UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21779

JOHN HANCOCK FUNDS II
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(Exact name of registrant as specified in charter)

601 CONGRESS STREET, BOSTON, MA 02210-2805
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(Address of principal executive offices) (Zip code)

GORDON M. SHONE, 601 CONGRESS STREET, BOSTON, MA 02210-2805
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(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 663-3000
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Date of fiscal year end: 8/31
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Date of reporting period: 8/31/06
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ITEM 1. REPORTS TO STOCKHOLDERS.

The first report applies to Lifestyle Aggressive Portfolio, the second report applies to Lifestyle Balanced Portfolio, the third report applies to Lifestyle Conservative Portfolio, the fourth report applies to Lifestyle Growth Portfolio, the fifth report applies to Lifestyle Moderate Portfolio and the sixth report applies to 56 of the Registrant’s portfolios

John Hancock
MUTUAL FUNDS

John Hancock
Lifestyle Aggressive Portfolio

Annual Report
8.31.06

CEO corner

Managers' report
page 2

A look at performance
page 6

Your expenses
page 8

Portfolio’s investments
page 10

Financial statements
page 12

Trustees and officers
page 31

For more information
page 36

To Our Shareholders,

The future has arrived at John Hancock Funds.

We have always been firm believers in the powerful role the Internet can play in providing fund information to our shareholders and prospective investors. Recently, we launched a redesigned, completely overhauled Web site that is more visually pleasing, easier to navigate and, most importantly, provides more fund information and learning tools without overwhelming the user.

Not long after we embarked on this major project, a study was released by the Investment Company Institute, the mutual fund industry’s main trade group, which found that an overwhelming majority of shareholders consider the Internet the “wave of the future” for accessing fund information.

Our new site sports fresher and faster ways to access account information. New innovations allow investors to view funds by risk level, track the performance of the John Hancock funds of their choice or sort funds by Morningstar, Inc.’s star ratings. Investors who own a John Hancock fund through a qualified retirement plan and don’t pay sales charges when making a purchase have the option of sorting by a “Load Waived” Morningstar Rating, thereby creating an apples-to-apples comparison with no-load funds that may also be available in their retirement plan.

The new site also has more educational tools and interactive modules to educate and assist investors with their financial goals, from college savings to retirement planning. A new “I want to…” feature allows investors to check performance, invest more money, update personal information or download prospectuses and forms quickly and easily.

In another of our ongoing efforts to provide our shareholders with top-notch service, we also redesigned our shareholder reports, as you may have noticed with this report. We hope the larger size, more colorful cover and redesigned presentation of the commentary and data tables will draw you in and make them easier to read.

After you’ve read your shareholder report, we encourage you to visit our new Web site — www.jhfunds.com — and take a tour. It’s easy, fast and fun and allows you to be in control of what you see and do. In short, it’s the wave of the future!

Sincerely,

Keith F. Hartstein,
President and Chief Executive Officer

This commentary reflects the CEO’s views as of August 31, 2006. They are subject to change at any time.

Your portfolio at a glance

The Portfolio seeks long-term growth of capital. Current income is not a consideration. To pursue this goal, the Portfolio, which is a fund-of-funds, normally invests 100% of its assets in underlying funds that invest primarily in equity securities.

Since inception*

► Across all asset classes, financial markets gained ground during the period, with nearly all of the Portfolio’s underlying funds performing positively.

► The Portfolio’s allocation to international and natural resources funds was a big positive, while U.S. large-cap growth and core funds lagged the S&P 500 Index.

► While there were relatively few management changes to the Portfolio, we did add a new international small-cap stock fund to broaden our exposure to that asset class.

Target Asset Allocation
Equity	% of Total

U.S. Large Cap	38.0

International	24.0

U.S. Small Cap	14.0

U.S. Mid Cap	13.0

International Small Cap	6.0

Natural Resources	5.0

1

Managers’ report

John Hancock

Lifestyle Aggressive Portfolio

The Portfolio’s broad diversification across multiple asset classes and fund managers was very valuable during a volatile market environment. Just about every investment type ended the reporting period in positive territory for the period beginning October 15, 2005 (the Portfolio’s inception date), through August 31, 2006.

The broad U.S. equity market turned in a respectable performance during the reporting period, as the S&P 500 Index gained 11.44% . These results came despite a sharp May/June downturn, which resulted from worries about slowing corporate earnings, fears of rising inflation and the expectation for further rate hikes from the U.S. Federal Reserve. However, strong rallies both early and late in the period helped overcome prior losses and gave stocks some much-needed upward momentum.

Continuing the trend of the past several years, large-capitalization U.S. stocks again lagged their mid-cap counterparts, which in turn underperformed small caps — although the performance gap between large and small stocks finally began to narrow during the period. Once again, one trend that remained the same across all U.S. market-capitalization ranges: value stocks continued to outshine growth stocks, despite several brief periods during which growth took the lead.

SCORECARD

INVESTMENT		PERIOD’S PERFORMANCE... AND WHAT’S BEHIND THE NUMBERS
Natural Resources	▲	Continued to benefit from steadily rising commodity prices.
(Wellington)
International	▲	Strong international stock performance and favorable currency
Opportunities (Marsico)		movements added to results.
U.S. Multi-Sector	▼	Emphasis on certain higher-quality, large-cap growth stocks
(GMO)		detracted from performance.

2

From the MFC Global Investment Management (U.S.A.), LLC’s Portfolio Management Team

“One big reason for the
Portfolio’s solid relative
performance was our large
weighting in international
equities, approximately 30%
of assets.”

International stocks were particularly strong performers during the period, as indicated by the 23.02% return of the MSCI EAFE Index. Equities abroad benefited from continued relative weakness in the U.S. dollar and greater uncertainty about the direction of interest rates in the United States. Another asset class that did very well was natural resources, which was helped by continued economic expansion boosting demand for commodities, coupled with relatively tight supplies. Energy stocks did particularly well, as oil prices rose further. Excellent supply/demand fundamentals also helped companies in the metals and mining and the paper and forest products industries.

Performance results

John Hancock Lifestyle Aggressive Portfolio’s Class A, Class B, Class C, Class R3, Class R4 and Class R5, which began operations on October 18, 2005, producd total returns of 11.85%, 11.22%, 11.22%, 11.81%, 11.94% and 12.16%, respectively, at net asset value through August 31, 2006. Class 1 shares returned 12.27% at net asset value since beginning operation October 15, 2005. In comparison, the Portfolio’s benchmark, the S&P 500 Index, returned 11.44% and Morningstar’s average large blend fund returned 11.41% .1 Keep in mind that your net asset value return will be different from the Portfolio’s performance if you were not invested in the Portfolio for the entire period and did not reinvest all distributions. Please see pages six and seven for historical performance information.

Lifestyle Aggressive Portfolio

3

International gains

One big reason for the Portfolio’s solid relative performance was our large weighting in international equities, approximately 30% of assets. Particularly strong results came from International Core (+22.19%, GMO), one of our two largest allocations at 8% of the Portfolio at period end. Another big help was our position in International Opportunities (+23.51%, Marsico), in which we held a 4% stake.

In addition, we benefited significantly from our exposure to the natural resources asset class through a 5% position in Natural Resources (+24.62%, Wellington). The Portfolio’s overweighting in natural resources has declined somewhat relative to our benchmark, as these stocks have performed well and grown to occupy a larger portion of the index.

On the Portfolio’s domestic equity side, we were most helped by a number of our large-cap value-oriented investments. For example, Quantitative Value (+17.98%, MFC Global Investment Management (U.S.A.), LLC) enjoyed very strong results, while Large Cap Value (+13.43%, Mercury) and Equity Income (+13.54%, T. Rowe Price) also generated solid gains. By contrast, the Portfolio’s large-cap core and growth-oriented investments tended to lag in a market environment that continued to favor value and small-cap stocks. Capital Appreciation, managed by Jennison, turned in a modestly positive return of 2.72%, while the GMO-managed U.S. Multi-Sector — at 8% our other largest weighting — gained 4.25% . Core Equity (+3.63%, Legg Mason) also failed to keep pace with the S&P 500 Index.

Broader small-cap exposure

We initiated relatively few meaningful asset allocation shifts during the period. In May, we did establish a new position in a new international small-cap fund, International Small Company, managed by Dimensional Fund Advisors (DFA). This fund was added to complement our existing holdings in International Small Cap, managed by Templeton. The DFA offering provides us with two important benefits — added exposure to the smaller end of the international small-cap spectrum, and enough capacity to maintain our desired exposure to this important asset class.

Lifestyle Aggressive Portfolio

4

Outlook

We have maintained the Portfolio’s relatively neutral weighting in international markets. On the positive side, there are some good pockets of growth around the world, particularly in Japan. However, higher valuations in many markets along with the potential for rising interest rates are some reasons to be cautious.

“On the Portfolio’s domestic equity
side, we were most helped by a
number of our large-cap value-
oriented investments.”

We believe the stage may be set for high-quality, large-cap stocks to finally take the lead over their mid- and small-cap counterparts. We have positioned the Portfolio to benefit from such a scenario, maintaining a slight overweight in funds that own high-quality, large-cap stocks, such as T. Rowe Price’s Blue Chip Growth. Added exposure to this group comes from funds such as U.S. Multi Sector, whose management team also has prepared for a high-quality large-cap shift and has tilted its portfolio accordingly. Although we are expecting large caps to take the lead, we can’t predict when such a reversal will take place. If, however, investors continue their preference for higher-risk, lower-quality asset classes, we believe our broadly diversified Portfolio can help capture these performance gains while effectively managing volatility for our shareholders.

This commentary reflects the views of the portfolio managers through the end of the Portfolio’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting. See the prospectus for the risks of investing in small-cap stocks. See the prospectus for the risks of investing in high-yield bonds.

1 Figures from Morningstar, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

2 As a percentage of net assets on August 31, 2006.

Lifestyle Aggressive Portfolio

5

A look at performance

For the period ending August 31, 2006

		Cumulative total returns
		with maximum sales charge (POP)

	Inception	Since
Class	date	Inception[a]

A	10-18-05	6.30%

B	10-18-05	6.22

C	10-18-05	10.22

R3[b]	10-18-05	11.81

R4[b]	10-18-05	11.94

R5[b]	10-18-05	12.16

1[b]	10-15-05	12.27

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares’ CDSC declines annually between years 1–6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class R3, Class R4, Class R5 and Class 1 shares.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Portfolio’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month-end, please call 1-800-225-5291 or visit the Portfolio’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Portfolio’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

Since inception performance is calculated with an opening price (prior day’s close) on inception date.

a Class A, Class B, Class C, Class R3, Class R4 and Class R5 shares began operations on 10-18-05 and Class 1 shares began operation on 10-15-05.

b For certain types of investors as described in the Portfolio’s Class R3, Class R4, Class R5 and Class 1 share prospectuses.

Lifestyle Aggressive Portfolio

6

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we’ve shown the same investment in two separate indexes.

		Without sales	With maximum
Class	Period beginning	charge	sales charge	Index 1	Index 2

B1	10-18-05	$11,122	$10,622	$11,144	$12,302

C1	10-18-05	11,122	11,022	11,144	12,302

R3[1,3]	10-18-05	11,181	11,181	11,144	12,302

R4[1,3]	10-18-05	11,194	11,194	11,144	12,302

R5[1,3]	10-18-05	11,216	11,216	11,144	12,302

1[2,3]	10-15-05	11,227	11,227	11,177	11,944

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Portfolio’s Class B, Class C, Class R3, Class R4, Class R5 and Class 1 shares, respectively, as of August 31, 2006. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Index 1 — Standard & Poor’s 500 Index is an unmanaged index that includes 500 widely traded common stocks.

Index 2 — MSCI EAFE Gross Total Return Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. As of June 2006 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

1 Index 2 figure from 10/31/05.

2 Index 2 figure from 9/30/05.

3 For certain types of investors as described in the Portfolio’s Class R3, Class R4, Class R5 and Class 1 share prospectuses.

7

Lifestyle Aggressive Portfolio

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding portfolio expenses

As a shareholder of the Portfolio, you incur two types of costs:

■ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

■ Ongoing operating expenses including management fees, distribution and service fees (if applicable) and other Portfolio expenses.

In addition to the operating expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the operating expenses of the underlying funds in which the Portfolio invests. Because the underlying funds have varied operating expenses and transaction costs and the Portfolio may own different proportions of the underlying funds at different times, the amount of expenses incurred indirectly by the Portfolio will vary. If these indirect expenses were included, your expenses paid during the period would have been higher.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your portfolio’s actual ongoing operating expenses, and is based on your portfolio’s actual return. It assumes an account value of $1,000.00 on March 1, 2006, with the same investment held until August 31, 2006.

	Account value	Ending value	Expenses paid during period
	on 3-1-06	on 8-31-06	ended 8-31-06 [a]

Class A	$1,000.00	$1,004.30	$3.28

Class B	1,000.00	1,000.70	6.81

Class C	1,000.00	1,000.70	6.81

Class R3	1,000.00	1,005.00	3.44

Class R4	1,000.00	1,005.00	2.48

Class R5	1,000.00	1,006.40	0.96

Class 1	1,000.00	1,007.20	0.56

8

Lifestyle Aggressive Portfolio

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2006 by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

This table allows you to compare your portfolio’s ongoing operating expenses with those of any other fund. It provides an example of the Portfolio’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annual return before expenses (which is not your portfolio’s actual return). It assumes an account value of $1,000.00 on March 1, 2006, with the same investment held until August 31, 2006. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during period
	on 3-1-06	on 8-31-06	ended 8-31-06 [a]

Class A	$1,000.00	$1,021.93	$3.31

Class B	1,000.00	1,018.40	6.87

Class C	1,000.00	1,018.40	6.87

Class R3	1,000.00	1,021.78	3.47

Class R4	1,000.00	1,022.74	2.50

Class R5	1,000.00	1,024.25	0.97

Class 1	1,000.00	1,024.65	0.56

Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

a Expenses are equal to the Portfolio's annualized expense ratio of 0.65%, 1.35%, 1.35%, 0.68%, 0.49%, 0.19% and 0.11% for Class A, Class B, Class C, Class R3, Class R4, Class R5 and Class 1, respectively, multiplied by the average account value over the period, multiplied by the number of days in the period /365 or 366 (to reflect the one-half year period). The expense ratios do not include fees and expenses incurred by the Portfolio from the underlying funds.

Lifestyle Aggressive Portfolio

9

F I N A N C I A L  S T A T E M E N T S

Portfolio’s investments

Securities owned by the Portfolio on 8-31-06

Portfolio of investments, showing all underlying funds.

Issuer	Shares	Value

Investment companies 99.97%		$2,493,325,747
(Cost $2,332,750,384)
John Hancock Funds II

All Cap Growth Fund Class NAV	3,022,333	$49,717,383

All Cap Value Fund Class NAV	3,136,053	49,549,643

Blue Chip Growth Fund Class NAV	6,985,892	124,348,875

Capital Appreciation Fund Class NAV	10,532,521	99,532,325

Core Equity Fund Class NAV	5,286,718	75,441,459

Emerging Growth Fund Class NAV	2,789,800	51,164,930

Equity-Income Fund Class NAV	2,736,026	49,549,424

Fundamental Value Fund Class NAV	6,280,209	99,415,710

International Equity Index Fund Class NAV	6,555,210	124,352,333

International Opportunities Fund Class NAV	6,182,381	99,907,280

International Small Cap Fund Class NAV	3,557,189	74,523,111

International Small Company Fund Class NAV	7,989,553	74,542,530

International Value Fund Class NAV	9,755,233	174,423,566

Large Cap Fund Class NAV	3,379,099	49,571,376

Large Cap Value Fund Class NAV	1,069,803	24,616,172

Mid Cap Core Fund Class NAV	4,327,223	74,687,869

Mid Cap Index Fund Class NAV	1,361,218	25,005,575

Mid Cap Stock Fund Class NAV	3,170,730	50,192,653

Mid Cap Value Equity Fund Class NAV	2,578,332	24,880,903

Mid Cap Value Fund Class NAV	2,635,211	49,700,071

Natural Resources Fund Class NAV	3,492,935	124,348,487

Quantitative Mid Cap Fund Class NAV	3,479,128	49,821,116

Quantitative Value Fund Class NAV	4,497,753	74,482,795

Small Cap Fund Class NAV	5,402,799	75,855,305

Small Cap Index Fund Class NAV	3,174,474	50,632,853

Small Company Fund Class NAV	3,224,770	49,790,455

Small Company Value Fund Class NAV	3,199,392	75,601,641

Special Value Fund Class NAV	2,441,971	50,109,240

U.S. Global Leaders Growth Fund Class NAV	1,958,976	24,839,817

U.S. Multi Sector Fund Class NAV	19,130,584	199,149,379

Value & Restructuring Fund Class NAV	2,239,676	24,815,609

Vista Fund Class NAV	4,636,102	49,606,288

See notes to financial statements

Lifestyle Aggressive Portfolio

10

F I N A N C I A L   S T A T E M E N T S

Issuer	Shares	Value

John Hancock Funds III

International Core Fund Class NAV	5,057,125	$199,149,574

Total investments 99.97%		$2,493,325,747

Other assets in excess of liabilities 0.03%		$631,006

Total net assets 100.00%		$2,493,956,753

Percentages are stated as a percent of net assets of the Portfolio.

See notes to financial statements

Lifestyle Aggressive Portfolio

11

F I N A N C I A L  S T A T E M E N T S

Financial statements

Statement of assets and liabilities 8-31-06

This Statement of Assets and Liabilities is the Portfolio’s balance sheet. It shows the value of what the Portfolio owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments in affiliated funds, at value (cost $2,332,750,384)	$2,493,325,747
Receivable for fund shares sold	2,917,687
Other assets	7,767
Total assets	2,496,251,201

Liabilities

Payable for investments purchased	1,954,062
Payable for fund shares repurchased	68,176
Payable to affiliates
Fund administration fees	46,274
Transfer agent fees	36,857
Trustees’ fees	515
Due to adviser	22,540
Other payables and accrued expenses	166,024
Total liabilities	2,294,448

Net assets

Capital paid-in	2,274,094,924
Accumulated net realized gain on investments	54,811,392
Net unrealized appreciation on investments	160,575,363
Accumulated net investment income	4,475,074
Net assets	$2,493,956,753

Net asset value per share

Based on net asset values and shares outstanding
— the Portfolio has an unlimited number of shares authorized with no par value
Class A ($35,037,913 ÷ 2,492,440 shares)	$14.06
Class B ($8,453,392 ÷ 603,673 shares)	$14.00
Class C ($25,269,023 ÷ 1,804,306 shares)	$14.00
Class R3 ($1,087,135 ÷ 77,333 shares)	$14.06
Class R4 ($1,579,009 ÷ 112,222 shares)	$14.07
Class R5 ($468,879 ÷ 33,274 shares)	$14.09
Class 1 ($2,422,061,402 ÷ 172,137,524 shares)	$14.07

Maximum offering price per share

Class A1 ($14.06 ÷ 95%)	$14.80

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements

Lifestyle Aggressive Portfolio

12

F I N A N C I A L  S T A T E M E N T S

Statement of operations For the period ended 8-31-06a

This Statement of Operations summarizes the Portfolio’s investment income earned and expenses incurred in operating the Portfolio. It also shows net gains (losses) for the period stated.

Investment income

Income distributions received from affiliated underlying funds	11,032,304
Total investment income	11,032,304

Expenses

Investment management fees (Note 3)	793,633
Distribution and service fees (Note 3)	1,087,115
Transfer agent fees (Note 3)	52,221
Blue sky fees (Note 3)	99,466
Printing and postage fees (Note 3)	51,472
Fund administration fees (Note 3)	166,487
Audit and legal fees	85,026
Custodian fees	10,944
Trustees’ fees (Note 3)	21,991
Registration and filing fees	70,700
Miscellaneous	17,551
Total expenses	2,456,606
Less expense reductions (Note 3)	(122,636)
Net expenses	2,333,970
Net investment income	8,698,334

Realized and unrealized gain

Net realized gain on investments	54,792,008
Capital gain distributions received from affiliated underlying funds	6,427,198
Change in net unrealized appreciation of investments	160,575,363
Net realized and unrealized gain	221,794,569
Increase in net assets from operations	$230,492,903

a Period from 10-15-06 (commencement of operatons) to 8-31-06.

See notes to financial statements

Lifestyle Aggressive Portfolio

13

F I N A N C I A L  S T A T E M E N T S

Statement of changes in net assets

This Statement of Changes in Net Assets shows how the value of the Portfolio’s net assets has changed during the period. It reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Portfolio share transactions.

Period
ended a
8-31-06

Increase (decrease) in net assets

From operations
Net investment income	$8,698,334
Net realized gain	61,219,206
Change in net unrealized appreciation	160,575,363
Increase in net assets resulting from operations	230,492,903
Distributions to shareholders
From net investment income
Class A	(10,791)
Class B	(2,807)
Class C	(4,862)
Class R3	(460)
Class R4	(513)
Class R5	(565)
Class 1	(10,836,557)
(10,856,555)
From Fund share transactions	2,274,320,405

Net assets

End of period	$2,493,956,753
Accumulated net investment income	$4,475,074

a Period from 10-15-05 (commencement of operations) to 8-31-06.

See notes to financial statements

Lifestyle Aggressive Portfolio

14

F I N A N C I A L  S T A T E M E N T S

Financial highlights

The Financial highlights show how the Portfolio’s net asset value for a share has changed since the beginning of the period.

CLASS A SHARES

Period ended	8-31-06[a]

Per share operating performance

Net asset value, beginning of period	$12.63
Net investment loss [h,v]	(0.07)
Net realized and unrealized
gain on investments	1.56
Total from investment operations	1.49
Less distributions
From net investment income	(0.06)
(0.06)
Net asset value, end of period	$14.06
Total return [k,l] (%)	11.85 [m]

Ratios and supplemental data

Net assets, end of period
(in millions)	$35
Ratio of net expenses
to average net assets [q] (%)	0.65 [r]
Ratio of gross expenses
to average net assets [p,q] (%)	0.84 [r]
Ratio of net investment loss
to average net assets [v] (%)	(0.59) [r]
Portfolio turnover (%)	23 [m]

See notes to financial statements

Lifestyle Aggressive Portfolio

15

F I N A N C I A L  S T A T E M E N T S

Financial highlights

CLASS B SHARES

Period ended	8-31-06[a]

Per share operating performance

Net asset value, beginning of period	$12.63
Net investment loss [h,v]	(0.15)
Net realized and unrealized
gain on investments	1.56
Total from investment operations	1.41
Less distributions
From net investment income	(0.04)
(0.04)
Net asset value, end of period	$14.00
Total return [k,l] (%)	11.22[m]

Ratios and supplemental data

Net assets, end of period
(in millions)	$8
Ratio of net expenses
to average net assets [q] (%)	1.34[r]
Ratio of gross expenses
to average net assets [p,q] (%)	2.00[r]
Ratio of net investment loss
to average net assets [v] (%)	(1.23)[r]
Portfolio turnover (%)	23[m]

See notes to financial statements

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16

F I N A N C I A L  S T A T E M E N T S

Financial highlights

CLASS C SHARES

Period ended	8-31-06[a]

Per share operating performance

Net asset value, beginning of period	$12.63
Net investment loss [h,v]	(0.15)
Net realized and unrealized
gain on investments	1.57
Total from investment operations	1.42
Less distributions
From net investment income	(0.05)
(0.05)
Net asset value, end of period	$14.00
Total return [k,l] (%)	11.22[m]

Ratios and supplemental data

Net assets, end of period
(in millions)	$25
Ratio of net expenses
to average net assets [q] (%)	1.34[r]
Ratio of gross expenses
to average net assets [p,q] (%)	1.60[r]
Ratio of net investment loss
to average net assets [v] (%)	(1.27)[r]
Portfolio turnover (%)	23[m]

See notes to financial statements

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17

F I N A N C I A L  S T A T E M E N T S

Financial highlights

CLASS R3 SHARES

Period ended	8-31-06[a]

Per share operating performance

Net asset value, beginning of period	$12.63
Net investment loss [h,v]	(0.05)
Net realized and unrealized
gain on investments	1.54
Total from investment operations	1.49
Less distributions
From net investment income	(0.06)
(0.06)
Net asset value, end of period	$14.06
Total return [k,l] (%)	11.81[m]

Ratios and supplemental data

Net assets, end of period
(in millions)	$1
Ratio of net expenses
to average net assets [q] (%)	0.69[r]
Ratio of gross expenses
to average net assets [p,q] (%)	8.07[r]
Ratio of net investment loss
to average net assets [v] (%)	(0.47)[r]
Portfolio turnover (%)	23[m]

See notes to financial statements

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F I N A N C I A L  S T A T E M E N T S

Financial highlights

CLASS R4 SHARES

Period ended	8-31-06[a]

Per share operating performance

Net asset value, beginning of period	$12.63
Net investment loss [h,v]	(0.05)
Net realized and unrealized
gain on investments	1.55
Total from investment operations	1.50
Less distributions
From net investment income	(0.06)
(0.06)
Net asset value, end of period	$14.07
Total return [k,l] (%)	11.94[m]

Ratios and supplemental data

Net assets, end of period
(in millions)	$2
Ratio of net expenses
to average net assets [q] (%)	0.49[r]
Ratio of gross expenses
to average net assets [p,q] (%)	4.08[r]
Ratio of net investment loss
to average net assets [v] (%)	(0.38)[r]
Portfolio turnover (%)	23[m]

See notes to financial statements

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F I N A N C I A L  S T A T E M E N T S

Financial highlights

CLASS R5 SHARES

Period ended	8-31-06[a]

Per share operating performance

Net asset value, beginning of period	$12.63
Net investment income [h,v]	0.01
Net realized and unrealized
gain on investments	1.52
Total from investment operations	1.53
Less distributions
From net investment income	(0.07)
(0.07)
Net asset value, end of period	$14.09
Total return [k,l] (%)	12.16[m]

Ratios and supplemental data

Net assets, end of period
(in millions)	$—[i]
Ratio of net expenses
to average net assets [q] (%)	0.20[r]
Ratio of gross expenses
to average net assets [p,q] (%)	8.26[r]
Ratio of net investment income
to average net assets [v] (%)	0.05[r]
Portfolio turnover (%)	23[m]

See notes to financial statements

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20

F I N A N C I A L  S T A T E M E N T S

Financial highlights

CLASS 1 SHARES

Period ended	8-31-06[a]

Per share operating performance

Net asset value, beginning of period	$12.60
Net investment income [h,v]	0.06
Net realized and unrealized
gain on investments	1.48
Total from investment operations	1.54
Less distributions
From net investment income	(0.07)
(0.07)
Net asset value, end of period	$14.07
Total return [k] (%)	12.27[m]

Ratios and supplemental data

Net assets, end of period
(in millions)	$2,422
Ratio of net expenses
to average net assets [q] (%)	0.11[r]
Ratio of net investment income
to average net assets [v] (%)	0.48[r]
Portfolio turnover (%)	23[m]

a Class A, Class B, Class C, Class R3, Class R4 and Class R5 shares began operations on 10-18-05, and Class 1 shares began operation on 10-15-05.

h Based on the average of the shares outstanding.

i Less than $500,000.

k Assumes dividend reinvestment and does not reflect the effect of sales charges.

l Total returns would have been lower had certain expenses not been reduced during the period shown.

m Not annualized.

p Does not take into consideration expense reductions during the period shown.

q Does not include expenses of the investment companies in which the Portfolio invests.

r Annualized.

v Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

See notes to financial statements

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21

Notes to financial statements

1. Organization

The John Hancock Lifestyle Aggressive Portfolio (the “Portfolio”) is a newly organized non-diversified series of John Hancock Funds II (the “Trust”). The Trust was established as a Massachusetts business trust on June 28, 2005. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company.

The Portfolio operates as a “fund of funds”, investing in Class NAV shares of underlying funds of the Trust and John Hancock Funds III and in other permitted investments.

John Hancock Investment Management Services, LLC (the “Adviser”), a Delaware limited liability company controlled by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) serves as investment adviser for the Trust and John Hancock Funds, LLC (the “Distributor”), an affiliate of the Adviser, serves as principal underwriter. John Hancock Life Insurance Company of New York (“John Hancock New York”) is a wholly owned subsidiary of John Hancock USA. John Hancock USA and John Hancock New York are indirect wholly owned subsidiaries of The Manufactures Life Insurance Company (“Manulife”), which in turn is a wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a publicly traded company. MFC and its subsidiaries are known collectively as “Manulife Financial.”

The Portfolio commenced operations after certain separate accounts of John Hancock USA redeemed their interests in portfolios of John Hancock Trust and certain unaffiliated mutual funds of approximately $350 million at the close of business on October 14, 2005, with additional redemption proceeds of approximately $1.5 billion received on October 28, 2005, and invested such proceeds in Class 1 shares of the Portfolio, which in turn invested the proceeds in underlying funds of the Trust.

The Board of Trustees has authorized the issuance of multiple classes of shares of the Portfolio, including classes designated as Class A, Class B, Class C, Class R3, Class R4, Class R5 and Class 1 shares.

Class A, B, and C shares are open to all retail investors. Class 1 shares are sold only to certain exempt separate accounts of John Hancock USA and John Hancock New York. Class R3, R4 and R5 shares are available only to certain retirement plans.

The shares of each class represent an interest in the same portfolio of investments of the Portfolio, and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the SEC and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan. Class B shares will convert to Class A shares eight years after purchase.

2. Significant accounting policies

In the preparation of the financial statements, the Portfolio follows the policies described below. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

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22

Securities valuation

The net asset value of the shares of the Portfolio is determined daily as of the close of the New York Stock Exchange, normally at 4:00 p.m. Eastern Time. Investments in underlying funds are valued at their respective net asset values each business day, or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Securities in the underlying funds’ portfolios are valued in accordance with their respective valuation polices, as outlined in the underlying funds’ financial statements. Short-term debt investments that have a remaining maturity of 60 days or less are valued at amortized cost.

Security transactions and related investment income

Investment security transactions in the underlying funds are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income and capital gain distributions are recorded on the ex-dividend date.

Gains and losses on securities sold are determined on the basis of specific identi-fied cost for both financial and federal income tax reporting purposes.

Multi-class operations

All income, expenses (except for class-specific expenses) and realized and unrealized gains (losses) are allocated to each class of shares based upon the relative net assets of each class. Dividends to shareholders from net investment income are determined at a class level and distributions from capital gains are determined at a Portfolio level.

Expense allocation

Expenses not directly attributable to a particular Portfolio or class of shares are allocated based on the relative share of net assets of the Portfolio at the time the expense was incurred. Class-specific expenses, such as transfer agency fees, blue sky fees, printing and postage fees and distribution and service fees, are accrued daily and charged directly to the respective share classes. Expenses in the Portfolio’s Statement of Operations reflect the expenses of the Portfolio and do not include any indirect expenses related to the underlying funds. Because the underlying funds have varied expense levels and the Portfolio may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the Portfolio will vary.

Federal income taxes

The Portfolio qualifies as a “regulated investment company” by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

New accounting pronouncement

In June 2006, Financial Accounting Standards Board (FASB) Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”) was issued and is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management is currently evaluating the application of the Interpretation to the Portfolio and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Portfolio’s financial statements.

In September 2006, FASB Standard No. 157, Fair Value Measurements (“FAS 157”) was issued, and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishing a framework for measuring fair value and expands disclosure about fair value measurements. Management is currently evaluating the application of FAS 157 to the Portfolio, and its impact, if any, resulting from the adoption of FAS 157 on the Portfolio’s financial statements.

Distribution of income and gains

The Portfolio records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date.

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23

During the period ended August 31, 2006, the tax character of distributions paid was as follows: ordinary income $10,856,555. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class. Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Portfolio’s financial statements as a return of capital. As of August 31, 2006, the components of distributable earnings on a tax basis included $59,267,085 of undistributed ordinary income and $19,381 of undistributed long-term gain.

Capital accounts

The Portfolio reports the undistributed net investment income and accumulated undistributed net realized gain (loss) accounts on a basis approximating amounts available for future tax distributions (or to offset future taxable realized gains when a capital loss carry-forward is available). Accordingly, the Portfolio may periodically make reclassifications among certain capital accounts, without affecting its net asset value.

3. Investment advisory and
other agreements

Advisory fees

The Trust has entered into an Investment Advisory Agreement with the Adviser. The Adviser is responsible for managing the corporate and business affairs of the Trust and for selecting and compensating subadvisers to handle the investment and reinvestment of the assets of the Portfolio, subject to the supervision of the Board of Trustees. Under the Advisory Agreement, the Portfolio pays a monthly management fee to the Adviser equivalent, on an annual basis, to its pro rata portion of the sum of: (a) 0.05% of the first $7,500,000,000 of the aggregate daily net assets and (b) 0.04% of the aggregate daily net assets in excess of $7,500,000,000 of the five Lifestyle Portfolios of the Trust (Lifestyle Aggressive, Lifestyle Growth, Lifestyle Balanced, Lifestyle Moderate and Lifestyle Conservative) and the five Lifestyle Portfolios of John Hancock Trust (Lifestyle Aggressive, Lifestyle Growth, Lifestyle Balanced, Lifestyle Moderate and Lifestyle Conservative). The Portfolio is not responsible for payment of the subadvisory fees.

Expense reimbursements

The Adviser has contractually agreed to waive advisory fees or reimburse the Portfolio’s expenses for Class A, Class B, Class C, Class R3, Class R4 and Class R5 shares to the extent that blue sky fees and printing and postage expenses attributable to each class exceed 0.09% of the average annual net assets attributable to the classes, at least until November 1, 2006, and may thereafter be terminated by the Adviser at any time. Accordingly, the expense reductions related to this expense limitation amounted to $24,863, $22,518, $21,975, $17,405, $17,026 and $17,584 for Class A, Class B, Class C, Class R3, Class R4 and Class R5, respectively, for the period ended August 31, 2006.

Administration fees

The Portfolio has an agreement with the Adviser that requires the Portfolio to reimburse the Adviser for all expenses associated with providing the administrative, financial, accounting and recordkeeping services of the Portfolio, including the preparation of all tax returns, annual, semiannual and periodic reports to shareholders and the preparation of all regulatory reports.

Distribution plans

The Trust has a Distribution Agreement with the Distributor. The Portfolio has adopted Distribution Plans with respect to Class A, Class B, Class C, Class R3, Class R4 and Class 1, pursuant to Rule 12b-1 under the 1940 Act, to reimburse the Distributor for the services it provides as distributor of shares of the Portfolio. Accordingly, the Portfolio makes monthly payments to the Distributor at an annual rate not to exceed 0.30%, 1.00%, 1.00%, 0.50%, 0.25% and 0.05% of the

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24

average daily net assets of Class A, Class B, Class C, Class R3, Class R4 and Class 1, respectively. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Portfolio’s 12b-1 payments could occur under certain circumstances.

The Portfolio has also adopted a Service Plan with respect to Class R3, Class R4 and Class R5 shares (the “Service Plan”). Under the Service Plan, the Portfolio pays up to 0.15%, 0.10% and 0.05% of the average daily net assets of Class R3, Class R4 and Class R5 shares, respectively, for certain other services.

Sales charges

Class A shares are assessed up-front sales charges of up to 5% of the net asset value of such shares. During the period ended August 31, 2006, the Portfolio was informed that the Distributor received net up-front sales charges of $800,789 with regard to sales of Class A shares. Of this amount, $128,706 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $664,228 was paid as sales commissions to unrelated broker-dealers and $7,855 was paid as sales commissions to sales personnel of Signator Investors, Inc. (“Signator Investors”), a related broker-dealer, an indirect subsidiary of MFC.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge (“CDSC”) at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed.

Proceeds from the CDSCs are paid to the Distributor and are used, in whole or in part, to defray its expenses for providing distribution-related services to the Portfolio in connection with the sale of Class B and Class C shares. During the period ended August 31, 2006, the Portfolio was informed that CDSCs received by the Distributor amounted to $5,977 for Class B shares and $3,815 for Class C shares.

Transfer agent fees

The Portfolio has a Transfer Agency Agreement with John Hancock Signature Services, Inc. (“Signature Services”), an indirect subsidiary of MFC. For Class A, Class B, Class C, Class R3, Class R4 and Class R5 shares, the Portfolio pays a monthly transfer agent fee at an annual rate of 0.05% of each class’s average daily net assets, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses. Expenses not directly attributable to a particular class of shares are aggregated and allocated to each class on the basis of its relative net asset value.

Signature Services has agreed to limit the transfer agent fees so that such fees do not exceed 0.20% annually of each of Class A, Class B, Class C, Class R3, Class R4 and Class R5 share average daily net assets. This agreement is effective until December 31, 2006. Signature Services reserves the right to terminate this limitation in the future. In addition, Signature Services has voluntarily agreed to further limit transfer agent fees for Class R3, Class R4 and Class R5 shares so that such fees do not exceed 0.05% annually of each class’s average daily net assets. Accordingly, the transfer agent fees reductions amounted to $304, $638 and $323 for Class R3, Class R4 and Class R5 shares, respectively, during the period ended August 31, 2006. Signature Services reserves the right to terminate this limitation at any time.

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Expenses under the agreements described above for the period ended August 31, 2006, were as follows:

	Distribution and	Transfer		Printing and
Share Class	service fees	agent	Blue sky	postage

Class A	$39,384	$26,457	$17,638	$19,040
Class B	34,257	6,917	16,149	9,452
Class C	84,676	17,156	17,423	12,174
Class R3	1,226	397	15,925	1,698
Class R4	1,455	877	15,925	1,550
Class R5	7	417	16,406	1,379
Class 1	926,110	—	—	6,179
Total	$1,087,115	$52,221	$99,466	$51,472

Trustees’ fees

The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. Total Trustees’ expenses are allocated based on each portfolio’s average daily net asset value.

4. Guarantees and Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

5. Capital shares

Share activities for the Portfolio for the period ended August 31, 2006 were as follows:

	Period ended 8-31-06[a]
	Shares	Amount

Class A shares

Sold	2,656,426	$37,105,900
Distributions reinvested	739	9,867
Repurchased	(164,725)	(2,284,281)
Net increase	2,492,440	$34,831,486

Class B shares

Sold	641,314	$8,963,149
Distributions reinvested	161	2,152
Repurchased	(37,802)	(520,561)
Net increase	603,673	$8,444,740

Class C shares

Sold	1,853,043	$25,877,041
Distributions reinvested	283	3,786
Repurchased	(49,020)	(685,074)
Net increase	1,804,306	$25,195,753

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	Period ended 8-31-06[a]
	Shares	Amount

Class R3 shares

Sold	78,517	$1,063,860
Repurchased	(1,184)	(16,116)
Net increase	77,333	$1,047,744

Class R4 shares

Sold	125,577	$1,762,808
Repurchased	(13,355)	(183,449)
Net increase	112,222	$1,579,359

Class R5 shares

Sold	38,324	$533,868
Repurchased	(5,050)	(73,349)
Net increase	33,274	$460,519

Class 1 shares

Sold	173,760,521	$2,225,676,778
Distributions reinvested	812,945	10,836,557
Repurchased	(2,435,942)	(33,752,531)
Net increase	172,137,524	$2,202,760,804

Net increase	177,260,772	$2,274,320,405

a Class A, Class B, Class C, Class R3, Class R4 and Class R5 shares began operations on 10-18-05, and Class 1 shares began operation on 10-15-05.

6. Investment transactions

Purchases and sales of the underlying funds during the period ended August 31, 2006, aggregated $2,782,373,375 and $504,414,999, respectively.

The cost of investments owned on August 31, 2006, including short-term investments, for federal income tax purposes, was $2,332,750,384. Gross unrealized appreciation and depreciation of investments aggregated $173,885,053 and $13,309,690, respectively, resulting in net unrealized appreciation of $160,575,363.

7. Investment in affiliated underlying funds

The Portfolio invests primarily in the underlying funds that are managed by affiliates of the Adviser. The Portfolio does not invest in the underlying funds for the purpose of exercising management or control.

A summary of the Portfolio’s transactions in the securities of affiliated issuers in which the Portfolio’s holdings represent 5% or more of the outstanding voting securities of the issuer, during the period ended August 31, 2006 is set forth below.

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Affiliate —	Shares	Shares	Ending Share		Ending
Class NAV	Purchased	Sold	Amount	Proceeds	Value

All Cap Growth	3,022,915	582	3,022,333	$9,704	$49,717,383
All Cap Value	3,136,588	535	3,136,053	8,328	49,549,643
Blue Chip Growth	6,993,440	7,548	6,985,892	132,497	124,348,875
Capital Appreciation	10,634,630	102,109	10,532,521	980,546	99,532,325
Core Equity	5,379,463	92,745	5,286,718	1,395,241	75,441,459
Emerging Growth	2,849,165	59,365	2,789,800	1,092,545	51,164,930
Emerging Small Company	252,226	252,226	—	7,052,232	—
Equity-Income	4,051,280	1,315,254	2,736,026	23,659,779	49,549,424
Fundamental Value	6,326,518	46,309	6,280,209	730,650	99,415,710
International Core *	5,057,125	—	5,057,125	—	199,149,574
International Equity Index	6,643,725	88,515	6,555,210	1,653,856	124,352,333
International
Opportunities	6,500,950	318,569	6,182,381	4,890,687	99,907,280
International Small Cap	6,972,659	3,415,470	3,557,189	74,920,265	74,523,111
International Small Company	8,003,632	14,079	7,989,553	130,062	74,542,530
International Stock	15,376,049	15,376,049	—	210,898,404	—
International Value	11,382,320	1,627,087	9,755,233	28,832,080	174,423,566
Large Cap	3,379,943	844	3,379,099	12,124	49,571,376
Large Cap Value	1,070,611	808	1,069,803	17,033	24,616,172
Mid Cap Core	5,625,095	1,297,872	4,327,223	23,244,140	74,687,869
Mid Cap Index	1,361,298	80	1,361,218	1,452	25,005,575
Mid Cap Stock	3,186,155	15,425	3,170,730	231,280	50,192,653
Mid Cap Value Equity	2,578,534	202	2,578,332	1,916	24,880,903
Mid Cap Value	3,849,395	1,214,184	2,635,211	23,542,159	49,700,071
Natural Resources	4,622,763	1,129,828	3,492,935	36,288,093	124,348,487
Quantitative Mid Cap	3,479,631	503	3,479,128	7,484	49,821,116
Quantitative Value	4,584,366	86,613	4,497,753	1,426,897	74,482,795
Small Cap	5,465,472	62,673	5,402,799	976,051	75,855,305
Small Cap Index	3,174,671	197	3,174,474	3,049	50,632,853
Small Cap Opportunities	1,890,213	1,890,213	—	48,025,547	—
Small Company	3,230,032	5,262	3,224,770	81,705	49,790,455
Small Company Value	3,243,700	44,308	3,199,392	1,106,036	75,601,641
Special Value	2,461,043	19,072	2,441,971	406,574	50,109,240
U.S. Global Leaders
Growth	2,789,786	830,810	1,958,976	10,875,171	24,839,817
U.S. Multi Sector	19,227,030	96,446	19,130,584	986,469	199,149,379
Value & Restructuring	2,239,885	209	2,239,676	2,274	24,815,609
Vista	4,703,770	67,668	4,636,102	792,670	49,606,288

*Represents the Portfolio’s investment in John Hancock Funds III International Core Fund

8. Reclassification of accounts

During the period ended August 31, 2006, the Portfolio reclassified amounts to reflect a decrease in accumulated net realized gain on investments of $6,407,814, an increase in accumulated net investment income of $6,633,295 and a decrease in capital paid-in of $225,481. This represents the amounts necessary to report these balances on a tax basis, excluding certain temporary differences, as of August 31, 2006. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Portfolio, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America and book and tax differences in accounting for non-deductible organizational costs. The calculation of net investment income per share in the Portfolio’s Financial Highlights excludes these adjustments.

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28

Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Lifestyle Aggressive Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of securities owned, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Lifestyle Aggressive Portfolio (the “Portfolio”) at August 31, 2006, and the results of its operations, the changes in its net assets, and the financial highlights for the period October 15, 2005 (commencement of operations) through August 31, 2006, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2006, by correspondence with the transfer agent, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 26, 2006

29

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Portfolio, if any, paid during its taxable year ended August 31, 2006.

With respect to the ordinary dividends paid by the Portfolio for the fiscal period ended August 31, 2006, 24.82% of the dividends qualify for the corporate dividends-received deduction.

The Portfolio hereby designates the maximum amount allowable of its net taxable income as qualified diviend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2006.

Shareholders will be mailed a 2006 U.S. Treasury Department Form 1099-DIV in January 2007. This will reflect the total of all distributions that are taxable for calendar year 2006.

30

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Portfolio and execute policies formulated by the Trustees.

Independent Trustees

Name, age		Number of
Position(s) held with Portfolio	Trustee of	John Hancock
Principal occupation(s) and other	Portfolio	funds overseen
directorships during past 5 years	since[1]	by Trustee

Charles L. Bardelis, Born: 1941	2005	209

President and Executive Officer, Island Commuter Corp. (Marine Transport).
Trustee of John Hancock Trust (since 1988) and John Hancock Funds III (since 2005).

Peter S. Burgess, Born: 1942	2005	209

Consultant (financial, accounting and auditing matters (since 1999);
Certified Public Accountant; Partner, Arthur Andersen (prior to 1999).
Director of the following publicly traded companies: PMA Capital Corporation
(since 2004) and Lincoln Educational Services Corporation (since 2004).
Trustee of John Hancock Trust (since 2005), John Hancock Funds III (since 2005).

Elizabeth G. Cook, Born: 1937	2005	209

Expressive Arts Therapist, Massachusetts General Hospital (September 2001
to present); Expressive Arts Therapist, Dana Farber Cancer Institute
(September 2000 to January 2004); President, The Advertising Club of Greater Boston.
Trustee of John Hancock Trust (since 2005) and John Hancock Funds III (since 2005).

William H. Cunningham, Born: 1944	2005	160

Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman and CEO, IBT Technologies
(until 2001); Director of the following: Hire.com (until 2004), STC Broadcasting,
Inc. and Sunrise Television Corp. (until 2001), Symtx, Inc. (electronic manufacturing)
(since 2001), Adorno/Rogers Technology, Inc. (until 2004), Pinnacle Foods
Corporation (until 2003), rateGenius (until 2003), Lincoln National Corporation
(insurance) (since 2006), Jefferson-Pilot Corporation (diversified life insurance company) (until 2006), New Century Equity Holdings (formerly Billing Concepts)
(until 2001), eCertain (until 2001), ClassMap.com (until 2001), Agile Ventures
(until 2001), AskRed.com (until 2001), Southwest Airlines, Introgen and Viasystems
Group, Inc. (electronic manufacturer) (until 2003); Advisory Director, Interactive
Bridge, Inc. (college fundraising) (until 2001); Advisory Director, Q Investments
(until 2003); Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce
Bank - Austin), LIN Television (since 2002), WilTel Communications (until 2003)
and Hayes Lemmerz International, Inc. (diversified automotive parts supply company) (since 2003). Trustee of John Hancock Funds (since 2005) and
John Hancock Funds III (since 2005).

31

Independent Trustees (continued)

Name, age		Number of
Position(s) held with Portfolio	Trustee of	John Hancock
Principal occupation(s) and other	Portfolio	funds overseen
directorships during past 5 years	since[1]	by Trustee

Charles L. Ladner, Born: 1938	2005	160

Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (until 2003);
Senior Vice President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice President and Director for AmeriGas, Inc.
(retired 1998); Director of AmeriGas Partners, L.P. (until 1997)(gas distribution);
Director, EnergyNorth, Inc. (until 1995); Director, Parks and History Association
(since 2007). Trustee of John Hancock Funds (since 2004) and John Hancock
Funds III (since 2005).

Hassell H. McClellan, Born: 1945	2005	209

Associate Professor, The Wallace E. Carroll School of Management, Boston College.
Trustee of John Hancock Trust (since 2005), John Hancock Funds III (since 2005).

James. M. Oates, Born: 1946	2005	209

Managing Director, Wydown Group (financial consulting firm)(since 1994);
Chairman, Emerson Investment Management, Inc. (since 2000); Chairman,
Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (since 1997). Director of the following publicly traded companies:
Stifel Financial (since 1996); Investor Financial Services Corporation (since 1995);
and Connecticut River Bancorp, Director (since 1998). Director, Phoenix Mutual
Funds (since 1988; overseeing 20 portfolios). Trustee of John Hancock Trust
(since 2004) and John Hancock Funds III (since 2005).

1 Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified.

32

Non-Independent Trustee[3]

Name, age		Number of
Position(s) held with Portfolio	Trustee of	John Hancock
Principal occupation(s) and other	Portfolio	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle, Born: 1959	2005	262

Chairman and Director, John Hancock Advisers, LLC (the “Adviser”), The Berkeley Financial Group, LLC
(“The Berkeley Group”) (holding company) and John Hancock Funds, LLC (since 2005); President, John
Hancock Annuities; Executive Vice President, John Hancock Life Insurance Company (since June, 2004);
President U.S. Annuities; Senior Vice President, The Manufacturers Life Insurance Company (U.S.A) (prior to 2004).

Principal officers who are not Trustees

Name, age
Position(s) held with Portfolio		Officer of
Principal occupation(s) and		Portfolio
directorships during past 5 years		since

Keith Hartstein[2], Born: 1956		2005

President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director, President and Chief
Executive Officer, the Adviser and The Berkeley Group, John Hancock Funds, LLC (since 2005);
Director, MFC Global Investment Management (U.S.), LLC (“MFC Global (U.S.)”) (since 2005);
Director, John Hancock Signature Services, Inc. (since 2005); President and Chief Executive
Officer, John Hancock Investment Management Services, LLC (since 2006); President and Chief
Executive Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III, John
Hancock Trust,; Director, Chairman and President, NM Capital Management, Inc. (since 2005);
Chairman, Investment Company Institute Sales Force Marketing Committee (since 2003);
Director, President and Chief Executive Officer, MFC Global (U.S.) (2005-2006); Executive Vice
President, John Hancock Funds, LLC (until 2005).

John Vrysen[2], Born: 1955		2005

Chief Financial Officer
Director, Executive Vice President and Chief Financial Officer, the Adviser, The Berkeley Group and
John Hancock Funds, LLC (since 2005); Executive Vice President and Chief Financial Officer, John
Hancock Investment Management Services, LLC (since 2005), Vice President and Chief Financial
Officer, MFC Global (U.S.) (since 2005); Director, John Hancock Signature Services, Inc. (since
2005); Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III,
John Hancock Trust (since 2005); Vice President and General Manager, Fixed Annuities, U.S. Wealth
Management (until 2005); Vice President, Operations Manulife Wood Logan (2000-2004).

Francis V. Knox[2], Jr., Born: 1947		2005

Vice President and Chief Compliance Officer, John Hancock Investment Management Services,
LLC, the Adviser and MFC Global (U.S.) (since 2005); Chief Compliance Officer, John Hancock
Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005); Vice
President and Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice President and Ethics
& Compliance Officer, Fidelity Investments (until 2001).

33

Principal officers who are not Trustees (continued)

Name, age
Position(s) held with Portfolio	Officer of
Principal occupation(s) and	Portfolio
directorships during past 5 years	since

Gordon Shone[2], Born: 1956	2005

Treasurer, John Hancock Funds (since 2006); John Hancock Funds II, John Hancock Funds III and John
Hancock Trust (since 2005); Vice President and Chief Financial Officer, John Hancock Trust (2003-2005);
Senior Vice President, John Hancock Life Insurance Company (U.S.A.) (since 2001); Vice President, John
Hancock Investment Management Services, Inc. and John Hancock Advisers, LLC (since 2006), The
Manufacturers Life Insurance Company (U.S.A.) (1998 to 2000).

Thomas M. Kinzler[2], Born: 1955	2006

Vice President and Counsel for John Hancock Life Insurance Company (U.S.A.) (since 2006);
Secretary and Chief Legal Officer, John Hancock Funds, John Hancock Funds II, John Hancock
Funds III and John Hancock Trust (since 2006); Vice President and Associate General Counsel for
Massachusetts Mutual Life Insurance Company (1999-2006); Secretary and Chief Legal Counsel
for MML Series Investment Fund (2000-2006); Secretary and Chief Legal Counsel for MassMutual
Institutional Funds (2000-2004); Secretary and Chief Legal Counsel for MassMutual Select Funds
and MassMutual Premier Funds (2004-2006).

1 Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his successor is duly elected and qualified or until he dies, retires, resigns, is removed or becomes disqualified.

2Affiliated with the investment adviser.

3 Non-Independent Trustee: holds positions with the Fund’s investment adviser, underwriter, and/ or certain other affiliates.

34

For more information

The Portfolio’s proxy voting policies, procedures and records are available without charge, upon request:

By phone	On the Portfolio’s Web site	On the SEC’s Web site
1-800-225-5291	www.jhfunds.com/proxy	www.sec.gov

Investment adviser	Custodian	Legal counsel
John Hancock Investment	State Street Bank & Trust Co.	Kirkpatrick & Lockhart
Management Services, LLC	2 Avenue de Lafayette	Nicholson Graham LLP
601 Congress Street	Boston, MA 02111	1 Lincoln Street
Boston, MA 02210-2805		Boston, MA 02111
Transfer agent
Principal distributor	John Hancock Signature	Independent registered
John Hancock Funds, LLC	Services, Inc.	public accounting firm
601 Congress Street	1 John Hancock Way,	PricewaterhouseCoopers LLP
Boston, MA 02210-2805	Suite 1000	125 High Street
	Boston, MA 02217-1000	Boston, MA 02110

Each underlying fund’s accounting policies are outlined in the underlying fund’s shareholder report, available without charge by calling 1-800-344-1029 or on the Securities and Exchange Commission (“SEC”) Web site at www.sec.gov, File # 811-21779, CIK 0001331971.

The Portfolio’s investment objective, risks, charges and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Funds at 1-800-225-5291 or visit the Portfolio’s Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.

How to contact us

Internet	www.jhfunds.com

Mail	Regular mail:	Express mail:
	John Hancock	John Hancock
	Signature Services, Inc.	Signature Services, Inc.
	1 John Hancock Way, Suite 1000	Mutual Fund Image Operations
	Boston, MA 02217-1000	380 Stuart Street
Boston, MA 02116
Phone	Customer service representatives	1-888-225-5291
	24-hour automated information	1-800-338-8080
	TDD line	1-800-554-6713

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the Securities and Exchange Commission’s Web site, www.sec.gov.

36

J O H N  H A N C O C K   F A M I L Y   O F  F U N D S

EQUITY	INTERNATIONAL
Balanced Fund	Greater China Opportunities Fund
Classic Value Fund	International Classic Value Fund
Classic Value Fund II	International Core Fund
Core Equity Fund	International Fund
Focused Equity Fund	International Growth Fund
Growth Fund
Growth Opportunities Fund	INCOME
Growth Trends Fund	Bond Fund
Intrinsic Value Fund	Government Income Fund
Large Cap Equity Fund	High Yield Fund
Large Cap Select Fund	Investment Grade Bond Fund
Mid Cap Equity Fund	Strategic Income Fund
Mid Cap Growth Fund
Multi Cap Growth Fund	TAX-FREE INCOME
Small Cap Equity Fund	California Tax-Free Income Fund
Small Cap Fund	High Yield Municipal Bond Fund
Small Cap Intrinsic Value Fund	Massachusetts Tax-Free Income Fund
Sovereign Investors Fund	New York Tax-Free Income Fund
U.S. Core Fund	Tax-Free Bond Fund
U.S. Global Leaders Growth Fund
Value Opportunities Fund	MONEY MARKET
Money Market Fund
ASSET ALLOCATION & LIFESTYLE	U.S. Government Cash Reserve
Allocation Core Portfolio
Allocation Growth + Value Portfolio	CLOSED-END
Lifestyle Aggressive Portfolio	Bank & Thrift Opportunity
Lifestyle Balanced Portfolio	Financial Trends
Lifestyle Conservative Portfolio	Income Securities
Lifestyle Growth Portfolio	Investors Trust
Lifestyle Moderate Portfolio	Patriot Global Dividend
Patriot Preferred Dividend
SECTOR	Patriot Premium Dividend I
Financial Industries Fund	Patriot Premium Dividend II
Health Sciences Fund	Patriot Select Dividend
Real Estate Fund	Preferred Income
Regional Bank Fund	Preferred Income II
Technology Fund	Preferred Income III
Technology Leaders Fund	Tax-Advantaged Dividend

For more complete information on any John Hancock Fund and a prospectus, which includes charges and expenses, call your financial professional, or John Hancock Funds at 1-800-225-5291. Please read the prospectus carefully before investing or sending money.

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of the shareholders of John Hancock Lifestyle Agressive Portfolio.

9600A 8/06
10/06

John Hancock

MUTUAL FUNDS

John Hancock

Lifestyle Balanced Portfolio

Annual Report

8.31.06

Managers' report

A look at performance
page 6

Your expenses
page 8

Portfolio’s investments
page 10

Financial statements
page 12

Trustees and officers
page 33

For more information
page 40

CEO corner

To Our Shareholders,

The future has arrived at John Hancock Funds.

We have always been firm believers in the powerful role the Internet can play in providing fund information to our shareholders and prospective investors. Recently, we launched a redesigned, completely overhauled Web site that is more visually pleasing, easier to navigate and, most importantly, provides more fund information and learning tools without overwhelming the user.

Not long after we embarked on this major project, a study was released by the Investment Company Institute, the mutual fund industry’s main trade group, which found that an overwhelming majority of shareholders consider the Internet the “wave of the future” for accessing fund information.

Our new site sports fresher and faster ways to access account information. New innovations allow investors to view funds by risk level, track the performance of the John Hancock funds of their choice or sort funds by Morningstar, Inc.’s star ratings. Investors who own a John Hancock fund through a qualified retirement plan and don’t pay sales charges when making a purchase have the option of sorting by a “Load Waived” Morningstar Rating, thereby creating an apples-to-apples comparison with no-load funds that may also be available in their retirement plan.

The new site also has more educational tools and interactive modules to educate and assist investors with their financial goals, from college savings to retirement planning.  A new “I want to…” feature allows investors to check performance, invest more money, update personal information or download prospectuses and forms quickly and easily.

In another of our ongoing efforts to provide our shareholders with top-notch service, we also redesigned our shareholder reports, as you may have noticed with this report. We hope the larger size, more colorful cover and redesigned presentation of the commentary and data tables will draw you in and make them easier to read.

After you’ve read your shareholder report, we encourage you to visit our new Web site — www.jhfunds.com — and take a tour. It’s easy, fast and fun and allows you to be in control of what you see and do. In short, it’s the wave of the future!

Sincerely,

Keith F. Hartstein, President and Chief Executive Officer

This commentary reflects the CEO’s views as of August 31, 2006. They are subject to change at any time.

Your portfolio at a glance

The Portfolio seeks a balance between a high level of current income and growth of capital, with greater emphasis on growth of capital. To pursue this goal, the Portfolio, which is a fund-of-funds, normally invests approximately 40% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 60% of its assets in underlying funds that invest primarily in equity securities.

Since inception*

► Across all asset classes, financial markets gained ground during the period, with nearly all of the Portfolio’s underlying funds performing positively.

► The Portfolio’s allocation to international and natural resources funds was a big positive, while U.S. large-cap growth and core funds lagged the S&P 500 Index.

► We initiated several allocation shifts to increase the Portfolio’s diversification, establishing new positions in the high-yield bond and global real estate securities asset classes.

Target asset allocation
Equity	% of Total	Fixed Income	% of Total

U.S. Large Cap	36.0	High Yield Bond	13.0

International	10.0	Intermediate Term Bond	9.0

Real Estate	5.0	Multi-Sector Bond	9.0

Natural Resources	4.0	Treasury Inflation Protected Securities	5.0

U.S. Small Cap	3.0	Global Bond	3.0

International Small Cap	2.0

U.S. Mid Cap	1.0

1

Managers’ report

John Hancock Lifestyle Balanced Portfolio

The Portfolio’s broad diversification across multiple asset classes and fund managers was very valuable during a volatile market environment. Just about every investment type ended the reporting period in positive territory for the period beginning October 15, 2005 (the Portfolio’s inception date), through August 31, 2006.

The broad U.S. equity market turned in a respectable performance during the reporting period, as the S&P 500 Index gained 11.44% . These results came despite a sharp May/June downturn, which resulted from worries about slowing corporate earnings, fears of rising inflation and the expectation for further rate hikes from the U.S. Federal Reserve. Large-capitalization U.S. stocks again lagged their mid-cap counterparts, which in turn underperformed small caps — although the performance gap between large and small stocks finally began to narrow during the period. Once again, one trend that remained the same across all U.S. market-capitalization ranges: value stocks continued to outshine growth stocks, despite several brief periods during which growth took the lead.

International stocks were particularly strong performers during the period, as indicated by the 23.02% return of the MSCI EAFE Index. Equities abroad benefited from continued relative weakness in the U.S. dollar and greater uncertainty about the direction of interest rates in the United States. Another asset class that did very well was natural resources, which was helped by continued economic expansion, boosting

SCORECARD

INVESTMENT		PERIOD’S PERFORMANCE. . . AND WHAT’S BEHIND THE NUMBERS

International Core (GMO)	▲	Strong international stock performance and favorable currency movements added to results.
Non-traditional	▲	The Portfolio benefited greatly from our investments in
asset classes		natural resources and real estate securities funds.
U.S. Multi-Sector (GMO)	▼	Emphasis on certain higher-quality large-cap growth stocks detracted from performance.

2

From The MFC Global Investment Management (U.S.A.), LLC’s Portfolio Management Team

demand for commodities, coupled with relatively tight supplies. Real estate securities also gained ground, helped by continued strong fundamentals and investors’ demand for yield.

Fixed-income securities — which make up approximately 40% of the Portfolio’s assets — generally gained ground but produced mediocre results, with the broad bond market returning 3.33%, as measured by the Lehman Brothers Aggregate Bond Index. A steady stream of interest rate increases from the Federal Reserve Board weighed on bonds’ results. On August 31, 2006, the federal funds rate stood at 5.25%, up from 3.75% the previous October. Once again, the strongest performers in the fixed-income market were lower-rated, higher-yielding bonds,  which benefited as credit spreads — the difference in yield among bonds of various credit quality — continued to narrow.

“Particularly strong results came from the Portfolio’s international investments...”

Performance results

John Hancock Lifestyle Balanced Portfolio’s Class A, Class B, Class C, Class R3, Class R4 and Class R5, which began operations on October 18, 2005, producd total returns of 9.08%, 8.47%, 8.55%, 8.92%, 9.19% and 9.39%, respectively, at net asset value through August 31, 2006. Class 1 shares returned 9.47% at net asset value since beginning operation October 15, 2005 and Class 5 shares returned 2.23% at net asset value since beginning operation July 3, 2006. In comparison, the Portfolio’s benchmark, the 60% S&P 500/40% Lehman Brothers Aggregate Bond combined index, returned 7.34%, and Morningstar’s average moderate allocation fund returned 9.42% .1 Keep in mind that your net asset value return will be different from the Portfolio’s performance if you were not invested in the Portfolio for the entire period and did not reinvest all distributions. Please see pages six and seven for historical performance information.

Lifestyle Balanced Portfolio

3

International gains

Particularly strong results came from the Portfolio’s international investments, with International Core (+22.19%, GMO) and International Opportunities (+23.51%, Marsico) performing especially well. In addition, we benefited significantly from our exposure to the natural resources asset class through a 4% position in Natural Resources (+24.62%, Wellington). The Portfolio’s weighting in natural resources has declined somewhat relative to our benchmark, as these stocks have performed well and grown to occupy a larger portion of the index.

On the Portfolio’s domestic equity side, we were most helped by a number of our large-cap value-oriented investments. For example, Fundamental Value (+10.87%, Davis) enjoyed very strong results, while Equity Income (+13.54%, T. Rowe Price) also generated solid gains. By contrast, the Portfolio’s large-cap core and growth-oriented investments tended to lag in a market environment that continued to favor value and small-cap stocks. The GMO-managed U.S. Multi-Sector — at 6% our third-largest weighting — gained 4.25% . Core Equity (+3.63%, Legg Mason) also failed to keep pace with the S&P 500.

Portfolio changes

In the fixed-income portion of the Portfolio, we sought to further diversify our high-yield bond exposure. We reduced our exposure to the High Yield fund, which was formerly managed by Salomon Brothers Asset Management and is now managed by Western Asset Management. We reallocated part of these assets to a new fund, High Income, managed by MFC Global Investment Management (U.S.), LLC. We also added to our weighting in U.S. High Yield Bond, managed by Wells Capital Management.

Within the real estate asset class, we increased diversification by adding exposure to non-U.S. real estate securities. Because the real estate market outside the United States is less well developed, we believe it offers greater inefficiency and therefore greater return potential. We established a new allocation to Global Real Estate, managed by Deutsche Asset Management. At period end, the Portfolio maintained a 5% overall allocation to real estate securities.

Lifestyle Balanced Portfolio

4

Outlook

We believe the stage may be set for high-quality large-cap stocks to finally take the lead over their mid- and small-cap counterparts. Accordingly, we have positioned the Portfolio to benefit from such a potential scenario, maintaining a slight overweight in funds that own high-quality, large-cap stocks. If, however, investors continue their preference for higher-risk, lower-quality asset classes, we believe our broadly diversified Portfolio can help capture these performance gains while effectively managing volatility for our shareholders.

“On the Portfolio’s domestic equity side, we were most helped by a number of our large-cap value-oriented investments.”

On the fixed-income side of the Portfolio, bonds have encountered some difficulty, although our exposure to the strong-performing high yield category helped make up for some of the sluggish results turned in by investment-grade offerings. This is a great example of why diversification works. When certain types of investments are performing poorly, others may help pick up the slack — improving results and reducing volatility at the same time. These important diversification benefits are one of the prime advantages provided by the Portfolio — and a key reason why we believe it can be an important component of a balanced investor’s portfolio.

This commentary reflects the views of the portfolio managers through the end of the Portfolio’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting. See the prospectus for the risks of investing in small-cap stocks. See the prospectus for the risks of investing in high-yield bonds.

1 Figures from Morningstar, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

2 As a percentage of net assets on August 31, 2006.

Lifestyle Balanced Portfolio

5

A look at performance

For the period ending August 31, 2006

		Cumulative total returns
		with maximum sales charge (POP)

	Inception	Since
Class	date	inception[a]

A	10-18-05	3.65%

B	10-18-05	3.47

C	10-18-05	7.55

R3 [b]	10-18-05	8.92

R4 [b]	10-18-05	9.19

R5 [b]	10-18-05	9.39

1 [b]	10-15-05	9.47

5 [b]	7-3-06	2.23

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares’ CDSC declines annually between years 1–6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class R3, Class R4, Class R5, Class 1 and Class 5 shares.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Portfolio’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month-end, please call 1-800-225-5291 or visit the Portfolio’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Portfolio’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

Since inception performance is calculated with an opening price (prior day’s close) on the inception date.

a Class A, Class B, Class C, Class R3, Class R4 and Class R5 shares began operations on 10-18-05, Class 1 shares began operation on 10-15-05 and Class 5 shares began operation on 7-3-06.

b For certain types of investors as described in the Portfolio’s Class R3, Class R4, Class R5, Class 1 and Class 5 share prospectuses.

Lifestyle Balanced Portfolio

6

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we’ve shown the same investment in a blended index.

Class	Period beginning	Without sales charge	With maximum sales charge	Index

B [2]	10-18-05	$10,847	$10,347	$10,734

C [2]	10-18-05	10,855	10,755	10,734

R3 [1,2]	10-18-05	10,892	10,892	10,734

R4 [1,2]	10-18-05	10,919	10,919	10,734

R5 [1,2]	10-18-05	10,939	10,939	10,734

1 [1,3]	10-15-05	10,947	10,947	10,393

5 [1,4]	7-03-06	10,223	10,223	10,297

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Portfolio’s Class B, Class C, Class R3, Class R4, Class R5, Class 1 and Class 5 shares, respectively, as of August 31, 2006. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

A blended index is used combining 60% of the Standard & Poor’s 500 Index, an unmanaged index that includes 500 widely traded common stocks, and 40% of the Lehman Brothers Aggregate Bond Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

1 For certain types of investors as described in the Portfolio’s Class R3, Class R4, Class R5, Class 1 and Class 5 share prospectuses.

2 Index figure from 10-31-05. 3 Index figure from 9-30-05. 4 Index figure from 6-30-06.

Lifestyle Balanced Portfolio

7

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding Portfolio expenses

As a shareholder of the Portfolio, you incur two types of costs:

▪ Transaction costs which include sales charges (loads) on purchases or redemptions
(varies by share class), minimum account fee charge, etc.

▪ Ongoing operating expenses including management fees, distribution and service fees (if applicable) and other Portfolio expenses.

In addition to the operating expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the operating expenses of the underlying funds in which the Portfolio invests. Because the underlying funds have varied operating expenses and transaction costs and the Portfolio may own different proportions of the underlying funds at different times, the amount of expenses incurred indirectly by the Portfolio will vary. If these indirect expenses were included, your expenses paid during the period would have been higher.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your Portfolio’s actual ongoing operating expenses, and is based on your Portfolio’s actual return. It assumes an account value of $1,000.00 on March 1, 2006, with the same investment held until August 31, 2006.

	Account value	Ending value	Expenses paid during period
	on 3-1-06	on 8-31-06	ended 8-31-06[a]

Class A	$1,000.00	$1,015.70	$2.90

Class B	1,000.00	1,012.10	6.80

Class C	1,000.00	1,012.10	6.54

Class R3	1,000.00	1,015.30	3.45

Class R4	1,000.00	1,016.60	2.39

Class R5	1,000.00	1,017.90	0.86

Class 1	1,000.00	1,018.40	0.56

Class 5[b]	1,000.00	1,022.30	0.02

Lifestyle Balanced Portfolio

8

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2006 by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

This table allows you to compare your Portfolio’s ongoing operating expenses with those of any other fund. It provides an example of the Portfolio’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annual return before expenses (which is not your Portfolio’s actual return). It assumes an account value of $1,000.00 on March 1, 2006, with the same investment held until August 31, 2006. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during period
	on 3-1-06	on 8-31-06	ended 8-31-06[a]

Class A	$1,000.00	$1,022.33	$2.91

Class B	1,000.00	1,018.45	6.82

Class C	1,000.00	1,018.70	6.56

Class R3	1,000.00	1,021.78	3.47

Class R4	1,000.00	1,022.84	2.40

Class R5	1,000.00	1,024.35	0.87

Class 1	1,000.00	1,024.65	0.56

Class 5[b]	1,000.00	1,008.20	0.02

Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

a Expenses are equal to the Portfolio's annualized expense ratio of 0.57%, 1.34%, 1.29%, 0.68%, 0.47%, 0.17%, 0.11% and 0.01% for Class A, Class B, Class C, Class R3, Class R4, Class R5, Class 1 and Class 5, respectively, multiplied by the average account value over the period, multiplied by the number of days in the period /365 or 366 (to reflect the one-half year period). The expense ratios do not include fees and expenses incurred by the Portfolio from the underlying funds.

b Class 5 shares began operation on 7-3-06.

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F I N A N C I A L   S T A T E M E N T S

Portfolio’s investments

Securities owned by the Portfolio on 8-31-06 Portfolio of investments, showing all underlying funds.

Issuer	Shares	Value

Investment Companies 99.97%		$6,927,396,432

(Cost $6,631,187,391)
John Hancock Funds II

Active Bond Fund Class NAV	14,348,698	$137,747,499

All Cap Core Fund Class NAV	13,949,346	138,377,511

Blue Chip Growth Fund Class NAV	31,187,742	555,141,800

Core Bond Fund Class NAV	11,009,165	137,724,650

Core Equity Fund Class NAV	14,775,230	210,842,537

Equity-Income Fund Class NAV	11,450,490	207,368,378

Fundamental Value Fund Class NAV	13,044,559	206,495,371

Global Bond Fund Class NAV	13,973,572	206,669,135

Global Real Estate Fund Class NAV	20,365,152	209,761,062

High Income Fund Class NAV	13,960,804	137,793,132

High Yield Fund Class NAV	61,755,028	622,490,683

International Opportunities Fund Class NAV	8,635,136	139,543,804

International Small Cap Fund Class NAV	6,612,982	138,541,979

International Value Fund Class NAV	15,561,937	278,247,438

Large Cap Fund Class NAV	4,716,545	69,191,713

Large Cap Value Fund Class NAV	5,962,792	137,203,834

Mid Cap Stock Fund Class NAV	4,428,541	70,103,806

Natural Resources Fund Class NAV	7,738,262	275,482,140

Quantitative Value Fund Class NAV	4,173,449	69,112,316

Real Estate Equity Fund Class NAV	12,751,108	140,134,673

Real Return Bond Fund Class NAV	25,973,686	345,969,503

Small Cap Fund Class NAV	5,025,819	70,562,505

Small Cap Opportunities Fund Class NAV	3,014,427	69,753,843

Small Company Value Fund Class NAV	2,978,978	70,393,247

Spectrum Income Fund Class NAV	33,620,812	345,285,740

See notes to financial statements

Lifestyle Balanced Portfolio

10

F I N A N C I A L   S T A T E M E N T S

Issuer	Shares	Value
John Hancock Funds II — continued

Strategic Bond Fund Class NAV	11,694,497	$137,644,230

Strategic Income Fund Class NAV	13,690,046	137,721,862

Strategic Value Fund Class NAV	12,711,120	138,551,204

Total Return Fund Class NAV	25,123,452	345,447,469

U.S. Global Leaders Growth Fund Class NAV	16,419,986	208,205,417

U.S. High Yield Bond Fund Class NAV	10,536,141	137,496,640

U.S. Multi Sector Fund Class NAV	40,079,468	417,227,265

Value & Restructuring Fund Class NAV	12,513,767	138,652,533
John Hancock Funds III

International Core Fund Class NAV	7,021,623	276,511,513

Total investments 99.97%		$6,927,396,432

Other assets in excess of liabilities 0.03%		$1,754,554

Total net assets 100.00%		$6,929,150,986

Percentages are stated as a percent of net assets of the Portfolio.

See notes to financial statements

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F I N A N C I A L   S T A T E M E N T S

Financial statements

Statement of assets and liabilities 8-31-06

This Statement of Assets and Liabilities is the Portfolio’s balance sheet. It shows the value of what the Portfolio owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets
Investments in affiliated funds, at value (cost $6,631,187,391)	$6,927,396,432
Cash	757
Receivable for fund shares sold	4,465,161
Other assets	24,443
Total assets	6,931,886,793

Liabilities

Payable for investments purchased	1,897,476
Payable for fund shares repurchased	131,436
Payable to affiliates
Fund administration fees	115,694
Transfer agent fees	68,377
Trustees’ fees	1,427
Due to adviser	124,205
Other payables and accrued expenses	397,192
Total liabilities	2,735,807

Net assets

Capital paid-in	6,508,086,961
Accumulated net realized gain on investments	116,596,537
Net unrealized appreciation on investments	296,209,041
Accumulated net investment income	8,258,447
Net assets	$6,929,150,986

Net asset value per share

Based on net asset values and shares outstanding
— the Portfolio has an unlimited number of shares authorized with no par value
Class A ($81,185,685 ÷ 5,644,101 shares)	$14.38
Class B ($20,096,137 ÷ 1,398,616 shares)	$14.37
Class C ($79,060,371 ÷ 5,496,929 shares)	$14.38
Class R3 ($2,708,241 ÷ 188,421 shares)	$14.37
Class R4 ($7,180,835 ÷ 499,386 shares)	$14.38
Class R5 ($1,422,097 ÷ 98,876 shares)	$14.38
Class 1 ($6,736,347,049 ÷ 469,674,868 shares)	$14.34
Class 5 ($1,150,571 ÷ 80,205 shares)	$14.35

Maximum offering price per share

Class A1 ($14.38 ÷ 95%)	$15.14

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements

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F I N A N C I A L   S T A T E M E N T S

Statement of operations For the period ended 8-31-06[a]

This Statement of Operations summarizes the Portfolio’s investment income earned and expenses incurred in operating the Portfolio. It also shows net gains (losses) for the period stated.

Investment income
Income distributions received from affiliated underlying funds	$100,574,302

Total investment income	100,574,302

Expenses

Investment management fees (Note 3)	2,203,879
Distribution and service fees (Note 3)	3,010,082
Transfer agent fees (Note 3)	96,586
Blue sky fees (Note 3)	108,068
Printing and postage fees (Note 3)	114,386
Fund administration fees (Note 3)	452,525
Audit and legal fees	175,565
Custodian fees	12,619
Trustees’ fees (Note 3)	62,341
Registration and filing fees	197,349
Miscellaneous	49,624

Total expenses	6,483,024
Less expense reductions (Note 3)	(153,974)

Net expenses	6,329,050

Net investment income	94,245,252

Realized and unrealized gain

Net realized gain on investments	117,969,301
Capital gain distributions received from affiliated underlying funds	9,368,289
Change in net unrealized appreciation of investments	296,209,041
Net realized and unrealized gain	423,546,631
Increase in net assets from operations	$517,791,883

a Period from 10-15-05 (commencement of operations) to 8-31-06.

See notes to financial statements

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F I N A N C I A L   S T A T E M E N T S

Statement of changes in net assets

This Statement of Changes in Net Assets shows how the value of the Portfolio’s net assets has changed during the period. It reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Portfolio share transactions.

Period
endeda
8-31-06

Increase (decrease) in net assets

From operations
Net investment income	$94,245,252
Net realized gain	127,337,590
Change in net unrealized appreciation	296,209,041

Increase in net assets resulting from operations	517,791,883

Distributions to shareholders
From net investment income
Class A	(428,612)
Class B	(57,145)
Class C	(203,872)
Class R3	(15,304)
Class R4	(26,987)
Class R5	(15,130)
Class 1	(95,206,787)
Class 5	(347)
From net realized gain
Class A	(1,728)
Class B	(612)
Class C	(1,299)
Class R3	(26)
Class R4	(26)
Class R5	(123)
Class 1	(1,411,319)
(97,369,317)
From Fund share transactions	6,508,728,420

Net assets
End of period	$6,929,150,986

Accumulated net investment income	$8,258,447

a Period from 10-15-05 (commencement of operations) to 8-31-06.

See notes to financial statements

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F I N A N C I A L   S T A T E M E N T S

Financial highlights

The Financial Highlights show how the Portfolio’s net asset value for a share has changed since the beginning of the period.

CLASS A SHARES

Period ended	8-31-06[a]

Per share operating performance

Net asset value, beginning of period	$13.35
Net investment income [h,v]	0.19
Net realized and unrealized
gain on investments	1.01

Total from investment operations	1.20

Less distributions
From net investment income	(0.17)
From net realized gain	—[j]
(0.17)
Net asset value, end of period	$14.38
Total return [k,l] (%)	9.08[m]

Ratios and supplemental data

Net assets, end of period
(in millions)	$81
Ratio of net expenses to average
net assets [q] (%)	0.58[r]
Ratio of gross expenses to average
net assets [p,q] (%)	0.70[r]
Ratio of net investment income
to average net assets [v] (%)	1.60[r]
Portfolio turnover (%)	23[m]

See notes to financial statements

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F I N A N C I A L   S T A T E M E N T S

Financial highlights

CLASS B SHARES

Period ended	8-31-06[a]

Per share operating performance

Net asset value, beginning of period	$13.35
Net investment income [h,v]	0.10
Net realized and unrealized
gain on investments	1.02

Total from investment operations	1.12

Less distributions
From net investment income	(0.10)
From net realized gain	—[j]
(0.10)
Net asset value, end of period	$14.37
Total return [k,l] (%)	8.47[m]

Ratios and supplemental data

Net assets, end of period
(in millions)	$20
Ratio of net expenses to average
net assets [q] (%)	1.34[r]
Ratio of gross expenses to average
net assets [p,q] (%)	1.73[r]
Ratio of net investment income
to average net assets [v] (%)	0.84[r]
Portfolio turnover (%)	23[m]

See notes to financial statements

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F I N A N C I A L   S T A T E M E N T S

Financial highlights

CLASS C SHARES

Period ended	8-31-06[a]

Per share operating performance

Net asset value, beginning of period	$13.35
Net investment income [h,v]	0.12
Net realized and unrealized
gain on investments	1.01

Total from investment operations	1.13

Less distributions
From net investment income	(0.10)
From net realized gain	—[j]
(0.10)
Net asset value, end of period	$14.38
Total return [k,l] (%)	8.55[m]

Ratios and supplemental data

Net assets, end of period
(in millions)	$79
Ratio of net expenses to average
net assets [q] (%)	1.29[r]
Ratio of gross expenses to average
net assets [p,q] (%)	1.41[r]
Ratio of net investment income
to average net assets [v] (%)	0.97[r]
Portfolio turnover (%)	23[m]

See notes to financial statements

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F I N A N C I A L   S T A T E M E N T S

Financial highlights

CLASS R3 SHARES

Period ended	8-31-06[a]

Per share operating performance

Net asset value, beginning of period	$13.35
Net investment income [h,v]	0.36
Net realized and unrealized
gain on investments	0.82

Total from investment operations	1.18

Less distributions
From net investment income	(0.16)
From net realized gain	—[j]
(0.16)
Net asset value, end of period	$14.37
Total return [k,l] (%)	8.92[m]

Ratios and supplemental data

Net assets, end of period
(in millions)	$3
Ratio of net expenses to average
net assets [q] (%)	0.69[r]
Ratio of gross expenses to average
net assets [p,q] (%)	3.70[r]
Ratio of net investment income
to average net assets [v] (%)	3.10[r]
Portfolio turnover (%)	23[m]

See notes to financial statements

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F I N A N C I A L   S T A T E M E N T S

Financial highlights

CLASS R4

Period ended	8-31-06[a]

Per share operating performance

Net asset value, beginning of period	$13.35
Net investment income [h,v]	0.16
Net realized and unrealized
gain on investments	1.06

Total from investment operations	1.22

Less distributions
From net investment income	(0.19)
From net realized gain	—[j]
(0.19)
Net asset value, end of period	$14.38
Total return [k,l] (%)	9.19[m]

Ratios and supplemental data

Net assets, end of period
(in millions)	$7
Ratio of net expenses to average
net assets [q] (%)	0.48[r]
Ratio of gross expenses to average
net assets [p,q] (%)	1.46[r]
Ratio of net investment income
to average net assets [v] (%)	1.37[r]
Portfolio turnover (%)	23[m]

See notes to financial statements

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F I N A N C I A L   S T A T E M E N T S

Financial highlights

CLASS R5

Period ended	8-31-06[a]

Per share operating performance

Net asset value, beginning of period	$13.35
Net investment income [h,v]	0.18
Net realized and unrealized
gain on investments	1.06

Total from investment operations	1.24

Less distributions
From net investment income	(0.21)
From net realized gain	—[j]
(0.21)
Net asset value, end of period	$14.38
Total return [k,l] (%)	9.39[m]

Ratios and supplemental data

Net assets, end of period
(in millions)	$1
Ratio of net expenses to average
net assets [q] (%)	0.19[r]
Ratio of gross expenses to average
net assets [p,q] (%)	2.58[r]
Ratio of net investment income
to average net assets [v] (%)	1.48[r]
Portfolio turnover (%)	23[m]

See notes to financial statements

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F I N A N C I A L   S T A T E M E N T S

Financial highlights

CLASS 1 SHARES

Period ended	8-31-06[a]

Per share operating performance

Net asset value, beginning of period	$13.31
Net investment income [h,v]	0.22
Net realized and unrealized
gain on investments	1.03

Total from investment operations	1.25

Less distributions
From net investment income	(0.22)
From net realized gain	—[j]
(0.22)
Net asset value, end of period	$14.34
Total return [k] (%)	9.47[m]

Ratios and supplemental data

Net assets, end of period
(in millions)	$6,736
Ratio of net expenses to average
net assets [q] (%)	0.11[r]
Ratio of net investment income
to average net assets [v] (%)	1.81[r]
Portfolio turnover (%)	23[m]

See notes to financial statements

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F I N A N C I A L   S T A T E M E N T S

Financial highlights

CLASS 5 SHARES

Period ended	8-31-06[a]

Per share operating performance

Net asset value, beginning of period	$14.17
Net investment loss [h,v]	—[j]
Net realized and unrealized
gain on investments	0.31

Total from investment operations	0.31

Less distributions
From net investment income	(0.13)
(0.13)
Net asset value, end of period	$14.35
Total return [k] (%)	2.23[m]

Ratios and supplemental data

Net assets, end of period
(in millions)	$1
Ratio of net expenses to average
net assets [q] (%)	0.01[r]
Ratio of net investment loss
to average net assets [v] (%)	(0.01)[r]
Portfolio turnover (%)	23[m]

a Class A, Class B, Class C, Class R3, Class R4 and Class R5 shares began operations on 10-18-05, Class 1 shares began operation on 10-15-05, and Class 5 shares began operation on 7-3-06.

h Based on the average of the shares outstanding.

j Less than $0.01 per share.

k Assumes dividend reinvestment and does not reflect the effect of sales charges.

l Total returns would have been lower had certain expenses not been reduced during the period shown.

m Not annualized.

p Does not take into consideration expense reductions during the period shown.

q Does not include expenses of the investment companies in which the Portfolio invests.

r Annualized.

v Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

See notes to financial statements

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22

Notes to financial statements

1. Organization

The John Hancock Lifestyle Balanced Portfolio (the “Portfolio”) is a newly organized non-diversified series of John Hancock Funds II (the “Trust”). The Trust was established as a Massachusetts business trust on June 28, 2005. The Trust is registered under the Investment Company Act of 1940 as amended (the “1940 Act”), as an open-end investment management company.

The Portfolio operates as a “fund of funds”, investing in Class NAV shares of underlying funds of the Trust and John Hancock Funds III and in other permitted investments.

John Hancock Investment Management Services, LLC (the “Adviser”), a Delaware limited liability company controlled by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”), serves as investment adviser for the Trust and John Hancock Funds, LLC, (the “Distributor”), an affiliate of the Adviser, serves as the principal underwriter. John Hancock Life Insurance Company of New York (“John Hancock New York”) is a wholly owned subsidiary of John Hancock USA. John Hancock USA and John Hancock New York are indirect wholly owned subsidiaries of The Manufacturers Life Insurance Company (“Manulife”), which in turn is a wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a publicly traded company. MFC and its subsidiaries are known collectively as “Manulife Financial.”

The Portfolio commenced operations after certain separate accounts of John Hancock USA redeemed their interests in portfolios of John Hancock Trust and certain unaffiliated mutual funds of approximately $1.2 billion at the close of business on October 14, 2005, with additional redemption proceeds of approximately $4.2 billion received on October 28, 2005, and invested such proceeds in Class 1 shares of the Portfolio, which in turn invested the proceeds in underlying funds of the Trust.

The Board of Trustees has authorized the issuance of multiple classes of shares of the Portfolio, including classes designated as Class A, Class B, Class C, Class R3, Class R4, Class R5, Class 1 and Class 5 shares.

Class A, B, and C shares are open to all retail investors. Class 1 shares are sold only to certain exempt separate accounts of John Hancock USA and John Hancock New York. Class R3, R4 and R5 shares are available only to certain retirement plans. Class 5 shares currently are available only to the John Hancock Freedom 529 Plan.

The shares of each class represent an interest in the same portfolio of investments of the Portfolio, and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the SEC and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan. Class B shares will convert to Class A shares eight years after purchase.

2. Significant accounting policies

In the preparation of the financial statements, the Portfolio follows the policies described below. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

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23

Securities valuation

The net asset value of the shares of the Portfolio is determined daily as of the close of the New York Stock Exchange, normally at 4:00 p.m. Eastern Time. Investments in underlying funds are valued at their respective net asset values each business day, or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Securities in the underlying funds’ portfolios are valued in accordance with their respective valuation polices, as outlined in the underlying funds’ financial statements. Short-term debt investments that have a remaining maturity of 60 days or less are valued at amortized cost.

Security transactions and related
investment income

Investment security transactions in the underlying funds are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income and captial gain distributions are recorded on the ex-dividend date.

Gains and losses on securities sold are determined on the basis of specific identified cost for both financial and federal income tax reporting purposes.

Multi-class operations

All income, expenses (except for class-specific expenses) and realized and unrealized gains (losses) are allocated to each class of shares based upon the relative net assets of each class. Dividends to shareholders from net investment income are determined at a class level and distributions from capital gains are determined at a Portfolio level.

Expense allocation

Expenses not directly attributable to a particular Portfolio or class of shares are allocated based on the relative share of net assets of the Portfolio at the time the expense was incurred. Class-specific expenses, such as transfer agency fees, blue sky fees, printing and postage fees and distribution and service fees, are accrued daily and charged directly to the respective share classes. Expenses in the Portfolio’s Statement of Operations reflect  the expenses of the Portfolio and do not include any indirect expenses related to the underlying funds. Because the underlying funds have varied expense levels and the Portfolio may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the Portfolio will vary.

Federal income taxes

The Portfolio qualifies as a “regulated investment company” by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

New accounting pronouncement

In June 2006, Financial Accounting Standards Board (FASB) Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”) was issued and is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management is currently evaluating the application of the Interpretation to the Portfolio, and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Portfolio’s financial statements.

In September 2006, FASB Standard No. 157, Fair Value Measurements (“FAS 157”) was issued, and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishing a framework for measuring fair value and expands disclosure about fair value measurements. Management is currently evaluating the application of FAS 157 to the Portfolio, and its impact, if any, resulting from the adoption of FAS 157 on the Portfolio’s financial statements.

Distribution of income and gains

The Portfolio records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date.

Lifestyle Balanced Portfolio

24

During the period ended August 31, 2006, the tax character of distributions paid was as follows: ordinary income $97,369,317. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class. Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Portfolio’s financial statements as a return of capital. As of August 31, 2006, the components of distributable earnings on a tax basis included $124,812,862 of undistributed ordinary income and $42,122 of undistributed long-term gain.

Capital accounts

The Portfolio reports the undistributed net investment income and accumulated undistributed net realized gain (loss) accounts on a basis approximating amounts available for future tax distributions (or to offset future taxable realized gains when a capital loss carryforward is available). Accordingly, the Portfolio may periodically make reclassifications among certain capital accounts, without affecting its net asset value.

3. Investment advisory and
other agreements

Advisory fees

The Trust has entered into an Investment Advisory Agreement with the Adviser. The Adviser is responsible for managing the corporate and business affairs of the Trust and for selecting and compensating subadvisers to handle the investment and reinvestment of the assets of the Portfolio, subject to the supervision of the Board of Trustees. Under the Advisory Agreement, the Portfolio pays a monthly management fee to the Adviser equivalent, on an annual basis, to its pro rata portion of the sum of: (a) 0.05% of the first $7,500,000,000 of the aggregate daily net assets and (b) 0.04% of the aggregate daily net assets in excess of $7,500,000,000 of the five Lifestyle Portfolios of the Trust (Lifestyle Aggressive, Lifestyle Growth, Lifestyle Balanced, Lifestyle Moderate and Lifestyle Conservative) and the five Lifestyle Portfolios of John Hancock Trust (Lifestyle Aggressive, Lifestyle Growth, Lifestyle Balanced, Lifestyle Moderate and Lifestyle Conservative). The Portfolio is not responsible for payment of the subadvisory fees.

Expense reimbursements

The Adviser has contractually agreed to waive advisory fees or reimburse the Portfolio’s expenses for Class A, Class B, Class C, Class R3, Class R4 and Class R5 shares to the extent that blue sky fees and printing and postage expenses attributable to each class exceed 0.09% of the average annual net assets attributable to the classes, at least until November 1, 2006, and may thereafter be terminated by the Adviser at any time. Accordingly, the expense reductions related to this expense limitation amounted to $33,969, $29,026, $32,959, $18,307, $17,531 and $19,684 for Class A, Class B, Class C, Class R3, Class R4 and Class R5, respectively, for the period ended August 31, 2006.

The Adviser has contractually agreed to waive advisory fees or reimburse Portfolio expenses for Class 5 shares to the extent that total Portfolio operating expenses attributable to Class 5 exceed 0.07% of the average annual net assets attributable to Class 5. There were no expense reductions related to this expense limitation during the period ended August 31, 2006. This agreement remains in effect until June 30, 2007 and may thereafter be terminated by the Adviser at any time.

Administration fees

The Portfolio has an agreement with the Adviser that requires the Portfolio to reimburse the Adviser for all expenses associated with providing the administrative, financial, accounting and recordkeeping services of the Portfolio, including the preparation of all tax returns, annual, semiannual and periodic reports to shareholders and the preparation of all regulatory reports.

Distribution plans

The Trust has a Distribution Agreement with the Distributor. The Portfolio has adopted Distribution Plans with respect to Class A, Class B, Class C, Class R3, Class R4 and Class 1, pursuant to Rule 12b-1 under the

Lifestyle Balanced Portfolio

25

1940 Act to reimburse the Distributor for the services it provides as distributor of shares of the Portfolio. Accordingly, the Portfolio makes monthly payments to the Distributor at an annual rate not to exceed 0.30%, 1.00%, 1.00%, 0.50%, 0.25% and 0.05% of the average daily net assets of Class A, Class B, Class C, Class R3, Class R4 and Class 1, respectively. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Portfolio’s 12b-1 payments could occur under certain circumstances.

The Portfolio has also adopted a Service Plan with respect to Class R3, Class R4 and Class R5 shares (the “Service Plan”). Under the Service Plan, the Portfolio pays up to 0.15%, 0.10% and 0.05% of the average daily net assets of Class R3, Class R4 and Class R5 shares, respectively, for certain other services.

Sales charges

Class A shares are assessed up-front sales charges of up to 5% of the net asset value of such shares. During the period ended August 31, 2006, the Portfolio was informed that the Distributor received net up-front sales charges of $1,896,086 with regard to sales of Class A shares. Of this amount, $311,121 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $1,560,918 was paid as sales commissions to unrelated broker-dealers and $24,047 was paid as sales commissions to sales personnel of Signator Investors, Inc. (“Signator Investors”), a related broker-dealer, an indirect subsidiary of MFC.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge (“CDSC”) at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to the Distributor and are used, in whole or in part, to defray its expenses for providing distribution-related services to the Portfolio in connection with the sale of Class B and Class C shares. During the period ended August 31, 2006, the Portfolio was informed that CDSCs received by the Distributor amounted to $7,025 for Class B shares and $10,157 for Class C shares.

Transfer agent fees

The Portfolio has a Transfer Agency Agreement with John Hancock Signature Services, Inc. (“Signature Services”), an indirect subsidiary of MFC. For Class A, Class B, Class C, Class R3, Class R4 and Class R5 shares, the Portfolio pays a monthly transfer agent fee at an annual rate of 0.05% of each class’s average daily net assets, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses. Expenses not directly attributable to a particular class of shares are aggregated and allocated to each class on the basis of its relative net asset value.

Signature Services has agreed to limit the transfer agent fees so that such fees do not exceed 0.20% annually of each of Class A, Class B, Class C, Class R3, Class R4 and Class R5 share average daily net assets. This agreement is effective until December 31, 2006. Signature Services reserves the right to terminate this limitation in the future. In addition, Signature Services has voluntarily agreed to further limit transfer agent fees for Class R3, Class R4 and Class R5 shares so that such fees do not exceed 0.05% annually of each class’s average daily net assets. Accordingly, the transfer agent fees reductions amounted to $501, $1,060 and $937 for Class R3, Class R4 and Class R5 shares, respectively, during the period ended August 31, 2006. Signature Services reserves the right to terminate this limitation at any time.

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26

Expenses under the agreements described above for the period ended August 31, 2006, were as follows:

	Distribution	Transfer		Printing and
Share Class	and service fees	agent	Blue sky	postage

Class A	$83,686	$38,106	$20,586	$38,489
Class B	74,189	14,872	16,689	19,014
Class C	268,990	39,526	20,807	36,361
Class R3	3,157	809	16,074	2,802
Class R4	5,410	2,006	16,244	3,005
Class R5	5	1,267	17,668	2,798
Class 1	2,574,645	—	—	11,917
Class 5	—	—	—	—
Total	$3,010,082	$96,586	$108,068	$114,386

Trustees’ fees

The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. Total Trustees’ expenses are allocated based on each Portfolio’s average daily net asset value.

4. Guarantees and Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

5. Capital shares

Share activities for the Portfolio for the period ended August 31, 2006 were as follows:

		Period ended 8-31-06 [a]
	Shares	Amount

Class A shares

Sold	6,009,152	$85,302,501
Distributions reinvested	27,765	389,529
Repurchased	(392,816)	(5,635,273)
Net increase	5,644,101	$80,056,757

Class B shares

Sold	1,452,791	$20,544,736
Distributions reinvested	3,722	52,170
Repurchased	(57,897)	(818,019)
Net increase	1,398,616	$19,778,887

Class C shares

Sold	5,676,144	$80,561,010
Distributions reinvested	13,319	187,092
Repurchased	(192,534)	(2,732,138)
Net increase	5,496,929	$78,015,964

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27

		Period ended 8-31-06 [a]
	Shares	Amount

Class R3 shares

Sold	246,488	$3,431,004
Distributions reinvested	1,003	14,088
Repurchased	(59,070)	(818,494)
Net increase	188,421	$2,626,598

Class R4 shares

Sold	532,830	$7,589,789
Distributions reinvested	1,821	25,583
Repurchased	(35,265)	(504,224)
Net increase	499,386	$7,111,148

Class R5 shares

Sold	102,605	$1,431,987
Distributions reinvested	974	13,638
Repurchased	(4,703)	(65,769)
Net increase	98,876	$1,379,856

Class 1 shares

Sold	468,643,365	$6,306,035,420
Distributions reinvested	6,945,128	96,618,106
Repurchased	(5,913,625)	(84,025,930)
Net increase	469,674,868	$6,318,627,596

Class 5 shares

Sold	80,813	$1,140,151
Distributions reinvested	25	347
Repurchased	(633)	(8,884)
Net increase	80,205	$1,131,614

Net increase	483,081,402	$6,508,728,420

a Class A, Class B, Class C, Class R3, Class R4 and Class R5 shares began operations on 10-18-05, Class 1 shares began operation on 10-15-05, and Class 5 shares began operation on 7-3-06.

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28

6. Investment transactions

Purchases and sales of the underlying funds, during the period ended August 31, 2006, aggregated $7,937,698,651 and $1,424,480,561, respectively.

The cost of investments owned on August 31, 2006, including short-term investments, for federal income tax purposes, was $6,631,187,391. Gross unrealized appreciation and depreciation of investments aggregated $307,249,905 and $11,040,864, respectively, resulting in net unrealized appreciation of $296,209,041.

7. Investment in affiliated
underlying funds

The Portfolio invests primarily in the underlying funds that are managed by affiliates of the Adviser. The Portfolio does not invest in the underlying funds for the purpose of exercising management or control.

A summary of the Portfolio’s transactions in the securities of affiliated issuers in which the Portfolio’s holdings represent 5% or more of the outstanding voting securities of the issuer, during the period ended August 31, 2006 is set forth below.

Affiliate —	Shares	Shares	Ending Share		Ending
Class NAV	Purchased	Sold	Amount	Proceeds	Value

500 Index	11,314,738	11,314,738	—	$128,316,617	—
Active Bond	14,355,063	6,365	14,348,698	60,699	$137,747,499
All Cap Core	13,955,620	6,274	13,949,346	61,864	138,377,511
All Cap Growth	2,334,710	2,334,710	—	36,724,984	—
All Cap Value	1,749,344	1,749,344	—	24,333,378	—
Blue Chip Growth	31,487,653	299,911	31,187,742	5,360,615	555,141,800
Capital Appreciation	2,624,011	2,624,011	—	24,613,225	—
Core Bond	11,014,021	4,856	11,009,165	60,203	137,724,650
Core Equity	14,900,468	125,238	14,775,230	1,834,740	210,842,537
Equity-Income	18,646,262	7,195,772	11,450,490	129,449,894	207,368,378
Fundamental Value	13,051,080	6,521	13,044,559	102,603	206,495,371
Global Bond	14,088,637	115,065	13,973,572	1,678,019	206,669,135
Global Real Estate	20,796,111	430,959	20,365,152	4,347,800	209,761,062
High Income	13,966,765	5,961	13,960,804	59,174	137,793,132
High Yield	80,953,018	19,197,990	61,755,028	200,427,268	622,490,683
International Core*	7,021,623	—	7,021,623	—	276,511,513
International Opportunities	9,261,503	626,367	8,635,136	10,228,004	139,543,804
International Small Cap	6,844,750	231,768	6,612,982	5,008,979	138,541,979
International Stock	21,517,914	21,517,914	—	295,831,965	—
International Value	16,080,181	518,244	15,561,937	9,153,387	278,247,438
Large Cap	4,719,052	2,507	4,716,545	35,997	69,191,713
Large Cap Value	5,966,269	3,477	5,962,792	80,451	137,203,834
Mid Cap Stock	4,430,636	2,095	4,428,541	34,891	70,103,806
Natural Resources	10,983,040	3,244,778	7,738,262	104,659,552	275,482,140
Quantitative Value	5,888,730	1,715,281	4,173,449	24,412,287	69,112,316
Real Estate Equity	13,349,729	598,621	12,751,108	6,339,202	140,134,673
Real Estate Securities	12,598,713	12,598,713	—	342,300,631	—
Real Return Bond	26,133,209	159,523	25,973,686	2,062,517	345,969,503
Small Cap	5,028,298	2,479	5,025,819	36,877	70,562,505
Small Cap Opportunities	3,040,577	26,150	3,014,427	662,156	69,753,843
Small Company Value	3,002,720	23,742	2,978,978	599,692	70,393,247
Spectrum Income	33,637,189	16,377	33,620,812	167,599	345,285,740
Strategic Bond	16,944,840	5,250,343	11,694,497	62,425,790	137,644,230
Strategic Income	13,696,275	6,229	13,690,046	62,132	137,721,862
Strategic Value	12,717,074	5,954	12,711,120	65,626	138,551,204
Total Return	25,141,548	18,096	25,123,452	245,350	345,447,469

Lifestyle Balanced Portfolio

29

Affiliate —	Shares	Shares	Ending Share		Ending
Class NAV	Purchased	Sold	Amount	Proceeds	Value

U.S. Global
Leaders Growth	16,427,292	7,306	16,419,986	$94,186	$208,205,417
U.S. High Yield Bond	10,540,640	4,499	10,536,141	59,061	137,496,640
U.S. Multi Sector	40,097,561	18,093	40,079,468	188,647	417,227,265
Value & Restructuring	12,709,102	195,335	12,513,767	2,294,499	138,652,533

*Represents the Portfolio’s investment in John Hancock Funds III International Core Fund

8. Reclassification of accounts

During the period ended August 31, 2006, the Portfolio reclassified amounts to reflect a decrease in accumulated net realized gain on investments of $9,325,920, an increase in accumulated net investment income of $9,967,379 and a decrease in capital paid-in of $641,459. This represents the amounts necessary to report these balances on a tax basis, excluding certain temporary differences, as of August 31, 2006. Additional adjustments may be needed in subsequent reporting periods.These reclassifications, which have no impact on the net asset value of the Portfolio, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America and book and tax differences in accounting for non-deductible organizational costs. The calculation of net investment income per share in the Portfolio’s Financial Highlights excludes these adjustments.

Lifestyle Balanced Portfolio

30

Auditors’ report Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Lifestyle Balanced Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of securities owned, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Lifestyle Balanced Portfolio (the “Portfolio”) at August 31, 2006, and the results of its operations, the changes in its net assets, and the financial highlights for the period October 15, 2005 (commencement of operations) through August 31, 2006, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2006, by correspondence with the transfer agent, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP Boston, Massachusetts October 26, 2006

31

Tax information Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Portfolio, if any, paid during its taxable year ended August 31, 2006.

With respect to the ordinary dividends paid by the Portfolio for the fiscal period ended August 31, 2006, 49.43% of the dividends qualify for the corporate dividends-received deduction.

The Portfolio hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2006.

Shareholders will be mailed a 2006 U.S. Treasury Department Form 1099-DIV in January 2007. This will reflect the total of all distributions that are taxable for calendar year 2006.

32

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John
Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the
Portfolio and execute policies formulated by the Trustees.

Independent Trustees

Name, age		Number of
Position(s) held with Portfolio	Trustee	John Hancock
Principal occupation(s) and other	of Portfolio	funds overseen
directorships during past 5 years	since[1]	by Trustee

Charles L. Bardelis, Born: 1941	2005	209

President and Executive Officer, Island Commuter Corp. (Marine Transport).
Trustee of John Hancock Trust (since 1988) and John Hancock Funds III (since 2005).

Peter S. Burgess, Born: 1942	2005	209

Consultant (financial, accounting and auditing matters (since 1999);
Certified Public Accountant; Partner, Arthur Andersen (prior to 1999).
Director of the following publicly traded companies: PMA Capital Corporation
(since 2004) and Lincoln Educational Services Corporation (since 2004).
Trustee of John Hancock Trust (since 2005), John Hancock Funds III (since 2005).

Elizabeth G. Cook, Born: 1937	2005	209

Expressive Arts Therapist, Massachusetts General Hospital (September 2001
to present); Expressive Arts Therapist, Dana Farber Cancer Institute
(September 2000 to January 2004); President, The Advertising Club of Greater Boston.
Trustee of John Hancock Trust (since 2005) and John Hancock Funds III (since 2005).

William H. Cunningham, Born: 1944	2005	160

Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman and CEO, IBT Technologies
(until 2001); Director of the following: Hire.com (until 2004), STC Broadcasting,
Inc. and Sunrise Television Corp. (until 2001), Symtx, Inc. (electronic manufacturing)
(since 2001), Adorno/Rogers Technology, Inc. (until 2004), Pinnacle Foods
Corporation (until 2003), rateGenius (until 2003), Lincoln National Corporation
(insurance) (since 2006), Jefferson-Pilot Corporation (diversified life insurance company) (until 2006), New Century Equity Holdings (formerly Billing Concepts)
(until 2001), eCertain (until 2001), ClassMap.com (until 2001), Agile Ventures
(until 2001), AskRed.com (until 2001), Southwest Airlines, Introgen and Viasystems
Group, Inc. (electronic manufacturer) (until 2003); Advisory Director, Interactive
Bridge, Inc. (college fundraising) (until 2001); Advisory Director, Q Investments
(until 2003); Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce
Bank - Austin), LIN Television (since 2002), WilTel Communications (until 2003)
and Hayes Lemmerz International, Inc. (diversified automotive parts supply company) (since 2003). Trustee of John Hancock Funds (since 2005) and
John Hancock Funds III (since 2005).

33

Independent Trustees (continued)

Name, age		Number of
Position(s) held with Portfolio	Trustee	John Hancock
Principal occupation(s) and other	of Portfolio	funds overseen
directorships during past 5 years	since[1]	by Trustee

Charles L. Ladner, Born: 1938	2005	160

Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (until 2003);
Senior Vice President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice President and Director for AmeriGas, Inc.
(retired 1998); Director of AmeriGas Partners, L.P. (until 1997)(gas distribution);
Director, EnergyNorth, Inc. (until 1995); Director, Parks and History Association
(since 2007). Trustee of John Hancock Funds (since 2004) and John Hancock
Funds III (since 2005).

Hassell H. McClellan, Born: 1945	2005	209

Associate Professor, The Wallace E. Carroll School of Management, Boston College.
Trustee of John Hancock Trust (since 2005), John Hancock Funds III (since 2005).

James. M. Oates, Born: 1946	2005	209

Managing Director, Wydown Group (financial consulting firm)(since 1994);
Chairman, Emerson Investment Management, Inc. (since 2000); Chairman,
Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (since 1997). Director of the following publicly traded companies:
Stifel Financial (since 1996); Investor Financial Services Corporation (since 1995);
and Connecticut River Bancorp, Director (since 1998). Director, Phoenix Mutual
Funds (since 1988; overseeing 20 portfolios). Trustee of John Hancock Trust
(since 2004) and John Hancock Funds III (since 2005).

1 Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified.

34

Non-Independent Trustee[3]

Name, age		Number of
Position(s) held with Portfolio	Trustee	John Hancock
Principal occupation(s) and other	of Portfolio	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle, Born: 1959	2005	262

Chairman and Director, John Hancock Advisers, LLC (the “Adviser”), The Berkeley Financial Group, LLC
(“The Berkeley Group”) (holding company) and John Hancock Funds, LLC (since 2005); President,
John Hancock Annuities; Executive Vice President, John Hancock Life Insurance Company
(since June, 2004); President U.S. Annuities; Senior Vice President, The Manufacturers Life Insurance
Company (U.S.A) (prior to 2004).

Principal officers who are not Trustees

Name, age
Position(s) held with Portfolio		Officer
Principal occupation(s) and		of Portfolio
directorships during past 5 years		since

Keith Hartstein[2], Born: 1956		2005

President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director, President and Chief Executive
Officer, the Adviser and The Berkeley Group, John Hancock Funds, LLC (since 2005); Director, MFC Global
Investment Management (U.S.), LLC (“MFC Global (U.S.)”) (since 2005); Director, John Hancock Signature
Services, Inc. (since 2005); President and Chief Executive Officer, John Hancock Investment Management
Services, LLC (since 2006); President and Chief Executive Officer, John Hancock Funds, John Hancock
Funds II, John Hancock Funds III, John Hancock Trust,; Director, Chairman and President, NM Capital
Management, Inc. (since 2005); Chairman, Investment Company Institute Sales Force Marketing
Committee (since 2003); Director, President and Chief Executive Officer, MFC Global (U.S.) (2005-2006);
Executive Vice President, John Hancock Funds, LLC (until 2005).

John Vrysen[2], Born: 1955		2005

Chief Financial Officer
Director, Executive Vice President and Chief Financial Officer, the Adviser, The Berkeley Group and
John Hancock Funds, LLC (since 2005); Executive Vice President and Chief Financial Officer, John Hancock
Investment Management Services, LLC (since 2005), Vice President and Chief Financial Officer, MFC
Global (U.S.) (since 2005); Director, John Hancock Signature Services, Inc. (since 2005); Chief Financial
Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III, John Hancock Trust (since
2005); Vice President and General Manager, Fixed Annuities, U.S. Wealth Management (until 2005);
Vice President, Operations Manulife Wood Logan (2000-2004).

Francis V. Knox, Jr.[2], Born: 1947		2005

Vice President and Chief Compliance Officer, John Hancock Investment Management Services, LLC,
the Adviser and MFC Global (U.S.) (since 2005); Chief Compliance Officer, John Hancock Funds, John
Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005); Vice President and
Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice President and Ethics & Compliance Officer,
Fidelity Investments (until 2001).

35

Principal officers who are not Trustees (continued)

Name, age
Position(s) held with Portfolio	Officer
Principal occupation(s) and	of Portfolio
directorships during past 5 years	since

Gordon Shone[2], Born: 1956	2005

Treasurer, John Hancock Funds (since 2006); John Hancock Funds II, John Hancock Funds III and
John Hancock Trust (since 2005); Vice President and Chief Financial Officer, John Hancock Trust
(2003-2005); Senior Vice President, John Hancock Life Insurance Company (U.S.A.) (since 2001);
Vice President, John Hancock Investment Management Services, Inc. and John Hancock Advisers, LLC
(since 2006), The Manufacturers Life Insurance Company (U.S.A.) (1998 to 2000).

Thomas M. Kinzler[2], Born: 1955	2006

Vice President and Counsel for John Hancock Life Insurance Company (U.S.A.) (since 2006); Secretary and
Chief Legal Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock
Trust (since 2006); Vice President and Associate General Counsel for Massachusetts Mutual Life Insurance
Company (1999-2006); Secretary and Chief Legal Counsel for MML Series Investment Fund (2000-2006);
Secretary and Chief Legal Counsel for MassMutual Institutional Funds (2000-2004); Secretary and Chief
Legal Counsel for MassMutual Select Funds and MassMutual Premier Funds (2004-2006).

1 Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his successor is duly elected and qualified or until he dies, retires, resigns, is removed or becomes disqualified.

2Affiliated with the investment adviser.

3Non-Independent Trustee: holds positions with the Fund’s investment adviser, underwriter, and/ or certain other affiliates.

36

For more information

The Portfolio’s proxy voting policies, procedures and records are available without charge, upon request:

By phone	On the Portfolio’s Web site	On the SEC’s Web site
1-800-225-5291	www.jhfunds.com/proxy	www.sec.gov

Investment adviser	Custodian	Legal counsel
John Hancock Investment	State Street Bank & Trust Co.	Kirkpatrick & Lockhart
Management Services, LLC	2 Avenue de Lafayette	Nicholson Graham LLP
601 Congress Street	Boston, MA 02111	1 Lincoln Street
Boston, MA 02210-2805		Boston, MA 02111
Transfer agent
Principal distributor	John Hancock Signature	Independent registered
John Hancock Funds, LLC	Services, Inc.	public accounting firm
601 Congress Street	1 John Hancock Way,	PricewaterhouseCoopers LLP
Boston, MA 02210-2805	Suite 1000	125 High Street
	Boston, MA 02217-1000	Boston, MA 02110

Each underlying fund’s accounting policies are outlined in the underlying fund’s shareholder report, available without charge by calling 1-800-344-1029 or on the Securities and Exchange Commission (“SEC”) Web site at www.sec.gov, File # 811-21779, CIK 0001331971.

The Portfolio’s investment objective, risks, charges and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Funds at 1-800-225-5291 or visit the Portfolio’s Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.

How to contact us

Internet	www.jhfunds.com

Mail	Regular mail:	Express mail:
	John Hancock	John Hancock
	Signature Services, Inc.	Signature Services, Inc.
	1 John Hancock Way, Suite 1000	Mutual Fund Imaging Operations
	Boston, MA 02217-1000	380 Stuart Street
Boston, MA 02116

Phone	Customer service representatives	1-800-225-5291
	24-hour automated information	1-800-338-8080
	TDD line	1-800-554-6713

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the Securities and Exchange Commission’s Web site, www.sec.gov.

40

J O H N   H A N C O C K   F A M I L Y   O F   F U N D S

EQUITY	INTERNATIONAL
Balanced Fund	Greater China Opportunities Fund
Classic Value Fund	International Classic Value Fund
Classic Value Fund II	International Core Fund
Core Equity Fund	International Fund
Focused Equity Fund	International Growth Fund
Growth Fund
Growth Opportunities Fund	INCOME
Growth Trends Fund	Bond Fund
Intrinsic Value Fund	Government Income Fund
Large Cap Equity Fund	High Yield Fund
Large Cap Select Fund	Investment Grade Bond Fund
Mid Cap Equity Fund	Strategic Income Fund
Mid Cap Growth Fund
Multi Cap Growth Fund	TAX-FREE INCOME
Small Cap Equity Fund	California Tax-Free Income Fund
Small Cap Fund	High Yield Municipal Bond Fund
Small Cap Intrinsic Value Fund	Massachusetts Tax-Free Income Fund
Sovereign Investors Fund	New York Tax-Free Income Fund
U.S. Core Fund	Tax-Free Bond Fund
U.S. Global Leaders Growth Fund
Value Opportunities Fund	MONEY MARKET
Money Market Fund
ASSET ALLOCATION & LIFESTYLE	U.S. Government Cash Reserve
Allocation Core Portfolio
Allocation Growth + Value Portfolio	CLOSED-END
Lifestyle Aggressive Portfolio	Bank & Thrift Opportunity
Lifestyle Balanced Portfolio	Financial Trends
Lifestyle Conservative Portfolio	Income Securities
Lifestyle Growth Portfolio	Investors Trust
Lifestyle Moderate Portfolio	Patriot Global Dividend
Patriot Preferred Dividend
SECTOR	Patriot Premium Dividend I
Financial Industries Fund	Patriot Premium Dividend II
Health Sciences Fund	Patriot Select Dividend
Real Estate Fund	Preferred Income
Regional Bank Fund	Preferred Income II
Technology Fund	Preferred Income III
Technology Leaders Fund	Tax-Advantaged Dividend

For more complete information on any John Hancock Fund and a prospectus, which includes charges and expenses, call your financial professional, or John Hancock Funds at 1-800-225-5291. Please read the prospectus carefully before investing or sending money.

1-800-225-5291 1-800-554-6713 (TDD) 1-800-338-8080 EASI-Line www.jhfunds. com

Now available: electronic delivery www.jhfunds. com/edelivery

This report is for the information of the shareholders of John Hancock Lifestyle Balanced Portfolio.

0700A 8/06 10/06

John Hancock
MUTUAL FUNDS

John Hancock
Lifestyle Conservative Portfolio

Annual Report
8.31.06

Managers' report

A look at performance
page 6

Your expenses
page 8

Portfolio’s investments
page 10

Financial statements
page 12

Trustees and officers
page 31

For more information
page 36

CEO corner

To Our Shareholders,

The future has arrived at John Hancock Funds.

We have always been firm believers in the powerful role the Internet can play in providing fund information to our shareholders and prospective investors. Recently, we launched a redesigned, completely overhauled Web site that is more visually pleasing, easier to navigate and, most importantly, provides more fund information and learning tools without overwhelming the user.

Not long after we embarked on this major project, a study was released by the Investment Company Institute, the mutual fund industry’s main trade group, which found that an overwhelming majority of shareholders consider the Internet the “wave of the future” for accessing fund information.

Our new site sports fresher and faster ways to access account information. New innovations allow investors to view funds by risk level, track the performance of the John Hancock funds of their choice or sort funds by Morningstar, Inc.’s star ratings. Investors who own a John Hancock fund through a qualified retirement plan and don’t pay sales charges when making a purchase have the option of sorting by a “Load Waived” Morningstar Rating, thereby creating an apples-to-apples comparison with no-load funds that may also be available in their retirement plan.

The new site also has more educational tools and interactive modules to educate and assist investors with their financial goals, from college savings to retirement planning. A new “I want to…” feature allows investors to check performance, invest more money, update personal information or download prospectuses and forms quickly and easily.

In another of our ongoing efforts to provide our shareholders with top-notch service, we also redesigned our shareholder reports, as you may have noticed with this report. We hope the larger size, more colorful cover and redesigned presentation of the commentary and data tables will draw you in and make them easier to read.

After you’ve read your shareholder report, we encourage you to visit our new Web site — www.jhfunds.com — and take a tour. It’s easy, fast and fun and allows you to be in control of what you see and do. In short, it’s the wave of the future!

Sincerely,

Keith F. Hartstein, President and Chief Executive Officer

This commentary reflects the CEO’s views as of August 31, 2006. They are subject to change at any time.

Your portfolio at a glance

The Portfolio seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income. To pursue this goal, the Portfolio, which is a fund-of-funds, normally invests approximately 80% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 20% of its assets in underlying funds that invest primarily in equity securities.

Since inception*

► Most fixed-income funds turned in low single-digit gains as investors continued to worry about rising inflation and higher interest rates.

►The high yield asset class continued to provide strong performance, thanks to investors’
willingness to take on extra credit risk in exchange for higher levels of income relative to other fixed-income investments.

► The Portfolio’s international equity and domestic large-cap value stock funds helped boost returns for our shareholders.

Target asset allocation
Equity	% of Total	Fixed Income	% of Total

U.S. Large Cap	10.0	Long-Term Bond	5.0

International	5.0	Intermediate-Term Bond	28.0

Real Estate	5.0	Short-Term Bond	11.0

		Multi-Sector Bond	16.0

		High Yield Bond	8.0

		Global Bond	8.0

		Treasury Inflation-Protected Securities	4.0

1

Managers’ report

John Hancock

Lifestyle Conservative Portfolio

The Portfolio’s broad diversification across multiple asset classes and fund managers was very valuable during a volatile market environment. Just about every investment type ended the reporting period in positive territory for the period beginning October 15, 2005 (the Portfolio’s inception date) through August 31, 2006.

Fixed-income securities — which make up approximately 80% of the Portfolio’s assets — generally gained ground but produced mediocre results, with the broad bond market returning 3.33%, as measured by the Lehman Brothers Aggregate Bond Index. A steady stream of interest rate increases from the Federal Reserve Board (the Fed) weighed on bonds’ results. Although investors had long been hoping for a pause in the Fed’s series of rate hikes — a pause that did not come until August 2006 — inflation remained higher than expected and the U.S. central bank raised rates at five of its six meetings during the period. On August 31, 2006, the federal funds rate stood at 5.25%, up from 3.75% the previous October. Once again, the strongest performers in the fixed-income market were lower-rated, higher-yielding bonds. Against a backdrop of low default rates and continued strong fundamentals from bond issuers, credit spreads — the difference in yield among bonds of various credit quality — continued to narrow, but ended the period at historically very tight levels.

SCORECARD

INVESTMENT		PERIOD’S PERFORMANCE. . . AND WHAT’S BEHIND THE NUMBERS

High Yield (Western)	▲	High yield bonds continued to benefit in an environment of
narrowing credit spreads.
Real estate securities	▲	Benefited from continued fundamental strengthening and demand for the securities’ high dividend yields.
U.S. Multi-Sector (GMO)	▼	An emphasis on certain higher-quality large-cap growth stocks detracted from performance in an environment favoring smaller, more-speculative names.

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From The MFC Global Investment Management (U.S.A.), LLC’s Portfolio Management Team

On the Portfolio’s equity side, results were better, as the Standard & Poor’s 500 Index returned 11.44% during the period. Large-capitalization U.S. stocks again lagged their mid-cap counterparts, which in turn underperformed small caps — although the performance gap between large and small stocks finally began to narrow during the period. Value stocks also continued to outshine growth stocks, despite several brief periods during which growth took the lead. International stocks were particularly strong performers, benefiting from continued relative weakness in the U.S. dollar and greater uncertainty about the direction of interest rates in the United States. Real estate securities also gained ground, helped by continued strong fundamentals and investors’ demand for yield.

“Diversification also helped within the fixed-income portion of the Portfolio...”

Performance summary

John Hancock Lifestyle Conservative Portfolio’s Class A, Class B, Class C, Class R3, Class R4 and Class R5, which began operations on October 18, 2006, produced total returns of 5.53%, 4.99%, 4.91%, 5.55%, 5.66% and 5.94%, respectively, at net asset value through August 31, 2006. Class 1 shares returned 6.01% at net asset value since beginning operation October 15, 2005. In comparison, the Portfolio’s benchmark — a 20/80 blend of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index — returned 4.84% and Morningstar’s average conservative allocation portfolio returned 6.35% .1 Keep in mind that your net asset value return will differ from the Portfolio’s performance if you were not invested in the Portfolio for the entire period and did not reinvest all distributions. See pages six and seven for historical performance information.

Benefits of diversification

During the period, we were successful in developing a portfolio of funds to outperform the overall bond market without exposing our

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shareholders to excess levels of volatility. Much of these diversification benefits came from our approximately 20% stake in equity offerings — both domestic and international — including from our exposure to the strong-performing real estate securities market.

On the domestic equity side, for example, we were helped by a number of our large-cap value-oriented investments, such as Equity Income (+13.54%, T. Rowe Price), Value & Restructuring (+11.07%, Excelsior) and Fundamental Value (+10.87%, Davis). On the negative side, U.S. Multi-Sector, managed by GMO, was a relative laggard, gaining just 4.25% during a positive equity market environment. Our international stock investments were significant contributors, as their returns were well in excess of the overall bond market. In particular, the Fund benefited from its positions in International Core (+22.19%, GMO) and International Value (18.22%, Franklin/Templeton). In the real estate sector, our holdings in Real Estate Securities (+30.96%, Deutsche Asset Management) provided particularly strong results and we trimmed this position and reallocated to Global Real Estate.

Diversification also helped within the fixed-income portion of the Portfolio, especially with our high yield bond investments, which continued to enjoy strong gains. High Yield (+6.49%, Western) was one particularly favorable contributor to performance during the reporting period. The diversification theme also extended to individual fixed-income funds in the Portfolio, such as Spectrum Income (+5.47%, T. Rowe Price) whose managers have the flexibility to invest in multiple sectors of the bond market. At 11% of the Portfolio’s assets, Spectrum Income is one of our largest allocations. Other large Portfolio holdings generally performed in line with their benchmarks, including Total Return (+3.18%, PIMCO), at 16% of assets; U.S. Government Securities (+2.91%, Western), at 11%; and Active Bond (+2.98%, MFC Global Investment Management (U.S.) LLC/Declaration) at 10%.

Portfolio changes

To improve the Portfolio’s diversification within the high yield bond asset class, during the second quarter of 2006 we reduced our exposure to the High Yield fund, which was formerly managed by Salomon Brothers Asset Management and is now managed by Western Asset Management. For further diversification, we used the proceeds of

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4

this sale to establish a new Portfolio holding, High Income, managed by MFC Global. We also added to our weighting in U.S. High Yield Bond, managed by Wells Capital Management. Meanwhile, within our multi-sector bond allocation, we trimmed our Strategic Bond (Western) holding while slightly increasing our Spectrum Income weighting and initiating a position in Strategic Income (MFC Global).

“Lifestyle Conservative Portfolio is well diversified across a wide range of asset classes and investment styles, including non-traditional asset classes.”

We also increased our diversification within the real estate asset class by adding exposure to non-U.S. real estate securities. Because the real estate market outside the United States is less well developed, we believe it offers greater inefficiency and therefore greater return potential. We established a new allocation in Global Real Estate, managed by Deutsche Asset Management.

Outlook

As interest rates have risen, bonds have encountered some difficulty. However, we note that the diversification provided by the Portfolio worked exactly as expected during the period. Although it may seem like a contradiction, maintaining a small allocation to more aggressive assets such as stocks, global bonds and real estate actually reduced risk and improved returns in a predominantly fixed-income portfolio. This is an excellent example of the power of diversification and asset allocation — and why we believe the Portfolio can be an important component of a conservative investor’s portfolio.

This commentary reflects the views of the portfolio managers through the end of the Portfolio’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting. See the prospectus for the risks of investing in small-cap stocks. See the prospectus for the risks of investing in high-yield bonds.

1 Figures from Morningstar, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

2 As a percentage of net assets on August 31, 2006.

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5

A look at performance

For the period ending August 31, 2006

		Cumulative total returns
		with maximum sales charge (POP)

	Inception	Since
Class	date	Inception[a]

A	10-18-05	0.27%

B	10-18-05	–0.01

C	10-18-05	3.91

R3 [b]	10-18-05	5.55

R4[b]	10-18-05	5.66

R5[b]	10-18-05	5.94

1 [b]	10-15-05	6.01

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares’ CDSC declines annually between years 1–6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class R3, Class R4, Class R5 and Class 1 shares.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Portfolio’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month-end, please call 1-800-225-5291 or visit the Portfolio’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Portfolio’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

Since inception performance is calculated with an opening price (prior day’s close) on the inception date.

a Class A, Class B, Class C, Class R3, Class R4 and Class R5 shares began operations on 10-18-05 and Class 1 shares began operation on 10-15-05.

b For certain types of investors as described in the Portfolio’s Class R3, Class R4, Class R5 and Class 1 share prospectuses.

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6

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we’ve shown the same investment in a blended index.

Class	Period beginning	Without sales charge	With maximum sales charge	Index

B3	10-18-05	$10,499	$9,999	$10,484

C3	10-18-05	10,491	10,391	10,484

R3[1,3]	10-18-05	10,555	10,555	10,484

R4[1,3]	10-18-05	10,566	10,566	10,484

R5[1,3]	10-18-05	10,594	10,594	10,484

1[1,2]	10-15-05	10,601	10,601	10,383

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Portfolio’s Class B, Class C, Class R3, Class R4, Class R5 and Class 1 shares, respectively, as of August 31, 2006. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

A blended index is used combining 20% of the Standard & Poor’s 500 Index, an unmanaged index that includes 500 widely traded common stocks, and 80% of the Lehman Brothers Aggregate Bond Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

1 For certain types of investors as described in the Portfolio’s Class R3, Class R4, Class R5 and Class 1 share prospectuses.

2 Index figure from 9-30-05.

3 Index figure from 10-31-05.

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7

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding Portfolio expenses

As a shareholder of the Portfolio, you incur two types of costs:

▪ Transaction costs which include sales charges (loads) on purchases or redemptions
(varies by share class), minimum account fee charge, etc.

▪ Ongoing operating expenses including management fees, distribution and service fees (if applicable) and other Portfolio expenses.

In addition to the operating expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the operating expenses of the underlying funds in which the Portfolio invests. Because the underlying funds have varied operating expenses and transaction costs and the Portfolio may own different proportions of the underlying funds at different times, the amount of expenses incurred indirectly by the Portfolio will vary. If these indirect expenses were included, your expenses paid during the period would have been higher.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your Portfolio’s actual ongoing operating expenses, and is based on your Portfolio’s actual return. It assumes an account value of $1,000.00 on March 1, 2006, with the same investment held until August 31, 2006.

	Account value	Ending value	Expenses paid during period
	on 3-1-06	on 8-31-06	ended 8-31-06 [a]

Class A	$1,000.00	$1,019.40	$2.70

Class B	1,000.00	1,016.60	6.66

Class C	1,000.00	1,016.50	6.61

Class R3	1,000.00	1,021.00	3.51

Class R4	1,000.00	1,020.80	2.29

Class R5	1,000.00	1,022.90	0.87

Class 1	1,000.00	1,022.60	0.56

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at

Lifestyle Conservative Portfolio

8

August 31, 2006 by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

This table allows you to compare your Portfolio’s ongoing operating expenses with those of any other fund. It provides an example of the Portfolio’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annual return before expenses (which is not your Portfolio’s actual return). It assumes an account value of $1,000.00 on March 1, 2006, with the same investment held until August 31, 2006. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during period
	on 3-1-06	on 8-31-06	ended 8-31-06 [a]

Class A	$1,000.00	$1,022.53	$2.70

Class B	1,000.00	1,018.60	6.67

Class C	1,000.00	1,018.65	6.61

Class R3	1,000.00	1,021.73	3.52

Class R4	1,000.00	1,022.94	2.29

Class R5	1,000.00	1,024.35	0.87

Class 1	1,000.00	1,024.65	0.56

Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

a Expenses are equal to the Portfolio’s annualized expense ratio of 0.53%, 1.31%, 1.30%, 0.69%, 0.45%, 0.17% and 0.11% for Class A, Class B, Class C, Class R3, Class R4, Class R5 and Class 1, respectively, multiplied by the average account value over the period, multiplied by the number of days in the period /365 or 366 (to reflect the one-half year period). The expense ratios do not include fees and expenses incurred by the Portfolio from the underlying funds.

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9

Portfolio’s investments

Securities owned by the Portfolio on 8-31-06

Portfolio of investments, showing all underlying funds.

Issuer	Shares	Value

Investment companies 99.99%		$1,122,093,692
(Cost $1,097,601,204)
John Hancock Funds II

Active Bond Fund Class NAV	11,676,853	$112,097,784

Blue Chip Growth Fund Class NAV	1,266,323	22,540,556

Core Bond Fund Class NAV	1,787,816	22,365,576

Equity-Income Fund Class NAV	1,240,334	22,462,455

Fundamental Value Fund Class NAV	1,410,630	22,330,275

Global Bond Fund Class NAV	6,061,926	89,655,892

Global Real Estate Fund Class NAV	3,307,474	34,066,978

High Income Fund Class NAV	2,267,633	22,381,534

High Yield Fund Class NAV	4,442,772	44,783,146

International Value Fund Class NAV	1,896,422	33,908,026

Investment Quality Bond Fund Class NAV	4,765,388	55,993,309

Real Estate Equity Fund Class NAV	2,072,821	22,780,304

Real Return Bond Fund Class NAV	3,368,735	44,871,555

Spectrum Income Fund Class NAV	12,007,658	123,318,649

Strategic Bond Fund Class NAV	1,900,350	22,367,119

Strategic Income Fund Class NAV	3,339,826	33,598,645

Total Return Fund Class NAV	13,052,538	179,472,399

U.S. Government Securities Fund Class NAV	9,094,286	123,318,512

U.S. High Yield Bond Fund Class NAV	1,712,137	22,343,387

U.S. Multi Sector Fund Class NAV	2,170,038	22,590,100

Value & Restructuring Fund Class NAV	2,032,200	22,516,772

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F I N A N C I A L   S T A T E M E N T S

Issuer	Shares	Value
John Hancock Funds III

International Core Fund Class NAV	567,057	$22,330,719

Total investments 99.99%		$1,122,093,692

Other assets in excess of liabilities 0.01%		$151,984

Total net assets 100.00%		$1,122,245,676

Percentages are stated as a percent of net assets of the Portfolio.

See notes to financial statements

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11

F I N A N C I A L   S T A T E M E N T S

Financial statements

Statement of assets and liabilities 8-31-06

This Statement of Assets and Liabilities is the Portfolio’s balance sheet. It shows the value of what the Portfolio owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments in affiliated funds, at value (cost $1,097,601,204)	$1,122,093,692
Receivable for investments sold	16,521
Receivable for fund shares sold	594,102
Other assets	3,199
Total assets	1,122,707,514

Liabilities

Payable for investments purchased	323,376
Payable for fund shares repurchased	22,957
Payable to affiliates
Fund administration fees	19,885
Transfer agent fees	8,061
Trustees’ fees	236
Due to adviser	1,144
Other payables and accrued expenses	86,179
Total liabilities	461,838

Net assets

Capital paid-in	1,084,398,395
Accumulated net realized gain on investments	12,734,242
Net unrealized appreciation on investments	24,492,488
Accumulated net investment income	620,551
Net assets	$1,122,245,676

Net asset value per share

Based on net asset values and shares outstanding
— the Portfolio has an unlimited number of shares authorized with no par value
Class A ($12,359,401 ÷ 906,463 shares)	$13.63
Class B ($2,960,262 ÷ 217,223 shares)	$13.63
Class C ($8,305,380 ÷ 609,807 shares)	$13.62
Class R3 ($297,906 ÷ 21,827 shares)	$13.65
Class R4 ($703,562 ÷ 51,572 shares)	$13.64
Class R5 ($295,346 ÷ 21,635 shares)	$13.65
Class 1 ($1,097,323,819 ÷ 80,478,108 shares)	$13.64

Maximum offering price per share

Class A1 ($13.63 ÷ 95%)	$14.35

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements

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F I N A N C I A L   S T A T E M E N T S

Statement of operations For the period ended 8-31-06a

This Statement of Operations summarizes the Portfolio’s investment income earned and expenses incurred in operating the Portfolio. It also shows net gains (losses) for the period stated.

Investment income
Income distributions received from affiliated underlying funds	$23,080,110
Total investment income	23,080,110

Expenses
Investment management fees (Note 3)	365,900
Distribution and service fees (Note 3)	477,073
Transfer agent fees (Note 3)	11,912
Blue sky fees (Note 3)	95,830
Printing and postage fees (Note 3)	22,906
Fund administration fees (Note 3)	77,124
Audit and legal fees	58,980
Custodian fees	10,438
Trustees’ fees (Note 3)	10,734
Registration and filing fees	32,664
Miscellaneous	7,906

Total expenses	1,171,467
Less expense reductions (Note 3)	(108,345)

Net expenses	1,063,122

Net investment income	22,016,988

Realized and unrealized gain

Net realized gain on investments	12,725,793
Capital gain distributions received from affiliated underlying funds	838,352
Change in net unrealized appreciation of investments	24,492,488
Net realized and unrealized gain	38,056,633
Increase in net assets from operations	$60,073,621

a Period from 10-15-05 (commencement of operations) to 8-31-06.

See notes to financial statements

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F I N A N C I A L   S T A T E M E N T S

Statement of changes in net assets

This Statement of Changes in Net Assets shows how the value of the Portfolio’s net assets has changed during the period. It reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Portfolio share transactions.

Period
ended a
8-31-06

Increase (decrease) in net assets

From operations
Net investment income	$22,016,988
Net realized gain	13,564,145
Change in net unrealized appreciation	24,492,488

Increase in net assets resulting from operations	60,073,621

Distributions to shareholders
From net investment income
Class A	(125,005)
Class B	(20,839)
Class C	(56,558)
Class R3	(3,046)
Class R4	(6,698)
Class R5	(5,036)
Class 1	(22,120,363)
(22,337,545)

From Fund share transactions	1,084,509,600

Net assets
End of period	$1,122,245,676

Accumulated net investment income	$620,551

a Period from 10-15-05 (commencement of operations) to 8-31-06.

See notes to financial statements

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F I N A N C I A L   S T A T E M E N T S

Financial highlights

The Financial Highlights show how the Portfolio’s net asset value for a share has changed since the beginning of the period.

CLASS A SHARES

Period ended	8-31-06[a]

Per share operating performance

Net asset value, beginning of period	$13.16
Net investment income [h,v]	0.31
Net realized and unrealized
gain on investments	0.41

Total from investment operations	0.72

Less distributions
From net investment income	(0.25)
(0.25)
Net asset value, end of period	$13.63
Total return [k,l] (%)	5.53[m]

Ratios and supplemental data

Net assets, end of period
(in millions)	$12
Ratio of net expenses to average
net assets [q] (%)	0.57[r]
Ratio of gross expenses to average
net assets [p,q] (%)	1.02[r]
Ratio of net investment income
to average net assets [v] (%)	2.75[r]
Portfolio turnover (%)	20[m]

See notes to financial statements

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F I N A N C I A L   S T A T E M E N T S

Financial highlights

CLASS B SHARES

Period ended	8-31-06[a]

Per share operating performance
Net asset value, beginning of period	$13.16
Net investment income [h,v]	0.24
Net realized and unrealized
gain on investments	0.41

Total from investment operations	0.65
Less distributions
From net investment income	(0.18)
(0.18)
Net asset value, end of period	$13.63
Total return [k,l] (%)	4.99[m]

Ratios and supplemental data

Net assets, end of period
(in millions)	$3
Ratio of net expenses to average
net assets [q] (%)	1.33[r]
Ratio of gross expenses to average
net assets [p,q] (%)	3.12[r]
Ratio of net investment income
to average net assets [v] (%)	2.08[r]
Portfolio turnover (%)	20[m]

See notes to financial statements

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F I N A N C I A L   S T A T E M E N T S

Financial highlights

CLASS C SHARES

Period ended	8-31-06[a]

Per share operating performance
Net asset value, beginning of period	$13.16
Net investment income [h,v]	0.29
Net realized and unrealized
gain on investments	0.35

Total from investment operations	0.64

Less distributions
From net investment income	(0.18)
(0.18)
Net asset value, end of period	$13.62
Total return [k,l] (%)	4.91[m]

Ratios and supplemental data

Net assets, end of period
(in millions)	$8
Ratio of net expenses to average
net assets [q] (%)	1.31[r]
Ratio of gross expenses to average
net assets [p,q] (%)	2.05[r]
Ratio of net investment income
to average net assets [v] (%)	2.54[r]
Portfolio turnover (%)	20[m]

See notes to financial statements

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F I N A N C I A L   S T A T E M E N T S

Financial highlights

CLASS R3 SHARES

Period ended	8-31-06[a]

Per share operating performance

Net asset value, beginning of period	$13.16
Net investment income [h,v]	0.28
Net realized and unrealized
gain on investments	0.44

Total from investment operations	0.72

Less distributions
From net investment income	(0.23)
(0.23)
Net asset value, end of period	$13.65
Total return [k,l] (%)	5.55[m]

Ratios and supplemental data

Net assets, end of period
(in millions)	$—[i]
Ratio of net expenses to average
net assets [q] (%)	0.68[r]
Ratio of gross expenses to average
net assets [p,q] (%)	14.72[r]
Ratio of net investment income
to average net assets [v] (%)	2.46[r]
Portfolio turnover (%)	20[m]

See notes to financial statements

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F I N A N C I A L   S T A T E M E N T S

Financial highlights

CLASS R4 SHARES

Period ended	8-31-06[a]

Per share operating performance

Net asset value, beginning of period	$13.16
Net investment income [h,v]	0.44
Net realized and unrealized
gain on investments	0.30

Total from investment operations	0.74

Less distributions
From net investment income	(0.26)
(0.26)
Net asset value, end of period	$13.64
Total return [k,l] (%)	5.66[m]

Ratios and supplemental data

Net assets, end of period
(in millions)	$1
Ratio of net expenses to average
net assets [q] (%)	0.45[r]
Ratio of gross expenses to average
net assets [p,q] (%)	10.01[r]
Ratio of net investment income
to average net assets [v] (%)	3.89[r]
Portfolio turnover (%)	20[m]

See notes to financial statements

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F I N A N C I A L   S T A T E M E N T S

Financial highlights

CLASS R5 SHARES

Period ended	8-31-06[a]

Per share operating performance

Net asset value, beginning of period	$13.16
Net investment income [h,v]	0.28
Net realized and unrealized
gain on investments	0.49

Total from investment operations	0.77

Less distributions
From net investment income	(0.28)
(0.28)
Net asset value, end of period	$13.65
Total return [k,l] (%)	5.94[m]

Ratios and supplemental data

Net assets, end of period
(in millions)	$—[i]
Ratio of net expenses to average
net assets [q] (%)	0.19[r]
Ratio of gross expenses to average
net assets [p,q] (%)	9.18[r]
Ratio of net investment income
to average net assets [v] (%)	2.44[r]
Portfolio turnover (%)	20[m]

See notes to financial statements

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F I N A N C I A L   S T A T E M E N T S

Financial highlights

CLASS 1 SHARES

Period ended	8-31-06[a]

Per share operating performance

Net asset value, beginning of period	$13.15
Net investment income [h,v]	0.30
Net realized and unrealized
gain on investments	0.48

Total from investment operations	0.78

Less distributions
From net investment income	(0.29)
(0.29)
Net asset value, end of period	$13.64
Total return [k] (%)	6.01[m]

Ratios and supplemental data

Net assets, end of period
(in millions)	$1,097
Ratio of net expenses to average
net assets [q] (%)	0.12[r]
Ratio of net investment income
to average net assets [v] (%)	2.54[r]
Portfolio turnover (%)	20[m]

a Class A, Class B, Class C, Class R3, Class R4 and Class R5 shares began operations on 10-18-05, and Class 1 shares began operation on 10-15-05.

h Based on the average of the shares outstanding.

i Less than $500,000.

k Assumes dividend reinvestment and does not reflect the effect of sales charges.

l Total returns would have been lower had certain expenses not been reduced during the period shown.

m Not annualized.

p Does not take into consideration expense reductions during the period shown.

q Does not include expenses of the investment companies in which the Portfolio invests.

r Annualized.

v Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

See notes to financial statements

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21

Notes to financial statements

1. Organization

The John Hancock Lifestyle Conservative Portfolio (the “Portfolio”) is a newly organized non-diversified series of John Hancock Funds II (the “Trust”). The Trust was established as a Massachusetts business trust on June 28, 2005. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company.

The Portfolio operates as a “fund of funds”, investing in Class NAV shares of underlying funds of the Trust and John Hancock Funds III and in other permitted investments.

John Hancock Investment Management Services, LLC (the “Adviser”), a Delaware limited liability company controlled by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”), serves as investment adviser for the Trust and John Hancock Funds, LLC, (the “Distributor”), an affiliate of the Adviser, serves as principal underwriter. John Hancock Life Insurance Company of New York (“John Hancock New York”) is a wholly owned subsidiary of John Hancock USA. John Hancock USA and John Hancock New York are indirect wholly owned subsidiaries of The Manufacturers Life Insurance Company (“Manulife”), which in turn is a wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a publicly traded company. MFC and its subsidiaries are known collectively as “Manulife Financial.”

The Portfolio commenced operations after certain separate accounts of John Hancock USA redeemed their interests in portfolios of John Hancock Trust and certain unaffiliated mutual funds of approximately $214 million at the close of business on October 14, 2005, with additional redemption proceeds of approximately $741 million received on October 28, 2005, and  invested such proceeds in Class 1 shares of the Portfolio, which in turn invested the proceeds in underlying funds of the Trust.

The Board of Trustees has authorized the issuance of multiple classes of shares of the Portfolio, including classes designated as Class A, Class B, Class C, Class R3, Class R4, Class R5 and Class 1 shares. Class A, B, and C shares are open to all retail investors.

Class 1 shares are sold only to certain exempt separate accounts of John Hancock USA and John Hancock New York. Class R3, R4 and R5 shares are available only to certain retirement plans.

The shares of each class represent an interest in the same portfolio of investments of the Portfolio, and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the SEC and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan. Class B shares will convert to Class A shares eight years after purchase.

2. Significant accounting policies

In the preparation of the financial statements, the Portfolio follows the policies described below. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

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Securities valuation

The net asset value of the shares of the Portfolio is determined daily as of the close of the New York Stock Exchange, normally at 4:00 p.m. Eastern Time. Investments in underlying funds are valued at their respective net asset values each business day, or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Securities in the underlying funds’ portfolios are valued in accordance with their respective valuation polices, as outlined in the underlying funds’ financial statements. Short-term debt investments that have a remaining maturity of 60 days or less are valued at amortized cost.

Security transactions and related
investment income

Investment security transactions in the underlying funds are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income and capital gain distributions are recorded on the ex-dividend date.

Gains and losses on securities sold are determined on the basis of specific identified cost for both financial and federal income tax reporting purposes.

Multi-class operations

All income, expenses (except for class-specific expenses) and realized and unrealized gains (losses) are allocated to each class of shares based upon the relative net assets of each class. Dividends to shareholders from net investment income are determined at a class level and distributions from capital gains are determined at a Portfolio level.

Expense allocation

Expenses not directly attributable to a particular Portfolio or class of shares are allocated based on the relative share of net assets of the Portfolio at the time the expense was incurred. Class-specific expenses, such as transfer agency fees, blue sky fees, printing and postage fees and distribution and service fees, are accrued daily and charged directly to the respective share classes. Expenses in the Portfolio’s Statement of Operations reflect the expenses of the Portfolio and do not include any indirect expenses related to the underlying funds. Because the underlying funds have varied expense levels and the Portfolio may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the Portfolio will vary.

Federal income taxes

The Portfolio qualifies as a “regulated investment company” by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

New accounting pronouncement

In June 2006, Financial Accounting Standards Board (FASB) Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”) was issued and is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management is currently evaluating the application of the Interpretation to the Portfolio and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Portfolio’s financial statements.

In September 2006, FASB Standard No. 157, Fair Value Measurements (“FAS 157”) was issued, and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishing a framework for measuring fair value and expands disclosure about fair value measurements. Management is currently evaluating the application of FAS 157 to the Portfolio, and its impact, if any, resulting from the adoption of FAS 157 on the Portfolio’s financial statements.

Distribution of income and gains

The Portfolio records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date.

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23

During the period ended August 31, 2006, the tax character of distributions paid was as follows: ordinary income $22,337,545. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class. Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Portfolio’s financial statements as a return of capital. As of August 31, 2006, the components of distributable earnings on a tax basis included $13,346,451 of undistributed ordinary income and $8,342 of undistributed long-term gain.

Capital accounts

The Portfolio reports the undistributed net investment income and accumulated undistributed net realized gain (loss) accounts on a basis approximating amounts available for future tax distributions (or to offset future taxable realized gains when a capital loss carryforward is available). Accordingly, the Portfolio may periodically make reclassifications among certain capital accounts, without affecting its net asset value.

3. Investment advisory and other agreements

Advisory fees

The Trust has entered into an Investment Advisory Agreement with the Adviser. The Adviser is responsible for managing the corporate and business affairs of the Trust and for selecting and compensating subadvisers to handle the investment and reinvestment of the assets of the Portfolio, subject to the supervision of the Board of Trustees. Under the Advisory Agreement, the Portfolio pays a monthly management fee to the Adviser equivalent, on an annual basis, to its pro rata portion of the sum of: (a) 0.05% of the first $7,500,000,000 of the aggregate daily net assets and (b) 0.04% of the aggregate daily net assets in excess of $7,500,000,000 of the five Lifestyle Portfolios of the Trust (Lifestyle Aggressive, Lifestyle Growth, Lifestyle Balanced, Lifestyle Moderate and Lifestyle Conservative) and the five Lifestyle Portfolios of John Hancock Trust (Lifestyle Aggressive, Lifestyle Growth, Lifestyle Balanced, Lifestyle Moderate and Lifestyle Conservative). The Portfolio is not responsible for payment of the subadvisory fees.

Expense reimbursements

The Adviser has contractually agreed to waive advisory fees or reimburse the Portfolio’s expenses for Class A, Class B, Class C, Class R3, Class R4 and Class R5 shares to the extent that blue sky fees and printing and postage expenses attributable to each class exceed 0.09% of the average annual net assets attributable to the classes, at least until November 1, 2006, and may thereafter be terminated by the Adviser at any time. Accordingly, the expense reductions related to this expense limitation amounted to $19,988, $18,459, $17,947, $17,104, $16,789 and $17,356 for Class A, Class B, Class C, Class R3, Class R4 and Class R5, respectively, for the period ended August 31, 2006.

Administration fees

The Portfolio has an agreement with the Adviser that requires the Portfolio to reimburse the Adviser for all expenses associated with providing the administrative, financial, accounting and recordkeeping services of the Portfolio, including the preparation of all tax returns, annual, semiannual and periodic reports to shareholders and the preparation of all regulatory reports.

Distribution plans

The Trust has a Distribution Agreement with the Distributor. The Portfolio has adopted Distribution Plans with respect to Class A, Class B, Class C, Class R3, Class R4 and Class 1, pursuant to Rule 12b-1 under the 1940 Act to reimburse the Distributor for the services it provides as distributor of shares of the Portfolio. Accordingly, the Portfolio makes monthly payments to the Distributor at an annual rate not to exceed 0.30%, 1.00%, 1.00%, 0.50%, 0.25% and 0.05% of the average daily net assets of Class A, Class B, Class C,

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24

Class R3, Class R4 and Class 1, respectively. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Portfolio’s 12b-1 payments could occur under certain circumstances.

The Portfolio has also adopted a Service Plan with respect to Class R3, Class R4 and Class R5 shares (the “Service Plan”). Under the Service Plan, the Portfolio pays up to 0.15%, 0.10% and 0.05% of the average daily net assets of Class R3, Class R4 and Class R5 shares, respectively, for certain other services.

Sales charges

Class A shares are assessed up-front sales charges of up to 5% of the net asset value of such shares. During the period ended August 31, 2006, the Portfolio was informed that the Distributor received net up-front sales charges of $203,967 with regard to sales of Class A shares. Of this amount, $37,633 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $165,887 was paid as sales commissions to unrelated broker-dealers and $447 was paid as sales commissions to sales personnel of Signator Investors, Inc. (“Signator Investors”), a related broker-dealer, an indirect subsidiary of MFC.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge (“CDSC”) at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to the Distributor and are used, in whole or in part, to defray its expenses for providing distribution-related services to the Portfolio in connection with the sale of Class B and Class C shares. During the period ended August 31, 2006, the Portfolio was informed that CDSCs received by the Distributor amounted to $1,755 for Class B shares and $420 for Class C shares.

Transfer agent fees

The Portfolio has a Transfer Agency Agreement with John Hancock Signature Services, Inc. (“Signature Services”), an indirect subsidiary of MFC. For Class A, Class B, Class C, Class R3, Class R4 and Class R5 shares, the Portfolio pays a monthly transfer agent fee at an annual rate of 0.05% of each class’s average daily net assets, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses. Expenses not directly attributable to a particular class of shares are aggregated and allocated to each class on the basis of its relative net asset value.

Signature Services has agreed to limit the transfer agent fees so that such fees do not exceed 0.20% annually of each of Class A, Class B, Class C, Class R3, Class R4 and Class R5 share average daily net assets. This agreement is effective until December 31, 2006. Signature Services reserves the right to terminate this limitation in the future. In addition, Signature Services has voluntarily agreed to further limit transfer agent fees for Class R3, Class R4 and Class R5 shares so that such fees do not exceed 0.05% annually of each class’s average daily net assets. Accordingly, the transfer agent fees reductions amounted to $166, $244 and $292 for Class R3, Class R4 and Class R5 shares, respectively, during the period ended August 31, 2006. Signature Services reserves the right to terminate this limitation at any time.

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Expenses under the agreements described above for the period ended August 31, 2006, were as follows:

	Distribution	Transfer		Printing and
Share Class	and service fees	agent	Blue sky	postage

Class A	$13,027	$5,061	$16,139	$7,758
Class B	10,235	1,954	15,948	3,432
Class C	24,052	4,006	16,089	4,023
Class R3	621	211	15,774	1,441
Class R4	460	319	15,774	1,176
Class R5	1	361	16,106	1,429
Class 1	428,677	—	—	3,647
Total	$477,073	$11,912	$95,830	$22,906

Trustees’ fees

The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. Total Trustees’ expenses are allocated based on each Portfolio’s average daily net asset value.

4. Guarantees and Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

5. Capital shares

Share activities for the Portfolio for the period ended August 31, 2006 were as follows:

	Period ended 8-31-06[a]
	Shares	Amount

Class A shares

Sold	970,480	$13,042,633
Distributions reinvested	8,061	106,760
Repurchased	(72,078)	(970,334)
Net increase	906,463	$12,179,059

Class B shares

Sold	227,435	$3,046,846
Distributions reinvested	1,215	16,097
Repurchased	(11,427)	(153,081)
Net increase	217,223	$2,909,862

Class C shares

Sold	621,340	$8,332,624
Distributions reinvested	3,508	46,442
Repurchased	(15,041)	(203,312)
Net increase	609,807	$8,175,754

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	Period ended 8-31-06[a]
	Shares	Amount

Class R3 shares

Sold	21,755	$290,487
Distributions reinvested	96	1,277
Repurchased	(24)	(327)
Net increase	21,827	$291,437

Class R4 shares

Sold	51,727	$693,385
Distributions reinvested	359	4,751
Repurchased	(514)	(6,839)
Net increase	51,572	$691,297

Class R5 shares

Sold	22,121	$294,449
Distributions reinvested	219	2,896
Repurchased	(705)	(9,504)
Net increase	21,635	$287,841

Class 1 shares

Sold	82,605,957	$1,088,806,246
Distributions reinvested	1,669,737	22,120,363
Repurchased	(3,797,586)	(50,952,259)
Net increase	80,478,108	$1,059,974,350

Net increase	82,306,635	$1,084,509,600

a Class A, Class B, Class C, Class R3, Class R4 and Class R5 shares began operations on 10-18-05, and Class 1 shares began operation on 10-15-05.

6. Investment transactions

Purchases and sales of the underlying funds during the period ended August 31, 2006, aggregated $1,295,924,477 and $211,049,066, respectively.

The cost of investments owned on August 31, 2006, including short-term investments, for federal income tax purposes, was $1,097,601,204. Gross unrealized appreciation and depreciation of investments aggregated $25,040,986 and $548,498, respectively, resulting in net unrealized appreciation of $24,492,488.

7. Investment in affiliated underlying funds

The Portfolio invests primarily in the underlying funds that are managed by affiliates of the Adviser. The Portfolio does not invest in the underlying funds for the purpose of exercising management or control.

A summary of the Portfolio’s transactions in the securities of affiliated issuers in which the Portfolio’s holdings represent 5% or more of the outstanding voting securities of the issuer, during the period ended August 31, 2006 is set forth below.

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Affiliate —	Shares	Shares	Ending Share		Ending
Class NAV	Purchased	Sold	Amount	Proceeds	Value

Active Bond	11,802,252	125,399	11,676,853	$1,206,024	$112,097,784
Blue Chip Growth	1,364,197	97,874	1,266,323	1,737,077	22,540,556
Core Bond	1,793,949	6,133	1,787,816	76,768	22,365,576
Equity-Income	1,324,589	84,255	1,240,334	1,452,194	22,462,455
Fundamental Value	1,489,354	78,724	1,410,630	1,205,982	22,330,275
Global Bond	6,400,164	338,238	6,061,926	4,886,884	89,655,892
Global Real Estate	3,534,808	227,334	3,307,474	2,206,835	34,066,978
High Income	2,268,231	598	2,267,633	5,902	22,381,534
High Yield	7,625,047	3,182,275	4,442,772	33,212,442	44,783,146
International Core*	567,063	6	567,057	243	22,330,719
International Stock	2,096,544	2,096,544	—	28,695,699	—
International Value	2,306,371	409,949	1,896,422	6,957,524	33,908,026
Investment Quality Bond	4,823,671	58,283	4,765,388	689,386	55,993,309
Real Estate Equity	2,219,693	146,872	2,072,821	1,524,383	22,780,304
Real Estate Securities	2,297,538	2,297,538	—	62,052,189	—
Real Return Bond	3,421,010	52,275	3,368,735	695,294	44,871,555
Spectrum Income	12,118,904	111,246	12,007,658	1,128,399	123,318,649
Strategic Bond	6,312,683	4,412,333	1,900,350	52,461,152	22,367,119
Strategic Income	3,340,661	835	3,339,826	8,295	33,598,645
Total Return	13,287,977	235,439	13,052,538	3,220,507	179,472,399
U.S. Government
Securities	9,246,831	152,545	9,094,286	2,059,959	123,318,512
U.S. High Yield Bond	1,714,291	2,154	1,712,137	28,000	22,343,387
U.S. Multi Sector	2,279,765	109,727	2,170,038	1,144,986	22,590,100
Value & Restructuring	2,427,471	395,271	2,032,200	4,392,942	22,516,772

*Represents the Portfolio’s investment in John Hancock Funds III International Core Fund

8. Reclassification of accounts

During the period ended August 31, 2006, the Portfolio reclassified amounts to reflect a decrease in accumulated net realized gain on investments of $829,903, an increase in accumulated net investment income of $941,108 and a decrease in capital paid-in of $111,205. This represents the amounts necessary to report these balances on a tax basis, excluding certain temporary differences, as of August 31, 2006. Additional adjustments may be needed in subsequent reporting periods.These reclassifications, which have no impact on the net asset value of the Portfolio, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America and book and tax differences in accounting for non-deductible organizational costs. The calculation of net investment income per share in the Portfolio’s Financial Highlights excludes these adjustments.

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Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Lifestyle Conservative Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of securities owned, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Lifestyle Conservative Portfolio (the “Portfolio”) at August 31, 2006, and the results of its operations, the changes in its net assets, and the financial highlights for the period October 15, 2005 (commencement of operations) through August 31, 2006, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2006, by correspondence with the transfer agent, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP Boston, Massachusetts October 26, 2006

29

Tax information Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Portfolio, if any, paid during its taxable year ended August 31, 2006.

With respect to the ordinary dividends paid by the Portfolio for the fiscal period ended August 31, 2006, 67.19% of the dividends qualify for the corporate dividends-received deduction.

The Portfolio hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2006.

Shareholders will be mailed a 2006 U.S. Treasury Department Form 1099-DIV in January 2007. This will reflect the total of all distributions that are taxable for calendar year 2006.

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John
Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the
Portfolio and execute policies formulated by the Trustees.

Independent Trustees

Name, age		Number of
Position(s) held with Portfolio	Trustee of	John Hancock
Principal occupation(s) and other	Portfolio	funds overseen
directorships during past 5 years	since[1]	by Trustee

Charles L. Bardelis, Born: 1941	2005	209

President and Executive Officer, Island Commuter Corp. (Marine Transport).
Trustee of John Hancock Trust (since 1988) and John Hancock Funds III (since 2005).

Peter S. Burgess, Born: 1942	2005	209

Consultant (financial, accounting and auditing matters (since 1999);
Certified Public Accountant; Partner, Arthur Andersen (prior to 1999).
Director of the following publicly traded companies: PMA Capital Corporation
(since 2004) and Lincoln Educational Services Corporation (since 2004).
Trustee of John Hancock Trust (since 2005), John Hancock Funds III (since 2005).

Elizabeth G. Cook, Born: 1937	2005	209

Expressive Arts Therapist, Massachusetts General Hospital (September 2001
to present); Expressive Arts Therapist, Dana Farber Cancer Institute
(September 2000 to January 2004); President, The Advertising Club of Greater Boston.
Trustee of John Hancock Trust (since 2005) and John Hancock Funds III (since 2005).

William H. Cunningham, Born: 1944	2005	160

Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman and CEO, IBT Technologies
(until 2001); Director of the following: Hire.com (until 2004), STC Broadcasting,
Inc. and Sunrise Television Corp. (until 2001), Symtx, Inc. (electronic manufacturing)
(since 2001), Adorno/Rogers Technology, Inc. (until 2004), Pinnacle Foods
Corporation (until 2003), rateGenius (until 2003), Lincoln National Corporation
(insurance) (since 2006), Jefferson-Pilot Corporation (diversified life insurance company) (until 2006), New Century Equity Holdings (formerly Billing Concepts)
(until 2001), eCertain (until 2001), ClassMap.com (until 2001), Agile Ventures
(until 2001), AskRed.com (until 2001), Southwest Airlines, Introgen and Viasystems
Group, Inc. (electronic manufacturer) (until 2003); Advisory Director, Interactive
Bridge, Inc. (college fundraising) (until 2001); Advisory Director, Q Investments
(until 2003); Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce
Bank - Austin), LIN Television (since 2002), WilTel Communications (until 2003)
and Hayes Lemmerz International, Inc. (diversified automotive parts supply company) (since 2003). Trustee of John Hancock Funds (since 2005) and
John Hancock Funds III (since 2005).

31

Independent Trustees (continued)

Name, age		Number of
Position(s) held with Portfolio	Trustee of	John Hancock
Principal occupation(s) and other	Portfolio	funds overseen
directorships during past 5 years	since[1]	by Trustee

Charles L. Ladner, Born: 1938	2005	160

Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (until 2003);
Senior Vice President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice President and Director for AmeriGas, Inc.
(retired 1998); Director of AmeriGas Partners, L.P. (until 1997)(gas distribution);
Director, EnergyNorth, Inc. (until 1995); Director, Parks and History Association
(since 2007). Trustee of John Hancock Funds (since 2004) and John Hancock
Funds III (since 2005).

Hassell H. McClellan, Born: 1945	2005	209

Associate Professor, The Wallace E. Carroll School of Management, Boston College.
Trustee of John Hancock Trust (since 2005), John Hancock Funds III (since 2005).

James. M. Oates, Born: 1946	2005	209

Managing Director, Wydown Group (financial consulting firm)(since 1994);
Chairman, Emerson Investment Management, Inc. (since 2000); Chairman,
Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (since 1997). Director of the following publicly traded companies:
Stifel Financial (since 1996); Investor Financial Services Corporation (since 1995);
and Connecticut River Bancorp, Director (since 1998). Director, Phoenix Mutual
Funds (since 1988; overseeing 20 portfolios). Trustee of John Hancock Trust
(since 2004) and John Hancock Funds III (since 2005).

1 Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified.

32

Non-Independent Trustee[3]

Name, age		Number of
Position(s) held with Portfolio	Trustee of	John Hancock
Principal occupation(s) and other	Portfolio	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle, Born: 1959	2005	262

Chairman and Director, John Hancock Advisers, LLC (the “Adviser”), The
Berkeley Financial Group, LLC (“The Berkeley Group”) (holding company)
and John Hancock Funds, LLC (since 2005); President, John Hancock
Annuities; Executive Vice President, John Hancock Life Insurance Company
(since June, 2004); President U.S. Annuities; Senior Vice President, The
Manufacturers Life Insurance Company (U.S.A) (prior to 2004).

Principal officers who are not Trustees

Name, age
Position(s) held with Portfolio		Officer of
Principal occupation(s) and		Portfolio
directorships during past 5 years		since

Keith Hartstein[2], Born: 1956		2005

President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004);
Director, President and Chief Executive Officer, the Adviser and The
Berkeley Group, John Hancock Funds, LLC (since 2005); Director, MFC
Global Investment Management (U.S.), LLC (“MFC Global (U.S.)”)
(since 2005); Director, John Hancock Signature Services, Inc. (since
2005); President and Chief Executive Officer, John Hancock Investment
Management Services, LLC (since 2006); President and Chief Executive
Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds
III, John Hancock Trust,; Director, Chairman and President, NM Capital
Management, Inc. (since 2005); Chairman, Investment Company Institute
Sales Force Marketing Committee (since 2003); Director, President and
Chief Executive Officer, MFC Global (U.S.) (2005-2006); Executive Vice
President, John Hancock Funds, LLC (until 2005).

John Vrysen[2], Born: 1955		2005

Chief Financial Officer
Director, Executive Vice President and Chief Financial Officer, the Adviser,
The Berkeley Group and John Hancock Funds, LLC (since 2005); Executive
Vice President and Chief Financial Officer, John Hancock Investment
Management Services, LLC (since 2005), Vice President and Chief Financial
Officer, MFC Global (U.S.) (since 2005); Director, John Hancock Signature
Services, Inc. (since 2005); Chief Financial Officer, John Hancock Funds,
John Hancock Funds II, John Hancock Funds III, John Hancock Trust (since
2005); Vice President and General Manager, Fixed Annuities, U.S. Wealth
Management (until 2005); Vice President, Operations Manulife Wood
Logan (2000-2004).

33

Principal officers who are not Trustees (continued)

Name, age
Position(s) held with Portfolio	Officer of
Principal occupation(s) and	Portfolio
directorships during past 5 years	since

Francis V. Knox, Jr.[2], Born: 1947	2005

Vice President and Chief Compliance Officer, John Hancock Investment
Management Services, LLC, the Adviser and MFC Global (U.S.) (since 2005);
Chief Compliance Officer, John Hancock Funds, John Hancock Funds II,
John Hancock Funds III and John Hancock Trust (since 2005); Vice President and Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice President and Ethics & Compliance Officer, Fidelity Investments (until 2001).

Gordon Shone[2], Born: 1956	2005

Treasurer, John Hancock Funds (since 2006); John Hancock Funds II, John
Hancock Funds III and John Hancock Trust (since 2005); Vice President and Chief Financial Officer, John Hancock Trust (2003-2005); Senior Vice
President, John Hancock Life Insurance Company (U.S.A.) (since 2001);
Vice President, John Hancock Investment Management Services, Inc. and
John Hancock Advisers, LLC (since 2006), The Manufacturers Life Insurance
Company (U.S.A.) (1998 to 2000).

Thomas M. Kinzler[2], Born: 1955	2006

Vice President and Counsel for John Hancock Life Insurance Company
(U.S.A.) (since 2006); Secretary and Chief Legal Officer, John Hancock
Funds, John Hancock Funds II, John Hancock Funds III and John Hancock
Trust (since 2006); Vice President and Associate General Counsel for
Massachusetts Mutual Life Insurance Company (1999-2006); Secretary
and Chief Legal Counsel for MML Series Investment Fund (2000-2006);
Secretary and Chief Legal Counsel for MassMutual Institutional Funds
(2000-2004); Secretary and Chief Legal Counsel for MassMutual Select
Funds and MassMutual Premier Funds (2004-2006).

1 Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his successor is duly elected and qualified or until he dies, retires, resigns, is removed or becomes disqualified.

2Affiliated with the investment adviser.

3 Non-Independent Trustee: holds positions with the Fund’s investment adviser, underwriter, and/ or certain other affiliates.

For more information

The Portfolio’s proxy voting policies, procedures and records are available without charge, upon request:

By phone	On the Portfolio’s Web site	On the SEC’s Web site
1-800-225-5291	www.jhfunds.com/proxy	www.sec.gov

Investment adviser	Custodian	Legal counsel
John Hancock Investment	State Street Bank & Trust Co.	Kirkpatrick & Lockhart
Management Services, LLC	2 Avenue de Lafayette	Nicholson Graham LLP
601 Congress Street	Boston, MA 02111	1 Lincoln Street
Boston, MA 02210-2805		Boston, MA 02111
Transfer agent
Principal distributor	John Hancock Signature	Independent registered
John Hancock Funds, LLC	Services, Inc.	public accounting firm
601 Congress Street	1 John Hancock Way,	PricewaterhouseCoopers LLP
Boston, MA 02210-2805	Suite 1000	125 High Street
	Boston, MA 02217-1000	Boston, MA 02110

Each underlying fund’s accounting policies are outlined in the underlying fund’s shareholder report, available without charge by calling 1-800-344-1029 or on the Securities and Exchange Commission (“SEC”) Web site at www.sec.gov, File # 811-21779, CIK 0001331971.

The Portfolio’s investment objective, risks, charges and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Funds at 1-800-225-5291 or visit the Portfolio’s Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.

How to contact us

Internet	www.jhfunds.com

Mail	Regular mail:	Express mail:
	John Hancock	John Hancock
	Signature Services, Inc.	Signature Services, Inc.
	1 John Hancock Way, Suite 1000	Mutual Fund Imaging Operations
	Boston, MA 02217-1000	380 Stuart Street
Boston, MA 02116

Phone	Customer service representatives	1-800-225-5291
	24-hour automated information	1-800-338-8080
	TDD line	1-800-554-6713

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the Securities and Exchange Commission’s Web site, www.sec.gov.

36

J O H N   H A N C O C K   F A M I L Y   O F   F U N D S

EQUTIY	INTERNATIONAL
Balanced Fund	Greater China Opportunities Fund
Classic Value Fund	International Classic Value Fund
Classic Value Fund II	International Core Fund
Core Equity Fund	International Fund
Focused Equity Fund	International Growth Fund
Growth Fund
Growth Opportunities Fund	INCOME
Growth Trends Fund	Bond Fund
Intrinsic Value Fund	Government Income Fund
Large Cap Equity Fund	High Yield Fund
Large Cap Select Fund	Investment Grade Bond Fund
Mid Cap Equity Fund	Strategic Income Fund
Mid Cap Growth Fund
Multi Cap Growth Fund	TAX-FREE INCOME
Small Cap Equity Fund	California Tax-Free Income Fund
Small Cap Fund	High Yield Municipal Bond Fund
Small Cap Intrinsic Value Fund	Massachusetts Tax-Free Income Fund
Sovereign Investors Fund	New York Tax-Free Income Fund
U.S. Core Fund	Tax-Free Bond Fund
U.S. Global Leaders Growth Fund
Value Opportunities Fund	MONEY MARKET
Money Market Fund
ASSET ALLOCATION & LIFESTYLE	U.S. Government Cash Reserve
Allocation Core Portfolio
Allocation Growth + Value Portfolio	CLOSED-END
Lifestyle Aggressive Portfolio	Bank & Thrift Opportunity
Lifestyle Balanced Portfolio	Financial Trends
Lifestyle Conservative Portfolio	Income Securities
Lifestyle Growth Portfolio	Investors Trust
Lifestyle Moderate Portfolio	Patriot Global Dividend
Patriot Preferred Dividend
SECTOR	Patriot Premium Dividend I
Financial Industries Fund	Patriot Premium Dividend II
Health Sciences Fund	Patriot Select Dividend
Real Estate Fund	Preferred Income
Regional Bank Fund	Preferred Income II
Technology Fund	Preferred Income III
Technology Leaders Fund	Tax-Advantaged Dividend

For more complete information on any John Hancock Fund and a prospectus, which includes charges and expenses, call your financial professional, or John Hancock Funds at 1-800-225-5291. Please read the prospectus carefully before investing or sending money.

1-800-225-5291 1-800-554-6713 (TDD) 1-800-338-8080 EASI-Line www.jhfunds. com

Now available: electronic delivery www.jhfunds. com/edelivery

This report is for the information of the shareholders of John Hancock Lifestyle Conservative Portfolio.

9800A 8/06 10/06

John Hancock
MUTUAL FUNDS

John Hancock
Lifestyle Growth Portfolio

Annual Report
8.31.06

Managers' report

A look at performance
page 6

Your expenses
page 8

Portfolio’s investments
page 10

Financial statements
page 12

Trustees and officers
page 33

For more information
page 40

CEO corner

To Our Shareholders,
The future has arrived at John Hancock Funds.

We have always been firm believers in the powerful role the Internet can play in providing fund information to our shareholders and prospective investors. Recently, we launched a redesigned, completely overhauled Web site that is more visually pleasing, easier to navigate and, most importantly, provides more fund information and learning tools without overwhelming the user.

Not long after we embarked on this major project, a study was released by the Investment Company Institute, the mutual fund industry’s main trade group, which found that an overwhelming majority of shareholders consider the Internet the “wave of the future” for accessing fund information.

Our new site sports fresher and faster ways to access account information. New innovations allow investors to view funds by risk level, track the performance of the John Hancock funds of their choice or sort funds by Morningstar, Inc.’s star ratings. Investors who own a John Hancock fund through a qualified retirement plan and don’t pay sales charges when making a purchase have the option of sorting by a “Load Waived” Morningstar Rating, thereby creating an apples-to-apples comparison with no-load funds that may also be available in their retirement plan.

The new site also has more educational tools and interactive modules to educate and assist investors with their financial goals, from college savings to retirement planning. A new “I want to…” feature allows investors to check performance, invest more money, update personal information or download prospectuses and forms quickly and easily.

In another of our ongoing efforts to provide our shareholders with top-notch service, we also redesigned our shareholder reports, as you may have noticed with this report. We hope the larger size, more colorful cover and redesigned presentation of the commentary and data tables will draw you in and make them easier to read.

After you’ve read your shareholder report, we encourage you to visit our new Web site — www.jhfunds.com — and take a tour. It’s easy, fast and fun and allows you to be in control of what you see and do. In short, it’s the wave of the future!

Sincerely,

Keith F. Hartstein,
President and Chief Executive Officer

This commentary reflects the CEO’s views as of August 31, 2006. They are subject to change at any time.

Your portfolio at a glance

The Portfolio seeks long-term growth of capital. Current income is also a consideration. To pursue this goal, the Portfolio, which is a fund-of-funds, normally invests approximately 20% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 80% of its assets in underlying funds that invest primarily in equity securities.

Since inception*

► Across all asset classes, financial markets gained ground during the period, with nearly all of the Portfolio’s underlying funds performing positively.

► The Portfolio’s allocation to international, natural resources and real estate securities funds was a big positive, while U.S. large-cap growth and core funds lagged the S&P 500 Index.

► For further diversification, we add a new international small-cap stock fund to broaden our exposure to that asset class.

Target asset allocation
Equity	% of Total	Fixed Income	% of Total

U.S. Large Cap	39.0	High Yield Bond	7.0

International	16.0	Intermediate Term Bond	4.0

U.S. Mid Cap	8.0	Multi-Sector Bond	4.0

U.S. Small Cap	7.0	Treasury Inflation-Protected Securities	3.0

International Small Cap	4.0	Global Bond	2.0

Natural Resources	4.0

Real Estate	2.0

1

Managers’ report

John Hancock

Lifestyle Growth Portfolio

The Portfolio’s broad diversification across multiple asset classes and fund managers was very valuable during a volatile market environment. Just about every investment type ended the reporting period in positive territory for the period beginning October 15, 2005 (the Portfolio’s inception date), through August 31, 2006.

The broad U.S. equity market turned in a respectable performance during the reporting period, as the S&P 500 Index gained 11.44% . These results came despite a sharp May/June downturn, which resulted from worries about slowing corporate earnings, fears of rising inflation and the expectation for further rate hikes from the U.S. Federal Reserve. Large-capitalization U.S. stocks again lagged their mid-cap counterparts, which in turn underperformed small caps — although the performance gap between large and small stocks finally began to narrow during the period. Once again, one trend that remained the same across all U.S. market-capitalization ranges: value stocks continued to outshine growth stocks, despite several brief periods during which growth took the lead.

International stocks were particularly strong performers during the period, as indicated by the 23.02% return of the MSCI EAFE Index. Equities abroad benefited from continued relative weakness in the U.S. dollar and greater uncertainty about the direction of interest rates in the United States. Another asset class that did very well was natural

SCORECARD

INVESTMENT		PERIOD’S PERFORMANCE... AND WHAT’S BEHIND THE NUMBERS
Natural Resources	▲	Continued to benefit from steadily rising commodity prices.
(Wellington)
International	▲	Strong international stock performance and favorable
Opportunities (Marsico)		currency movements added to results.
U.S. Multi-Sector (GMO)	▼	Emphasis on certain higher-quality large-cap growth stocks detracted from performance.

2

From the MFC Global Investment Management (U.S.A.), LLC’s
Portfolio Management Team

resources, which was helped by continued economic expansion boosting demand for commodities, coupled with relatively tight supplies. Real estate securities also gained ground, helped by continued strong fundamentals and investors’ demand for yield.

Fixed-income securities — which make up approximately 20% of the Portfolio’s assets — generally gained ground but produced mediocre results, with the broad bond market returning 3.33%, as measured by the Lehman Brothers Aggregate Bond Index. A steady stream of interest rate increases from the Federal Reserve Board weighed on bonds’ results. Once again, the strongest performers in the fixed-income market were lower-rated, higher-yielding bonds, which benefited as credit spreads — the difference in yield among bonds of various credit quality — continued to narrow.

“On the Portfolio’s domestic

equity side, we were most helped

by a number of our large-cap

value-oriented investments.”

Performance results

John Hancock Lifestyle Growth Portfolio’s Class A, Class B, Class C, Class R3, Class R4 and Class R5, which began operations on October 18, 2005, producd total returns of 10.18%, 9.57%, 9.57%, 9.98%, 10.26% and 10.47%, respectively, at net asset value through August 31, 2006. Class 1 shares returned 10.58% at net asset value since beginning operation October 15, 2005 and Class 5 shares returned 1.53% at net asset value since beginning operation July 3, 2006. In comparison, the Portfolio’s benchmark, the 80% S&P 500/20% Lehman Brothers Aggregate Bond combined index, returned 8.59%, and Morningstar’s average large blend fund returned 11.41% .1 Keep in mind that your net asset value return will be different from the Portfolio’s performance if you were not invested in the Portfolio for the entire period and did not reinvest all distributions. Please see pages six and seven for historical performance information.

Lifestyle Growth Portfolio

3

International gains

Particularly strong results came from the Portfolio’s international investments. International Core (+22.19%, GMO), our second-largest position at period end at 6% of assets, performed very well. Another big help was our position in International Opportunities (+23.51%, Marsico), in which we held a 4% stake. In addition, we benefited significantly from our exposure to the natural resources asset class through a 4% position in Natural Resources (+24.62%, Wellington). The Portfolio’s weighting in natural resources has declined somewhat relative to our benchmark, as these stocks have performed well and grown to occupy a larger portion of the index.

On the Portfolio’s domestic equity side, we were most helped by a number of our large-cap value-oriented investments. For example, Quantitative Value (+17.98%, MFC Global Investment Management (U.S.A.), LLC) enjoyed very strong results, while Large Cap Value (+13.43%, Mercury) and Equity Income (+13.54%, T. Rowe Price) also generated solid gains. By contrast, the Portfolio’s large-cap core and growth-oriented investments tended to lag in a market environment that continued to favor value and small-cap stocks. Capital Appreciation, managed by Jennison, turned in a modestly positive return of 2.72%, while the GMO-managed U.S. Multi-Sector — at 7% our largest weighting — gained 4.25% .. Core Equity (+3.63%, Legg Mason) also failed to keep pace with the S&P 500.

Broader small-cap exposure

We made a handful of allocation shifts during the period. In May, for example, we established a position in a new international small-cap fund, International Small Company, managed by Dimensional Fund Advisors (DFA). This fund was added to complement our existing holdings in International Small Cap, managed by Templeton. The DFA offering provides us with two important benefits — added exposure to the smaller end of the international small-cap spectrum, and enough capacity to maintain our desired exposure to this important asset class.

In the fixed-income portion of the Portfolio, we sought to further diversify our high yield bond exposure. We reduced our weighting in the High Yield fund (+6.49%), which was formerly managed by Salomon Brothers Asset Management and is now managed by Western Asset Management. We reallocated part of these assets to a new fund, High Income, managed by MFC Global and we also added to our weighting in U.S. High Yield Bond, managed by Wells Capital Management.

Lifestyle Growth Portfolio

4

We also increased diversification within the real estate asset class by adding exposure to non-U.S. real estate securities. Because the real estate market outside the United States is less well developed, we believe it offers greater inefficiency and therefore return potential. We established a new allocation to Global Real Estate, managed by Deutsche Asset Management. At period end, the Portfolio maintained a 2% overall allocation in real estate securities.

“Particularly strong results came

from the Portfolio’s international

investments.”

Outlook

We have maintained the Portfolio’s relatively neutral weighting in international markets. On the positive side, there are some good pockets of growth around the world. However, higher valuations in many markets along with the potential for rising interest rates are some reasons to be cautious.

We believe the stage may be set for high-quality, large-cap stocks to finally take the lead over their mid- and small-cap counterparts. We believe we have positioned the Portfolio to benefit from such a scenario, maintaining a slight overweight in funds that own high-quality large caps. Although we are expecting large caps to take the lead, we can’t predict when such a reversal will take place. If, however, investors continue their preference for higher-risk, lower-quality asset classes, we believe our broadly diversified Portfolio can help capture these potential performance gains while seeking to effectively manage volatility for our shareholders.

This commentary reflects the views of the portfolio managers through the end of the Portfolio’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting. See the prospectus for the risks of investing in small-cap stocks. See the prospectus for the risks of investing in high-yield bonds.

1 Figures from Morningstar, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

2 As a percentage of net assets on August 31, 2006.

Lifestyle Growth Portfolio

5

A look at performance

For the period ending August 31, 2006

		Cumulative total returns
		with maximum sales charge (POP)
	Inception	Since
Class	date	Inception[a]

A	10-18-05	4.69%

B	10-18-05	4.57

C	10-18-05	8.57

R3[b]	10-18-05	9.98

R4[b]	10-18-05	10.26

R5[b]	10-18-05	10.47

1[b]	10-15-05	10.58

5[b]	7-03-06	1.53

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares’ CDSC declines annually between years 1–6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class R3, Class R4, Class R5, Class 1 and Class 5 shares.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Portfolio’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month-end, please call 1-800-225-5291 or visit the Portfolio’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Portfolio’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

Since inception performance is calculated with an opening (prior day’s close) on the inception date.

a Class A, Class B, Class C, Class R3, Class R4 and Class R5 shares began operations on 10-18-05, Class 1 shares began operation on 10-15-05 and Class 5 shares began operation on 7-3-06.

b For certain types of investors as described in the Portfolio’s Class R3, Class R4, Class R5, Class 1 and Class 5 share prospectuses.

Lifestyle Growth Portfolio

6

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we’ve shown the same investment in a blended Index.

Class	Period beginning	Without sales charge	With maximum sales charge	Index

B4	10-18-05	$10,957	$10,457	$10,859

C [4]	10-18-05	10,957	10,857	10,859

R3[1,4]	10-18-05	10,998	10,998	10,859

R4[1,4]	10-18-05	11,026	11,026	10,859

R5[1,4]	10-18-05	11,047	11,047	10,859

1[1,2]	10-15-05	11,058	11,058	10,697

5[1,3]	07-03-06	10,153	10,153	10,299

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Portfolio’s Class B, Class C, Class R3, Class R4, Class R5, Class 1 and Class 5 shares, respectively, as of August 31, 2006. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

A blended index is used combining 80% of the Standard & Poor’s 500 Index, an unmanaged index that includes 500 widely traded common stocks, and 20% of the Lehman Brothers Aggregate Bond Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did. 1 For certain types of investors as described in the Portfolio’s Class R3, Class R4, Class R5, Class 1 and Class 5 share prospectuses.

2 Index figure from 9-30-05.

3 Index figure from 6-30-06.

4 Index figure from 10-31-05.

Lifestyle Growth Portfolio

7

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding portfolio expenses

As a shareholder of the Portfolio, you incur two types of costs:

■ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

■ Ongoing operating expenses including management fees, distribution and service fees (if applicable) and other Portfolio expenses.

In addition to the operating expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the operating expenses of the underlying funds in which the Portfolio invests. Because the underlying funds have varied operating expenses and transaction costs and the Portfolio may own different proportions of the underlying funds at different times, the amount of expenses incurred indirectly by the Portfolio will vary. If these indirect expenses were included, your expenses paid during the period would have been higher.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your portfolio’s actual ongoing operating expenses, and is based on your portfolio’s actual return. It assumes an account value of $1,000.00 on March 1, 2006, with the same investment held until August 31, 2006.

	Account value	Ending value	Expenses paid during period
	on 3-1-06	on 8-31-06	ended 8-31-06[a]

Class A	$1,000.00	$1,009.70	$3.09

Class B	1,000.00	1,006.20	6.83

Class C	1,000.00	1,006.20	6.78

Class R3	1,000.00	1,009.00	3.39

Class R4	1,000.00	1,010.40	2.48

Class R5	1,000.00	1,011.70	0.96

Class 1	1,000.00	1,012.50	0.56

Class 5 [b]	1,000.00	1,015.30	0.03

Lifestyle Growth Portfolio

8

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2006 by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

This table allows you to compare your portfolio’s ongoing operating expenses with those of any other fund. It provides an example of the Portfolio’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annual return before expenses (which is not your portfolio’s actual return). It assumes an account value of $1,000.00 on March 1, 2006, with the same investment held until August 31, 2006. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during period
	on 3-1-06	on 8-31-06	ended 8-31-06[a]

Class A	$1,000.00	$1,022.13	$3.11

Class B	1,000.00	1,018.40	6.87

Class C	1,000.00	1,018.45	6.82

Class R3	1,000.00	1,021.83	3.41

Class R4	1,000.00	1,022.74	2.50

Class R5	1,000.00	1,024.25	0.97

Class 1	1,000.00	1,024.65	0.56

Class 5 [b]	1,000.00	1,008.19	0.03

Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

a Expenses are equal to the Portfolio's annualized expense ratio of 0.61%, 1.35%, 1.34%, 0.67%, 0.49%, 0.19%, 0.11% and 0.02% for Class A, Class B, Class C, Class R3, Class R4, Class R5, Class 1 and Class 5, respectively, multiplied by the average account value over the period, multiplied by the number of days in the period /365 or 366 (to reflect the one-half year period). The expense ratios do not include fees and expenses incurred by the Portfolio from the underlying funds.

b Class 5 shares began operation on 7-3-06.

Lifestyle Growth Portfolio

9

F I N A N C I A L   S T A T E M E N T S

Portfolio’s investments

Securities owned by the Portfolio on 8-31-06

Portfolio of investments, showing all underlying funds.

Issuer	Shares	Value

Investment companies 99.97%		$7,310,803,568
(Cost $6,954,050,007)
John Hancock Funds II

All Cap Core Fund Class NAV	14,681,919	$145,644,635

All Cap Growth Fund Class NAV	4,441,115	73,056,348

All Cap Value Fund Class NAV	9,211,950	145,548,808

Blue Chip Growth Fund Class NAV	16,408,692	292,074,718

Capital Appreciation Fund Class NAV	30,983,896	292,797,818

Core Equity Fund Class NAV	15,550,538	221,906,172

Equity-Income Fund Class NAV	12,065,362	218,503,714

Fundamental Value Fund Class NAV	18,421,529	291,612,803

Global Bond Fund Class NAV	9,830,446	145,392,303

Global Real Estate Fund Class NAV	7,148,278	73,627,263

High Income Fund Class NAV	7,347,765	72,522,440

High Yield Fund Class NAV	36,182,183	364,716,402

International Equity Index Fund Class NAV	7,696,629	146,005,059

International Opportunities Fund Class NAV	18,186,292	293,890,478

International Small Cap Fund Class NAV	6,963,951	145,894,773

International Small Company Fund Class NAV	15,667,344	146,176,323

International Value Fund Class NAV	16,379,362	292,862,991

Large Cap Fund Class NAV	4,966,896	72,864,364

Large Cap Value Fund Class NAV	3,141,475	72,285,344

Mid Cap Core Fund Class NAV	12,729,621	219,713,260

Mid Cap Index Fund Class NAV	8,008,519	147,116,485

Mid Cap Stock Fund Class NAV	4,663,342	73,820,697

Mid Cap Value Equity Fund Class NAV	7,584,913	73,194,409

Natural Resources Fund Class NAV	8,191,364	291,612,553

Quantitative Value Fund Class NAV	13,197,327	218,547,736

Real Estate Equity Fund Class NAV	6,709,222	73,734,347

Real Return Bond Fund Class NAV	16,403,954	218,500,667

Small Cap Fund Class NAV	5,288,773	74,254,376

Small Cap Index Fund Class NAV	4,668,215	74,458,026

Small Cap Opportunities Fund Class NAV	6,348,995	146,915,745

Small Company Growth Fund Class NAV	6,665,328	73,918,490

Small Company Value Fund Class NAV	3,136,883	74,124,541

See notes to financial statements

Lifestyle Growth Portfolio

10

F I N A N C I A L S T A T E M E N T S

Issuer	Shares	Value
John Hancock Funds II (continued)

Special Value Fund Class NAV	3,591,654	$73,700,746

Spectrum Income Fund Class NAV	14,156,989	145,392,276

Strategic Bond Fund Class NAV	6,157,718	72,476,340

Strategic Income Fund Class NAV	7,208,455	72,517,058

Total Return Fund Class NAV	21,207,881	291,608,367

U.S. Global Leaders Growth Fund Class NAV	17,289,398	219,229,572

U.S. High Yield Bond Fund Class NAV	5,547,813	72,398,961

U.S. Multi Sector Fund Class NAV	49,218,806	512,367,776

Value & Restructuring Fund Class NAV	6,588,884	73,004,837

Vista Fund Class NAV	6,819,209	72,965,538
John Hancock Funds III

International Core Fund Class NAV	11,118,538	437,848,009

Total investment companies 99.97%		$7,310,803,568

Other assets in excess of liabilities 0.03%		$1,939,429

Total net assets 100.00%		$7,312,742,997

Percentages are stated as a percent of net assets of the Portfolio.

See notes to financial statements

Lifestyle Growth Portfolio

11

F I N A N C I A L   S T A T E M E N T S

Financial statements

Statement of assets and liabilities 8-31-06

This Statement of Assets and Liabilities is the Portfolio’s balance sheet. It shows the value of what the Portfolio owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets
Investments in affiliated funds, at value (cost $6,954,050,007)	$7,310,803,568
Receivable for fund shares sold	9,005,920
Other assets	25,408
Total assets	7,319,834,896

Liabilities
Payable for investments purchased	6,174,523
Payable for fund shares repurchased	124,831
Payable to affiliates
Fund administration fees	123,524
Transfer agent fees	104,151
Trustees’ fees	1,507
Due to advisor	132,199
Other payables and accrued expenses	431,164
Total liabilities	7,091,899

Net assets
Capital paid-in	6,754,160,151
Accumulated net realized gain on investments	158,942,423
Net unrealized appreciation on investments	356,753,561
Accumulated net investment income	42,886,862
Net assets	$7,312,742,997

Net asset value per share
Based on net asset values and shares outstanding
— the Portfolio has an unlimited number of shares authorized with no par value
Class A ($103,206,294 ÷ 7,055,607 shares)	$14.63
Class B ($24,126,195 ÷ 1,655,812 shares)	$14.57
Class C ($93,229,755 ÷ 6,399,461 shares)	$14.57
Class R3 ($2,224,344 ÷ 152,219 shares)	$14.61
Class R4 ($4,600,962 ÷ 314,372 shares)	$14.64
Class R5 ($1,541,424 ÷ 105,122 shares)	$14.66
Class 1 ($7,080,518,761 ÷ 484,032,948 shares)	$14.63
Class 5 ($3,295,262 ÷ 225,361 shares)	$14.62

Maximum offering price per share
Class Aa ($14.63 ÷ 95%)	$15.40
a On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements

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12

F I N A N C I A L   S T A T E M E N T S

Statement of operations For the period ended 8-31-06a

This Statement of Operations summarizes the Portfolio’s investment income earned and expenses incurred in operating the Portfolio. It also shows net gains (losses) for the period stated.

Investment income
Income distributions received from affiliated underlying funds	$70,403,278
Total investment income	70,403,278

Expenses
Investment management fees (Note 3)	2,324,445
Distribution and service fees (Note 3)	3,231,975
Transfer agent fees (Note 3)	144,604
Blue sky fees (Note 3)	110,195
Printing and postage fees (Note 3)	135,707
Fund administration fees (Note 3)	477,403
Audit and legal fees	182,437
Custodian fees	12,763
Trustees’ fees (Note 3)	65,233
Registration and filing fees	206,837
Miscellaneous	53,195
Total expenses	6,944,794
Less expense reductions (Note 3)	(162,750)
Net expenses	6,782,044
Net investment income	63,621,234

Realized and unrealized gain
Net realized gain on investments	158,888,831
Capital gain distributions received from affiliated underlying funds	14,311,942
Change in net unrealized appreciation of investments	356,753,561
Net realized and unrealized gain	529,954,334
Increase in net assets from operations	$593,575,568

a Period from 10-15-05 (commencement of operations) to 8-31-06.

See notes to financial statements

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F I N A N C I A L   S T A T E M E N T S

Statement of changes in net assets

This Statement of Changes in Net Assets shows how the value of the Portfolio’s net assets has changed during the period. It reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Portfolio share transactions.

Period ended
8-31-06[a]

Increase (decrease) in net assets

From operations
Net investment income	$63,621,234
Net realized gain	173,200,773
Change in net unrealized appreciation	356,753,561
Increase in net assets resulting from operations	593,575,568
Distributions to shareholders
From net investment income
Class A	(46,836)
Class B	(6,890)
Class C	(19,011)
Class R3	(519)
Class R4	(571)
Class R5	(2,527)
Class 1	(35,586,379)
(35,662,733)
From Fund share transactions	6,754,830,162

Net assets
End of period	$7,312,742,997
Accumulated net investment income	$42,886,862

a Period from 10-15-05 (commencement of operations) to 8-31-06.

See notes to financial statements

Lifestyle Growth Portfolio

14

F I N A N C I A L   S T A T E M E N T S

Financial highlights

The Financial highlights show how the Portfolio’s net asset value for a share has changed since the beginning of the period.

CLASS A SHARES

Period ended	8-31-06[a]

Per share operating performance
Net asset value, beginning of period	$13.35
Net investment income [h,v]	0.07
Net realized and unrealized
gain on investments	1.28
Total from investment operations	1.35
Less distributions
From net investment income	(0.07)
(0.07)
Net asset value, end of period	$14.63
Total return [k,l] (%)	10.18[m]

Ratios and supplemental data
Net assets, end of period
(in millions)	$103
Ratio of net expenses
to average net assets [q] (%)	0.61[r]
Ratio of gross expenses
to average net assets [p,q] (%)	0.72[r]
Ratio of net investment income
to average net assets [v] (%)	0.55[r]
Portfolio turnover (%)	26[m]

See notes to financial statements

Lifestyle Growth Portfolio

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F I N A N C I A L   S T A T E M E N T S

Financial highlights

CLASS B SHARES

Period ended	8-31-06[a]

Per share operating performance
Net asset value, beginning of period	$13.35
Net investment loss [h,v]	(0.02)
Net realized and unrealized
gain on investments	1.30
Total from investment operations	1.28
Less distributions
From net investment income	(0.06)
(0.06)
Net asset value, end of period	$14.57
Total return [k,l] (%)	9.57[m]

Ratios and supplemental data
Net assets, end of period
(in millions)	$24
Ratio of net expenses
to average net assets [q] (%)	1.34[r]
Ratio of gross expenses
to average net assets [p,q] (%)	1.69[r]
Ratio of net investment loss
to average net assets [v] (%)	(0.19)[r]
Portfolio turnover (%)	26[m]

See notes to financial statements

Lifestyle Growth Portfolio

16

F I N A N C I A L   S T A T E M E N T S

Financial highlights

CLASS C SHARES

Period ended	8-31-06[a]

Per share operating performance
Net asset value, beginning of period	$13.35
Net investment loss [h,v]	(0.02)
Net realized and unrealized
gain on investments	1.30
Total from investment operations	1.28
Less distributions
From net investment income	(0.06)
(0.06)
Net asset value, end of period	$14.57
Total return [k,l] (%)	9.57[m]

Ratios and supplemental data
Net assets, end of period
(in millions)	$93
Ratio of net expenses
to average net assets [q] (%)	1.33[r]
Ratio of gross expenses
to average net assets [p,q] (%)	1.44[r]
Ratio of net investment loss
to average net assets [v] (%)	(0.14)[r]
Portfolio turnover (%)	26 [m]

See notes to financial statements

Lifestyle Growth Portfolio

17

F I N A N C I A L   S T A T E M E N T S

Financial highlights

CLASS R3 SHARES

Period ended	8-31-06[a]

Per share operating performance
Net asset value, beginning of period	$13.35
Net investment income [h,v]	0.07
Net realized and unrealized
gain on investments	1.26
Total from investment operations	1.33
Less distributions
From net investment income	(0.07)
(0.07)
Net asset value, end of period	$14.61
Total return [k,l] (%)	9.98[m]

Ratios and supplemental data
Net assets, end of period
(in millions)	$2
Ratio of net expenses
to average net assets [q] (%)	0.68[r]
Ratio of gross expenses
to average net assets [p,q] (%)	5.07[r]
Ratio of net investment income
to average net assets [v] (%)	0.62[r]
Portfolio turnover (%)	26[m]

See notes to financial statements

Lifestyle Growth Portfolio

18

F I N A N C I A L   S T A T E M E N T S

Financial highlights

CLASS R4 SHARES

Period ended	8-31-06[a]

Per share operating performance
Net asset value, beginning of period	$13.35
Net investment income [h,v]	0.08
Net realized and unrealized
gain on investments	1.29
Total from investment operations	1.37
Less distributions
From net investment income	(0.08)
(0.08)
Net asset value, end of period	$14.64
Total return [k,l] (%)	10.26[m]

Ratios and supplemental data
Net assets, end of period
(in millions)	$5
Ratio of net expenses
to average net assets [q] (%)	0.49[r]
Ratio of gross expenses
to average net assets [p,q] (%)	1.78[r]
Ratio of net investment income
to average net assets [v] (%)	0.69[r]
Portfolio turnover (%)	26[m]

See notes to financial statements

Lifestyle Growth Portfolio

19

F I N A N C I A L   S T A T E M E N T S

Financial highlights

CLASS R5 SHARES

Period ended	8-31-06[a]

Per share operating performance
Net asset value, beginning of period	$13.35
Net investment income [h,v]	0.09
Net realized and unrealized
gain on investments	1.30
Total from investment operations	1.39
Less distributions
From net investment income	(0.08)
(0.08)
Net asset value, end of period	$14.66
Total return [k,l] (%)	10.47[m]

Ratios and supplemental data
Net assets, end of period
(in millions)	$2
Ratio of net expenses
to average net assets [q] (%)	0.19[r]
Ratio of gross expenses
to average net assets [p,q] (%)	2.52[r]
Ratio of net investment income
to average net assets [v] (%)	0.70[r]
Portfolio turnover (%)	26[m]

See notes to financial statements

Lifestyle Growth Portfolio

20

F I N A N C I A L   S T A T E M E N T S

Financial highlights

CLASS 1 SHARES

Period ended	8-31-06[a]

Per share operating performance
Net asset value, beginning of period	$13.31
Net investment income [h,v]	0.15
Net realized and unrealized
gain on investments	1.25
Total from investment operations	1.40
Less distributions
From net investment income	(0.08)
(0.08)
Net asset value, end of period	$14.63
Total return [k] (%)	10.58[m]

Ratios and supplemental data
Net assets, end of period
(in millions)	$7,081
Ratio of net expenses
to average net assets [q] (%)	0.11[r]
Ratio of net investment income
to average net assets [v] (%)	1.17[r]
Portfolio turnover (%)	26[m]

See notes to financial statements

Lifestyle Growth Portfolio

21

F I N A N C I A L   S T A T E M E N T S

Financial highlights

CLASS 5 SHARES

Period ended	8-31-06[a]

Per share operating performance
Net asset value, beginning of period	$14.40
Net investment loss [h,v]	—[j]
Net realized and unrealized
gain on investments	0.22
Total from investment operations	0.22
Net asset value, end of period	$14.62
Total return [k] (%)	1.53[m]

Ratios and supplemental data
Net assets, end of period
(in millions)	$3
Ratio of net expenses
to average net assets [q] (%)	0.02[r]
Ratio of net investment loss
to average net assets [v] (%)	(0.02)[r]
Portfolio turnover (%)	26[m]

a Class A, Class B, Class C, Class R3, Class R4 and Class R5 shares began operations on 10-18-05, Class 1 shares began operation on 10-15-05, and Class 5 shares began operation on 7-3-06.
h Based on the average of the shares outstanding.
j Less than $0.01 per share.
k Assumes dividend reinvestment and does not reflect the effect of sales charges.
l Total returns would have been lower had certain expenses not been reduced during the period shown.
m Not annualized.
p Does not take into consideration expense reductions during the period shown.
q Does not include expenses of the investment companies in which the Portfolio invests.
r Annualized.
v Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

See notes to financial statements

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22

Notes to financial statements

1. Organization

The John Hancock Lifestyle Growth Portfolio (the “Portfolio”) is a newly organized non-diversified series of John Hancock Funds II (the “Trust”). The Trust was established as a Massachusetts business trust on June 28, 2005. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company.

The Portfolio operates as a “fund of funds”, investing in Class NAV shares of underlying funds of the Trust and John Hancock Funds III and in other permitted investments.

John Hancock Investment Management Services, LLC (the “Adviser”), a Delaware limited liability company controlled by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”), serves as investment adviser for the Trust and John Hancock Funds, LLC (the “Distributor”), an affiliate of the Adviser serves as the principal underwriter. John Hancock Life Insurance Company of New York (“John Hancock New York”) is a wholly owned subsidiary of John Hancock USA. John Hancock USA and John Hancock New York are indirect wholly owned subsidiaries of The Manufacturers Life Insurance Company (“Manulife”), which in turn is a wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a publicly traded company. MFC and its subsidiaries are known collectively as “Manulife Financial.”

The Portfolio commenced operations after certain separate accounts of John Hancock USA redeemed their interests in portfolios of John Hancock Trust and certain unaffiliated mutual funds of approximately $1.2 billion at the close of business on October 14, 2005, with additional redemption proceeds of approximately $4.4 billion received on October 28, 2005, and invested such proceeds in Class 1 shares of the Portfolio, which in turn invested the proceeds in underlying funds of the Trust.

The Board of Trustees has authorized the issuance of multiple classes of shares of the Portfolio, including classes designated as Class A, Class B, Class C, Class R3, Class R4, Class R5, Class 1 and Class 5 shares. Class A, B, and C shares are open to all retail investors.

Class 1 shares are sold only to certain exempt separate accounts of John Hancock USA and John Hancock New York. Class R3, R4 and R5 shares are available only to certain retirement plans. Class 5 shares currently are available only to the John Hancock Freedom 529 Plan.

The shares of each class represent an interest in the same portfolio of investments of the Portfolio, and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the SEC and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan. Class B shares will convert to Class A shares eight years after purchase.

2. Significant accounting policies

In the preparation of the financial statements, the Portfolio follows the policies described below. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Lifestyle Growth Portfolio

23

Securities valuation

The net asset value of the shares of the Portfolio is determined daily as of the close of the New York Stock Exchange, normally at 4:00 P.M. Eastern Time. Investments in underlying funds are valued at their respective net asset values each business day, or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Securities in the underlying funds’ portfolios are valued in accordance with their respective valuation polices, as outlined in the underlying funds’ financial statements. Short-term debt investments that have a remaining maturity of 60 days or less are valued at amortized cost.

Security transactions and related investment income

Investment security transactions in the underlying funds are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income and capital gain distributions are recorded on the ex-dividend date.

Gains and losses on securities sold are determined on the basis of specific identified cost for both financial and federal income tax reporting purposes.

Multi-class operations

All income, expenses (except for class-specific expenses) and realized and unrealized gains (losses) are allocated to each class of shares based upon the relative net assets of each class. Dividends to shareholders from net investment income are determined at a class level and distributions from capital gains are determined at a Portfolio level.

Expense allocation

Expenses not directly attributable to a particular Portfolio or class of shares are allocated based on the relative share of net assets of the Portfolio at the time the expense was incurred. Class-specific expenses, such as transfer agency fees, blue sky fees, printing and postage fees and distribution and service fees, are accrued daily and charged directly to the respective share classes. Expenses in the Portfolio’s Statement of Operations reflect the expenses of the Portfolio and do not include any indirect expenses related to the underlying funds. Because the underlying funds have varied expense levels and the Portfolio may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the Portfolio will vary.

Federal income taxes

The Portfolio qualifies as a “regulated investment company” by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

New accounting pronouncement

In June 2006, Financial Accounting Standards Board (FASB) Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”) was issued and is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management is currently evaluating the application of the Interpretation to the Portfolio, and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Portfolio’s financial statements.

In September 2006, FASB Standard No. 157, Fair Value Measurements (“FAS 157”) was issued, and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishing a framework for measuring fair value and expands disclosure about fair value measurements. Management is currently evaluating the application of FAS 157 to the Portfolio, and its impact, if any, resulting from the adoption of FAS 157 on the Portfolio’s financial statements.

Lifestyle Growth Portfolio

24

Distribution of income and gains

The Portfolio records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date.

During the period ended August 31, 2006, the tax character of distributions paid was as follows: ordinary income $35,662,733. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class. Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Portfolio’s financial statements as a return of capital. As of August 31, 2006, the components of distributable earnings on a tax basis included $201,775,956 of undistributed ordinary income and $53,329 of undistributed long-term gain.

Capital accounts

The Portfolio reports the undistributed net investment income and accumulated undistributed net realized gain (loss) accounts on a basis approximating amounts available for future tax distributions (or to offset future taxable realized gains when a capital loss carryforward is available). Accordingly, the Portfolio may periodically make reclassifica-tions among certain capital accounts, without affecting its net asset value.

3. Investment advisory and other agreements

Advisory fees

The Trust has entered into an Investment Advisory Agreement with the Adviser. The Adviser is responsible for managing the corporate and business affairs of the Trust and for selecting and compensating subadvisers to handle the investment and reinvestment of the assets of the Portfolio, subject to the supervision of the Board of Trustees. Under the Advisory Agreement, the Portfolio pays a monthly management fee to the Adviser equivalent, on an annual basis, to its pro rata portion of the sum of: (a) 0.05% of the first $7,500,000,000 of the aggregate daily net assets and (b) 0.04% of the aggregate daily net assets in excess of $7,500,000,000 of the five Lifestyle Portfolios of the Trust (Lifestyle Aggressive, Lifestyle Growth, Lifestyle Balanced, Lifestyle Moderate and Lifestyle Conservative) and the five Lifestyle Portfolios of John Hancock Trust (Lifestyle Aggressive, Lifestyle Growth, Lifestyle Balanced, Lifestyle Moderate and Lifestyle Conservative). The Portfolio is not responsible for payment of the subadvisory fees.

Expense reimbursements

The Adviser has contractually agreed to waive advisory fees or reimburse the Portfolio’s expenses for Class A, Class B, Class C, Class R3, Class R4 and Class R5 shares to the extent that blue sky fees and printing and postage expenses attributable to each class exceed 0.09% of the average annual net assets attributable to the classes, at least until November 1, 2006, and may thereafter be terminated by the Adviser at any time. Accordingly, the expense reductions related to this expense limitation amounted to $41,134, $30,659, $33,679, $17,776, $17,357 and $19,973 for Class A, Class B, Class C, Class R3, Class R4 and Class R5, respectively, for the period ended August 31, 2006.

The Adviser has contractually agreed to waive advisory fees or reimburse Portfolio expenses for Class 5 shares to the extent that total Portfolio operating expenses attributable to Class 5 exceed 0.07% of the average annual net assets attributable to Class 5. There were no expense reductions related to this expense limitation during the period ended August 31, 2006. This agreement remains in effect until June 30, 2007 and may thereafter be terminated by the Adviser at any time.

Administration fees

The Portfolio has an agreement with the Adviser that requires the Portfolio to reimburse the Adviser for all expenses associated with providing the administrative, financial, accounting and recordkeeping services of the Portfolio, including the preparation of all tax returns, annual, semiannual and periodic reports to shareholders and the preparation of all regulatory reports.

Lifestyle Growth Portfolio

25

Distribution plans

The Trust has a Distribution Agreement with the Distributor. The Portfolio has adopted Distribution Plans with respect to Class A, Class B, Class C, Class R3, Class R4 and Class 1, pursuant to Rule 12b-1 under the 1940 Act, to reimburse the Distributor for the services it provides as distributor of shares of the Portfolio. Accordingly, the Portfolio makes monthly payments to the Distributor at an annual rate not to exceed 0.30%, 1.00%, 1.00%, 0.50%, 0.25% and 0.05% of the average daily net assets of Class A, Class B, Class C, Class R3, Class R4 and Class 1, respectively. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Portfolio’s 12b-1 payments could occur under certain circumstances.

The Portfolio has also adopted a Service Plan with respect to Class R3, Class R4 and Class R5 shares (the “Service Plan”). Under the Service Plan, the Portfolio pays up to 0.15%, 0.10% and 0.05% of the average daily net assets of Class R3, Class R4 and Class R5 shares, respectively, for certain other services.

Sales charges

Class A shares are assessed up-front sales charges of up to 5% of the net asset value of such shares. During the period ended August 31, 2006, the Portfolio was informed that the Distributor received net up-front sales charges of $2,719,165 with regard to sales of Class A shares. Of this amount, $441,963 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $2,258,586 was paid as sales commissions to unrelated broker-dealers and $18,616 was paid as sales commissions to sales personnel of Signator Investors, Inc. (“Signator Investors”), a related broker-dealer, an indirect subsidiary of MFC.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge (“CDSC”) at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to the Distributor and are used, in whole or in part, to defray its expenses for providing distribution-related services to the Portfolio in connection with the sale of Class B and Class C shares. During the period ended August 31, 2006, the Portfolio was informed that CDSCs received by the Distributor amounted to $9,636 for Class B shares and $3,756 for Class C shares.

Transfer agent fees

The Portfolio has a Transfer Agency Agreement with John Hancock Signature Services, Inc. (“Signature Services”), an indirect subsidiary of MFC. For Class A, Class B, Class C, Class R3, Class R4 and Class R5 shares, the Portfolio pays a monthly transfer agent fee at an annual rate of 0.05% of each class’s average daily net assets, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses. Expenses not directly attributable to a particular class of shares are aggregated and allocated to each class on the basis of its relative net asset value.

Signature Services has agreed to limit the transfer agent fees so that such fees do not exceed 0.20% annually of each of Class A, Class B, Class C, Class R3, Class R4 and Class R5 share average daily net assets. This agreement is effective until December 31, 2006. Signature Services reserves the right to terminate this limitation in the future. In addition, Signature Services has voluntarily agreed to further limit transfer agent fees for Class R3, Class R4 and Class R5 shares so that such fees do not exceed 0.05% annually of each class’s average daily net assets. Accordingly, the transfer agent fees reductions amounted to $457, $797 and $918 for Class R3, Class R4 and Class R5 shares, respectively, during the period ended August 31, 2006. Signature Services reserves the right to terminate this limitation at any time.

Lifestyle Growth Portfolio

26

Expenses under the agreements described above for the period ended August 31, 2006, were as follows:

	Distribution and	Transfer		Printing and
Share Class	service fees	agent	Blue sky	postage

Class A	$114,180	$62,773	$22,848	$52,540
Class B	86,746	17,572	17,171	21,296
Class C	314,958	60,828	20,105	41,921
Class R3	2,098	644	16,055	2,098
Class R4	4,260	1,510	16,055	2,587
Class R5	28	1,277	17,961	2,828
Class 1	2,709,705	—	—	12,437
Class 5	—	—	—	—
Total	$3,231,975	$144,604	$110,195	$135,707

Trustees’ fees

The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. Total Trustees’ expenses are allocated based on each portfolio’s average daily net asset value.

4. Guarantees and Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

5. Capital shares

Share activities for the Portfolio for the period ended August 31, 2006 were as follows:

		Period ended 8-31-06[a]
	Shares	Amount

Class A shares

Sold	7,413,437	$107,056,385
Distributions reinvested	3,180	44,453
Repurchased	(361,010)	(5,177,905)
Net increase	7,055,607	$101,922,933

Class B shares

Sold	1,720,077	$24,839,956
Distributions reinvested	435	6,092
Repurchased	(64,700)	(923,569)
Net increase	1,655,812	$23,922,479

Class C shares

Sold	6,576,277	$95,022,521
Distributions reinvested	1,182	16,531
Repurchased	(177,998)	(2,523,827)
Net increase	6,399,461	$92,515,225

Lifestyle Growth Portfolio

27

		Period ended 8-31-06[a]
	Shares	Amount

Class R3 shares

Sold	152,570	$2,166,010
Repurchased	(351)	(5,030)
Net increase	152,219	$2,160,980

Class R4 shares

Sold	330,719	$4,841,734
Repurchased	(16,347)	(238,184)
Net increase	314,372	$4,603,550

Class R5 shares

Sold	113,625	$1,616,476
Distributions reinvested	136	1,904
Repurchased	(8,639)	(122,977)
Net increase	105,122	$1,495,403

Class 1 shares

Sold	486,658,311	$6,563,462,581
Distributions reinvested	2,554,657	35,586,379
Repurchased	(5,180,020)	(74,075,698)
Net increase	484,032,948	$6,524,973,262

Class 5 shares

Sold	225,361	$3,236,330
Net increase	225,361	$3,236,330

Net increase	499,940,902	$6,754,830,162

aClass A, Class B, Class C, Class R3, Class R4 and Class R5 shares began operations on 10-18-05, Class 1 shares began operation on 10-15-05, and Class 5 shares began operation on 7-3-06.

6. Investment transactions

Purchases and sales of the underlying funds during the period ended August 31, 2006, aggregated $8,524,500,996 and $1,729,339,820, respectively.

The cost of investments owned on August 31, 2006, including short-term investments, for federal income tax purposes, was $6,954,050,007. Gross unrealized appreciation and depreciation of investments aggregated $388,487,932 and $31,734,371, respectively, resulting in net unrealized appreciation of $356,753,561.

7. Investment in affiliated underlying funds

The Portfolio invests primarily in the underlying funds that are managed by affiliates of the Adviser. The Portfolio does not invest in the underlying funds for the purpose of exercising management or control.

A summary of the Portfolio’s transactions in the securities of affiliated issuers in which the Portfolio’s holdings represent 5% or more of the outstanding voting securities of the issuer, during the period ended August 31, 2006 is set forth below.

Lifestyle Growth Portfolio

28

Affiliate —	Shares	Shares	Ending Share		Ending
Class NAV	Purchased	Sold	Amount	Proceeds	Value

500 Index	12,089,572	12,089,572	—	$137,103,780	—
All Cap Core	14,682,279	360	14,681,919	3,516	$145,644,635
All Cap Growth	4,441,618	503	4,441,115	8,105	73,056,348
All Cap Value	9,212,669	719	9,211,950	10,557	145,548,808
Blue Chip Growth	20,040,836	3,632,144	16,408,692	66,335,476	292,074,718
Capital Appreciation	31,369,562	385,666	30,983,896	3,704,776	292,797,818
Core Bond	1,906,404	1,906,404	—	23,791,925	—
Core Equity	15,887,788	337,250	15,550,538	5,077,283	221,906,172
Emerging Small Company	847,802	847,802	—	23,704,534	—
Equity-Income	15,842,260	3,776,898	12,065,362	67,945,556	218,503,714
Fundamental Value	18,435,574	14,045	18,421,529	221,150	291,612,803
Global Bond	9,868,480	38,034	9,830,446	554,512	145,392,303
Global Real Estate	7,310,055	161,777	7,148,278	1,633,881	73,627,263
High Income	7,347,987	222	7,347,765	2,193	72,522,440
High Yield	49,487,268	13,305,085	36,182,183	138,978,920	364,716,402
International Core *	11,118,538	—	11,118,538	—	437,848,009
International Equity Index	7,708,246	11,617	7,696,629	218,015	146,005,059
International Opportunities	18,855,465	669,173	18,186,292	10,114,025	293,890,478
International Small Cap	13,640,102	6,676,151	6,963,951	146,611,771	145,894,773
International Small Company	15,667,855	511	15,667,344	4,841	146,176,323
International Stock	34,060,140	34,060,140	—	467,417,437	—
International Value	24,836,223	8,456,861	16,379,362	150,231,854	292,862,991
Large Cap	4,967,046	150	4,966,896	2,178	72,864,364
Large Cap Value	3,141,865	390	3,141,475	8,235	72,285,344
Mid Cap Core	16,461,476	3,731,855	12,729,621	66,837,266	219,713,260
Mid Cap Index	8,008,706	187	8,008,519	3,557	147,116,485
Mid Cap Stock	4,663,898	556	4,663,342	8,113	73,820,697
Mid Cap Value Equity	7,585,038	125	7,584,913	1,249	73,194,409
Mid Cap Value	3,495,079	3,495,079	—	67,769,033	—
Natural Resources	11,432,617	3,241,253	8,191,364	103,589,110	291,612,553
Quantitative Value	13,222,684	25,357	13,197,327	401,451	218,547,736
Real Estate Equity	7,095,201	385,979	6,709,222	4,152,945	73,734,347
Real Estate Securities	5,204,204	5,204,204	—	141,368,436	—
Real Return Bond	16,768,155	364,201	16,403,954	4,831,760	218,500,667
Small Cap	5,289,400	627	5,288,773	8,668	74,254,376
Small Cap Index	4,668,371	156	4,668,215	2,528	74,458,026
Small Cap Opportunities	6,372,833	23,838	6,348,995	605,478	146,915,745
Small Company Growth	6,665,521	193	6,665,328	2,237	73,918,490
Small Company Value	3,137,535	652	3,136,883	14,139	74,124,541
Special Value	3,591,766	112	3,591,654	2,347	73,700,746
Spectrum Income	14,158,647	1,658	14,156,989	16,730	145,392,276
Strategic Bond	11,801,069	5,643,351	6,157,718	67,098,154	72,476,340
Strategic Income	7,208,792	337	7,208,455	3,351	72,517,058
Total Return	21,489,547	281,666	21,207,881	3,826,406	291,608,367
U.S. Global
Leaders Growth	17,290,244	846	17,289,398	10,907	219,229,572
U.S. High Yield Bond	7,404,354	1,856,541	5,547,813	23,726,652	72,398,961
U.S. Multi Sector	49,220,942	2,136	49,218,806	22,115	512,367,776
Value & Restructuring	6,588,998	114	6,588,884	1,323	73,004,837
Vista	6,931,735	112,526	6,819,209	1,351,345	72,965,538

*Represents the Portfolio’s investment in John Hancock Funds III International Core Fund

Lifestyle Growth Portfolio

29

8. Reclassification of accounts

During the period ended August 31, 2006, the Portfolio reclassified amounts to reflect a decrease in accumulated net realized gain on investments of $14,258,350, an increase in accumulated net investment income of $14,928,361 and a decrease in capital paid-in of $670,011. This represents the amounts necessary to report these balances on a tax basis, excluding certain temporary differences, as of August 31, 2006. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Portfolio, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America and book and tax differences in accounting for non-deductible organizational costs. The calculation of net investment income per share in the Portfolio’s Financial Highlights excludes these adjustments.

Lifestyle Growth Portfolio

30

Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Lifestyle Growth Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of securities owned, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Lifestyle Growth Portfolio (the “Portfolio”) at August 31, 2006, and the results of its operations, the changes in its net assets, and the financial highlights for the period October 15, 2005 (commencement of operations) through August 31, 2006, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2006, by correspondence with the transfer agent, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 26, 2006

31

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Portfolio, if any, paid during its taxable year ended August 31, 2006.

With respect to the ordinary dividends paid by the Portfolio for the fiscal period ended August 31, 2006, 35.60% of the dividends qualify for the corporate dividends-received deduction.

The Portfolio hereby designates the maximum amount allowable of its net taxable income as quali-fied dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2006.

Shareholders will be mailed a 2006 U.S. Treasury Department Form 1099-DIV in January 2007. This will reflect the total of all distributions that are taxable for calendar year 2006.

32

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Portfolio and execute policies formulated by the Trustees.

Independent Trustees

Name, age		Number of
Position(s) held with Portfolio	Trustee of	John Hancock
Principal occupation(s) and other	Portfolio	funds overseen
directorships during past 5 years	since[1]	by Trustee

Charles L. Bardelis, Born: 1941	2005	209
President and Executive Officer, Island Commuter Corp. (Marine Transport).
Trustee of John Hancock Trust (since 1988) and John Hancock Funds III (since 2005).

Peter S. Burgess, Born: 1942	2005	209
Consultant (financial, accounting and auditing matters (since 1999);
Certified Public Accountant; Partner, Arthur Andersen (prior to 1999).
Director of the following publicly traded companies: PMA Capital Corporation
(since 2004) and Lincoln Educational Services Corporation (since 2004).
Trustee of John Hancock Trust (since 2005), John Hancock Funds III (since 2005).

Elizabeth G. Cook, Born: 1937	2005	209
Expressive Arts Therapist, Massachusetts General Hospital (September 2001
to present); Expressive Arts Therapist, Dana Farber Cancer Institute
(September 2000 to January 2004); President, The Advertising Club of Greater Boston.
Trustee of John Hancock Trust (since 2005) and John Hancock Funds III (since 2005).

William H. Cunningham, Born: 1944	2005	160
Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman and CEO, IBT Technologies
(until 2001); Director of the following: Hire.com (until 2004), STC Broadcasting,
Inc. and Sunrise Television Corp. (until 2001), Symtx, Inc. (electronic manufacturing)
(since 2001), Adorno/Rogers Technology, Inc. (until 2004), Pinnacle Foods
Corporation (until 2003), rateGenius (until 2003), Lincoln National Corporation
(insurance) (since 2006), Jefferson-Pilot Corporation (diversified life insurance company) (until 2006), New Century Equity Holdings (formerly Billing Concepts)
(until 2001), eCertain (until 2001), ClassMap.com (until 2001), Agile Ventures
(until 2001), AskRed.com (until 2001), Southwest Airlines, Introgen and Viasystems
Group, Inc. (electronic manufacturer) (until 2003); Advisory Director, Interactive
Bridge, Inc. (college fundraising) (until 2001); Advisory Director, Q Investments
(until 2003); Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce
Bank - Austin), LIN Television (since 2002), WilTel Communications (until 2003)
and Hayes Lemmerz International, Inc. (diversified automotive parts supply company) (since 2003). Trustee of John Hancock Funds (since 2005) and
John Hancock Funds III (since 2005).

33

Independent Trustees (continued)

Name, age		Number of
Position(s) held with Portfolio	Trustee of	John Hancock
Principal occupation(s) and other	Portfolio	funds overseen
directorships during past 5 years	since[1]	by Trustee

Charles L. Ladner, Born: 1938	2005	160
Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (until 2003);
Senior Vice President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice President and Director for AmeriGas, Inc.
(retired 1998); Director of AmeriGas Partners, L.P. (until 1997)(gas distribution);
Director, EnergyNorth, Inc. (until 1995); Director, Parks and History Association
(since 2007). Trustee of John Hancock Funds (since 2004) and John Hancock
Funds III (since 2005).

Hassell H. McClellan, Born: 1945	2005	209
Associate Professor, The Wallace E. Carroll School of Management, Boston College.
Trustee of John Hancock Trust (since 2005), John Hancock Funds III (since 2005).

James. M. Oates, Born: 1946	2005	209
Managing Director, Wydown Group (financial consulting firm)(since 1994);
Chairman, Emerson Investment Management, Inc. (since 2000); Chairman,
Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (since 1997). Director of the following publicly traded companies:
Stifel Financial (since 1996); Investor Financial Services Corporation (since 1995);
and Connecticut River Bancorp, Director (since 1998). Director, Phoenix Mutual
Funds (since 1988; overseeing 20 portfolios). Trustee of John Hancock Trust
(since 2004) and John Hancock Funds III (since 2005).

1 Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified.

34

Non-Independent Trustee[3]

Name, age		Number of
Position(s) held with Portfolio	Trustee of	John Hancock
Principal occupation(s) and other	Portfolio	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle, Born: 1959	2005	262
Chairman and Director, John Hancock Advisers, LLC (the “Adviser”),
The Berkeley Financial Group, LLC (“The Berkeley Group”) (hold-
ing company) and John Hancock Funds, LLC (since 2005); President,
John Hancock Annuities; Executive Vice President, John Hancock
Life Insurance Company (since June, 2004); President U.S. Annuities;
Senior Vice President, The Manufacturers Life Insurance Company
(U.S.A) (prior to 2004).

Principal officers who are not Trustees

Name, age
Position(s) held with Portfolio		Officer of
Principal occupation(s) and		Portfolio
directorships during past 5 years		since

Keith Hartstein[2], Born: 1956		2005
President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director,
President and Chief Executive Officer, the Adviser and The Berkeley Group, John
Hancock Funds, LLC (since 2005); Director, MFC Global Investment Management
(U.S.), LLC (“MFC Global (U.S.)”) (since 2005); Director, John Hancock Signature
Services, Inc. (since 2005); President and Chief Executive Officer, John Hancock
Investment Management Services, LLC (since 2006); President and Chief Executive
Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III,
John Hancock Trust,; Director, Chairman and President, NM Capital Management,
Inc. (since 2005); Chairman, Investment Company Institute Sales Force Marketing
Committee (since 2003); Director, President and Chief Executive Officer, MFC
Global (U.S.) (2005-2006); Executive Vice President, John Hancock Funds, LLC
(until 2005).

John Vrysen[2], Born: 1955		2005
Chief Financial Officer
Director, Executive Vice President and Chief Financial Officer, the Adviser, The
Berkeley Group and John Hancock Funds, LLC (since 2005); Executive Vice
President and Chief Financial Officer, John Hancock Investment Management
Services, LLC (since 2005), Vice President and Chief Financial Officer, MFC
Global (U.S.) (since 2005); Director, John Hancock Signature Services, Inc. (since
2005); Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John
Hancock Funds III, John Hancock Trust (since 2005); Vice President and General
Manager, Fixed Annuities, U.S. Wealth Management (until 2005); Vice President,
Operations Manulife Wood Logan (2000-2004).

35

Principal officers who are not Trustees (continued)

Name, age
Position(s) held with Portfolio	Officer of
Principal occupation(s) and	Portfolio
directorships during past 5 years	since

Francis V. Knox, Jr.[2], Born: 1947	2005
Vice President and Chief Compliance Officer, John Hancock Investment
Management Services, LLC, the Adviser and MFC Global (U.S.) (since 2005); Chief
Compliance Officer, John Hancock Funds, John Hancock Funds II, John Hancock
Funds III and John Hancock Trust (since 2005); Vice President and Assistant
Treasurer, Fidelity Group of Funds (until 2004); Vice President and Ethics &
Compliance Officer, Fidelity Investments (until 2001).

Gordon Shone[2], Born: 1956	2005
Treasurer, John Hancock Funds (since 2006); John Hancock Funds II, John Hancock
Funds III and John Hancock Trust (since 2005); Vice President and Chief Financial
Officer, John Hancock Trust (2003-2005); Senior Vice President, John Hancock
Life Insurance Company (U.S.A.) (since 2001); Vice President, John Hancock
Investment Management Services, Inc. and John Hancock Advisers, LLC (since
2006), The Manufacturers Life Insurance Company (U.S.A.) (1998 to 2000).

Thomas M. Kinzler[2], Born: 1955	2006
Vice President and Counsel for John Hancock Life Insurance Company (U.S.A.)
(since 2006); Secretary and Chief Legal Officer, John Hancock Funds, John
Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2006);
Vice President and Associate General Counsel for Massachusetts Mutual Life
Insurance Company (1999-2006); Secretary and Chief Legal Counsel for MML
Series Investment Fund (2000-2006); Secretary and Chief Legal Counsel for
MassMutual Institutional Funds (2000-2004); Secretary and Chief Legal Counsel
for MassMutual Select Funds and MassMutual Premier Funds (2004-2006).

1 Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his successor is duly elected and qualified or until he dies, retires, resigns, is removed or becomes disqualified.

2Affiliated with the investment adviser.

3 Non-Independent Trustee: holds positions with the Fund’s investment adviser, underwriter, and/ or certain other affiliates.

36

For more information

The Portfolio’s proxy voting policies, procedures and records are available without charge, upon request:

By phone	On the Portfolio’s Web site	On the SEC’s Web site
1-800-225-5291	www.jhfunds.com/proxy	www.sec.gov

Investment adviser	Custodian	Legal counsel
John Hancock Investment	State Street Bank & Trust Co.	Kirkpatrick & Lockhart
Management Services, LLC	2 Avenue de Lafayette	Nicholson Graham LLP
601 Congress Street	Boston, MA 02111	1 Lincoln Street
Boston, MA 02210-2805		Boston, MA 02111
Transfer agent
Principal distributor	John Hancock Signature	Independent registered
John Hancock Funds, LLC	Services, Inc.	public accounting firm
601 Congress Street	1 John Hancock Way,	PricewaterhouseCoopers LLP
Boston, MA 02210-2805	Suite 1000	125 High Street
	Boston, MA 02217-1000	Boston, MA 02110

Each underlying fund’s accounting policies are outlined in the underlying fund’s shareholder report, available without charge by calling 1-800-344-1029 or on the Securities and Exchange Commission (“SEC”) Web site at www.sec.gov, File # 811-21779, CIK 0001331971.

The Portfolio’s investment objective, risks, charges and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Funds at 1-800-225-5291 or visit the Portfolio’s Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.

How to contact us

Internet	www.jhfunds.com

Mail	Regular mail:	Express mail:
	John Hancock	John Hancock
	Signature Services, Inc.	Signature Services, Inc.
	1 John Hancock Way, Suite 1000	Mutual Fund Image Operations
	Boston, MA 02217-1000	380 Stuart Street
Boston, MA 02116
Phone	Customer service representatives	1-888-225-5291
	24-hour automated information	1-800-338-8080
	TDD line	1-800-554-6713

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the Securities and Exchange Commission’s Web site, www.sec.gov.

40

J O H N   H A N C O C K   F A M I L Y   O F  F U N D S

Equity
Balanced Fund
Classic Value Fund
Classic Value Fund II
Core Equity Fund
Focused Equity Fund
Growth Fund
Growth Opportunities Fund
Growth Trends Fund
Intrinsic Value Fund
Large Cap Equity Fund
Large Cap Select Fund
Mid Cap Equity Fund
Mid Cap Growth Fund
Multi Cap Growth Fund
Small Cap Equity Fund
Small Cap Fund
Small Cap Intrinsic Value Fund
Sovereign Investors Fund
U.S. Core Fund
U.S. Global Leaders Growth Fund
Value Opportunities Fund

ASSET ALLOCATION & LIFESTYLE
Allocation Core Portfolio
Allocation Growth + Value Portfolio
Lifestyle Aggressive Portfolio
Lifestyle Balanced Portfolio
Lifestyle Conservative Portfolio
Lifestyle Growth Portfolio
Lifestyle Moderate Portfolio

SECTOR
Financial Industries Fund
Health Sciences Fund
Real Estate Fund
Regional Bank Fund
Technology Fund
Technology Leaders Fund

INTERNATIONAL
Greater China Opportunities Fund
International Classic Value Fund
International Core Fund
International Fund
International Growth Fund

INCOME
Bond Fund
Government Income Fund
High Yield Fund
Investment Grade Bond Fund
Strategic Income Fund

TAX-FREE INCOME
California Tax-Free Income Fund
High Yield Municipal Bond Fund
Massachusetts Tax-Free Income Fund
New York Tax-Free Income Fund
Tax-Free Bond Fund

MONEY MARKET
Money Market Fund
U.S. Government Cash Reserve

CLOSED-END
Bank & Thrift Opportunity
Financial Trends
Income Securities
Investors Trust
Patriot Global Dividend
Patriot Preferred Dividend
Patriot Premium Dividend I
Patriot Premium Dividend II
Patriot Select Dividend
Preferred Income
Preferred Income II
Preferred Income III
Tax-Advantaged Dividend

For more complete information on any John Hancock Fund and a prospectus, which includes charges and expenses, call your financial professional, or John Hancock Funds at 1-800-225-5291. Please read the prospectus carefully before investing or sending money.

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds. com

Now available: electronic delivery
www.jhfunds. com/edelivery

This report is for the information of the shareholders of John Hancock Lifestyle Growth Portfolio.

0400A 8/06
10/06

John Hancock
MUTUAL FUNDS

John Hancock
Lifestyle Moderate Portfolio

Annual Report
8.31.06

Managers' report

A look at performance
page 6

Your expenses
page 8

Portfolio’s investments
page 10

Financial statements
page 12

Trustees and officers
page 33

For more information
page 40

CEO corner

To Our Shareholders,

The future has arrived at John Hancock Funds.

We have always been firm believers in the powerful role the Internet can play in providing fund information to our shareholders and prospective investors. Recently, we launched a redesigned, completely overhauled Web site that is more visually pleasing, easier to navigate and, most importantly, provides more fund information and learning tools without overwhelming the user.

Not long after we embarked on this major project, a study was released by the Investment Company Institute, the mutual fund industry’s main trade group, which found that an overwhelming majority of shareholders consider the Internet the “wave of the future” for accessing fund information.

Our new site sports fresher and faster ways to access account information. New innovations allow investors to view funds by risk level, track the performance of the John Hancock funds of their choice or sort funds by Morningstar, Inc.’s star ratings. Investors who own a John Hancock fund through a qualified retirement plan and don’t pay sales charges when making a purchase have the option of sorting by a “Load Waived” Morningstar Rating, thereby creating an apples-to-apples comparison with no-load funds that may also be available in their retirement plan.

The new site also has more educational tools and interactive modules to educate and assist investors with their financial goals, from college savings to retirement planning. A new “I want to…” feature allows investors to check performance, invest more money, update personal information or download prospectuses and forms quickly and easily.

In another of our ongoing efforts to provide our shareholders with top-notch service, we also redesigned our shareholder reports, as you may have noticed with this report. We hope the larger size, more colorful cover and redesigned presentation of the commentary and data tables will draw you in and make them easier to read.

After you’ve read your shareholder report, we encourage you to visit our new Web site — www.jhfunds.com — and take a tour. It’s easy, fast and fun and allows you to be in control of what you see and do. In short, it’s the wave of the future!

Sincerely,

Keith F. Hartstein,
President and Chief Executive Officer

This commentary reflects the CEO’s views as of August 31, 2006. They are subject to change at any time.

Your portfolio at a glance

The Portfolio seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income. To pursue this goal, the Portfolio, which is a fund-of-funds, normally invests approximately 60% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 40% of its assets in underlying funds that invest primarily in equity securities.

Since inception*

► Most fixed-income funds turned in low single-digit gains as investors continued to worry about rising inflation and higher interest rates.

► The high yield asset class continued to provide strong performance, thanks to investors’ willingness to take on extra credit risk in exchange for higher levels of income relative to other fixed-income investments.

► The Portfolio’s international equity, domestic equity large-cap value and real estate securities funds helped boost returns for our shareholders.

Target asset allocation

Equity	% of Total	Fixed Income	% of Total

U.S. Large Cap	21.0	Intermediate Term Bond	22.0

International	11.0	High Yield Bond	12.0

Real Estate	4.0	Multi-Sector Bond	12.0

U.S. Small Cap	4.0	Global Bond	6.0

		Treasury Inflation- Protected Securities	4.0

		Long-Term Bond	2.0

		Short-Term Bond	2.0

Managers’ report

John Hancock
Lifestyle Moderate Portfolio

The Portfolio’s broad diversification across multiple asset classes and fund managers was very valuable during a volatile market environment. Just about every investment type ended the reporting period in positive territory for the period beginning October 15, 2005 (the Portfolio’s inception date) through August 31, 2006.

Fixed-income securities — which make up approximately 60% of the Portfolio’s assets — generally gained ground but produced mediocre results, with the broad bond market returning 3.33%, as measured by the Lehman Brothers Aggregate Bond Index. A steady stream of interest rate increases from the Federal Reserve Board (the Fed) weighed on bonds’ results. On August 31, 2006, the federal funds rate stood at 5.25%, up from 3.75% the previous October. Once again, the strongest performers in the fixed-income market were lower-rated, higher-yielding bonds. Against a backdrop of low default rates and continued strong fundamentals from bond issuers, credit spreads — the difference in yield among bonds of various credit quality — continued to narrow but ended the period at historically very tight levels.

On the Portfolio’s equity side, results were better, as the Standard & Poor’s 500 Index returned 11.44% during the period. Large-capitalization U.S. stocks again lagged their mid-cap counterparts, which in turn underperformed small caps — although the performance gap between large and small stocks finally began to narrow during the period. Value stocks also continued to outshine growth stocks, despite several brief periods during

SCORECARD

INVESTMENT		PERIOD’S PERFORMANCE...AND WHAT’S BEHIND THE NUMBERS

High Yield (Western)	▲	Continued to benefit in an environment of narrowing credit spreads.
Real estate securities	▲	Benefited from continued fundamental strengthening and demand for the securities’ high dividend yields.
U.S. Multi-Sector (GMO)	▼	Emphasis on certain higher-quality large-cap growth stocks
detracted from performance in an environment favoring smaller, more-speculative names.

2

From The MFC Global Investment Management (U.S.A.) LLC’s
Portfolio Management Team

which growth took the lead. International stocks were particularly strong performers, benefiting from continued relative weakness in the U.S. dollar and greater uncertainty about the direction of interest rates in the United States.

“During the period, we were
successful in developing a
portfolio of funds to outperform
the overall bond market without
exposing our shareholders to
excess levels of volatility.”

Performance summary

John Hancock Lifestyle Moderate Portfolio’s Class A, Class B, Class C, Class R3, Class R4 and Class R5, which began operations on October 18, 2005, produced total returns of 7.10%, 6.42%, 6.49%, 7.10%, 7.14% and 7.40%, respectively, at net asset value through August 31, 2006. Class 1 shares returned 7.47% at net asset value since beginning operation October 15, 2005 and Class 5 shares returned 2.27% at net asset value since beginning operation July 3, 2006. In comparison, the Portfolio’s benchmark — a 40/60 blend of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index — returned 6.09%, and Morningstar’s average moderate allocation portfolio returned 6.35% .1 Keep in mind that your net asset value return will be different from the Portfolio’s performance if you were not invested in the Portfolio for the entire period and did not reinvest all distributions. Please see pages six and seven for historical performance information.

Benefits of diversification

During the period, we were successful in developing a portfolio of funds to outperform the overall bond market without exposing our shareholders to excess levels of volatility. Much of these diversification benefits came from our approximately 40% stake in equity offerings — both domestic and international — including our exposure to the strong-performing real estate securities market.

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3

On the domestic equity side, for example, we were helped by a number of our large-cap value-oriented investments, such as Equity Income (+13.54%, T. Rowe Price) and Fundamental Value (+10.87%, Davis). Those strong results were offset somewhat by relative weakness in Core Equity (+3.63%, Legg Mason) and U.S. Multi-Sector (4.25%, GMO), both of which trailed the S&P 500. Our international stock investments were significant contributors, as their returns were well in excess of the overall bond market. In particular, the Fund benefited from its positions in International Core (+22.19%, GMO) and International Opportunities (+23.51%, Marsico). In the real estate sector, our holdings in Real Estate Securities (+30.96%, Deutsche Asset Management) provided particularly strong results and we trimmed this position and reallocated to Global Real Estate.

Diversification also helped within the fixed-income portion of the Portfolio, especially with our high-yield bond investments, which continued to enjoy strong gains. High Yield (+6.49%, Western) was one particularly favorable contributor to performance during the reporting period. The diversification theme also extended to individual fixed-income funds in the Portfolio, such as Spectrum Income (+5.47%, T. Rowe Price), whose managers have the flexibility to invest in multiple sectors of the bond market. At 8% of the Portfolio’s assets, Spectrum Income is one of our largest allocations. Other large Portfolio holdings generally performed in line with their benchmarks, including Total Return (+3.18%, PIMCO), at 12% of assets, and Active Bond (+2.98%, MFC Global Investment Management (U.S.) LLC/Declaration), at 8%.

Portfolio changes

To improve the Portfolio’s diversification within the high yield bond asset class, during the second quarter of 2006 we reduced our exposure to the High Yield fund, which was formerly managed by Salomon Brothers Asset Management and is now managed by Western Asset Management. For further diversification, we used the proceeds of this sale to establish a new Portfolio holding, High Income, managed by MFC Global. We also added to our weighting in U.S. High Yield Bond, managed by Wells Capital Management. Meanwhile, within our multi-sector bond allocation, we trimmed our Strategic Bond (Western) holding while slightly increasing our Spectrum Income weighting and initiating a position in Strategic Income (MFC Global).

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4

We also increased our diversification within the real estate asset class by adding exposure to non-U.S. real estate securities. Because the real estate market outside the United States is less well developed, we believe it offers greater inefficiency and therefore greater return potential. We established a new allocation to Global Real Estate, managed by Deutsche Asset Management.

“On the domestic equity side, for
example, we were helped
by a number of our large-cap
value-oriented investments...”

Outlook

We believe the stage may be set for high-quality, large-cap stocks to finally take the lead over their mid- and small-cap counterparts. Accordingly, we have positioned the Portfolio to benefit from such a potential scenario, maintaining a slight overweight in funds that own high-quality, large-cap stocks. If, however, investors continue their preference for higher-risk, lower-quality asset classes, we believe our broadly diversified Portfolio can help capture these performance gains while effectively managing volatility for our shareholders.

As interest rates have risen, bonds have encountered some difficulty. However, we note that the diversification provided by the Portfolio worked exactly as expected during the period. Although it may seem like a contradiction, maintaining a moderate allocation to more aggressive assets such as stocks, global bonds and real estate actually reduced risk and improved returns in a majority fixed-income portfolio. This is an excellent example of the power of diversification and asset allocation — and why we believe the Portfolio can be an important component of a moderate investor’s portfolio.

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5

A look at performance

For the period ending August 31, 2006

		Cumulative total returns
		with maximum sales charge (POP)

	Inception	Since
Class	date	Inception[a]

A	10-18-05	1.75%

B	10-18-05	1.42

C	10-18-05	5.49

R3[b]	10-18-05	7.10

R4[b]	10-18-05	7.14

R5[b]	10-18-05	7.40

1[b]	10-15-05	7.47

5[b]	7-3-06	2.27

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares’ CDSC declines annually between years 1–6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class R3, Class R4, Class R5, Class 1 and Class 5 shares.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Portfolio’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month-end, please call 1-800-225-5291 or visit the Portfolio’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Portfolio’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

Since inception performance is calculated with an opening price (prior day’s close) on the inception date.

a Class A, Class B, Class C, Class R3, Class R4 and Class R5 shares began operations on 10-18-05, Class 1 shares began operation on 10-15-05 and Class 5 shares began operation on 7-3-06.

b For certain types of investors as described in the Portfolio’s Class R3, Class R4, Class R5, Class 1 and Class 5 share prospectuses.

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6

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we’ve shown the same investment in a blended index.

Class	Period beginning	Without sales charge	With maximum sales charge	Index

B [4]	10-18-05	$10,642	$10,142	$10,609

C [4]	10-18-05	10,649	10,549	10,609

R3[1,4]	10-18-05	10,710	10,710	10,609

R4[1,4]	10-18-05	10,714	10,714	10,609

R5[1,4]	10-18-05	10,740	10,740	10,609

1[1,2]	10-15-05	10,747	10,747	10,488

5[1,3]	7-3-06	10,227	10,227	10,295

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Portfolio’s Class B, Class C, Class R3, Class R4, Class R5, Class 1 and Class 5 shares, respectively, as of August 31, 2006. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

A blended index is used when combining 40% of the Standard & Poor’s 500 Index, an unmanaged index that includes 500 widely traded common stocks, and 60% of the Lehman Brothers Aggregate Bond Index, an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

1 For certain types of investors as described in the Portfolio’s Class R3, Class R4, Class R5, Class 1 and Class 5 share prospectuses.

2 Index figure from 9-30-05.

3 Index figure from 6-30-06.

4 Index figure from 10-31-05.

Lifestyle Moderate Portfolio

7

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding Portfolio expenses

As a shareholder of the Portfolio, you incur two types of costs:

■ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

■ Ongoing operating expenses including management fees, distribution and service fees (if applicable) and other Portfolio expenses.

In addition to the operating expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the operating expenses of the underlying funds in which the Portfolio invests. Because the underlying funds have varied operating expenses and transaction costs and the Portfolio may own different proportions of the underlying funds at different times, the amount of expenses incurred indirectly by the Portfolio will vary. If these indirect expenses were included, your expenses paid during the period would have been higher.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your Portfolio’s actual ongoing operating expenses, and is based on your Portfolio’s actual return. It assumes an account value of $1,000.00 on March 1, 2006, with the same investment held until August 31, 2006.

	Account value	Ending value	Expenses paid during period
	on 3-1-06	on 8-31-06	ended 8-31-06 [a]

Class A	$1,000.00	$1,015.90	$2.90

Class B	1,000.00	1,011.60	6.84

Class C	1,000.00	1,012.30	6.54

Class R3	1,000.00	1,017.10	3.46

Class R4	1,000.00	1,016.10	2.49

Class R5	1,000.00	1,017.40	0.92

Class 1	1,000.00	1,018.60	0.56

Class 5 [b]	1,000.00	1,022.70	0.02

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at

Lifestyle Moderate Portfolio

8

August 31, 2006 by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

This table allows you to compare your Portfolio’s ongoing operating expenses with those of any other fund. It provides an example of the Portfolio’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annual return before expenses (which is not your Portfolio’s actual return). It assumes an account value of $1,000.00 on March 1, 2006, with the same investment held until August 31, 2006. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during period
	on 3-1-06	on 8-31-06	ended 8-31-06 [a]

Class A	$1,000.00	$1,022.33	$2.91

Class B	1,000.00	1,018.40	6.87

Class C	1,000.00	1,018.70	6.56

Class R3	1,000.00	1,021.78	3.47

Class R4	1,000.00	1,022.74	2.50

Class R5	1,000.00	1,024.30	0.92

Class 1	1,000.00	1,024.65	0.56

Class 5 [b]	1,000.00	1,008.20	0.02

Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

a Expenses are equal to the Portfolio’s annualized expense ratio of 0.57%, 1.35%, 1.29%, 0.68%, 0.49%, 0.18%, 0.11% and 0.01% for Class A, Class B, Class C, Class R3, Class R4, Class R5, Class 1 and Class 5, respectively, multiplied by the average account value over the period, multiplied by the number of days in the period /365 or 366 (to reflect the one-half year period). The expense ratios do not include fees and expenses incurred by the Portfolio from the underlying funds.

b Class 5 shares began operation on 7-3-06.

Lifestyle Moderate Portfolio

9

Portfolio’s investments

Securities owned by the Portfolio on 8-31-06
Portfolio of investments, showing all underlying funds.

Issuer	Shares	Value

Investment companies 99.97%		$1,871,324,713

(Cost $1,817,133,945)

John Hancock Funds II

Active Bond Fund Class NAV	15,570,987	$149,481,471

Blue Chip Growth Fund Class NAV	5,262,463	93,671,836

Core Bond Fund Class NAV	2,973,803	37,202,272

Core Equity Fund Class NAV	5,321,191	75,933,397

Equity-Income Fund Class NAV	2,060,856	37,322,101

Fundamental Value Fund Class NAV	4,714,343	74,628,043

Global Bond Fund Class NAV	7,576,371	112,054,531

Global Real Estate Fund Class NAV	3,666,366	37,763,573

High Income Fund Class NAV	5,665,191	55,915,434

High Yield Fund Class NAV	11,116,571	112,055,038

International Equity Index Fund Class NAV	1,974,971	37,465,196

International Opportunities Fund Class NAV	1,165,892	18,840,809

International Value Fund Class NAV	3,151,314	56,345,489

Investment Quality Bond Fund Class NAV	3,166,140	37,202,151

Real Estate Equity Fund Class NAV	3,443,977	37,849,311

Real Return Bond Fund Class NAV	5,602,786	74,629,115

Small Cap Fund Class NAV	1,357,954	19,065,668

Small Company Fund Class NAV	2,434,385	37,586,907

Small Company Value Fund Class NAV	804,498	19,010,298

Spectrum Income Fund Class NAV	14,555,152	149,481,407

Strategic Bond Fund Class NAV	3,160,762	37,202,169

Strategic Income Fund Class NAV	3,699,314	37,215,095

Total Return Fund Class NAV	16,315,260	224,334,826

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10

F I N A N C I A L   S T A T E M E N T S

Issuer	Shares	Value

John Hancock Funds II — continued

U.S. Government Securities Fund Class NAV	2,743,515	$37,202,058

U.S. High Yield Bond Fund Class NAV	4,284,689	55,915,191

U.S. Multi Sector Fund Class NAV	7,213,778	75,095,428

Value & Restructuring Fund Class NAV	3,378,940	37,438,660

John Hancock Funds III

International Core Fund Class NAV	2,372,200	93,417,239

Total investments 99.97%		$1,871,324,713

Other assets in excess of liabilities 0.03%		$542,121

Total net assets 100.00%		$1,871,866,834

Percentages are stated as a percent of net assets of the Portfolio

See notes to financial statements

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11

F I N A N C I A L    S T A T E M E N T S

Financial statements

Statement of assets and liabilities 8-31-06

This Statement of Assets and Liabilities is the Portfolio’s balance sheet. It shows the value of what the Portfolio owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments in affiliated funds, at value (cost $1,817,133,945)	$1,871,324,713
Receivable for fund shares sold	2,776,322
Other assets	5,512
Total assets	1,874,106,547

Liabilities

Payable for investments purchased	1,994,394
Payable for fund shares repurchased	55,364
Payable to affiliates
Fund administration fees	35,928
Transfer agent fees	16,409
Trustees’ fees	391
Due to adviser	9,267
Other payables and accrued expenses	127,960
Total liabilities	2,239,713

Net assets

Capital paid-in	1,785,340,876
Accumulated net realized gain on investments	29,534,707
Net unrealized appreciation on investments	54,190,768
Accumulated net investment income	2,800,483
Net assets	$1,871,866,834

Net asset value per share

Based on net asset values and shares outstanding
— the Portfolio has an unlimited number of shares authorized with no par value
Class A ($25,494,946 ÷ 1,869,382 shares)	$13.64
Class B ($4,974,279 ÷ 365,228 shares)	$13.62
Class C ($17,552,052 ÷ 1,287,959 shares)	$13.63
Class R3 ($767,362 ÷ 56,236 shares)	$13.65
Class R4 ($1,096,530 ÷ 80,450 shares)	$13.63
Class R5 ($644,004 ÷ 47,199 shares)	$13.64
Class 1 ($1,820,059,336 ÷ 133,544,957 shares)	$13.63
Class 5 ($1,278,325 ÷ 93,854 shares)	$13.62

Maximum offering price per share

Class A1 ($13.64 ÷ 95%)	$14.36

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements

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12

F I N A N C I A L   S T A T E M E N T S

Statement of operations For the period ended 8-31-06a

This Statement of Operations summarizes the Portfolio’s investment income earned and expenses incurred in operating the Portfolio. It also shows net gains (losses) for the period stated.

Investment income

Income distributions received from affiliated underlying funds	$33,550,119

Total investment income	33,550,119

Expenses

Investment management fees (Note 3)	603,786
Distribution and service fees (Note 3)	806,941
Transfer agent fees (Note 3)	24,255
Blue sky fees (Note 3)	98,749
Printing and postage fees (Note 3)	36,479
Fund administration fees (Note 3)	129,402
Audit and legal fees	74,078
Custodian fees	10,722
Trustees’ fees (Note 3)	17,410
Registration and filing fees	53,994
Miscellaneous	13,541

Total expenses	1,869,357
Less expense reductions (Note 3)	(116,541)

Net expenses	1,752,816

Net investment income	31,797,303

Realized and unrealized gain

Net realized gain on Investments	29,511,991
Capital gain distributions received from affiliated underlying funds	3,107,989
Change in net unrealized appreciation of Investments	54,190,768

Net realized and unrealized gain	86,810,748

Increase in net assets from operations	$118,608,051

a Period from 10-15-05 (commencement of operations) to 8-31-06.

See notes to financial statements

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13

F I N A N C I A L    S T A T E M E N T S

Statement of changes in net assets

This Statement of Changes in Net Assets shows how the value of the Portfolio’s net assets has changed during the period. It reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Portfolio share transactions.

Period
ended
8-31-06[a]

Increase (decrease) in net assets

From operations
Net investment income	$31,797,303
Net realized gain	32,619,980
Change in net unrealized appreciation	54,190,768

Increase in net assets resulting from operations	118,608,051

Distributions to shareholders
From net investment income
Class A	(171,868)
Class B	(22,967)
Class C	(77,475)
Class R3	(6,081)
Class R4	(10,781)
Class R5	(8,339)
Class 1	(31,963,702)
Class 5	(490)
(32,261,703)
From Fund share transactions	1,785,520,486

Net assets

End of period	$1,871,866,834

Accumulated net investment income	$2,800,483

a Period from 10-15-05 (commencement of operations) to 8-31-06.

See notes to financial statements

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14

F I N A N C I A L   S T A T E M E N T S

Financial highlights

The Financial Highlights show how the Portfolio’s net asset value for a share has changed since the beginning of the period.

CLASS A SHARES

Period ended	8-31-06[a]

Per share operating performance

Net asset value, beginning of period	$12.94
Net investment income [h,v]	0.25
Net realized and unrealized
gain on investments	0.66
Total from investment operations	0.91
Less distributions
From net investment income	(0.21)
(0.21)
Net asset value, end of period	$13.64
Total return [k,l] (%)	7.10[m]

Ratios and supplemental data

Net assets, end of period
(in millions)	$25
Ratio of net expenses to average
net assets [q] (%)	0.57[r]
Ratio of gross expenses to average
net assets [p,q] (%)	0.83[r]
Ratio of net investment income
to average net assets [v] (%)	2.21[r]
Portfolio turnover (%)	24[m]

See notes to financial statements

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F I N A N C I A L    S T A T E M E N T S

Financial highlights

CLASS B SHARES

Period ended	8-31-06[a]

Per share operating performance

Net asset value, beginning of period	$12.94
Net investment income [h,v]	0.15
Net realized and unrealized
gain on investments	0.68
Total from investment operations	0.83
Less distributions
From net investment income	(0.15)
(0.15)
Net asset value, end of period	$13.62
Total return [k,l] (%)	6.42[m]

Ratios and supplemental data

Net assets, end of period
(in millions)	$5
Ratio of net expenses to average
net assets [q] (%)	1.34[r]
Ratio of gross expenses to average
net assets [p,q] (%)	2.43[r]
Ratio of net investment income
to average net assets [v] (%)	1.28[r]
Portfolio turnover (%)	24[m]

See notes to financial statements

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F I N A N C I A L   S T A T E M E N T S

Financial highlights

CLASS C SHARES

Period ended	8-31-06[a]

Per share operating performance

Net asset value, beginning of period	$12.94
Net investment income [h,v]	0.17
Net realized and unrealized
gain on investments	0.67
Total from investment operations	0.84
Less distributions
From net investment income	(0.15)
(0.15)
Net asset value, end of period	$13.63
Total return [k,l] (%)	6.49[m]

Ratios and supplemental data

Net assets, end of period
(in millions)	$18
Ratio of net expenses to average
net assets [q] (%)	1.29[r]
Ratio of gross expenses to average
net assets [p,q] (%)	1.67[r]
Ratio of net investment income
to average net assets [v] (%)	1.51[r]
Portfolio turnover (%)	24[m]

See notes to financial statements

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F I N A N C I A L    S T A T E M E N T S

Financial highlights

CLASS R3 SHARES

Period ended	8-31-06[a]

Per share operating performance

Net asset value, beginning of period	$12.94
Net investment income [h,v]	0.33
Net realized and unrealized
gain on investments	0.58
Total from investment operations	0.91
Less distributions
From net investment income	(0.20)
(0.20)
Net asset value, end of period	$13.65
Total return [k,l] (%)	7.10[m]

Ratios and supplemental data

Net assets, end of period
(in millions)	$1
Ratio of net expenses to average
net assets [q] (%)	0.69[r]
Ratio of gross expenses to average
net assets [p,q] (%)	8.44[r]
Ratio of net investment income
to average net assets [v] (%)	2.93[r]
Portfolio turnover (%)	24[m]

See notes to financial statements

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F I N A N C I A L    S T A T E M E N T S

Financial highlights

CLASS R4 SHARES

Period ended	8-31-06[a]

Per share operating performance

Net asset value, beginning of period	$12.94
Net investment income [h,v]	0.30
Net realized and unrealized
gain on investments	0.62
Total from investment operations	0.92
Less distributions
From net investment income	(0.23)
(0.23)
Net asset value, end of period	$13.63
Total return [k,l] (%)	7.14[m]

Ratios and supplemental data

Net assets, end of period
(in millions)	$1
Ratio of net expenses to average
net assets [q] (%)	0.49[r]
Ratio of gross expenses to average
net assets [p,q] (%)	4.65[r]
Ratio of net investment income
to average net assets [v] (%)	2.59[r]
Portfolio turnover (%)	24[m]

See notes to financial statements

Lifestyle Moderate Portfolio

19

F I N A N C I A L    S T A T E M E N T S

Financial highlights

CLASS R5 SHARES

Period ended	8-31-06[a]

Per share operating performance

Net asset value, beginning of period	$12.94
Net investment income [h,v]	0.22
Net realized and unrealized
gain on investments	0.73
Total from investment operations	0.95
Less distributions
From net investment income	(0.25)
(0.25)
Net asset value, end of period	$13.64
Total return [k,l] (%)	7.40[m]

Ratios and supplemental data

Net assets, end of period
(in millions)	$1
Ratio of net expenses to average
net assets [q] (%)	0.19[r]
Ratio of gross expenses to average
net assets [p,q] (%)	4.86[r]
Ratio of net investment income
to average net assets [v] (%)	1.92[r]
Portfolio turnover (%)	24[m]

See notes to financial statements

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20

F I N A N C I A L   S T A T E M E N T S

Financial highlights

CLASS 1 SHARES

Period ended	8-31-06[a]

Per share operating performance

Net asset value, beginning of period	$12.93
Net investment income [h,v]	0.26
Net realized and unrealized
gain on investments	0.70
Total from investment operations	0.96
Less distributions
From net investment income	(0.26)
(0.26)
Net asset value, end of period	$13.63
Total return [k] (%)	7.47[m]

Ratios and supplemental data

Net assets, end of period
(in millions)	$1,820
Ratio of net expenses to average
net assets [q] (%)	0.11[r]
Ratio of net investment income
to average net assets [v] (%)	2.23[r]
Portfolio turnover (%)	24[m]

See notes to financial statements

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F I N A N C I A L    S T A T E M E N T S

Financial highlights

CLASS 5 SHARES

Period ended	8-31-06[a]

Per share operating performance

Net asset value, beginning of period	$13.48
Net investment loss [h,v]	—[j]
Net realized and unrealized
gain on investments	0.30
Total from investment operations	0.30
Less distributions
From net investment income	(0.16)
(0.16)
Net asset value, end of period	$13.62
Total return [k] (%)	2.27[m]

Ratios and supplemental data

Net assets, end of period
(in millions)	$1
Ratio of net expenses to average
net assets [q] (%)	0.01[r]
Ratio of net investment loss
to average net assets [v] (%)	(0.01)[r]
Portfolio turnover (%)	24[m]

a Class A, Class B, Class C, Class R3, Class R4 and Class R5 shares began operations on 10-18-05, Class 1 shares began operation on 10-15-05, and Class 5 shares began operation on 7-3-06.

h Based on the average of the shares outstanding.

j Less than $0.01 per share.

k Assumes dividend reinvestment and does not reflect the effect of sales charges.

l Total returns would have been lower had certain expenses not been reduced during the period shown.

m Not annualized.

p Does not take into consideration expense reductions during the period shown.

q Does not include expenses of the investment companies in which the Portfolio invests.

r Annualized.

v Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

See notes to financial statements

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Notes to financial statements

1. Organization
The John Hancock Lifestyle Moderate Portfolio (the “Portfolio”) is a newly organized non-diversified series of John Hancock Funds II (the “Trust”). The Trust was established as a Massachusetts business trust on June 28, 2005. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company.

The Portfolio operates as a “fund of funds”, investing in Class NAV shares of underlying funds of the Trust and John Hancock Funds III and in other permitted investments.

John Hancock Investment Management Services, LLC (the “Adviser”), a Delaware limited liability company controlled by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”), serves as investment adviser for the Trust and John Hancock Funds, LLC (the “Distributor), an affiliate of the Adviser, serves as principal underwriter. John Hancock Life Insurance Company of New York (“John Hancock New York”) is a wholly owned subsidiary of John Hancock USA. John Hancock USA and John Hancock New York are indirect wholly owned subsidiaries of The Manufacturers Life Insurance Company (“Manulife”), which in turn is a wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a publicly traded company. MFC and its subsidiaries are known collectively as “Manulife Financial.”

The Portfolio commenced operations after certain separate accounts of John Hancock USA redeemed their interests in portfolios of John Hancock Trust and certain unaffiliated mutual funds of approximately $340 million at the close of business on October 14, 2005, with additional redemption proceeds of approximately $1.2 billion received on October 28, 2005, and invested such proceeds in Class 1 shares of the Portfolio, which in turn invested the proceeds in underlying funds of the Trust.

The Board of Trustees has authorized the issuance of multiple classes of shares of the Portfolio, including classes designated as Class A, Class B, Class C, Class R3, Class R4, Class R5, Class 1 and Class 5 shares.

Class A, B, and C shares are open to all retail investors. Class 1 shares are sold only to certain exempt separate accounts of John Hancock USA and John Hancock New York. Class R3, R4 and R5 shares are available only to certain retirement plans. Class 5 shares currently are available only to the John Hancock Freedom 529 Plan.

The shares of each class represent an interest in the same portfolio of investments of the Portfolio, and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the SEC and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan. Class B shares will convert to Class A shares eight years after purchase.

2. Significant accounting policies
In the preparation of the financial statements, the Portfolio follows the policies described below. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

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23

Securities valuation
The net asset value of the shares of the Portfolio is determined daily as of the close of the New York Stock Exchange, normally at 4:00 p.m. Eastern Time. Investments in underlying funds are valued at their respective net asset values each business day, or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Securities in the underlying funds’ portfolios are valued in accordance with their respective valuation polices, as outlined in the underlying funds’ financial statements. Short-term debt investments that have a remaining maturity of 60 days or less are valued at amortized cost.

Security transactions and related
investment income
Investment security transactions in the underlying funds are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income and capital gain distributions are recorded on the ex-dividend date.

Gains and losses on securities sold are determined on the basis of specific identified cost for both financial and federal income tax reporting purposes.

Multi-class operations
All income, expenses (except for class-specific expenses) and realized and unrealized gains (losses) are allocated to each class of shares based upon the relative net assets of each class. Dividends to shareholders from net investment income are determined at a class level and distributions from capital gains are determined at a Portfolio level.

Expense allocation
Expenses not directly attributable to a particular Portfolio or class of shares are allocated based on the relative share of net assets of the Portfolio at the time the expense was incurred. Class-specific expenses, such as transfer agency fees, blue sky fees, printing and postage fees and distribution and service fees, are accrued daily and charged directly to the respective share classes. Expenses in the Portfolio’s Statement of Operations reflect the expenses of the Portfolio and do not include any indirect expenses related to the underlying funds. Because the underlying funds have varied expense levels and the Portfolio may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the Portfolio will vary.

Federal income taxes
The Portfolio qualifies as a “regulated investment company” by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

New accounting pronouncement
In June 2006, Financial Accounting Standards Board (FASB) Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”) was issued and is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management is currently evaluating the application of the Interpretation to the Portfolio and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Portfolio’s financial statements.

In September 2006, FASB Standard No. 157, Fair Value Measurements (“FAS 157”) was issued, and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishing a framework for measuring fair value and expands disclosure about fair value measurements. Management is currently evaluating the application of FAS 157 to the Portfolio, and its impact, if any, resulting from the adoption of FAS 157 on the Portfolio’s financial statements.

Distribution of income and gains
The Portfolio records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date.

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24

During the period ended August 31, 2006, the tax character of distributions paid was as follows: ordinary income $32,261,703. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class. Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Portfolio’s financial statements as a return of capital. As of August 31, 2006, the components of distributable earnings on a tax basis included $32,312,560 of undistributed ordinary income and $22,630 of undistributed long-term gain.

Capital accounts
The Portfolio reports the undistributed net investment income and accumulated undistributed net realized gain (loss) accounts on a basis approximating amounts available for future tax distributions (or to offset future taxable realized gains when a capital loss carryforward is available). Accordingly, the Portfolio may periodically make reclassifications among certain capital accounts, without affecting its net asset value.

3. Investment advisory and
other agreements

Advisory fees
The Trust has entered into an Investment Advisory Agreement with the Adviser. The Adviser is responsible for managing the corporate and business affairs of the Trust and for selecting and compensating subadvisers to handle the investment and reinvestment of the assets of the Portfolio, subject to the supervision of the Board of Trustees. Under the Advisory Agreement, the Portfolio pays a monthly management fee to the Adviser equivalent, on an annual basis, to its pro rata portion of the sum of: (a) 0.05% of the first $7,500,000,000 of the aggregate daily net assets and (b) 0.04% of the aggregate daily net assets in excess of $7,500,000,000 of the five Lifestyle Portfolios of the Trust (Lifestyle Aggressive, Lifestyle Growth, Lifestyle Balanced, Lifestyle Moderate and Lifestyle Conservative) and the five Lifestyle Portfolios of John Hancock Trust (Lifestyle Aggressive, Lifestyle Growth, Lifestyle Balanced, Lifestyle Moderate and Lifestyle Conservative). The Portfolio is not responsible for payment of the subadvisory fees.

Expense reimbursements
The Adviser has contractually agreed to waive advisory fees or reimburse the Portfolio’s expenses for Class A, Class B, Class C, Class R3, Class R4 and Class R5 shares to the extent that blue sky fees and printing and postage expenses attributable to each class exceed 0.09% of the average annual net assets attributable to the classes, at least until November 1, 2006, and may thereafter be terminated by the Adviser at any time. Accordingly, the expense reductions related to this expense limitation amounted to $21,158, $19,954, $21,099, $17,474, $17,021 and $18,272 for Class A, Class B, Class C, Class R3, Class R4 and Class R5, respectively, for the period ended August 31, 2006.

The Adviser has contractually agreed to waive advisory fees or reimburse Portfolio expenses for Class 5 shares to the extent that total Portfolio operating expenses attributable to Class 5 exceed 0.07% of the average annual net assets attributable to Class 5. There were no expense reductions related to this expense limitation during the period ended August 31, 2006. This agreement remains in effect until June 30, 2007 and may thereafter be terminated by the Adviser at any time.

Administration fees
The Portfolio has an agreement with the Adviser that requires the Portfolio to reimburse the Adviser for all expenses associated with providing the administrative, financial, accounting and recordkeeping services of the Portfolio, including the preparation of all tax returns, annual, semiannual and periodic reports to shareholders and the preparation of all regulatory reports.

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25

Distribution plans
The Trust has a Distribution Agreement with the Distributor. The Portfolio has adopted Distribution Plans with respect to Class A, Class B, Class C, Class R3, Class R4 and Class 1, pursuant to Rule 12b-1 under the 1940 Act, to reimburse the Distributor for the services it provides as distributor of shares of the Portfolio. Accordingly, the Portfolio makes monthly payments to the Distributor at an annual rate not to exceed 0.30%, 1.00%, 1.00%, 0.50%, 0.25% and 0.05% of the average daily net assets of Class A, Class B, Class C, Class R3, Class R4 and Class 1, respectively. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Portfolio’s 12b-1 payments could occur under certain circumstances.

The Portfolio has also adopted a Service Plan with respect to Class R3, Class R4 and Class R5 shares (the “Service Plan”). Under the Service Plan, the Portfolio pays up to 0.15%, 0.10% and 0.05% of the average daily net assets of Class R3, Class R4 and Class R5 shares, respectively, for certain other services.

Sales charges
Class A shares are assessed up-front sales charges of up to 5% of the net asset value of such shares. During the period ended August 31, 2006, the Portfolio was informed that the Distributor received net up-front sales charges of $488,042 with regard to sales of Class A shares. Of this amount, $79,302 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $402,557 was paid as sales commissions to unrelated broker-dealers and $6,183 was paid as sales commissions to sales personnel of Signator Investors, Inc. (“Signator Investors”), a related broker-dealer, an indirect subsidiary of MFC.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge (“CDSC”) at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to the Distributor and are used, in whole or in part, to defray its expenses for providing distribution-related services to the Portfolio in connection with the sale of Class B and Class C shares. During the period ended August 31, 2006, the Portfolio was informed that CDSCs received by the Distributor amounted to $292 for Class B shares and $726 for Class C shares.

Transfer agent fees
The Portfolio has a Transfer Agency Agreement with John Hancock Signature Services, Inc. (“Signature Services”), an indirect subsidiary of MFC. For Class A, Class B, Class C, Class R3, Class R4 and Class R5 shares, the Portfolio pays a monthly transfer agent fee at an annual rate of 0.05% of each class’s average daily net assets, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses. Expenses not directly attributable to a particular class of shares are aggregated and allocated to each class on the basis of its relative net asset value.

Signature Services has agreed to limit the transfer agent fees so that such fees do not exceed 0.20% annually of each of Class A, Class B, Class C, Class R3, Class R4 and Class R5 share average daily net assets. This agreement is effective until December 31, 2006. Signature Services reserves the right to terminate this limitation in the future. In addition, Signature Services has voluntarily agreed to further limit transfer agent fees for Class R3, Class R4 and Class R5 shares so that such fees do not exceed 0.05% annually of each class’s average daily net assets. Accordingly, the transfer agent fees reductions amounted to $327, $615 and $621 for Class R3, Class R4 and Class R5 shares, respectively, during the period ended August 31, 2006. Signature Services reserves the right to terminate this limitation at any time.

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Expenses under the agreements described above for the period ended August 31, 2006, were as follows:

	Distribution	Transfer		Printing and
Share Class	and service fees	agent	Blue sky	postage

Class A	$24,411	$10,212	$16,557	$11,925
Class B	18,261	3,658	16,196	5,402
Class C	55,889	8,369	17,409	8,720
Class R3	1,158	427	15,925	1,757
Class R4	1,256	817	15,925	1,481
Class R5	2	772	16,737	1,903
Class 1	705,964	—	—	5,291
Class 5	—	—	—	—
Total	$806,941	$24,255	$98,749	$36,479

Trustees’ fees
The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. Total Trustees’ expenses are allocated based on each Portfolio’s average daily net asset value.

4. Guarantees and Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

5. Capital shares

Share activities for the Portfolio for the period ended August 31, 2006 were as follows:

	Period ended 8-31-06 [a]
	Shares	Amount

Class A shares

Sold	1,906,772	$25,643,938
Distributions reinvested	11,786	156,721
Repurchased	(49,176)	(660,565)
Net increase	1,869,382	$25,140,094

Class B shares

Sold	394,049	$5,293,647
Distributions reinvested	1,374	18,275
Repurchased	(30,195)	(405,623)
Net increase	365,228	$4,906,299

Class C shares

Sold	1,313,617	$17,670,307
Distributions reinvested	5,335	70,936
Repurchased	(30,993)	(417,164)
Net increase	1,287,959	$17,324,079

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27

	Period ended 8-31-06 [a]
	Shares	Amount

Class R3 shares

Sold	61,803	$824,287
Distributions reinvested	339	4,515
Repurchased	(5,906)	(79,750)
Net increase	56,236	$749,052

Class R4 shares

Sold	81,786	$1,104,574
Distributions reinvested	680	9,033
Repurchased	(2,016)	(27,039)
Net increase	80,450	$1,086,568

Class R5 shares

Sold	48,649	$647,657
Distributions reinvested	482	6,410
Repurchased	(1,932)	(26,226)
Net increase	47,199	$627,841

Class 1 shares

Sold	134,937,718	$1,753,494,793
Distributions reinvested	2,410,929	31,963,702
Repurchased	(3,803,690)	(51,025,836)
Net increase	133,544,957	$1,734,432,659

Class 5 shares

Sold	93,828	$1,253,556
Distributions reinvested	37	490
Repurchased	(11)	(152)
Net increase	93,854	$1,253,894

Net increase	137,345,265	$1,785,520,486

a Class A, Class B, Class C, Class R3, Class R4 and Class R5 shares began operations on 10-18-05, Class 1 shares began operation on 10-15-05, and Class 5 shares began operation on 7-3-06 .

6. Investment transactions

Purchases and sales of the underlying funds during the period ended August 31, 2006, aggregated $2,196,540,459 and $408,918,505, respectively.

The cost of investments owned on August 31, 2006, including short-term investments, for federal income tax purposes, was $1,817,133,945. Gross unrealized appreciation and depreciation of investments aggregated $55,136,252 and $945,484, respectively, resulting in net unrealized appreciation of $54,190,768.

7. Investment in affiliated underlying funds

The Portfolio invests primarily in the underlying funds that are managed by affiliates of the Adviser. The Portfolio does not invest in the underlying funds for the purpose of exercising management or control.

A summary of the Portfolio’s transactions in the securities of affiliated issuers in which the Portfolio’s holdings represent 5% or more of the outstanding voting securities of the issuer, during the period ended August 31, 2006 is set forth below.

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28

Affiliate —	Shares	Shares	Ending Share		Ending
Class NAV	Purchased	Sold	Amount	Proceeds	Value

500 Index	3,089,655	3,089,655	—	$35,037,957	—
Active Bond	15,858,658	287,671	15,570,987	2,733,917	$149,481,471
All Cap Value	503,231	503,231	—	6,999,944	—
Blue Chip Growth	5,383,508	121,045	5,262,463	2,150,429	93,671,836
Core Bond	2,986,459	12,656	2,973,803	156,371	37,202,272
Core Equity	5,511,368	190,177	5,321,191	2,822,430	75,933,397
Equity-Income	2,070,645	9,789	2,060,856	175,970	37,322,101
Fundamental Value	4,728,089	13,746	4,714,343	214,770	74,628,043
Global Bond	7,761,491	185,120	7,576,371	2,690,729	112,054,531
Global Real Estate	3,748,449	82,083	3,666,366	824,336	37,763,573
High Income	5,665,883	692	5,665,191	6,852	55,915,434
High Yield	17,895,000	6,778,429	11,116,571	70,799,045	112,055,038
International Core*	2,372,200	—	2,372,200	—	93,417,239
International
Equity Index	2,208,675	233,704	1,974,971	4,249,483	37,465,196
International Opportunities	1,318,086	152,194	1,165,892	2,357,729	18,840,809
International Stock	8,159,849	8,159,849	—	111,811,735	—
International Value	3,404,665	253,351	3,151,314	4,346,029	56,345,489
Investment
Quality Bond	3,180,337	14,197	3,166,140	165,519	37,202,151
Large Cap Value	344,547	344,547	—	7,042,538	—
Real Estate Equity	3,625,046	181,069	3,443,977	1,858,988	37,849,311
Real Estate Securities	2,818,512	2,818,512	—	76,532,112	—
Real Return Bond	5,676,884	74,098	5,602,786	968,317	74,629,115
Small Cap	1,400,539	42,585	1,357,954	654,632	19,065,668
Small Company	2,554,687	120,302	2,434,385	2,065,167	37,586,907
Small Company Value	837,191	32,693	804,498	813,661	19,010,298
Spectrum Income	14,602,734	47,582	14,555,152	480,643	149,481,407
Strategic Bond	7,510,463	4,349,701	3,160,762	51,717,798	37,202,169
Strategic Income	3,699,702	388	3,699,314	3,885	37,215,095
Total Return	16,703,568	388,308	16,315,260	5,266,408	224,334,826
U.S. Global
Leaders Growth	536,019	536,019	—	7,016,491	—
U.S. Government
Securities	3,071,150	327,635	2,743,515	4,412,627	37,202,058
U.S. High Yield Bond	4,289,540	4,851	4,284,689	62,016	55,915,191
U.S. Multi Sector	7,215,384	1,606	7,213,778	16,587	75,095,428
Value & Restructuring	3,595,802	216,862	3,378,940	2,463,390	37,438,660

*Represents the Portfolio’s investment in John Hancock Funds III International Core Fund

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29

8. Reclassification of accounts

During the period ended August 31, 2006, the Portfolio reclassified amounts to reflect a decrease in accumulated net realized gain on investments of $3,085,273, an increase in accumulated net investment income of $3,264,883 and a decrease in capital paid-in of $179,610. This represents the amounts necessary to report these balances on a tax basis, excluding certain temporary differences, as of August 31, 2006. Additional adjustments may be needed in subsequent reporting periods.These reclassifications, which have no impact on the net asset value of the Portfolio, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America and book and tax differences in accounting for non-deductible organizational costs. The calculation of net investment income per share in the Portfolio’s Financial Highlights excludes these adjustments.

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30

Auditors’ report
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of
John Hancock Lifestyle Moderate Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of securities owned, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Lifestyle Moderate Portfolio (the “Portfolio”) at August 31, 2006, and the results of its operations, the changes in its net assets, and the financial highlights for the period October 15, 2005 (commencement of operations) through August 31, 2006, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2006, by correspondence with the transfer agent, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 26, 2006

31

Tax information
Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Portfolio, if any, paid during its taxable year ended August 31, 2006.

With respect to the ordinary dividends paid by the Portfolio for the fiscal period ended August 31, 2006, 56.66% of the dividends qualify for the corporate dividends-received deduction.

The Portfolio hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2006.

Shareholders will be mailed a 2006 U.S. Treasury Department Form 1099-DIV in January 2007. This will reflect the total of all distributions that are taxable for calendar year 2006.

32

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Portfolio and execute policies formulated by the Trustees.

Independent Trustees

Name, age		Number of
Position(s) held with Portfolio	Trustee of	John Hancock
Principal occupation(s) and other	Portfolio	funds overseen
directorships during past 5 years	since[1]	by Trustee

Charles L. Bardelis, Born: 1941	2005	209

President and Executive Officer, Island Commuter Corp. (Marine Transport).
Trustee of John Hancock Trust (since 1988) and John Hancock Funds III (since 2005).

Peter S. Burgess, Born: 1942	2005	209

Consultant (financial, accounting and auditing matters (since 1999);
Certified Public Accountant; Partner, Arthur Andersen (prior to 1999).
Director of the following publicly traded companies: PMA Capital Corporation
(since 2004) and Lincoln Educational Services Corporation (since 2004).
Trustee of John Hancock Trust (since 2005), John Hancock Funds III (since 2005).

Elizabeth G. Cook, Born: 1937	2005	209

Expressive Arts Therapist, Massachusetts General Hospital (September 2001
to present); Expressive Arts Therapist, Dana Farber Cancer Institute
(September 2000 to January 2004); President, The Advertising Club of Greater Boston.
Trustee of John Hancock Trust (since 2005) and John Hancock Funds III (since 2005).

William H. Cunningham, Born: 1944	2005	160

Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman and CEO, IBT Technologies
(until 2001); Director of the following: Hire.com (until 2004), STC Broadcasting,
Inc. and Sunrise Television Corp. (until 2001), Symtx, Inc. (electronic manufacturing)
(since 2001), Adorno/Rogers Technology, Inc. (until 2004), Pinnacle Foods
Corporation (until 2003), rateGenius (until 2003), Lincoln National Corporation
(insurance) (since 2006), Jefferson-Pilot Corporation (diversified life insurance company) (until 2006), New Century Equity Holdings (formerly Billing Concepts)
(until 2001), eCertain (until 2001), ClassMap.com (until 2001), Agile Ventures
(until 2001), AskRed.com (until 2001), Southwest Airlines, Introgen and Viasystems
Group, Inc. (electronic manufacturer) (until 2003); Advisory Director, Interactive
Bridge, Inc. (college fundraising) (until 2001); Advisory Director, Q Investments
(until 2003); Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce
Bank - Austin), LIN Television (since 2002), WilTel Communications (until 2003)
and Hayes Lemmerz International, Inc. (diversified automotive parts supply company) (since 2003). Trustee of John Hancock Funds (since 2005) and
John Hancock Funds III (since 2005).

33

Independent Trustees (continued)

Name, age		Number of
Position(s) held with Portfolio	Trustee of	John Hancock
Principal occupation(s) and other	Portfolio	funds overseen
directorships during past 5 years	since[1]	by Trustee

Charles L. Ladner, Born: 1938	2005	160

Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (until 2003);
Senior Vice President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice President and Director for AmeriGas, Inc.
(retired 1998); Director of AmeriGas Partners, L.P. (until 1997) (gas distribution);
Director, EnergyNorth, Inc. (until 1995); Director, Parks and History Association
(since 2007). Trustee of John Hancock Funds (since 2004) and John Hancock
Funds III (since 2005).

Hassell H. McClellan, Born: 1945	2005	209

Associate Professor, The Wallace E. Carroll School of Management, Boston College.
Trustee of John Hancock Trust (since 2005), John Hancock Funds III (since 2005).

James. M. Oates, Born: 1946	2005	209

Managing Director, Wydown Group (financial consulting firm) (since 1994);
Chairman, Emerson Investment Management, Inc. (since 2000); Chairman,
Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (since 1997). Director of the following publicly traded companies:
Stifel Financial (since 1996); Investor Financial Services Corporation (since 1995);
and Connecticut River Bancorp, Director (since 1998). Director, Phoenix Mutual
Funds (since 1988; overseeing 20 portfolios). Trustee of John Hancock Trust
(since 2004) and John Hancock Funds III (since 2005).

[1]Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified.

Non-Independent Trustee[3]

Name, age		Number of
Position(s) held with Portfolio	Trustee of	John Hancock
Principal occupation(s) and other	Portfolio	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle, Born: 1959	2005	262

Chairman and Director, John Hancock Advisers, LLC (the “Adviser”),
The Berkeley Financial Group, LLC (“The Berkeley Group”) (holding company) and John Hancock Funds, LLC (since 2005); President,
John Hancock Annuities; Executive Vice President, John Hancock Life
Insurance Company (since June, 2004); President U.S. Annuities; Senior
Vice President, The Manufacturers Life Insurance Company (U.S.A)
(prior to 2004).

34

Principal officers who are not Trustees

Name, age
Position(s) held with Portfolio	Officer of
Principal occupation(s) and	Portfolio
directorships during past 5 years	since

Keith Hartstein[2], Born: 1956	2005

President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director,
President and Chief Executive Officer, the Adviser and The Berkeley Group,
John Hancock Funds, LLC (since 2005); Director, MFC Global Investment
Management (U.S.), LLC (“MFC Global (U.S.)”) (since 2005); Director,
John Hancock Signature Services, Inc. (since 2005); President and Chief
Executive Officer, John Hancock Investment Management Services, LLC
(since 2006); President and Chief Executive Officer, John Hancock Funds,
John Hancock Funds II, John Hancock Funds III, John Hancock Trust,; Director,
Chairman and President, NM Capital Management, Inc. (since 2005);
Chairman, Investment Company Institute Sales Force Marketing Committee
(since 2003); Director, President and Chief Executive Officer, MFC Global (U.S.)
(2005-2006); Executive Vice President, John Hancock Funds, LLC (until 2005).

John Vrysen[2], Born: 1955	2005

Chief Financial Officer
Director, Executive Vice President and Chief Financial Officer, the Adviser,
The Berkeley Group and John Hancock Funds, LLC (since 2005); Executive
Vice President and Chief Financial Officer, John Hancock Investment
Management Services, LLC (since 2005), Vice President and Chief Financial
Officer, MFC Global (U.S.) (since 2005); Director, John Hancock Signature
Services, Inc. (since 2005); Chief Financial Officer, John Hancock Funds,
John Hancock Funds II, John Hancock Funds III, John Hancock Trust
(since 2005); Vice President and General Manager, Fixed Annuities,
U.S. Wealth Management (until 2005); Vice President, Operations Manulife
Wood Logan (2000–2004).

Francis V. Knox, Jr.[2], Born: 1947	2005

Vice President and Chief Compliance Officer, John Hancock Investment
Management Services, LLC, the Adviser and MFC Global (U.S.) (since 2005);
Chief Compliance Officer, John Hancock Funds, John Hancock Funds II,
John Hancock Funds III and John Hancock Trust (since 2005); Vice President and Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice President and Ethics & Compliance Officer, Fidelity Investments (until 2001).

35

Principal officers who are not Trustees (continued)

Name, age
Position(s) held with Portfolio	Officer of
Principal occupation(s) and	Portfolio
directorships during past 5 years	since

Gordon Shone[2], Born: 1956	2005

Treasurer, John Hancock Funds (since 2006); John Hancock Funds II, John
Hancock Funds III and John Hancock Trust (since 2005); Vice President and
Chief Financial Officer, John Hancock Trust (2003-2005); Senior Vice President,
John Hancock Life Insurance Company (U.S.A.) (since 2001); Vice President,
John Hancock Investment Management Services, Inc. and John Hancock
Advisers, LLC (since 2006), The Manufacturers Life Insurance Company (U.S.A.)
(1998 to 2000).

Thomas M. Kinzler[2], Born: 1955	2006

Vice President and Counsel for John Hancock Life Insurance Company (U.S.A.)
(since 2006); Secretary and Chief Legal Officer, John Hancock Funds, John
Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2006);
Vice President and Associate General Counsel for Massachusetts Mutual Life
Insurance Company (1999–2006); Secretary and Chief Legal Counsel for
MML Series Investment Fund (2000–2006); Secretary and Chief Legal Counsel
for MassMutual Institutional Funds (2000–2004); Secretary and Chief Legal
Counsel for MassMutual Select Funds and MassMutual Premier Funds
(2004–2006).

1 Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his successor is duly elected and qualified or until he dies, retires, resigns, is removed or becomes disqualified.

2Affiliated with the investment adviser.

3 Non-Independent Trustee: holds positions with the Fund’s investment adviser, underwriter, and/ or certain other affiliates.

36

For more information

The Portfolio’s proxy voting policies, procedures and records are available without charge, upon request:

By phone	On the Portfolio’s Web site	On the SEC’s Web site
1-800-225-5291	www.jhfunds.com/proxy	www.sec.gov

Investment adviser	Custodian	Legal counsel
John Hancock Investment	State Street Bank & Trust Co.	Kirkpatrick & Lockhart
Management Services, LLC	2 Avenue de Lafayette	Nicholson Graham LLP
601 Congress Street	Boston, MA 02111	1 Lincoln Street
Boston, MA 02210-2805		Boston, MA 02111
Transfer agent
Principal distributor	John Hancock Signature	Independent registered
John Hancock Funds, LLC	Services, Inc.	public accounting firm
601 Congress Street	1 John Hancock Way,	PricewaterhouseCoopers LLP
Boston, MA 02210-2805	Suite 1000	125 High Street
	Boston, MA 02217-1000	Boston, MA 02110

Each underlying fund’s accounting policies are outlined in the underlying fund’s shareholder report, available without charge by calling 1-800-344-1029 or on the Securities and Exchange Commission (“SEC”) Web site at www.sec.gov, File # 811-21779, CIK 0001331971.

The Portfolio’s investment objective, risks, charges and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Funds at 1-800-225-5291 or visit the Portfolio’s Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.

How to contact us

Internet	www.jhfunds.com

Mail	Regular mail:	Express mail:
	John Hancock	John Hancock
	Signature Services, Inc.	Signature Services, Inc.
	1 John Hancock Way, Suite 1000	Mutual Fund Imaging Operations
	Boston, MA 02217-1000	380 Stuart Street
Boston, MA 02116

Phone	Customer service representatives	1-800-225-5291
	24-hour automated information	1-800-338-8080
	TDD line	1-800-554-6713

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the Securities and Exchange Commission’s Web site, www.sec.gov.

40

J O H N   H A N C O C K   F A M I L Y   O F   F U N D S

EQUITY	INTERNATIONAL
Balanced Fund	Greater China Opportunities Fund
Classic Value Fund	International Classic Value Fund
Classic Value Fund II	International Core Fund
Core Equity Fund	International Fund
Focused Equity Fund	International Growth Fund
Growth Fund
Growth Opportunities Fund	INCOME
Growth Trends Fund	Bond Fund
Intrinsic Value Fund	Government Income Fund
Large Cap Equity Fund	High Yield Fund
Large Cap Select Fund	Investment Grade Bond Fund
Mid Cap Equity Fund	Strategic Income Fund
Mid Cap Growth Fund
Multi Cap Growth Fund	TAX-FREE INCOME
Small Cap Equity Fund	California Tax-Free Income Fund
Small Cap Fund	High Yield Municipal Bond Fund
Small Cap Intrinsic Value Fund	Massachusetts Tax-Free Income Fund
Sovereign Investors Fund	New York Tax-Free Income Fund
U.S. Core Fund	Tax-Free Bond Fund
U.S. Global Leaders Growth Fund
Value Opportunities Fund	MONEY MARKET
Money Market Fund
ASSET ALLOCATION & LIFESTYLE	U.S. Government Cash Reserve
Allocation Core Portfolio
Allocation Growth + Value Portfolio	CLOSED-END
Lifestyle Aggressive Portfolio	Bank & Thrift Opportunity
Lifestyle Balanced Portfolio	Financial Trends
Lifestyle Conservative Portfolio	Income Securities
Lifestyle Growth Portfolio	Investors Trust
Lifestyle Moderate Portfolio	Patriot Global Dividend
Patriot Preferred Dividend
SECTOR	Patriot Premium Dividend I
Financial Industries Fund	Patriot Premium Dividend II
Health Sciences Fund	Patriot Select Dividend
Real Estate Fund	Preferred Income
Regional Bank Fund	Preferred Income II
Technology Fund	Preferred Income III
Technology Leaders Fund	Tax-Advantaged Dividend

For more complete information on any John Hancock Fund and a prospectus, which includes charges and expenses, call your financial professional, or John Hancock Funds at 1-800-225-5291. Please read the prospectus carefully before investing or sending money.

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of the shareholders of John Hancock Lifestyle Moderate Portfolio.

9700A 8/06
10/06

JOHN HANCOCK

# Funds II

8.31.2006 **Annual Report**

John Hancock

MUTUAL FUNDS

John Hancock Funds II
President’s Message

August 31, 2006

To our shareholders,

The future has arrived at John Hancock Funds.

We have always been firm believers in the powerful role the Internet can play in providing fund information to our shareholders and prospective investors. Recently, we launched a redesigned, completely overhauled Web site that is more visually pleasing, easier to navigate and, most importantly, provides more fund information and learning tools without overwhelming the user.

Not long after we embarked on this major project, a study was released by the Investment Company Institute, the mutual fund industry’s main trade group, which found that an overwhelming majority of shareholders consider the Internet the “wave of the future” for accessing fund information.

Our new site sports fresher and faster ways to access account information. New innovations allow investors to view funds by risk level, track the performance of the John Hancock funds of their choice, or sort funds by Morningstar, Inc.’s star ratings. Investors who own a John Hancock fund through a qualified retirement plan and don’t pay sales charges when making a purchase have the option of sorting by a “Load Waived” Morningstar Rating, thereby creating an apples-to-apples comparison with no-load funds that may also be available in their retirement plan.

The new site also has more educational tools and interactive modules to educate and assist investors with their financial goals, from college savings to retirement planning. A new “I want to...” feature allows investors to check performance, invest more money, update personal information or download prospectuses and forms quickly and easily.

We encourage you to visit our new Website — www.jhfunds.com — and take a tour. It’s easy, fast and fun and allows you to be in control of what you see and do. In short, it’s the wave of the future!

Sincerely,

Keith F. Hartstein
President and Chief Executive Officer

John Hancock Funds II
Annual Report — Table of Contents

Manager’s Commentary and Fund Performance (See below for each Fund’s page #)	4
Understanding Your Fund’s Expenses	61
Statements of Assets and Liabilities	80
Statements of Operations	94
Statements of Changes in Net Assets	108
Financial Highlights	117
Portfolio of Investments (See below for each Fund’s page #)	173
Notes to Financial Statements	427
Report of Independent Registered Public Accounting Firm	464
Federal Income Tax Information	465
Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees	466
Appendix A	470
Trustees and Officers Information	473

	Manager’s Commentary &	Portfolio of		Manager’s Commentary &	Portfolio of
Fund	Portfolio Performance	Investments	Fund	Portfolio Performance	Investments

Absolute Return Fund	5	173	Mid Cap Stock Fund	33	309
Active Bond Fund	6	173	Mid Cap Value Fund	34	311
All Cap Core Fund	7	188	Mid Cap Value Equity Fund	35	312
All Cap Growth Fund	8	190	Natural Resources Fund	36	315
All Cap Value Fund	9	192	Quantitative All Cap Fund	37	316
Blue Chip Growth Fund	10	194	Quantitative Mid Cap Fund	38	318
Capital Appreciation Fund	11	196	Quantitative Value Fund	39	320
Core Bond Fund	12	198	Real Estate Equity Fund	40	322
Core Equity Fund	13	206	Real Estate Securities Fund	41	322
Emerging Growth Fund	14	207	Real Return Bond Fund	42	323
Emerging Small Company Fund	15	209	Small Cap Fund	43	325
Equity-Income Fund	16	211	Small Cap Index Fund	44	326
Fundamental Value Fund	17	213	Small Cap Opportunities Fund	45	345
Global Bond Fund	18	215	Small Company Fund	46	348
Global Real Estate Fund	19	220	Small Company Growth Fund	47	352
High Income Fund	20	222	Small Company Value Fund	48	354
High Yield Fund	21	225	Special Value Fund	49	356
International Equity Index Fund	22	234	Spectrum Income Fund	50	359
International Opportunities Fund	23	255	Strategic Bond Fund	51	386
International Small Cap Fund	24	256	Strategic Income Fund	52	396
International Small Company Fund	25	258	Strategic Value Fund	53	400
International Stock Fund	26	281	Total Return Fund	54	401
International Value Fund	27	285	U.S. Global Leaders Growth Fund	55	405
Investment Quality Bond Fund	28	287	U.S. Government Securities Fund	56	406
Large Cap Fund	29	298	U.S. High Yield Bond Fund	57	408
Large Cap Value Fund	30	300	U.S. Multi Sector Fund	58	414
Mid Cap Core Fund	31	302	Value & Restructuring Fund	59	421
Mid Cap Index Fund	32	303	Vista Fund	60	423

John Hancock Funds II
Manager’s Commentary and Fund Performance

Fund Performance

In the following pages we have set forth information regarding the performance of each Fund of the John Hancock Funds II (the “trust”). There are several ways to evaluate a Fund’s historical performance. One can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. With respect to all performance information presented, it is important to understand that past performance does not guarantee future results. Return and principal fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds are still in their first year of operation so a full year of past performance is not available.

Performance Tables

The Performance Tables show two types of total return information: cumulative and average annual total returns. A cumulative total return is an expression of a Fund’s total change in share value in percentage terms over a set period of time — one, five and ten years (or since the Fund’s inception if less than the applicable period). An average annual total return takes the Fund’s cumulative total return for a time period greater than one year and shows what would have happened if the Fund had performed at a constant rate each year. The tables show all cumulative and average annual total returns, net of fees and expenses of the Trust, but do not reflect the insurance (separate account) expenses (including a possible contingent deferred sales charge) that invest in the Fund. If these were included, performance would be lower.

Graph — Change in Value of $10,000 Investment and Comparative Indices

The performance graph for each Fund shows the change in value of a $10,000 investment over the life or ten-year period of each Fund, whichever is shorter. Each Fund’s performance is compared with the performance of one or more broad-based securities indices as a “benchmark.” All performance information includes the reinvestment of dividends and capital gain distributions, as well as the deduction of ongoing management fees and Fund operating expenses. The benchmarks used for comparison are unmanaged and include reinvestment of dividends and capital gains distributions, if any, but do not reflect any fees or expenses. Funds that invest in multiple asset classes are compared with a customized benchmark. This benchmark is comprised of a set percentage allocation from each of the asset classes in which the Fund invests.

Portfolio Manager’s Commentary

Finally, we have provided a commentary by each portfolio manager regarding each Fund’s performance during the period ended August 31, 2006. The views expressed are those of the portfolio manager as of August 31, 2006, and are subject to change based on market and other conditions. Information about a Fund’s holdings, asset allocation or country diversification is historical and is no indication of future fund composition, which will vary. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Funds are not insured by the FDIC, are not a deposit or other obligation of, or guaranteed by banks and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Funds, see the Fund prospectus.

“Standard & Poor’s,” “Standard & Poor’s 500,” “S&P 500,” and “S&P MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. “Russell 1000,” “Russell 2000,” “Russell 3000,” and “Russell Midcap” are trademarks of Frank Russell Company. “Wilshire 5000” is a trademark of Wilshire Associates. “Morgan Stanley European Australian Far East Free”, “EAFE” and “MSCI” are trademarks of Morgan Stanley & Co. Incorporated.” “Lehman Brothers” is a registered trademark of Lehman Brothers Inc. “Lipper” is a registered trademark of Reuters S.A. None of the Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.

Absolute Return Fund

Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Managers: Steve Orlich and James Robertson

INVESTMENT OBJECTIVE & POLICIES - To seek maximum real return, consistent with preservation of real capital and prudent investment management.

Target Asset Allocation	% of Total

Fixed Income
Multi-Sector Bond	13.00
High Yield Bond	10.00
Treasury Inflation Protected Securities	10.00
Intermediate-Term Bond	10.00
Cash	8.00
Long-Term Bond	3.00
Global Bond	2.00
Short-Term Bond	2.00

Equity
U. S. Large Cap	15.00
Real Estate	9.00
U.S. Small Cap	5.00
Natural Resources	4.00
International	4.00
International Small Cap	3.00
Commodities	2.00

PORTFOLIO MANAGER’S COMMENTARY

Performance - Since its inception in June 2006, the Absolute Return Fund returned + 4.20%, outperforming the +3.15% return of the Lehman Brothers U.S. TIPS 1-10 Year Index and the +1.33% return of the CPI +5%.

Environment - We started the Fund with the goal of establishing a mix that would achieve the objectives of CPI+ and avoid an initial downturn in performance. To this end, we started with an underweight to the commodities market. The move in commodities had become almost parabolic and we felt it would not be prudent to go to full weight under those conditions. The market has subsequently retraced, providing us the opportunity to move to an equal weight at a more attractive level. In fixed income, the flat yield curve and Fed tightening prompted us to again underweight the asset class. We did, however, feel that the high yield market was extremely attractive. The high running yield and a credit environment that we believe will remain friendly for some time to come points to the best fixed income asset. An almost 70% yield pick-up over treasuries was compelling. In the equity portion, we were positive, but felt a short term correction could occur. As such, we tilted away from small cap in favor of large cap. The correction materialized to a certain degree, but the portfolio was protected.

Outlook - Looking forward, we remain comfortable with our current stance. Interest rates are still not compelling but the argument in favor of high yield remains valid. The Fed appears to have halted its relentless tightening campaign, and the softening housing market is leading to a slightly lower level of GDP growth. Add in a correcting commodity market, and we expect inflation concerns to moderate, and the overall economy to continue to move forward at a reasonable clip. We remain well positioned, although we are looking at selling calls against our equity exposure to earn income and crystallize gains.

The views expressed are those of the portfolio manager as of August 31, 2006, and are subject to change based on market and other conditions.

	Cumulative Total Return					Cumulative Total Return
PERFORMANCE TABLE[1,4]	Without Maximum Sales Charge (NAV)					With Maximum Sales Charge (POP)

				Since				Since
Periods Ending August 31, 2006	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

Absolute Return Class A (began 6/26/06)	—	—	—	4.20%	—	—	—	–1.04%
Absolute Return Class B (began 6/26/06)	—	—	—	4.00%	—	—	—	–1.00%
Absolute Return Class C (began 6/26/06)	—	—	—	4.00%	—	—	—	3.00%
Absolute Return Class 1 (began 6/26/06)	—	—	—	4.20%	—	—	—	4.20%
Lehman Brothers U.S. TIPS 1-10 Year Index[3,5,7]	—	—	—	3.15%	—	—	—	3.15%
CPI +5%[3,6,7]	—	—	—	1.33%	—	—	—	1.33%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since June 26, 2006.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Since inception, a portion of the Absolute Return Fund expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.

5 Lehman Brothers U.S. TIPS 1-10 Year Index is an unmanaged index which consists of Inflation-Protection securities issued by the U.S. Treasury. The stocks in this index must have at least one year to final maturity, have at least $250 million par amount outstanding and be rated investment-grade (Baa3/BBB– or higher) by at least two of the following ratings agencies: Moody’s, S&P, Fitch.

6 The CPI + 5% benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index. This index reflects non-seasonably adjusted returns. The Consumer Price Index (CPI) is an unmanaged index representing the rate of inflation in U.S. consumer prices as determined by the U.S. Department of Labor Statistics. There can be no guarantee that the CPI or other indices will reflect the exact level of inflation at any given time. It is not possible to invest directly in an index.

7 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

Active Bond Fund

Subadviser: Declaration Management & Research LLC, Sovereign Asset Management LLC
Portfolio Managers: James E. Shallcross and Peter Farley

INVESTMENT OBJECTIVE & POLICIES - To seek income and capital appreciation. The Fund normally invests at least 80% of its assets in a diversified mix of debt securities and instruments.

Sector Weighting*	% of Total

Mortgage Securities	38.98
Government	15.27
Financial	7.67
Communications	3.03
Utilities	2.40
Asset Backed Securities	2.32
Energy	1.79
Consumer, Non-cyclical	1.37
Consumer, Cyclical	1.00
Industrial	0.89

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance - Since its inception in October 2005, the Active Bond Fund returned +3.09%, underperforming the +3.72% return of the LB Aggregate Bond Index.

Environment - Interest rates moved higher during the period as the Federal Reserve continued its restrictive monetary policy. The economy shifted back into momentum in the first quarter of 2006, after falling behind because of the impact of the Gulf Coast hurricanes in 2005. Inflation began to elevate, as both wages and surging energy prices raised the prospects for higher interest rates. The yield curve flattened as short-term interest rates increased by nearly a full percentage point, while long-term rates climbed 0.20% . The market was positioned for slower economic growth as indications for the Fed to pause were coming to fruition after its long series of interest rate hikes. The Fund remained short in duration against the benchmark and was positioned for a yield curve-flattening move in the market. Most fixed-income sectors performed well, with high yield and emerging markets leading the pack. The fund benefited from having positions in both. Mortgages also contributed to performance as commercial mortgage-backed securities outperformed on the heels of improving sector fundamentals.

Outlook - Economic growth is expected to slow as higher interest rates, a softening residential real estate market, and elevated energy prices stall consumer consumption. Inflation remains a concern for the Fed, but is expected to taper off with evidence of economic weakness. Historically, the Fed has been unable to engineer a soft landing for the economy. This time, the Fed is better positioned. However, the fallout from a weaker housing market has yet to filter through the economy. Interest rates will remain range-bound in the high 4% area as the market wrestles with inflation and slower growth. Fixed-income sectors are approaching rich levels and caution is warranted, especially in credit, as the economy transitions.

Sovereign Asset Management LLC

Environment - Early during the past year, a combination of longer and shorter-dated bonds positioned the Fund for a flatter yield curve. Portfolio duration was generally kept below the benchmark. We structured the Fund this way believing economic growth would remain above 3% and inflation pressures would mount, causing interest rates to increase. The Federal Reserve continued to tighten monetary policy, taking the federal funds rate from 3.50% to 5.25% before pausing in August. Interest rates for the U.S. Treasury market increased and the curve flattened. More recently, we shifted the maturity position to benefit from an eventual steepening. The portfolio’s largest sector weightings were in corporate bonds and mortgage-backed securities. We took a cautious approach among the more cyclical sectors within corporate bonds. Corporate spreads remained near historically tight levels, and with the Fed removing liquidity from the financial system, we believed spreads would widen. This scenario did not play out, as high yield corporate bonds continued to outperform other sectors. In the mortgage market, we remained defensive as well, holding adjustable-rate mortgages in place of many fixed-rate 30-year mortgages. This position worked out well, as changes in prepayment rates led 30-year mortgages to underperform adjustable-rate mortgages.

Outlook - Recent indicators show the housing market weakening much faster than predicted, with many areas of the country experiencing decreasing home prices. Combined with higher energy prices and interest rates over the past year, we believe that this will have a moderating effect for the U.S. and global economies. Inflation pressures should begin to ease as growth slows. Most recently, commodity prices have started to decline. We expect the federal funds rate to ease in 2007. While the economy will likely slow and interest rates fall, we do not expect a significant widening in corporate bond spreads, as we doubt the U.S. economy will enter a recession. Likewise, there should be little negative effect on mortgage-backed security spreads.

The views expressed are those of the portfolio manager as of August 31, 2006, and are subject to change based on market and other conditions.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ending August 31, 2006	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

Active Bond Class 1 (began 10/15/05)	—	—	—	—	—	—	—	2.68%
Active Bond Class NAV (began 10/27/05)	—	—	—	—	—	—	—	3.09%
Lehman Brothers Aggregate Bond Index (10/15/05)[3,4,5]	—	—	—	—	—	—	—	3.37%
Lehman Brothers Aggregate Bond Index (10/27/05)[3,4,5]	—	—	—	—	—	—	—	3.72%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadvisers have managed the fund since October 15, 2005.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Lehman Brothers Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

All Cap Core Fund

Subadviser: Deutsche Asset Management
Portfolio Managers: Julie Abbett, Janet Campagna and Robert Wang

INVESTMENT OBJECTIVE & POLICIES - To seek to achieve long-term growth of capital by investing in stocks within all assets classes (small-, mid- and large-cap) primarily those within the Russell 3000 Index.

Sector Weighting*	% of Total

Consumer, Non-cyclical	18.94
Financial	15.69
Technology	9.85
Consumer, Cyclical	9.35
Communications	8.51
Industrial	7.99
Energy	7.96
Basic Materials	3.65
Utilities	2.92

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance - Since its inception in April 2005, the All Cap Core Fund returned –0.80%, underper-forming the –0.75% return of the Russell 3000 Total Index.

Environment - The US stock market has remained choppy on worries about economic growth, energy prices and rising interest rates. In August 2006, markets responded positively to news on all three factors. Economic releases such as slightly higher jobless claims, lower new home and auto sales, as well as lower consumer confidence, supported slowing growth. In response, on August 8, the Federal Reserve paused at a 5.25% Federal Funds level; this is a change from increases over the last 18 months. The Federal Reserve noted the slowing economy outweighed inflation concerns but it left a door open for more hikes in the future.

The All Cap Core strategy outperformed its benchmark during the period. Stocks within the energy, capital goods, and retailing industry groups contributed most to relative performance. Stocks within the energy industry group returned a positive 3.86% while those in the benchmark 0.03% . The largest detractor from relative performance was the food & staples retailing industry group. Stocks within the Index in this industry group returned 4.13% versus a return of -4.58% in the portfolio.

Outlook - Over the next several quarters, US economic data should continue to show lower levels of growth than 1st quarter 2006. The Federal Reserve paused on their cycle of raising interest rates, with the economy forecast to slow to a pace at or slightly below trend. We believe this should encourage a gradual transition back to high quality stocks, and therefore our disciplined approach to portfolio management will continue to be rewarded. As the profit cycle decelerates and margin growth slows through competitive pressures, we believe owning companies with high quality earnings and strong cash flow will leave the portfolio well positioned for continued success.

The views expressed are those of the portfolio manager as of August 31, 2006, and are subject to change based on market and other conditions.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2006	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

All Cap Core Class NAV (began 4/28/06)	—	—	—	—	—	—	—	–0.80%
Russell 3000 Total Index[3,4,5]	—	—	—	—	—	—	—	–0.75%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since April 28, 2006.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Russell 3000 Total Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

All Cap Growth Fund

Subadviser: AIM Capital Management, Inc.
Portfolio Managers: Lanny H. Sachnowitz, Kirk L. Anderson, Robert J. Lloyd and James G. Birdsall

INVESTMENT OBJECTIVE & POLICIES - To seek to achieve long-term capital appreciation by investing principally in common stocks of companies that are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth.

Sector Weighting*	% of Total

Consumer, Non-cyclical	19.06
Industrial	13.96
Technology	13.95
Consumer, Cyclical	12.85
Communications	11.37
Financial	10.48
Energy	5.46
Basic Materials	3.54

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance - Since its inception in October 2005, the All Cap Growth Fund returned +6.11%, underperforming the +6.61% return of the Russell 3000 Growth Index.

Environment - Despite widespread concern about the impact of rising short-term interest rates, high energy prices, a housing bubble and the long-term economic effects of the Gulf Coast hurricanes of 2005, the equity markets generated positive returns for the fiscal year. Under new chairman Ben Bernanke, the Federal Reserve continued raising the federal funds rate, to 5.25% . Positive performance in the Russell 3000 Growth Index was broad-based, with the highest returns in the Utilities, Telecommunications and Materials sectors.

The Fund outperformed the benchmark by a wide margin in Industrials, Materials and Financials. In Industrials, the Fund had strong stock selection across several industries that benefited from global economic expansion. In Materials, we gained from stock selection and an overweight, as the sector was a top Index performer. Metals and mining stocks made key contributions, as commodity prices remained high generally, and the fund benefited from an overweight position. In Financials, our performance was driven by stock selection in insurance and commercial bank holdings and overweight positions in capital market and diversified financial services holdings.

The Fund underperformed by a wide margin versus its benchmark in the Health Care, Consumer Staples and Energy sectors. Stock selection and an overweight in the health care providers and services industry detracted from performance. In the Consumer Staples sector, stock selection and an underweight in beverages and in food and staples retailing detracted from performance. Underperformance in Energy was driven largely by an overweight position, as many Energy stocks began to fade late in the period.

Outlook - We believe growth stocks are poised to outperform. Many growth stocks continue to trade at reasonable valuations relative to value stocks, as well as to expected growth rates, and the current economic environment is favorable for the stock prices of companies that can deliver above-average earnings growth. This environment has created an opportunity to buy companies with superior growth prospects at unusually modest prices.

The portfolio is positioned to benefit from global economic growth, although we maintain significant positions in relatively defensive growth stocks as the economic cycle shows signs of maturing.

The views expressed are those of the portfolio manager as of August 31, 2006, and are subject to change based on market and other conditions.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2006	1-Year	5-Year	10-year	inception	1-year	5-Year	10-year	inception[2]

All Cap Growth Class 1 (began 10/15/05)	—	—	—	—	—	—	—	6.05%
All Cap Growth Class NAV (began 10/15/05)	—	—	—	—	—	—	—	6.11%
Russell 3000 Growth Index[3,4,5]	—	—	—	—	—	—	—	6.61%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since October 15, 2005.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Russell 3000 Growth Index is an unmnaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes.

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

All Cap Value Fund

Subadviser: Lord, Abbett & Co. LLC
Portfolio Managers: David G. Builder, Robert P. Fetch, Daniel H. Frascarelli, Howard E. Hansen, Gerard E. Heffernan Jr. and Robert G. Morris

INVESTMENT OBJECTIVE & POLICIES - To seek to achieve capital appreciation, the Fund will invest primarily in equity securities of U.S. and multinational companies that Lord, Abbett & Co. LLC (Lord Abbett) believes are undervalued in all capitalization ranges. Under normal circumstances, the Fund will invest at least 50% of its net assets in equity securities of large, seasoned companies with market capitalizations of at least $5 billion at the time of purchase.

Sector Weighting*	% of Total

Industrial	23.20
Consumer, Non-cyclical	17.56
Financial	10.48
Energy	9.62
Communications	6.95
Basic Materials	5.89
Consumer, Cyclical	5.50
Utilities	4.47
Technology	3.36

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance - Since its inception in October 2005, the All Cap Value Fund returned +14.69%, underperforming the +17.54% return of the Russell 3000 Value Index.

Environment - After outperforming the Index for the first half of the year, the portfolio underperformed significantly in July. This coincided with the market’s reaction to the perceived slowing U.S. economy, which hurt our cyclical stocks. The largest detractor from relative performance was Technology stock selection. The relative overweight within this sector also hurt performance because Technology was the portfolio’s second worst performing sector. Within Financial Services, stock selection and our relative underweight also detracted from performance. The Fund either did not own or held a relative underweight in several very strong performers in this sector. Stock selection within the Health Care sector was also a detractor, as product recalls affected one of our holdings.

A relative sector overweight within the Materials and Processing sector was the largest contributor to the portfolio’s performance versus the Russell 3000 Value Index. Within this sector, which posted the highest returns in the Index, the Fund’s average weighting was almost three times higher than the Index. Stock selection in Materials and Processing also was positive. The Other Energy sector provided our highest returns, led by strong stock selection. Lastly, the Fund’s relative overweight within the Consumer Staples sector benefited performance as cyclical stocks performed well.

Outlook - We are focused on finding companies that meet certain valuation hurdles and that have identifiable catalysts to drive their stock prices higher. We have found many such companies within the Materials and Processing and Technology sectors, which led the portfolio to a relative overweight in both of these sectors, as of the end of August. In contrast, we continue to be concerned about earnings and valuations within the Financial Services sector, which is by far the portfolio’s largest underweight. We will continue to build the portfolio from the bottom up and respond to opportunities that exist in every market environment.

The views expressed are those of the portfolio manager as of August 31, 2006, and are subject to change based on market and other conditions.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2006	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

All Cap Value Class 1 (began 10/15/05)	—	—	—	—	—	—	—	14.64%
All Cap Value Class NAV (began 10/15/05)	—	—	—	—	—	—	—	14.69%
Russell 3000 Value Index[3,4,5]	—	—	—	—	—	—	—	17.54%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since October 15, 2005.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Russell 3000 Value Index is an unmanaged index that measures the performance of those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or Russell 2000 Value indexes.

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

Blue Chip Growth Fund

Subadviser: T. Rowe Price Associates, Inc.
Portfolio Manager: Larry J. Puglia

INVESTMENT OBJECTIVE & POLICIES - To seek to provide long-term growth of capital by investing at least 80% of the Fund’s total assets in the common stocks of large and medium sized blue chip growth companies as defined by T. Rowe Price Associates, Inc. These are firms that the managers believe are well established in their industries and have the potential for above-average earnings growth. Current income is a secondary objective.

Sector Weighting*	% of Total

Consumer, Non-cyclical	22.48
Financial	20.14
Technology	13.34
Communications	12.61
Industrial	9.69
Consumer, Cyclical	9.11
Energy	6.98
Basic Materials	1.19

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance - Since its inception in October 2005, the Blue Chip Growth Fund returned +7.90%, underperforming the +11.77% return of the S&P 500 Index.

Environment - U.S. stocks rose over the past 10-plus-month period. Within the S&P 500, the materials and telecommunications services sectors posted the strongest returns: the IT and consumer discretionary sectors were weakest but generated positive returns for the period. Investors seemed pleased that the Federal Reserve refrained from raising the Fed funds target rate on August 8, and stocks rallied at the end of the period.

A significant overweight and stock selection in the information technology sector was the fund’s largest relative performance detractor. Although Google, Nokia, and Intuit were strong gainers, an overweight in Dell and semiconductor holdings Maxim Integrated Products and Marvell Technology Group detracted from the sector’s results. Currently, our largest overweights are in the semiconductors and semiconductor equipment and Internet software and services industries because we believe in the multi-year growth potential of the companies we own.

Stock selection in the health care sector was the next-largest detractor. Nevertheless, we believe in the long-term prospects for our providers and services holdings given their exceptional cash flow generation ability. The financials sector also detracted due to stock selection — although the sector was the strongest absolute contributor. We’ve maintained an overweight in capital markets because of the positive economic backdrop, healthy investment banking activity, and the ability to leverage fee-for-service business models that should generate strong free cash flow and earnings growth.

Despite our underweight allocation, the energy sector was the best relative performer thanks to oil equipment and services companies Baker Hughes, Smith International, and Schlumberger. We like the prospects for our oil services holdings as they continue to benefit from increased spending by energy producers on infrastructure, equipment, technology, and specialized services.

Outlook - We continue to anticipate solid GDP growth, modest increases in inflation and interest rates, and stable unemployment and consumer confidence for the remainder of 2006. In addition, we expect good corporate profits that could lead to increased business spending. Valuations are reasonable, particularly for large-cap growth companies generating consistent earnings and cash-flow growth. However, with a moderation in average earnings growth rates, stock selection should become increasingly important. We remain optimistic on the prospects for equities and remain vigilant in finding companies with durable long-term growth characteristics, regardless of the economic environment.

The views expressed are those of the portfolio manager as of August 31, 2006, and are subject to change based on market and other conditions.

PERFORMANCE TABLE[1,4]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2006	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

Blue Chip Growth Class 1 (began 10/15/05)	—	—	—	—	—	—	—	7.88%
Blue Chip Growth Class NAV (began 10/15/05)	—	—	—	—	—	—	—	7.90%
Standard & Poors 500 Index[3,5,6]	—	—	—	—	—	—	—	11.77%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since October 15, 2005.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Since inception, a portion of the Blue Chip Growth Fund expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.

5 Standard & Poors 500 Index is an unmanaged index that includes 500 widely traded common stocks.

6 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

Capital Appreciation Fund

Subadviser: Jennison Associates, LLC
Portfolio Managers: Michael Del Balso, Kathleen McCarragher and Spiros Seagalas

INVESTMENT OBJECTIVE & POLICIES - To seek to achieve long-term growth of capital by investing at least 65% of the Fund’s total assets in equity-related securities of companies that exceed $1 billion in market capitalization and that Jennison Associates believes have above-average growth prospects.

Sector Weighting*	% of Total

Consumer, Non-cyclical	30.80
Communications	17.92
Financial	12.52
Technology	12.28
Consumer, Cyclical	9.71
Industrial	6.96
Energy	4.08

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance - Since its inception in October 2005, the Capital Appreciation Fund returned +2.72%, underperforming the +6.16% return of the Russell 1000 Growth Index.

Environment - The September quarter of 2005 was marked by a series of disruptive events, most notably Hurricanes Katrina and Rita and the London train bombings. The economic fallout from the Gulf coast storms produced real and lingering economic effects in fourth-quarter 2005, reflected most immediately in sharply higher refined products and natural gas prices. The economy rebounded strongly during first-quarter 2006, posting solid and balanced growth across almost all fronts. Higher commodity prices and inflation concerns combined with rising interest rates to produce a difficult second-quarter 2006 for many asset classes and markets. Despite these headwinds, the US economy maintained positive momentum, although growth cooled from the first quarter’s 5.6% rate to 2.5% . From May through the end of the Fund’s fiscal year in August, stocks had a difficult time as perceptions of where growth, inflation, and interest rates were headed changed rapidly. A struggle ensued between those with their hopes pinned on sustained growth worrying about the likelihood of higher interest rates and those who felt that signs of economic moderation were already foreshadowing a slowdown and that recession was now the greater risk.

The Fund underperformed the Russell 1000® Growth Index in large part because of adverse stock selection in the Information Technology sector. Stock selection detracted materially from relative performance in Consumer Discretionary as well. In Industrials, an underweight position hurt return. Stock selection in the Financials sector was a chief contributor to positive relative performance, as was an overweight allocation to Health Care.

Outlook - Economic activity is likely to moderate during the remainder of 2006, as the consumer sector confronts the effects of higher interest rates and energy prices. Weaker year-over-year sales gains are probable, but normal seasonality is likely. The tone in the corporate sector is more favorable because of sustained positive sales growth and the above-average profitability associated with the current cycle. We believe the profit outlook for companies in the Fund remains strong. Despite inflation fears and uncertainty of future monetary policy, we believe the current interest rate cycle is peaking. In our view, the economy remains durable, with growth outside the US more supportive than at any point in the current decade.

The views expressed are those of the portfolio manager as of August 31, 2006, and are subject to change based on market and other conditions.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2006	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

Capital Appreciation Class 1 (began 10/15/05)	—	—	—	—	—	—	—	2.61%
Capital Appreciation Class NAV (began 10/15/05)	—	—	—	—	—	—	—	2.72%
Russell 1000 Growth Index[3,4,5]	—	—	—	—	—	—	—	6.16%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since October 15, 2005.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Russell 1000 Growth Index is an unmanaged index composed of the Russell 1000 securities that have a greater-than-average growth orientation.

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

Core Bond Fund

Subadviser: Wells Capital Management, Inc.
Portfolio Managers: William Stevens, Marie Chandoha and Thomas O'Connor

INVESTMENT OBJECTIVE & POLICIES - Seeks total return consisting of income and capital appreciation by investing in a broad range of investment-grade debt securities, including US Government obligations, corporate bonds, mortgage- and other asset-backed securities and money market instruments.

Sector Weighting*	% of Total

Mortgage Securities	55.80
Government	15.70
Asset Backed Securities	8.45
Financial	8.20
Communications	3.34
Energy	1.65
Utilities	1.64
Consumer, Non-cyclical	1.23
Consumer, Cyclical	0.72
Industrial	0.53

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance - Since its inception in October 2005, the Core Bond Fund returned +2.90%, underperforming the +3.37% return of the LB Aggregate Bond Index.

Environment - Due to the effects of the twin hurricanes and spiking energy prices, it became evident to investors late last year that the economy was slowing. Longer-term Treasury yields moved downward until mid-January of 2006. The slowdown proved temporary, as the economy rebounded during the first quarter of 2006, sending Treasury yields upward, peaking in June. The Federal Reserve continued its tightening regime, lifting the federal funds rate from 4.00% in November 2005 to the current rate of 5.25% . Investment grade corporate bond spreads remained stable over the period and at historically tight levels, as the credit fundamentals remained positive. Mortgage spreads also remained fairly stable during the period, as volatility has been historically low.

Outlook - The Federal Reserve held rates steady at its August meeting and the market’s reaction seems to imply “the Fed is done.” The market was probably too jubilant and Treasury rates, which have dropped by close to 0.5% since early July, are biased to move up modestly from here. The rapid deceleration of all aspects of the housing sector continues to shadow the outlook for economic growth as weaker than expected housing data dominated August’s economic releases. But inflation is also edging up. The Fed could face the unsavory prospect of slower growth and higher prices. We think the Fed will leave rates unchanged for now, giving more time for economic data to reveal how much the economy is slowing and whether inflation is really an issue.

Our largest sector overweight continues to be in Commercial Mortgage-Backed Securities (CMBS). We particularly like the older CMBS issues with better underwriting. In Mortgage-Backed Securities, we have moved to more defensive positioning, adding to our holdings of 15-year mortgages. In August, we pared back our corporate positioning to neutral relative to the Lehman Brothers Aggregate Bond Index, as many of our holdings have outperformed. Given the very heavy new issue calendar in September, we believe we can add corporate bonds at more attractive levels. In all sectors, we continue to focus our efforts on finding good relative value opportunities through our bottom-up research.

The views expressed are those of the portfolio manager as of August 31, 2006, and are subject to change based on market and other conditions.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ending August 31, 2006	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

Core Bond Class 1 (began 10/15/05)	—	—	—	—	—	—	—	2.86%
Core Bond Class NAV (began 10/15/05)	—	—	—	—	—	—	—	2.90%
Lehman Brothers Aggregate Bond Index[3,4,5]	—	—	—	—	—	—	—	3.37%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since October 15, 2005.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Lehman Brothers Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

Core Equity Fund

Subadviser: Legg Mason Funds Management, Inc.
Portfolio Manager: Mary Chris Gay and Bill Miller

INVESTMENT OBJECTIVE & POLICIES - To seek long term capital growth by investing, under normal market conditions, primarily in large capitalization equity securities that, in the subadviser’s opinion, offer the potential for capital growth.

Sector Weighting*	% of Total

Communications	36.21
Financial	14.80
Consumer, Non-cyclical	12.11
Consumer, Cyclical	10.52
Industrial	10.13
Technology	8.45
Utilities	5.32

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance - Since its inception in October 2005, the Core Equity Fund returned +3.63%, underperforming the +11.77% return of the S&P 500 Index.

Environment - The ten-month period began strongly for the U.S. equity market, which was buoyed by the moderation in oil prices that followed hurricanes Katrina and Rita and economic reports indicating robust productivity. Despite lingering concerns that new Fed Chairman Ben Bernanke would raise interest rates too far in an effort to establish his inflation-fighting credentials, the S&P 500’s total return of 4.21% in the first quarter of 2006 marked its best first quarter showing since 1999. Small-cap stocks continued their leadership as the year began, but large caps began to show relative strength in the second quarter amid simultaneous tightening efforts from the U.S. Federal Reserve, Bank of Japan, and European Central Bank. After 17 consecutive hikes, the Fed left short-term rates unchanged at its August meeting, setting the stage for the equity markets as the historically weak fall season gets underway.

From a sector perspective, consolidation in Telecommunication, particularly the $67 billion mega-merger between AT&T and BellSouth, led the group to the strongest performance in the S&P 500. Due to its substantial overweight, it was also the top-contributing sector in the John Hancock Core Equity Trust portfolio. Energy displayed continued strength, gaining 17.4% as oil prices rose amid geopolitical tensions, a move that hindered the relative performance of the portfolio due to our absence from the sector. Versus the S&P 500 benchmark, the primary cause for portfolio underperformance was a significantly overweight position in the index-lagging Consumer Discretionary sector, which was exacerbated by the poor returns of our individual securities, especially Internet-related businesses and home-builders. In addition, a pullback from our managed care holdings detracted from our performance in Health Care.

Outlook - We believe the economy remains healthy overall, recently softening oil prices should help consumers, and the Fed will likely keep rates at their current level for the time being. While the Fed’s actions will impact equity results, we continue to see ample reason to be positive on the prospects for equities, particularly U.S. mega caps, whether the Fed stands pat in September or not. Corporate balance sheets are flush with cash, share buybacks are on the rise, earnings growth is solid, M&A and private equity activity is robust, and, most importantly, valuations for large-cap stocks are among the best they have been in many years. In short, we expect U.S. equity investors will be rewarded for staying the course in coming months.

The views expressed are those of the portfolio manager as of August 31, 2006, and are subject to change based on market and other conditions.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2006	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

Core Equity Class 1 (began 10/15/05)	—	—	—	—	—	—	—	3.56%
Core Equity Class NAV (began 10/15/05)	—	—	—	—	—	—	—	3.63%
Standard & Poors 500 Index[3,4,5]	—	—	—	—	—	—	—	11.77%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since October 15, 2005.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Standard & Poors 500 Index is an unmanaged index that includes 500 widely traded common stocks.

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

Emerging Growth Fund

Subadviser: Sovereign Asset Management LLC
Portfolio Managers: Alan E. Norton and Henry E. Mehlman

INVESTMENT OBJECTIVE & POLICIES - The Fund seeks long-term capital appreciation by investing at least 80% of the Fund’s total assets in equity securities of small capitalization companies.

Sector Weighting*	% of Total

Consumer, Non-cyclical	23.19
Technology	14.62
Industrial	11.79
Consumer, Cyclical	9.77
Financial	8.21
Communications	6.39
Energy	5.96
Funds	1.48
Basic Materials	0.37

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance - Since its inception in October 2005, the Emerging Growth Fund returned +12.17%, outperforming the +11.27% return of the Russell 2000 Growth Index.

Environment - The equity markets have been tumultuous over the past four months. Most indices reached their yearly highs in mid-May, only to give back double-digits gains and set yearly lows two months later. Most concerns centered on the extent to which the U.S. Federal Reserve would ultimately raise interest rates, and fears of Mid East unrest and global terrorism. A vigilant Fed has monitored a strong economy and rising commodity prices. The federal funds rate was raised to 5.25% in June, 2.25% higher than June 2005. The equity markets were not able to support valuations in the face of higher interest rates and rising commodity prices.

The concern shifted to the Fed possibly tightening too much; the market took on a decidedly defensive tone. The Energy and Materials sectors were strong performers before May’s high point, and then defensive strategies began to outperform. Value stocks continued to outperform growth stocks. The portfolio was positioned all year for a healthy economy. It will benefit if growth begins outperforming value and defensive strategies, which we expect.

Outlook - We believe our focus on high-quality growth names should position the Fund well for an environment where economic growth may decelerate modestly, but will not spiral into a recession. While it appears at the moment that the current Fed tightening cycle is at or near the end, we are encouraged that corporate profits remain robust, margins are healthy and unemployment is very low.

We continue to believe business investment will drive economic growth and we are encouraged by the opportunities we see in the Health Care sector, where favorable long-term demographic tailwinds exist, and new technologies and products continue to emerge that should be able to grow in any environment. Regarding consumer-dependant stocks, we feel that a lot of pessimism is reflected in current stock prices and opportunities exist to invest in high-quality consumer brands that are attractively valued. In general, the Fund is positioned to benefit from a market that ascribes a higher value for quality growth stocks with visible earnings prospects.

The views expressed are those of the portfolio manager as of August 31, 2006, and are subject to change based on market and other conditions.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2006	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

Emerging Growth Class 1 (began 10/15/05)	—	—	—	—	—	—	—	12.17%
Emerging Growth Class NAV (began 10/15/05)	—	—	—	—	—	—	—	12.17%
Russell 2000 Growth Index[3,4,5]	—	—	—	—	—	—	—	11.27%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since October 15, 2005.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Russell 2000 Growth Index is an unmanaged index that contains those securities from the Russell 2000 Index with a greater than average growth orientation.

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

Emerging Small Company Fund

Subadviser: RCM Capital Management, LLC
Portfolio Managers: Thomas J. Ross

INVESTMENT OBJECTIVE & POLICIES - To seek to achieve long-term capital appreciation by primarily investing in the common stocks of small capitalization companies.

Sector Weighting*	% of Total

Consumer, Non-cyclical	22.93
Financial	17.30
Consumer, Cyclical	14.97
Industrial	13.32
Technology	10.28
Energy	6.25
Communications	5.77
Funds	3.35
Basic Materials	1.09

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance - Since its inception in June 2006, the Emerging Small Company Fund returned –1.46%, underperforming the +2.58% return of the Russell 2000 Growth Index.

Environment - After reaching an all-time high on May 5, the Russell 2000 Index has corrected substantially. Strong gains in equities over the first four months of 2006 began to erode after the U.S. Federal Reserve’s early May policy meeting. The increasingly hawkish tone concerned investors that the Fed may raise rates too far, given a tendency to overshoot in prior cycles.

From May through August, the Russell 2000 Index lost 5.4%, while the Russell 2000 Growth Index fell by 9.2% . While all sectors in the growth index posted negative returns during this period, Consumer Staples, Financials and Energy held up the best, outperforming on a relative basis.

The decision-making process is always focused on individual stock selection over an intermediate time horizon. During the period under review, the portfolio was positioned to gain advantage in a market environment characterized by increasing volatility, profit taking, and potentially a corrective phase. For this reason, we underweighted the Technology sector and focused on companies that were positioned to benefit from increased spending in the Telecommunications and Financial sectors.

Within Health Care, we focused on companies whose businesses were biased towards services and existing medical technology products, while we underweighted biotechnology. We overweighted very high quality companies in transportations, which, despite having proven to be excellent long-term investments, corrected sharply as the market declined.

Outlook - Because we believe the Fed is at or near the end of its tightening cycle, we recently increased positions in selected Financial companies with solid growth attributes that we believe will benefit from an improving interest rate environment. We anticipate adding to selected Technology holdings while remaining cognizant of valuations. We are particularly focused on the possible peak in earnings in various Industrial names and we will take actions appropriately.

The views expressed are those of the portfolio manager as of August 31, 2006, and are subject to change based on market and other conditions.

PERFORMANCE TABLE[1,4]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2006	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

Emerging Small Company Class 1 (began 10/15/05)	—	—	—	—	—	—	—	2.84%
Emerging Small Company Class NAV (began 6/26/06)	—	—	—	—	—	—	—	-1.46%
Russell 2000 Growth Index (10/15/05)[3,5,6]	—	—	—	—	—	—	—	11.27%
Russell 2000 Growth Index (6/26/06)[3,5,6]	—	—	—	—	—	—	—	2.58%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since April 28, 2006.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Since inception, a portion of the Emerging Small Company Fund expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.

5 Russell 2000 Growth Index is an unmanaged index that contains those securities from the Russell 2000 Index with a greater than average growth orientation.

6 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

Equity-Income Fund

Subadviser: T. Rowe Price Associates, Inc.
Portfolio Manager: Brian C. Rogers

INVESTMENT OBJECTIVE & POLICIES - To seek to provide substantial dividend income and long-term capital appreciation by investing primarily in common stocks of well-established companies. The Fund will normally invest in companies that are paying above-average dividends. T. Rowe Price Associates, Inc. (T. Rowe Price) seeks to select stocks that appear to be undervalued or temporarily out of favor, but that have good prospects for capital appreciation and dividend growth.

Sector Weighting*	% of Total

Consumer, Non-cyclical	18.48
Financial	16.54
Communications	15.31
Industrial	11.72
Energy	9.85
Consumer, Cyclical	5.46
Basic Materials	4.32
Technology	4.28
Utilities	4.12
Mortgage Securities	0.44

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance - Since its inception in October 2005, the Equity-Income Fund returned +13.54%, underperforming the +17.45% return of the Russell 1000 Value Index.

Environment - All sectors of the Russell 1000 Value Index registered positive results during the period, led by telecommunication services, materials, and consumer staples. Lagging sectors included consumer discretionary, industrials and business services, and information technology.

The consumer discretionary sector was the largest detractor from relative performance due to a combination of stock selection-especially in specialty retail and media-and our large overweight in this segment. Stock selection in the consumer staples sector also weighed on relative performance, driven by weakness in our food and staples retailing and household products holdings. Information technology detracted from relative performance on stock selection in the computers and peripherals and semiconductor and semiconductor equipment industries. Technology stocks have tumbled recently, and we took advantage of the opportunity to invest in quality companies at attractive valuations.

Industrial and business services was the largest positive contributor to relative performance, aided by good stock selection, especially in commercial services and supplies and in aerospace and defense companies. Both industries benefited from a robust economy and strong business spending. The Fund’s underweight in the energy and utilities sectors also aided performance versus the benchmark. As interest rates rise, dividends of utilities stocks tend to look less attractive.

Outlook - It remains to be seen whether the Fed’s recent decision not to raise short-term rates means that interest rates have finally peaked. We don’t expect a particularly strong stock market environment until the Fed makes it clear to investors that further monetary tightening is unnecessary.

We have gradually increased the Fund’s holdings in several high-quality growth companies, since our analysis suggests that’s where the true value is at the moment. Companies falling into this category often provide good dividend yields, a history of dividend increases, and opportunistic stock repurchases. In the past, many stocks of this type have performed relatively well during periods of decelerating economic growth. While it is virtually impossible to predict short-term movements in the market, let alone long-term performance, we remain generally constructive about the environment for stocks during the next few years. We will continue to employ the discipline that has served investors well over the years, seeking out reasonably valued stocks of high-quality companies while monitoring general economic conditions.

The views expressed are those of the portfolio manager as of August 31, 2006, and are subject to change based on market and other conditions.

PERFORMANCE TABLE[1,4]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2006	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

Equity Income Class 1 (began 10/15/05)	—	—	—	—	—	—	—	13.52%
Equity Income Class NAV (began 10/15/05)	—	—	—	—	—	—	—	13.54%
Russell 1000 Value Index[3,5,6]	—	—	—	—	—	—	—	17.45%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since October 15, 2005.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Since inception, a portion of the Equity-Income Fund expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.

5 Russell 1000 Value Index is an unmanaged index containing those securities in the Russell 1000 Index with a less-than-average growth orientation.

6 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

Fundamental Value Fund

Subadviser: Davis Selected Advisers, L.P.
Portfolio Managers: Christopher C. Davis and Kenneth C. Feinberg

INVESTMENT OBJECTIVE & POLICIES - To seek to achieve growth of capital by investing primarily in common stocks of U.S. companies with market capitalizations of at least $10 billion.

Sector Weighting*	% of Total

Financial	35.53
Consumer, Non-cyclical	15.73
Energy	11.24
Communications	9.55
Consumer, Cyclical	8.47
Industrial	7.75
Technology	3.39
Diversified	0.50
Basic Materials	0.40

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance - Since its inception in October 2005, the Fundamental Value Fund returned +10.87%, underperforming the +11.77% return of the S&P 500 Index.

Environment - During the period ended August 31, 2006, large cap stocks, as measured by the Standard & Poor’s 500® Index, increased by 11.4% . U.S. economic activity, as measured by the gross domestic product (“GDP”), increased between 1.8% and 5.6% over the last three calendar quarters ended June 30, 2006. Interest rates, as measured by the 10-year Treasury bond, began October 2005 at about 4.2%, slowly increased, and ended August 2006 at about 4.9% .

The Fund has made substantial investments in insurance, diversified financial, and consumer staple companies. The Fund’s diversified financial holdings out-performed the Index, while holdings in the other two sectors trailed the Index, but made positive contributions to performance. Telecommunication service companies turned in the strongest performance of any sector in the Index. Our holdings in this sector did not perform as well, reducing the Fund’s overall performance. We worked to carefully invest its cash after beginning operations in October. These cash balances reduced the Fund’s relative returns as the Index turned in a strong performance over the period.

Outlook - While we believe that a ten and a half month period is too short to provide meaningful insight into a Fund’s future long-term performance, we are building a portfolio which is quite different in composition from the Standard & Poor’s 500® Index. Our investment strategy is to perform extensive research to buy durable companies at a discount to their intrinsic values and hold them for the long term.

The views expressed are those of the portfolio manager as of August 31, 2006, and are subject to change based on market and other conditions.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2006	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

Fundamental Value Class 1 (began 10/15/05)	—	—	—	—	—	—	—	10.83%
Fundamental Value Class NAV (began 10/15/05)	—	—	—	—	—	—	—	10.87%
Standard & Poors 500 Index[3,4,5]	—	—	—	—	—	—	—	11.77%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since October 15, 2005.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Standard & Poors 500 Index is an unmanaged index that includes 500 widely traded common stocks.

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

Global Bond Fund

Subadviser: Pacific Investment Management Company
Portfolio Managers: Sudi Mariappa

INVESTMENT OBJECTIVE & POLICIES - To seek to achieve maximum total return, consistent with preservation of capital and prudent investment management, by investing primarily in U.S. and non-U.S. fixed income securities. The Fund will normally hold these securities on a currency unhedged basis.

Sector Weighting*	% of Total

Government	37.93
Mortgage Securities	21.18
Asset Backed Securities	14.81
Financial	6.54
Utilities	2.85
Communications	0.84
Industrial	0.23
Consumer, Cyclical	0.23
Energy	0.23
Technology	0.20

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance - Since its inception in October 2005, the Global Bond Fund returned +2.48%, outperforming the +2.45% return of the JPM Global Gov Bond Unhedged USD Index.

Environment - Global growth was firm through much of 2006, boosting inflation and prompting global central bank tightening. In the U.S., the Federal Reserve acknowledged that economic growth had moderated as shown by declining home sales, mortgage applications, and consumer confidence. Euroland showed strength on surging exports and a pickup in domestic consumption. Likewise, the United Kingdom defied expectations of a slowdown, as housing activity remained robust. Japan posted strong economic data, and the Bank of Japan joined the Fed and the European Central Bank (ECB) in tightening global liquidity.

Developed global bonds have been challenged in the face of monetary tightening by central banks.

Above-index duration in the U.S. hurt performance, as interest rates rose across the curve. Short-to-intermediate yield curve exposure was costly, as the yield curve flattened as the Fed continued to raise the Fed Funds rate. An underweight to Euroland duration helped relative returns, as Euroland yields increased amid stronger-than-expected economic data and ECB rate hikes. Short-term maturity exposure in the U.K. held back performance, as longer maturities outperformed, and the Bank of England surprised the market with an August rate increase. An underweight to Japanese bonds was positive, as yields rose on fears that the central bank would move away from zero interest rates, which it did in July. Emerging markets were positive, reflecting attractive yields and improving credit fundamentals. A long Euro position boosted relative returns, slightly offset by exposure to a depreciating Yen. In the U.S., an emphasis on mortgage-backed securities helped, as this sector outperformed like-duration Treasuries due to higher yields, low implied volatility, and a decreased supply.

Outlook - Our outlook for global growth remains favorable, although key risks could derail the pace of growth. While the U.S. economy has been resilient, the severity of a consumer slowdown remains a wildcard. Japan’s economic prospects remain bright with improvements in corporate investment and hiring, along with household consumption. In Euroland, the corporate sector is leading the recovery on strong exports and a pickup in capital spending, but consumers have yet to fully participate. Meanwhile, Chinese and Asian growth has been robust and should remain strong as exports, investment and spending on infrastructure boost incomes and domestic demand.

The views expressed are those of the portfolio manager as of August 31, 2006, and are subject to change based on market and other conditions.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ending August 31, 2006	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

Global Bond Class 1 (began 10/15/05)	—	—	—	—	—	—	—	2.46%
Global Bond Class NAV (began 10/15/05)	—	—	—	—	—	—	—	2.48%
JP Morgan Global Government Bond Unhedged Index[3,4,5]	—	—	—	—	—	—	—	2.45%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since October 15, 2005.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 JP Morgan Global Government Bond Unhedged Index is an unmanaged index which measures the performance of leading government bond markets based on total return in U.S. currency. By including only traded issues, the Index provides a realistic measure of market performance for international investors. It is calculated by J.P. Morgan, and reflects reinvestment of all applicable dividends, capital gains and interest.

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

Global Real Estate Fund

Subadviser: Deutsche Asset Management
Portfolio Managers: John F. Robertson, John W. Vojticek, John Hammond, Danny Ekins and William Leung

INVESTMENT OBJECTIVE & POLICIES - To achieve a combination of long-term capital appreciation and current income. At least 80% of assets will be invested in equity securities of U.S. REITs, foreign entities with tax-transparent structures similar to REITs and U.S. and foreign real estate operating companies. The Fund will be invested in issuers located in at least three different countries, including the United States.

Sector Weighting*	% of Total

Financial	81.91
Consumer, Non-cyclical	3.72
Consumer, Cyclical	1.68
Industrial	0.60

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance - Since its inception in April 2006, the Global Real Estate Fund returned +3.00%, underperforming the +7.35% return of the EPRA NAREIT Global Unhedged U.S. Index.

Environment - Global uncertainty surrounding interest rates and global economic growth impacted global real estate securities. Europe and Asia in particular sold off in May on fears that higher inflation in the U.S and elsewhere would push central banks to get aggressive with rate increases that would result in an economic slowdown. The more mature real estate markets of Australia and North America performed better than European and Asian markets even as many companies in Europe reported earnings figures that either exceeded consensus expectations or were at the top of the range. Performance in the U.S. was driven in part by merger and acquisition news, and in Australia, the REIT sector yield spread over the current Australia 10-year bond rate has helped REIT performance. Toward the end of the period investors reacted favorably to encouraging inflation reports, partly because they suggested that the US Federal Reserve’s attempt to guide the economy to a soft landing is more likely to succeed; also due to that yields on REITs will remain attractive. Australia and North America were the top performing regions posting total returns of 11.01% and 10.39% respectively while Europe, with a total return of 4.75%, and Asia, with a total return of 1.94%, lagged. Our overweight Asia and Europe combined with our underweight North America detracted form performance. Conversely, positive stock selection in each region contributed favorable to performance.

Outlook - In North America demand for real estate is high, capital flows into the sector are strong and we believe private market pricing of commercial real estate will drive performance in the public real estate sector. Even as economic growth slows, real estate fundamentals are staying strong, and we expect this growth, combined with demand for the asset class, to drive returns for REITs over the next 12 months. Upside may be limited, but downside risk is minimal. The Australian market continues to provide reasonable yields and includes companies with good earnings growth prospects. Britain still looks more attractive than mainland Europe on a discount to NAV basis. We expect higher returns in the UK over the next 12 months, partly due to the introduction of REITs as well as to favorable valuations. We still have a positive long-term view on Asian property stocks, backed by the compelling fundamentals. In the near term, the direction of US interest rates is likely to be the main influence on Asian property stocks.

The views expressed are those of the portfolio manager as of August 31, 2006, and are subject to change based on market and other conditions.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ending August 31, 2006	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

Global Real Estate Class NAV (began 4/28/06)	—	—	—	—	—	—	—	3.00%
EPRA NAREIT Global Unhedged U.S. Index[3,4,5]	—	—	—	—	—	—	—	7.35%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since April 28, 2006.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 EPRA NAREIT Global Unhedged U.S. Index is an unmanaged index. Designed to track the performance of listed real estate companies and REITs worldwide, the series acts as a performance measure of the overall market and is also suitable for use as the basis for investment products such as derivatives and Exchange Traded Funds (ETFs).

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

High Income Fund

Subadviser: Sovereign Asset Management LLC
Portfolio Managers: Arthur N. Calavritinos

INVESTMENT OBJECTIVE & POLICIES - The Fund seeks high current income, with capital appreciation as a secondary goal, by investing primarily in U.S. and foreign high yield bonds rated BB/Ba or lower and unrated equivalents. The Fund may invest up to 20% of assets in common stock and preferreds of high yield issuers both inside and outside of the United States.

Sector Weighting*	% of Total

Communications	23.97
Consumer, Cyclical	22.48
Industrial	7.86
Basic Materials	7.81
Consumer, Non-cyclical	7.61
Financial	3.88
Energy	3.63
Funds	3.04
Diversified	1.80
Asset Backed Securities	0.45

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance - Since its inception in April 2006, the High Income Fund returned -0.14%, underperforming the +1.73% return of the Merrill Lynch High Yield Master II Constrained Index.

Environment - From the Fund’s inception at the end of April through August 31, 2006, high-yield bonds had modest returns because of concern over slower economic growth, rising inflation and higher interest rates. Since the Fund’s inception, we have positioned the portfolio more defensively, consistent with our expectation for slower economic growth, deteriorating credit quality, and higher default rates going forward. In addition, we looked for securities that we believe have more attractive risk/reward characteristics. For example, we reduced the Fund’s position in bonds trading at or above par where we thought the upside was limited. And in terms of sector exposure, we avoided Energy, as we believe these securities are priced for perfection at a time when oil prices are far ahead of supply and demand fundamentals.

At the same time, we added bonds of larger, more established businesses in defensive areas of the economy, such as Cable and Media. In addition, we overweighted airline securities, where we believe industry restructuring signals a secular change is underway in the investment climate for these securities. However, returns in this space were limited in recent months by worry that rising energy prices will pinch profitability.

Outlook - We remain cautious about the near-term prospects for the high-yield sector. After several years of strong performance, we believe high-yield bonds remain fairly richly valued, despite a modest pull-back in the second quarter of 2006. That’s because the spread, or difference in yield, between these riskier, lower-rated securities and the highest credit quality Treasury bonds is only 2% to 3%. That puts the incremental yield offered by high-yield bonds at near historic lows. In other words, investors are not being well compensated for taking on the additional credit risk that high-yield bonds entail. In this environment, we will maintain a conservative stance and collect our coupon payments as we continue to look for opportunities that we believe offer good value with an attractive risk-reward trade-off.

The views expressed are those of the portfolio manager as of August 31, 2006, and are subject to change based on market and other conditions.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ending August 31, 2006	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

High Income Class NAV (began 4/28/06)	—	—	—	—	—	—	—	–0.14%
Merrill Lynch High Yield Master II Constrained Index[3,4,5]	—	—	—	—	—	—	—	1.73%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since April 28, 2006.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Merrill Lynch High Yield Master II Constrained Index is an unmanaged index composed of U.S. currency high-yield bonds issued by U.S. and non-U.S. issuers.

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

High Yield Fund

Subadviser: Western Asset Management Company
Portfolio Manager: Ken Leech, Steve Walsh, Mike Buchanon, T.J. Settel and Ian Edmonds

INVESTMENT OBJECTIVE & POLICIES - To seek to achieve maximum current income by investing primarily in high yield bonds issued by U.S. and foreign corporations and foreign governments and their agencies and instrumentalities. This Fund invests, under normal circumstances, at least 80% of its assets in high yield bonds and related investments.

Sector Weighting*	% of Total

Communications	15.33
Consumer, Cyclical	14.05
Energy	8.98
Government	8.62
Financial	8.51
Industrial	7.43
Consumer, Non-cyclical	6.59
Utilities	3.18
Basic Materials	2.55
Technology	2.03

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance - Since its inception in October 2005, the High Yield Fund returned +6.49%, outperforming the +6.13% return of the Citigroup High Yield Index.

Environment - Interest rates moved broadly higher across the yield curve, driven by a tighter-than-expected Federal Reserve, stronger-than-expected economy, and a modest increase in inflation expectations. Short-term rates rose much more than long-term rates, leaving the yield curve substantially flat, but mildly inverted in the short end. The Fed raised its target funds rate by 0.25% at seven of its eight meetings, exceeding market expectations. The Fed paused at its August meeting, as it adopted a wait-and-see attitude to judge the extent to which the housing slowdown would affect the rest of the economy. Ben Bernanke replaced Alan Greenspan as Fed Chairman, but he gave no indication of any significant shift in monetary policy.

The economy bounced back strongly from its weak showing in the fourth quarter of 2005, with growth of more than 5% in the first quarter, but slowed to 2.9% growth in the second quarter. Headline inflation rose to the 3.5 -4.5% range, core inflation drifted higher to the 2.5 -3.0% range. Inflation concerns were fueled by gains in gold, industrial commodity and energy prices, and a decline in the dollar against most major currencies. The economy displayed some very solid fundamentals, as corporate profits exceeded expectations, and federal and state revenues registered some of the strongest gains in real terms (adjusting for inflation) in history. Nevertheless, the housing market showed signs of a spreading slowdown, which gave rise to the widely held perception that the overall economy would likely slow enough to reduce inflation pressures and allow the Fed to end its tightening cycle.

Outlook - Our outlook calls for continued moderate growth and relatively contained inflation. We are positioned with the expectation that there will be no significant changes in key macro-economic variables, but we also have strategies in place that are designed to hedge against unexpected economic weakness and higher-than-expected inflation.

The views expressed are those of the portfolio manager as of August 31, 2006, and are subject to change based on market and other conditions.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ending August 31, 2006	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

High Yield Class 1 (began 10/15/05)	—	—	—	—	—	—	—	6.41%
High Yield Class NAV (began 10/15/05)	—	—	—	—	—	—	—	6.49%
Citigroup High Yield Index[3,4,5]	—	—	—	—	—	—	—	6.13%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since April 28, 2006.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Citigroup High Yield Index is an unmanaged index which measures the performance of below-investment grade debt issued by corporations domiciled in the U.S. or Canada.

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

International Equity Index Fund

Subadviser: SSgA Funds Management, Inc. Portfolio Managers: Jeffrey Beach and James Francis

INVESTMENT OBJECTIVE & POLICIES - To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging market countries. Invests, under normal market conditions, at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index.

Sector Weighting*	% of Total

Financial	23.14
Consumer, Non-cyclical	11.74
Energy	8.42
Industrial	8.41
Consumer, Cyclical	8.03
Communications	7.06
Basic Materials	6.74
Utilities	3.98
Technology	2.65
Funds	0.83

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance - Since its inception in October 2005, the International Equity Index Fund returned +23.16%, underperforming the +23.79% return of the MSCI AC World Index Ex U.S. Gross Index.

Environment - The Fund was positioned during 2006 to replicate the return of the MSCI ACWI ex U.S. Index by owning most of the stocks in the index in the same proportion. A small portion of the Fund also used futures, exchange traded funds (ETF)s, American depository receipts (ADRs) and global depository receipts (GDRs), where owning local equities was less desirable. The Fund’s broad-based diversification allowed investors to take full advantage of the double-digit equity returns achieved by most non-U.S. markets during the year.

Early in the year, solid economic news, vigorous earnings growth and retreating bond yields caused investor confidence to surge worldwide. This uptrend continued through April and into early May, as corporate profits and economic activity stayed strong against a backdrop of stable inflation. Global equity markets traveled a bumpier road during May and June. Rising commodity and energy prices led to increased inflationary concerns and higher market volatility. Central banks around the world responded by continuing to raise interest rates. As the year ended, markets rebounded as investors realized that most economies were performing well, earnings appeared resilient and the future profit picture remained bright. Exchange rates also were a positive for the Fund. The U.S. dollar strengthened early in the year but then fell significantly against most major currencies.

Outlook - The combination of healthy economic growth, benign financial conditions, and valuations that remain remarkably compelling on a relative basis, suggests that non U.S. equities should be able to maintain their advantage over U.S. shares. Seasonal tendencies that often bring market dislocations in the autumn, and a potential rebound in volatility levels from their impressive recent declines, might temporarily benefit the U.S. dollar as a safe haven. But profits in the U.S. appear more vulnerable than earnings in non-U.S. markets, and the latter remain available on broadly cheaper terms.

The views expressed are those of the portfolio manager as of August 31, 2006, and are subject to change based on market and other conditions.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ending August 31, 2006	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

International Equity Index Fund Class NAV (began 10/29/05)	—	—	—	—	—	—	—	23.16%
MSCI ACWI (All Country World Index) Ex U.S. Gross Index[3,4,5]	—	—	—	—	—	—	—	23.79%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since October 29, 2005.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 MSCI ACWI (All Country World Index) Ex U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets excluding U.S. As of June 2006 the MSCI ACWI consisted of the following 47 developed and emerging market country indices: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Jordan, Korea, Malaysia, Mexico, Morocco, Netherlands, New Zealand, Norway, Pakistan, Peru, Philippines, Poland, Portugal, Russia, Singapore Free, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, and the United Kingdom.

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

International Opportunities Fund

Subadviser: Marsico Capital Management, LLC Portfolio Manager: James G.Gendelman

INVESTMENT OBJECTIVE & POLICIES - To seek long-term growth of capital. The Fund invests, under normal market conditions, at least 65% of its assets in common stocks of foreign companies that are selected for their long-term growth potential. The Fund may invest in companies of any size throughout the world. The Fund normally invests in issuers from at least three different countries not including the U.S. The Fund may invest in common stocks of companies operating in emerging markets.

Sector Weighting*	% of Total

Financial	21.33
Consumer, Cyclical	16.31
Consumer, Non-cyclical	12.55
Industrial	10.44
Basic Materials	5.57
Communications	4.58
Energy	4.40
Utilities	3.04
Technology	2.31
Diversified	1.96

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance - Since its inception in October 2005, the International Opportunities Fund returned +23.51%, outperforming the +19.44% return of the MSCI EAFE Gross Index.

Environment - International equities, spanning both developed and emerging markets, posted solid gains for the period. The overall strong performance masked considerable underlying volatility as international equities were saddled by concerns regarding the potential for decelerating global growth, central bank interest rate tightenings, and higher inflation expectations.

Gains in developed markets, as measured by the MSCI EAFE Index, were widespread. Telecommunications was the only Index sector to post a modest decline. The Fund benefited by having little exposure to the weak-performing sector. Stock selection within the Telecommunications sector further aided our results. During the period, the Fund maintained, on average, an overweighted posture in the Consumer Discretionary sector and it benefited from stock selection within the sector. Stock selection in Industrials was an additional area of strength. The portfolio’s underweight in Financials and Utilities presented an opportunity cost, as the sectors were among the Index’s best performing areas. Stock selection in the Materials sector was another detractor, as our Materials-related investment results lagged those of the benchmark. Currency fluctuations may at times affect the Fund’s investment results because its foreign holdings are denominated in foreign currencies whose value may rise or fall against the dollar. These fluctuations had a modest, negative impact on the Fund’s performance during the period.

Outlook - We believe there are a substantial number of positive factors that – all else being equal – could be expected to provide a favorable backdrop for equity prices. These include continued low interest rates globally, overall constrained inflation worldwide, solid corporate profits, and – on balance – relatively attractive international equity market valuations.

The views expressed are those of the portfolio manager as of August 31, 2006, and are subject to change based on market and other conditions.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2006	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

International Opportunities Class 1 (began 10/15/05)	—	—	—	—	—	—	—	23.36%
International Opportunities Class NAV (began 10/15/05)	—	—	—	—	—	—	—	23.51%
MSCI EAFE Gross Index[3,4,5]	—	—	—	—				19.44%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since October 15, 2005.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 MSCI EAFE Gross Total Return Index (Europe, Australia, Far East) is a free-float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. As of June 2006, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

International Small Cap Fund

Subadviser: Franklin Templeton Investment Counsel, Inc.
Portfolio Managers: Tucker Scott and Cindy L. Sweeting

INVESTMENT OBJECTIVE & POLICIES - To seek to achieve long-term capital appreciation. Under normal market conditions, at least 80% of the Fund’s net assets (plus borrowings for investment purposes) are invested in securities issued by foreign companies which have total stock market capitalizations or annual revenues of $4 billion or less (“small company securities”).

Sector Weighting*	% of Total

Industrial	19.05
Consumer, Cyclical	17.52
Consumer, Non-cyclical	16.77
Financial	7.56
Technology	5.04
Communications	4.94
Basic Materials	4.03
Energy	3.30
Utilities	2.71
Diversified	1.62

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance - Since its inception in October 2005, the International Small Cap Fund returned +13.80%, underperforming the +21.13% return of the S&P/Citigroup Global ex US <$2 billion Index.

Environment - Global economic growth remained strong during the 12-month period. However, signs of moderation appeared toward the end of the period primarily due to three factors. First, many central banks, including those of the world’s three largest economies, continued to tighten monetary policy, thereby reducing the immense liquidity that helped fuel the current recovery. Second, oil prices remained elevated and reached a historical high during the period. Third, the U.S. housing market showed evidence of cooling.

When compared with the benchmark index, the Fund’s overweighted position and stock selection in the Netherlands benefited relative results, as did stock selection in Switzerland. By sector, the Fund’s relative performance was aided by stock selection in the energy and financials sectors. The underweighted position in Japan also helped relative performance; however, much of the positive impact was offset by stock selection among Japanese equities.

Stock selection in Hong Kong, South Korea and Canada hurt relative performance during the period. By sector, stock selection among health care stocks worked against the Fund’s results versus the index. An overweighted position and stock selection in the consumer discretionary sector negatively affected relative performance, as did an underweighted position and stock selection in the materials sector.

Outlook - The current global economic expansion — lasting just over three years by period-end — is maturing, but the timing of a potential slowing or retrenchment in growth is elusive. Robust economic growth could continue to be underpinned by ongoing high levels of liquidity (despite the tightening of monetary policy by central banks of the world’s three largest economies), productivity gains, a solid labor market, and strong, albeit expected slower, corporate profit growth. However, the negative effect of rising interest rates, expensive energy and other raw materials costs on corporate profitability, and a cooling in the U.S. housing market and consumer spending late in the period could presage a global economic slowdown. Corporate profitability and cash flow are at historically high levels; however, costs pressures are becoming more visible.

The views expressed are those of the portfolio manager as of August 31, 2006, and are subject to change based on market and other conditions.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2006	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

International Small Cap Class 1 (began 10/15/05)	—	—	—	—	—	—	—	13.58%
International Small Cap Class NAV (began 10/15/05)	—	—	—	—	—	—	—	13.80%
S&P/Citigroup Global ex U.S. <$2 Billion Index[3,4,5]	—	—	—	—	—	—	—	21.13%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since October 15, 2005.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 S&P/Citigroup Global ex U.S. <$2 Billion Index is an unmanaged index which follows an objective, free float-weighted, rules based methodology, capturing the broad investable opportunity set.

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

International Small Company Fund

Subadviser: Dimensional Fund Advisors, Inc.
Portfolio Managers: Karen E. Umland

INVESTMENT OBJECTIVE & POLICIES - The Fund seeks to achieve long-term capital appreciation.

Sector Weighting*	% of Total

Industrial	22.27
Consumer, Cyclical	14.79
Consumer, Non-cyclical	13.64
Financial	10.65
Basic Materials	9.09
Technology	3.98
Energy	3.64
Communications	3.45
Diversified	1.62
Utilities	0.75

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance - Since its inception in April 2006, the International Small Company Fund returned –6.70%, outperforming the –7.51% return of the combined Index (80% MSCI EAFE Small Cap Gross Index and 20% MSCI Emerging Markets Index Blend).

Environment - Returns in May 2006 were sharply negative across all US and international asset classes. Since then, global equity markets by and large stabilized and began recovering some of the ground lost. During the period from May to August 2006, dollar-denominated returns on international equities benefited from currency effects, as the US dollar depreciated against most major currencies except the yen. Dollar-denominated asset class returns on developed-market equities ranged from 0.8% for large cap value stocks to –7.9% for small cap stocks. Using the EAFE indices (Net Dividends) as proxies, small cap (EAFE Small) underperformed large cap (EAFE) by 7.5% .

Outlook - Between mid-May and mid-June, emerging market equities experienced a decline in value the likes of which had not been seen since 1998. Although emerging market equities performed well in July and August, those two months were not enough to offset the poor showing in May and June. Consequently, the dollar-denominated returns for emerging markets from May to August 2006, as measured by the MSCI Emerging Markets Index (Net Dividends), were -7.1% . Furthermore, the US dollar generally appreciated against emerging-market currencies, exacerbating the poor returns on emerging market equities from May to August 2006.

The views expressed are those of the portfolio manager as of August 31, 2006, and are subject to change based on market and other conditions.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ending August 31, 2006	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

International Small Company Class NAV (began 4/28/06)	—	—	—	—	—	—	—	–6.70%
80% MSCI EAFE Small Cap Gross Index/
20% MSCI Emerging Markets Index Blend[3,4,5]	—	—	—	—	—	—	—	–7.51%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since April 28, 2006.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 MSCI EAFE Small Cap Gross Index/MSCI Emerging Markets Index Blend - A blended index is used combining 80% of the MSCI EAFE(r) Small Cap Index (Europe, Australia, Far East), an unmanaged index that is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. As of June 2006 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom and 20% of the MSCI Emerging Markets Index, an unmanaged index that is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of June 2006 the MSCI Emerging Markets Index consisted of the following 25 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

International Stock Fund

Subadviser: Grantham, Mayo, Van Otterloo & Co. LLC
Portfolio Manager: Thomas Hancock and Anthony Hene

INVESTMENT OBJECTIVE & POLICIES - The Fund seeks high total return by typically investing in a diversified fund of equity investments from a number of developed markets outside the U.S. The subadviser evaluates and selects individual stocks, countries and currencies based on several factors which may include valuation, improving fundamentals, GDP trends, industrial competitiveness and interest rate differentials.

Sector Weighting*	% of Total

Financial	28.13
Consumer, Cyclical	16.65
Consumer, Non-cyclical	14.94
Energy	10.09
Basic Materials	8.30
Industrial	7.95
Utilities	4.78
Communications	4.77
Technology	2.10
Diversified	0.45

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance - Since its inception in October 2005, the International Stock Fund returned +22.19%, outperforming the +19.44% return of the MSCI EAFE Gross Total Return Index.

Environment - Early in the period, international stocks were generally strong, aided by the surging Japanese market and declining oil prices. As time passed, reality set in as oil supply concerns intensified and oil demand remained robust, Japan lost some of its luster, Middle East tensions rose, and the ultimate extent of the U.S. interest rate hikes became more uncertain. We. have favored higher quality and more defensive companies throughout the year on valuation grounds. Despite this mix of positive and negative news, international stocks have generally performed well, with returns to U.S. investors helped by a weak U.S. dollar. In this environment, we favored more defensive stocks and higher quality companies based on their valuation characteristics. Furthermore, we favored Germany and Japan over the United Kingdom. Health Care shares were attractive due to their higher quality and lower valuations. Energy stocks have exhibited good momentum.

Outlook - International equity markets are not particularly cheap at current prices. Attractive returns depend on solid economic fundamentals that would lead to robust earnings growth. While this is within the realm of possibility, particularly in regions where profit margins are relatively depressed, the market declines of May and June should serve as a warning for investors who have been taking on more risk in the last few years, and, up until recently, have been handsomely rewarded for it. A much more judicious approach to risk and a healthy appreciation of the merit of higher quality and more defensive names are now appropriate. We remain overweight higher quality and more defensive companies. We still favor Japan and Germany over the UK and are overweight Health Care and Energy.

The views expressed are those of the portfolio manager as of August 31, 2006, and are subject to change based on market and other conditions.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2006	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

International Stock Class 1 (began 10/15/05)	—	—	—	—	—	—	—	22.19%
MSCI EAFE Gross Total Return Index[3,4,5]	—	—	—	—	—	—	—	19.44%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since October 15, 2005.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 MSCI EAFE Gross Total Return Index (Europe, Australia, Far East) is a free-float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. As of June 2006, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

International Value Fund

Subadviser: Franklin Templeton Investment Counsel, Inc.
Portfolio Managers: Antonio C. Docal, Tucker Scott and Cindy L. Sweeting

INVESTMENT OBJECTIVE & POLICIES - To achieve long-term growth of capital by investing primarily in equity securities of companies located outside the United States, including those in emerging markets.

Sector Weighting*	% of Total

Communications	19.50
Financial	18.77
Consumer, Non-cyclical	11.53
Industrial	11.52
Consumer, Cyclical	8.18
Energy	6.67
Basic Materials	4.28
Technology	4.15
Utilities	2.09
Diversified	1.52

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance - Since its inception in October 2005, the International Value Fund returned +18.35%, underperforming the +19.44% return of the MSCI EAFE Gross Index.

Environment - Global economic growth remained strong during the 12-month period. However, signs of moderation appeared toward the end of the period primarily due to three factors. First, many central banks, including those of the world’s three largest economies, continued to tighten monetary policy, thereby reducing the immense liquidity that helped fuel the current recovery. Second, oil prices remained elevated and reached a historical high during the period. Third, the U.S. housing market showed evidence of cooling.

When compared with the benchmark index, the Fund’s overweighted allocation and stock selection in the Netherlands and Norway benefited relative results, as did an underweighted position and stock selection in Japan. By sector, the Fund’s relative performance was supported by stock selection in the industrials and consumer discretionary sectors. Although the financials sector delivered the greatest contribution to the Fund’s return, the underweighted allocation versus the benchmark proved detrimental to relative performance.

Stock selection in the U.K., Germany and France hurt relative performance during the period, as did an underweighted position and stock selection in Switzerland. By sector, stock selection among energy and materials stocks worked against the Fund’s results versus the index, as did an overweighted position and stock selection in the information technology sector. Of the Fund’s stock holdings, Israeli network security software provider Check Point Software Technologies, which is not an index component, declined in value during the period and was the largest detractor from the Fund’s relative results. The amount of cash in the portfolio was also a drag on performance.

Outlook - The current global economic expansion — lasting just over three years by period-end — is maturing, but the timing of a potential slowing or retrenchment in growth is elusive. Robust economic growth could continue to be underpinned by ongoing high levels of liquidity (despite the tightening of monetary policy by central banks of the world’s three largest economies), productivity gains, a solid labor market, and strong, albeit expected slower, corporate profit growth. However, the negative effect of rising interest rates, expensive energy and other raw materials costs on corporate profitability, and a cooling in the U.S. housing market and consumer spending late in the period could presage a global economic slowdown. Corporate profitability and cash flow are at historically high levels; however, costs pressures are becoming more visible.

The views expressed are those of the portfolio manager as of August 31, 2006, and are subject to change based on market and other conditions.

PERFORMANCE TABLE[1,4]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2006	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

International Value Class 1 (began 10/15/05)	—	—	—	—	—	—	—	18.22%
International Value Class NAV (began 10/15/05)	—	—	—	—	—	—	—	18.35%
MSCI EAFE Gross Index[3,5,6]	—	—	—	—	—	—	—	19.44%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since October 15, 2005.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Since inception, a portion of the International Value Fund expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.

5 MSCI EAFE Gross Total Return Index (Europe, Australia, Far East) is a free-float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. As of June 2006, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

6 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

Investment Quality Bond Fund

Subadviser: Wellington Management Company, LLP
Portfolio Manager: Thomas L. Pappas

INVESTMENT OBJECTIVE & POLICIES - To seek to achieve a high level of current income consistent with the maintenance of principal and liquidity by investing, under normal market conditions, at least 80% of the Fund’s net assets in investment grade bonds. The Fund will invest primarily in corporate bonds and U.S. government bonds with intermediate to longer-term maturities.

Sector Weighting*	% of Total

Government	20.49
Mortgage Securities	16.03
Financial	15.73
Asset Backed Securities	5.52
Communications	4.48
Consumer, Non-cyclical	3.19
Consumer, Cyclical	2.44
Utilities	2.43
Basic Materials	1.71
Energy	1.56

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance - Since its inception in October 2005, the Investment Quality Bond Fund returned +2.68%, outperforming the +2.32% return of the 50% Lehman Brother Gov’t Bond/50% Lehman Bros Credit Bond Index Blend.

Environment - There was greater uncertainty about the direction of US monetary policy during the first half of 2006 due to the appointment of the new Federal Reserve Chairman. The Federal Reserve maintained measured rate increases to the Federal Funds target rate throughout the period until its last meeting during the period on August 8, 2006. The six Fed rate hikes during the period brought the federal funds rate to 5.25%, up 150 basis points. US bond yields have risen over the latter part of the period in reaction to the rate hikes and the stronger economic data.

During the period, performance was primarily driven by our shorter duration posture and our yield curve positioning as rates increased throughout the period. We were underweight the short end of the curve and overweight the 10-Year portion. Our opportunistic allocation to high yield and structured sectors, Asset Backed Securities (“ABS”) and Commercial Mortgage Backed Securities (“CMBS”), and our positive security selection within our allocation to investment-grade corporate bonds also added to the Fund’s outperformance relative to the benchmark.

Outlook - US economic growth has slowed over the period due to the slowing housing market and increasing energy prices and interest rates. As a result, we have moved from a short duration posture to neutral, balancing meager yield valuations with anticipation of further economic slowdown. Without an impetus on the immediate horizon for the curve to steepen, we are also neutral on the yield curve. We continue to underweight the government sector as Treasury yields just over 5% are not attractive. ABS and CMBS yield spreads continue to grind tighter across all sub sectors; however CMBS remains attractive on a relative value basis to corporate bonds. We continue to reduce Mortgage-Backed Securities and prefer the stability of other structured sectors, namely ABS and CMBS.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ending August 31, 2006	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

Investment Quality Bond Class 1 (began 10/15/05)	—	—	—	—	—	—	—	2.64%
Investment Quality Bond Class NAV (began 10/15/05)	—	—	—	—	—	—	—	2.68%
Lehman Brothers Gov’t Bond/Lehman Brothers Credit
Bond Index Blend[3,4,5]	—	—	—	—	—	—	—	2.32%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since October 15, 2005.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Lehman Brothers Government Bond Index and Lehman Brothers Credit Bond Index Blend-A blended index is used combining 50% of the Lehman Brothers Government Bond Index which is an unmanaged index that represents securities issued by the U.S. Government (i.e. securities in the Treasury and Agency indices); and 50% Lehman Brothers Credit Bond Index, which is an unmanaged index of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC registered.

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

Large Cap Fund

Subadviser: UBS Global Asset Management
Portfolio Manager: Thomas J. Digenan, John C. Leonard and Thomas Cole

INVESTMENT OBJECTIVE & POLICIES - To seek to maximize total return, consisting of capital appreciation and current income by investing at least 80% of its net assets in equity securities of U.S. large capitalization companies.

Sector Weighting*	% of Total

Financial	23.39
Consumer, Non-cyclical	21.54
Communications	10.40
Technology	10.21
Industrial	8.87
Consumer, Cyclical	7.76
Utilities	6.01
Energy	5.31
Mortgage Securities	1.50
Government	0.05

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance - Since its inception in October 2005, the Large Cap Fund returned +10.79%, underperforming the +11.65% return of the Russell 1000 Index.

Environment - Above-average earnings growth came from the energy sector, as crude oil prices hit record highs during the reporting period. Marathon Oil, one of our select holdings in the oil industry, returned delivered strong returns over the period. Despite the recent spike in oil prices and subsequently in oil stocks, we continue to underweight this sector. Our view is that crude oil prices at current levels are not sustainable and are not supported by current fundamentals.

In our other main underweight, hardware and semiconductors, we are seeing better coordination along the semiconductor chip value chain, leading to improved inventory management. However, the semiconductor cycle should continue to be muted, and warrants less attention than in prior years.

The financials sector continues to be our top overweight, with Morgan Stanley our top holding. Our position performed solidly over the reporting period.

We maintain an overweight to the health care sector, where we are seeing meaningful changes in the competitive dynamics of large cap pharmaceutical companies. We believe the 2006 Medicare prescription drug benefit program rollout creates both significant pricing pressure and opportunities, and we would like to maintain exposure to companies with unique or non-commodity product concentrations, such as in vaccines, anti-infectives and biologics. Specialty pharmaceutical maker Allergan was one of the top contributors to portfolio returns over the period.

Outlook - Looking ahead, we believe a number of factors will determine the strength of the economy. As the Federal Reserve Board continues its efforts to fight inflation, it will be forced to strike a difficult balance between maintaining price stability and not raising short-term interest rates so high as to put the brakes on what has been a period of robust economic expansion.

Meanwhile, although a cooling housing market is an issue of potential concern, other economic indicators remain solid—job growth and corporate profitability are both stable, and we anticipate they should remain so over the months ahead. Ultimately, we believe the equity markets will reward those companies that are leaders within their industries, generate free cash flow over time on behalf of their investors, and are able to best navigate an ever-changing economic landscape. We continue to seek out those companies through extensive bottom-up research, and to position the portfolio accordingly.

The views expressed are those of the portfolio manager as of August 31, 2006, and are subject to change based on market and other conditions.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2006	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

Large Cap Class 1 (began 10/15/05)	—	—	—	—	—	—	—	10.73%
Large Cap Class NAV (began 10/15/05)	—	—	—	—	—	—	—	10.79%
Russell 1000 Index[3,4,5]	—	—	—	—	—	—	—	11.65%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since October 15, 2005.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Russell 1000 Index is an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000 Index.

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

Large Cap Value Fund

Subadviser: Mercury Advisers
Portfolio Manager: Bob Doll

INVESTMENT OBJECTIVE & POLICIES - The Fund seeks long-term growth of capital through investment primarily in a diversified portfolio of equity securities of large-cap companies located in the United States. The Fund seeks to achieve its investment objective by investing at least 80% of its net assets in common stocks of large cap companies the subadviser selects from among those that are, at the time of purchase, included in the Russell 1000 Value Index.

Sector Weighting*	% of Total

Financial	25.42
Energy	22.01
Consumer, Non-cyclical	15.94
Technology	8.18
Industrial	6.74
Consumer, Cyclical	6.34
Basic Materials	4.86
Communications	4.55
Utilities	1.75

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance - Since its inception in October 2005, the Large Cap Value Fund returned +13.43%, underperforming the +17.45% return of the Russell 1000 Value Index.

Environment - Shares of large-cap value companies significantly outperformed their large-cap growth counterparts during the past 12 months. The Russell 1000 Value Index advanced 10.98% while the Russell 1000 Growth Index posted a small gain of 0.22% .

We maintained the Fund’s pro-cyclical stance during the period. Despite weakness in the U.S. equity market early in the third quarter, we retained the portfolio’s overweight in sectors that are benefiting from global economic growth, as we believe the pause will be temporary. The Federal Reserve ended its rate-tightening campaign pausing at their August meeting, although the central bank will likely continue its anti- inflation rhetoric. We expect that as fears of slowing growth overtake inflation concerns, the Fed will begin easing monetary policy in the first half of next year.

Regarding corporate earnings, we continue to believe that given the slowing economy, current earnings expectations are too high and that disappointments are likely for the next couple of quarters. We believe that the stock correction earlier this year probably saw its lows a couple of months ago. The rally in August can likely be attributed to lower oil prices and the growing perception that the Fed’s tightening has finally ended. We foresee some turbulent times ahead as growth cools and earnings disappoint, but we are sticking with our forecast for a soft economic landing. We believe that the Fed will begin easing before economic growth becomes too weak.

At period end, the Fund was overweight (versus the Russell 1000 Value Index) to Energy, Information Technology and Health Care, and was underweight to Financials, Utilities, Telecommunication Services, Consumer Staples and Consumer Discretionary sectors.

Outlook - One factor that points to stronger equity market performance going forward is that over the past few years, strong earnings growth combined with little upward movement in stocks caused stock valuations to contract significantly. These decent valuation levels should provide some protection from slowing earnings growth and may allow stock prices to move higher, but perhaps not before a growth scare related to earnings disappointments takes the market somewhat lower.

The views expressed are those of the portfolio manager as of August 31, 2006, and are subject to change based on market and other conditions.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2006	1-year	5-year	10-year	Inception	1-year	5-year	10-year	Inception[2]

Large Cap Value Class 1 (began 10/15/05)	—	—	—	—	—	—	—	13.33%
Large Cap Value Class NAV (began 10/15/05)	—	—	—	—	—	—	—	13.43%
Russell 1000 Value Index[3,4,5]	—	—	—	—	—	—	—	17.45%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since October 15, 2005.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Russell 1000 Value Index is an unmanaged index containing those securities in the Russell 1000 Index with a less-than-average growth orientation.

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

Mid Cap Core Fund

Subadviser: AIM Capital Management, Inc.
Portfolio Manager: Ronald S. Sloan

INVESTMENT OBJECTIVE & POLICIES - To achieve long-term growth of capital. The Fund seeks to achieve its objective by investing, normally, at least 80% of its assets in equity securities, including convertible securities, of mid-capitalization companies.

Sector Weighting*	% of Total

Consumer, Non-cyclical	22.25
Industrial	11.29
Basic Materials	9.19
Technology	7.92
Communications	7.24
Financial	6.52
Consumer, Cyclical	5.54
Energy	3.37
Utilities	2.83
Diversified	1.10

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance - Since its inception in October 2005, the Mid Cap Core Fund returned +8.68%, underperforming the +13.32% return of the Russell Midcap Index.

Environment - Since last fall, market sentiment has been growing more cautious. The U.S. market has switched from a focus on the benefits of economic growth to a concern about the economic impact of higher interests rates and inflation.

During the period, the Federal Reserve continued its tightening policy, raising the federal funds target rate to 5.25% as Ben Bernanke settled into his role as Fed chairman. The Fed raised short-term interest rates 17 times since June 2004 before pausing in August. Although the current level of interest rates is low by historical standards, a five-fold increase in two years could affect the economy, especially industries that have benefited from low rates, such as housing-related industries. Builders now view sales conditions as poor, a major shift in just one year.

The Fund delivered strong absolute performance, largely due to investments in the Energy and Materials sectors. Relative underperformance versus the benchmark was mostly attributable to a significant underweight position in Financials as well as stock selection within Industrials.

Currently, we are focused on industry-leading companies that are less sensitive to interest rates, have flexible cash and stable growth profiles. The portfolio is well diversified across most sectors. However, it is still positioned more defensively than the Index. The only noticeable overweight is in Consumer Staples stocks. We are underweight in Financials and Consumer Discretionary stocks due to the risk of higher rates and a softening housing market. We actively took profits in Energy stocks as they became more fairly valued early in 2006, and shifted toward more compelling opportunities in Consumer Staples, Health Care, Information Technology, and specialized Industrials and Materials businesses.

Outlook - We are constructive yet cautious. Our more conservative portfolio seeks to participate well in growth cycles and preserve capital in less robust credit conditions, when earnings growth is more difficult to maintain and higher quality businesses demand a premium. We believe our emphasis on fair valuations and fundamentally sound companies will prevail.

The views expressed are those of the portfolio manager as of August 31, 2006, and are subject to change based on market and other conditions.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2006	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

Mid Cap Core Class 1 (began 10/15/05)	—	—	—	—	—	—	—	8.67%
Mid Cap Core Class NAV (began 10/15/05)	—	—	—	—	—	—	—	8.68%
Russell Midcap Index[3,4,5]	—	—	—	—	—	—	—	13.32%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since October 15, 2005.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Russell Midcap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 index, which represents approximately 30% of the total market capitalization of the Russell 1000 Index.

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

Mid Cap Index Fund

Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Managers: Carson Jen and Narayan Ramani

INVESTMENT OBJECTIVE & POLICIES - To seek to approximate the aggregate total return of a mid cap U.S. domestic equity market index. Invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in (a) the common stocks that are included in the S&P 400 Index and (b) securities (which may or may not be included in the S&P 400 Index) that MFC Global (U.S.A.) believes as a group will behave in a manner similar to the index.

Sector Weighting*	% of Total

Financial	13.71
Consumer, Non-cyclical	12.96
Industrial	11.94
Consumer, Cyclical	10.93
Energy	8.68
Technology	8.01
Utilities	5.68
Government	4.41
Communications	3.73
Basic Materials	3.16

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance - Since its inception in October 2005, the Mid Cap Index Fund returned +9.20%, outperforming the +8.17% return of the S&P MidCap 400 Index.

Environment - The U.S. economy seems to be slowing down, with growth in the gross domestic product (GDP) declining from a 5.6% gain in the first quarter of 2006 to just 2.5% in the second quarter. Recent data show inflation to be at an 11-year high. Core inflation has risen 2.4% in the past 12 months.

After 17 consecutive interest rate increases, the Federal Reserve paused and kept the benchmark rate at 5.25% in August. However, Board Chairman Ben Bernanke did not rule out further increases in 2006.

Job growth picked up in August and the unemployment rate approached a five-year low at 4.7%, down from 4.8% in July, and U.S. employers added 128,000 workers to their payrolls, up from a revised 121,000 in July. The Conference Board’s Consumer Confidence Index dropped to 99.6 in August from 107.0 in July. The index is at its lowest level this year.

For the period, Financials and Information Technology were the best performing sectors, returning 13.54% and 11.72%, respectively. Consumer Discretionary and Energy were the worst performers, returning –6.47% and -0.20%, respectively.

Outlook - The economy continues to grow modestly, with growth expectations around 2.6% for the second half of this year and 2.7% in 2007. In the short term, consumer spending is expected to slow down in the face of higher gasoline prices and higher interest rates. It appears that the Fed is at the end of its current tightening cycle, with fewer signs of price pressures and a cooling economy.

The views expressed are those of the portfolio manager as of August 31, 2006, and are subject to change based on market and other conditions.

PERFORMANCE TABLE[1,4]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ending August 31, 2006	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

Mid Cap Index Fund Class NAV (began 10/29/05)	—	—	—	—	—	—	—	9.20%
Standard & Poors MidCap 400 Index[3,5,6]	—	—	—	—	—	—	—	8.17%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since October 29, 2005.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Since inception, a portion of the Mid Cap Index Fund expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.

5 Standard & Poors MidCap 400 Index is an unmanaged index of 400 domestic stocks of medium-sized companies.

6 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

Mid Cap Stock Fund

Subadviser: Wellington Management Company, LLP
Portfolio Manager: Michael Carmen

INVESTMENT OBJECTIVE & POLICIES - To achieve growth of capital by investing at least 80% of the Fund’s net assets in equity securities of mid-sized companies with significant capital appreciation potential.

Sector Weighting*	% of Total

Consumer, Non-cyclical	18.19
Technology	17.48
Industrial	11.04
Communications	8.78
Consumer, Cyclical	8.63
Financial	4.79
Basic Materials	4.52
Energy	3.71

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance - Since its inception in October 2005, the Mid Cap Stock Fund returned +14.27%, outperforming the +9.91% return of the Russell Mid Cap Growth Index.

Environment - Despite volatile energy prices, rising interest rates and concerns of a slowing U.S. economy, the equity markets experienced positive returns during the period. Overall, mid-cap stocks underperformed small-cap stocks and generally outperformed large-caps. However, all market capitalization segments provided strong absolute returns. Within the Index, Telecommunications was the best performing sector while Consumer Discretionary delivered the weakest returns.

The Fund outperformed its benchmark Index as a result of positive stock selection. The greatest contributors to positive relative performance from stock selection were Information Technology, Health Care and Materials. While Utilities are a small component of the Index, the portfolio’s zero weight in Utilities detracted from relative performance during the period.

Outlook - As a result of our bottom-up decision-making process, the Portfolio has the largest exposures to Industrials and Information Technology. In addition, the Portfolio continues to have no allocation to the Utilities sector. We do see the potential for rising costs, particularly from raw materials, labor and energy. However, we are confident in our ability to find companies with improving margins, growing profits and higher returns on investment.

The views expressed are those of the portfolio manager as of August 31, 2006, and are subject to change based on market and other conditions.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2006	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

Mid Cap Stock Class 1 (began 10/15/05)	—	—	—	—	—	—	—	14.20%
Mid Cap Stock Class NAV (began 10/15/05)	—	—	—	—	—	—	—	14.27%
Russell Mid Cap Growth Index[3,4,5]	—	—	—	—	—	—	—	9.91%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since October 15, 2005.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Russell Mid Cap Growth Index is an unmanaged index that contains those stocks from the Russell Mid Cap Index with a greater than average growth orientation.

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

Mid Cap Value Fund

Subadviser: Lord, Abbett & Co. LLC
Portfolio Managers: Eileen K. Banko, David G. Builder, Howard Hansen and Edward K. von der Linde

INVESTMENT OBJECTIVE & POLICIES - To seek capital appreciation. The Fund invests primarily in equity securities which it believes to be undervalued in the marketplace. Under normal market conditions, at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) will consist of investments in mid-sized companies, with market capitalizations of approximately $500 million to $10 billion.

Sector Weighting*	% of Total

Communications	15.98
Consumer, Cyclical	12.12
Consumer, Non-cyclical	11.55
Financial	10.53
Industrial	10.38
Basic Materials	8.25
Utilities	7.67
Energy	4.35
Technology	2.87

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance - Since its inception in October 2005, the Mid Cap Value Fund returned +7.18%, underperforming the +17.01% return of the Russell Midcap Value Index.

Environment - Stock selection within the Consumer Discretionary sector along with poor performance from some stocks within the Auto & Transportation and Health Care sectors were the Fund’s primary detractors.

Within the Auto & Transportation sector, shares of an auto parts supplier detracted from portfolio performance after it reported lower-than-expected quarterly earnings. The company experienced higher steel costs and production inefficiencies in its heavy truck division.

Within Health Care, performance of an eye health care company hurt portfolio returns as its shares fell following the announcement that an increase in cases of a rare eye infection could be related to the use of its contact lens solution. Annual revenue and earning estimates were lowered.

On the positive side, stock selection within the Utilities and Producer Durables sectors and a forestry holding in the Materials & Processing sector contributed to performance. Within the telecommunications industry of the Utilities sector, shares of a telecommunications services provider rose following the announcement that it was acquiring a metropolitan fiber and wide area network company.

Outlook - Despite the overall market correction during the second quarter of 2006, the market’s leadership remains dominated by short-term earnings expectations and share price momentum strategies. This is classically a late economic cycle trading pattern.

For the last 18 months, we have been turning the portfolio toward the stocks of companies that we expect will improve their profitability over the next two to four years. This longer-term focus has put us at odds with the current market preoccupation with short-term trends, and is reflected in our relative performance. We continue to execute on our investment discipline, which is grounded in the longer-term improving performance of high-quality companies. We believe our current investments will generate longer-term gains that will more than offset any near term relative underperformance.

The views expressed are those of the portfolio manager as of August 31, 2006, and are subject to change based on market and other conditions.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2006	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

Mid Cap Value Class 1 (began 10/15/05)	—	—	—	—	—	—	—	7.11%
Mid Cap Value Class NAV (began 10/15/05)	—	—	—	—	—	—	—	7.18%
Russell Midcap Value Index[3,4,5]	—	—	—	—	—	—	—	17.01%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since October 15, 2005.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

Mid Cap Value Equity Fund

Subadviser: Riversource Investments, LLC
Portfolio Managers: Stephen Shroll, Laton Spahr and Warren Spitz

INVESTMENT OBJECTIVE & POLICIES - The Fund seeks long-term growth of capital by investing at least 80% of net assets in equity securities of medium-sized companies.

Sector Weighting*	% of Total

Financial	16.20
Industrial	12.77
Utilities	9.85
Energy	9.33
Consumer, Cyclical	8.30
Consumer, Non-cyclical	7.92
Communications	6.47
Technology	5.23
Basic Materials	4.95

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance - Since its inception in April 2006, the Mid Cap Value Equity Fund returned –3.50%, underperforming the +0.68% return of the Russell Midcap Value Index.

Environment - The equity market was strong and accelerating in April and early May, with companies beating their estimates and multiples expanding. The Russell MidCap® Value Index, the portfolio’s benchmark index, peaked on May 10. Then, the market began responding to investors’ concerns about the strength of the economy and experienced a significant reassessment of risk across all segments. This volatile market correction was based in uncertainty stemming from rising interest rates, higher inflation and slower economic growth. Some market pundits, however, attribute the timing of the correction to an off-the-record comment by Chairman Bernanke.

In the marketplace, sectors that lagged most since we took over management of the portfolio on May 1 were technology, consumer discretionary and integrated oils. Conversely, the best performing sectors were consumer staples and utilities—historically defensive sectors.

In late August, we made changes to the portfolio so it could better adapt to the weaker economic environment. We reduced some positions in the following sectors: other energy, producer durables and basic materials, although we are still overweight in these sectors compared to the Russell MidCap® Value Index. Alternately, we increased our positions in the utilities, financials, and health care sectors. Health care and financials, although underperforming in the Russell MidCap® Value Index, were beneficial within the portfolio. Strong stock selection within these sectors benefited the portfolio’s performance.

Outlook - Over the long term, we expect to reduce some cyclical themes in the portfolio. We have invested broadly in some industries with long-term potential to outperform and continue to watch for opportunities.

Regardless of market conditions, we continue to find a wide variety of deep value, contrarian ideas and — when appropriate — incorporate the best ideas into the portfolio. Mid cap stocks have outperformed for an extended period, and we expect continued acquisition activities to buoy up the potential outperformance of the asset class. We expect the rapid slow down of residential real estate to continue and will be watchful of opportunities there, as well.

The views expressed are those of the portfolio manager as of August 31, 2006, and are subject to change based on market and other conditions.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ending August 31, 2006	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

Mid Cap Value Equity Class NAV (began 4/28/06)	—	—	—	—	—	—	—	–3.50%
Russell Midcap Value Index[3,4,5]	—	—	—	—	—	—	—	0.68%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since April 28, 2006.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

Natural Resources Fund

Subadviser: Wellington Management Company, LLP
Portfolio Manager: James A. Bevilacqua

INVESTMENT OBJECTIVE & POLICIES - To achieve long-term total return. Under normal market conditions, the Fund will invest at least 80% of its net assets in equity and equity-related securities of natural resources-related companies worldwide. Natural resources-related companies include companies that own or develop energy, metals, forest products and other natural resources, or supply goods and services to such companies. The Fund seeks to invest in companies that are expected to benefit from rising demand for natural resources and natural resource-based products and services.

Sector Weighting*	% of Total

Energy	54.37
Basic Materials	32.74

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance - Since its inception in October 2005, the Natural Resources Fund returned +24.62%, outperforming the +14.96% return of the Combined4 Index.

Environment - 2005 was a year of natural disasters, with hurricanes Katrina and Rita having an adverse effect on the oil & gas industry. Late in the year, the price of oil ranged in the low $60s and declined during an unusually warm winter season, but then advanced sharply to $75 in mid-April 2006, due to concerns of supply disruption. By the end of the August, oil prices declined to around $70, curbing the industry’s concerns of overly inflated prices. The price of natural gas plunged from $14 per thousand cubic feet to roughly $6. Following unfounded concerns of supply shortages, a relatively mild winter season, and consistent inventory levels, natural gas prices declined while oil prices leveled off in the high range.
Base metals experienced growth throughout the period, led by nickel, tin and copper, due to strong demand and lower inventory levels. The U.S. dollar price of an ounce of gold rose during the period, from $470 per ounce to $626 per ounce. This upward trajectory was caused by the weakened U.S. dollar, fears of inflation and slowing demand.

For the period from inception to August 31, 2006, the Fund slightly underperformed its benchmark. Industry allocation was negative, but stock selection overall was positive. In the Energy Equipment & Services industry, the Fund benefited from its underweight position, but was hurt by weak stock selection. The underweight position in the strong performing Metals & Mining industry and the overweight in the weaker performing Oil & Gas industry also contributed to the Fund’s underperformance. However, strong stock selection in both industries helped to offset the impact.

Outlook - At period end, the Fund had an underweight position relative to the benchmark in Paper & Forest Products, Energy Equipment & Services, and Metals & Mining. The Fund had an overweight position relative to the benchmark in Oil & Gas, which remains the largest bet for the portfolio. The Fund is still positioned to take advantage of the rising demand for oil, as we are overweight oil and gas companies.

The views expressed are those of the portfolio manager as of August 31, 2006, and are subject to change based on market and other conditions.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2006	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

Natural Resources Class 1 (began 10/15/05)	—	—	—	—	—	—	—	24.55%
Natural Resources Class NAV (began 10/15/05)	—	—	—	—	—	—	—	24.62%
MSCI World Energy Index, MSCI World Metals,
MSCI World Paper and Forest Products Index Blend[3,4,5]	—	—	—	—	—	—	—	14.96%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since October 15, 2005.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 The Combined Index is comprised of 60% MSCI World Energy Index, 30% MSCI World Metals & Mining Index, and 10% MSCI World Paper & Forest Products Index.

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

Quantitative All Cap Fund

Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Managers: Brett Hryb and Harpreet Singh

INVESTMENT OBJECTIVE & POLICIES - To seek to achieve long-term growth of capital. The Fund seeks to achieve its objective by investing, under normal circumstances, primarily in equity securities of U.S. companies. The Fund will generally focus on equity securities of U.S. companies across the three market capitalization ranges of large, mid and small.

Sector Weighting*	% of Total

Financial	22.27
Consumer, Non-cyclical	19.03
Consumer, Cyclical	14.28
Technology	10.09
Communications	9.55
Industrial	9.09
Energy	8.20
Utilities	4.43
Basic Materials	2.70
Mortgage Securities	0.36

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance - Since its inception in July 2006, the Quantitative All Cap Fund returned +1.10%, underperforming the +2.35% return of the Russell 3000 Index.

Environment - The Russell 3000 Index finished up 2.4% for July and August. The market moved higher in anticipation of a hiatus on interest rate increases, lower oil prices and in response to better-than-expected second quarter earnings results. Economic data released during the period point towards a gradual slowdown in economic growth. The biggest contributor to the slower growth is the housing sector. New and existing home sales were down double-digits from last year’s levels and home price increases declined substantially. The pace of job growth eased slightly over the last two months and second quarter economic growth came in at 2.9% .

Oil sold off, after reaching record highs of around $78 a barrel, once the conflict between Israel and Lebanon eased. Second quarter earnings results were outstanding. Nearly 70% of the companies that reported exceeded expectations. Earnings grew by 14%, marking the sixteenth consecutive quarter of double-digit earnings growth. The best performing sectors were Health Care, Power Utilities and Consumer Staples. The worst performing sectors were Industrials, Basic Materials and Consumer Discretionary. Large-cap stocks outperformed small-cap stocks.

The Fund underperformed the Russell 3000 Index during the period. Stock selection within Financial Services and Capital Goods took away from the Fund’s performance. The underperformance of small-cap stocks versus large-caps detracted from performance, as the Fund was overweight small-caps.

Outlook - We like what we see on a number of key fronts for U.S. markets. Strong earnings growth and good overall economic growth should bode well for the rest of the year and into 2007. Although interest rates and energy costs are a concern, the Fed appears poised to leave interest rates unchanged for now, while energy prices, a key cause of inflation concerns, appear to be moderating and could fall further as new supply comes on line. Market valuations still appear relatively attractive. We feel the U.S. market could return double digits by the end of the year. The Fund is focused on generating above-average returns across most economic environments while maintaining a diverse risk profile that seeks to minimize economic as well as factor risk.

The views expressed are those of the portfolio manager as of August 31, 2006, and are subject to change based on market and other conditions.

	Cumulative Total Return					Cumulative Total Return
PERFORMANCE TABLE[1,4]	Without Maximum Sales Charge (NAV)					With Maximum Sales Charge (POP)

				Since				Since
Periods Ended August 31, 2006	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

Quantitative All Cap Class A (began 7/28/06)	—	—	—	1.10%	—	—	—	–3.99%
Quantitative All Cap Class B (began 7/28/06)	—	—	—	1.10%	—	—	—	–3.90%
Quantitative All Cap Class C (began 7/28/06)	—	—	—	1.10%	—	—	—	0.10%
Quantitative All Cap Class I (began 7/28/06)	—	—	—	1.20%	—	—	—	1.20%
Russell 3000 Index[3,5,6]	—	—	—	2.35%	—	—	—	2.35%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since July 28, 2006.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Since inception, a portion of the Quantitative All Cap Fund expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.

5 Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

6 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

Quantitative Mid Cap Fund

Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Managers: Rhonda Chang and Noman Ali

INVESTMENT OBJECTIVE & POLICIES - To seek to achieve long-term capital growth by investing at least 80% of the Fund’s total assets in U.S. mid cap stocks, convertible preferred stocks, convertible bonds and warrants.

Sector Weighting*	% of Total

Financial	14.52
Consumer, Non-cyclical	13.66
Industrial	12.10
Consumer, Cyclical	10.09
Energy	9.16
Technology	5.55
Communications	5.32
Funds	3.89
Utilities	3.74
Basic Materials	1.24

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance - Since its inception in October 2005, the Quantitative Mid Cap Fund returned +4.51%, underperforming the +8.17% return of the S&P MidCap 400 Index.

Environment - This period was characterized by continued interest rate hikes by the Federal Reserve to fight inflation. Investors, concerned by the Fed’s hawkish stance and slowing economy, took profits, selling off high-growth and momentum stocks. Increased uncertainty from geopolitical tensions in the Middle East and the risk of oil supply disruptions, which kept the price of oil close to $70, further contributed to investors’ concerns. Against this backdrop, Technology and Industrials were the best performing sectors in the Index, although both sold off sharply in the second quarter of 2006. Consumer Discretionary was the worst performing sector as slowing consumer spending hurt retail stocks, due to a weak housing market and record gasoline prices. The second quarter of 2006 was the Fund’s worst period of performance, with Industrials and Technology sectors among the top detractors. In Industrials, the sell-off was led by commodities and mining-related equipment stocks due to fears of a slowing economy. Reduced earnings guidance coupled with the negative sentiment on the options backdating issue were the main factors for weakness in the Technology sector.

Outlook - We feel that the current market sell-off is a short-term correction, and that over the next 12 to 18 months the markets should move higher. There are many positives to bring stocks higher. The economy is expected to continue expanding, and inflation should remain under control. The Fed is nearing the end of its tightening policy, which has historically been good for the market. Another plus is strong corporate earnings growth. Finally, corporations have historically high cash on their balance sheets. This should fuel more share buybacks, increased dividends and more merger & acquisition activity. The latter should provide downside protection to valuations of small- and mid-cap companies, while the first two should increase shareholder returns.

Given the above scenario, we believe investors should take advantage of this downturn to add to positions that are down on profit taking. Stocks with strong earnings momentum, predictability, consistency and reasonable valuations should bounce back, because stocks with these characteristics tend to outperform over the long run.

The views expressed are those of the portfolio manager as of August 31, 2006, and are subject to change based on market and other conditions.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2006	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

Quantitative Mid Cap Class 1 (began 10/15/05)	—	—	—	—	—	—	—	5.74%
Quantitative Mid Cap Class NAV (began 10/27/05)	—	—	—	—	—	—	—	4.51%
Standard & Poors MidCap 400 Index (10/15/05)[3,4,5]	—	—	—	—	—	—	—	5.85%
Standard & Poors MidCap 400 Index (10/27/05)[3,4,5]	—	—	—	—	—	—	—	8.17%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since October 15, 2005.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Standard & Poors MidCap 400 Index is an unmanaged index of 400 domestic stocks of medium-sized companies.

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

Quantitative Value Fund

Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Managers: Brett Hryb, Chris Benson and Harpreet Singh

INVESTMENT OBJECTIVE & POLICIES - Seeks long-term capital appreciation by investing primarily in large-cap U.S. securities with the potential for long-term growth of capital. The subadviser uses both qualitative and quantitative analysis to determine the best investment values, emphasizing securities that may have been undervalued by the market.

Sector Weighting*	% of Total

Financial	33.31
Energy	13.31
Consumer, Non-cyclical	12.54
Communications	9.76
Consumer, Cyclical	9.16
Utilities	4.60
Industrial	4.31
Technology	3.36
Basic Materials	3.05
Mortgage Securities	0.75

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance - Since its inception in October 2005, the Quantitative Value Fund returned +17.98%, outperforming the +17.45% return of the Russell 1000 Value Index.

Environment - The market has been strong for value-oriented investors since last October. During that period, the Russell 1000 Value Index outperformed its Growth counterpart by more than 9%: 12.4% versus 3.2% . Growth investing has been hurt by concerns over high energy costs, inflation and the falling housing market.

Energy prices have been high for several years. Over the past year, the aftermath of Hurricane Katrina and tensions in the Middle East pushed prices into record territory. Inflation also rose, causing investor concern over a prolonged Federal Reserve monetary tightening cycle. The U.S. housing market, long a bastion of wealth for consumers, began to slow. Key coastal areas saw fairly dramatic price declines from the peak, as overall inventories of unsold homes rose meaningfully. Despite these risks, however, the U.S. economy continued to show stable growth.

The strongest sectors included classic value sectors, such as Financials, Telecommunications, Consumer Staples and Materials. The more momentum-based sectors, such as Technology and Consumer Cyclicals have underperformed by a wide margin. Although the Fund underperformed the benchmark Russell 1000 Value Total Return Index during the period, it strongly outperformed its peer group. Stock selection remains the top contributor to performance, as the Fund remains essentially sector neutral. We generated strong returns in the Financial, Information Technology, Utility and Industrials sectors. Our stock selection among Utilities was particularly strong. Stock selection in the Consumer Discretionary and Staples sectors detracted from performance.

Outlook - We like what we see on a number of key fronts. Strong earnings growth and good overall economic growth should bode well for the rest of the year and into 2007. Although interest rates and energy costs are a concern, the Fed seems ready to leave interest rates unchanged for now, while energy prices, a key cause of inflation concerns, appear to be moderating and could fall further as new supply comes on line. In addition, market valuations still appear relatively attractive. We feel the U.S. market could return double digits by the end of the year.

The views expressed are those of the portfolio manager as of August 31, 2006, and are subject to change based on market and other conditions.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2006	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

Quantitative Value Class 1 (began 10/15/05)	—	—	—	—	—	—	—	17.98%
Quantitative Value Class NAV (began 10/15/05)	—	—	—	—	—	—	—	17.98%
Russell 1000 Value Index[3,4,5]	—	—	—	—	—	—	—	17.45%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since October 15, 2005.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Russell 1000 Value Index is an unmanaged index containing those securities in the Russell 1000 Index with a less-than-average growth orientation.

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

Real Estate Equity Fund

Subadviser: T. Rowe Price Associates, Inc.
Portfolio Managers: David M. Lee

INVESTMENT OBJECTIVE & POLICIES - To seek to provide long-term capital growth through a combination of appreciation and current income by investing in real estate companies, including real estate investment trusts.

Sector Weighting*	% of Total

Financial	85.91
Consumer, Cyclical	1.15
Basic Materials	1.08

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance - Since its inception in April 2006, the Real Estate Equity Fund returned +9.90%, underperforming the +10.05% return of the DJ Wilshire REIT Index.

Environment - In recent months, investors appear to have grown increasingly more risk-averse, wary of rising interest rates, heightened inflation fears, and the potential for slowing economic growth. Against this backdrop, the real estate sector managed to outperform the broader market, and some of the best-performing segments within real estate were industrials, office, and apartments.

The U.S. economy continued to show healthy growth, despite the continuing effects of the Federal Reserve’s restrictive monetary policy. Industrial stocks benefited from the steady GDP growth, and office stocks also performed well as non-farm payroll growth fueled demand for office space. This demand, reflected in positive net absorption, resulted in higher occupancies in several markets and increased the potential for higher rental rates.

Apartments also performed well during this period as the cost of home ownership increased with rising interest rates. In many cases, investors are assuming that the housing slowdown will lead to an increased demand for rental units, which in turn should lead to rising occupancy rates and higher rents for apartments. The rental expense component of the consumer price index has been increasing, demonstrating strength in this area.

Outlook - Our fundamental outlook remains optimistic as we expect continued job growth to have a beneficial impact on commercial real estate. However, recent slowing in the pace of job creation has emerged as another risk we are monitoring, as the impact of the Fed’s monetary tightening could slow the economy to the point that it negatively affects fundamental demand for our commercial real estate properties. Fortunately, job growth appears to remain sufficiently positive in our view, and we are optimistic that the Fed can begin to curtail its restrictive policies while maintaining a steady-growth economy.

We are projecting continued demand for commercial real estate space, and expect further gains in occupancy and market rental rates. We continue to believe that the greatest risk we face is the threat of compression in earnings multiples in the sector, since it could outweigh the fundamental benefits mentioned. That said, we cannot predict if this type of compression will occur, and we consider public market valuations to be in line with valuations in the private marketplace. In other words, we see no obvious disconnect between the valuations of the stocks in our portfolio and the valuations found in private real estate transactions. Continued demand through job growth, combined with reasonable supply, leaves us optimistic about the fundamentals that drive long-term performance in our sectors.

The views expressed are those of the portfolio manager as of August 31, 2006, and are subject to change based on market and other conditions.

PERFORMANCE TABLE[1,4]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ending August 31, 2006	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

Real Estate Equity Class NAV (began 4/28/06)	—	—	—	—	—	—	—	9.90%
DJ Wilshire REIT Index[3,5,6]	—	—	—	—	—	—	—	10.05%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since April 28, 2006.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Since inception, a portion of the Real Estate Equity Fund expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.

5 DJ Wilshire REIT Index is an unmanaged index consisting of actively traded real estate investment trusts.

6 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

Real Estate Securities Fund

Subadviser: Deutsche Asset Management
Portfolio Managers: John F. Robertson, John W. Vojticek, Jerry W. Ehlinger and Asad Kazim

INVESTMENT OBJECTIVE & POLICIES - To achieve a combination of long-term capital appreciation and current income, the Fund invests, under normal market conditions, at least 80% of net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts (“REITS”) and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.

Sector Weighting*	% of Total

Financial	93.91
Consumer, Cyclical	2.33

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance - Since its inception in October 2005, the Real Estate Securities Fund returned +30.96%, underperforming the +31.40% return of the Morgan Stanley REIT Index.

Environment - The solid performance of REITs during the fiscal year was driven by privatization and merger activity occurring at premiums; continued strong demand for high dividend yields; stability of earnings; and positive U.S. economic views. The Fund underperformed the Morgan Stanley REIT Index this year due to slightly negative stock and sector selection. From a stock selection perspective, individual holdings in hotel, office, healthcare, mall, and specialty sectors performed particularly well on a relative basis, while holdings within retail, self storage, apartment, and industrial sectors served as a drag on the portfolio. From a sector perspective, the apartment, hotels, office, self storage, and industrial sectors outperformed the benchmark and the other property types during the year, while healthcare, retail, mall, and specialty sectors lagged. As such, relative sector performance for the Fund was helped by an overweight position in the apartment and self storage sectors and underweight position in the specialty sector. However, an overweight position in the underperforming regional mall sector and underweight position in the outperforming industrial sector detracted from performance for the year.

Outlook - Demand for real estate remains high and capital flows into the sector remain strong. We believe private market pricing of commercial real estate will continue to drive performance in the public real estate sector. Also, private equity capital has been abundant and continues to provide a floor to overall real estate valuations. We are maintaining positions in the highest quality assets in the best fundamental markets and have a slight bias toward the larger capitalization stocks in the REIT universe at this time. Even as economic growth slows, real estate fundamentals remain strong and we expect this growth combined with demand for the asset class will drive REIT returns over the next 12 months.

The views expressed are those of the portfolio manager as of August 31, 2006, and are subject to change based on market and other conditions.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2006	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

Real Estate Securities Class 1 (began 10/15/05)	—	—	—	—	—	—	—	30.96%
Morgan Stanley REIT Index[3,4,5]	—	—	—	—	—	—	—	31.40%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since October 15, 2005.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Morgan Stanley REIT Index is an unmanaged index consisting of the most actively traded real estate investment trusts.

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

Real Return Bond Fund

Subadviser: Pacific Investment Management Company
Portfolio Manager: John B. Brynjolfsson

INVESTMENT OBJECTIVE & POLICIES - To seek maximum real return, consistent with preservation of real capital and prudent investment management. The Fund seeks to achieve its objective by investing under normal circumstances, at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations.

Sector Weighting*	% of Total

Government	92.92
Mortgage Securities	3.87
Financial	0.33
Consumer, Cyclical	0.17
Communications	0.15
Basic Materials	0.11
Asset Backed Securities	0.07
Energy	0.06

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance - Since its inception in October 2005, the Real Return Bond Fund returned +2.32%, underperforming the +2.99% return of the Lehman Brothers Global Real U.S. TIPS Index.

Environment - For most of the period, the bond market was focused on the Federal Reserve’s tightening cycle. Market expectations of continued Fed tightening drove short-term rates higher and led to a significant flattening of the yield curve. The U.S. central bank raised the federal funds rate in quarter-point increments through June to 5.25% . In July, U.S. Treasury yields started to decline, based on evidence of a slowing U.S. economy. Treasury yields continued their descent in August on reports of a housing slowdown, weaker inflation and rising unemployment. The Fed kept rates unchanged in August after 17 consecutive rate hikes in two years. Ten-year real yields ended August at 2.26%, 0.29 percentage points higher for the year. The difference in yield between two- and 10-year TIPS increased from a 0.73 percentage point carry on October 14, 2005 to a 0.42 percentage point inversion by August 31, 2006.

Prudent diversification and active management protected the portfolio in a volatile market. The Fund benefited from tactical adjustments and holdings in non-Index securities, such as mortgages, corporate bonds and emerging markets bonds. Above-benchmark duration detracted from performance as interest rates rose. A flattening of the U.S. Treasury yield curve hurt the portfolio. Overall, TIPS outperformed nominal U.S. Treasuries due to strong inflation prints driven by rising energy prices. A small allocation to corporate bonds was positive as their relatively higher coupons offset the impact of rising interest rates. Exposure to mortgage-backed securities added value from coupon selection and yield advantage. Emerging market bonds helped performance as credit premiums narrowed.

Outlook - Global economic growth appears strong but vulnerable. Robust U.S. consumption, massive Chinese investment spending and positive developments in Japan and emerging economies produced growth over the last year. This expansion prompted tightening by central banks to contain mild but accelerating inflation. Major central banks are embarked on an uncertain path of interest rate hikes that could, if pursued too aggressively, derail the global expansion. Inflation expectations should ease and the nominal yield curve should revert to a positive slope, as markets anticipate Fed easing. Risk premiums and volatility should expand to more normal levels as central banks withdraw liquidity from markets.

The views expressed are those of the portfolio manager as of August 31, 2006, and are subject to change based on market and other conditions.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ending August 31, 2006	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

Real Return Bond Class 1 (began 10/15/05)	—	—	—	—	—	—	—	2.27%
Real Return Bond Class NAV (began 10/15/05)	—	—	—	—	—	—	—	2.32%
Lehman Brothers Global Real U.S. TIPS Index[3,4,5]	—	—	—	—	—	—	—	2.99%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since October 15, 2005.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Lehman Brothers Global Real U.S. TIPS Index is an unmanaged index that consists of Inflation-Protection securities issued by the U.S. Treasury.

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

Small Cap Fund

Subadviser: Independence Investment LLC
Portfolio Manager: Charles S. Glovsky

INVESTMENT OBJECTIVE & POLICIES - To seek maximum capital appreciation consistent with reasonable risk to principal. The Fund invests, under normal market conditions, at least 80% of its net assets in equity securities of small cap companies.

Sector Weighting*	% of Total

Consumer, Non-cyclical	15.92
Consumer, Cyclical	14.08
Industrial	11.68
Financial	9.98
Communications	8.76
Technology	7.15
Energy	6.96
Basic Materials	4.01
Utilities	1.26

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance - Since its inception in October 2005, the Small Cap Fund returned +3.16%, underperforming the +14.94% return of the Russell 2000 Index.

Environment - Market volatility and strong economic crosscurrents characterized the markets for the 10 months since this Fund was started. Overall, demand for small-cap stocks was strong, with the Russell 2000 Index up almost 15% for the period. Significant funds flowed into the small-cap sector earlier in the period, driving small-cap share prices higher. A large amount of those funds were invested in Exchange Traded Funds, which created higher demand for the illiquid, low-quality, speculative stocks in the Index. This made it difficult for active managers to outperform the Index as those poorer quality stocks drove the Index. Our portfolio, which is focused on high-quality stocks, tends to lag in that type of environment.

Also affecting performance was sector selection, which was slightly negative during the period, and stock selection, which accounted for most of the Fund’s relative underperformance. Among the stocks that contributed positively to performance were a digital sign manufacturer that continues to benefit from growing demand for digital billboards and a wire company benefiting from growth in commercial construction and new building regulation. In addition, both a GPS company that focuses on the commercial market and an off-price retailer that recently brought in new management reported strong quarters and added to the Fund’s performance. Stocks that hurt performance included a company that was under investigation by Spanish authorities and a coal producer that has suffered from higher labor costs and missed earnings several quarters in a row.

Outlook - We expect market conditions to remain fairly stable in the coming months. The spread of inflation from Energy and Commodity sectors to the broader economy continues to be a risk, but the containment of wage inflation due to global competition and technology serves as an important counterbalance. We expect economic growth to moderate to a more sustainable pace, which should also relieve some inflationary pressure. Small-cap relative valuations remain high, but growth appears more attractive than value. We will continue to seek companies with strong growth prospects that are underappreciated by the market. We have confidence that our disciplined strategy of bottom-up, fundamentally-driven stock picking will outperform over a full market cycle.

The views expressed are those of the portfolio manager as of August 31, 2006, and are subject to change based on market and other conditions.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2006	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

Small Cap Class 1 (began 10/15/05)	—	—	—	—	—	—	—	3.09%
Small Cap Class NAV (began 10/15/05)	—	—	—	—	—	—	—	3.16%
Russell 2000 Index[3,4,5]	—	—	—	—	—	—	—	14.94%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since October 15, 2005.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Russell 2000 Index is an unmanaged index composed of 2,000 U.S. small capitalization stocks.

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

Small Cap Index Fund

Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Managers: Carson Jen and Narayan Ramani

INVESTMENT OBJECTIVE & POLICIES - To seek to approximate the aggregate total return of a small cap U.S. domestic equity market index. Invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in (a) the common stocks that are included in the Russell 2000 Index and (b) securities (which may or may not be included in the Russell 2000 Index) that MFC Global (U.S.A.) believes as a group will behave in a manner similar to the index.

Sector Weighting*	% of Total

Financial	21.30
Consumer, Non-cyclical	18.50
Consumer, Cyclical	13.04
Industrial	12.59
Technology	9.54
Communications	9.26
Energy	5.17
Basic Materials	3.45
Utilities	2.92
Government	2.63

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance - Since its inception in October 2005, the Small Cap Index Fund returned +13.69%, underperforming the +14.51% return of the Russell 2000 Index.

Environment - The U.S. economy seems to be slowing down, with growth in the gross domestic product (GDP) declining from a 5.6% gain in the first quarter of 2006 to just 2.5% in the second quarter. Recent data show inflation to be at an 11-year high. Core inflation has risen 2.4% in the past 12 months.

After 17 consecutive interest rate increases, the Federal Reserve paused and kept the benchmark rate at 5.25% in August. However, Board Chairman Ben Bernanke did not rule out further increases in 2006.

Job growth picked up in August and the unemployment rate approached a five-year low at 4.7%, down from 4.8% in July, and U.S. employers added 128,000 workers to their payrolls, up from a revised 121,000 in July. The Conference Board’s Consumer Confidence Index dropped to 99.6 in August from 107.0 in July. The index is at its lowest level this year.

For the year, Materials & Processing and Other were the best performing sectors, returning 19.0% and 17.7%, respectively; Other Energy and Consumer Discretionary were the worst performers, returning 2.2% and 2.6%, respectively.

Outlook - The economy continues to grow modestly, with growth expectations around 2.6% for the second half of this year and 2.7% in 2007. In the short term, consumer spending is expected to slow down in the face of higher gasoline prices and higher interest rates. It appears that the Fed is at the end of its current tightening cycle, with fewer signs of price pressures and a cooling economy.

The views expressed are those of the portfolio manager as of August 31, 2006, and are subject to change based on market and other conditions.

PERFORMANCE TABLE[1,4]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ending August 31, 2006	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

Small Cap Index Fund Class NAV (began 10/29/05)	—	—	—	—	—	—	—	13.69%
Russell 2000 Index[3,5,6]	—	—	—	—	—	—	—	14.51%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since October 29, 2005.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Since inception, a portion of the Small Cap Index Fund expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.

5 Russell 2000 Index is an unmanaged index composed of 2,000 U.S. small capitalization stocks.

6 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

Small Cap Opportunities Fund

Subadviser: Munder Capital Management
Portfolio Managers: Robert E. Crosby, Julie R. Hollinshead and John P. Richardson

INVESTMENT OBJECTIVE & POLICIES - To achieve long-term capital appreciation by investing, under normal circumstances, at least 80% of its net assets in smaller-capitalization companies that the managers believe are undervalued but have stable or improving earnings records and sound finances. Small-capitalization companies generally have a market capitalization below $1.5 billion at the time of purchase.

Sector Weighting*	% of Total

Financial	24.56
Industrial	14.19
Consumer, Cyclical	14.16
Energy	6.69
Consumer, Non-cyclical	4.81
Technology	4.20
Communications	2.61
Basic Materials	2.37
Utilities	0.93

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance - Since its inception in October 2005, the Small Cap Opportunities Fund returned +9.09%, underperforming the +18.63% return of the Russell 2000 Value Index.

Environment - The stock market rallied during the last two months of 2005, reflecting increased consumer confidence and continued good earnings growth, and the Fund participated in this rebound. Good stock selection in the Financial, Industrials, Consumer Discretionary and Utilities sectors offset weak stock selection in Information Technology.

The portfolio had good absolute returns for the first quarter of 2006, but lagged the strong performance of the Russell 2000 Value Index. The portfolio’s focus is driven by stock selection, with an emphasis on stocks with high profitability levels and below-average valuations. Unfortunately, these characteristics were not rewarded during the first quarter of the year, as more volatile stocks with low profitability and a lack of earnings were the top performers. During the second quarter, the portfolio bettered its benchmark. The period was a volatile one for small-cap stocks, with leadership changing as small-cap stocks corrected following several quarters of strong relative performance. For July and August, the largest detractors to relative performance were in the Industrials, Information Technology and Consumer Discretionary sectors. Building products, auto parts & equipment and Internet software & services stocks were the main laggards.

Overall, most of the Fund’s relative underperformance from November 2005 through August 2006 was due to the decline in our positions in home-builders and their suppliers. While we anticipated some negative investor sentiment towards these stocks, we were surprised by how quickly and dramatically performance of these stocks shifted.

The Fund remains overweighted in homebuilder and homebuilder supplier stocks. However, our exposure is smaller than six months ago. These companies are still executing well, but appear to be suffering from continued negative news flow and investor sentiment. We believe that over the next six months stock prices will better reflect the solid fundamentals of these stocks.

While we remain overweight, we have reduced reduced our exposure in mortgage companies and mortgage REITs (real estate investment trusts). Most of our mortgage REIT holdings are commercial mortgage REITs, and are not exposed to the residential side. We also reduced our residential mortgage REIT exposure, and we believe we own the best companies in the group.

The views expressed are those of the portfolio manager as of August 31, 2006, and are subject to change based on market and other conditions.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2006	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

Small Cap Opportunities Class 1 (began 10/15/05)	—	—	—	—	—	—	—	9.04%
Small Cap Opportunities Class NAV (began 10/15/05)	—	—	—	—	—	—	—	9.09%
Russell 2000 Value Index[3,4,5]	—	—	—	—	—	—	—	18.63%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since October 15, 2005.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

Small Company Fund

Subadviser: American Century Investment Management, Inc.
Portfolio Managers: Matti Von Turk, William Martin and Thomas Vaiana

INVESTMENT OBJECTIVE & POLICIES - To seek to achieve long-term capital growth by investing primarily in the common stock of U.S. small companies. The Fund manages risk by broadly diversifying its investments based on the S&P SmallCap 600 Index.

Sector Weighting*	% of Total

Consumer, Non-cyclical	16.01
Consumer, Cyclical	14.03
Industrial	12.64
Financial	12.35
Technology	8.34
Basic Materials	5.24
Energy	5.01
Communications	3.49
Utilities	2.51

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance - Since its inception in October 2005, the Small Company Fund returned +1.85%, underperforming the +6.20% return of the S&P SmallCap 600 Index.

Environment - The U.S. stock market rallied during the reporting period. Although rising commodity prices and higher interest rates weighed on investor confidence, stocks enjoyed a boost from the healthy U.S. economy and continued strength in corporate earnings growth. Small-cap stocks posted solid gains that were in line with the broader market. Within the portfolio, the most economically-sensitive sectors — Energy, Industrials and Utilities — contributed the most to absolute performance. Information Technology stocks and consumer-oriented issues were the only segments of the portfolio to decline. The Fund underperformed its benchmark index because of disappointing stock selection in every market sector, most notably Information Technology and Financials. Stock choices among electronic equipment manufacturers and software makers detracted the most in the Technology sector, while real estate investment trusts and commercial banks weighed on results in the Financial sector. On the positive side, stock selection proved more favorable in the Telecommunications Services sector, particularly among wireless providers, and among oil producers in the Energy sector.

Outlook - As always, we will remain true to our disciplined investment approach, building a portfolio of smaller companies that we believe provides an optimal balance between risk and expected return.

The views expressed are those of the portfolio manager as of August 31, 2006, and are subject to change based on market and other conditions.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2006	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

Small Company Class 1 (began 10/15/05)	—	—	—	—	—	—	—	1.78%
Small Company Class NAV (began 10/15/05)	—	—	—	—	—	—	—	1.85%
Standard & Poors Small Cap 600 Index[3,4,5]	—	—	—	—	—	—	—	6.20%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since October 15, 2005.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Standard & Poors Small Cap 600 Index is an unmanaged index composed of 600 U.S. small-sized companies.

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

Small Company Growth Fund

Subadviser: AIM Capital Management, Inc.
Portfolio Managers: Juliet S. Ellis

INVESTMENT OBJECTIVE & POLICIES - To seek long-term growth of capital. To pursue this goal, the Fund normally invests at least 80% of its assets in securities of small-capitalization companies. The Fund considers a company to be a small-capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month.

Sector Weighting*	% of Total

Consumer, Non-cyclical	23.70
Technology	17.32
Industrial	15.30
Consumer, Cyclical	13.84
Energy	9.31
Financial	8.71
Communications	8.20
Basic Materials	0.89
Utilities	0.78

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance - Since its inception in October 2005, the Small Company Growth Fund returned +10.90%, outperforming the +9.09% return of the Russell 2000 Growth Index.

Environment - Despite widespread concern about the impact of rising short-term interest rates, high energy prices, a housing bubble and the long-term economic effects of the Gulf Coast hurricanes of 2005, the equity markets generated positive returns. Under its new chairman Ben Bernanke, the Federal Reserve continued raising the federal funds rate, to 5.25%; however, in August, the Fed paused for the first time in 2 years. Positive performance in the Russell 2000 Growth Index was broad-based, with the highest returns in the Utilities, Consumer Staples and Materials sectors.

The Fund outperformed the benchmark in Industrials, Consumer Discretionary and Energy. Outperformance in Industrials was driven by strong stock selection across several industries that benefited from global economic expansion. In the Consumer Discretionary sector, strong stock selection and an underweight position helped, as many consumer-related stocks struggled due to concerns about the impact of higher interest rates and energy prices. However, some holdings held up in this environment, including those in household durables and hotels/restaurants/leisure. The Energy sector experienced wide swings, but finished the period with gains. The Fund benefited from strong selection in energy equipment and services stocks.

The Fund underperformed its benchmark index in the Information Technology and Health Care sectors. In Information Technology, the portfolio had poor stock selection in communications equipment, computers and peripherals, and IT services stocks. In Health Care, underperformance was due largely to poor selection in biotechnology stocks and an overweight in health care technology stocks, a weak performing area.

Outlook - We believe that growth stocks are poised to outperform. Many of them continue to trade at reasonable valuations relative to value stocks, as well as to expected growth rates, and the current economic environment is favorable for the stock prices of companies that can deliver above-average earnings growth. This environment has created an opportunity to buy companies with superior growth prospects at unusually modest prices.

The fund is positioned to benefit from global economic growth, although we maintain significant positions in relatively defensive growth stocks as the economic cycle shows signs of maturing.

The views expressed are those of the portfolio manager as of August 31, 2006, and are subject to change based on market and other conditions.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2006	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

Small Company Growth Class NAV (began 10/29/05)	—	—	—	—	—	—	—	10.90%
Russell 2000 Growth Index[3,4,5]	—	—	—	—	—	—	—	9.09%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since October 29, 2005.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Russell 2000 Growth Index is an unmanaged index that contains those securities from the Russell 2000 Index with a greater than average growth orientation.

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

Small Company Value Fund

Subadviser: T. Rowe Price Associates, Inc.
Portfolio Manager: Preston G. Athey

INVESTMENT OBJECTIVE & POLICIES - To seek long-term growth of capital by investing at least 80% of its net assets in companies with market capitalizations that do not exceed the maximum market capitalization of any security in the Russell 2000 Index at the time of purchase. Portfolio securities are also selected by what T. Rowe Price believes to be undervalued companies that have good prospects for capital appreciation.

Sector Weighting*	% of Total

Industrial	19.07
Financial	16.43
Consumer, Non-cyclical	10.48
Consumer, Cyclical	8.51
Energy	7.65
Basic Materials	6.67
Technology	3.46
Utilities	2.95
Communications	2.65
Funds	0.57

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance - Since its inception in October 2005, the Small Company Value Fund returned +12.44%, underperforming the +18.63% return of the Russell 2000 Value Index.

Environment - The Fund’s significant underweight in financials, combined with stock selection, helped relative performance as the sector was pressured by rising interest rates. Stock selection in real estate and commercial banks was the primary reason for outperformance.

Good stock selection in health care, particularly in biotechnology and health care equipment and supplies, also helped relative returns. We have marginal overweight positions in every health care industry except pharmaceuticals (where we currently have no holdings) and biotechnology (where we maintain a large overweight). While we are only slightly overweight in the health care sector as a whole, most of this overweight is concentrated in the biotechnology industry, which was helpful during the period.

Stock selection in industrials and business services was the biggest detractor from relative performance by some margin as many strong performers in recent years pulled back in response to signs of slowing economic growth. Machinery holding JLG Industries, a maker of aerial lifts and construction equipment, was a particularly large detractor. Shares were sold off despite the company’s announcement of earnings that beat estimates and offering higher guidance for future results. Stock selection in air freight and logistics also hurt. UTi Worldwide, a provider of air and ocean freight and logistics services, lowered guidance for the year due to a large information technology project and increased staffing costs and expenses related to a recent acquisition.

Stock selection in materials also detracted, although this was mitigated by the positive contribution of our large overweight position. Holdings in construction materials companies detracted due to the slowdown in the residential housing market. Florida Rock Industries, a cement and concrete company, announced earnings that came in below estimates and suffered from concern that the housing slowdown will be particularly steep in its home state. We remain overweight in all industries within materials as the sector is poised to benefit from the strong global economy.

Outlook - While we expect investor sentiment to remain negative for some time toward home-builders, restaurants, and other areas tied to the consumer, we are finding what we perceive to be bargains in these areas. In the meantime, we are optimistic that the longer-term favorable performance of our industrials and business services, energy, and materials holdings will continue as the capital goods cycle progresses and companies expand production capacity.

The views expressed are those of the portfolio manager as of August 31, 2006, and are subject to change based on market and other conditions.

PERFORMANCE TABLE[1,4]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2006	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

Small Company Value Class 1 (began 10/15/05)	—	—	—	—	—	—	—	12.41%
Small Company Value Class NAV (began 10/15/05)	—	—	—	—	—	—	—	12.44%
Russell 2000 Value Index[3,5,6]	—	—	—	—	—	—	—	18.63%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since October 15, 2005.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Since inception, a portion of the Small Company Value expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.

5 Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

6 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

Special Value Fund

Subadviser: Salomon Brothers Asset Management Inc.
Portfolio Manager: Peter J. Hable

INVESTMENT OBJECTIVE & POLICIES - To seek to achieve long-term growth of capital by investing in the common stock and other equity securities of smaller-capitalized U.S. companies believed to be undervalued.

Sector Weighting*	% of Total

Financial	17.72
Industrial	17.04
Consumer, Cyclical	8.49
Consumer, Non-cyclical	8.43
Funds	4.62
Technology	4.23
Energy	3.66
Communications	2.86
Basic Materials	1.09
Utilities	0.98

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance - Since its inception in October 2005, the Special Value Fund returned +10.06%, underperforming the +18.63% return of the Russell 2000 Value Index.

Environment - The market for small-capitalization stocks this year was characterized by speculative performance from companies with the poorest balance sheets and no earnings. This was concentrated in three sectors: Technology, Basic Materials and Health Care. Given our focus on companies with high returns on invested capital, healthy balance sheets and strong free cash flow, this speculative rally left the Fund trailing its benchmark in 2006.

With the twin taxes of rising short-term interest rates and higher energy prices slowing the economy, we positioned the portfolio defensively. The Fund was underweighted in Technology, Consumer Discretionary and Basic Materials stocks, which tend to suffer the most as the economy slows. Except for the speculative move in poor-quality Technology and Basic Materials companies mentioned above, this positioning served the Fund well.

The portfolio’s five largest sectors as of August 31, 2006, were Financials (31.23%), Industrials (25.71%), Consumer Discretionary (12.86%), Information Technology (12.40%) and Health Care (6.70%) .

Outlook - We have had a defensive stance with our Financials sector weighting. Our concern with Financials was driven by a flatter yield curve compressing net interest margins and lowering earnings for banks, increased real estate loan exposure with decreased loan loss reserves in a speculative real estate market and rich valuations for small bank stocks in general. Currently, there is an unprecedented $1 trillion-dollar inventory of unsold homes. That leads us to believe we are entering the difficult part of the credit cycle. In time, the Federal Reserve will ride to the rescue, but it may be after many small banks experience a hard landing.

The outperformance of small stocks relative to large stocks over the last six years has eliminated the valuation gap that existed between capitalizations and it has left most small-cap stocks trading at a premium. Selectively, attractive small-cap valuations have appeared as rising short-term interest rates and rising energy prices slowed the economy. As better valuations present themselves, we will move away from our defensive stance.

The views expressed are those of the portfolio manager as of August 31, 2006, and are subject to change based on market and other conditions.

PERFORMANCE TABLE[1,4]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2006	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

Special Value Class 1 (began 10/15/05)	—	—	—	—	—	—	—	9.91%
Special Value Class NAV (began 10/15/05)	—	—	—	—	—	—	—	10.06%
Russell 2000 Value Index[3,4,5]	—	—	—	—	—	—	—	18.63%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since October 15, 2005.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

Spectrum Income Fund

Subadviser: T. Rowe Price Associates, Inc.
Portfolio Managers: Edmund N. Notzon, III

INVESTMENT OBJECTIVE & POLICIES - The Spectrum Income Fund seeks a high level of current income with moderate share price fluctuation. The Fund normally invests in a diversified portfolio of domestic and international government, corporate and mortgage-backed bonds. The Fund will also seek equity income through investments in dividend-paying stocks.

Sector Weighting*	% of Total

Mortgage Securities	22.22
Government	17.75
Financial	8.31
Communications	7.71
Consumer, Non-cyclical	5.62
Energy	4.71
Industrial	4.51
Consumer, Cyclical	4.16
Utilities	2.81
Asset Backed Securities	2.04

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance - Since its inception in October 2005, the Spectrum Income Fund returned +5.47%, outperforming the +3.05% return of the LB Aggregate Bond Index.

Environment - All major segments of the fixed-income markets posted positive total returns for the period beginning October 31, 2005 and ending August 31, 2006, despite a rise in the general level of interest rates. The period began with the Federal Reserve raising the targeted fed funds rate an expected 0.25% to 4.00% on November 1. Five more rate hikes would follow, causing a corresponding rise in short-term rates. The three-month Treasury bill ended the period with a yield of 5.04%, according to Bloomberg, compared to a 3.88% yield on October 31. Long-term yields rose at a more-modest pace on investor confidence that the Fed would keep inflation in check. The differing yield increase between the short-term and long-term parts of the Treasury curve resulted in a rare yield curve inversion in December 2005, with two-year Treasuries yielding more than 10-year Treasuries. The yield curve flattened in early 2006 and then inverted again in the summer.

The fixed-income markets rallied strongly in August, as the Federal Reserve held the targeted fed funds rate steady after its August 8th meeting amid evidence that economic growth was moderating. The Fed’s decision to pause in its tightening campaign after seventeen consecutive quarter-point rate increases indicates that the regime of Fed Chairman Ben Bernanke is willing to set policy based on the expectation of continued inflationary pressures subsiding in the future due to the lagged cumulative effect of past monetary policy actions. The rally pushed the 10-year Treasury yield to 4.73%, its lowest level since March 2006.

The Lehman Brothers U.S. Aggregate Bond Index returned 3.59% for the period, aided by strong returns for mortgage-backed securities. Among non-index markets, both high-yield bonds and emerging-market bonds outperformed the Lehman Aggregate sectors, though investors’ risk tolerance varied sharply during the period, as rising geopolitical risk and rate uncertainty caused a sell-off of riskier assets in the latter half of the second quarter. By July, however, the increasing probability of a Fed pause led to a softening of the previous risk-averse sentiment.

Outlook - The economic expansion has continued at a somewhat milder pace and is likely to be restrained through the second half of 2006. We believe the Fund’s broad diversification will serve our shareholders well in the coming months.

The views expressed are those of the portfolio manager as of August 31, 2006, and are subject to change based on market and other conditions.

PERFORMANCE TABLE[1,4]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2006	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

Spectrum Income Class NAV (began 10/29/05)	—	—	—	—	—	—	—	5.47%
Lehman Brothers Aggregate Bond Index[3,5,6]	—	—	—	—	—	—	—	3.05%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since October 29, 2005.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Since inception, a portion of the Spectrum Income Fund expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.

5 Lehman Brothers Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

6 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

Strategic Bond Fund

Subadviser: Western Asset Management Company
Portfolio Managers: Ken Leech, Steve Walsh, Keith Gardner, Matt Duda and Mike Buchanon

INVESTMENT OBJECTIVE & POLICIES - To seek to achieve a high level of total return, consistent with preservation of capital, by investing the Fund’s assets in five segments of the fixed-income market: (i) U.S. government obligations, (ii) investment-grade domestic corporate fixed-income securities, (iii) high yield corporate fixed-income securities, (iv) mortgage-backed and asset-backed securities and (v) investment-grade and high yield international fixed-income securities.

Sector Weighting*	% of Total

Mortgage Securities	30.95
Government	11.50
Financial	10.04
Asset Backed Securities	7.76
Energy	4.77
Communications	4.32
Utilities	4.10
Industrial	4.04
Consumer, Cyclical	2.50
Consumer, Non-cyclical	1.59

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance - Since its inception in October 2005, the Strategic Bond Fund returned +4.22%, outperforming the +3.37% return of the LB Aggregate Bond Index.

Environment - Interest rates moved broadly higher across the yield curve, driven by a tighter-than-expected Federal Reserve, stronger-than-expected economy, and a modest increase in inflation expectations. Short-term rates rose much more than long-term rates, leaving the yield curve substantially flat, but mildly inverted in the short end. The Fed raised its target funds rate by 0.25% at seven of its eight meetings, exceeding market expectations. The Fed paused at its August meeting, as it adopted a wait-and-see attitude to judge the extent to which the housing slowdown would affect the rest of the economy. Ben Bernanke replaced Alan Greenspan as Fed Chairman, but he gave no indication of any significant shift in monetary policy.

The economy bounced back strongly from its weak showing in the fourth quarter of 2005, with growth of more than 5% in the first quarter, but slowed to 2.9% growth in the second quarter. Headline inflation rose to the 3.5 –4.5% range, core inflation drifted higher to the 2.5 –3.0% range. Inflation concerns were fueled by gains in gold, industrial commodity and energy prices, and a decline in the dollar against most major currencies. The economy displayed some very solid fundamentals, as corporate profits exceeded expectations, and federal and state revenues registered some of the strongest gains in real terms (adjusting for inflation) in history.

Nevertheless, the housing market showed signs of a spreading slowdown, which gave rise to the widely held perception that the overall economy would likely slow enough to reduce inflation pressures and allow the Fed to end its tightening cycle.

Outlook - Our outlook calls for continued moderate growth and relatively contained inflation. We are positioned with the expectation that there will be no significant changes in key macro-economic variables, but we also have strategies in place that are designed to hedge against unexpected economic weakness and higher-than-expected inflation.

The views expressed are those of the portfolio manager as of August 31, 2006, and are subject to change based on market and other conditions.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ending August 31, 2006	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

Strategic Bond Class 1 (began 10/15/05)	—	—	—	—	—	—	—	4.18%
Strategic Bond Class NAV (began 10/15/05)	—	—	—	—	—	—	—	4.22%
Lehman Brothers Aggregate Bond Index[3,4,5]	—	—	—	—	—	—	—	3.37%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since April 28, 2006.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Lehman Brothers Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

Strategic Income Fund

Subadviser: Sovereign Asset Management LLC
Portfolio Managers: Barry Evans, Daniel Samuel Janis and John Iles

INVESTMENT OBJECTIVE & POLICIES - The Fund seeks high current income through investing, under normal market conditions, primarily in foreign government and corporate debt securities from developed and emerging markets; U.S. Government and agency securities; and U.S. high yield bonds.

Sector Weighting*	% of Total

Government	49.51
Financial	5.39
Funds	5.26
Mortgage Securities	4.43
Communications	2.86
Energy	2.78
Consumer, Cyclical	2.76
Basic Materials	2.23
Consumer, Non-cyclical	2.18
Industrial	2.14

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance - Since its inception in October 2005, the Strategic Income Fund returned +1.37%, underperforming the +3.01% return of the LB Aggregate Bond Index.

Environment - U.S. dollar-bloc government bonds generally posted gains during the period amid soft economic data and a growing sense that the Federal Reserve would pause in its more than two-year-long campaign to raise interest rates. European government bonds also finished higher, in part due to a reinforced sense that the Fed would pause and also to reports suggesting a slowing economy in Europe. Elsewhere, continued strong investor demand helped buoy high-yield bonds.

Since the Fund’s inception, we have worked to fully invest the assets based on our tri-sector model, targeting investments in the U.S. government, foreign and high-yield bond sectors. With the Fed continuing on a tightening path and credit spreads near historic lows, we maintained a lower-than-benchmark duration in our U.S. government allocation, and kept a reduced exposure to the U.S. high-yield sector. Bolstered by our belief that the U.S. dollar is in the midst of a multi-year decline relative to the major global currencies, we sought to add value to the portfolio via our exposure to the euro, the Canadian dollar and, to a lesser extent, the Japanese yen. We also concentrated on high-yield names with predictable cash flow that we believe can outperform in a variety of economic conditions, particularly those in the gaming, media and packaging industries.

Outlook - We’re comfortable with our emphasis on non-dollar denominated foreign government bonds, given our negative view of the U.S. dollar. We believe the American trade and current account deficits will remain large, which likely will prompt a resumption in a multi-year cyclical decline in the U.S. dollar. We are concerned that U.S. economic growth may be weaker going forward. Prior interest rate hikes, a weakening housing market and high energy prices are likely to put the brakes on the global economy at large. With yield spreads close to historic lows, we plan to maintain an underweight in high-yield and emerging market bonds. We plan to opportunistically add to our high-yield and emerging market holdings, but only when valuations warrant.

The views expressed are those of the portfolio manager as of August 31, 2006, and are subject to change based on market and other conditions.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ending August 31, 2006	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

Strategic Income Class NAV (began 4/28/06)	—	—	—	—	—	—	—	1.37%
Lehman Brothers Aggregate Bond Index[3,4,5]	—	—	—	—	—	—	—	3.01%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since April 28, 2006.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Lehman Brothers Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

Strategic Value Fund

Subadviser: MFS Investment Management
Portfolio Managers: Kenneth J. Enright and Alan Langsner

INVESTMENT OBJECTIVE & POLICIES - To seek capital appreciation. The Fund invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts, of companies which MFS believes are undervalued in the market relative to their long term potential.

Sector Weighting*	% of Total

Communications	20.91
Financial	18.23
Consumer, Non-cyclical	11.18
Industrial	10.94
Technology	8.06
Energy	8.04
Consumer, Cyclical	7.14
Utilities	2.96
Basic Materials	1.39

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance - Since its inception in October 2005, the Strategic Value Fund returned +6.52%, underperforming the +17.45% return of the Russell 1000 Value Index.

Environment - Stock selection in the Technology, Utilities & Communications, Basic Materials and Industrial Goods & Services sectors held back performance relative to the Russell 1000 Value Index. In Technology, a telecommunications equipment maker, a security software company and a computer manufacturer detracted from relative results. In the Utilities & Communications sector, an independent power producer and a telecommunications service provider were a drag on performance. Within the Basic Materials sector, a package manufacturer and a newsprint maker hindered results. An industrial conglomerate was also among the Fund’s top relative detractors. Stocks in other sectors that hurt results included a health services provider and a home improvement products company.

Relative to the Fund’s benchmark, the Leisure sector was the top contributing sector to relative performance, bolstered by the Fund’s avoidance of a poor-performing media giant. Stock selection in the Financial Services sector also aided relative returns. Within this sector, holdings in several banking firms boosted results. Elsewhere, the fund’s positions in a pharmaceutical company, an office supply retailer, a consumer electronics retailer, an enterprise software company, and an electric power distributor helped results.

The views expressed are those of the portfolio manager as of August 31, 2006, and are subject to change based on market and other conditions.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2006	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

Strategic Value Class 1 (began 10/15/05)	—	—	—	—	—	—	—	6.47%
Strategic Value Class NAV (began 10/15/05)	—	—	—	—	—	—	—	6.52%
Russell 1000 Value Index[3,4,5]	—	—	—	—	—	—	—	17.45%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since October 15, 2005.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Russell 1000 Value Index is an unmanaged index containing those securities in the Russell 1000 Index with a less-than-average growth orientation.

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

Total Return Fund

Subadviser: Pacific Investment Management Company
Portfolio Manager: William H. Gross

INVESTMENT OBJECTIVE & POLICIES - To seek to achieve maximum total return, consistent with preservation of capital and prudent investment management by investing primarily in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration will normally vary within a 3- to 6-year time frame based on PIMCO’s forecast for interest rates.

Sector Weighting*	% of Total

Mortgage Securities	42.44
Government	18.01
Financial	12.53
Asset Backed Securities	4.19
Communications	1.39
Consumer, Cyclical	0.68
Consumer, Non-cyclical	0.29
Utilities	0.24
Energy	0.21
Technology	0.17

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance - Since its inception in October 2005, the Total Return Fund returned +3.18%, underperforming the +3.37% return of the LB Aggregate Bond Index.

Environment - For most of the period, the bond market was focused on the Federal Reserve’s tightening cycle. Market expectations of continued Fed tightening drove short-term rates higher and led to a significant flattening of the yield curve. The U.S. central bank raised the federal funds rate in quarter-point increments through June to 5.25% . In July, U.S. Treasury yields started to decline, based on evidence the U.S. economy was beginning to slow. Treasury yields continued their descent in August on reports of a housing slowdown, weaker inflation and rising unemployment. The Fed kept rates unchanged in August after 17 consecutive rate hikes since the tightening cycle began in June 2004.

The benchmark 10-year Treasury yield ended the period at 4.73%, 0.52% lower than the federal funds rate.

Broad diversification helped returns during a challenging environment. Above-index duration detracted from performance for most of the year, as interest rates rose. However, late in the period, above-index duration was a positive as interest rates fell due to weaker economic data. An overweight to shorter maturities hurt returns early in the period, but was a positive in July and August. An overweight to mortgages and coupon selection helped performance — and an underweight to corporate bonds hurt — as both sectors outperformed like-duration Treasuries. Exposure to emerging market bonds aided performance as credit premiums narrowed. Municipal securities helped returns, as they usually outperform when rates rise.

Outlook - Global economic growth appears strong but vulnerable. Robust U.S. consumption, massive Chinese investment spending and positive developments in Japan and emerging economies produced growth over the last year. This expansion prompted tightening by central banks to contain mild but accelerating inflation. Major central banks are embarked on an uncertain path of interest rate hikes that could, if pursued too aggressively, derail the global expansion. Inflation expectations should ease and the nominal yield curve should revert to a positive slope, as markets begin to anticipate Fed easing. Risk premiums and volatility should expand to more normal levels as central banks withdraw liquidity from markets.

The views expressed are those of the portfolio manager as of August 31, 2006, and are subject to change based on market and other conditions.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ending August 31, 2006	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

Total Return Class 1 (began 10/15/05)	—	—	—	—	—	—	—	3.14%
Total Return Class NAV (began 10/15/05)	—	—	—	—	—	—	—	3.18%
Lehman Brothers Aggregate Bond Index[3,4,5]	—	—	—	—	—	—	—	3.37%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since October 15, 2005.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Lehman Brothers Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

U.S. Global Leaders Growth Fund

Subadviser: Sustainable Growth Advisers, LP
Portfolio Managers: George P. Fraise, Gordon M. Marchand and Robert L. Rohn

INVESTMENT OBJECTIVE & POLICIES - The Fund seeks long-term growth of capital. To pursue this goal, the Fund normally invests at least 80% of its assets in common stocks that managers regard as “U.S. Global Leaders.” The managers consider U.S. Global Leaders to typically exhibit the following characteristics: pricing flexibility, recurring revenues and global reach.

Sector Weighting*	% of Total

Consumer, Non-cyclical	43.49
Technology	17.19
Consumer, Cyclical	16.18
Industrial	7.75
Financial	7.37
Communications	6.31

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance - Since its inception in October 2005, the U.S. Global Leaders Growth Fund returned –0.88%, underperforming the +11.77% return of the S&P 500 Index.

Environment - U.S. stocks rallied in the first half of 2006. A healthy economy and strong profit growth provided support for the market, but gains were muted by a sell-off late in the six-month period caused by higher inflation and rising interest rates. In the end, the major stock indexes posted gains of about 3%. Small-cap stocks led the market’s advance, while value shares outperformed growth-oriented issues.

The first half of 2006 was a challenging period for the Fund, which lagged the S&P 500 Index and its Morningstar peer group by a wide margin. The high-quality, large-cap growth stocks in which the portfolio invests remained out of favor: small-cap stocks outpaced large-company issues, value stocks continued to outperform growth, and lower-quality stocks posted better returns than high-quality names.

Sector allocation was also a drag on performance as investors continued to favor deep cyclical sectors, such as Energy and Utilities, which we avoid because they do not meet our investment criteria. In contrast, growth-oriented sectors that are well represented in the portfolio, such as Health Care and Information Technology, were the only market sectors to decline. The best performers in the portfolio were consumer-oriented stocks.

Outlook - Although the Fund’s recent performance has been frustrating, the long-term outlook is promising. We face an unprecedented opportunity in many high-quality, sustainable-growth companies. We believe the portfolio looks more attractive now than at any other time in its history.

If the Fund was a public company that owned each of the individual businesses, it would have more than a decade of double-digit earnings growth (twice the overall market’s growth rate), a free cash flow yield of 5%, and a lower valuation than the broader market on a cash basis. That is why we are extremely comfortable with the portfolio and very excited about its future prospects.

The views expressed are those of the portfolio manager as of August 31, 2006, and are subject to change based on market and other conditions.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2006	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

U.S. Global Leaders Growth Class 1 (began 10/15/05)	—	—	—	—	—	—	—	-0.97%
U.S. Global Leaders Growth Class NAV (began 10/15/05)	—	—	—	—	—	—	—	-0.88%
Standard & Poors 500 Index[3,4,5]	—	—	—	—	—	—	—	11.77%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since October 15, 2005.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Standard & Poors 500 Index is an unmanaged index that includes 500 widely traded common stocks.

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

U.S. Government Securities Fund

Subadviser: Western Asset Management Company
Portfolio Manager: Ken Leech, Steve Walsh, Mark Lindbloom, Ron Mass and Fred Marki

INVESTMENT OBJECTIVE & POLICIES - To achieve a high level of current income consistent with the preservation of capital and maintenance of liquidity. The Fund invests a substantial portion of its assets in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and derivative securities.

Sector Weighting*	% of Total

Mortgage Securities	60.97
Asset Backed Securities	12.45
Government	11.92

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance - Since its inception in October 2005, the U.S. Government Securities Fund returned +2.91%, outperforming the +2.64% return of the Citigroup 1-10 Year Treasury Bond Index.

Environment - Interest rates moved broadly higher across the yield curve, driven by a tighter-than-expected Federal Reserve, stronger-than-expected economy, and a modest increase in inflation expectations. Short-term rates rose much more than long-term rates, leaving the yield curve substantially flat, but mildly inverted in the short end. The Fed raised its target funds rate by 0.25% at seven of its eight meetings, exceeding market expectations. The Fed paused at its August meeting, as it adopted a wait-and-see attitude to judge the extent to which the housing slowdown would affect the rest of the economy. Ben Bernanke replaced Alan Greenspan as Fed Chairman, but he gave no indication of any significant shift in monetary policy.

The economy bounced back strongly from its weak showing in the fourth quarter of 2005, with growth of more than 5% in the first quarter, but slowed to 2.9% growth in the second quarter. Headline inflation rose to the 3.5 –4.5% range, core inflation drifted higher to the 2.5 –3.0% range. Inflation concerns were fueled by gains in gold, industrial commodity and energy prices, and a decline in the dollar against most major currencies. The economy displayed some very solid fundamentals, as corporate profits exceeded expectations, and federal and state revenues registered some of the strongest gains in real terms (adjusting for inflation) in history.

Nevertheless, the housing market showed signs of a spreading slowdown, which gave rise to the widely held perception that the overall economy would likely slow enough to reduce inflation pressures and allow the Fed to end its tightening cycle.

Outlook - Our outlook calls for continued moderate growth and relatively contained inflation. We are positioned with the expectation that there will be no significant changes in key macro-economic variables, but we also have strategies in place that are designed to hedge against unexpected economic weakness and higher-than-expected inflation.

The views expressed are those of the portfolio manager as of August 31, 2006, and are subject to change based on market and other conditions.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ending August 31, 2006	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

U.S. Government Securities Class 1 (began 10/15/05)	—	—	—	—	—	—	—	2.87%
U.S. Government Securities Class NAV (began 10/15/05)	—	—	—	—	—	—	—	2.91%
Citigroup 1-10 Year Treasury Bond Index[3,4,5]	—	—	—	—	—	—	—	2.64%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since April 28, 2006.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Citigroup 1-10 Year Treasury Bond Index is a broad measure of the performance of the short-term and medium-term U.S. Treasury securities.

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

U.S. High Yield Bond Fund

Subadviser: Wells Capital Management, Inc.
Portfolio Managers: Roger Wittlin, Niklas Nordonfelt, Chris Lee, Sean Lynch, and Phil Susser

INVESTMENT OBJECTIVE & POLICIES - To seek total return with a high level of current income. The Fund invests, under normal market conditions, primarily in below investment-grade debt securities (sometimes referred to as “junk bonds” or high yield securities). The Fund also invests in corporate debt securities and may buy preferred and other convertible securities and bank loans.

Sector Weighting*	% of Total

Communications	22.16
Consumer, Cyclical	13.48
Financial	11.94
Consumer, Non-cyclical	11.38
Energy	7.92
Industrial	6.08
Technology	3.56
Basic Materials	2.75
Utilities	1.48

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance - Since its inception in October 2005, the U.S. High Yield Bond Fund returned +6.58%, outperforming the +5.82% return of the Merrill Lynch US High Yield Master II Constrained Index.

Environment - Due to the effects of the twin hurricanes and spiking energy prices, it became evident to investors late last year that the economy was slowing. Longer-term Treasury yields moved downward until mid-January of 2006. The slowdown proved temporary, as the economy rebounded during the first quarter of 2006, sending Treasury yields upward, peaking in June. During this time, the Federal Reserve continued its tightening regime, lifting the federal funds rate from 4.00% in November 2005 to the current rate of 5.25% . High-yield spreads were relatively stable and historically low during the period. The credit environment has remained healthy, with lower quality bonds significantly outperforming higher quality bonds so far in 2006. With the Fed holding rates steady at its August meeting amid indications of a slowing housing market, Treasury yields have fallen by a half percent since early July.

Outlook - While the economy remains strong, the Fed is entering a difficult period. Growth appears to be slowing, led by a weaker housing market and lower consumer spending, yet wage-price pressures and core price inflation continue rising. The challenge for the Fed will be to combat the inflationary pressures while not squeezing liquidity and thereby exacerbating an economic slowdown. We feel the default environment will continue to be supportive of credit spreads, as corporate fundamentals remain positive. Because spreads are especially tight by historical measures, we will continue to lower risk by moving up in quality and in the capital structure.

We will continue to be mindful of opportunities that are likely to present themselves should segments of the market weaken beyond their fundamentals. The new issue market, particularly in high yield bonds, is likely to affect spreads. Should the market see large, sponsor-driven deals, such as leveraged buyouts (LBOs), high yield spreads are likely to widen. As part of our strategy and credit diligence, we will continue to be skeptical of sponsor-driven deals, whether they are LBO-related or motivated to pay outsized dividends. In addition, we are keenly monitoring the increasing amount of “covenant-lite” loans coming to market.

The views expressed are those of the portfolio manager as of August 31, 2006, and are subject to change based on market and other conditions.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ending August 31, 2006	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

U.S. High Yield Bond Class Class 1 (began 10/15/05)	—	—	—	—	—	—	—	6.55%
U.S. High Yield Bond Class Class NAV (began 10/15/05)	—	—	—	—	—	—	—	6.58%
Merrill Lynch U.S. High Yield Master II Constrained Index[3,4,5]	—	—	—	—	—	—	—	5.82%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since October 15, 2005.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Merrill Lynch U.S. High Yield Master II Constrained Index is an unmanaged index composed of U.S. currency high-yield bonds issued by U.S. and non-U.S. issuers.

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

U.S. Multi Sector Fund

Subadviser: Grantham, Mayo, Van Otterloo & Co. LLC
Portfolio Managers: Robert Soucy, Sam Wilderman and Donna Murphy

INVESTMENT OBJECTIVE & POLICIES - To seek long term capital appreciation. The Fund seeks total return greater than its benchmark. To pursue this goal, the Fund normally invests in securities in the Wilshire 5000 Stock Index, an independently maintained and published equity securities (with readily available price data) of issuers with headquarters in the U.S. The Fund normally invests at least 80% of its assets in investments tied economically to the U.S.

Sector Weighting*	% of Total

Consumer, Non-cyclical	29.13
Consumer, Cyclical	19.02
Financial	14.50
Industrial	9.00
Technology	6.58
Communications	5.97
Energy	3.31
Mortgage Securities	2.18
Basic Materials	1.09
Utilities	0.24

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance - Since its inception in October 2005, the GMO U.S. Multi Sector Fund returned +4.25%, underperforming the +10.49% return of the Russell 3000 Index.

Environment - Early in the period, the U.S. witnessed a market that managed to stay afloat in spite of additional federal funds rate increases, rising health care and energy costs, and mixed reports pertaining to economic growth. During the first quarter of 2006, U.S. markets produced modest gains amid an array of uncertain economic factors. Despite another hike in the federal funds rate and the upsurge in energy and construction costs, major market indices rose during the quarter. This positive performance completely reversed itself in the second quarter, due in large part to the malaise among Technology stocks. During its roughly 10-month period since its inception, the portfolio was positioned to favor higher quality companies based on their valuation characteristics. Quality equities traditionally have traded at an 18% premium to the market, and now trade at a discount, which makes them the cheapest stocks relative to the market. In this environment, the portfolio favored several higher quality companies, all of which exceeded market returns. Health Care was an attractive sector to find high-quality, undervalued securities, while the Fund’s selection among retail stocks hindered overall performance.

Outlook - The majority of U.S. equity market indices posted negative returns in the second quarter of 2006, with the exception of the Dow Jones Industrial Average, which rose 0.9% . The spread between high- and low-quality stocks was considerable, although both types were down during the quarter. Although lower quality stocks once again outpaced high-quality stocks, we continue to believe that a tilt towards higher quality stocks is worthwhile for U.S. investors, as these stocks have remained cheap relative to their historical averages. Our market outlook for 2006 is for a moderate, yet sustained bear market. Investors are encouraged to focus on quality and avoid risk when possible. The portfolio remains overweight high-quality companies and defensive stocks, while maintaining an underweight position in U.S. small-/mid-cap stocks, as their valuations have remained unattractive throughout the year.

The views expressed are those of the portfolio manager as of August 31, 2006, and are subject to change based on market and other conditions.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2006	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

U.S. Multi Sector Class NAV (began 10/29/05)	—	—	—	—	—	—	—	4.25%
Russell 3000 Index[3,4,5]	—	—	—	—	—	—	—	10.49%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since October 29, 2005.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

Value & Restructuring Fund

Subadviser: United States Trust Company
Portfolio Managers: David J. Williams

INVESTMENT OBJECTIVE & POLICIES - To seek long-term capital appreciation. To pursue this goal, the Fund invests primarily (at least 65% of its assets) in common stocks of U.S. and foreign companies whose share prices, in the opinion of the subadviser, do not reflect the economic value of company assets, but where the subadviser believes restructuring efforts or industry consolidation will serve to highlight the true value of the company.

Sector Weighting*	% of Total

Financial	19.29
Energy	17.87
Industrial	11.12
Consumer, Non-cyclical	9.92
Communications	9.76
Consumer, Cyclical	9.07
Basic Materials	5.57
Technology	1.38
Mortgage Securities	1.25
Utilities	0.46

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance - Since its inception in October 2005, the Value & Restructuring Fund returned +11.07%, outperforming the +10.56% return of the S&P 500 Index.

Environment - The best performing stocks in the portfolio during the last few months of 2005 and the first few months of 2006 were typically associated with an expanding economy. While many of these holdings were in the energy and materials sector, it was our bottom-up stock selection process focused on companies undergoing change that led to these opportunities. The portfolio advanced nicely in this period aided by restructuring success and the perceived economic tailwind. Conversely, in May and June, fear of a slowing economy turned many of these leaders into laggards and the portfolio declined. Summer months brought recovery as investors anticipated an end to Fed rate hikes and the portfolio recovered. These swings in investor sentiment provide a useful backdrop to understanding our restructuring focus and short and long term influences on portfolio results.

Cyclical influences play an obvious role in determining portfolio success and our approach tends to perform a bit better in times of expansion than during contraction. However, swings in investor sentiment play a more dominant role in our restructuring focused portfolio over the short term while over the long-term the success of our companies in successfully implementing change determines results. In exuberant times, investors expand their investment horizons and embrace change which benefits our portfolio as our companies sell at lower than average prices but display above average fundamentals. On the other hand, when investors favor defensive investments, our portfolio often trails the broader market due to the inherent uncertainty of restructuring companies and the lack of near term predictability.

The first eight months of 2006 witnessed a bit of everything as investor expectations swung widely in both directions. It is our way to make only minor portfolio adjustments due to short-term influences focusing instead on multi-year transformations underway at our portfolio holdings and the revaluation that can take place when change is successful in improving the quality and durability of company fundamentals. Portfolio turnover has been and remains low and diversification remains paramount with investments distributed among our restructuring themes such as cost-cutting, industry consolidation, break-up value and others and along the restructuring life-cycle of early, mid and late stage restructuring companies.

Outlook - Proper diversification goes a long way toward mitigating the impact of short-term market swings and emphasizing longer-term determinants of portfolio results. Along these lines there are many reasons to be optimistic. Stock prices of restructuring companies seem unusually low to us relative to underlying fundamentals and the generally benign economic backdrop. Evidence of these low prices can be found in the dramatic increase in mergers and acquisitions particularly cash deals at significant premiums, a development that has aided the portfolio nicely in the last year and one we expect to continue to boost returns. We expect stock prices to rise as investors focus on the longer-term drivers of equity returns but in periods of investor uncertainty which we will surely face, continued deal making should help steady results.

The views expressed are those of the portfolio manager as of August 31, 2006, and are subject to change based on market and other conditions.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2006	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

Value & Restructuring Class NAV (began 10/29/05)	—	—	—	—	—	—	—	11.07%
S&P 500 Index[3,4,5]	—	—	—	—	—	—	—	10.56%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since October 29, 2005.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Standard & Poors 500 Index is an unmanaged index that includes 500 widely traded common stocks.

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

Vista Fund

Subadviser: American Century Investment Management, Inc.
Portfolio Managers: Glenn A. Fogle

INVESTMENT OBJECTIVE & POLICIES - To seek long-term capital growth. To pursue this goal, the Fund normally invests in common stocks of U.S. and foreign companies that are medium-sized and smaller at the time of purchase, but the portfolio may purchase other types of securities as well. For purposes of the description of the Vista Fund, medium-sized and smaller companies are defined as companies in the Russell MidCap Growth Index which has a market cap range between $1.23 billion and $15.8 billion as of August 31, 2005.

Sector Weighting*	% of Total

Consumer, Non-cyclical	20.58
Communications	16.28
Industrial	14.72
Financial	8.39
Energy	7.83
Consumer, Cyclical	6.12
Technology	4.53
Basic Materials	3.95
Utilities	1.73

*Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance - Since its inception in October 2005, the Vista Fund returned +7.00%, underperforming the +8.00% return of the Russell Midcap Growth Index.

Environment - Early in the 10-month period, small- and mid-cap stocks continued outperforming large-cap stocks, as they have since the technology bubble burst in 2000. But investors increasingly steered toward large-cap stocks as the economy cooled in mid-2006. Value stocks continued their string of outperformance versus growth stocks in the period, though growth gained increasing favor as the period closed. Within the mid-cap space, for the 10-month time frame as a whole, the Russell Midcap Value Index gained 14.36%, compared with 7.82% for the Russell Midcap Growth Index.

The Fund’s overweight in Materials stocks reflected one of its key 2006 investment themes: finding areas of the market that would benefit from rising capital expenditures. The sector, which performed particularly well as commodity prices soared early in the period, led all others in contributions to the portfolio’s relative performance. An overweight stake in Industrials, centered on construction and engineering firms, produced similar results. The portfolio also benefited from an overweight in Telecommunication Services, led by investments in growing wireless providers serving the Latin American market. Recognizing the impact that high gasoline prices and rising interest rates have on consumers, we maintained an underweight stake in Consumer Discretionary stocks, which further aided relative returns.

From a relative standpoint, however, the portfolio couldn’t overcome weak security selection in Technology and Health Care stocks, which accounted for the vast majority of its underperformance. Stock selection in Technology suffered in a number of industries; in Health Care, an overweight in providers and services proved detrimental as reimbursement issues and rising costs crimped profit margins for most health insurers and provider networks.

Outlook - The Federal Reserve’s rate hike pause and at least a temporary respite from high gas prices boosted both investors’ and consumers’ confidence heading into the final months of 2006. In that climate, we will continue focusing on areas of the market and individual stocks that offer the best fits for our investment process.

The views expressed are those of the portfolio manager as of August 31, 2006, and are subject to change based on market and other conditions.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ended August 31, 2006	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception[2]

Vista Class NAV (began 10/29/05)	—	—	—	—	—	—	—	7.00%
Russell Midcap Growth Index[3,4,5]	—	—	—	—	—	—	—	8.00%

1 Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not predict future performance.

2 Current subadviser has managed the fund since October 29, 2005.

3 Since inception returns for the indices may begin on the month-end closest to the actual inception date of the fund.

4 Russell Midcap Growth Index is an unmanaged index that contains those stocks from the Russell Mid Cap Index with a greater than average growth orientation.

5 It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

John Hancock Funds II

Understanding Your Fund’s Expenses

As a shareholder of John Hancock Funds II, you pay ongoing expenses, such as management fees, distribution fees (12b-1) and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Actual Expenses

The first table for each Fund shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund held from March 1, 2006 through August 31, 2006. It also shows how much a $1,000 investment would be at the close of the period, assuming actual Fund returns and expenses. To estimate the expenses that you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the “Expenses Paid During Period” row as shown below for your Classes.

Hypothetical Example for Comparison Purposes

The second table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second table for each Fund is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different Funds. In addition, if these transactional costs were included, your costs would have been higher.

Absolute Return

Actual Portfolio Return	Class A	Class B	Class C	Class 1

Beginning Account Value 6/26/2006	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/2006	1,042.00	1,040.00	1,040.00	1,042.00
Expenses Paid During Period*	1.03	2.34	2.34	0.56

Hypothetical 5% Portfolio Return	Class A	Class B	Class C	Class 1

Beginning Account Value 6/26/2006	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/2006	1,008.17	1,006.88	1,006.88	1,008.63
Expenses Paid During Period*	1.01	2.30	2.30	0.55

Annualized Expense Ratios	Class A	Class B	Class C	Class 1

	0.55%	1.25%	1.25%	0.30%

Active Bond

Actual Portfolio Return			Class 1	Class NAV

Beginning Account Value 3/1/2006			$1,000.00	$1,000.00
Ending Account Value 8/31/2006			1,014.30	1,014.60
Expenses Paid During Period*			3.81	3.55

Hypothetical 5% Portfolio Return			Class 1	Class NAV

Beginning Account Value 3/1/2006			$1,000.00	$1,000.00
Ending Account Value 8/31/2006			1,021.42	1,021.68
Expenses Paid During Period*			3.82	3.57

Annualized Expense Ratios			Class 1	Class NAV

			0.75%	0.70%

John Hancock Funds II

Understanding Your Fund’s Expenses

All Cap Core

Actual Portfolio Return		Class NAV

Beginning Account Value 4/28/2006		$1,000.00
Ending Account Value 8/31/2006		992.00
Expenses Paid During Period*		2.89

Hypothetical 5% Portfolio Return		Class NAV

Beginning Account Value 4/28/2006		$1,000.00
Ending Account Value 8/31/2006		1,014.36
Expenses Paid During Period*		2.92

Annualized Expense Ratios		Class NAV

		0.84%

All Cap Growth

Actual Portfolio Return	Class 1	Class NAV

Beginning Account Value 3/1/2006	$1,000.00	$1,000.00
Ending Account Value 8/31/2006	954.10	954.20
Expenses Paid During Period*	4.88	4.63

Hypothetical 5% Portfolio Return	Class 1	Class NAV

Beginning Account Value 3/1/2006	$1,000.00	$1,000.00
Ending Account Value 8/31/2006	1,020.21	1,020.47
Expenses Paid During Period*	5.04	4.79

Annualized Expense Ratios	Class 1	Class NAV

	0.99%	0.94%

All Cap Value

Actual Portfolio Return	Class 1	Class NAV

Beginning Account Value 3/1/2006	$1,000.00	$1,000.00
Ending Account Value 8/31/2006	1,025.20	1,025.30
Expenses Paid During Period*	4.80	4.54

Hypothetical 5% Portfolio Return	Class 1	Class NAV

Beginning Account Value 3/1/2006	$1,000.00	$1,000.00
Ending Account Value 8/31/2006	1,020.47	1,020.72
Expenses Paid During Period*	4.79	4.53

Annualized Expense Ratios	Class 1	Class NAV

	0.94%	0.89%

John Hancock Funds II

Understanding Your Fund’s Expenses

Blue Chip Growth

Actual Portfolio Return	Class 1	Class NAV

Beginning Account Value 3/1/2006	$1,000.00	$1,000.00
Ending Account Value 8/31/2006	984.50	984.50
Expenses Paid During Period*	4.40	4.15

Hypothetical 5% Portfolio Return	Class 1	Class NAV

Beginning Account Value 3/1/2006	$1,000.00	$1,000.00
Ending Account Value 8/31/2006	1,020.77	1,021.02
Expenses Paid During Period*	4.48	4.23

Annualized Expense Ratios	Class 1	Class NAV

	0.88%	0.83%

Capital Appreciation

Actual Portfolio Return	Class 1	Class NAV

Beginning Account Value 3/1/2006	$1,000.00	$1,000.00
Ending Account Value 8/31/2006	931.00	931.00
Expenses Paid During Period*	4.19	3.94

Hypothetical 5% Portfolio Return	Class 1	Class NAV

Beginning Account Value 3/1/2006	$1,000.00	$1,000.00
Ending Account Value 8/31/2006	1,020.87	1,021.12
Expenses Paid During Period*	4.38	4.13

Annualized Expense Ratios	Class 1	Class NAV

	0.86%	0.81%

Core Bond

Actual Portfolio Return	Class 1	Class NAV

Beginning Account Value 3/1/2006	$1,000.00	$1,000.00
Ending Account Value 8/31/2006	1,015.80	1,016.10
Expenses Paid During Period*	4.47	4.22

Hypothetical 5% Portfolio Return	Class 1	Class NAV

Beginning Account Value 3/1/2006	$1,000.00	$1,000.00
Ending Account Value 8/31/2006	1,020.77	1,021.02
Expenses Paid During Period*	4.48	4.23

Annualized Expense Ratios	Class 1	Class NAV

	0.88%	0.83%

John Hancock Funds II

Understanding Your Fund’s Expenses

Core Equity

Actual Portfolio Return	Class 1	Class NAV

Beginning Account Value 3/1/2006	$1,000.00	$1,000.00
Ending Account Value 8/31/2006	955.10	955.20
Expenses Paid During Period*	4.34	4.09

Hypothetical 5% Portfolio Return	Class 1	Class NAV

Beginning Account Value 3/1/2006	$1,000.00	$1,000.00
Ending Account Value 8/31/2006	1,020.77	1,021.02
Expenses Paid During Period*	4.48	4.23

Annualized Expense Ratios	Class 1	Class NAV

	0.88%	0.83%

Emerging Growth

Actual Portfolio Return	Class 1	Class NAV

Beginning Account Value 3/1/2006	$1,000.00	$1,000.00
Ending Account Value 8/31/2006	954.70	954.70
Expenses Paid During Period*	5.03	4.78

Hypothetical 5% Portfolio Return	Class 1	Class NAV

Beginning Account Value 3/1/2006	$1,000.00	$1,000.00
Ending Account Value 8/31/2006	1,020.06	1,020.32
Expenses Paid During Period*	5.19	4.94

Annualized Expense Ratios	Class 1	Class NAV

	1.02%	0.97%

Emerging Small Company

Actual Portfolio Return	Class 1	Class NAV #

Beginning Account Value 3/1/2006	$1,000.00	$1,000.00
Ending Account Value 8/31/2006	880.00	985.40
Expenses Paid During Period*	5.17	1.94

Hypothetical 5% Portfolio Return	Class 1	Class NAV #

Beginning Account Value 3/1/2006	$1,000.00	$1,000.00
Ending Account Value 8/31/2006	1,019.71	1,007.09
Expenses Paid During Period*	5.55	1.96

Annualized Expense Ratios	Class 1	Class NAV #

	1.09%	1.08%

# Period from 6/26/2006 (commencement of operations) to 8/31/2006.

John Hancock Funds II

Understanding Your Fund’s Expenses

Equity-Income

Actual Portfolio Return	Class 1	Class NAV

Beginning Account Value 3/1/2006	$1,000.00	$1,000.00
Ending Account Value 8/31/2006	1,040.80	1,040.80
Expenses Paid During Period*	4.53	4.27

Hypothetical 5% Portfolio Return	Class 1	Class NAV

Beginning Account Value 3/1/2006	$1,000.00	$1,000.00
Ending Account Value 8/31/2006	1,020.77	1,021.02
Expenses Paid During Period*	4.48	4.23

Annualized Expense Ratios	Class 1	Class NAV

	0.88%	0.83%

Fundamental Value

Actual Portfolio Return	Class 1	Class NAV

Beginning Account Value 3/1/2006	$1,000.00	$1,000.00
Ending Account Value 8/31/2006	1,034.60	1,034.60
Expenses Paid During Period*	4.41	4.15

Hypothetical 5% Portfolio Return	Class 1	Class NAV

Beginning Account Value 3/1/2006	$1,000.00	$1,000.00
Ending Account Value 8/31/2006	1,020.87	1,021.12
Expenses Paid During Period*	4.38	4.13

Annualized Expense Ratios	Class 1	Class NAV

	0.86%	0.81%

Global Bond

Actual Portfolio Return	Class 1	Class NAV

Beginning Account Value 3/1/2006	$1,000.00	$1,000.00
Ending Account Value 8/31/2006	1,032.00	1,031.40
Expenses Paid During Period*	4.30	4.04

Hypothetical 5% Portfolio Return	Class 1	Class NAV

Beginning Account Value 3/1/2006	$1,000.00	$1,000.00
Ending Account Value 8/31/2006	1,020.97	1,021.22
Expenses Paid During Period*	4.28	4.02

Annualized Expense Ratios	Class 1	Class NAV

	0.84%	0.79%

John Hancock Funds II

Understanding Your Fund’s Expenses

Global Real Estate

Actual Portfolio Return		Class NAV

Beginning Account Value 4/28/2006		$1,000.00
Ending Account Value 8/31/2006		1,030.00
Expenses Paid During Period*		3.82

Hypothetical 5% Portfolio Return		Class NAV

Beginning Account Value 4/28/2006		$1,000.00
Ending Account Value 8/31/2006		1,013.50
Expenses Paid During Period*		3.79

Annualized Expense Ratios		Class NAV

		1.09%

High Income

Actual Portfolio Return		Class NAV

Beginning Account Value 4/28/2006		$1,000.00
Ending Account Value 8/31/2006		998.60
Expenses Paid During Period*		2.66

Hypothetical 5% Portfolio Return		Class NAV

Beginning Account Value 4/28/2006		$1,000.00
Ending Account Value 8/31/2006		1,014.60
Expenses Paid During Period*		2.68

Annualized Expense Ratios		Class NAV

		0.77%

High Yield

Actual Portfolio Return	Class 1	Class NAV

Beginning Account Value 3/1/2006	$1,000.00	$1,000.00
Ending Account Value 8/31/2006	1,017.70	1,019.00
Expenses Paid During Period*	3.87	3.61

Hypothetical 5% Portfolio Return	Class 1	Class NAV

Beginning Account Value 3/1/2006	$1,000.00	$1,000.00
Ending Account Value 8/31/2006	1,021.37	1,021.63
Expenses Paid During Period*	3.87	3.62

Annualized Expense Ratios	Class 1	Class NAV

	0.76%	0.71%

John Hancock Funds II

Understanding Your Fund’s Expenses

International Equity Index

Actual Portfolio Return		Class NAV

Beginning Account Value 3/1/2006		$1,000.00
Ending Account Value 8/31/2006		1,074.80
Expenses Paid During Period*		3.01

Hypothetical 5% Portfolio Return		Class NAV

Beginning Account Value 3/1/2006		$1,000.00
Ending Account Value 8/31/2006		1,022.31
Expenses Paid During Period*		2.93

Annualized Expense Ratios		Class NAV

		0.58%

International Opportunities

Actual Portfolio Return	Class 1	Class NAV

Beginning Account Value 3/1/2006	$1,000.00	$1,000.00
Ending Account Value 8/31/2006	1,034.00	1,034.60
Expenses Paid During Period*	5.49	5.23

Hypothetical 5% Portfolio Return	Class 1	Class NAV

Beginning Account Value 3/1/2006	$1,000.00	$1,000.00
Ending Account Value 8/31/2006	1,019.81	1,020.06
Expenses Paid During Period*	5.45	5.19

Annualized Expense Ratios	Class 1	Class NAV

	1.07%	1.02%

International Small Cap

Actual Portfolio Return	Class 1	Class NAV

Beginning Account Value 3/1/2006	$1,000.00	$1,000.00
Ending Account Value 8/31/2006	1,025.50	1,026.00
Expenses Paid During Period*	6.02	5.77

Hypothetical 5% Portfolio Return	Class 1	Class NAV

Beginning Account Value 3/1/2006	$1,000.00	$1,000.00
Ending Account Value 8/31/2006	1,019.26	1,019.51
Expenses Paid During Period*	6.01	5.75

Annualized Expense Ratios	Class 1	Class NAV

	1.18%	1.13%

John Hancock Funds II

Understanding Your Fund’s Expenses

International Small Company

Actual Portfolio Return		Class NAV

Beginning Account Value 4/28/2006		$1,000.00
Ending Account Value 8/31/2006		933.00
Expenses Paid During Period*		3.80

Hypothetical 5% Portfolio Return		Class NAV

Beginning Account Value 4/28/2006		$1,000.00
Ending Account Value 8/31/2006		1,013.32
Expenses Paid During Period*		3.96

Annualized Expense Ratios		Class NAV

		1.14%

International Stock

Actual Portfolio Return		Class 1

Beginning Account Value 3/1/2006		$1,000.00
Ending Account Value 8/31/2006		1,079.10
Expenses Paid During Period*		5.82

Hypothetical 5% Portfolio Return		Class 1

Beginning Account Value 3/1/2006		$1,000.00
Ending Account Value 8/31/2006		1,019.61
Expenses Paid During Period*		5.65

Annualized Expense Ratios		Class 1

		1.11%

International Value

Actual Portfolio Return	Class 1	Class NAV

Beginning Account Value 3/1/2006	$1,000.00	$1,000.00
Ending Account Value 8/31/2006	1,083.50	1,084.30
Expenses Paid During Period*	5.15	4.89

Hypothetical 5% Portfolio Return	Class 1	Class NAV

Beginning Account Value 3/1/2006	$1,000.00	$1,000.00
Ending Account Value 8/31/2006	1,020.27	1,020.52
Expenses Paid During Period*	4.99	4.74

Annualized Expense Ratios	Class 1	Class NAV

	0.98%	0.93%

John Hancock Funds II

Understanding Your Fund’s Expenses

Investment Quality Bond

Actual Portfolio Return	Class 1	Class NAV

Beginning Account Value 3/1/2006	$1,000.00	$1,000.00
Ending Account Value 8/31/2006	1,012.60	1,012.80
Expenses Paid During Period*	4.31	4.06

Hypothetical 5% Portfolio Return	Class 1	Class NAV

Beginning Account Value 3/1/2006	$1,000.00	$1,000.00
Ending Account Value 8/31/2006	1,020.92	1,021.17
Expenses Paid During Period*	4.33	4.08

Annualized Expense Ratios	Class 1	Class NAV

	0.85%	0.80%

Large Cap

Actual Portfolio Return	Class 1	Class NAV

Beginning Account Value 3/1/2006	$1,000.00	$1,000.00
Ending Account Value 8/31/2006	1,014.50	1,015.20
Expenses Paid During Period*	4.67	4.42

Hypothetical 5% Portfolio Return	Class 1	Class NAV

Beginning Account Value 3/1/2006	$1,000.00	$1,000.00
Ending Account Value 8/31/2006	1,020.57	1,020.82
Expenses Paid During Period*	4.69	4.43

Annualized Expense Ratios	Class 1	Class NAV

	0.92%	0.87%

Large Cap Value

Actual Portfolio Return	Class 1	Class NAV

Beginning Account Value 3/1/2006	$1,000.00	$1,000.00
Ending Account Value 8/31/2006	1,026.80	1,027.20
Expenses Paid During Period*	4.80	4.55

Hypothetical 5% Portfolio Return	Class 1	Class NAV

Beginning Account Value 3/1/2006	$1,000.00	$1,000.00
Ending Account Value 8/31/2006	1,020.47	1,020.72
Expenses Paid During Period*	4.79	4.53

Annualized Expense Ratios	Class 1	Class NAV

	0.94%	0.89%

John Hancock Funds II

Understanding Your Fund’s Expenses

Mid Cap Core

Actual Portfolio Return	Class 1	Class NAV

Beginning Account Value 3/1/2006	$1,000.00	$1,000.00
Ending Account Value 8/31/2006	983.50	983.50
Expenses Paid During Period*	4.80	4.55

Hypothetical 5% Portfolio Return	Class 1	Class NAV

Beginning Account Value 3/1/2006	$1,000.00	$1,000.00
Ending Account Value 8/31/2006	1,020.37	1,020.62
Expenses Paid During Period*	4.89	4.63

Annualized Expense Ratios	Class 1	Class NAV

	0.96%	0.91%

Mid Cap Index

Actual Portfolio Return		Class NAV

Beginning Account Value 3/1/2006		$1,000.00
Ending Account Value 8/31/2006		972.00
Expenses Paid During Period*		2.76

Hypothetical 5% Portfolio Return		Class NAV

Beginning Account Value 3/1/2006		$1,000.00
Ending Account Value 8/31/2006		1,022.41
Expenses Paid During Period*		2.83

Annualized Expense Ratios		Class NAV

		0.56%

Mid Cap Stock

Actual Portfolio Return	Class 1	Class NAV

Beginning Account Value 3/1/2006	$1,000.00	$1,000.00
Ending Account Value 8/31/2006	967.00	967.00
Expenses Paid During Period*	4.81	4.56

Hypothetical 5% Portfolio Return	Class 1	Class NAV

Beginning Account Value 3/1/2006	$1,000.00	$1,000.00
Ending Account Value 8/31/2006	1,020.32	1,020.57
Expenses Paid During Period*	4.94	4.69

Annualized Expense Ratios	Class 1	Class NAV

	0.97%	0.92%

John Hancock Funds II

Understanding Your Fund’s Expenses

Mid Cap Value

Actual Portfolio Return	Class 1	Class NAV

Beginning Account Value 3/1/2006	$1,000.00	$1,000.00
Ending Account Value 8/31/2006	985.90	986.40
Expenses Paid During Period*	4.86	4.61

Hypothetical 5% Portfolio Return	Class 1	Class NAV

Beginning Account Value 3/1/2006	$1,000.00	$1,000.00
Ending Account Value 8/31/2006	1,020.32	1,020.57
Expenses Paid During Period*	4.94	4.69

Annualized Expense Ratios	Class 1	Class NAV

	0.97%	0.92%

Mid Cap Value Equity

Actual Portfolio Return		Class NAV

Beginning Account Value 4/28/2006		$1,000.00
Ending Account Value 8/31/2006		965.00
Expenses Paid During Period*		3.46

Hypothetical 5% Portfolio Return		Class NAV

Beginning Account Value 4/28/2006		$1,000.00
Ending Account Value 8/31/2006		1,013.74
Expenses Paid During Period*		3.55

Annualized Expense Ratios		Class NAV

		1.02%

Natural Resources

Actual Portfolio Return	Class 1	Class NAV

Beginning Account Value 3/1/2006	$1,000.00	$1,000.00
Ending Account Value 8/31/2006	1,073.70	1,073.90
Expenses Paid During Period*	5.80	5.54

Hypothetical 5% Portfolio Return	Class 1	Class NAV

Beginning Account Value 3/1/2006	$1,000.00	$1,000.00
Ending Account Value 8/31/2006	1,019.61	1,019.86
Expenses Paid During Period*	5.65	5.40

Annualized Expense Ratios	Class 1	Class NAV

	1.11%	1.06%

John Hancock Funds II

Understanding Your Fund’s Expenses

Quantitative All Cap

Actual Portfolio Return	Class A	Class B	Class C	Class I

Beginning Account Value 7/28/2006	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/2006	1,011.00	1,011.00	1,011.00	1,012.00
Expenses Paid During Period*	1.03	1.69	1.69	0.75

Hypothetical 5% Portfolio Return	Class A	Class B	Class C	Class I

Beginning Account Value 7/28/2006	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/2006	1,003.77	1,003.12	1,003.12	1,004.05
Expenses Paid During Period*	1.03	1.68	1.68	0.75

Annualized Expense Ratios	Class A	Class B	Class C	Class I

	1.07%	1.75%	1.75%	0.78%

Quantitative Mid Cap

Actual Portfolio Return			Class 1	Class NAV

Beginning Account Value 3/1/2006			$1,000.00	$1,000.00
Ending Account Value 8/31/2006			926.90	927.50
Expenses Paid During Period*			4.13	3.89

Hypothetical 5% Portfolio Return			Class 1	Class NAV

Beginning Account Value 3/1/2006			$1,000.00	$1,000.00
Ending Account Value 8/31/2006			1,020.92	1,021.17
Expenses Paid During Period*			4.33	4.08

Annualized Expense Ratios			Class 1	Class NAV

			0.85%	0.80%

Quantitative Value

Actual Portfolio Return			Class 1	Class NAV

Beginning Account Value 3/1/2006			$1,000.00	$1,000.00
Ending Account Value 8/31/2006			1,050.80	1,050.80
Expenses Paid During Period*			4.08	3.83

Hypothetical 5% Portfolio Return			Class 1	Class NAV

Beginning Account Value 3/1/2006			$1,000.00	$1,000.00
Ending Account Value 8/31/2006			1,021.22	1,021.48
Expenses Paid During Period*			4.02	3.77

Annualized Expense Ratios			Class 1	Class NAV

			0.79%	0.74%

John Hancock Funds II

Understanding Your Fund’s Expenses

Real Estate Equity

Actual Portfolio Return		Class NAV

Beginning Account Value 4/28/2006		$1,000.00
Ending Account Value 8/31/2006		1,099.00
Expenses Paid During Period*		3.26

Hypothetical 5% Portfolio Return		Class NAV

Beginning Account Value 4/28/2006		$1,000.00
Ending Account Value 8/31/2006		1,014.15
Expenses Paid During Period*		3.13

Annualized Expense Ratios		Class NAV

		0.90%

Real Estate Securities

Actual Portfolio Return		Class 1

Beginning Account Value 3/1/2006		$1,000.00
Ending Account Value 8/31/2006		1,117.20
Expenses Paid During Period*		4.48

Hypothetical 5% Portfolio Return		Class 1

Beginning Account Value 3/1/2006		$1,000.00
Ending Account Value 8/31/2006		1,020.97
Expenses Paid During Period*		4.28

Annualized Expense Ratios		Class 1

		0.84%

Real Return Bond

Actual Portfolio Return	Class 1	Class NAV

Beginning Account Value 3/1/2006	$1,000.00	$1,000.00
Ending Account Value 8/31/2006	1,014.00	1,014.30
Expenses Paid During Period*	4.06	3.81

Hypothetical 5% Portfolio Return	Class 1	Class NAV

Beginning Account Value 3/1/2006	$1,000.00	$1,000.00
Ending Account Value 8/31/2006	1,021.17	1,021.42
Expenses Paid During Period*	4.08	3.82

Annualized Expense Ratios	Class 1	Class NAV

	0.80%	0.75%

John Hancock Funds II

Understanding Your Fund’s Expenses

Small Cap

Actual Portfolio Return	Class 1	Class NAV

Beginning Account Value 3/1/2006	$1,000.00	$1,000.00
Ending Account Value 8/31/2006	918.10	918.20
Expenses Paid During Period*	4.64	4.40

Hypothetical 5% Portfolio Return	Class 1	Class NAV

Beginning Account Value 3/1/2006	$1,000.00	$1,000.00
Ending Account Value 8/31/2006	1,020.37	1,020.62
Expenses Paid During Period*	4.89	4.63

Annualized Expense Ratios	Class 1	Class NAV

	0.96%	0.91%

Small Cap Index

Actual Portfolio Return		Class NAV

Beginning Account Value 3/1/2006		$1,000.00
Ending Account Value 8/31/2006		988.80
Expenses Paid During Period*		2.86

Hypothetical 5% Portfolio Return		Class NAV

Beginning Account Value 3/1/2006		$1,000.00
Ending Account Value 8/31/2006		1,022.33
Expenses Paid During Period*		2.91

Annualized Expense Ratios		Class NAV

		0.57%

Small Cap Opportunities

Actual Portfolio Return	Class 1	Class NAV

Beginning Account Value 3/1/2006	$1,000.00	$1,000.00
Ending Account Value 8/31/2006	963.10	963.40
Expenses Paid During Period*	5.44	5.20

Hypothetical 5% Portfolio Return	Class 1	Class NAV

Beginning Account Value 3/1/2006	$1,000.00	$1,000.00
Ending Account Value 8/31/2006	1,019.66	1,019.91
Expenses Paid During Period*	5.60	5.35

Annualized Expense Ratios	Class 1	Class NAV

	1.10%	1.05%

John Hancock Funds II

Understanding Your Fund’s Expenses

Small Company

Actual Portfolio Return	Class 1	Class NAV

Beginning Account Value 3/1/2006	$1,000.00	$1,000.00
Ending Account Value 8/31/2006	906.00	906.10
Expenses Paid During Period*	6.39	6.15

Hypothetical 5% Portfolio Return	Class 1	Class NAV

Beginning Account Value 3/1/2006	$1,000.00	$1,000.00
Ending Account Value 8/31/2006	1,018.50	1,018.75
Expenses Paid During Period*	6.77	6.51

Annualized Expense Ratios	Class 1	Class NAV

	1.33%	1.28%

Small Company Growth

Actual Portfolio Return		Class NAV

Beginning Account Value 3/1/2006		$1,000.00
Ending Account Value 8/31/2006		972.80
Expenses Paid During Period*		5.87

Hypothetical 5% Portfolio Return		Class NAV

Beginning Account Value 3/1/2006		$1,000.00
Ending Account Value 8/31/2006		1,019.26
Expenses Paid During Period*		6.01

Annualized Expense Ratios		Class NAV

		1.18%

Small Company Value

Actual Portfolio Return	Class 1	Class NAV

Beginning Account Value 3/1/2006	$1,000.00	$1,000.00
Ending Account Value 8/31/2006	978.50	978.50
Expenses Paid During Period*	5.49	5.24

Hypothetical 5% Portfolio Return	Class 1	Class NAV

Beginning Account Value 3/1/2006	$1,000.00	$1,000.00
Ending Account Value 8/31/2006	1,019.66	1,019.91
Expenses Paid During Period*	5.60	5.35

Annualized Expense Ratios	Class 1	Class NAV

	1.10%	1.05%

John Hancock Funds II

Understanding Your Fund’s Expenses

Special Value

Actual Portfolio Return	Class 1	Class NAV

Beginning Account Value 3/1/2006	$1,000.00	$1,000.00
Ending Account Value 8/31/2006	988.00	988.40
Expenses Paid During Period*	5.61	5.36

Hypothetical 5% Portfolio Return	Class 1	Class NAV

Beginning Account Value 3/1/2006	$1,000.00	$1,000.00
Ending Account Value 8/31/2006	1,019.56	1,019.81
Expenses Paid During Period*	5.70	5.45

Annualized Expense Ratios	Class 1	Class NAV

	1.12%	1.07%

Spectrum Income

Actual Portfolio Return		Class NAV

Beginning Account Value 3/1/2006		$1,000.00
Ending Account Value 8/31/2006		1,022.10
Expenses Paid During Period*		4.59

Hypothetical 5% Portfolio Return		Class NAV

Beginning Account Value 3/1/2006		$1,000.00
Ending Account Value 8/31/2006		1,020.67
Expenses Paid During Period*		4.58

Annualized Expense Ratios		Class NAV

		0.90%

Strategic Bond

Actual Portfolio Return	Class 1	Class NAV

Beginning Account Value 3/1/2006	$1,000.00	$1,000.00
Ending Account Value 8/31/2006	1,018.00	1,018.40
Expenses Paid During Period*	4.22	3.97

Hypothetical 5% Portfolio Return	Class 1	Class NAV

Beginning Account Value 3/1/2006	$1,000.00	$1,000.00
Ending Account Value 8/31/2006	1,021.02	1,021.27
Expenses Paid During Period*	4.23	3.97

Annualized Expense Ratios	Class 1	Class NAV

	0.83%	0.78%

John Hancock Funds II

Understanding Your Fund’s Expenses

Strategic Income

Actual Portfolio Return		Class NAV

Beginning Account Value 4/28/2006		$1,000.00
Ending Account Value 8/31/2006		1,013.70
Expenses Paid During Period*		2.99

Hypothetical 5% Portfolio Return		Class NAV

Beginning Account Value 4/28/2006		$1,000.00
Ending Account Value 8/31/2006		1,014.29
Expenses Paid During Period*		2.99

Annualized Expense Ratios		Class NAV

		0.86%

Strategic Value

Actual Portfolio Return	Class 1	Class NAV

Beginning Account Value 3/1/2006	$1,000.00	$1,000.00
Ending Account Value 8/31/2006	1,001.80	1,001.80
Expenses Paid During Period*	4.94	4.69

Hypothetical 5% Portfolio Return	Class 1	Class NAV

Beginning Account Value 3/1/2006	$1,000.00	$1,000.00
Ending Account Value 8/31/2006	1,020.27	1,020.52
Expenses Paid During Period*	4.99	4.74

Annualized Expense Ratios	Class 1	Class NAV

	0.98%	0.93%

Total Return

Actual Portfolio Return	Class 1	Class NAV

Beginning Account Value 3/1/2006	$1,000.00	$1,000.00
Ending Account Value 8/31/2006	1,017.90	1,018.20
Expenses Paid During Period*	4.12	3.87

Hypothetical 5% Portfolio Return	Class 1	Class NAV

Beginning Account Value 3/1/2006	$1,000.00	$1,000.00
Ending Account Value 8/31/2006	1,021.12	1,021.37
Expenses Paid During Period*	4.13	3.87

Annualized Expense Ratios	Class 1	Class NAV

	0.81%	0.76%

John Hancock Funds II

Understanding Your Fund’s Expenses

U.S. Global Leaders Growth

Actual Portfolio Return	Class 1	Class NAV

Beginning Account Value 3/1/2006	$1,000.00	$1,000.00
Ending Account Value 8/31/2006	947.60	948.40
Expenses Paid During Period*	3.88	3.63

Hypothetical 5% Portfolio Return	Class 1	Class NAV

Beginning Account Value 3/1/2006	$1,000.00	$1,000.00
Ending Account Value 8/31/2006	1,021.22	1,021.48
Expenses Paid During Period*	4.02	3.77

Annualized Expense Ratios	Class 1	Class NAV

	0.79%	0.74%

U.S. Government Securities

Actual Portfolio Return	Class 1	Class NAV

Beginning Account Value 3/1/2006	$1,000.00	$1,000.00
Ending Account Value 8/31/2006	1,014.80	1,015.10
Expenses Paid During Period*	4.01	3.76

Hypothetical 5% Portfolio Return	Class 1	Class NAV

Beginning Account Value 3/1/2006	$1,000.00	$1,000.00
Ending Account Value 8/31/2006	1,021.22	1,021.48
Expenses Paid During Period*	4.02	3.77

Annualized Expense Ratios	Class 1	Class NAV

	0.79%	0.74%

U.S. High Yield Bond

Actual Portfolio Return	Class 1	Class NAV

Beginning Account Value 3/1/2006	$1,000.00	$1,000.00
Ending Account Value 8/31/2006	1,023.10	1,023.30
Expenses Paid During Period*	4.44	4.18

Hypothetical 5% Portfolio Return	Class 1	Class NAV

Beginning Account Value 3/1/2006	$1,000.00	$1,000.00
Ending Account Value 8/31/2006	1,020.82	1,021.07
Expenses Paid During Period*	4.43	4.18

Annualized Expense Ratios	Class 1	Class NAV

	0.87%	0.82%

John Hancock Funds II

Understanding Your Fund’s Expenses

U.S. Multi Sector

Actual Portfolio Return	Class NAV

Beginning Account Value 3/1/2006	$1,000.00
Ending Account Value 8/31/2006	978.40
Expenses Paid During Period*	4.04

Hypothetical 5% Portfolio Return	Class NAV

Beginning Account Value 3/1/2006	$1,000.00
Ending Account Value 8/31/2006	1,021.12
Expenses Paid During Period*	4.13

Annualized Expense Ratios	Class NAV

0.81%

Value & Restructuring

Actual Portfolio Return	Class NAV

Beginning Account Value 3/1/2006	$1,000.00
Ending Account Value 8/31/2006	991.10
Expenses Paid During Period*	4.62

Hypothetical 5% Portfolio Return	Class NAV

Beginning Account Value 3/1/2006	$1,000.00
Ending Account Value 8/31/2006	1,020.57
Expenses Paid During Period*	4.69

Annualized Expense Ratios	Class NAV

0.92%

Vista

Actual Portfolio Return	Class NAV

Beginning Account Value 3/1/2006	$1,000.00
Ending Account Value 8/31/2006	948.60
Expenses Paid During Period*	5.16

Hypothetical 5% Portfolio Return	Class NAV

Beginning Account Value 3/1/2006	$1,000.00
Ending Account Value 8/31/2006	1,019.91
Expenses Paid During Period*	5.35

Annualized Expense Ratios	Class NAV

1.05%

* Expenses are equal to the Fund’s annualized expense ratio for each respective class, multiplied by the average account value over the period, multiplied by [number of days in most recent fiscal half-year or inception, whichever is shorter/365 or 366] (to reflect the one-half year period).

John Hancock Funds II

Statements of Assets and Liabilities — August 31, 2006

Assets	Absolute Return	Active Bond	All Cap Core	All Cap Growth

Investments, at value	$469,634	$504,391,750	$253,455,597	$146,390,352
Investments in affiliated funds, at value	4,708,363	—	—	—
Securities loaned, at value (Note 2)	—	81,697,633	12,028,205	6,928,300
Repurchase agreements, at value	—	6,881,000	30,627,000	7,953,000
Cash	18,202	854,726	7,906	904
Foreign currency, at value	—	3,849	—	29
Receivable for investments sold	—	1,134,871	33,114,322	1,572,629
Receivable for shares sold	—	314,730	68,368	9,646
Dividends and interest receivable	—	3,288,237	479,790	142,300
Receivable due from adviser	32,257	—	—	—
Other assets	—	4,098	3,176	1,562
Total assets	5,228,456	598,570,894	329,784,364	162,998,722

Liabilities

Payable for investments purchased	—	3,848,695	33,377,015	874,386
Payable for delayed delivery securities purchased	—	74,683,222	—	—
Payable for shares repurchased	—	7,487	—	3,121
Payable upon return of securities loaned (Note 2)	—	83,363,396	12,324,387	7,097,453
Payable for futures variation margin	—	—	1,415	—
Payable to affiliates
Fund administration fees	122	9,170	6,393	5,742
Other payables and accrued expenses	22,560	103,881	51,713	47,133
Total liabilities	22,682	162,015,851	45,760,923	8,027,835

Net assets

Capital paid-in	4,994,565	435,610,733	285,676,890	148,381,582
Accumulated undistributed net realized gain (loss) on investments, futures contracts, foreign currency transactions and
forward foreign currency contracts	—	(3,319,079)	(8,213,574)	(3,002,765)
Unrealized appreciation (depreciation) on investments,
futures contracts, and translation of assets and
liabilities in foreign currencies	160,534	670,385	5,270,609	9,501,316
Undistributed net investment income (loss)	50,675	3,593,004	1,289,516	90,754
Net assets	$5,205,774	$436,555,043	$284,023,441	$154,970,887
Investments, including repurchase agreements, at cost	$5,017,463	$592,300,056	$291,452,968	$151,769,476
Foreign currency, at cost	—	$3,823	—	$29

Net asset value per share

Based on net asset values and shares outstanding — The Funds have an unlimited number of shares authorized with no par value.
Class A
Net assets	$1,302,120	—	—	—
Shares outstanding	125,000	—	—	—
Net asset value and redemption price (Note 3) per share
(net assets ÷ shares outstanding)	$10.42	—	—	—
Class Ba
Net assets	$1,300,473	—	—	—
Shares outstanding	125,000	—	—	—
Net asset value and offering price (Note 3) per share
(net assets ÷ shares outstanding)	$10.40	—	—	—
Class Ca
Net assets	$1,300,473	—	—	—
Shares outstanding	125,000	—	—	—
Net asset value and offering price (Note 3) per share
(net assets ÷ shares outstanding)	$10.40	—	—	—
Class 1
Net assets	$1,302,708	$37,283,742	—	$32,229,101
Shares outstanding	125,000	3,882,410	—	1,961,825
Net asset value per share (net assets ÷ shares outstanding)	$10.42	$9.60	—	$16.43
Class NAV
Net assets	—	$399,271,301	$284,023,441	$122,741,786
Shares outstanding	—	41,596,537	28,631,265	7,463,449
Net asset value per share (net assets ÷ shares outstanding)	—	$9.60	$9.92	$16.45

Maximum offering price per share

Class A1 ($10.42 ÷ 95%)	$10.97	—	—	—

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
a Redemption price is equal to net asset value less any applicable contingent deferred sales charges (Note 3).

The accompanying notes are an integral part of the financial statements. 80

John Hancock Funds II

Statements of Assets and Liabilities — August 31, 2006

Assets	All Cap Value	Blue Chip Growth	Capital Appreciation	Core Bond

Investments, at value	$204,008,294	$1,268,309,434	$461,535,163	$217,232,500
Securities loaned, at value (Note 2)	16,658,524	47,949,100	18,108,656	18,991,238
Repurchase agreements, at value	13,275,000	2,041,000	—	1,896,000
Cash	634	—	496	417,813
Receivable for investments sold	1,005,094	4,625,284	1,923,239	9,727,764
Receivable for delayed delivery securities sold	—	—	—	50,661,921
Receivable for shares sold	53,321	462,618	93,061	38,606
Dividends and interest receivable	377,249	1,255,585	242,960	1,447,724
Other assets	2,019	12,034	3,138	1,841
Total assets	235,380,135	1,324,655,055	481,906,713	300,415,407

Liabilities

Payable for investments purchased	2,002,877	2,524,969	2,956,393	21,997,053
Payable for delayed delivery securities purchased	—	—	—	60,559,772
Payable for shares repurchased	95,219	143,421	101,011	—
Payable upon return of securities loaned (Note 2)	17,067,785	48,982,997	18,532,002	19,381,094
Payable to affiliates
Fund administration expenses	4,265	22,293	7,270	7,910
Other payables and accrued expenses	48,188	130,587	65,168	79,782
Total liabilities	19,218,334	51,804,267	21,661,844	102,025,611

Net assets

Capital paid-in	192,470,269	1,201,032,427	468,587,781	197,819,645
Accumulated undistributed net realized gain (loss) on investments,
foreign currency transactions and forward foreign currency contracts	5,826,940	(3,928,748)	(17,467,941)	(1,956,868)
Unrealized appreciation (depreciation) on investments and
translation of assets and liabilities in foreign currencies	16,725,292	70,971,019	8,657,847	869,346
Undistributed net investment income (loss)	1,139,300	4,776,090	467,182	1,657,673
Net assets	$216,161,801	$1,272,850,788	$460,244,869	$198,389,796
Investments, including repurchase agreements, at cost	$217,216,526	$1,247,331,996	$470,985,984	$237,250,392

Net asset value per share

Based on net asset values and shares outstanding — The Funds have an unlimited number of shares authorized with no par value.
Class 1
Net assets	$21,054,323	$184,779,132	$67,703,887	$962,817
Shares outstanding	1,329,231	10,369,260	7,168,783	76,931
Net asset value per share (net assets ÷ shares outstanding)	$15.84	$17.82	$9.44	$12.52
Class NAV
Net assets	$195,107,478	$1,088,071,656	$392,540,982	$197,426,979
Shares outstanding	12,348,003	61,111,112	41,538,087	15,783,183
Net asset value per share (net assets ÷ shares outstanding)	$15.80	$17.80	$9.45	$12.51

The accompanying notes are an integral part of the financial statements. 81

John Hancock Funds II

Statements of Assets and Liabilities — August 31, 2006

			Emerging
Assets	Core Equity	Emerging Growth	Small Company	Equity-Income

Investments, at value	$584,435,089	$172,844,838	$50,180,125	$713,281,169
Securities loaned, at value (Note 2)	—	37,271,615	—	40,404,082
Repurchase agreements, at value	14,737,000	—	2,495,000	3,515,000
Cash	958	915	828	795
Receivable for investments sold	1,904,609	289,262	963,857	1,550,534
Receivable for shares sold	65,434	70	—	420,870
Dividends and interest receivable	225,727	37,181	5,824	2,056,152
Receivable due from adviser	—	—	61,435	—
Other assets	5,276	1,825	680	8,941
Total assets	601,374,093	210,445,706	53,707,749	761,237,543

Liabilities

Payable for investments purchased	5,141,144	102,716	1,765,728	678,437
Payable for shares repurchased	—	295,691	49,466	276,909
Payable upon return of securities loaned (Note 2)	—	38,275,542	—	41,370,005
Payable to affiliates
Fund administration expenses	17,166	30,700	30,013	24,710
Other payables and accrued expenses	76,332	86,370	43,757	90,489
Total liabilities	5,234,642	38,791,019	1,888,964	42,440,550

Net assets

Capital paid-in	586,021,098	155,912,789	50,734,807	622,841,119
Accumulated undistributed net realized gain (loss) on investments, futures contracts, foreign currency transactions and
forward foreign currency contracts	3,447,577	31,090,358	5,058,902	31,315,187
Unrealized appreciation (depreciation) on investments and
translation of assets and liabilities in foreign currencies	6,670,679	(15,348,460)	(3,974,924)	56,205,455
Undistributed net investment income (loss)	97	—	—	8,435,232
Net assets	$596,139,451	$171,654,687	$51,818,785	$718,796,993
Investments, including repurchase agreements, at cost	$592,501,706	$225,464,913	$56,650,049	$700,994,796

Net asset value per share

Based on net asset values and shares outstanding — The Funds have an unlimited number of shares authorized with no par value.
Class 1
Net assets	$12,113,145	$120,481,278	$51,720,247	$183,451,590
Shares outstanding	850,013	6,568,281	1,785,370	10,119,372
Net asset value per share (net assets ÷ shares outstanding)	$14.25	$18.34	$28.97	$18.13
Class NAV
Net assets	$584,026,306	$51,173,409	$98,538	$535,345,403
Shares outstanding	40,933,677	2,789,800	3,401	29,558,876
Net asset value per share (net assets ÷ shares outstanding)	$14.27	$18.34	$28.97	$18.11

The accompanying notes are an integral part of the financial statements. 82

John Hancock Funds II

Statements of Assets and Liabilities — August 31, 2006

Assets	Fundamental Value	Global Bond	Global Real Estate	High Income

Investments, at value	$761,694,064	$632,977,657	$350,030,574	$287,672,560
Securities loaned, at value (Note 2)	22,455,397	9,124,648	41,422,785	59,127,174
Repurchase agreements, at value	—	11,868,000	4,680,000	—
Cash	595	384	74	—
Foreign currency, at value	6,382	12,875,304	891,977	—
Receivable for investments sold	728,599	508,414	3,374,344	1,124,025
Receivable for shares sold	1,395,888	915,540	3,692	95,471
Receivable for forward foreign currency exchange contracts (Note 2)	—	1,477,322	430,756	—
Dividends and interest receivable	1,068,234	3,299,547	360,760	4,781,678
Receivable for swap contracts	—	141,725	—	—
Receivable for futures variation margin	—	932,938	—	—
Other assets	6,854	5,586	3,859	3,322
Total assets	787,356,013	674,127,065	401,198,821	352,804,230

Liabilities

Due to custodian	—	—	—	994,927
Payable for investments purchased	2,899,183	37,045,599	1,566,880	1,558,829
Payable for delayed delivery securities pruchased	—	26,846,148	—	—
Payable upon return of securities loaned (Note 2)	22,927,961	9,309,000	43,240,359	60,455,958
Payable for options written, at value	—	2,994,704	—	476,050
Payable for swap contracts	—	562,329	—	—
Unrealized depreciation of swap contracts (Note 2)	—	58,762	—	—
Unrealized depreciation on forward volatility options (Note 2)	—	31,951	—	—
Payable for forward foreign currency exchange contracts (Note 2)	—	2,136,719	1,048,158	184,378
Payable to affiliates
Fund administration expenses	13,421	13,777	7,964	6,628
Other payables and accrued expenses	91,695	130,139	110,982	68,225
Total liabilities	25,932,260	79,129,128	45,974,343	63,744,995

Net assets

Capital paid-in	706,520,373	579,998,011	343,735,965	292,151,701
Accumulated undistributed net realized gain (loss) on investments, futures contracts, options written, interest rate swaps,
foreign currency transactions and forward foreign currency contracts	4,881,179	(1,979,215)	(8,654,114)	(602,478)
Unrealized appreciation (depreciation) on investments,
futures contracts, options written, interest rate swaps and
translation of assets and liabilities in foreign currencies	45,751,068	7,486,259	15,126,084	(5,980,048)
Undistributed net investment income (loss)	4,271,133	9,492,882	5,016,543	3,490,060
Net assets	$761,423,753	$594,997,937	$355,224,478	$289,059,235
Investments, including repurchase agreements, at cost	$738,398,686	$648,911,321	$380,386,125	$352,637,235
Foreign currency, at cost	$6,226	$12,835,350	$892,085	—
Premium received on written options	—	$2,493,828	—	$517,604

Net asset value per share

Based on net asset values and shares outstanding — The Funds have an unlimited number of shares authorized with no par value.
Class 1
Net assets	$66,919,554	$41,070,045	—	—
Shares outstanding	4,220,517	2,769,848	—	—
Net asset value per share (net assets ÷ shares outstanding)	$15.86	$14.83	—	—
Class NAV
Net assets	$694,504,199	$553,927,892	$355,224,478	$289,059,235
Shares outstanding	43,877,857	37,449,290	34,487,270	29,282,645
Net asset value per share (net assets ÷ shares outstanding)	$15.83	$14.79	$10.30	$9.87

The accompanying notes are an integral part of the financial statements. 83

John Hancock Funds II

Statements of Assets and Liabilities — August 31, 2006

		International	International	International
Assets	High Yield	Equity Index	Opportunities	Small Cap

Investments, at value	$1,123,646,335	$307,468,597	$555,952,487	$361,988,214
Securities loaned, at value (Note 2)	279,406,317	56,232,027	102,487,713	46,558,890
Repurchase agreements, at value	33,200,000	—	9,470,000	26,833,000
Cash	408,654	—	637	162
Foreign currency, at value	544,387	627,297	107,624	9,566,132
Receivable for investments sold	16,719,970	1,647,951	11,007,822	—
Receivable for shares sold	748,390	114,112	141,410	64,217
Receivable for forward foreign currency exchange contracts (Note 2)	—	94,029	—	—
Dividends and interest receivable	23,074,909	677,634	441,907	1,040,507
Receivable for futures variation margin	—	1,471,057	—	—
Other assets	15,194	4,469	4,434	5,687
Total assets	1,477,764,156	368,337,173	679,614,034	446,056,809

Liabilities

Capital gains withholding tax	—	—	—	242,277
Payable for investments purchased	4,223,441	1,436,595	10,822,189	559,756
Payable for shares repurchased	82,000	—	—	—
Payable upon return of securities loaned (Note 2)	285,165,979	59,053,314	107,481,210	49,186,127
Payable for futures variation margin	—	28,229	—	—
Payable for forward foreign currency exchange contracts (Note 2)	—	11,084	—	—
Payable to affiliates
Fund administration expenses	27,386	4,624	10,546	9,719
Other payables and accrued expenses	169,850	44,310	139,379	193,840
Total liabilities	289,668,656	60,578,156	118,453,324	50,191,719

Net assets

Capital paid-in	1,172,248,792	272,434,870	490,996,985	310,729,239
Accumulated undistributed net realized gain (loss) on investments, futures contracts, foreign currency transactions and
forward foreign currency contracts	8,020,849	2,605,976	2,598,649	51,813,331
Unrealized appreciation (depreciation) on investments,
futures contracts and translation of assets and
liabilities in foreign currencies	(7,794,032)	29,836,925	67,545,351	28,663,284[a]
Undistributed net investment income (loss)	15,619,891	2,881,246	19,725	4,659,236
Net assets	$1,188,095,500	$307,759,017	$561,160,710	$395,865,090
Investments, including repurchase agreements, at cost	$1,444,087,968	$334,559,078	$600,366,904	$406,360,101
Foreign currency, at cost	$515,353	$625,747	$107,320	$9,683,288

Net asset value per share

Based on net asset values and shares outstanding — The Funds have an unlimited number of shares authorized with no par value.
Class 1
Net assets	$43,950,157	—	$8,942,696	$36,951,053
Shares outstanding	4,342,243	—	554,477	1,763,618
Net asset value per share (net assets ÷ shares outstanding)	$10.12	—	$16.13	$20.95
Class NAV
Net assets	$1,144,145,343	$307,759,017	$552,218,014	$358,914,037
Shares outstanding	113,506,841	16,226,810	34,176,390	17,134,122
Net asset value per share (net assets ÷ shares outstanding)	$10.08	$18.97	$16.16	$20.95

a Net of $242,277 in deferred foreign withholding taxes for International Small Cap.

The accompanying notes are an integral part of the financial statements. 84

John Hancock Funds II

Statements of Assets and Liabilities — August 31, 2006

	International	International	International	Investment
Assets	Small Company	Stock	Value	Quality Bond

Investments, at value	$219,549,301	$75,669,401	$937,781,846	$120,862,841
Securities loaned, at value (Note 2)	37,750,230	978,177	100,205,333	30,020,994
Repurchase agreements, at value	2,107,000	393,000	19,803,000	9,703,000
Cash	480	297	546	786
Foreign currency, at value	1,202,491	265,720	14,778,109	—
Cash segregated for futures contracts	—	550,000	—	—
Receivable for investments sold	145,960	5,238	—	—
Receivable for shares sold	27,999	—	201,925	44,685
Receivable for forward foreign currency exchange contracts (Note 2)	—	39,266	—	—
Dividends and interest receivable	205,705	2,795,334	2,726,540	1,333,347
Receivable for futures variation margin	—	29,861	—	—
Receivable due from adviser	—	—	13,409	70
Other assets	2,488	9,803	10,492	1,263
Total assets	260,991,654	80,736,097	1,075,521,200	161,966,986

Liabilities

Capital gains withholding tax	1,892	—	—	—
Payable for investments purchased	290,391	—	182,038	819,364
Payable for delayed delivery securities purchased	—	—	—	2,052,548
Payable for shares repurchased	—	13,107	—	119,172
Payable upon return of securities loaned (Note 2)	39,707,208	1,028,026	104,966,722	30,637,942
Payable for futures variation margin	—	11,249	—	16,953
Payable for forward foreign currency exchange contracts (Note 2)	—	68,321	—	—
Payable to affiliates
Fund administration expenses	4,904	20,140	24,198	3,862
Other payables and accrued expenses	76,269	275,413	257,131	69,710
Total liabilities	40,080,664	1,416,256	105,430,089	33,719,551

Net assets

Capital paid-in	234,373,406	62,987,912	791,293,144	128,278,583
Accumulated undistributed net realized gain (loss) on investments, futures contracts, foreign currency transactions and
forward foreign currency contracts	(7,554,175)	(208)	49,679,104	(366,488)
Unrealized appreciation (depreciation) on investments,
futures contracts and translation of assets and
liabilities in foreign currencies	(6,753,919)[a]	13,665,641	105,464,902	(862,651)
Undistributed net investment income (loss)	845,678	2,666,496	23,653,961	1,197,991
Net assets	$220,910,990	$79,319,841	$970,091,111	$128,247,435
Investments, including repurchase agreements, at cost	$266,159,932	$63,483,062	$952,362,733	$161,398,588
Foreign currency, at cost	$1,201,488	$267,421	$14,749,579	—

Net asset value per share

Based on net asset values and shares outstanding — The Funds have an unlimited number of shares authorized with no par value.
Class 1
Net assets	—	$79,319,841	$134,429,163	$34,859,138
Shares outstanding	—	5,740,707	7,506,850	2,963,182
Net asset value per share (net assets ÷ shares outstanding)	—	$13.82	$17.91	$11.76
Class NAV
Net assets	$220,910,990	—	$835,661,948	$93,388,297
Shares outstanding	23,673,770	—	46,750,287	7,944,725
Net asset value per share (net assets ÷ shares outstanding)	$9.33	—	$17.88	$11.75

a Net of deferred foreign withholding taxes of $1,892 for International Small Company.

The accompanying notes are an integral part of the financial statements. 85

John Hancock Funds II

Statements of Assets and Liabilities — August 31, 2006

Assets	Large Cap	Large Cap Value	Mid Cap Core	Mid Cap Index

Investments, at value	$190,136,057	$339,005,203	$248,261,725	$172,177,954
Securities loaned, at value (Note 2)	6,464,141	14,553,765	19,407,625	30,056,185
Repurchase agreements, at value	3,326,000	—	53,132,000	541,000
Cash	684	—	791	659
Foreign currency, at value	—	—	5,675,617	—
Receivable for investments sold	481,414	—	3,750,244	—
Receivable for shares sold	31,029	371,800	38,237	16,866
Dividends and interest receivable	319,436	632,241	332,314	159,334
Receivable for futures variation margin	—	—	—	49,600
Other assets	1,782	1,683	3,664	693
Total assets	200,760,543	354,564,692	330,602,217	203,002,291

Liabilities

Due to custodian	—	96,574	—	—
Payable for investments purchased	305,473	—	4,965,274	—
Payable for shares repurchased	—	—	27,487	—
Payable upon return of securities loaned (Note 2)	6,601,703	14,896,485	19,867,086	30,804,574
Payable to affiliates
Fund administration expenses	4,437	7,807	8,866	2,206
Due to adviser	—	—	—	1,666
Other payables and accrued expenses	45,868	50,057	62,409	38,352
Total liabilities	6,957,481	15,050,923	24,931,122	30,846,798

Net assets

Capital paid-in	179,904,511	321,849,283	278,211,895	173,066,721
Accumulated undistributed net realized gain (loss) on investments, futures contracts, foreign currency transactions and
forward foreign currency contracts	3,114,081	(1,478,897)	11,819,064	132,501
Unrealized appreciation (depreciation) on investments,
futures contracts and translation of assets and
liabilities in foreign currencies	9,634,421	17,901,225	13,277,221	(1,868,848)
Undistributed net investment income (loss)	1,150,049	1,242,158	2,362,915	825,119
Net assets	$193,803,062	$339,513,769	$305,671,095	$172,155,493
Investments, including repurchase agreements, at cost	$190,291,777	$335,657,743	$307,523,543	$204,876,370
Foreign currency, at cost	—	—	$5,684,105	—

Net asset value per share

Based on net asset values and shares outstanding — The Funds have an unlimited number of shares authorized with no par value.
Class 1
Net assets	$2,060,522	$105,323,658	$11,243,766	—
Shares outstanding	140,472	4,584,811	651,471	—
Net asset value per share (net assets ÷ shares outstanding)	$14.67	$22.97	$17.26	—
Class NAV
Net assets	$191,742,540	$234,190,111	$294,427,329	$172,155,493
Shares outstanding	13,073,261	10,178,577	17,056,845	9,369,737
Net asset value per share (net assets ÷ shares outstanding)	$14.67	$23.01	$17.26	$18.37

The accompanying notes are an integral part of the financial statements. 86

John Hancock Funds II

Statements of Assets and Liabilities — August 31, 2006

			Mid Cap
Assets	Mid Cap Stock	Mid Cap Value	Value Equity	Natural Resources

Investments, at value	$291,415,707	$137,780,116	$99,750,567	$733,911,348
Securities loaned, at value (Note 2)	71,681,651	20,377,144	16,791,394	71,298,145
Repurchase agreements, at value	12,377,000	5,820,000	—	35,462,000
Cash	97	939	25,510	404
Foreign currency, at value	—	—	—	486,481
Receivable for investments sold	1,548,815	274,977	2,807,672	—
Receivable for shares sold	21,740	15,723	8,605	3,631,256
Dividends and interest receivable	78,472	178,651	146,771	1,459,595
Other assets	2,883	2,316	1,102	7,369
Total assets	377,126,365	164,449,866	119,531,621	846,256,598

Liabilities

Due to custodian	1,548,815	—	—	—
Payable for investments purchased	1,140,921	306,528	4,135,327	88,153
Payable for shares repurchased	45,023	—	—	206,549
Payable upon return of securities loaned (Note 2)	73,452,448	20,909,218	17,229,156	72,883,888
Fund administration expenses	8,351	4,392	2,206	14,744
Other payables and accrued expenses	61,029	45,085	41,152	119,213
Total liabilities	76,256,587	21,265,223	21,407,841	73,312,547

Net assets

Capital paid-in	270,197,904	128,418,339	101,230,202	619,960,625
Accumulated undistributed net realized gain (loss) on investments, futures contracts, foreign currency transactions and
forward foreign currency contracts	14,254,231	5,190,077	(871,916)	32,945,984
Unrealized appreciation (depreciation) on investments and
translation of assets and liabilities in foreign currencies	16,417,643	8,839,164	(2,464,971)	114,034,956
Undistributed net investment income (loss)	—	737,063	230,465	6,002,486
Net assets	$300,869,778	$143,184,643	$98,123,780	$772,944,051
Investments, including repurchase agreements, at cost	$359,056,883	$155,138,096	$119,006,979	$726,632,531
Foreign currency, at cost	—	—	—	$489,746

Net asset value per share

Based on net asset values and shares outstanding — The Funds have an unlimited number of shares authorized with no par value.
Class 1
Net assets	$106,749,566	$93,479,668	—	$81,381,839
Shares outstanding	6,751,092	4,953,645	—	2,278,995
Net asset value per share (net assets ÷ shares outstanding)	$15.81	$18.87	—	$35.71
Class NAV
Net assets	$194,120,212	$49,704,975	$98,123,780	$691,562,212
Shares outstanding	12,262,613	2,635,211	10,163,245	19,428,491
Net asset value per share (net assets ÷ shares outstanding)	$15.83	$18.86	$9.65	$35.60

The accompanying notes are an integral part of the financial statements. 87

John Hancock Funds II

Statements of Assets and Liabilities — August 31, 2006

	Quantitative	Quantitative	Quantitative	Real
Assets	All Cap	Mid Cap	Value	Estate Equity

Investments, at value	$5,023,003	$183,523,168	$457,775,981	$273,802,292
Securities loaned, at value (Note 2)	—	41,490,539	24,016,341	33,658,317
Repurchase agreement, at value	—	—	—	2,297,000
Cash	14,243	8,283	4,546	583
Receivable for investments sold	21,611	3,382,316	—	—
Receivable for shares sold	—	45,337	203,974	21,425
Dividends and interest receivable	7,653	64,182	773,767	228,569
Receivable due from adviser	23,320	—	—	—
Other assets	—	1,999	3,695	3,041
Total assets	5,089,830	228,515,824	482,778,304	310,011,227

Liabilities

Payable for investments purchased	11,250	2,847,903	—	613,222
Payable upon return of securities loaned (Note 2)	—	42,435,825	24,592,740	34,447,109
Payable to affiliates
Fund administration fees	54	4,076	8,194	6,296
Other payables and accrued expenses	23,689	43,757	60,190	50,134
Total liabilities	34,993	45,331,561	24,661,124	35,116,761

Net assets

Capital paid-in	4,997,328	175,790,348	403,894,233	249,457,958
Accumulated undistributed net realized gain (loss) on investments	6,261	(2,784,557)	20,826,320	1,890,278
Unrealized appreciation (depreciation) on investments	41,732	9,969,387	29,110,362	22,030,725
Undistributed net investment income (loss)	9,516	209,085	4,286,265	1,515,505
Net assets	$5,054,837	$183,184,263	$458,117,180	$274,894,466
Investments, including repurchase agreements, at cost	$4,981,271	$215,044,320	$452,681,960	$287,726,884

Net asset value per share

Based on net asset values and shares outstanding — The Funds have an unlimited number of shares authorized with no par value.
Class A
Net assets	$1,264,033	—	—	—
Shares outstanding	125,000	—	—	—
Net asset value and redemption price (Note 3) per share
(net assets ÷ shares outstanding)	$10.11	—	—	—
Class Ba
Net assets	$1,263,209	—	—	—
Shares outstanding	125,000	—	—	—
Net asset value and offering price (Note 3) per share
(net assets ÷ shares outstanding)	$10.11	—	—	—
Class Ca
Net assets	$1,263,209	—	—	—
Shares outstanding	125,000	—	—	—
Net asset value and offering price (Note 3) per share
(net assets ÷ shares outstanding)	$10.11	—	—	—
Class I
Net assets	$1,264,386	—	—	—
Shares outstanding	125,000	—	—	—
Net asset value per share (net assets ÷ shares outstanding)	$10.12	—	—	—
Class 1
Net assets	—	$133,373,231	$95,796,140	—
Shares outstanding	—	9,315,002	5,785,667	—
Net asset value per share (net assets ÷ shares outstanding)	—	$14.32	$16.56	—
Class NAV
Net assets	—	$49,811,032	$362,321,040	$274,894,466
Shares outstanding	—	3,479,128	21,874,998	25,023,046
Net asset value per share (net assets ÷ shares outstanding)	—	$14.32	$16.56	$10.99

Maximum offering price per share

Class A1 ($10.11 ÷ 95%)	$10.64	—	—	—

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
a Redemption price is equal to net asset value less any applicable contingent deferred sales charges (Note 3).

The accompanying notes are an integral part of the financial statements. 88

John Hancock Funds II

Statements of Assets and Liabilities — August 31, 2006

Assets	Real Estate Securities	Real Return Bond	Small Cap	Small Cap Index

Investments, at value	$166,466,109	$899,667,896	$237,735,274	$125,940,654
Securities loaned, at value (Note 2)	1,539,498	11,000,333	54,437,362	31,219,839
Repurchase agreements, at value	4,925,000	8,637,000	3,866,000	—
Cash	830	16,633	312	37,280
Foreign currency, at value	—	315,751	—	—
Receivable for investments sold	369,054	—	2,183,514	5,574
Receivable for delayed delivery securities sold	—	5,850,000	—	—
Receivable for shares sold	105,238	106,898	8,855	4,357
Dividends and interest receivable	118,719	3,908,784	62,775	79,557
Receivable for swap contracts	—	152,467	—	—
Unrealized appreciation of swap contracts (Note 2)	—	1,808,198	—	—
Receivable for futures variation margin	—	148,721	—	—
Receivable due from adviser	—	—	—	7,878
Other assets	7,367	6,475	2,183	697
Total assets	173,531,815	931,619,156	298,296,275	157,295,836

Liabilities

Payable for investments purchased	1,326,937	—	1,732,657	—
Payable for delayed delivery securities purchased	—	217,385,149	—	—
Payable upon return of securities loaned (Note 2)	1,572,850	11,227,436	55,917,662	32,157,578
Payable for options written, at value	—	381,726	—	—
Payable for futures variation margin	—	—	—	2,800
Payable for forward foreign currency exchange contracts (Note 2)	—	671,182	—	—
Payable for swap contracts	—	26,201	—	—
Payable to affiliates
Fund administration expenses	10,683	12,188	6,215	2,535
Other payables and accrued expenses	59,710	117,868	48,502	36,485
Total liabilities	2,970,180	229,821,750	57,705,036	32,199,398

Net assets

Capital paid-in	54,158,965	695,365,310	233,850,347	119,963,061
Accumulated undistributed net realized gain (loss) on investments, futures contracts, options written, interest rate swaps,
foreign currency transactions and forward foreign currency contracts	79,575,928	3,166,159	(1,290,852)	3,381,304
Unrealized appreciation (depreciation) on investments,
futures contracts, options written, interest rate swaps and
translation of assets and liabilities in foreign currencies	32,841,754	(73,149)	8,031,744	1,215,440
Undistributed net investment income (loss)	3,984,988	3,339,086	—	536,633
Net assets	$170,561,635	$701,797,406	$240,591,239	$125,096,438
Investments, including repurchase agreements, at cost	$140,088,853	$919,767,932	$288,006,892	$156,144,205
Foreign currency, at cost	—	$315,264	—	—
Premium received on written options	—	$331,920	—	—

Net asset value per share

Based on net asset values and shares outstanding — The Funds have an unlimited number of shares authorized with no par value.
Class 1
Net assets	$170,561,635	$17,347,250	$795,786	—
Shares outstanding	5,696,344	1,293,505	56,749	—
Net asset value per share (net assets ÷ shares outstanding)	$29.94	$13.41	$14.02	—
Class NAV
Net assets	—	$684,450,156	$239,795,453	$125,096,438
Shares outstanding	—	51,388,376	17,075,346	7,842,689
Net asset value per share (net assets ÷ shares outstanding)	—	$13.32	$14.04	$15.95

The accompanying notes are an integral part of the financial statements. 89

John Hancock Funds II

Statements of Assets and Liabilities — August 31, 2006

	Small Cap	Small	Small Company	Small Company
Assets	Opportunities	Company	Growth	Value

Investments, at value	$233,914,732	$93,890,854	$72,288,345	$386,961,652
Securities loaned, at value (Note 2)	61,872,659	22,846,131	—	93,113,462
Repurchase agreements, at value	15,996,000	481,000	1,437,000	3,343,000
Cash	8	195	383	—
Receivable for investments sold	596,809	2,090,688	329,312	397,293
Receivable for shares sold	—	10,638	18,424	13,134
Dividends and interest receivable	69,541	65,438	8,759	284,042
Other assets	2,775	910	686	3,733
Total assets	312,452,524	119,385,854	74,082,909	484,116,316

Liabilities

Payable for investments purchased	1,785,462	2,483,518	139,210	469,267
Payable for shares repurchased	21,989	3,105	—	186,251
Payable upon return of securities loaned (Note 2)	63,456,325	23,408,260	—	95,479,263
Payable to affiliates
Fund administration expenses	6,491	3,237	2,006	8,738
Other payables and accrued expenses	50,732	62,168	40,898	57,703
Total liabilities	65,320,999	25,960,288	182,114	96,201,222

Net assets

Capital paid-in	223,688,468	92,469,697	67,787,488	351,900,983
Accumulated undistributed net realized gain (loss) on investments,
foreign currency transactions and forward foreign currency contracts	6,716,360	(365,945)	1,232,409	3,010,994
Unrealized appreciation (depreciation) on investments	15,182,294	1,321,814	4,880,900	32,157,056
Undistributed net investment income (loss)	1,544,403	—	(2)	846,061
Net assets	$247,131,525	$93,425,566	$73,900,795	$387,915,094
Investments, including repurchase agreements, at cost	$296,601,097	$115,896,171	$68,844,445	$451,261,058

Net asset value per share

Based on net asset values and shares outstanding — The Funds have an unlimited number of shares authorized with no par value.
Class 1
Net assets	$30,450,106	$6,070,937	—	$148,620,194
Shares outstanding	1,310,076	393,818	—	6,282,031
Net asset value per share (net assets ÷ shares outstanding)	$23.24	$15.42	—	$23.66
Class NAV
Net assets	$216,681,419	$87,354,629	$73,900,795	$239,294,900
Shares outstanding	9,363,422	5,659,156	6,665,329	10,126,170
Net asset value per share (net assets ÷ shares outstanding)	$23.14	$15.44	$11.09	$23.63

The accompanying notes are an integral part of the financial statements. 90

John Hancock Funds II

Statements of Assets and Liabilities — August 31, 2006

Assets	Special Value	Spectrum Income	Strategic Bond	Strategic Income

Investments, at value	$110,816,995	$738,380,952	$376,484,610	$281,755,083
Securities loaned, at value (Note 2)	30,324,584	81,569,665	48,170,381	69,120,975
Repurchase agreements, at value	18,053,000	26,772,000	28,200,000	—
Cash	220	40,393	356,621	112
Foreign currency, at value	—	175,017	—	82,190
Receivable for investments sold	28,875	7,845,458	19,656	1,411,865
Receivable for delayed delivery securities sold	—	—	76,618,406	—
Receivable for shares sold	20,663	764,782	79,624	35,861
Receivable for forward foreign currency exchange contracts (Note 2)	—	151,173	—	204,021
Dividends and interest receivable	72,889	7,822,386	3,433,864	3,887,822
Receivable for futures variation margin	—	3,179	—	—
Other assets	1,195	6,832	5,309	3,226
Total assets	159,318,421	863,531,837	533,368,471	356,501,155

Liabilities

Payable for investments purchased	496,717	15,917,580	281,060	1,043,534
Payable for delayed delivery securities purchased	—	—	171,479,014	1,302,361
Payable for shares repurchased	—	—	28,671	—
Payable upon return of securities loaned (Note 2)	31,115,018	83,287,899	49,146,472	70,775,414
Payable for options written, at value	—	—	247,456	—
Payable for futures variation margin	—	—	306,653	—
Payable for forward foreign currency exchange contracts (Note 2)	—	311,816	—	2,193,109
Payable to affiliates
Fund administration expenses	2,875	13,716	9,008	6,479
Other payables and accrued expenses	42,018	269,854	100,897	86,825
Total liabilities	31,656,628	99,800,865	221,599,231	75,407,722

Net assets

Capital paid-in	118,997,783	745,816,154	311,445,518	278,957,842
Accumulated undistributed net realized gain (loss) on investments, futures contracts, options written, foreign currency transactions and
forward foreign currency contracts	947,156	(160,269)	(5,369,848)	(507,126)
Unrealized appreciation (depreciation) on investments,
futures contracts, options written and translation of assets and
liabilities in foreign currencies	7,424,159	11,651,117	2,577,393	(1,112,323)
Undistributed net investment income (loss)	292,695	6,423,970	3,116,177	3,755,040
Net assets	$127,661,793	$763,730,972	$311,769,240	$281,093,433
Investments, including repurchase agreements, at cost	$151,770,420	$834,918,505	$448,998,871	$350,014,222
Foreign currency, at cost	—	$175,092	—	$82,189
Premium received on written options	—	—	$233,474	—

Net asset value per share

Based on net asset values and shares outstanding — The Funds have an unlimited number of shares authorized with no par value.
Class 1
Net assets	$3,862,125	—	$41,781,486	—
Shares outstanding	188,388	—	3,542,433	—
Net asset value per share (net assets ÷ shares outstanding)	$20.50	—	$11.79	—
Class NAV
Net assets	$123,799,668	$763,730,972	$269,987,754	$281,093,433
Shares outstanding	6,033,625	74,370,852	22,931,151	27,952,938
Net asset value per share (net assets ÷ shares outstanding)	$20.52	$10.27	$11.77	$10.06

The accompanying notes are an integral part of the financial statements. 91

John Hancock Funds II

Statements of Assets and Liabilities — August 31, 2006

			U.S. Global	U.S. Government
Assets	Strategic Value	Total Return	Leaders Growth	Securities

Investments, at value	$154,192,576	$1,428,143,449	$472,758,114	$302,813,146
Securities loaned, at value (Note 2)	13,033,306	27,645,085	2,766,722	—
Repurchase agreements, at value	—	46,743,000	5,402,000	52,000,000
Cash	—	60	482	347,884
Foreign currency, at value	—	1,355,922	—	—
Receivable for investments sold	1,749,803	—	957,718	—
Receivable for delayed delivery securities sold	—	1,955,008	—	42,961,195
Receivable for shares sold	33,904	655,454	130,796	136,619
Receivable for forward foreign currency exchange contracts (Note 2)	—	207,275	—	—
Dividends and interest receivable	300,693	3,334,674	383,645	585,403
Receivable for swap contracts	—	25,941	—	—
Unrealized appreciation of swap contracts (Note 2)	—	102,020	—	—
Receivable for futures variation margin	—	1,152,184	—	8,313
Other assets	1,409	10,881	4,260	2,070
Total assets	169,311,691	1,511,330,953	482,403,737	398,854,630

Liabilities

Due to custodian	1,220,775	—	—	—
Payable for investments purchased	2,326,245	11,700,000	2,486,968	1,899,480
Payable for delayed delivery securities purchased	—	303,866,901	—	193,217,087
Payable for shares repurchased	—	57,647	—	98,419
Payable upon return of securities loaned (Note 2)	13,329,847	28,221,891	2,825,622	—
Payable for options written, at value	—	6,278,640	—	—
Payable for futures variation margin	—	—	—	2,578
Payable for forward foreign currency exchange contracts (Note 2)	—	1,729,083	—	—
Payable to affiliates
Fund administration expenses	3,477	20,280	12,877	3,995
Other payables and accrued expenses	43,846	181,819	64,444	68,302
Total liabilities	16,924,190	352,056,261	5,389,911	195,289,861

Net assets

Capital paid-in	144,752,358	1,149,215,011	495,814,764	202,432,297
Accumulated undistributed net realized gain (loss) on investments, futures contracts, options written, interest rate swaps,
foreign currency transactions and forward foreign currency contracts	2,312,021	(430,977)	(5,771,575)	(1,303,388)
Unrealized appreciation (depreciation) on investments,
futures contracts, options written, interest rate swaps and
translation of assets and liabilities in foreign currencies	4,274,310	468,988	(14,622,516)	629,379
Undistributed net investment income (loss)	1,048,812	10,021,670	1,593,153	1,806,481
Net assets	$152,387,501	$1,159,274,692	$477,013,826	$203,564,769
Investments, including repurchase agreements, at cost	$162,951,572	$1,496,888,257	$495,549,352	$354,172,681
Foreign currency, at cost	—	$1,350,210	—	—
Premium received on written options	—	$4,098,858	—	—

Net asset value per share

Based on net asset values and shares outstanding — The Funds have an unlimited number of shares authorized with no par value.
Class 1
Net assets	$13,776,342	$117,807,255	$24,793,838	$42,904,461
Shares outstanding	1,259,130	8,547,580	1,957,750	3,156,386
Net asset value per share (net assets ÷ shares outstanding)	$10.94	$13.78	$12.66	$13.59
Class NAV
Net assets	$138,611,159	$1,041,467,437	$452,219,988	$160,660,308
Shares outstanding	12,711,120	75,725,529	35,668,361	11,845,409
Net asset value per share (net assets ÷ shares outstanding)	$10.90	$13.75	$12.68	$13.56

The accompanying notes are an integral part of the financial statements. 92

John Hancock Funds II

Statements of Assets and Liabilities — August 31, 2006

	U.S. High		Value &
Assets	Yield Bond	U.S. Multi Sector	Restructuring	Vista

Investments, at value	$269,178,034	$1,167,133,786	$292,724,205	$116,774,839
Securities loaned, at value (Note 2)	35,968,218	57,531,004	41,400,946	13,612,271
Repurchase agreements, at value	17,711,000	56,038,000	6,201,000	8,038,000
Cash	507	303	307	476
Cash segregated for futures contracts	—	1,956,096	—	—
Receivable for investments sold	4,870,725	—	—	4,169,056
Receivable for shares sold	222,729	214,373	29,539	26,082
Receivable for forward foreign currency exchange contracts (Note 2)	—	—	—	1,979
Dividends and interest receivable	5,343,194	2,299,789	381,527	19,878
Receivable for futures variation margin	—	13,750	—	—
Due from broker	—	993,904	—	—
Other assets	1,727	11,496	1,889	1,163
Total assets	333,296,134	1,286,192,501	340,739,413	142,643,744

Liabilities

Due to custodian	—	—	—	959,243
Payable for investments purchased	6,495,861	—	1,689,012	5,088,018
Payable for shares repurchased	1,398	—	—	—
Payable upon return of securities loaned (Note 2)	36,710,913	59,044,947	42,492,506	13,929,842
Payable for forward foreign currency exchange contracts (Note 2)	—	—	—	1,496
Payable to affiliates
Fund administration expenses	4,269	22,040	8,996	5,118
Other payables and accrued expenses	70,166	159,621	54,192	50,324
Total liabilities	43,282,607	59,226,608	44,244,706	20,034,041

Net assets

Capital paid-in	287,221,622	1,188,817,440	284,218,800	115,833,181
Accumulated undistributed net realized gain (loss) on investments, futures contracts, options written, foreign currency transactions and
forward foreign currency contracts	(285,372)	4,358,689	1,103,581	(3,974,440)
Unrealized appreciation (depreciation) on investments,
futures contracts and translation of assets and
liabilities in foreign currencies	(747,561)	26,125,188	9,209,793	10,751,445
Undistributed net investment income (loss)	3,824,838	7,664,576	1,962,533	(483)
Net assets	$290,013,527	$1,226,965,893	$296,494,707	$122,609,703
Investments, including repurchase agreements, at cost	$323,604,813	$1,255,571,506	$331,116,707	$127,673,023

Net asset value per share

Based on net asset values and shares outstanding — The Funds have an unlimited number of shares authorized with no par value.
Class 1
Net assets	$1,814,164	—	—	—
Shares outstanding	138,976	—	—	—
Net asset value per share (net assets ÷ shares outstanding)	$13.05	—	—	—
Class NAV
Net assets	$288,199,363	$1,226,965,893	$296,494,707	$122,609,703
Shares outstanding	22,080,780	117,812,675	26,753,467	11,455,311
Net asset value per share (net assets ÷ shares outstanding)	$13.05	$10.41	$11.08	$10.70

The accompanying notes are an integral part of the financial statements. 93

John Hancock Funds II

Statements of Operations — for the period ended August 31, 2006

Investment income	Absolute Return[a]	Active Bond[b]	All Cap Core[c]	All Cap Growth[b]

Dividends	—	$10,000	$1,545,874	$1,167,776
Interest	$3,520	16,552,387	505,346	175,694
Securities lending	—	107,981	8,336	21,611
Income distributions received from affiliated underlying funds	49,469	—	—	—
Less foreign taxes withheld	—	(1,006)	—	(18,323)
Total investment income	52,989	16,669,362	2,059,556	1,346,758

Expenses

Investment management fees (Note 3)	1,851	1,993,572	696,524	1,067,591
Class A distribution and service fees (Note 3)	694	—	—	—
Class B distribution and service fees (Note 3)	2,313	—	—	—
Class C distribution and service fees (Note 3)	2,313	—	—	—
Class 1 distribution and service fees (Note 3)	115	15,760	—	15,173
Fund administration fees (Note 3)	160	30,692	10,677	14,312
Audit and legal fees	27,650	62,483	28,742	42,355
Printing and postage fees	32	5,314	1,592	2,919
Custodian fees	2,013	190,654	13,386	44,829
Trustees’ fees (Note 3)	1	3,938	692	1,729
Registration and filing fees	2,777	13,222	10,049	2,522
Miscellaneous	87	30,887	1,825	2,769
Total expenses	40,006	2,346,522	763,487	1,194,199
Less expense reductions (Note 3)	(32,257)	—	—	—
Net expenses	7,749	2,346,522	763,487	1,194,199
Net investment income (loss)	45,240	14,322,840	1,296,069	152,559

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	—	(3,179,487)	(5,196,991)	(3,002,765)
Futures contracts	—	—	(3,023,136)	—
Foreign currency transactions	—	4,013	—	(1,144)
Change in net unrealized appreciation (depreciation) of
Investments	160,534	670,327	4,657,834	9,502,176
Futures contracts	—	—	612,775	—
Translation of assets and liabilities in foreign currencies	—	58	—	(860)
Net realized and unrealized gain (loss)	160,534	(2,505,089)	(2,949,518)	6,497,407

Increase (decrease) in net assets from operations	$205,774	$11,817,751	($1,653,449)	$6,649,966
a Period from 6-26-06 (commencement of operations) to 8-31-06.
b Period from 10-15-05 (commencement of operations) to 8-31-06.
c Period from 4-28-06 (commencement of operations) to 8-31-06.

The accompanying notes are an integral part of the financial statements. 94

John Hancock Funds II

Statements of Operations — for the period ended August 31, 2006

		Blue Chip	Capital
Investment income	All Cap Value[a]	Growth[a]	Appreciation[a]	Core Bond[a]

Dividends	$2,716,701	$13,150,034	$2,497,681	—
Interest	200,149	476,983	438,358	7,639,517
Securities lending	6,836	165,539	52,155	3,903
Less foreign taxes withheld	(11,352)	(162,787)	(89,083)	(1,857)
Total investment income	2,912,334	13,629,769	2,899,111	7,641,563

Expenses

Investment management fees (Note 3)	1,361,949	7,797,684	2,309,140	1,009,020
Class 1 distribution and service fees (Note 3)	8,264	57,505	15,920	197
Fund administration fees (Note 3)	15,225	86,664	24,419	17,770
Audit and legal fees	43,302	65,591	45,900	52,200
Printing and postage fees	3,354	17,602	4,681	2,801
Custodian fees	35,470	151,219	42,881	137,254
Trustees’ fees	2,127	12,159	3,174	1,872
Registration and filing fees	4,274	37,849	14,031	5,243
Miscellaneous	3,297	23,686	10,745	21,720
Total expenses	1,477,262	8,249,959	2,470,891	1,248,077
Less expense reductions (Note 3)	—	(158,836)	—	—
Net expenses	1,477,262	8,091,123	2,470,891	1,248,077
Net investment income (loss)	1,435,072	5,538,646	428,220	6,393,486

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments (Note 5)	5,826,940	(3,928,748)	(17,467,941)	(1,818,731)
Foreign currency transactions	—	112,639	36,980	—
Change in net unrealized appreciation (depreciation) of
Investments	16,725,292	70,967,538	8,657,835	869,346
Translation of assets and liabilities in foreign currencies	—	3,481	12	—
Net realized and unrealized gain (loss)	22,552,232	67,154,910	(8,773,114)	(949,385)

Increase (decrease) in net assets from operations	$23,987,304	$72,693,556	($8,344,894)	$5,444,101

a Period from 10-15-05 (commencement of operations) to 8-31-06.

The accompanying notes are an integral part of the financial statements. 95

John Hancock Funds II

Statements of Operations — for the period ended August 31, 2006

		Emerging	Emerging Small
Investment income	Core Equity[a]	Growth[a]	Company[a]	Equity-Income[a]

Dividends	$3,356,972	$386,874	$233,358	$15,596,385
Interest	248,262	476,927	37,029	1,436,031
Securities lending	—	204,166	—	44,266
Less foreign taxes withheld	—	—	(284)	(97,551)
Total investment income	3,605,234	1,067,967	270,103	16,979,131

Expenses

Investment management fees (Note 3)	3,425,926	1,183,968	492,869	5,312,140
Class 1 distribution and service fees (Note 3)	3,825	55,258	24,196	74,395
Fund administration fees (Note 3)	45,375	41,450	33,603	72,128
Audit and legal fees	50,482	56,223	40,705	58,573
Printing and postage fees	7,774	44,665	1,606	13,746
Custodian fees	66,660	29,182	33,968	103,359
Trustees’ fees (Note 3)	5,326	2,361	778	9,161
Registration and filing fees	16,620	1,959	688	14,517
Miscellaneous	8,912	14,937	1,336	17,745
Total expenses	3,630,900	1,430,003	629,749	5,675,764
Less expense reductions (Note 3)	—	—	(82,214)	(108,998)
Net expenses	3,630,900	1,430,003	547,535	5,566,766
Net investment income (loss)	(25,666)	(362,036)	(277,432)	11,412,365

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments (Note 5)	3,465,352	32,077,945	5,329,331	31,298,726
Futures contracts	—	(642,616)	—	—
Foreign currency transactions	6,994	—	—	2,088
Change in net unrealized appreciation (depreciation) of
Investments	6,670,383	(15,348,460)	(3,974,924)	56,205,455
Translation of assets and liabilities in foreign currencies	296	—	—	—
Net realized and unrealized gain (loss)	10,143,025	16,086,869	1,354,407	87,506,269

Increase (decrease) in net assets from operations	$10,117,359	$15,724,833	$1,076,975	$98,918,634

a Period from 10-15-05 (commencement of operations) to 8-31-06.

The accompanying notes are an integral part of the financial statements. 96

John Hancock Funds II

Statements of Operations — for the period ended August 31, 2006

Investment income	Fundamental Value[a]	Global Bond[a]	Global Real Estate[b]	High Income[b]

Dividends	$8,463,367	—	$3,319,177	$427,568
Interest	1,884,463	$19,923,339	123,347	6,629,800
Securities lending	18,469	2,534	17,432	68,316
Less foreign taxes withheld	(62,142)	(45,201)	(323,940)	(60,706)
Total investment income	10,304,157	19,880,672	3,136,016	7,064,978

Expenses

Investment management fees (Note 3)	4,358,268	3,204,729	1,054,022	630,943
Class 1 distribution and service fees (Note 3)	25,295	17,044	—	—
Fund administration fees (Note 3)	50,116	43,907	13,254	11,080
Audit and legal fees	54,115	68,598	29,349	38,270
Printing and postage fees	10,229	8,642	1,988	1,650
Custodian fees	104,635	240,278	126,904	27,673
Trustees’ fees (Note 3)	6,915	5,745	856	719
Registration and filing fees	19,571	15,432	12,520	10,207
Miscellaneous	10,736	42,231	3,998	3,895
Total expenses	4,639,880	3,646,606	1,242,891	724,437

Net investment income (loss)	5,664,277	16,234,066	1,893,125	6,340,541

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	4,881,179	(2,207,560)	(8,966,008)	(552,367)
Futures contracts	—	(6,435,817)	—	—
Options written	—	996,504	—	—
Interest rate swap contracts	—	1,328,766	—	—
Foreign currency transactions	(63,448)	(152,556)	3,435,312	(1,620)
Change in net unrealized appreciation (depreciation) of
Investments	45,750,775	5,058,984	15,747,234	(5,837,501)
Futures contracts	—	3,616,049	—	—
Options written	—	(532,827)	—	41,554
Interest rate swap contracts	—	(58,762)	—	—
Translation of assets and liabilities in foreign currencies	293	(597,185)	(621,150)	(184,101)
Net realized and unrealized gain (loss)	50,568,799	1,015,596	9,595,388	(6,534,035)

Increase (decrease) in net assets from operations	$56,233,076	$17,249,662	$11,488,513	($193,494)

a Period from 10-15-05 (commencement of operations) to 8-31-06.
b Period from 4-28-06 (commencement of operations) to 8-31-06.

The accompanying notes are an integral part of the financial statements. 97

John Hancock Funds II

Statements of Operations — for the period ended August 31, 2006

		International	International	International
Investment income	High Yield[a]	Equity Index[b]	Opportunities[a]	Small Cap[a]

Dividends	$126,778	$6,352,470	$6,675,683	$10,363,425
Interest	88,328,640	294,063	503,829	840,943
Securities lending	778,067	158,328	202,615	199,324
Less foreign taxes withheld	(60,152)	(473,961)	(583,263)	(1,168,386)
Total investment income	89,173,333	6,330,900	6,798,864	10,235,306

Expenses

Investment management fees (Note 3)	7,302,813	1,006,407	3,501,613	3,650,938
Class 1 distribution and service fees (Note 3)	17,540	—	1,474	15,239
Fund administration fees (Note 3)	106,194	15,960	34,520	39,001
Audit and legal fees	80,425	41,867	49,963	51,894
Printing and postage fees	20,303	2,691	6,303	7,578
Custodian fees	301,217	13,515	356,092	684,294
Trustees’ fees (Note 3)	14,709	2,089	4,407	5,467
Registration and filing fees	34,740	9,369	15,114	8,805
Miscellaneous	24,144	3,075	8,047	38,702
Total expenses	7,902,085	1,094,973	3,977,533	4,501,918

Net investment income (loss)	81,271,248	5,235,927	2,821,331	5,733,388

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments (Note 5)	9,379,053	2,145,902	18,650,706	51,813,331
Futures contracts	—	460,074	—	—
Foreign currency transactions	(40,075)	(274,000)	(229,471)	4,172
Change in net unrealized appreciation (depreciation) of
Investments	(7,835,316)	29,141,546	67,543,296	28,777,726[c]
Futures contracts	—	608,774	—	—
Translation of assets and liabilities in foreign currencies	41,284	86,605	2,055	(114,442)
Net realized and unrealized gain (loss)	1,544,946	32,168,901	85,966,586	80,480,787

Increase (decrease) in net assets from operations	$82,816,194	$37,404,828	$88,787,917	$86,214,175

a Period from 10-15-05 (commencement of operations) to 8-31-06.
b Period from 10-29-05 (commencement of operations) to 8-31-06.
c Net of $242,277 in deferred foreign withholding taxes for International Small Cap.

The accompanying notes are an integral part of the financial statements. 98

John Hancock Funds II

Statements of Operations — for the period ended August 31, 2006

	International	International	International	Investment
Investment income	Small Company[a]	Stock[d]	Value[d]	Quality Bond[d]

Dividends	$1,747,584	$27,244,272	$34,053,340	—
Interest	77,125	1,260,117	1,175,015	5,353,505
Securities lending	37,146	710,004	660,210	4,245
Less foreign taxes withheld	(72,224)	(2,099,182)	(2,256,320)	(1,750)
Total investment income	1,789,631	27,115,211	33,632,245	5,356,000

Expenses

Investment management fees (Note 3)	691,238	7,178,612	6,610,387	606,718
Class 1 distribution and service fees (Note 3)	—	15,716	51,118	14,495
Fund administration fees (Note 3)	9,592	72,282	79,742	10,766
Audit and legal fees	29,817	61,570	63,197	51,008
Printing and postage fees	1,244	13,368	15,385	2,192
Custodian fees	70,411	913,267	936,296	119,870
Trustees’ fees (Note 3)	550	9,595	10,508	1,367
Registration and filing fees	8,388	29,650	21,159	5,490
Miscellaneous	3,392	17,580	19,929	2,965
Total expenses	814,632	8,311,640	7,807,721	814,871
Less expense reductions (Note 3)	—	—	(136,471)	—
Net expenses	814,632	8,311,640	7,671,250	814,871
Net investment income (loss)	974,999	18,803,571	25,960,995	4,541,129

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	(7,585,481)[b]	157,552,267[e]	49,679,104	(247,736)
Futures contracts	—	3,407,262	—	(41,598)
Foreign currency transactions	(199,688)	1,191,895	907,753	—
Change in net unrealized appreciation (depreciation) of
Investments	(6,755,293)[c]	13,557,516	105,427,446	(811,753)
Futures contracts	—	126,403	—	(50,898)
Translation of assets and liabilities in foreign currencies	1,374	(18,278)	37,456	—
Net realized and unrealized gain (loss)	(14,539,088)	175,817,065	156,051,759	(1,151,985)

Increase (decrease) in net assets from operations	($13,564,089)	$194,620,636	$182,012,754	$3,389,144

a Period from 4-28-06 (commencement of operations) to 8-31-06.
b Net of foreign taxes of $31,306 for International Small Company.
c Net of $1,892 in deferred foreign withholding taxes for International Small Company.
d Period from 10-15-05 (commencement of operations) to 8-31-06.
e Refer to Merger of International Stock Fund footnote 1.

The accompanying notes are an integral part of the financial statements. 99

John Hancock Funds II

Statements of Operations — for the period ended August 31, 2006

Investment income	Large Cap[a]	Large Cap Value[a]	Mid Cap Core[a]	Mid Cap Index[b]

Dividends	$2,466,959	$2,969,910	$3,311,697	$1,175,635
Interest	164,509	81,193	1,761,752	259,100
Securities lending	2,206	4,811	11,951	2,780
Less foreign taxes withheld	—	—	(28,729)	—
Total investment income	2,633,674	3,055,914	5,056,671	1,437,515

Expenses

Investment management fees (Note 3)	1,179,335	1,388,690	2,330,858	407,633
Class 1 distribution and service fees (Note 3)	618	9,860	3,797	—
Fund administration fees (Note 3)	13,699	17,045	27,652	6,413
Audit and legal fees	42,435	42,565	46,231	38,989
Printing and postage fees	2,393	2,645	4,578	1,054
Custodian fees	21,737	22,020	66,477	10,148
Trustees’ fees (Note 3)	1,710	1,733	3,446	770
Registration and filing fees	5,305	10,417	8,823	5,506
Miscellaneous	3,045	4,210	6,017	2,191
Total expenses	1,270,277	1,499,185	2,497,879	472,704
Less expense reductions (Note 3)	—	—	—	(1,219)
Net expenses	1,270,277	1,499,185	2,497,879	471,485
Net investment income (loss)	1,363,397	1,556,729	2,558,792	966,030

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	2,932,504	(1,478,897)	11,819,064	806,547
Futures contracts	181,577	—	—	(716,035)
Foreign currency transactions	—	—	185,522	—
Change in net unrealized appreciation (depreciation) of
Investments	9,634,421	17,901,225	13,277,807	(2,101,231)
Futures contracts	—	—	—	232,383
Translation of assets and liabilities in foreign currencies	—	—	(586)	—
Net realized and unrealized gain (loss)	12,748,502	16,422,328	25,281,807	(1,778,336)

Increase (decrease) in net assets from operations	$14,111,899	$17,979,057	$27,840,599	($812,306)

a Period from 10-15-05 (commencement of operations) to 8-31-06.
b Period from 10-29-05 (commencement of operations) to 8-31-06.

The accompanying notes are an integral part of the financial statements. 100

John Hancock Funds II

Statements of Operations — for the period ended August 31, 2006

	Mid Cap	Mid Cap	Mid Cap	Natural
Investment income	Stock[a]	Value[a]	Value Equity[b]	Resources[a]

Dividends	$928,914	$2,233,833	$514,772	$11,835,732
Interest	536,027	300,008	49,758	1,188,447
Securities lending	80,684	10,130	3,863	456,566
Less foreign taxes withheld	(18,988)	(3,393)	(1,907)	(407,464)
Total investment income	1,526,637	2,540,578	566,486	13,073,281

Expenses

Investment management fees (Note 3)	1,961,977	1,341,196	267,535	5,990,651
Class 1 distribution and service fees (Note 3)	44,627	38,297	—	27,442
Fund administration fees (Note 3)	24,039	16,600	3,693	53,977
Audit and legal fees	45,319	43,771	27,128	55,065
Printing and postage fees	4,758	3,800	549	10,674
Custodian fees	71,702	37,938	16,084	234,927
Trustees’ fees (Note 3)	3,035	2,422	240	7,417
Registration and filing fees	6,097	1,797	3,667	17,435
Miscellaneous	5,482	3,820	761	13,698
Total expenses	2,167,036	1,489,641	319,657	6,411,286

Net investment income (loss)	(640,399)	1,050,937	246,829	6,661,995

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments (Note 5)	15,207,277	5,252,528	(888,295)	28,671,223
Futures contracts	—	—	—	4,274,761
Foreign currency transactions	(18,742)	—	15	76,604
Change in net unrealized appreciation (depreciation) of
Investments	16,417,475	8,839,164	(2,465,018)	114,038,962
Translation of assets and liabilities in foreign currencies	168	—	47	(4,006)
Net realized and unrealized gain (loss)	31,606,178	14,091,692	(3,353,251)	147,057,544

Increase (decrease) in net assets from operations	$30,965,779	$15,142,629	($3,106,422)	$153,719,539

a Period from 10-15-05 (commencement of operations) to 8-31-06.
b Period from 4-28-06 (commencement of operations) to 8-31-06.

The accompanying notes are an integral part of the financial statements. 101

John Hancock Funds II

Statements of Operations — for the period ended August 31, 2006

	Quantitative	Quantitative	Quantitative	Real Estate
Investment income	All Cap[a]	Mid Cap[b]	Value[b]	Equity[c]

Dividends	9,729	$1,350,721	$7,669,457	$2,738,339
Interest	3,536	171,349	194,843	130,659
Securities lending	—	18,066	50,556	2,714
Less foreign taxes withheld	(10)	(767)	(2,832)	(3,930)
Total investment income	13,255	1,539,369	7,912,024	2,867,782

Expenses

Investment management fees (Note 3)	3,295	1,165,041	2,222,866	755,255
Class A distribution and service fees (Note 3)	348	—	—	—
Class B distribution and service fees (Note 3)	1,162	—	—	—
Class C distribution and service fees (Note 3)	1,162	—	—	—
Class 1 distribution and service fees (Note 3)	—	60,479	39,356	—
Fund administration fees (Note 3)	54	15,065	28,833	10,478
Audit and legal fees	22,465	43,409	47,706	28,706
Printing and postage fees	31	3,675	6,875	1,571
Custodian fees	1,013	21,300	48,166	12,212
Trustees’ fees (Note 3)	1	2,200	4,101	677
Registration and filing fees	176	3,268	8,471	9,309
Miscellaneous	24	4,763	12,522	4,908
Total expenses	29,731	1,319,200	2,418,896	823,116
Less expense reductions (Note 3)	(23,320)	—	—	(16,911)
Net expenses	6,411	1,319,200	2,418,896	806,205
Net investment income	6,844	220,169	5,493,128	2,061,577

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	6,261	(2,725,612)	20,841,210	1,344,206
Change in net unrealized appreciation of
Investments	41,732	9,969,387	29,110,362	22,030,725
Net realized and unrealized gain	47,993	7,243,775	49,951,572	23,374,931

Increase in net assets from operations	$54,837	$7,463,944	$55,444,700	$25,436,508

a Period from 7-28-06 (commencement of operations) to 8-31-06.
b Period from 10-15-05 (commencement of operations) to 8-31-06
c Period from 4-28-06 (commencement of operations) to 8-31-06.

The accompanying notes are an integral part of the financial statements. 102

John Hancock Funds II

Statements of Operations — for the period ended August 31, 2006

Investment income	Real Estate Securities[a]	Real Return Bond[a]	Small Cap[a]	Small Cap Index[b]

Dividends	$14,621,746	—	$621,417	$790,818
Interest	228,107	$29,340,391	178,399	225,363
Securities lending	12,260	13,990	338,319	16,423
Less foreign taxes withheld	(3,481)	—	—	(341)
Total investment income	14,858,632	29,354,381	1,138,135	1,032,263

Expenses

Investment management fees (Note 3)	2,822,723	3,735,458	1,508,791	337,795
Class 1 distribution and service fees (Note 3)	63,532	6,833	199	—
Fund administration fees (Note 3)	38,102	46,528	17,824	6,532
Audit and legal fees	52,320	70,153	44,122	38,847
Printing and postage fees	10,075	9,039	3,143	963
Custodian fees	49,089	104,129	25,735	10,145
Trustees’ fees (Note 3)	6,220	6,371	2,173	740
Registration and filing fees	26,147	24,813	6,314	4,364
Miscellaneous	18,608	25,054	3,895	1,570
Total expenses	3,086,816	4,028,378	1,612,196	400,956
Less expense reductions (Note 3)	—	—	—	(10,729)
Net expenses	3,086,816	4,028,378	1,612,196	390,227
Net investment income (loss)	11,771,816	25,326,003	(474,061)	642,036

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	76,579,811	(4,987,783)	(1,290,852)	3,299,512
Futures contracts	—	2,251,463	—	62,562
Options written	—	503,409	—	—
Interest rate swap contracts	—	(2,585,201)	—	—
Foreign currency transactions	—	(1,516,472)	—	—
Change in net unrealized appreciation (depreciation) of
Investments	32,841,754	(462,703)	8,031,744	1,016,288
Futures contracts	—	(698,331)	—	199,152
Options written	—	(49,806)	—	—
Interest rate swap contracts	—	1,808,198	—	—
Translation of assets and liabilities in foreign currencies	—	(670,507)	—	—
Net realized and unrealized gain (loss)	109,421,565	(6,407,733)	6,740,892	4,577,514

Increase (decrease) in net assets from operations	$121,193,381	$18,918,270	$6,266,831	$5,219,550

a Period from 10-15-05 (commencement of operations) to 8-31-06.
b Period from 10-29-05 (commencement of operations) to 8-31-06.

The accompanying notes are an integral part of the financial statements. 103

John Hancock Funds II

Statements of Operations — for the period ended August 31, 2006

	Small Cap	Small	Small Company	Small Company
Investment income	Opportunities[a]	Company[a]	Growth[b]	Value[a]

Dividends	$3,976,479	$655,539	$104,403	$4,169,110
Interest	273,516	23,887	72,406	498,122
Securities lending	105,912	19,661	—	80,852
Less foreign taxes withheld	(6,487)	(215)	(49)	—
Total investment income	4,349,420	698,872	176,760	4,748,084

Expenses

Investment management fees (Note 3)	2,050,099	740,735	538,487	3,103,883
Class 1 distribution and service fees (Note 3)	12,006	2,597	—	62,990
Fund administration fees (Note 3)	20,850	7,866	5,665	29,050
Audit and legal fees	44,596	40,506	39,150	47,328
Printing and postage fees	3,979	1,210	842	6,221
Custodian fees	31,966	124,366	27,149	40,643
Trustees’ fees (Note 3)	2,720	857	679	3,950
Registration and filing fees	17,776	2,828	2,256	11,948
Miscellaneous	4,581	1,780	1,617	8,460
Total expenses	2,188,573	922,745	615,845	3,314,473
Less expense reductions (Note 3)	—	—	—	(80,667)
Net expenses	2,188,573	922,745	615,845	3,233,806
Net investment income (loss)	2,160,847	(223,873)	(439,085)	1,514,278

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	6,633,553	(349,401)	1,671,495	2,995,867
Foreign currency transactions	(156)	—	(3)	—
Change in net unrealized appreciation (depreciation) of
Investments	15,182,294	1,321,814	4,880,900	32,157,056
Net realized and unrealized gain (loss)	21,815,691	972,413	6,552,392	35,152,923

Increase (decrease) in net assets from operations	$23,976,538	$748,540	$6,113,307	$36,667,201

a Period from 10-15-05 (commencement of operations) to 8-31-06.
b Period from 10-29-05 (commencement of operations) to 8-31-06.

The accompanying notes are an integral part of the financial statements. 104

John Hancock Funds II

Statements of Operations — for the period ended August 31, 2006

Investment income	Special Value[a]	Spectrum Income[b]	Strategic Bond[a]	Strategic Income[c]

Dividends	$1,048,002	$2,644,133	$2,671	$15,991
Interest	314,193	25,140,578	19,940,540	4,645,244
Securities lending	56,650	42,961	99,253	14,209
Less foreign taxes withheld	—	(35,012)	(1,023)	(36,627)
Total investment income	1,418,845	27,792,660	20,041,441	4,638,817

Expenses

Investment management fees (Note 3)	925,399	4,104,485	2,413,625	642,275
Class 1 distribution and service fees (Note 3)	1,342	—	17,194	—
Fund administration fees (Note 3)	8,882	50,517	36,765	10,827
Audit and legal fees	41,053	62,116	59,657	38,212
Printing and postage fees	1,473	8,510	8,161	1,613
Custodian fees	23,416	870,671	180,376	64,923
Trustees’ fees (Note 3)	1,092	6,796	5,420	702
Registration and filing fees	3,918	28,134	6,325	9,840
Miscellaneous	1,649	14,181	17,001	21,673
Total expenses	1,008,224	5,145,410	2,744,524	790,065
Less expense reductions (Note 3)	—	(74,483)	—	—
Net expenses	1,008,224	5,070,927	2,744,524	790,065
Net investment income (loss)	410,621	22,721,733	17,296,917	3,848,752

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	910,254	(7,800)	(4,573,911)	(460,785)
Futures contracts	—	60,265	(585,829)	—
Options written	—	—	278,216	—
Foreign currency transactions	—	584,992	(5,869)	1,370,260
Change in net unrealized appreciation (depreciation) of
Investments	7,424,159	11,804,112	3,856,120	861,836
Futures contracts	—	(18,082)	(1,264,739)	—
Options written	—	—	(13,982)	—
Translation of assets and liabilities in foreign currencies	—	(134,913)	(6)	(1,974,159)
Net realized and unrealized gain (loss)	8,334,413	12,288,574	(2,310,000)	(202,848)

Increase (decrease) in net assets from operations	$8,745,034	$35,010,307	$14,986,917	$3,645,904

a Period from 10-15-05 (commencement of operations) to 8-31-06.
b Period from 10-29-05 (commencement of operations) to 8-31-06.
c Period from 4-28-06 (commencement of operations) to 8-31-06.

The accompanying notes are an integral part of the financial statements. 105

John Hancock Funds II

Statements of Operations — for the period ended August 31, 2006

			U.S. Global	U.S. Government
Investment income	Strategic Value[a]	Total Return[a]	Leaders Growth[a]	Securities[a]

Dividends	$2,190,396	—	$4,194,238	—
Interest	120,331	$41,945,745	220,338	$7,423,824
Securities lending	3,142	311	5,160	—
Less foreign taxes withheld	—	—	(14,064)	—
Total investment income	2,313,869	41,946,056	4,405,672	7,423,824

Expenses

Investment management fees (Note 3)	973,699	6,231,441	2,448,474	1,032,998
Class 1 distribution and service fees (Note 3)	5,768	49,340	10,226	19,925
Fund administration fees (Note 3)	10,975	78,340	35,135	15,580
Audit and legal fees	41,728	80,155	47,934	53,107
Printing and postage fees	2,040	15,628	5,911	3,917
Custodian fees	23,341	295,682	33,136	88,713
Trustees’ fees (Note 3)	1,408	10,879	4,031	2,348
Registration and filing fees	3,997	33,609	14,619	5,504
Miscellaneous	2,220	67,545	6,990	13,267
Total expenses	1,065,176	6,862,619	2,606,456	1,235,359

Net investment income (loss)	1,248,693	35,083,437	1,799,216	6,188,465

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	2,312,021	(26,541)	(5,771,575)	(1,112,306)
Futures contracts	—	(1,372,617)	—	111,400
Options written	—	985,044	—	—
Interest rate swap contracts	—	285,222	—	—
Foreign currency transactions	—	1,419,640	—	—
Change in net unrealized appreciation (depreciation) of
Investments	4,274,310	5,643,277	(14,622,516)	640,465
Futures contracts	—	(1,580,431)	—	(11,086)
Options written	—	(2,179,782)	—	—
Interest rate swap contracts	—	102,020	—	—
Translation of assets and liabilities in foreign currencies	—	(1,516,096)	—	—
Net realized and unrealized gain (loss)	6,586,331	1,759,736	(20,394,091)	(371,527)

Increase (decrease) in net assets from operations	$7,835,024	$36,843,173	($18,594,875)	$5,816,938

a Period from 10-15-05 (commencement of operations) to 8-31-06.

The accompanying notes are an integral part of the financial statements. 106

John Hancock Funds II

Statements of Operations — for the period ended August 31, 2006

	U.S. High	U.S. Multi	Value &
Investment income	Yield Bond[a]	Sector[b]	Restructuring[b]	Vista[b]

Dividends	—	$15,001,116	$3,807,276	$708,929
Interest	$13,764,385	1,459,617	167,296	77,663
Securities lending	46,404	40,452	36,421	21,795
Less foreign taxes withheld	(11,278)		(34,605)	(3,478)
Total investment income	13,799,511	16,501,185	3,976,388	804,909

Expenses

Investment management fees (Note 3)	1,287,281	6,923,232	1,514,336	821,661
Class 1 distribution and service fees (Note 3)	349		—	—
Fund administration fees (Note 3)	14,022	83,451	19,535	11,299
Audit and legal fees	52,261	65,147	42,058	40,174
Printing and postage fees	2,824	14,118	2,510	1,416
Custodian fees	61,836	240,474	31,845	57,504
Trustees’ fees (Note 3)	1,825	11,333	1,933	1,138
Registration and filing fees	8,155	41,693	14,344	3,866
Miscellaneous	7,733	19,541	3,130	3,030
Total expenses	1,436,286	7,398,989	1,629,691	940,088

Net investment income (loss)	12,363,225	9,102,196	2,346,697	(135,179)

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	(96,841)	3,873,645	958,144	(3,989,289)
Futures contracts	—	485,293	—	—
Options written	—	—	144,796	—
Foreign currency transactions	—	(16,742)	17,551	(154,069)
Change in net unrealized appreciation (depreciation) of
Investments	(747,561)	25,131,284	9,209,444	10,752,087
Futures contracts	—	993,904	—	—
Translation of assets and liabilities in foreign currencies	—	—	349	(642)
Net realized and unrealized gain (loss)	(844,402)	30,467,384	10,330,284	6,608,087

Increase (decrease) in net assets from operations	$11,518,823	$39,569,580	$12,676,981	$6,472,908

a Period from 10-15-05 (commencement of operations) to 8-31-06.
b Period from 10-29-05 (commencement of operations) to 8-31-06.

The accompanying notes are an integral part of the financial statements. 107

John Hancock Funds II

Statements of Changes in Net Assets

	Absolute Return	Active Bond	All Cap Core
	Period ended	Period ended	Period ended
Increase (decrease) in net assets	8-31-06[a]	8-31-06[b]	8-31-06[c]

From operations
Net investment income (loss)	$45,240	$14,322,840	$1,296,069
Net realized gain (loss)	—	(3,175,474)	(8,220,127)
Change in net unrealized appreciation (depreciation)	160,534	670,385	5,270,609
Increase (decrease) in net assets resulting from operations	205,774	11,817,751	(1,653,449)
Distributions to shareholders
From net investment income
Class A	—	—	—
Class B	—	—	—
Class C	—	—	—
Class 1	—	(954,551)	—
Class NAV	—	(10,220,932)	—
	—	(11,175,483)	—
From Fund share transactions	5,000,000	435,912,775	285,676,890

Net assets

Beginning of period	—	—	—
End of period	$5,205,774	$436,555,043	$284,023,441
Undistributed net investment income (loss)	$50,675	$3,593,004	$1,289,516

	All Cap Growth	All Cap Value	Blue Chip Growth
	Period ended	Period ended	Period ended
Increase (decrease) in net assets	8-31-06 [d]	8-31-06 [d]	8-31-06 [d]

From operations
Net investment income (loss)	$152,559	$1,435,072	$5,538,646
Net realized gain (loss)	(3,003,909)	5,826,940	(3,816,109)
Change in net unrealized appreciation (depreciation)	9,501,316	16,725,292	70,971,019
Increase (decrease) in net assets resulting from operations	6,649,966	23,987,304	72,693,556
Distributions to shareholders
From net investment income
Class 1	(15,666)	(29,388)	(96,099)
Class NAV	(49,558)	(268,692)	(798,874)
	(65,224)	(298,080)	(894,973)
From Fund share transactions	148,386,145	192,472,577	1,201,052,205

Net assets

Beginning of period	—	—	—
End of period	$154,970,887	$216,161,801	$1,272,850,788
Undistributed net investment income (loss)	$90,754	$1,139,300	$4,776,090

a Period from 6-26-06 (commencement of operations) to 8-31-06.
b Class 1 and Class NAV shares began operations on 10-15-05 and 10-27-05, respectively.
c Period from 4-28-06 (commencement of operations) to 8-31-06.
d Period from 10-15-05 (commencement of operations) to 8-31-06.

The accompanying notes are an integral part of the financial statements. 108

John Hancock Funds II

Statements of Changes in Net Assets

	Capital Appreciation	Core Bond	Core Equity
	Period ended	Period ended	Period ended
Increase (decrease) in net assets	8-31-06 [a]	8-31-06 [a]	8-31-06 [a]

From operations
Net investment income (loss)	$428,220	$6,393,486	($25,666)
Net realized gain (loss)	(17,430,961)	(1,818,731)	3,472,346
Change in net unrealized appreciation (depreciation)	8,657,847	869,346	6,670,679
Increase (decrease) in net assets resulting from operations	(8,344,894)	5,444,101	10,117,359
Distributions to shareholders
From net investment income
Class 1	—	(16,947)	—
Class NAV	—	(4,956,804)	—
	—	(4,973,751)	—
From Fund share transactions	468,589,763	197,919,446	586,022,092

Net assets

Beginning of period	—	—	—
End of period	$460,244,869	$198,389,796	$596,139,451
Undistributed net investment income (loss)	$467,182	$1,657,673	$97

	Emerging Growth	Emerging Small Company	Equity-Income
	Period ended	Period ended	Period ended
Increase (decrease) in net assets	8-31-06 [a]	8-31-06 [a]	8-31-06 [a]

From operations
Net investment income (loss)	($362,036)	($277,432)	$11,412,365
Net realized gain (loss)	31,435,329	5,329,331	31,300,814
Change in net unrealized appreciation (depreciation)	(15,348,460)	(3,974,924)	56,205,455
Increase (decrease) in net assets resulting from operations	15,724,833	1,076,975	98,918,634
Distributions to shareholders
From net investment income
Class 1	—	—	(612,671)
Class NAV	—	—	(2,371,194)
	—	—	(2,983,865)
From Fund share transactions	155,929,854	50,741,810	622,862,224

Net assets

Beginning of period	—	—	—
End of period	$171,654,687	$51,818,785	$718,796,993
Undistributed net investment income (loss)	—	—	$8,435,232

a Period from 10-15-05 (commencement of operations) to 8-31-06.

The accompanying notes are an integral part of the financial statements. 109

John Hancock Funds II

Statements of Changes in Net Assets

	Fundamental Value	Global Bond	Global Real Estate
	Period ended	Period ended	Period ended
Increase (decrease) in net assets	8-31-06 [a]	8-31-06 [a]	8-31-06 [b]

From operations
Net investment income (loss)	$5,664,277	$16,234,066	$1,893,125
Net realized gain (loss)	4,817,731	(6,470,663)	(5,530,696)
Change in net unrealized appreciation (depreciation)	45,751,068	7,486,259	15,126,084
Increase (decrease) in net assets resulting from operations	56,233,076	17,249,662	11,488,513
Distributions to shareholders
From net investment income
Class 1	(109,544)	(227,540)	—
Class NAV	(1,226,769)	(2,800,652)	—
	(1,336,313)	(3,028,192)	—
From Fund share transactions	706,526,990	580,776,467	343,735,965

Net assets

Beginning of period	—	—	—
End of period	$761,423,753	$594,997,937	$355,224,478
Undistributed net investment income (loss)	$4,271,133	$9,492,882	$5,016,543

	High Income	High Yield	International Equity Index
	Period ended	Period ended	Period ended
Increase (decrease) in net assets	8-31-06 [b]	8-31-06 [a]	8-31-06 [c]

From operations
Net investment income (loss)	$6,340,541	$81,271,248	$5,235,927
Net realized gain (loss)	(553,987)	9,338,978	2,331,976
Change in net unrealized appreciation (depreciation)	(5,980,048)	(7,794,032)	29,836,925
Increase (decrease) in net assets resulting from operations	(193,494)	82,816,194	37,404,828
Distributions to shareholders
From net investment income
Class 1	—	(2,373,236)	—
Class NAV	(3,127,218)	(67,041,478)	(2,080,681)
	(3,127,218)	(69,414,714)	(2,080,681)
From Fund share transactions	292,379,947	1,174,694,020	272,434,870

Net assets

Beginning of period	—	—	—
End of period	$289,059,235	$1,188,095,500	$307,759,017
Undistributed net investment income (loss)	$3,490,060	$15,619,891	$2,881,246

a Period from 10-15-05 (commencement of operations) to 8-31-06.
b Period from 4-28-06 (commencement of operations) to 8-31-06.
c Period from 10-29-05 (commencement of operations) to 8-31-06.

The accompanying notes are an integral part of the financial statements. 110

John Hancock Funds II

Statements of Changes in Net Assets

	International Opportunities	International Small Cap	International Small Company
	Period ended	Period ended	Period ended
Increase (decrease) in net assets	8-31-06 [a]	8-31-06 [a]	8-31-06 [b]

From operations
Net investment income (loss)	$2,821,331	$5,733,388	$974,999
Net realized gain (loss)	18,421,235	51,817,503	(7,785,169)
Change in net unrealized appreciation (depreciation)	67,545,351	28,663,284	(6,753,919)
Increase (decrease) in net assets resulting from operations	88,787,917	86,214,175	(13,564,089)
Distributions to shareholders
From net investment income
Class 1	(42,136)	(59,757)	—
Class NAV	(18,582,164)	(1,022,670)	—
	(18,624,300)	(1,082,427)	—
From Fund share transactions	490,997,093	310,733,342	234,475,079

Net assets

Beginning of period	—	—	—
End of period	$561,160,710	$395,865,090	$220,910,990
Undistributed net investment income (loss)	$19,725	$4,659,236	$845,678

	International Stock	International Value	Investment Quality Bond
	Period ended	Period ended	Period ended
Increase (decrease) in net assets	8-31-06 [a]	8-31-06 [a]	8-31-06 [a]

From operations
Net investment income (loss)	$18,803,571	$25,960,995	$4,541,129
Net realized gain (loss)	162,151,424	50,586,857	(289,334)
Change in net unrealized appreciation (depreciation)	13,665,641	105,464,902	(862,651)
Increase (decrease) in net assets resulting from operations	194,620,636	182,012,754	3,389,144
Distributions to shareholders
From net investment income
Class 1	(619,551)	(353,039)	(1,074,307)
Class NAV [c]	(19,349,670)	(2,875,449)	(2,811,572)
From net realized gain
Class 1	(2,530,723)	—	—
Class NAV [c]	(32,850,704)	—	—
	(55,350,648)	(3,228,488)	(3,885,879)
From Fund share transactions	(59,950,147)	791,306,845	128,744,170

Net assets

Beginning of period	—	—	—
End of period	$79,319,841	$970,091,111	$128,247,435
Undistributed net investment income (loss)	$2,666,496	$23,653,961	$1,197,991

a Period from 10-15-05 (commencement of operations) to 8-31-06.
b Period from 4-28-06 (commencement of operations) to 8-31-06.
c Class NAV shares of International Stock were terminated on 8-29-06.

The accompanying notes are an integral part of the financial statements. 111

John Hancock Funds II

Statements of Changes in Net Assets

	Large Cap	Large Cap Value	Mid Cap Core
	Period ended	Period ended	Period ended
Increase (decrease) in net assets	8-31-06 [a]	8-31-06 [a]	8-31-06 [a]

From operations
Net investment income (loss)	$1,363,397	$1,556,729	$2,558,792
Net realized gain (loss)	3,114,081	(1,478,897)	12,004,586
Change in net unrealized appreciation (depreciation)	9,634,421	17,901,225	13,277,221
Increase (decrease) in net assets resulting from operations	14,111,899	17,979,057	27,840,599
Distributions to shareholders
From net investment income
Class 1	(1,427)	(24,236)	(8,276)
Class NAV	(212,012)	(293,006)	(374,238)
	(213,439)	(317,242)	(382,514)
From Fund share transactions	179,904,602	321,851,954	278,213,010

Net assets

Beginning of period	—	—	—
End of period	$193,803,062	$339,513,769	$305,671,095
Undistributed net investment income (loss)	$1,150,049	$1,242,158	$2,362,915

	Mid Cap Index	Mid Cap Stock	Mid Cap Value
	Period ended	Period ended	Period ended
Increase (decrease) in net assets	8-31-06 [b]	8-31-06 [a]	8-31-06 [a]

From operations
Net investment income (loss)	$966,030	($640,399)	$1,050,937
Net realized gain (loss)	90,512	15,188,535	5,252,528
Change in net unrealized appreciation (depreciation)	(1,868,848)	16,417,643	8,839,164
Increase (decrease) in net assets resulting from operations	(812,306)	30,965,779	15,142,629
Distributions to shareholders
From net investment income
Class 1	—	—	(129,841)
Class NAV	(98,937)	(8,555)	(193,677)
From net realized gain
Class 1	—	(110,835)	(26,180)
Class NAV	—	(186,450)	(37,303)
	(98,937)	(305,840)	(387,001)
From Fund share transactions	173,066,736	270,209,839	128,429,015

Net assets

Beginning of period	—	—	—
End of period	$172,155,493	$300,869,778	$143,184,643
Undistributed net investment income (loss)	$825,119	—	$737,063

a Period from 10-15-05 (commencement of operations) to 8-31-06.
b Period from 10-29-05 (commencement of operations) to 8-31-06.

The accompanying notes are an integral part of the financial statements. 112

John Hancock Funds II

Statements of Changes in Net Assets

	Mid Cap Value Equity	Natural Resources	Quantitative All Cap
	Period ended	Period ended	Period ended
Increase (decrease) in net assets	8-31-06 [a]	8-31-06 [b]	8-31-06 [c]

From operations
Net investment income (loss)	$246,829	$6,661,995	$6,844
Net realized gain (loss)	(888,280)	33,022,588	6,261
Change in net unrealized appreciation (depreciation)	(2,464,971)	114,034,956	41,732
Increase (decrease) in net assets resulting from operations	(3,106,422)	153,719,539	54,837
Distributions to shareholders
From net investment income
Class 1	—	(51,094)	—
Class NAV	—	(691,085)	—
	—	(742,179)	—
From Fund share transactions	101,230,202	619,966,691	5,000,000

Net assets

Beginning of period	—	—	—
End of period	$98,123,780	$772,944,051	$5,054,837
Undistributed net investment income (loss)	$230,465	$6,002,486	$9,516

	Quantitative Mid Cap	Quantitative Value	Real Estate Equity
	Period ended	Period ended	Period ended
Increase (decrease) in net assets	8-31-06 [d]	8-31-06 [b]	8-31-06 [a]

From operations
Net investment income (loss)	$220,169	$5,493,128	$2,061,577
Net realized gain (loss)	(2,725,612)	20,841,210	1,344,206
Change in net unrealized appreciation (depreciation)	9,969,387	29,110,362	22,030,725
Increase (decrease) in net assets resulting from operations	7,463,944	55,444,700	25,436,508
Distributions to shareholders
From net investment income
Class 1	(19,536)	(305,249)	—
Class NAV	(8,107)	(884,370)	—
From net realized gain
Class 1	(47,665)	(11,546)	—
Class NAV	(14,289)	(33,123)	—
	(89,597)	(1,234,288)	—
From Fund share transactions	175,809,916	403,906,768	249,457,958

Net assets

Beginning of period	—	—	—
End of period	$183,184,263	$458,117,180	$274,894,466
Undistributed net investment income (loss)	$209,085	$4,286,265	$1,515,505

a Period from 4-28-06 (commencement of operations) to 8-31-06.
b Period from 10-15-05 (commencement of operations) to 8-31-06.
c Period from 7-28-06 (commencement of operations) to 8-31-06.
d Class 1 and Class NAV shares began operations on 10-15-05 and 10-27-05, respectively.

The accompanying notes are an integral part of the financial statements. 113

John Hancock Funds II

Statements of Changes in Net Assets

	Real Estate Securities	Real Return Bond	Small Cap
	Period ended	Period ended	Period ended
Increase (decrease) in net assets	8-31-06 [a]	8-31-06 [a]	8-31-06 [a]

From operations
Net investment income (loss)	$11,771,816	$25,326,003	($474,061)
Net realized gain (loss)	76,579,811	(6,334,584)	(1,290,852)
Change in net unrealized appreciation (depreciation)	32,841,754	(73,149)	8,031,744
Increase (decrease) in net assets resulting from operations	121,193,381	18,918,270	6,266,831
Distributions to shareholders
From net investment income
Class 1	(836,666)	(463,414)	—
Class NAV [b]	(3,237,864)	(19,110,091)	—
From net realized gain
Class 1	(156,925)	(3,746)	—
Class NAV [b]	(598,547)	(140,598)	—
	(4,830,002)	(19,717,849)	—
From Fund share transactions	54,198,256	702,596,985	234,324,408

Net assets

Beginning of period	—	—	—
End of period	$170,561,635	$701,797,406	$240,591,239
Undistributed net investment income (loss)	$3,984,988	$3,339,086	—

	Small Cap Index	Small Cap Opportunities	Small Company
	Period ended	Period ended	Period ended
Increase (decrease) in net assets	8-31-06 [c]	8-31-06 [a]	8-31-06 [a]

From operations
Net investment income (loss)	$642,036	$2,160,847	($223,873)
Net realized gain (loss)	3,362,074	6,633,397	(349,401)
Change in net unrealized appreciation (depreciation)	1,215,440	15,182,294	1,321,814
Increase (decrease) in net assets resulting from operations	5,219,550	23,976,538	748,540
Distributions to shareholders
From net investment income
Class 1	—	(48,845)	—
Class NAV	(86,672)	(462,991)	—
From net realized gain
Class 1	—	(3,697)	—
Class NAV	—	(33,252)	—
	(86,672)	(548,785)	—
From Fund share transactions	119,963,560	223,703,772	92,677,026

Net assets

Beginning of period	—	—	—
End of period	$125,096,438	$247,131,525	$93,425,566
Undistributed net investment income (loss)	$536,633	$1,544,403	—

a Period from 10-15-05 (commencement of operations) to 8-31-06.
b Class NAV shares of Real Estate Securities Fund were terminated on 5-1-06.
c Period from 10-29-05 (commencement of operations) to 8-31-06.

The accompanying notes are an integral part of the financial statements. 114

John Hancock Funds II

Statements of Changes in Net Assets

	Small Company Growth	Small Company Value	Special Value
	Period ended	Period ended	Period ended
Increase (decrease) in net assets	8-31-06 [a]	8-31-06 [b]	8-31-06 [b]

From operations
Net investment income (loss)	($439,085)	$1,514,278	$410,621
Net realized gain (loss)	1,671,492	2,995,867	910,254
Change in net unrealized appreciation (depreciation)	4,880,900	32,157,056	7,424,159
Increase (decrease) in net assets resulting from operations	6,113,307	36,667,201	8,745,034
Distributions to shareholders
From net investment income
Class 1	—	(272,671)	(1,203)
Class NAV	—	(401,689)	(80,457)
	—	(674,360)	(81,660)
From Fund share transactions	67,787,488	351,922,253	118,998,419

Net assets

Beginning of period	—	—	—
End of period	$73,900,795	$387,915,094	$127,661,793
Undistributed net investment income (loss)	($2)	$846,061	$292,695

	Spectrum Income	Strategic Bond	Strategic Income
	Period ended	Period ended	Period ended
Increase (decrease) in net assets	8-31-06 [a]	8-31-06 [b]	8-31-06 [c]

From operations
Net investment income (loss)	$22,721,733	$17,296,917	$3,848,752
Net realized gain (loss)	637,457	(4,887,393)	909,475
Change in net unrealized appreciation (depreciation)	11,651,117	2,577,393	(1,112,323)
Increase (decrease) in net assets resulting from operations	35,010,307	14,986,917	3,645,904
Distributions to shareholders
From net investment income
Class 1	—	(1,747,753)	—
Class NAV	(18,140,475)	(13,039,773)	(2,008,968)
From net realized gain
Class 1	—	(10,065)	—
Class NAV	—	(114,768)	—
	(18,140,475)	(14,912,359)	(2,008,968)
From Fund share transactions	746,861,140	311,694,682	279,456,497

Net assets

Beginning of period	—	—	—
End of period	$763,730,972	$311,769,240	$281,093,433
Undistributed net investment income (loss)	$6,423,970	$3,116,177	$3,755,040

a Period from 10-29-05 (commencement of operations) to 8-31-06.
b Period from 10-15-05 (commencement of operations) to 8-31-06.
c Period from 4-28-06 (commencement of operations) to 8-31-06.

The accompanying notes are an integral part of the financial statements. 115

John Hancock Funds II

Statements of Changes in Net Assets

	Strategic Value	Total Return	U.S. Global Leaders Growth
	Period ended	Period ended	Period ended
Increase (decrease) in net assets	8-31-06 [a]	8-31-06 [a]	8-31-06 [a]

From operations
Net investment income (loss)	$1,248,693	$35,083,437	$1,799,216
Net realized gain (loss)	2,312,021	1,290,748	(5,771,575)
Change in net unrealized appreciation (depreciation)	4,274,310	468,988	(14,622,516)
Increase (decrease) in net assets resulting from operations	7,835,024	36,843,173	(18,594,875)
Distributions to shareholders
From net investment income
Class 1	(18,908)	(2,773,005)	(10,881)
Class NAV	(182,609)	(24,067,715)	(198,525)
	(201,517)	(26,840,720)	(209,406)
From Fund share transactions	144,753,994	1,149,272,239	495,818,107

Net assets

Beginning of period	—	—	—
End of period	$152,387,501	$1,159,274,692	$477,013,826
Undistributed net investment income (loss)	$1,048,812	$10,021,670	$1,593,153

	U.S. Government Securities	U.S. High Yield Bond	U.S. Multi Sector
	Period ended	Period ended	Period ended
Increase (decrease) in net assets	8-31-06 [a]	8-31-06 [a]	8-31-06 [b]

From operations
Net investment income (loss)	$6,188,465	$12,363,225	$9,102,196
Net realized gain (loss)	(1,000,906)	(96,841)	4,342,196
Change in net unrealized appreciation (depreciation)	629,379	(747,561)	26,125,188
Increase (decrease) in net assets resulting from operations	5,816,938	11,518,823	39,569,580
Distributions to shareholders
From net investment income
Class 1	(1,060,319)	(38,635)	—
Class NAV	(3,604,130)	(9,044,306)	(1,421,127)
From net realized gain
Class 1	(15,290)	—	—
Class NAV	(44,735)	—	—
	(4,724,474)	(9,082,941)	(1,421,127)
From Fund share transactions	202,472,305	287,577,645	1,188,817,440

Net assets

Beginning of period	—	—	—
End of period	$203,564,769	$290,013,527	$1,226,965,893
Undistributed net investment income (loss)	$1,806,481	$3,824,838	$7,664,576

	Value & Restructuring	Vista
	Period ended	Period ended
Increase (decrease) in net assets	8-31-06 [b]	8-31-06 [b]

From operations
Net investment income (loss)	$2,346,697	($135,179)
Net realized gain (loss)	1,120,491	(4,143,358)
Change in net unrealized appreciation (depreciation)	9,209,793	10,751,445
Increase (decrease) in net assets resulting from operations	12,676,981	6,472,908
Distributions to shareholders
From net investment income
Class NAV	(406,118)	—
	(406,118)	—
From Fund share transactions	284,223,844	116,136,795

Net assets

Beginning of period	—	—
End of period	$296,494,707	$122,609,703
Undistributed net investment income (loss)	$1,962,533	($483)

a Period from 10-15-05 (commencement of operations) to 8-31-06.
b Period from 10-29-05 (commencement of operations) to 8-31-06.

The accompanying notes are an integral part of the financial statements. 116

John Hancock Funds II

Financial Highlights (For a share outstanding throughout the period)

Absolute Return

Class A		Class B
Period ended	8-31-06[a]		8-31-06[a]

Per share operating performance

Net asset value, beginning of period	$10.00		$10.00
Net investment income (loss)[h,v]	0.10		0.08
Net realized and unrealized gain (loss) on investments	0.32		0.32
Total from investment operations	0.42		0.40
Net asset value, end of period	$10.42		$10.40
Total return[k,l] (%)	4.20[m]		4.00[m]

Ratios and supplemental data

Net assets, end of period (in millions)	$1		$1
Ratio of net expenses to average net assets[q] (%)	0.55[r]		1.25[r]
Ratio of gross expenses to average net assets[p,q] (%)	4.04[r]		4.73[r]
Ratio of net investment income (loss) to
average net assets[v] (%)	5.17[r]		4.48[r]
Portfolio turnover (%)	—[m]		—[m]

Class C		Class 1
Period ended	8-31-06[a]		8-31-06[a]

Per share operating performance

Net asset value, beginning of period	$10.00		$10.00
Net investment income (loss)[h,v]	0.08		0.10
Net realized and unrealized gain (loss) on investments	0.32		0.32
Total from investment operations	0.40		0.42
Net asset value, end of period	$10.40		$10.42
Total return[k,l] (%)	4.00[m]		4.20[m]

Ratios and supplemental data

Net assets, end of period (in millions)	$1		$1
Ratio of net expenses to average net assets[q] (%)	1.25[r]		0.30[r]
Ratio of gross expenses to average net assets[p,q] (%)	4.73[r]		3.79[r]
Ratio of net investment income (loss) to
average net assets[v] (%)	4.48[r]		5.42[r]
Portfolio turnover (%)	—[m]		—[m]

a Class A, Class B, Class C and Class 1 shares began operations on 6-26-06.
h Based on the average of the shares outstanding.
k Assumes dividend reinvestment and does not reflect the effect of sales charges.
l Total returns would have been lower had certain expenses not been reduced during the period shown.
m Not annualized.
p Does not take into consideration expense reductions during the period shown.
q Does not include expenses of the investment companies in which the Fund invests.
r Annualized.
v Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of the financial statements. 117

John Hancock Funds II

Financial Highlights (For a share outstanding throughout the period)

Active Bond

Class 1		Class NAV
Period ended	8-31-06[a]		8-31-06[a]

Per share operating performance

Net asset value, beginning of period	$9.61		$9.58
Net investment income (loss)[h]	0.36		0.35
Net realized and unrealized gain (loss) on investments	(0.11)		(0.06)
Total from investment operations	0.25		0.29
Less distributions
From net investment income	(0.26)		(0.27)
	(0.26)		(0.27)
Net asset value, end of period	$9.60		$9.60
Total return[k] (%)	2.68[m]		3.09[m]

Ratios and supplemental data

Net assets, end of period (in millions)	$37		$399
Ratio of net expenses to average net assets (%)	0.79[r]		0.70[r]
Ratio of net investment income (loss) to
average net assets (%)	4.27[r]		4.30[r]
Portfolio turnover (%)	406[m]		406[m]

a Class 1 and Class NAV shares began operations on 10-15-05 and 10-27-05, respectively.
h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.
m Not annualized.
r Annualized.

The accompanying notes are an integral part of the financial statements. 118

John Hancock Funds II

Financial Highlights (For a share outstanding throughout the period)

All Cap Core

Class NAV
Period ended	8-31-06[a]

Per share operating performance

Net asset value, beginning of period	$10.00
Net investment income (loss)[h]	0.05
Net realized and unrealized gain (loss) on investments	(0.13)
Total from investment operations	(0.08)
Net asset value, end of period	$9.92
Total return (%)	(0.80)[m]

Ratios and supplemental data

Net assets, end of period (in millions)	$284
Ratio of net expenses to average net assets (%)	0.84[r]
Ratio of net investment income (loss) to
average net assets (%)	1.42[r]
Portfolio turnover (%)	86[m]

a Class NAV shares began operations on 4-28-06.
h Based on the average of the shares outstanding.
m Not annualized.
r Annualized.

The accompanying notes are an integral part of the financial statements. 119

John Hancock Funds II

Financial Highlights (For a share outstanding throughout the period)

All Cap Growth
Class 1		Class NAV
Period ended	8-31-06[a]		8-31-06[a]

Per share operating performance

Net asset value, beginning of period	$15.50		$15.51
Net investment income (loss)[h]	0.01		0.02
Net realized and unrealized gain (loss) on investments	0.93		0.93
Total from investment operations	0.94		0.95
Less distributions
From net investment income	(0.01)		(0.01)
	(0.01)		(0.01)
Net asset value, end of period	$16.43		$16.45
Total return[k] (%)	6.05[m]		6.11[m]
Ratios and supplemental data

Net assets, end of period (in millions)	$32		$123
Ratio of net expenses to average net assets (%)	1.00[r]		0.95[r]
Ratio of net investment income (loss) to
average net assets (%)	0.08[r]		0.14[r]
Portfolio turnover (%)	106[m]		106[m]

a Class 1 and Class NAV shares began operations on 10-15-05.
h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.
m Not annualized.
r Annualized.

The accompanying notes are an integral part of the financial statements. 120

John Hancock Funds II

Financial Highlights (For a share outstanding throughout the period)

All Cap Value
Class 1		Class NAV
Period ended	8-31-06[a]		8-31-06[a]

Per share operating performance

Net asset value, beginning of period	$13.84		$13.80
Net investment income (loss)[h]	0.11		0.12
Net realized and unrealized gain (loss) on investments	1.91		1.91
Total from investment operations	2.02		2.03
Less distributions
From net investment income	(0.02)		(0.03)
	(0.02)		(0.03)
Net asset value, end of period	$15.84		$15.80
Total return[k,l] (%)	14.64[m]		14.69[m]
Ratios and supplemental data

Net assets, end of period (in millions)	$21		$195
Ratio of net expenses to average net assets (%)	0.94[r]		0.89[r]
Ratio of net investment income (loss) to
average net assets (%)	0.80[r]		0.88[r]
Portfolio turnover (%)	48[m]		48[m]

a Class 1 and Class NAV shares began operations on 10-15-05.
h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.
l The Adviser/Subadviser voluntarily paid Class 1 and Class NAV $46,991 and $410,290, respectively, for a potential lost investment opportunity. Excluding these payments, the total return would have been 14.38% for Class 1 and 14.45% for Class NAV.
m Not annualized.
r Annualized.

The accompanying notes are an integral part of the financial statements. 121

John Hancock Funds II

Financial Highlights (For a share outstanding throughout the period)

Blue Chip Growth
Class 1		Class NAV
Period ended	8-31-06[a]		8-31-06[a]

Per share operating performance

Net asset value, beginning of period	$16.53		$16.51
Net investment income (loss)[h]	0.08		0.09
Net realized and unrealized gain (loss) on investments	1.22		1.22
Total from investment operations	1.30		1.31
Less distributions
From net investment income	(0.01)		(0.02)
	(0.01)		(0.02)
Net asset value, end of period	$17.82		$17.80
Total return[k,l] (%)	7.88[m]		7.90[m]
Ratios and supplemental data

Net assets, end of period (in millions)	$185		$1,088
Ratio of net expenses to average net assets (%)	0.88[r]		0.83[r]
Ratio of gross expenses to average net assets[p] (%)	0.90[r]		0.85[r]
Ratio of net investment income (loss) to
average net assets (%)	0.51[r]		0.58[r]
Portfolio turnover (%)	28[m]		28[m]

a Class 1 and Class NAV shares began operations on 10-15-05.
h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.
l Total returns would have been lower had certain expenses not been reduced during the period shown.
m Not annualized.
p Does not take into consideration expense reductions during the period shown.
r Annualized.

The accompanying notes are an integral part of the financial statements. 122

John Hancock Funds II

Financial Highlights (For a share outstanding throughout the period)

Capital Appreciation
Class 1		Class NAV
Period ended	8-31-06[a]		8-31-06[a]

Per share operating performance

Net asset value, beginning of period	$9.20		$9.20
Net investment income (loss)[h]	0.01		0.01
Net realized and unrealized gain (loss) on investments	0.23		0.24
Total from investment operations	0.24		0.25
Net asset value, end of period	$9.44		$9.45
Total return (%)	2.61[m]		2.72[m]
Ratios and supplemental data

Net assets, end of period (in millions)	$68		$393
Ratio of net expenses to average net assets (%)	0.88[r]		0.83[r]
Ratio of net investment income (loss) to
average net assets (%)	0.10[r]		0.15[r]
Portfolio turnover (%)	57[m]		57[m]

a Class 1 and Class NAV shares began operations on 10-15-05.
h Based on the average of the shares outstanding.
m Not annualized.
r Annualized.

The accompanying notes are an integral part of the financial statements. 123

John Hancock Funds II

Financial Highlights (For a share outstanding throughout the period)

Core Bond
Class 1		Class NAV
Period ended	8-31-06[a]		8-31-06[a]

Per share operating performance

Net asset value, beginning of period	$12.51		$12.50
Net investment income (loss)[h]	0.47		0.46
Net realized and unrealized gain (loss) on investments	(0.12)		(0.11)
Total from investment operations	0.35		0.35
Less distributions
From net investment income	(0.34)		(0.34)
	(0.34)		(0.34)
Net asset value, end of period	$12.52		$12.51
Total return[k] (%)	2.86[m]		2.90[m]
Ratios and supplemental data

Net assets, end of period (in millions)	$1		$197
Ratio of net expenses to average net assets (%)	0.88[r]		0.83[r]
Ratio of net investment income (loss) to
average net assets (%)	4.39[r]		4.24[r]
Portfolio turnover (%)	436[m]		436[m]

a Class 1 and Class NAV shares began operations on 10-15-05.
h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.
m Not annualized.
r Annualized.

The accompanying notes are an integral part of the financial statements. 124

John Hancock Funds II

Financial Highlights (For a share outstanding throughout the period)

Core Equity
Class 1		Class NAV
Period ended	8-31-06[a]		8-31-06[a]

Per share operating performance

Net asset value, beginning of period	$13.76		$13.77
Net investment income (loss)[h]	(0.01)		—[j]
Net realized and unrealized gain (loss) on investments	0.50		0.50
Total from investment operations	0.49		0.50
Net asset value, end of period	$14.25		$14.27
Total return (%)	3.56[m]		3.63[m]
Ratios and supplemental data

Net assets, end of period (in millions)	$12		$584
Ratio of net expenses to average net assets (%)	0.88[r]		0.83[r]
Ratio of net investment income (loss) to
average net assets (%)	(0.04)[r]		(0.01)[r]
Portfolio turnover (%)	13[m]		13[m]

a Class 1 and Class NAV shares began operations on 10-15-05.
h Based on the average of the shares outstanding.
j Less than $0.01 per share.
m Not annualized.
r Annualized.

The accompanying notes are an integral part of the financial statements. 125

John Hancock Funds II

Financial Highlights (For a share outstanding throughout the period)

Emerging Growth
Class 1		Class NAV
Period ended	8-31-06[a]		8-31-06[a]

Per share operating performance

Net asset value, beginning of period	$16.35		$16.35
Net investment income (loss)[h]	(0.04)		(0.03)
Net realized and unrealized gain (loss) on investments	2.03		2.02
Total from investment operations	1.99		1.99
Net asset value, end of period	$18.34		$18.34
Total return (%)	12.17[m]		12.17[m]
Ratios and supplemental data

Net assets, end of period (in millions)	$120		$51
Ratio of net expenses to average net assets (%)	0.98[r]		0.93[r]
Ratio of net investment income (loss) to
average net assets (%)	(0.26)[r]		(0.20)[r]
Portfolio turnover (%)	206[m]		206[m]

a Class 1 and Class NAV shares began operations on 10-15-05.
h Based on the average of the shares outstanding.
m Not annualized.
r Annualized.

The accompanying notes are an integral part of the financial statements. 126

John Hancock Funds II

Financial Highlights (For a share outstanding throughout the period)

Emerging Small Company
Class 1		Class NAV
Period ended	8-31-06[a]		8-31-06[a]

Per share operating performance

Net asset value, beginning of period	$28.17		$29.40
Net investment income (loss)[h]	(0.16)		(0.04)
Net realized and unrealized gain (loss) on investments	0.96		(0.39)
Total from investment operations	0.80		(0.43)
Net asset value, end of period	$28.97		$28.97
Total return[l] (%)	2.84[m]		(1.46)[m]
Ratios and supplemental data

Net assets, end of period (in millions)	$52		—[n]
Ratio of net expenses to average net assets (%)	1.13[r]		1.08[r]
Ratio of gross expenses to average net assets[p] (%)	1.30[r]		1.76[r]
Ratio of net investment income (loss) to
average net assets (%)	(0.57)[r]		(0.71)[r]
Portfolio turnover (%)	207[m]		207[m]

a Class 1 and Class NAV shares began operations on 10-15-05 and 6-26-06, respectively.
h Based on the average of the shares outstanding.
l Total returns would have been lower had certain expenses not been reduced during the period shown.
m Not annualized.
n Less than $500,000.
p Does not take into consideration expense reductions during the period shown.
r Annualized.

The accompanying notes are an integral part of the financial statements. 127

John Hancock Funds II

Financial Highlights (For a share outstanding throughout the period)

Equity-Income
Class 1		Class NAV
Period ended	8-31-06[a]		8-31-06[a]

Per share operating performance

Net asset value, beginning of period	$16.03		$16.01
Net investment income (loss)[h]	0.26		0.27
Net realized and unrealized gain (loss) on investments	1.90		1.89
Total from investment operations	2.16		2.16
Less distributions
From net investment income	(0.06)		(0.06)
	(0.06)		(0.06)
Net asset value, end of period	$18.13		$18.11
Total return[k,l] (%)	13.52[m]		13.54[m]
Ratios and supplemental data

Net assets, end of period (in millions)	$183		$535
Ratio of net expenses to average net assets (%)	0.89[r]		0.84[r]
Ratio of gross expenses to average net assets[p] (%)	0.90[r]		0.85[r]
Ratio of net investment income (loss) to
average net assets (%)	1.68[r]		1.75[r]
Portfolio turnover (%)	39[m]		39[m]

a Class 1 and Class NAV shares began operations on 10-15-05.
h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.
l Total returns would have been lowered had certain expenses not been reduced during the period shown.
m Not annualized.
p Does not take into consideration expense reductions during the period shown.
r Annualized.

The accompanying notes are an integral part of the financial statements.

John Hancock Funds II

Financial Highlights (For a share outstanding throughout the period)

Fundamental Value
Class 1		Class NAV
Period ended	8-31-06[a]		8-31-06[a]

Per share operating performance

Net asset value, beginning of period	$14.34		$14.31
Net investment income (loss)[h]	0.13		0.13
Net realized and unrealized gain (loss) on investments	1.42		1.42
Total from investment operations	1.55		1.55
Less distributions
From net investment income	(0.03)		(0.03)
	(0.03)		(0.03)
Net asset value, end of period	$15.86		$15.83
Total return[k] (%)	10.83[m]		10.87[m]
Ratios and supplemental data

Net assets, end of period (in millions)	$67		$695
Ratio of net expenses to average net assets (%)	0.86[r]		0.81[r]
Ratio of net investment income (loss) to
average net assets (%)	0.93[r]		1.00[r]
Portfolio turnover (%)	8[m]		8[m]

a Class 1 and Class NAV shares began operations on 10-15-05.
h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.
m Not annualized.
r Annualized.

The accompanying notes are an integral part of the financial statements. 129

John Hancock Funds II

Financial Highlights (For a share outstanding throughout the period)

Global Bond
Class 1		Class NAV
Period ended	8-31-06[a]		8-31-06[a]

Per share operating performance

Net asset value, beginning of period	$14.56		$14.52
Net investment income (loss)[h]	0.44		0.45
Net realized and unrealized gain (loss) on investments	(0.08)		(0.09)
Total from investment operations	0.36		0.36
Less distributions
From net investment income	(0.09)		(0.09)
	(0.09)		(0.09)
Net asset value, end of period	$14.83		$14.79
Total return[k] (%)	2.46[m]		2.48[m]
Ratios and supplemental data

Net assets, end of period (in millions)	$41		$554
Ratio of net expenses to average net assets (%)	0.84[r]		0.79[r]
Ratio of net investment income (loss) to
average net assets (%)	3.42[r]		3.56[r]
Portfolio turnover (%)	248[m]		248[m]

a Class 1 and Class NAV shares began operations on 10-15-05.
h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.
m Not annualized.
r Annualized.

The accompanying notes are an integral part of the financial statements. 130

John Hancock Funds II

Financial Highlights (For a share outstanding throughout the period)

Global Real Estate
Class NAV
Period ended	8-31-06[a]

Per share operating performance

Net asset value, beginning of period	$10.00
Net investment income (loss)[h]	0.06
Net realized and unrealized gain (loss) on investments	0.24
Total from investment operations	0.30
Net asset value, end of period	$10.30
Total return (%)	3.00[m]
Ratios and supplemental data

Net assets, end of period (in millions)	$355
Ratio of net expenses to average net assets (%)	1.09[r]
Ratio of net investment income (loss) to
average net assets (%)	1.65[r]
Portfolio turnover (%)	87[m]

a Class NAV shares began operations on 4-28-06.
h Based on the average of the shares outstanding.
m Not annualized.
r Annualized.

The accompanying notes are an integral part of the financial statements. 131

John Hancock Funds II

Financial Highlights (For a share outstanding throughout the period)

High Income
Class NAV
Period ended	8-31-06[a]

Per share operating performance

Net asset value, beginning of period	$10.00
Net investment income (loss)[h]	0.23
Net realized and unrealized gain (loss) on investments	(0.25)
Total from investment operations	(0.02)
Less distributions
From net investment income	(0.11)
(0.11)
Net asset value, end of period	$9.87
Total return[k] (%)	(0.14)[m]
Ratios and supplemental data

Net assets, end of period (in millions)	$289
Ratio of net expenses to average net assets (%)	0.77[r]
Ratio of net investment income (loss) to
average net assets (%)	6.73[r]
Portfolio turnover (%)	76[m]

a Class NAV shares began operations on 4-28-06.
h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.
m Not annualized.
r Annualized.

The accompanying notes are an integral part of the financial statements. 132

John Hancock Funds II

Financial Highlights (For a share outstanding throughout the period)

High Yield
Class 1		Class NAV
Period ended	8-31-06[a]		8-31-06[a]

Per share operating performance

Net asset value, beginning of period	$10.10		$10.06
Net investment income (loss)[h]	0.65		0.66
Net realized and unrealized gain (loss) on investments	(0.03)		(0.03)
Total from investment operations	0.62		0.63
Less distributions
From net investment income	(0.60)		(0.61)
	(0.60)		(0.61)
Net asset value, end of period	$10.12		$10.08
Total return[k] (%)	6.41[m]		6.49[m]
Ratios and supplemental data

Net assets, end of period (in millions)	$44		$1,144
Ratio of net expenses to average net assets (%)	0.76[r]		0.71[r]
Ratio of net investment income (loss) to
average net assets (%)	7.22[r]		7.36[r]
Portfolio turnover (%)	83[m]		83[m]

a Class 1 and Class NAV shares began operations on 10-15-05.
h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.
m Not annualized.
r Annualized.

The accompanying notes are an integral part of the financial statements. 133

John Hancock Funds II

Financial Highlights (For a share outstanding throughout the period)

International Equity Index
Class NAV
Period ended	8-31-06[b]

Per share operating performance

Net asset value, beginning of period	$15.59
Net investment income (loss)[h]	0.41
Net realized and unrealized gain (loss) on investments	3.17
Total from investment operations	3.58
Less distributions
From net investment income	(0.20)
(0.20)
Net asset value, end of period	$18.97
Total return[k] (%)	23.16[m]
Ratios and supplemental data

Net assets, end of period (in millions)	$308
Ratio of net expenses to average net assets (%)	0.58[r]
Ratio of net investment income (loss) to
average net assets (%)	2.78[r]
Portfolio turnover (%)	11[m]

b Class NAV shares began operations on 10-29-05.
h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.
m Not annualized.
r Annualized.

The accompanying notes are an integral part of the financial statements. 134

John Hancock Funds II

Financial Highlights (For a share outstanding throughout the period)

International Opportunities
Class 1		Class NAV
Period ended	8-31-06[a]		8-31-06[a]

Per share operating performance

Net asset value, beginning of period	$13.71		$13.72
Net investment income (loss)[h]	0.11		0.10
Net realized and unrealized gain (loss) on investments	3.01		3.04
Total from investment operations	3.12		3.14
Less distributions
From net investment income	(0.70)		(0.70)
	(0.70)		(0.70)
Net asset value, end of period	$16.13		$16.16
Total return[k,l] (%)	23.36[m]		23.51[m]
Ratios and supplemental data

Net assets, end of period (in millions)	$9		$552
Ratio of net expenses to average net assets (%)	1.07[r]		1.02[r]
Ratio of net investment income (loss) to
average net assets (%)	0.78[r]		0.73[r]
Portfolio turnover (%)	99[m]		99[m]

a Class 1 and Class NAV shares began operations on 10-15-05.
h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.
l The Adviser/Subadviser voluntarily reimbursed Class 1 and Class NAV $11,316 and $3,937,220, respectively, for a potential lost investment opportunity. Excluding these reimbursements, the total return would have been 23.19% for Class 1 and 22.62% for Class NAV.
m Not annualized.
r Annualized.

The accompanying notes are an integral part of the financial statements. 135

John Hancock Funds II

Financial Highlights (For a share outstanding throughout the period)

International Small Cap
Class 1		Class NAV
Period ended	8-31-06[a]		8-31-06[a]

Per share operating performance

Net asset value, beginning of period	$18.48		$18.45
Net investment income (loss)[h]	0.27		0.25
Net realized and unrealized gain (loss) on investments	2.24		2.29
Total from investment operations	2.51		2.54
Less distributions
From net investment income	(0.04)		(0.04)
	(0.04)		(0.04)
Net asset value, end of period	$20.95		$20.95
Total return[k] (%)	13.58[m]		13.80[m]
Ratios and supplemental data

Net assets, end of period (in millions)	$37		$359
Ratio of net expenses to average net assets (%)	1.18[r]		1.13[r]
Ratio of net investment income (loss) to
average net assets (%)	1.55[r]		1.43[r]
Portfolio turnover (%)	89[m]		89[m]

a Class 1 and Class NAV shares began operations on 10-15-05.
h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.
m Not annualized.
r Annualized.

The accompanying notes are an integral part of the financial statements. 136

John Hancock Funds II

Financial Highlights (For a share outstanding throughout the period)

International Small Company
Class NAV
Period ended	8-31-06[a]

Per share operating performance

Net asset value, beginning of period	$10.00
Net investment income (loss)[h]	0.04
Net realized and unrealized gain (loss) on investments	(0.71)
Total from investment operations	(0.67)
Net asset value, end of period	$9.33
Total return (%)	(6.70)[m]
Ratios and supplemental data

Net assets, end of period (in millions)	$221
Ratio of net expenses to average net assets (%)	1.14[r]
Ratio of net investment income (loss) to
average net assets (%)	1.37[r]
Portfolio turnover (%)	57[m]

a Class NAV shares began operations on 4-28-06.
h Based on the average of the shares outstanding.
m Not annualized.
r Annualized.

The accompanying notes are an integral part of the financial statements. 137

John Hancock Funds II

Financial Highlights (For a share outstanding throughout the period)

International Stock
Class 1
Period ended	8-31-06[a]

Per share operating performance

Net asset value, beginning of period	$11.95
Net investment income (loss)[h]	0.28
Net realized and unrealized gain (loss) on investments	2.32
Total from investment operations	2.60
Less distributions
From net investment income	(0.28)
From net realized gain	(0.45)
(0.73)
Net asset value, end of period	$13.82
Total return[k] (%)	22.19[m]
Ratios and supplemental data

Net assets, end of period (in millions)	$79
Ratio of net expenses to average net assets (%)	1.12[r]
Ratio of net investment income (loss) to
average net assets (%)	2.44[r]
Portfolio turnover (%)	196[m,x]

a Class 1 shares began operations on 10-15-05.
h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.
m Not annualized.
r Annualized.
x Includes redemption-in-kind activity. Refer to Merger of International Stock footnote 1.

The accompanying notes are an integral part of the financial statements. 138

John Hancock Funds II

Financial Highlights (For a share outstanding throughout the period)

International Value
Class 1		Class NAV
Period ended	8-31-06[a]		8-31-06[a]

Per share operating performance

Net asset value, beginning of period	$15.20		$15.16
Net investment income (loss)[h]	0.46		0.47
Net realized and unrealized gain (loss) on investments	2.30		2.30
Total from investment operations	2.76		2.77
Less distributions
From net investment income	(0.05)		(0.05)
	(0.05)		(0.05)
Net asset value, end of period	$17.91		$17.88
Total return[k,l] (%)	18.22[m]		18.35[m]
Ratios and supplemental data

Net assets, end of period (in millions)	$134		$836
Ratio of net expenses to average net assets (%)	0.99[r]		0.94[r]
Ratio of gross expenses to average net assets[p] (%)	1.01[r]		0.96[r]
Ratio of net investment income (loss) to
average net assets (%)	3.17[r]		3.21[r]
Portfolio turnover (%)	59[m]		59[m]

a Class 1 and Class NAV shares began operations on 10-15-05.
h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.
l Total returns would have been lower had certain expenses not been reduced during the period shown.
m Not annualized.
p Does not take into consideration expense reductions during the period shown.
r Annualized.

The accompanying notes are an integral part of the financial statements. 139

John Hancock Funds II

Financial Highlights (For a share outstanding throughout the period)

Investment Quality Bond
Class 1		Class NAV
Period ended	8-31-06[a]		8-31-06[a]

Per share operating performance

Net asset value, beginning of period	$11.84		$11.83
Net investment income (loss)[h]	0.46		0.46
Net realized and unrealized gain (loss) on investments	(0.16)		(0.16)
Total from investment operations	0.30		0.30
Less distributions
From net investment income	(0.38)		(0.38)
	(0.38)		(0.38)
Net asset value, end of period	$11.76		$11.75
Total return[k] (%)	2.64[m]		2.68[m]
Ratios and supplemental data

Net assets, end of period (in millions)	$35		$93
Ratio of net expenses to average net assets (%)	0.84[r]		0.79[r]
Ratio of net investment income (loss) to
average net assets (%)	4.42[r]		4.51[r]
Portfolio turnover (%)	35[m]		35[m]

a Class 1 and Class NAV shares began operations on 10-15-05.
h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.
m Not annualized.
r Annualized.

The accompanying notes are an integral part of the financial statements. 140

John Hancock Funds II

Financial Highlights (For a share outstanding throughout the period)

Large Cap
Class 1		Class NAV
Period ended	8-31-06[a]		8-31-06[a]

Per share operating performance

Net asset value, beginning of period	$13.26		$13.26
Net investment income (loss)[h]	0.11		0.12
Net realized and unrealized gain (loss) on investments	1.31		1.31
Total from investment operations	1.42		1.43
Less distributions
From net investment income	(0.01)		(0.02)
	(0.01)		(0.02)
Net asset value, end of period	$14.67		$14.67
Total return[k] (%)	10.73[m]		10.79[m]
Ratios and supplemental data

Net assets, end of period (in millions)	$2		$192
Ratio of net expenses to average net assets (%)	0.93[r]		0.88[r]
Ratio of net investment income (loss) to
average net assets (%)	0.86[r]		0.95[r]
Portfolio turnover (%)	24[m]		24[m]

a Class 1 and Class NAV shares began operations on 10-15-05.
h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.
m Not annualized.
r Annualized.

The accompanying notes are an integral part of the financial statements. 141

John Hancock Funds II

Financial Highlights (For a share outstanding throughout the period)

Large Cap Value
Class 1		Class NAV
Period ended	8-31-06[a]		8-31-06[a]

Per share operating performance

Net asset value, beginning of period	$20.31		$20.33
Net investment income (loss)[h]	0.23		0.17
Net realized and unrealized gain (loss) on investments	2.48		2.56
Total from investment operations	2.71		2.73
Less distributions
From net investment income	(0.05)		(0.05)
	(0.05)		(0.05)
Net asset value, end of period	$22.97		$23.01
Total return[k] (%)	13.33[m]		13.43[m]
Ratios and supplemental data

Net assets, end of period (in millions)	$105		$234
Ratio of net expenses to average net assets (%)	0.98[r]		0.89[r]
Ratio of net investment income (loss) to
average net assets (%)	1.24[r]		0.89[r]
Portfolio turnover (%)	54[m]		54[m]

a Class 1 and Class NAV shares began operations on 10-15-05.
h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.
m Not annualized.
r Annualized.

The accompanying notes are an integral part of the financial statements. 142

John Hancock Funds II

Financial Highlights (For a share outstanding throughout the period)

Mid Cap Core
Class 1		Class NAV
Period ended	8-31-06[a]		8-31-06[a]

Per share operating performance

Net asset value, beginning of period	$15.90		$15.90
Net investment income (loss)[h]	0.13		0.14
Net realized and unrealized gain (loss) on investments	1.25		1.24
Total from investment operations	1.38		1.38
Less distributions
From net investment income	(0.02)		(0.02)
	(0.02)		(0.02)
Net asset value, end of period	$17.26		$17.26
Total return[k] (%)	8.67[m]		8.68[m]
Ratios and supplemental data

Net assets, end of period (in millions)	$11		$294
Ratio of net expenses to average net assets (%)	0.98[r]		0.93[r]
Ratio of net investment income (loss) to
average net assets (%)	0.88[r]		0.95[r]
Portfolio turnover (%)	115[m]		115[m]

a Class 1 and Class NAV shares began operations on 10-15-05.
h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.
m Not annualized.
r Annualized.

The accompanying notes are an integral part of the financial statements. 143

John Hancock Funds II

Financial Highlights (For a share outstanding throughout the period)

Mid Cap Index
Class NAV
Period ended	8-31-06[b]

Per share operating performance

Net asset value, beginning of period	$16.85
Net investment income (loss)[h]	0.17
Net realized and unrealized gain (loss) on investments	1.38
Total from investment operations	1.55
Less distributions
From net investment income	(0.03)
(0.03)
Net asset value, end of period	$18.37
Total return[k,l] (%)	9.20[m]
Ratios and supplemental data

Net assets, end of period (in millions)	$172
Ratio of net expenses to average net assets (%)	0.56[r]
Ratio of gross expenses to average net assets[p] (%)	0.56[r]
Ratio of net investment income (loss) to
average net assets (%)	1.14[r]
Portfolio turnover (%)	10[m]

b Class NAV shares began operations on 10-29-05.
h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.
l Total returns would have been lower had certain expenses not been reduced during the period shown.
m Not annualized.
p Does not take into consideration expense reductions during the period shown.
r Annualized.

The accompanying notes are an integral part of the financial statements. 144

John Hancock Funds II

Financial Highlights (For a share outstanding throughout the period)

Mid Cap Stock
Class 1		Class NAV
Period ended	8-31-06[a]		8-31-06[a]

Per share operating performance

Net asset value, beginning of period	$13.86		$13.87
Net investment income (loss)[h]	(0.04)		(0.04)
Net realized and unrealized gain (loss) on investments	2.01		2.02
Total from investment operations	1.97		1.98
Less distributions
From net investment income	—		—[j]
From net realized gain	(0.02)		(0.02)
	(0.02)		(0.02)
Net asset value, end of period	$15.81		$15.83
Total return[k,l] (%)	14.20[m]		14.27[m]
Ratios and supplemental data

Net assets, end of period (in millions)	$107		$194
Ratio of net expenses to average net assets (%)	0.96[r]		0.91[r]
Ratio of net investment income (loss) to
average net assets (%)	(0.30)[r]		(0.26)[r]
Portfolio turnover (%)	104[m]		104[m]

a Class 1 and Class NAV shares began operations on 10-15-05.
h Based on the average of the shares outstanding.
j Less than $0.01 per share.
k Assumes dividend reinvestment.
l The Adviser/Subadviser voluntarily paid Class 1 and Class NAV $510,149 and $847,342, respectively, for a potential lost investment opportunity. Excluding these payments, the total return would have been 13.67% for Class 1 and 13.77% for Class NAV.
m Not annualized.
r Annualized.

The accompanying notes are an integral part of the financial statements. 145

John Hancock Funds II

Financial Highlights (For a share outstanding throughout the period)

Mid Cap Value
Class 1		Class NAV
Period ended	8-31-06[a]		8-31-06[a]

Per share operating performance

Net asset value, beginning of period	$17.65		$17.63
Net investment income (loss)[h]	0.11		0.12
Net realized and unrealized gain (loss) on investments	1.15		1.15
Total from investment operations	1.26		1.27
Less distributions
From net investment income	(0.03)		(0.03)
From net realized gain	(0.01)		(0.01)
	(0.04)		(0.04)
Net asset value, end of period	$18.87		$18.86
Total return[k] (%)	7.11[m]		7.18[m]
Ratios and supplemental data

Net assets, end of period (in millions)	$93		$50
Ratio of net expenses to average net assets (%)	0.97[r]		0.92[r]
Ratio of net investment income (loss) to
average net assets (%)	0.63[r]		0.70[r]
Portfolio turnover (%)	74[m]		74[m]

a Class 1 and Class NAV shares began operations on 10-15-05.
h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.
m Not annualized.
r Annualized.

The accompanying notes are an integral part of the financial statements. 146

John Hancock Funds II

Financial Highlights (For a share outstanding throughout the period)

Mid Cap Value Equity
Class NAV
Period ended	8-31-06[a]

Per share operating performance

Net asset value, beginning of period	$10.00
Net investment income (loss)[h]	0.03
Net realized and unrealized gain (loss) on investments	(0.38)
Total from investment operations	(0.35)
Net asset value, end of period	$9.65
Total return (%)	(3.50)[m]
Ratios and supplemental data

Net assets, end of period (in millions)	$98
Ratio of net expenses to average net assets (%)	1.02[r]
Ratio of net investment income (loss) to
average net assets (%)	0.79[r]
Portfolio turnover (%)	24[m]

a Class NAV shares began operations on 4-28-06.
h Based on the average of the shares outstanding.
m Not annualized.
r Annualized.

The accompanying notes are an integral part of the financial statements. 147

John Hancock Funds II

Financial Highlights (For a share outstanding throughout the period)

Natural Resources
Class 1		Class NAV
Period ended	8-31-06[a]		8-31-06[a]

Per share operating performance

Net asset value, beginning of period	$28.70		$28.60
Net investment income (loss)[h]	0.34		0.33
Net realized and unrealized gain (loss) on investments	6.70		6.71
Total from investment operations	7.04		7.04
Less distributions
From net investment income	(0.03)		(0.04)
	(0.03)		(0.04)
Net asset value, end of period	$35.71		$35.60
Total return[k] (%)	24.55[m]		24.62[m]
Ratios and supplemental data

Net assets, end of period (in millions)	$81		$692
Ratio of net expenses to average net assets (%)	1.12[r]		1.07[r]
Ratio of net investment income (loss) to
average net assets (%)	1.13[r]		1.11[r]
Portfolio turnover (%)	71[m]		71[m]

a Class 1 and Class NAV shares began operations on 10-15-05.
h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.
m Not annualized.
r Annualized.

The accompanying notes are an integral part of the financial statements. 148

John Hancock Funds II

Financial Highlights (For a share outstanding throughout the period)

Quantitative All Cap
Class A		Class B
Period ended	8-31-06[a]		8-31-06[a]

Per share operating performance

Net asset value, beginning of period	$10.00		$10.00
Net investment income (loss)[h]	0.02		0.01
Net realized and unrealized gain (loss) on investments	0.09		0.10
Total from investment operations	0.11		0.11
Net asset value, end of period	$10.11		$10.11
Total return[k] (%)	1.10[l,m]		1.10[l,m]
Ratios and supplemental data

Net assets, end of period (in millions)	$1		$1
Ratio of net expenses to average net assets (%)	1.07[r]		1.75[r]
Ratio of gross expenses to average net assets[p] (%)	5.94[r]		6.63[r]
Ratio of net investment income (loss) to
average net assets (%)	1.70[r]		1.02[r]
Portfolio turnover (%)	21[m]		21[m]

Class C		Class I
Period ended	8-31-06[a]		8-31-06[a]

Per share operating performance

Net asset value, beginning of period	$10.00		$10.00
Net investment income (loss)[h]	0.01		0.02
Net realized and unrealized gain (loss) on investments	0.10		0.10
Total from investment operations	0.11		0.12
Net asset value, end of period	$10.11		$10.12
Total return[k] (%)	1.10[l,m]		1.20[l,m]
Ratios and supplemental data

Net assets, end of period (in millions)	$1		$1
Ratio of net expenses to average net assets (%)	1.75[r]		0.78[r]
Ratio of gross expenses to average net assets[p] (%)	6.63[r]		5.66[r]
Ratio of net investment income (loss) to
average net assets (%)	1.02[r]		1.99[r]
Portfolio turnover (%)	21[m]		21[m]

a Class A, Class B, Class C, and Class I shares began operations on 7-28-06.
h Based on the average of the shares outstanding.
k Assumes dividend reinvestment and does not reflect the effect of sales charges.
l Total returns would have been lower had certain expenses not been reduced during the period shown.
m Not annualized.
p Does not take into consideration expense reductions during the period shown.
r Annualized.

The accompanying notes are an integral part of the financial statements. 149

John Hancock Funds II

Financial Highlights (For a share outstanding throughout the period)

Quantitative Mid Cap
Class 1		Class NAV
Period ended	8-31-06[a]		8-31-06[a]

Per share operating performance

Net asset value, beginning of period	$13.55		$13.71
Net investment income (loss)[h]	0.02		0.03
Net realized and unrealized gain (loss) on investments	0.76		0.59
Total from investment operations	0.78		0.62
Less distributions
From net investment income	—[j]		—[j]
From net realized gain	(0.01)		(0.01)
	(0.01)		(0.01)
Net asset value, end of period	$14.32		$14.32
Total return[k] (%)	5.74[m]		4.51[m]
Ratios and supplemental data

Net assets, end of period (in millions)	$133		$50
Ratio of net expenses to average net assets (%)	0.85[r]		0.80[r]
Ratio of net investment income (loss) to
average net assets (%)	0.12[r]		0.20[r]
Portfolio turnover (%)	119[m]		119[m]

a Class 1 and Class NAV shares began operations on 10-15-05 and 10-27-05, respectively.
h Based on the average of the shares outstanding.
j Less than $0.01 per share.
k Assumes dividend reinvestment.
m Not annualized.
r Annualized.

The accompanying notes are an integral part of the financial statements. 150

John Hancock Funds II

Financial Highlights (For a share outstanding throughout the period)

Quantitative Value
Class 1		Class NAV
Period ended	8-31-06[a]		8-31-06[a]

Per share operating performance

Net asset value, beginning of period	$14.09		$14.09
Net investment income (loss)[h]	0.22		0.24
Net realized and unrealized gain (loss) on investments	2.31		2.29
Total from investment operations	2.53		2.53
Less distributions
From net investment income	(0.06)		(0.06)
From net realized gain	—[j]		—[j]
	(0.06)		(0.06)
Net asset value, end of period	$16.56		$16.56
Total return[k] (%)	17.98[m]		17.98[m]
Ratios and supplemental data

Net assets, end of period (in millions)	$96		$362
Ratio of net expenses to average net assets (%)	0.79[r]		0.74[r]
Ratio of net investment income (loss) to
average net assets (%)	1.62[r]		1.73[r]
Portfolio turnover (%)	127[m]		127[m]

a Class 1 and Class NAV shares began operations on 10-15-05.
h Based on the average of the shares outstanding.
j Less than $0.01 per share.
k Assumes dividend reinvestment.
m Not annualized.
r Annualized.

The accompanying notes are an integral part of the financial statements. 151

John Hancock Funds II

Financial Highlights (For a share outstanding throughout the period)

Real Estate Equity
Class NAV
Period ended	8-31-06[a]

Per share operating performance

Net asset value, beginning of period	$10.00
Net investment income (loss)[h]	0.08
Net realized and unrealized gain (loss) on investments	0.91
Total from investment operations	0.99
Net asset value, end of period	$10.99
Total return (%)[l]	9.90[m]
Ratios and supplemental data

Net assets, end of period (in millions)	$275
Ratio of net expenses to average net assets (%)	0.90[r]
Ratio of gross expenses to average net assets[p] (%)	0.92[r]
Ratio of net investment income (loss) to
average net assets (%)	2.29[r]
Portfolio turnover (%)	50[m]

a Class NAV shares began operations on 4-28-06.
h Based on the average of the shares outstanding.
l Total returns would have been lower had certain expenses not been reduced during period shown.
m Not annualized.
p Does not take into consideration expense reductions during period shown.
r Annualized.

The accompanying notes are an integral part of the financial statements. 152

John Hancock Funds II

Financial Highlights (For a share outstanding throughout the period)

Real Estate Securities
Class 1
Period ended	8-31-06[a]

Per share operating performance

Net asset value, beginning of period	$23.03
Net investment income (loss)[h]	0.64
Net realized and unrealized gain (loss) on investments	6.46
Total from investment operations	7.10
Less distributions
From net investment income	(0.16)
From net realized gain	(0.03)
(0.19)
Net asset value, end of period	$29.94
Total return[k] (%)	30.96[m]
Ratios and supplemental data

Net assets, end of period (in millions)	$171
Ratio of net expenses to average net assets (%)	0.82[r]
Ratio of net investment income (loss) to
average net assets (%)	2.76[r]
Portfolio turnover (%)	199[m]

a Class 1 shares began operations on 10-15-05.
h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.
m Not annualized.
r Annualized.

The accompanying notes are an integral part of the financial statements. 153

John Hancock Funds II

Financial Highlights (For a share outstanding throughout the period)

Real Return Bond
Class 1		Class NAV
Period ended	8-31-06[a]		8-31-06[a]

Per share operating performance

Net asset value, beginning of period	$13.52		$13.43
Net investment income (loss)[h]	0.53		0.55
Net realized and unrealized gain (loss) on investments	(0.24)		(0.26)
Total from investment operations	0.29		0.29
Less distributions
From net investment income	(0.40)		(0.40)
From net realized gain	—[j]		—[j]
	(0.40)		(0.40)
Net asset value, end of period	$13.41		$13.32
Total return[k] (%)	2.27[m]		2.32[m]
Ratios and supplemental data

Net assets, end of period (in millions)	$17		$684
Ratio of net expenses to average net assets (%)	0.80[r]		0.75[r]
Ratio of net investment income (loss) to
average net assets (%)	4.52[r]		4.75[r]
Portfolio turnover (%)	216[m]		216[m]

a Class 1 and Class NAV shares began operations on 10-15-05.
h Based on the average of the shares outstanding.
j Less than $0.01 per share.
k Assumes dividend reinvestment.
m Not annualized.
r Annualized.

The accompanying notes are an integral part of the financial statements. 154

John Hancock Funds II

Financial Highlights (For a share outstanding throughout the period)

Small Cap
Class 1		Class NAV
Period ended	8-31-06[a]		8-31-06[a]

Per share operating performance

Net asset value, beginning of period	$13.60		$13.61
Net investment income (loss)[h]	(0.03)		(0.03)
Net realized and unrealized gain (loss) on investments	0.45		0.46
Total from investment operations	0.42		0.43
Net asset value, end of period	$14.02		$14.04
Total return (%)	3.09[m]		3.16[m]
Ratios and supplemental data

Net assets, end of period (in millions)	$1		$240
Ratio of net expenses to average net assets (%)	0.96[r]		0.91[r]
Ratio of net investment income (loss) to
average net assets (%)	(0.27)[r]		(0.27)[r]
Portfolio turnover (%)	53[m]		53[m]

a Class 1 and Class NAV shares began operations on 10-15-05.
h Based on the average of the shares outstanding.
m Not annualized.
r Annualized.

The accompanying notes are an integral part of the financial statements. 155

John Hancock Funds II

Financial Highlights (For a share outstanding throughout the period)

Small Cap Index
Class NAV
Period ended	8-31-06[a]

Per share operating performance

Net asset value, beginning of period	$14.05
Net investment income (loss)[h]	0.12
Net realized and unrealized gain (loss) on investments	1.80
Total from investment operations	1.92
Less distributions
From net investment income	(0.02)
(0.02)
Net asset value, end of period	$15.95
Total return[k,l] (%)	13.69[m]
Ratios and supplemental data

Net assets, end of period (in millions)	$125
Ratio of net expenses to average net assets (%)	0.56[r]
Ratio of gross expenses to average net assets[p] (%)	0.58[r]
Ratio of net investment income (loss) to
average net assets (%)	0.92[r]
Portfolio turnover (%)	40[m]

a Class NAV shares began operations on 10-29-05.
h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.
l Total returns would have been lower had certain expenses not been reduced during the periods shown.
m Not annualized.
p Does not take into consideration expense reductions during the period shown.
r Annualized.

The accompanying notes are an integral part of the financial statements. 156

John Hancock Funds II

Financial Highlights (For a share outstanding throughout the period)

Small Cap Opportunities
Class 1		Class NAV
Period ended	8-31-06[a]		8-31-06[a]

Per share operating performance

Net asset value, beginning of period	$21.36		$21.26
Net investment income (loss)[h]	0.21		0.22
Net realized and unrealized gain (loss) on investments	1.72		1.71
Total from investment operations	1.93		1.93
Less distributions
From net investment income	(0.05)		(0.05)
From net realized gain	—[j]		—[j]
	(0.05)		(0.05)
Net asset value, end of period	$23.24		$23.14
Total return[k] (%)	9.04[m]		9.09[m]
Ratios and supplemental data

Net assets, end of period (in millions)	$30		$217
Ratio of net expenses to average net assets (%)	1.10[r]		1.05[r]
Ratio of net investment income (loss) to
average net assets (%)	1.01[r]		1.05[r]
Portfolio turnover (%)	59[m]		59[m]

a Class 1 and Class NAV shares began operations on 10-15-05.
h Based on the average of the shares outstanding.
j Less than $0.01 per share.
k Assumes dividend reinvestment.
m Not annualized.
r Annualized.

The accompanying notes are an integral part of the financial statements. 157

John Hancock Funds II

Financial Highlights (For a share outstanding throughout the period)

Small Company
Class 1		Class NAV
Period ended	8-31-06[a]		8-31-06[a]

Per share operating performance

Net asset value, beginning of period	$15.15		$15.16
Net investment income (loss)[h]	(0.06)		(0.04)
Net realized and unrealized gain (loss) on investments	0.33		0.32
Total from investment operations	0.27		0.28
Net asset value, end of period	$15.42		$15.44
Total return (%)	1.78[m]		1.85[m]
Ratios and supplemental data

Net assets, end of period (in millions)	$6		$87
Ratio of net expenses to average net assets (%)	1.34[r]		1.29[r]
Ratio of net investment income (loss) to
average net assets (%)	(0.40)[r]		(0.31)[r]
Portfolio turnover (%)	110[m]		110[m]

a Class 1 and Class NAV shares began operations on 10-15-05.
h Based on the average of the shares outstanding.
m Not annualized.
r Annualized.

The accompanying notes are an integral part of the financial statements. 158

John Hancock Funds II

Financial Highlights (For a share outstanding throughout the period)

Small Company Growth
Class NAV		Class NAV
Period ended	8-31-06[a]

Per share operating performance

Net asset value, beginning of period	$10.00
Net investment income (loss)[h]	(0.08)
Net realized and unrealized gain (loss) on investments	1.17
Total from investment operations	1.09
Net asset value, end of period	$11.09
Total return (%)	10.90[m]
Ratios and supplemental data

Net assets, end of period (in millions)	$74
Ratio net of expenses to average net assets (%)	1.16[r]
Ratio of net investment income (loss) to
average net assets (%)	(0.83)[r]
Portfolio turnover (%)	49[m]

a Class 1 and Class NAV shares began operations on 10-29-05.
h Based on the average of the shares outstanding.
m Not annualized.
r Annualized.

The accompanying notes are an integral part of the financial statements. 159

John Hancock Funds II

Financial Highlights (For a share outstanding throughout the period)

Small Company Value
Class 1		Class NAV
Period ended	8-31-06[a]		8-31-06[a]

Per share operating performance

Net asset value, beginning of period	$21.09		$21.06
Net investment income (loss)[h]	0.10		0.11
Net realized and unrealized gain (loss) on investments	2.52		2.51
Total from investment operations	2.62		2.62
Less distributions
From net investment income	(0.05)		(0.05)
	(0.05)		(0.05)
Net asset value, end of period	$23.66		$23.63
Total return[k,l] (%)	12.41[m]		12.44[m]
Ratios and supplemental data

Net assets, end of period (in millions)	$149		$239
Ratio of net expenses to average net assets (%)	1.10[r]		1.05[r]
Ratio of gross expenses to average net assets[p] (%)	1.12[r]		1.07[r]
Ratio of net investment income (loss) to
average net assets (%)	0.46[r]		0.53[r]
Portfolio turnover (%)	12[m]		12[m]

a Class 1 and Class NAV shares began operations on 10-15-05.
h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.
l Total returns would have been lower had certain expenses not been reduced during the period shown.
m Not annualized.
p Does not take into consideration expense reductions during the period shown.
r Annualized.

The accompanying notes are an integral part of the financial statements. 160

John Hancock Funds II

Financial Highlights (For a share outstanding throughout the period)

Special Value
Class 1		Class NAV
Period ended	8-31-06[a]		8-31-06[a]

Per share operating performance

Net asset value, beginning of period	$18.66		$18.66
Net investment income (loss)[h]	0.06		0.08
Net realized and unrealized gain (loss) on investments	1.79		1.80
Total from investment operations	1.85		1.88
Less distributions
From net investment income	(0.01)		(0.02)
	(0.01)		(0.02)
Net asset value, end of period	$20.50		$20.52
Total return (%)[k]	9.91[m]		10.06[m]
Ratios and supplemental data

Net assets, end of period (in millions)	$4		$124
Ratio of net expenses to average net assets (%)	1.12[r]		1.07[r]
Ratio of net investment income (loss) to
average net assets (%)	0.35[r]		0.44[r]
Portfolio turnover (%)	26[m]		26[m]

a Class 1 and Class NAV shares began operations on 10-15-05.
h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.
m Not annualized.
r Annualized.

The accompanying notes are an integral part of the financial statements. 161

John Hancock Funds II

Financial Highlights (For a share outstanding throughout the period)

Spectrum Income
Class NAV
Period ended	8-31-06[a]

Per share operating performance

Net asset value, beginning of period	$10.00
Net investment income (loss)[h]	0.35
Net realized and unrealized gain (loss) on investments	0.19
Total from investment operations	0.54
Less distributions
From net investment income	(0.27)
(0.27)
Net asset value, end of period	$10.27
Total return[k,l] (%)	5.47[m]
Ratios and supplemental data

Net assets, end of period (in millions)	$764
Ratio of net expenses to average net assets (%)	0.93[r]
Ratio of gross expenses to average net assets[p] (%)	0.94[r]
Ratio of net investment income (loss) to
average net assets (%)	4.15[r]
Portfolio turnover (%)	123[m]

a Class NAV shares began operations on 10-29-05.
h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.
l Total returns would have been lower had certain expenses not been reduced during the periods shown.
m Not annualized.
p Does not take into consideration expense reductions during the period shown.
r Annualized.

The accompanying notes are an integral part of the financial statements. 162

John Hancock Funds II

Financial Highlights (For a share outstanding throughout the period)

Strategic Bond
Class 1		Class NAV
Period ended	8-31-06[a]		8-31-06[a]

Per share operating performance

Net asset value, beginning of period	$11.85		$11.83
Net investment income (loss)[h]	0.51		0.51
Net realized and unrealized gain (loss) on investments	(0.04)		(0.04)
Total from investment operations	0.47		0.47
Less distributions
From net investment income	(0.53)		(0.53)
From net realized gain	—[j]		—[j]
	(0.53)		(0.53)
Net asset value, end of period	$11.79		$11.77
Total return[k] (%)	4.18[m]		4.22[m]
Ratios and supplemental data

Net assets, end of period (in millions)	$42		$270
Ratio of net expenses to average net assets (%)	0.82[r]		0.77[r]
Ratio of net investment income (loss) to
average net assets (%)	4.88[r]		4.88[r]
Portfolio turnover (%)	192[m]		192[m]

a Class 1 and Class NAV shares began operations on 10-15-05.
h Based on the average of the shares outstanding.
j Less than $0.01 per share.
k Assumes dividend reinvestment.
m Not annualized.
r Annualized.

The accompanying notes are an integral part of the financial statements. 163

John Hancock Funds II

Financial Highlights (For a share outstanding throughout the period)

Strategic Income
Class NAV
Period ended	8-31-06[a]

Per share operating performance

Net asset value, beginning of period	$10.00
Net investment income (loss)[h]	0.14
Net realized and unrealized gain (loss) on investments	(0.01)
Total from investment operations	0.13
Less distributions
From net investment income	(0.07)
(0.07)
Net asset value, end of period	$10.06
Total return[k] (%)	1.37[m]
Ratios and supplemental data

Net assets, end of period (in millions)	$281
Ratio of net expenses to average net assets (%)	0.86[r]
Ratio of net investment income (loss) to
average net assets (%)	4.18[r]
Portfolio turnover (%)	65[m]

a Class NAV shares began operations on 4-28-06.
h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.
m Not annualized.
r Annualized.

The accompanying notes are an integral part of the financial statements. 164

John Hancock Funds II

Financial Highlights (For a share outstanding throughout the period)

Strategic Value
Class 1		Class NAV
Period ended	8-31-06[a]		8-31-06[a]

Per share operating performance

Net asset value, beginning of period	$10.29		$10.25
Net investment income (loss)[h]	0.09		0.10
Net realized and unrealized gain (loss) on investments	0.58		0.57
Total from investment operations	0.67		0.67
Less distributions
From net investment income	(0.02)		(0.02)
	(0.02)		(0.02)
Net asset value, end of period	$10.94		$10.90
Total return[k] (%)	6.47[m]		6.52[m]
Ratios and supplemental data

Net assets, end of period (in millions)	$14		$139
Ratio of net expenses to average net assets (%)	0.97[r]		0.92[r]
Ratio of net investment income (loss) to average net assets (%)	0.98[r]		1.10[r]
Portfolio turnover (%)	42[m]		42[m]

a Class 1 and Class NAV shares began operations on 10-15-05.
h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.
m Not annualized.
r Annualized.

The accompanying notes are an integral part of the financial statements. 165

John Hancock Funds II

Financial Highlights (For a share outstanding throughout the period)

Total Return
Class 1		Class NAV
Period ended	8-31-06[a]		8-31-06[a]

Per share operating performance

Net asset value, beginning of period	$13.70		$13.67
Net investment income (loss)[h]	0.46		0.47
Net realized and unrealized gain (loss) on investments	(0.04)		(0.05)
Total from investment operations	0.42		0.42
Less distributions
From net investment income	(0.34)		(0.34)
	(0.34)		(0.34)
Net asset value, end of period	$13.78		$13.75
Total return[k] (%)	3.14[m]		3.18[m]
Ratios and supplemental data

Net assets, end of period (in millions)	$118		$1,041
Ratio of net expenses to average net assets (%)	0.82[r]		0.77[r]
Ratio of net investment income (loss) to
average net assets (%)	3.85[r]		3.95[r]
Portfolio turnover (%)	398[m]		398[m]

a Class 1 and Class NAV shares began operations on 10-15-05.
h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.
m Not annualized.
r Annualized.

The accompanying notes are an integral part of the financial statements. 166

John Hancock Funds II

Financial Highlights (For a share outstanding throughout the period)

U.S. Global Leaders Growth
Class 1		Class NAV
Period ended	8-31-06[a]		8-31-06[a]

Per share operating performance

Net asset value, beginning of period	$12.79		$12.80
Net investment income (loss)[h]	0.05		0.06
Net realized and unrealized gain (loss) on investments	(0.17)		(0.17)
Total from investment operations	(0.12)		(0.11)
Less distributions
From net investment income	(0.01)		(0.01)
	(0.01)		(0.01)
Net asset value, end of period	$12.66		$12.68
Total return[k] (%)	(0.97)[m]		(0.88)[m]
Ratios and supplemental data

Net assets, end of period (in millions)	$25		$452
Ratio of net expenses to average net assets (%)	0.79[r]		0.74[r]
Ratio of net investment income (loss) to
average net assets (%)	0.44[r]		0.52[r]
Portfolio turnover (%)	17[m]		17[m]

a Class 1 and Class NAV shares began operations on 10-15-05.
h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.
m Not annualized.
r Annualized.

The accompanying notes are an integral part of the financial statements. 167

John Hancock Funds II

Financial Highlights (For a share outstanding throughout the period)

U.S. Government Securities
Class 1		Class NAV
Period ended	8-31-06[a]		8-31-06[a]

Per share operating performance

Net asset value, beginning of period	$13.54		$13.51
Net investment income (loss)[h]	0.44		0.44
Net realized and unrealized gain (loss) on investments	(0.07)		(0.06)
Total from investment operations	0.37		0.38
Less distributions
From net investment income	(0.32)		(0.33)
From net realized gain	—[j]		—[j]
	(0.32)		(0.33)
Net asset value, end of period	$13.59		$13.56
Total return (%)[k]	2.87[m]		2.91[m]
Ratios and supplemental data

Net assets, end of period (in millions)	$43		$161
Ratio of net expenses to average net assets (%)	0.78[r]		0.73[r]
Ratio of net investment income (loss) to
average net assets (%)	3.67[r]		3.75[r]
Portfolio turnover (%)	100[m]		100[m]

a Class 1 and Class NAV shares began operations on 10-15-05.
h Based on the average of the shares outstanding.
j Less than $0.01 per share.
k Assumes dividend reinvestment.
m Not annualized.
r Annualized.

The accompanying notes are an integral part of the financial statements. 168

John Hancock Funds II

Financial Highlights (For a share outstanding throughout the period)

U.S. High Yield Bond
Class 1		Class NAV
Period ended	8-31-06[a]		8-31-06[a]

Per share operating performance

Net asset value, beginning of period	$12.74		$12.74
Net investment income (loss)[h]	0.80		0.80
Net realized and unrealized gain (loss) on investments	0.02		0.02
Total from investment operations	0.82		0.82
Less distributions
From net investment income	(0.51)		(0.51)
	(0.51)		(0.51)
Net asset value, end of period	$13.05		$13.05
Total return[k] (%)	6.55[m]		6.58[m]
Ratios and supplemental data

Net assets, end of period (in millions)	$2		$288
Ratio of net expenses to average net assets (%)	0.87[r]		0.82[r]
Ratio of net investment income (loss) to
average net assets (%)	7.12[r]		7.06[r]
Portfolio turnover (%)	108[m]		108[m]

a Class 1 and Class NAV shares began operations on 10-15-05.
h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.
m Not annualized.
r Annualized.

The accompanying notes are an integral part of the financial statements. 169

John Hancock Funds II

Financial Highlights (For a share outstanding throughout the period)

U.S. Multi Sector
Class NAV
Period ended	8-31-06[a]

Per share operating performance

Net asset value, beginning of period	$10.00
Net investment income (loss)[h]	0.09
Net realized and unrealized gain (loss) on investments	0.33
Total from investment operations	0.42
Less distributions
From net investment income	(0.01)
(0.01)
Net asset value, end of period	$10.41
Total return[k] (%)	4.25[m]
Ratios and supplemental data

Net assets, end of period (in millions)	$1,227
Ratio of net expenses to average net assets (%)	0.82[r]
Ratio of net investment income (loss) to
average net assets (%)	1.01[r]
Portfolio turnover (%)	116[m]

a Class NAV shares began operations on 10-29-05.
h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.
m Not annualized.
r Annualized.

The accompanying notes are an integral part of the financial statements. 170

John Hancock Funds II

Financial Highlights (For a share outstanding throughout the period)

Value & Restructuring
Class NAV
Period ended	8-31-06[a]

Per share operating performance

Net asset value, beginning of period	$10.00
Net investment income (loss)[h]	0.12
Net realized and unrealized gain (loss) on investments	0.99
Total from investment operations	1.11
Less distributions
From net investment income	(0.03)
(0.03)
Net asset value, end of period	$11.08
Total return[k] (%)	11.07[m]
Ratios and supplemental data

Net assets, end of period (in millions)	$296
Ratio of net expenses to average net assets (%)	0.92[r]
Ratio of net investment income (loss) to
average net assets (%)	1.33[r]
Portfolio turnover (%)	17[m]

a Class NAV shares began operations on 10-29-05.
h Based on the average of the shares outstanding.
k Assumes dividend reinvestment.
m Not annualized.
r Annualized.

The accompanying notes are an integral part of the financial statements. 171

John Hancock Funds II

Financial Highlights (For a share outstanding throughout the period)

Vista
Class NAV
Period ended	8-31-06[a]

Per share operating performance

Net asset value, beginning of period	$10.00
Net investment income (loss)[h]	(0.01)
Net realized and unrealized gain (loss) on investments	0.71
Total from investment operations	0.70
Net asset value, end of period	$10.70
Total return (%)	7.00[m]
Ratios and supplemental data

Net assets, end of period (in millions)	$123
Ratio of net expenses to average net assets (%)	1.04[r]
Ratio of net investment income (loss) to
average net assets (%)	(0.15)[r]
Portfolio turnover (%)	205[m]

a Class NAV shares began operations on 10-29-05.
h Based on the average of the shares outstanding.
m Not annualized.
r Annualized.

The accompanying notes are an integral part of the financial statements. 172

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Absolute Return Fund
	Shares or
	Principal
	Amount	Value

INVESTMENT COMPANIES - 92.37%
Mutual Funds - 92.37%
Capital Appreciation Fund Class NAV	21,668	$204,767
Core Bond Fund Class NAV	12,400	155,123
Emerging Small Company Fund Class NAV	3,401	98,537
Equity-Income Fund Class NAV	5,807	105,168
Fundamental Value Fund Class NAV	6,588	104,282
Global Bond Fund Class NAV	6,974	103,138
High Income Fund Class NAV	41,253	407,164
High Yield Fund Class NAV	10,288	103,699
International Opportunities Fund Class NAV	6,689	108,094
International Small Company Fund Class NAV	16,873	157,424
International Value Fund Class NAV	6,020	107,646
Investment Quality Bond Fund Class NAV	13,196	155,055
Large Cap Fund Class NAV	10,722	157,291
Large Cap Value Fund Class NAV	4,507	103,695
Natural Resources Fund Class NAV	5,929	211,088
PowerShares DB Commodity
Index Tracking Fund	4,000	100,000
Quantitative Value Fund Class NAV	6,468	107,115
Real Estate Equity Fund Class NAV	45,918	504,643
Real Return Bond Fund Class NAV	39,215	522,338
Small Company Value Fund Class NAV	6,418	151,669
Spectrum Income Fund Class NAV	30,242	310,583
Strategic Bond Fund Class NAV	17,824	209,793
Strategic Income Fund Class NAV	15,298	153,899
Total Return Fund Class NAV	26,398	362,971
U.S. Government Securities Fund Class NAV	7,609	103,181

		4,808,363

TOTAL INVESTMENT COMPANIES (Cost $4,647,830)		$4,808,363

SHORT TERM INVESTMENTS - 7.10%
United States Treasury Bill
zero coupon due 09/28/2006	$371,000	$369,634

TOTAL SHORT TERM INVESTMENTS
(Cost $369,633)		$369,634

Total Investments (Absolute Return Fund)
(Cost $5,017,463) - 99.47%		$5,177,997
Other Assets in Excess of Liabilities - 0.53%		27,777

TOTAL NET ASSETS - 100.00%		$5,205,774

Active Bond Fund
	Shares or
	Principal
	Amount	Value

PREFERRED STOCKS - 0.06%
Food & Beverages - 0.06%
Ocean Spray Cranberries, Inc. *	3,200	$254,900

TOTAL PREFERRED STOCKS (Cost $262,400)		$254,900

Active Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

U.S. TREASURY OBLIGATIONS - 17.35%
U.S. Treasury Bonds - 2.97%
4.50% due 02/15/2036	$7,868,000	$7,405,141
5.375% due 02/15/2031 (a)	650,000	691,539
6.875% due 08/15/2025 (a)	2,080,000	2,567,176
8.75% due 08/15/2020 (a)	1,663,000	2,299,616

		12,963,472
U.S. Treasury Notes - 14.38%
4.25% due 11/15/2013 (a)	7,620,000	7,400,331
4.50% due 11/15/2015 (a)	1,925,000	1,889,959
4.75% due 08/31/2011	9,140,000	9,110,010
4.875% due 08/15/2016	8,480,000	8,576,061
4.875% due 08/15/2009 to 07/31/2011 (a)	17,104,000	17,198,090
5.00% due 07/31/2008 (a)	12,020,000	12,063,200
5.125% due 05/15/2016 (a)	6,355,000	6,535,469

		62,773,120

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $75,006,322)		$75,736,592

U.S. GOVERNMENT AGENCY OBLIGATIONS - 34.00%
Federal Home Loan Bank - 0.03%
5.80% due 09/02/2008	135,000	136,574
Federal Home Loan Mortgage Corp. - 1.42%
3.952% due 06/01/2034	150,029	145,889
4.50% due 03/01/2019	1,657,130	1,592,532
5.00% due 10/18/2010 (a)	1,330,000	1,325,368
5.168% due 11/01/2035	1,117,575	1,090,942
5.287% due 12/01/2035	1,077,095	1,058,703
5.875% due 03/21/2011 (a)	81,000	83,138
6.00% due 12/01/2035	884,350	886,054

		6,182,626
Federal National Mortgage
Association - 32.45%
2.50% due 06/15/2008	3,039,000	2,904,494
3.765% due 07/01/2033 (b)	7,639	7,538
4.375% due 03/15/2013 (a)	20,000	19,233
4.50% TBA ** ***	6,000,000	5,765,628
5.00% due 05/01/2018 to 04/01/2036	9,217,121	8,986,376
5.00% TBA **	30,000,000	28,840,610
5.057% due 05/01/2035	5,078,666	5,058,651
5.50% due 02/01/2018 to 01/01/2036	11,403,068	11,226,469
5.50% due 03/15/2011 (a)	5,086,000	5,180,701
5.50% TBA **	30,000,000	29,437,500
5.75% due 05/01/2013	755,000	756,773
6.00% due 05/01/2035 to 08/01/2036	17,334,858	17,360,035
6.00% due 05/15/2008 (a)	3,548,000	3,597,949
6.00% TBA **	11,000,000	11,010,318
6.25% due 05/15/2029	157,000	177,669
6.50% due 02/01/2036 to 06/01/2036	5,829,437	5,918,457
6.625% due 09/15/2009 (a)	5,046,000	5,272,823
7.00% due 09/01/2010 to 10/25/2041	137,184	140,115
7.50% due 09/01/2029 to 08/01/2031	8,664	8,972

		141,670,311
The accompanying notes are an integral part of the financial statements. 173

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Active Bond Fund (continued)
		Shares or
		Principal
		Amount	Value

U.S. GOVERNMENT AGENCY
OBLIGATIONS (continued)
Government National Mortgage
Association - 0.08%
5.00% due 04/15/2035		$130,054	$126,026
5.50% due 03/15/2035		125,142	123,970
6.00% due 03/15/2033 to 06/15/2033		58,903	59,521
6.50% due 09/15/2028 to 08/15/2031		11,220	11,493
7.00% due 04/15/2029		3,341	3,448
8.00% due 10/15/2026		3,324	3,528

			327,986
The Financing Corp. - 0.02%
10.35% due 08/03/2018		75,000	109,438

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $148,030,603)			$148,426,935

FOREIGN GOVERNMENT OBLIGATIONS - 0.16%
Argentina - 0.02%
Republic of Argentina
zero coupon, Step up to 1.18% on
03/31/2009 due 12/31/2038 (b)	ARS	177,218	28,354
0.275% due 12/15/2035 (b)		393,449	10,924
5.83% due 12/31/2033 (b)		72,870	29,736

			69,014
Canada - 0.00%
Government of Canada
5.50% due 06/01/2010	CAD	5,000	4,753
Chile - 0.05%
Republic of Chile
5.90% due 01/28/2008 (b)		$223,000	223,781
Colombia - 0.01%
Republic of Colombia
10.00% due 01/23/2012		20,000	23,280
11.75% due 03/01/2010	COP	16,000,000	7,191

			30,471
Japan - 0.01%
Government of Japan
0.90% due 12/22/2008	JPY	550,000	4,712
1.50% due 09/20/2014		1,350,000	11,493
1.80% due 03/22/2010		2,650,000	23,302

			39,507
Mexico - 0.06%
Government of Mexico
8.00% due 12/07/2023	MXN	238,900	20,993
8.00% due 12/19/2013		167,800	15,268
9.875% due 02/01/2010		$205,000	233,495

			269,756
Panama - 0.00%
Republic of Panama
8.875% due 09/30/2027		6,000	7,320
9.375% due 07/23/2012		2,000	2,315

			9,635

Active Bond Fund (continued)
		Shares or
		Principal
		Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS
(continued)
Peru - 0.00%
Republic of Peru
9.125% due 02/21/2012		$3,000	$3,420
9.875% due 02/06/2015		2,000	2,460

			5,880

Philippines - 0.00%
Republic of Philippines
9.125% due 02/22/2010	EUR	2,000	2,872
10.625% due 03/16/2025		$1,000	1,311

			4,183

Sweden - 0.00%
Kingdom of Sweden
5.00% due 01/28/2009	SEK	30,000	4,290
5.25% due 03/15/2011		30,000	4,424

			8,714

Turkey - 0.01%
Republic of Turkey
20.00% due 10/17/2007	TRY	23,700	17,413

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $685,492)			$683,107

CORPORATE BONDS - 24.45%
Aerospace - 0.01%
Systems 2001 Asset Trust LLC
6.664% due 09/15/2013		$45,073	47,212
Air Travel - 0.07%
Continental Airlines Inc., Series 991A
6.545% due 02/02/2019		107,963	109,233
Continental Airlines, Inc., Series 00-2
8.307% due 04/02/2018		178,160	177,066
Delta Air Lines, Inc.
8.00% due 12/15/2007		4,000	950

			287,249

Amusement & Theme Parks - 0.03%
HRP Myrtle Beach Operations LLC
9.8181% due 04/01/2012 (b)		140,000	139,300
Auto Parts - 0.00%
Delphi Trust II
6.197% due 11/15/2033 (b)		2,000	1,280
Auto Services - 0.05%
Erac USA Finance Company
6.70% due 06/01/2034		205,000	211,417
7.95% due 12/15/2009		10,000	10,713

			222,130

Automobiles - 0.14%
DaimlerChrysler N.A. Holding Corp.
4.05% due 06/04/2008		234,000	228,136
5.875% due 03/15/2011		395,000	396,624

			624,760

Banking - 1.57%
Allied Irish Banks PLC
7.50% due 12/29/2049 (b)	EUR	1,000	1,446

The accompanying notes are an integral part of the financial statements. 174

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Active Bond Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Banking (continued)
BAC Capital Trust XI
6.625% due 05/23/2036		$555,000	$579,181
Banco Santander Chile
5.375% due 12/09/2014		5,000	4,887
5.6325% due 12/09/2009 (b)		18,000	18,090
Bank of Ireland
6.45% due 02/10/2010	EUR	1,000	1,382
BankAmerica Institutional Capital B
7.70% due 12/31/2026		$125,000	130,310
BNP Paribas Capital Trust
9.003% due 12/29/2049 (b)		350,000	393,434
Chuo Mitsui Trust & Banking Company
5.506% due 04/15/2049 (b)		350,000	333,276
HBOS PLC
3.125% due 01/12/2007		17,000	16,856
5.375% due 11/29/2049 (b)		22,000	21,444
6.413% due 09/29/2049 (b)		450,000	428,130
Independence Community Bank Corp.
3.75% due 04/01/2014 (b)		5,000	4,790
Landsbanki Islands HF
1.00% due 08/25/2009 (b)		490,000	489,883
6.10% due 08/25/2011		295,000	295,580
NB Capital Trust IV
8.25% due 04/15/2027		50,000	52,501
Rabobank Capital Funding II
5.26% due 12/29/2049 (b)		560,000	542,797
RBS Capital Trust IV
6.2988% due 09/29/2049 (b)		18,000	18,065
Royal Bank of Scotland Group PLC
7.648% due 08/31/2049 (b)		580,000	657,292
Sovereign Capital Trust I
9.00% due 04/01/2027		370,000	387,901
TuranAlem Finance BV
7.875% due 06/02/2010		12,000	12,299
USB Capital IX
6.189% due 04/15/2042 (b)		520,000	522,175
Wachovia Capital Trust II
6.0069% due 01/15/2027 (b)		385,000	369,140
Wachovia Capital Trust III
5.80% due 03/15/2042 (b)		700,000	696,885
Washington Mutual Bank, Series BKNT
6.75% due 05/20/2036		400,000	420,656
Washington Mutual, Inc.
4.20% due 01/15/2010		222,000	214,168
5.7369% due 03/22/2012 (b)		7,000	6,980
Wells Fargo Company
3.50% due 04/04/2008 (a)		219,000	213,290

			6,832,838
Broadcasting - 0.62%
Clear Channel Communications, Inc.
5.50% due 09/15/2014 (a)		245,000	226,671
6.00% due 11/01/2006		9,000	9,004
7.65% due 09/15/2010		214,000	225,109
Liberty Media Corp.
6.8294% due 09/17/2006 (b)		32,000	32,011

Active Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Broadcasting (continued)
News America Holdings, Inc.
6.75% due 01/09/2038	$2,000	$2,081
7.75% due 12/01/2045	9,000	9,881
8.25% due 08/10/2018	345,000	403,206
Viacom, Inc.
5.75% due 04/30/2011	1,000,000	991,770
6.875% due 04/30/2036	525,000	514,979
XM Satellite Radio Holdings, Inc.
9.75% due 05/01/2014 (a)	330,000	310,200

		2,724,912
Building Materials & Construction - 0.05%
Hanson PLC
6.125% due 08/15/2016	200,000	201,977
Business Services - 0.07%
Electronic Data Systems Corp.
7.125% due 10/15/2009	2,000	2,085
Xerox Corp.
6.75% due 02/01/2017	300,000	300,750

		302,835
Cable and Television - 0.82%
Comcast Corp.
5.90% due 03/15/2016	240,000	237,913
6.50% due 11/15/2035	530,000	522,570
Comcast Corp., Class A
5.30% due 01/15/2014	219,000	211,344
7.05% due 03/15/2033	11,000	11,547
Cox Communications, Inc.
4.625% due 01/15/2010	22,000	21,313
5.45% due 12/15/2014	218,000	207,382
6.75% due 03/15/2011	209,000	216,715
7.125% due 10/01/2012	315,000	333,250
7.75% due 11/01/2010	207,000	222,710
Shaw Communications, Inc.
8.25% due 04/11/2010	275,000	289,094
TCI Communications, Inc.
9.80% due 02/01/2012 (a)	275,000	323,903
Time Warner Companies, Inc.
7.57% due 02/01/2024	34,000	36,435
Time Warner Entertainment Company LP
8.375% due 03/15/2023	280,000	315,043
Time Warner Entertainment Company, LP
8.375% due 07/15/2033	535,000	613,540
Time Warner, Inc.
6.15% due 05/01/2007	13,000	13,051
7.625% due 04/15/2031	9,000	9,746

		3,585,556
Cellular Communications - 0.34%
America Movil S.A. de CV
5.75% due 01/15/2015	275,000	270,668
American Tower Corp.
7.50% due 05/01/2012 (a)	12,000	12,210
AT&T Wireless Services, Inc.
7.875% due 03/01/2011	211,000	230,218
8.75% due 03/01/2031	209,000	264,162

The accompanying notes are an integral part of the financial statements. 175

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Active Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Cellular Communications (continued)
Cingular Wireless Services, Inc.
8.125% due 05/01/2012	$240,000	$268,708
Nextel Communications, Inc.
7.375% due 08/01/2015	2,000	2,058
Nextel Partners, Inc.
8.125% due 07/01/2011	405,000	425,250
Rogers Wireless, Inc.
9.625% due 05/01/2011	8,000	8,940
Verizon Wireless Capital LLC
5.375% due 12/15/2006	22,000	21,992

		1,504,206

Chemicals - 0.11%
Cytec Industries, Inc.
6.75% due 03/15/2008	13,000	13,156
ICI Wilmington, Inc.
4.375% due 12/01/2008	218,000	212,578
Lyondell Chemical Company
10.875% due 05/01/2009 (a)	25,000	25,500
Nova Chemicals Ltd.
7.875% due 09/15/2025	265,000	238,169

		489,403

Computers & Business Equipment - 0.12%
Cisco Systems, Inc.
5.50% due 02/22/2016	510,000	507,759
Construction & Mining Equipment - 0.16%
Caterpillar, Inc.
6.05% due 08/15/2036	305,000	313,988
Kennametal, Inc.
7.20% due 06/15/2012	365,000	385,156

		699,144

Containers & Glass - 0.07%
BWAY Corp.
10.00% due 10/15/2010	290,000	303,775
Crude Petroleum & Natural Gas - 0.00%
Premcor Refining Group, Inc.
7.50% due 06/15/2015	4,000	4,178
Diversified Financial Services - 0.32%
Ford Motor Credit Company
9.75% due 09/15/2010	468,000	484,429
Kinder Morgan Finance Company ULC
6.40% due 01/05/2036	700,000	611,457
Quebecor World Capital Corp.
8.75% due 03/15/2016	115,000	107,525
Tate & Lyle International Finance PLC
5.00% due 11/15/2014	208,000	194,918

		1,398,329

Domestic Oil - 0.25%
Devon Financing Corp., ULC
6.875% due 09/30/2011 (a)	205,000	217,400
Enterprise Products Operating LP
6.375% due 02/01/2013	645,000	658,394

Active Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Domestic Oil (continued)
Hess Corp.
7.30% due 08/15/2031	$212,000	$235,890

		1,111,684
Drugs & Health Care - 0.10%
Allegiance Corp.
7.00% due 10/15/2026	205,000	218,785
Wyeth
4.375% due 03/01/2008	210,000	207,110

		425,895
Electrical Equipment - 0.02%
Ametek, Inc.
7.20% due 07/15/2008	90,000	92,246
Electrical Utilities - 2.95%
AES Eastern Energy LP, Series 99-A
9.00% due 01/02/2017	488,603	537,464
AES Gener SA
7.50% due 03/25/2014 (a)	218,000	226,482
American Electric Power Company, Inc.
5.25% due 06/01/2015	210,000	202,276
Appalachian Power Company
5.80% due 10/01/2035	39,000	36,276
Arizona Public Service Company
5.50% due 09/01/2035	222,000	192,212
Beaver Valley Funding Corp.
9.00% due 06/01/2017	395,000	445,509
CenterPoint Energy Houston Electric LLC, Series K2
6.95% due 03/15/2033	10,000	11,028
CenterPoint Energy Resources Corp.
7.875% due 04/01/2013	235,000	259,141
Constellation Energy Group Inc.
7.60% due 04/01/2032	360,000	412,095
CSFB (Empresa Electrica Guacolda SA)
8.625% due 04/30/2013	197,500	217,372
Dominion Resources, Inc.
5.70% due 09/17/2012	207,000	207,382
7.50% due 06/30/2066 (b)	820,000	846,818
Empresa Nacional De Electricidad
8.35% due 08/01/2013	220,000	244,379
8.50% due 04/01/2009	8,000	8,518
Enersis SA
7.375% due 01/15/2014	12,000	12,640
Entergy (Waterford 3 Funding)
8.09% due 01/02/2017	474,148	490,421
Entergy Gulf States, Inc.
5.70% due 06/01/2015	175,000	169,461
FirstEnergy Corp.
6.45% due 11/15/2011	209,000	216,763
7.375% due 11/15/2031	226,000	255,578
HQI Transelec Chile SA
7.875% due 04/15/2011 (a)	325,000	341,951
Indiantown Cogeneration LP, Series A-9
9.26% due 12/15/2010	101,663	106,931
Ipalco Enterprises, Inc.
8.625% due 11/14/2011	285,000	305,662

The accompanying notes are an integral part of the financial statements. 176

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Active Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Electrical Utilities (continued)
Monterrey Power SA De CV
9.625% due 11/15/2009	$157,906	$172,710
National Grid PLC
6.30% due 08/01/2016	745,000	763,632
Nevada Power Company
6.50% due 05/15/2018	345,000	352,873
6.65% due 04/01/2036	530,000	534,220
Pacific Gas & Electric Company
4.20% due 03/01/2011	246,000	234,630
4.80% due 03/01/2014	212,000	202,728
6.05% due 03/01/2034	834,000	824,302
PSEG Power LLC
5.00% due 04/01/2014	214,000	202,981
8.625% due 04/15/2031	214,000	274,245
Scottish Power PLC
4.91% due 03/15/2010	225,000	220,492
Sierra Pacific Power Company
6.00% due 05/15/2016	840,000	833,771
System Energy Resources, Inc.
5.129% due 01/15/2014	466,355	454,682
Texas-New Mexico Power Company
6.125% due 06/01/2008	440,000	441,753
TransAlta Corp.
5.75% due 12/15/2013	485,000	478,698
TXU Corp., Series R
6.55% due 11/15/2034	715,000	660,915
United Energy Distribution Property, Ltd.
4.70% due 04/15/2011	6,000	5,841
Virginia Electric and Power Company
6.00% due 01/15/2036	500,000	484,060

		12,888,892
Electronics - 0.00%
Jabil Circuit, Inc.
5.875% due 07/15/2010	17,000	17,099
Energy - 0.67%
Duke Capital LLC
6.25% due 02/15/2013 (a)	470,000	476,411
6.75% due 02/15/2032 (a)	511,000	525,823
Enterprise Products Operating LP
4.95% due 06/01/2010	210,000	205,058
Enterprise Products Operating LP, Series B
5.00% due 03/01/2015 (a)	211,000	196,992
6.875% due 03/01/2033	209,000	213,503
Kansas City Power & Light Company, Series B
6.00% due 03/15/2007	11,000	11,031
KN Capital Trust I, Series B
8.56% due 04/15/2027	125,000	122,500
Nexen, Inc.
5.875% due 03/10/2035	212,000	198,333
Northern Border Pipeline Company
6.25% due 05/01/2007	12,000	12,040
Salton Sea Funding Corp., Series E
8.30% due 05/30/2011	176,610	186,365
Salton Sea Funding Corp., Series F
7.475% due 11/30/2018	326,061	341,203

Active Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Energy (continued)
Sempra Energy
4.75% due 05/15/2009	$208,000	$204,751
TXU Energy Company, LLC
7.00% due 03/15/2013	217,000	226,420

		2,920,430
Financial Services - 4.29%
American Express Company
6.80% due 09/01/2066	305,000	316,837
American General Finance Corp., Series MTNI
4.875% due 07/15/2012	500,000	483,344
Astoria Depositor Corp.
8.144% due 05/01/2021	500,000	545,215
AXA Financial, Inc.
7.75% due 08/01/2010	210,000	227,205
Bank of New York Institutional Capital Trust A
7.78% due 12/01/2026	60,000	62,568
Bear Stearns Companies, Inc.
5.70% due 11/15/2014	219,000	220,796
Bosphorus Financial Services Ltd
7.205% due 02/15/2012 (b)	375,000	372,186
Capital One Capital III
7.686% due 08/15/2036 (a)	610,000	636,767
Caterpillar Financial Services Corp.
4.50% due 06/15/2009	210,000	206,206
CIT Group, Inc.
5.60% due 04/27/2011	380,000	382,357
5.63% due 05/18/2007 (b)	8,000	8,014
Citigroup, Inc.
5.00% due 09/15/2014	218,000	210,922
5.625% due 08/27/2012	219,000	221,708
CNOOC Finance 2003 Ltd.
5.50% due 05/21/2033	10,000	9,203
Credit Suisse First Boston USA, Inc.
4.625% due 01/15/2008	208,000	206,236
6.50% due 01/15/2012	209,000	219,235
Dresdner Bank-New York
7.25% due 09/15/2015	211,000	234,709
E*Trade Financial Corp.
7.375% due 09/15/2013	310,000	313,100
ERP Operating LP
4.75% due 06/15/2009	13,000	12,793
ESI Tractebel Acquisition Corp., Series B
7.99% due 12/30/2011	550,000	569,353
FleetBoston Financial Corp.
4.875% due 12/01/2006	14,000	13,981
Ford Motor Credit Company
9.875% due 08/10/2011	165,000	172,392
Fund American Companies, Inc.
5.875% due 05/15/2013	214,000	210,095
General Electric Capital Corp.
5.45% due 01/15/2013	261,000	262,668
General Motors Acceptance Corp.
6.75% due 12/01/2014 (a)	315,000	301,986
6.875% due 09/15/2011	232,000	228,492
7.75% due 01/19/2010	42,000	42,691

The accompanying notes are an integral part of the financial statements. 177

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Active Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Financial Services (continued)
Goldman Sachs Group, Inc.
5.25% due 04/01/2013	$224,000	$220,222
Household Finance Corp.
6.375% due 10/15/2011 (a)	200,000	208,109
6.40% due 06/17/2008	237,000	241,326
HSBC Finance Capital Trust IX
5.911% due 11/30/2035 (b)	300,000	297,447
HSBC Finance Corp.
4.625% due 01/15/2008	213,000	211,222
6.75% due 05/15/2011	520,000	548,969
HVB Funding Trust III
9.00% due 10/22/2031	10,000	12,620
International Lease Finance Corp.
3.50% due 04/01/2009	213,000	203,634
4.55% due 10/15/2009	7,000	6,838
4.75% due 07/01/2009	30,000	29,530
5.00% due 04/15/2010	211,000	207,520
5.875% due 05/01/2013	215,000	219,104
International Lease Finance Corp., Series P
5.9069% due 01/15/2010 (b)	13,000	13,088
International Lease Finance Corp., Series MTN
5.45% due 03/24/2011	1,200,000	1,201,121
Jefferies Group, Inc.
6.25% due 01/15/2036	300,000	286,052
John Deere Capital Corp., Series D
4.125% due 01/15/2010	39,000	37,628
JPMorgan Chase & Company
5.35% due 03/01/2007	9,000	8,995
6.75% due 02/01/2011	218,000	229,867
JSG Funding PLC
9.625% due 10/01/2012	285,000	297,469
Lehman Brothers Holdings, Inc., Series N
4.25% due 01/27/2010	285,000	275,683
MBNA Capital, Series B
6.2888% due 02/01/2027 (b)	23,000	22,712
Merrill Lynch & Company, Inc.
6.05% due 05/16/2016	340,000	350,686
Metallurg Holdings, Inc.
10.50% due 10/01/2010 (a)	355,000	351,450
Mizuho Financial Group (Cayman), Ltd.
8.375% due 12/29/2049	420,000	444,528
Morgan Stanley
4.25% due 05/15/2010	232,000	223,615
MUFG Capital Finance 1, Ltd.
6.346% due 07/29/2049 (b)	540,000	540,544
Nisource Finance Corp.
5.25% due 09/15/2017	640,000	589,542
6.15% due 03/01/2013	219,000	220,509
7.875% due 11/15/2010	216,000	232,124
Nissan Motor Acceptance Corp.
5.625% due 03/14/2011	370,000	370,135
Nuveen Investments, Inc., Class A
5.50% due 09/15/2015	29,000	27,942
Popular North America, Inc.
4.70% due 06/30/2009	12,000	11,738

Active Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Financial Services (continued)
Popular North America, Inc., Series E
6.125% due 10/15/2006	$14,000	$14,009
Reliastar Financial Corp.
6.50% due 11/15/2008	14,000	14,321
Residential Capital Corp.
6.00% due 02/22/2011	630,000	626,583
7.3369% due 04/17/2009 (b)	700,000	703,114
Skandinaviska Enskilda Banken AB
5.471% due 03/29/2049 (b)	400,000	377,796
SLM Corp., Series A
5.00% due 04/15/2015	27,000	25,718
St. George Funding Company LLC
zero coupon, Step up to 8.985% on
06/30/2017 due 12/31/2049	495,000	522,582
State Street Institutional Capital A
7.94% due 12/30/2026 (c)	160,000	167,150
The Goldman Sachs Group, Inc.
5.125% due 01/15/2015	247,000	238,896
Trinity Industries Leasing Companies
7.755% due 02/15/2009	310,089	307,763
Ucar Finance, Inc.
10.25% due 02/15/2012	270,000	283,500
Waddell & Reed Financial, Inc.
5.60% due 01/15/2011	400,000	395,263
Westfield Capital Corp, Ltd.
4.375% due 11/15/2010	214,000	205,444

		18,715,167

Food & Beverages - 0.34%
ASG Consolidated LLC/ASG Finance, Inc.
zero coupon, Step up to 11.5% on
11/01/2008 due 11/01/2011	395,000	342,662
Kellogg Company, Series B
6.60% due 04/01/2011	209,000	219,026
Kraft Foods, Inc.
5.625% due 11/01/2011	219,000	220,391
Nabisco, Inc.
7.05% due 07/15/2007	8,000	8,074
7.55% due 06/15/2015	229,000	259,089
Panamerican Beverages, Inc.
7.25% due 07/01/2009	95,000	98,040
Smithfield Foods., Inc.
7.00% due 08/01/2011	18,000	18,067
Tyson Foods, Inc.
6.60% due 04/01/2016	330,000	334,865

		1,500,214

Forest Products - 0.00%
Weyerhaeuser Company
6.125% due 03/15/2007	5,000	5,006
Gas & Pipeline Utilities - 0.51%
CenterPoint Energy Resources Corp.
6.15% due 05/01/2016	530,000	536,446
Dynegy-Roseton Danskammer
7.67% due 11/08/2016	225,000	221,625
Energy Transfer Partners LP
5.95% due 02/01/2015	435,000	432,702

The accompanying notes are an integral part of the financial statements. 178

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Active Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Gas & Pipeline Utilities (continued)
Kinder Morgan Energy Partners LP
5.80% due 03/15/2035	$208,000	$186,739
7.30% due 08/15/2033	212,000	227,478
Magellan Midstream Partners LP
6.45% due 06/01/2014	340,000	350,856
MarkWest Energy Partners LP
8.50% due 07/15/2016	260,000	263,250
Michigan Consolidated Gas Company
5.70% due 03/15/2033	14,000	13,080

		2,232,176
Healthcare Products - 0.09%
Boston Scientific Corp.
6.40% due 06/15/2016	395,000	399,806
Healthcare Services - 0.18%
Coventry Health Care, Inc.
5.875% due 01/15/2012	225,000	222,332
UnitedHealth Group, Inc.
5.375% due 03/15/2016	240,000	235,358
5.80% due 03/15/2036	115,000	111,063
WellPoint, Inc.
3.50% due 09/01/2007	14,000	13,685
3.75% due 12/14/2007	10,000	9,792
5.00% due 12/15/2014	208,000	199,408

		791,638
Holdings Companies/Conglomerates - 0.38%
General Electric Company
5.00% due 02/01/2013	1,037,000	1,017,974
Siemens Financierings NV
6.125% due 08/17/2026	600,000	612,989
SPI Electricity & Gas Australia Holdings Party Ltd.
6.15% due 11/15/2013	16,000	16,532

		1,647,495
Homebuilders - 0.05%
Pulte Homes, Inc.
6.25% due 02/15/2013	210,000	210,134
Hotels & Restaurants - 0.22%
Hilton Hotels Corp.
8.25% due 02/15/2011	9,000	9,672
Hyatt Equities LLC
6.875% due 06/15/2007	185,000	186,255
Marriott International, Inc.
4.625% due 06/15/2012	26,000	24,604
Starwood Hotels & Resorts Worldwide, Inc.
7.875% due 05/01/2012	680,000	736,100

		956,631
Industrial Machinery - 0.19%
Caterpillar, Inc.
7.25% due 09/15/2009	213,000	225,475
Weatherford International, Ltd.
6.50% due 08/01/2036	600,000	611,145

		836,620

Active Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Insurance - 2.56%
Ace INA Holdings, Inc.
6.70% due 05/15/2036	$420,000	$429,265
Allied World Assurance Holdings Ltd.
7.50% due 08/01/2016	855,000	874,994
American International Group, Inc.
5.05% due 10/01/2015	350,000	338,489
AmerUs Group Company
6.583% due 05/16/2011	255,000	264,293
AON Capital Trust A
8.205% due 01/01/2027	390,000	442,882
Assurant, Inc.
5.625% due 02/15/2014	209,000	206,473
6.75% due 02/15/2034	550,000	568,904
Cincinnati Financial Corp.
6.92% due 05/15/2028	960,000	1,037,259
CNA Financial Corp.
5.85% due 12/15/2014	333,000	326,431
6.00% due 08/15/2011	280,000	281,871
Endurance Specialty Holdings Ltd.
7.00% due 07/15/2034	300,000	284,917
First American Corp.
7.55% due 04/01/2028 (a)	290,000	313,712
Hartford Financial Services Group, Inc.
4.625% due 07/15/2013	8,000	7,593
Horace Mann Educators Corp.
6.85% due 04/15/2016	230,000	232,882
Liberty Mutual Group, Inc.
6.50% due 03/15/2035	683,000	625,407
7.50% due 08/15/2036	200,000	206,565
Liberty Mutual Insurance Company
7.697% due 10/15/2097	300,000	297,147
Markel Corp.
6.80% due 02/15/2013	325,000	334,672
7.35% due 08/15/2034	325,000	330,890
Marsh & McLennan Companies, Inc.
5.375% due 03/15/2007	16,000	15,985
5.375% due 07/15/2014	206,000	196,784
5.75% due 09/15/2015	238,000	231,797
MetLife, Inc.
5.70% due 06/15/2035	255,000	242,389
Odyssey Re Holdings Corp.
7.65% due 11/01/2013	15,000	14,530
Ohio Casualty Corp.
7.30% due 06/15/2014	320,000	337,908
Prudential Financial, Inc.
4.75% due 04/01/2014	227,000	215,520
RenaissanceRe Holdings, Ltd.
7.00% due 07/15/2008	400,000	408,803
Symetra Financial Corp.
6.125% due 04/01/2016	350,000	350,389
The Phoenix Companies, Inc.
6.675% due 02/16/2008	230,000	231,432
Travelers Property Casualty Corp.
6.375% due 03/15/2033	21,000	21,093
W.R. Berkley Corp.
5.125% due 09/30/2010	900,000	886,670

The accompanying notes are an integral part of the financial statements. 179

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Active Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Insurance (continued)
W.R. Berkley Corp. (continued)
6.15% due 08/15/2019	$14,000	$13,832
XL Capital, Ltd.
5.25% due 09/15/2014	214,000	204,810
Zurich Capital Trust I
8.376% due 06/01/2037	375,000	396,066

		11,172,654
International Oil - 0.41%
Delek & Avner-Yam Tethys Ltd.
5.326% due 08/01/2013	20,540	20,006
Pemex Project Funding Master Trust
6.125% due 08/15/2008	13,000	13,052
6.6294% due 06/15/2010 (b)	18,000	18,414
9.125% due 10/13/2010	320,000	356,800
Pioneer Natural Resources Company
5.875% due 07/15/2016	207,000	193,091
6.875% due 05/01/2018	500,000	493,699
Ras Laffan Liquefied Natural Gas
3.437% due 09/15/2009	17,766	17,168
Ras Laffan LNG III
5.838% due 09/30/2027	250,000	243,120
Vintage Petroleum, Inc.
8.25% due 05/01/2012	400,000	422,000

		1,777,350
Investment Companies - 0.17%
Allied Capital Corp.
6.625% due 07/15/2011	750,000	761,251
Leisure Time - 0.60%
AMC Entertainment, Inc.
9.50% due 02/01/2011 (a)	245,000	244,388
Caesars Entertainment, Inc.
7.00% due 04/15/2013	319,000	329,284
Jacobs Entertainment, Inc.
9.75% due 06/15/2014	180,000	179,775
Little Traverse Bay Bands of Odawa Indians
10.25% due 02/15/2014	235,000	233,825
Majestic Star Casino LLC
9.75% due 01/15/2011	295,000	288,363
MGM Mirage, Inc.
6.00% due 10/01/2009	16,000	15,640
6.375% due 12/15/2011 (a)	212,000	204,050
6.75% due 04/01/2013	255,000	246,075
Mohegan Tribal Gaming Authority
6.375% due 07/15/2009	208,000	205,400
8.00% due 04/01/2012	150,000	154,687
MTR Gaming Group, Inc.
9.00% due 06/01/2012	60,000	60,450
MTR Gaming Group, Inc., Series B
9.75% due 04/01/2010	220,000	231,275
Pokagon Gaming Authority
10.375% due 06/15/2014	100,000	105,750
Waterford Gaming, LLC
8.625% due 09/15/2012	100,000	105,375

		2,604,337

Active Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Liquor - 0.00%
Anheuser-Busch Companies, Inc.
6.50% due 02/01/2043	$10,000	$10,751
Manufacturing - 0.26%
Tyco International Group SA
6.875% due 01/15/2029	1,000,000	1,116,112
Medical-Hospitals - 0.43%
Alliance Imaging, Inc.
7.25% due 12/15/2012 (a)	275,000	255,750
HCA, Inc.
6.375% due 01/15/2015	226,000	179,670
6.50% due 02/15/2016 (a)	200,000	157,500
7.875% due 02/01/2011	208,000	198,120
Health Management Associates, Inc.
6.125% due 04/15/2016	495,000	472,339
HealthSouth Corp.
11.4181% due 06/15/2014 (a)(b)	230,000	236,325
Manor Care, Inc.
6.25% due 05/01/2013	355,000	356,239

		1,855,943

Metal & Metal Products - 0.10%
Alcan, Inc.
5.00% due 06/01/2015	6,000	5,694
Inco Ltd.
7.75% due 05/15/2012	234,000	254,524
Vedanta Resources PLC
6.625% due 02/22/2010 (a)	160,000	157,000

		417,218

Mining - 0.09%
Corporacion Nacional del Cobre
5.50% due 10/15/2013 (a)	209,000	206,679
Drummond Company, Inc.
7.375% due 02/15/2016	195,000	183,300

		389,979

Paper - 0.17%
Abitibi-Consolidated, Inc.
6.00% due 06/20/2013	195,000	160,875
Plum Creek Timberlands LP
5.875% due 11/15/2015	295,000	290,148
Verso Paper Holdings LLC and Verso Paper, Inc.
9.125% due 08/01/2014	310,000	308,450

		759,473

Petroleum Services - 0.26%
Enterprise Products Operating LP
8.375% due 08/01/2066 (b)	700,000	729,729
Premcor Refining Group, Inc.
9.50% due 02/01/2013	150,000	163,835
Valero Logistics Operations LP
6.05% due 03/15/2013	248,000	249,975

		1,143,539

Pharmaceuticals - 0.36%
Allergan, Inc.
5.75% due 04/01/2016	400,000	402,029

The accompanying notes are an integral part of the financial statements. 180

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Active Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Pharmaceuticals (continued)
AmerisourceBergen Corp.
5.875% due 09/15/2015	$39,000	$37,791
Caremark Rx, Inc.
7.375% due 10/01/2006	255,000	255,280
Hospira, Inc.
5.90% due 06/15/2014	8,000	8,045
Medco Health Solutions, Inc.
7.25% due 08/15/2013	295,000	319,159
Schering Plough Corp.
5.55% due 12/01/2013	218,000	217,581
Teva Pharmaceutical Finance LLC
5.55% due 02/01/2016	170,000	165,134
6.15% due 02/01/2036	170,000	160,575

		1,565,594
Real Estate - 1.78%
Boston Properties, Ltd., REIT
6.25% due 01/15/2013	215,000	221,746
Camden Property Trust, REIT
5.00% due 06/15/2015	216,000	204,917
Colonial Properties Trust, REIT
6.25% due 06/15/2014 (a)	211,000	214,353
Colonial Realty LP
5.50% due 10/01/2015	231,000	223,324
Developers Diversified Realty Corp., REIT
4.625% due 08/01/2010	22,000	21,246
Duke Realty Corp., REIT
5.6969% due 12/22/2006 (b)	8,000	8,006
Duke Realty LP
5.95% due 02/15/2017	975,000	981,489
Equity One, Inc., REIT
6.25% due 01/15/2017	260,000	264,293
Health Care Property Investors, Inc.,
Series MTN, REIT
4.875% due 09/15/2010	229,000	222,513
5.625% due 02/28/2013	520,000	509,919
Health Care REIT, Inc.
6.00% due 11/15/2013	215,000	212,854
6.20% due 06/01/2016	540,000	538,860
Healthcare Realty Trust, Inc., REIT
8.125% due 05/01/2011	360,000	390,909
Hospitality Properties Trust, REIT
6.75% due 02/15/2013	612,000	639,617
iStar Financial, Inc., REIT
6.05% due 04/15/2015	20,000	20,065
Nationwide Health Properties, Inc., REIT
6.50% due 07/15/2011	250,000	254,663
Price, Inc., REIT
7.50% due 11/05/2006	9,000	9,024
Rouse Company LP, REIT
6.75% due 05/01/2013	420,000	418,155
Rouse Company, REIT
3.625% due 03/15/2009	645,000	608,385
5.375% due 11/26/2013	209,000	191,296
Simon Property Group LP, REIT
5.75% due 12/01/2015	530,000	530,224

Active Bond Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Real Estate (continued)
Socgen Real Estate Company LLC
7.64% due 12/29/2049 (b)		$274,000	$280,112
Vornado Realty, LP
5.60% due 02/15/2011		800,000	799,241

			7,765,211
Retail - 0.16%
CVS Corp.
6.125% due 08/15/2016		515,000	523,986
JC Penney Corp., Inc.
8.125% due 04/01/2027		185,000	190,958

			714,944
Retail Grocery - 0.05%
Delhaize America, Inc.
9.00% due 04/15/2031		200,000	233,994
Telecommunications Equipment &
Services - 0.88%
Citizens Communications Company
6.25% due 01/15/2013		255,000	246,394
9.00% due 08/15/2031		160,000	168,800
Deutsche Telekom International Finance BV
5.75% due 03/23/2016 (a)		1,000,000	972,734
6.625% due 07/11/2011	EUR	1,000	1,420
8.00% due 06/15/2010		$222,000	241,423
8.25% due 06/15/2030 (b)		227,000	273,841
Embarq Corp.
7.082% due 06/01/2016		1,250,000	1,275,422
France Telecom SA
7.75 due 03/01/2011		20,000	21,839
8.50% due 03/01/2031 (b)		220,000	280,722
Intelsat Ltd.
10.4844% due 01/15/2012 (b)		100,000	101,500
SBC Communications, Inc.
4.125% due 09/15/2009		207,000	199,788
5.10% due 09/15/2014		16,000	15,259
5.625% due 06/15/2016		12,000	11,747
Singapore Telecommunications, Ltd.
6.375% due 12/01/2011		9,000	9,377

			3,820,266
Telephone - 1.18%
AT&T Corp.
8.00% due 11/15/2031 (b)		435,000	519,706
AT&T, Inc.
6.80% due 05/15/2036		400,000	413,604
BellSouth Corp.
4.20% due 09/15/2009		212,000	204,938
6.00% due 11/15/2034 (a)		820,000	752,624
Sprint Capital Corp.
6.125% due 11/15/2008		216,000	218,869
6.375% due 05/01/2009		212,000	216,879
6.875% due 11/15/2028		642,000	648,270
8.375% due 03/15/2012		207,000	231,338
8.75% due 03/15/2032		317,000	384,384
Telecom Italia Capital SA
4.00% due 01/15/2010		215,000	204,286

The accompanying notes are an integral part of the financial statements. 181

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Active Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Telephone (continued)
Telecom Italia Capital SA (continued)
4.00% due 11/15/2008	$169,000	$163,758
7.20% due 07/18/2036	845,000	882,521
Verizon Communications, Inc.
5.55% due 02/15/2016	300,000	292,236
Verizon, New York, Inc.
6.875% due 04/01/2012 (a)	15,000	15,575

		5,148,988

Tobacco - 0.06%
Altria Group, Inc.
7.00% due 11/04/2013	6,000	6,527
Reynolds American, Inc.
7.25% due 06/01/2013	235,000	240,719

		247,246

Transportation - 0.10%
CMA CGM SA
7.25% due 02/01/2013	455,000	429,975
Overseas Shipholding Group, Inc.
8.25% due 03/15/2013	2,000	2,060

		432,035

Travel Services - 0.04%
TDS Investor Corp.
9.875% due 09/01/2014	165,000	161,700
Utility Service - 0.00%
Public Service Company of New Mexico
4.40% due 09/15/2008	13,000	12,718

TOTAL CORPORATE BONDS (Cost $107,597,740)		$106,739,279

COLLATERALIZED MORTGAGE
OBLIGATIONS - 19.38%
American Home Mortgage Investment Trust,
Series 2004-4, Class 5A
4.44% due 02/25/2045	1,069,708	1,045,539
Banc of America Commercial Mortgage, Inc.,
Series 2004-4, Class A3
4.128% due 07/10/2042	32,284	31,332
Banc of America Commercial Mortgage, Inc.,
Series 2005-2, Class AJ
4.953% due 07/10/2043 (b)	50,846	48,866
Banc of America Commercial Mortgage, Inc.,
Series 2005-4, Class A5A
4.933% due 07/10/2045	245,000	235,830
Banc of America Commercial Mortgage, Inc.,
Series 2005-6, Class A4
5.3539% due 09/10/2047 (b)	470,000	463,009
Banc of America Commercial Mortgage, Inc.,
Series 2005-6, Class H
5.3539% due 09/10/2047 (b)	350,000	333,481
Banc of America Commercial Mortgage, Inc.,
Series 2006-1, Class AM
5.421% due 09/10/2045 (b)	1,600,000	1,585,897
Banc of America Commercial Mortgage, Inc.,
Series 2006-1, Class XC
5.421% due 09/10/2045 (b)	52,752,102	381,398

Active Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Banc of America Commercial Mortgage, Inc.,
Series 2006-2, Class A3
5.9024% due 05/10/2045 (b)	$1,365,000	$1,392,049
Banc of America Commercial Mortgage, Inc.,
Series 2006-3, Class A4
5.889% due 07/10/2044	775,000	797,460
Banc of America Commercial Mortgage, Inc.,
Series 2006-4, Class A3A
5.60% due 08/10/2013	750,000	753,756
Banc of America Commercial Mortgage, Inc.,
Series 2006-4, Class XC
1.00% due 07/10/2046	63,999,741	789,981
Banc of America Funding Corp., Series 2006-B,
Class 6A1
5.9003% due 03/20/2036 (b)	588,959	591,291
Banc of America Funding Corp., Series 2006-D,
Class 6B1
5.9793% due 05/20/2036 (b)	324,879	324,474
Banc of America Large Loan,
Series 2005-MIB1, Class B
5.59% due 03/15/2022 (b)	895,000	895,561
Banc of America Large Loan, Series 2006-LAQ,
Class H
6.0481% due 02/09/2021 (b)	525,000	526,980
Bank of America Commercial Mortgage, Inc.,
Series 2001-3, Class A1
4.89% due 04/11/2037	11,140	11,063
Bear Stearns Alt-A Trust, Series 2005-3, Class B2
5.3298% due 04/25/2035 (b)	194,551	192,868
Bear Stearns Alt-A Trust, Series 2006-1, Class 23A1
5.6447% due 02/25/2036 (b)	532,832	531,711
Bear Stearns Alt-A Trust, Series 2006-3, Class 34A1
6.2201% due 05/25/2036 (b)	644,107	650,386
Bear Stearns Asset Backed Securities, Inc., Series
2003-AC4, Class A
5.00% due 09/25/2033	13,351	13,080
Bear Stearns Commercial Mortgage Securities,
Inc., Series 2004-PWR5, Class X1
0.076% IO due 07/11/2042 (b)	489,672	10,227
Bear Stearns Commercial Mortgage Securities,
Inc., Series 2004-T16, Class X1
0.1769% IO due 02/13/2046 (b)	589,452	11,501
Bear Stearns Commercial Mortgage Securities,
Series 2005-PWR8, Class AJ
4.75% due 06/11/2041	47,292	44,667
Bear Stearns Commercial Mortgage Securities,
Series 2005-T20, Class A4A
5.3028% due 10/12/2042 (b)	260,000	255,787
Bear Stearns Commercial Mortgage Securities,
Series 2006-BBA7, Class G
5.77% due 03/15/2019 (b)	700,000	699,996
Bear Stearns Commercial Mortgage Securities,
Series 2002-TOP8, Class A2
4.83% due 08/15/2038	870,000	846,804
Chase Commercial Mortgage Securities Corp.,
Series 2000-2, Class C
7.928% due 07/15/2032	29,619	32,282

The accompanying notes are an integral part of the financial statements. 182

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Active Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Chaseflex Trust, Series 2005-2, Class 4A1
5.00% due 05/25/2020	$363,450	$353,115
Citigroup Commercial Mortgage Trust,
Series 2006-C4, Class A3
5.9111% due 03/15/2049 (b)	575,000	588,903
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-10, Class 1A5A
5.8871% due 12/25/2035 (b)	505,110	506,224
Citigroup Mortgage Loan Trust, Inc., Series 2005-5,
Class 2A3
5.00% due 08/25/2035	343,673	334,759
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-AR1, Class 1A1
4.90% due 10/25/2035 (b)	1,387,242	1,369,806
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-WF2, Class A2C
5.852% due 05/25/2036	2,000,000	2,009,316
Citigroup/Deutsche Bank Commercial Mortgage
Trust, Series 2005-CD1, Class C
5.3997% due 07/15/2044 (b)	190,000	186,298
Citigroup/Deutsche Bank Commercial
Mortgage Trust, Series 2005-CD1, Class A4
5.3997% due 07/15/2044 (b)	360,000	355,671
Citigroup/Deutsche Bank Commercial Mortgage,
Series 2006-CD2, Class AM
5.5915% due 01/15/2046 (b)	1,000,000	998,035
Citigroup/Deutsche Bank Commercial Mortgage,
Series 2006-CD2, Class X
0.1294% IO due 01/15/2046 (b)	110,577,392	647,829
Commercial Mortgage Pass-Through Certificates,
Series 2005-C6, Class XC1
0.04% IO due 06/10/2044 (b)	6,827,298	46,611
Commercial Mortgage Pass-Through Certificates,
Series 2006-C7, Class A3
5.9003% due 06/10/2046 (b)	540,000	551,288
Commercial Mortgage Pass-Through Certificates,
Series 2006-CN2A, Class H
5.7556% due 02/05/2019 (b)	380,000	379,483
Commercial Mortgage, Series 2003-LB1A, Class A2
4.084% due 06/10/2038	49,859	46,280
Commercial Mortgage, Series 2005-C6, Class B
5.3994% due 06/10/2044 (b)	49,365	48,415
Commercial Mortgage, Series 2005-C6, Class G
5.459% due 06/10/2044	25,000	23,886
Commercial Mortgage, Series 2005-FL11, Class AJ
5.53% due 11/15/2017 (b)	595,000	595,182
Countrywide Alternative Loan Trust,
Series 2004-24CB, Class 1A1
6.00% due 11/25/2034	269,906	268,388
Countrywide Alternative Loan Trust,
Series 2005-2, Class 1A1
5.1009% due 03/25/2035 (b)	1,998,417	1,992,681
Countrywide Alternative Loan Trust,
Series 2005-J1, Class 3A1
6.50% due 08/25/2032	153,724	154,829

Active Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Countrywide Alternative Loan Trust,
Series 2006-11CB, Class 3A1
6.50% due 05/25/2036	$933,143	$939,308
Countrywide Home Loan Mortgage Pass Through
Trust, Series 2004-HYB2, Class 4A
4.5341% due 07/20/2034 (b)	1,693,565	1,669,882
Countrywide Home Loan Trust, Series 2005-HYB5
4.9162% due 09/20/2035 (b)	786,932	776,439
Countrywide Home Loan Trust, Series 2005-HYB6,
Class 1A1
5.0516% due 10/20/2035 (b)	1,302,810	1,295,344
Countrywide Home Loans, Series 2005-6, Class 2A1
5.50% due 04/25/2035	300,910	291,130
Credit Suisse Mortgage Capital Certificates,
Series 2006-TFLA, Class B
5.56% due 04/15/2021 (b)	870,000	870,268
Crown Castle Towers LLC,
Series 2005-1A, Class AFX
4.643% due 06/15/2035	305,000	298,179
Crown Castle Towers LLC, Series 2005-1A, Class D
5.612% due 06/15/2035	511,000	509,356
CS First Boston Mortgage Securities Corp.,
Series 2001-CF2, Class A3
6.238% due 02/15/2034	17,860	18,000
CS First Boston Mortgage Securities Corp.,
Series 2001-CKN5, Class A4
5.435% due 09/15/2034	34,555	34,726
CS First Boston Mortgage Securities Corp.,
Series 2001-CP4, Class A4
6.18% due 12/15/2035	32,087	33,207
CS First Boston Mortgage Securities Corp.,
Series 2002-CKN2, Class A3
6.133% due 04/15/2037	19,746	20,483
CS First Boston Mortgage Securities Corp.,
Series 2004-C4, Class A4
4.283% due 10/15/2039	10,860	10,358
CS First Boston Mortgage Securities Corp.,
Series 2005-C1, Class AX
0.1002% IO due 02/15/2038 (b)	1,186,173	14,080
CS First Boston Mortgage Securities Corp.,
Series 2005-C1, Class F
4.821% due 02/15/2038	20,000	18,609
CS First Boston Mortgage Securities Corp.,
Series 2005-C2, Class B
5.016% due 04/15/2037 (b)	58,053	55,891
CS First Boston Mortgage Securities Corp.,
Series 2005-C4, Class F
5.5716% due 08/15/2038 (b)	50,000	48,378
CS First Boston Mortgage Securities Corp.,
Series 2005-C4, Class G
5.5716% due 08/15/2038 (b)	40,000	38,439
Federal Home Loan Mortgage Corp., Series 24989,
Class PE
6.00% due 08/15/2032	405,000	409,718
Federal Home Loan Mortgage Corp.,
Series 2003-2640, Class WA
3.50% due 03/15/2033	107,642	103,235

The accompanying notes are an integral part of the financial statements. 183

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Active Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp.,
Series 2005-3019, Class MD
4.75% due 01/15/2031	$2,518,412	$2,481,590
Federal Home Loan Mortgage Corp.,
Series 2006-3153, Class NE
5.50% due 05/15/2034	795,000	778,254
Federal Home Loan Mortgage Corp.,
Series 2006-3154, Class PM
5.50% due 05/15/2034	680,000	663,624
Federal Home Loan Mortgage Corp.,
Series 2006-3184, Class PD
5.50% due 07/15/2034	2,320,000	2,273,948
Federal National Mortgage Association Whole
Loan, Series 2002-W3, Class A5
7.50% due 01/25/2028	10,664	11,047
Federal National Mortgage Association,
Series 2003-18, Class EX
4.00% due 06/25/2017	2,093,910	2,015,108
Federal National Mortgage Association,
Series 2003-33, Class AC
4.25% due 03/25/2033	93,077	88,725
Federal National Mortgage Association,
Series 2003-49, Class JE
3.00% due 04/25/2033	413,591	365,681
Federal National Mortgage Association,
Series 2003-58, Class AD
3.25% due 07/25/2033	270,184	245,112
Federal National Mortgage Association,
Series 2003-63, Class PE
3.50% due 07/25/2033	214,652	193,865
Federal National Mortgage Association,
Series 2006-57, Class PD
5.50% due 01/25/2035	885,000	863,722
Federal National Mortgage Association,
Series 2006-64, Class PC
5.50% due 10/25/2034	690,000	673,332
Federal National Mortgage Association,
Series 2006-65, Class HE
5.50% due 02/25/2035	995,000	969,387
Federal National Mortgage Association,
Series 2006-67, Class PD
5.50% due 12/25/2034	720,000	702,620
FHLMC Structured Pass Through Securities,
Series T-41, Class 3A
7.50% due 07/25/2032	5,513	5,706
First Horizon Alternative Mortgage Securities,
Series 2004-AA2, Class 2A1
5.0044% due 08/25/2034 (b)	1,760,693	1,747,201
First Horizon Alternative Mortgage Securities,
Series 2004-AA5, Class B1
5.2331% due 12/25/2034 (b)	152,507	150,657
First Horizon Alternative Mortgage Securities,
Series 2006-AA2, Class B1
6.239% due 05/25/2036 (b)	199,901	201,763
First Union National Bank Commercial Mortgage
Trust, Series 2001-C2, Class A1
6.204% due 01/12/2043	30,385	30,664

Active Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
First Union National Bank Commercial Mortgage
Trust, Series 2002-C1, Class A1
5.585% due 02/12/2034	$12,385	$12,455
GE Capital Commercial Mortgage Corp.,
Series 2001-3, Class A2
6.07% due 06/10/2038	22,214	22,980
GE Capital Commercial Mortgage Corp.,
Series 2002-2A, Class A3
5.349% due 08/11/2036	14,809	14,818
GE Capital Commercial Mortgage Corp.,
Series 2005-C1, Class XC
0.0939% IO due 06/10/2048 (b)	1,728,308	22,590
GE Capital Commercial Mortgage Corp.,
Series 2005-C2, Class C
5.133% due 05/10/2043 (b)	43,737	42,488
GE Capital Commercial Mortgage Corp.,
Series 2005-C4, Class H
5.5114% due 11/10/2045 (b)	450,000	430,610
Global Signal Trust, Series 2004-2A, Class D
5.093% due 12/15/2014	295,000	290,969
Global Signal Trust, Series 2006-1, Class E
6.495% due 02/15/2036	367,000	371,257
GMAC Commercial Mortgage Securities, Inc.,
Series 2001-C1, Class A1
5.988% due 04/15/2034	38,878	38,889
GMAC Commercial Mortgage Securities, Inc.,
Series 2002-C1, Class A1
5.785% due 11/15/2039	244,333	246,513
GMAC Commercial Mortgage Securities, Inc.,
Series 2006-C1, Class AJ
5.349% due 11/10/2045 (b)	945,000	927,097
GMAC Mortgage Corp. Loan Trust,
Series 2006-AR1, Class 2A1
5.6532% due 04/19/2036 (b)	347,899	347,408
Government National Mortgage Association,
Series 2003-42, Class XA
3.75% due 05/16/2033	5,152	4,797
Greenwich Capital Commercial Funding Corp.,
Series 2002-C1, Class A2
4.112% due 01/11/2017	43,890	42,762
Greenwich Capital Commercial Funding Corp.,
Series 2003-C2, Class A2
4.022% due 01/05/2036	50,000	48,550
Greenwich Capital Commercial Funding Corp.,
Series 2005-GG5, Class A2
5.117% due 04/10/2037	705,000	701,052
Greenwich Capital Commercial Funding Corp.,
Series 2006-GG7, Class A4
6.1101% due 07/10/2038 (b)	735,000	762,402
GS Mortgage Securities Corp. II, Series 2005-GG4,
Class E
5.078% due 07/10/2039 (b)	52,919	50,645
GS Mortgage Securities Corp. II, Series 2005-GG4,
Class XC
0.1089% IO due 07/10/2039 (b)	2,091,132	41,349

The accompanying notes are an integral part of the financial statements. 184

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Active Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
GS Mortgage Securities Corp. II, Series 2006-GG6,
Class AM
5.622% due 04/10/2038 (b)	$1,350,000	$1,360,777
GSR Mortgage Loan Trust, Series 2004-14,
Class 3A2
4.58% due 12/25/2034 (b)	1,483,643	1,465,967
GSR Mortgage Loan Trust, Series 2004-9, Class B1
4.5716% due 08/25/2034 (b)	374,731	367,525
GSR Mortgage Loan Trust, Series 2006-AR1,
Class 3A1
5.4193% due 01/25/2036 (b)	895,946	887,851
Harborview NIM Corp., Series 2006-BU1, Class N1
5.93% due 02/20/2046	366,073	366,101
IndyMac Index Mortgage Loan Trust,
Series 2004-AR13, Class B1
5.296% due 01/25/2035	269,174	268,307
IndyMac Index Mortgage Loan Trust,
Series 2005-AR5, Class B1
5.399% due 05/25/2035 (b)	134,409	135,851
IndyMac Index Mortgage Loan Trust,
Series 2006-AR19, Class 1B1
6.4484% due 08/25/2036 (b)	299,491	299,246
JP Morgan Chase Commercial Mortgage Securities
Corp., Series 2006-LDP7, Class A4
6.0658% due 04/15/2045 (b)	490,000	507,258
JPMorgan Chase Commercial Mortgage Securities
Corp., Series 2002-C1, Class A3
5.376% due 07/12/2037	51,734	51,846
JPMorgan Chase Commercial Mortgage Securities
Corp., Series 2004-CBX, Class A2
3.89% due 01/12/2037	14,809	14,422
JPMorgan Chase Commercial Mortgage Securities
Corp., Series 2005-LDP3, Class A4B
4.996% due 08/15/2042 (b)	515,000	496,566
JPMorgan Chase Commercial Mortgage Securities
Corp., Series 2005-LDP4, Class B
5.129% due 10/15/2042 (b)	145,000	140,524
JPMorgan Chase Commercial Mortgage Securities
Corp., Series 2006-LDP6, Class X1
0.0400% IO due 04/15/2043 (b)	82,143,403	439,755
JPMorgan Mortgage Trust, Series 2005-S2,
Class 2A16
6.50% due 09/25/2035	281,153	285,665
JPMorgan Mortgage Trust, Series 2005-S3,
Class 2A2
5.50% due 01/25/2021	571,361	565,290
LB-UBS Commercial Mortgage Trust,
Series 2002-C1,Class A4
6.462% due 03/15/2031	29,619	31,183
LB-UBS Commercial Mortgage Trust,
Series 2005-C1, Class XCL
0.1548% IO due 02/15/2040 (b)	743,616	15,888
LB-UBS Commercial Mortgage Trust,
Series 2005-C3, Class AJ
4.843% due 07/15/2040	40,874	38,969

Active Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
LB-UBS Commercial Mortgage Trust,
Series 2005-C3, Class G
5.111% due 07/15/2040 (b)	$25,472	$24,411
LB-UBS Commercial Mortgage Trust,
Series 2005-C5, Class A2
4.885% due 09/15/2040	58,053	57,404
LB-UBS Commercial Mortgage Trust,
Series 2006-C4, Class A4
6.0977% due 06/15/2038 (b)	575,000	593,751
Mastr Adjustable Rate Mortgages Trust,
Series 2004-13, Class 2A1
3.817% due 04/21/2034 (b)	1,962,460	1,909,427
Mastr Adjustable Rate Mortgages Trust,
Series 2004-8, Class 5A1
4.664% due 08/25/2034 (b)	1,029,143	1,014,603
Mastr Adjustable Rate Mortgages Trust,
Series 2005-2, Class 2A1
5.1333% due 03/25/2035 (b)	2,227,021	2,217,889
Mastr Adjustable Rate Mortgages Trust,
Series 2006-2, Class 4A1
4.9891% due 02/25/2036 (b)	755,390	745,151
Merrill Lynch Mortgage Trust, Series 2006-C2,
Class X
5.87% IO due 08/12/2026	15,784,187	495,000
Merrill Lynch Mortgage Trust, Series 2004-BPB1,
Class XC
0.058% IO due 09/12/2041	491,045	9,733
Merrill Lynch Mortgage Trust,
Series 2004-KEY2, Class A4
4.864% due 08/12/2039 (b)	31,988	30,654
Merrill Lynch Mortgage Trust, Series 2005-CIP1,
Class XC
0.041% IO due 07/12/2038	5,570,641	36,220
Merrill Lynch Mortgage Trust, Series 2005-CKI1,
Class A6
5.4172% due 11/12/2037 (b)	435,000	430,079
Merrill Lynch Mortgage Trust, Series 2006-C1,
Class AM
5.8442% due 05/12/2039 (b)	1,000,000	1,016,880
Merrill Lynch/Countrywide Commercial Mortgage
Trust, Series 2006-2, Class A4
6.105% due 06/12/2046 (b)	785,000	813,602
Morgan Stanley Capital I, Series 2004-T13, Class A2
3.94% due 09/13/2045	27,150	26,090
Morgan Stanley Capital I, Series 2005-HQ7,
Class A2
5.3752% due 11/14/2042 (b)	415,000	412,193
Morgan Stanley Capital I, Series 2005-HQ7,
Class A4
5.3752% due 11/14/2042 (b)	415,000	409,355
Morgan Stanley Capital I, Series 2005-IQ10,
Class A4A
5.23% due 09/15/2042 (b)	675,000	663,282
Morgan Stanley Capital I, Series 2005-IQ9, Class X1
0.123% IO due 07/15/2056 (b)	690,081	19,983
Morgan Stanley Capital I, Series 2005-T17, Class X1
0.1012% IO due 12/13/2041 (b)	1,482,541	22,458

The accompanying notes are an integral part of the financial statements. 185

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Active Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Morgan Stanley Capital I, Series 2006-HQ8, Class X
0.1081% IO due 03/12/2044 (b)	$113,000,000	$582,594
Morgan Stanley Capital I, Series 2006-HQ9, Class X
0.395% IO due 07/20/2044 (b)	53,857,143	1,001,312
Morgan Stanley Capital I, Series 2006-T21, Class X
0.2748% IO due 10/12/2052 (b)	20,476,520	291,921
Morgan Stanley Capital I, Series 2006-T23, Class A4
5.983% due 08/12/2041	455,000	469,483
Nomura Asset Acceptance Corp.,
Series 2006-AF1, Class CB1
6.539% due 06/25/2036 (b)	304,943	311,440
Nomura Asset Acceptance Corp.,
Series 2006-AF2, Class 4A
6.7384% due 08/25/2036 (b)	675,400	685,109
Provident Funding Mortgage Loan Trust,
Series 2005-1, Class B1
4.3636% due 05/25/2035 (b)	317,694	309,381
Residential Accredit Loans, Inc.,
Series 2005-QA12, Class NB5
5.9897% due 12/25/2035 (b)	512,035	518,170
Residential Accredit Loans, Inc., Series 2006-QA1,
Class A31
6.2832% due 01/25/2036 (b)	20,091	20,327
Residential Asset Securitization Trust,
Series 2006-A7CB, Class 2A1
6.50% due 07/25/2036	724,439	729,327
Salomon Brothers Mortgage Securities VII,
Series 2000-C3, Class A2
6.592% due 12/18/2033	12,045	12,553
Salomon Brothers Mortgage Securities VII,
Series 2001-C1, Class A2
6.226% due 12/18/2035	7,796	7,836
Salomon Brothers Mortgage Securities VII,
Series 2001-C1, Class A3
6.428% due 12/18/2035	24,682	25,661
SBA CMBS Trust, Series 2005-1A, Class A
5.369% due 11/15/2035	200,000	199,736
SBA CMBS Trust, Series 2005-1A, Class B
5.565% due 11/15/2035	200,000	200,336
SBA CMBS Trust, Series 2005-1A, Class C
5.731% due 11/15/2035	397,000	398,104
SBA CMBS Trust, Series 2005-1A, Class D
6.219% due 11/15/2035	100,000	100,790
SBA CMBS Trust, Series 2005-1A, Class E
6.706% due 11/15/2035	110,000	111,868
Sequoia Mortgage Trust, Series 2005-3, Class A1
5.525% due 05/20/2035 (b)	13,032	13,036
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C27, Class XC
0.061% IO due 07/15/2045 (b)	51,503,486	508,499
Wachovia Bank Commercial Mortgage Trust,
Series 2004-C10, Class A3
4.39% due 02/15/2041	39,492	37,855
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C17, Class XC
0.0635% IO due 03/15/2042 (b)	998,401	9,141

Active Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C19, Class A5
4.661% due 05/15/2044	$66,742	$64,252
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C19, Class AJ
4.793% due 05/15/2044	37,517	35,538
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C24, Class XC
0.0476% IO due 03/15/2045 (b)	158,190,235	871,154
Washington Mutual Alternative Mortgage
Pass-Through Certificates, Series 2006-7, Class
A3
6.081% due 09/25/2036	1,350,000	1,344,938
Washington Mutual Alternative Mortgage
Pass-Through Certificates, Series 2005-6,
Class 1CB
6.50% due 08/25/2035	365,388	367,900
Washington Mutual, Inc., Series 2005-1, Class 6A1
6.50% due 03/25/2035	20,715	20,882
Washington Mutual, Inc., Series 2005-AR12,
Class 1A8
4.8398% due 10/25/2035 (b)	1,436,978	1,416,797
Wells Fargo Mortgage Backed Securities Trust,
Series 2004-7, Class 2A2
5.00% due 07/25/2019	351,225	342,335
Wells Fargo Mortgage Backed Securities Trust,
Series 2005-AR16, Class 2A1
4.9454% due 10/25/2035 (b)	3,637,682	3,617,094

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $84,484,596)		$84,603,467

ASSET BACKED SECURITIES - 3.04%
Amresco Residential Securities Mortgage Loan
Trust, Series 1998-1, Class A6
6.51% due 08/25/2027	3,043	3,049
Argent Securities, Inc., Series 2004-W1, Class M3
6.7744% due 03/25/2034 (b)	31,593	31,941
California Infrastructure Development PG&E-1,
Series 1997-1, Class A7
6.42% due 09/25/2008	1,076	1,077
Capital Trust Re CDO, Ltd., Series 2005-1A, Class B
5.795% due 03/20/2050 (b)	400,000	400,422
Countrywide Asset-Backed Certificates,
Series 2004-10, Class AF3
3.842% due 10/25/2030 (b)	17,620	17,482
Countrywide Asset-Backed Certificates,
Series 2004-12, Class 2AV2
5.6044% due 09/25/2033 (b)	9,073	9,078
Credit-Based Asset Servicing and Securitization,
Series 2006-MH1, Class B1
6.25% due 09/25/2036	460,000	408,510
Credit-Based Asset Servicing and Securitization,
Series 2005-CB8, Class AF2
5.303% due 12/25/2035	1,000,000	993,438
Credit-Based Asset Servicing and Securitization,
Series 2006-CB2, Class AF2
5.501% due 12/25/2036	1,250,000	1,245,704

The accompanying notes are an integral part of the financial statements. 186

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Active Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

ASSET BACKED SECURITIES
(continued)
DB Master Finance LLC, Series 2006-1, Class-A2
5.779% due 06/20/2031	$1,205,000	$1,218,970
DB Master Finance LLC, Series 2006-1, Class-M1
8.285% due 06/20/2031	125,000	127,249
Equity One ABS, Inc., Series 2004-2, Class AV2
5.5744% due 07/25/2034 (b)	1,874	1,877
GSAA Home Equity Trust, Series 2006-10,
Class AF3
5.9846% due 06/25/2036 (b)	1,000,000	1,009,375
Home Equity Asset Trust, Series 2006-3N, Class A
5.50% due 08/27/2036	924,829	918,502
Home Equity Mortgage Trust,
Series 2005-3, Class A1
5.5644% due 11/25/2035 (b)	32,358	32,375
LNR CDO Ltd, Series 2006-1A, Class BFL
5.8781% due 05/28/2043 (b)	700,000	700,000
Morgan Stanley ABS Capital I,
Series 2004-OP1, Class A2B
5.6144% due 11/25/2034 (b)	13,932	13,941
Newcastle CDO, Ltd., Series 2005-7A, Class 2FL
4.72% due 12/25/2050	570,000	570,228
N-Star Real Estate CDO, Ltd.
5.7044% due 06/22/2051 (b)	900,000	900,000
Ownit Mortgage Loan, Series 2006-1, Class AF2
5.29 due 12/25/2036	1,050,000	1,043,110
Ownit Mortgage Loan, Series 2006-2, Class A2B
5.6329 due 01/25/2037 (b)	1,000,000	1,000,313
Popular ABS Mortgage Pass-Through Trust,
Series 2005-4, Class AF3
4.982% due 09/25/2035 (b)	65,162	64,451
Popular ABS Mortgage Pass-Through Trust,
Series 2005-6, Class A2
5.35% due 01/25/2036 (b)	900,000	897,059
Renaissance Home Equity Loan Trust,
Series 2005-2, Class AF3
4.499% due 08/25/2035	210,000	206,514
Renaissance Home Equity Loan Trust,
Series 2005-2, Class AF4
4.934% due 08/25/2035	230,000	225,169
Renaissance Home Equity Loan Trust,
Series 2005-4, Class A2
5.399% due 02/25/2036	1,000,000	994,060
Residential Accredit Loans, Inc.,
Series 2004-QS16, Class 1A1
5.50% due 12/25/2034	27,019	26,769
Sail Net Interest Margin Notes, Series 2005-6A,
Class A
4.75% due 07/27/2035	94,404	94,048
Specialty Underwriting & Residential Finance,
Series 2003-BC4, Class A3B
4.788% due 11/25/2034	23,608	23,377
Specialty Underwriting & Residential Finance,
Series 2004-BC4, Class A2B
5.6344% due 10/25/2035 (b)	25,684	25,728
Structured Asset Investment Loan Trust,
Series 2004-8, Class A13
5.6244% due 09/25/2034 (b)	2,836	2,836

Active Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

ASSET BACKED SECURITIES
(continued)
Structured Asset Investment Loan Trust,
Series 2004-8, Class A7
5.6244% due 09/25/2034 (b)	$8,095	$8,098
Wells Fargo Home Equity Trust,
Series 2004-2, Class AI5
4.89% due 11/25/2028 (b)	49,000	47,819

TOTAL ASSET BACKED SECURITIES
(Cost $13,259,441)		$13,262,569

SUPRANATIONAL OBLIGATIONS - 0.05%
Honduras - 0.00%
Central American Bank for Economic Integration
6.75% due 04/15/2013	12,000	12,497
Venezuela - 0.05%
Corporacion Andina de Fomento
5.20% due 05/21/2013	214,000	208,421
Corporacion Andina de Fomento, Series EXCH
6.875% due 03/15/2012	20,000	21,117

		229,538

TOTAL SUPRANATIONAL OBLIGATIONS
(Cost $249,239)		$242,035

SHORT TERM INVESTMENTS - 35.77%
Federal National Mortgage Association
Discount Notes
zero coupon due 09/13/2006 to
09/18/2006	$71,000,000	$70,872,311
State Street Global Advisers Funds (c)	1,904,792	1,904,792
State Street Navigator Securities Lending
Prime Portfolio (c)	83,363,396	83,363,396

TOTAL SHORT TERM INVESTMENTS
(Cost $155,843,223)		$156,140,499

REPURCHASE AGREEMENTS - 1.57%
Repurchase Agreement with State
Street Corp. dated 08/31/2006 at
3.95% to be repurchased at
$6,881,755 on 9/1/2006,
collateralized by $7,210,000
Federal National Mortgage
Association, 4.25% due
08/15/2010 (valued at $7,020,738,
including interest) (c)	$6,881,000	$6,881,000

TOTAL REPURCHASE AGREEMENTS
(Cost $6,881,000)		$6,881,000

Total Investments (Active Bond Fund)
(Cost $592,300,056) - 135.83%		$592,970,383
Liabilities in Excess of Other Assets - (35.83)%		(156,415,340)

TOTAL NET ASSETS - 100.00%		$436,555,043

The accompanying notes are an integral part of the financial statements. 187

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

All Cap Core Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 88.47%
Aerospace - 3.22%
Boeing Company	56,400	$4,224,360
Lockheed Martin Corp.	50,500	4,171,300
Raytheon Company	16,000	755,360

		9,151,020
Air Travel - 0.48%
Continental Airlines, Inc., Class B * (a)	54,500	1,367,405
Apparel & Textiles - 0.96%
Jones Apparel Group, Inc.	49,300	1,543,090
Kellwood Company (a)	21,200	581,092
The Gymboree Corp. *	18,300	613,965

		2,738,147
Automobiles - 1.03%
PACCAR, Inc. (a)	53,550	2,927,579
Banking - 5.31%
Bank of America Corp.	152,600	7,854,322
KeyCorp	23,600	868,244
National City Corp.	200	6,916
US Bancorp	46,900	1,504,083
Wells Fargo Company	139,200	4,837,200

		15,070,765
Biotechnology - 0.34%
Abraxis BioScience, Inc. * (a)	28,000	696,640
Digene Corp. *	6,700	279,055

		975,695
Broadcasting - 0.53%
Clear Channel Communications, Inc.	51,500	1,495,560
Business Services - 1.89%
Acxiom Corp.	17,600	427,504
Computer Sciences Corp. *	55,800	2,643,804
Robert Half International, Inc.	74,200	2,295,748

		5,367,056
Cable and Television - 1.32%
DIRECTV Group, Inc. *	199,500	3,748,605
Cellular Communications - 0.25%
Telephone & Data Systems, Inc.	17,100	725,211
Chemicals - 1.51%
Celanese Corp., Series A	84,600	1,564,254
Lyondell Chemical Company	105,200	2,733,096

		4,297,350
Computers & Business Equipment - 4.19%
Cisco Systems, Inc. *	74,400	1,636,056
Dell, Inc. *	83,500	1,882,925
Hewlett-Packard Company	115,800	4,233,648
Lexmark International, Inc. *	40,800	2,287,656
Plexus Corp. *	8,100	160,542
Western Digital Corp. *	92,200	1,687,260

		11,888,087
Cosmetics & Toiletries - 0.97%
Colgate-Palmolive Company	44,600	2,669,756

All Cap Core Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Cosmetics & Toiletries (continued)
Procter & Gamble Company	1,200	$74,280

		2,744,036
Crude Petroleum & Natural Gas - 1.45%
Penn Virginia Corp.	2,800	198,772
Unit Corp. *	39,300	2,071,503
XTO Energy, Inc.	40,300	1,844,531

		4,114,806
Electrical Equipment - 0.36%
Wesco International, Inc. *	17,500	1,023,750
Electrical Utilities - 3.05%
Entergy Corp.	13,200	1,024,980
Exelon Corp.	71,500	4,360,070
FirstEnergy Corp.	57,300	3,269,538

		8,654,588
Electronics - 0.32%
Zoran Corp. *	51,800	923,076
Financial Services - 6.51%
Bear Stearns Companies, Inc.	7,600	990,660
Capital One Financial Corp.	31,700	2,317,270
Citigroup, Inc.	72,800	3,592,680
Goldman Sachs Group, Inc.	27,900	4,147,335
JPMorgan Chase & Company	141,000	6,438,060
Lehman Brothers Holdings, Inc.	15,700	1,001,817

		18,487,822
Food & Beverages - 4.98%
General Mills, Inc.	58,800	3,188,724
H.J. Heinz Company	3,800	158,992
Pepsi Bottling Group, Inc.	91,000	3,185,910
PepsiCo, Inc.	85,800	5,601,024
Starbucks Corp. *	64,600	2,003,246

		14,137,896
Furniture & Fixtures - 0.63%
Leggett & Platt, Inc.	77,200	1,779,460
Healthcare Products - 0.71%
Dade Behring Holdings, Inc.	5,500	222,695
Johnson & Johnson	2,200	142,252
Kyphon, Inc. * (a)	26,900	974,049
LCA-Vision, Inc. (a)	15,300	673,659

		2,012,655
Healthcare Services - 4.25%
Coventry Health Care, Inc. *	47,600	2,581,824
Humana, Inc. *	42,400	2,583,432
McKesson Corp.	60,500	3,073,400
Odyssey Healthcare, Inc. *	11,000	176,440
Wellpoint, Inc. *	47,100	3,646,011

		12,061,107
Holdings Companies/Conglomerates - 1.00%
General Electric Company	83,500	2,844,010

The accompanying notes are an integral part of the financial statements. 188

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

All Cap Core Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Homebuilders - 0.16%
Meritage Homes Corp. * (a)	10,900	$446,355
Hotels & Restaurants - 0.83%
Brinker International, Inc.	26,200	1,007,914
Darden Restaurants, Inc.	14,700	520,380
Yum! Brands, Inc.	17,100	835,848

		2,364,142
Household Appliances - 0.45%
The Toro Company	31,800	1,272,318
Industrial Machinery - 1.06%
Caterpillar, Inc.	45,200	2,999,020
Insurance - 2.77%
AFLAC, Inc.	10,500	473,235
American Financial Group, Inc.	20,300	948,416
CNA Financial Corp. *	52,800	1,830,576
HCC Insurance Holdings, Inc.	16,000	519,840
MetLife, Inc.	6,000	330,180
Philadelphia Consolidated Holding Corp. *	30,500	1,102,880
W.R. Berkley Corp.	76,100	2,663,500

		7,868,627
International Oil - 2.31%
Anadarko Petroleum Corp.	64,000	3,002,240
ChevronTexaco Corp.	46,600	3,001,040
Hess Corp.	12,500	572,250

		6,575,530
Internet Retail - 0.31%
eBay, Inc. *	31,600	880,376
Internet Service Provider - 0.60%
Google, Inc., Class A *	2,800	1,059,884
Yahoo!, Inc. *	22,500	648,450

		1,708,334
Internet Software - 0.31%
Symantec Corp. *	47,300	881,672
Leisure Time - 1.36%
Walt Disney Company	130,700	3,875,255
Manufacturing - 0.31%
Danaher Corp.	13,400	888,286
Medical-Hospitals - 0.06%
Manor Care, Inc.	3,200	167,040
Metal & Metal Products - 1.12%
Reliance Steel & Aluminum Company	62,900	2,061,233
Southern Copper Corp. (a)	12,100	1,117,072

		3,178,305
Mining - 0.22%
Compass Minerals International, Inc. (a)	11,900	318,087
Stillwater Mining Company * (a)	31,600	297,988

		616,075
Office Furnishings & Supplies - 0.90%
Office Depot, Inc. *	69,700	2,567,748

All Cap Core Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Petroleum Services - 4.53%
Exxon Mobil Corp.	153,000	$10,353,510
Valero Energy Corp.	44,000	2,525,600

		12,879,110
Pharmaceuticals - 8.16%
Abbott Laboratories	92,300	4,495,010
Alkermes, Inc. *	58,700	959,745
AmerisourceBergen Corp.	65,100	2,874,816
Endo Pharmaceutical Holdings, Inc. *	35,600	1,175,868
Hospira, Inc. *	57,600	2,109,888
Merck & Company, Inc.	45,600	1,849,080
Mylan Laboratories, Inc.	114,000	2,316,480
Pfizer, Inc.	236,400	6,515,184
Valeant Pharmaceuticals International (a)	44,200	868,972

		23,165,043
Publishing - 0.65%
McGraw-Hill Companies, Inc.	33,000	1,845,030
Real Estate - 1.77%
Equity Office Properties Trust, REIT	18,700	693,583
Equity Residential, REIT	15,200	758,024
Health Care REIT, Inc.	11,200	447,328
Healthcare Realty Trust, Inc., REIT (a)	4,000	144,640
Hospitality Properties Trust, REIT	11,800	546,576
Liberty Property Trust, REIT	10,000	478,700
ProLogis, REIT	4,200	237,132
Regency Centers Corp., REIT	8,400	565,068
Simon Property Group, Inc., REIT	9,400	797,026
Thornburg Mortgage, Inc., REIT (a)	15,200	349,144

		5,017,221
Retail Grocery - 0.19%
The Kroger Company	22,700	540,487
Retail Trade - 3.72%
American Eagle Outfitters, Inc.	20,200	780,326
Childrens Place Retail Stores, Inc. *	13,500	782,595
Costco Wholesale Corp.	70,900	3,317,411
J.C. Penney Company, Inc. (a)	43,300	2,729,632
Kohl's Corp. *	47,200	2,950,472

		10,560,436
Sanitary Services - 1.06%
Waste Management, Inc.	87,600	3,002,928
Semiconductors - 3.48%
Advanced Micro Devices, Inc. *	69,900	1,746,801
Freescale Semiconductor, Inc., Class B *	65,000	2,009,150
Lam Research Corp. *	45,100	1,929,829
Micron Technology, Inc. *	121,700	2,102,976
National Semiconductor Corp.	85,900	2,086,511

		9,875,267
Software - 1.84%
BMC Software, Inc. *	100,800	2,683,296
Microsoft Corp.	31,200	801,528

The accompanying notes are an integral part of the financial statements. 189

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

All Cap Core Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Software (continued)
MicroStrategy, Inc., Class A * (a)	19,000	$1,732,800

		5,217,624

Steel - 0.96%
Nucor Corp.	46,300	2,262,681
Steel Dynamics, Inc.	8,600	453,994

		2,716,675

Telecommunications Equipment &
Services - 1.00%
Alaska Communications Systems Group, Inc. (a)	20,500	282,695
Citizens Communications Company	39,400	543,326
Corning, Inc. *	56,300	1,252,112
InterDigital Communication Corp. * (a)	23,400	777,582

		2,855,715

Telephone - 1.95%
U.S. Cellular Corp. * (a)	9,200	551,540
Verizon Communications, Inc.	141,600	4,981,488

		5,533,028

Tires & Rubber - 0.14%
Goodyear Tire & Rubber Company *	30,400	413,440
Trucking & Freight - 0.99%
Fedex Corp.	8,300	838,549
Ryder Systems, Inc.	40,200	1,986,684

		2,825,233

TOTAL COMMON STOCKS (Cost $246,614,172)		$251,272,006

SHORT TERM INVESTMENTS - 5.01%
State Street Navigator Securities
Lending Prime Portfolio (c)	$12,324,387	$12,324,387
United States Treasury Bills
zero coupon due 10/19/2006	1,900,000	1,887,409

TOTAL SHORT TERM INVESTMENTS
(Cost $14,211,796)		$14,211,796

REPURCHASE AGREEMENTS - 10.78%
Repurchase Agreement with State
Street Corp. dated 08/31/2006 at
3.95% to be repurchased at
$30,630,360 on 9/1/2006,
collateralized by $25,055,000
Federal National Mortgage
Association, 5.55% due
07/10/2028 (valued at
$23,366,969, including interest)
and $8,480,000 Federal National
Mortgage Association, 5.57% due
07/14/2028 (valued at $7,874,494,
including interest) (c)	$30,627,000	$30,627,000

TOTAL REPURCHASE AGREEMENTS
(Cost $30,627,000)		$30,627,000

Total Investments (All Cap Core Fund)
(Cost $291,452,968) - 104.26%		$296,110,802
Liabilities in Excess of Other Assets - (4.26)%		(12,087,361)

TOTAL NET ASSETS - 100.00%		$284,023,441

All Cap Growth Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 94.36%
Aerospace - 4.12%
Boeing Company	30,431	$2,279,282
General Dynamics Corp.	27,715	1,872,148
Rockwell Collins, Inc.	14,913	781,889
United Technologies Corp.	23,230	1,456,753

		6,390,072
Agriculture - 1.18%
Archer-Daniels-Midland Company	16,620	684,246
Monsanto Company	24,080	1,142,355

		1,826,601
Apparel & Textiles - 0.50%
Carter's, Inc. * (a)	33,544	774,866
Banking - 0.61%
Kookmin Bank, ADR	11,692	942,141
Biotechnology - 0.50%
Amgen, Inc. *	11,414	775,353
Broadcasting - 1.19%
News Corp.	97,000	1,845,910
Computers & Business Equipment - 7.66%
Apple Computer, Inc. *	45,099	3,059,967
Cisco Systems, Inc. *	203,434	4,473,514
Hewlett-Packard Company	62,907	2,299,880
Seagate Technology * (a)	73,276	1,630,391
Western Digital Corp. *	22,221	406,644

		11,870,396
Construction & Mining Equipment - 0.96%
National Oilwell, Inc. *	22,722	1,483,747
Cosmetics & Toiletries - 0.93%
Colgate-Palmolive Company	24,205	1,448,911
Crude Petroleum & Natural Gas - 1.39%
Occidental Petroleum Corp.	42,370	2,160,446
Drugs & Health Care - 1.08%
Wyeth	34,384	1,674,501
Electrical Equipment - 2.63%
Cooper Industries, Ltd., Class A	14,709	1,204,373
Emerson Electric Company	19,169	1,574,733
Fanuc, Ltd.	7,750	614,823
Wesco International, Inc. *	11,610	679,185

		4,073,114
Electronics - 1.65%
Amphenol Corp., Class A	22,111	1,270,719
KDDI Corp.	194	1,281,156

		2,551,875

The accompanying notes are an integral part of the financial statements. 190

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

All Cap Growth Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Financial Services - 7.97%
Charles Schwab Corp.	98,926	$1,613,483
Goldman Sachs Group, Inc.	18,531	2,754,633
Janus Capital Group, Inc.	71,701	1,274,844
JPMorgan Chase & Company	65,139	2,974,247
Merrill Lynch & Company, Inc.	30,508	2,243,253
Morgan Stanley	22,587	1,485,999

		12,346,459
Food & Beverages - 1.88%
Burger King Holdings, Inc. * (a)	54,942	798,857
Campbell Soup Company	6,888	258,782
PepsiCo, Inc.	28,447	1,857,020

		2,914,659
Healthcare Products - 2.75%
Becton, Dickinson & Company	26,074	1,817,358
Johnson & Johnson	13,966	903,041
Varian Medical Systems, Inc. *	28,813	1,535,733

		4,256,132
Healthcare Services - 4.39%
Cardinal Health, Inc.	28,498	1,921,335
Caremark Rx, Inc.	23,035	1,334,648
Health Net, Inc. *	33,754	1,411,255
IMS Health, Inc.	19,349	528,034
Omnicare, Inc. (a)	14,690	665,604
Quest Diagnostics, Inc.	14,733	947,037

		6,807,913
Holdings Companies/Conglomerates - 0.87%
Textron, Inc.	16,096	1,349,811
Hotels & Restaurants - 1.25%
Darden Restaurants, Inc.	31,335	1,109,259
Ruby Tuesday, Inc. (a)	32,068	827,996

		1,937,255
Industrial Machinery - 1.72%
Joy Global, Inc.	23,485	1,022,537
Komatsu, Ltd.	52,030	950,998
Terex Corp. *	15,736	691,282

		2,664,817
Industrials - 1.16%
ABB, Ltd.	59,167	784,130
Mitsui O.S.K. Lines, Ltd.	133,440	1,017,671

		1,801,801
Insurance - 2.33%
Assurant, Inc.	34,713	1,785,984
Chubb Corp.	15,662	785,606
HCC Insurance Holdings, Inc.	31,838	1,034,416

		3,606,006
Internet Service Provider - 1.13%
Google, Inc., Class A *	4,635	1,754,486
Leisure Time - 1.02%
Electronic Arts, Inc. *	31,102	1,585,269

All Cap Growth Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Medical-Hospitals - 0.99%
Manor Care, Inc. (a)	21,962	$1,146,417
VCA Antech, Inc. *	11,120	393,870

		1,540,287
Metal & Metal Products - 1.25%
Companhia Vale Do Rio Doce, ADR	54,668	1,172,082
Precision Castparts Corp.	13,175	769,947

		1,942,029
Mining - 2.19%
BHP Billiton, Ltd.	65,740	1,389,239
Phelps Dodge Corp.	6,548	586,046
Rio Tinto PLC	28,019	1,416,159

		3,391,444
Office Furnishings & Supplies - 1.40%
Office Depot, Inc. *	58,836	2,167,518
Petroleum Services - 4.31%
Baker Hughes, Inc.	23,708	1,687,535
ENSCO International, Inc.	24,653	1,101,743
GlobalSantaFe Corp.	18,481	909,635
McDermott International, Inc. *	31,764	1,531,025
Valero Energy Corp.	25,355	1,455,377

		6,685,315
Pharmaceuticals - 7.73%
Abbott Laboratories	5,299	258,061
Allergan, Inc. (a)	16,825	1,927,472
AstraZeneca PLC, SADR	30,959	2,016,669
Barr Pharmaceuticals, Inc. *	14,656	828,064
Gilead Sciences, Inc. *	33,191	2,104,309
Novartis AG, ADR	30,523	1,743,474
Roche Holdings AG NPV	16,822	3,093,874

		11,971,923
Railroads & Equipment - 1.35%
Burlington Northern Santa Fe Corp.	16,854	1,128,375
CSX Corp.	31,676	957,249

		2,085,624
Retail Trade - 8.78%
Aeropostale, Inc. *	30,557	776,148
AnnTaylor Stores Corp. *	19,309	768,498
Best Buy Company, Inc.	40,878	1,921,266
Costco Wholesale Corp.	33,036	1,545,754
DSW, Inc., Class A * (a)	20,260	567,077
Family Dollar Stores, Inc.	60,491	1,546,755
Federated Department Stores, Inc.	29,871	1,134,501
J.C. Penney Company, Inc.	32,772	2,065,947
Limited Brands, Inc.	43,090	1,108,706
Nordstrom, Inc.	24,336	908,950
PETsMART, Inc.	50,192	1,259,819

		13,603,421
Sanitary Services - 0.81%
Waste Management, Inc.	36,427	1,248,718

The accompanying notes are an integral part of the financial statements. 191

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

All Cap Growth Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Semiconductors - 3.74%
Analog Devices, Inc.	69,835	$2,139,744
Freescale Semiconductor, Inc., Class B *	66,383	2,051,899
Microchip Technology, Inc.	46,982	1,604,905

		5,796,548
Software - 4.64%
BEA Systems, Inc. *	130,279	1,788,731
Citrix Systems, Inc. *	43,819	1,344,367
Microsoft Corp.	91,968	2,362,658
Red Hat, Inc. * (a)	51,719	1,201,949
VeriFone Holdings, Inc. * (a)	21,391	495,202

		7,192,907
Telecommunications Equipment &
Services - 5.28%
Amdocs, Ltd. *	96,367	3,657,127
Nokia Oyj, SADR	75,476	1,575,939
QUALCOMM, Inc.	61,348	2,310,979
Tellabs, Inc. *	62,814	640,075

		8,184,120
Telephone - 0.52%
Harris Corp.	18,232	800,749
Trucking & Freight - 0.50%
Oshkosh Truck Corp.	14,856	768,055

TOTAL COMMON STOCKS (Cost $136,719,023)		$146,221,199

SHORT TERM INVESTMENTS - 4.58%
State Street Navigator Securities
Lending Prime Portfolio (c)	$7,097,453	$7,097,453

TOTAL SHORT TERM INVESTMENTS
(Cost $7,097,453)		$7,097,453

REPURCHASE AGREEMENTS - 5.13%
Repurchase Agreement with State
Street Corp. dated 08/31/2006 at
4.95% to be repurchased at
$7,954,094 on 9/1/2006,
collateralized by $8,225,000
Federal Home Loan Bank, 4.125%
due 02/15/2008 (valued at
$8,116,701, including interest) (c)	$7,953,000	$7,953,000

TOTAL REPURCHASE AGREEMENTS
(Cost $7,953,000)		$7,953,000

Total Investments (All Cap Growth Fund)
(Cost $151,769,476) - 104.07%		$161,271,652
Liabilities in Excess of Other Assets - (4.07)%		(6,300,765)

TOTAL NET ASSETS - 100.00%		$154,970,887

All Cap Value Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 94.19%
Aerospace - 1.30%
Curtiss Wright Corp.	3,500	$108,815
General Dynamics Corp.	30,100	2,033,255
Moog, Inc., Class A *	14,187	463,206
Woodward Governor Company	6,333	213,232

		2,818,508
Apparel & Textiles - 0.97%
VF Corp.	29,881	2,088,383
Banking - 5.83%
Bank of America Corp.	34,057	1,752,914
Bank of New York Company, Inc.	38,009	1,282,804
Cullen Frost Bankers, Inc.	66,635	3,928,800
Marshall & Ilsley Corp.	61,264	2,856,740
Popular, Inc.	500	9,525
SunTrust Banks, Inc.	20,600	1,573,840
Webster Financial Corp.	25,335	1,196,825

		12,601,448
Business Services - 3.25%
Automatic Data Processing, Inc.	47,700	2,251,440
Cadence Design Systems, Inc. *	180,430	2,964,465
R.R. Donnelley & Sons Company	55,915	1,812,764

		7,028,669
Cable and Television - 1.79%
Comcast Corp.-Special Class A *	110,537	3,858,847
Chemicals - 1.91%
Eastman Chemical Company	16,370	858,607
Praxair, Inc.	57,018	3,273,403

		4,132,010
Commercial Services - 0.63%
Shaw Group, Inc. *	53,979	1,358,112
Computers & Business Equipment - 1.22%
Henry, Jack & Associates, Inc.	34,700	664,852
Sun Microsystems, Inc. *	396,500	1,978,535

		2,643,387
Containers & Glass - 1.17%
Ball Corp.	34,431	1,388,946
Sonoco Products Company	33,900	1,134,972

		2,523,918
Cosmetics & Toiletries - 1.33%
Procter & Gamble Company	46,294	2,865,599
Domestic Oil - 0.09%
Range Resources Corp.	7,000	195,860
Drugs & Health Care - 1.55%
Wyeth	68,691	3,345,252
Electrical Equipment - 4.73%
AMETEK, Inc.	4,700	201,536
Anixter International, Inc. * (a)	39,189	2,135,408
Cooper Industries, Ltd., Class A	32,100	2,628,348
Emerson Electric Company	34,599	2,842,308
Hubbell, Inc., Class B	37,062	1,723,383

The accompanying notes are an integral part of the financial statements. 192

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

All Cap Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Electrical Equipment (continued)
Symbol Technologies, Inc.	56,900	$683,369

		10,214,352
Electrical Utilities - 3.42%
Ameren Corp. (a)	18,340	982,107
Avista Corp. (a)	11,100	269,064
CMS Energy Corp. * (a)	50,960	746,054
FPL Group, Inc.	31,500	1,400,175
PNM Resources, Inc.	29,700	851,499
The Southern Company (a)	91,700	3,142,559

		7,391,458
Electronics - 3.42%
AVX Corp. (a)	132,174	2,195,410
Harman International Industries, Inc.	6,900	559,728
Rogers Corp. *	8,476	491,777
Vishay Intertechnology, Inc. *	102,478	1,435,717
Zebra Technologies Corp., Class A *	80,000	2,707,200

		7,389,832
Financial Services - 0.62%
Citigroup, Inc.	27,278	1,346,169
Food & Beverages - 4.96%
Campbell Soup Company	69,514	2,611,641
Diageo PLC, SADR	40,500	2,895,750
Kraft Foods, Inc., Class A	6,600	223,806
PepsiCo, Inc.	76,479	4,992,550

		10,723,747
Furniture & Fixtures - 0.72%
Ethan Allen Interiors, Inc. (a)	45,791	1,545,446
Gas & Pipeline Utilities - 2.46%
AGL Resources, Inc.	17,100	622,269
El Paso Corp. (a)	153,800	2,233,176
Nicor, Inc. (a)	13,758	600,674
NiSource, Inc.	33,481	708,793
UGI Corp.	46,100	1,143,280

		5,308,192
Gold - 1.81%
Barrick Gold Corp.	116,697	3,907,016
Healthcare Products - 0.55%
Zimmer Holdings, Inc. *	17,600	1,196,800
Holdings Companies/Conglomerates - 4.73%
Berkshire Hathaway, Inc., Class B *	845	2,706,957
General Electric Company	220,979	7,526,545

		10,233,502
Hotels & Restaurants - 0.81%
Brinker International, Inc.	25,737	990,102
OSI Restaurant Partners, Inc.	17,400	538,878
Ruby Tuesday, Inc. (a)	8,900	229,798

		1,758,778
Industrial Machinery - 4.16%
Deere & Company	5,745	448,685

All Cap Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Industrial Machinery (continued)
Dover Corp.	51,900	$2,523,378
Grant Prideco, Inc. *	30,100	1,250,053
IDEX Corp.	15,878	666,717
Kennametal, Inc.	10,500	553,770
Parker-Hannifin Corp.	40,404	2,991,916
W.W. Grainger, Inc.	8,240	550,432

		8,984,951
Insurance - 2.92%
AFLAC, Inc.	41,662	1,877,707
Allstate Corp.	16,100	932,834
American International Group, Inc.	4,900	312,718
Everest Re Group, Ltd.	1,400	131,572
Genworth Financial, Inc.	67,796	2,334,216
Markel Corp. * (a)	2,000	726,660

		6,315,707
International Oil - 2.18%
ChevronTexaco Corp.	42,000	2,704,800
EnCana Corp.	38,100	2,009,394

		4,714,194
Internet Software - 1.08%
McAfee, Inc. *	102,399	2,330,601
Liquor - 1.03%
Anheuser-Busch Companies, Inc.	44,900	2,217,162
Manufacturing - 3.31%
Carlisle Companies, Inc.	35,177	3,007,634
Eaton Corp.	17,990	1,196,335
Hexcel Corp. * (a)	23,900	358,978
Trinity Industries, Inc. (a)	78,015	2,602,580

		7,165,527
Metal & Metal Products - 1.74%
Crown Holdings, Inc. *	94,629	1,740,227
Quanex Corp. (a)	56,185	1,928,831
Timken Company	2,613	83,721

		3,752,779
Mining - 2.61%
Newmont Mining Corp.	109,971	5,636,014
Petroleum Services - 6.53%
BP PLC, SADR	10,000	680,500
Exxon Mobil Corp.	148,091	10,021,318
Halliburton Company	54,458	1,776,420
Schlumberger, Ltd.	14,836	909,447
Superior Energy Services, Inc. *	22,600	721,618

		14,109,303
Pharmaceuticals - 6.96%
Abbott Laboratories	63,100	3,072,970
GlaxoSmithKline PLC, ADR	44,052	2,501,273
Mylan Laboratories, Inc.	139,798	2,840,695
Novartis AG, ADR	77,570	4,430,798
Pfizer, Inc.	12,944	356,737

The accompanying notes are an integral part of the financial statements. 193

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

All Cap Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Pharmaceuticals (continued)
Schering-Plough Corp.	39,704	$831,799
Teva Pharmaceutical Industries, Ltd., SADR	29,200	1,014,992

		15,049,264
Railroads & Equipment - 0.83%
GATX Corp. (a)	36,900	1,369,359
Union Pacific Corp.	5,324	427,783

		1,797,142
Real Estate - 0.71%
Host Hotels & Resorts, Inc., REIT	68,502	1,544,035
Retail Grocery - 1.79%
The Kroger Company	162,334	3,865,172
Retail Trade - 2.42%
Federated Department Stores, Inc.	89,914	3,414,934
Foot Locker, Inc.	53,659	1,293,182
Wal-Mart Stores, Inc.	11,717	523,984

		5,232,100
Sanitary Services - 0.81%
Waste Management, Inc.	51,300	1,758,564
Steel - 0.05%
Steel Dynamics, Inc.	2,190	115,610
Telecommunications Equipment &
Services - 0.92%
Avaya, Inc. *	27,353	285,839
Tellabs, Inc. *	167,402	1,705,826

		1,991,665
Telephone - 2.74%
AT&T, Inc.	75,300	2,344,089
BellSouth Corp.	12,400	504,928
Qwest Communications International, Inc. *	67,300	592,913
Verizon Communications, Inc.	70,806	2,490,955

		5,932,885
Travel Services - 0.52%
Sabre Holdings Corp.	51,455	1,127,894
Trucking & Freight - 1.61%
Heartland Express, Inc. (a)	83,422	1,341,426
Werner Enterprises, Inc. (a)	115,583	2,141,753

		3,483,179

TOTAL COMMON STOCKS (Cost $186,873,741)		$203,599,033

SHORT TERM INVESTMENTS - 7.90%
State Street Navigator Securities
Lending Prime Portfolio (c)	$17,067,785	$17,067,785

TOTAL SHORT TERM INVESTMENTS
(Cost $17,067,785)		$17,067,785

All Cap Value Fund (continued)
	Shares or
	Principal
	Amount	Value

REPURCHASE AGREEMENTS - 6.14%
Repurchase Agreement with State
Street Corp. dated 08/31/2006 at
3.95% to be repurchased at
$13,276,457 on 09/01/2006,
collateralized by $13,360,000
Federal National Mortgage
Association, 6.125% due
08/17/2026 (valued at
$13,543,700, including interest) (c)	$13,275,000	$13,275,000

TOTAL REPURCHASE AGREEMENTS
(Cost $13,275,000)		$13,275,000

Total Investments (All Cap Value Fund)
(Cost $217,216,526) - 108.23%		$233,941,818
Liabilities in Excess of Other Assets - (8.23)%		(17,780,017)

TOTAL NET ASSETS - 100.00%		$216,161,801

Blue Chip Growth Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 98.94%
Advertising - 0.29%
Monster Worldwide, Inc. *	91,500	$3,727,710
Aerospace - 1.51%
General Dynamics Corp.	157,026	10,607,106
Rockwell Collins, Inc.	80,801	4,236,397
United Technologies Corp.	70,200	4,402,242

		19,245,745
Agriculture - 0.89%
Monsanto Company	237,496	11,266,810
Banking - 1.69%
Northern Trust Corp.	178,111	9,972,435
Wells Fargo Company	331,508	11,519,903

		21,492,338
Biotechnology - 2.86%
Amgen, Inc. *	280,455	19,051,308
Genentech, Inc. *	183,678	15,157,109
Genzyme Corp. *	32,300	2,139,229

		36,347,646
Broadcasting - 0.27%
Grupo Televisa SA, SADR	182,600	3,476,704
Business Services - 2.05%
Automatic Data Processing, Inc.	329,719	15,562,737
First Data Corp.	205,636	8,836,179
Paychex, Inc. (a)	47,657	1,711,363

		26,110,279
Cable and Television - 1.55%
E.W. Scripps Company, Class A	20,950	952,597
Rogers Communications, Inc.	107,716	5,553,837
Time Warner, Inc.	349,586	5,810,119

The accompanying notes are an integral part of the financial statements. 194

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Blue Chip Growth Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Cable and Television (continued)
Viacom, Inc. *	203,781	$7,397,250

		19,713,803
Cellular Communications - 2.02%
America Movil S.A. de C.V., Series L	280,949	10,482,207
American Tower Corp., Class A *	425,062	15,242,723

		25,724,930
Coal - 0.33%
CONSOL Energy, Inc. (a)	114,600	4,179,462
Computers & Business Equipment - 3.37%
Apple Computer, Inc. *	172,700	11,717,695
Cisco Systems, Inc. *	983,282	21,622,371
Dell, Inc. *	141,127	3,182,414
EMC Corp. *	545,648	6,356,799

		42,879,279
Cosmetics & Toiletries - 1.54%
Procter & Gamble Company	316,968	19,620,319
Crude Petroleum & Natural Gas - 0.08%
EOG Resources, Inc.	16,000	1,037,120
Domestic Oil - 0.42%
Murphy Oil Corp. (a)	109,442	5,352,808
Drugs & Health Care - 1.38%
Novartis AG	160,000	9,110,805
Wyeth	173,546	8,451,690

		17,562,495
Electronics - 1.38%
Garmin, Ltd. (a)	181,900	8,505,644
Harman International Industries, Inc.	111,740	9,064,349

		17,569,993
Financial Services - 14.69%
Ameriprise Financial, Inc. (a)	14,589	667,155
Charles Schwab Corp.	646,114	10,538,119
Chicago Merchantile Exchange Holdings, Inc.	7,000	3,080,000
Citigroup, Inc.	480,379	23,706,704
Countrywide Financial Corp.	115,000	3,887,000
E*TRADE Financial Corp. *	450,771	10,633,688
Franklin Resources, Inc.	175,335	17,254,717
Goldman Sachs Group, Inc.	97,424	14,482,078
Legg Mason, Inc.	138,180	12,610,307
Mellon Financial Corp.	85,239	3,173,448
Merrill Lynch & Company, Inc.	181,210	13,324,371
Morgan Stanley	141,800	9,329,022
SLM Corp.	308,008	14,947,628
State Street Corp. (c)	385,665	23,834,097
TD Ameritrade Holding Corp. *	486,026	8,515,175
UBS AG *	301,440	17,018,154

		187,001,663
Food & Beverages - 1.59%
PepsiCo, Inc.	234,166	15,286,356
Blue Chip Growth Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Food & Beverages (continued)
Sysco Corp.	159,105	$4,994,306

		20,280,662
Healthcare Products - 3.35%
Alcon, Inc.	21,200	2,497,148
Johnson & Johnson	131,501	8,502,855
Medtronic, Inc.	308,564	14,471,651
St. Jude Medical, Inc. *	210,364	7,659,353
Stryker Corp.	199,121	9,563,782

		42,694,789
Healthcare Services - 7.57%
Cardinal Health, Inc.	68,605	4,625,349
Caremark Rx, Inc.	344,997	19,989,126
DaVita, Inc. *	23,700	1,383,132
Humana, Inc. *	161,300	9,828,009
Medco Health Solutions, Inc. *	96,200	6,096,194
Quest Diagnostics, Inc.	108,978	7,005,106
UnitedHealth Group, Inc.	615,641	31,982,550
Wellpoint, Inc. *	199,128	15,414,499

		96,323,965
Holdings Companies/Conglomerates - 3.85%
General Electric Company	1,439,999	49,046,367
Hotels & Restaurants - 1.52%
Marriott International, Inc., Class A	194,912	7,340,386
Wynn Resorts, Ltd. * (a)	155,873	12,066,129

		19,406,515
Household Products - 0.23%
Fortune Brands, Inc.	40,162	2,915,761
Industrial Machinery - 0.11%
Deere & Company	18,513	1,445,865
Insurance - 3.53%
Aetna, Inc.	172,952	6,445,921
AFLAC, Inc.	2,389	107,672
American International Group, Inc.	329,153	21,006,544
Hartford Financial Services Group, Inc.	112,716	9,677,796
Prudential Financial, Inc.	105,200	7,722,732

		44,960,665
Internet Retail - 0.93%
Amazon.com, Inc. * (a)	242,211	7,467,365
eBay, Inc. *	156,065	4,347,971

		11,815,336
Internet Service Provider - 3.05%
Google, Inc., Class A *	60,734	22,989,641
Yahoo!, Inc. *	550,468	15,864,488

		38,854,129
Internet Software - 0.52%
Juniper Networks, Inc. *	452,919	6,644,322
Leisure Time - 1.25%
Harrah's Entertainment, Inc.	65,448	4,081,337

The accompanying notes are an integral part of the financial statements. 195

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Blue Chip Growth Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Leisure Time (continued)
International Game Technology, Inc.	304,598	$11,781,851

		15,863,188
Manufacturing - 3.61%
Danaher Corp.	468,437	31,052,689
Honeywell International, Inc.	153,595	5,947,199
Illinois Tool Works, Inc.	203,326	8,926,011

		45,925,899
Mining - 0.34%
BHP Billiton, Ltd.	207,400	4,382,845
Petroleum Services - 6.40%
Baker Hughes, Inc.	196,641	13,996,906
Exxon Mobil Corp.	237,962	16,102,889
Schlumberger, Ltd.	420,708	25,789,400
Smith International, Inc.	443,428	18,610,673
Total SA, ADR	102,392	6,904,293

		81,404,161
Pharmaceuticals - 4.13%
Allergan, Inc.	50,000	5,728,000
Celgene Corp. *	109,300	4,447,417
Gilead Sciences, Inc. *	241,219	15,293,284
GlaxoSmithKline PLC, ADR	14,700	834,666
Pfizer, Inc.	343,696	9,472,262
Roche Holdings AG NPV	50,000	9,195,915
Sepracor, Inc. * (a)	160,488	7,544,541

		52,516,085
Publishing - 0.06%
McGraw-Hill Companies, Inc.	13,748	768,651
Railroads & Equipment - 0.28%
Union Pacific Corp.	44,006	3,535,882
Retail Trade - 5.95%
Best Buy Company, Inc.	74,810	3,516,070
CVS Corp.	238,398	7,998,253
Home Depot, Inc.	342,252	11,735,821
Kohl's Corp. *	338,070	21,132,756
Target Corp.	269,978	13,064,235
Wal-Mart Stores, Inc.	409,336	18,305,506

		75,752,641
Semiconductors - 5.84%
Analog Devices, Inc. (a)	259,457	7,949,763
Applied Materials, Inc.	368,300	6,216,904
Intel Corp.	277,908	5,430,322
Linear Technology Corp. (a)	266,410	9,060,604
Marvell Technology Group, Ltd. *	586,990	10,278,195
Maxim Integrated Products, Inc.	486,628	14,160,875
Texas Instruments, Inc.	308,482	10,053,428
Xilinx, Inc.	486,675	11,130,257

		74,280,348
Software - 4.39%
Adobe Systems, Inc. *	234,325	7,601,503

Blue Chip Growth Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Software (continued)
Intuit, Inc. *	144,678	$4,372,169
Microsoft Corp.	1,213,060	31,163,511
Oracle Corp. *	813,438	12,730,305

		55,867,488
Telecommunications Equipment &
Services - 2.66%
Corning, Inc. *	302,685	6,731,714
Nokia Oyj, SADR	628,272	13,118,319
QUALCOMM, Inc.	42,623	1,605,609
Telefonaktiebolaget LM Ericsson, SADR (a)	151,600	5,063,440
Telus Corp., Non Voting Shares	154,882	7,363,090

		33,882,172
Travel Services - 1.46%
American Express Company	352,948	18,543,888

TOTAL COMMON STOCKS (Cost $1,188,453,190)		$1,259,420,728

SHORT TERM INVESTMENTS - 4.47%
State Street Navigator Securities
Lending Prime Portfolio (c)	$48,982,997	$48,982,997
T. Rowe Price Reserve Investment Fund (c)	7,854,809	7,854,809

TOTAL SHORT TERM INVESTMENTS
(Cost $56,837,806)		$56,837,806

REPURCHASE AGREEMENTS - 0.16%
Repurchase Agreement with State
Street Corp. dated 08/31/2006 at
3.95% to be repurchased at
$2,041,224 on 9/1/2006,
collateralized by $1,720,000 U.S.
Treasury Bond, 6.50% due
11/26/2015 (valued at $2,083,350,
including interest) (c)	$2,041,000	$2,041,000

TOTAL REPURCHASE AGREEMENTS
(Cost $2,041,000)		$2,041,000

Total Investments (Blue Chip Growth Fund)
(Cost $1,247,331,996) - 103.57%		$1,318,299,534
Liabilities in Excess of Other Assets - (3.57)%		(45,448,746)

TOTAL NET ASSETS - 100.00%		$1,272,850,788

Capital Appreciation Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 98.24%
Aerospace - 3.77%
Boeing Company	110,400	$8,268,960
United Technologies Corp.	144,500	9,061,595

		17,330,555
Apparel & Textiles - 3.11%
Coach, Inc. * (a)	251,756	7,600,514

The accompanying notes are an integral part of the financial statements. 196

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Capital Appreciation Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Apparel & Textiles (continued)
NIKE, Inc., Class B	82,946 $	6,698,719

		14,299,233
Biotechnology - 3.77%
Amgen, Inc. *	98,425	6,686,010
Genentech, Inc. *	129,131	10,655,890

		17,341,900
Broadcasting - 1.18%
News Corp.	285,600	5,434,968
Cellular Communications - 3.50%
Motorola, Inc.	436,900	10,214,722
NII Holdings, Inc. * (a)	110,600	5,900,510

		16,115,232
Computers & Business Equipment - 4.62%
Apple Computer, Inc. *	152,156	10,323,784
Cisco Systems, Inc. *	497,630	10,942,884

		21,266,668
Cosmetics & Toiletries - 2.13%
Procter & Gamble Company	158,484	9,810,160
Crude Petroleum & Natural Gas - 1.45%
Occidental Petroleum Corp.	131,200	6,689,888
Drugs & Health Care - 1.07%
Wyeth	101,400	4,938,180
Electronics - 1.49%
Agilent Technologies, Inc. *	213,159	6,855,193
Financial Services - 8.87%
Charles Schwab Corp.	441,831	7,206,264
Goldman Sachs Group, Inc.	39,710	5,902,892
KKR Private Equity Investors, LP *	161,600	3,692,560
Merrill Lynch & Company, Inc.	89,982	6,616,376
NYSE Group, Inc. * (a)	98,300	5,829,190
UBS AG	204,300	11,598,111

		40,845,393
Food & Beverages - 3.76%
PepsiCo, Inc.	204,435	13,345,517
Starbucks Corp. *	127,200	3,944,472

		17,289,989
Healthcare Products - 3.74%
Alcon, Inc.	92,019	10,838,918
St. Jude Medical, Inc. *	175,474	6,389,008

		17,227,926
Healthcare Services - 4.81%
Caremark Rx, Inc.	124,989	7,241,863
UnitedHealth Group, Inc.	91,300	4,743,035
Wellpoint, Inc. *	131,308	10,164,552

		22,149,450
Holdings Companies/Conglomerates - 2.00%
General Electric Company	270,388	9,209,415

Capital Appreciation Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Hotels & Restaurants - 1.65%
Chipotle Mexican Grill, Inc., Class A * (a)	16,800	$828,912
Marriott International, Inc., Class A	179,600	6,763,736

		7,592,648
Insurance - 2.07%
American International Group, Inc.	149,208	9,522,455
Internet Service Provider - 4.69%
Google, Inc., Class A *	37,793	14,305,784
Yahoo!, Inc. *	252,092	7,265,292

		21,571,076
Leisure Time - 3.93%
Electronic Arts, Inc. *	145,608	7,421,640
Walt Disney Company	360,100	10,676,965

		18,098,605
Petroleum Services - 2.80%
Schlumberger, Ltd.	129,394	7,931,852
Suncor Energy, Inc.	63,952	4,961,396

		12,893,248
Pharmaceuticals - 11.88%
Abbott Laboratories	143,100	6,968,970
Gilead Sciences, Inc. *	182,686	11,582,293
Novartis AG, ADR	200,476	11,451,189
Pfizer, Inc.	176,000	4,850,560
Roche Holdings, Ltd., SADR	153,311	14,106,927
Sanofi-Aventis, ADR	127,173	5,716,426

		54,676,365
Retail Grocery - 1.79%
Whole Foods Market, Inc. (a)	153,534	8,232,493
Retail Trade - 4.51%
Federated Department Stores, Inc.	252,390	9,585,772
Kohl's Corp. *	36,000	2,250,360
Target Corp.	134,993	6,532,311
Williams-Sonoma, Inc. (a)	80,880	2,382,725

		20,751,168
Semiconductors - 4.77%
Broadcom Corp., Class A *	234,550	6,905,152
Marvell Technology Group, Ltd. *	449,050	7,862,866
Texas Instruments, Inc.	220,050	7,171,429

		21,939,447
Software - 4.17%
Adobe Systems, Inc. *	333,615	10,822,471
Microsoft Corp.	99,541	2,557,208
SAP AG, SADR	121,688	5,809,385

		19,189,064
Telecommunications Equipment &
Services - 4.61%
Corning, Inc. *	290,300	6,456,272
Nokia Oyj, SADR	261,631	5,462,855
QUALCOMM, Inc.	246,900	9,300,723

		21,219,850

The accompanying notes are an integral part of the financial statements. 197

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Capital Appreciation Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Travel Services - 2.10%
American Express Company	184,074	$9,671,248

TOTAL COMMON STOCKS (Cost $443,503,982)		$452,161,817

SHORT TERM INVESTMENTS - 5.97%
General Electric Capital Corp.
5.18% due 09/01/2006	$8,950,000	$8,950,000
State Street Navigator Securities Lending
Prime Portfolio (c)	18,532,002	18,532,002

TOTAL SHORT TERM INVESTMENTS
(Cost $27,482,002)		$27,482,002

Total Investments (Capital Appreciation Fund)
(Cost $470,985,984) - 104.21%		$479,643,819
Liabilities in Excess of Other Assets - (4.21)%		(19,398,950)

TOTAL NET ASSETS - 100.00%		$460,244,869

Core Bond Fund
	Shares or
	Principal
	Amount	Value

U.S. TREASURY OBLIGATIONS - 12.72%
U.S. Treasury Bonds - 6.20%
4.50% due 02/15/2036 (a)***	$2,450,000	$2,305,871
5.375% due 02/15/2031 (a)	876,000	931,982
6.25% due 08/15/2023 to
05/15/2030 (a)***	6,664,000	7,711,557
8.875% due 02/15/2019 ***	991,000	1,357,282

		12,306,692
U.S. Treasury Notes - 6.52%
4.50% due 02/15/2016 (a)	104,000	102,062
4.50% due 11/15/2015 (a)***	1,220,000	1,197,792
4.875% due 08/15/2016	205,000	207,322
4.875% due 05/31/2008 to 07/31/2011 (a)	5,485,000	5,507,328
5.00% due 07/31/2008 (a)	390,000	391,402
5.125% due 06/30/2008 to 05/15/2016 (a)	5,377,000	5,529,581

		12,935,487

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $25,201,312)		$25,242,179

U.S. GOVERNMENT AGENCY OBLIGATIONS - 38.92%
Federal Home Loan Bank - 2.97%
4.625% due 07/18/2007	3,525,000	3,504,626
5.46% due 11/30/2015 ***	2,397,790	2,384,088

		5,888,714
Federal Home Loan Mortgage Corp. - 18.74%
3.50% due 05/15/2026	193,289	188,225
3.57% due 06/15/2029 ***	849,387	823,410
3.90% due 01/15/2023	1,105,179	1,070,676
4.00% due 04/15/2025	609,757	596,974
4.50% due 02/01/2019 to 08/01/2035	5,338,718	5,151,494
4.50% due 08/01/2020 to 07/01/2035 ***	3,095,292	2,925,071
5.00% due 10/01/2020 to 03/15/2025	4,879,981	4,791,305

Core Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

U.S. GOVERNMENT AGENCY
OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp.
(continued)
5.00% due 07/01/2035 ***	$1,156,666	$1,109,578
5.095% due 02/01/2036 ***	1,351,194	1,329,715
5.50% due 01/01/2018 to 05/15/2026	3,739,274	3,735,325
5.50% due 11/01/2018 ***	756,310	754,591
5.601% due 05/01/2036 ***	1,747,596	1,747,475
6.00% due 07/01/2036	785,105	786,405
6.00% TBA **	10,724,000	10,832,915
6.625% due 09/15/2009 ***	1,279,000	1,335,426

		37,178,585
Federal National Mortgage
Association - 14.38%
4.33% due 11/01/2011	192,710	185,011
4.50% due 02/01/2035	94,872	89,404
4.653% due 10/01/2012	151,533	148,169
4.868% due 09/01/2035	203,983	199,165
5.00% due 03/01/2034 to 12/01/2034	2,844,564	2,733,595
5.00% due 07/01/2033 ***	854,558	821,855
5.068% due 07/01/2035	423,574	418,011
5.298% due 04/01/2036	335,251	334,026
5.504% due 01/01/2033 to 06/01/2036	7,028,123	6,925,762
5.50% TBA **	11,682,000	11,462,963
5.662% due 06/01/2036	282,295	283,503
5.67% due 03/01/2009	430,076	432,678
5.829% due 07/01/2036	1,236,323	1,246,718
5.921% due 09/21/2008	1,053,000	1,056,291
6.00% due 07/01/2036	1,135,721	1,136,939
6.00% TBA **	457,000	457,429
6.44% due 06/01/2036	597,471	610,251

		28,541,770
Government National Mortgage
Association - 2.83%
5.50% due 10/20/2034 to 06/15/2035	1,609,883	1,592,501
6.00% TBA **	1,127,000	1,135,100
6.50% TBA **	2,825,000	2,882,383

		5,609,984

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $76,838,741)		$77,219,053

FOREIGN GOVERNMENT OBLIGATIONS - 0.61%
Canada - 0.09%
Province of Quebec Canada
7.50% due 09/15/2029 (a)	140,000	175,069
Chile - 0.11%
Republic of Chile
5.50% due 01/15/2013	210,000	210,777
Mexico - 0.34%
Government of Mexico
5.625% due 01/15/2017 (a)	370,000	364,820
5.875% due 01/15/2014 (a)	174,000	177,045
6.75% due 09/27/2034 (a)	125,000	132,625

		674,490

The accompanying notes are an integral part of the financial statements. 198

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Core Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS
(continued)
Russia - 0.07%
Russian Federation
5.00% due 03/31/2030	$125,000	$138,975

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $1,162,210)		$1,199,311

CORPORATE BONDS - 19.54%
Aerospace - 0.02%
Lockheed Martin Corp.
6.15% due 09/01/2036	30,000	30,839
Apparel & Textiles - 0.22%
Mohawk Industries, Inc.
5.75% due 01/15/2011	430,000	426,542
Automobiles - 0.43%
DaimlerChrysler N.A. Holding Corp.
5.75% due 05/18/2009	285,000	286,216
6.50% due 11/15/2013 (a)	395,000	406,771
8.50% due 01/18/2031	141,000	169,319

		862,306
Banking - 1.27%
Bank of America Corp.
4.25% due 10/01/2010	360,000	347,435
5.375% due 08/15/2011	355,000	356,514
5.375% due 06/15/2014 (a)	120,000	119,670
Credit Suisse USA, Inc.
5.85% due 08/16/2016 (a)	115,000	117,277
HSBC Holdings PLC
6.50% due 05/02/2036	240,000	252,723
PNC Funding Corp.
5.25% due 11/15/2015	339,000	330,962
Royal Bank of Scotland Group PLC
5.00% due 10/01/2014	280,000	270,888
Wachovia Corp.
4.875% due 02/15/2014	280,000	268,368
Washington Mutual Bank FA
5.65% due 08/15/2014	255,000	253,870
Zions Bancorporation
5.50% due 11/16/2015	215,000	211,263

		2,528,970
Broadcasting - 0.10%
Viacom, Inc.
5.75% due 04/30/2011	130,000	128,930
6.25% due 04/30/2016	60,000	59,222

		188,152
Business Services - 0.15%
Xerox Corp.
6.40% due 03/15/2016	305,000	301,979
Cable and Television - 0.70%
AOL Time Warner, Inc.
6.875% due 05/01/2012	310,000	324,575
Comcast Corp.
5.65% due 06/15/2035	146,000	129,440
5.90% due 03/15/2016	335,000	332,087

Core Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Cable and Television (continued)
News America, Inc.
6.40% due 12/15/2035	$225,000	$215,607
Rogers Cable, Inc.
5.50% due 03/15/2014	265,000	245,456
Time Warner Entertainment Company, LP
8.375% due 07/15/2033	126,000	144,497

		1,391,662

Cellular Communications - 0.69%
America Movil SA de CV
6.375% due 03/01/2035	139,000	132,812
AT&T Broadband Corp.
8.375% due 03/15/2013	237,000	268,643
Cingular Wireless Services, Inc.
8.125% due 05/01/2012	235,000	263,110
Verizon Wireless Capital LLC
5.375% due 12/15/2006	375,000	374,858
Vodafone Group PLC
5.50% due 06/15/2011	325,000	323,987

		1,363,410

Computers & Business Equipment - 0.15%
Cisco Systems, Inc.
5.50% due 02/22/2016	295,000	293,704
Construction & Mining Equipment - 0.11%
Caterpillar, Inc.
6.05% due 08/15/2036	210,000	216,188
Crude Petroleum & Natural Gas - 0.13%
EnCana Corp.
6.50% due 08/15/2034	126,000	130,676
XTO Energy Inc.
6.10% due 04/01/2036	125,000	122,314

		252,990

Domestic Oil - 0.76%
Anadarko Finance Company, Series B
6.75% due 05/01/2011	350,000	366,544
ConocoPhillips
5.90% due 10/15/2032 (a)	310,000	312,870
Devon Financing Corp., ULC
6.875% due 09/30/2011	435,000	461,312
Hess Corp.
6.65% due 08/15/2011	350,000	366,272

		1,506,998

Drugs & Health Care - 0.27%
Wyeth
5.50% due 02/15/2016	540,000	534,892
Electrical Equipment - 0.07%
Exelon Generation Company LLC
5.35% due 01/15/2014	145,000	141,540
Electrical Utilities - 1.74%
Allegheny Energy Supply Company LLC
8.25% due 04/15/2012	195,000	210,600
American Electric Power Company, Inc., Series C
5.375% due 03/15/2010 (a)	210,000	209,611

The accompanying notes are an integral part of the financial statements. 199

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Core Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Electrical Utilities (continued)
Dominion Resources, Inc.
5.95% due 06/15/2035 (a)	$136,000	$128,870
DPL, Inc.
6.875% due 09/01/2011	405,000	424,452
Empresa Nacional de Electricidad SA
8.625% due 08/01/2015 (a)	160,000	183,499
FirstEnergy Corp.
6.45% due 11/15/2011	185,000	191,871
Kansas Gas & Electric
5.647% due 03/29/2021	339,000	331,576
MidAmerican Energy Holdings Company
6.125% due 04/01/2036	145,000	143,178
Nevada Power Company
5.95% due 03/15/2016	300,000	296,757
Ohio Edison Company
6.40% due 07/15/2016	115,000	119,668
Progress Energy, Inc.
6.85% due 04/15/2012	560,000	593,168
PSEG Power LLC
5.00% due 04/01/2014	140,000	132,791
Public Service Company of Colorado
7.875% due 10/01/2012	297,000	334,056
TXU Electric Delivery Company
6.375% due 01/15/2015	145,000	149,181

		3,449,278
Financial Services - 6.30%
AMBAC Financial Group, Inc.
5.95% due 12/05/2035	120,000	117,705
Capital One Bank
4.875% due 05/15/2008	445,000	441,740
Capital One Financial Corp.
5.50% due 06/01/2015	295,000	287,152
6.15% due 09/01/2016	215,000	215,945
8.75% due 02/01/2007	470,000	475,837
CIT Group, Inc., Series MTN
4.75% due 08/15/2008	364,000	360,323
Citigroup, Inc.
3.625% due 02/09/2009	715,000	689,841
5.125% due 02/14/2011 (a)	285,000	283,710
5.85% due 08/02/2016	285,000	292,037
Credit Suisse USA, Inc.
5.50% due 08/16/2011	495,000	497,061
General Electric Capital Corp.
4.875% due 03/04/2015 (a)	193,000	186,541
6.75% due 03/15/2032	140,000	158,005
General Electric Capital Corp., Series A, MTN
3.75% due 12/15/2009 (a)	456,000	436,615
6.00% due 06/15/2012	578,000	597,342
General Motors Acceptance Corp.
6.75% due 12/01/2014	100,000	95,869
HSBC Finance Corp.
4.75% due 04/15/2010	907,000	890,464
International Lease Finance Corp., Series MTN
5.45% due 03/24/2011	445,000	445,416
5.62% due 05/24/2010 (b)	215,000	215,271

Core Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Financial Services (continued)
JP Morgan Chase & Company
5.125% due 09/15/2014	$170,000	$165,583
5.60% due 06/01/2011	995,000	1,005,684
Lazard Group, LLC
7.125% due 05/15/2015	300,000	313,679
Lehman Brothers Holdings, Inc., Series MTN
5.75% due 05/17/2013	420,000	424,649
Merrill Lynch & Company, Inc.
6.05% due 05/16/2016	355,000	366,158
Merrill Lynch & Company, Inc., Series MTN
5.77% due 07/25/2011	350,000	356,352
Merrill Lynch & Company, Inc., Series MTNC
4.25% due 02/08/2010	255,000	246,788
Morgan Stanley
5.375% due 10/15/2015	325,000	317,983
Morgan Stanley, Series MTN
5.625% due 01/09/2012	355,000	357,991
6.25% due 08/09/2026	140,000	142,596
Residential Capital Corp.
6.125% due 11/21/2008	475,000	476,034
6.50% due 04/17/2013	130,000	131,150
6.875% due 06/29/2007 (b)	220,000	221,217
SLM Corp., Series MTN
5.6647% due 07/26/2010 (b)	490,000	489,952
The Goldman Sachs Group, Inc.
5.125% due 01/15/2015	513,000	496,168
6.45% due 05/01/2036	145,000	146,755
Washington Mutual, Inc.
4.00% due 01/15/2009	167,000	162,148

		12,507,761
Food & Beverages - 0.54%
Kraft Foods, Inc.
5.25% due 10/01/2013	400,000	392,795
5.625% due 11/01/2011	353,000	355,243
SABMiller PLC
5.78% due 07/01/2009 (b)	155,000	155,007
6.50% due 07/01/2016	155,000	161,608

		1,064,653
Gas & Pipeline Utilities - 0.51%
Duke Capital LLC
7.50% due 10/01/2009	256,000	271,506
8.00% due 10/01/2019	80,000	91,367
Energy Transfer Partners LP
5.65% due 08/01/2012	210,000	207,402
Kinder Morgan Energy Partners LP
5.80% due 03/15/2035	145,000	130,179
Kinder Morgan Finance Company, ULC
5.70% due 01/05/2016	115,000	104,642
Kinder Morgan, Inc.
6.50% due 09/01/2012	215,000	210,836

		1,015,932
Healthcare Products - 0.33%
Baxter International, Inc.
5.90% due 09/01/2016	210,000	212,981

The accompanying notes are an integral part of the financial statements. 200

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Core Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Healthcare Products (continued)
Boston Scientific Corp.
6.00% due 06/15/2011	$215,000	$216,923
6.25% due 11/15/2035	145,000	146,244
6.40% due 06/15/2016	75,000	75,913

		652,061

Healthcare Services - 0.16%
Aetna, Inc.
6.625% due 06/15/2036	100,000	104,279
WellPoint, Inc.
5.85% due 01/15/2036	220,000	209,914

		314,193

Insurance - 0.41%
American International Group, Inc.
4.70% due 10/01/2010	368,000	360,315
GE Global Insurance Holding Corp.
7.00% due 02/15/2026	160,000	173,127
Liberty Mutual Insurance Company
7.875% due 10/15/2026	90,000	100,403
XL Capital, Ltd.
6.375% due 11/15/2024 (a)	185,000	182,920

		816,765

International Oil - 0.20%
Pemex Project Funding Master Trust
6.625% due 06/15/2035 (a)	120,000	117,840
7.375% due 12/15/2014	124,000	134,354
Petro-Canada
5.95% due 05/15/2035	155,000	147,274

		399,468

Investment Companies - 0.29%
Allied Capital Corp.
6.625% due 07/15/2011	565,000	573,476
Leisure Time - 0.14%
Harrah's Operating Company, Inc.
6.50% due 06/01/2016	285,000	282,744
Manufacturing - 0.20%
Tyco International Group SA
6.375% due 10/15/2011	389,000	405,709
Paper - 0.31%
Celulosa Arauco y Constitucion SA
5.625% due 04/20/2015	165,000	159,460
International Paper Company
5.85% due 10/30/2012	440,000	446,914

		606,374

Petroleum Services - 0.21%
Halliburton Company
5.50% due 10/15/2010	167,000	167,659
8.75% due 02/15/2021 (a)	203,000	256,866

		424,525

Pharmaceuticals - 0.07%
Teva Pharmaceutical Finance LLC
6.15% due 02/01/2036	140,000	132,238

Core Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Real Estate - 0.76%
Developers Diversified Realty Corp., REIT
5.375% due 10/15/2012	$336,000	$330,285
Duke Realty LP
5.625% due 08/15/2011	140,000	140,199
5.95% due 02/15/2017	140,000	140,932
ProLogis, REIT
5.25% due 11/15/2010	105,000	103,892
5.50% due 04/01/2012	290,000	288,138
Simon Property Group LP, REIT
5.60% due 09/01/2011	170,000	170,434
6.10% due 05/01/2016	330,000	338,686

		1,512,566
Telecommunications Equipment &
Services - 0.68%
Corning, Inc.
7.25% due 08/15/2036	155,000	161,405
Deutsche Telekom International Finance BV
5.75% due 03/23/2016	275,000	267,502
8.25% due 06/15/2030 (b)	70,000	84,444
Embarq Corp.
7.082% due 06/01/2016	210,000	214,271
SBC Communications, Inc.
5.10% due 09/15/2014	455,000	433,915
6.15% due 09/15/2034	190,000	181,046

		1,342,583
Telephone - 1.37%
AT&T Corp.
7.30% due 11/15/2011 (b)	165,000	178,137
AT&T, Inc.
6.80% due 05/15/2036 (a)	145,000	149,932
BellSouth Corp.
6.00% due 11/15/2034	100,000	91,783
British Telecommunications PLC
zero coupon, Step up to 9.125% on
12/15/2006 due 12/15/2030 (b)	119,000	153,596
Sprint Capital Corp.
6.00% due 01/15/2007	579,000	579,719
6.125% due 11/15/2008	336,000	340,462
8.375% due 03/15/2012	170,000	189,988
Telecom Italia Capital SA
6.00% due 09/30/2034	155,000	139,939
7.20% due 07/18/2036	70,000	73,108
Telefonica Emisones SAU
5.984% due 06/20/2011	340,000	345,056
Verizon Communications, Inc.
5.35% due 02/15/2011	220,000	219,023
5.55% due 02/15/2016	270,000	263,013

		2,723,756
Transportation - 0.25%
Canadian National Railway Company
6.20% due 06/01/2036	225,000	236,735

The accompanying notes are an integral part of the financial statements. 201

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Core Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Transportation (continued)
Norfolk Southern Corp.
7.05% due 05/01/2037	$228,000	$261,429

		498,164

TOTAL CORPORATE BONDS (Cost $38,632,445)		$38,762,418

MUNICIPAL BONDS - 0.34%
Texas - 0.34%
Brazos Texas Higher Education Authority, Inc.
5.03% due 12/01/2041	685,000	682,390

TOTAL MUNICIPAL BONDS (Cost $682,014)		$682,390

COLLATERALIZED MORTGAGE
OBLIGATIONS - 24.91%
Banc of America Commercial Mortgage, Inc.,
Series 2002-PB2, Class B
6.309% due 06/11/2035	143,000	149,051
Banc of America Commercial Mortgage, Inc.,
Series 2004-1, Class A4
4.76% due 11/10/2039	178,000	170,896
Bear Stearns Commercial Mortgage Securities,
Inc., Series 2003-T10, Class A2
4.74% due 03/13/2040	114,000	110,244
Bear Stearns Commercial Mortgage Securities,
Inc., Series 2004-ESA, Class B
4.888% due 05/14/2016	78,000	77,181
Bear Stearns Commercial Mortgage Securities,
Inc., Series 2004-ESA, Class C
4.937% due 05/14/2016	584,000	579,940
Bear Stearns Commercial Mortgage Securities,
Inc., Series 2005-PWR8, Class AAB
4.581% due 06/11/2041	610,000	583,593
Bear Stearns Commercial Mortgage Securities,
Inc., Series 2006-T22, Class AM
5.6336% due 04/12/2038 (b)	344,000	345,943
Commercial Mortgage Pass Through Certificates,
Series 1999-1, Class E
7.2244% due 05/15/2032 (b)	443,000	459,068
Commercial Mortgage Pass Through Certificates,
Series 2000-C1, Class C
7.706% due 08/15/2033	74,000	79,881
Countrywide Alternative Loan Trust,
Series 2005-J4, Class 2A1B
5.4444% due 07/25/2035 (b)	78,184	78,167
CS First Boston Mortgage Securities Corp.,
Series 2001-CP4, Class A4
6.18% due 12/15/2035	606,000	627,152
CS First Boston Mortgage Securities Corp.,
Series 2002-CKN2, Class A3
6.133% due 04/15/2037	819,000	849,581
CS First Boston Mortgage Securities Corp.,
Series 2002-CKP1, Class A3
6.439% due 12/15/2035	282,000	295,728
CS First Boston Mortgage Securities Corp.,
Series 2002-CKS4, Class A2
5.183% due 11/15/2036	431,000	428,106

Core Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
CS First Boston Mortgage Securities Corp.,
Series 2002-CP3, Class A3
5.603% due 07/15/2035	$342,000	$346,357
CS First Boston Mortgage Securities Corp.,
Series 2003-C4, Class A4
5.137% due 08/15/2036 (b)	238,000	234,450
CS First Boston Mortgage Securities Corp.,
Series 2004-C2, Class A2
5.416% due 05/15/2036 (b)	871,000	868,328
Federal Home Loan Mortgage Corp.,
Series 2003-2682, Class LC
4.50% due 07/15/2032	567,000	531,552
Federal Home Loan Mortgage Corp.,
Series 2004-2727, Class PE
4.50% due 07/15/2032	989,000	924,531
Federal Home Loan Mortgage Corp.,
Series 2004-2904, Class CM
5.00% due 01/15/2018	638,912	632,960
Federal Home Loan Mortgage Corp.,
Series 2005-2941, Class WA
5.00% due 11/15/2024	420,188	417,527
Federal Home Loan Mortgage Corp.,
Series 2005-2948, Class QA
5.00% due 10/15/2025	633,770	629,773
Federal Home Loan Mortgage Corp.,
Series 2005-3017, Class TA
4.50% due 08/15/2035	460,000	441,895
Federal Home Loan Mortgage Corp.,
Series 2005-3020, Class MA
5.50% due 04/15/2027	657,139	658,770
Federal Home Loan Mortgage Corp.,
Series 2005-3026, Class GJ
4.50% due 02/15/2029	584,876	574,016
Federal Home Loan Mortgage Corp.,
Series 2005-3026, Class PC
4.50% due 01/15/2034	315,000	290,435
Federal Home Loan Mortgage Corp.,
Series 2005-3057, Class MD
4.50% due 08/15/2034	386,000	356,826
Federal Home Loan Mortgage Corp.,
Series 2006-3117, Class PN
5.00% due 11/15/2021	1,310,332	1,303,030
Federal Home Loan Mortgage Corp.,
Series 2006-3135, Class JA
6.00% due 09/15/2027	819,396	829,876
Federal Home Loan Mortgage Corp.,
Series 2006-3147, Class PC
5.50% due 04/15/2033	170,000	167,924
Federal Home Loan Mortgage Corp.,
Series 2006-3151, Class LA
6.00% due 11/15/2027	865,066	875,115
Federal Home Loan Mortgage Corp.,
Series 2006-3167, Class QA
6.00% due 10/15/2026	2,028,000	2,048,009
Federal Home Loan Mortgage Corp.,
Series 2006-3176, Class HA
6.00% due 02/15/2028	1,425,008	1,444,232

The accompanying notes are an integral part of the financial statements. 202

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Core Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp.,
Series 2006-3178, Class MA
6.00% due 10/15/2026	$470,606	$476,459
Federal Home Loan Mortgage Corp.,
Series 2006-3184, Class LA
6.00% due 03/15/2028	1,402,579	1,419,042
Federal Home Loan Mortgage Corp.,
Series 2006-3192, Class GA
6.00% due 03/15/2027	696,726	704,442
Federal National Mortgage Association,
Series 2002-T11, Class A
4.768% due 04/25/2012	50,376	49,924
Federal National Mortgage Association,
Series 2003-34, Class QJ
4.50% due 01/25/2016	1,555,609	1,527,121
Federal National Mortgage Association,
Series 2003-76, Class DE
4.00% due 09/25/2031 ***	1,405,061	1,325,394
Federal National Mortgage Association,
Series 2003-92, Class KQ
3.50% due 06/25/2023	471,336	460,516
Federal National Mortgage Association,
Series 2003-T1, Class A
3.807% due 11/25/2012	153,339	147,412
Federal National Mortgage Association,
Series 2004-69, Class CT
4.50% due 06/25/2018	219,429	213,537
Federal National Mortgage Association,
Series 2005-38, Class CD
5.00% due 06/25/2019	398,829	394,042
Federal National Mortgage Association,
Series 2005-45, Class BA
4.50% due 11/25/2014	1,268,577	1,254,920
Federal National Mortgage Association,
Series 2005-63, Class HA
5.00% due 04/25/2023	738,327	727,267
Federal National Mortgage Association,
Series 2005-65, Class WG
4.50% due 08/25/2026	984,551	969,946
Federal National Mortgage Association,
Series 2005-77, Class BX
4.50% due 07/25/2028	204,212	200,968
Federal National Mortgage Association,
Series 2006-18, Class PA
5.50% due 01/25/2026	472,000	472,322
Federal National Mortgage Association,
Series 2006-29, Class PA
5.50% due 08/25/2026	1,045,000	1,046,707
Federal National Mortgage Association,
Series 2006-31, Class PA
5.50% due 11/25/2026	465,000	465,804
Federal National Mortgage Association,
Series 2006-41, Class MA
5.50% due 04/25/2024	415,000	415,684
Federal National Mortgage Association,
Series 2006-81, Class NA
6.00% due 02/25/2027	1,178,000	1,191,189

Core Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
First Union National Bank Commercial Mortgage,
Series 2001-C4, Class B
6.417% due 12/12/2033	$188,000	$197,436
GE Capital Commercial Mortgage Corp.,
Series 2001-3, Class A2
6.07% due 06/10/2038	1,004,000	1,038,639
GE Capital Commercial Mortgage Corp.,
Series 2002-2A, Class A3
5.349% due 08/11/2036	586,000	586,350
GE Capital Commercial Mortgage Corp.,
Series 2002-3A, Class A2
4.996% due 12/10/2037	442,000	435,163
GE Capital Commercial Mortgage Corp.,
Series 2003-C2, Class A4
5.145% due 07/10/2037	835,000	824,268
GE Capital Commercial Mortgage Corp.,
Series 2004-C3, Class A4
5.189% due 07/10/2039 (b)	552,000	540,117
GMAC Commercial Mortgage Securities, Inc.,
Series 2002-C3, Class A2
4.93% due 07/10/2039	127,000	124,412
GMAC Commercial Mortgage Securities, Inc.,
Series 2003-C2, Class B
5.4729% due 05/10/2040 (b)	308,000	310,202
GMAC Commercial Mortgage Securities, Inc.,
Series 2003-C3, Class A4
5.023% due 04/10/2040	1,041,000	1,017,538
GMAC Commercial Mortgage Securities, Inc.,
Series 2004-C1, Class A1
3.118% due 03/10/2038	261,321	253,988
Government National Mortgage Association,
Series 2006-3, Class A
4.212% due 01/16/2028	121,231	118,095
Government National Mortgage Association,
Series 2006-32, Class A
5.079% due 01/16/2030	326,405	324,488
Government National Mortgage Association,
Series 2006-8, Class A
3.942% due 08/16/2025	192,693	187,230
Greenwich Capital Commercial Funding Corp.,
Series 2006-GG7, Class A4
6.1101% due 07/10/2038 (b)	429,000	445,166
GS Mortgage Securities Corp. II,
Series 1998-C1, Class B
6.97% due 10/18/2030	109,000	112,163
GS Mortgage Securities Corp. II,
Series 1998-GLII, Class A2
6.562% due 04/13/2031	728,000	739,305
JP Morgan Chase Commercial Mortgage Securities
Corp., Series 2003-CB7, Class A4
4.879% due 01/12/2038 (b)	270,000	262,043
JP Morgan Chase Commercial Mortgage Securities
Corp., Series 2003-ML1A, Class A2
4.767% due 03/12/2039	525,000	508,014
JP Morgan Chase Commercial Mortgage Securities
Corp., Series 2004-C3, Class A1
3.765% due 01/15/2042	952,519	928,941

The accompanying notes are an integral part of the financial statements. 203

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Core Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
LB Commercial Conduit Mortgage Trust,
Series 1999-C2, Class A1
7.105% due 10/15/2032	$29,694	$29,790
LB-UBS Commercial Mortgage Trust,
Series 2003-C7, Class A4
4.931% due 09/15/2035 (b)	801,000	781,092
Merrill Lynch Mortgage Trust,
Series 2002-MW1, Class A4
5.619% due 07/12/2034	568,000	575,666
Merrill Lynch Mortgage Trust,
Series 2004-KEY2, Class A4
4.864% due 08/12/2039 (b)	414,000	396,732
Morgan Stanley Capital I, Series 2003-T11, Class A4
5.15% due 06/13/2041	590,000	582,989
Morgan Stanley Capital I,
Series 2004-HQ4, Class A2
3.92% due 04/14/2040	283,979	277,693
Morgan Stanley Capital I,
Series 2005-HQ5, Class AAB
5.037% due 01/14/2042	176,000	172,906
Morgan Stanley Capital I,
Series 2006-HQ9, Class A4
5.731% due 07/20/2044 (b)	395,000	401,992
Morgan Stanley Dean Witter Capital I,
Series 2002-IQ3, Class A4
5.08% due 09/15/2037	682,000	672,196
Salomon Brothers Mortgage Securities VII,
Series 2001-C2, Class A3
6.499% due 10/13/2011	340,000	356,703
Wachovia Bank Commercial Mortgage Trust,
Series 2002-C1, Class A4
6.287% due 04/15/2034	347,000	362,644
Wachovia Bank Commercial Mortgage Trust,
Series 2003-C6, Class A3
4.957% due 08/15/2035	588,000	579,477
Wachovia Bank Commercial Mortgage Trust,
Series 2003-C6, Class A4
5.125% due 08/15/2035	281,000	276,884
Wachovia Bank Commercial Mortgage Trust,
Series 2003-C8, Class A3
4.445% due 11/15/2035	186,000	180,502
Wachovia Bank Commercial Mortgage Trust,
Series 2003-C9, Class A4
5.012% due 12/15/2035	131,000	128,042
Wachovia Bank Commercial Mortgage Trust,
Series 2004-C10, Class A4
4.748% due 02/15/2041	494,000	473,303
Wachovia Bank Commercial Mortgage Trust,
Series 2004-C14, Class A4
5.088% due 08/15/2041 (b)	497,000	486,250
Wachovia Bank Commercial Mortgage Trust,
Series 2004-C15, Class A4
4.803% due 10/15/2041	347,000	331,824
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C20, Class APB
5.09% due 07/15/2042 (b)	703,000	690,765

Core Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C26, Class APB
5.997% due 06/15/2045	$497,000	$513,246
Wachovia Mortgage Loan Trust LLC,
Series 2006-AMN1, Class A1
5.3744% due 08/25/2036 (b)	314,029	313,459

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $49,144,297)		$49,410,546

ASSET BACKED SECURITIES - 9.32%
American Express Credit Account Master Trust,
Series 2006-2, Class A
5.35% due 01/15/2014	361,000	365,174
AmeriCredit Automobile Receivables Trust,
Series 2003-DM, Class A4
2.84% due 08/06/2010	395,420	389,343
Ameriquest Mortgage Securities Inc.,
Series 2004-R12, Class A3
4.6588% due 01/25/2035	241,173	241,383
Capital Auto Receivables Asset Trust,
Series 2004-1, Class A3
2.00% due 11/15/2007	88,678	88,109
Capital Auto Receivables Asset Trust,
Series 2006-1, Class A3
5.03% due 10/15/2009	265,000	264,255
Capital One Multi-Asset Execution Trust,
Series 2003-C4, Class C4
6.00% due 08/15/2013	364,000	371,430
Capital One Multi-Asset Execution Trust,
Series 2006-A10, Class A10
5.15% due 06/15/2014	282,000	282,661
Capital One Prime Auto Receivables Trust,
Series 2006-1, Class A3
5.04% due 09/15/2010	342,000	341,130
Carrington Mortgage Loan Trust,
Series 2005-NC3, Class A1B
5.4844% due 06/25/2035 (b)	322,224	322,303
Chase Credit Card Master Trust,
Series 2003-3, Class A
5.44% due 10/15/2010 (b)	355,000	355,673
Chase Issuance Trust, Series 2004-A9, Class A9
3.22% due 06/15/2010	435,000	425,492
Chase Issuance Trust, Series 2006-A3, Class A3
5.32% due 07/15/2011 (b)	845,000	845,265
Citibank Credit Card Issuance Trust,
Series 2000-A3, Class A3
6.875% due 11/16/2009	184,000	187,414
Citibank Credit Card Issuance Trust,
Series 2004-A4, Class A4
3.20% due 08/24/2009	510,000	499,651
Citibank Credit Card Issuance Trust,
Series 2005-B1, Class B1
4.40% due 09/15/2010	256,000	251,581
Citibank Credit Card Issuance Trust,
Series 2006-A4, Class A4
5.45% due 05/10/2013	412,000	417,408

The accompanying notes are an integral part of the financial statements. 204

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Core Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

ASSET BACKED SECURITIES
(continued)
Citicorp Residential Mortgage Securities Inc,
Series 2006-1, Class A2
5.682% due 07/25/2036	$282,000	$281,994
Countrywide Asset-Backed Certificates,
Series 2005-12, Class 1A1
5.4744% due 02/25/2036 (b)	142,043	142,067
Countrywide Asset-Backed Certificates,
Series 2005-BC4, Class 2A1
5.4444% due 08/25/2035 (b)	82,361	82,377
Countrywide Asset-Backed Certificates,
Series 2006-11, Class 3AV1
5.3844% due 09/25/2046 (b)	401,836	401,836
Countrywide Asset-Backed Certificates,
Series 2006-13, Class 3AV2
5.4744% due 01/25/2037 (b)	351,000	350,835
Countrywide Asset-Backed Certificates,
Series 2006-ABC1, Class A1
5.3544% due 05/25/2036 (b)	325,802	325,700
Countrywide Asset-Backed Certificates,
Series 2006-S1, Class A2
5.549% due 08/25/2021	544,000	542,470
Drive Auto Receivables Trust, Series 2006-1, Class
A3
5.49% due 05/15/2011	311,000	312,847
Encore Credit Receivables Trust,
Series 2005-3, Class 2A1
5.4444% due 10/25/2035 (b)	72,153	72,159
Ford Credit Auto Owner Trust,
Series 2005-A, Class A3
3.48% due 11/15/2008	479,443	475,271
Ford Credit Auto Owner Trust,
Series 2005-B, Class A3
4.17% due 01/15/2009	333,000	330,671
Ford Credit Auto Owner Trust,
Series 2006-B, Class A4
5.25% due 09/15/2011	476,000	476,112
Ford Credit Floorplan Master Owner Trust,
Series 2006-3, Class A
5.51% due 06/15/2011 (b)	426,000	426,622
Franklin Auto Trust, Series 2005-1, Class A2
4.84% due 09/22/2008	69,872	69,785
Harley-Davidson Motorcycle Trust, Series
2006-2, Class A2
5.35% due 03/15/2013	140,000	140,875
Honda Auto Receivables Owner Trust,
Series 2004-2, Class A3
3.30% due 06/16/2008	449,676	446,137
Hyundai Auto Receivables Trust,
Series 2005-A, Class A4
4.18% due 02/15/2012	275,000	268,160
M.A.S.Transactions Asset Backed Securities Trust,
Series 2004-OPT2, Class A2
5.6744% due 09/25/2034 (b)	38,289	38,347
M.A.S.Transactions Asset Backed Securities Trust,
Series 2005-AB1, Class A1B
5.143% due 11/25/2035 (b)	184,011	182,918

Core Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

ASSET BACKED SECURITIES
(continued)
MBNA Master Credit Card Trust USA,
Series 2000-L, Class A
6.50% due 04/15/2010	$285,000	$289,515
Merrill Lynch Mortgage Investors Inc.,
Series 2005-SD1, Class A1
5.5044% due 05/25/2046 (b)	113,863	113,883
Morgan Stanley ABS Capital I,
Series 2004-WMC2, Class A2
5.6844% due 07/25/2034 (b)	75,646	75,645
Morgan Stanley ABS Capital I,
Series 2006-NC1, Class A1
5.4044% due 12/25/2035 (b)	328,101	328,116
Morgan Stanley Home Equity Loans,
Series 2006-2, Class A2
5.4344% due 02/25/2036 (b)	210,000	210,066
Nissan Auto Lease Trust, Series 2005-A, Class A2
4.61% due 01/15/2008	124,730	124,496
Nissan Auto Receivables Owner Trust,
Series 2005-B, Class A2
3.75% due 09/17/2007	31,547	31,506
Nissan Auto Receivables Owner Trust,
Series 2006-B, Class A3
5.16% due 02/15/2010	152,000	151,953
Nomura Home Equity Loan Inc.,
Series 2006-WF1, Class A1
5.45% due 03/25/2036 (b)	330,516	330,516
Northstar Education Finance, Inc.,
Series 2005-1, Class A5
3.98% due 10/28/2045	207,000	204,419
Novastar Home Equity Loan,
Series 2005-2, Class A2B
5.4744% due 10/25/2035 (b)	301,537	301,607
Option One Mortgage Loan Trust,
Series 2006-1, Class 2A1
5.3944% due 01/25/2036 (b)	241,436	241,479
Ownit Mortgage Loan Asset-Backed Certificates,
Series 2006-1, Class AF1
5.424% due 12/25/2036	154,426	153,582
Peco Energy Transition Trust,
Series 2001-A, Class A1
6.52% due 12/31/2010	168,000	175,566
PG&E Energy Recovery Funding LLC,
Series 2005-2, Class A2
5.03% due 03/25/2014	400,000	398,702
Providian Gateway Master Trust,
Series 2004-DA, Class A
3.35% due 09/15/2011	622,000	609,990
SLM Student Loan Trust, Series 2004-1, Class A2
5.625% due 07/25/2018 (b)	282,000	283,238
SLM Student Loan Trust, Series 2004-1, Class A6
3.46% due 07/25/2039	250,000	239,218
Structured Asset Investment Loan Trust,
Series 2005-11, Class A4
5.4144% due 01/25/2036 (b)	236,380	236,409
Triad Auto Receivables Owner Trust,
Series 2003-B, Class A4
3.20% due 12/13/2010	128,774	126,407

The accompanying notes are an integral part of the financial statements. 205

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Core Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

ASSET BACKED SECURITIES
(continued)
USAA Auto Owner Trust, Series 2004-3, Class A3
3.16% due 02/17/2009	$150,633	$149,144
USAA Auto Owner Trust, Series 2005-1, Class A3
3.90% due 07/15/2009	82,412	81,625
USAA Auto Owner Trust, Series 2005-3, Class A2
4.52% due 06/16/2008	149,093	148,697
USAA Auto Owner Trust, Series 2006-3, Class A4
5.36% due 06/15/2012	238,000	240,045
Volkswagen Auto Lease Trust,
Series 2006-A, Class A2
5.55% due 11/20/2008	295,000	295,738
Wachovia Auto Owner Trust, Series 2004-A, Class
A4
3.66% due 07/20/2010	562,000	552,903
Wachovia Auto Owner Trust, Series 2005-B, Class
A2
4.82% due 02/20/2009	277,113	276,420
Washington Mutual Master Note Trust,
Series 2006-M1A, Class M1
5.42% due 08/15/2013 (b)	540,000	540,000
WFS Financial Owner Trust,
Series 2003-1, Class A4
2.74% due 09/20/2010	44,360	44,006
WFS Financial Owner Trust,
Series 2003-3, Class A4
3.25% due 05/20/2011	193,575	190,672
WFS Financial Owner Trust,
Series 2003-4, Class A4
3.15% due 05/20/2011	72,434	71,314
WFS Financial Owner Trust,
Series 2004-1, Class A4
2.81% due 08/22/2011	141,584	138,495
WFS Financial Owner Trust,
Series 2005-3, Class A3A
4.25% due 06/17/2010	116,000	114,915

TOTAL ASSET BACKED SECURITIES
(Cost $18,471,274)		$18,485,742

SHORT TERM INVESTMENTS - 12.71%
Federal Home Loan Mortgage Corp. Discount Notes
zero coupon due 06/26/2007	$2,782,000	$2,660,005
Rabobank USA Finance Corp.
5.27% due 09/01/2006	3,181,000	3,181,000
State Street Navigator Securities Lending
Prime Portfolio (c)	19,381,094	19,381,094

TOTAL SHORT TERM INVESTMENTS
(Cost $25,222,099)		$25,222,099

Core Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

REPURCHASE AGREEMENTS - 0.96%
Repurchase Agreement with State
Street Corp. dated 08/31/2006 at
3.95% to be repurchased at
$1,896,208 on 09/01/2006,
collateralized by $2,015,000
Federal Home Loan Mortgage
Corp., 4.125% due 02/24/2011
(valued at $1,934,400, including
interest) (c)***	$1,896,000	$1,896,000

TOTAL REPURCHASE AGREEMENTS
(Cost $1,896,000)		$1,896,000

Total Investments (Core Bond Fund)
(Cost $237,250,392) - 120.03%		$238,119,738
Liabilities in Excess of Other Assets - (20.03)%		(39,729,942)

TOTAL NET ASSETS - 100.00%		$198,389,796

Core Equity Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 98.04%
Advertising - 1.76%
WPP Group PLC	861,400	$10,487,033
Apparel & Textiles - 0.45%
NIKE, Inc., Class B	33,000	2,665,080
Building Materials & Construction - 0.56%
Masco Corp.	122,914	3,369,073
Cable and Television - 5.02%
DIRECTV Group, Inc. *	916,302	17,217,315
Time Warner, Inc.	764,900	12,712,638

		29,929,953
Computers & Business Equipment - 7.44%
Cisco Systems, Inc. *	381,500	8,389,185
Dell, Inc. *	423,100	9,540,905
Hewlett-Packard Company	269,900	9,867,544
International Business Machines Corp.	95,100	7,700,247
Seagate Technology *	397,726	8,849,403

		44,347,284
Electrical Utilities - 5.35%
The AES Corp. *	1,500,700	31,874,868
Financial Services - 12.02%
Capital One Financial Corp.	141,100	10,314,410
Citigroup, Inc.	335,500	16,556,925
Countrywide Financial Corp.	519,900	17,572,620
JPMorgan Chase & Company	596,200	27,222,492

		71,666,447
Healthcare Services - 7.20%
Health Net, Inc. *	315,144	13,176,171
UnitedHealth Group, Inc.	572,900	29,762,155

		42,938,326

The accompanying notes are an integral part of the financial statements. 206

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Core Equity Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Holdings Companies/Conglomerates - 1.18%
General Electric Company	206,600	$7,036,796
Homebuilders - 4.25%
Beazer Homes USA, Inc.	66,808	2,692,362
Centex Corp.	190,210	9,691,200
Pulte Homes, Inc.	332,600	9,868,242
Ryland Group, Inc.	72,408	3,089,649

		25,341,453
Insurance - 5.94%
Aetna, Inc.	494,900	18,444,923
American International Group, Inc.	168,300	10,740,906
St. Paul Travelers Companies, Inc.	142,400	6,251,360

		35,437,189
Internet Retail - 10.97%
Amazon.com, Inc. *	748,600	23,079,338
eBay, Inc. *	573,900	15,988,854
Expedia, Inc. *	608,500	9,930,720
IAC/InterActiveCorp. *	575,400	16,387,392

		65,386,304
Internet Service Provider - 6.82%
Google, Inc., Class A *	63,800	24,150,214
Yahoo!, Inc. *	571,900	16,482,158

		40,632,372
Internet Software - 0.27%
Symantec Corp. *	86,000	1,603,040
Leisure Time - 1.68%
Electronic Arts, Inc. *	196,800	10,030,896
Manufacturing - 5.04%
Tyco International, Ltd.	1,148,300	30,028,045
Pharmaceuticals - 1.88%
Pfizer, Inc.	405,785	11,183,435
Photography - 2.61%
Eastman Kodak Company	730,848	15,545,137
Retail Trade - 5.88%
Home Depot, Inc.	365,300	12,526,137
Sears Holdings Corp. *	156,300	22,524,393

		35,050,530
Sanitary Services - 0.79%
Waste Management, Inc.	136,800	4,689,504
Software - 0.78%
CA, Inc.	197,300	4,650,361
Telephone - 10.15%
Qwest Communications International, Inc. *	3,503,900	30,869,359
Sprint Nextel Corp.	1,753,700	29,672,604

		60,541,963

TOTAL COMMON STOCKS (Cost $577,764,706)		$584,435,089

Core Equity Fund (continued)
	Shares or
	Principal
	Amount	Value

REPURCHASE AGREEMENTS - 2.47%
Repurchase Agreement with State
Street Corp. dated 08/31/2006 at
3.95% to be repurchased at
$14,738,617 on 9/1/2006,
collateralized by $14,980,000
Federal Home Loan Mortgage
Corp., 2.75% due 12/28/2006
(valued at $15,036,175, including
interest)	$14,737,000	$14,737,000

TOTAL REPURCHASE AGREEMENTS
(Cost $14,737,000)		$14,737,000

Total Investments (Core Equity Fund)
(Cost $592,501,706) - 100.51%		$599,172,089
Liabilities in Excess of Other Assets - (0.51)%		(3,032,638)

TOTAL NET ASSETS - 100.00%		$596,139,451

Emerging Growth Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 98.30%
Advertising - 1.65%
Aquantive, Inc. *	114,300 $	2,834,640
Aerospace - 1.45%
ARGON ST, Inc. * (a)	96,800	2,489,696
Automobiles - 0.83%
Force Protection, Inc. *	223,600	1,419,860
Banking - 5.87%
Boston Private Financial Holdings, Inc. (a)	69,700	1,739,712
IBERIABANK Corp.	32,700	1,906,410
UCBH Holdings, Inc.	68,300	1,238,962
Umpqua Holdings Corp. (a)	108,190	2,961,160
Wintrust Financial Corp. (a)	44,295	2,228,482

		10,074,726
Biotechnology - 2.04%
Martek Biosciences Corp. * (a)	116,600	3,506,162
Building Materials & Construction - 1.71%
Corrections Corp. of America *	46,750	2,937,770
Buildings - 0.67%
Modtech Holdings, Inc. * (a)	214,700	1,155,086
Business Services - 5.73%
Access Integrated Technologies, Inc. * (a)	146,750	1,326,620
Barrett Business Services, Inc. *	97,150	1,971,173
Euronet Worldwide, Inc. * (a)	153,500	3,730,050
FTI Consulting, Inc. *	125,500	2,803,670

		9,831,513
Chemicals - 0.46%
American Vanguard Corp. (a)	52,000	782,600
Commercial Services - 2.20%
Color Kinetics, Inc. * (a)	115,750	1,927,238

The accompanying notes are an integral part of the financial statements. 207

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Emerging Growth Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Commercial Services (continued)
Stantec, Inc. *	102,250	$1,846,635

		3,773,873
Computers & Business Equipment - 4.59%
Lasercard Corp. * (a)	151,100	1,501,934
Stratasys, Inc. * (a)	92,550	2,211,020
Trident Microsystems, Inc. *	201,700	4,161,071

		7,874,025
Construction Materials - 1.16%
Simpson Manufacturing, Inc. (a)	75,750	1,996,013
Crude Petroleum & Natural Gas - 0.69%
Toreador Resources Corp. * (a)	56,050	1,183,216
Domestic Oil - 0.51%
Delta Petroleum Corp. * (a)	41,450	866,305
Drugs & Health Care - 2.01%
Healthextras, Inc. *	61,850	1,900,650
Matrixx Initiatives, Inc. * (a)	91,150	1,555,931

		3,456,581
Electronics - 4.34%
Measurement Specialties, Inc. *	96,200	1,937,468
Medis Technologies, Ltd. * (a)	160,350	3,211,810
Supertex, Inc. *	65,000	2,299,050

		7,448,328
Energy - 3.90%
Headwaters, Inc. * (a)	99,200	2,194,304
InterOil Corp. * (a)	108,000	1,715,040
KFx, Inc. * (a)	174,200	2,790,684

		6,700,028
Financial Services - 1.20%
Waddell & Reed Financial, Inc., Class A	88,650	2,058,453
Food & Beverages - 0.88%
Buffalo Wild Wings, Inc. * (a)	43,450	1,514,232
Healthcare Products - 12.91%
Adeza Biomedical Corp. *	157,950	2,680,412
Caliper Life Sciences, Inc. * (a)	210,350	1,098,027
Cyberonics, Inc. * (a)	101,800	1,657,304
Intralase Corp. * (a)	175,000	3,291,750
Kyphon, Inc. *	70,600	2,556,426
Nuvasive, Inc. *	118,200	2,430,192
ResMed, Inc. *	88,350	3,594,078
Somanetics Corp. * (a)	108,800	1,834,368
SonoSite, Inc. * (a)	95,350	3,025,455

		22,168,012
Healthcare Services - 0.26%
Nitromed, Inc. * (a)	150,300	438,876
Hotels & Restaurants - 2.14%
McCormick & Schmick's Seafood
Restaurants, Inc. *	101,550	2,012,721
Texas Roadhouse, Inc., Class A * (a)	137,500	1,661,000

		3,673,721

Emerging Growth Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Household Products - 2.26%
iRobot Corp. * (a)	125,000	$2,212,500
Select Comfort Corp. * (a)	84,325	1,673,851

		3,886,351
Industrial Machinery - 0.73%
Quixote Corp.	74,000	1,252,080
Insurance - 2.98%
Infinity Property & Casualty Corp.	70,200	2,664,090
ProAssurance Corp. *	28,700	1,443,610
United Fire & Casualty Company	35,900	1,004,482

		5,112,182
International Oil - 0.15%
ATP Oil & Gas Corp. *	6,600	258,060
Leisure Time - 4.01%
Bally Technologies, Inc. * (a)	146,700	2,309,058
Imax Corp. * (a)	352,050	1,605,348
Pinnacle Entertainment, Inc. *	55,000	1,417,900
Progressive Gaming International Corp. * (a)	210,050	1,552,269

		6,884,575
Manufacturing - 1.98%
Radyne Corp. *	67,150	820,573
Raven Industries, Inc. (a)	92,400	2,580,732

		3,401,305
Medical-Hospitals - 0.76%
EV3, Inc. * (a)	85,400	1,298,934
Office Furnishings & Supplies - 1.60%
Global Imaging Systems, Inc. *	125,200	2,745,636
Petroleum Services - 2.05%
Superior Energy Services, Inc. *	52,700	1,682,711
TETRA Technologies, Inc. *	66,250	1,842,413

		3,525,124
Pharmaceuticals - 2.66%
Atherogenics, Inc. *	84,850	1,187,900
Medicis Pharmaceutical Corp., Class A (a)	115,164	3,373,154

		4,561,054
Retail Trade - 2.22%
A.C. Moore Arts & Crafts, Inc. * (a)	115,050	2,045,589
Hibbett Sporting Goods, Inc. *	72,050	1,767,386

		3,812,975
Semiconductors - 6.09%
Actel Corp. *	129,000	2,002,080
FormFactor, Inc. *	102,650	4,953,888
Mattson Technology, Inc. *	238,000	1,863,540
Microsemi Corp. *	59,000	1,638,430

		10,457,938
Software - 7.55%
Allscripts Healthcare Solution, Inc. * (a)	118,100	2,404,516
Concur Technologies, Inc. * (a)	177,550	2,473,271
Faro Technologies, Inc. * (a)	138,800	2,444,268
Opsware, Inc. * (a)	450,200	3,173,910

The accompanying notes are an integral part of the financial statements. 208

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Emerging Growth Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Software (continued)
Progress Software Corp. *	96,974	$2,455,382

		12,951,347
Telecommunications Equipment &
Services - 1.63%
Comtech Telecommunications Corp. * (a)	85,200	2,788,596
Trucking & Freight - 4.43%
Celadon Group, Inc. *	168,475	3,121,842
ID Systems, Inc. * (a)	112,100	2,490,862
Oshkosh Truck Corp.	38,600	1,995,620

		7,608,324

TOTAL COMMON STOCKS (Cost $184,076,657)		$168,728,197

SHORT TERM INVESTMENTS - 24.11%
State Street Global Advisers Funds (c)	$3,112,714	$3,112,714
State Street Navigator Securities Lending
Prime Portfolio (c)	38,275,542	38,275,542

TOTAL SHORT TERM INVESTMENTS
(Cost $41,388,256)		$41,388,256

Total Investments (Emerging Growth Fund)
(Cost $225,464,913) - 122.41%		$210,116,453
Liabilities in Excess of Other Assets - (22.41)%		(38,461,766)

TOTAL NET ASSETS - 100.00%		$171,654,687

Emerging Small Company Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 96.84%
Advertising - 1.74%
inVentiv Health, Inc. *	18,300	$569,679
ValueClick, Inc. *	18,800	331,820

		901,499
Aerospace - 2.14%
BE Aerospace, Inc. *	31,300	746,818
HEICO Corp., Class A	13,400	362,872

		1,109,690
Apparel & Textiles - 2.10%
Carter's, Inc. *	19,100	441,210
Crocs, Inc. *	16,600	448,532
Volcom, Inc. *	8,500	198,815

		1,088,557
Auto Parts - 1.44%
LKQ Corp. *	36,000	747,720
Automobiles - 0.78%
Monro Muffler Brake, Inc.	12,500	402,875
Banking - 7.74%
BankAtlantic Bancorp, Inc., Class A	20,200	284,214
Capitol Bancorp, Ltd.	11,500	484,955

Emerging Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Banking (continued)
Digital Insight Corp. *	14,000	$364,140
East West Bancorp, Inc.	9,716	393,498
PrivateBancorp, Inc.	4,500	199,800
Signature Bank *	11,125	365,456
Sterling Financial Corp., Spokane	10,800	357,048
United Community Banks, Inc.	24,000	753,600
Virginia Commerce Bancorp, Inc. *	20,600	456,496
Wintrust Financial Corp.	7,000	352,170

		4,011,377
Biotechnology - 0.76%
Integra LifeSciences Holdings Corp. *	10,200	392,292
Building Materials & Construction - 1.28%
Beacon Roofing Supply, Inc. *	18,450	339,111
Williams Scotsman International, Inc. *	15,400	323,246

		662,357
Business Services - 2.55%
Euronet Worldwide, Inc. *	19,000	461,700
Labor Ready, Inc. *	28,500	488,205
Sotheby's Holdings, Inc., Class A	13,400	372,520

		1,322,425
Cable and Television - 0.79%
Central European Media Enterprises-A, Ltd. *	6,600	409,101
Chemicals - 0.76%
Airgas, Inc.	11,000	394,020
Coal - 0.87%
Foundation Coal Holdings, Inc.	12,500	449,000
Commercial Services - 0.76%
Pool Corp.	10,400	395,928
Computers & Business Equipment - 4.49%
Electronics for Imaging, Inc. *	17,800	410,112
Henry, Jack & Associates, Inc.	9,600	183,936
Micros Systems, Inc. *	12,987	621,558
Rackable Systems, Inc. *	14,800	410,848
Trident Microsystems, Inc. *	18,700	385,781
Witness Systems, Inc. *	19,200	312,000

		2,324,235
Crude Petroleum & Natural Gas - 1.61%
Arena Resources, Inc. *	11,400	440,040
GMX Resources, Inc. *	12,300	391,878

		831,918
Drugs & Health Care - 3.38%
Conor Medsystems, Inc. *	15,000	405,000
Healthextras, Inc. *	18,700	574,651
Illumina, Inc. *	7,000	235,760
Immucor, Inc. *	25,800	535,866

		1,751,277
Electrical Equipment - 1.00%
W.H. Brady Company, Class A	13,600	519,520

The accompanying notes are an integral part of the financial statements. 209

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Emerging Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Electronics - 0.91%
Measurement Specialties, Inc. *	10,174	$204,904
Supertex, Inc. *	7,500	265,275

		470,179
Energy - 0.51%
Evergreen Solar, Inc. *	26,000	264,680
Financial Services - 5.44%
Affiliated Managers Group, Inc. *	10,500	971,565
GFI Group, Inc. *	9,999	464,953
Heartland Payment Systems, Inc.	9,700	261,997
optionsXpress Holdings, Inc.	14,900	389,188
Portfolio Recovery Associates, Inc. *	6,500	258,180
SWS Group, Inc.	12,200	300,120
United Panam Financial Corp. *	10,000	170,700

		2,816,703
Food & Beverages - 1.43%
Hansen Natural Corp. *	17,600	484,352
Ruth's Chris Steak House, Inc. *	13,000	258,440

		742,792
Healthcare Products - 5.40%
American Medical Systems Holdings, Inc. *	26,500	465,340
Arthrocare Corp. *	8,000	364,880
DJO, Inc. *	2,650	102,211
Haemonetics Corp. *	13,900	647,462
PSS World Medical, Inc. *	23,500	455,900
Viasys Healthcare, Inc. *	23,000	609,960
Visicu, Inc. *	12,600	152,838

		2,798,591
Healthcare Services - 1.98%
Horizon Health Corp. *	12,000	164,280
The Advisory Board Company *	10,800	548,856
United Surgical Partners International, Inc. *	11,000	310,420

		1,023,556
Hotels & Restaurants - 2.05%
McCormick & Schmick's Seafood
Restaurants, Inc. *	15,800	313,156
Orient Express Hotels, Ltd.	9,631	322,446
Red Robin Gourmet Burgers, Inc. *	10,100	426,321

		1,061,923
Household Products - 1.27%
Central Garden & Pet Company *	15,000	657,450
Industrial Machinery - 3.49%
Actuant Corp., Class A	8,800	396,880
Energy Conversion Devices, Inc. *	9,100	318,955
Gardner Denver, Inc. *	16,700	600,699
H&E Equipment Services, Inc. *	8,600	224,202
Presstek, Inc. *	32,800	269,288

		1,810,024
Industrials - 1.29%
Harsco Corp.	8,400	668,304

Emerging Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Insurance - 0.25%
Hub International, Ltd.	4,600	$131,744
Internet Content - 0.90%
RightNow Technologies, Inc. *	30,533	468,987
Leisure Time - 1.14%
Life Time Fitness, Inc. *	13,200	593,076
Liquor - 1.23%
Central European Distribution Corp. *	27,750	639,083
Manufacturing - 1.05%
Coherent, Inc. *	12,039	436,534
Mettler-Toledo International, Inc. *	1,809	110,241

		546,775
Medical-Hospitals - 2.57%
Lifepoint Hospitals, Inc. *	7,600	258,780
Psychiatric Solutions, Inc. *	21,212	678,996
VCA Antech, Inc. *	11,182	396,067

		1,333,843
Metal & Metal Products - 0.69%
RBC Bearings, Inc. *	16,700	355,209
Mining - 0.34%
RTI International Metals, Inc. *	4,100	177,817
Mutual Funds - 3.41%
iShares Russell 2000 Growth Index Fund	24,500	1,765,225
Office Furnishings & Supplies - 0.76%
Knoll, Inc.	22,000	392,260
Petroleum Services - 4.29%
Basic Energy Services, Inc. *	13,600	388,960
Superior Energy Services, Inc. *	16,959	541,501
Superior Well Services, Inc. *	13,474	290,095
Universal Compression Holdings, Inc. *	9,700	527,971
World Fuel Services Corp.	13,100	472,124

		2,220,651
Pharmaceuticals - 1.85%
Adams Respiratory Therapeutics, Inc. *	8,600	350,880
Adolor Corp. *	12,800	319,360
Alkermes, Inc. *	17,500	286,125

		956,365
Real Estate - 5.37%
BioMed Realty Trust, Inc., REIT	16,900	526,266
Innkeepers USA Trust, REIT	38,219	632,906
Jones Lang LaSalle, Inc., REIT	6,684	556,510
Sunstone Hotel Investors, Inc., REIT	24,000	717,600
Trammell Crow Company, REIT *	10,100	347,642

		2,780,924
Retail Grocery - 0.91%
United Natural Foods, Inc. *	16,200	470,610
Retail Trade - 3.04%
Childrens Place Retail Stores, Inc. *	8,900	515,933
Guitar Center, Inc. *	9,600	363,840

The accompanying notes are an integral part of the financial statements. 210

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Emerging Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Retail Trade (continued)
Hibbett Sporting Goods, Inc. *	16,000	$392,480
The Men's Wearhouse, Inc.	8,500	301,325

		1,573,578
Semiconductors - 2.99%
Advanced Analogic Technologies, Inc. *	22,000	209,440
Microsemi Corp. *	5,500	152,735
ON Semiconductor Corp. *	34,500	207,345
PMC-Sierra, Inc. *	67,500	461,700
Varian Semiconductor Equipment Associates,
Inc. *	14,643	517,044

		1,548,264
Software - 2.46%
Eclipsys Corp. *	11,000	188,100
Transaction Systems Architects, Inc., Class A *	24,000	796,080
Ultimate Software Group, Inc. *	12,900	291,540

		1,275,720
Telecommunications Equipment &
Services - 1.72%
Aeroflex, Inc. *	40,000	416,800
Finisar Corp. *	63,000	233,730
NeuStar, Inc., Class A *	8,600	242,692

		893,222
Transportation - 0.92%
UTI Worldwide, Inc.	20,800	479,440
Trucking & Freight - 2.99%
Knight Transportation, Inc.	24,981	429,423
Landstar Systems, Inc.	11,800	503,860
Old Dominion Freight Lines, Inc. *	19,300	616,056

		1,549,339

TOTAL COMMON STOCKS (Cost $54,155,049)		$50,180,125

REPURCHASE AGREEMENTS - 4.81%
Repurchase Agreement with State
Street Corp. dated 08/31/2006 at
3.95% to be repurchased at
$2,495,274 on 09/01/2006,
collateralized by $2,485,000
Federal Home Loan Mortgage
Corp., 6.065% due 05/16/2016
(valued at $2,547,721, including
interest) (c)	$2,495,000	$2,495,000

TOTAL REPURCHASE AGREEMENTS
(Cost $2,495,000)		$2,495,000

Total Investments (Emerging Small Company Fund)
(Cost $56,650,049) - 101.65%		$52,675,125
Liabilities in Excess of Other Assets - (1.65)%		(856,340)

TOTAL NET ASSETS - 100.00%		$51,818,785

Equity-Income Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 95.02%
Aerospace - 1.11%
Lockheed Martin Corp.	27,000	$2,230,200
Raytheon Company	121,200	5,721,852

		7,952,052
Aluminum - 0.54%
Alcoa, Inc.	136,500	3,902,535
Auto Parts - 0.51%
Genuine Parts Company	88,350	3,651,506
Automobiles - 0.23%
Ford Motor Company (a)	194,500	1,627,965
Banking - 4.01%
Bank of America Corp.	118,546	6,101,563
Bank of Ireland	39,800	753,529
Fifth Third Bancorp.	210,562	8,283,509
Mercantile Bankshares Corp.	59,425	2,194,565
National City Corp.	75,500	2,610,790
Northern Trust Corp.	3,000	167,970
SunTrust Banks, Inc.	76,300	5,829,320
Wells Fargo Company	82,000	2,849,500

		28,790,746
Biotechnology - 0.37%
MedImmune, Inc. *	96,300	2,661,732
Broadcasting - 0.74%
CBS Corp., Class B	186,800	5,333,140
Business Services - 0.55%
H & R Block, Inc.	188,300	3,959,949
Cable and Television - 2.85%
Comcast Corp., Class A *	141,161	4,940,635
EchoStar Communications Corp., Class A *	80,300	2,549,525
Time Warner, Inc.	501,700	8,338,254
Viacom, Inc. *	128,400	4,660,920

		20,489,334
Cellular Communications - 0.54%
Motorola, Inc.	165,700	3,874,066
Chemicals - 1.23%
Chemtura Corp.	149,624	1,300,233
E.I. Du Pont De Nemours & Company	171,400	6,850,858
Hercules, Inc. *	46,200	720,720

		8,871,811
Computers & Business Equipment - 2.57%
Cisco Systems, Inc. *	267,500	5,882,325
Dell, Inc. *	201,200	4,537,060
International Business Machines Corp.	99,900	8,088,903

		18,508,288
Construction Materials - 0.60%
Vulcan Materials Company (a)	55,200	4,339,272
Cosmetics & Toiletries - 3.42%
Avon Products, Inc.	191,800	5,506,578
Colgate-Palmolive Company	149,500	8,949,070
International Flavors & Fragrances, Inc.	144,700	5,754,719

The accompanying notes are an integral part of the financial statements. 211

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Equity-Income Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Cosmetics & Toiletries (continued)
Kimberly-Clark Corp.	69,400	$4,406,900

		24,617,267
Domestic Oil - 0.63%
Murphy Oil Corp.	92,300	4,514,393
Drugs & Health Care - 1.12%
Wyeth	166,000	8,084,200
Electrical Equipment - 0.47%
Cooper Industries, Ltd., Class A	41,200	3,373,456
Electrical Utilities - 2.13%
Entergy Corp.	86,700	6,732,255
FirstEnergy Corp.	75,675	4,318,016
Pinnacle West Capital Corp. (a)	60,300	2,770,182
TECO Energy, Inc.	94,900	1,496,573

		15,317,026
Electronics - 0.63%
Sony Corp.	104,400	4,519,211
Energy - 2.29%
Duke Energy Corp.	243,800	7,314,000
Progress Energy, Inc.	110,300	4,889,599
Xcel Energy, Inc.	204,900	4,261,920

		16,465,519
Financial Services - 8.00%
Charles Schwab Corp.	401,400	6,546,834
Citigroup, Inc.	70,596	3,483,913
Federal National Mortgage Association	63,000	3,316,950
Janus Capital Group, Inc.	59,200	1,052,576
JPMorgan Chase & Company	398,714	18,205,281
Mellon Financial Corp.	215,400	8,019,342
Morgan Stanley	163,600	10,763,244
State Street Corp. (c)	98,800	6,105,840

		57,493,980
Food & Beverages - 3.58%
Campbell Soup Company	115,200	4,328,064
General Mills, Inc.	120,800	6,550,984
McCormick & Company, Inc.	88,300	3,215,886
Sara Lee Corp.	81,300	1,352,019
Sysco Corp.	63,200	1,983,848
The Coca-Cola Company	184,600	8,271,926

		25,702,727
Gas & Pipeline Utilities - 0.93%
NiSource, Inc.	316,400	6,698,188
Healthcare Products - 2.19%
Baxter International, Inc.	102,400	4,544,512
Boston Scientific Corp. *	174,300	3,039,792
Johnson & Johnson	126,300	8,166,558

		15,750,862
Holdings Companies/Conglomerates - 2.84%
General Electric Company	599,300	20,412,158

Equity-Income Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Homebuilders - 0.33%
D.R. Horton, Inc. (a)	108,600	$2,381,598
Household Products - 1.54%
Fortune Brands, Inc.	56,400	4,094,640
Newell Rubbermaid, Inc.	259,100	6,993,109

		11,087,749
Industrial Machinery - 1.13%
Deere & Company	54,500	4,256,450
Pall Corp.	141,800	3,859,796

		8,116,246
Insurance - 5.50%
American International Group, Inc.	143,265	9,143,172
Chubb Corp.	64,200	3,220,272
Lincoln National Corp.	108,798	6,604,039
Marsh & McLennan Companies, Inc.	399,700	10,456,152
St. Paul Travelers Companies, Inc.	135,449	5,946,211
UnumProvident Corp.	220,600	4,180,370

		39,550,216
International Oil - 5.17%
Anadarko Petroleum Corp.	110,400	5,178,864
ChevronTexaco Corp.	209,260	13,476,344
Hess Corp.	164,000	7,507,920
Royal Dutch Shell PLC, ADR	159,300	10,982,142

		37,145,270
Leisure Time - 0.92%
Walt Disney Company	222,800	6,606,020
Liquor - 1.20%
Anheuser-Busch Companies, Inc.	174,600	8,621,748
Manufacturing - 3.15%
3M Company	82,400	5,908,080
Eaton Corp.	38,500	2,560,250
Honeywell International, Inc.	231,800	8,975,296
Tyco International, Ltd.	200,000	5,230,000

		22,673,626
Newspapers - 1.61%
Dow Jones & Company, Inc. (a)	143,700	5,176,074
The New York Times Company, Class A (a)	283,800	6,391,176

		11,567,250
Office Furnishings & Supplies - 0.88%
Avery Dennison Corp.	101,600	6,293,104
Paper - 1.98%
International Paper Company	325,925	11,332,412
MeadWestvaco Corp.	112,400	2,871,820

		14,204,232
Petroleum Services - 3.56%
BP PLC, SADR	94,892	6,457,401
Exxon Mobil Corp.	205,424	13,901,042
Schlumberger, Ltd.	85,600	5,247,280

		25,605,723

The accompanying notes are an integral part of the financial statements. 212

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Equity-Income Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Pharmaceuticals - 5.89%
Abbott Laboratories	129,400	$6,301,780
Bristol-Myers Squibb Company	176,600	3,841,050
Eli Lilly & Company	151,600	8,478,988
Merck & Company, Inc.	279,000	11,313,450
Pfizer, Inc.	333,100	9,180,236
Schering-Plough Corp.	152,500	3,194,875

		42,310,379
Photography - 0.62%
Eastman Kodak Company (a)	208,400	4,432,668
Publishing - 1.28%
Tribune Company (a)	294,400	9,188,224
Railroads & Equipment - 1.66%
Norfolk Southern Corp.	72,300	3,089,379
Union Pacific Corp.	110,300	8,862,605

		11,951,984
Real Estate - 0.38%
Simon Property Group, Inc., REIT	32,100	2,721,759
Retail Trade - 2.16%
Home Depot, Inc.	183,300	6,285,357
RadioShack Corp. (a)	115,600	2,087,736
Wal-Mart Stores, Inc.	160,600	7,182,032

		15,555,125
Sanitary Services - 0.77%
Waste Management, Inc.	160,522	5,502,694
Semiconductors - 1.08%
Analog Devices, Inc.	142,400	4,363,136
Intel Corp.	175,600	3,431,224

		7,794,360
Software - 1.66%
Microsoft Corp.	465,400	11,956,126
Telecommunications Equipment &
Services - 1.55%
Lucent Technologies, Inc. * (a)	883,600	2,058,788
Nokia Oyj, SADR	296,500	6,190,920
Telus Corp., Non Voting Shares	34,400	1,635,376
Telus Corp.	25,400	1,245,154

		11,130,238
Telephone - 5.50%
ALLTEL Corp.	109,300	5,925,153
AT&T, Inc.	401,873	12,510,306
Qwest Communications International, Inc. *	901,700	7,943,977
Sprint Nextel Corp.	283,700	4,800,204
Verizon Communications, Inc.	194,752	6,851,375
Windstream Corp. *	113,008	1,491,706

		39,522,721
Tobacco - 0.50%
UST, Inc. (a)	67,400	3,562,764

Equity-Income Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Toys, Amusements & Sporting Goods - 0.92%
Mattel, Inc.	352,200	$6,635,448

TOTAL COMMON STOCKS (Cost $626,745,392)		$683,028,655

CORPORATE BONDS - 0.33%
Telecommunications Equipment &
Services - 0.33%
Lucent Technologies, Inc.
8.00% due 08/01/2031 (a)	$2,366,000	2,366,686

TOTAL CORPORATE BONDS (Cost $2,444,494)		$2,366,686

SHORT TERM INVESTMENTS - 9.50%
State Street Navigator Securities
Lending Prime Portfolio (c)	$41,370,005	$41,370,005
T. Rowe Price Reserve Investment Fund (c)	26,919,905	26,919,905

TOTAL SHORT TERM INVESTMENTS
(Cost $68,289,910)		$68,289,910

REPURCHASE AGREEMENTS - 0.49%
Repurchase Agreement with State
Street Corp. dated 08/31/2006 at
3.95% to be repurchased at
$3,515,386 on 9/1/2006,
collateralized by $3,530,000
Federal Home Loan Bank, 5.125%
due 06/13/2008 (valued at
$3,587,363, including interest) (c)	$3,515,000	$3,515,000

TOTAL REPURCHASE AGREEMENTS
(Cost $3,515,000)		$3,515,000

Total Investments (Equity-Income Fund)
(Cost $700,994,796) - 105.34%		$757,200,251
Liabilities in Excess of Other Assets - (5.34)%		(38,403,258)

TOTAL NET ASSETS - 100.00%		$718,796,993

Fundamental Value Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 95.31%
Advertising - 0.25%
WPP Group PLC, SADR	30,951	$1,879,035
Banking - 6.50%
Commerce Bancorp, Inc. (a)	139,300	4,640,083
Golden West Financial Corp.	325,999	24,609,665
Wells Fargo Company	582,266	20,233,743

		49,483,491
Broadcasting - 1.94%
Liberty Media Holding Corp.-Capital, Series A *	24,505	2,115,517
News Corp.	667,300	12,698,719

		14,814,236

The accompanying notes are an integral part of the financial statements. 213

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Fundamental Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Business Services - 3.79%
Dun & Bradstreet Corp. *	17,095	$1,201,949
H & R Block, Inc.	373,623	7,857,292
Iron Mountain, Inc. * (a)	244,742	10,031,975
Moody's Corp.	159,801	9,776,625

		28,867,841
Cable and Television - 3.65%
Comcast Corp.-Special Class A * (a)	677,657	23,657,006
NTL, Inc.	155,877	4,129,182

		27,786,188
Colleges & Universities - 0.36%
Apollo Group, Inc., Class A * (a)	54,600	2,741,466
Computers & Business Equipment - 1.25%
Dell, Inc. *	209,500	4,724,225
Hewlett-Packard Company	130,984	4,788,775

		9,513,000
Construction Materials - 1.38%
Martin Marietta Materials, Inc.	65,479	5,392,850
Vulcan Materials Company (a)	65,170	5,123,014

		10,515,864
Containers & Glass - 1.81%
Sealed Air Corp. (a)	265,604	13,776,879
Cosmetics & Toiletries - 1.48%
Avon Products, Inc.	98,312	2,822,537
Procter & Gamble Company	136,500	8,449,350

		11,271,887
Crude Petroleum & Natural Gas - 6.60%
Devon Energy Corp.	268,409	16,772,879
EOG Resources, Inc.	224,788	14,570,758
Occidental Petroleum Corp.	370,382	18,885,778

		50,229,415
Financial Services - 11.33%
Ameriprise Financial, Inc.	175,913	8,044,502
Citigroup, Inc.	337,119	16,636,823
HSBC Holdings PLC	1,243,991	22,551,630
JPMorgan Chase & Company	717,282	32,751,096
Morgan Stanley	74,475	4,899,710
State Street Corp. (c)	22,175	1,370,415

		86,254,176
Food & Beverages - 1.88%
Diageo PLC, SADR	130,581	9,336,541
Hershey Company (a)	92,083	4,968,799

		14,305,340
Healthcare Services - 2.91%
Cardinal Health, Inc.	113,552	7,655,676
Caremark Rx, Inc.	186,471	10,804,130
HCA, Inc.	75,451	3,721,243

		22,181,049
Holdings Companies/Conglomerates - 5.93%
Berkshire Hathaway, Inc., Class A * (a)	262	25,177,414

Fundamental Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Holdings Companies/Conglomerates
(continued)
China Merchants Holdings
International Company, Ltd.	1,361,506	$3,956,569
Loews Corp. (a)	415,911	16,004,255

		45,138,238
Household Products - 0.20%
Hunter Douglas NV	21,840	1,522,666
Industrials - 0.24%
Cosco Pacific, Ltd.	833,715	1,867,482
Insurance - 9.11%
American International Group, Inc.	519,643	33,163,616
Aon Corp.	148,808	5,144,293
Chubb Corp.	42,104	2,111,937
Markel Corp. *	1,247	453,072
Principal Financial Group, Inc.	43,042	2,291,556
Progressive Corp.	731,796	17,994,864
Sun Life Financial, Inc.	28,271	1,165,048
Transatlantic Holdings, Inc. (a)	114,212	7,014,901

		69,339,287
International Oil - 4.24%
ConocoPhillips	508,850	32,276,355
Internet Retail - 0.87%
Amazon.com, Inc. * (a)	140,200	4,322,366
Expedia, Inc. * (a)	51,077	833,577
IAC/InterActiveCorp. * (a)	51,777	1,474,609

		6,630,552
Internet Service Provider - 0.31%
Liberty Media Holding Corp.-Interactive A *	124,125	2,365,822
Liquor - 0.73%
Heineken Holding NV	138,125	5,534,132
Manufacturing - 5.83%
Harley-Davidson, Inc. (a)	234,232	13,704,914
Tyco International, Ltd.	1,174,788	30,720,706

		44,425,620
Mining - 0.41%
BHP Billiton PLC	85,117	1,620,758
Rio Tinto PLC	30,200	1,526,393

		3,147,151
Petroleum Services - 0.73%
Transocean, Inc. *	83,775	5,591,981
Publishing - 1.03%
Gannett Company, Inc.	34,618	1,968,034
Lagardere S.C.A.	80,087	5,860,214

		7,828,248
Retail Trade - 6.73%
Bed Bath & Beyond, Inc. *	115,500	3,895,815
CarMax, Inc. * (a)	45,800	1,726,202
Costco Wholesale Corp.	580,848	27,177,878
Lowe's Companies, Inc.	133,300	3,607,098

The accompanying notes are an integral part of the financial statements. 214

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Fundamental Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Retail Trade (continued)
Wal-Mart Stores, Inc.	331,195	$14,811,040

		51,218,033
Software - 2.08%
Microsoft Corp.	617,026	15,851,398
Telecommunications Equipment &
Services - 0.70%
Nokia Oyj, SADR	94,986	1,983,308
SK Telecom Company, Ltd., ADR	152,339	3,336,224

		5,319,532
Telephone - 1.08%
Sprint Nextel Corp.	486,800	8,236,656
Tobacco - 4.96%
Altria Group, Inc.	451,903	37,747,458
Travel Services - 4.25%
American Express Company	616,065	32,368,055
Trucking & Freight - 0.75%
Kuehne & Nagel International AG	32,750	2,297,570
United Parcel Service, Inc., Class B	49,142	3,442,397

		5,739,967

TOTAL COMMON STOCKS (Cost $680,017,725)		$725,768,500

SHORT TERM INVESTMENTS - 7.67%
Rabobank USA Finance Corp.
5.27% due 09/01/2006	$35,453,000	$35,453,000
State Street Navigator Securities Lending
Prime Portfolio (c)	22,927,961	22,927,961

TOTAL SHORT TERM INVESTMENTS
(Cost $58,380,961)		$58,380,961

Total Investments (Fundamental Value Fund)
(Cost $738,398,686) - 102.98%		$784,149,461
Liabilities in Excess of Other Assets - (2.98)%		(22,725,708)

TOTAL NET ASSETS - 100.00%		$761,423,753

Global Bond Fund
	Shares or
	Principal
	Amount	Value

U.S. TREASURY OBLIGATIONS - 1.94%
Treasury Inflation Protected
Securities (d) - 0.74%
0.875% due 04/15/2010	$750,162	$712,654
2.00% due 01/15/2026 (a)	102,222	98,473
3.375% due 01/15/2007 ***	3,585,596	3,584,054

		4,395,181
U.S. Treasury Bonds - 1.20%
7.875% due 02/15/2021 (a)***	5,500,000	7,156,875

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $11,526,420)		$11,552,056

Global Bond Fund (continued)
		Shares or
		Principal
		Amount	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS - 5.15%
Federal National Mortgage
Association - 5.15%
5.482% due 10/01/2044 (b)***		$1,916,062	$1,935,852
5.50% TBA **		27,600,000	27,082,500
6.232% due 11/01/2035 (b)***		1,550,554	1,597,306

			30,615,658

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $30,343,208)			$30,615,658

FOREIGN GOVERNMENT OBLIGATIONS - 26.87%
France - 3.16%
Government of France
5.50% due 04/25/2010 ***	EUR	13,800,000	18,807,281
Germany - 16.74%
Federal Republic of Germany
zero coupon due 11/23/2006		1,000,000	12,793
2.50% due 03/23/2007		15,000,000	19,096,606
4.25% due 01/04/2014 ***		4,800,000	6,355,241
5.00% due 01/04/2012 ***		5,100,000	6,953,322
5.25% due 07/04/2010 ***		13,400,000	18,156,154
5.50% due 01/04/2031 ***		18,200,000	28,521,835
6.50% due 07/04/2027 ***		11,900,000	20,509,197

			99,605,148
Japan - 6.28%
Government of Japan
1.00% due 06/10/2016 ***	JPY	562,800,000	4,805,105
1.50% due 03/20/2015 ***		900,000,000	7,634,827
1.50% due 03/20/2011 ***		980,000,000	8,519,741
2.40% due 03/20/2034 ***		600,000,000	5,099,226
2.50% due 09/20/2035 ***		1,300,000,000	11,293,799

			37,352,698
Netherlands - 0.69%
Kingdom of Netherlands
3.75% due 07/15/2014 ***	EUR	3,200,000	4,102,909

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $157,618,841)			$159,868,036

CORPORATE BONDS - 9.95%
Cayman Islands - 1.05%
MUFG Capital Finance 1, Ltd.
6.346% due 07/29/2049 (b)***		$1,700,000	1,701,712
MUFG Capital Finance 2
4.85% due 12/31/2049 (b)***	EUR	2,500,000	3,128,995
Transocean, Inc.
5.5906% due 09/05/2008		$1,400,000	1,399,689

			6,230,396
Japan - 0.70%
Bank of Tokyo-Mitsubishi UFJ, Ltd., Series EMTN
3.50% due 12/16/2015 (b)***	EUR	600,000	748,225
Sumitomo Mitsui Banking Corp., Series EMTN
1.245% due 12/01/2049 (b)	JPY	300,000,000	2,576,030
1.266% due 12/31/2049		100,000,000	858,719

			4,182,974

The accompanying notes are an integral part of the financial statements. 215

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Global Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Luxembourg - 0.10%
VTB Capital SA for Vneshtorgbank, Series 144A
6.1744% due 09/21/2007 (b)***	$600,000	$600,150
Netherlands - 0.50%
Rabobank Nederland
5.5269% due 01/15/2009 (b)***	2,500,000	2,500,147
Siemens Financieringsmaatschappij NV ,
Series 144A
5.466% due 08/14/2009 (b)***	500,000	499,471

		2,999,618

Spain - 0.42%
Santander US Debt SA Unipersonal, Series 144A
5.54% due 02/06/2009 (b)***	2,500,000	2,502,022
United Kingdom - 0.44%
Royal Bank of Scotland Group PLC, Series 144A
5.4244% due 12/21/2007 (b)***	1,200,000	1,200,786
Vodafone Group, PLC
5.56% due 06/29/2007 (b)***	1,400,000	1,399,885

		2,600,671

United States - 6.74%
American Express Credit Corp., Series MTN
5.39% due 05/18/2009 (b)***	1,400,000	1,399,992
Atlantic & Western Re, Ltd., Series A
11.5081% due 01/09/2007 (b)	1,200,000	1,180,475
BellSouth Corp.
5.58% due 08/15/2008 (b)***	1,400,000	1,400,053
Charter One Bank N.A., Series BKNT
5.54% due 04/24/2009 (b)***	3,250,000	3,251,196
Cisco Systems, Inc.
5.4794% due 02/20/2009 (b)***	2,600,000	2,604,238
CIT Group, Inc., Series MTN
5.4625% due 02/21/2008 (b)***	1,100,000	1,100,878
Citigroup, Inc.
5.52% due 12/26/2008 (b)***	1,500,000	1,500,702
5.525% due 01/30/2009 (b)***	3,000,000	3,000,834
CMS Energy Corp.
7.50% due 01/15/2009 (a)***	800,000	822,000
8.90% due 07/15/2008 ***	400,000	418,000
9.875% due 10/15/2007 ***	1,340,000	1,395,275
Countrywide Bank N.A., Series CD
5.36% due 08/16/2007 (b)***	2,600,000	2,599,740
DaimlerChrysler N.A. Holding Corp.
5.87% due 09/10/2007 (b)***	1,500,000	1,504,469
Dominion Resources, Inc., Series D
5.79% due 09/28/2007 (b)***	1,500,000	1,501,275
Echostar DBS Corp.
5.75% due 10/01/2008 ***	100,000	99,000
El Paso Corp.
7.625% due 08/16/2007 (a)***	100,000	101,250
General Electric Capital Corp., Series MTN
5.57% due 01/20/2010 (b)***	2,600,000	2,600,988
Genworth Global Funding Trusts
5.3894% due 02/10/2009 (b)***	2,600,000	2,601,596
Georgia Pacific Corp.
7.345% due 12/20/2012 (b)*** (f)	995,000	996,641

Global Bond Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
United States (continued)
HSBC Finance Corp., Series MTN
5.5038% due 06/19/2009 (a)(b)***		$2,800,000	$2,801,756
Merrill Lynch & Company, Inc., Series MTN
5.4919% due 08/14/2009 (b)***		300,000	299,941
Oracle Corp. and Ozark Holding, Inc.
5.73% due 01/13/2009 (b)***		1,300,000	1,301,507
Reynolds American, Inc.
7.3125% due 05/11/2012 (b)(f)		1,000,000	1,005,469
Shackleton B Event Linked Loan
13.467% due 08/01/2008 (b)(f)		1,000,000	1,002,197
Shackleton C Event Linked Loan
12.967% due 08/01/2008 (b)(f)		1,000,000	992,175
Shackleton Re Ltd., Series 144A
13.488% due 02/07/2008 (b)		1,000,000	1,001,350
US Bancorp
5.3581% due 04/28/2009 (b)***		1,600,000	1,600,141

			40,083,138

TOTAL CORPORATE BONDS (Cost $59,057,313)			$59,198,969

MUNICIPAL BONDS - 0.07%
Illinois - 0.05%
City of Chicago, Illinois
4.75% due 01/01/2030 ***		300,000	305,412
New York - 0.02%
New York City Municipal Water Finance Authority
4.75% due 06/15/2038 ***		130,000	135,767

TOTAL MUNICIPAL BONDS (Cost $437,379)			$441,179

COLLATERALIZED MORTGAGE
OBLIGATIONS - 18.13%
Ireland - 0.17%
Paris Residential Funding PLC, Series 1X , Class A
2.51% due 07/25/2011 (b)***	EUR	770,975	987,551
Netherlands - 1.25%
Atomium Mortgage Finance BV,
Series 2003-I , Class A
2.314% due 07/01/2034 (b)***		1,107,700	1,418,442
Delphinus BV, Series 2001-II, Class A1
3.545% due 11/28/2031 (b)***		2,000,000	2,697,427
Delphinus BV, Series 2003-I, Class A1
2.41% due 04/25/2093 (b)***		1,000,000	1,286,286
Dutch Mortgage Portfolio Loans, BV,
Series III, Class A
3.484% due 11/20/2035 (b)***		1,602,204	2,058,673

			7,460,828

United States - 16.71%
American Home Mortgage Investment Trust,
Series 2004-3 , Class 5A
4.29% due 10/25/2034 (b)***		$887,602	868,441
Banc of America Commercial Mortgage, Inc.,
Series 2002-2 , Class A2
4.772% due 07/11/2043 ***		2,500,000	2,470,402

The accompanying notes are an integral part of the financial statements. 216

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Global Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
United States (continued)
Banc of America Funding Corp.,
Series 2006-A, Class 1A1
4.6202% due 02/20/2036 (b)***	$2,344,057	$2,325,666
Banc of America Mortgage Securities,
Series 2004-4 , Class 1A9
5.00% due 05/25/2034 ***	2,041,367	2,006,094
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2005-9 , Class A1
4.625% due 10/25/2035 (b)***	4,125,880	4,010,113
Bear Stearns ALT-A Trust
5.84% due 10/25/2036	2,900,000	2,902,266
Bella Vista Mortgage Trust,
Series 2005-2, Class 2A1
5.575% due 05/20/2045 (b)***	2,138,881	2,145,962
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-11, Class 1A1
4.90% due 12/25/2035 (b)***	799,834	804,475
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-11, Class A2A
4.70% due 12/25/2035 ***	2,877,613	2,823,459
Commercial Mortgage Pass Through
Certificates, Series 2006-CN2A, Class A2FL
5.278% due 02/05/2019 (b)***	2,600,000	2,605,147
Countrywide Alternative Loan Trust,
Series 2005-11CB, Class 2A8
4.50% due 06/25/2035 ***	2,145,171	2,111,552
Countrywide Alternative Loan Trust,
Series 2005-81, Class A1
5.6044% due 02/25/2037 (b)***	5,968,869	5,992,804
Countrywide Alternative Loan Trust,
Series 2006-OA1, Class 2A1
5.535% due 03/20/2046 (b)***	2,412,163	2,413,409
Countrywide Home Loan Mortgage
Pass Through Trust, Series 2005-HYB9 ,
Class 5A1
5.25% due 02/20/2036 (b)***	963,447	959,380
Countrywide Home Loan Mortgage
Pass Through Trust, Series 2005-R2,
Class 1AF1
5.6644% due 06/25/2035 (b)***	227,229	226,906
Countrywide Home Loans,
Series 2004-12, Class 14A2
5.6044% due 08/25/2034 (b)***	302,495	302,574
Countrywide Home Loans,
Series 2004-25, Class 1A1
5.6544% due 02/25/2035 (b)***	693,333	695,925
Countrywide Home Loans,
Series 2004-25, Class 2A1
5.6644% due 02/25/2035 (b)***	810,920	814,259
Countrywide Home Loans,
Series 2005-HYB9, Class 3A2A
5.25% due 02/20/2036 (b)***	985,749	980,043
Credit Suisse First Boston Mortgage
Securities Corp., Series 2005-CN2A , Class A1S
5.55% due 11/15/2019 (b)***	520,543	520,857
Global Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
United States (continued)
CSAB Mortgage Backed Trust,
Series 2006-1, Class A1A
5.4244% due 06/25/2036 (b)***	$1,155,832	$1,156,394
Fannie Mae REMICS, Series 2006-16, Class FC
5.685% due 03/25/2036 (b)***	2,846,182	2,846,772
Federal Home Loan Mortgage Corp.,
Series 2004-2770 , Class YW
4.00% due 06/15/2022 ***	1,971,179	1,942,083
Federal Home Loan Mortgage Corp.,
Series 2004-2895 , Class F
5.68% due 06/15/2031 (b)***	903,802	904,508
Federal Home Loan Mortgage Corp.,
Series 2844 , Class PR
5.00% due 09/15/2017 ***	457,540	455,509
Federal Home Loan Mortgage Corp.,
Series T-63, Class 1A1
5.482% due 02/25/2045 (b)***	746,847	742,849
Federal National Mortgage Association
Grantor Trust, Series 2005-T4, Class A1B
5.4144% due 09/25/2035 (b)***	1,200,000	1,200,470
Federal National Mortgage Association,
Series 2003-W6, Class F
5.6744% due 09/25/2042 (b)***	1,081,455	1,086,784
Federal National Mortgage Association,
Series 2004-W2 , Class 5AF
5.6744% due 03/25/2044 (b)***	952,676	953,266
Federal National Mortgage Association,
Series 2005-120, Class NF
5.4244% due 01/25/2021 (b)***	1,108,424	1,105,646
Federal National Mortgage Association,
Series 2006-15, Class FC
5.4544% due 03/25/2036 (b)***	2,567,184	2,569,862
Federal National Mortgage Association,
Series 2006-5, Class 3A2
4.6798% due 05/25/2035 (b)***	1,200,000	1,178,218
First Republic Mortgage Loan Trust,
Series 2001-FRB1 , Class A
5.68% due 11/15/2031 (b)***	682,364	685,298
Fremont Home Loan Trust,
Series 2006-1 , Class 2A1
5.3844% due 04/25/2036 (b)***	1,687,897	1,688,534
GMAC Mortgage Corp Loan Trust,
Series 2004-J4 , Class A1
5.50% due 09/25/2034 ***	1,332,210	1,319,458
GS Mortgage Securities Corp.,
Series 2003-1 , Class A2
6.0244% due 01/25/2032 (b)***	836,704	844,835
Harborview Mortgage Loan Trust,
Series 2006-1, Class 2A1A
5.565% due 03/19/2037 (b)***	2,456,026	2,459,373
LB-UBS Commercial Mortgage Trust,
Series 2003-C1 , Class A2
3.323% due 03/15/2027 ***	4,420,000	4,294,461
Lehman Brothers Floating Rate Commercial
Mortgage Trust, Series 2006-LLFA , Class A1
5.4056% due 09/15/2021 (b)***	3,000,000	3,004,707

The accompanying notes are an integral part of the financial statements. 217

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Global Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
United States (continued)
Lehman XS Trust, Series 2006-4N, Class A1A
5.4044% due 04/25/2046 (b)***	$2,427,435	$2,427,152
Mellon Residential Funding Corp.,
Series 2000-TBC3, Class A1
5.77% due 12/15/2030 (b)***	1,633,751	1,639,006
Merrill Lynch Mortgage Trust,
Series 2004-BPC1 , Class A1
3.585% due 10/12/2041 ***	1,006,275	982,263
MLCC Mortgage Investors, Inc.,
Series 2003-C , Class A1
5.6544% due 06/25/2028 (b)***	1,680,347	1,687,625
Residential Accredit Loans, Inc.,
Series 2006-QO3 , Class A1
5.5344% due 04/25/2046 (b)***	2,660,904	2,660,276
Sequoia Mortgage Trust, Series 5, Class A
5.675% due 10/19/2026 (b)***	539,713	540,366
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-1, Class 4A2
4.58% due 02/25/2034 (b)***	1,727,073	1,709,182
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-19, Class 2A1
5.8317% due 01/25/2035 (b)***	2,238,811	2,247,206
Structured Asset Mortgage Investments, Inc.,
Series 2006-AR3 , Class 12A1
5.5444% due 05/25/2036 (b)***	2,667,269	2,670,218
Thornburg Mortgage Securities Trust,
Series 2006-5, Class A1
5.45% due 08/25/2036 (b)***	2,900,000	2,900,454
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C16 , Class A1
4.061% due 10/15/2041 ***	2,161,163	2,117,822
Washington Mutual Mortgage Securities Corp.,
Series 2003-R1 , Class A1
5.5944% due 12/25/2027 (b)***	1,697,297	1,696,367
Washington Mutual Mortgage Securities Corp.,
Series 2005-AR13 , Class A1A1
5.6144% due 10/25/2045 (b)***	458,533	461,432
Washington Mutual Mortgage Securities Corp.,
Series 2005-AR2 , Class 2A1A
5.6344% due 01/25/2045 (b)***	867,672	872,807
Washington Mutual Mortgage Securities Corp.,
Series 2005-AR6 , Class 2A1A
5.615% due 04/25/2045 (b)***	1,472,123	1,475,522
Washington Mutual Mortgage Securities Corp.,
Series 2006-AR3 , Class A1A
5.432% due 02/25/2046 (b)***	2,398,400	2,402,917
Wells Fargo Mortgage Backed Securities Trust,
Series 2006-AR2 , Class 2A1
4.95% due 03/25/2036 (b)***	2,544,984	2,513,365

		99,422,741

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $107,286,281)		$107,871,120

Global Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

ASSET BACKED SECURITIES - 16.28%
United States - 16.28%
ACE Securities Corp.,
Series 2006-ASP4 , Class A2A
5.45% due 08/25/2036 (b)***	$2,743,004	$2,742,577
ACE Securities Corp., Series 2006-HE1 , Class A2A
5.4044% due 02/25/2036 (b)***	1,784,794	1,785,225
ACE Securities Corp., Series 2006-NC1 , Class A2A
5.3944% due 12/25/2035 (b)***	1,691,534	1,691,928
ACE Securities Corp., Series 2006-NC1 , Class A2B
5.4744% due 12/25/2035 (b)***	2,500,000	2,501,173
Argent Securities, Inc.,
Series 2005-W4 , Class A1A1
5.4444% due 02/25/2036 (b)***	1,861,516	1,861,781
Argent Securities, Inc., Series 2005-W4, Class A2A
5.4644% due 02/25/2036 (b)***	1,451,826	1,452,009
Argent Securities, Inc., Series 2006-M2 , Class A2A
5.3781% due 09/25/2036 (b)***	2,900,000	2,902,273
Asset Backed Funding Certificates,
Series 2006-OPT1 , Class A3A
5.408% due 09/25/2036 (b)***	892,135	891,996
Asset Backed Securities Corp., Home Equity
Series 2006-HE3 , Class A3
5.3844% due 03/25/2036 (b)***	2,003,158	2,003,987
Bear Stearns Asset Backed Securities, Inc.
5.75% due 12/15/2046	3,500,000	3,511,013
Countrywide Asset-Backed Certificates,
Series 2006-1, Class AF1
5.4544% due 07/25/2036 (b)***	2,196,247	2,196,372
Countrywide Asset-Backed Certificates,
Series 2006-3, Class 2A1
5.3944% due 06/25/2036 (b)***	2,166,310	2,166,879
Countrywide Asset-Backed Certificates,
Series 2006-4, Class 2A1
5.3944% due 07/25/2036 (b)***	2,365,684	2,365,684
FBR Securitization Trust, Series 2005-5, Class AV21
5.444% due 11/25/2035 (b)***	532,387	532,450
First NLC Trust, Series 2005-3, Class AV1
5.4344% due 12/25/2035 (b)***	315,733	315,754
First NLC Trust, Series 2005-4, Class A1
5.4444% due 02/25/2036 (b)***	321,986	322,012
GE-WMC Mortgage Securities LLC,
Series 2005-2, Class A2A
5.4244% due 12/25/2035 (b)***	246,307	246,345
GSAMP Trust, Series 2006-NC1 , Class A1
5.3944% due 02/25/2036 (b)***	1,946,237	1,946,540
GSAMP Trust, Series 2006-S1 , Class A2A
5.4144% due 11/25/2035 (b)***	2,002,649	2,003,276
GSAMP Trust, Series 2006-SD1 , Class A1
5.4444% due 12/25/2035 (b)***	1,695,377	1,695,908
GSR Mortgage Loan Trust,
Series 2005-HEL1, Class A2A
5.4244% due 11/25/2030 (b)***	1,549,261	1,549,330
Home Equity Asset Trust, Series 2005-8, Class 2A1
5.4344% due 02/25/2036 (b)***	665,626	665,796
Home Equity Mortgage Trust,
Series 2006-1, Class A1A1
5.4144% due 05/25/2036 (b)***	1,550,575	1,550,817

The accompanying notes are an integral part of the financial statements. 218

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Global Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

ASSET BACKED SECURITIES
(continued)
United States (continued)
Honda Auto Receivables Owner Trust,
Series 2006-2 , Class A2
5.42% due 12/22/2008 ***	$2,500,000	$2,501,953
JP Morgan Mortgage Acquisition Corp.,
Series 2006-FRE1, Class A2
5.3944% due 05/25/2035 (b)***	1,276,161	1,276,388
JP Morgan Mortgage Acquisition Corp.,
Series 2006-WMC3, Class A2
5.38% due 08/25/2036 (b)	2,800,000	2,801,316
Long Beach Mortgage Loan Trust,
Series 2004-4 , Class 1A1
5.6044% due 10/25/2034 (b)***	2,472,174	2,477,400
Long Beach Mortgage Loan Trust,
Series 2005-3 , Class 2A1
5.4444% due 09/25/2035 (b)***	60,423	60,431
Long Beach Mortgage Loan Trust,
Series 2006-2, Class 2A1
5.3944% due 03/25/2036 (b)***	1,862,109	1,862,411
Long Beach Mortgage Loan Trust,
Series 2006-WL1 , Class 2A1
5.4144% due 01/25/2036 (b)***	4,649,960	4,651,507
Mastr Asset Backed Securities Trust,
Series 2005-NC2 , Class A1
5.4344% due 11/25/2035 (b)***	1,754,453	1,754,704
Mastr Asset Backed Securities Trust,
Series 2006-HE1 , Class A1
5.4044% due 01/25/2036 (b)***	1,853,850	1,854,176
Mastr Asset Backed Securities Trust,
Series 2006-NC1 , Class A1
5.4044% due 01/25/2036 (b)***	1,832,083	1,832,501
Morgan Stanley Capital I,
Series 2006-NC2 , Class A2A
5.3944% due 02/25/2036 (b)***	3,940,327	3,940,757
Nelnet Student Loan Trust, Series 2006-1 , Class A1
5.3781% due 08/23/2011 (b)***	2,413,731	2,413,731
New Century Home Equity Loan Trust,
Series 2005-B, Class A2A
5.4444% due 10/25/2035 (b)***	739,889	739,999
Newcastle Mortgage Securities Trust,
Series 2006-1, Class A1
5.3944% due 03/25/2036 (b)***	1,771,122	1,771,486
Nomura Asset Acceptance Corp.,
Series 2006-S1, Class A1
5.4644% due 01/25/2036 (b)***	638,545	638,844
Park Place Securities, Inc.,
Series 2005-WHQ4, Class A2A
5.4344% due 09/25/2035 (b)***	490,686	490,740
Popular ABS Mortgage Pass-Through Trust,
Series 2005-4, Class AV1
5.4344% due 09/25/2035 (b)***	733,158	733,123
Residential Asset Mortgage Products, Inc.,
Series 2006-NC1, Class A1
5.4044% due 01/25/2036 (b)***	1,649,832	1,649,832
Residential Asset Mortgage Products, Inc.,
Series 2006-NC2 , Class A1
5.4044% due 02/25/2036 (b)***	3,872,055	3,872,055

Global Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

ASSET BACKED SECURITIES
(continued)
United States (continued)
Residential Asset Mortgage Products, Inc.,
Series 2006-RS1 , Class AI1
5.4044% due 01/25/2036 (b)***	$1,864,837	$1,865,017
Residential Asset Securities Corp.,
Series 2005-EMX1, Class AI1
5.4244% due 03/25/2035 (b)***	316,067	316,094
Residential Asset Securities Corp.,
Series 2005-KS12 , Class A1
5.4144% due 01/25/2036 (b)***	472,225	472,315
Residential Asset Securities Corp.,
Series 2006-EMX1, Class A1
5.4044% due 01/25/2036 (b)***	1,900,904	1,901,204
Residential Asset Securities Corp.,
Series 2006-KS2, Class A1
5.3944% due 03/25/2036 (b)***	882,014	882,014
Residential Asset Securities Corp.,
Series 2006-KS6 , Class A1
5.44% due 08/25/2036 (b)***	2,771,709	2,771,277
Residential Asset Securities Corp.,
Series 2006-KS7 , Class A1
5.38% due 09/25/2036 (b)***	2,800,000	2,799,563
Securitized Asset Backed Receivables LLC Trust,
Series 2005-FR4, Class A2A
5.4444% due 01/25/2036 (b)***	564,115	564,208
Soundview Home Equity Loan Trust,
Series 2005-A , Class A
5.4944% due 04/25/2035 (b)***	282,469	282,530
Soundview Home Equity Loan Trust,
Series 2005-B, Class A1
5.4344% due 05/25/2035 (b)***	105,489	105,488
Soundview Home Equity Loan Trust,
Series 2006-EQ1, Class A1
5.458% due 10/25/2036 (b)	2,900,000	2,900,909
Specialty Underwriting & Residential Finance,
Series 2006-BC1, Class A2A
5.4044% due 12/25/2036 (b)***	2,158,499	2,159,467
Structured Asset Investment Loan Trust,
Series 2005-6, Class A7
5.4144% due 07/25/2035 (b)***	524,805	524,895
Structured Asset Securities Corp.,
Series 2005-S6 , Class A1
5.4344% due 11/25/2035 (b)***	936,461	936,495
Structured Asset Securities Corp.,
Series 2005-S7, Class A1
5.4544% due 12/25/2035 (b)***	2,184,554	2,184,741

		96,890,696

TOTAL ASSET BACKED SECURITIES
(Cost $96,844,214)		$96,890,696

OPTIONS - 0.39%
United States - 0.39%
Chicago Board of Trades American Purchase
Put United States Treasury Notes 10 yrs Futures
Expiration 11/21/2006 at $101.00	40,000	625

The accompanying notes are an integral part of the financial statements. 219

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Global Bond Fund (continued)
		Shares or
		Principal
		Amount	Value

OPTIONS (continued)
United States (continued)
Chicago Board of Trades American Purchase
Put United States Treasury Notes 5 yrs Futures
Expiration 11/21/2006 at $101.00		712,000	$11,125
Chicago Mercantile Exchange American Purchase
Put on Eurodollar
Expiration 09/17/2007 at $90.75		272,500	681
Expiration 12/18/2006 at $92.50		137,500	344
Expiration 09/18/2006 at $92.75		812,500	2,031
Expiration 03/19/2007 at $92.75		500,000	1,250
Expiration 12/18/2006 at $94.125		812,500	2,031
EuroDollar Futures
Expiration 09/17/2007 at $90.25		1,132,500	2,831
Over The Counter European Style Call
Expiration 12/22/2006 at $4.80		18,200,000	10,574
Expiration 03/08/2007 at $5.00		28,000,000	81,116
Expiration 03/08/2007 at $5.00		65,000,000	188,305
Expiration 03/08/2007 at $5.00		7,000,000	20,279
Expiration 05/17/2007 at $5.00		10,300,000	48,631
Expiration 05/11/2007 at $5.00		14,000,000	64,608
Expiration 06/15/2007 at $5.00		8,600,000	45,070
Expiration 06/15/2007 at $5.00		8,700,000	45,594
Expiration 05/08/2007 at $5.15		33,000,000	174,834
Expiration 05/23/2007 at $5.20		78,100,000	474,770
Expiration 05/09/2007 at $5.20		190,600,000	1,151,903
Over The Counter European Style Put
Expiration 09/06/2006 at $5.50		2,600,000	0

			2,326,602

TOTAL OPTIONS (Cost $2,041,182)			$2,326,602

SHORT TERM INVESTMENTS - 29.13%
Bank of America Corp.
5.40% due 11/09/2006 ***		$1,500,000	$1,484,475
Barclays U.S. Funding LLC
5.275% due 11/21/2006 ***		2,200,000	2,173,889
5.385% due 10/26/2006 ***		15,600,000	15,471,657
Kingdom Of Belgium
3.03% due 12/14/2006 ***	EUR	57,000,000	72,288,944
Danske Corp.
5.27% due 12/27/2006 ***		$14,200,000	13,956,790
Dexia Delaware LLC
5.36% due 10/16/2006 to 10/27/2006 ***		17,300,000	17,181,142
General Electric Capital Corp.
5.35% due 10/26/2006 ***		14,600,000	14,480,665
State Street Navigator Securities Lending
Prime Portfolio (c)		9,309,000	9,309,000
Time Warner, Inc.
5.24% due 09/19/2006 ***		1,400,000	1,396,332
UBS Finance (Delaware) LLC
5.37% due 10/10/2006 ***		4,800,000	4,772,076
UniCredito Italiano SpA
5.226% due 12/03/2007 ***		1,400,000	1,399,487
United States Treasury Bills
zero coupon due 09/14/2006 (a)*** ****		20,000	19,964
zero coupon due 09/14/2006 *** ****		3,915,000	3,908,185

Global Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

SHORT TERM INVESTMENTS (continued)
Westpac Banking Corp.
5.365% due 10/16/2006 ***	$15,600,000	$15,495,383

TOTAL SHORT TERM INVESTMENTS
(Cost $171,888,483)		$173,337,989

REPURCHASE AGREEMENTS - 2.00%
Repurchase Agreement with State
Street Corp. dated 08/31/2006 at
3.95% to be repurchased at
$11,869,302 on 09/01/2006,
collateralized by $12,080,000
Federal Home Loan Mortgage
Corp., 5.50% due 11/16/2015
(valued at $12,110,200, including
interest) (c)	$11,868,000	$11,868,000

TOTAL REPURCHASE AGREEMENTS
(Cost $11,868,000)		$11,868,000

Total Investments (Global Bond Fund)
(Cost $648,911,321) - 109.91%		$653,970,305
Liabilities in Excess of Other Assets - (9.91)%		(58,972,368)

TOTAL NET ASSETS - 100.00%		$594,997,937

Global Real Estate Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 98.03%
Australia - 10.31%
Abacus Property Group	1,703,594	$2,007,993
Aspen Group	1,012,889	1,205,463
Centro Properties Group, Ltd.	900,453	5,262,077
Centro Retail Group	1,152,633	1,472,900
CFS Retail Property Trust *	36,216	55,259
Charter Hall Group *	1,634,381	1,845,366
Galileo Shopping America Trust	102,037	88,742
General Property Trust, Ltd. (a)	1,297,526	4,523,763
Lend Lease Corp.	160,405	1,922,479
Macquarie DDR Trust (a)	1,961,882	1,751,162
Macquarie Goodman Group, Ltd.	1,163,763	5,628,874
Stockland Company, Ltd.	1,020,106	5,634,448
Valad Property Group	40,947	48,419
Westfield Group (a)	371,070	5,172,041

		36,618,986
Canada - 4.83%
Brookfield Properties Corp.	157,480	5,519,674
Canadian Apartment Properties, REIT	51,900	832,445
Canadian Real Estate Investment Trust	160,050	3,685,062
RioCan Real Estate Investment Trust	201,950	4,178,968
Summit Real Estate Investment Trust	108,750	2,928,432

		17,144,581
Cayman Islands - 0.36%
China Resources Land, Ltd.	2,097,000	1,267,322

The accompanying notes are an integral part of the financial statements. 220

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Global Real Estate Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
China - 0.39%
China Overseas Land & Investment, Ltd.	1,996,000	$1,380,809
Denmark - 0.66%
Sjaelso Gruppen AS	8,000	2,359,639
Finland - 0.71%
Technopolis Oyj	350,000	2,529,717
France - 3.39%
Fonciere Des Regions	12,500	1,695,006
Klepierre SA	22,000	3,087,342
Orco Property Group (a)	20,000	2,394,756
Unibail	25,000	4,873,943

		12,051,047
Germany - 1.14%
Colonia Real Estate AG * (a)	44,800	1,718,166
Patrizia Immobilien AG *	50,000	1,354,726
Vivacon AG *	40,000	979,905

		4,052,797
Greece - 0.27%
Eurobank Properties Real Estate Investment
Company	49,650	947,640
Hong Kong - 5.10%
Link, REIT *	1,470,000	3,054,565
Sun Hung Kai Properties, Ltd.	1,380,000	15,047,544

		18,102,109
Italy - 1.60%
Beni Stabili SpA	772,848	793,899
Pirelli & C Real Estate SpA	12,500	724,375
Risanamento SpA	540,000	4,179,310

		5,697,584
Japan - 14.21%
Aeon Mall Company, Ltd. * (a)	71,000	3,575,561
Diamond City Company, Ltd. (a)	56,000	2,681,778
Mitsubishi Estate Company, Ltd.	725,000	15,629,926
Mitsui Fudosan Company, Ltd.	657,000	14,723,787
Nippon Building Fund, Inc.	595	5,830,600
Sumitomo Realty &
Development Company, Ltd. (a)	272,000	8,019,428

		50,461,080
Netherlands - 0.48%
Eurocommercial Properties NV	40,000	1,703,961
Norway - 0.36%
NorGani Hotels ASA *	129,436	1,269,462
Philippines - 0.24%
Megaworld Corp.	26,093,000	862,494
Singapore - 4.89%
CapitaLand, Ltd.	1,064,000	3,219,119
CapitaMall Trust * (a)	1,096,000	1,644,035
CDL Hospitality Trusts, REIT *	2,687,000	1,596,863
City Developments, Ltd.	255,000	1,596,485
Hongkong Land Holdings, Ltd. (a)	1,935,000	7,778,700

Global Real Estate Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Singapore (continued)
The Ascott Group, Ltd.	2,350,000	$1,553,423

		17,388,625
Spain - 0.54%
Renta Corp Real Estate SA * (a)	30,000	1,080,327
Riofisa SA *	25,000	826,715

		1,907,042
Sweden - 1.66%
Castellum AB	300,000	3,229,858
Kungsleden AB	90,000	872,683
Lennart Wallenstam Byggnads AB	135,000	1,779,528

		5,882,069
United Kingdom - 14.06%
Big Yellow Group PLC	260,000	2,256,545
British Land Company PLC	344,000	8,932,210
Dawnay Day Treveria PLC *	1,000,000	1,432,760
Derwent Valley Holdings PLC	76,750	2,636,720
Develica Deutschland, Ltd. *	2,700,000	3,557,594
Great Portland Estates PLC	275,000	2,955,622
Hammerson PLC	223,000	5,395,849
Land Securities Group PLC	295,000	10,628,447
London Merchant Securities PLC	170,000	702,549
Macau Property Opp. Fund, Ltd. *	428,500	788,623
Minerva PLC	400,000	2,159,055
Slough Estates PLC	390,000	4,874,138
Terrace Hill Group PLC	662,605	869,704
Unite Group PLC	350,000	2,773,006

		49,962,822
United States - 32.83%
AMB Property Corp., REIT	57,880	3,231,440
Apartment Investment & Management
Company, Class A, REIT	74,380	3,811,231
Archstone-Smith Trust, REIT (a)	119,050	6,331,079
Avalon Bay Communities, Inc., REIT	71,060	8,598,260
BioMed Realty Trust, Inc., REIT	36,540	1,137,856
Boston Properties, Inc., REIT	59,740	6,071,376
Digital Realty Trust, Inc., REIT	67,400	2,015,934
Equity Lifestyle Properties, Inc., REIT	41,830	1,875,239
Equity Office Properties Trust, REIT	184,450	6,841,250
Equity Residential, REIT	40,610	2,025,221
Essex Property Trust, Inc., REIT (a)	30,470	3,823,071
Federal Realty Investment Trust, REIT	47,490	3,517,584
FelCor Lodging Trust, Inc., REIT	59,600	1,278,420
Host Hotels & Resorts, Inc., REIT	304,510	6,863,655
Innkeepers USA Trust, REIT	31,900	528,264
Kilroy Realty Corp., REIT	32,310	2,554,752
LaSalle Hotel Properties, REIT	22,840	1,003,590
LTC Properties, Inc., REIT (a)	30,130	717,697
Nationwide Health Properties, Inc., REIT	57,020	1,485,941
ProLogis, REIT	76,390	4,312,979
Public Storage, Inc., REIT (a)	69,950	6,061,168
Regency Centers Corp., REIT	66,480	4,472,110

The accompanying notes are an integral part of the financial statements. 221

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Global Real Estate Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
United States (continued)
Simon Property Group, Inc., REIT	132,390	$11,225,348
SL Green Realty Corp., REIT	38,200	4,261,592
Sovran Self Storage, Inc., REIT	2,950	159,536
Starwood Hotels & Resorts Worldwide, Inc.	58,989	3,141,754
Tanger Factory Outlet Centers, Inc., REIT	38,750	1,387,250
The Macerich Company, REIT	75,000	5,599,500
Ventas, Inc., REIT	87,830	3,517,592
Vornado Realty Trust, REIT	82,830	8,772,525

		116,623,214

TOTAL COMMON STOCKS (Cost $332,465,766)		$348,213,000

SHORT TERM INVESTMENTS - 12.17%
State Street Navigator Securities
Lending Prime Portfolio (c)	$43,240,359	$43,240,359

TOTAL SHORT TERM INVESTMENTS
(Cost $43,240,359)		$43,240,359

REPURCHASE AGREEMENTS - 1.32%
Repurchase Agreement with State
Street Corp. dated 08/31/2006 at
3.95% to be repurchased at
$4,680,514 on 9/1/2006,
collateralized by $4,710,000
Federal National Mortgage
Association, 6.125% due
08/17/2026 (valued at $4,774,763,
including interest) (c)	$4,680,000	$4,680,000

TOTAL REPURCHASE AGREEMENTS
(Cost $4,680,000)		$4,680,000

Total Investments (Global Real Estate Fund)
(Cost $380,386,125) - 111.52%		$396,133,359
Liabilities in Excess of Other Assets - (11.52)%		(40,908,881)

TOTAL NET ASSETS - 100.00%		$355,224,478

The portfolio had the following five top industry concentrations as of
August 31, 2006 (as a percentage of total net assets):
Real Estate	91.75%
Commercial Services	4.14%
Hotels & Restaurants	1.24%
Building Materials & Construction	0.66%
Investment Companies	0.22%

High Income Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 14.29%
Air Travel - 0.72%
AMR Corp. * (a)	100,600	$2,077,390

High Income Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Broadcasting - 2.50%
Canadian Satellite Radio Holdings, Inc. *	376,845	$2,519,905
XM Satellite Radio Holdings, Inc., Class A * (a)	362,650	4,699,944

		7,219,849
Cable and Television - 3.03%
Comcast Corp.-Special Class A *	250,650	8,750,191
Cellular Communications - 0.24%
Dobson Communications Corp., Class A *	99,650	684,596
Leisure Time - 1.56%
Isle of Capri Casinos, Inc. * (a)	221,850	4,521,303
Mining - 2.01%
Freeport-McMoran Copper & Gold, Inc.,
Class B	100,000	5,821,000
Sanitary Services - 1.13%
Allied Waste Industries, Inc. *	317,050	3,278,297
Telecommunications Equipment &
Services - 1.22%
Chunghwa Telecom Company, Ltd., ADR (a)	202,910	3,512,366
Telephone - 1.88%
Sprint Nextel Corp.	321,650	5,442,318

TOTAL COMMON STOCKS (Cost $44,699,138)		$41,307,310

PREFERRED STOCKS - 0.31%
Auto Parts - 0.21%
Delphi Trust I * (a)	40,000	620,000
Containers & Glass - 0.10%
Pliant Corp., Series AA *	685	274,000

TOTAL PREFERRED STOCKS (Cost $750,323)		$894,000

CORPORATE BONDS - 77.55%
Advertising - 1.61%
Vertis, Inc.
9.75% due 04/01/2009	$3,108,000	3,146,850
10.875% due 06/15/2009 (a)	1,500,000	1,515,000

		4,661,850
Aerospace - 0.43%
Argo-Tech Corp.
9.25% due 06/01/2011	1,195,000	1,233,838
Air Travel - 11.62%
American Airlines Inc, Series 91B2
10.32% due 07/30/2014	980,000	931,000
American Airlines Inc., Series 90-K
9.93% due 06/15/2010	512,000	478,080
AMR Corp.
4.25% due 09/23/2023	4,500,000	6,136,875
9.00% due 08/01/2012 (a)	1,250,000	1,234,375
AMR Corp., Series MTNB
10.40% due 03/10/2011	4,500,000	4,235,625
Delta Airlines
12.7725% due 03/16/2008 (f)	1,500,000	1,548,750

The accompanying notes are an integral part of the financial statements. 222

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

High Income Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Air Travel (continued)
Northwest Airlines Corp.
6.625% due 05/15/2023 ^ (a)	$12,850,000	$5,943,125
7.625% due 11/15/2023 ^ (a)	5,745,000	2,642,700
10.00% due 02/01/2009 ^ (a)	3,800,000	1,800,250
Northwest Airlines Inc.
7.626% due 04/01/2010 ^	1,851,177	1,751,677
United AirLines Inc., Series 00-2
7.762% due 10/01/2049 ^	8,339,361	6,878,972

		33,581,429
Broadcasting - 4.36%
Canadian Satellite Radio Holdings, Inc., ADR
12.75% due 02/15/2014	3,500,000	3,456,250
XM Satellite Radio Holdings, Inc.
1.75% due 12/01/2009 (a)	3,000,000	2,373,750
9.75% due 05/01/2014 (a)	2,665,000	2,505,100
9.9888% due 05/01/2013 (b)	4,575,000	4,266,188

		12,601,288
Building Materials & Construction - 0.34%
Brand Services, Inc.
12.00% due 10/15/2012	864,000	972,588
Business Services - 0.32%
Allied Security Escrow Corp.
11.375% due 07/15/2011	276,000	272,550
Buhrmann US, Inc.
7.875% due 03/01/2015	130,000	126,100
CB Richard Ellis Services, Inc.
9.75% due 05/15/2010	496,000	529,480

		928,130
Cable and Television - 6.71%
Adelphia Communications Corp., Series B
7.75% due 01/15/2009 ^	3,000,000	1,785,000
Atlantic Broadband Finance LLC
9.375% due 01/15/2014	1,986,000	1,916,490
Century Communications
8.375% due 12/15/2007 ^ (a)	1,000,000	1,065,000
Charter Communications Holdings I LLC
11.75 due 05/15/2014	4,340,000	2,951,200
Charter Communications Inc.
5.875% due 11/16/2009 (a)	4,600,000	4,030,750
Charter Communications Operating LLC
8.00% due 04/30/2012	3,440,000	3,448,600
DirecTV Holdings LLC
8.375% due 03/15/2013	1,195,000	1,254,750
Insight Communications, Inc.
12.25 due 02/15/2011	74,000	78,625
Shaw Communications, Inc.
8.25% due 04/11/2010	18,000	18,922
Young Broadcasting, Inc.
8.75% due 01/15/2014	37,000	31,450
10.00% due 03/01/2011 (a)	3,034,000	2,806,450

		19,387,237
Cellular Communications - 6.49%
American Cellular Corp.
10.00% due 08/01/2011	3,500,000	3,640,000

High Income Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Cellular Communications (continued)
American Tower Corp.
5.00% due 02/15/2010	$441,000	$439,346
Centennial Communications Corp.
10.00% due 01/01/2013	815,000	812,963
10.75% due 12/15/2008	92,000	92,920
Dobson Cellular Systems, Inc.
8.375% due 11/01/2011	441,000	456,435
8.875% due 10/01/2013 (a)	6,250,000	6,171,875
Nextel Communications, Inc.
6.875% due 10/31/2013	662,000	670,309
Rural Cellular Corp.
9.75% due 01/15/2010 (a)	6,500,000	6,467,500

		18,751,348
Chemicals - 2.20%
Ethyl Corp.
8.875% due 05/01/2010	2,446,000	2,519,380
FMC Corp.
7.00% due 05/15/2008	423,000	432,022
7.75% due 07/01/2011	901,000	964,093
Huntsman ICI Chemicals
10.125% due 07/01/2009	1,673,000	1,706,460
Johnson Diversey, Inc., Series B
9.625% due 05/15/2012	18,000	17,730
Rhodia SA
10.25% due 06/01/2010	644,000	706,790

		6,346,475
Containers & Glass - 3.25%
BWAY Corp.
10.00% due 10/15/2010	675,000	708,750
Graphic Packaging International Corp.
9.50% due 08/15/2013 (a)	2,750,000	2,763,750
Pliant Corp.
11.125% due 09/01/2009 ^ (a)	552,000	532,680
11.625% due 06/15/2009 ^	761,850	841,844
13.00% due 07/15/2010 ^ (a)	90,000	54,000
Stone Container Corp.
9.75% due 02/01/2011	2,998,000	3,080,445
Stone Container Finance
7.375% due 07/15/2014	18,000	16,200
Tekni Plex, Inc., Series B
12.75% due 06/15/2010 (a)	1,949,000	1,403,280

		9,400,949
Cosmetics & Toiletries - 0.49%
Jafra Cosmetics International, Inc.
10.75% due 05/15/2011	1,324,000	1,429,920
Electrical Utilities - 0.01%
CMS Energy Corp.
8.50% due 04/15/2011	37,000	39,682
Electronics - 0.85%
Muzak LLC/Muzak Finance Corp.
9.875% due 03/15/2009 (a)	919,000	551,400
10.00% due 02/15/2009 (a)	2,170,000	1,909,600

		2,461,000

The accompanying notes are an integral part of the financial statements. 223

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

High Income Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Energy - 0.49%
Exide Technologies
10.50% due 03/15/2013 (a)	$1,600,000	$1,408,000
Financial Services - 4.79%
BCP Crystal Holdings Corp.
9.625% due 06/15/2014	2,832,000	3,069,180
JSG Funding PLC
9.625% due 10/01/2012	820,000	855,875
Metallurg Holdings, Inc.
10.50% due 10/01/2010 (a)	3,500,000	3,465,000
Nexstar Finance Holdings LLC
zero coupon, Step up to 11.375% on
04/01/2008 due 04/01/2013	1,122,000	925,650
Nexstar Finance, Inc.
7.00% due 01/15/2014 (a)	221,000	197,795
Ucar Finance, Inc.
10.25% due 02/15/2012	5,092,000	5,346,600

		13,860,100

Food & Beverages - 3.53%
ASG Consolidated LLC/ASG Finance, Inc.
zero coupon, Step up to 11.5% on
11/01/2008 due 11/01/2011	4,360,000	3,782,300
Constellation Brands, Inc., Series B
8.125% due 01/15/2012	55,000	57,062
Del Monte Corp.
8.625% due 12/15/2012	2,262,000	2,366,618
Dole Food, Inc.
7.25% due 06/15/2010	1,100,000	1,031,250
Pinnacle Foods Holding Corp.
8.25% due 12/01/2013	3,016,000	2,963,220

		10,200,450

Gas & Pipeline Utilities - 0.77%
Atlas Pipeline Partners LP
8.125% due 12/15/2015	2,170,000	2,213,400
Healthcare Products - 0.15%
Sybron Dental Specialties, Inc.
8.125% due 06/15/2012	423,000	439,920
Healthcare Services - 1.51%
Ameripath, Inc.
10.50% due 04/01/2013	3,016,000	3,189,420
Insight Health Services Corp.
9.875% due 11/01/2011	405,000	187,312
Psychiatric Solutions, Inc.
10.625% due 06/15/2013	938,000	1,001,315

		4,378,047

Holdings Companies/Conglomerates - 2.59%
UAL Corp.
5.00% due 02/01/2021 (a)	8,260,000	7,476,952
Homebuilders - 0.02%
Meritage Homes Corp.
7.00% due 05/01/2014	18,000	16,020
Standard Pacific Corp.
6.50% due 10/01/2008 (a)	37,000	36,445

		52,465

High Income Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Hotels & Restaurants - 1.45%
Buffets, Inc.
11.25% due 07/15/2010	$460,000	$485,300
CCM Merger, Inc.
8.00% due 08/01/2013	2,023,000	1,937,022
Turning Stone Casino Resort
9.125% due 12/15/2010	1,563,000	1,570,815
Vicorp Restaurants, Inc.
10.50% due 04/15/2011	221,000	196,690

		4,189,827

Industrials - 0.19%
Doe Run Resources Corp., Series AI
11.75% due 11/01/2008	591,000	559,973
Leisure Time - 6.90%
AMC Entertainment, Inc.
9.50% due 02/01/2011	3,500,000	3,491,250
AMC Entertainment, Inc., Series B
8.625% due 08/15/2012	18,000	18,450
AMF Bowling Worldwide, Inc.
10.00% due 03/01/2010	460,000	471,500
Chukchansi Economic Development Authority
8.00% due 11/15/2013	2,262,000	2,284,620
Jacobs Entertainment, Inc.
9.75% due 06/15/2014	1,800,000	1,797,750
Little Traverse Bay Bands of Odawa Indians
10.25% due 02/15/2014	2,150,000	2,139,250
Majestic Star Casino LLC
9.75% due 01/15/2011	2,750,000	2,688,125
MTR Gaming Group, Inc.
9.00% due 06/01/2012	750,000	755,625
Trump Entertainment Resorts, Inc.
8.50% due 06/01/2015 (a)	6,500,000	6,288,750

		19,935,320

Manufacturing - 0.49%
Blount, Inc.
8.875% due 08/01/2012	257,000	257,321
Park-Ohio Industries, Inc.
8.375% due 11/15/2014	1,287,000	1,164,735

		1,422,056

Medical-Hospitals - 2.42%
Alliance Imaging, Inc.
7.25% due 12/15/2012	2,000,000	1,860,000
HealthSouth Corp.
11.4181% due 06/15/2014 (b)	5,000,000	5,137,500

		6,997,500

Metal & Metal Products - 0.69%
Mueller Group, Inc.
10.00% due 05/01/2012	1,124,000	1,225,160
Mueller Holdings, Inc.
zero coupon, Step up to 14.75% on
04/15/2009 due 04/15/2014	872,000	767,360

		1,992,520

The accompanying notes are an integral part of the financial statements. 224

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

High Income Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Mining - 1.63%
Freeport-McMoran Copper & Gold, Inc.
10.125% due 02/01/2010	$4,440,000	$4,721,940
Paper - 3.33%
Abitibi-Consolidated, Inc.
7.50% due 04/01/2028	347,000	272,395
7.75% due 06/15/2011 (a)	846,000	780,435
Boise Cascade LLC
7.125% due 10/15/2014	2,813,000	2,616,090
Bowater Canada Finance Corp.
7.95% due 11/15/2011	55,000	52,800
Bowater, Inc.
9.50% due 10/15/2012	1,269,000	1,281,690
Buckeye Technologies, Inc.
9.25% due 09/15/2008	1,030,000	1,030,000
Newark Group, Inc.
9.75% due 03/15/2014	1,581,000	1,509,855
Norske Skog Canada, Ltd.
7.375% due 03/01/2014	441,000	402,412
Pope & Talbot, Inc.
8.375% due 06/01/2013	2,100,000	1,680,000

		9,625,677

Petroleum Services - 0.89%
Hanover Compressor Company
8.625% due 12/15/2010	846,000	879,840
Hanover Equipment Trust
8.75% due 09/01/2011	1,600,000	1,664,000
Premcor Refining Group, Inc.
9.50% due 02/01/2013	37,000	40,413

		2,584,253

Plastics - 0.92%
Berry Plastics Corp.
10.75% due 07/15/2012	2,446,000	2,666,140
Publishing - 0.75%
Block Communications, Inc.
8.25% due 12/15/2015	2,243,000	2,172,906
Retail - 0.57%
Eye Care Centers of America
10.75% due 02/15/2015	1,545,000	1,657,013
Retail Grocery - 0.10%
CA FM Lease Trust
8.50% due 07/15/2017	264,056	284,671
Retail Trade - 0.99%
Jo-Ann Stores, Inc.
7.50% due 03/01/2012	3,177,000	2,779,875
PETCO Animal Supplies, Inc.
10.75% due 11/01/2011	74,000	77,885

		2,857,760

Sanitary Services - 1.57%
Allied Waste North America, Inc.
4.25% due 04/15/2034 (a)	5,000,000	4,525,000
Steel - 0.01%
United States Steel LLC
10.75% due 08/01/2008	18,000	19,395

High Income Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Telecommunications Equipment &
Services - 0.25%
Mobile Satellite Ventures LP
zero coupon, Step up to 14% on
04/01/2010 due 04/01/2013	$1,190,000	$737,800
Tobacco - 1.09%
Alliance One International, Inc.
11.00% due 05/15/2012 (a)	1,275,000	1,275,000
North Atlantic Trading Company
9.25% due 03/01/2012	2,265,000	1,868,625

		3,143,625
Travel Services - 0.78%
TDS Investor Corp.
9.875% due 09/01/2014	2,290,000	2,244,200

TOTAL CORPORATE BONDS (Cost $227,328,122)		$224,162,644

ASSET BACKED SECURITIES - 0.54%
DB Master Finance LLC, Series 2006-1, Class-M1
8.285% due 06/20/2031	1,525,000	1,552,442

TOTAL ASSET BACKED SECURITIES
(Cost $1,539,942)		$1,552,442

OPTIONS - 0.04%
Put Options - 0.04%
Tesoro Corp.
Expiration 01/20/2007 at $50.00 *	101,600	106,680

TOTAL OPTIONS (Cost $194,569)		$106,680

SHORT TERM INVESTMENTS - 27.25%
Great Lakes Carbon Income Fund	$838,891	$7,769,966
State Street Global Advisers Funds (c)	10,550,734	10,550,734
State Street Navigator Securities Lending
Prime Portfolio (c)	60,455,958	60,455,958

TOTAL SHORT TERM INVESTMENTS
(Cost $78,125,141)		$78,776,658

Total Investments (High Income Fund)
(Cost $352,637,235) - 119.98%		$346,799,734
Liabilities in Excess of Other Assets - (19.98)%		(57,740,499)

TOTAL NET ASSETS - 100.00%		$289,059,235

High Yield Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 0.33%
Cellular Communications - 0.31%
American Tower Corp., Class A * (a)	103,281	$3,703,657
Household Products - 0.01%
Home Interiors *	9,260,656	92,606
Internet Content - 0.01%
Globix Corp. *	15,039	72,488

The accompanying notes are an integral part of the financial statements. 225

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

High Yield Fund (continued)
		Shares or
		Principal
		Amount	Value

COMMON STOCKS (continued)
Telecommunications Equipment &
Services - 0.00%
XO Holdings, Inc. * (a)		821	$3,793

TOTAL COMMON STOCKS (Cost $4,876,118)			$3,872,544

PREFERRED STOCKS - 0.23%
Broadcasting - 0.09%
Spanish Broadcasting System, Series B *		1,000	1,085,000
Crude Petroleum & Natural Gas - 0.14%
Chesapeake Energy Corp. (a)		5,993	1,609,121

TOTAL PREFERRED STOCKS (Cost $2,578,474)			$2,694,121

WARRANTS - 0.02%
Government of Mexico - 0.02%
United Mexican States
(Expiration Date 10/10/2006; strike
price $25.00)		22,500	85,500
(Expiration date 11/09/2006; strike
price $22.50)		28,000	100,800

			186,300

TOTAL WARRANTS (Cost $119,250)			$186,300

FOREIGN GOVERNMENT OBLIGATIONS - 10.53%
Argentina - 0.55%
Republic of Argentina, Series GDP
zero coupon due 12/15/2035 (b)	EUR	587,000	69,836
0.275% due 12/15/2035 (b)	ARS	5,863,355	162,792
2.00% due 01/03/2010 (b)		1,870,000	1,004,028
4.50% due 12/15/2035 (b)		$48,000	4,560
5.59% due 08/03/2012 (b)		1,000,700	702,992
5.83% due 12/31/2033 (b)	ARS	858,956	350,515
7.00% due 03/18/2049	EUR	6,100,000,000	1,137,271
7.00% due 03/18/2004 ^		625,000	239,460
7.625 due 08/11/2007		505,000,000	94,913
8.00% due 02/26/2008		304,137	118,471
8.00% due 10/30/2009		175,000,000	31,713
8.125% due 04/21/2008		625,000	233,351
8.125% due 10/04/2049		375,000	138,639
8.50% due 02/23/2049		2,400,000	475,640
9.00% due 05/26/2009		100,000	37,242
9.00% due 06/20/2049		600,000	226,504
9.25% due 10/21/2049		225,000	82,751
9.50% due 03/04/2049		456,000	178,210
9.75% due 11/26/2049		425,000	155,765
10.00% due 02/22/2007		775,000	297,326
11.75% due 05/20/2011 (a)		2,425,000	478,215
11.75% due 11/13/2026		1,800,000	337,304

			6,557,498
Brazil - 1.84%
Federative Republic of Brazil
7.125% due 01/20/2037		$1,875,000	1,919,063
8.00% due 01/15/2018 (a)		6,325,000	6,944,850
8.25% due 01/20/2034 (a)		5,850,000	6,727,500

High Yield Fund (continued)
	Shares or
	Principal
	Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS
(continued)
Brazil (continued)
Federative Republic of Brazil (continued)
8.75% due 02/04/2025	$1,395,000	$1,657,957
8.875% due 10/14/2019	500,000	591,750
10.50% due 07/14/2014	225,000	282,487
11.00% due 08/17/2040 (a)	2,878,000	3,760,107

		21,883,714
Colombia - 0.63%
Republic of Colombia
8.125% due 05/21/2024 (a)	500,000	550,000
10.375% due 01/28/2033 (a)	1,180,000	1,598,900
10.75% due 01/15/2013 (a)	3,725,000	4,551,950
11.75% due 02/25/2020	575,000	802,125

		7,502,975
Ecuador - 0.31%
Republic of Ecuador
4.00% coupon, Step up to 10.00% on
08/15/2007 due 08/15/2030 (a)(b)	3,095,000	3,085,715
9.375% due 12/15/2015	600,000	613,500

		3,699,215
El Salvador - 0.13%
Republic of El Salvador
7.75% due 01/24/2023	975,000	1,078,350
8.25% due 04/10/2032	390,000	435,435

		1,513,785
Mexico - 1.71%
Government of Mexico
5.875% due 01/15/2014 (a)	4,900,000	4,985,750
6.375% due 01/16/2013	4,405,000	4,581,200
6.625% due 03/03/2015 (a)	1,274,000	1,351,714
8.00% due 09/24/2022	3,550,000	4,277,750
8.125% due 12/30/2019	800,000	964,000
8.30% due 08/15/2031	525,000	659,662
8.375% due 01/14/2011 (a)	500,000	556,500
11.375% due 09/15/2016	2,075,000	2,971,400

		20,347,976
Panama - 0.24%
Republic of Panama
9.375% due 04/01/2029	2,150,000	2,725,125
9.625% due 02/08/2011	150,000	170,475

		2,895,600
Peru - 0.58%
Republic of Peru
4.00% coupon, Step up to 5.00% on
03/07/2007 due 03/07/2017 (b)	421,860	415,532
4.00% coupon, Step up to 5.00% on
03/07/2007 due 03/07/2017 (b)	3,341,700	3,274,866
7.35% due 07/21/2025 (a)	77,000	81,235
8.375% due 05/03/2016 (a)	290,000	329,875
8.75% due 11/21/2033 (a)	2,300,000	2,771,500
9.875% due 02/06/2015	25,000	30,750

		6,903,758

The accompanying notes are an integral part of the financial statements. 226

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

High Yield Fund (continued)
		Shares or
		Principal
		Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS
(continued)
Philippines - 0.40%
Republic of Philippines
9.50% due 02/02/2030 (a)		$570,000	$695,400
10.625% due 03/16/2025 (a)		3,050,000	3,999,313

			4,694,713
Russia - 2.08%
Gazprom OAO, Series A6
6.95 due 08/06/2009	RUB	37,840,000	1,424,991
Russian Federation, Series REGS
5.00% due 03/31/2030		$15,870,000	17,661,723
8.25% due 03/31/2010		928,895	971,253
11.00% due 07/24/2018		1,160,000	1,664,368
12.75% due 06/24/2028		1,680,000	2,996,280

			24,718,615
South Africa - 0.23%
Republic of South Africa
6.50% due 06/02/2014		1,075,000	1,122,031
7.375% due 04/25/2012 (a)		835,000	897,625
9.125% due 05/19/2009		675,000	734,907

			2,754,563
Turkey - 1.13%
Republic of Turkey
7.00% due 06/05/2020		146,000	143,810
7.25% due 03/15/2015		2,400,000	2,439,000
7.375% due 02/05/2025		1,929,000	1,924,178
8.00% due 02/14/2034		783,000	819,214
9.50% due 01/15/2014 (a)		2,709,000	3,101,805
11.00% due 01/14/2013		782,000	942,310
11.50% due 01/23/2012		1,352,000	1,637,610
11.75% due 06/15/2010		450,000	526,500
11.875% due 01/15/2030 (a)		1,225,000	1,828,312

			13,362,739
Uruguay - 0.09%
Republic of Uruguay
7.25% due 02/15/2011		650,000	663,000
7.50% due 03/15/2015		325,000	336,375

			999,375
Venezuela - 0.61%
Republic of Venezuela
zero coupon due 04/15/2020		305,000	109,037
5.375% due 08/07/2010		375,000	364,500
5.75% due 02/26/2016		2,241,000	2,095,335
7.65% due 04/21/2025		949,000	1,008,313
10.75% due 09/19/2013		3,000,000	3,675,000

			7,252,185

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $122,103,726)			$125,086,711

CORPORATE BONDS - 82.99%
Advertising - 1.57%
Lamar Media Corp.
6.625% due 08/15/2015		4,275,000	4,007,813

High Yield Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Advertising (continued)
R.H. Donnelley Corp., Series A-1
6.875% due 01/15/2013	$1,650,000	$1,480,875
R.H. Donnelley Corp., Series A-2
6.875% due 01/15/2013	3,200,000	2,872,000
R.H. Donnelley Corp., Series A-3
8.875% due 01/15/2016	7,900,000	7,781,500
R.H. Donnelley Finance Corp., Series I
10.875% due 12/15/2012	2,300,000	2,518,500

		18,660,688
Aerospace - 1.01%
Alliant Techsystems, Inc.
6.75% due 04/01/2016 (a)	1,875,000	1,823,437
DRS Technologies, Inc.
6.625% due 02/01/2016	145,000	141,012
6.875% due 11/01/2013	4,925,000	4,777,250
Sequa Corp.
9.00% due 08/01/2009	2,300,000	2,426,500
TransDigm, Inc.
7.75% due 07/15/2014 (a)	2,845,000	2,823,663

		11,991,862
Air Travel - 0.31%
Continental Airlines, Inc.
6.541% due 09/15/2008	386,819	369,821
6.80% due 07/02/2007	493,330	471,635
Continental Airlines, Inc., Series D
7.568% due 12/01/2006	2,840,000	2,835,509

		3,676,965
Apparel & Textiles - 0.80%
Levi Strauss & Company
9.75% due 01/15/2015	7,275,000	7,529,625
Oxford Industries, Inc.
8.875% due 06/01/2011	1,925,000	1,944,250

		9,473,875
Auto Parts - 0.84%
Commercial Vehicle Group, Inc.
8.00% due 07/01/2013	715,000	681,038
Keystone Automotive Operations
9.75% due 11/01/2013 (a)	3,600,000	3,420,000
TRW Automotive, Inc.
9.375% due 02/15/2013	615,000	656,513
11.00% due 02/15/2013	125,000	135,937
Visteon Corp.
7.00% due 03/10/2014 (a)	1,340,000	1,189,250
8.25% due 08/01/2010 (a)	4,020,000	3,939,600

		10,022,338
Auto Services - 1.44%
Avis Budget Car Rental LLC
7.625% due 05/15/2014	960,000	912,000
Hertz Corp., Class A
8.875% due 01/01/2014	3,750,000	3,890,625
10.50% due 01/01/2016 (a)	7,435,000	8,011,213

The accompanying notes are an integral part of the financial statements. 227

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

High Yield Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Auto Services (continued)
Penhall International Corp.
12.00% due 08/01/2014 (a)	$4,245,000	$4,329,900

		17,143,738
Automobiles - 4.25%
AutoNation, Inc.
7.00% due 04/15/2014	1,510,000	1,489,238
7.5069% due 04/15/2013 (b)	1,210,000	1,216,050
Ford Motor Company
7.45% due 07/16/2031 (a)	34,730,000	27,263,050
8.875% due 01/15/2022	2,555,000	2,171,750
8.90% due 01/15/2032 (a)	1,425,000	1,278,937
General Motors Corp.
7.20% due 01/15/2011	2,655,000	2,379,544
8.375% due 07/15/2033 (a)	17,475,000	14,635,312

		50,433,881
Banking - 0.21%
RSHB Capital SA for OJSC Russian Agricultural
Bank
7.175% due 05/16/2013 (a)	2,370,000	2,447,025
Broadcasting - 1.27%
Barrington Broadcasting
10.50% due 08/15/2014	915,000	896,700
CMP Susquehanna Corp.
9.875% due 05/15/2014	895,000	834,588
CSC Holdings, Inc.
7.00% due 04/15/2012	2,550,000	2,505,375
7.625% due 07/15/2018 (a)	300,000	302,625
7.875% due 02/15/2018	645,000	659,513
8.125% due 08/15/2009	2,575,000	2,658,687
CSC Holdings, Inc., Series B
7.625% due 04/01/2011	700,000	715,750
8.125% due 07/15/2009 (a)	50,000	51,687
Hughes Network Systems LLC/HNS Finance Corp.
9.50% due 04/15/2014	2,410,000	2,446,150
Radio One, Inc.
6.375% due 02/15/2013	843,000	762,915
XM Satellite Radio Holdings, Inc.
9.75% due 05/01/2014 (a)	2,470,000	2,321,800
9.9888% due 05/01/2013 (b)	1,010,000	941,825

		15,097,615
Building Materials & Construction - 0.89%
Associated Materials, Inc.
zero coupon, Step up to 11.25% on
03/01/2009 due 03/01/2014	4,040,000	2,201,800
9.75% due 04/15/2012 (a)	3,540,000	3,469,200
NTK Holdings, Inc.
zero coupon, Step up to 10.75% on
09/01/2009 due 03/01/2014	7,230,000	4,844,100

		10,515,100
Business Services - 1.94%
Activant Solutions, Inc.
9.50% due 05/01/2016	1,775,000	1,664,062
Affinion Group, Inc.
10.125% due 10/15/2013 (a)	3,715,000	3,854,313

High Yield Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Business Services (continued)
Invensys PLC
9.875% due 03/15/2011	$2,340,000	$2,527,200
Sungard Data Systems, Inc.
9.125% due 08/15/2013	4,075,000	4,207,438
10.25% due 08/15/2015	3,385,000	3,456,931
Xerox Corp.
6.40% due 03/15/2016	7,265,000	7,193,047
9.75% due 01/15/2009	100,000	108,000

		23,010,991
Cable and Television - 5.10%
Charter Communications Holdings I LLC
11.00% due 10/01/2015	5,660,000	5,023,250
11.75 due 05/15/2014	4,000,000	2,720,000
Charter Communications Holdings II LLC/Charter
Communications Holdings II Capital Corp.
10.25% due 09/15/2010	4,940,000	5,001,750
Charter Communications Holdings LLC
8.625% due 04/01/2009 (a)	1,590,000	1,450,875
10.75% due 10/01/2009	1,000,000	915,000
Charter Communications Holdings LLC/Charter
Communications Holdings Capital Corp.
9.625% due 11/15/2009 (a)	1,600,000	1,456,000
Charter Communications Operating LLC
8.375% due 04/30/2014	1,525,000	1,540,250
CSC Holdings, Inc.
7.25% due 07/15/2008	550,000	556,187
DirecTV Holdings LLC
6.375% due 06/15/2015	6,185,000	5,782,975
Echostar DBS Corp.
6.625% due 10/01/2014	10,075,000	9,684,594
7.125% due 02/01/2016	4,085,000	3,977,769
Kabel Deutschland GMBH
10.625% due 07/01/2014	2,855,000	3,054,850
Lodgenet Entertainment Corp.
9.50% due 06/15/2013	4,435,000	4,756,537
Mediacom Broadband LLC
8.50% due 10/15/2015	375,000	371,250
Quebecor Media, Inc.
7.75% due 03/15/2016	955,000	945,450
Rainbow National Services LLC
8.75% due 09/01/2012	1,385,000	1,461,175
10.375% due 09/01/2014	3,000,000	3,341,250
Rogers Cable, Inc.
5.50% due 03/15/2014	790,000	731,737
6.25% due 06/15/2013	705,000	686,494
8.75% due 05/01/2032	750,000	851,250
Sinclair Broadcast Group, Inc.
8.00% due 03/15/2012	4,920,000	4,981,500
Videotron Ltee
6.375% due 12/15/2015	1,375,000	1,287,344

		60,577,487
Cellular Communications - 1.89%
Alamosa Delaware, Inc.
11.00% due 07/31/2010	1,575,000	1,720,687

The accompanying notes are an integral part of the financial statements. 228

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

High Yield Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Cellular Communications (continued)
Centennial Communications Corp.
10.125% due 06/15/2013		$3,280,000	$3,460,400
Rogers Wireless, Inc.
7.25% due 12/15/2012		270,000	278,438
7.50% due 03/15/2015		2,725,000	2,847,625
8.00% due 12/15/2012 (a)		5,005,000	5,230,225
9.625% due 05/01/2011		100,000	111,750
Rural Cellular Corp.
9.875% due 02/01/2010 (a)		4,335,000	4,475,888
UbiquiTel Operating Company
9.875% due 03/01/2011		4,025,000	4,377,187

			22,502,200
Chemicals - 1.18%
Equistar Chemicals LP
10.625% due 05/01/2011		3,300,000	3,547,500
Huntsman ICI Chemicals
10.125% due 07/01/2009	EUR	125,000	163,104
Huntsman International LLC
7.375% due 01/01/2015		$605,000	600,463
9.875% due 03/01/2009 (a)		904,000	940,160
IMC Global, Inc.
7.30% due 01/15/2028		25,000	22,250
10.875% due 08/01/2013 (a)		875,000	980,000
Lyondell Chemical Company
9.50% due 12/15/2008		839,000	864,170
11.125% due 07/15/2012 (a)		375,000	408,750
Lyondell Chemical Company, Series A
9.625% due 05/01/2007		425,000	433,500
Methanex Corp.
8.75% due 08/15/2012		1,200,000	1,275,000
Montell Finance Company BV
8.10% due 03/15/2027		1,970,000	1,827,175
Westlake Chemical Corp.
6.625% due 01/15/2016 (a)		3,150,000	2,992,500

			14,054,572
Coal - 0.41%
International Coal Group, Inc.
10.25% due 07/15/2014 (a)		2,470,000	2,550,275
Massey Energy Company
6.625% due 11/15/2010		2,360,000	2,324,600

			4,874,875
Commercial Services - 0.40%
DI Finance/DynCorp International LLC, Series B
9.50% due 02/15/2013		4,654,000	4,805,255
Computers & Business Equipment - 0.15%
Seagate Technology Holdings
8.00% due 05/15/2009		1,755,000	1,803,263
Construction & Mining Equipment - 0.09%
Terex Corp.
7.375% due 01/15/2014		1,100,000	1,100,000
Construction Materials - 0.36%
Nortek, Inc.
8.50% due 09/01/2014		4,565,000	4,245,450

High Yield Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Containers & Glass - 1.91%
Graham Packaging Company, Inc.
9.875% due 10/15/2014 (a)	$5,095,000	$4,903,938
Graphic Packaging International Corp.
8.50% due 08/15/2011	3,050,000	3,095,750
9.50% due 08/15/2013 (a)	2,950,000	2,964,750
Owens-Brockway Glass Container, Inc.
6.75% due 12/01/2014 (a)	1,053,000	979,290
7.75% due 05/15/2011	3,350,000	3,425,375
8.25% due 05/15/2013 (a)	550,000	556,875
8.75% due 11/15/2012 (a)	250,000	265,625
Owens-Illinois, Inc.
7.35% due 05/15/2008	200,000	200,000
Owens-Illinois, Inc., Series 2010
7.50% due 05/15/2010 (a)	850,000	841,500
Plastipak Holdings, Inc.
8.50% due 12/15/2015	1,790,000	1,781,050
Radnor Holdings Corp.
11.00% due 03/15/2010	2,350,000	564,000
Stone Container Corp.
8.375% due 07/01/2012	1,505,000	1,433,512
9.75% due 02/01/2011	1,653,000	1,698,457

		22,710,122
Correctional Facilities - 0.52%
Corrections Corp. of America
6.25% due 03/15/2013	5,575,000	5,386,844
6.75% due 01/31/2014	750,000	740,625

		6,127,469
Cosmetics & Toiletries - 0.21%
Playtex Products, Inc.
8.00% due 03/01/2011	2,410,000	2,506,400
Crude Petroleum & Natural Gas - 2.50%
Chaparral Energy, Inc.
8.50% due 12/01/2015	5,150,000	5,188,625
Chesapeake Energy Corp.
6.25% due 01/15/2018	3,225,000	2,975,062
6.375% due 06/15/2015	815,000	774,250
6.50% due 08/15/2017	3,295,000	3,056,112
6.625% due 01/15/2016	1,980,000	1,900,800
6.875% due 01/15/2016	2,080,000	2,017,600
7.00% due 08/15/2014	425,000	420,750
Mariner Energy, Inc.
7.50% due 04/15/2013	1,820,000	1,769,950
PetroHawk Energy Corp.
9.125% due 07/15/2013	2,400,000	2,442,000
Plains Exploration & Production Company
8.75% due 07/01/2012 (a)	1,500,000	1,575,000
Pogo Producing Company
6.875% due 10/01/2017	1,725,000	1,643,063
7.875% due 05/01/2013	1,330,000	1,356,600
8.25% due 04/15/2011 (a)	925,000	952,750
Quicksilver Resources, Inc.
7.125% due 04/01/2016	3,800,000	3,629,000

		29,701,562

The accompanying notes are an integral part of the financial statements. 229

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

High Yield Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Domestic Oil - 2.60%
Exco Resources, Inc.
7.25% due 01/15/2011	$5,650,000	$5,494,625
Forest Oil Corp.
8.00% due 12/15/2011	2,800,000	2,891,000
Magnum Hunter Resources, Inc.
9.60% due 03/15/2012	4,800,000	5,088,000
Stone Energy Corp.
6.75% due 12/15/2014	3,855,000	3,720,075
8.25% due 12/15/2011	2,550,000	2,562,750
Swift Energy Company
7.625% due 07/15/2011	1,550,000	1,565,500
9.375% due 05/01/2012	3,175,000	3,349,625
Whiting Petroleum Corp.
7.00% due 02/01/2014	1,165,000	1,147,525
7.25% due 05/01/2012	5,185,000	5,120,187

		30,939,287
Educational Services - 0.20%
Education Management LLC
8.75% due 06/01/2014	2,365,000	2,335,438
Electrical Utilities - 2.55%
AES China Generating Company
8.25% due 06/26/2010	655,000	649,229
AES Corp.
7.75% due 03/01/2014 (a)	2,325,000	2,394,750
8.75% due 06/15/2008 (a)	850,000	884,000
8.75% due 05/15/2013	100,000	107,000
8.875% due 02/15/2011	2,520,000	2,696,400
9.00% due 05/15/2015	180,000	194,175
9.375% due 09/15/2010	5,000,000	5,400,000
9.50% due 06/01/2009 (a)	1,775,000	1,890,375
Edison Mission Energy
7.50% due 06/15/2013	540,000	540,000
7.73% due 06/15/2009	2,700,000	2,760,750
7.75% due 06/15/2016	3,140,000	3,140,000
Midwest Generation LLC, Series B
8.56% due 01/02/2016	1,360,724	1,445,769
Mirant Americas Generation LLC
8.30% due 05/01/2011 ^	6,204,000	6,204,000
8.50% due 10/01/2021 ^	407,000	394,790
Orion Power Holdings, Inc.
12.00% due 05/01/2010	1,370,000	1,554,950

		30,256,188
Electronics - 1.13%
L-3 Communications Corp.
7.625% due 06/15/2012	2,575,000	2,639,375
L-3 Communications Corp., Series B
6.375% due 10/15/2015	8,173,000	7,866,512
Spectrum Brands, Inc.
7.375% due 02/01/2015	997,000	772,675
8.50% due 10/01/2013 (a)	2,620,000	2,177,875

		13,456,437
Energy - 1.55%
Inergy, LP
6.875% due 12/15/2014	3,150,000	2,984,625

High Yield Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Energy (continued)
NRG Energy, Inc.
7.25% due 02/01/2014 (a)		$2,350,000	$2,320,625
7.375% due 02/01/2016		10,300,000	10,145,500
Peabody Energy Corp.
6.875% due 03/15/2013		50,000	49,500
Sonat, Inc.
7.625% due 07/15/2011		2,900,000	2,965,250

			18,465,500
Financial Services - 7.04%
BCP Crystal Holdings Corp.
9.625% due 06/15/2014		385,000	417,244
Dow Jones CDX HY, Series 6-T3
8.125% due 06/29/2011		8,820,000	8,814,488
E*Trade Financial Corp.
7.375% due 09/15/2013		2,345,000	2,368,450
7.875% due 12/01/2015		1,005,000	1,045,200
El Paso Performance-Linked Trust
7.75% due 07/15/2011		1,430,000	1,456,813
Ford Motor Credit Company
7.00% due 10/01/2013 (a)		6,770,000	6,318,427
7.875% due 06/15/2010		925,000	909,108
10.4863% due 06/15/2011 (b)		7,400,000	7,825,485
General Motors Acceptance Corp.
6.875% due 08/28/2012		3,730,000	3,611,575
8.00% due 11/01/2031 (a)		22,565,000	22,806,220
Global Cash Access LLC
8.75% due 03/15/2012		4,250,000	4,446,562
Hexion US Finance Corp/Hexion Nova Scotia
Finance ULC
9.00% due 07/15/2014		5,800,000	5,829,000
iPCS, Inc.
11.50% due 05/01/2012		1,275,000	1,434,375
JSG Funding PLC
9.625% due 10/01/2012		3,500,000	3,653,125
10.125% due 10/01/2012	EUR	475,000	663,091
Nell AF SARL
8.375% due 08/15/2015 (a)		$3,700,000	3,704,625
TNK-BP Finance SA
7.50% due 07/18/2016 (a)		1,220,000	1,266,222
TRAINS HY-1-2006
7.548% due 05/01/2016 (a)		5,360,000	5,315,137
Ucar Finance, Inc.
10.25% due 02/15/2012		1,670,000	1,753,500

			83,638,647
Food & Beverages - 0.57%
Ahold Lease USA, Inc., Series A-1
7.82% due 01/02/2020		0	0
Dole Food, Inc.
8.625% due 05/01/2009		1,700,000	1,674,500
8.75% due 07/15/2013 (a)		425,000	401,625
8.875% due 03/15/2011 (a)		2,625,000	2,559,375
Nutro Products, Inc.
9.23% due 10/15/2013 (b)		540,000	556,200
10.75% due 04/15/2014		1,485,000	1,566,675

			6,758,375

The accompanying notes are an integral part of the financial statements. 230

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

High Yield Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Furniture & Fixtures - 0.66%
Norcraft Companies LP
9.00% due 11/01/2011	$2,450,000	$2,462,250
Norcraft Holdings Capital
zero coupon, Step up to 9.75% on
09/01/2008 due 09/01/2012	695,000	562,950
Sealy Mattress Company
8.25% due 06/15/2014 (a)	4,775,000	4,822,750

		7,847,950
Gas & Pipeline Utilities - 3.02%
Colorado Interstate Gas Company
6.80% due 11/15/2015	350,000	346,873
Dynegy Holdings, Inc.
7.625% due 10/15/2026	2,700,000	2,382,750
El Paso Corp.
7.75% due 01/15/2032 (a)	3,725,000	3,743,625
7.80% due 08/01/2031	6,775,000	6,791,937
7.875% due 06/15/2012 (a)	5,675,000	5,859,437
El Paso Corp., Series MTN
7.375% due 12/15/2012 (a)	225,000	226,969
El Paso Natural Gas, Series A
7.625% due 08/01/2010	25,000	25,688
Northwest Pipeline Corp.
8.125% due 03/01/2010	75,000	78,000
Transcontinental Gas Pipe Line Corp.
8.875% due 07/15/2012	2,935,000	3,254,181
Williams Companies, Inc.
7.125% due 09/01/2011	50,000	50,750
7.625% due 07/15/2019 (a)	3,050,000	3,095,750
7.875% due 09/01/2021	4,500,000	4,578,750
8.125% due 03/15/2012 (a)	125,000	131,875
8.75% due 03/15/2032	4,975,000	5,360,563

		35,927,148
Healthcare Products - 0.38%
Angiotech Pharmaceuticals, Inc.
7.75% due 04/01/2014	360,000	351,000
Leiner Health Products, Inc.
11.00% due 06/01/2012	4,400,000	4,180,000

		4,531,000
Healthcare Services - 2.01%
DaVita, Inc.
7.25% due 03/15/2015 (a)	6,375,000	6,247,500
Extendicare Health Services, Inc.
6.875% due 05/01/2014	3,200,000	3,344,000
Psychiatric Solutions, Inc.
7.75% due 07/15/2015 (a)	4,850,000	4,680,250
Vanguard Health Holding Company I LLC
zero coupon, Step up to 11.25% on
10/01/2009 due 10/01/2015 (a)	1,915,000	1,378,800
Vanguard Health Holding Company II LLC
9.00% due 10/01/2014	8,470,000	8,215,900

		23,866,450
Holdings Companies/Conglomerates - 0.14%
Ashtead Capital, Inc.
9.00% due 08/15/2016	1,647,000	1,679,940

High Yield Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Homebuilders - 0.91%
Beazer Homes USA, Inc.
6.875% due 07/15/2015	$300,000	$267,000
8.125% due 06/15/2016 (a)	3,445,000	3,289,975
8.625% due 05/15/2011	50,000	50,187
K Hovnanian Enterprises, Inc.
6.25% due 01/15/2016 (a)	1,290,000	1,119,075
8.625% due 01/15/2017 (a)	6,230,000	6,082,038

		10,808,275
Hotels & Restaurants - 1.44%
CCM Merger, Inc.
8.00% due 08/01/2013	2,505,000	2,398,538
El Pollo Loco, Inc.
11.75% due 11/15/2013	730,000	815,775
Hilton Hotels Corp.
7.625% due 12/01/2012 (a)	5,350,000	5,656,576
Park Place Entertainment Corp.
7.875% due 03/15/2010	525,000	547,312
8.125% due 05/15/2011	2,250,000	2,368,125
8.875% due 09/15/2008	2,525,000	2,648,094
9.375% due 02/15/2007	700,000	708,750
Starwood Hotels & Resorts Worldwide, Inc.
7.375% due 05/01/2007	175,000	176,531
7.875% due 05/01/2012	1,625,000	1,759,063

		17,078,764
Industrial Machinery - 0.42%
H&E Equipment Services, Inc.
8.375% due 07/15/2016	4,900,000	4,973,500
Industrials - 0.49%
Dynegy Holdings, Inc.
7.125% due 05/15/2018	6,650,000	5,868,625
Insurance - 0.45%
Crum & Forster Holdings Corp.
10.375% due 06/15/2013 (a)	5,400,000	5,373,000
International Oil - 0.03%
Newfield Exploration Company
6.625% due 09/01/2014 (a)	25,000	24,438
Pemex Project Funding Master Trust
9.125% due 10/13/2010	250,000	278,750

		303,188
Internet Content - 0.00%
PSINet, Inc.
11.00% due 08/01/2009 ^	193,291	1,933
PSINet, Inc., Series B
10.00% due 02/15/2005 ^	494,555	4,945

		6,878
Leisure Time - 6.46%
AMC Entertainment, Inc.
11.00% due 02/01/2016 (a)	7,075,000	7,685,219
Boyd Gaming Corp.
6.75% due 04/15/2014 (a)	5,900,000	5,560,750
7.75% due 12/15/2012 (a)	25,000	25,062
Caesars Entertainment, Inc.
7.00% due 04/15/2013	2,475,000	2,554,792

The accompanying notes are an integral part of the financial statements. 231

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

High Yield Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Leisure Time (continued)
Choctaw Resort Development Enterprise
7.25% due 11/15/2019	$675,000	$661,500
Herbst Gaming, Inc.
7.00% due 11/15/2014 (a)	3,750,000	3,609,375
8.125% due 06/01/2012	800,000	812,000
Inn of the Mountain Gods Resort & Casino
12.00% due 11/15/2010 (a)	4,665,000	4,711,650
Isle of Capri Casinos
7.00% due 03/01/2014	6,575,000	6,246,250
Las Vegas Sands Corp.
6.375% due 02/15/2015	4,050,000	3,766,500
MGM Mirage, Inc.
5.875% due 02/27/2014	1,100,000	1,003,750
6.625% due 07/15/2015	1,550,000	1,458,938
6.75% due 09/01/2012	4,100,000	3,987,250
7.25% due 08/01/2017	825,000	794,062
8.375% due 02/01/2011 (a)	2,800,000	2,880,500
9.75% due 06/01/2007	1,500,000	1,537,500
Mohegan Tribal Gaming Authority
6.875% due 02/15/2015	2,625,000	2,506,875
7.125% due 08/15/2014	3,300,000	3,217,500
Penn National Gaming, Inc.
6.75% due 03/01/2015	5,200,000	5,005,000
6.875% due 12/01/2011	825,000	820,875
Pinnacle Entertainment, Inc.
8.25% due 03/15/2012	2,550,000	2,562,750
8.75% due 10/01/2013 (a)	3,050,000	3,202,500
River Rock Entertainment Authority
9.75% due 11/01/2011	375,000	397,031
Seneca Gaming Corp.
7.25% due 05/01/2012	1,825,000	1,793,062
Station Casinos, Inc.
6.50% due 02/01/2014	500,000	466,250
6.625% due 03/15/2018 (a)	2,500,000	2,231,250
7.75% due 08/15/2016	2,675,000	2,758,594
Warner Music Group
7.375% due 04/15/2014	2,200,000	2,117,500
Wynn Las Vegas LLC
6.625% due 12/01/2014 (a)	2,500,000	2,387,500

		76,761,785
Manufacturing - 0.43%
Jacuzzi Brands, Inc.
9.625% due 07/01/2010	2,390,000	2,533,400
Koppers, Inc.
9.875% due 10/15/2013	2,418,000	2,617,485

		5,150,885
Medical-Hospitals - 2.09%
Genesis Healthcare Corp.
8.00% due 10/15/2013	2,400,000	2,490,000
HCA, Inc, Series MTN
7.75% due 07/15/2036	655,000	487,822
HCA, Inc.
5.50% due 12/01/2009	25,000	24,656
6.30% due 10/01/2012	150,000	125,625
6.375% due 01/15/2015	3,875,000	3,080,625

High Yield Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Medical-Hospitals (continued)
HCA, Inc. (continued)
6.50% due 02/15/2016 (a)	$2,100,000	$1,653,750
7.50% due 12/15/2023	3,050,000	2,330,929
7.69% due 06/15/2025	925,000	714,826
8.36% due 04/15/2024	150,000	120,628
8.75% due 09/01/2010 (a)	600,000	604,500
Tenet Healthcare Corp.
6.875% due 11/15/2031	2,025,000	1,533,937
7.375% due 02/01/2013 (a)	5,125,000	4,561,250
9.25% due 02/01/2015 (b)	1,200,000	1,131,000
9.875% due 07/01/2014 (a)	6,175,000	6,020,625

		24,880,173
Metal & Metal Products - 1.12%
Corporacion Nacional Del Cobre de Chile, Inc.
5.50% due 10/15/2013	575,000	566,375
Metals USA, Inc.
11.125% due 12/01/2015	6,540,000	7,210,350
Mueller Group, Inc.
10.00% due 05/01/2012	1,810,000	1,972,900
Mueller Holdings, Inc.
zero coupon, Step up to 14.75% on
04/15/2009 due 04/15/2014	1,450,000	1,276,000
Novelis, Inc.
7.25% due 02/15/2015 (a)	1,730,000	1,643,500
PNA Group, Inc.
10.75% due 09/01/2016	640,000	654,400

		13,323,525
Mining - 0.10%
Vale Overseas Ltd.
8.25% due 01/17/2034	1,021,000	1,175,682
Office Furnishings & Supplies - 0.36%
Interface, Inc.
9.50% due 02/01/2014	3,075,000	3,159,563
10.375% due 02/01/2010	1,075,000	1,170,406

		4,329,969
Paper - 0.99%
Abitibi-Consolidated, Inc.
8.55% due 08/01/2010 (a)	450,000	444,375
Appleton Papers, Inc.
8.125% due 06/15/2011	1,525,000	1,509,750
Appleton Papers, Inc., Series B
9.75% due 06/15/2014	3,465,000	3,421,687
NewPage Corp.
11.7388% due 05/01/2012 (b)	985,000	1,063,800
12.00% due 05/01/2013 (a)	1,210,000	1,249,325
P.H. Glatfelter
7.125% due 05/01/2016 (a)	940,000	926,641
Smurfit Capital Funding PLC
7.50% due 11/20/2025	750,000	682,500
Verso Paper Holdings LLC and Verso Paper, Inc.
9.125% due 08/01/2014	1,210,000	1,203,950
11.375% due 08/01/2016 (a)	1,295,000	1,282,050

		11,784,078

The accompanying notes are an integral part of the financial statements. 232

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

High Yield Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Petroleum Services - 1.28%
Belden & Blake Corp.
8.75% due 07/15/2012	$5,215,000	$5,345,375
Compagnie Generale de Geophysique SA
7.50% due 05/15/2015 (a)	1,140,000	1,134,300
Dresser-Rand Group, Inc.
7.375% due 11/01/2014	4,375,000	4,210,938
Enterprise Products Operating LP
8.375% due 08/01/2066 (b)	2,480,000	2,585,326
Grant Prideco, Inc., Series B
6.125% due 08/15/2015	1,250,000	1,187,500
Pride International, Inc.
7.375% due 07/15/2014	595,000	605,412
SESI LLC
6.875% due 06/01/2014	195,000	191,100

		15,259,951

Pharmaceuticals - 0.69%
Omnicare, Inc.
6.875% due 12/15/2015 (a)	2,900,000	2,773,125
Valeant Pharmaceuticals International
7.00% due 12/15/2011	5,825,000	5,475,500

		8,248,625

Publishing - 1.64%
CBD Media Holdings, LLC
9.25% due 07/15/2012	2,625,000	2,572,500
CBD Media, Inc.
8.625% due 06/01/2011	1,750,000	1,715,000
Dex Media East LLC
12.125% due 11/15/2012 (a)	575,000	641,125
Dex Media West LLC
8.50% due 08/15/2010	50,000	51,250
9.875% due 08/15/2013	1,700,000	1,825,375
Dex Media, Inc.
zero coupon, Step up to 9.00% on
11/15/2008 due 11/15/2013 (a)	4,975,000	4,141,687
zero coupon, Step up to 9.00% on
11/15/2008 due 11/15/2013 (a)	3,425,000	2,851,313
8.00% due 11/15/2013	25,000	24,875
Houghton Mifflin Company
zero coupon, Step up to 11.5% on
10/15/2008 due 10/15/2013	3,180,000	2,663,250
Primedia, Inc.
8.875% due 05/15/2011 (a)	3,035,000	2,943,950

		19,430,325

Railroads & Equipment - 0.41%
Grupo Transportacion Ferroviaria Mexicana,
S.A. de C.V.
9.375% due 05/01/2012 (a)	3,765,000	3,986,194
10.25% due 06/15/2007	580,000	591,600
12.50% due 06/15/2012	205,000	227,550

		4,805,344

Real Estate - 1.63%
Felcor Lodging LP, REIT
9.00% due 06/01/2011	3,925,000	4,150,687

High Yield Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Real Estate (continued)
Forest City Enterprises
7.625% due 06/01/2015	$145,000	146,087
	$
Host Marriott LP, REIT
6.375% due 03/15/2015	2,125,000	2,040,000
7.125% due 11/01/2013	5,550,000	5,605,500
9.50% due 01/15/2007	1,475,000	1,491,594
Host Marriott LP, Series Q, REIT
6.75% due 06/01/2016 (a)	3,675,000	3,564,750
Kimball Hill, Inc.
10.50% due 12/15/2012	1,885,000	1,616,388
Ventas Realty LP/ Capital Corp.
6.50% due 06/01/2016	800,000	788,000

		19,403,006
Retail - 0.35%
Brookstone Company, Inc.
12.00% due 10/15/2012	620,000	564,200
NationsRent, Inc.
9.50% due 05/01/2015 (a)	150,000	176,208
Suburban Propane Partners LP
6.875% due 12/15/2013	3,515,000	3,365,613

		4,106,021
Retail Trade - 1.04%
American Greetings Corp.
7.375% due 06/01/2016	375,000	377,344
Blockbuster, Inc.
9.00% due 09/01/2012 (a)	2,335,000	2,159,875
FTD, Inc.
7.75% due 02/15/2014	2,394,000	2,334,150
Neiman Marcus Group, Inc.
10.375% due 10/15/2015 (a)	5,625,000	6,018,750
Saks, Inc.
9.875% due 10/01/2011	1,375,000	1,488,437

		12,378,556
Sanitary Services - 0.93%
Allied Waste North America, Inc.
6.375% due 04/15/2011 (a)	1,725,000	1,673,250
7.25% due 03/15/2015 (a)	3,000,000	2,947,500
7.875% due 04/15/2013	325,000	329,062
8.50% due 12/01/2008	950,000	988,000
Allied Waste North America, Inc., Series B
7.375% due 04/15/2014 (a)	810,000	791,775
9.25% due 09/01/2012	4,025,000	4,306,750

		11,036,337
Semiconductors - 0.43%
Amkor Technology, Inc.
2.50% due 05/15/2011	2,660,000	2,257,675
MagnaChip Semiconductor SA
8.00% due 12/15/2014 (a)	4,435,000	2,838,400

		5,096,075
Software - 0.48%
UGS Capital Corp. II
10.38% due 06/01/2011 (b)	3,410,000	3,435,575

The accompanying notes are an integral part of the financial statements. 233

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

High Yield Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Software (continued)
UGS Corp.
10.00% due 06/01/2012	$2,075,000	$2,230,625

		5,666,200
Steel - 0.77%
CitiSteel USA, Inc.
12.49% due 09/01/2010 (b)	1,235,000	1,268,963
15.00% due 10/01/2010 (b)	980,000	1,048,600
International Steel Group, Inc.
6.50% due 04/15/2014	2,275,000	2,161,250
IPSCO, Inc.
8.75% due 06/01/2013	1,260,000	1,345,050
RathGibson, Inc.
11.25% due 02/15/2014	3,200,000	3,296,000

		9,119,863
Telecommunications Equipment &
Services - 4.50%
Cincinnati Bell Telephone Company
6.30% due 12/01/2028	255,000	218,025
Citizens Communications Company
9.00% due 08/15/2031 (a)	2,940,000	3,101,700
9.25% due 05/15/2011	100,000	109,375
Hawaiian Telcom Communications, Inc., Series B
12.50% due 05/01/2015 (a)	4,330,000	4,427,425
Insight Midwest LP
9.75% due 10/01/2009	1,400,000	1,424,500
10.50% due 11/01/2010	2,650,000	2,749,375
Intelsat Bermuda Ltd.
9.25% due 06/15/2016	3,835,000	3,988,400
11.25% due 06/15/2016	6,980,000	7,233,025
Intelsat Ltd.
7.625% due 04/15/2012 (a)	3,910,000	3,391,925
Lucent Technologies, Inc.
6.45% due 03/15/2029 (a)	12,975,000	11,061,187
PanAmSat Corp.
9.00% due 08/15/2014	1,425,000	1,449,938
United States West Communications, Inc.
6.875% due 09/15/2033 (a)	15,086,000	13,501,970
Wind Acquisition Finance SA
10.75% due 12/01/2015	700,000	760,375

		53,417,220
Telephone - 2.06%
Cincinnati Bell, Inc.
7.00% due 02/15/2015	4,210,000	4,104,750
8.375% due 01/15/2014 (a)	615,000	617,306
Nordic Telephone Company Holdings
8.875% due 05/01/2016	2,220,000	2,319,900
NTL Cable PLC
9.125% due 08/15/2016 (a)	2,730,000	2,825,550
Qwest Communications International, Inc.
7.25% due 02/15/2011	25,000	24,781
7.50% due 02/15/2014 (a)	1,196,000	1,185,535
Qwest Communications International, Inc., Series B
7.50% due 02/15/2014 (a)	4,333,000	4,295,086
Qwest Corp.
8.875% due 03/15/2012	2,105,000	2,278,663

High Yield Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Telephone (continued)
Telefonos de Mexico SA de CV
8.75% due 01/31/2016	MXN	9,000,000	$816,345
Windstream Corp.
8.625% due 08/01/2016		$5,685,000	6,011,888

			24,479,804
Transportation - 0.39%
Gulfmark Offshore, Inc.
7.75% due 07/15/2014 (b)		750,000	746,250
OMI Corp.
7.625% due 12/01/2013		3,850,000	3,850,000

			4,596,250

TOTAL CORPORATE BONDS (Cost $996,044,421)			$986,046,997

SHORT TERM INVESTMENTS - 24.00%
State Street Navigator Securities
Lending Prime Portfolio (c)		$285,165,979 $	285,165,979

TOTAL SHORT TERM INVESTMENTS
(Cost $285,165,979)			$285,165,979

REPURCHASE AGREEMENTS - 2.79%
Merrill Lynch Tri-Party Repurchase
Agreement dated 08/31/2006 at
5.23% to be repurchased at
$33,204,823 on 9/1/2006,
collateralized by $34,420,000 U.S.
Treasury Notes, 2.00% due
01/15/2026 (valued at
$33,955,173, including interest)		$33,200,000	$33,200,000

TOTAL REPURCHASE AGREEMENTS
(Cost $33,200,000)			$33,200,000

Total Investments (High Yield Fund)
(Cost $1,444,087,968) - 120.89%			$1,436,252,652
Liabilities in Excess of Other Assets - (20.89)%			(248,157,152)

TOTAL NET ASSETS - 100.00%			$1,188,095,500

International Equity Index Fund
		Shares or
		Principal
		Amount	Value

COMMON STOCKS - 94.67%
Argentina - 0.03%
Petrobras Energia Participaciones SA, ADR,
B Shares *		2,810	$29,421
Siderar SA, Class A Shares, ADR		603	33,645
Telecom Argentina SA, ADR, B Shares * (a)		2,416	33,220

			96,286
Australia - 4.16%
ABC Learning Centres, Ltd. (a)		7,100	35,154
Alinta, Ltd. (a)		5,481	46,080
Alumina, Ltd.		23,651	114,575
Amcor, Ltd.		19,226	98,419

The accompanying notes are an integral part of the financial statements. 234

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Australia (continued)
AMP, Ltd. (a)	38,484	$265,703
Ansell, Ltd. (a)	3,841	27,603
APN News & Media, Ltd. (a)	5,322	20,260
Aristocrat Leisure, Ltd. (a)	7,498	74,935
Australia and New Zealand Bank Group, Ltd. (a)	37,891	787,717
Australia Gas & Light Company, Ltd. (a)	9,352	143,906
Australian Stock Exchange, Ltd. (a)	3,611	90,920
Axa Asia Pacific Holdings, Ltd. (a)	17,831	89,101
Babcock & Brown, Ltd. (a)	4,314	66,152
BHP Billiton, Ltd. (a)	72,419	1,530,382
Billabong International, Ltd. (a)	3,737	42,194
Bluescope Steel, Ltd. (a)	14,575	75,500
Boral, Ltd.	12,060	62,564
Brambles Industries, Ltd. (a)	20,757	189,234
Caltex Australia, Ltd.	2,589	45,211
Centro Properties Group, Ltd.	16,936	98,972
CFS Gandel Retail Trust	28,971	41,994
CFS Retail Property Trust *	61	93
Challenger Financial Services Group, Ltd. (a)	7,777	20,825
Coca-Cola Amatil, Ltd. (a)	11,100	55,467
Cochlear, Ltd. (a)	1,084	41,597
Coles Myer, Ltd. (a)	25,099	267,881
Commonwealth Bank of Australia, Ltd. (a)	26,701	931,325
Commonwealth Property Office Fund, Ltd.	28,338	30,699
Computershare, Ltd.	9,855	58,643
CSL, Ltd. (a)	3,762	145,941
CSR, Ltd.	19,679	47,291
DB RREEF Trust	51,702	61,729
DCA Group, Ltd. (a)	7,794	15,043
Downer EDI, Ltd. (a)	6,788	29,155
Foster's Group, Ltd.	41,237	187,185
Futuris Corp., Ltd.	10,913	17,817
General Property Trust, Ltd.	41,020	143,014
Goodman Fielder, Ltd. *	23,651	38,252
Harvey Norman Holding, Ltd. (a)	10,391	27,270
Iluka Resources, Ltd. (a)	4,497	25,079
ING Industrial Fund (a)	14,827	28,845
Investa Property Group, Ltd.	31,699	57,314
James Hardie Industries, Ltd.	9,513	48,625
John Fairfax Holdings, Ltd. (a)	20,471	63,094
Leighton Holdings, Ltd. (a)	2,745	41,485
Lend Lease Corp.	7,477	89,613
Lion Nathan, Ltd.	6,742	41,045
Macquarie Airports, Ltd.	15,284	34,748
Macquarie Bank, Ltd. (a)	4,996	246,982
Macquarie Communications
Infrastructure Group, Ltd. (a)	6,747	31,040
Macquarie Goodman Group, Ltd. (a)	28,352	137,132
Macquarie Infrastructure Group, Ltd.	52,459	126,065
Macquarie Office Trust (a)	41,584	45,366
Mayne Nickless, Ltd. (a)	12,345	30,609
Mayne Pharma, Ltd. * (a)	12,243	28,674

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Australia (continued)
Mirvac Group, Ltd.	19,609	$68,366
Multiplex Group, Ltd. (a)	11,609	29,935
National Australia Bank, Ltd. (a)	33,202	919,966
Newcrest Mining, Ltd.	7,166	106,605
NRMA Insurance Group, Ltd. (a)	33,091	135,566
OneSteel, Ltd. (a)	10,874	35,340
Orica, Ltd.	6,427	110,174
Origin Energy, Ltd. (a)	17,331	88,190
Pacific Brands, Ltd. (a)	9,227	17,035
Paladin Resources, Ltd. *	9,622	38,905
PaperlinX, Ltd. (a)	8,216	21,562
Perpetual Trust of Australia, Ltd. (a)	843	46,832
Publishing & Broadcasting, Ltd.	2,590	36,278
Qantas Airways, Ltd., ADR	20,871	54,773
QBE Insurance Group, Ltd.	16,562	301,475
Rinker Group, Ltd.	18,800	197,927
Rio Tinto, Ltd. (a)	6,009	334,422
Santos, Ltd.	12,295	104,961
Sonic Healthcare, Ltd. (a)	5,460	50,360
Stockland Company, Ltd.	28,490	157,362
Suncorp-Metway, Ltd. (a)	11,334	177,258
Sydney Roads Group *	17,413	13,749
TABCORP Holdings, Ltd. (a)	11,112	128,347
Telstra Corp., Ltd. (a)	43,155	118,523
Toll Holdings, Ltd.	11,111	121,130
Transurban Group, Ltd. * (a)	16,296	86,903
UNiTAB, Ltd.	2,327	24,943
Wesfarmers, Ltd. (a)	7,810	200,138
Westfield Group (a)	30,727	428,275
Westpac Banking Corp., Ltd.	37,902	675,754
Woodside Petroleum, Ltd.	9,827	316,824
Woolworths, Ltd. (a)	24,018	379,293
WorleyParsons, Ltd.	3,104	42,814
Zinifex, Ltd.	10,616	96,377

		12,807,881
Austria - 0.42%
Andritz AG	192	30,245
BetandWin.com Interactive
Entertainment AG * (a)	440	16,351
Bohler Uddeholm AG	860	46,206
Erste Bank der Oesterreichischen
Sparkassen AG	3,778	228,118
Flughafen Wien AG (a)	200	16,193
Immoeast Immobilien Anlagen AG *	5,431	63,918
Immofinanz Immobilien Anlage AG *	9,003	104,230
Mayr-Melnhof Karton AG	80	14,020
Meinl European Land, Ltd. *	3,030	65,313
Oesterreichische Elektrizitaets AG, Class A	1,630	81,989
OMV AG	3,491	185,869
Raiffeisen International Bank Holding AG (a)	747	67,274
RHI AG *	486	16,668
Telekom Austria AG	7,407	181,170

The accompanying notes are an integral part of the financial statements. 235

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Austria (continued)
Voestalpine AG	1,664	$62,966
Wiener Staedtische Allgemeine Versicherung
AG	661	40,453
Wienerberger Baustoffindustrie AG	1,326	63,560

		1,284,543
Belgium - 1.00%
Agfa Gevaert NV (a)	2,039	47,760
Barco N.V.	216	19,038
Bekaert SA	272	26,653
Belgacom SA	3,526	124,358
Cofinimmo SA	142	24,777
Colruyt SA (a)	349	59,245
Compagnie Maritime Belge SA (a)	338	11,428
Delhaize Group (a)	1,645	125,105
Dexia	11,945	306,377
Euronav NV (a)	320	11,085
Fortis Group SA (a)	25,210	979,752
Groupe Bruxelles Lambert SA	1,595	167,211
Interbrew	3,929	203,711
KBC Bancassurance Holding NV	3,949	424,600
Mobistar SA	691	56,750
Omega Pharma SA	422	24,288
SA D'Ieteren Trading NV (a)	53	17,662
Solvay SA	1,373	166,069
Suez SA (a)	2,066	88,089
UCB SA	1,898	111,106
Union Miniere SA	512	74,340

		3,069,404
Bermuda - 0.24%
Brilliance China Automotive Holdings, Ltd. *	37,709	5,722
Central European Media Enterprises, Ltd. *	542	33,120
Cheung Kong Infrastructure Holdings, Ltd.	9,000	28,584
Cosco Pacific, Ltd.	22,855	51,194
Credicorp, Ltd., ADR	967	35,972
Esprit Holdings, Ltd.	20,500	170,549
Frontline, Ltd. (a)	1,050	42,853
Giordano International, Ltd.	28,000	15,878
Hopson Development Holdings, Ltd., GDR	12,000	26,293
Johnson Electronic Holdings, Ltd.	27,500	20,509
Kerry Properties, Ltd.	9,613	36,279
Li & Fung, Ltd.	41,600	99,173
Noble Group, Ltd. (a)	17,000	11,670
Orient Overseas International, Ltd.	4,000	16,150
SeaDrill, Ltd., GDR *	4,308	54,348
Sinochem Hong Kong Holding, Ltd., GDR	32,000	11,727
Texwinca Holdings, Ltd.	12,000	7,869
TPV Technology, Ltd.	25,211	26,907
Yue Yuen Industrial Holdings, Ltd.	9,500	27,485

		722,282
Brazil - 0.93%
All America Latina Logistica SA	700	58,855

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Brazil (continued)
Aracruz Celulose SA, ADR (a)	845	$43,881
Banco Nossa Caixa SA	732	14,710
Brasil Telecom Participacoes SA, ADR	905	27,331
Brasil Telecom Participacoes SA *	1,400,000	13,694
Centrais Eletricas Brasileiras SA, ADR, B
Shares (a)	2,071	20,841
Centrais Eletricas Brasileiras SA, ADR	3,447	37,915
Centrais Eletricas Brasileiras SA	700,000	15,303
Cia Brasileira De Distribuicao Grupo Pao de
Acucar, ADR (a)	436	12,016
Cia de Bebidas das Americas, ADR	900	35,280
Cia de Concessoes Rodoviarias, ADR	2,900	28,299
Cia de Saneamento Basico do Estado de Sao
Paulo *	310,000	34,033
Cia Energetica De Minas Gerais, ADR (a)	1,976	81,984
Cia Vale do Rio Doce	4,500	96,695
Companhia Siderurgica Nacional SA, ADR (a)	2,542	74,531
Companhia Vale Do Rio Doce, ADR	9,634	206,553
Companhia Vale Do Rio Doce, SADR	13,682	246,276
Cosan SA Industria e Comercio *	1,129	59,595
Cyrela Brazil Realty SA	2,000	35,315
Diagnosticos da America SA *	800	15,359
EDP - Energias do Brasil SA	1,100	13,925
Empresa Brasileira de Aeronautica SA *	2,300	22,551
Empresa Brasileira de Aeronautica SA, ADR	1,575	60,795
Gafisa SA *	1,380	18,050
Gerdau SA, SADR (a)	6,241	90,619
Gerdau SA	1,308	15,526
Lojas Renner SA	400	23,840
Natura Cosmeticos SA	1,700	21,775
Perdigao SA	1,500	15,765
Petroleo Brasileiro SA, ADR, Petro	5,916	476,948
Petroleo Brasileiro SA, ADR	4,276	383,386
Petroleo Brasileiro SA	6,800	150,945
Souza Cruz SA	1,200	19,647
Submarino SA *	1,035	21,176
Tele Norte Leste Participacoes SA, ADR	5,457	70,341
Tele Norte Leste Participacoes SA	1,400	35,249
Tractebel Energia SA	2,100	18,933
Unibanco - Uniao de Bancos Brasileiros SA *	5,400	38,745
Unibanco - Uniao De Bancos
Brasileiros SA, ADR *	1,717	124,225
Usinas Siderurgicas de Minas Gerais SA,
ADR * (a)	1,567	49,478
Vivo Participacoes SA, ADR * (a)	3,208	10,266
Votorantim Celulose e Papel SA, SADR (a)	1,189	19,179

		2,859,830
Canada - 6.24%
Aber Diamond Corp.	1,400	50,426
Abitibi Consolidated, Inc.	7,100	19,247
ACE Aviation Holdings, Inc. *	1,500	40,257
Agnico-Eagle Mines, Ltd.	2,400	91,042

The accompanying notes are an integral part of the financial statements. 236

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Canada (continued)
Agrium, Inc.	2,600	$60,310
Alcan Aluminum, Ltd. USD	7,700	345,879
Algoma Steel, Inc. *	800	26,639
Alimentation Couche Tard, Inc., ADR	2,800	59,079
Angiotech Pharmaceuticals, Inc. *	1,700	20,201
ARC Energy Trust, ADR	2,000	52,609
Astral Media. Inc.	1,200	41,281
ATI Technologies, Inc. *	5,700	122,020
Ballard Power Systems, Inc. *	200	1,225
Bank Nova Scotia Halifax	20,500	875,647
Bank of Montreal	10,400	628,896
Barrick Gold Corp.	17,708	592,053
BCE, Inc.	5,673	141,332
Bema Gold Corp. *	9,100	49,256
Biovail Corp.	3,200	52,107
Bombardier, Inc. *	32,100	97,462
Brookfield Asset Management, Inc.	7,450	332,562
Brookfield Properties Corp.	2,600	91,182
CAE, Inc.	4,900	41,931
Cameco Corp.	7,500	306,601
Canadian Imperial Bank of Commerce	7,000	508,119
Canadian National Railway Company	11,100	472,927
Canadian Natural Resources, Ltd.	11,100	582,057
Canadian Oil Sands Trust, ADR	4,900	149,659
Canadian Pacific Railway, Ltd.	3,400	166,828
Canadian Tire Corp., Ltd.	1,600	100,194
Canetic Resources Trust	4,000	82,158
Canfor Corp. *	1,800	18,494
Celestica, Inc. *	3,800	36,398
CGI Group, Inc. *	5,300	33,525
Cognos, Inc. *	1,700	54,534
Cott Corp. *	1,900	32,140
Domtar, Inc. *	3,900	24,845
Duvernay Oil Corp, ADR *	1,000	37,248
Eldorado Gold Corp. *	7,900	39,048
Enbridge, Inc.	7,200	236,758
EnCana Corp. - CAD	17,500	917,183
Ensign Energy Services, Inc., ADR	2,600	53,685
Fairfax Financial Holdings, Ltd.	400	48,127
Finning International, Inc.	1,700	61,032
First Calgary Petroleums, Ltd., ADR *	4,400	39,680
First Quantum Minerals, Ltd., ADR	1,300	70,600
Fortis, Inc.	2,100	47,668
Four Seasons Hotels, Inc.	500	31,541
George Weston, Ltd.	1,100	77,929
Gildan Activewear, Inc. *	1,200	60,214
Glamis Gold, Ltd. *	3,400	155,767
Goldcorp, Inc.	7,600	209,804
Great-West Lifeco, Inc.	5,500	145,471
Harvest Energy Trust	1,900	58,804
Husky Energy, Inc.	2,700	186,596
IGM Financial, Inc.	2,600	116,767

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Canada (continued)
Imperial Oil, Ltd.	7,200	$270,590
Inco, Ltd.	4,000	311,535
Intrawest Corp.	900	31,140
Ipsco, Inc.	1,000	92,025
Ivanhoe Mines, Ltd. *	4,300	26,927
Jean Coutu Group, Inc.	2,800	30,590
Kinross Gold Corp. *	7,700	107,848
Loblaw Companies, Ltd.	2,400	111,363
Magna International, Inc.	2,300	164,854
Manulife Financial Corp.	32,800	1,067,597
MDS, Inc.	2,800	56,397
Meridian Gold, Inc. *	2,100	62,033
Methanex Corp.	2,200	52,403
MI Developments, Inc.	900	30,855
National Bank of Canada	3,400	184,248
Nexen, Inc.	5,500	320,015
Niko Resources, Ltd.	800	45,716
Nortel Networks Corp. *	89,400	186,612
Nova Chemicals Corp.	1,600	50,965
Novelis, Inc.	1,500	31,284
Onex Corp.	2,300	51,210
Open Text Corp. *	800	13,027
OPTI Canada, Inc. *	3,200	58,786
Pan American Silver Corp *	1,400	32,133
Penn West Energy Trust, ADR	1,600	66,608
Penn West Energy Trust	4,980	206,778
Petro-Canada	10,600	452,103
Potash Corp. of Saskatchewan, Inc.	2,200	216,074
Power Corporation Of Canada	6,900	202,514
Power Financial Corp.	5,100	159,316
Precision Drilling Trust, ADR	1,200	43,634
PrimeWest Energy Trust	1,600	48,738
Provident Energy Trust *	3,800	49,790
QLT, Inc. *	1,600	12,232
Quebecor World, Inc.	1,600	17,812
Research In Motion, Ltd. *	3,500	288,659
Ritchie Bros. Auctioneers, Inc.	700	34,284
Rogers Communications, Inc., Class B	4,700	242,082
RONA, Inc. *	2,200	43,239
Royal Bank of Canada	26,800	1,186,160
Saputo, Inc.	900	30,701
Shaw Communications, Inc.	3,600	108,002
Shell Canada, Ltd.	4,200	136,249
Shoppers Drug Mart Corp.	4,200	176,972
SNC-Lavalin Group, Inc.	3,000	82,655
Sun Life Financial, Inc.	12,000	493,598
Suncor Energy, Inc.	9,500	735,260
Talisman Energy, Inc.	23,200	406,705
Teck Cominco, Ltd.	4,200	279,330
Telus Corp. - Non Voting Shares	3,600	171,371
Telus Corp.	1,200	58,826
Thomson Corp.	4,700	188,994
The accompanying notes are an integral part of the financial statements. 237

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Canada (continued)
TransAlta Corp.	4,200	$92,148
Trans-Canada Corp.	10,200	331,259
Trican Well Service, Ltd.	2,300	46,825
TSX Group, Inc.	1,300	58,266
UTS Energy Corp., ADR *	8,500	36,484
Western Oil Sands, Inc. *	2,900	77,305
Yamana Gold, Inc. *	5,100	52,168

		19,218,338
Cayman Islands - 0.09%
Agile Property Holdings, Ltd.	21,211	15,328
ASM Pacific Technology, Ltd.	3,500	18,137
China Resources Land, Ltd.	21,211	12,819
Foxconn International Holdings, Ltd. *	45,000	119,488
Hutchison Telecommunications
International, Ltd. *	29,000	51,310
Kingboard Chemical Holdings, Ltd.	12,000	38,730
Xinao Gas Holdings, Ltd., GDR	12,000	11,418

		267,230
Chile - 0.23%
Banco Santander Chile SA, ADR (a)	2,667	116,175
Cia Cervecerias Unidas SA, ADR	457	11,361
Compania de Telecomunicaciones de Chile
SA, ADR (a)	7,734	56,768
Distribucion y Servicio D&S SA, ADR (a)	966	15,340
Embotelladora Andina SA, ADR, Series A	915	11,941
Embotelladora Andina SA, ADR, Series B	1,006	14,627
Empresa Nacional de Electricidad SA, ADR	6,419	183,776
Enersis SA, ADR	15,435	190,777
Sociedad Quimica y Minera de
Chile SA, ADR, B Shares (a)	717	78,870
Vina Concha Y Toro SA, ADR (a)	911	26,191

		705,826
China - 0.72%
Air China, Ltd., Class H	52,066	18,612
Aluminum Corp. of China, Ltd.	66,780	47,743
Angang New Steel Company, Ltd. Class H	20,141	16,523
Bank of China, Ltd., H Shares *	467,500	203,184
Bank of Communications Company, Ltd.,
Class H	121,879	76,949
Beijing Capital International Airport Company,
Ltd., Class H	25,211	16,468
Beijing Datang Power Generation
Company , Ltd., Class H	31,568	21,108
BYD Company, Ltd., H Shares *	2,446	5,536
Chaoda Modern Agriculture Holdings, Ltd.	31,925	16,092
China Construction Bank	519,118	224,950
China Life Insurance Company, Ltd.	148,376	263,289
China Mengniu Dairy Company, Ltd.	19,498	24,971
China Overseas Land & Investment, Ltd.	68,921	47,679
China Petroleum & Chemical Corp., Class H	352,030	209,128
China Shipping Container Lines Company, Ltd.	38,888	8,751

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
China (continued)
China Shipping Development Company, Ltd.,
Class H	29,568	$26,310
China Telecom Corp., Ltd.	294,396	98,801
China Travel International Investment Hong
Kong, Ltd.	57,709	14,099
COSCO Holdings	29,460	13,334
Dongfeng Motor Group Company, Ltd. *	52,780	19,342
Guangdong Investment, Ltd.	52,780	20,360
Guangshen Railway Company, Ltd., Class H	33,211	13,537
Guangzhou R&F Properties Company, Ltd.	3,400	17,050
Huadian Power International Corp., Ltd.,
Class H	21,211	5,264
Huaneng Power International, Inc., Class H	64,564	42,921
Hunan Non-Ferrous Metal Corp., Ltd *	26,000	9,428
Jiangsu Expressway, Ltd.	22,855	13,342
Jiangxi Copper Company, Ltd., Class H	29,925	28,398
Lenovo Group, Ltd.	74,564	31,160
Maanshan Iron & Steel Company, Ltd., Class
H	31,925	9,934
PetroChina Company, Ltd., Class H	397,739	448,527
PICC Property & Casualty Company, Ltd.,
Class H	44,780	15,316
Qingling Motors Co.	855	119
Shanghai Electric Group Company, Ltd.	63,136	20,702
Shanghai Forte Land Company	15,211	4,909
Shenzhen Expressway Company, Ltd.	12,141	6,276
Sinopec Shanghai Petrochemical
Company, Ltd., H Shares	50,066	23,562
Sinopec Yizheng Chemical Fibre
Company, Ltd. *	21,925	4,370
Sinotrans, Ltd., Class H	35,390	11,195
Solomon Systech International, Ltd.	34,000	7,214
Tsingtao Brewery Company, Ltd., Series H	5,070	6,063
Weichai Power Company, Ltd.	2,357	5,783
Yanzhou Coal Mining Company, Ltd., Class H	43,210	30,503
Zhejiang Expressway Company, Ltd., Class H	32,282	20,755
Zijin Mining Group, Ltd.	70,149	33,194
ZTE Corp., Class H	2,557	8,746

		2,211,497
Colombia - 0.03%
BanColombia SA, ADR (a)	3,207	93,324
Czech Republic - 0.10%
Cesky Telecom AS *	2,268	49,790
CEZ AS	4,171	155,474
Komercni Banka AS	306	45,431
Philip Morris CR AS	14	5,887
Unipetrol AS *	1,460	13,495
Zentiva NV	460	24,444

		294,521
Denmark - 0.58%
A P Moller- Maersk A/S, Series B (a)	23	191,292
AS Det Ostasiatiske Kompagni	375	16,029

The accompanying notes are an integral part of the financial statements. 238

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Denmark (continued)
Bang & Olufsen AS - B Series (a)	225	$23,035
Carlsberg AS, B Shares	700	54,318
Codan AS	300	21,607
Coloplast AS (a)	507	38,429
Dampskibsselskabet Torm AS (a)	300	15,665
Danisco AS (a)	1,000	74,253
Danske Bank AS	8,600	330,350
DSV AS	400	64,753
FLS Industries AS, B Shares	900	38,893
GN Store Nord AS (a)	4,500	66,172
H. Lundbeck AS (a)	1,100	25,324
Jyske Bank *	1,246	71,793
NKT Holdings AS	400	26,237
Novo Nordisk AS, Class B	200	14,765
Novo Nordisk AS	4,800	354,357
Novozymes AS, B Shares (a)	1,050	73,735
Sydbank AS	1,320	49,347
Topdanmark AS *	400	57,276
TrygVesta AS (a)	544	33,397
Vestas Wind Systems AS *	3,800	106,218
William Demant Holdings AS * (a)	500	36,912

		1,784,157
Finland - 1.18%
Amer Sports Oyj	1,550	34,402
Cargotec Corp. Oyj, B Shares	736	31,871
Elisa Oyj, A Shares	3,300	66,827
Fortum Corp. Oyj	9,400	252,524
KCI Konecranes Oyj	1,150	22,803
Kesko Oyj	1,400	59,173
Kone Corp. Oyj	1,592	72,135
Metra Oyj, B Shares	1,300	53,649
Metso Oyj	2,700	100,303
Neste Oil OYJ	2,676	84,213
Nokia AB Oyj	87,900	1,838,493
Nokian Renkaat Oyj (a)	2,100	36,723
OKO Bank - A	2,000	32,442
Oriola-KD OYJ *	1,700	4,089
Orion Oyj * (a)	1,700	30,946
Outokumpu Oyj	2,200	55,865
Rautaruukki Oyj	1,800	52,500
Sampo Oyj, A Shares	9,100	188,005
SanomaWSOY Oyj (a)	1,320	32,725
Stora Enso Oyj, R Shares	12,900	195,718
TietoEnator Oyj (a)	1,660	47,695
UPM-Kymmene Oyj	11,100	262,694
Uponor Oyj	1,200	32,606
YIT Oyj	2,596	56,290

		3,644,691
France - 7.50%
Accor SA (a)	4,169	266,393
Air France KLM	2,241	61,063

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
France (continued)
Alcatel SA * (a)	28,635	$358,621
Alstom RGPT * (a)	2,207	207,795
Arkema * (a)	1,122	43,677
Atos Origin SA *	1,390	72,887
AXA Group	34,471	1,278,814
BNP Paribas SA (a)	17,233	1,828,659
Bouygues SA (a)	4,249	223,400
Business Objects SA *	2,146	59,819
Cap Gemini SA (a)	2,571	140,636
Carrefour SA (a)	12,385	763,024
Casino Guich-Perrachon SA (a)	953	81,620
CNP Assurances SA (a)	907	93,577
Compagnie De Saint Gobain SA (a)	6,543	485,049
Compagnie Generale des Etablissements
Michelin, Class B	2,871	194,655
Credit Agricole S.A. (a)	12,609	511,484
Dassault Systemes SA	1,091	60,320
Essilor International SA (a)	2,084	215,409
European Aeronautic Defence &
Space Company (a)	6,902	207,844
France Telecom SA	35,454	751,525
Gaz de France (a)	3,979	147,818
Gecina SA	184	23,962
Groupe Danone SA	4,926	676,790
Hermes International SA (a)	1,314	111,278
Imerys SA	610	46,352
Klepierre SA	445	62,448
Lafarge SA (a)	3,114	400,350
Lagardere S.C.A. (a)	2,472	180,884
L'Air Liquide SA (a)	2,502	527,153
L'Oreal SA (a)	5,944	621,236
LVMH Moet Hennessy SA	5,154	529,768
M6-Metropole Television (a)	1,462	45,653
Neopost SA	613	71,556
PagesJaunes Groupe SA	2,409	69,000
Pernod-Ricard SA (a)	1,532	333,756
Peugeot SA (a)	3,126	176,233
Pinault-Printemps-Redoute SA (a)	1,331	183,549
Publicis Groupe SA (a)	2,807	110,670
Renault Regie Nationale SA (a)	3,903	453,856
Safran SA (a)	3,386	73,766
Sanofi-Aventis	21,037	1,885,156
Schneider Electric SA (a)	4,760	506,928
SCOR (a)	16,126	38,577
Societe BIC SA	609	37,816
Societe Des Autoroutes Paris-Rhin-Rhone	436	31,764
Societe Generale	7,177	1,156,828
Societe Television Francaise 1 (a)	2,191	69,987
Sodexho Alliance (a)	1,829	97,357
STMicroelectronics NV (a)	14,132	232,307
Suez SA Strip VVPR *	1,452	19
Suez SA (a)	19,246	821,830

The accompanying notes are an integral part of the financial statements. 239

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
France (continued)
Technip SA (a)	2,146	$123,647
Thales SA (a)	1,884	81,751
Thomson SA * (a)	5,367	85,753
Total SA (a)	45,794	3,087,270
Unibail	916	178,581
Valeo SA (a)	1,584	57,872
Vallourec SA (a)	780	174,618
Veolia Environnement SA	5,958	333,452
Vinci SA (a)	4,406	476,274
Vivendi Universal SA	23,849	819,162
Zodiac SA	739	44,839

		23,094,137
Germany - 5.31%
Adidas-Salomon AG (a)	4,168	198,347
Allianz AG	8,498	1,439,003
Altana AG	1,539	90,760
BASF AG	10,729	882,934
Bayer AG	15,166	750,241
Beiersdorf AG (a)	990	54,711
Bilfinger Berger AG	835	45,718
Celesio AG	1,790	90,678
Commerzbank AG	13,261	463,121
Continental AG	2,792	298,234
DaimlerChrysler AG	19,058	1,004,454
Deutsche Bank AG	10,764	1,227,582
Deutsche Boerse AG (a)	2,135	323,565
Deutsche Lufthansa AG	5,009	99,064
Deutsche Post AG, GDR	1,460	36,799
Deutsche Post AG	13,149	332,885
Deutsche Postbank AG	1,171	91,258
Deutsche Telekom AG	59,323	864,375
Douglas Holding AG	661	29,460
E.ON AG	13,039	1,654,003
Fresenius Medical Care AG	1,277	168,228
Heidelberger Druckmaschinen AG	1,353	54,210
Hochtief AG	949	53,938
Hypo Real Estate Holding AG	2,772	171,630
Infineon Technologies AG *	15,740	184,642
IVG Immobilien AG	1,868	60,410
KarstadtQuelle AG * (a)	1,238	27,398
Linde AG	2,214	195,114
MAN AG	2,608	199,210
Merck & Company AG	1,067	105,771
Metro AG	3,134	183,941
MLP AG (a)	1,068	18,308
Muenchener Rueckversicherungs-
Gesellschaft AG	4,144	623,317
Premiere AG * (a)	1,468	18,441
ProSieben Sat.1 Media AG	1,600	42,901
Puma AG	240	83,120
Qiagen AG * (a)	2,757	39,431
Rheinmetall AG	788	52,822

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Germany (continued)
RWE AG	9,426	$862,644
Salzgitter AG	883	78,991
SAP AG	4,688	894,111
Siemens AG	17,719	1,500,104
Solarworld AG (a)	804	47,507
Suedzucker AG	1,309	32,570
Thyssen Krupp AG	7,693	261,581
Tui AG (a)	4,369	85,177
Volkswagen AG (a)	3,489	278,287
Wincor Nixdorf AG	312	43,401

		16,344,397
Greece - 0.50%
Alpha Bank SA	8,194	217,610
Athens Stock Exchange SA (ASE) *	930	14,990
Bank of Piraeus SA	4,556	119,013
Coca Cola Hellenic Bottling Company SA	2,200	72,329
Cosmote Mobile Communications SA	2,130	49,537
EFG Eurobank Ergas SA	4,874	147,148
Folli-Follie SA	340	9,090
Germanos SA	1,160	27,779
Greek Organization of Football Prognostics	4,730	167,972
Hellenic Petroleum SA	2,190	28,520
Hellenic Technodomiki Tev SA	2,430	25,863
Hellenic Telecommunications Organization SA *	6,750	155,429
Intracom SA *	1,750	10,835
Motor Oil Hellas Corinth Refineries SA	910	24,074
National Bank Of Greece SA	8,097	335,602
Public Power Corp.	2,140	51,084
Techniki Olympiaki SA	1,630	6,506
Titan Cement Company SA	1,180	58,569
Viohalco SA	2,250	23,890

		1,545,840
Hong Kong - 1.61%
Anhui Conch Cement Company, Ltd., Series H	9,070	17,051
Bank of East Asia, Ltd.	30,600	136,141
Beijing Enterprises Holdings, Ltd.	4,714	7,601
BOC Hong Kong Holdings, Ltd.	79,000	173,299
Cathay Pacific Airways, Ltd.	21,000	39,208
Cheung Kong Holdings, Ltd.	32,000	353,661
China Eastern Airlines Corp., Ltd. *	24,639	3,327
China Everbright, Ltd. *	11,784	7,470
China Merchants Holdings
International Company, Ltd.	21,157	61,483
China Mobile, Ltd.	103,970	699,198
China Pharmaceutical Group, Ltd. *	498	64
China Resource Power Holdings, Ltd.	25,211	22,303
China Resources Enterprises, Ltd.	22,855	52,193
China Southern Airlines Company, Ltd. *	18,855	4,170
Citic Pacific, Ltd.	23,033	73,598
CLP Holdings, Ltd.	38,500	243,566
CNOOC, Ltd.	318,720	278,272

The accompanying notes are an integral part of the financial statements. 240

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Hong Kong (continued)
COFCO International, Ltd.	9,784	$6,580
Denway Motors, Ltd.	105,559	33,662
FU JI Food & Catering Services Holdings, Ltd.	4,000	6,285
Global Bio-Chem Technology Group Company	22,855	7,612
Gome Electrical Appliances Holdings, Ltd.	15,427	11,882
Guangzhou Investment Company, Ltd.	75,493	14,076
Hang Lung Properties, Ltd.	40,000	85,586
Hang Seng Bank, Ltd.	16,300	206,450
Henderson Land Development Company, Ltd.	16,000	90,421
Hong Kong & China Gas Company, Ltd.	76,000	176,882
Hong Kong Electric Holdings, Ltd.	29,500	141,109
Hong Kong Exchange & Clearing, Ltd.	22,000	149,930
Hopewell Holdings, Ltd.	13,000	37,110
Hutchison Whampoa, Ltd.	45,000	408,804
Hysan Development Company, Ltd.	13,195	35,800
Li Ning Company, Ltd.	12,249	13,404
Link, REIT *	45,554	94,658
Melco International Development	16,000	38,555
MTR Corp.	29,799	76,251
New World Development Company, Ltd.	54,999	98,727
Nine Dragons Paper Holdings, Ltd. *	21,600	19,803
PCCW, Ltd.	75,000	46,869
Ping An Insurance Group Company of China,
Ltd.	21,855	71,520
Semiconductor Manufacturing
International Corp. *	256,912	32,374
Shanghai Industrial Holdings, Ltd.	10,070	19,656
Shangri-La Asia, Ltd.	26,000	51,485
Shenzhen Investment, Ltd.	17,568	6,235
Shun Tak Holdings, Ltd.	20,000	24,277
Sino Land Company, Ltd.	28,415	47,937
Sun Hung Kai Properties, Ltd.	29,000	316,217
Swire Pacific, Ltd., Class A	20,000	219,623
TCL Multimedia Technology Holdings, Ltd. *	21,925	1,663
Techtronic Industries Company, Ltd.	21,500	31,682
Television Broadcasting Company, Ltd.	6,000	34,062
Travelsky Technology, Ltd.	4,714	5,510
Weiqiao Textile Company, Ltd.	8,249	9,154
Wharf Holdings, Ltd.	26,000	87,927
Wing Hang Bank, Ltd.	3,500	33,529

		4,965,912
Hungary - 0.13%
BorsodChem Rt.	928	12,218
Gedeon Richter Rt.	284	60,484
Magyar Telekom Rt. *	9,529	38,827
MOL Magyar Olaj - es Gazipari Rt.	1,439	145,589
OTP Bank Rt.	5,117	147,747

		404,865
India - 0.84%
Bajaj Auto, Ltd., ADR	987	57,542
Dr Reddy's Laboratories, Ltd., ADR (a)	2,251	69,353

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
India (continued)
Grasim Industries, Ltd., ADR	1,533	$73,967
Hindalco Industries, Ltd., ADR	2,729	9,961
ICICI Bank, Ltd., SADR	11,779	314,382
Infosys Technologies, Ltd., ADR (a)	15,600	699,660
Larsen & Toubro, Ltd., ADR	558	28,823
Mahindra & Mahindra, Ltd., ADR	800	11,320
Ranbaxy Laboratories, Ltd., ADR	6,577	57,549
Reliance Industries, Ltd., GDR	15,116	723,301
Satyam Computer Services, Ltd., ADR (a)	5,572	212,683
State Bank of India, Ltd., ADR (a)	1,019	49,931
Tata Motors, Ltd., ADR (a)	7,719	142,416
Videsh Sanchar Nigam, Ltd., ADR (a)	1,097	19,603
Wipro, Ltd., ADR (a)	8,936	113,308

		2,583,799
Indonesia - 0.21%
Aneka Tambang Tbk PT	14,000	8,292
Astra Agro Lestari Tbk PT	8,500	8,577
Astra International Tbk PT	42,000	51,135
Bank Central Asia Tbk PT	126,500	63,132
Bank Danamon Indonesia Tbk PT	35,500	19,080
Bank Internasional Indonesia Tbk PT	402,500	8,168
Bank Mandiri Tbk PT	125,500	28,908
Bank Pan Indonesia Tbk PT *	128,750	6,496
Bank Rakyat Indonesia Tbk PT	112,000	53,439
Berlian Laju Tanker Tbk PT	48,500	10,586
Bumi Resources Tbk PT	343,500	28,258
Energi Mega Persada Tbk PT *	91,500	5,520
Gudang Garam Tbk PT	12,000	13,294
Indocement Tunggal Prakarsa Tbk PT	19,500	9,785
Indofood Sukses Makmur Tbk PT	90,000	11,747
International Nickel Indonesia Tbk PT	4,000	9,652
Kalbe Farma Tbk PT *	96,000	11,793
Perusahaan Gas Negara Tbk PT	37,500	52,032
PT Indonesian Satellite Corp.	50,500	24,372
PT Telekomunikiasi Indonesia, ADR	4,500	157,455
Ramayana Lestari Sentosa Tbk PT	53,000	4,534
Semen Gresik Persero Tbk PT	3,000	8,342
Telekomunikasi Indonesia Tbk PT	23,500	20,363
Unilever Indonesia Tbk PT	32,000	15,707
United Tractors Tbk PT	27,000	17,029

		647,696
Ireland - 0.71%
Allied Irish Banks PLC - Dublin	18,778	490,044
Bank of Ireland	20,898	395,660
Blackrock International Land PLC *	5,978	2,982
C&C Group PLC	6,770	75,524
CRH PLC	11,485	397,718
DCC PLC	1,627	40,794
Depfa Bank PLC	7,425	137,917
Elan Corp. - Dublin *	9,186	152,765
Fyffes PLC - Dublin	5,978	12,542

The accompanying notes are an integral part of the financial statements. 241

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Ireland (continued)
Grafton Group PLC *	4,878	$66,645
Greencore Group PLC - Dublin	2,954	15,456
Iaws Group PLC, ADR	2,146	43,348
Independent News & Media PLC	11,543	36,916
Irish Life & Permanent PLC - Dublin	5,853	150,498
Kerry Group PLC	2,634	58,630
Kingspan Group PLC - Dublin	2,757	49,306
Paddy Power PLC	795	14,492
Ryanair Holdings PLC, SADR * (a)	608	33,361

		2,174,598
Israel - 0.35%
Africa-Israel Investments, Ltd.	239	12,853
Aladdin Knowledge Systems, ADR * (a)	1,030	16,377
Alvarion, Ltd., ADR * (a)	1,224	8,617
Audio Codes, Ltd., ADR * (a)	664	6,600
Bank Hapoalim, Ltd.	19,985	87,858
Bank Leumi Le-Israel	17,834	63,546
Bezek Israeli Telecommunications Corp., Ltd.	21,059	25,407
Check Point Software Technologies, Ltd., ADR *	3,884	72,204
Clal Industries & Investments, Ltd.	277	1,401
Clal Insurance Enterprise Holdings, Ltd.	69	1,252
Discount Investment Corp.	110	2,418
ECI Telecom, Ltd., ADR *	1,069	7,643
Ectel, Ltd., ADR *	70	295
Elbit Systems, Ltd.	417	11,976
Given Imaging Corp., ADR * (a)	288	5,550
Harel Insurance Investments, Ltd.	33	1,344
ICL Israel Chemicals, Ltd.	10,207	48,726
IDB Development Corp., Ltd.	409	10,698
Israel Corporation, Ltd.	46	18,338
Israel Discount Bank, Ltd. *	8,946	14,593
Koor Industries, Ltd. *	61	3,073
Lipman Electronic Engineering, Ltd., ADR *	391	9,810
Makhteshim-Agam Industries, Ltd.	6,312	32,256
Migdal Insurance Holdings, Ltd.	919	1,012
M-Systems Flash Disk Pioneers, Ltd., ADR * (a)	697	30,933
Nice Systems, Ltd. *	976	24,480
Orbotech, Ltd. *	634	15,222
Partner Communications, Ltd.	1,398	13,021
RADWARE, Ltd. ADR *	1,054	13,944
Retalix, Ltd. *	65	1,184
Strauss-Elite, Ltd.	156	1,502
Super-Sol, Ltd. *	430	1,291
Syneron Medical, Ltd., ADR * (a)	327	7,750
Tadiran Communications Industries, Ltd.	35	1,097
Teva Pharmaceutical Industries, Ltd.	14,486	503,232
United Mizrahi Bank, Ltd.	2,438	13,586

		1,091,089
Italy - 3.03%
Alleanza Assicuraz SpA (a)	9,015	109,039
Assicurazioni Generali SpA	19,985	751,890

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Italy (continued)
Autogrill SpA (a)	2,441	$36,941
Autostrade SpA (a)	5,934	167,763
Banca Fideuram SpA (a)	6,100	39,095
Banca Intesa SpA - Non convertible	18,949	120,536
Banca Intesa SpA (a)	81,335	544,170
Banca Monte dei Paschi Siena SpA (a)	23,866	144,944
Banca Popolare di Milano SpA (a)	8,829	122,884
Banche Popolari Unite SpA	7,410	208,828
Banco Popolare Di Verona e Novara SpA	7,741	229,742
Benetton Group SpA	1,203	17,975
Bulgari SpA (a)	3,076	38,504
Capitalia SpA	35,221	306,834
Enel SpA	90,023	802,679
Eni SpA	54,441	1,664,483
Fiat SpA * (a)	11,272	161,212
Finmeccanica SpA	6,422	141,961
Fondiaria-Sai SpA (a)	1,471	62,174
Gruppo Editoriale L'Espresso SpA (a)	3,249	17,259
Italcementi SpA (a)	1,507	37,130
Lottomatica SpA (a)	1,178	45,510
Luxottica Group SpA (a)	3,020	87,350
Mediaset SpA	16,547	190,933
Mediobanca SpA (a)	10,073	219,318
Mediolanum SpA (a)	5,322	38,262
Mondadori (Arnoldo) Editore SpA (a)	2,181	21,079
Pirelli & Company SpA	58,148	50,619
San Paolo-IMI SpA (a)	23,157	484,642
Seat Pagine Gialle SpA (a)	83,914	39,128
Snam Rete Gas SpA (a)	21,368	99,909
T.E.R.N.A SpA	23,850	67,809
Telecom Italia SpA	223,414	617,333
Telecom Italia SpA-RNC	125,409	308,025
Tiscali SpA * (a)	4,438	12,973
UniCredito Italiano SpA	163,338	1,299,670

		9,308,603
Japan - 18.83%
Access Company, Ltd. * (a)	5	33,531
Acom Company, Ltd. (a)	1,400	62,630
Aderans Company, Ltd. (a)	900	23,314
Advantest Corp. (a)	1,700	161,808
AEON Company, Ltd. (a)	12,000	302,160
AEON Credit Service Company, Ltd.	1,600	38,311
Aiful Corp. (a)	1,700	68,084
Aisin Seiki Company	4,000	121,341
Ajinomoto Company, Inc.	13,000	141,017
Alfresa Holdings Corp. (a)	500	33,659
All Nippon Airways Company, Ltd.	12,000	46,935
Alps Electric Company (a)	3,400	38,156
Amada Company, Ltd.	7,000	73,129
Amano Corp. (a)	1,600	22,278
Aoyama Trading Company, Ltd.	1,100	35,806

The accompanying notes are an integral part of the financial statements. 242

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Arrk Corp. *	1,400	$16,880
Asahi Breweries, Ltd.	7,600	111,518
Asahi Glass Company, Ltd.	19,000	249,329
Asahi Kasei Corp. (a)	26,000	171,923
ASATSU-DK, Inc.	600	19,377
Asics Corp.	4,000	50,002
Astellas Pharmaceuticals, Inc.	11,000	446,168
Autobacs Seven Company, Ltd. (a)	600	24,797
Bank of Fukuoka, Ltd. (a)	11,000	84,641
Bank of Kyoto, Ltd.	5,000	52,022
Benesse Corp.	1,300	48,409
Bridgestone Corp.	12,600	268,416
Canon Sales Company, Inc.	1,800	42,717
Canon, Inc.	22,050	1,097,286
Casio Computer Company, Ltd. (a)	5,100	97,998
Central Glass Company, Ltd. (a)	5,000	27,864
Central Japan Railway Company, Ltd. (a)	33	357,122
Chiba Bank, Ltd.	16,000	149,018
Chiyoda Corp. (a)	3,000	65,826
Chubu Electric Power Company, Inc. (a)	12,900	349,555
Chugai Pharmaceutical Company, Ltd.	6,100	135,146
Circle K Sunkus Company, Ltd. (a)	700	14,166
Citizen Watch Company, Ltd. (a)	7,100	58,685
Coca-Cola West Japan Company, Ltd.	1,100	21,418
COMSYS Holdings Corp.	3,000	35,124
Credit Saison Company, Ltd.	3,300	148,754
CSK Corp.	1,300	55,831
Dai Nippon Printing Company, Ltd. (a)	13,000	193,635
Daicel Chemical Industries, Ltd.	5,000	37,919
Daido Steel Company, Ltd.	7,000	53,803
Daifuku Co Ltd	2,000	25,171
Daiichi Sankyo Company, Ltd. (a)	15,500	427,932
Daikin Industries, Ltd. (a)	5,100	156,014
Daimaru, Inc. (a)	4,000	49,389
Dainippon Ink & Chemicals, Inc. (a)	12,000	44,685
Dainippon Screen Manufacturing Company,
Ltd. (a)	5,000	42,052
Daito Trust Construction Company, Ltd.	1,700	88,364
Daiwa House Industry Company, Ltd.	10,000	162,924
Daiwa Securities Group, Inc. (a)	26,000	309,948
Denki Kagaku Kogyo Kabushiki Kaisha (a)	8,000	30,676
Denso Corp.	10,900	379,882
Dentsu, Inc. (a)	40	116,229
Dowa Mining Company, Ltd. (a)	5,000	45,588
E-Access, Ltd. (a)	37	22,101
East Japan Railway Company	71	524,537
Ebara Corp. (a)	6,000	24,081
EDION Corp. * (a)	1,800	32,057
Eisai Company, Ltd.	5,400	257,220
Electric Power Development Company, Ltd. (a)	3,500	130,629
Elpida Memory, Inc. *	1,400	61,915
Familymart Company, Ltd. (a)	1,300	36,777

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Fanuc, Ltd.	3,800	$301,461
Fast Retailing Company, Ltd. (a)	1,100	102,637
Fuji Electric Holdings (a)	11,000	55,865
Fuji Photo Film Company, Ltd.	10,200	373,738
Fuji Software ABC, Inc. (a)	900	26,535
Fuji Television Network, Inc.	11	24,652
Fujikura, Ltd. (a)	8,000	94,551
Fujitsu, Ltd. (a)	38,000	304,699
Furukawa Electric Company, Ltd.	13,000	90,060
Glory, Ltd. (a)	1,100	20,434
Goodwill Group, Inc.	17	12,052
Gunma Bank	7,000	53,803
Gunze, Ltd.	4,000	23,518
Hakuhodo DY Holdings, Inc.	430	28,800
Hankyu Department Stores	2,000	15,918
Hanshin Electric Railway Company, Ltd. * (a)	3,000	23,288
Haseko Corp. * (a)	17,000	60,841
Hikari Tsushin, Inc. (a)	500	27,609
Hino Motors, Ltd.	6,000	32,312
Hirose Electric Company, Ltd. (a)	600	77,815
Hitachi Cable, Ltd. (a)	5,000	23,987
Hitachi Capital Corp.	900	17,179
Hitachi Chemical, Ltd.	2,100	50,820
Hitachi Construction Machinery Company, Ltd.	1,800	39,726
(a)
Hitachi High-Technologies Corp *	1,400	36,982
Hitachi, Ltd. (a)	69,000	438,030
Hokkaido Electric Power Company, Inc.	4,000	98,845
Hokugin Financial Group, Inc. (a)	26,000	102,356
Honda Motor Company, Ltd.	32,200	1,094,781
House Food Corp. (a)	1,500	24,464
Hoya Corp. (a)	8,800	320,191
Ibiden Company, Ltd.	2,700	138,273
Index Corp. (a)	26	20,272
Inpex Holdings Inc. *	17	147,818
Isetan Company, Ltd. (a)	4,200	70,862
Ishikawajima-Harima Heavy Industries
Company, Ltd.	22,000	64,113
ITO EN, Ltd.	1,200	39,981
Itochu Corp.	31,000	260,193
Itochu Techno-Science Corp. (a)	500	24,157
JAFCO Company, Ltd. (a)	600	30,983
Japan Airlines System Corp.	13,000	24,703
Japan Prime Realty Investment Corp.	8	23,723
Japan Real Estate Investment Corp. (a)	6	51,638
Japan Retail Fund (a)	5	36,087
Japan Tobacco, Inc.	92	350,424
JFE Holdings, Inc. (a)	11,800	480,627
JGC Corp.	4,000	71,919
Joyo Bank, Ltd.	13,000	78,650
JS Group Corporation	5,400	113,425
JSR Corp. (a)	3,500	83,358

The accompanying notes are an integral part of the financial statements. 243

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Kajima Corp. (a)	18,000	$83,439
Kaken Pharmaceutical Company, Ltd.	2,000	14,639
Kamigumi Company, Ltd.	5,000	40,049
Kaneka Corp.	6,000	54,604
Kansai Electric Power Company, Ltd. (a)	15,700	376,597
Kansai Paint Company, Ltd.	4,000	31,460
Kao Corp.	10,000	266,712
Katokichi Company, Ltd. (a)	3,500	30,092
Kawasaki Heavy Industries, Ltd. (a)	28,000	88,518
Kawasaki Kisen Kaisha, Ltd. (a)	11,000	71,518
KDDI Corp.	51	336,799
Keihin Electric Express Railway
Company, Ltd. (a)	8,000	55,081
Keio Electric Railway Company, Ltd. (a)	11,000	71,612
Keisei Electric Railway Company, Ltd. (a)	4,000	24,268
Keyence Corp. (a)	800	184,670
Kikkoman Corp. (a)	3,000	36,556
Kinden Corp. (a)	2,000	16,173
Kintetsu Corp. (a)	35,000	113,033
Kirin Brewery Company, Ltd.	17,000	236,266
KK DaVinci Advisors * (a)	26	23,484
Kobe Steel Company, Ltd.	59,000	188,531
Kokuyo Company, Ltd. (a)	1,700	26,683
Komatsu, Ltd.	19,000	347,280
Komori Corp.	1,000	20,493
Konami Corp. (a)	1,700	43,313
Konica Minolta Holdings, Inc.	10,500	137,340
Kose Corp. (a)	600	18,968
Koyo Seiko Company, Ltd.	3,900	77,764
Kubota Corp. (a)	24,000	197,554
Kuraray Company, Ltd. (a)	7,500	85,893
Kurita Water Industries, Ltd. (a)	2,200	39,087
Kyocera Corp.	3,300	285,135
KYOWA HAKKO KOGYO COMPANY, LTD.	6,000	43,969
Kyushu Electric Power (a)	7,800	186,102
Lawson, Inc. (a)	1,200	41,924
LeoPalace21 Corp. (a)	2,800	99,254
Mabuchi Motor Company, Ltd. (a)	600	38,192
Makita Corp.	2,200	64,676
Marubeni Corp.	30,000	160,283
Marui Company, Ltd. (a)	6,100	90,859
Matsui Securities Company, Ltd. (a)	2,000	17,775
Matsumotokiyoshi Company, Ltd. (a)	800	19,428
Matsushita Electric Industrial Company, Ltd.	41,000	876,912
Matsushita Electric Works, Ltd.	7,000	74,679
Mediceo Holdings Company, Ltd.	3,800	70,751
Meiji Dairies Corp.	5,000	31,400
Meiji Seika Kaisha, Ltd. (a)	5,000	25,180
Meitec Corp. (a)	800	25,836
Millea Holdings, Inc. (a)	30	552,171
Minebea Company, Ltd.	7,000	39,547
Mitsubishi Chemical Holdings Corp, ADR	24,500	160,752

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Mitsubishi Corp.	28,000	$570,236
Mitsubishi Electric Corp.	41,000	338,188
Mitsubishi Estate Company, Ltd.	23,000	495,846
Mitsubishi Gas & Chemicals Company, Inc.	8,000	87,325
Mitsubishi Heavy Industries, Ltd. (a)	66,000	276,699
Mitsubishi Logistc Corp. (a)	3,000	48,315
Mitsubishi Materials Corp. (a)	20,000	87,086
Mitsubishi Rayon Company, Ltd.	12,000	82,826
Mitsubishi Securities Company, Ltd. (a)	6,000	80,525
Mitsubishi UFJ Financial Group, Inc.	179	2,440,458
Mitsui & Company, Ltd.	32,000	463,278
Mitsui Chemicals, Inc.	12,000	84,359
Mitsui Engineering & Shipbuilding
Company, Ltd. * (a)	13,000	39,768
Mitsui Fudosan Company, Ltd.	17,000	380,981
Mitsui Mining & Smelting Company, Ltd.	12,000	67,488
Mitsui O.S.K. Lines, Ltd. (a)	22,000	167,782
Mitsui Sumitomo Insurance Company, Ltd.	25,000	305,057
Mitsui Trust Holdings, Inc.	11,000	128,789
Mitsukoshi, Ltd. (a)	8,000	37,698
Mitsumi Electric Company, Ltd. (a)	2,100	28,452
Mizuho Financial Group, Inc.	199	1,609,228
Murata Manufacturing Company, Ltd.	4,300	296,059
Namco Bandai Holdings, Inc. (a)	4,100	64,598
NEC Corp. (a)	42,000	244,438
NEC Electronics Corp. (a)	700	23,621
Net One Systems Company, Ltd. (a)	10	15,082
NGK Insulators, Ltd.	5,000	68,254
NGK Spark Plug Company, Ltd. (a)	4,000	81,462
NHK Spring Company, Ltd. (a)	3,000	33,386
NICHIREI Corp.	5,000	28,035
Nidec Corp. (a)	2,300	166,785
Nikko Cordial Corp.	17,500	222,189
Nikon Corp. (a)	6,000	108,645
Nintendo Company, Ltd.	2,100	430,898
Nippon Building Fund, Inc.	9	88,194
Nippon Electric Glass Company, Ltd. (a)	5,000	121,426
Nippon Express Company, Ltd.	16,000	86,848
Nippon Kayaku Company, Ltd.	3,000	25,972
Nippon Light Metal Company, Ltd. (a)	10,000	25,734
NIPPON MEAT PACKERS, Inc.	3,000	33,565
Nippon Mining Holdings, Inc. (a)	16,000	117,251
Nippon Oil Corp. (a)	27,000	205,223
Nippon Paper Group, Inc. (a)	19	70,589
Nippon Sheet Glass Company, Ltd. (a)	8,000	38,652
Nippon Shokubai Company, Ltd.	3,000	36,070
Nippon Steel Corp. (a)	129,000	538,622
Nippon Telegraph & Telephone Corp.	108	545,729
Nippon Yusen Kabushiki Kaisha (a)	21,000	130,092
Nippon Zeon Company (a)	3,000	34,536
Nishimatsu Construction Company, Ltd. (a)	5,000	18,661
Nishi-Nippon City Bank, Ltd.	12,000	58,285

The accompanying notes are an integral part of the financial statements. 244

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Nissan Chemical Industries, Ltd. (a)	3,000	$38,933
Nissan Motor Company, Ltd. (a)	47,400	538,806
Nisshin Seifun Group, Inc.	3,500	37,399
Nisshin Steel Company (a)	17,000	50,991
Nisshinbo Industries, Inc. (a)	3,000	32,721
Nissin Food Products Company, Ltd.	1,800	60,739
Nitori Company, Ltd.	750	34,958
Nitto Denko Corp. (a)	3,500	251,417
NOK Corp. (a)	2,100	55,115
Nomura Real Estate Office Fund, Inc.	6	46,781
Nomura Research Institute, Ltd.	500	66,593
Nomura Securities Company, Ltd. (a)	36,500	706,020
NSK, Ltd. (a)	9,000	72,012
NTN Corp.	9,000	68,945
NTT Data Corp.	28	129,317
NTT DoCoMo, Inc. (a)	392	607,933
NTT Urban Development Corp. (a)	4	31,187
Obayashi Corp. (a)	14,000	96,988
OBIC Company, Ltd. (a)	150	30,152
Odakyu Electric Railway Company (a)	12,000	76,179
Oji Paper Company, Ltd. (a)	16,000	90,801
Oki Electric Industry Company, Ltd. (a)	10,000	22,070
Okuma Holdings, Inc. *	3,000	29,679
Okumura Corp. (a)	4,000	21,916
Olympus Optical Company, Ltd.	5,000	148,268
Omron Corp.	4,800	111,661
Onward Kashiyama Company, Ltd. (a)	3,000	41,950
Oracle Corp. - Japan (a)	600	26,381
Oriental Land Company, Ltd.	1,000	57,262
Orix Corp.	1,780	472,472
Osaka Gas Company, Ltd. (a)	44,000	161,970
OSG Corp. * (a)	1,900	30,599
Otsuka Corp. *	400	39,095
Park24 Company, Ltd. * (a)	1,100	33,744
Pioneer Electronic Corp. (a)	3,000	57,390
Promise Company, Ltd.	1,700	76,051
Q.P. Corp.	2,700	24,848
Rakuten, Inc. (a)	134	58,119
Resona Holdings, Inc. *	97	305,824
Ricoh Company, Ltd.	14,000	274,978
Rinnai Corp. (a)	1,000	27,779
Rohm Company, Ltd. (a)	2,300	213,429
Round One Corp	8	32,040
Ryohin Keikaku Company, Ltd. (a)	500	36,428
Sanken Electric Company (a)	3,000	39,623
SANKYO Company, Ltd.	1,000	54,109
Santen Pharmaceutical Company, Ltd.	1,300	32,069
Sanwa Shutter Corp. (a)	3,000	17,128
Sanyo Electric Company, Ltd. * (a)	30,000	62,886
Sapporo Hokuyo Holdings, Inc.	7	76,946
Sapporo Holdings (a)	6,000	30,012
SBI E*Trade Securities Compnay, Ltd. (a)	36	43,867

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
SBI Holdings, Inc.	161	$61,393
Secom Company, Ltd.	4,500	223,552
Sega Sammy Holdings, Inc.	3,900	133,262
Seiko Epson Corp. (a)	3,000	82,570
Seino Transportation Company, Ltd.	3,000	34,383
Sekisui Chemical Company, Ltd.	9,000	78,991
Sekisui House, Ltd.	11,000	163,282
Seven & I Holdings Company, Ltd. (a)	16,800	594,095
SFCG Company, Ltd. (a)	100	19,803
Sharp Corp. (a)	21,000	375,783
Shimachu Company, Ltd. (a)	900	25,385
Shimamura Company, Ltd. (a)	400	39,470
Shimano, Inc.	1,500	42,180
Shimizu Corp. (a)	12,000	71,169
Shin-Etsu Chemical Company, Ltd.	8,200	467,453
Shinko Electric Industries Company, Ltd.	1,600	46,491
Shinko Securities Company, Ltd.	10,000	40,475
Shinsei Bank, Ltd.	28,000	172,502
Shionogi & Company, Ltd.	6,000	107,878
Shiseido Company, Ltd. (a)	8,000	158,834
Shizuoka Bank, Ltd. (a)	12,000	137,429
Showa Denko K.K. (a)	20,000	85,893
Showa Shell Sekiyu K.K.	4,400	49,153
SMC Corp.	1,100	147,067
SOFTBANK Corp. (a)	15,400	267,701
Sojitz Holdings Corp. * (a)	7,400	26,105
Sompo Japan Insurance, Inc.	18,000	237,894
Sony Corp.	20,700	896,050
Stanley Electric Corp. (a)	2,900	63,385
Sumco Corp (a)	1,100	73,112
Sumitomo Bakelite Company, Ltd.	3,000	24,132
Sumitomo Chemical Company, Ltd.	32,000	251,953
Sumitomo Corp.	22,000	297,508
Sumitomo Electric Industries, Ltd.	15,500	200,098
Sumitomo Heavy Industries, Ltd.	13,000	112,326
Sumitomo Metal Industries, Ltd.	87,000	358,067
Sumitomo Metal Mining Company, Ltd.	11,000	155,128
Sumitomo Mitsui Financial Group, Inc.	127	1,428,486
Sumitomo Osaka Cement Company, Ltd.	8,000	22,700
Sumitomo Realty &
Development Company, Ltd.	8,000	235,866
Sumitomo Rubber Industries, Inc. (a)	4,000	42,606
Sumitomo Titanium Corp. * (a)	200	40,816
Sumitomo Trust & Banking Company, Ltd. (a)	26,000	277,159
Suruga Bank, Ltd. (a)	4,000	50,718
Suzuken Company, Ltd.	1,600	59,716
T&D Holdings, Inc.	4,900	363,674
TAIHEIYO CEMENT CORP. (a)	17,000	64,028
Taisei Corp.	18,000	64,727
Taisho Pharmaceuticals Company, Ltd. (a)	3,000	58,668
Taiyo Nippon Sanso Corp. (a)	6,000	52,303
Taiyo Yuden Company, Ltd. (a)	2,000	27,182

The accompanying notes are an integral part of the financial statements. 245

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Takara Holdings (a)	3,000	$18,227
Takashimaya Company, Ltd. (a)	6,000	75,668
Takeda Pharmaceutical Company, Ltd. (a)	18,400	1,218,252
Takefuji Corp. (a)	2,360	127,296
Tanabe Seiyaku Company, Ltd. (a)	5,000	63,738
TDK Corp.	2,700	209,135
Teijin, Ltd.	18,000	96,630
Terumo Corp. (a)	3,600	134,975
The 77th Bank, Ltd. (a)	6,000	43,969
The Bank of Yokohama, Ltd.	25,000	197,691
The Japan Steel Works, Ltd. (a)	8,000	56,785
The Tokyo Electric Power Company, Ltd. (a)	25,000	713,647
THK Company, Ltd.	2,600	63,142
TIS, Inc. (a)	1,100	23,199
Tobu Railway Company, Ltd.	17,000	87,495
Toda Corp.	4,000	19,224
Toho Company, Ltd.	2,800	56,427
Toho Titanium Company, Ltd. *	600	37,220
Tohoku Electric Power Company, Inc. (a)	8,900	201,730
Tokai Rika Company, Ltd.	1,400	27,378
Tokuyama Corp. (a)	5,000	69,320
Tokyo Broadcasting Company, Ltd.	600	13,472
Tokyo Electron, Ltd. (a)	3,400	223,663
Tokyo Gas Company, Ltd. (a)	46,000	244,983
Tokyo Seimitsu Company, Ltd. (a)	800	38,652
Tokyo Steel Manufacturing Company, Ltd. (a)	2,200	35,768
Tokyo Style Company, Ltd.	2,000	23,587
Tokyo Tatemono Company, Ltd.	6,000	64,931
Tokyu Corp.	22,000	146,410
Tokyu Land Corp. (a)	8,000	69,805
TonenGeneral Sekiyu K.K. (a)	6,000	54,195
Toppan Printing Company, Ltd. (a)	12,000	135,793
Toray Industries, Inc.	27,000	215,347
Toshiba Corp. (a)	61,000	434,545
Tosoh Corp. (a)	9,000	34,357
Toto, Ltd.	5,000	50,914
Toyo Seikan Kaisha, Ltd.	3,000	61,097
Toyo Suisan Kaisha, Ltd. (a)	2,000	30,489
Toyobo Company, Ltd.	12,000	31,903
Toyoda Gosei Company, Ltd.	1,400	29,824
Toyota Industries Corp.	4,200	175,007
Toyota Motor Corp. (a)	59,900	3,251,357
Toyota Tsusho Corp. (a)	4,000	105,321
Trend Micro, Inc. (a)	2,000	57,603
Ube Industries, Ltd. (a)	18,000	49,235
UNI Charm Corp.	900	50,386
Uniden Corp.	1,000	10,063
UNY Company, Ltd. (a)	3,000	42,665
Ushio, Inc.	2,000	44,992
USS Company, Ltd.	500	33,914
Wacoal Corp. (a)	2,000	26,177
West Japan Railway Company, Ltd. (a)	37	157,957

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Yahoo Japan Corp.	316	$118,613
Yakult Honsha Company, Ltd.	1,900	51,809
Yamada Denki Company, Ltd.	1,800	193,260
Yamaha Corp. (a)	3,400	70,547
Yamaha Motor Company, Ltd.	3,700	98,683
Yamato Transport Company, Ltd. (a)	8,000	124,613
Yamazaki Baking Company, Ltd. (a)	3,000	31,034
YASKAWA Electric Corp. (a)	4,000	46,116
Yokogawa Electric Corp. (a)	4,000	56,921

		57,959,757
Korea - 0.01%
LG Philips LCD Company, Ltd., ADR * (a)	2,120	42,124
Luxembourg - 0.08%
Metro International SA, A Shares, GDR *	734	927
Metro International SA, B Shares, GDR * (a)	1,469	1,896
Tenaris SA, ADR	6,960	255,501

		258,324
Malaysia - 0.34%
AirAsia BHD *	17,100	6,271
AMMB Holdings BHD	28,000	18,636
Berjaya Sports Toto BHD *	13,700	16,748
British American Tobacco Malaysia Berhad	2,600	29,313
Bursa Malaysia BHD	6,300	10,098
Commerce Asset Holdings	44,000	76,501
DRB-Hicom Berhad	12,700	5,141
Gamuda BHD	11,600	12,794
Genting Berhad	7,100	47,449
Golden Hope Plantations BHD	8,800	11,475
Guinness Anchor BHD	2,900	4,451
Hong Leong Bank BHD	9,700	14,098
Hong Leong Credit BHD	4,400	5,427
IGB Corp. BHD	13,900	5,400
IJM Corp. BHD	6,900	11,153
IOI Corporation Berhad	12,700	58,307
IOI Properties BHD	1,800	4,108
KLCC Property Holdings BHD	8,900	5,319
Kuala Lumpur Kepong Berhad	5,100	15,795
Lafarge Malayan Cement BHD	24,600	5,380
Magnum Corp BHD	17,700	10,338
Malakoff BHD	10,900	28,723
Malayan Bank Berhad	37,800	115,012
Malaysian Airline System BHD	5,400	4,430
Malaysian Pacific Industries	1,800	4,939
Maxis Communications Berhard	17,600	42,075
Media Prima BHD	10,300	4,813
MISC BHD	22,400	51,421
MMC Corp BHD	6,400	5,564
Mulpha International Berhad *	16,000	5,303
OYL Industries BHD	14,100	21,451
Petronas Dagangan BHD	5,200	5,961
Petronas Gas Berhad *	8,000	19,343

The accompanying notes are an integral part of the financial statements. 246

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Malaysia (continued)
PLUS Expressways BHD	30,300	$23,213
POS Malaysia & Services Holdings BHD	6,400	7,928
PPB Group BHD	9,700	12,069
Proton Holdings BHD *	5,100	6,844
Public Bank Berhad	21,000	38,509
Resorts World Berhad	9,900	32,005
RHB Capital BHD	13,100	9,751
Road Builder M Holdings BHD	8,300	5,186
Scomi Group BHD	12,900	3,049
Shell Refining Company Federation of Malaya
BHD *	3,100	9,180
Sime Darby Berhard	29,700	48,007
SP Setia BHD	9,900	10,166
Star Publications Malaysia BHD	9,200	8,648
Tanjong PLC	4,500	16,137
Telekom Malaysia BHD	17,000	42,027
Tenaga Nasional BHD	20,200	50,212
Transmile Group BHD	2,600	8,547
UMW Holdings Berhad	4,200	8,500
YTL Corp. BHD	12,700	18,113

		1,041,328
Mexico - 0.82%
Alfa SA de CV	6,600	32,049
America Movil S.A. de C.V., Series L	13,200	492,492
America Movil SA de CV	134,000	250,088
Carso Infraestructura y Construccion SA de
CV *	16,600	12,152
Cemex SA de CV *	40,104	115,596
Cemex SA, ADR *	9,908	286,242
Coca-Cola Femsa SA de CV	6,100	17,823
Consorcio ARA SA de CV	3,700	17,221
Controladora Comercial Mexicana SA de CV	7,800	14,650
Corp GEO SA de CV *	8,900	35,879
Desarrolladora Homex SA de CV *	3,400	20,946
Empresas ICA Sociedad
Controladora SA de CV *	7,600	25,764
Fomento Economico Mexicano SA de CV	15,400	145,047
Grupo Aeroportuario del Pacifico SA de CV	8,900	30,000
Grupo Aeroportuario del Sureste SA de CV	5,400	18,860
Grupo Bimbo SA de CV	6,600	21,588
Grupo Carso SA de CV	12,467	37,123
Grupo Financiero Banorte SA de CV	28,548	83,542
Grupo Mexico SA	21,349	68,089
Grupo Modelo SA	10,800	45,498
Grupo Televisa SA, SADR	7,240	137,850
Grupo Televisa SA	14,200	53,927
Industrias Penoles SA de CV	2,200	18,544
Kimberly-Clark de Mexico SA de CV	10,000	37,656
Telefonos de Mexico SA de CV, Class L, ADR	6,500	156,910
Telefonos de Mexico SA de CV	78,800	95,445
TV Azteca SA de CV *	26,400	17,415
Urbi Desarrollos Urbanos SA de CV *	6,100	16,186

International Equity Index Fund (continued)
		Shares or
		Principal
		Amount	Value

COMMON STOCKS (continued)
Mexico (continued)
Wal-Mart de Mexico SA		66,900	$228,016

			2,532,598
Netherland Antilles - 0.12%
Mittal Steel Company NV *		11,099	369,860
Netherlands - 4.35%
ABN AMRO Holdings NV		38,853	1,106,378
Aegon NV		29,986	534,733
Akzo Nobel NV		5,653	325,133
ASML Holding NV *		10,164	221,819
Buhrmann NV (a)		2,261	30,717
Corio NV		894	60,099
DSM NV		3,111	122,895
Euronext NV (a)		1,755	157,605
Euronext		146	13,018
Fugro NV		1,227	54,152
Getronics NV (a)		2,318	15,924
Hagemeyer N.V. * (a)		9,873	49,889
Heineken NV (a)		5,260	243,652
ING Groep NV		39,131	1,689,469
Koninklijke (Royal) KPN NV		40,338	496,931
Koninklijke (Royal) Philips Electronics NV		26,085	888,289
Koninklijke Ahold NV *		32,560	311,976
Mittal Steel Company NV *		3,253	108,363
Oce-Van Der Grinten NV		1,518	26,313
Randstad Holdings NV		1,023	54,899
Reed Elsevier NV		14,786	236,816
Rodamco Europe NV		1,109	119,666
Royal Dutch Shell PLC, A Shares	GBP (a)	79,860	2,764,830
Royal Dutch Shell PLC, B Shares	GBP	57,277	2,048,358
Royal Numico NV		3,686	170,977
SBM Offshore NV		2,956	80,961
TNT Post Group NV		8,856	332,507
Unilever NV		35,771	852,052
Vedior NV		3,467	64,044
Wereldhave NV		395	41,435
Wolters Kluwer NV		5,954	150,353

			13,374,253
New Zealand - 0.12%
Auckland International Airport, Ltd.		21,664	27,364
Contact Energy, Ltd.		6,386	28,628
Fisher & Paykel Appliances Holdings, Ltd.		5,572	13,128
Fisher & Paykel Healthcare Corp.		10,678	28,372
Fletcher Building, Ltd.		10,519	59,686
Kiwi Income Property Trust		16,706	15,306
Sky City Entertainment Group, Ltd.		9,523	32,408
Sky Network Television, Ltd.		4,317	15,793
Telecom Corp. of New Zealand, Ltd. (a)		43,131	117,989
Tower, Ltd. *		5,738	12,392
Vector, Ltd.		5,002	7,202
Warehouse Group, Ltd. (a)		2,751	9,002

			367,270

The accompanying notes are an integral part of the financial statements. 247

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Norway - 0.68%
Acergy SA * (a)	4,168	$73,515
Aker Kvaerner ASA	596	57,039
Den Norske Bank ASA	14,400	186,219
DET Norske Oljeselskap * (a)	17,500	30,451
Norsk Hydro ASA	15,263	393,550
Norske Skogindustrier ASA	3,700	56,335
Ocean RIG ASA * (a)	3,683	22,955
Orkla ASA	4,100	201,057
PAN Fish ASA *	55,600	53,915
Petrojarl ASA * (a)	1,231	13,242
Petroleum Geo-Services ASA *	1,231	64,066
Prosafe ASA (a)	850	56,675
Schibsted ASA	1,000	29,344
Statoil ASA	14,100	380,291
Stolt-Nielsen SA	800	19,679
Storebrand ASA	5,000	52,004
Tandberg ASA (a)	2,600	26,631
Tandberg Television ASA *	1,800	24,843
Telenor ASA	16,400	207,542
TGS Nopec Geophysical Company ASA *	2,300	40,749
Tomra Systems ASA (a)	3,800	24,585
Yara International ASA	4,200	61,954

		2,076,641
Peru - 0.03%
Cia de Minas Buenaventura SA	404	11,164
Compania de Minas Buenaventura SA, ADR	1,366	38,180
Minsur SA	6,938	10,491
Southern Peru Copper Corp.	134	12,383
Volcan Compania Minera SA, CMN Series B *	6,579	11,572

		83,790
Philippines - 0.08%
ABS-CBN Broadcasting Corp. *	70	23
Ayala Corp.	2,676	23,167
Ayala Land, Inc.	113,000	30,015
Banco De Oro *	7,314	5,325
Bank of the Philippine Islands	27,840	29,031
Equitable PCI Bank Corp. *	7,567	11,762
Filinvest Land, Inc. *	101,057	2,704
First Philippine Holdings Corp.	5,924	4,895
Globe Telecommunications, Inc.	690	13,372
Jollibee Foods Corp.	9,000	5,666
Manila Electric Company *	8,311	4,415
Megaworld Corp.	152,823	5,051
Metropolitan Bank & Trust Company	12,800	9,696
Petron Corp.	48,152	3,790
Philippine Long Distance Telephone Company	1,120	42,090
San Miguel Corp.	9,600	13,411
SM Investments Corp.	3,447	15,056
SM Prime Holdings, Ltd.	91,000	14,145

		233,614

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Poland - 0.22%
Agora SA	628	$6,435
Bank BPH SA	173	44,765
Bank Pekao SA	1,674	106,389
Bank Zachodni WBK SA	440	27,036
Boryszew SA *	550	4,583
BRE Bank SA *	174	13,315
Budimex SA *	231	5,468
Computerland SA	124	3,900
Debica SA	125	2,278
Globe Trade Centre SA *	1,200	10,506
Grupa Kety SA	176	9,017
KGHM Polska Miedz SA	2,213	76,781
Mondi Packaging Paper Swiecie SA	251	6,348
Orbis SA	510	7,756
Polish Oil & Gas Company	23,489	24,296
Polska Grupa Farmaceutyczna SA	198	4,045
Polski Koncern Naftowy Orlen SA	6,022	100,367
Powszechna Kasa Oszczednosci Bank Polski
SA	8,046	96,792
Prokom Software SA	210	8,988
Softbank SA	228	2,780
Telekomunikacja Polska SA	14,080	92,223
TVN SA *	515	17,868

		671,936
Portugal - 0.25%
Banco BPI, SA	6,404	47,925
Banco Comercial dos Acores, SA	41,088	126,148
Banco Espirito Santo SA	4,397	67,442
Brisa Auto Estrada, SA	6,945	71,430
Cimpor-Cimentos De Portugal, SA	4,257	28,863
Electricidade De Portugal, SA	38,429	154,363
Jeronimo Martins, SGPS, SA	715	12,769
Portugal Telecom, SGPS, SA	16,420	206,062
PT Multimedia.com, SGPS, SA	1,659	20,480
Sonae Industria SGPS SA New *	1,154	9,832
Sonae, SGPS, SA	18,991	31,583

		776,897
Russia - 1.26%
AFK Sistema, Reg. S, Spons. GDR	2,162	56,212
Comstar United Telesystems, ADR	3,812	24,282
Gazprom, ADR	39,199	1,846,273
JSC MMC Norilsk Nickel, ADR	1,254	171,171
Lukoil Oil Company, ADR	7,805	653,278
Mechel Steel Group, ADR (a)	588	12,407
Mobile Telesystems, ADR	3,298	120,707
NovaTek OAO, ADR	1,696	81,171
Novolipetsk Steel, ADR	2,495	48,029
Polyus Gold Company ZAO, ADR *	1,080	45,900
RAO Unified Energy System, ADR (a)	1,348	99,280
Rostelecom, ADR (a)	1,362	39,294
Sberbank of Russian Federation, ADR	732	158,844

The accompanying notes are an integral part of the financial statements. 248

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Russia (continued)
Sibirtelecom, ADR *	106	$7,250
Surgutneftegaz, ADR for PFD Shares	1,139	111,052
Surgutneftegaz, ADR (a)	2,415	183,540
Tatneft, ADR (a)	1,082	112,409
UralsvyAzinform, ADR (a)	991	7,433
VolgaTelecom, ADR *	612	4,725
Vympel Communicatii, ADR *	1,525	82,838
Wimm-Bill-Dann Foods OJSC, ADR (a)	311	14,390

		3,880,485
Singapore - 0.65%
Allgreen Properties, Ltd.	9,000	8,352
Ascendas Real Estate Investment Trust * (a)	20,000	26,187
CapitaLand, Ltd. *	27,000	81,688
CapitaMall Trust * (a)	17,000	25,501
Chartered Semiconductor
Manufacturing, Ltd. * (a)	19,000	15,458
City Developments, Ltd.	11,000	68,868
ComfortDelGro Corp., Ltd.	38,000	36,230
Cosco Corp. Singapore, Ltd. (a)	15,000	14,587
Creative Technology, Ltd. (a)	1,050	6,874
DBS Group Holdings, Ltd.	24,000	274,582
Fraser and Neave, Ltd.	17,000	43,005
Haw Par Corp., Ltd.	2,000	7,500
Jardine Cycle and Carriage, Ltd.	3,061	21,788
Keppel Corp., Ltd. (a)	12,000	114,409
Keppel Land, Ltd.	7,000	19,755
K-REIT Asia *	1,000	941
Neptune Orient Lines, Ltd.	10,000	12,267
Olam International, Ltd.	12,000	12,204
Oversea-Chinese Banking Corp., Ltd.	53,000	217,282
Parkway Holdings, Ltd.	11,000	16,780
SembCorp Industries, Ltd.	17,000	37,602
SembCorp Marine, Ltd. (a)	10,000	21,992
Singapore Airlines, Ltd.	12,000	100,680
Singapore Exchange, Ltd.	17,000	43,005
Singapore Land, Ltd.	3,000	13,348
Singapore Petroleum Company, Ltd.	3,000	9,229
Singapore Post, Ltd.	26,000	16,856
Singapore Press Holdings, Ltd.	32,000	80,951
Singapore Technologies Engineering, Ltd.	29,000	53,823
Singapore Telecommunications, Ltd., ADR *	152,950	242,068
SMRT Corporation, Ltd.	12,000	8,161
ST Assembly Test Services, Ltd. * (a)	25,000	16,049
Suntec Real Estate Investment Trust *	16,000	13,221
United Overseas Bank, Ltd. (a)	25,000	247,887
United Overseas Land, Ltd.	10,000	19,958
Venture Corp., Ltd.	5,000	36,865
Want Want Holdings Company, Ltd.	10,000	15,000
Wing Tai Holdings, Ltd.	9,000	10,411

		2,011,364

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
South Africa - 0.31%
African Bank Investments, Ltd.	2,638	$9,317
Alexander Forbes, Ltd. *	1,992	3,906
Allan Gray Property Trust	6,248	4,608
Anglo Platinum, Ltd.	374	41,968
AngloGold Ashanti, Ltd.	863	39,179
Aspen Pharmacare Holdings, Ltd.	1,234	5,712
Aveng, Ltd.	2,354	8,729
AVI, Ltd.	1,907	4,240
Barloworld, Ltd.	1,249	23,547
Bidvest Group, Ltd. *	1,479	22,409
Consol, Ltd.	2,028	4,337
Edgars Consolidated Stores, Ltd.	2,803	11,032
Ellerine Holdings, Ltd.	499	4,643
FirstRand, Ltd.	15,996	39,654
Foschini, Ltd.	984	6,150
Gold Fields, Ltd.	2,807	54,577
Grindrod, Ltd.	1,467	2,622
Harmony Gold Mining Company, Ltd. *	1,917	26,091
Impala Platinum Holdings, Ltd.	362	67,116
Imperial Holdings, Ltd. *	1,071	21,195
Investec, Ltd.	159	7,773
JD Group, Ltd.	973	9,000
Kumba Resources, Ltd.	377	7,616
Lewis Group, Ltd.	574	3,966
Liberty Group, Ltd.	531	5,235
Massmart Holdings, Ltd.	1,110	8,496
Metropolitan Holdings, Ltd.	2,671	4,477
Mittal Steel South Africa, Ltd.	1,164	12,334
MTN Group, Ltd.	7,574	60,167
Murray & Roberts Holdings, Ltd.	1,779	7,202
Nampak, Ltd.	2,496	5,948
Naspers, Ltd.	1,705	29,480
Nedbank Group, Ltd.	1,145	17,563
Network Healthcare Holdings, Ltd. *	7,009	11,389
Pick'n Pay Stores, Ltd.	1,360	5,742
Pretoria Portland Cement Company, Ltd.	61	3,295
Reunert, Ltd.	1,017	10,198
Sanlam, Ltd.	13,077	27,514
Sappi, Ltd.	1,177	14,998
Sasol, Ltd.	3,282	113,950
Shoprite Holdings, Ltd.	2,089	7,166
Spar Group, Ltd.	1,061	5,511
Standard Bank Group, Ltd.	6,915	74,744
Steinhoff International Holdings, Ltd. *	5,224	17,071
Super Group, Ltd. *	1,290	1,951
Telkom SA, Ltd. *	1,711	32,317
Tiger Brands, Ltd.	925	19,591
Tongaat-Hulett Group, Ltd.	315	4,101
Truworths International, Ltd.	2,706	8,614
Woolworths Holdings, Ltd.	4,605	8,461

		946,902

The accompanying notes are an integral part of the financial statements. 249

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
South Korea - 2.22%
Asiana Airlines *	1,534	$9,686
Cheil Communications, Inc.	60	12,077
Cheil Industries, Inc.	990	38,000
CJ Corp.	400	42,024
Daeduck Electronics Company, Ltd.	990	8,516
Daegu Bank	2,730	45,720
Daelim Industrial Company	580	37,164
Daewoo Engineering & Construction
Company, Ltd.	3,310	60,598
Daewoo International Corp.	940	36,667
Daewoo Securities Company, Ltd.	2,500	43,559
Daewoo Shipbuilding & Marine Engineering
Company, Ltd.	2,050	63,333
Daishin Securities Company, Ltd.	710	14,402
Daum Communications Corp. *	259	13,444
Dongbu Insurance Company, Ltd.	580	13,062
Dongkuk Steel Mill Company, Ltd.	690	11,986
Doosan Infracore Company, Ltd.	960	16,577
GS Engineering & Construction Corp.	780	53,387
Hana Financial Group, Inc.	2,400	103,479
Hanjin Heavy Industries & Construction
Company, Ltd.	720	19,622
Hanjin Shipping Company, Ltd.	1,200	27,461
Hanmi Pharm Company, Ltd.	110	12,930
Hanwha Chem Corp.	1,010	10,243
Hite Brewery Company, Ltd.	150	17,007
Honam Petrochemical Corp.	250	12,977
Hyosung Corp. *	610	11,072
Hyundai Autonet Company, Ltd. *	1,500	17,007
Hyundai Department Store Company, Ltd.	240	18,674
Hyundai Development Company	1,380	56,558
Hyundai Engineering & Construction
Company, Ltd. *	840	44,388
Hyundai Heavy Industries	960	121,829
Hyundai Marine & Fire
Insurance Company, Ltd.	1,160	15,445
Hyundai Mipo Dockyard	190	19,566
Hyundai Mobis	1,180	108,138
Hyundai Motor Company	3,200	269,621
Hyundai Securities Company, Ltd.	2,490	32,506
Kangwon Land, Inc.	2,340	44,300
KCC Corp.	80	20,305
Kia Motors Corp.	4,080	64,934
Kookmin Bank, ADR	5,064	408,057
Kookmin Bank	2,070	167,521
Korea Electric Power Corp., ADR	7,816	151,787
Korea Electric Power Corp.	1,530	58,568
Korea Exchange Bank *	1,540	18,662
Korea Investment Holdings Company, Ltd.	590	23,874
Korea Zinc Company, Ltd.	200	17,267
Korean Air Lines Company, Ltd.	790	24,899
Korean Reinsurance Company	1,210	14,349

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
South Korea (continued)
KT & G Corp.	2,390	$140,215
KT Corp., Sponsored ADR	4,271	94,389
KT Corp.	770	33,600
KT Freetel Company, Ltd.	2,110	61,126
LG Chem, Ltd.	1,000	40,724
LG Electronics, Inc.	1,980	132,638
LG Household & Health Care, Ltd.	190	14,605
LG International Corp.	860	19,278
LG Petrochemical Company, Ltd.	500	10,870
LG Philips LCD Company, Ltd. *	890	35,643
Lotte Chilsung Beverage Company, Ltd.	10	13,315
Lotte Confectionery Company, Ltd.	20	25,111
Lotte Shopping Company	180	61,320
LS Cable, Ltd.	340	11,388
Mirae Asset Securities Company, Ltd.	240	15,104
NCSoft Corp. *	240	13,306
NHN Corp. *	792	74,805
Nong Shim Company, Ltd.	50	12,040
Orion Corp.	60	13,231
Pacific Corp.	110	14,246
Poongsan Corp.	570	12,422
POSCO, SADR	4,537	281,793
POSCO	440	110,532
Pusan Bank	2,740	35,199
S1 Corp.	330	13,473
Samsung Corp.	2,830	80,071
Samsung Electro-Mechanics Company *	1,300	49,966
Samsung Electronics Company, Ltd.,
GDR-London	770	261,800
Samsung Electronics Company, Ltd.	2,080	1,406,356
Samsung Engineering Company, Ltd.	710	32,976
Samsung Fine Chemicals Company, Ltd.	430	10,735
Samsung Fire & Marine
Insurance Company, Ltd.	780	109,533
Samsung Heavy Industries Company, Ltd.	3,680	88,043
Samsung SDI Company, Ltd.	740	61,272
Samsung Securities Company, Ltd.	1,150	67,109
Samsung Techwin Company, Ltd.	1,030	36,107
Shinhan Financial Group Company, Ltd.	4,650	209,682
Shinsegae Company, Ltd.	300	148,853
SK Corp.	2,300	148,094
SK Telecom Company, Ltd., ADR	5,517	120,822
SK Telecom Company, Ltd.	250	48,630
S-Oil Corp.	960	65,608
The Hancook Tire Company, Ltd.	2,360	31,422
Tong Yang Investment Bank *	1,310	18,055
Woongjin Coway Company, Ltd.	670	15,333
Woori Investment & Securities Company, Ltd.	2,020	44,125
Yuhan Corp.	120	18,661

		6,816,874
Spain - 3.07%
Abertis Infraestructuras SA (a)	4,968	121,069

The accompanying notes are an integral part of the financial statements. 250

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Spain (continued)
Acciona SA (a)	581	$88,669
Acerinox SA (a)	4,014	75,483
ACS Actividades SA	5,194	232,621
Aguas De Barcelona SA-Class A	1,156	32,386
Altadis SA, Series A	5,776	273,391
Antena 3 de Television SA (a)	1,504	34,555
Banco Bilbao Vizcaya Argentaria SA	70,844	1,616,789
Banco Popular Espanol SA	18,256	286,086
Banco Santander Central Hispano SA (a)	124,174	1,923,669
Cintra Concesiones de Infraestructuras de
Transporte SA (a)	4,383	58,144
Corporacion Mapfre SA	2,065	41,315
Ebro Puleva SA (a)	1,639	35,120
Endesa SA	19,863	690,129
Fadesa Inmobiliaria SA (a)	1,095	35,272
Fomento de Construcciones SA	934	72,764
Gamesa Corporation Tecno SA (a)	3,488	73,400
Gas Natural SDG SA	3,678	122,944
Grupo Ferrovial SA (a)	1,293	100,402
Iberdrola SA	17,005	630,421
Iberia Lineas Aereas de Espana SA (a)	9,151	22,828
Indra Sistemas SA	2,538	52,695
Industria de Diseno Textil SA (a)	4,698	211,609
Inmobiliaria Colonial SA	714	57,315
Metrovacesa SA (a)	978	92,457
NH Hoteles SA (a)	1,516	32,891
Promotora de Informaciones SA (a)	1,493	24,657
Repsol SA (a)	19,068	547,373
Sacyr Vallehermoso SA (a)	2,013	77,563
Sogecable SA * (a)	829	27,223
Telefonica SA	93,189	1,597,441
Union Fenosa SA (a)	2,913	127,109
Zeltia SA * (a)	3,133	23,406

		9,439,196
Sweden - 1.79%
Alfa Laval AB	1,900	62,810
Assa Abloy AB, Series B	6,400	112,189
Atlas Copco AB, Series A	6,900	177,622
Atlas Copco AB, Series B	4,200	101,451
Axfood AB	600	18,344
Billerud Aktibolag AB (a)	1,000	15,459
Boliden AB (a)	6,000	112,631
Capio AB *	1,920	32,464
Castellum AB	3,000	32,299
D. Carnegie & Company AB	1,400	24,928
Electrolux AB, Series B (a)	5,600	86,571
Elekta AB, Series B	1,687	29,805
Eniro AB	3,600	42,112
Ericsson LM, Series B	304,000	1,011,249
Fabege AB	1,500	29,814
Getinge AB, Series B	3,600	65,591
Hennes & Mauritz AB, Series B	9,750	378,835

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Sweden (continued)
Hoganas AG, B Shares (a)	600	$15,404
Holmen AB, Series B	1,000	41,892
Husqvarna AB, B Shares *	5,200	56,164
Kungsleden AB	2,802	27,170
Lundin Petroleum AB, Series A * (a)	4,553	50,432
Modern Times Group AB, Series B * (a)	1,050	54,783
Nobia AB	1,000	31,056
Nordea Bank AB	42,500	533,824
OMX AB (a)	1,400	21,256
Oriflame Cosmetics AB	865	29,849
Sandvik AB	20,731	226,771
SAS AB * (a)	1,500	18,323
Scania AB, Series B	2,100	99,712
Securitas AB, B Shares	6,400	112,631
Skandinaviska Enskilda Banken AB, Series A	9,600	248,451
Skanska AB, Series B	7,500	118,014
SKF AB, Series B	8,200	117,144
Ssab Svenskt Stal AB, Series A	3,000	57,765
Ssab Svenskt Stal AB, Series B	1,800	32,795
Svenska Cellulosa AB, Series B	3,900	167,145
Svenska Handelsbanken AB, Series A	10,500	273,917
Swedish Match AB	6,500	109,905
Tele2 AB, Series B	6,354	62,927
Telelogic AB * (a)	4,000	7,564
Teliasonera AB	38,000	234,979
Trelleborg AB, Series B (a)	1,600	31,139
Volvo AB, Series A	2,000	116,082
Volvo AB, Series B	4,400	250,217
Wihlborgs Fastigheter AB	582	9,238
WM Data AB, Series B	6,000	21,036

		5,511,759
Switzerland - 5.52%
ABB, Ltd.	41,048	544,002
Adecco SA	2,803	163,472
Ciba Specialty Chemicals Holding AG (a)	1,529	85,454
Clariant AG * (a)	4,992	60,696
Compagnie Financiere
Richemont AG, Series A (a)	10,854	515,558
Credit Suisse Group AG (a)	24,751	1,377,285
Geberit AG	84	97,638
Givaudan AG (a)	135	108,606
Holcim, Ltd. (a)	4,221	341,115
Kudelski SA (a)	688	20,104
Kuehne & Nagel International AG	1,115	78,223
Kuoni Reisen Holding AG, Series B *	55	28,755
Logitech International SA *	3,486	75,162
Lonza Group AG	825	53,698
Micronas Semiconductor Holding AG * (a)	604	13,904
Nestle SA	8,437	2,894,513
Nobel Biocare Holding AG, Series BR	498	121,099
Novartis AG	48,678	2,771,849
Phonak Holding AG	1,039	61,900

The accompanying notes are an integral part of the financial statements. 251

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Switzerland (continued)
PSP Swiss Property AG *	1,046	$54,220
Rieter Holdings AG	90	38,664
Roche Holdings AG NPV	14,688	2,701,392
Schindler Holding AG	1,109	57,711
Serono AG, Series B (a)	97	67,461
SIG Holding AG *	121	28,737
Societe Generale de Surveillance Holdings AG	91	82,982
Straumann Holding AG (a)	146	30,237
Sulzer AG	70	56,570
Swatch Group AG, BR shares (a)	685	133,369
Swatch Group AG (a)	1,007	39,669
Swiss Re	7,009	533,473
Swisscom AG (a)	396	132,487
Syngenta AG *	2,252	329,850
Synthes AG	988	107,633
UBS AG	43,237	2,440,996
Unaxis Holding AG * (a)	141	41,487
Zurich Financial Services AG	3,038	690,734

		16,980,705
Thailand - 0.20%
Advanced Info Service Company, Ltd.	18,000	43,353
Airports of Thailand PCL	8,700	12,966
Aromatics Thailand PCL	4,700	3,784
Bangkok Bank PCL, Foreign Shares	19,100	55,915
Bangkok Bank PCL	2,100	5,868
Bangkok Bank, Public Company, Ltd., NVDR	4,900	13,693
Bangkok Expressway PCL	7,100	4,025
Banpu PCL, Reg.	2,600	10,241
BEC World PCL	18,400	8,961
C.P. Seven Eleven PCL	31,600	5,298
Charoen Pokphand Foods PCL	61,300	8,125
Delta Electronics Thailand PCL	7,300	3,206
Electricity Generating, Public Company, Ltd.,
NVDR	1,900	3,868
Electricity Generating, Public Company, Ltd.	800	1,629
Hana Microelectronics PCL	11,500	8,034
Italian-Thai Development PCL	27,400	3,792
Kasikornbank PCL	2,200	3,659
Kasikornbank PCL	23,700	40,998
Kasikornbank, Public Company, Ltd., NVDR	7,000	11,643
Kiatnakin Finance PCL	4,500	3,413
Kim Eng Securities Thailand PCL	3,900	2,086
Krung Thai Bank PCL	57,000	17,294
Land & Houses PCL, Alien MKT REG	42,300	8,556
Land & Houses PCL	9,300	1,782
Land & Houses, Public Company, Ltd., NVDR	21,200	4,062
National Finance PCL	13,300	5,026
Precious Shipping PCL	4,200	4,471
PTT Chemical PCL	5,500	11,344
PTT Exploration & Production PCL	26,700	76,032
PTT PCL	17,500	110,845
Ratchaburi Electricity Generating Holding PCL	5,900	5,221

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Thailand (continued)
Sahaviriya Steel Industries PCL *	106,900	$3,414
Siam Cement PCL, Foreign Shares	6,100	37,988
Siam Cement PCL	800	4,641
Siam Cement, Public Company, Ltd., NVDR	1,900	11,023
Siam City Cement PCL	1,300	8,096
Siam Commercial Bank PCL	16,500	25,469
Siam Makro PCL	2,000	3,726
Sino Thai Engineering & Construction PCL	11,800	1,407
Thai Airways International PCL	10,400	12,178
Thai Union Frozen Products PCL	1,900	1,163
Thai Union Frozen Products, Public
Company, Ltd., NVDR	4,300	2,632
Tisco Bank PCL	4,200	2,258
Tisco Finance PLC	1,200	664
True Corp. PCL *	33,900	8,165

		622,014
Turkey - 0.20%
Akbank AS	15,797	86,293
Akcansa Cimento AS	982	5,297
Aksigorta AS	2,511	9,173
Anadolu Efes Biracilik Ve Malt Sanayii AS	1,158	30,838
Arcelik AS	2,051	13,235
Aygaz AS *	1,469	3,431
Cimsa Cimento Sanayi VE Tica AS	747	4,387
Dogan Sirketler Grubu Holdings AS	5,280	22,533
Dogan Yayin Holding AS *	4,369	14,379
Dogus Otomotiv Servis ve Ticaret AS	790	3,291
Eregli Demir ve Celik Fabrikalari TAS	4,004	19,548
Ford Otomotiv Sanayi AS	1,440	10,324
HACI Omer Sabanci Holdings, AS	9,232	34,986
Hurriyet Gazetecilik AS	3,847	9,141
Is Gayrimenkul Yatirim Ortakligi AS	3,046	5,533
KOC Holdings AS *	5,189	19,310
Migros Turk TAS *	1,623	15,626
Petkim Petrokimya Holding AS *	1,680	6,023
Tofas Turk Otomobil Fabrik AS	2,564	7,003
Trakya Cam Sanayi AS	2,105	5,146
Tupras Turkiye Petrol Rafine AS	2,467	45,061
Turk Sise ve Cam Fabrikalari AS *	3,041	9,303
Turkcell Iletisim Hizmetleri AS - ADR	3,371	40,452
Turkiye Garanti Bankasi AS	19,387	56,658
Turkiye Is Bankasi AS	14,137	81,569
Turkiye Vakiflar Bankasi Tao	7,872	36,283
Ulker Gida Sanayi ve Ticaret AS	1,484	3,790
Vestel Elektronik Sanayi AS *	1,632	4,301
Yapi ve Kredi Bankasi AS *	13,081	25,546

		628,460
United Kingdom - 17.36%
3i Group PLC	9,994	180,891
Aegis Group PLC	19,151	46,539
Aggreko PLC	6,402	34,343

The accompanying notes are an integral part of the financial statements. 252

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
United Kingdom (continued)
AMEC PLC	6,569	$40,362
Amvescap PLC	14,973	154,375
Anglo American PLC	29,422	1,271,594
ARM Holdings PLC	26,923	60,817
Arriva PLC	3,852	43,598
AstraZeneca Group PLC	32,720	2,118,706
Astro All Asia Networks PLC, GDR	9,800	12,673
Aviva PLC	52,528	737,420
BAE Systems PLC	67,742	477,435
Barclays PLC	134,626	1,683,808
Barratt Developments PLC	5,310	100,353
BBA Group PLC	9,142	46,345
Bellway PLC	2,214	51,171
Berkeley Group Holdings PLC *	1,981	48,310
BG Group PLC	72,301	944,175
BHP Billiton PLC	50,646	964,377
BICC PLC	9,818	69,709
BOC Group PLC	10,751	330,285
Boots Group PLC	17,506	256,752
Bovis Homes Group PLC	2,613	41,629
BP PLC	414,151	4,703,280
Brambles Industries, Ltd.	15,637	136,829
Britannic Group PLC	13,836	156,601
British Airways PLC *	12,165	95,051
British American Tobacco Australasia, Ltd.	32,521	890,829
British Land Company PLC	11,032	286,454
British Sky Broadcasting Group PLC	24,787	264,282
Brixton PLC	5,015	50,227
BT Group PLC	175,127	821,179
Bunzl PLC	6,926	85,967
Burberry Group PLC	9,066	82,521
Cadbury Schweppes PLC	44,071	468,633
Capita Group PLC	14,192	147,672
Carnival PLC	3,450	147,859
Carphone Warehouse	8,921	47,728
Cattles PLC	7,748	48,416
Centrica PLC	74,743	419,431
Charter Plc *	3,680	53,692
Close Brothers Group PLC	2,373	41,258
Cobham PLC	22,160	72,399
Collins Stewart Tullett PLC	4,719	70,063
Compass Group PLC	44,063	213,948
Cookson Group PLC	4,568	47,488
Corus Group PLC	18,434	137,547
CSR PLC * (a)	2,781	62,001
Daily Mail and General Trust PLC	6,226	68,218
Davis Service Group PLC	4,197	38,661
De La Rue PLC	3,325	33,965
Diageo PLC	59,050	1,050,266
Dixons Group PLC	39,705	154,834
Electrocomponents PLC	8,643	39,294
EMAP PLC	5,016	68,319

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
United Kingdom (continued)
EMI Group PLC	15,447	$78,676
Enterprise Inns PLC	6,717	130,841
First Choice Holidays PLC	11,680	47,158
FirstGroup PLC	7,722	68,598
FKI PLC	9,466	17,422
Friends Provident Ethical Investment
Trust PLC	33,279	117,747
Gallaher Group PLC	13,488	232,971
George Wimpey PLC	7,900	75,289
GKN PLC	14,104	81,830
GlaxoSmithKline PLC	120,927	3,422,898
Great Portland Estates PLC	3,281	35,263
Group 4 Securicor PLC	22,508	74,500
GUS PLC	18,580	344,779
Hammerson PLC	5,810	140,582
Hanson PLC	14,827	186,715
Hays PLC	29,667	76,891
HBOS PLC	79,424	1,515,376
HMV Group PLC	6,714	19,413
HSBC Holdings PLC	238,273	4,319,521
ICAP PLC	10,561	92,965
IMI PLC	6,793	65,353
Imperial Chemical Industries PLC	24,504	173,516
Imperial Tobacco Group PLC	14,211	489,295
Inchcape Plc	8,832	83,415
Intercontinental Hotels Group PLC	8,198	143,315
International Power PLC	30,333	183,201
Intertek Group PLC	3,065	40,288
Invensys PLC *	14,917	57,603
Investec PLC	1,458	74,274
ITV PLC	83,385	167,740
J Sainsbury PLC	31,197	211,563
Johnson Matthey PLC	4,753	119,437
Kesa Electricals PLC	10,401	61,236
Kingfisher PLC	50,398	226,252
Ladbrokes PLC	11,390	82,821
Land Securities Group PLC	9,982	359,638
Legal & General Group PLC	137,575	344,138
Liberty International PLC	5,498	118,914
Lloyds TSB Group PLC	116,032	1,151,065
Logicacmg PLC	25,682	76,090
London Stock Exchange Group PLC	3,108	68,168
Man Group PLC	37,602	302,029
Marks & Spencer Group PLC	34,908	393,442
Meggitt PLC	8,498	50,800
MFI Furniture Group PLC	9,729	15,638
Michael Page International PLC	7,525	49,421
Misys PLC	9,647	45,373
National Express Group PLC	2,690	42,190
National Grid PLC ADR	56,016	679,830
Next Group PLC	5,240	166,163
Old Mutual PLC	106,406	331,448

The accompanying notes are an integral part of the financial statements. 253

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
United Kingdom (continued)
Pearson PLC	17,178	$244,096
Persimmon PLC (a)	5,618	133,051
Premier Farnell PLC	6,379	22,782
Provident Financial PLC	5,072	63,196
Prudential Corp. PLC	49,448	554,498
Punch Taverns PLC	5,573	98,009
Rank Group PLC	12,301	49,958
Reckitt Benckiser PLC	12,793	530,514
Reed Elsevier PLC	27,064	290,104
Rentokil Initial PLC	39,643	113,305
Reuters Group PLC	28,199	216,712
Rexam PLC	11,508	118,869
Rio Tinto PLC	21,796	1,101,631
Rolls-Royce Group PLC *	36,219	300,566
Royal & Sun Alliance PLC	63,688	167,794
Royal Bank of Scotland Group PLC	66,069	2,239,614
SAB Miller PLC	18,509	364,235
Schroders PLC	2,444	42,260
Scottish & Newcastle PLC	17,139	179,478
Scottish & Southern Energy PLC	17,987	411,958
Scottish Power PLC *	30,492	359,911
Serco Group PLC	9,062	60,678
Severn Trent PLC	7,147	178,779
Signet Group PLC	36,125	73,529
Slough Estates PLC	9,210	115,105
Smith & Nephew PLC	19,062	165,077
Smiths Group PLC	12,146	198,701
Sportingbet PLC	8,330	40,129
SSL International PLC	3,083	17,037
Stagecoach Group PLC	17,628	38,898
Standard Life PLC *	45,492	227,593
Tate & Lyle PLC	10,562	147,171
Taylor Woodrow PLC	11,561	75,432
Tesco PLC	162,736	1,167,833
The Sage Group PLC	26,621	121,156
Tomkins PLC	17,228	93,236
Travis Perkins PLC	2,254	72,290
Trinity Mirror PLC	5,754	49,912
Unilever PLC	25,897	618,738
United Business Media PLC	5,512	64,694
United Utilities PLC	18,612	243,053
Vodafone Group PLC *	1,096,764	2,373,189
Whitbread PLC *	4,560	106,173
William Hill PLC	7,627	92,201
Wolseley PLC	12,519	272,674
WPP Group PLC	25,177	306,515
Xstrata PLC	9,703	435,229
Yell Group PLC	16,291	164,245
Yorkshire Water PLC	8,139	127,730

		53,423,208

International Equity Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
United States - 0.02%
Southern Copper Corp. (a)	700	$64,624

TOTAL COMMON STOCKS (Cost $262,450,713)		$291,334,729

PREFERRED STOCKS - 0.76%
Brazil - 0.48%
Aracruz Celulose SA	1,300	6,710
Banco Bradesco SA	9,700	314,958
Banco Itau Holding Financeira SA *	11,000	331,477
Braskem SA, A Shares	2,500	16,291
Centrais Eletricas Brasileiras SA	900,000	17,994
Cia de Bebidas das Americas, ADR	2,916	130,812
Cia de Bebidas das Americas	50,000	22,492
Cia de Gas de Sao Paulo	50,000	7,170
Cia de Tecidos do Norte de Minas - Coteminas	90,000	8,155
Cia Paranaense de Energia *	1,700,000	18,304
Cia Vale do Rio Doce	6,500	120,906
Duratex SA *	1,500	15,065
Eletropaulo Metropolitana de Sao Paulo SA *	160,000	7,099
Embratel Participacoes SA	5,800,000	18,261
Gol Linhas Aereas Inteligentes SA	1,100	38,029
Klabin SA, ADR	12,000	23,880
Lojas Americanas SA	500,000	22,189
Petroleo Brasileiro SA	9,200	184,795
Sadia SA, ADR	9,000	24,174
Tam SA	1,440	44,725
Telemig Celular Participacoes SA	5,300,000	8,839
Telesp Celular Participacoes SA *	7,300	22,915
Tim Participacoes SA	13,200,000	37,983
Usinas Siderurgicas de Minas Gerais SA	800	25,120
Votorantim Celulose e Papel SA *	600	9,768
Weg SA	3,400	14,453

		1,492,564
Germany - 0.17%
Henkel KGaA-Vorzug, Non-Voting (a)	1,204	153,544
Porsche AG, Non-Voting	161	164,811
RWE AG, Non-Voting	766	63,224
Volkswagen AG, Non-Voting	2,291	129,950

		511,529
Italy - 0.02%
Unipol SpA	18,278	55,123
South Africa - 0.00%
Lereko Mobility Proprietary, Ltd.	64	355
South Korea - 0.09%
Hyundai Motor Company	820	41,027
LG Electronics, Inc.	310	12,012
Samsung Electronics Company, Ltd.	450	234,046

		287,085

TOTAL PREFERRED STOCKS (Cost $2,090,045)		$2,346,656

The accompanying notes are an integral part of the financial statements. 254

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

International Equity Index Fund (continued)
		Shares or
		Principal
		Amount	Value

WARRANTS - 0.00%
Hong Kong - 0.00%
China Overseas Land & Investment, Ltd.
(Expiration Date 07/18/07, strike price
HKD$4.5)		7,365	$1,089
Indonesia - 0.00%
Bank Pan Indonesia Tbk PT
(Expiration Date 10/07/2009, strike
price IDR$400.00)		25,750	494
Switzerland - 0.00%
Swisscom AG
(Expiration Date 09/13/06, strike price
CHF$450.00)		396	1,005

TOTAL WARRANTS (Cost $1,149)			$2,588

RIGHTS - 0.00%
Italy - 0.00%
Autostrade (Expiration Date 09/08/06, price
EUR$21.31)		5,934	7

TOTAL RIGHTS (Cost $0)			$7

SHORT TERM INVESTMENTS - 22.75%
AIM Short-Term Investment Trust,
STIC Prime Portfolio, Institutional
Class		$7,686,963	$7,686,963
Canfor Pulp Income Fund		180	1,960
CI Financial Income Fund		1,500	40,867
Enerplus Resources Fund	CAD	2,600	150,951
Federated Prime Obligations Fund		$3,019,133	3,019,133
State Street Navigator Securities Lending
Prime Portfolio (c)		59,053,314	59,053,314
Yellow Pages Income Fund	CAD	4,800	63,456

TOTAL SHORT TERM INVESTMENTS
(Cost $70,017,171)			$70,016,644

Total Investments (International Equity Index Fund)
(Cost $334,559,078) - 118.18%			$363,700,624
Liabilities in Excess of Other Assets - (18.18)%			(55,941,607)

TOTAL NET ASSETS - 100.00%			$307,759,017

International Opportunities Fund
		Shares or
		Principal
		Amount	Value

COMMON STOCKS - 98.18%
Australia - 1.08%
CSL, Ltd. (a)		155,965	$6,050,422
Austria - 1.00%
Erste Bank der Oesterreichischen
Sparkassen AG		93,292	5,633,027
Bermuda - 2.05%
Esprit Holdings, Ltd.		1,381,000	11,489,170

International Opportunities Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Brazil - 2.08%
Gafisa SA *	251,932	$3,295,152
Unibanco - Uniao De Bancos
Brasileiros SA, ADR	115,595	8,363,298

		11,658,450
Canada - 3.11%
Canadian National Railway Company	135,653	5,800,522
Shoppers Drug Mart Corp.	277,186	11,679,558

		17,480,080
China - 1.27%
CNOOC, Ltd., ADR (a)	81,882	7,137,654
France - 9.55%
JC Decaux SA (a)	211,496	5,857,543
LVMH Moet Hennessy SA (a)	127,355	13,090,533
Vallourec SA (a)	64,182	14,368,345
Veolia Environnement SA (a)	362,533	20,289,953

		53,606,374
Germany - 6.36%
Continental AG	227,658	24,317,831
Hypo Real Estate Holding AG	183,335	11,351,315

		35,669,146
Hong Kong - 1.42%
Shangri-La Asia, Ltd.	4,035,778	7,991,691
India - 0.90%
ICICI Bank, Ltd., SADR (a)	188,393	5,028,209
Italy - 1.22%
Banca Intesa SpA	421,250	2,818,363
San Paolo-IMI SpA	192,547	4,029,726

		6,848,089
Japan - 18.12%
Credit Saison Company, Ltd.	247,476	11,155,452
Daikin Industries, Ltd. (a)	114,205	3,493,638
Marubeni Corp. (a)	2,332,000	12,459,324
Mitsubishi UFJ Financial Group, Inc.	802	10,934,344
Mitsui Trust Holdings, Inc.	484,000	5,666,704
Nippon Electric Glass Company, Ltd. (a)	413,305	10,037,231
Nomura Securities Company, Ltd.	145,000	2,804,738
Sega Sammy Holdings, Inc.	336,518	11,498,762
Seiyu, Ltd. * (a)	1,355,000	2,609,433
Sumitomo Realty &
Development Company, Ltd. (a)	320,958	9,462,866
Toyota Motor Corp. (a)	224,335	12,176,848
Yamada Denki Company, Ltd. (a)	87,428	9,386,842

		101,686,182
Mexico - 4.82%
America Movil S.A. de C.V., Series L	445,113	16,607,166
Cemex SA, ADR *	360,693	10,420,421

		27,027,587
Netherlands - 1.53%
ING Groep NV	198,992	8,591,418

The accompanying notes are an integral part of the financial statements. 255

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

International Opportunities Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Norway - 1.45%
Acergy SA * (a)	462,291	$8,153,861
Singapore - 3.50%
CapitaLand, Ltd. (a)	1,782,587	5,393,195
DBS Group Holdings, Ltd.	1,245,000	14,243,946

		19,637,141
South Korea - 2.75%
Samsung Electronics Company, Ltd.,
GDR-London	45,465	15,458,100
Sweden - 1.45%
Telefonaktiebolaget LM Ericsson, SADR (a)	243,395	8,129,393
Switzerland - 19.27%
ABB, Ltd.	817,740	10,837,358
Lonza Group AG	212,711	13,845,095
Nestle SA	40,676	13,954,865
Roche Holdings AG NPV (a)	122,604	22,549,119
Syngenta AG *	159,607	23,377,632
UBS AG (a)	417,353	23,562,160

		108,126,229
United Kingdom - 15.25%
BAE Systems PLC	2,099,139	14,794,395
BP PLC	1,241,209	14,095,713
Carphone Warehouse	989,562	5,294,237
Diageo PLC	965,296	17,168,799
Man Group PLC	1,259,573	10,117,211
Reckitt Benckiser PLC	343,106	14,228,287
Tesco PLC	1,373,717	9,858,125

		85,556,767

TOTAL COMMON STOCKS (Cost $483,415,694)		$550,958,990

SHORT TERM INVESTMENTS - 19.15%
State Street Navigator Securities
Lending Prime Portfolio (c)	$107,481,210	$107,481,210

TOTAL SHORT TERM INVESTMENTS
(Cost $107,481,210)		$107,481,210

REPURCHASE AGREEMENTS - 1.69%
Repurchase Agreement with State
Street Corp. dated 08/31/2006 at
3.95% to be repurchased at
$9,471,039 on 9/1/2006,
collateralized by $9,625,000
Federal Home Loan Mortgage
Corp., 2.75% due 12/28/2006
(valued at $9,661,094, including
interest) (c)	$9,470,000	$9,470,000

TOTAL REPURCHASE AGREEMENTS
(Cost $9,470,000)		$9,470,000

Total Investments (International Opportunities Fund)
(Cost $600,366,904) - 119.02%		$667,910,200
Liabilities in Excess of Other Assets - (19.02)%		(106,749,490)

TOTAL NET ASSETS - 100.00%		$561,160,710

The portfolio had the following five top industry concentrations as of
August 31, 2006 (as a percentage of total net assets):
Financial Services	10.22%
Banking	8.38%
Chemicals	6.63%
Electronics	5.49%
Liquor	5.39%

International Small Cap Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 90.78%
Australia - 3.52%
Billabong International, Ltd. (a)	324,316	$3,661,826
Downer EDI, Ltd. (a)	347,100	1,490,838
PaperlinX, Ltd. (a)	2,195,958	5,763,019
Repco Corp., Ltd. (a)	3,310,055	3,005,036

		13,920,719
Belgium - 1.20%
Barco N.V.	53,950	4,755,171
Bermuda - 5.37%
Bio-Treat Technology, Ltd. (a)	4,517,612	2,426,354
Giordano International, Ltd.	6,390,365	3,623,723
Ngai Lik Industrial Holding, Ltd.	18,284,513	1,669,292
People's Food Holdings, Ltd. (a)	10,481,174	7,194,857
Texwinca Holdings, Ltd.	5,486,907	3,598,226
Yue Yuen Industrial Holdings, Ltd.	953,833	2,759,596

		21,272,048
Brazil - 0.58%
Companhia de Saneamento de Minas Gerais *	244,500	2,284,246
Canada - 9.65%
ATS Automation Tooling Systems, Inc. *	331,900	3,559,981
Domtar, Inc. *	431,222	2,747,133
Dorel Industries, Inc., Class B *	164,900	3,875,705
Legacy Hotels Real Estate Investment, REIT	624,001	4,877,430
Linamar Corp.	98,217	1,202,585
MDS, Inc.	332,277	6,692,680
North West Company	155,533	6,240,153
Open Text Corp. *	357,953	5,828,684
Quebecor World, Inc.	285,346	3,176,671

		38,201,022
Cayman Islands - 0.33%
TCL Communication Technology Holdings,
Ltd. *	37,286,192	1,294,501
China - 2.14%
BYD Company, Ltd., H Shares *	993,269	2,247,865
China Oilfield Services Ltd., H shares	8,017,031	4,494,597
Sinotrans, Ltd., Class H	5,482,000	1,734,063

		8,476,525
Denmark - 2.45%
Vestas Wind Systems AS *	347,110	9,702,461
Finland - 2.34%
Amer Sports Oyj (a)	237,854	5,279,167

The accompanying notes are an integral part of the financial statements. 256

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

International Small Cap Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Finland (continued)
Huhtamaki Oyj (a)	227,926	$3,997,484

		9,276,651
Germany - 3.05%
Jenoptik AG * (a)	737,145	6,534,940
Vossloh AG (a)	110,805	5,557,912

		12,092,852
Hong Kong - 5.02%
China Pharmaceutical Group, Ltd. *	8,402,384	1,080,422
China Resource Power Holdings, Ltd.	4,873,273	4,311,217
Chitaly Holdings, Ltd.	9,456,729	1,532,153
Dah Sing Financial Group	463,574	3,975,901
Fountain Set Holdings, Ltd.	11,313,425	2,836,739
Lerado Group Holdings	12,649,682	1,089,796
Travelsky Technology, Ltd.	2,277,566	2,662,107
Weiqiao Textile Company, Ltd.	2,136,106	2,370,414

		19,858,749
Indonesia - 0.48%
Astra International Tbk PT	1,560,881	1,900,382
Japan - 4.96%
Meitec Corp. (a)	114,611	3,701,382
Nichii Gakkan Company, Ltd. (a)	373,866	5,903,231
Sohgo Security Services Company, Ltd. (a)	462,573	8,513,977
Tokyo Individualized Educational Institute, Inc. (a)	509,085	1,509,621

		19,628,211
Luxembourg - 0.55%
Thiel Logistik AG *	577,341	2,178,762
Mexico - 0.51%
Promotora Ambiental SA de CV *	2,307,500	2,008,452
Netherlands - 6.96%
Aalberts Industries NV	46,833	3,858,276
Draka Holdings * (a)	216,668	3,927,535
Imtech NV	44,668	2,407,373
OPG Groep NV	68,477	6,447,301
Pyaterochka Holding NV, GDR-USD *	31,845	566,841
Pyaterochka Holding NV-GBP *	108,308	1,917,052
SBM Offshore NV	117,904	3,229,242
Vedior NV	280,804	5,187,116

		27,540,736
Norway - 0.80%
Prosafe ASA (a)	47,544	3,170,051
Singapore - 2.87%
Huan Hsin Holdings, Ltd.	3,335,298	1,112,967
Osim International (a)	4,045,008	4,499,310
Venture Corp., Ltd. (a)	777,229	5,730,539

		11,342,816
South Korea - 7.87%
Daeduck Electronics Company, Ltd.	448,800	3,860,796
Daegu Bank	405,850	6,796,885
Halla Climate Control Company, Ltd.	600,100	6,710,433

International Small Cap Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
South Korea (continued)
Pusan Bank	495,420	$6,364,422
Sindo Ricoh Company, Ltd.	78,430	4,111,793
Youngone Corp.	747,110	3,322,302

		31,166,631
Sweden - 1.21%
D. Carnegie & Company AB	270,066	4,808,695
Switzerland - 2.14%
Kuoni Reisen Holding AG, Series B *	4,610	2,410,189
Verwaltungs-und Privat-Bank AG	25,155	6,076,185

		8,486,374
Taiwan - 9.04%
Acbel Polytech, Inc.	5,100,000	1,305,268
D-Link Corp.	9,796,599	9,618,230
Fu Sheng Industrial Company, Ltd.	4,922,320	4,323,993
Giant Manufacturing Company, Ltd.	850,000	1,202,696
KYE System Corp.	3,118,087	2,355,222
Pihsiang Machinery Mfg. Company, Ltd.	1,900,000	3,817,441
Taiwan Fu Hsing	2,886,000	2,693,097
Taiwan Green Point Enterprises Company, Ltd.	2,441,796	6,345,895
Test-Rite International Company, Ltd.	7,155,672	4,132,581

		35,794,423
Thailand - 3.43%
BEC World PCL	5,959,479	2,902,421
Glow Energy PCL	6,865,525	5,207,384
Total Access Communication PCL * (a)	1,366,012	5,464,048

		13,573,853
United Kingdom - 12.05%
Bodycote International	1,043,903	4,636,762
Burberry Group PLC	336,989	3,067,365
DS Smith PLC	1,108,462	3,310,459
DX Services PLC	1,343,454	10,592,907
Future PLC	3,705,200	2,237,810
Game Group PLC	6,340,196	11,095,792
iSOFT Group PLC (a)	3,586,009	3,530,121
John Wood Group PLC	801,703	3,496,155
Yule Catto & Company PLC	1,287,994	5,727,080

		47,694,451
United States - 2.26%
GSI Group, Inc. *	381,584	3,438,072
Quebecor World, Inc. (a)	146,526	1,636,695
Steiner Leisure, Ltd. *	100,245	3,857,428

		8,932,195

TOTAL COMMON STOCKS (Cost $330,340,974)		$359,360,977

SHORT TERM INVESTMENTS - 12.42%
State Street Navigator Securities
Lending Prime Portfolio (c)	$49,186,127	$49,186,127

TOTAL SHORT TERM INVESTMENTS
(Cost $49,186,127)		$49,186,127

The accompanying notes are an integral part of the financial statements. 257

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

International Small Cap Fund (continued)
	Shares or
	Principal
	Amount	Value

REPURCHASE AGREEMENTS - 6.78%
Repurchase Agreement with State
Street Corp. dated 08/31/2006 at
3.95% to be repurchased at
$26,835,944 on 09/01/2006,
collateralized by $27,200,000
Federal National Mortgage
Association, 5.125% due
12/15/2008 (valued at
$27,370,000, including interest) (c)	$26,833,000	$26,833,000

TOTAL REPURCHASE AGREEMENTS
(Cost $26,833,000)		$26,833,000

Total Investments (International Small Cap Fund)
(Cost $406,360,101) - 109.98%		$435,380,104
Liabilities in Excess of Other Assets - (9.98)%		(39,515,014)

TOTAL NET ASSETS - 100.00%		$395,865,090

The portfolio had the following five top industry concentrations as of August 31, 2006 (as a percentage of total net assets):

Electrical Equipment	5.84%
Banking	4.86%
Apparel & Textiles	4.76%
Business Services	4.40%
Software	4.03%

International Small Company Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 98.09%
Australia - 5.79%
ABB Grain, Ltd.	31,091	$158,446
Adelaide Bank, Ltd. (a)	21,763	225,635
Adelaide Brighton, Ltd. (a)	105,031	189,102
Adsteam Marine, Ltd. (a)	56,048	108,608
Alesco Corp., Ltd. (a)	17,181	118,620
Allegiance Mining NL *	149,191	35,853
Amadeus Energy, Ltd. *	46,767	38,890
Amalgamated Holdings, Ltd.	10,448	40,173
Ansell, Ltd. (a)	30,331	217,974
Aquila Resources, Ltd. *	8,911	45,752
ARB Corp., Ltd.	16,596	43,048
ARC Energy, Ltd. *	36,745	43,170
Aspen Group (a)	36,202	43,084
Ausdrill, Ltd. *	39,839	47,869
Auspine, Ltd.	13,590	43,545
Austal, Ltd. *	37,191	90,794
Austar United Communications, Ltd. * (a)	85,750	76,213
Austereo Group, Ltd. (a)	68,999	98,172
Australian Agricultural Company, Ltd.	54,556	76,582
Australian Infrastructure Fund (a)	68,600	113,043
Australian Pipeline Trust (a)	53,406	196,383

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Australia (continued)
Australian Worldwide Exploration, Ltd. * (a)	74,302	$185,360
AVJennings, Ltd.	46,840	38,771
Babcock & Brown Environmental
Investments, Ltd. *	19,026	32,223
Ballarat Goldfields NL *	289,292	51,865
Bank of Queensland, Ltd. (a)	19,912	232,268
BayCorp Advantage, Ltd. (a)	39,472	88,232
Beach Petroleum, Ltd.	90,933	116,546
Bendigo Mining, Ltd. * (a)	31,918	38,595
Biota Holdings, Ltd. *	39,986	37,674
Bolnisi Gold NL	53,676	100,326
Boom Logistics, Ltd.	25,797	82,265
Bradken, Ltd.	22,400	99,800
Cabcharge Australia, Ltd.	19,412	111,071
Campbell Brothers, Ltd.	10,068	142,864
Candle Australia, Ltd. *	16,055	42,869
CBH Resources, Ltd. * (a)	158,181	54,304
Cellestis, Ltd. *	15,855	38,465
Citigold Corp, Ltd. *	151,498	60,100
City Pacific, Ltd. (a)	14,563	50,773
Commander Communications, Ltd. * (a)	51,087	76,779
Compass Resources NL *	15,577	49,674
ConnectEast Group *	204,500	180,195
Consolidated Rutile, Ltd.	52,500	24,632
Corporate Express Australia, Ltd. (a)	17,731	68,311
Count Financial, Ltd. (a)	24,455	41,791
Crane Group, Ltd. (a)	14,788	124,099
David Jones, Ltd. (a)	90,909	244,821
Downer EDI, Ltd. (a)	186,934	802,905
Duet Group	70,700	145,630
Energy Developments, Ltd.	25,952	88,105
Envestra, Ltd.	141,700	124,318
Equigold NL	27,470	30,597
FKP Property Group	36,437	148,718
Fleetwood Corp., Ltd.	7,891	41,779
Flight Centre, Ltd. * (a)	15,759	138,379
Forest Enterprises Australia, Ltd. *	81,488	36,679
Funtastic, Ltd. (a)	32,287	37,687
Futuris Corp., Ltd. (a)	80,039	130,672
Gindalbie Metals, Ltd. *	112,045	41,457
GrainCorp., Ltd.	3,774	23,321
GRD, Ltd. *	30,341	51,850
Great Southern Plantations, Ltd. (a)	42,877	89,955
GUD Holdings, Ltd. (a)	13,336	71,930
Gunns, Ltd. (a)	55,706	117,295
GWA International, Ltd. (a)	49,659	117,443
Hardman Resources, Ltd. * (a)	123,098	135,702
Herald Resources, Ltd. *	17,198	14,826
Hills Industries, Ltd. (a)	35,500	135,415
Horizon Oil, Ltd. *	153,662	40,444
Housewares International, Ltd.	38,553	45,295
HPAL, Ltd. (a)	31,154	38,266
The accompanying notes are an integral part of the financial statements. 258

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Australia (continued)
IBA Health, Ltd.	60,537	$40,180
IBT Education, Ltd.	26,000	34,910
Incitec Pivot, Ltd.	11,723	228,059
Independence Group NL *	19,208	50,702
Indophil Resources NL *	72,190	45,436
Infomedia, Ltd.	87,333	49,304
Integrated Group, Ltd. *	18,608	29,812
Invocare, Ltd. (a)	11,197	44,419
IOOF Holdings, Ltd.	13,384	86,586
Iress Market Technology, Ltd. (a)	19,452	86,072
IWL, Ltd.	11,971	41,371
JB Hi-Fi, Ltd. (a)	21,677	82,522
Jubilee Mines NL (a)	15,147	106,081
Just Group, Ltd.	31,400	82,405
Kingsgate Consolidated, Ltd. (a)	11,709	47,522
MacArthur Coal, Ltd.	24,217	92,191
Macmahon Holdings, Ltd.	112,511	70,384
Miller's Retail, Ltd. *	64,163	79,788
Minara Resources, Ltd. (a)	21,175	57,833
Mincor Resources NL	54,880	51,079
Mineral Deposits, Ltd. *	39,608	43,059
Monadelphous Group, Ltd. (a)	15,546	82,072
Mortgage Choice, Ltd.	74	148
Mount Gibson Iron, Ltd. * (a)	64,184	35,990
New Hope Corp., Ltd.	144,455	148,776
Nido Petroleum, Ltd. *	256,103	40,053
Oakton, Ltd.	15,760	43,885
OAMPs, Ltd.	31,615	88,999
Oceana Gold, Ltd. * (a)	73,000	43,996
Pacifica Group, Ltd. (a)	44,486	50,908
Pan Australian Resources, Ltd. * (a)	123,891	26,465
PaperlinX, Ltd. (a)	191,164	501,686
Peet & Company, Ltd.	16,000	45,164
Peptech, Ltd. *	37,842	35,798
Perilya, Ltd. (a)	22,014	51,727
Perseverance Corp., Ltd. *	143,419	37,201
Petsec Energy, Ltd. *	36,147	72,251
Pharmaxis, Ltd. *	50,510	84,775
PMP, Ltd. *	52,337	60,690
Primary Health Care, Ltd. (a)	21,521	193,080
Prime Television, Ltd. *	3,886	11,562
Programmed Maintenance Services, Ltd.	14,398	49,319
pSivida, Ltd. *	95,189	27,232
RCR Tomlinson, Ltd.	22,598	37,238
Rebel Sport, Ltd.	25,251	64,342
Resolute Mining, Ltd. *	36,122	43,265
Ridley Corp., Ltd. *	45,977	41,565
Roc Oil Company, Ltd. * (a)	41,843	122,900
Rural Press, Ltd.	22,812	192,480
S8, Ltd.	12,095	32,665
SAI Global, Ltd.	16,292	42,259
Sally Malay Mining, Ltd. *	43,373	37,391

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Australia (continued)
Select Harvests, Ltd.	5,918	$61,853
ServCorp, Ltd. (a)	13,939	62,635
Silex Systems, Ltd. *	13,874	40,962
Sino Gold, Ltd. * (a)	25,236	92,027
Sino Strategic International, Ltd. *	11,948	27,254
Skilled Group, Ltd.	12,505	51,516
Smorgon Steel Group, Ltd. (a)	39,905	53,581
SMS Management & Technology, Ltd. *	12,633	35,660
Southern Cross Broadcasting Australia, Ltd.	5,074	44,903
Spotless Group, Ltd. (a)	44,521	146,050
St. Barbara, Ltd. *	100,516	38,725
Straits Resources, Ltd.	31,023	95,616
STW Communications Group, Ltd. (a)	36,346	75,421
Summit Resources, Ltd. *	45,100	51,438
Sunland Group, Ltd.	50,746	89,043
Ten Network Holdings, Ltd. *	85,802	177,392
Thakral Holdings Group	137,513	86,025
The Reject Shop, Ltd.	8,900	48,276
TimberCorp., Ltd. (a)	49,460	103,766
Transfield Services, Ltd.	27,997	178,561
UXC, Ltd. *	52,216	46,209
Vision Group Holdings, Ltd.	10,200	30,504
Vision Systems, Ltd. (a)	61,645	99,231
Western Areas NL *	27,319	62,525
WHK Group, Ltd.	18,862	84,180

		12,793,247
Austria - 1.00%
Palfinger AG	437	43,046
RHI AG *	2,744	94,110
Wienerberger Baustoffindustrie AG	43,216	2,071,494

		2,208,650
Belgium - 0.75%
Barco N.V.	1,899	167,378
Bekaert SA	500	48,995
CFE (CIE Francois D'enter)	75	72,150
Deceuninck NV	4,147	108,860
Duvel Moortgat SA	873	43,610
Econocom Group	5,040	38,684
Euronav NV (a)	3,000	103,926
Exmar NV	1,797	56,781
Icos Vision Systems NV *	922	35,372
Innogenetics *	3,366	40,175
Ion Beam Applications *	2,557	39,024
Melexis NV	4,995	82,685
Nord-Sumatra Investissements *	47	40,284
Omega Pharma SA	5,762	331,623
Option NV * (a)	3,580	93,564
Quick Restaurants SA	2,405	88,144
Recticel SA	3,266	38,480
SA D'Ieteren Trading NV	569	189,616

The accompanying notes are an integral part of the financial statements. 259

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Belgium (continued)
Van De Velde NV	870	$38,007

		1,657,358
Bermuda - 0.51%
Cafe de Coral Holdings, Ltd.	58,000	88,451
China Oriental Group Company, Ltd.	134,000	27,568
Digital China Holdings, Ltd.	141,000	49,134
Giordano International, Ltd.	1,113,708	631,540
South China Morning Post, Ltd.	146,000	54,443
Texwinca Holdings, Ltd.	423,961	278,027

		1,129,163
Brazil - 2.17%
Aracruz Celulose SA, ADR (a)	92,153	4,785,505
Canada - 5.67%
Aastra Technologies, Ltd. *	4,100	107,441
Agricore United	5,400	38,061
Algoma Steel, Inc. *	5,400	179,813
Angiotech Pharmaceuticals, Inc. *	3,200	38,025
ATS Automation Tooling Systems, Inc. *	2,800	30,033
Ballard Power Systems, Inc. *	21,400	131,109
BPO Properties, Ltd.	1,050	47,915
CAE, Inc.	298,402	2,553,533
Calfrac Well Services, Ltd.	1,600	36,593
Canadian Western Bank	5,517	219,653
Cardiome Pharma Corp. *	11,800	163,141
Cascades, Inc.	17,950	197,886
Catalyst Paper Corp. *	43,000	123,562
Centurion Energy International, Inc. *	5,700	37,857
CHUM, Ltd., Class B	1,200	50,802
Cogeco Cable Inc.	1,500	34,211
Denison Mines, Inc. *	3,200	42,940
Domtar, Inc. *	381,188	2,428,388
Dorel Industries, Inc., Class B *	1,800	42,306
Dundee Corp., Class A *	1,300	52,451
Dundee Wealth Management, Inc.	21,542	214,125
Emergis, Inc. *	20,420	97,981
Enerflex Systems, Ltd.	10,300	306,119
Forzani Group, Ltd. *	8,400	127,824
Galleon Energy, Inc. *	9,650	165,680
High River Gold Mines, Ltd. *	48,300	104,749
Hummingbird, Ltd. *	1,800	49,869
Imax Corp. *	9,300	42,019
Kingsway Financial Services, Inc.	15,200	312,612
Labopharm Inc. *	12,200	88,966
Laurentian Bank of Canada	6,400	169,448
Leon's Furniture, Ltd.	811	31,842
Linamar Corp.	39,306	481,269
LionOre Mining International, Ltd. *	44,138	277,595
Martinrea International, Inc. *	14,200	96,236
MEGA Brands, Inc. *	2,100	43,835
MOSAID Technologies, Inc.	1,600	41,914
North American Palladium, Ltd. *	10,150	77,410

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Canada (continued)
Northern Orion Resources, Inc. *	37,700	$175,785
Open Text Corp. *	71,989	1,172,224
Pason Systems, Inc.	1,500	22,392
Patheon, Inc. *	21,400	99,395
Petrobank Energy & Resources, Ltd. *	12,700	175,584
QLT, Inc. *	24,600	188,059
Quebecor World, Inc.	55,545	618,366
Reitman's Canada, Ltd., Class A	400	7,551
Saskatchewan Wheat Pool *	20,300	141,246
ShawCor, Ltd.	2,500	42,245
Sierra Wireless, Inc. *	6,250	72,290
Stantec, Inc. *	10,100	182,442
Tesco Corp. *	7,300	118,671
Tundra Semiconductor Corp. *	2,300	24,691
Uni-Select, Inc.	4,200	117,235
Zarlink Semiconductor, Inc. *	33,700	72,781

		12,516,170
China - 0.03%
Solomon Systech International, Ltd.	320,000	67,893
Denmark - 1.02%
Alm. Brand Skadesforsikring A/S *	3,700	200,818
Amagerbanken A/S	1,350	91,908
AS Det Ostasiatiske Kompagni	4,300	183,794
Bang & Olufsen AS - B Series (a)	2,100	214,991
Bavarian Nordic A/S *	1,050	69,323
Dalhoff Larsen & Horneman A/S	2,500	43,943
DFDS A/S	550	46,215
DiBa Bank A/S	110	35,086
EDB Gruppen	700	38,053
Fionia Bank A/S	125	29,624
Fluegger A/S	300	33,851
Forstaedernes Bank A/S	700	87,629
Genmab AS * (a)	5,200	193,504
Nordjyske Bank A/S	1,190	35,712
Pharmexa A/S *	10,600	31,083
Ringkjoebing Landbobank A/S (a)	535	86,974
Royal UNIBREW A/S	875	94,531
Satair A/S	1,000	39,099
Schouw & Company	2,450	128,353
SimCorp. A/S	1,150	190,503
Spar Nord Bank AS	12,250	270,990
TK Development Corp. *	6,500	66,322
Vestjysk Bank A/S	700	34,451

		2,246,757
Finland - 1.51%
Aldata Solution Oyj *	13,900	33,074
Amer Sports Oyj (a)	41,993	932,034
Aspo Oyj	4,950	37,930
eQ Oyj	3,000	12,703
Finnair OYJ	400	6,002
Finnlines OYJ	6,400	130,995

The accompanying notes are an integral part of the financial statements. 260

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Finland (continued)
F-Secure Oyj	13,850	$39,688
Huhtamaki Oyj (a)	45,417	796,547
KCI Konecranes Oyj	51,234	1,015,887
Olvi Oyj	2,000	42,855
Poyry Oyj	7,200	92,106
Ramirent Oyj	1,600	65,907
Uponor Oyj	3,000	81,514
Vaisala Oyj	1,800	59,869

		3,347,111
France - 3.32%
Ales Groupe	1,081	22,555
Alten *	3,914	119,266
Altran Technologies SA * (a)	16,346	156,411
April Group	2,848	141,724
Archos *	1,721	88,064
Assystem	4,109	101,239
Audika	1,625	38,457
Avanquest Software *	1,218	22,203
Bacou Dalloz	1,599	192,586
Beneteau SA	2,321	192,994
Bonduelle S.C.A. (a)	961	84,826
Bongrain SA	588	40,619
Bull SA * (a)	11,140	75,672
Canal Plus	16,823	173,888
Carbone Lorraine	2,556	133,668
Cegid (a)	1,808	76,302
CFF Recycling	3,722	140,175
Club Mediterranee * (a)	2,334	124,208
Compagnie Plastic-Omnium SA	915	39,680
Delachaux SA	1,765	99,347
Electricite de Strasbourg	1,094	224,060
Etam Developpement SA	1,713	128,194
Faurecia *	1,503	93,232
Fleury Michon SA	344	20,507
Foncia Groupe	1,152	55,986
Generale de Sante (a)	3,037	107,151
Geodis	799	135,124
GFI Informatique	9,954	69,780
GL Events	1,835	82,160
Groupe Crit	1,884	84,354
Groupe Go Sport *	364	31,850
Groupe Open *	2,447	43,668
Groupe Steria SCA (a)	2,803	140,131
Guerbet	558	88,871
Guyenne et Gascogne SA	1,445	176,071
IMS-Intl Metal Service	1,512	36,944
Ingenico *	4,381	99,254
IPSOS	1,456	53,680
Kaufman & Broad SA	2,353	132,443
Lafuma SA	416	34,910
Laurent-Perrier	1,018	75,076

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
France (continued)
Lectra	6,134	$38,136
LISI (a)	610	42,919
LVL Medical Groupe SA *	3,125	39,897
Manitou BF SA	3,693	158,027
Manutan (Societe)	1,304	83,407
Mr Bricolage	1,756	35,740
Nexans SA	4,405	366,281
Norbert Dentressangle	1,107	79,303
Orpea * (a)	2,098	144,929
Penauille Polyservices *	2,528	37,126
Petit Forestier	643	41,087
Pierre & Vacances	1,327	145,821
Pinguely-Haulotte	1,656	48,745
Provimi SA	2,418	86,301
Radiall SA	349	35,717
Rallye SA	5,515	268,092
Robertet SA	258	40,266
Rubis	1,582	125,170
SEB SA (a)	1,821	217,810
Sopra Group SA	2,126	153,934
Spir Communication	493	72,905
SR Teleperformance (a)	6,339	223,489
Stallergenes	2,320	88,145
STEF-TFE	799	44,156
Sucriere de Pithiviers-Le-Vieil	73	66,303
Synergie SA	816	35,178
Tessi SA	206	11,888
Toupargel-Agrigel	936	53,176
Trigano SA	2,853	141,243
Ubi Soft Entertainment SA *	2,883	153,572
Union Financiere de France BQE SA	725	44,054
Viel et Compagnie	7,076	38,290
Vilmorin et Compagnie	901	72,383
Virbac SA	1,389	78,094
Vranken - Pommery Monopole	721	41,505

		7,330,419
Germany - 3.68%
Aareal Bank AG *	5,955	265,714
Adlink Internet Media AG *	4,151	82,308
ADVA AG Optical Networking *	4,237	31,274
Aixtron AG *	20,549	77,022
Augusta Technologie AG *	2,266	35,510
AWD Holding AG (a)	4,069	129,611
Baader Wertpapierhandelsbank AG	6,179	68,927
Balda AG	3,189	32,391
Beate Uhse AG	5,482	33,662
Bechtle AG	3,518	74,347
Bilfinger Berger AG	2,926	160,204
Biotest AG	1,095	43,592
Boewe Systec AG (a)	1,342	77,494
CENTROTEC Sustainable AG *	1,081	32,166

The accompanying notes are an integral part of the financial statements. 261

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Germany (continued)
Comdirect Bank AG	8,396	$82,810
Conergy AG (a)	1,100	57,807
CTS Eventim AG	2,979	92,033
Curanum AG	4,385	39,715
Douglas Holding AG	8,523	379,862
Drillisch AG *	6,749	39,456
Duerr AG *	2,766	70,768
DVB Bank AG	11	2,842
EM.TV AG *	9,200	34,837
Epcos AG * (a)	17,467	242,440
Escada AG *	2,739	85,494
Evotec AG * (a)	8,820	38,926
Fielmann AG	1,902	99,272
Fuchs Petrolub AG	1,810	93,775
Gerry Weber International AG (a)	3,420	72,232
Gesco AG	829	42,314
GFK AG	2,880	121,248
GPC Biotech AG * (a)	5,604	81,296
Grenkeleasing AG	1,687	101,452
Hawesko Holding AG	716	40,485
Indus Holding AG (a)	2,245	75,474
IWKA AG * (a)	6,306	118,987
Jenoptik AG *	20,577	182,419
Kloeckner-Werke AG (a)	12,754	190,076
Kontron AG (a)	7,100	82,017
Krones AG	1,956	244,216
KSB AG *	139	42,854
KWS Saat AG	415	37,375
Leoni AG	5,350	186,772
Mania Technologie AG *	6,080	30,334
MasterFlex AG	1,234	35,155
Mediclin AG *	8,648	43,035
Medion AG (a)	5,908	70,288
Mobilcom AG * (a)	10,782	229,100
Morphosys AG *	835	46,882
MTU Aero Engines Holding AG	6,500	224,508
MVV Energie AG	7,457	214,636
Nemetschek AG	1,701	44,934
Norddeutsche Affinerie AG (a)	6,383	149,999
Pfeiffer Vacuum Technology AG	2,709	168,804
Pfleiderer AG	5,794	131,637
Qiagen AG * (a)	23,319	333,509
QSC AG * (a)	22,823	125,252
R Stahl AG	1,092	39,114
Rational AG	513	92,539
REpower Systems AG *	800	52,398
Rhoen-Klinikum AG	2,456	100,256
Sartorius AG	997	41,757
SGL Carbon AG * (a)	12,140	226,273
SHB Stuttgarter Finanz- und Beteiligungs AG	951	41,984
Singulus Technologies * (a)	6,859	89,411
Sixt AG (a)	2,811	137,510

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Germany (continued)
Software AG	5,638	$326,650
Strabag AG	320	43,351
Suess MicroTec AG *	4,728	44,878
Takkt AG	4,283	61,913
Techem AG	3,577	163,405
Vossloh AG (a)	7,123	357,285
Wincor Nixdorf AG	1,125	156,494
Wire Card AG *	12,980	84,186
Wuerttembergische Lebensversicherung AG	1,865	94,120

		8,125,073
Greece - 1.29%
Aspis Bank SA *	7,900	37,797
Astir Palace Hotel SA *	6,080	45,423
Athens Medical Center SA	8,110	42,121
Attica Holdings SA	16,150	74,376
Autohellas SA	8,930	43,638
Bank of Attica *	5,325	36,240
Bank of Greece	1,980	235,941
Blue Star Maritime SA	12,260	49,560
C. Rokas SA	3,530	78,303
Delta Holdings SA	5,900	92,533
Egnatia Bank SA	10,650	77,657
Ethniki General Insurance Company *	10,740	82,435
Forthnet SA *	3,580	32,974
Fourlis SA	2,950	43,625
Frigoglass SA	5,740	104,416
GEK Group of Companies, SA	4,450	39,279
Geniki Bank *	7,120	85,982
Halcor SA	19,210	88,468
Hellenic Technodomiki Tev SA	25,060	266,723
Heracles General Cement Company	4,800	88,422
Iaso SA	11,020	83,738
Intracom SA *	20,200	125,070
J&P-Avax SA	12,040	85,020
Lamda Detergent SA	6,403	40,791
Marfin Financial Group SA Holdings	3,000	100,933
Maritime Company of Lesvos *	23,670	39,061
Metka SA	4,120	39,423
Michaniki SA	17,800	71,955
Minoan Lines Shipping SA *	16,450	75,336
Mytilineos Holdings SA	3,990	102,084
Neochimiki Lv Lavrentiadis	2,640	44,039
Pantechniki SA	9,420	38,562
S&B Industrial Minerals SA	3,540	40,213
Sarantis SA	3,820	37,530
Terna SA	6,110	81,289
Viohalco SA	18,430	195,686

		2,846,643
Hong Kong - 2.37%
Allied Group, Ltd.	34,000	87,088
Allied Properties HK, Ltd.	56,000	61,063

The accompanying notes are an integral part of the financial statements. 262

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Hong Kong (continued)
Asia Financial Holdings, Ltd.	98,000	$52,044
Asia Satellite Telecom Holdings Company, Ltd.	331,720	567,302
Asia Standard International Group	1,150,000	35,342
Champion Technology Holdings, Ltd.	248,000	40,818
Chen Hsong Holdings	74,000	41,011
Chevalier International Holdings, Ltd.	32,000	38,349
China Aerospace International Holdings, Ltd. *	509,400	41,921
China Gas Holdings, Ltd.	248,000	41,137
China Green Holdings, Ltd.	93,000	40,898
China Insurance International Holdings
Company, Ltd. *	132,000	105,234
China Metal International Holdings, Inc.	108,000	40,273
China Pharmaceutical Group, Ltd. *	346,000	44,490
China Rare Earth Holdings, Ltd.	212,000	43,071
China Resources Logic, Ltd.	390,000	36,107
China Solar Energy Holdings, Ltd. *	540,000	34,718
Chinese People Gas Holdings Company, Ltd. *	654,000	29,013
Chow Sang Sang Holdings	108,000	48,189
CITIC 21CN Company, Ltd. *	296,000	35,016
CITIC Resources Holdings, Ltd. *	364,000	69,739
Clear Media, Ltd. *	37,000	41,867
COFCO International, Ltd.	106,000	71,285
Comba Telecom Systems Holdings, Ltd.	160,000	47,731
Cosco International Holdings, Ltd.	176,000	49,109
Dickson Concepts International, Ltd.	37,000	39,346
EganaGoldpfeil Holdings, Ltd.	130,000	59,342
Emperor Entertainment Hotel, Ltd.	165,000	38,402
Far East Consortium International, Ltd.	175,000	74,258
Fong's Industries Company, Ltd.	66,000	43,706
FU JI Food & Catering Services Holdings, Ltd.	45,000	70,709
Fubon Bank (Hong Kong), Ltd.	110,000	40,877
Fushan International Energy Group, Ltd. *	84,000	13,933
Global Bio-Chem Technology Group Company	236,000	78,596
Glorious Sun Enterprises, Ltd.	88,000	42,433
Golden Resorts Group, Ltd. *	100,000	24,303
GZI Transportation, Ltd. *	100,000	44,233
Harbour Centre Development, Ltd.	25,000	39,540
Heng Tai Consumables Group, Ltd.	325,000	30,089
HKR International, Ltd.	135,200	68,148
Hongkong Chinese, Ltd.	298,000	40,617
Hung Hing Printing Group, Ltd.	134,216	78,697
Hutchison Harbour Ring, Ltd.	494,000	35,572
I-CABLE Communications, Ltd.	179,000	33,374
Imagi International Holdings, Ltd. *	28,000	35,860
Integrated Distribution Services Group, Ltd.	24,000	41,106
K Wah International Holdings, Ltd.	210,000	68,317
Kingway Brewery Holdings, Ltd.	106,000	41,980
Kowloon Development Company, Ltd.	8,000	15,348
Lai Sun Development *	1,283,000	58,566
Li Ning Company, Ltd.	99,000	108,332
Liu Chong Hing Bank, Ltd.	43,000	93,443
Liu Chong Hing Investment	40,000	46,805

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Hong Kong (continued)
Lung Kee (Bermuda) Holdings	76,000	$34,692
Midland Holdings, Ltd.	98,000	43,601
Mingyuan Medicare Development
Company, Ltd. *	430,000	37,598
Minmetals Resources, Ltd. *	140,000	40,144
Nan Hai Corp., Ltd. *	6,250,000	37,772
Neo-China Group Holdings, Ltd.	420,000	34,564
Next Media, Ltd.	150,000	82,937
Oriental Press Group	202,000	36,364
Pacific Andes International Holdings	198,000	38,699
Pacific Basin Shipping, Ltd.	173,000	93,430
Pacific Century Premium Developments, Ltd.	195,000	54,411
Peace Mark Holdings, Ltd.	90,000	54,970
Pico Far East Holdings, Ltd.	200,000	42,433
Playmates Holdings, Ltd.	384,000	40,489
Ports Design, Ltd.	52,000	80,371
Prime Success International Group	122,000	67,142
Public Financial Holdings, Ltd.	52,000	40,185
PYI Corp., Ltd.	162,000	45,619
Regal Hotels International Holdings, Ltd.	838,000	66,808
Road King Infrastructure, Ltd.	56,000	65,527
SA SA International Holdings, Ltd.	112,000	34,708
Shanghai Real Estate, Ltd.	222,000	48,243
Shell Electric Manufacturing Company	102,000	36,330
Shenzhen International Holdings	1,002,500	45,762
Shougang Concord International Enterprises
Company, Ltd.	528,000	36,662
Shui On Construction and Materials, Ltd.	22,000	38,020
Silver Grant International	182,000	47,507
Singamas Container Holdings, Ltd.	60,000	30,783
Sino-I Technology, Ltd. *	2,940,000	40,072
Sinolink Worldwide Holdings	262,000	48,849
Sinopec Kantons Holdings, Ltd.	122,000	38,905
Symphony Holdings, Ltd.	296,000	38,061
TAI Cheung Holdings	76,000	37,624
TCL Multimedia Technology Holdings, Ltd. *	390,000	29,587
Tian An China Investment *	120,000	69,436
Tianjin Development Holdings	68,000	43,107
Titan Petrochemicals Group, Ltd.	600,000	40,119
Top Form International Ltd	226,000	40,975
Truly International Holdings	34,000	42,364
Varitronix International, Ltd.	68,000	41,096
Victory City International Holdings	128,000	40,818
Vision Grande Group Holdings, Ltd. *	54,000	42,078
Vitasoy International Holdings, Ltd. *	114,000	47,348
Wai Kee Holdings, Ltd.	130,000	40,119
Wing On Company International, Ltd.	7,000	11,593
Yip's Chemical Holdings, Ltd.	112,000	44,933

		5,241,602
Hungary - 0.04%
EGIS Nyrt.	672	96,814

The accompanying notes are an integral part of the financial statements. 263

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Indonesia - 0.19%
Bakrie and Brothers Tbk PT *	2,361,500	$42,739
Bank Niaga Tbk PT	749,500	57,546
Bank Pan Indonesia Tbk PT *	915,000	46,167
Berlian Laju Tanker Tbk PT	306,500	66,901
Indofood Sukses Makmur Tbk PT	687,500	89,736
Lippo Karawaci Tbk PT *	431,000	41,601
Ramayana Lestari Sentosa Tbk PT	475,500	40,681
Tempo Scan Pacific Tbk PT	54,000	40,276

		425,647
Ireland - 0.95%
Abbey PLC	6,015	68,867
DCC PLC- London	1,967	49,571
DCC PLC	13,674	342,852
Dragon Oil PLC *	34,938	114,418
FBD Holdings PLC - Dublin *	3,299	164,168
FBD Holdings PLC - London *	1,517	75,490
Greencore Group PLC - Dublin	44,221	231,370
Iaws Group PLC, ADR	18,171	367,042
IFG Group PLC	17,394	45,838
Independent News & Media PLC	41,836	133,797
Irish Continental Group PLC *	2,933	40,522
Irish Continental Group PLC *	2,896	40,122
Kenmare Resources PLC *	66,301	50,889
McInerney Holdings PLC	5,541	85,060
Paddy Power PLC	7,635	139,181
United Drug PLC	34,029	158,020

		2,107,207
Israel - 0.72%
AudioCodes, Ltd. *	3,202	32,191
Azorim-Investment Development &
Construction Company, Ltd.	2,942	40,888
Blue Square-Israel, Ltd.	3,465	40,798
Direct Insurance Financial Investments, Ltd. *	11,285	40,159
Electra (Israel), Ltd. *	392	48,873
Elron Electronic Industries	3,817	40,592
Formula Systems, Ltd. *	3,301	34,470
Israel Salt Industries, Ltd.	6,825	41,812
Ituran Location and Control, Ltd.	2,562	36,228
Orbotech, Ltd. *	45,156	1,084,195
Super-Sol, Ltd. *	13,963	41,924
Tadiran Communications Industries, Ltd.	2,432	76,249
Union Bank of Israel *	7,661	32,592

		1,590,971
Italy - 1.99%
Actelios SpA *	8,203	96,962
AEM Torino SpA (a)	16,049	45,014
Amplifon SpA	31,967	287,483
Astaldi SpA	11,817	78,306
Banca Intermobiliare SpA	17,737	193,660
Banca Popolare dell'Etruria e del Lazio	11,446	239,255
Banca Profilo SpA	11,108	35,241

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Italy (continued)
Banco di Desio e della Brianza SpA	11,958	$105,551
Biesse SpA	3,083	46,696
Bonifica Ferraresi e Imprese Agricole SpA	918	40,151
Brembo SpA	12,719	136,349
Caltagirone Editore SpA (a)	9,281	80,319
Caltagirone SpA	6,678	72,742
Cementir SpA	24,008	184,888
Credito Artigiano SpA	21,622	94,597
Credito Bergamasco SpA	1,294	47,922
Cremonini SpA	9,400	26,455
Danieli & Company SpA	7,817	79,549
De Longhi SpA	23,047	83,879
Esprinet SpA	4,770	81,340
Gemina SpA *	37,070	128,395
Gewiss SpA	4,550	35,040
GranitiFiandre SpA	7,189	71,917
IMMSI SpA	35,724	91,400
Impregilo SpA *	70,148	259,115
Indesit Company SpA (a)	7,439	86,504
Industria Macchine Automatiche SpA	5,896	84,476
Interpump SpA	16,266	141,288
Mariella Burani SpA	3,142	76,529
Meliorbanca SpA	17,273	84,630
Mirato SpA	3,489	39,857
Navigazione Montanari SpA	17,762	81,799
Permasteelisa SpA	4,223	73,633
Piccolo Credito Valtellinese Scarl	13,365	200,550
Premafin Finanziaria SpA	50,691	152,389
Recordati SpA (a)	13,404	97,481
SAES Getters SpA	2,559	79,090
Societa Partecipazioni Finanziarie SpA *	121,974	120,927
Socotherm SpA (a)	2,703	41,390
Sogefi SpA	6,285	43,577
Sol SpA	10,699	62,959
Stefanel	8,571	39,965
Targetti Sankey SpA	4,115	34,664
Telecom Italia Media SpA (a)	87,213	42,396
Trevi Finanziaria SpA	5,462	43,810
Vianini Lavori SpA	2,862	34,928
Vittoria Assicurazioni SpA	5,949	81,125

		4,386,193
Japan - 26.22%
A&A Material Corp. * (a)	19,000	30,923
ABILIT Corp.	3,000	16,540
Achilles Corp.	29,000	56,342
Aderans Company, Ltd. (a)	6,100	158,016
Advan Company, Ltd.	2,200	27,670
Advanex, Inc.	12,000	32,414
Aeon Fantasy Company, Ltd. *	1,400	56,069
Ahresty Corp. *	1,800	51,536
Aica Kogyo Company, Ltd. *	6,000	80,678

The accompanying notes are an integral part of the financial statements. 264

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Aichi Corp. (a)	10,600	$100,079
Aichi Machine Industry Company, Ltd. *	12,000	33,948
Aichi Tokei Denki Company, Ltd.	10,000	30,847
Aigan Company, Ltd.	4,600	35,748
Aiphone Company, Ltd.	2,800	47,718
Airport Facilities Company, Ltd.	7,000	46,048
Aisan Industry Company, Ltd.	9,300	87,885
Akebono Brake Industry Company, Ltd. (a)	17,000	142,976
Akindo Sushiro Company, Ltd.	1,000	28,290
Akita Bank, Ltd. (a)	27,000	143,794
Aloka Company, Ltd. (a)	5,000	48,997
Alpha Corp.	1,000	34,681
Alpha Systems, Inc. * (a)	1,700	47,369
Alpine Electronics, Inc.	7,400	102,656
Alps Logistics Company, Ltd. *	2,000	37,493
Amano Corp. (a)	10,000	139,236
Amuse, Inc.	2,000	32,500
Ando Corp. *	14,000	31,852
Anest Iwata Corp.	6,000	30,369
Anritsu Corp. (a)	20,000	102,254
AOI Electronic Company, Ltd.	1,700	36,794
AOKI Holdings, Inc.	4,800	85,484
Aomori Bank, Ltd.	29,000	121,580
Arakawa Chemical Industries, Ltd.	3,500	37,817
Araya Industrial Company, Ltd.	14,000	33,999
Ariake Japan Company, Ltd. (a)	2,500	53,044
Arisawa Manufacturing Company, Ltd. * (a)	8,200	124,165
Aronkasei Company, Ltd.	7,000	37,041
Art Corp. (a)	2,000	59,989
As One Corp.	1,800	44,634
Asahi Diamond Industrial Company, Ltd. (a)	12,000	96,221
Asahi Kogyosha Company, Ltd.	8,000	34,971
Asahi Organic Chemicals
Industry Company, Ltd.	20,000	79,076
Asahi Pretec Corp. (a)	3,400	128,635
Asahi Soft Drinks Company, Ltd.	5,000	70,044
Asahi TEC Corp. *	15,000	32,849
Asanuma Corp.	17,000	33,463
Ashimori Industry Company, Ltd.	13,000	34,119
Asia Securities Printing Company, Ltd.	4,000	39,947
ASKA Pharmaceutical Company, Ltd.	5,000	43,756
Asunaro Aoki Construction Company, Ltd. *	11,000	78,454
Atsugi Company, Ltd. * (a)	27,000	38,652
Aucnet, Inc.	2,700	40,032
Avex Group Holdings, Inc. (a)	3,600	79,144
Azel Corp. *	17,000	34,766
Bando Chemical Industries, Ltd.	10,000	44,310
Bank of Ikeda, Ltd. *	3,300	165,344
Bank of Iwate, Ltd. *	3,200	175,331
Bank of Okinawa, Ltd.	3,200	140,974
Bank of Saga, Ltd.	33,000	121,759
Bank of the Ryukyus, Ltd. *	5,500	128,882

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Belluna Company, Ltd. * (a)	3,400	$59,103
Best Denki Company, Ltd. * (a)	7,000	37,698
Bookoff Corp. * (a)	3,000	60,585
BSL Corp. * (a)	27,000	29,219
Bunka Shutter Company, Ltd.	7,000	41,813
C.I. Kasei Company, Ltd.	4,000	15,236
Cabin Company, Ltd. * (a)	6,000	30,676
CAC Corp. (a)	3,400	32,883
Calpis Company, Ltd.	9,000	68,638
Canon Electronics, Inc.	3,000	102,765
Canon Finetech, Inc.	6,000	102,509
Capcom Company, Ltd. (a)	5,300	76,911
Cawachi, Ltd. *	3,000	100,209
Cecile Company, Ltd. *	6,400	26,013
Central Finance Company, Ltd.	13,000	80,866
Central Glass Company, Ltd.	7,000	39,010
Century Leasing System, Inc.	7,600	100,638
CFS Corp.	6,000	33,744
Chiba Kogyo Bank, Ltd. *	5,800	97,709
Chino Corp.	11,000	36,931
Chiyoda Company, Ltd. (a)	3,800	90,665
Chori Company, Ltd. * (a)	19,000	35,133
Chudenko Corp. (a)	5,600	85,893
Chuetsu Pulp & Paper Company, Ltd.	15,000	33,999
Chugai Mining Company, Ltd. *	34,900	27,062
Chugai Ro Company, Ltd. *	9,000	29,679
Chugoku Marine Paints, Ltd. *	7,000	39,069
Chukyo Bank, Ltd.	49,000	148,225
Chuo Gyorui Company, Ltd.	12,000	36,811
Chuo Spring Company, Ltd.	9,000	45,784
CKD Corp. (a)	8,000	107,094
Clarion Company, Ltd. * (a)	52,000	81,530
Cleanup Corp.	5,000	40,475
CMK Corp. (a)	8,000	87,666
Coca-Cola Central Japan Company, Ltd.	15	120,020
Colowide Company, Ltd. *	5,500	41,852
Columbia Music Entertainment, Inc. *	29,000	28,665
Commuture Corp.	4,000	34,425
Computer Engineering & Consulting, Ltd.	2,900	36,350
Corona Corp.	4,900	87,474
Cosel Company, Ltd. (a)	5,600	99,254
Cosmo Securities Company, Ltd. (a)	22,000	41,055
Cross Plus, Inc.	2,000	47,378
Cybozu, Inc. *	45	42,563
D&M Holdings, Inc. * (a)	12,000	36,811
D.G. Roland Corp.	1,700	52,294
Dai Nippon Toryo Company, Ltd. *	22,000	34,306
Dai-Dan Company, Ltd.	6,000	34,102
Daido Kogyo Company, Ltd. *	11,000	31,026
Daido Metal Company, Ltd. (a)	5,000	28,759
Daidoh, Ltd. * (a)	4,000	62,784
Daihen Corp. *	20,000	101,061

The accompanying notes are an integral part of the financial statements. 265

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Daiho Corp. * (a)	14,000	$33,522
Daiichi Jitsugyo Company, Ltd. *	7,000	34,357
Daiken Corp.	11,000	39,087
Daiki Company, Ltd.	3,600	39,358
Daiko Clearing Services Corp.	3,000	47,037
Daikoku Denki Company, Ltd. (a)	1,400	39,129
Daimei Telecom Engineering Corp. *	8,000	90,256
Dainichi Company, Ltd. *	3,800	32,478
Dainichiseika Color & Chemicals
Manufacturing Company, Ltd.	15,000	81,931
Daio Paper Corp. (a)	4,000	37,357
Daisan Bank, Ltd.	30,000	103,788
Daiseki Company, Ltd. (a)	2,700	61,429
Daiso Company, Ltd.	11,000	34,962
Daisyo Corp. (a)	2,800	40,441
Daito Bank, Ltd. *	19,000	31,247
Daiwa Industries, Ltd.	4,000	28,972
Daiwa Seiko, Inc. * (a)	18,000	40,799
Daiwabo Company, Ltd. * (a)	24,000	91,824
Daiwabo Information System Company, Ltd. (a)	3,000	41,566
DC Company, Ltd. *	8,000	36,130
Denki Kogyo Company, Ltd. (a)	8,000	72,191
Densei-Lambda KK	2,400	37,364
Denyo Company, Ltd.	3,000	36,684
Descente, Ltd. *	15,000	66,593
DIA Kensetsu Company, Ltd. * (a)	15,300	25,423
Dodwell BMS, Ltd. (a)	5,900	37,053
Doshisha Company, Ltd. (a)	1,800	32,363
Doutor Coffee Company, Ltd. * (a)	4,700	84,104
DTS Corp.	2,400	84,257
Dydo Drinco, Inc. (a)	3,300	125,133
Dynic Corp. *	13,000	34,894
Eagle Industry Company, Ltd.	5,000	45,034
Ehime Bank, Ltd.	24,000	102,049
Eighteenth Bank, Ltd.	30,000	155,170
Eiken Chemical Company, Ltd.	4,000	41,515
Eizo Nanao Corp.	2,900	80,312
Eneserve Corp. * (a)	4,800	30,226
Enplas Corp.	4,400	74,986
Epson Toyocom Corp. *	7,000	48,315
ESPEC Corp.	3,000	41,847
Fancl Corp. (a)	9,400	135,047
FDC Products, Inc. (a)	1,900	36,185
FDK Corp. * (a)	21,000	35,610
Foster Electric Company, Ltd. (a)	3,000	46,909
FP Corp.	2,900	94,644
France Bed Holdings Company, Ltd. (a)	42,000	90,188
Fudo Construction Company, Ltd. *	27,000	26,458
Fuji Company, Ltd. (a)	5,700	90,924
Fuji Corp., Ltd.	5,000	30,122
Fuji Kiko Company, Ltd. *	11,000	32,057
Fuji Kosan Company, Ltd. *	21,000	31,136

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Fuji Kyuko Company, Ltd. * (a)	10,000	$52,831
Fuji Oil Company, Ltd.	12,400	114,221
Fuji Software ABC, Inc. (a)	5,400	159,209
Fujibo Holdings, Inc. * (a)	15,000	35,278
Fujicco Company, Ltd.	7,000	79,332
Fujikura Kasei Company, Ltd. *	3,000	26,791
Fujikura Rubber, Ltd.	5,000	37,791
Fujita Corp. *	5,400	24,388
Fujita Kanko, Inc.	7,000	52,610
Fujitec Company, Ltd. (a)	13,000	82,306
Fujitsu Access, Ltd. *	5,800	31,828
Fujitsu Business Systems, Ltd.	5,100	81,744
Fujitsu Devices, Inc.	3,000	39,623
Fujitsu Frontech, Ltd.	4,000	34,425
Fujitsu General, Ltd. *	14,000	35,312
Fujiya Company, Ltd. * (a)	19,000	35,133
Fukuda Corp.	8,000	31,903
Fukui Bank, Ltd.	41,000	142,542
Fukushima Bank, Ltd. *	25,000	37,493
Fukushima Industries Corp. *	3,000	35,278
Fukuyama Transporting Company, Ltd. (a)	32,000	107,435
Funai Consulting Company, Ltd.	5,000	32,338
Furukawa Company, Ltd. * (a)	50,000	121,426
Furusato Industries, Ltd.	2,000	32,074
Fuso Lexel, Inc. *	3,800	33,676
Fuso Pharmaceutical Industries, Ltd. (a)	13,000	41,762
Futaba Corp. (a)	5,900	155,852
Future System Consulting Corp. (a)	36	32,517
Fuyo General Lease Company, Ltd. (a)	3,000	91,262
Gakken Company, Ltd. *	13,000	31,571
Gecoss Corp.	5,500	32,338
Gigas K's Denki Corp. *	4,600	114,456
GMO internet, Inc. * (a)	6,000	64,931
Godo Steel, Ltd. (a)	11,000	62,895
Goldwin, Inc. *	12,000	33,642
Gourmet Kineya Company, Ltd.	5,000	40,646
GS Yuasa Corp. * (a)	72,000	168,719
Gulliver International Company, Ltd. (a)	1,130	91,956
Gun-Ei Chemical Industry Company, Ltd.	11,000	33,181
H.I.S. Company, Ltd.	3,700	96,792
Hakuto Company, Ltd.	2,700	38,652
Hakuyosha Company, Ltd.	5,000	16,190
Hanwa Company, Ltd.	49,000	186,639
Happinet Corp. (a)	1,600	32,789
Harashin Narus Holdings Company, Ltd.	3,000	39,138
Harima Chemicals, Inc.	5,000	37,152
Haruyama Trading Company, Ltd. *	2,700	37,249
Hayashikane Sangyo Company, Ltd. * (a)	28,000	37,936
Hazama Corp. *	18,700	34,737
Heiwado Company, Ltd.	9,000	165,268
Hibiya Engineering, Ltd. *	6,000	54,961
Higashi-Nippon Bank, Ltd. *	35,000	160,752

The accompanying notes are an integral part of the financial statements. 266

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Hitachi Information Systems, Ltd.	8,500	$178,539
Hitachi Kokusai Electric, Inc. (a)	11,000	123,446
Hitachi Medical Corp. *	6,000	66,976
Hitachi Plant Technologies, Ltd. * (a)	25,000	143,155
Hitachi Software Engineering Company, Ltd. (a)	300	5,368
Hitachi Systems & Services, Ltd.	4,000	84,189
Hitachi Tool Engineering, Ltd.	4,000	69,362
Hitachi Transport System, Ltd. (a)	15,000	148,524
Hitachi Zosen Corp. *	87,500	97,674
Hochiki Corp. *	7,000	39,069
Hodogaya Chemical Company, Ltd. *	8,000	27,677
Hogy Medical Company, Ltd.	2,300	103,677
Hokkaido Gas Company, Ltd. *	14,000	36,505
Hokkan Holdings, Ltd.	11,000	40,493
Hokuetsu Bank, Ltd.	52,000	132,044
Hokuetsu Paper Mills, Ltd. (a)	24,000	148,268
Hokuriku Electric Industry Compnay, Ltd. (a)	12,000	40,595
Hokuto Corp.	2,800	46,549
Homac Corp. (a)	6,500	97,870
Horipro, Inc.	3,300	34,109
Hosiden Corp. (a)	12,100	126,305
Hosokawa Micron Corp.	4,000	30,369
Howa Machinery, Ltd. * (a)	20,000	30,335
IBJ Leasing Company, Ltd.	4,000	99,527
Ichikoh Industries, Ltd. (a)	12,000	37,834
Ichiyoshi Securities Company, Ltd.	5,000	74,688
ICOM, Inc.	3,000	84,359
IDEC Corp. (a)	3,500	56,546
Ihara Chemical Industry Company, Ltd.	10,000	33,232
Iino Kaiun Kaisha, Ltd. (a)	15,000	136,381
Ikegami Tsushinki Company, Ltd. *	13,000	23,374
Impact 21 Company, Ltd. (a)	1,600	29,381
Impress Holdings, Inc. * (a)	105	37,444
Inaba Denki Sangyo Company, Ltd. *	3,400	108,065
Inaba Seisakusho Company, Ltd.	2,400	37,568
Inabata & Company, Ltd.	11,000	84,641
Inageya Company, Ltd.	6,000	43,662
Ines Corp. *	6,600	45,779
Information Services International -
Dentsu, Ltd.	3,400	35,751
Intec, Inc. (a)	5,000	65,442
Invoice, Inc. * (a)	2,047	70,818
Iseki & Company, Ltd. * (a)	30,000	91,773
Ishihara Sangyo	58,000	85,995
Ishii Hyoki Company, Ltd. *	1,600	37,970
Itochu Enex Company, Ltd.	13,200	84,247
Itochu-Shokuhin Company, Ltd.	2,400	86,916
Itoham Foods, Inc. * (a)	29,000	112,437
Itoki Corp.	8,000	93,937
Iwasaki Electric Company, Ltd. *	11,000	27,839
Iwatani International Corp. * (a)	33,000	98,419
Iwatsu Electric Company, Ltd. *	17,000	31,000

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Izumiya Company, Ltd.	15,000	$108,645
J. Bridge Corp. * (a)	7,000	23,263
Jalux, Inc. * (a)	2,200	40,961
Jamco Corp. *	3,000	31,571
Janome Sewing Machine Company, Ltd. *	19,000	32,218
Japan Airport Terminal Company, Ltd. (a)	12,000	147,041
Japan Cash Machine Company, Ltd. * (a)	2,600	41,098
Japan Digital Laboratory Company, Ltd.	2,900	43,047
Japan Foundation Engineering Company, Ltd. *	7,000	28,154
Japan General Estate Company, Ltd. * (a)	4,400	98,232
Japan Kenzai Company, Ltd. *	5,700	40,168
Japan Maintenance Company, Ltd. *	2,000	43,287
Japan Pulp & Paper Company, Ltd. (a)	23,000	91,526
Japan Radio Company, Ltd. * (a)	29,000	75,864
Japan Transcity Corp. (a)	9,000	43,944
Japan Vilene Company, Ltd.	12,000	73,418
Japan Wool Textile Company, Ltd.	13,000	112,880
JBCC Holdings, Inc.	4,200	37,328
Jeans Mate Corp. *	2,300	23,891
Jeol, Ltd. (a)	8,000	52,967
JFE Shoji Holdings, Inc. *	27,000	120,557
JMS Company, Ltd.	9,000	30,906
J-Oil Mills, Inc.	11,000	48,366
Joshin Denki Company, Ltd. * (a)	12,000	78,429
JSAT Corp.	32	77,986
JSP Corp.	3,800	34,064
Juki Corp.	23,000	125,627
Kabuki-Za Company, Ltd. *	1,000	42,009
Kadokawa Holdings, Inc. * (a)	3,300	128,226
Kaga Electronics Company, Ltd. (a)	6,800	137,906
Kagawa Bank, Ltd.	15,000	86,788
Kagome Company, Ltd. * (a)	11,800	167,214
Kahma Company, Ltd. (a)	3,100	73,964
Kaken Pharmaceutical Company, Ltd. (a)	17,000	124,434
Kameda Seika Company, Ltd.	4,000	42,163
Kamei Corp.	5,000	35,746
Kanaden Corp.	6,000	40,748
Kanagawa Chuo Kotsu Company, Ltd.	8,000	35,516
Kanamoto Company, Ltd.	5,000	45,333
Kanematsu Corp. *	62,000	101,436
Kanto Auto Works, Ltd.	9,800	116,159
Kanto Denka Kogyo Company, Ltd. * (a)	5,000	37,237
Kanto Natural Gas Development, Ltd.	5,000	38,260
Kanto Tsukuba Bank, Ltd. *	6,500	51,344
Kasai Kogyo Company, Ltd. *	8,000	32,380
Kasumi Company, Ltd.	6,000	35,431
Katakura Industries Company, Ltd. (a)	5,000	79,375
Kato Sangyo Company, Ltd.	7,000	101,402
Kato Works Company, Ltd.	10,000	42,521
Katokichi Company, Ltd. (a)	16,400	141,005
Kawada Industries, Inc. *	16,000	40,356

The accompanying notes are an integral part of the financial statements. 267

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Kawai Musical Instruments Manufacturing
Company, Ltd. *	16,000	$30,540
Kawashima Selkon Textiles Company, Ltd. * (a)	17,000	29,696
Kayaba Industry Company, Ltd. (a)	29,000	128,005
Keihanshin Real Estate Company, Ltd.	6,000	41,259
Keihin Company, Ltd. * (a)	10,000	38,771
Keiiyu Company, Ltd.	4,400	33,781
Kentucky Fried Chicken Japan, Ltd.	3,000	56,112
Kenwood Corp. *	61,000	110,196
KEY Coffee, Inc.	3,100	44,642
Kibun Food Chemifa Company, Ltd. * (a)	4,000	44,821
Kinki Nippon Tourist Company, Ltd.	9,000	33,207
Kinki Sharyo Company, Ltd. * (a)	7,000	30,003
Kintetsu World Express, Inc.	3,800	93,256
Kioritz Corp.	10,000	30,250
Kishu Paper Company, Ltd. * (a)	17,000	28,103
Kisoji Company, Ltd.	2,200	41,524
Kissei Pharmaceutical Company, Ltd. * (a)	8,000	139,747
Kitagawa Iron Works Company, Ltd. *	12,000	29,756
Kita-Nippon Bank, Ltd.	1,400	71,816
Kitano Construction Corp. *	12,000	30,267
Kitz Corp.	15,000	126,667
Koa Corp.	8,000	117,319
Koatsu Gas Kogyo Company, Ltd.	7,000	42,768
Kohnan Shoji Company, Ltd. (a)	5,800	59,950
Koike Sanso Kogyo Company, Ltd. *	9,000	32,593
Kojima Company, Ltd. (a)	3,100	39,729
Kokusai Kogyo Company, Ltd. *	12,000	37,220
Komatsu Electronic Metals Company, Ltd.	4,800	170,968
Komatsu Seiren Company, Ltd.	9,000	36,658
Komatsu Wall Industry Company, Ltd. (a)	2,100	35,127
Konaka Company, Ltd. (a)	4,620	62,870
Kondotec, Inc. *	3,000	27,992
Konishi Company, Ltd. *	3,900	38,948
Kosaido Company, Ltd. *	3,800	28,721
Kosei Securities Company, Ltd. (a)	18,000	33,744
Krosaki Harima Corp.	15,000	56,751
KRS Corp. *	2,700	37,571
Kumagai Gumi Company, Ltd. * (a)	11,000	26,245
Kumiai Chemical Industry Company, Ltd.	15,000	34,894
Kurabo Industries, Ltd. * (a)	39,000	109,667
KUREHA Corp.	24,000	110,230
Kurimoto, Ltd. (a)	28,000	75,157
Kuroda Electric Company, Ltd. (a)	6,200	66,831
Kyoden Company, Ltd. *	7,000	29,407
Kyodo Printing Company, Ltd. *	14,000	54,518
Kyodo Shiryo Company, Ltd. *	24,000	37,834
Kyokuto Kaihatsu Kogyo Company, Ltd.	5,300	41,820
Kyokuyo Company, Ltd. *	16,000	38,720
Kyoritsu Maintenance Company, Ltd. (a)	1,700	51,425
Kyosan Electric Manufacturing Company, Ltd.	11,000	38,993
Kyoto Kimono Yuzen Company, Ltd.	24	35,380

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Kyowa Leather Cloth Company, Ltd.	5,200	$34,340
Kyudenko Corp. *	7,000	38,055
Kyushu-Shinwa Holdings, Inc. * (a)	60,000	82,826
Laox Company, Ltd. * (a)	10,000	27,694
Life Corp. (a)	11,000	155,128
Livedoor Auto Company, Ltd. *	29,500	34,438
Macnica, Inc. *	3,400	94,738
Maeda Corp. * (a)	33,000	152,972
Maeda Road Construction Company, Ltd. *	14,000	102,118
Maezawa Industries, Inc.	5,100	31,550
Maezawa Kasei Industries Company, Ltd.	2,000	30,472
Maezawa Kyuso Industries Company, Ltd.	2,400	37,875
Mandom Corp. (a)	4,200	108,798
Mars Engineering Corp. (a)	1,600	39,674
Marubun Corp.	3,000	38,090
Marudai Food Company, Ltd. *	18,000	48,162
Maruetsu, Inc. * (a)	13,000	66,797
Maruha Group, Inc. * (a)	27,000	72,933
Marusan Securities Company, Ltd. *	8,000	120,455
Maruwa Company, Ltd.	1,400	33,701
Maruyama Manufacturing Company, Inc.	10,000	30,421
Maruzen Company, Ltd. *	23,000	39,393
Maruzen Company, Ltd.	4,000	23,757
Maruzen Showa Unyu Company, Ltd.	12,000	41,413
Maspro Denkoh Corp.	4,000	35,312
Matsuda Sangyo Company, Ltd. * (a)	2,000	38,175
Matsui Construction Company, Ltd.	8,000	34,630
Matsuya Company, Ltd. (a)	5,000	79,247
Matsuya Foods Company, Ltd.	4,300	63,022
Matsuzakaya Company, Ltd. (a)	10,000	71,578
Max Company, Ltd. *	7,000	97,525
Maxvalu Tokai Company, Ltd. *	3,000	55,217
MEC Company, Ltd.	2,400	31,187
Megachips Corp. * (a)	2,400	41,822
Meidensha Corp. * (a)	17,000	56,061
Meitec Corp. (a)	9,982	322,370
Meito Sangyo Company, Ltd. *	2,900	52,635
Meiwa Corp. * (a)	8,000	20,519
Meiwa Estate Company, Ltd. *	5,000	78,352
Mercian Corp.	31,000	73,964
Michinoku Bank, Ltd.	25,000	103,106
Mikuni Coca-Cola Bottling Company, Ltd.	9,000	96,246
Milbon Company, Ltd.	1,200	43,969
Minato Bank, Ltd. *	77,000	200,775
Ministop Company, Ltd. *	2,500	48,677
Mito Securities Company, Ltd.	8,000	46,832
Mitsuba Corp. * (a)	8,000	75,122
Mitsubishi Cable Industries, Ltd. * (a)	19,000	30,438
Mitsubishi Kakoki Kaisha, Ltd. * (a)	11,000	31,775
Mitsubishi Paper Mills, Ltd. * (a)	47,000	99,723
Mitsubishi Pencil Company, Ltd.	4,000	45,844
Mitsubishi Plastics, Inc.	31,000	92,455

The accompanying notes are an integral part of the financial statements. 268

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Mitsubishi Steel Manufacturing Company, Ltd. (a)	18,000	$98,164
Mitsuboshi Belting Company, Ltd. (a)	14,000	87,325
Mitsui High-Tec, Inc.	7,100	80,526
Mitsui Home Company, Ltd.	12,000	94,380
Mitsui Knowledge Industry Company, Ltd. *	2,600	33,676
Mitsui Mining Company, Ltd. *	38,000	67,999
Mitsui Sugar Company, Ltd. * (a)	14,000	50,939
Mitsui-Soko Company, Ltd. (a)	12,000	70,146
Mitsumi Electric Company, Ltd. (a)	12,100	163,938
Mitsumura Printing Company, Ltd. *	7,000	32,747
Mitsuuroko Company, Ltd. *	13,000	93,494
Miura Company, Ltd.	4,700	115,543
Miyazaki, Bank Ltd.	23,000	121,120
Miyoshi Oil & Fat Company, Ltd.	14,000	28,750
Miyuki Holdings Company, Ltd.	8,000	31,562
Mizuno Corp.	18,000	129,453
Mochida Pharmaceutical Company, Ltd.	16,000	140,565
Modec, Inc. (a)	7,400	166,154
Morinaga & Company, Ltd. *	41,000	103,762
Morinaga Milk Industry Company, Ltd. *	36,000	130,987
Morita Corp.	6,000	39,368
Mory Industries, Inc.	11,000	35,243
MOS Food Services, Inc.	7,000	101,461
Moshi Moshi Hotline, Inc.	1,100	42,180
Mr Max Corp.	7,300	39,313
Myojo Foods Company, Ltd.	7,000	40,262
Nagano Bank, Ltd.	13,000	47,079
Nagatanien Company, Ltd.	5,000	38,345
Nakabayashi Company, Ltd.	14,000	34,357
Nakamuraya Company, Ltd.	6,000	31,954
Nakayama Steel Works, Ltd.	22,000	84,922
NEC Fielding, Ltd. (a)	8,400	107,295
NEC Mobiling, Ltd.	2,000	37,067
NEC Networks & System Integration Corp.	7,700	82,344
NEC Tokin Corp. * (a)	11,000	57,271
Net One Systems Company, Ltd. (a)	66	99,544
Netmarks, Inc. (a)	29	29,654
Neturen Company, Ltd.	8,000	88,620
Nice Corp. *	22,000	88,484
Nichia Steel Works, Ltd.	8,000	31,971
Nichias Corp.	15,000	111,201
Nichiban Company, Ltd.	10,000	41,328
Nichicon Corp.	12,000	153,279
Nichiha Corp. * (a)	4,200	61,986
Nichimo Corp.	29,000	29,654
Nichiro Corp. *	23,000	46,449
NIDEC COPAL CORP. (a)	2,700	31,750
Nidec Tosok Corp. (a)	2,800	32,019
Nifco, Inc. (a)	9,000	202,079
Nihon Dempa Kogyo Company, Ltd. (a)	3,500	132,419
Nihon Eslead Corp. (a)	2,000	61,182
Nihon Inter Electronics Corp.	5,000	37,877

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Nihon Kagaku Sangyo Company, Ltd.	5,000	$36,471
Nihon Kohden Corp.	5,000	89,259
Nihon Nohyaku Company, Ltd. (a)	10,000	42,009
Nihon Parkerizing Company, Ltd.	7,000	119,594
Nihon Tokushu Toryo Company, Ltd.	6,000	39,368
Nihon Yamamura Glass Company, Ltd.	26,000	79,758
Nikkiso Company, Ltd. *	8,000	82,348
Nippei Toyama Corp. *	4,000	34,085
Nippo Corp. *	11,000	94,483
Nippon Beet Sugar
Manufacturing Company, Ltd. *	30,000	93,051
Nippon Carbide Industries Company, Inc. *	16,000	37,629
Nippon Carbon Company, Ltd. *	12,000	45,094
Nippon Ceramic Company, Ltd.	3,000	38,294
Nippon Chemical Industrial Company, Ltd. *	13,000	36,223
Nippon Chemi-Con Corp. (a)	22,000	157,471
Nippon Chemiphar Company, Ltd. *	5,000	27,949
Nippon Concrete Industries Company, Ltd.	15,000	41,413
Nippon Denko Company, Ltd.	14,000	44,736
Nippon Densetsu Kogyo Company, Ltd. *	12,000	75,463
Nippon Denwa Shisetsu Company, Ltd.	10,000	38,004
Nippon Felt Company, Ltd.	5,000	33,872
Nippon Fine Chemical Company, Ltd.	6,000	37,323
Nippon Flour Mills Company, Ltd. (a)	25,000	118,444
Nippon Gas Company, Ltd.	5,000	40,348
Nippon Jogesuido Sekkei Company, Ltd.	28	34,357
Nippon Kanzai Company, Ltd.	3,600	81,445
Nippon Kasei Chemical Company, Ltd. *	16,000	29,449
Nippon Kinzoku Company, Ltd.	16,000	33,403
Nippon Koei Company, Ltd. * (a)	11,000	31,400
Nippon Konpo Unyu Soko Company, Ltd.	10,000	136,083
Nippon Koshuha Steel Company, Ltd. * (a)	17,000	33,318
Nippon Metal Industry Company, Ltd.	17,000	38,098
Nippon Paint Company, Ltd. (a)	33,000	161,689
Nippon Parking Development Company, Ltd. (a)	293	51,856
Nippon Pillar Packing Company, Ltd. (a)	4,000	46,696
Nippon Piston Ring Company, Ltd. *	13,000	32,457
Nippon Restaurant System, Inc.	1,300	43,645
Nippon Road Company, Ltd. *	15,000	35,150
Nippon Seiki Company, Ltd.	6,000	131,396
Nippon Sharyo, Ltd.	20,000	50,104
Nippon Shinyaku Company, Ltd.	12,000	102,152
Nippon Signal Company, Ltd.	9,000	63,193
Nippon Soda Company, Ltd. *	26,000	131,601
Nippon Synthetic Chemical Industry
Company, Ltd.	20,000	72,089
Nippon System Development Company, Ltd. (a)	3,600	137,736
Nippon Thompson Company, Ltd.	12,000	114,422
Nippon Valqua Industries, Ltd. (a)	11,000	38,618
Nippon Yakin Kogyo Company, Ltd. (a)	8,500	36,287
Nippon Yusoki Company, Ltd. *	5,000	25,691
Nipro Corp.	9,000	172,553

The accompanying notes are an integral part of the financial statements. 269

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Nishimatsu Construction Company, Ltd. (a)	55,000	$205,275
Nissan Shatai Company, Ltd.	17,000	95,028
Nissei Corp.	2,900	32,545
Nissei Plastic Industrial Company, Ltd.	4,000	33,778
Nissen Company, Ltd.	5,300	41,188
Nisshin Fire & Marine Ins. Company,Ltd. * (a)	21,000	97,346
Nisshin Fudosan Company *	3,000	40,390
Nisshin Oillio Group, Ltd. (a)	20,000	123,727
Nissin Corp.	11,000	41,617
Nissin Electric Company, Ltd. * (a)	19,000	69,942
Nissin Kogyo Company, Ltd.	6,900	145,226
Nissin Sugar Manufacturing Company, Ltd. *	12,000	31,699
Nitta Corp.	4,500	81,675
Nittan Valve Company, Ltd.	4,000	34,357
Nittetsu Mining Company, Ltd. (a)	12,000	96,834
Nitto Boseki Company, Ltd. *	44,000	153,347
Nitto Fuji Flour Milling Company, Ltd.	11,000	39,087
Nitto Kogyo Corp.	5,700	111,712
Nitto Kohki Company, Ltd. *	3,700	82,131
NIWS Company HQ, Ltd. * (a)	124	93,194
NOF Corp.	18,000	109,974
Nohmi Bosai, Ltd.	6,000	43,100
Nomura Company, Ltd.	6,000	28,324
Noritake Company, Ltd.	21,000	113,987
Noritsu Koki Company, Ltd.	3,800	74,799
Noritz Corp. (a)	7,400	135,256
Nosan Corp. * (a)	11,000	33,275
NS Solutions Corp. (a)	5,000	129,095
Odakyu Real Estate Company, Ltd.	11,000	43,679
Oenon Holdings, Inc.	9,000	35,661
Oiles Corp.	4,100	87,866
Oita Bank, Ltd.	21,000	161,945
Okabe Company, Ltd. *	9,000	36,735
Okamoto Industries, Inc. (a)	11,000	41,336
Okamoto Machine Tool Works, Ltd. *	7,000	32,747
Okamura Corp.	13,000	134,702
Okinawa Electric Power Company, Inc.	3,100	183,852
OKK Corp.	10,000	33,062
Okumura Corp. (a)	23,000	126,019
Okura Industrial Company, Ltd.	8,000	38,993
Okuwa Company, Ltd.	7,000	90,248
Olympic Corp. *	4,600	35,866
O-M, Ltd.	8,000	32,176
ONO Sokki Company, Ltd.	5,000	32,125
Onoken Company, Ltd.	3,000	39,674
Organo Corp. (a)	5,000	41,839
Oriental Yeast Company, Ltd.	6,000	36,863
Origin Electric Company, Ltd.	6,000	36,965
Osaka Steel Company, Ltd.	4,100	83,324
Osaki Electric Comany, Ltd.	4,000	34,732
Oyo Corp.	3,300	35,909
Pacific Industrial Company, Ltd.	7,000	42,112

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Pacific Metals Company, Ltd.	16,000	$121,205
Paramount Bed Company, Ltd. (a)	5,000	93,307
Parco Company, Ltd. (a)	6,000	65,494
Paris Miki, Inc. (a)	5,300	99,808
Pasona, Inc. (a)	34	67,794
Patlite Corp.	3,700	35,942
PCA Corp. *	1,500	27,417
Penta-Ocean Construction Company, Ltd. * (a)	76,000	103,617
Pentax Corp. * (a)	13,000	68,459
PIA Corp * (a)	2,600	39,790
Pigeon Corp. * (a)	2,800	46,693
Piolax, Inc.	1,800	35,814
Press Kogyo Company, Ltd.	12,000	55,422
Prima Meat Packers, Ltd. * (a)	30,000	38,090
Q'Sai Company, Ltd.	3,200	45,046
Raito Kogyo Company, Ltd. *	9,900	33,406
Rasa Industries, Ltd. * (a)	10,000	39,794
RENOWN, Inc. * (a)	8,000	108,457
Resort Solution Company, Ltd. *	9,000	36,965
Resorttrust, Inc. *	5,500	154,659
Rhythm Watch Company, Ltd. *	20,000	36,471
Ricoh Elemex Corp. *	4,000	36,300
Ricoh Leasing Company, Ltd. *	4,800	129,658
Right On Company, Ltd.	3,900	126,284
Riken Corp. (a)	16,000	107,026
Riken Keiki Company, Ltd.	4,000	36,539
Riken Technos Corp.	8,000	32,653
Riken Vitamin Company, Ltd. *	2,000	50,530
Ringer Hut Company, Ltd. (a)	3,000	38,473
Rock Field Company, Ltd.	1,800	34,587
Roland Corp.	4,200	97,704
Royal Holdings Company, Ltd.	6,000	88,552
Ryobi, Ltd. *	22,000	163,470
Ryoden Trading Company, Ltd.	10,000	76,605
Ryosan Company, Ltd.	9,200	240,671
Ryoshoku, Ltd. (a)	4,000	101,231
Ryoyo Electro Corp.	6,600	88,015
S Foods, Inc.	4,500	39,457
S Science Company, Ltd.	102,000	34,766
Sagami Chain Company, Ltd.	4,000	37,357
Saibu Gas Company, Ltd.	54,000	132,061
Saizeriya Company, Ltd. (a)	6,400	97,673
Sakai Chemical Industry Company, Ltd. *	18,000	91,262
Sakata INX Corp.	8,000	42,265
Sakata Seed Corp. (a)	8,000	101,299
Sala Corp.	8,000	39,947
San-Ai Oil Company, Ltd.	10,000	41,839
Sanden Corp. (a)	24,000	101,436
Sanei-International Company, Ltd.	1,300	41,208
Sankei Building Company, Ltd.	11,000	84,922
Sanki Engineering Company, Ltd.	12,000	75,668
Sankyo Seiko Company, Ltd. *	7,000	35,013

The accompanying notes are an integral part of the financial statements. 270

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Sankyo-Tateyama Holdings, Inc. (a)	47,000	$100,524
Sanoh Industrial Company, Ltd.	5,000	35,661
Sanrio Company, Ltd. * (a)	6,100	75,785
Sanshin Electronics Company, Ltd.	5,000	53,939
Sanyo Chemical Industries, Ltd.	16,000	112,888
Sanyo Denki Company, Ltd.	6,000	41,822
Sanyo Electric Credit Company, Ltd.	4,100	74,939
Sanyo Shokai, Ltd.	18,000	117,336
Sasebo Heavy Industries Company, Ltd. * (a)	18,000	49,082
Sato Corp. (a)	2,500	53,151
Sato Shoji Corp.	3,000	30,830
Satori Electric Company, Ltd.	2,400	35,564
Secom Techno Service Compnay, Ltd.	2,000	91,176
Seijo Corp.	1,300	31,349
Seika Corp. *	16,000	37,084
Seikagaku Corp.	7,600	82,764
Seiko Corp. (a)	10,000	80,184
Seiren Company, Ltd.	6,000	76,332
Sekisui Plastics Company, Ltd.	21,000	64,420
Senko Company, Ltd.	12,000	37,323
Senshu Electric Company, Ltd.	1,500	38,345
Senshukai Company, Ltd. (a)	8,000	85,757
Shaddy Company, Ltd. (a)	2,400	34,337
Shibaura Mechatronics Corp. (a)	4,000	22,291
Shibusawa Warehouse Company, Ltd.	10,000	43,032
Shibuya Kogyo Company, Ltd.	3,300	30,144
Shikibo, Ltd. *	20,000	30,335
Shikoku Bank, Ltd.	35,000	162,243
Shikoku Chemicals Corp.	6,000	40,850
Shikoku Coca-Cola Bottling Company, Ltd.	3,300	38,074
Shima Seiki Manufacturing, Ltd. (a)	6,700	161,570
Shimizu Bank, Ltd.	1,800	77,304
Shin Nippon Air Technologies Company, Ltd.	4,500	31,750
Shinagawa Refractories Company, Ltd.	8,000	29,585
Shindengen Electric Manufacturing
Company, Ltd.	15,000	75,157
Shin-Etsu Polymer Company, Ltd.	7,000	107,367
Shinkawa, Ltd. (a)	3,500	78,437
Shin-Keisei Electric Railway Company, Ltd.	10,000	37,408
Shinki Company, Ltd.	10,500	67,015
Shinko Electric Company, Ltd. * (a)	12,000	46,219
Shinko Plantech Company, Ltd. *	6,000	40,902
Shinko Shoji Company, Ltd.	3,000	37,706
Shin-Kobe Electric Machinery Company, Ltd.	7,000	36,445
Shinmaywa Industries, Ltd.	18,000	87,734
Shinsho Corp. *	13,000	35,226
Shinwa Kaiun Kaisha, Ltd.	14,000	41,038
Shiroki Corp. *	12,000	36,607
Shizuki Electric Company, Inc.	8,000	35,243
Shizuoka Gas Company, Ltd.	7,000	52,789
Sho-Bond Corp. (a)	4,200	38,187
Shobunsha Publications, Inc. *	2,400	29,408

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Shochiku Company, Ltd. * (a)	18,000	$145,252
Shoko Company, Ltd. (a)	20,000	35,789
Showa Aircraft Industry Company, Ltd. *	3,000	42,282
Showa Highpolymer Company, Ltd.	11,000	41,430
Showa KDE Company, Ltd. *	10,000	24,711
Showa Sangyo Company, Ltd. *	33,000	85,765
Siix Corp.	2,000	31,528
Silver Seiko, Ltd. * (a)	70,000	39,964
Sinanen Company, Ltd. *	7,000	36,147
Sintokogio, Ltd.	9,000	105,526
SMK Corp.	14,000	95,676
Snow Brand Milk * (a)	41,000	135,205
SNT Corp. *	7,000	36,743
Sodick Company, Ltd.	4,000	35,278
Software Research Associates, Inc.	3,300	48,985
Sogo Medical Company, Ltd.	1,400	32,091
Sohgo Security Services Company, Ltd.	17,540	322,836
Sorun Corp. *	4,700	44,415
Space Company, Ltd.	4,200	34,071
SSP Company, Ltd. * (a)	16,000	91,483
ST Chemical Company, Ltd. (a)	6,000	82,928
St. Marc Holdings Company, Ltd. (a)	1,000	66,465
Star Micronics Company, Ltd. (a)	5,000	97,993
Starzen Company, Ltd. *	14,000	36,147
STB Leasing Company, Ltd.	2,000	27,336
Stella Chemifa Corp. (a)	1,000	39,368
Sugi Pharmacy Company, Ltd.	6,100	120,331
Sugimoto & Company, Ltd.	2,000	32,466
Sumida Corp. (a)	1,800	36,581
Suminoe Textile Company, Ltd.	11,000	40,118
Sumisho Computer Systems Corp.	5,400	101,922
Sumitomo Coal Mining Company, Ltd. *	20,000	30,165
Sumitomo Light Metal Industries, Ltd. (a)	47,000	103,328
Sumitomo Mitsui Company, Ltd. * (a)	9,000	34,357
Sumitomo Pipe & Tube Company, Ltd.	6,000	32,108
Sumitomo Precision Products Company, Ltd.	6,000	32,210
Sumitomo Seika Chemicals Company, Ltd.	8,000	49,627
Sun Wave Corp. *	11,000	33,931
Suntelephone Company, Ltd.	5,000	38,345
Suruga Corp.	1,300	94,713
SWCC Showa Holdings Company, Ltd. *	29,000	42,998
SxL Corp. * (a)	25,000	28,333
T. Hasegawa Company, Ltd. (a)	6,900	108,596
Tachibana Eletech Company, Ltd.	4,000	41,822
Tachihi Enterprise Company, Ltd. *	2,400	91,824
Tachikawa Corp.	4,600	30,143
Tachi-S Company, Ltd. *	4,300	31,841
Tadano, Ltd.	18,000	171,326
Taihei Dengyo Kaisha, Ltd. *	6,000	42,640
Taihei Kogyo Company, Ltd. *	12,000	32,823
Taiho Kogyo Company, Ltd.	3,400	39,460
Taikisha, Ltd.	3,000	34,766

The accompanying notes are an integral part of the financial statements. 271

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Taisei Rotec Corp. *	18,000	$34,664
Takagi Securities Company, Ltd.	6,000	29,142
Takamatsu Corp. *	6,200	109,360
Takano Company, Ltd. *	2,000	36,982
Takaoka Electric Manufacturing Company, Ltd. *	18,000	36,198
Takara Printing Company, Ltd.	3,300	35,628
Takara Standard Company, Ltd. *	26,000	156,857
Takasago International Corp. (a)	16,000	79,894
Takasago Thermal Engineering Company, Ltd.	12,000	98,368
Takiron Company, Ltd.	10,000	39,453
Takuma Company, Ltd. (a)	14,000	75,992
Tamura Corp.	11,000	40,024
Tamura Taiko Holdings, Inc. * (a)	9,000	37,425
Tasaki Shinju Company, Ltd.	7,000	33,284
Tatsuta Electric Wire & Cable Company, Ltd.	12,000	34,562
Tayca Corp. *	11,000	31,682
TCM Corp.	12,000	40,288
Teac Corp. * (a)	26,000	31,460
Techno Ryowa, Ltd.	6,400	38,447
Tecmo, Ltd.	5,300	39,788
Teikoku Piston Ring Company, Ltd.	3,000	31,571
Teikoku Sen-I Company, Ltd.	8,000	41,174
Teikoku Tsushin Kogyo Company, Ltd.	7,000	36,684
Tekken Corp. * (a)	19,000	36,428
Tenma Corp.	5,000	90,111
TIS, Inc. (a)	6,500	137,084
TKC Corp.	2,900	57,454
Toa Corp/Tokyo	29,000	35,090
Toa Oil Company, Ltd.	22,000	36,181
TOA ROAD Corp. *	15,000	33,105
Toagosei Company, Ltd.	33,000	133,007
Tobishima Corp. * (a)	38,500	32,478
Tobu Store Company, Ltd. *	14,000	38,771
TOC Company, Ltd.	22,000	122,790
Tocalo Company, Ltd.	2,000	65,954
Tochigi Bank, Ltd.	19,000	129,198
Toda Kogyo Corp.	9,000	37,118
Toei Company, Ltd. (a)	16,000	122,568
Toenec Corp.	18,000	77,151
Tohcello Company, Ltd.	4,000	50,820
Toho Bank, Ltd.	48,000	219,641
Toho Company, Ltd.	6,000	41,924
Toho Real Estate Company, Ltd.	6,000	36,300
Toho Tenax Company, Ltd. * (a)	12,000	82,110
Toho Zinc Company, Ltd. *	17,000	132,112
Tohoku Bank, Ltd.	15,000	31,571
Tohoku Pioneer Corp.	2,700	42,218
Tokai Carbon Company, Ltd. (a)	34,000	233,224
Tokai Corp.	15,000	65,187
Tokai Pulp & Paper Company, Ltd.	11,000	36,181
Tokimec, Inc. *	13,000	29,355
Toko Electric Corp.	8,000	37,970

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Toko, Inc. *	16,000	$51,945
Tokushima Bank, Ltd.	19,000	135,188
Tokushu Paper Manufacturing Company, Ltd.	7,000	35,848
Tokyo Dome Corp. * (a)	21,000	118,461
Tokyo Energy & Systems, Inc.	5,000	47,591
Tokyo Kikai Seisakusho, Ltd. (a)	10,000	30,506
Tokyo Leasing Company, Ltd. (a)	8,000	97,687
Tokyo Rakutenchi Company, Ltd.	9,000	42,717
Tokyo Rope Manufacturing Company, Ltd. *	34,000	73,589
Tokyo Style Company, Ltd.	8,000	94,346
Tokyo Tekko Company, Ltd. *	4,000	36,027
Tokyo Theatres Company, Inc. *	12,000	34,255
Tokyotokeiba Company, Ltd. (a)	33,000	107,136
Tokyu Community Corp.	1,300	36,002
Tokyu Livable, Inc. *	800	65,170
Tokyu Recreation Company, Ltd.	6,000	34,920
Tokyu Store Chain Company, Ltd.	8,000	53,581
Toli Corp. *	10,000	31,273
Tomato Bank, Ltd.	16,000	39,538
Tomen Electronics Corp.	2,200	41,711
Tomoe Corp. *	8,000	28,836
Tomoku Company, Ltd.	16,000	39,538
Tomy Company, Ltd. (a)	5,600	40,227
Tonami Transportation Company, Ltd.	11,000	30,182
Topre Corp.	9,000	81,982
Topy Industries, Ltd. (a)	29,000	114,908
Tori Holdings Company, Ltd. *	73,000	36,079
Torigoe Company, Ltd.	5,000	37,323
Torii Pharmaceutical Company, Ltd.	5,100	90,175
Torishima Pump Manufacturing Company, Ltd.	5,000	41,498
Toshiba Ceramics Company, Ltd.	22,000	102,356
Toshiba Plant Systems & Services Corp. *	16,000	84,666
Tosho Printing Company, Ltd.	9,000	34,587
Totetsu Kogyo Company, Ltd. *	6,000	36,760
Tottori Bank, Ltd. (a)	13,000	36,777
Touei Housing Corp.	4,800	94,074
Towa Bank, Ltd. *	24,000	57,467
Towa Corp. * (a)	4,900	33,361
Towa Pharmaceutical Company, Ltd. (a)	1,600	40,629
Towa Real Estate Development
Company, Ltd. * (a)	15,000	82,059
Toyo Construction Company, Ltd. * (a)	26,000	24,371
Toyo Corp. (a)	3,400	46,442
Toyo Electric Manufacturing Company, Ltd. (a)	6,000	36,454
Toyo Engineering Corp. * (a)	18,000	77,764
Toyo Kanetsu K K *	14,000	34,715
Toyo Kohan Company, Ltd.	22,000	89,983
Toyo Machinery & Metal Company, Ltd. (a)	4,000	34,357
Toyo Securities Company, Ltd.	9,000	48,392
Toyo Tire & Rubber Company, Ltd. (a)	30,000	132,930
Toyo Wharf & Warehouse Company, Ltd.	17,000	35,491
TRAD Company, Ltd.	11,000	44,617

The accompanying notes are an integral part of the financial statements. 272

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Trans Cosmos, Inc. * (a)	3,900	$79,924
Trusco Nakayama Corp. (a)	3,700	74,722
Tsubaki Nakashima Company, Ltd.	6,500	102,301
Tsubakimoto Chain Company (a)	23,000	114,064
Tsubakimoto Kogyo Company, Ltd.	10,000	37,493
Tsudakoma Corp.	20,000	38,856
Tsugami Corp. (a)	14,000	83,269
Tsukishima Kikai Company, Ltd. (a)	7,000	87,683
Tsurumi Manufacturing Company, Ltd.	4,000	41,549
Tsutsumi Jewelry Company, Ltd.	3,000	95,607
Tsutsunaka Plastic Industry Company, Ltd.	10,000	39,283
TTK Company, Ltd.	6,000	39,368
Ube Material Industries, Ltd.	12,000	35,789
Uchida Yoko Company, Ltd.	8,000	46,014
UFJ Central Leasing Company, Ltd. *	1,000	46,440
Unicharm Petcare Corp.	2,000	83,337
Uniden Corp. (a)	12,000	120,762
Unimat Life Corp. *	2,800	37,220
Union Tool Company *	1,700	88,944
Unitika, Ltd. *	73,000	103,881
U-Shin, Ltd. (a)	5,000	35,448
Valor Company, Ltd.	6,000	112,735
Venture Link Company, Ltd. * (a)	9,800	29,228
VITAL-Net, Inc. *	6,500	38,439
Wakachiku Construction Company, Ltd. *	17,000	27,668
Warabeya Nichiyo Company, Ltd. *	2,500	34,532
Watabe Wedding Corp.	2,000	31,886
WATAMI Company, Ltd. (a)	3,000	43,177
Wood One Company, Ltd.	6,000	56,137
Yahagi Construction Company, Ltd.	8,000	33,880
Yaizu Suisankagaku Industry Company, Ltd.	2,700	33,337
Yamagata Bank, Ltd.	27,000	142,184
Yamaichi Electronics Company, Ltd.	3,100	34,763
Yamatane Corp. *	20,000	31,869
Yamazen Corp. *	6,000	35,380
Yaoko Company, Ltd.	1,900	45,333
Yasuda Warehouse Company, Ltd.	4,000	39,845
Yellow Hat, Ltd.	3,600	40,861
Yodogawa Steel Works, Ltd.	30,000	160,794
Yokohama Reito Company, Ltd.	10,000	82,911
Yokowo Company, Ltd.	2,800	34,405
Yomeishu Seizo Company, Ltd. * (a)	2,000	21,081
Yomiuri Land Company, Ltd. (a)	6,000	38,294
Yondenko Corp.	7,000	37,757
Yonekyu Corp. *	3,500	37,519
Yorozu Corp.	3,000	32,389
Yoshimoto Kogyo Company, Ltd. (a)	4,000	82,996
Yoshinoya D&C Company, Ltd. (a)	48	85,075
Yuasa Trading Company, Ltd. *	35,000	64,420
Yuken Kogyo Company, Ltd. *	14,000	37,459
Yukiguni Maitake Company, Ltd. *	8,500	35,708
Yuraku Real Estate Company, Ltd. *	13,000	88,731

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Yurtec Corp.	15,000	$73,751
Yushiro Chemical Industry Company, Ltd. (a)	2,000	40,390
Zenrin Company, Ltd. (a)	5,000	118,018
ZERIA Pharmaceutical Company, Ltd.	5,000	46,653
Zuken, Inc.	3,800	36,914

		57,928,479
Luxembourg - 0.25%
Thiel Logistik AG *	145,482	549,018
Malaysia - 0.10%
Affin Holdings Berhad	118,000	53,855
DRB-Hicom Berhad	53,000	21,453
Island & Peninsular Berhad	54,600	19,431
KFC Holdings Malaysia Berhad	35,800	46,878
Malaysian Bulk Carriers Berhad	53,700	34,720
Mulpha International Berhad *	108,000	35,795

		212,132
Mexico - 0.46%
Consorcio ARA SA de CV	21,700	100,999
Controladora Comercial Mexicana SA de CV	47,700	89,592
Corp GEO SA de CV *	42,900	172,944
Embotelladoras Arca SA de CV	38,516	111,513
Empresas ICA Sociedad
Controladora SA de CV *	25,600	86,784
Gruma SA de CV	17,000	51,321
Grupo Aeroportuario del Sureste SA de CV	27,200	94,999
Grupo Cementos de Chihuahua SA de CV *	5,000	17,967
Industrias CH SA *	29,700	90,669
Industrias Penoles SA de CV	7,300	61,533
Organizacion Soriana SA de CV	12,900	61,448
TV Azteca SA de CV *	113,500	74,873

		1,014,642
Netherlands - 2.99%
Aalberts Industries NV	16,192	1,333,957
Arcadis NV	2,012	96,802
Beter Bed Holdings NV	1,579	31,713
Brunel International NV	1,093	28,104
Eriks Group NV	490	26,565
Fornix Biosciences NV	1,231	34,172
Grolsch NV	1,634	62,270
Heijmans NV	3,315	163,098
ICT Automatisering NV	1,167	24,334
Imtech NV	15,998	862,209
Macintosh Retail Group NV (a)	3,032	90,490
OPG Groep NV	5,986	563,599
SBM Offshore NV	65,252	1,787,170
Smit Internationale NV	882	73,791
Stork NV	4,004	197,150
Telegraaf Media Groep NV (a)	3,526	82,094
Unit 4 Agresso NV *	1,972	38,471
Univar NV	1,440	59,556
USG People NV	840	57,704

The accompanying notes are an integral part of the financial statements. 273

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Netherlands (continued)
Vedior NV	54,074	$998,875

		6,612,124
New Zealand - 0.31%
Air New Zealand, Ltd. (a)	56,772	42,727
Freightways, Ltd.	20,218	48,957
Infratil, Ltd. (a)	32,979	89,786
Mainfreight, Ltd.	12,437	50,139
New Zealand Oil & Gas, Ltd. *	63,937	36,822
Nuplex Industries, Ltd. (a)	14,959	62,460
PGG Wrightson, Ltd.	34,036	40,540
Port of Tauranga, Ltd.	12,311	39,076
Pumpkin Patch, Ltd.	30,500	79,843
Ryman Healthcare, Ltd.	24,524	141,559
Tower, Ltd. *	22,320	48,204

		680,113
Norway - 1.42%
Acta Holding ASA (a)	30,000	116,743
Aktiv Kapital ASA (a)	5,600	81,498
Altinex ASA *	180,000	33,314
DOF ASA	5,500	50,462
EDB Business Partner ASA	4,400	36,541
Ekornes ASA	3,800	76,341
Expert ASA	2,800	34,105
Farstad Shipping ASA	4,000	81,625
Ganger Rolf ASA *	2,300	68,946
Leroy Seafood Group ASA	4,400	76,911
Norse Energy Corp., ASA *	62,000	38,544
Ocean RIG ASA * (a)	28,500	177,629
Petrolia Drilling ASA *	90,000	46,555
Prosafe ASA (a)	23,433	1,562,422
Sinvest ASA * (a)	7,500	126,946
Solstad Offshore ASA	2,200	41,066
Sparebanken Midt-Norge	2,200	25,318
Tandberg ASA (a)	9,400	96,281
Tandberg Television ASA * (a)	17,000	234,632
Tomra Systems ASA	7,921	51,248
Veidekke ASA	2,100	70,924

		3,128,051
Philippines - 0.07%
Filinvest Land, Inc. *	1,631,000	43,643
First Philippine Holdings Corp.	44,800	37,021
Jollibee Foods Corp.	59,300	37,336
Megaworld Corp.	1,412,000	46,673

		164,673
Poland - 0.04%
Fabryka Kotlow Rafako SA *	4,029	41,022
Impexmetal SA *	893	46,040

		87,062
Portugal - 0.24%
Gescartao SGPS SA *	1,894	42,376

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Portugal (continued)
Impresa SGPS *	6,950	$42,231
Jeronimo Martins, SGPS, SA	2,533	45,235
Mota Engil SGPS SA	15,218	87,020
Semapa-Sociedade de Investimento e Gestao	7,734	82,514
Sonae Industria SGPS SA New *	10,400	88,606
SONAECOM - SGPS SA *	22,954	145,058

		533,040
Singapore - 0.66%
Allgreen Properties, Ltd.	50,000	46,399
Bukit Sembawang Estates, Ltd.	4,000	47,035
Cerebos Pacific, Ltd.	22,000	42,230
Chuan Hup Holdings, Ltd.	192,000	40,882
Creative Technology, Ltd. (a)	15,150	99,183
GES International, Ltd.	72,000	55,374
Hi-P International, Ltd. (a)	80,000	35,594
Hong Leong Asia, Ltd.	43,000	40,723
HTL International Holdings, Ltd.	57,000	43,113
Hyflux, Ltd.	31,000	42,166
Jaya Holdings, Ltd.	56,000	49,120
Jurong Technologies Industrial Corp., Ltd. (a)	64,000	45,967
K1 Ventures, Ltd. *	374,000	89,144
Keppel Telecommunications & Transportation
Company, Ltd.	47,000	48,395
Kim Eng Holdings, Ltd.	51,000	42,465
MediaRing, Ltd. *	145,000	33,179
Metro Holdings, Ltd.	81,000	39,643
MFS Technology, Ltd. *	56,000	30,967
Midas Holdings, Ltd.	77,000	44,292
MMI Holding, Ltd.	88,000	50,060
Petra Foods, Ltd.	46,000	41,226
Robinson & Company, Ltd. *	13,000	52,469
SBS Transit, Ltd.	29,500	40,313
Singapore Food Industries, Ltd.	68,000	39,331
Sinomem Technology, Ltd.	76,000	40,577
Straits Trading Company, Ltd.	39,000	70,648
United Test and Assembly Center, Ltd. * (a)	215,000	102,492
UOB-Kay Hian Holdings, Ltd.	75,000	58,635
WBL Corp., Ltd.	17,000	49,056

		1,460,678
South Africa - 2.28%
Adcorp Holdings, Ltd.	10,327	33,704
Aeci, Ltd.	19,328	150,318
Afgri, Ltd. *	105,073	87,701
African Oxygen, Ltd.	29,934	129,289
African Rainbow Minerals, Ltd. *	20,963	174,825
Allied Technologies, Ltd.	11,687	89,919
Amalgamated Appliance Holding Company	46,719	35,231
Argent Industrial, Ltd.	20,036	39,374
Astral Foods, Ltd.	8,106	96,252
Aveng, Ltd.	68,362	253,492
Bytes Technology Group, Ltd.	35,480	64,303

The accompanying notes are an integral part of the financial statements. 274

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
South Africa (continued)
Capitec Bank Holdings, Ltd.	8,290	$35,115
Ceramic Industries, Ltd.	1,781	33,144
City Lodge Hotels, Ltd.	5,411	39,836
DataTec, Ltd. *	22,638	89,445
Dimension Data Holdings PLC *	260,585	180,587
Distell Group, Ltd.	3,600	20,499
Distribution & Warehousing Network, Ltd. *	29,007	38,472
Ellerine Holdings, Ltd.	26,382	245,482
Famous Brands, Ltd.	21,997	37,117
Grindrod, Ltd.	23,622	42,221
Group Five, Ltd.	19,505	84,380
Highveld Steel & Vanadium Corp., Ltd.	3,483	29,749
Iliad Africa, Ltd.	18,612	31,819
Illovo Sugar, Ltd.	15,751	39,156
Johnnic Communications, Ltd.	29,319	264,667
Medi-Clinic Corp., Ltd.	45,472	132,554
Metorex, Ltd. *	54,859	89,140
Metropolitan Holdings, Ltd.	136,971	229,601
Mr. Price Group, Ltd. *	28,241	76,481
Murray & Roberts Holdings, Ltd.	64,770	262,210
Mustek, Ltd.	25,208	33,258
Mvelaphanda Group, Ltd.	40,873	47,966
Nampak, Ltd.	97,095	231,394
New Clicks Holdings, Ltd. *	39,503	56,782
Northam Platinum, Ltd.	43,977	225,977
Omnia Holdings, Ltd.	5,039	36,467
Peregrine Holdings, Ltd.	62,815	71,534
Primedia, Ltd. *	25,101	54,730
PSG Group, Ltd.	21,133	64,569
Rainbow Chicken, Ltd.	59,705	83,664
Santam, Ltd.	15,918	187,886
Sun International, Ltd.	23,458	309,494
Tongaat-Hulett Group, Ltd.	13,561	176,563
Trencor, Ltd.	19,947	72,026
Western Areas, Ltd. *	29,160	177,945
Wilson Bayly Holmes-Ovcon, Ltd.	5,031	40,804

		5,027,142
South Korea - 4.87%
Binggrae Company, Ltd.	990	38,206
Bukwang Pharmaceutical Company, Ltd.	2,450	45,618
Byucksan Engineering & Construction
Company, Ltd.	4,400	29,750
Cheil Communications, Inc.	590	118,755
Chong Kun Dang Pharm Corp.	1,240	45,983
Choongwae Pharma Corp.	990	41,707
CJ CGV Company, Ltd.	2,000	53,362
Crown Confectionery Company, Ltd.	310	32,408
Dacom Corp.	7,910	173,200
Dae Han Flour Mills Company, Ltd.	230	31,820
Daeduck Electronics Company, Ltd.	6,110	52,561
Daeduck GDS Company, Ltd.	3,600	32,017
Daehan City Gas Company, Ltd.	1,530	37,082

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
South Korea (continued)
Daekyo Company, Ltd.	1,000	$75,311
Daerim Corp. *	1,180	23,321
Daesang Corp. *	3,090	42,589
Daesung Industrial Company, Ltd.	550	39,190
Daewoo Motor Sales	4,910	107,255
Daewoong Pharmaceutical Company, Ltd.	960	42,241
Daishin Securities Company, Ltd.	9,110	184,787
Daou Technology, Inc. *	5,570	34,474
DC Chemical Company, Ltd.	1,720	77,202
Dong Su Industrial Company, Ltd.	1,490	30,998
Dong Wha Pharmaceutical Industrial
Company, Ltd.	1,460	47,991
Dong-A Pharmaceutical Company, Ltd.	1,180	86,289
Dongbu Corp.	3,980	62,514
Dongbu Hannong Chemicals Company, Ltd.	2,060	38,571
Dongbu Securities Company, Ltd.	3,240	30,939
Dongbu Steel Company, Ltd.	3,980	33,534
DongbuElectronics Company, Ltd. *	17,000	41,733
Dongkuk Steel Mill Company, Ltd.	8,030	139,492
Dongwon F&B Company, Ltd.	640	34,551
Dongwon Systems Corp.	16,920	36,961
Doosan Corp. *	1,300	48,817
Doosan Industrial Development Company, Ltd. *	12,990	133,096
E1 Corp.	890	37,957
Firstec Company, Ltd. *	31,110	35,920
FnC Kolon Corp.	2,670	40,271
Fursys, Inc.	2,920	87,781
Gwangju Shinsegae Company, Ltd.	260	33,536
Halla Climate Control Company, Ltd.	14,530	162,477
Halla Engineering & Construction Corp.	1,480	33,715
Hana Securities Company, Ltd.	2,370	25,392
Handok Pharmaceuticals Company, Ltd.	2,770	39,763
Handsome Company, Ltd.	3,160	48,155
Hanil Cement Manufacturing Company, Ltd.	1,310	97,703
Hanjin Heavy Industries & Construction
Company, Ltd.	2,120	57,777
Hanjin Transportation Company, Ltd.	2,640	67,830
Hankuk Paper Manufacturing Company, Ltd.	1,070	29,996
Hanmi Pharm Company, Ltd.	1,450	170,437
Hansol CSN	8,980	26,248
Hansol LCD, Inc.	910	50,737
Hansol Paper Company	8,310	108,051
Hanwha Chem Corp.	11,170	113,286
Hanwha Securities Company	3,850	37,845
Honam Petrochemical Corp.	1,170	60,730
Hotel Shilla Company, Ltd.	5,200	77,620
Huchems Fine Chemical Corp.	4,460	36,187
Hwa Sung Industrial Company, Ltd.	2,440	31,726
Hyosung Corp. *	6,370	115,625
Hyundai Cement Company	960	26,762
Hyundai Corp. *	1,900	48,323
Hyundai Elevator Company, Ltd.	1,160	88,205

The accompanying notes are an integral part of the financial statements. 275

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
South Korea (continued)
Hyundai H&S Company, Ltd.	1,210	$85,588
Hyundai Hysco	10,230	103,220
Hyundai Marine & Fire
Insurance Company, Ltd.	12,070	160,707
Hyundai Securities Company, Ltd.	8,890	116,055
Ilsung Pharmaceutical Company, Ltd.	650	36,714
Ilyang Pharmaceutical Company, Ltd.	2,380	43,943
Jeonbuk Bank	4,050	29,490
KISWIRE, Ltd.	1,480	34,870
Kolon Engineering &
Construction Company, Ltd.	2,190	34,512
Kolon Industries, Inc. *	3,240	41,454
Korea Development Corp.	1,290	30,192
Korea Development Financing Corp.	710	32,053
Korea Iron & Steel Company, Ltd.	2,550	89,125
Korea Kumho Petrochemical	4,530	118,274
Korea Polyol Company, Ltd.	580	22,021
Korea Zinc Company, Ltd.	2,060	177,854
Korean Petrochemical Ind. Company, Ltd.	1,280	34,352
Korean Reinsurance Company	10,350	122,734
KP Chemical Corp. *	18,980	84,796
KTBNetwork *	6,720	33,658
Kumho Electric Company, Ltd.	700	33,640
Kumho Industrial Company, Ltd.	5,250	101,303
Kwang Dong Pharmaceutical Company, Ltd.	10,360	32,437
Kyeryong Construction
Industrial Company, Ltd.	2,160	67,855
Kyobo Securities Company	3,590	34,356
LG Household & Health Care, Ltd.	2,200	169,116
LG International Corp.	9,430	211,387
LG Life Sciences, Ltd. *	1,060	50,169
LG Petrochemical Company, Ltd.	7,470	162,400
LIG Non-Life Insurance Company, Ltd.	8,940	130,192
Lotte Chilsung Beverage Company, Ltd.	160	213,034
Lotte Midopa Company, Ltd. *	9,850	180,330
Lotte Samkang Company, Ltd.	190	27,867
LS Cable, Ltd.	4,270	143,022
LS Industrial Systems Company, Ltd.	3,710	129,475
Meritz Securities Company, Ltd.	5,270	37,057
Moorim Paper Company, Ltd.	3,770	30,745
Namyang Dairy Products Company, Ltd.	80	58,168
NH Investment & Securities Company, Ltd.	2,440	34,264
Nong Shim Company, Ltd.	150	36,121
Nong Shim Holdings Company, Ltd.	490	36,138
Orion Corp.	620	136,724
Ottogi Corp.	350	34,259
Pantech & Curitel Communications, Inc. *	26,460	35,093
Pantech Company, Ltd. *	22,250	85,288
Poonglim Industrial Company, Ltd.	4,740	40,924
Poongsan Corp.	5,650	123,126
Pulmuone Company, Ltd.	1,020	31,406
Pusan City Gas Company, Ltd.	1,820	36,254

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
South Korea (continued)
S&T Corp.	1,460	$35,841
S&T Dynamics Company, Ltd.	6,810	44,486
S1 Corp.	3,100	126,567
Saehan Industries, Inc. *	6,020	21,917
Sam Young Electronics Company, Ltd.	4,150	34,535
Sambu Construction Company, Ltd.	1,580	40,266
Samchully Company, Ltd.	770	82,899
Samjin Pharmaceutical Company, Ltd.	630	36,502
Samsung Fine Chemicals Company, Ltd.	4,250	106,101
Samwhan Corp.	1,500	33,625
Samyang Corp.	1,580	85,299
Samyang Genex Company, Ltd.	400	29,958
SeAH Holdings Corp.	560	39,028
Seoul Securities Company, Ltd.	26,110	38,024
Serim Paper Manufacturing Company, Ltd. *	2,700	46,622
Shinyoung Securities Company, Ltd.	1,270	41,283
Sindo Ricoh Company, Ltd.	1,960	102,756
SK Chemicals Company, Ltd.	3,110	121,152
SK Gas Company, Ltd.	1,000	40,568
SK Securities Company, Ltd.	68,860	82,373
SKC Company, Ltd.	5,200	111,697
Solomon Mutual Savings Bank	1,530	27,772
Ssangyong Cement Industrial Company, Ltd. *	12,410	150,389
Ssangyong Motor Company *	20,950	99,155
STX Corp.	2,730	38,053
STX Engine Company, Ltd.	3,000	56,639
Sudo Pharmaceutical Industry Company, Ltd. *	14,770	34,799
Sungshin Cement Company, Ltd.	2,140	27,046
Sungwon Corp. *	9,330	41,053
Tae Young Corp.	1,420	70,383
Taegu Department Store Company	2,330	36,113
Taekwang Industrial Company, Ltd.	70	51,480
Taihan Electric Wire Company, Ltd.	5,070	108,377
Tong Yang Investment Bank *	17,520	241,473
Tong Yang Major Corp. *	5,140	31,224
Union Steel	1,390	27,400
Woongjin Coway Company, Ltd.	3,040	69,569
Woongjin Thinkbig Company, Ltd.	5,790	106,904
YESCO Company, Ltd.	1,580	41,910
Youlchon Chemical Company, Ltd.	3,520	32,478
Young Poong Corp.	376	88,001
Youngone Corp.	8,130	36,153
Yuhan Corp.	1,360	211,494
Yungjin Pharmaceutical Company, Ltd. *	11,000	35,643

		10,753,149
Spain - 1.06%
Adolfo Dominguez	1,505	86,637
Amper SA	3,877	46,968
Baron de Ley *	714	37,513
Campofrio Alimentacion SA	2,352	44,079
Construcciones y Auxiliar de Ferrocarriles SA	288	38,316

The accompanying notes are an integral part of the financial statements. 276

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Spain (continued)
Duro Felguera SA (a)	7,697	$42,733
Electrificaciones del Norte	5,639	183,949
FAES FARMA SA (a)	6,203	169,813
Grupo Empresarial Ence SA	4,932	217,354
La Seda de Barcelona SA * (a)	84,819	195,309
Mecalux SA *	3,078	109,725
Natra SA	4,190	44,971
Obrascon Huarte Lain SA	7,972	150,117
Sociedad Nacional Inds., Aplicaciones
Celulosa Espanola * (a)	8,538	45,546
Sol Melia SA (a)	21,413	383,222
SOS Cuetara SA	3,473	52,870
Tecnocom Telecomunicaciones y Energia SA *	3,269	43,826
Tubacex SA (a)	31,018	184,114
Tubos Reunidos SA	5,645	113,014
Viscofan SA * (a)	11,089	162,141

		2,352,217
Sweden - 2.06%
Acando AB *	14,000	23,962
Active Biotech AB *	4,200	36,522
AddTech AB	3,800	56,122
Angpanneforeningen AB, B Shares	2,000	32,023
Axfood AB	5,750	175,796
Axis Communications AB	9,900	83,355
Bergman & Beving AB	5,500	108,180
Billerud Aktibolag AB (a)	11,500	177,780
Bong Ljungdahl AB *	4,000	38,096
Capio AB * (a)	2,800	47,344
Cardo AB	5,000	148,380
Clas Ohlson AB	2,250	48,603
Concordia Maritime AB	6,500	41,270
D. Carnegie & Company AB (a)	52,789	939,941
Elekta AB, Series B (a)	6,000	106,006
Gunnebo AB	5,274	53,869
Haldex AB (a)	3,300	62,630
Hoganas AG, B Shares	7,400	189,982
IBS AB * (a)	17,000	58,193
Industrial & Financial Systems Corp. * (a)	56,000	71,885
JM AB	14,400	224,599
Lindex AB * (a)	10,000	129,747
Micronic Laser Systems AB *	7,700	82,368
Munters AB	1,650	64,566
Narkes Elektriska AB	600	10,766
New Wave Group AB, B Shares (a)	6,000	65,011
Nibe Industrier AB, B Shares	10,200	114,039
Nobia AB (a)	9,700	301,246
Nolato AB	3,400	37,309
Obsever AB *	18,200	79,634
OEM International AB	900	20,000
Peab AB	8,800	143,329
Pergo AB *	9,800	65,334
Proffice AB *	10,000	23,051

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Sweden (continued)
Protect Data AB	5,000	$76,261
Q-Med AB	14,300	196,887
Rederi AB Transatlantic	9,000	51,305
Skanditek Industriforvaltning AB	9,500	51,140
SkiStar AB	5,100	83,769
Studsvik AB	1,200	33,044
Sweco AB *	2,600	72,851
Teleca AB *	14,200	63,308
WM Data AB, Series B	20,000	70,118

		4,559,621
Switzerland - 5.35%
Actelion, Ltd. *	1,985	265,160
AFG Arbonia-Forster Holdings	351	123,762
Agie Charmilles Holding AG	386	46,869
Allreal Holding AG	553	58,048
Also Holding AG	779	39,086
Ascom Holding AG *	5,820	63,215
Bank Coop AG	1,189	77,776
Bank Sarasin & Compagnie AG	41	114,987
Banque Cantonale Vaudoise	530	200,302
Barry Callebaut AG *	617	274,317
Belimo Holding AG	55	44,136
Berner Kantonalbank	1,072	179,000
Bucher Industries AG	1,062	92,883
Charles Voegele Holding AG *	553	43,726
Clariant AG *	5,086	61,838
Converium Holding AG	9,789	115,449
Conzzeta Holding AG	51	88,879
Daetwyler Holding AG	21	89,365
Emmi AG	663	85,448
EMS-Chemie Holding AG	993	111,478
Energiedienst Holding AG *	222	90,333
Flughafen Zuerich AG	524	125,723
Forbo Holding AG *	319	91,534
Georg Fischer AG *	439	206,209
Gurit Heberlein	475	293,386
Helvetia Patria Holding	609	181,658
Hiestand Holding AG	37	38,958
Jelmoli Holding AG	51	94,046
Kudelski SA (a)	1,673	48,887
Kuoni Reisen Holding AG, Series B *	3,158	1,651,058
LEM Holding SA	350	39,292
Lonza Group AG	4,035	262,633
Luzerner Kantonalbank *	435	92,469
Medisize Holding AG *	3,598	250,813
Mobilezone Holding AG	8,109	42,592
Phoenix Mecano AG	185	74,978
PubliGroupe SA *	373	119,123
Rieter Holdings AG	1,205	517,670
Saurer AG *	3,870	326,238
SEZ Holding AG *	2,074	49,509

The accompanying notes are an integral part of the financial statements. 277

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Switzerland (continued)
SIG Holding AG *	3,911	$928,851
Sika AG *	225	281,410
St. Galler Kantonalbank	320	121,910
Sulzer AG	551	445,284
Swiss Prime Site AG *	1,559	77,843
Swissfirst AG	465	28,344
Swisslog Holding AG *	37,946	39,985
Swissquote Group Holding SA *	166	43,057
Tamedia AG	447	48,733
Tecan Group AG	2,047	107,850
Temenos Group AG *	3,887	45,370
Valiant Holding *	5,783	636,566
Valora Holding AG	858	192,819
Verwaltungs-und Privat-Bank AG	5,047	1,219,102
Von Roll Holding AG *	20,062	40,492
Vontobel Holdings AG	17,200	681,754
Zuger Kantonalbank AG	35	103,267

		11,815,470
Thailand - 0.12%
Cal-Comp Electronics Thailand PCL	304,200	30,926
Kiatnakin Finance PCL	49,600	37,621
Major Cineplex Group PCL	90,000	37,605
Thai Plastic & Chemical PLC	98,800	40,493
Thoresen Thai Agencies PLC	80,100	51,161
Ticon Industrial Connection PLC	88,400	39,289
Vinythai PCL	100,000	23,287

		260,382
Turkey - 0.04%
Eczacibasi Ilac Sanayi *	17,155	41,936
Mardin Cimento Sanayii ve Ticaret	7,907	44,003

		85,939
United Kingdom - 15.64%
A.G. Barr	2,441	52,261
Abacus Group PLC	13,889	42,206
Abbot Group PLC	30,745	173,992
Aberdeen Asset Management PLC	72,297	216,949
Acal PLC	5,883	39,840
AEA Technology PLC *	18,852	37,654
Aga Foodservice Group PLC	25,077	182,224
Aggreko PLC	98,123	526,366
Alfred McAlpine PLC	15,100	138,091
Alizyme PLC *	58,896	131,081
Amstrad PLC	11,470	41,401
Anite Group PLC *	41,216	57,626
Antisoma PLC *	137,552	37,940
Arena Leisure PLC	50,686	38,326
Arla Foods UK PLC	85,263	78,257
Arriva PLC	9,180	103,903
Ashtead Group PLC	42,119	105,559
Autonomy Corp. PLC *	34,951	258,961
Aveva Group PLC	7,896	56,175

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
United Kingdom (continued)
Avis Europe PLC * (a)	65,846	$81,416
Axis-Shield PLC *	6,029	36,126
Axon Group PLC	6,844	52,239
Babcock International Group	32,683	216,045
Bespak PLC	7,040	89,993
Blacks Leisure Group PLC	5,193	40,156
Bloomsbury Publishing PLC	15,244	93,663
Bodycote International	295,612	1,313,036
Bovis Homes Group PLC	21,300	339,338
BPP Holdings PLC	5,823	47,907
Brewin Dolphin Holdings PLC	36,061	104,953
Brit Insurance Holdings PLC	50,995	262,884
BSS Group PLC	6,945	45,083
Burberry Group PLC	127,914	1,164,308
Business Post Group PLC (a)	6,109	50,696
Capital & Regional PLC	10,569	202,456
Care UK PLC	6,169	61,022
Carillion PLC	19,053	115,073
Carpetright PLC	6,062	133,419
Charles Stanley Group PLC	5,789	37,001
Chemring Group PLC	7,531	211,020
Chloride Group	46,548	98,729
Chrysalis Group PLC	18,683	41,848
COLT Telecom Group SA * (a)	15,623	38,041
Communisis PLC	29,820	33,468
Computacenter PLC *	15,727	78,455
Cookson Group PLC	28,626	297,590
Costain Group PLC *	84,259	74,932
Countrywide PLC	25,160	195,032
Cranswick PLC	9,285	121,517
Crest Nicholson	18,269	184,187
Croda International	16,938	139,756
Dairy Crest Group PLC	18,208	193,616
Dana Petroleum PLC *	3,885	90,087
Datamonitor PLC	12,585	95,101
Davis Service Group PLC	30,431	280,320
De La Rue PLC	24,603	251,322
Delta PLC	17,178	42,153
Detica Group PLC	13,225	75,975
Development Securities PLC	9,003	94,535
Devro PLC	33,835	74,661
Dicom Group PLC	14,754	70,936
Diploma PLC	2,919	40,590
Domestic & General Group	4,202	78,294
Domino Printing Sciences	29,115	165,321
DS Smith PLC	179,314	535,527
DTZ Holdings PLC	19,551	228,166
DX Services PLC	58,376	460,285
Electrocomponents PLC	121,262	551,303
Elementis PLC	72,963	123,527
Emerald Energy PLC *	6,316	24,420
Ennstone PLC	39,739	37,041

The accompanying notes are an integral part of the financial statements. 278

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
United Kingdom (continued)
Enodis PLC	17,849 $	58,739
Enterprise PLC	12,951	109,877
Entertainment Rights PLC *	57,976	34,464
Erinaceous Group PLC	12,246	66,449
Euromoney Institutional Investor PLC	19,007	165,956
European Motor Holdings PLC	11,169	88,172
Evolution Group PLC	41,382	106,271
Expro International Group	8,613	113,787
F&C Asset Management PLC	110,863	425,996
Fenner PLC	16,871	66,914
Filtrona PLC	35,950	184,813
Findel PLC	15,671	168,726
First Choice Holidays PLC	37,488	151,359
FKI PLC	45,272	83,320
Forth Ports PLC	6,238	217,983
Fuller Smith & Turner	1,929	47,739
Galliford Try PLC	63,253	140,778
Game Group PLC	182,118	318,719
Go-Ahead Group PLC	4,821	169,200
Greene King PLC	11,999	192,644
Gyrus Group PLC *	30,914	221,258
Halfords Group PLC	12,850	81,154
Halma PLC	70,303	254,763
Headlam Group PLC	15,591	156,298
Helical Bar PLC	17,052	125,370
Helphire PLC	16,744	122,548
Henderson Group PLC	179,841	312,169
Henry Boot PLC	2,686	41,897
Highway Insurance Holdings PLC	55,651	74,633
Hill & Smith Holdings PLC	17,785	80,181
Hiscox PLC	54,162	246,241
HMV Group PLC	34,396	99,453
Holidaybreak PLC	5,473	76,313
Homeserve PLC	57,619	1,841,377
Homestyle Group PLC *	47,841	106,704
Hunting PLC	12,824	109,287
IG Group Holdings PLC	22,657	101,714
Intec Telecom Systems PLC *	40,144	28,255
Interserve PLC	6,095	33,565
Intertek Group PLC	24,314	319,597
iSOFT Group PLC	219,087	215,672
Isotron PLC	3,348	38,531
ITE Group PLC	44,002	100,653
J.D. Wetherspoon PLC	24,171	205,987
James Fisher & Sons PLC	11,043	106,083
JJB Sports PLC	34,953	117,852
JKX Oil & Gas PLC	56,800	326,305
John Laing PLC	9,595	49,281
John Wood Group PLC	186,846	814,819
Johnson Service Group PLC	10,919	80,954
Keller Group PLC	10,102	131,249
Kensington Group PLC	18,377	290,498

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
United Kingdom (continued)
Kier Group PLC	2,616 $	80,118
Kiln PLC	63,629	111,355
London Clubs International PLC *	29,221	73,651
Lookers PLC *	35,795	111,669
Luminar PLC	12,952	135,139
M.J. Gleeson Group PLC	11,305	82,633
Marshalls PLC	22,799	136,288
Marylebone Warwick Balfour Group PLC *	24,660	96,164
Matalan PLC	36,694	121,629
Mcbride PLC	26,220	82,297
McCarthy & Stone PLC	6,438	132,877
Melrose Resources PLC	17,369	123,904
Metal Bulletin PLC	7,120	55,056
Metalrax Group PLC	29,412	37,346
MFI Furniture Group PLC	112,844	181,386
MICE Group PLC	64,572	40,842
Michael Page International PLC	21,914	143,921
Minerva PLC	8,952	48,320
Misys PLC	32,278	151,814
Mitie Group	39,512	145,814
Morgan Crucible Company	40,098	208,997
Morgan Sindall PLC	13,744	283,930
Morse PLC	21,375	38,221
Mothercare PLC	12,706	82,963
Mouchel Parkman PLC	22,298	148,882
MyTravel Group PLC *	74,690	282,737
N Brown Group PLC	40,552	173,565
Northgate Information Solutions PLC *	34,647	48,112
Northgate PLC	8,733	162,635
NSB Retail Systems PLC *	64,125	35,680
Oxford Biomedica PLC *	90,000	47,081
Pace Micro Technology PLC *	44,430	47,330
Pendragon PLC	16,443	162,180
Premier Farnell PLC	52,563	187,727
Premier Foods PLC	16,880	84,851
Premier Oil PLC *	16,835	329,851
Protherics PLC *	31,033	47,226
Psion PLC	17,318	38,708
PZ Cussons PLC	3,268	88,835
QXL Ricardo PLC *	202	38,525
Rathbone Brothers	2,600	57,026
Redrow PLC	28,869	276,502
Regus Group PLC *	122,300	229,156
Renishaw PLC	9,048	136,316
Rensburg Sheppards PLC	4,945	63,965
Restaurant Group PLC	25,822	97,257
Retail Decisions PLC *	14,432	46,121
RM PLC	11,530	39,534
Robert Walters PLC	17,416	80,174
Robert Wiseman Dairies PLC	9,457	76,995
ROK PLC	4,096	49,711
Rotork PLC	11,244	155,711

The accompanying notes are an integral part of the financial statements. 279

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
United Kingdom (continued)
Royalblue Group PLC	3,727 $	61,999
RPC Group PLC	19,627	87,272
RPS Group PLC	47,731	206,335
Sanctuary Group PLC *	41,903	14,946
Savills PLC	18,273	181,620
SDL PLC *	10,149	39,577
Senior PLC	36,311	42,480
Severfield-Rowen PLC	1,973	55,922
Shanks Group PLC	30,880	110,434
Shore Capital Group PLC	82,607	88,784
SIG PLC	12,946	229,889
Skyepharma PLC *	127,235	63,534
Smiths News PLC *	27,259	246,304
Soco International PLC * (a)	9,700	239,505
Sondex PLC	6,737	40,977
Speedy Hire PLC	4,678	77,730
Spirax-Sarco Engineering PLC	28,330	499,029
Spirent Communications PLC *	74,246	64,615
SSL International PLC	22,790	125,938
St. Modwen Properties PLC	19,129	170,297
Stagecoach Group PLC	36,547	80,645
Stanley Leisure PLC	3,615	45,145
Surfcontrol PLC *	4,312	34,184
Taylor Nelson Sofres PLC	52,452	187,580
TDG PLC	11,424	46,505
Ted Baker PLC	4,286	39,787
Telent PLC * (a)	12,810	121,595
The Weir Group PLC	30,479	260,324
THUS Group PLC *	17,980	40,615
Topps Tiles PLC	25,010	115,249
Town Centre Securities PLC	11,969	128,639
TT electronics PLC	25,281	85,602
UK Coal PLC *	32,311	129,074
Ultra Electronics Holdings	4,987	96,810
Vanco PLC *	9,115	73,691
Venture Production PLC *	16,210	249,459
Vernalis PLC *	62,378	73,272
Victrex PLC	29,565	427,987
Viridian Group PLC	7,576	144,403
Vitec Group PLC	8,660	77,467
VT Group PLC	12,096	113,035
W.S. Atkins PLC	10,919	176,655
Wagon PLC	23,762	91,872
Wellington Underwriting PLC	31,932	56,339
Whatman PLC	50,013	292,547
Wincanton PLC	9,755	61,144
Wolfson Microelectronics PLC *	17,835	162,339
Wolverhampton & Dudley Brew PLC	14,018	360,788
Woolworths Group PLC	94,167	58,217
WSP Group PLC	6,248	54,167
Xaar PLC	8,223	20,257
Xansa PLC	21,636	32,000

International Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
United Kingdom (continued)
Yule Catto & Company PLC	83,739	$372,346

		34,551,601
United States - 0.91%
Akita Drilling, Ltd.	2,100	39,850
Bow Valley Energy, Ltd. *	12,900	71,689
Cangene Corp. *	4,700	35,888
GSI Group Inc. *	61,283	552,160
International Uranium Corp. *	8,500	47,928
Quest Capital Corp.	31,000	86,839
Savanna Energy Services Corp. *	5,500	121,018
Steiner Leisure, Ltd. *	25,841	994,362
Stratos Global Corp. *	6,300	19,583
Van Houtte, Inc.	2,200	36,261

		2,005,578

TOTAL COMMON STOCKS (Cost $223,386,132)		$216,683,534

PREFERRED STOCKS - 0.40%
Brazil - 0.14%
Klabin SA, ADR	48,000	95,518
Sadia SA, ADR	36,000	96,695
Suzano Bahia Sul Papel e Celulose SA *	10,000	60,960
Weg SA	15,000	63,763

		316,936
Germany - 0.26%
Hugo Boss AG (a)	13,247	566,004

TOTAL PREFERRED STOCKS (Cost $940,641)		$882,940

RIGHTS - 0.01%
United Kingdom - 0.01%
Premier Foods PLC	16,880	25,849

TOTAL RIGHTS (Cost $18,951)		$25,849

SHORT TERM INVESTMENTS - 17.98%
State Street Navigator Securities
Lending Prime Portfolio (c)	$39,707,208	$39,707,208

TOTAL SHORT TERM INVESTMENTS
(Cost $39,707,208)		$39,707,208

REPURCHASE AGREEMENTS - 0.95%
Repurchase Agreement with State
Street Corp. dated 08/31/2006 at
3.95% to be repurchased at
$2,107,231 on 09/01/2006,
collateralized by $2,210,000
Federal National Mortgage
Association, 4.25% due
08/15/2010 (valued at $2,151,988,
including interest) (c)	$2,107,000	$2,107,000

TOTAL REPURCHASE AGREEMENTS
(Cost $2,107,000)		$2,107,000

The accompanying notes are an integral part of the financial statements. 280

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

Total Investments (International Small Company Fund)
(Cost $266,159,932) - 117.43%	$259,406,531
Liabilities in Excess of Other Assets - (17.43)%	(38,495,541)

TOTAL NET ASSETS - 100.00%	$220,910,990

The portfolio had the following five top industry concentrations as of August 31, 2006 (as a percentage of total net assets):

Building Materials & Construction	7.05%
Banking	4.66%
Paper	4.54%
Food & Beverages	4.23%
Business Services	3.89%

International Stock Fund

	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 94.95%
Australia - 2.18%
Amcor, Ltd.	13,592	$69,578
Australia and New Zealand Bank Group, Ltd.	9,602	199,616
BHP Billiton, Ltd.	18,361	388,011
Commonwealth Bank of Australia, Ltd.	3,796	132,404
Foster's Group, Ltd.	13,710	62,233
Investa Property Group, Ltd.	40,193	72,672
Mirvac Group, Ltd.	26,244	91,499
Qantas Airways, Ltd., ADR	21,055	55,256
Rio Tinto, Ltd.	3,603	200,520
Stockland Company, Ltd.	9,430	52,086
Telstra Corp., Ltd.	45,633	125,328
Woodside Petroleum, Ltd.	1,774	57,194
Woolworths, Ltd.	7,634	120,556
Zinifex, Ltd.	11,402	103,513

		1,730,466
Austria - 0.41%
Bohler Uddeholm AG	997	53,567
Oesterreichische Elektrizitaets AG, Class A	910	45,773
OMV AG	1,897	101,001
Voestalpine AG	3,352	126,841

		327,182
Belgium - 0.84%
Colruyt SA	207	35,139
Delhaize Group	1,004	76,356
Dexia	6,480	166,205
Fortis Group SA	7,068	274,688
UCB SA	1,983	116,082

		668,470
Bermuda - 0.09%
Frontline, Ltd.	513	20,937
Noble Group, Ltd.	3,361	2,307
Ship Finance International, Ltd. (a)	380	7,668
Yue Yuen Industrial Holdings, Ltd.	13,718	39,689

		70,601
Canada - 2.08%
Alcan Aluminum, Ltd. USD	3,500	157,218
BCE, Inc.	2,988	74,447

International Stock Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Canada (continued)
Canadian Imperial Bank of Commerce	2,870	$208,329
Canadian Natural Resources, Ltd.	6,837	358,515
EnCana Corp. - CAD	1,897	99,422
Goldcorp, Inc.	3,500	96,620
Magna International, Inc.	800	57,341
National Bank of Canada	2,165	117,323
Nexen, Inc.	1,039	60,454
Petro-Canada	7,267	309,947
Royal Bank of Canada	2,574	113,924

		1,653,540
Denmark - 0.25%
A P Moller- Maersk A/S, Series A	8	65,027
Danske Bank AS	1,819	69,873
DSV AS	378	61,191

		196,091
Finland - 2.39%
Amer Sports Oyj	1,750	38,841
Elcoteq SE	1,050	19,006
Fortum Corp. Oyj	10,489	281,779
Kesko Oyj	2,767	116,951
Metso Oyj	4,017	149,229
Neste Oil OYJ	2,150	67,660
Nokia AB Oyj	22,035	460,878
OKO Bank - A	2,300	37,308
Oriola-KD OYJ *	1,300	3,127
Outokumpu Oyj	6,504	165,157
Rautaruukki Oyj	5,609	163,597
Sampo Oyj, A Shares	14,358	296,635
YIT Oyj	4,316	93,585

		1,893,753
France - 10.52%
Alstom RGPT *	1,637	154,128
Assurances Generales de France	490	61,430
AXA Group	4,290	159,151
BNP Paribas SA	16,170	1,715,860
Cap Gemini SA	2,839	155,295
Carrefour SA	3,325	204,849
Casino Guich-Perrachon SA	2,367	202,724
Compagnie De Saint Gobain SA	3,360	249,085
Compagnie Generale des Etablissements
Michelin, Class B	2,099	142,313
Credit Agricole S.A.	9,737	394,982
Lafarge SA	916	117,765
L'Oreal SA	1,290	134,824
LVMH Moet Hennessy SA	897	92,201
Peugeot SA	6,551	369,323
Pinault-Printemps-Redoute SA	458	63,160
Publicis Groupe SA	2,978	117,412
Renault Regie Nationale SA	6,094	708,634
Sanofi-Aventis	1,267	113,538
Schneider Electric SA	987	105,113

The accompanying notes are an integral part of the financial statements. 281

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

International Stock Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
France (continued)
Societe Generale	2,709	$436,651
Suez SA	2,631	112,347
Total SA	33,996	2,291,890
Vallourec SA	895	200,362
Zodiac SA	662	40,167

		8,343,204
Germany - 7.89%
Adidas-Salomon AG	866	41,211
Allianz AG	1,203	203,709
Altana AG	3,746	220,915
Bayerische Motoren Werke (BMW) AG	6,139	317,588
Commerzbank AG	10,614	370,678
DaimlerChrysler AG	6,111	322,081
Deutsche Bank AG	6,413	731,372
Deutsche Boerse AG	1,645	249,304
Deutsche Post AG	7,361	186,354
Deutsche Postbank AG	817	63,670
E.ON AG	4,458	565,499
Fresenius AG	559	95,952
Henkel KGaA	378	43,037
Hochtief AG	1,810	102,875
KarstadtQuelle AG * (a)	1,693	37,468
MAN AG	2,440	186,377
Merck & Company AG	576	57,098
Muenchener Rueckversicherungs-
Gesellschaft AG	4,906	737,932
Puma AG	334	115,675
Salzgitter AG	1,859	166,302
SAP AG	779	148,574
Solarworld AG	946	55,898
Suedzucker AG	4,929	122,641
Thyssen Krupp AG	16,327	555,158
Tui AG	7,782	151,716
Volkswagen AG (a)	5,192	414,120

		6,263,204
Hong Kong - 0.39%
CLP Holdings, Ltd.	15,904	100,615
Hong Kong Electric Holdings, Ltd.	17,854	85,402
Hong Kong Exchange & Clearing, Ltd.	12,500	85,188
MTR Corp.	14,000	35,824

		307,029
Ireland - 0.74%
CRH PLC	6,325	219,030
DCC PLC	2,105	52,779
Depfa Bank PLC	14,242	264,541
Kerry Group PLC	2,405	53,533

		589,883
Italy - 2.78%
Banca Monte dei Paschi Siena SpA	25,201	153,052
Banco Popolare Di Verona e Novara SpA	4,422	131,239
Benetton Group SpA	3,397	50,757

International Stock Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Italy (continued)
Eni SpA	44,489	$1,360,210
Fiat SpA - RNC *	2,766	36,799
Fiat SpA * (a)	8,205	117,348
Fondiaria-Sai SpA	1,442	46,209
Impregilo SpA *	12,118	44,762
Italcementi SpA	2,572	40,535
UniCredito Italiano SpA	27,821	221,370

		2,202,281
Japan - 24.87%
Aderans Company, Ltd.	865	22,407
AEON Company, Ltd.	5,289	133,177
Alps Electric Company	2,946	33,061
Amada Company, Ltd.	7,487	78,216
Asics Corp.	4,000	50,002
Canon, Inc.	7,250	360,786
Chubu Electric Power Company, Inc.	11,199	303,462
Cosmo Oil Company, Ltd.	10,000	44,054
Daido Steel Company, Ltd.	9,040	69,482
Daiei Inc. *	6,208	120,081
Daiichi Sankyo Company, Ltd.	4,831	133,377
Daikyo, Inc. *	16,888	86,919
Daiwa Securities Group, Inc. (a)	24,000	286,106
East Japan Railway Company	21	155,145
Eisai Company, Ltd.	3,880	184,817
Elpida Memory, Inc. *	1,000	44,225
Fuji Electric Holdings	11,000	55,865
Fuji Heavy Industries, Ltd.	23,116	133,746
Fujikura, Ltd.	9,000	106,370
Fujitsu, Ltd.	12,000	96,221
Haseko Corp. *	53,347	190,923
Hokkaido Electric Power Company, Inc.	3,599	88,936
Honda Motor Company, Ltd.	50,712	1,724,178
Ibiden Company, Ltd.	2,036	104,268
Isetan Company, Ltd.	3,403	57,415
Ishikawajima-Harima Heavy Industries
Company, Ltd.	32,769	95,497
Isuzu Motors, Ltd.	30,542	99,156
Itochu Corp.	44,047	369,701
Kansai Electric Power Company, Ltd. (a)	11,600	278,250
Kao Corp.	6,050	161,361
Kawasaki Heavy Industries, Ltd.	20,438	64,612
Kawasaki Kisen Kaisha, Ltd.	19,000	123,531
Keisei Electric Railway Company, Ltd.	4,458	27,047
Kenedix, Inc.	16	77,168
Kirin Brewery Company, Ltd.	5,000	69,490
KK DaVinci Advisors *	68	61,420
Kobe Steel Company, Ltd.	21,744	69,481
Komatsu, Ltd.	16,949	309,792
Konami Corp.	3,523	89,760
Kubota Corp.	18,000	148,166
Kyushu Electric Power	5,980	142,678
LeoPalace21 Corp.	2,590	91,810

The accompanying notes are an integral part of the financial statements. 282

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

International Stock Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Marubeni Corp.	36,824	$196,742
Mazda Motor Corp.	27,488	176,141
Mediceo Holdings Company, Ltd.	2,400	44,685
Mitsubishi Corp.	26,895	547,732
Mitsubishi Estate Company, Ltd.	10,404	224,295
Mitsubishi Heavy Industries, Ltd.	38,000	159,311
Mitsubishi Materials Corp.	23,130	100,715
Mitsubishi Rayon Company, Ltd.	14,920	102,980
Mitsubishi UFJ Financial Group, Inc.	71	968,003
Mitsui & Company, Ltd.	14,560	210,791
Mitsui Trust Holdings, Inc.	29,553	346,008
Mizuho Financial Group, Inc.	72	582,233
Mizuho Trust & Banking Company, Ltd. *	31,000	73,171
NGK Spark Plug Company, Ltd.	3,000	61,097
Nikko Cordial Corp.	7,000	88,876
Nikon Corp.	5,227	94,648
Nintendo Company, Ltd.	700	143,633
Nippon Sheet Glass Company, Ltd.	10,000	48,315
Nippon Telegraph & Telephone Corp.	87	439,615
Nippon Yusen Kabushiki Kaisha	10,000	61,949
Nissan Chemical Industries, Ltd.	4,992	64,785
Nissan Motor Company, Ltd.	77,500	880,959
Nomura Securities Company, Ltd.	13,400	259,196
NTT DoCoMo, Inc.	238	369,102
Orix Corp.	1,117	296,490
Osaka Gas Company, Ltd.	49,120	180,817
Resona Holdings, Inc. *	138	435,090
Ricoh Company, Ltd.	18,000	353,543
Seven & I Holdings Company, Ltd.	2,100	74,262
Shinko Electric Industries Company, Ltd.	2,767	80,401
Shinko Securities Company, Ltd.	14,000	56,666
Showa Shell Sekiyu K.K.	3,600	40,216
Sony Corp.	4,200	181,807
Sumitomo Chemical Company, Ltd.	12,000	94,483
Sumitomo Corp.	15,596	210,906
Sumitomo Light Metal Industries, Ltd.	15,000	32,977
Sumitomo Metal Industries, Ltd.	17,334	71,342
Sumitomo Metal Mining Company, Ltd.	14,000	197,435
Sumitomo Mitsui Financial Group, Inc.	7	78,735
Sumitomo Realty &
Development Company, Ltd.	8,000	235,866
Sumitomo Trust & Banking Company, Ltd.	12,448	132,695
TAIHEIYO CEMENT CORP.	16,097	60,627
Taisho Pharmaceuticals Company, Ltd.	2,790	54,561
Takashimaya Company, Ltd.	4,436	55,944
Takeda Pharmaceutical Company, Ltd.	22,089	1,462,499
The Japan Steel Works, Ltd.	6,000	42,589
The Tokyo Electric Power Company, Ltd.	3,539	101,024
Toho Zinc Company, Ltd. *	7,000	54,399
Tohoku Electric Power Company, Inc.	5,400	122,398
Tokyo Electron, Ltd.	1,900	124,988
Tokyo Gas Company, Ltd.	32,397	172,537

International Stock Fund (continued)
		Shares or
		Principal
		Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Tokyo Seimitsu Company, Ltd.		1,001	$48,363
TonenGeneral Sekiyu K.K.		8,133	73,461
Toray Industries, Inc.		14,000	111,661
Toshiba Corp.		15,000	106,855
Toyo Tire & Rubber Company, Ltd.		3,812	16,891
Toyota Motor Corp.		19,300	1,047,599
Ube Industries, Ltd.		2,282	6,242
Yamada Denki Company, Ltd.		410	44,020
YASKAWA Electric Corp.		6,696	77,199

			19,724,729
Netherland Antilles - 0.23%
Mittal Steel Company NV		5,489	182,918
Netherlands - 8.77%
ABN AMRO Holdings NV		41,066	1,169,400
Aegon NV		32,696	583,059
Akzo Nobel NV		2,672	153,680
Buhrmann NV		4,622	62,793
Corio NV		173	11,630
CSM NV		2,183	66,576
DSM NV		2,381	94,057
Euronext NV		1,786	160,389
Hagemeyer N.V. *		12,736	64,355
Heineken Holding NV		1,950	78,129
Heineken NV		8,304	384,655
ING Groep NV		42,407	1,830,909
Koninklijke Ahold NV *		10,160	97,349
Oce-Van Der Grinten NV		2,593	44,947
Reed Elsevier NV		12,647	202,557
Royal Dutch Shell PLC, A Shares	GBP	9,009	311,900
Royal Dutch Shell PLC, A Shares	NLG	22,563	779,032
Royal Dutch Shell PLC, B Shares GBP		14,878	532,072
Stork NV *		840	41,360
TNT Post Group NV		4,127	154,952
Vedior NV		4,650	85,897
Wereldhave NV		431	45,211

			6,954,909
Norway - 0.44%
Norsk Hydro ASA		9,137	235,594
Statoil ASA		4,318	116,461

			352,055
Singapore - 1.00%
Ascendas Real Estate Investment Trust *		16,000	20,950
CapitaLand, Ltd.		29,203	88,353
Cosco Corp. Singapore, Ltd.		63,600	61,850
DBS Group Holdings, Ltd.		23,231	265,784
Keppel Corp., Ltd.		3,072	29,289
Keppel Land, Ltd.		16,538	46,672
K-REIT Asia *		2,908	2,735
Neptune Orient Lines, Ltd. (a)		27,488	33,720
SembCorp Industries, Ltd.		27,802	61,496
SembCorp Marine, Ltd.		8,267	18,181

The accompanying notes are an integral part of the financial statements. 283

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

International Stock Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Singapore (continued)
Singapore Technologies Engineering, Ltd.	13,683	$25,395
Singapore Telecommunications, Ltd., ADR *	54,700	86,571
StarHub Ltd.	37,290	57,121

		798,117
Spain - 1.19%
ACS Actividades SA	1,013	45,369
Fomento de Construcciones SA	981	76,426
Gas Natural SDG SA	2,753	92,024
Iberdrola SA	8,232	305,182
Repsol SA	14,721	422,587

		941,588
Sweden - 1.44%
Alfa Laval AB	1,400	46,281
Atlas Copco AB, Series A	6,000	154,454
Boliden AB	6,150	115,447
Electrolux AB, Series B	9,073	140,261
Nordea Bank AB	4,300	54,010
Sandvik AB	9,500	103,918
Skandinaviska Enskilda Banken AB, Series A	5,000	129,401
Svenska Cellulosa AB, Series B	2,494	106,887
Svenska Handelsbanken AB, Series A	2,600	67,827
Tele2 AB, Series B	10,120	100,224
Teliasonera AB	19,500	120,581

		1,139,291
Switzerland - 4.94%
ABB, Ltd.	36,294	480,998
Compagnie Financiere
Richemont AG, Series A	2,735	129,911
Credit Suisse Group AG	2,682	149,241
Nestle SA	1,163	398,995
Novartis AG	2,683	152,777
Roche Holdings AG NPV	3,797	698,338
Serono AG, Series B	101	70,242
Swiss Life Holding *	209	50,441
Swiss Re	2,957	225,065
UBS AG *	12,175	687,354
Unaxis Holding AG *	146	42,959
Zurich Financial Services AG	3,655	831,018

		3,917,339
United Kingdom - 21.51%
Alliance & Leicester PLC	6,632	129,437
Anglo American PLC	22,505	972,647
Arriva PLC	4,900	55,460
AstraZeneca Group PLC	27,578	1,785,748
Aviva PLC	16,489	231,483
BAE Systems PLC	13,849	97,605
Barclays PLC	10,871	135,967
Barratt Developments PLC	11,219	212,026
BBA Group PLC	13,245	67,145
Berkeley Group Holdings PLC *	1,545	37,678
BG Group PLC	34,684	452,937

International Stock Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
United Kingdom (continued)
BHP Billiton PLC	6,604	$125,750
Boots Group PLC	15,067	220,978
British American Tobacco Australasia, Ltd.	7,674	210,209
BT Group PLC	150,090	703,779
Cable & Wireless PLC	48,672	113,650
Cadbury Schweppes PLC	20,967	222,954
Centrica PLC	68,555	384,706
Cobham PLC	30,847	100,781
Compass Group PLC	26,837	130,307
CSR PLC *	3,264	72,769
Dixons Group PLC	54,293	211,722
EMI Group PLC	15,430	78,589
George Wimpey PLC	26,259	250,256
GlaxoSmithKline PLC	78,680	2,227,076
GUS PLC	12,691	235,500
Hanson PLC	9,587	120,728
HBOS PLC	27,761	529,668
IMI PLC	7,442	71,597
Imperial Chemical Industries PLC	19,542	138,379
Imperial Tobacco Group PLC	15,687	540,115
J Sainsbury PLC	26,035	176,557
Johnson Matthey PLC	2,317	58,223
Kingfisher PLC	35,206	158,051
Ladbrokes PLC	9,350	67,988
Lloyds TSB Group PLC	22,850	226,677
Man Group PLC	23,109	185,617
Marks & Spencer Group PLC	22,894	258,035
Next Group PLC	7,043	223,337
Northern Rock	2,831	60,046
Rank Group PLC	10,497	42,632
Rio Tinto PLC	26,560	1,342,417
Rolls-Royce Group PLC *	5,984	49,659
Royal & Sun Alliance PLC	80,565	212,258
Royal Bank of Scotland Group PLC	35,272	1,195,654
Scottish & Newcastle PLC	9,048	94,750
Scottish Power PLC *	15,926	187,982
Standard Chartered PLC	2,845	71,167
Tate & Lyle PLC	8,813	122,800
Taylor Woodrow PLC	36,076	235,386
Tomkins PLC	24,410	132,105
United Utilities PLC	10,288	134,350
Vodafone Group PLC *	316,370	684,565
Wolseley PLC	2,259	49,203
Xstrata PLC	4,971	222,975

		17,060,080

TOTAL COMMON STOCKS (Cost $61,852,191)		$75,316,730

PREFERRED STOCKS - 0.38%
Germany - 0.21%
Bayerische Motoren Werke (BMW) AG	728	36,963
Henkel KGaA-Vorzug, Non-Voting	597	76,135

The accompanying notes are an integral part of the financial statements. 284

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

International Stock Fund (continued)
	Shares or
	Principal
	Amount	Value

PREFERRED STOCKS (continued)
Germany (continued)
Volkswagen AG, Non-Voting	939	$53,262

		166,360

Italy - 0.17%
IFI-Istituto Finanziario Industriale SPA *	1,715	41,026
Unipol SpA	31,645	95,436

		136,462

TOTAL PREFERRED STOCKS (Cost $209,845)		$302,822

SHORT TERM INVESTMENTS - 1.30%
State Street Navigator Securities
Lending Prime Portfolio (c)	$1,028,026	$1,028,026

TOTAL SHORT TERM INVESTMENTS
(Cost $1,028,026)		$1,028,026

REPURCHASE AGREEMENTS - 0.50%
Repurchase Agreement with State
Street Corp. dated 08/31/2006 at
3.95% to be repurchased at
$393,043 on 9/1/2006,
collateralized by $420,000 Federal
Home Loan Mortgage Corp.,
4.125% due 02/24/2011 (valued at
$403,200, including interest) (c)	$393,000	$393,000

TOTAL REPURCHASE AGREEMENTS
(Cost $393,000)		$393,000

Total Investments (International Stock Fund)
(Cost $63,483,062) - 97.13%		$77,040,578
Other Assets in Excess of Liabilities - 2.87%		2,279,263

TOTAL NET ASSETS - 100.00%		$79,319,841

The portfolio had the following five top industry concentrations as of August 31, 2006 (as a percentage of total net assets):

Banking	13.05%
Automobiles	8.12%
International Oil	7.57%
Insurance	6.89%
Pharmaceuticals	6.07%

International Value Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 96.18%
Australia - 2.17%
National Australia Bank, Ltd. (a)	448,016 $	12,413,862
Qantas Airways, Ltd., ADR	3,299,924	8,660,240

		21,074,102
Belgium - 1.92%
Agfa Gevaert NV (a)	419,030	9,814,968

International Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Belgium (continued)
Belgacom SA	250,420	$8,832,044

		18,647,012
Canada - 1.42%
Domtar, Inc.	1,139,444	7,258,917
Quebecor World, Inc.	583,900	6,500,382

		13,759,299
Cayman Islands - 1.30%
ACE, Ltd.	162,056	8,728,336
XL Capital, Ltd., Class A (a)	58,833	3,861,798

		12,590,134
China - 0.89%
China Telecom Corp., Ltd.	25,805,589	8,660,540
Denmark - 1.75%
Vestas Wind Systems AS * (a)	607,927	16,992,849
Finland - 2.60%
Stora Enso Oyj, R Shares - EUR (a)	720,110	10,925,441
UPM-Kymmene Oyj	605,431	14,328,206

		25,253,647
France - 7.86%
Arkema * (a)	4,627	180,118
AXA Group (a)	394,136	14,621,756
France Telecom SA (a)	952,161	20,183,122
Sanofi-Aventis (a)	152,966	13,707,507
Thomson SA * (a)	835,850	13,355,072
Total SA (a)	210,352	14,181,191

		76,228,766
Germany - 5.43%
Bayerische Motoren Werke (BMW) AG	191,764	9,920,503
Deutsche Post AG	419,401	10,617,706
E.ON AG	35,799	4,541,119
Muenchener Rueckversicherungs-
Gesellschaft AG	101,256	15,230,342
Siemens AG	146,169	12,374,780

		52,684,450
Hong Kong - 1.65%
Hutchison Whampoa, Ltd.	1,765,620	16,039,842
Israel - 1.52%
Check Point Software Technologies, Ltd., ADR *	794,420	14,768,268
Italy - 3.33%
Eni SpA	479,819	14,670,023
Mediaset SpA (a)	751,433	8,670,662
UniCredito Italiano SpA (a)	1,129,147	8,984,549

		32,325,234
Japan - 5.25%
KDDI Corp.	1,803	11,906,821
Konica Minolta Holdings, Inc.	1,108,462	14,498,651
Sony Corp.	313,714	13,579,883
Takeda Pharmaceutical Company, Ltd. (a)	165,186	10,936,860

		50,922,215

The accompanying notes are an integral part of the financial statements. 285

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

International Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Mexico - 0.77%
Telefonos de Mexico SA de CV, Class L, ADR	310,165	$7,487,383
Netherlands - 6.86%
ING Groep NV	457,832	19,766,754
Koninklijke (Royal) Philips Electronics NV	372,296	12,678,033
Reed Elsevier NV (a)	1,342,355	21,499,441
Royal Dutch Shell PLC, B Shares GBP	352,313	12,599,529

		66,543,757
Norway - 3.21%
Norske Skogindustrier ASA (a)	828,524	12,614,755
Telenor ASA	1,462,611	18,509,377

		31,124,132
Portugal - 0.47%
Portugal Telecom, SGPS, SA	361,056	4,531,052
Singapore - 2.22%
Flextronics International, Ltd. *	670,540	7,912,372
Venture Corp., Ltd.	1,842,840	13,587,329

		21,499,701
South Korea - 4.13%
Kookmin Bank, ADR	94,451	7,610,862
KT Corp., Sponsored ADR	181,994	4,022,067
Samsung Electronics Company, Ltd., GDR	64	21,760
Samsung Electronics Company, Ltd.,
GDR-London	57,800	19,652,000
SK Telecom Company, Ltd., ADR	399,323	8,745,174

		40,051,863
Spain - 4.75%
Banco Santander Central Hispano SA (a)	315,890	4,893,679
Gamesa Corporation Tecno SA	573,283	12,063,974
Iberdrola SA	140,164	5,196,253
Repsol SA (a)	542,822	15,582,450
Telefonica SA - EUR	484,300	8,301,847

		46,038,203
Sweden - 0.84%
Securitas AB, B Shares	463,848	8,163,069
Switzerland - 3.25%
Nestle SA (a)	36,727	12,600,067
Swiss Re	177,723	13,526,943
UBS AG	94,648	5,343,466

		31,470,476
Taiwan - 5.29%
Chunghwa Telecom Company, Ltd., ADR (a)	487,947	8,446,355
Compal Electronics, Inc., GDR	1,842,304	8,198,254
Compal Electronics, Inc.	6,314,240	5,527,527
Lite-On Technology Corp.	842,580	10,455,491
Mega Financial Holding Company, Ltd.	28,130,000	18,682,650

		51,310,277
United Kingdom - 27.30%
Amvescap PLC	382,002	3,938,517
Aviva PLC	481,740	6,762,961

International Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
United Kingdom (continued)
BAE Systems PLC	610,443	$4,302,304
BBA Group PLC	1,374,220	6,966,607
Boots Group PLC	907,312	13,306,960
BP PLC	1,186,062	13,469,440
British Sky Broadcasting Group PLC	1,900,376	20,262,030
Centrica PLC	2,211,102	12,407,909
Compass Group PLC	5,709,487	27,722,389
GlaxoSmithKline PLC	482,985	13,671,129
Group 4 Securicor PLC	3,286,910	10,879,398
HSBC Holdings PLC	971,360	17,609,253
Morrison W Supermarket	3,649,277	15,358,822
Old Mutual PLC	3,172,102	9,880,894
Pearson PLC	808,116	11,483,178
Reed Elsevier PLC	89,874	963,376
Rentokil Initial PLC	3,336,007	9,534,748
Royal Bank of Scotland Group PLC	706,882	23,961,965
Standard Life PLC *	555,060	2,776,921
Tesco PLC	1,174,590	8,429,142
Unilever PLC	511,051	12,210,169
Vodafone Group PLC	8,760,506	18,956,074

		264,854,186

TOTAL COMMON STOCKS (Cost $827,593,011)		$933,020,457

SHORT TERM INVESTMENTS - 10.82%
State Street Navigator Securities
Lending Prime Portfolio (c)	$104,966,722	$104,966,722

TOTAL SHORT TERM INVESTMENTS
(Cost $104,966,722)		$104,966,722

REPURCHASE AGREEMENTS - 2.04%
Repurchase Agreement with State
Street Corp. dated 08/31/2006 at
3.95% to be repurchased at
$19,805,173 on 09/01/2006,
collateralized by $20,075,000
Federal National Mortgage
Association, 5.125% due
12/15/2008 (valued at
$20,200,469, including interest) (c)	$19,803,000	$19,803,000

TOTAL REPURCHASE AGREEMENTS
(Cost $19,803,000)		$19,803,000

Total Investments (International Value Fund)
(Cost $952,362,733) - 109.04%		$ 1,057,790,179
Liabilities in Excess of Other Assets - (9.04)%		(87,699,068)

TOTAL NET ASSETS - 100.00%		$970,091,111

The accompanying notes are an integral part of the financial statements. 286

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

The portfolio had the following five top industry concentrations as of August 31, 2006 (as a percentage of total net assets):

Telecommunications Equipment & Services	11.26%
Insurance	9.81%
Electronics	9.56%
Banking	5.96%
International Oil	4.27%

Investment Quality Bond Fund
	Shares or
	Principal
	Amount	Value

U.S. TREASURY OBLIGATIONS - 22.00%
Treasury Inflation Protected
Securities (d) - 4.48%
1.875% due 07/15/2013	$2,098,987	$2,047,004
2.375% due 04/15/2011 (a)	3,679,560	3,694,506

		5,741,510
U.S. Treasury Bonds - 8.46%
6.25% due 08/15/2023 (a)	2,000,000	2,293,750
7.875% due 02/15/2021 (a)	2,339,000	3,043,624
8.125% due 08/15/2019 (a)****	885,000	1,156,930
8.75% due 08/15/2020 (a)	1,535,000	2,122,616
8.875% due 08/15/2017 to 02/15/2019 (a)	1,655,000	2,239,163

		10,856,083
U.S. Treasury Notes - 9.06%
4.25% due 08/15/2013 (a)	9,775,000	9,504,661
6.50% due 02/15/2010 (a)	2,000,000	2,112,656

		11,617,317

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $27,908,856)		$28,214,910

U.S. GOVERNMENT AGENCY OBLIGATIONS - 12.76%
Federal Home Loan Bank - 1.66%
5.80% due 09/02/2008 (a)	2,105,000	2,129,540
Federal Home Loan Mortgage Corp. - 2.48%
4.00% due 11/15/2019	135,265	120,907
5.00% due 03/01/2019 to 12/01/2019	900,751	882,925
6.30% due 03/15/2023	6,572	6,586
6.50% due 04/01/2029 to 08/01/2034	35,196	35,812
6.625% due 09/15/2009 (a)	2,030,000	2,119,557
7.50% due 06/01/2010 to 05/01/2028	12,264	12,687

		3,178,474
Federal National Mortgage
Association - 8.22%
3.125% due 12/15/2007 (a)	541,000	527,225
4.682% due 05/01/2013	215,961	209,621
4.86% due 01/01/2015	3,013,405	2,927,729
4.874% due 02/01/2013	359,910	352,561
5.00% due 03/01/2019 to 06/01/2019	1,774,188	1,740,144
5.25% due 04/15/2007 (a)	676,000	675,545
5.50% due 08/01/2035 to 11/01/2035	1,430,943	1,404,983
5.636% due 12/01/2011	225,987	228,729
5.885% due 11/01/2011	238,262	243,500
6.051% due 03/01/2012 to 05/01/2012	282,761	290,853
6.085% due 10/01/2011	155,578	159,579

Investment Quality Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

U.S. GOVERNMENT AGENCY
OBLIGATIONS (continued)
Federal National Mortgage
Association (continued)
6.28% due 04/01/2011	$135,265 $	140,347
6.34% due 01/01/2008	33,083	33,180
6.43% due 01/01/2008	38,355	38,500
6.44% due 02/01/2011	471,273	490,404
6.46% due 06/01/2009	185,288	189,089
6.50% due 09/01/2031	153	156
6.625% due 09/15/2009 (a)	850,000	888,208
6.80% due 10/01/2007	5,254	5,273
7.00% due 06/01/2029	588	606

		10,546,232
Government National Mortgage
Association - 0.33%
6.00% due 08/15/2008 to 04/15/2035	125,644	126,733
6.50% due 06/15/2028 to 08/15/2034	74,038	75,803
7.00% due 11/15/2031 to 05/15/2033	215,479	222,264
8.00% due 07/15/2030 to 10/15/2030	3,677	3,901

		428,701
Housing & Urban Development - 0.07%
7.498% due 08/01/2011	81,000	86,241

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $16,522,261)		$16,369,188

FOREIGN GOVERNMENT OBLIGATIONS - 0.27%
Mexico - 0.03%
Government of Mexico
6.75% due 09/27/2034	30,000	31,830
South Africa - 0.12%
Republic of South Africa
7.375% due 04/25/2012 (a)	143,000	153,725
Trinidad and Tobago - 0.12%
Republic of Trinidad & Tobago
9.75% due 07/01/2020	117,000	157,449

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $352,807)		$343,004

CORPORATE BONDS - 41.12%
Advertising - 0.01%
R.H. Donnelley Corp., Series A-2
6.875% due 01/15/2013	10,000	8,975
Aerospace - 0.40%
Argo-Tech Corp.
9.25% due 06/01/2011	5,000	5,162
DRS Technologies, Inc.
6.625% due 02/01/2016	5,000	4,863
7.625% due 02/01/2018	5,000	5,000
Goodrich Corp.
7.10% due 11/15/2027	240,000	262,503
Moog, Inc.
6.25% due 01/15/2015	1,000	943
Northrop Grumman Corp.
7.875% due 03/01/2026	15,000	18,344

The accompanying notes are an integral part of the financial statements. 287

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

Investment Quality Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Aerospace (continued)
Raytheon Company
4.85% due 01/15/2011	$208,000 $	203,793
Sequa Corp.
9.00% due 08/01/2009	6,000	6,330

		506,938
Agriculture - 0.38%
Archer-Daniels-Midland Company
6.75% due 12/15/2027	135,000	148,788
Bunge Limited Finance Corp.
5.10% due 07/15/2015	79,000	72,665
Case New Holland, Inc.
7.125% due 03/01/2014	10,000	9,875
9.25% due 08/01/2011	12,000	12,720
Monsanto Co.
5.50% due 07/30/2035	125,000	114,106
5.50% due 08/15/2025	135,000	125,899

		484,053
Air Travel - 0.57%
American Airlines
3.857% due 07/09/2010	24,257	22,981
Continental Airlines, Inc., Series 974A
6.90% due 01/02/2018	125,059	128,077
Continental Airlines, Inc., Series 981A
6.648% due 09/15/2017	296,606	295,266
Continental Airlines, Inc., Series ERJ1
9.798% due 04/01/2021	14,523	15,213
Southwest Airlines Company
5.125% due 03/01/2017	200,000	187,782
5.25% due 10/01/2014	84,000	81,318

		730,637
Aluminum - 0.33%
Alcan Aluminum, Ltd.
6.125% due 12/15/2033	27,000	26,558
6.45% due 03/15/2011	159,000	164,911
Alcoa, Inc.
6.75% due 01/15/2028	208,000	229,829

		421,298
Auto Parts - 0.01%
Tenneco Automotive, Inc., Series B
10.25% due 07/15/2013	1,000	1,089
TRW Automotive, Inc.
11.00% due 02/15/2013	2,000	2,175
United Rentals North America, Inc.
6.50% due 02/15/2012	10,000	9,475
Visteon Corp.
7.00% due 03/10/2014	3,000	2,662

		15,401
Auto Services - 0.02%
Avis Budget Car Rental LLC
7.625% due 05/15/2014	15,000	14,250
Hertz Corp., Class A
8.875% due 01/01/2014	5,000	5,187

Investment Quality Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Auto Services (continued)
Hertz Corp., Class A (continued)
10.50% due 01/01/2016	$5,000 $	5,388

		24,825
Automobiles - 0.49%
Chrysler Corp.
7.45% due 02/01/2097	135,000	137,944
DaimlerChrysler N.A. Holding Corp.
4.75% due 01/15/2008	305,000	301,749
8.50% due 01/18/2031	150,000	180,127
Ford Motor Company
7.45% due 07/16/2031 (a)	10,000	7,850
General Motors Corp.
8.375% due 07/15/2033	4,000	3,350

		631,020
Banking - 4.31%
American Express Centurion Bank
4.375% due 07/30/2009	250,000	244,888
Bank of America Corp.
4.375% due 12/01/2010	436,000	421,558
7.40% due 01/15/2011	402,000	433,825
BB & T Corp.
4.90% due 06/30/2017	192,000	180,845
Chase Manhattan Corp.
7.00% due 11/15/2009	135,000	141,361
Chevy Chase Bank
6.875% due 12/01/2013	5,000	4,975
China Development Bank
5.00% due 10/15/2015	175,000	168,532
Citicorp
6.375% due 11/15/2008	231,000	236,526
First Republic Bank of San Francisco
7.75% due 09/15/2012	111,000	121,733
First Union National Bank
7.80% due 08/18/2010	350,000	379,998
Frost National Bank
6.875% due 08/01/2011	135,000	143,468
HBOS PLC
6.00% due 11/01/2033	210,000	212,863
Huntington National Bank
4.90% due 01/15/2014 (a)	250,000	238,062
National Australia Bank Ltd.
8.60% due 05/19/2010	23,000	25,471
National City Corp.
6.875% due 05/15/2019	260,000	285,664
NBD Bancorp
8.25% due 11/01/2024	270,000	330,173
Regions Financial Corp.
7.00% due 03/01/2011	12,000	12,754
Republic New York Corp.
9.50% due 04/15/2014	135,000	166,269
Royal Bank of Scotland Group PLC
6.40% due 04/01/2009	696,000	720,663
Sanwa Bank Ltd., New York Branch
7.40% due 06/15/2011 (a)	300,000	323,123

The accompanying notes are an integral part of the financial statements. 288

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

Investment Quality Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Banking (continued)
Sovereign Bancorp, Inc.
4.80% due 09/01/2010	$30,000	$29,202
VTB Capital SA
6.25% due 07/02/2035	150,000	149,625
Wachovia Corp.
5.50% due 08/01/2035 (a)	250,000	232,924
Wells Fargo Bank NA
7.55% due 06/21/2010	300,000	323,695

		5,528,197
Broadcasting - 1.34%
BSkyB Finance UK Ltd.
5.625% due 10/15/2015	300,000	291,538
CanWest Media, Inc.
8.00% due 09/15/2012	10,000	9,675
Comcast Cable Communications
8.50% due 05/01/2027	189,000	228,955
CSC Holdings, Inc.
7.625% due 07/15/2018 (a)	21,000	21,184
Grupo Televisa S.A.
6.625% due 03/18/2025 (a)	250,000	250,707
Liberty Media Corp.
5.70% due 05/15/2013 (a)	4,000	3,758
7.875% due 07/15/2009	9,000	9,407
8.25% due 02/01/2030	2,000	1,990
News America Holdings, Inc.
7.75% due 01/20/2024 (a)	328,000	357,659
Viacom, Inc.
6.25% due 04/30/2016	277,000	273,408
7.875% due 07/30/2030	250,000	271,806

		1,720,087
Building Materials & Construction - 0.46%
American Standard, Inc.
7.375% due 02/01/2008	135,000	137,701
Lowe's Companies, Inc.
6.50% due 03/15/2029	273,000	295,964
SCL Terminal Aereo Santiago
6.95% due 07/01/2012	148,237	150,843

		584,508
Business Services - 0.21%
CB Richard Ellis Services, Inc.
9.75% due 05/15/2010	1,000	1,067
FedEx Corp., Series 981A
6.72% due 01/15/2022	157,637	168,491
GTECH Holdings Corp.
4.75% due 10/15/2010	45,000	44,981
Invensys PLC
9.875% due 03/15/2011	6,000	6,480
Sungard Data Systems, Inc.
9.125% due 08/15/2013	23,000	23,748
10.25% due 08/15/2015	4,000	4,085
Xerox Corp.
6.40% due 03/15/2016	10,000	9,901
7.20% due 04/01/2016	15,000	15,600

		274,353

Investment Quality Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Cable and Television - 1.30%
Cablevision Systems Corp., Series B
8.00% due 04/15/2012	$13,000	$13,065
Charter Communications Holdings I LLC
11.00% due 10/01/2015	25,000	22,188
Coleman Cable, Inc.
9.875% due 10/01/2012	15,000	14,606
Comcast Corp.
5.85% due 11/15/2015	350,000	345,786
6.50% due 11/15/2035	175,000	172,547
Cox Communications, Inc.
7.125% due 10/01/2012	208,000	220,051
Cox Enterprises, Inc.
4.375% due 05/01/2008	64,000	62,666
Echostar DBS Corp.
6.375% due 10/01/2011	6,000	5,842
LIN Television Corp.
6.50% due 05/15/2013	5,000	4,613
LIN Television Corp., Series B
6.50% due 05/15/2013	7,000	6,458
Mediacom Broadband LLC
8.50% due 10/15/2015	17,000	16,830
Mediacom LLC/Mediacom Capital Corp.
7.875% due 02/15/2011 (a)	5,000	4,912
9.50% due 01/15/2013	4,000	4,110
Quebecor Media, Inc.
7.75% due 03/15/2016	10,000	9,900
Rogers Cable, Inc.
6.25% due 06/15/2013	10,000	9,737
Shaw Communications, Inc.
8.25% due 04/11/2010	4,000	4,205
Sinclair Broadcast Group, Inc.
8.00% due 03/15/2012	6,000	6,075
TCI Communications, Inc.
8.75% due 08/01/2015	183,000	214,292
Time Warner, Inc.
7.25% due 10/15/2017	60,000	63,951
7.70% due 05/01/2032	427,000	466,775

		1,668,609
Cellular Communications - 0.62%
American Cellular Corp.
10.00% due 08/01/2011	6,000	6,240
AT&T Wireless Services, Inc.
7.875% due 03/01/2011	94,000	102,562
8.75% due 03/01/2031	217,000	274,274
Cingular Wireless LLC
7.125% due 12/15/2031	67,000	72,434
Cingular Wireless Services, Inc.
8.125% due 05/01/2012	56,000	62,698
Dobson Cellular Systems, Inc.
8.375% due 11/01/2011 (a)	15,000	15,525
Rogers Wireless, Inc.
9.625% due 05/01/2011	27,000	30,173
Vodafone Group PLC
7.75% due 02/15/2010	211,000	225,603

		789,509

The accompanying notes are an integral part of the financial statements. 289

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

Investment Quality Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Chemicals - 0.77%
Agrium Inc.
7.125% due 05/23/2036	$225,000	$235,193
Cytec Industries, Inc.
4.60% due 07/01/2013	135,000	123,711
5.50% due 10/01/2010	90,000	88,966
Dow Chemical Company
5.75% due 12/15/2008	54,000	54,561
6.00% due 10/01/2012	154,000	158,306
Equistar Chemicals LP
10.625% due 05/01/2011	8,000	8,600
IMC Global, Inc.
7.30% due 01/15/2028	3,000	2,670
IMC Global, Inc., Series B
10.875% due 06/01/2008	43,000	45,903
11.25% due 06/01/2011	4,000	4,225
Lyondell Chemical Company, Series A
9.625% due 05/01/2007	9,000	9,180
Methanex Corp.
8.75% due 08/15/2012	4,000	4,250
Millennium America, Inc.
9.25% due 06/15/2008	4,000	4,070
Nalco Company
7.75% due 11/15/2011	4,000	4,070
Potash Corp.
4.875% due 03/01/2013	250,000	240,919

		984,624
Coal - 0.00%
Massey Energy Company
6.625% due 11/15/2010	2,000	1,970
Containers & Glass - 0.02%
Ball Corp.
6.625% due 03/15/2018	5,000	4,812
Crown Americas LLC
7.625% due 11/15/2013	5,000	5,025
7.75% due 11/15/2015	5,000	5,025
Owens-Brockway Glass Container, Inc.
8.25% due 05/15/2013	16,000	16,200

		31,062
Correctional Facilities - 0.00%
Corrections Corp. of America
6.25% due 03/15/2013	2,000	1,933
Crude Petroleum & Natural Gas - 0.19%
Burlington Resources Finance Company
7.40% due 12/01/2031	159,000	189,847
Chesapeake Energy Corp.
6.50% due 08/15/2017	10,000	9,275
6.625% due 01/15/2016	12,000	11,520
7.50% due 09/15/2013	3,000	3,030
7.625% due 07/15/2013	10,000	10,200
PetroHawk Energy Corp.
9.125% due 07/15/2013	15,000	15,262
Premcor Refining Group, Inc.
6.75% due 05/01/2014	4,000	4,103

		243,237

Investment Quality Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Domestic Oil - 0.56%
Delta Petroleum Corp.
7.00% due 04/01/2015	$25,000	$23,625
Devon Financing Corp., ULC
6.875% due 09/30/2011	305,000	323,449
Exco Resources, Inc.
7.25% due 01/15/2011	4,000	3,890
Hess Corp.
7.30% due 08/15/2031	2,000	2,225
Magnum Hunter Resources, Inc.
9.60% due 03/15/2012	2,000	2,120
Motiva Enterprises LLC
5.20% due 09/15/2012	148,000	147,076
Valero Energy Corp.
8.75% due 06/15/2030	162,000	208,154
Whiting Petroleum Corp.
7.00% due 02/01/2014	3,000	2,955
7.25% due 05/01/2013	3,000	2,963

		716,457

Drugs & Health Care - 0.03%
Allegiance Corp.
7.00% due 10/15/2026	13,000	13,874
Biovail Corp.
7.875% due 04/01/2010	10,000	9,975
Rite Aid Corp.
8.125% due 05/01/2010	18,000	18,068

		41,917

Electrical Equipment - 0.31%
Exelon Generation Company LLC
5.35% due 01/15/2014	187,000	182,538
Nisource Finance Corp.
3.20% due 11/01/2006	81,000	80,698
Northern States Power Co.
6.25% due 06/01/2036	125,000	130,760

		393,996

Electrical Utilities - 2.36%
AES Corp.
9.00% due 05/15/2015	14,000	15,102
Alabama Power Company
5.875% due 12/01/2022	63,000	63,105
Arizona Public Service Company
6.375% due 10/15/2011	135,000	138,361
Avista Corp.
9.75% due 06/01/2008	17,000	18,015
Carolina Power & Light Company
6.50% due 07/15/2012	371,000	388,145
CMS Energy Corp.
8.50% due 04/15/2011	4,000	4,290
Commonwealth Edison Company
6.15% due 03/15/2012	92,000	94,011
Duke Energy Corp.
5.375% due 01/01/2009	135,000	134,922
Edison Mission Energy
7.75% due 06/15/2016	20,000	20,000
Georgia Power Company
5.25% due 12/15/2015	150,000	147,494

The accompanying notes are an integral part of the financial statements. 290

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

Investment Quality Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Electrical Utilities (continued)
Midwest Generation LLC
8.75% due 05/01/2034	$6,000	$6,390
Nevada Power Company
9.00% due 08/15/2013	3,000	3,270
New York State Electric & Gas Corp.
5.75% due 05/01/2023	74,000	70,359
Northern States Power Co.
6.50% due 03/01/2028	67,000	71,791
NSTAR
8.00% due 02/15/2010	270,000	291,302
Ohio Edison Company
4.00% due 05/01/2008	312,000	304,736
Old Dominion Electric Coop.
6.25% due 06/01/2011	141,000	146,532
Oncor Electric Delivery Company
6.375% due 05/01/2012	158,000	162,364
Pacificorp
6.375% due 05/15/2008	135,000	137,220
Pacificorp Australia LLC
6.15% due 01/15/2008	111,000	112,038
PSEG Power LLC
8.625% due 04/15/2031	154,000	197,354
Puget Sound Energy, Inc.
7.00% due 03/09/2029	54,000	59,038
Reliant Energy, Inc.
6.75% due 12/15/2014	15,000	14,138
Southern California Edison Company
6.00% due 01/15/2034	201,000	202,115
TXU Corp., Series O
4.80% due 11/15/2009	74,000	71,515
TXU Corp., Series P
5.55% due 11/15/2014	26,000	24,243
Wisconsin Electric Power Company
6.50% due 06/01/2028	94,000	100,751
Wisconsin Energy Corp.
6.20% due 04/01/2033	33,000	33,178

		3,031,779
Energy - 0.47%
Aquila, Inc.
9.95 due 02/01/2011	10,000	11,058
Midamerican Funding LLC
6.75% due 03/01/2011	260,000	273,397
Mirant North America LLC
7.375% due 12/31/2013	20,000	19,800
NRG Energy, Inc.
7.25% due 02/01/2014	5,000	4,938
7.375% due 02/01/2016	20,000	19,700
Peabody Energy Corp.
6.875% due 03/15/2013	11,000	10,890
PPL Energy Supply LLC
6.20% due 05/15/2016 (a)	250,000	255,802
TECO Energy, Inc.
6.75% due 05/01/2015	2,000	1,992

		597,577

Investment Quality Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Financial Services - 7.66%
Aiful Corp.
5.00% due 08/10/2010	$225,000	$216,513
AMBAC Financial Group, Inc.
5.95% due 12/05/2035	185,000	181,462
American Financial Group, Inc.
7.125% due 04/15/2009	245,000	246,576
American General Finance Corp.
5.375% due 10/01/2012	154,000	152,495
Ameriprise Financial, Inc.
5.65% due 11/15/2015	275,000	274,423
Amerus Capital I
8.85% due 02/01/2027	101,000	106,143
Arch Western Finance LLC
6.75% due 07/01/2013	16,000	15,440
Associates Corp. of North America
8.55% due 07/15/2009	81,000	87,960
Beneficial Corp.
8.40% due 05/15/2008	47,000	49,296
CIT Group, Inc.
5.00% due 02/01/2015 (a)	300,000	286,804
Citigroup, Inc.
4.875% due 05/07/2015	586,000	559,591
Credit Suisse First Boston USA, Inc.
6.125% due 11/15/2011	450,000	464,712
E*Trade Financial Corp.
7.375% due 09/15/2013	2,000	2,020
8.00% due 06/15/2011	3,000	3,112
Equitable Companies, Inc.
7.00% due 04/01/2028	235,000	258,074
Erac USA Finance Company
8.00% due 01/15/2011	534,000	583,924
Farmers Exchange Capital
7.05% due 07/15/2028	350,000	351,570
Ford Motor Credit Company
6.625% due 06/16/2008	20,000	19,668
7.00% due 10/01/2013 (a)	6,000	5,600
General Electric Capital Corp.
6.125% due 02/22/2011	67,000	69,290
6.75% due 03/15/2032	634,000	715,536
General Motors Acceptance Corp.
6.875% due 09/15/2011	135,000	132,959
8.00% due 11/01/2031 (a)	30,000	30,321
Goldman Sachs Group, Inc.
6.125% due 02/15/2033	304,000	299,308
6.875% due 01/15/2011	208,000	219,621
Hartford Financial Services Group, Inc.
7.90% due 06/15/2010	27,000	29,222
Household Finance Corp.
6.375% due 11/27/2012	410,000	427,722
7.00% due 05/15/2012	283,000	304,416
International Lease Finance Corp.
5.75% due 10/15/2006	94,000	94,008
5.875% due 05/01/2013	150,000	152,863
John Deere Capital Corp.
7.00% due 03/15/2012	104,000	111,611

The accompanying notes are an integral part of the financial statements. 291

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

Investment Quality Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Financial Services (continued)
JP Morgan Chase Capital XV
5.875% due 03/15/2035	$467,000	$442,744
JSG Funding PLC
9.625% due 10/01/2012	2,000	2,087
Lehman Brothers Holdings, Inc.
4.375% due 11/30/2010 (a)	117,000	112,883
Mizuho Financial Group, Cayman
5.79% due 04/15/2014	246,000	247,053
Morgan Stanley
4.75% due 04/01/2014	401,000	378,949
6.75% due 04/15/2011	106,000	111,659
Morgan Stanley Dean Witter
6.60% due 04/01/2012	135,000	142,396
Nationwide Financial Services, Inc.
6.25% due 11/15/2011	196,000	202,602
Pemex Finance, Ltd.
8.875% due 11/15/2010	162,000	173,839
Sun Canada Financial Company
7.25% due 12/15/2015	229,000	247,796
Sunamerica, Inc.
8.125% due 04/28/2023	135,000	166,604
TIAA Global Markets
4.125% due 11/15/2007	200,000	196,348
UFJ Finance Aruba AEC
6.75% due 07/15/2013	111,000	118,129
United States Bancorp Oregon
7.50% due 06/01/2026	700,000	826,929

		9,822,278
Food & Beverages - 1.32%
Cia Brasileira de Bebidas
8.75% due 09/15/2013	371,000	426,650
Conagra, Inc.
6.75% due 09/15/2011	275,000	289,048
Constellation Brands, Inc.
7.25% due 09/01/2016	15,000	15,075
General Mills, Inc.
6.00% due 02/15/2012	86,000	88,036
Kraft Foods, Inc.
5.625% due 11/01/2011	160,000	161,016
6.50% due 11/01/2031	266,000	282,053
Molson Coors Capital Financial
4.85% due 09/22/2010	117,000	114,521
Pepsi Bottling Group, Inc., Series B
7.00% due 03/01/2029	142,000	160,927
Tricon Global Restaurants, Inc.
7.65% due 05/15/2008	147,000	151,918

		1,689,244
Forest Products - 0.29%
Weyerhaeuser Company
6.75% due 03/15/2012	308,000	322,112
7.95% due 03/15/2025	40,000	43,580

		365,692
Funeral Services - 0.01%
Service Corp. International
7.00% due 06/15/2017	20,000	19,150

Investment Quality Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Gas & Pipeline Utilities - 0.58%
Duke Energy Field Services
5.75% due 11/15/2006	$33,000	$33,006
El Paso Production Holding Company
7.75% due 06/01/2013	10,000	10,150
Kinder Morgan Energy Partners LP
7.125% due 03/15/2012	208,000	219,361
National Gas Company
6.05% due 01/15/2036	250,000	237,569
Northern Border Partners, LP
7.10% due 03/15/2011	135,000	142,993
Praxair, Inc.
6.50% due 03/01/2008	81,000	82,463
Tennessee Gas Pipeline Company
8.375% due 06/15/2032	5,000	5,633
Williams Companies, Inc.
7.125% due 09/01/2011	13,000	13,195
7.875% due 09/01/2021	1,000	1,018
8.125% due 03/15/2012	1,000	1,055

		746,443
Healthcare Products - 0.02%
Angiotech Pharmaceuticals, Inc.
7.75% due 04/01/2014	4,000	3,900
CDRV Investors, Inc.
zero coupon, Step up to 9.625% on
01/01/2010 due 01/01/2015	28,000	20,160

		24,060
Healthcare Services - 0.16%
DaVita, Inc.
6.625% due 03/15/2013	2,000	1,950
7.25% due 03/15/2015	2,000	1,960
Insight Health Services Corp.
9.174% due 11/01/2011	20,000	18,300
WellPoint, Inc.
5.00% due 01/15/2011	185,000	181,866

		204,076
Homebuilders - 0.62%
Beazer Homes USA, Inc.
8.625% due 05/15/2011	12,000	12,045
Centex Corp.
7.875% due 02/01/2011	260,000	279,115
D.R. Horton, Inc.
7.875% due 08/15/2011	225,000	239,444
9.75% due 09/15/2010 (a)	14,000	15,495
KB Home
6.25% due 06/15/2015 (a)	5,000	4,507
Pulte Homes, Inc.
7.875% due 08/01/2011	100,000	107,437
8.125% due 03/01/2011	125,000	134,197

		792,240
Hotels & Restaurants - 0.20%
Aztar Corp.
9.00% due 08/15/2011	4,000	4,180
Marriott International, Inc.
4.625% due 06/15/2012	228,000	215,762

The accompanying notes are an integral part of the financial statements. 292

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

Investment Quality Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Hotels & Restaurants (continued)
Park Place Entertainment Corp.
8.125% due 05/15/2011	$24,000	$25,260
Riviera Holdings Corp.
11.00% due 06/15/2010	10,000	10,525

		255,727

Household Products - 0.29%
Procter & Gamble, Series A
9.36% due 01/01/2021	295,386	371,850
Industrial Machinery - 0.01%
The Manitowoc Company, Inc.
10.50% due 08/01/2012	7,000	7,525
Industrials - 0.02%
Dynegy Holdings, Inc.
7.125% due 05/15/2018	15,000	13,237
Goodman Global Holding Company, Inc.
7.875% due 12/15/2012 (a)	10,000	9,375

		22,612

Insurance - 4.70%
AAG Holding Company, Inc.
6.875% due 06/01/2008	231,000	231,232
ACE Capital Trust II
9.70% due 04/01/2030	198,000	257,645
ACE INA Holdings, Inc.
5.875% due 06/15/2014	125,000	124,802
Aetna Inc.
6.00% due 06/15/2016	250,000	254,572
AIG SunAmerica Global Financing X
6.90% due 03/15/2032	100,000	110,700
Allied World Assurance Holdings Ltd.
7.50% due 08/01/2016	145,000	148,391
Allstate Corp.
5.55% due 05/09/2035	294,000	272,430
Cigna Corp.
7.875% due 05/15/2027	11,000	12,738
Citizens Property Insurance Corp.
7.125% due 02/25/2019	503,000	562,553
Dai Ichi Mutual Life Insurance Company
5.73% due 03/17/2014	200,000	198,778
Equitable Life Assurance Society
7.70% due 12/01/2015	250,000	285,082
Everest Reinsurance Holdings, Inc.
8.75% due 03/15/2010	394,000	431,340
Fidelity National Title Group, Inc.
7.30% due 08/15/2011	81,000	84,233
Jackson National Life Insurance Company
8.15% due 03/15/2027	377,000	456,306
Liberty Mutual Insurance Company
7.697% due 10/15/2097	429,000	424,920
Metlife, Inc.
5.375% due 12/15/2012	150,000	149,458
5.70% due 06/15/2035	208,000	197,714
Nationwide Mutual Insurance Company
8.25% due 12/01/2031	260,000	311,966
Navigators Group, Inc.
7.00% due 05/01/2016 (a)	59,000	59,858

Investment Quality Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Insurance (continued)
New York Life Insurance Company
5.875% due 05/15/2033	$100,000	$100,191
Ohio National Life Insurance Company
8.50% due 05/15/2026	155,000	181,316
Premium Asset Trust
4.125% due 03/12/2009	87,000	81,874
Principal Life Global Funding I
6.125% due 10/15/2033	108,000	110,520
Prudential Financial
7.65% due 07/01/2007	200,000	203,878
Reinsurance Group of America, Inc.
6.75% due 12/15/2011	135,000	140,022
Safeco Corp.
4.875% due 02/01/2010	132,000	130,120
7.25% due 09/01/2012	18,000	19,597
The St. Paul Companies, Inc.
5.50% due 12/01/2015	55,000	54,068
5.75% due 03/15/2007	127,000	127,223
W.R. Berkley Corp.
5.125% due 09/30/2010	54,000	53,200
5.60% due 05/15/2015 (a)	263,000	255,410

		6,032,137
International Oil - 0.31%
Canadian Natural Resources, Ltd.
6.45% due 06/30/2033	37,000	37,768
Canadian Oil Sands
7.90% due 09/01/2021	135,000	157,218
Kerr-McGee Corp.
7.125% due 10/15/2027	15,000	15,963
Newfield Exploration Co.
6.625% due 04/15/2016	10,000	9,725
Pemex Project Funding Master Trust
9.125% due 10/13/2010	150,000	167,250
Pioneer Natural Resources Company
6.875% due 05/01/2018	15,000	14,814

		402,738
Leisure Time - 0.09%
AMC Entertainment, Inc.
11.00% due 02/01/2016 (a)	15,000	16,294
Majestic Star Casino LLC
9.75% due 01/15/2011	15,000	14,663
Mandalay Resort Group
10.25% due 08/01/2007	7,000	7,245
MGM Mirage, Inc.
6.00% due 10/01/2009	20,000	19,550
Movie Gallery, Inc.
11.00% due 05/01/2012	2,000	1,335
MTR Gaming Group, Inc.
9.00% due 06/01/2012	10,000	10,075
OED Corp./ Diamond Jo
8.75% due 04/15/2012	15,000	14,962
Seneca Gaming Corp.
7.25% due 05/01/2012	1,000	982
Station Casinos, Inc.
6.00% due 04/01/2012	5,000	4,781

The accompanying notes are an integral part of the financial statements. 293

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

Investment Quality Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Leisure Time (continued)
Station Casinos, Inc. (continued)
6.625% due 03/15/2018	$5,000	$4,463
6.875% due 03/01/2016	11,000	10,189
Wynn Las Vegas LLC
6.625% due 12/01/2014	9,000	8,595

		113,134

Life Sciences - 0.00%
Fisher Scientific International, Inc.
6.125% due 07/01/2015	4,000	3,955
6.75% due 08/15/2014	1,000	1,014

		4,969

Manufacturing - 0.50%
Koppers, Inc.
9.875% due 10/15/2013	1,000	1,083
Siemens Financierings NV
5.75% due 10/17/2016	300,000	303,626
Tyco International Group SA
6.75% due 02/15/2011	325,000	342,370

		647,079

Medical-Hospitals - 0.38%
HCA, Inc.
6.375% due 01/15/2015	20,000	15,900
7.875% due 02/01/2011	20,000	19,050
Laboratory Corp. of America Holdings
5.625% due 12/15/2015	200,000	197,074
Quest Diagnostics, Inc.
5.45% due 11/01/2015	125,000	121,399
7.50% due 07/12/2011	100,000	108,270
Tenet Healthcare Corp.
9.875% due 07/01/2014	25,000	24,375
Triad Hospitals, Inc.
7.00% due 05/15/2012	4,000	3,930

		489,998

Metal & Metal Products - 0.19%
FastenTech, Inc.
11.50% due 05/01/2011	10,000	10,200
Hawk Corp.
8.75% due 11/01/2014	2,000	2,000
Inco, Ltd.
5.70% due 10/15/2015	233,000	226,069
Novelis, Inc.
7.25% due 02/15/2015	3,000	2,850

		241,119

Mining - 0.16%
Corporacion Nacional Del Cobre de Chile -
CODELCO
6.375% due 11/30/2012 (a)	200,000	207,582
Newspapers - 0.10%
News America Holdings, Inc.
9.25% due 02/01/2013 (a)	109,000	128,340
Office Furnishings & Supplies - 0.00%
IKON Office Solutions, Inc.
7.75% due 09/15/2015	5,000	5,025

Investment Quality Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Paper - 0.24%
Abitibi-Consolidated, Inc.
8.55% due 08/01/2010 (a)	$9,000	$8,887
Bowater Canada Finance Corp.
7.95% due 11/15/2011 (a)	16,000	15,360
Georgia-Pacific Corp.
8.00% due 01/15/2024	7,000	6,895
Norske Skog Canada, Ltd.
8.625% due 06/15/2011	5,000	4,913
Temple-Inland, Inc.
6.375% due 01/15/2016	100,000	102,600
6.625% due 01/15/2018	125,000	129,428
Willamette Industries, Inc.
7.00% due 02/01/2018	40,000	41,786

		309,869
Petroleum Services - 0.66%
Baker Hughes, Inc.
6.875% due 01/15/2029	27,000	30,243
Halliburton Company
5.50% due 10/15/2010	192,000	192,757
Hornbeck Offshore Services, Inc.
6.125% due 12/01/2014	3,000	2,797
Noram Energy Corp.
6.50% due 02/01/2008	263,000	265,960
Petroleum Export, Ltd.
5.265% due 06/15/2011	113,800	111,731
Pride International, Inc.
7.375% due 07/15/2014	5,000	5,087
XTO Energy, Inc.
4.90% due 02/01/2014	250,000	236,827

		845,402
Pharmaceuticals - 0.37%
AmerisourceBergen Corp.
5.625% due 09/15/2012	3,000	2,919
5.875% due 09/15/2015	3,000	2,907
Athena Neurosciences, Inc.
7.25% due 02/21/2008	3,000	2,978
Mylan Laboratories, Inc.
6.375% due 08/15/2015	4,000	3,855
Omnicare, Inc.
6.75% due 12/15/2013	5,000	4,800
6.875% due 12/15/2015	5,000	4,781
Schering Plough Corp.
5.55% due 12/01/2013	85,000	84,837
6.75% due 12/01/2033 (b)	344,000	373,574

		480,651
Publishing - 0.10%
Dex Media East LLC
12.125% due 11/15/2012	4,000	4,460
Dex Media, Inc.
zero coupon, Step up to 9.00% on
11/15/2008 due 11/15/2013	7,000	5,827
8.00% due 11/15/2013	15,000	14,925
E.W. Scripps Company
6.625% due 10/15/2007	67,000	67,343

The accompanying notes are an integral part of the financial statements. 294

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

Investment Quality Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Publishing (continued)
Scholastic Corp.
5.00% due 04/15/2013	$35,000	$30,918

		123,473
Railroads & Equipment - 0.13%
Canadian National Railway Company
7.375% due 10/15/2031	142,000	170,771
Greenbrier Companies, Inc.
8.375% due 05/15/2015	2,000	2,015

		172,786
Real Estate - 3.37%
AMB Property LP, REIT
5.45% due 12/01/2010	80,000	80,367
7.50% due 06/30/2018	106,000	117,317
Archstone-Smith Trust, REIT
5.75% due 03/15/2016	300,000	299,843
Developers Diversified Realty Corp., REIT
5.375% due 10/15/2012	228,000	224,122
Duke Realty Corp. LP, REIT
5.25% due 01/15/2010	275,000	271,946
EOP Operating LP, REIT
4.65% due 10/01/2010	175,000	169,114
ERP Operating LP, REIT
5.125% due 03/15/2016	201,000	192,208
5.375% due 08/01/2016	125,000	121,441
Federal Realty Investment Trust, REIT
5.65% due 06/01/2016	55,000	54,427
Health Care Property Investors, Inc., REIT
6.00% due 03/01/2015	175,000	174,196
7.072 due 06/08/2015 (b)	67,000	71,894
Healthcare Realty Trust, Inc., REIT
8.125% due 05/01/2011	377,000	409,368
Host Marriott LP, REIT
9.50% due 01/15/2007	16,000	16,180
Kimco Realty Corp. - REIT
5.584% due 11/23/2015	125,000	123,411
Liberty Property LP, REIT
7.25% due 03/15/2011	377,000	400,474
Prologis, REIT
5.625% due 11/15/2015	175,000	172,332
Realty Income Corp., REIT
5.375% due 09/15/2017	135,000	129,418
Reckson Operating Partnership, REIT
6.00% due 03/31/2016	235,000	234,522
Regency Centers LP, REIT
7.95% due 01/15/2011	169,000	183,873
Rouse Company LP, REIT
6.75% due 05/01/2013	15,000	14,934
Simon Property Group LP, REIT
5.10% due 06/15/2015	129,000	123,314
5.75% due 12/01/2015	225,000	225,095
Spieker Properties LP, REIT
7.25% due 05/01/2009	60,000	62,970
United Dominion Realty Trust, Inc., REIT
5.25% due 01/15/2016 (a)	142,000	136,002
6.05% due 06/01/2013	300,000	302,815

Investment Quality Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Real Estate (continued)
Ventas Realty LP, REIT
6.75% due 06/01/2010	$2,000	$2,037
7.125% due 06/01/2015	3,000	3,071

		4,316,691

Retail - 0.28%
CVS Corp.
5.88% due 01/10/2028	360,597	354,930
Retail Grocery - 0.16%
Delhaize America, Inc.
9.00% due 04/15/2031	2,000	2,340
Kroger Co.
6.75% due 04/15/2012	179,000	187,464
Pathmark Stores, Inc.
8.75% due 02/01/2012	18,000	17,415

		207,219

Retail Trade - 0.60%
Federated Department Stores, Inc.
6.90% due 04/01/2029 (a)	156,000	159,594
Fortune Brands, Inc.
5.125% due 01/15/2011	245,000	240,167
Lazy Days RV Center, Inc.
11.75% due 05/15/2012	9,000	8,460
Neff Corp.
11.25% due 06/15/2012	5,000	5,375
Target Corp.
6.35% due 01/15/2011	142,000	147,898
Wal-Mart Stores, Inc.
4.125% due 02/15/2011	218,000	208,700

		770,194

Sanitary Services - 0.02%
Allied Waste North America, Inc.
8.50% due 12/01/2008	22,000	22,880
Semiconductors - 0.00%
MagnaChip Semiconductor SA
6.875% due 12/15/2011	2,000	1,630
8.00% due 12/15/2014	3,000	1,920

		3,550

Steel - 0.02%
International Steel Group, Inc.
6.50% due 04/15/2014	15,000	14,250
United States Steel LLC
10.75% due 08/01/2008	9,000	9,697

		23,947

Telecommunications Equipment &
Services - 0.82%
Bellsouth Corp.
4.75% due 11/15/2012	302,000	286,082
Citizens Communications Company
9.25% due 05/15/2011	12,000	13,125
France Telecom SA
7.75 due 03/01/2011	267,000	291,557
GCI, Inc.
7.25% due 02/15/2014	15,000	14,362

The accompanying notes are an integral part of the financial statements. 295

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

Investment Quality Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Telecommunications Equipment &
Services (continued)
Insight Midwest LP
10.50% due 11/01/2010	$12,000	$12,450
Insight Midwest LP/ Insight Capital, Inc.
9.75% due 10/01/2009	4,000	4,070
Intelsat Bermuda Ltd.
9.25% due 06/15/2016	10,000	10,400
Intelsat Subsidiary Holding Co., Ltd.
8.25% due 01/15/2013	17,000	16,958
8.63% due 01/15/2015	2,000	2,020
PanAmSat Corp.
9.00% due 08/15/2014	1,000	1,018
SBC Communications, Inc.
5.875% due 08/15/2012	150,000	151,504
Singapore Telecommunications, Ltd.
7.375% due 12/01/2031	208,000	245,586
Syniverse Technologies Inc., Series B
7.75% due 08/15/2013	6,000	5,835
United States West Communications, Inc.
6.875% due 09/15/2033	3,000	2,685

		1,057,652

Telephone - 1.33%
Alltel Corp.
7.875% due 07/01/2032	40,000	45,578
Ameritech Capital Funding Corp.
6.45% due 01/15/2018	148,000	149,825
AT&T Corp.
7.30% due 11/15/2011 (b)	9,000	9,717
8.00% due 11/15/2031 (b)	2,000	2,389
British Telecommunications PLC
8.375%, Step up to 8.625% on 12/15/2006
due 12/15/2010 (b)	156,000	174,007
Qwest Capital Funding, Inc.
7.25% due 02/15/2011 (a)	5,000	4,950
Qwest Communications International, Inc.
7.25% due 02/15/2011	13,000	12,886
Sprint Capital Corp.
6.875% due 11/15/2028	402,000	405,926
Telecom Italia Capital SA
6.00% due 09/30/2034	409,000	369,260
Telefonica Emisones SAU
7.045% due 06/20/2036	175,000	183,001
Verizon Communications, Inc.
8.75% due 11/01/2021	285,000	339,093
Windstream Corp.
8.625% due 08/01/2016	10,000	10,575

		1,707,207

Tobacco - 0.25%
Alliance One International, Inc.
11.00% due 05/15/2012	2,000	2,000
Altria Group, Inc.
7.00% due 11/04/2013	269,000	292,639
Reynolds American, Inc.
7.25% due 06/01/2013	15,000	15,365

Investment Quality Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Tobacco (continued)
Reynolds American, Inc. (continued)
7.30% due 07/15/2015	$6,000	$6,156

		316,160

TOTAL CORPORATE BONDS (Cost $53,612,872)		$52,738,591

MUNICIPAL BONDS - 0.73%
Arizona - 0.11%
Phoenix Arizona Civic Improvement Corp.
6.30% due 07/01/2008	135,000	137,537
California - 0.25%
San Bernardino County California, Series A
5.15% due 08/01/2011	120,000	119,379
Southern California Public Power Authority Project,
Series B
6.93% due 05/15/2017	175,000	197,447

		316,826

Florida - 0.12%
Miami Beach Florida Redevelopment Agency Tax
Increment Revenue
8.95% due 12/01/2022	135,000	158,372
Indiana - 0.01%
Indiana Bond Bank Revenue
5.02% due 01/15/2016	15,000	14,574
Maryland - 0.03%
Maryland State Transportation Authority, Ltd.
5.84% due 07/01/2011	40,000	41,164
Michigan - 0.14%
Detroit Michigan Downtown Development Authority
6.20% due 07/01/2008	180,000	183,071
New Jersey - 0.02%
Jersey City, NJ, Municipal Utilities Authority
4.55% due 05/15/2012	20,000	19,298
New York - 0.05%
Sales Tax Asset Receivable Corp., Series B
4.25% due 10/15/2011	65,000	62,202

TOTAL MUNICIPAL BONDS (Cost $955,787)		$933,044

COLLATERALIZED MORTGAGE
OBLIGATIONS - 9.97%
Asset Securitization Corp.,
Series 1997-D5, Class A1B
6.66% due 02/14/2043	26,290	26,320
Asset Securitization Corp.,
Series 1997-D5, Class A1D
6.85% due 02/14/2043	500,000	525,587
Banc of America Commercial Mortgage, Inc, Series
2006-2, Class A4
5.93% due 05/10/2045 (b)	500,000	513,083
Banc of America Commercial Mortgage, Inc.,
Series 2002-PB2 Class A4
6.186% due 06/11/2035	405,797	421,655

The accompanying notes are an integral part of the financial statements. 296

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

Investment Quality Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Bear Stearns Commercial Mortgage Securities,
Inc., Series 2003-T12, Class A4
4.68% due 08/13/2039	$405,797	$389,876
Bear Stearns Commercial Mortgage Securities,
Series 2006-PW12, Class AM
5.93% due 09/11/2038 (b)	500,000	512,452
Bear Stearns Commercial Mortgage Securities,
Series 2005-T20, Class A4A
5.3028% due 10/12/2042 (b)	500,000	491,899
Chase Commercial Mortgage Securities Corp.,
Series 1998-1, Class A2
6.56% due 05/18/2030	429,031	434,705
Chase Commercial Mortgage Securities Corp.,
Series 1998-2, Class A2
6.39% due 11/18/2030	317,199	323,062
Citigroup/Deutsche Bank Commercial
Mortgage Trust, Series 2005-CD1, Class A4
5.3997% due 07/15/2044 (b)	500,000	493,988
Commercial Mortgage Asset Trust, Series
1999-C1, Class A3
6.64% due 01/17/2032	405,797	418,177
Commercial Mortgage Pass Through Certificates,
Series 2005-C6, Class A5A
5.116% due 06/10/2044 (b)	500,000	487,461
Commercial Mortgage Pass Through Certificates,
Series 2006-C7, Class A4
5.96% due 06/10/2046 (b)	500,000	513,311
CS First Boston Mortgage Securities Corp, Series
2003-C3, Class A5
3.936% due 05/15/2038	500,000	460,555
First Union - Chase Commercial Mortgage,
Series 1999-C2, Class A2
6.645% due 06/15/2031	363,674	373,606
General Electric Capital Assurance Company,
Series 2003-1, Class A5
5.7426% due 05/12/2035	89,275	90,888
Government National Mortgage Association, Series
2006-38, Class XS
1.92% IO due 09/16/2035 (b)	111,000	5,585
Greenwich Capital Commercial Funding Corp.,
Series 2005-GG5, Class A5
5.224% due 04/10/2037 (b)	500,000	491,577
GS Mortgage Securities Corp. II, Series 2006-GG6,
Class A4
5.553% due 04/10/2038 (b)	500,000	502,985
JP Morgan Chase Commercial Mortgage Securities
Corp, Series 2004-CBX, Class A6
4.899% due 01/12/2037	315,000	303,470
JP Morgan Chase Commercial Mortgage Securities
Corp., Series 2006-LDP7, Class A4
6.0658% due 04/15/2045 (b)	500,000	517,610
JP Morgan Chase Commercial Mortgage
Securities Corp., Series 2005-LDP4, Class A4
4.918% due 10/15/2042 (b)	500,000	480,465
LB-UBS Commercial Mortgage Trust,
Series 2001-C7, Class A3
5.642% due 12/15/2025	266,206	268,190

Investment Quality Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
LB-UBS Commercial Mortgage Trust,
Series 2002-C1,Class A4
6.462% due 03/15/2031	$202,898	$213,614
LB-UBS Commercial Mortgage Trust,
Series 2006-C4, Class A4
6.0977% due 06/15/2038 (b)	500,000	518,747
Merrill Lynch Mortgage Trust, Series 2005-CIP1,
Class A4
5.047% due 07/12/2038 (b)	500,000	485,412
Merrill Lynch Mortgage Trust, Series 2006-C1,
Class A4
5.8442% due 05/12/2039 (b)	500,000	509,666
Morgan Stanley Capital I, Inc., Series 1998-WF2,
Class A2
6.54% due 07/15/2030	129,036	130,974
Morgan Stanley Capital I, Inc., Series 1999-WF1,
Class A2
6.21% due 11/15/2031	374,437	379,568
Morgan Stanley Dean Witter Capital I, Series
2001-TOP5, Class A4
6.39% due 10/15/2035	270,531	282,681
Morgan Stanley Dean Witter Capital I,
Series 2001, Class A4
6.39% due 07/15/2033	113,623	118,685
Morgan Stanley Dean Witter
Capital I, Series 2002-TOP7, Class A2
5.98% due 01/15/2039	40,579	41,779
Nomura Asset Securities Corp.,
Series 1998-D6, Class A1B
6.59% due 03/15/2030	385,507	392,015
Prudential Commercial Mortgage Trust, Series
2003-PWR1, Class A1
3.669% due 02/11/2036	290,506	278,271
Prudential Commercial Mortgage Trust,
Series 2003-PWR1, Class A2
4.493% due 02/11/2036	405,797	385,984

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $12,815,286)		$12,783,903

ASSET BACKED SECURITIES - 6.91%
Advanta Business Card Master Trust,
Series 2005-A4, Class A4
4.75% due 01/20/2011	370,000	368,030
AESOP Funding II LLC, Series 2003-4, Class A
2.86% due 08/20/2009	235,000	225,555
AmeriCredit Automobile Receivables Trust,
Series 2005-AX, Class A4
3.93% due 10/06/2011	700,000	686,898
Bank One Auto Securitization Trust,
Series 2003-1, Class A4
2.43% due 03/22/2010	510,301	501,846
Capital One Multi-Asset Execution Trust,
Series 2003-A4, Class A4
3.65% due 07/15/2011	415,000	403,305
Carmax Auto Owner Trust, Series 2004-2, Class A4
3.46% due 09/15/2011	405,000	394,333

The accompanying notes are an integral part of the financial statements. 297

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

Investment Quality Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

ASSET BACKED SECURITIES
(continued)
Chase Manhattan Auto Owner Trust,
Series 2005-B, Class A4
4.88% due 06/15/2012	$700,000	$696,469
Ford Credit Auto Owner Trust, Series 2005-C,
Class A4
4.36% due 06/15/2010	279,000	273,998
Harley-Davidson Motorcycle Trust,
Series 2005-1, Class A2
3.76% due 12/17/2012	405,000	395,532
Honda Auto Receivables Owner Trust,
Series 2005-1, Class A4
3.82% due 05/21/2010	606,000	592,005
M&I Auto Loan Trust, Series 2005-1, Class A4
4.86% due 03/21/2011	700,000	695,472
Massachusetts RRB Special Purpose Trust,
Series 1999-1, Class A5
7.03% due 03/15/2012	600,000	626,842
Massachusetts RRB Special Purpose Trust,
Series 2001-1, Class A
6.53% due 06/01/2015	91,887	95,961
Peco Energy Transition Trust,
Series 2001-A, Class A1
6.52% due 12/31/2010	33,000	34,486
Providian Gateway Master Trust,
Series 2004-DA, Class A
3.35% due 09/15/2011	405,000	397,180
USAA Auto Owner Trust, Series 2004-1, Class A4
2.67% due 10/15/2010	112,000	109,806
USAA Auto Owner Trust, Series 2005-4, Class A4
4.89% due 08/15/2012	700,000	696,401
Wachovia Auto Owner Trust,
Series 2005-B, Class A5
4.93% due 11/20/2012	700,000	699,016
WFS Financial Owner Trust,
Series 2005-2, Class A4
4.39% due 11/19/2012	290,000	286,716
World Omni Auto Receivables Trust,
Series 2005-A, Class A4
3.82% due 11/12/2011	700,000	683,402

TOTAL ASSET BACKED SECURITIES
(Cost $8,889,777)		$8,863,253

SHORT TERM INVESTMENTS - 23.89%
State Street Navigator Securities
Lending Prime Portfolio (c)	$30,637,942	$30,637,942

TOTAL SHORT TERM INVESTMENTS
(Cost $30,637,942)		$30,637,942

Investment Quality Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

REPURCHASE AGREEMENTS - 7.57%
Repurchase Agreement with Banc of
America dated 08/31/2006 at
5.22% to be repurchased at
$9,704,407 on 9/1/2006,
collateralized by $9,230,000 U.S.
Treasury Notes, 5.50% due
08/15/2026 (valued at $9,899,828,
including interest)	$9,703,000	$9,703,000

TOTAL REPURCHASE AGREEMENTS
(Cost $9,703,000)		$9,703,000

Total Investments (Investment Quality Bond Fund)
(Cost $161,398,588) - 125.22%		$160,586,835
Liabilities in Excess of Other Assets - (25.22)%		(32,339,400)

TOTAL NET ASSETS - 100.00%		$128,247,435

Large Cap Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 97.99%
Advertising - 2.16%
Omnicom Group, Inc.	47,875	$4,185,233
Aerospace - 0.91%
Northrop Grumman Corp.	26,465	1,768,127
Auto Parts - 2.70%
BorgWarner, Inc.	26,669	1,512,399
Johnson Controls, Inc.	51,627	3,713,530

		5,225,929
Banking - 5.58%
City National Corp.	8,500	559,300
Fifth Third Bancorp.	97,495	3,835,453
Wells Fargo Company	184,978	6,427,986

		10,822,739
Biotechnology - 2.57%
Cephalon, Inc. * (a)	18,403	1,049,339
Genzyme Corp. *	48,002	3,179,173
Millennium Pharmaceuticals, Inc. *	69,500	754,770

		4,983,282
Broadcasting - 1.12%
News Corp.	78,300	1,490,049
Univision Communications, Inc., Class A *	19,555	675,821

		2,165,870
Building Materials & Construction - 2.08%
Masco Corp.	147,078	4,031,408
Business Services - 2.10%
Accenture, Ltd., Class A	51,970	1,541,430
H & R Block, Inc.	43,100	906,393
R.H. Donnelley Corp. * (a)	29,824	1,620,040

		4,067,863

The accompanying notes are an integral part of the financial statements. 298

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

Large Cap Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Cable and Television - 1.42%
DIRECTV Group, Inc. *	146,909	$2,760,420
Computers & Business Equipment - 1.03%
Dell, Inc. *	88,400	1,993,420
Crude Petroleum & Natural Gas - 1.79%
EOG Resources, Inc.	27,300	1,769,586
Marathon Oil Corp.	20,369	1,700,811

		3,470,397
Drugs & Health Care - 3.36%
Wyeth	133,718	6,512,067
Electrical Utilities - 4.50%
American Electric Power Company, Inc.	45,443	1,657,761
Exelon Corp.	92,113	5,617,051
Northeast Utilities	23,600	538,316
Pepco Holdings, Inc.	35,481	900,862

		8,713,990
Energy - 1.11%
Sempra Energy	43,114	2,143,628
Financial Services - 15.27%
Citigroup, Inc.	178,634	8,815,588
Federal Home Loan Mortgage Corp.	47,045	2,992,062
JPMorgan Chase & Company	86,899	3,967,808
Mellon Financial Corp.	99,432	3,701,854
Morgan Stanley	107,313	7,060,122
PNC Financial Services Group, Inc.	43,304	3,065,490

		29,602,924
Food & Beverages - 0.96%
Sysco Corp.	59,500	1,867,705
Gas & Pipeline Utilities - 0.59%
NiSource, Inc.	54,198	1,147,372
Healthcare Products - 3.47%
Johnson & Johnson	70,608	4,565,513
Medtronic, Inc.	45,934	2,154,305

		6,719,818
Healthcare Services - 4.98%
Caremark Rx, Inc.	34,913	2,022,859
Medco Health Solutions, Inc. *	43,750	2,772,438
UnitedHealth Group, Inc.	93,343	4,849,169

		9,644,466
Hotels & Restaurants - 0.24%
Wyndham Worldwide Corp. *	16,003	468,242
Insurance - 4.52%
Allstate Corp.	35,600	2,062,664
American International Group, Inc.	71,868	4,586,616
Hartford Financial Services Group, Inc.	24,538	2,106,832

		8,756,112
Internet Service Provider - 0.65%
Salesforce.Com, Inc. * (a)	36,600	1,261,968

Large Cap Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Internet Software - 1.42%
Symantec Corp. * (a)	148,188	$2,762,224
Leisure Time - 1.61%
Carnival Corp.	74,299	3,113,128
Life Sciences - 0.89%
Waters Corp. *	40,545	1,729,244
Liquor - 0.81%
Anheuser-Busch Companies, Inc.	31,800	1,570,284
Manufacturing - 2.92%
Harley-Davidson, Inc.	32,800	1,919,128
Illinois Tool Works, Inc.	85,048	3,733,607

		5,652,735
Petroleum Services - 3.69%
Baker Hughes, Inc.	1,928	137,235
ENSCO International, Inc.	40,200	1,796,538
Exxon Mobil Corp.	29,869	2,021,235
GlobalSantaFe Corp.	39,100	1,924,502
Halliburton Company	38,800	1,265,656

		7,145,166
Pharmaceuticals - 3.65%
Allergan, Inc.	42,463	4,864,562
Bristol-Myers Squibb Company	101,299	2,203,253

		7,067,815
Railroads & Equipment - 1.85%
Burlington Northern Santa Fe Corp.	53,450	3,578,477
Real Estate - 0.30%
Realogy Corp., REIT *	26,904	575,735
Retail Grocery - 1.16%
The Kroger Company	94,598	2,252,378
Retail Trade - 2.47%
Costco Wholesale Corp.	56,290	2,633,809
Kohl's Corp. *	34,505	2,156,908

		4,790,717
Semiconductors - 3.58%
Analog Devices, Inc.	62,300	1,908,872
Intel Corp.	186,700	3,648,118
Xilinx, Inc.	60,091	1,374,281

		6,931,271
Software - 5.27%
Microsoft Corp.	288,089	7,401,007
Oracle Corp. *	180,285	2,821,460

		10,222,467
Telecommunications Equipment &
Services - 0.28%
Embarq Corp. *	11,666	550,052
Telephone - 3.49%
AT&T, Inc.	90,374	2,813,342
Sprint Nextel Corp.	233,127	3,944,509

		6,757,851

The accompanying notes are an integral part of the financial statements. 299

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

Large Cap Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Trucking & Freight - 1.49%
Fedex Corp.	28,583	$2,887,740

TOTAL COMMON STOCKS (Cost $180,265,843)		$189,900,264

SHORT TERM INVESTMENTS - 3.46%
State Street Navigator Securities
Lending Prime Portfolio (c)	$6,601,703	$6,601,703
United States Treasury Bill
zero coupon due 01/04/2007	100,000	98,231

TOTAL SHORT TERM INVESTMENTS
(Cost $6,699,934)		$6,699,934

REPURCHASE AGREEMENTS - 1.71%
Repurchase Agreement with State
Street Corp. dated 08/31/2006 at
3.95% to be repurchased at
$3,326,365 on 09/01/2006,
collateralized by $3,375,000
Federal National Mortgage
Association, 5.125% due
12/15/2008 (valued at $3,396,094,
including interest) (c)	$3,326,000	$3,326,000

TOTAL REPURCHASE AGREEMENTS
(Cost $3,326,000)		$3,326,000

Total Investments (Large Cap Fund)
(Cost $190,291,777) - 103.16%		$199,926,198
Liabilities in Excess of Other Assets - (3.16)%		(6,123,136)

TOTAL NET ASSETS - 100.00%		$193,803,062

Large Cap Value Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 99.75%
Aerospace - 1.76%
Lockheed Martin Corp.	6,520	$538,552
Northrop Grumman Corp.	49,000	3,273,690
Raytheon Company	46,000	2,171,660

		5,983,902
Agriculture - 1.41%
Archer-Daniels-Midland Company	116,000	4,775,720
Apparel & Textiles - 0.30%
Jones Apparel Group, Inc.	33,000	1,032,900
Auto Parts - 0.73%
Autoliv, Inc.	44,000	2,486,880
Auto Services - 0.46%
AutoNation, Inc. *	80,000	1,554,400
Automobiles - 1.20%
General Motors Corp.	140,000	4,085,200
Banking - 1.64%
Bank of America Corp.	108,000	5,558,760

Large Cap Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Business Services - 2.00%
Cadence Design Systems, Inc. *	51,000	$837,930
Computer Sciences Corp. *	33,000	1,563,540
Convergys Corp. *	112,000	2,337,440
NCR Corp. *	11,454	398,485
Reynolds & Reynolds Company, Class A	43,000	1,649,480

		6,786,875
Cellular Communications - 1.22%
Motorola, Inc.	177,000	4,138,260
Chemicals - 0.41%
Albemarle Corp.	25,000	1,372,500
Computers & Business Equipment - 2.93%
Hewlett-Packard Company	161,000	5,886,160
International Business Machines Corp.	50,000	4,048,500

		9,934,660
Cosmetics & Toiletries - 0.46%
Procter & Gamble Company	25,000	1,547,500
Crude Petroleum & Natural Gas - 5.78%
Apache Corp.	30,000	1,958,400
Devon Energy Corp.	77,000	4,811,730
Marathon Oil Corp.	58,000	4,843,000
Occidental Petroleum Corp.	109,000	5,557,910
Sunoco, Inc.	34,000	2,444,940

		19,615,980
Domestic Oil - 0.98%
Frontier Oil Corp.	102,000	3,335,400
Electrical Utilities - 1.02%
Alliant Corp.	95,000	3,476,050
Electronics - 0.84%
Agilent Technologies, Inc. *	46,000	1,479,360
Synopsys, Inc. *	72,000	1,365,120

		2,844,480
Financial Services - 16.24%
Bear Stearns Companies, Inc.	31,000	4,040,850
CIT Group, Inc.	84,000	3,785,040
Citigroup, Inc.	327,000	16,137,450
Countrywide Financial Corp.	123,000	4,157,400
Goldman Sachs Group, Inc.	27,000	4,013,550
JPMorgan Chase & Company	256,000	11,688,960
Lehman Brothers Holdings, Inc.	74,000	4,721,940
Morgan Stanley	100,000	6,579,000

		55,124,190
Food & Beverages - 2.62%
Campbell Soup Company	96,000	3,606,720
Del Monte Foods Company	151,000	1,676,100
H.J. Heinz Company	86,000	3,598,240

		8,881,060
Gas & Pipeline Utilities - 0.80%
ONEOK, Inc.	71,000	2,717,170

The accompanying notes are an integral part of the financial statements. 300

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

Large Cap Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Healthcare Services - 5.30%
Cardinal Health, Inc.	26,000	$1,752,920
Caremark Rx, Inc.	63,000	3,650,220
Humana, Inc. *	45,000	2,741,850
IMS Health, Inc.	124,000	3,383,960
Laboratory Corp. of America Holdings *	25,000	1,710,500
McKesson Corp.	10,926	555,041
Medco Health Solutions, Inc. *	15,000	950,550
Wellpoint, Inc. *	42,000	3,251,220

		17,996,261
Holdings Companies/Conglomerates - 0.79%
General Electric Company	79,000	2,690,740
Industrial Machinery - 1.50%
AGCO Corp. *	135,000	3,354,750
Cummins, Inc.	15,000	1,722,300

		5,077,050
Insurance - 9.77%
Aetna, Inc.	106,000	3,950,620
Ambac Financial Group, Inc.	45,000	3,896,550
American Financial Group, Inc.	1,586	74,098
Chubb Corp.	91,000	4,564,560
Hartford Financial Services Group, Inc.	23,000	1,974,780
MGIC Investment Corp. (a)	63,000	3,645,810
PMI Group, Inc.	54,000	2,334,960
Principal Financial Group, Inc. (a)	40,000	2,129,600
Prudential Financial, Inc.	64,000	4,698,240
SAFECO Corp.	67,000	3,866,570
St. Paul Travelers Companies, Inc.	46,000	2,019,400

		33,155,188
International Oil - 7.34%
Anadarko Petroleum Corp.	96,000	4,503,360
ChevronTexaco Corp.	166,000	10,690,400
ConocoPhillips	97,000	6,152,710
Hess Corp.	78,000	3,570,840

		24,917,310
Internet Software - 0.32%
Checkfree Corp. *	30,000	1,074,000
Leisure Time - 1.67%
Walt Disney Company	191,000	5,663,150
Manufacturing - 2.31%
Honeywell International, Inc.	76,000	2,942,720
Illinois Tool Works, Inc.	48,000	2,107,200
Rockwell Automation, Inc.	8,282	466,939
SPX Corp. (a)	44,000	2,323,200

		7,840,059
Metal & Metal Products - 0.22%
Commercial Metals Company	35,000	755,650
Mining - 1.94%
Freeport-McMoran Copper & Gold, Inc.,
Class B (a)	64,000	3,725,440
Large Cap Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Mining (continued)
Phelps Dodge Corp. (a)	32,000	$2,864,000

		6,589,440
Office Furnishings & Supplies - 0.20%
Steelcase, Inc. Class A (a)	47,000	681,500
Paper - 0.41%
MeadWestvaco Corp. (a)	55,000	1,405,250
Petroleum Services - 8.82%
Exxon Mobil Corp.	346,000	23,413,820
Tesoro Petroleum Corp. (a)	24,000	1,550,640
Valero Energy Corp.	87,000	4,993,800

		29,958,260
Pharmaceuticals - 4.72%
AmerisourceBergen Corp.	14,450	638,112
Merck & Company, Inc.	165,000	6,690,750
Pfizer, Inc.	316,000	8,708,960

		16,037,822
Retail Grocery - 1.24%
Safeway, Inc.	136,000	4,206,480
Retail Trade - 1.83%
AnnTaylor Stores Corp. *	56,000	2,228,800
Circuit City Stores, Inc.	67,000	1,581,870
J.C. Penney Company, Inc.	31,000	1,954,240
Nordstrom, Inc.	12,159	454,138

		6,219,048
Semiconductors - 2.39%
Fairchild Semiconductor International, Inc. *	194,000	3,497,820
Intersil Corp., Class A	3,172	80,410
Micron Technology, Inc. *	232,000	4,008,960
Novellus Systems, Inc. * (a)	19,000	530,480

		8,117,670
Software - 0.49%
BMC Software, Inc. *	12,335	328,358
Compuware Corp. *	175,000	1,330,000

		1,658,358
Steel - 2.30%
Nucor Corp.	85,000	4,153,950
United States Steel Corp.	63,000	3,664,710

		7,818,660
Telecommunications Equipment &
Services - 0.78%
Avaya, Inc. *	203,000	2,121,350
Citizens Communications Company (a)	39,000	537,810

		2,659,160
Telephone - 0.75%
Qwest Communications International, Inc. * (a)	290,000	2,554,900
Tires & Rubber - 0.47%
Goodyear Tire & Rubber Company * (a)	118,000	1,604,800
Toys, Amusements & Sporting Goods - 1.09%
Hasbro, Inc.	108,000	2,192,400

The accompanying notes are an integral part of the financial statements. 301

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

Large Cap Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Toys, Amusements & Sporting Goods
(continued)
Mattel, Inc.	80,000	$1,507,200

		3,699,600
Travel Services - 0.30%
Sabre Holdings Corp.	47,000	1,030,240

TOTAL COMMON STOCKS (Cost $320,761,258)		$338,662,483

SHORT TERM INVESTMENTS - 4.39%
State Street Navigator Securities
Lending Prime Portfolio (c)	$14,896,485	$14,896,485

TOTAL SHORT TERM INVESTMENTS
(Cost $14,896,485)		$14,896,485

Total Investments (Large Cap Value Fund)
(Cost $335,657,743) - 104.14%		$353,558,968
Liabilities in Excess of Other Assets - (4.14)%		(14,045,199)

TOTAL NET ASSETS - 100.00%		$339,513,769

Mid Cap Core Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 79.47%
Advertising - 1.20%
Omnicom Group, Inc.	41,795	$3,653,719
Aerospace - 1.32%
Goodrich Corp.	103,730	4,040,284
Auto Parts - 1.18%
Genuine Parts Company	87,330	3,609,349
Banking - 1.65%
Marshall & Ilsley Corp.	72,520	3,381,607
SVB Financial Group * (a)	36,578	1,652,960

		5,034,567
Biotechnology - 1.08%
Techne Corp. *	64,764	3,296,488
Business Services - 6.24%
Cadence Design Systems, Inc. *	302,123	4,963,881
H & R Block, Inc.	197,815	4,160,049
Pitney Bowes, Inc.	84,083	3,665,178
Rentokil Initial PLC	1,040,143	2,972,866
The ServiceMaster Company	287,163	3,299,503

		19,061,477
Cable and Television - 1.48%
E.W. Scripps Company, Class A	99,468	4,522,810
Chemicals - 3.96%
Rohm & Haas Company	99,350	4,381,335
Sigma-Aldrich Corp. (a)	106,226	7,715,194

		12,096,529

Mid Cap Core Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Computers & Business Equipment - 1.82%
Xerox Corp. *	375,146	$5,555,912
Construction Materials - 1.38%
Sherwin-Williams Company	81,816	4,224,978
Containers & Glass - 0.98%
Pactiv Corp. *	112,445	3,005,655
Cosmetics & Toiletries - 6.21%
Avon Products, Inc.	194,229	5,576,314
Estee Lauder Companies, Inc., Class A	181,781	6,700,448
International Flavors & Fragrances, Inc.	168,278	6,692,416

		18,969,178
Drugs & Health Care - 0.49%
ImClone Systems, Inc. * (a)	50,037	1,496,106
Electrical Utilities - 1.53%
Wisconsin Energy Corp.	108,687	4,673,541
Food & Beverages - 2.74%
Cadbury Schweppes PLC	786,949	8,368,087
Funeral Services - 1.96%
Service Corp. International	713,201	5,990,888
Gas & Pipeline Utilities - 1.44%
UGI Corp.	177,506	4,402,149
Healthcare Products - 0.94%
Kinetic Concepts, Inc. *	91,187	2,881,509
Holdings Companies/Conglomerates - 1.16%
Groupe Bruxelles Lambert SA	33,734	3,536,488
Industrial Machinery - 5.89%
Atlas Copco AB, Series A	58,600	1,508,495
Dover Corp.	93,037	4,523,459
FMC Technologies, Inc. *	49,776	2,927,824
ITT Corp.	30,759	1,505,653
Pall Corp.	151,744	4,130,472
Parker-Hannifin Corp.	28,256	2,092,357
W.W. Grainger, Inc.	19,795	1,322,306

		18,010,566
Insurance - 5.19%
Axis Capital Holdings, Ltd.	113,506	3,681,000
Genworth Financial, Inc.	114,615	3,946,194
Marsh & McLennan Companies, Inc.	120,697	3,157,434
XL Capital, Ltd., Class A (a)	77,382	5,079,354

		15,863,982
International Oil - 0.76%
Noble Corp.	35,512	2,322,130
Internet Software - 1.40%
Juniper Networks, Inc. *	95,590	1,402,305
McAfee, Inc. *	126,187	2,872,016

		4,274,321
Life Sciences - 2.68%
PerkinElmer, Inc.	188,422	3,472,618

The accompanying notes are an integral part of the financial statements. 302

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

Mid Cap Core Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Life Sciences (continued)
Waters Corp. *	110,436 $	4,710,095

		8,182,713
Liquor - 1.31%
Heineken NV	86,779	4,019,746
Manufacturing - 0.97%
Mettler-Toledo International, Inc. *	48,704	2,968,022
Medical-Hospitals - 1.13%
Health Management Associates, Inc., Class A	165,727	3,465,352
Paper - 0.96%
MeadWestvaco Corp.	114,600	2,928,030
Petroleum Services - 1.82%
Japan Petroleum Exploration Company, Ltd. *	31,100	2,040,561
Smith International, Inc.	84,101	3,529,719

		5,570,280
Pharmaceuticals - 2.36%
Forest Laboratories, Inc. *	82,618	4,129,248
Hospira, Inc. *	83,986	3,076,407

		7,205,655
Publishing - 1.04%
Mcclatchy Company, Class A	78,699	3,192,819
Retail Grocery - 2.31%
SUPERVALU, Inc.	108,844	3,108,585
The Kroger Company	166,556	3,965,698

		7,074,283
Retail Trade - 3.16%
99 Cents Only Stores * (a)	190,446	2,163,467
Gap, Inc.	233,124	3,918,814
RadioShack Corp. (a)	198,949	3,593,019

		9,675,300
Sanitary Services - 1.39%
Republic Services, Inc.	109,937	4,263,357
Semiconductors - 2.24%
Analog Devices, Inc.	93,142	2,853,871
Linear Technology Corp.	117,674	4,002,093

		6,855,964
Software - 1.43%
Business Objects, SADR * (a)	156,946	4,372,516
Steel - 1.16%
Tenaris SA, ADR	96,500	3,542,515
Telecommunications Equipment &
Services - 2.48%
ADTRAN, Inc.	151,709	3,773,003
SK Telecom Company, Ltd., ADR	173,308	3,795,445

		7,568,448
Travel Services - 1.03%
Sabre Holdings Corp.	143,512	3,145,783

TOTAL COMMON STOCKS (Cost $230,199,317)		$242,921,496

Mid Cap Core Fund (continued)
	Shares or
	Principal
	Amount	Value

PREFERRED STOCKS - 1.60%
Household Products - 1.60%
Henkel KGaA-Vorzug, Non-Voting	38,272	$4,880,768

TOTAL PREFERRED STOCKS (Cost $4,325,140)		$4,880,768

SHORT TERM INVESTMENTS - 6.50%
State Street Navigator Securities
Lending Prime Portfolio (c)	$19,867,086	$19,867,086

TOTAL SHORT TERM INVESTMENTS
(Cost $19,867,086)		$19,867,086

REPURCHASE AGREEMENTS - 17.38%
Repurchase Agreement with State
Street Corp. dated 08/31/2006 at
4.95% to be repurchased at
$53,139,305 on 9/1/2006,
collateralized by $16,705,000
Federal Home Loan Bank, 4.00%
due 10/29/2009 (valued at
$16,391,781, including interest)
and $38,530,000 Federal Home
Loan Bank, 4.16% due 02/01/2010
(valued at $37,807,563, including
interest) (c)	$53,132,000	$53,132,000

TOTAL REPURCHASE AGREEMENTS
(Cost $53,132,000)		$53,132,000

Total Investments (Mid Cap Core Fund)
(Cost $307,523,543) - 104.95%		$320,801,350
Liabilities in Excess of Other Assets - (4.95)%		(15,130,255)

TOTAL NET ASSETS - 100.00%		$305,671,095

Mid Cap Index Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 93.17%
Aerospace - 0.29%
Alliant Techsystems, Inc. *	5,281	$403,944
Sequa Corp., Class A *	1,012	92,901

		496,845
Air Travel - 0.36%
Airtran Holdings, Inc. * (a)	13,607	155,800
Alaska Air Group, Inc. *	5,888	222,979
JetBlue Airways Corp. * (a)	23,177	237,332

		616,111
Apparel & Textiles - 0.77%
Mohawk Industries, Inc. * (a)	8,017	568,245
Polo Ralph Lauren Corp., Class A	9,123	538,166
Timberland Company, Class A *	7,951	225,888

		1,332,299
Auto Parts - 1.11%
ArvinMeritor, Inc. (a)	10,564	156,875
BorgWarner, Inc.	8,581	486,629

The accompanying notes are an integral part of the financial statements. 303

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

Mid Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Auto Parts (continued)
Federal Signal Corp.	7,234	$112,923
Gentex Corp. (a)	23,051	333,778
Lear Corp. (a)	10,095	205,332
Modine Manufacturing Company	5,033	117,219
O'Reilly Automotive, Inc. *	16,970	503,839

		1,916,595
Auto Services - 0.34%
ADESA, Inc.	13,472	297,597
Copart, Inc. *	10,433	292,854

		590,451
Banking - 4.58%
Associated Banc-Corp.	19,825	625,280
Astoria Financial Corp.	12,707	390,105
Bank of Hawaii Corp.	7,624	372,204
Cathay General Bancorp, Inc. (a)	7,720	287,879
City National Corp. (a)	6,222	409,408
Colonial Bancgroup, Inc.	23,176	567,580
Cullen Frost Bankers, Inc.	7,187	423,745
First Niagara Financial Group, Inc.	16,661	249,249
FirstMerit Corp.	11,959	275,177
Greater Bay Bancorp	7,549	214,920
Investors Financial Services Corp. (a)	9,858	457,017
Mercantile Bankshares Corp.	18,472	682,171
New York Community Bancorp, Inc. (a)	39,349	645,717
SVB Financial Group *	5,327	240,727
TCF Financial Corp.	16,807	438,158
Texas Regional Bancshares, Inc., Class A	6,815	260,810
Washington Federal, Inc.	13,076	290,549
Webster Financial Corp.	7,913	373,810
Westamerica Bancorp (a)	4,712	225,375
Wilmington Trust Corp.	10,226	450,455

		7,880,336
Biotechnology - 1.52%
Affymetrix, Inc. * (a)	10,113	215,508
Cephalon, Inc. * (a)	9,106	519,224
Charles River Laboratories International, Inc. *	10,813	439,440
Invitrogen Corp. *	7,977	485,401
Martek Biosciences Corp. * (a)	4,818	144,877
Millennium Pharmaceuticals, Inc. *	47,193	512,516
Techne Corp. *	5,902	300,412

		2,617,378
Broadcasting - 0.28%
Belo Corp., Class A	13,522	220,409
Emmis Communications Corp., Class A *	5,575	68,182
Entercom Communications Corp. (a)	4,991	126,821
Westwood One, Inc.	9,600	70,368

		485,780
Building Materials & Construction - 0.27%
Dycom Industries, Inc. * (a)	6,044	122,391

Mid Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Building Materials & Construction
(continued)
RPM International, Inc.	17,773	$334,310

		456,701
Business Services - 5.47%
Acxiom Corp.	11,571	281,060
Alliance Data Systems Corp. *	10,105	510,707
Banta Corp.	3,599	169,333
Brinks Company	7,248	412,918
Cadence Design Systems, Inc. *	42,352	695,843
Catalina Marketing Corp.	5,675	162,589
Cendant Corp.	149,900	289,307
Ceridian Corp. *	20,838	497,403
ChoicePoint, Inc. *	12,904	466,480
Corporate Executive Board Company	6,000	525,840
CSG Systems International, Inc. *	7,152	192,532
Deluxe Corp. (a)	7,691	137,823
DST Systems, Inc. *	9,196	542,840
Dun & Bradstreet Corp. *	9,422	662,461
Fair Isaac Corp.	9,785	342,573
Gartner Group, Inc., Class A * (a)	8,725	136,023
Harte-Hanks, Inc.	8,360	221,540
Jacobs Engineering Group, Inc. *	8,786	765,173
Kelly Services, Inc., Class A	2,908	79,417
Korn/Ferry International * (a)	6,353	129,728
Manpower, Inc.	13,141	776,764
MPS Group, Inc. *	15,467	217,466
Navigant Consulting Company * (a)	7,841	154,389
Reynolds & Reynolds Company, Class A	7,834	300,512
Rollins, Inc.	4,413	93,732
Sotheby's Holdings, Inc., Class A	7,068	196,490
SRA International, Inc., Class A * (a)	5,684	159,209
The BISYS Group, Inc. *	18,056	185,796
Wind River Systems, Inc. *	11,323	115,155

		9,421,103
Cellular Communications - 0.49%
RF Micro Devices, Inc. * (a)	28,526	188,842
Telephone & Data Systems, Inc.	15,409	653,496

		842,338
Chemicals - 2.68%
Airgas, Inc.	10,093	361,531
Albemarle Corp.	5,817	319,353
Cabot Corp. (a)	9,508	315,951
Cabot Microelectronics Corp. * (a)	3,629	114,096
Chemtura Corp. (a)	36,022	313,031
Cytec Industries, Inc.	6,077	324,208
Ferro Corp.	6,373	108,851
FMC Corp.	5,863	358,347
Lubrizol Corp.	10,250	445,772
Lyondell Chemical Company	30,773	799,483
Minerals Technologies, Inc.	2,981	154,982
Olin Corp.	10,840	162,925

The accompanying notes are an integral part of the financial statements. 304

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

Mid Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Chemicals (continued)
Sensient Technologies Corp.	6,948	$139,794
The Scotts Company, Class A (a)	6,761	290,182
Valspar Corp.	15,281	406,475

		4,614,981
Coal - 1.42%
Arch Coal, Inc. (a)	21,438	702,095
Peabody Energy Corp.	39,688	1,749,050

		2,451,145
Colleges & Universities - 0.57%
Career Education Corp. *	14,640	280,356
Corinthian Colleges, Inc. *	12,914	156,517
DeVry, Inc. * (a)	8,802	196,725
ITT Educational Services, Inc. *	5,378	355,432

		989,030
Computers & Business Equipment - 3.04%
3Com Corp. *	58,676	259,935
Avocent Corp. *	7,343	221,979
CDW Corp.	9,285	541,315
Cognizant Technology Solutions Corp.,
Class A *	21,048	1,471,466
Diebold, Inc. (a)	10,098	423,207
Henry, Jack & Associates, Inc.	11,393	218,290
Ingram Micro, Inc., Class A *	17,770	319,860
National Instruments Corp.	8,356	231,962
Palm, Inc. * (a)	13,739	200,040
Plexus Corp. *	6,858	135,926
Sybase, Inc. *	13,492	311,260
Tech Data Corp. *	8,327	290,529
Western Digital Corp. *	33,086	605,474

		5,231,243
Construction Materials - 0.64%
Florida Rock Industries, Inc. (a)	7,099	264,012
Granite Construction, Inc.	4,955	265,835
Martin Marietta Materials, Inc.	6,855	564,578

		1,094,425
Containers & Glass - 0.55%
Longview Fibre Company	11,720	244,245
Packaging Corp. of America	9,026	208,862
Sonoco Products Company	14,848	497,111

		950,218
Crude Petroleum & Natural Gas - 2.33%
Helmerich & Payne, Inc.	15,721	385,636
Newfield Exploration Company *	19,281	833,710
Patterson-UTI Energy, Inc.	25,710	704,454
Pioneer Natural Resources Company	19,384	808,507
Plains Exploration & Production Company *	11,798	519,230
Pogo Producing Company	8,690	385,923
Quicksilver Resources, Inc. * (a)	10,150	381,843

		4,019,303

Mid Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Domestic Oil - 1.25%
Denbury Resources, Inc. *	17,848	$553,466
Forest Oil Corp. * (a)	8,285	280,613
Noble Energy, Inc.	26,557	1,312,447

		2,146,526
Drugs & Health Care - 0.42%
Hillenbrand Industries, Inc.	9,198	524,930
Perrigo Company	12,548	202,525

		727,455
Educational Services - 0.21%
Laureate Education, Inc. *	7,692	369,370
Electrical Equipment - 0.64%
AMETEK, Inc.	10,627	455,686
Hubbell, Inc., Class B (a)	9,114	423,801
Varian, Inc. *	4,632	216,222

		1,095,709
Electrical Utilities - 4.43%
Alliant Corp.	17,621	644,752
Black Hills Corp. (a)	4,984	173,493
DPL, Inc. (a)	17,113	475,742
Duquesne Light Holdings, Inc. (a)	11,748	231,318
Great Plains Energy, Inc. (a)	11,914	363,615
Hawaiian Electric Industries, Inc. (a)	12,161	333,455
IDACORP, Inc.	6,415	246,464
Northeast Utilities	23,022	525,132
NSTAR	16,012	527,275
OGE Energy Corp. (a)	13,608	506,762
Pepco Holdings, Inc.	28,539	724,605
PNM Resources, Inc.	10,317	295,788
Puget Energy, Inc.	17,395	393,649
Quanta Services, Inc. * (a)	17,767	315,009
Sierra Pacific Resources *	33,050	487,488
Westar Energy, Inc.	13,062	318,582
Wisconsin Energy Corp.	17,537	754,091
WPS Resources Corp.	6,042	310,438

		7,627,658
Electronics - 2.50%
Amphenol Corp., Class A	13,431	771,880
Arrow Electronics, Inc. *	18,264	509,566
Avnet, Inc. *	21,957	429,479
DRS Technologies, Inc. (a)	5,986	247,641
Imation Corp.	5,229	207,225
Kemet Corp. *	13,008	107,056
Mentor Graphics Corp. *	12,035	174,507
Synopsys, Inc. *	21,514	407,905
Teleflex, Inc.	6,035	336,813
Thomas & Betts Corp. *	8,141	367,648
Vishay Intertechnology, Inc. * (a)	27,648	387,348
Zebra Technologies Corp., Class A *	10,609	359,009

		4,306,077

The accompanying notes are an integral part of the financial statements. 305

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

Mid Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Energy - 1.76%
Energy East Corp. (a)	22,139	$536,871
Hanover Compressor Company * (a)	13,806	259,829
MDU Resources Group, Inc.	26,409	647,020
SCANA Corp.	17,312	715,851
Southwestern Energy Company *	25,133	863,319

		3,022,890
Financial Services - 2.92%
A.G. Edwards, Inc.	11,332	598,556
AmeriCredit Corp. *	19,553	459,300
Eaton Vance Corp.	19,178	509,943
Fidelity National Information Services, Inc.	14,139	518,053
IndyMac Bancorp, Inc.	9,823	384,079
Jefferies Group, Inc.	15,104	376,392
Leucadia National Corp. (a)	24,631	633,755
Moneygram International, Inc.	12,702	398,843
Raymond James Financial, Inc.	13,358	370,284
SEI Investments Company	9,449	482,277
Waddell & Reed Financial, Inc., Class A	12,705	295,010

		5,026,492
Food & Beverages - 1.01%
Bob Evans Farms, Inc. (a)	5,375	152,328
Hormel Foods Corp.	10,953	401,427
PepsiAmericas, Inc.	8,985	206,565
Smithfield Foods, Inc. *	14,831	445,375
The J.M. Smucker Company	8,726	424,345
Tootsie Roll Industries, Inc. (a)	3,849	111,660

		1,741,700
Forest Products - 0.26%
Rayonier, Inc.	11,472	453,144
Furniture & Fixtures - 0.08%
Furniture Brands International, Inc. (a)	7,343	140,618
Gas & Pipeline Utilities - 2.39%
AGL Resources, Inc.	11,683	425,144
Aquila, Inc. *	56,043	256,677
Equitable Resources, Inc.	18,076	666,281
National Fuel Gas Company (a)	12,589	480,522
ONEOK, Inc.	16,480	630,690
Questar Corp.	12,826	1,109,962
Vectren Corp.	11,421	314,763
WGL Holdings, Inc.	7,310	227,122

		4,111,161
Healthcare Products - 3.16%
Advanced Medical Optics, Inc. * (a)	10,296	495,752
Beckman Coulter, Inc.	9,464	518,343
Cytyc Corp. *	17,141	409,499
DENTSPLY International, Inc.	23,671	771,201
Edwards Lifesciences Corp. *	8,837	412,600
Gen-Probe, Inc. *	7,734	375,950
Henry Schein, Inc. *	13,240	660,279
Intuitive Surgical, Inc. *	5,481	517,406

Mid Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Healthcare Products (continued)
STERIS Corp.	9,868	$234,661
Varian Medical Systems, Inc. *	19,697	1,049,850

		5,445,541
Healthcare Services - 1.63%
Apria Healthcare Group, Inc. * (a)	6,357	129,619
Covance, Inc. *	9,528	599,026
Health Net, Inc. *	17,289	722,853
Lincare Holdings, Inc. *	14,335	530,825
Omnicare, Inc. (a)	18,161	822,875

		2,805,198
Homebuilders - 0.79%
Beazer Homes USA, Inc. (a)	6,054	243,976
Hovnanian Enterprises, Inc., Class A * (a)	5,367	142,172
M.D.C. Holdings, Inc. (a)	4,917	210,398
Ryland Group, Inc. (a)	6,836	291,692
Toll Brothers, Inc. * (a)	17,526	463,037

		1,351,275
Hotels & Restaurants - 1.14%
Applebee's International, Inc. (a)	11,135	231,051
Boyd Gaming Corp. (a)	6,577	237,824
Brinker International, Inc.	12,714	489,108
CBRL Group, Inc. (a)	4,635	175,388
OSI Restaurant Partners, Inc. (a)	9,882	306,046
Ruby Tuesday, Inc. (a)	8,849	228,481
The Cheesecake Factory, Inc. * (a)	11,856	295,096

		1,962,994
Household Products - 0.68%
Blyth, Inc.	3,943	84,696
Church & Dwight, Inc. (a)	9,692	373,142
Energizer Holdings, Inc. *	8,584	573,926
Tupperware Brands Corp.	8,091	145,719

		1,177,483
Industrial Machinery - 2.37%
AGCO Corp. *	13,573	337,289
Donaldson Company, Inc.	10,177	339,708
Flowserve Corp. *	8,428	431,008
FMC Technologies, Inc. *	10,249	602,846
Graco, Inc.	10,258	387,752
Grant Prideco, Inc. *	19,628	815,151
Joy Global, Inc.	18,531	806,840
Kennametal, Inc.	5,935	313,012
Tecumseh Products Company, Class A * (a)	2,770	41,135

		4,074,741
Industrials - 0.86%
Crane Company	7,562	302,329
Fastenal Company (a)	18,569	681,111
Harsco Corp.	6,289	500,353

		1,483,793
Insurance - 5.68%
American Financial Group, Inc.	7,065	330,077

The accompanying notes are an integral part of the financial statements. 306

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

Mid Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Insurance (continued)
Amerus Group Company	5,818	$394,460
Arthur J. Gallagher & Company (a)	14,497	388,520
Brown & Brown, Inc.	16,735	501,046
Everest Re Group, Ltd.	9,732	914,613
Fidelity National Financial, Inc.	26,200	1,054,026
First American Corp.	14,489	588,543
Hanover Insurance Group, Inc.	7,614	338,823
HCC Insurance Holdings, Inc.	16,671	541,641
Horace Mann Educators Corp.	6,446	118,349
Mercury General Corp. (a)	5,324	267,638
Ohio Casualty Corp.	9,532	247,355
Old Republic International Corp.	34,457	720,151
PMI Group, Inc.	13,401	579,459
Protective Life Corp.	10,477	482,256
Radian Group, Inc. (a)	12,354	739,758
Stancorp Financial Group, Inc.	8,200	381,874
Unitrin, Inc.	6,786	297,770
W.R. Berkley Corp.	25,377	888,195

		9,774,554
Internet Software - 0.96%
Checkfree Corp. *	13,700	490,460
F5 Networks, Inc. *	6,079	304,497
McAfee, Inc. *	23,915	544,305
RSA Security, Inc. *	11,316	315,151

		1,654,413
Leisure Time - 0.39%
Callaway Golf Company	9,757	130,841
International Speedway Corp., Class A	5,276	255,358
Scientific Games Corp., Class A * (a)	9,838	285,991

		672,190
Life Sciences - 0.34%
Pharmaceutical Product Development, Inc.	15,211	579,843
Manufacturing - 2.10%
Cameron International Corp. *	17,315	829,562
Carlisle Companies, Inc.	4,609	394,069
Lancaster Colony Corp. (a)	3,684	162,612
Mine Safety Appliances Company (a)	3,945	139,850
Nordson Corp.	5,059	202,562
Pentair, Inc.	15,242	455,736
Roper Industries, Inc.	13,020	603,868
SPX Corp.	8,961	473,141
Trinity Industries, Inc.	10,622	354,350

		3,615,750
Medical-Hospitals - 1.36%
Community Health Systems, Inc. *	14,736	571,167
Lifepoint Hospitals, Inc. *	8,618	293,443
Triad Hospitals, Inc. *	13,124	578,243
Universal Health Services, Inc., Class B	8,122	459,868
VCA Antech, Inc. *	12,456	441,192

		2,343,913

Mid Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Metal & Metal Products - 1.32%
Commercial Metals Company	18,038	$389,440
Precision Castparts Corp.	20,097	1,174,469
Reliance Steel & Aluminum Company	9,481	310,692
Timken Company	12,622	404,409

		2,279,010
Mining - 0.20%
Lincoln Electric Holding, Inc.	6,361	350,046
Mobile Homes - 0.13%
Thor Industries, Inc. (a)	5,184	218,661
Newspapers - 0.49%
Lee Enterprises, Inc. (a)	6,857	169,779
Washington Post Company, Class B	878	674,102

		843,881
Office Furnishings & Supplies - 0.34%
Herman Miller, Inc.	9,945	280,847
HNI Corp. (a)	7,767	309,903

		590,750
Paper - 0.30%
Bowater, Inc. (a)	8,384	190,568
P.H. Glatfelter Company	6,664	95,629
Potlatch Corp. (a)	5,791	221,853

		508,050
Petroleum Services - 1.95%
ENSCO International, Inc.	23,053	1,030,239
Pride International, Inc. *	24,276	629,477
Smith International, Inc.	30,052	1,261,282
Tidewater, Inc.	9,041	430,442

		3,351,440
Pharmaceuticals - 1.32%
Medicis Pharmaceutical Corp., Class A (a)	8,160	239,007
Par Pharmaceutical Companies, Inc. * (a)	5,254	94,309
PDL BioPharma, Inc. * (a)	17,160	338,052
Sepracor, Inc. * (a)	16,303	766,404
Valeant Pharmaceuticals International (a)	13,912	273,510
Vertex Pharmaceuticals, Inc. *	16,516	568,976

		2,280,258
Publishing - 0.49%
American Greetings Corp., Class A (a)	8,631	211,632
Media General, Inc., Class A	3,607	141,827
Readers Digest Association, Inc., Class A (a)	14,447	185,066
Scholastic Corp. *	5,398	162,264
Valassis Communications, Inc. *	7,164	141,274

		842,063
Railroads & Equipment - 0.16%
GATX Corp.	7,631	283,186
Real Estate - 3.85%
AMB Property Corp., REIT	13,193	736,565
Developers Diversified Realty Corp., REIT	16,444	889,620
Highwoods Properties, Inc., REIT	8,116	306,298

The accompanying notes are an integral part of the financial statements. 307

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

Mid Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Real Estate (continued)
Hospitality Properties Trust, REIT	10,787	$499,654
Liberty Property Trust, REIT	13,373	640,166
Mack-California Realty Corp., REIT	9,342	496,527
New Plan Realty Trust, Inc., REIT	15,682	432,666
Regency Centers Corp., REIT	10,281	691,603
The Macerich Company, REIT	10,762	803,491
United Dominion Realty Trust, Inc., REIT (a)	20,131	614,197
Weingarten Realty Investors, REIT	12,092	512,943

		6,623,730
Retail Grocery - 0.08%
Ruddick Corp.	5,191	133,876
Retail Trade - 6.52%
99 Cents Only Stores * (a)	7,197	81,758
Abercrombie & Fitch Company, Class A	13,192	851,280
Advance Auto Parts, Inc.	16,199	487,914
Aeropostale, Inc. *	8,173	207,594
American Eagle Outfitters, Inc.	19,758	763,252
AnnTaylor Stores Corp. *	10,999	437,760
Barnes & Noble, Inc.	7,925	288,153
BJ's Wholesale Club, Inc. *	9,991	263,263
Borders Group, Inc.	9,620	184,031
CarMax, Inc. *	15,749	593,580
Chico's FAS, Inc. *	27,286	503,154
Claire's Stores, Inc.	14,699	401,724
Coldwater Creek, Inc. * (a)	9,012	247,560
Dollar Tree Stores, Inc. *	15,675	451,126
Foot Locker, Inc.	23,287	561,217
GameStop Corp., Class A * (a)	8,892	388,403
Michael's Stores, Inc.	19,809	852,777
MSC Industrial Direct Company, Inc., Class A	8,169	321,532
Pacific Sunwear of California, Inc. *	10,800	144,288
Payless ShoeSource, Inc. *	10,099	236,922
PETsMART, Inc.	21,003	527,175
Pier 1 Imports, Inc. (a)	13,055	83,421
Regis Corp. (a)	6,845	251,143
Rent-A-Center, Inc. *	10,409	282,084
Ross Stores, Inc.	21,419	524,551
Saks, Inc. *	20,524	296,161
United Rentals, Inc. * (a)	10,228	221,538
Urban Outfitters, Inc. * (a)	16,599	260,438
Williams-Sonoma, Inc. (a)	17,267	508,686

		11,222,485
Sanitary Services - 0.93%
Aqua America, Inc. (a)	19,416	459,965
Republic Services, Inc.	18,039	699,553
Stericycle, Inc. * (a)	6,635	442,488

		1,602,006
Semiconductors - 3.69%
Atmel Corp. *	64,221	370,555
Cree, Inc. * (a)	11,552	215,098
Cypress Semiconductor Corp. * (a)	20,939	327,486

Mid Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Semiconductors (continued)
Fairchild Semiconductor International, Inc. *	18,229	$328,669
Integrated Device Technology, Inc. *	30,021	517,262
International Rectifier Corp. * (a)	10,725	378,592
Intersil Corp., Class A	21,248	538,637
Lam Research Corp. *	21,083	902,142
Lattice Semiconductor Corp. *	17,108	125,231
MEMC Electronic Materials, Inc. *	24,760	957,717
Micrel, Inc. *	9,515	95,340
Microchip Technology, Inc.	32,139	1,097,868
Semtech Corp. *	10,920	142,724
Silicon Laboratories, Inc. *	6,917	243,963
Triquint Semiconductor, Inc. *	20,940	103,234

		6,344,518
Software - 0.63%
Activision, Inc. *	41,658	537,388
Advent Software, Inc. * (a)	2,355	77,126
Macrovision Corp. *	7,752	180,467
McDATA Corp., Class A * (a)	23,841	102,278
Transaction Systems Architects, Inc., Class A *	5,606	185,951

		1,083,210
Steel - 0.32%
Steel Dynamics, Inc.	6,495	342,871
Worthington Industries, Inc. (a)	10,757	205,566

		548,437
Telecommunications Equipment &
Services - 0.76%
ADTRAN, Inc.	10,242	254,719
Commscope, Inc. * (a)	8,697	254,039
Newport Corp. *	6,091	107,384
Plantronics, Inc. (a)	7,129	127,752
Polycom, Inc. *	13,079	311,149
Powerwave Technologies, Inc. * (a)	16,810	127,420
UTStarcom, Inc. * (a)	15,756	129,357

		1,311,820
Telephone - 0.62%
Cincinnati Bell, Inc. *	37,017	186,936
Harris Corp.	20,129	884,066

		1,071,002
Tires & Rubber - 0.04%
Bandag, Inc. (a)	1,754	66,757
Tobacco - 0.09%
Universal Corp.	3,856	148,957
Transportation - 1.98%
Alexander & Baldwin, Inc. (a)	6,632	290,880
C.H. Robinson Worldwide, Inc.	26,041	1,193,199
Con-way, Inc.	7,193	344,185
Expeditors International of Washington, Inc.	31,986	1,275,282
Overseas Shipholding Group, Inc. (a)	4,445	296,481

		3,400,027

The accompanying notes are an integral part of the financial statements. 308

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

Mid Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Trucking & Freight - 0.92%
J.B. Hunt Transport Services, Inc. (a)	18,518	$363,879
Oshkosh Truck Corp.	11,037	570,613
Swift Transportation, Inc. *	8,061	186,934
Werner Enterprises, Inc. (a)	7,645	141,662
YRC Worldwide, Inc. * (a)	8,613	316,786

		1,579,874

TOTAL COMMON STOCKS (Cost $162,502,045)		$160,400,814

SHORT TERM INVESTMENTS - 24.30%
Federal Home Loan Bank Discount Notes
zero coupon due 10/04/2006	$2,000,000	$1,990,485
Federal Home Loan Mortgage Corp. Discount Notes
zero coupon due 10/10/2006	2,000,000	1,988,853
Federal National Mortgage Association
Discount Notes
zero coupon due 10/04/2006 to
10/16/2006	5,000,000	4,973,054
Rabobank USA Finance Corp.
5.27% due 09/01/2006	1,530,000	1,530,000
State Street Navigator Securities Lending
Prime Portfolio (c)	30,804,574	30,804,574
United States Treasury Bills
zero coupon due 10/19/2006	550,000	546,359

TOTAL SHORT TERM INVESTMENTS
(Cost $41,833,325)		$41,833,325

REPURCHASE AGREEMENTS - 0.32%
Repurchase Agreement with State
Street Corp. dated 08/31/2006 at
4.96% to be repurchased at
$541,075 on 09/01/2006,
collateralized by $590,000 United
States Treasury Bonds, 4.50% due
02/15/2036 (valued at $553,863,
including interest) (c)	$541,000	$541,000

TOTAL REPURCHASE AGREEMENTS
(Cost $541,000)		$541,000

Total Investments (Mid Cap Index Fund)
(Cost $204,876,370) - 117.79%		$202,775,139
Liabilities in Excess of Other Assets - (17.79)%		(30,619,646)

TOTAL NET ASSETS - 100.00%		$172,155,493

Mid Cap Stock Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 96.27%
Advertising - 0.80%
Focus Media Holding Ltd., ADR * (a)	40,800	$2,407,200
Aerospace - 2.66%
Alliant Techsystems, Inc. * (a)	72,415	5,539,023

Mid Cap Stock Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Aerospace (continued)
Rockwell Collins, Inc.	47,092 $	2,469,034

		8,008,057
Air Travel - 2.33%
Gol Linhas Aereas Inteligentes SA, ADR (a)	113,740	3,970,663
Southwest Airlines Company	176,025	3,048,753

		7,019,416
Auto Parts - 0.97%
LKQ Corp. *	141,000	2,928,570
Biotechnology - 2.37%
Cephalon, Inc. * (a)	58,777	3,351,465
ICOS Corp. * (a)	78,812	1,937,199
Millennium Pharmaceuticals, Inc. *	170,583	1,852,531

		7,141,195
Broadcasting - 0.72%
Sirius Satellite Radio, Inc. * (a)	531,075	2,172,097
Business Services - 7.07%
Corporate Executive Board Company	27,615	2,420,179
DST Systems, Inc. * (a)	49,000	2,892,470
Equifax, Inc.	125,100	3,976,929
Fluor Corp.	31,800	2,748,156
Foster Wheeler, Ltd. * (a)	58,000	2,521,260
Resources Connection, Inc. *	186,700	4,555,480
URS Corp. *	52,900	2,145,095

		21,259,569
Cable and Television - 0.98%
Gemstar-TV Guide International, Inc. *	918,500	2,948,385
Cellular Communications - 3.13%
American Tower Corp., Class A *	105,749	3,792,159
Crown Castle International Corp. * (a)	76,220	2,618,919
Leap Wireless International, Inc. *	64,800	2,997,648

		9,408,726
Chemicals - 2.24%
Kingboard Chemical Holdings, Ltd.	984,000	3,175,847
Wacker Chemie AG *	29,681	3,578,618

		6,754,465
Commercial Services - 0.85%
Live Nation, Inc. *	121,200	2,542,776
Computers & Business Equipment - 3.70%
Cognizant Technology Solutions Corp.,
Class A *	43,367	3,031,787
Network Appliance, Inc. * (a)	237,000	8,114,880

		11,146,667
Containers & Glass - 2.51%
Ball Corp.	91,500	3,691,110
Jarden Corp. * (a)	132,068	3,872,234

		7,563,344
Cosmetics & Toiletries - 1.95%
Alberto-Culver Company, Class B	58,100	2,860,263

The accompanying notes are an integral part of the financial statements. 309

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

Mid Cap Stock Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Cosmetics & Toiletries (continued)
Nu Skin Enterprises, Inc., Class A	173,800 $	3,010,216

		5,870,479
Crude Petroleum & Natural Gas - 0.95%
Chesapeake Energy Corp.	90,628	2,861,126
Drugs & Health Care - 2.05%
Shionogi & Company, Ltd.	263,347	4,734,883
Zymogenetics, Inc. * (a)	73,500	1,421,490

		6,156,373
Electrical Equipment - 0.77%
Tektronix, Inc.	82,146	2,328,018
Electronics - 1.87%
Barco N.V.	29,312	2,583,569
Garmin, Ltd. (a)	65,000	3,039,400

		5,622,969
Energy - 2.21%
Suntech Power Holdings Co., Ltd., ADR *	185,500	5,379,500
VeraSun Energy Corp. * (a)	57,900	1,274,958

		6,654,458
Financial Services - 5.98%
E*TRADE Financial Corp. *	119,695	2,823,605
Julius Baer Holding, Ltd.	35,851	3,437,767
Nasdaq Stock Market, Inc. * (a)	124,816	3,558,504
Nuveen Investments, Class A (a)	81,700	3,900,358
State Street Corp. (c)	69,276	4,281,257

		18,001,491
Healthcare Products - 3.19%
Hologic, Inc. * (a)	78,300	3,380,994
Kyphon, Inc. * (a)	123,500	4,471,935
The Medicines Company * (a)	77,239	1,742,512

		9,595,441
Healthcare Services - 2.19%
Covance, Inc. *	42,435	2,667,888
IMS Health, Inc.	143,200	3,907,928

		6,575,816
Industrial Machinery - 1.64%
Energy Conversion Devices, Inc. * (a)	84,900	2,975,745
Joy Global, Inc.	44,800	1,950,592

		4,926,337
International Oil - 0.77%
Nabors Industries, Ltd. *	70,900	2,331,192
Internet Service Provider - 0.70%
Redback Networks, Inc. * (a)	112,800	2,102,592
Internet Software - 0.52%
Tencent Holdings, Ltd.	719,300	1,572,352
Leisure Time - 1.57%
DreamWorks Animation SKG, Class A *	114,239	2,420,724
Harrah's Entertainment, Inc.	36,775	2,293,289

		4,714,013

Mid Cap Stock Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Life Sciences - 1.21%
Pharmaceutical Product Development, Inc.	95,120	$3,625,974
Manufacturing - 1.92%
Roper Industries, Inc. (a)	48,500	2,249,430
Vallourec SA	15,700	3,514,740

		5,764,170
Medical-Hospitals - 0.13%
Health Management Associates, Inc., Class A	18,200	380,562
Metal & Metal Products - 1.12%
Cameco Corp.	82,252	3,368,219
Mining - 2.27%
Phelps Dodge Corp.	35,500	3,177,250
Teck Cominco, Ltd., Class B	54,700	3,655,054

		6,832,304
Petroleum Services - 0.69%
BJ Services Company	60,784	2,085,499
Pharmaceuticals - 5.14%
Alkermes, Inc. * (a)	83,101	1,358,701
Amylin Pharmaceuticals, Inc. * (a)	84,467	3,828,889
Elan Corp. PLC, ADR * (a)	161,900	2,676,207
Forest Laboratories, Inc. *	106,262	5,310,975
Herbalife, Ltd. *	22,400	731,808
Vertex Pharmaceuticals, Inc. * (a)	44,876	1,545,978

		15,452,558
Retail Trade - 5.91%
Fossil, Inc. * (a)	162,100	3,050,722
GameStop Corp., Class A * (a)	31,400	1,371,552
Kohl's Corp. *	95,300	5,957,203
Tiffany & Company	123,107	3,890,181
Williams-Sonoma, Inc.	119,607	3,523,622

		17,793,280
Sanitary Services - 1.23%
Stericycle, Inc. * (a)	55,304	3,688,224
Semiconductors - 4.34%
Fairchild Semiconductor International, Inc. *	160,300	2,890,209
Integrated Device Technology, Inc. *	232,400	4,004,252
International Rectifier Corp. *	78,500	2,771,050
Silicon-On-Insulator Technologies *	110,900	3,377,897

		13,043,408
Software - 11.51%
Activision, Inc. *	397,800	5,131,620
Adobe Systems, Inc. *	156,100	5,063,884
American Reprographics Company *	60,700	1,852,564
Autodesk, Inc. *	89,800	3,121,448
Cognos, Inc. * (a)	101,611	3,304,390
Red Hat, Inc. * (a)	144,000	3,346,560
TomTom NV *	56,548	2,303,275
Transaction Systems Architects, Inc., Class A *	74,200	2,461,214
VeriFone Holdings, Inc. * (a)	198,494	4,595,136

The accompanying notes are an integral part of the financial statements. 310

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

Mid Cap Stock Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Software (continued)
Verint Systems, Inc. *	104,600	$3,457,030

		34,637,121
Telecommunications Equipment &
Services - 3.06%
Amdocs, Ltd. *	72,300	2,743,785
NeuStar, Inc., Class A *	103,900	2,932,058
Polycom, Inc. * (a)	148,600	3,535,194

		9,211,037
Travel Services - 1.05%
Ctrip.com International Ltd., ADR (a)	61,000	3,149,430

TOTAL COMMON STOCKS (Cost $273,227,435)		$289,644,910

SHORT TERM INVESTMENTS - 24.41%
State Street Navigator Securities
Lending Prime Portfolio (c)	$73,452,448	$73,452,448

TOTAL SHORT TERM INVESTMENTS
(Cost $73,452,448)		$73,452,448

REPURCHASE AGREEMENTS - 4.12%
Repurchase Agreement with Banc of
America dated 08/31/2006 at
5.22% to be repurchased at
$12,378,795 on 9/1/2006,
collateralized by $11,775,000 U.S.
Treasury Notes, 5.50% due
08/15/2028 (valued at
$12,629,521, including interest)	$12,377,000	$12,377,000

TOTAL REPURCHASE AGREEMENTS
(Cost $12,377,000)		$12,377,000

Total Investments (Mid Cap Stock Fund)
(Cost $359,056,883) - 124.80%		$375,474,358
Liabilities in Excess of Other Assets - (24.80)%		(74,604,580)

TOTAL NET ASSETS - 100.00%		$300,869,778

Mid Cap Value Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 95.85%
Advertising - 2.30%
The Interpublic Group of Companies, Inc. * (a)	359,006	$3,295,675
Agriculture - 2.86%
Monsanto Company	30,096	1,427,754
Mosaic Company * (a)	164,129	2,665,455

		4,093,209
Auto Parts - 1.79%
Genuine Parts Company	61,893	2,558,038
Broadcasting - 1.97%
Clear Channel Communications, Inc.	97,200	2,822,688

Mid Cap Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Business Services - 6.54%
Cadence Design Systems, Inc. *	170,829	$2,806,720
R.H. Donnelley Corp. *	58,853	3,196,895
R.R. Donnelley & Sons Company	103,676	3,361,176

		9,364,791
Chemicals - 3.33%
Chemtura Corp.	176,631	1,534,923
Eastman Chemical Company	61,762	3,239,417

		4,774,340
Computers & Business Equipment - 1.33%
Sybase, Inc. * (a)	82,556	1,904,567
Containers & Glass - 4.38%
Ball Corp.	78,122	3,151,442
Pactiv Corp. *	116,473	3,113,323

		6,264,765
Crude Petroleum & Natural Gas - 1.65%
EOG Resources, Inc.	36,415	2,360,420
Electrical Equipment - 1.70%
Hubbell, Inc., Class B	52,437	2,438,321
Electrical Utilities - 6.39%
Ameren Corp. (a)	52,742	2,824,334
CMS Energy Corp. *	178,223	2,609,185
Northeast Utilities	116,321	2,653,282
Puget Energy, Inc.	46,757	1,058,111

		9,144,912
Gas & Pipeline Utilities - 2.40%
NiSource, Inc.	124,651	2,638,862
Southwest Gas Corp.	23,545	793,466

		3,432,328
Healthcare Products - 1.16%
Bausch & Lomb, Inc. (a)	34,445	1,667,482
Hotels & Restaurants - 2.18%
Brinker International, Inc.	43,532	1,674,676
OSI Restaurant Partners, Inc.	46,800	1,449,396

		3,124,072
Household Products - 1.69%
Newell Rubbermaid, Inc. (a)	52,279	1,411,010
Tupperware Brands Corp. (a)	56,161	1,011,460

		2,422,470
Industrial Machinery - 2.97%
CNH Global NV	21,008	461,966
Cummins, Inc. (a)	13,617	1,563,504
W.W. Grainger, Inc.	33,388	2,230,318

		4,255,788
Insurance - 11.10%
ACE, Ltd.	22,063	1,188,313
Aetna, Inc.	37,028	1,380,034
Conseco, Inc. *	108,263	2,241,044
Everest Re Group, Ltd.	14,970	1,406,881
Genworth Financial, Inc.	51,317	1,766,844

The accompanying notes are an integral part of the financial statements. 311

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

Mid Cap Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Insurance (continued)
PartnerRe, Ltd.	44,415	$2,855,884
PMI Group, Inc.	17,654	763,359
SAFECO Corp.	27,400	1,581,254
XL Capital, Ltd., Class A (a)	41,186	2,703,449

		15,887,062
Internet Software - 1.99%
McAfee, Inc. *	125,054	2,846,229
Manufacturing - 1.76%
Snap-on, Inc.	57,534	2,514,236
Metal & Metal Products - 1.69%
Timken Company	75,444	2,417,226
Mining - 0.52%
Potash Corp. of Saskatchewan, Inc.	7,639	748,393
Office Furnishings & Supplies - 1.83%
OfficeMax, Inc.	62,945	2,614,106
Paper - 2.73%
Bowater, Inc. (a)	74,565	1,694,862
MeadWestvaco Corp.	86,879	2,219,759

		3,914,621
Petroleum Services - 3.33%
GlobalSantaFe Corp.	49,566	2,439,639
Halliburton Company	71,586	2,335,135

		4,774,774
Pharmaceuticals - 3.92%
King Pharmaceuticals, Inc. *	172,029	2,790,311
Mylan Laboratories, Inc. (a)	138,988	2,824,236

		5,614,547
Publishing - 1.37%
American Greetings Corp., Class A (a)	79,974	1,960,962
Real Estate - 1.93%
Host Hotels & Resorts, Inc., REIT (a)	122,622	2,763,900
Retail Grocery - 2.75%
Safeway, Inc.	66,173	2,046,731
The Kroger Company	79,600	1,895,276

		3,942,007
Retail Trade - 3.08%
Federated Department Stores, Inc.	60,866	2,311,691
Foot Locker, Inc.	87,326	2,104,556

		4,416,247
Sanitary Services - 0.95%
Allied Waste Industries, Inc. *	131,300	1,357,642
Telecommunications Equipment &
Services - 6.25%
ADC Telecommunications, Inc. *	126,949	1,732,854
Avaya, Inc. *	226,644	2,368,430
Embarq Corp. *	31,100	1,466,365
JDS Uniphase Corp. * (a)	616,600	1,399,682
Level 3 Communications, Inc. * (a)	36,800	163,024

Mid Cap Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Telecommunications Equipment &
Services (continued)
Tellabs, Inc. *	178,011	$1,813,932

		8,944,287

Telephone - 3.55%
CenturyTel, Inc.	45,953	1,829,848
Qwest Communications International, Inc. *	369,700	3,257,057

		5,086,905

Travel Services - 2.46%
Sabre Holdings Corp.	160,631	3,521,032

TOTAL COMMON STOCKS (Cost $128,408,878)		$137,248,042

SHORT TERM INVESTMENTS - 14.60%
State Street Navigator Securities
Lending Prime Portfolio (c)	$20,909,218	$20,909,218

TOTAL SHORT TERM INVESTMENTS
(Cost $20,909,218)		$20,909,218

REPURCHASE AGREEMENTS - 4.07%
Repurchase Agreement with State
Street Corp. dated 08/31/2006 at
3.95% to be repurchased at
$5,820,639 on 09/01/2006,
collateralized by $6,060,000
Federal National Mortgage
Association, 5.80% due
02/09/2026 (valued at $5,938,800,
including interest) (c)	$5,820,000	$5,820,000

TOTAL REPURCHASE AGREEMENTS
(Cost $5,820,000)		$5,820,000

Total Investments (Mid Cap Value Fund)
(Cost $155,138,096) - 114.52%		$163,977,260
Liabilities in Excess of Other Assets - (14.52)%		(20,792,617)

TOTAL NET ASSETS - 100.00%		$143,184,643

Mid Cap Value Equity Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 95.58%
Advertising - 0.55%
The Interpublic Group of Companies, Inc. * (a)	58,593	$537,884
Aerospace - 0.45%
Goodrich Corp.	11,411	444,458
Agriculture - 0.86%
Archer-Daniels-Midland Company	9,265	381,440
Monsanto Company	2,843	134,872
Mosaic Company * (a)	20,388	331,101

		847,413

Air Travel - 0.72%
AMR Corp. * (a)	9,675	199,789

The accompanying notes are an integral part of the financial statements. 312

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

Mid Cap Value Equity Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Air Travel (continued)
Continental Airlines, Inc., Class B * (a)	12,469	$312,847
US Airways Group, Inc. * (a)	4,500	190,125

		702,761
Apparel & Textiles - 2.29%
Liz Claiborne, Inc.	26,840	1,003,011
Mohawk Industries, Inc. * (a)	3,906	276,857
VF Corp.	13,790	963,783

		2,243,651
Auto Parts - 0.57%
Genuine Parts Company	5,433	224,546
Johnson Controls, Inc.	4,670	335,913

		560,459
Automobiles - 0.88%
Ford Motor Company (a)	103,200	863,784
Banking - 2.16%
AmSouth Bancorp.	32,746	938,173
Comerica, Inc.	14,688	840,888
Huntington Bancshares, Inc.	14,093	337,104

		2,116,165
Building Materials & Construction - 2.00%
American Standard Companies, Inc.	36,077	1,506,936
Chicago Bridge & Iron Company NV	16,709	451,310

		1,958,246
Business Services - 4.52%
Computer Sciences Corp. * (a)	16,659	789,303
Dun & Bradstreet Corp. *	3,758	264,225
Electronic Data Systems Corp.	46,912	1,117,913
Fluor Corp.	8,215	709,940
Pitney Bowes, Inc.	6,384	278,279
R.H. Donnelley Corp. * (a)	18,245	991,068
R.R. Donnelley & Sons Company	8,844	286,723

		4,437,451
Chemicals - 2.56%
Cabot Corp.	7,319	243,211
Eastman Chemical Company	16,174	848,326
Imperial Chemical Industries PLC (a)	10,564	299,384
Lubrizol Corp.	5,724	248,937
PPG Industries, Inc.	13,812	875,128

		2,514,986
Computers & Business Equipment - 0.27%
Diebold, Inc.	5,938	248,861
Xerox Corp. *	1,339	19,831

		268,692
Construction & Mining Equipment - 0.36%
National Oilwell, Inc. *	5,483	358,040
Construction Materials - 0.53%
USG Corp. * (a)	10,106	515,406
Crude Petroleum & Natural Gas - 2.22%
Newfield Exploration Company *	9,565	413,591

Mid Cap Value Equity Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Crude Petroleum & Natural Gas
(continued)
Pioneer Natural Resources Company	22,056	$919,956
Sunoco, Inc.	11,709	841,994

		2,175,541
Electrical Equipment - 0.93%
Ballard Power Systems, Inc. * (a)	14,405	88,879
Cooper Industries, Ltd., Class A	9,488	776,877
Plug Power, Inc. * (a)	10,061	47,689

		913,445
Electrical Utilities - 7.71%
American Electric Power Company, Inc.	16,307	594,879
CMS Energy Corp. *	13,397	196,132
Consolidated Edison, Inc. (a)	15,752	727,743
Constellation Energy Group, Inc.	9,544	573,499
DPL, Inc. (a)	21,556	599,257
DTE Energy Company (a)	16,764	699,729
Edison International	23,850	1,040,814
Mirant Corp. *	13,857	401,437
Pinnacle West Capital Corp.	32,423	1,489,513
PPL Corp.	17,142	599,456
Reliant Energy, Inc. *	25,716	346,137
TECO Energy, Inc.	18,600	293,322

		7,561,918
Electronics - 0.42%
Solectron Corp. *	131,248	412,119
Energy - 3.07%
Energy East Corp.	38,092	923,731
Fuelcell Energy, Inc. * (a)	7,513	73,177
MDU Resources Group, Inc.	13,300	325,850
SCANA Corp.	6,800	281,180
Sempra Energy	14,654	728,597
Southwestern Energy Company *	8,566	294,242
Xcel Energy, Inc.	18,467	384,113

		3,010,890
Financial Services - 0.26%
Amvescap PLC	24,805	255,745
Food & Beverages - 1.17%
Del Monte Foods Company	38,807	430,758
Tyson Foods, Inc., Class A (a)	48,733	717,837

		1,148,595
Forest Products - 0.81%
Rayonier, Inc.	20,037	791,462
Gas & Pipeline Utilities - 3.36%
El Paso Corp.	51,726	751,061
Enbridge, Inc.	24,374	803,855
NiSource, Inc.	60,072	1,271,724
Questar Corp.	5,431	469,999

		3,296,639

The accompanying notes are an integral part of the financial statements. 313

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

Mid Cap Value Equity Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Healthcare Services - 2.60%
Health Net, Inc. *	11,431	$477,930
Humana, Inc. *	23,973	1,460,675
McKesson Corp.	4,619	234,645
Omnicare, Inc.	8,402	380,695

		2,553,945
Holdings Companies/Conglomerates - 1.89%
Loews Corp.	36,153	1,391,167
Textron, Inc.	5,581	468,023

		1,859,190
Hotels & Restaurants - 0.74%
Hilton Hotels Corp.	28,456	724,774
Household Appliances - 0.86%
Whirlpool Corp. (a)	10,450	845,510
Industrial Machinery - 3.61%
AGCO Corp. * (a)	45,820	1,138,627
Dover Corp.	10,136	492,812
Energy Conversion Devices, Inc. * (a)	2,973	104,204
Ingersoll-Rand Company, Class A	29,895	1,136,608
Manitowoc, Inc.	7,026	310,549
Terex Corp. *	8,100	355,833

		3,538,633
Insurance - 13.63%
ACE, Ltd.	34,277	1,846,159
Aon Corp.	57,245	1,978,960
Axis Capital Holdings, Ltd.	24,072	780,655
Conseco, Inc. *	9,808	203,025
Everest Re Group, Ltd.	23,617	2,219,526
Lincoln National Corp.	17,483	1,061,218
PartnerRe, Ltd. (a)	23,300	1,498,190
Torchmark Corp.	10,889	677,405
Willis Group Holdings, Ltd.	17,052	617,623
XL Capital, Ltd., Class A	37,911	2,488,478

		13,371,239
International Oil - 1.91%
Hess Corp.	15,409	705,424
Nabors Industries, Ltd. * (a)	14,783	486,065
Weatherford International, Ltd. *	15,821	680,303

		1,871,792
Internet Software - 0.46%
McAfee, Inc. *	19,994	455,063
Leisure Time - 1.89%
Regal Entertainment Group, Class A (a)	43,600	860,228
Royal Caribbean Cruises, Ltd. (a)	27,195	992,074

		1,852,302
Manufacturing - 3.71%
Cameron International Corp. *	15,484	741,839
Eaton Corp.	14,156	941,374
Reddy Ice Holdings, Inc.	13,060	309,783
Rockwell Automation, Inc.	14,287	805,501

Mid Cap Value Equity Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Manufacturing (continued)
Stanley Works	17,765	$839,041

		3,637,538
Medical-Hospitals - 0.47%
Health Management Associates, Inc., Class A	22,245	465,143
Mining - 0.94%
Freeport-McMoran Copper & Gold, Inc.,
Class B (a)	8,478	493,504
Phelps Dodge Corp.	4,843	433,449

		926,953
Paper - 0.78%
Bowater, Inc. (a)	11,884	270,123
MeadWestvaco Corp.	9,227	235,750
Temple-Inland, Inc.	5,849	260,398

		766,271
Petroleum Services - 4.78%
BJ Services Company	20,200	693,062
ENSCO International, Inc.	8,189	365,966
GlobalSantaFe Corp.	25,478	1,254,027
McDermott International, Inc. *	31,078	1,497,960
Smith International, Inc.	12,924	542,420
Suncor Energy, Inc.	4,338	336,542

		4,689,977
Pharmaceuticals - 2.24%
AmerisourceBergen Corp.	17,592	776,863
Hospira, Inc. *	6,072	222,417
King Pharmaceuticals, Inc. *	20,371	330,418
Mylan Laboratories, Inc.	32,575	661,924
Watson Pharmaceuticals, Inc. *	8,079	207,145

		2,198,767
Photography - 0.62%
Eastman Kodak Company (a)	28,605	608,428
Publishing - 0.87%
Tribune Company (a)	27,234	849,973
Railroads & Equipment - 0.97%
CSX Corp.	31,536	953,018
Real Estate - 1.78%
Boston Properties, Inc., REIT	2,873	291,983
Crescent Real Estate Equities Company, REIT (a)	21,845	472,944
Equity Residential, REIT	19,585	976,704

		1,741,631
Retail Trade - 1.96%
Family Dollar Stores, Inc.	28,016	716,369
Federated Department Stores, Inc.	23,040	875,059
Ritchie Brothers Auctioneers, Inc. (a)	6,770	331,392

		1,922,820
Sanitary Services - 0.11%
Insituform Technologies, Inc., Class A *	4,682	107,452
Semiconductors - 2.48%
Intersil Corp., Class A	32,954	835,384

The accompanying notes are an integral part of the financial statements. 314

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

Mid Cap Value Equity Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Semiconductors (continued)
Microchip Technology, Inc.	15,008	$512,673
National Semiconductor Corp.	44,641	1,084,330

		2,432,387
Software - 0.96%
BMC Software, Inc. *	35,551	946,368
Steel - 0.30%
Nucor Corp.	6,089	297,569
Telecommunications Equipment &
Services - 1.45%
Citizens Communications Company	36,179	498,908
Tellabs, Inc. *	90,356	920,728

		1,419,636
Telephone - 2.71%
CenturyTel, Inc.	25,614	1,019,949
Qwest Communications International, Inc. * (a)	95,895	844,835
Windstream Corp. *	60,295	795,894

		2,660,678
Tobacco - 1.90%
Loews Corp. - Carolina Group	20,400	1,168,104
Reynolds American, Inc. (a)	10,710	696,900

		1,865,004
Toys, Amusements & Sporting Goods - 0.29%
Hasbro, Inc.	14,176	287,773

TOTAL COMMON STOCKS (Cost $96,362,520)		$93,785,584

CORPORATE BONDS - 0.64%
Telephone - 0.64%
Qwest Communications International, Inc.
3.50% due 11/15/2025	$381,000	627,221

TOTAL CORPORATE BONDS (Cost $515,303)		$627,221

SHORT TERM INVESTMENTS - 22.55%
Chesham Finance LLC
5.28% due 09/01/2006	$3,000,000	$3,000,000
Sheffield Receivables Corp.
5.28% due 09/01/2006	1,900,000	1,900,000
State Street Navigator Securities Lending
Prime Portfolio (c)	17,229,156	17,229,156

TOTAL SHORT TERM INVESTMENTS
(Cost $22,129,156)		$22,129,156

Total Investments (Mid Cap Value Equity Fund)
(Cost $119,006,979) - 118.77%		$116,541,961
Liabilities in Excess of Other Assets - (18.77)%		(18,418,181)

TOTAL NET ASSETS - 100.00%		$98,123,780

Natural Resources Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 94.51%
Aluminum - 1.81%
Alcoa, Inc.	490,225	$14,015,533
Chemicals - 0.04%
Arkema, ADR *	7,769	302,617
Coal - 1.50%
CONSOL Energy, Inc. (a)	211,586	7,716,541
Massey Energy Company (a)	154,223	3,892,589

		11,609,130
Crude Petroleum & Natural Gas - 7.14%
EOG Resources, Inc.	307,269	19,917,177
Newfield Exploration Company * (a)	163,752	7,080,636
Surgutneftegaz, ADR (a)	111,145	8,447,020
XTO Energy, Inc.	430,786	19,717,075

		55,161,908
Domestic Oil - 5.82%
Noble Energy, Inc.	167,364	8,271,129
Suncor Energy, Inc.	289,307	22,391,131
Western Oil Sands, Inc. *	539,011	14,368,431

		45,030,691
Gas & Pipeline Utilities - 0.76%
Equitable Resources, Inc.	160,260	5,907,184
Gold - 2.24%
Barrick Gold Corp.	200,256	6,704,571
Gold Fields, Ltd.	545,149	10,599,383

		17,303,954
International Oil - 23.98%
Canadian Natural Resources, Ltd.	752,933	39,481,952
China Petroleum and Chemical Corp., ADR (a)	129,165	7,631,068
ConocoPhillips	241,428	15,313,778
EnCana Corp. - CAD	692,754	36,307,534
Lukoil Oil Company, ADR	203,227	17,010,100
Petroleo Brasileiro SA, ADR	203,249	18,223,305
Royal Dutch Shell PLC, ADR, Class B shares	119,249	8,533,458
Royal Dutch Shell PLC, ADR	156,669	10,800,761
Talisman Energy, Inc.	1,830,498	32,089,334

		185,391,290
Metal & Metal Products - 14.06%
Alumina, Ltd.	2,125,111	10,294,918
Cameco Corp.	753,222	30,844,441
Companhia Siderurgica Nacional SA, ADR (a)	234,297	6,869,588
Companhia Vale Do Rio Doce, ADR	481,478	10,322,888
Companhia Vale Do Rio Doce, SADR	1,530,352	27,546,336
Vedanta Resources PLC	880,673	22,800,303

		108,678,474
Mining - 13.02%
Aluminum Corp. China, Ltd., ADR (a)	117,172	8,213,757
Anglo American PLC	179,843	7,772,660
Anglo Platinum, Ltd.	210,463	23,616,985
Freeport-McMoran Copper & Gold, Inc.,
Class B (a)	211,630	12,318,982
Impala Platinum Holdings, Ltd.	37,912	7,029,029

The accompanying notes are an integral part of the financial statements. 315

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

Natural Resources Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Mining (continued)
Newmont Mining Corp.	298,900	$15,318,625
Xstrata PLC	587,211	26,339,395

		100,609,433
Paper - 2.41%
Abitibi-Consolidated, Inc.	286,519	773,602
International Paper Company	512,965	17,835,793

		18,609,395
Petroleum Services - 19.93%
BP PLC, SADR (a)	356,327	24,248,052
Exxon Mobil Corp.	499,805	33,821,804
GlobalSantaFe Corp.	120,723	5,941,986
Halliburton Company	374,202	12,206,469
Petro-Canada	248,731	10,608,687
Repsol YPF SA, ADR	190,076	5,458,983
Total SA, ADR	319,262	21,527,837
Transocean, Inc. *	101,585	6,780,799
Valero Energy Corp.	582,266	33,422,068

		154,016,685
Steel - 1.80%
Mittal Steel Company, NV (a)	406,625	13,926,906

TOTAL COMMON STOCKS (Cost $617,090,119)		$730,563,200

PREFERRED STOCKS - 0.23%
Mining - 0.23%
Anglo American Platinum Corp., Ltd.- ZAR *	42,800	1,762,405

TOTAL PREFERRED STOCKS (Cost $1,196,524)		$1,762,405

SHORT TERM INVESTMENTS - 9.43%
State Street Navigator Securities
Lending Prime Portfolio (c)	$72,883,888	$72,883,888

TOTAL SHORT TERM INVESTMENTS
(Cost $72,883,888)		$72,883,888

REPURCHASE AGREEMENTS - 4.59%
Repurchase Agreement with Banc of
America dated 08/31/2006 at
5.22% to be repurchased at
$35,467,142 on 9/1/2006,
collateralized by $33,730,000 U.S.
Treasury Notes, 5.50% due
08/15/2028 (valued at
$36,177,812, including interest)	$35,462,000	$35,462,000

TOTAL REPURCHASE AGREEMENTS
(Cost $35,462,000)		$35,462,000

Total Investments (Natural Resources Fund)
(Cost $726,632,531) - 108.76%		$840,671,493
Liabilities in Excess of Other Assets - (8.76)%		(67,727,442)

TOTAL NET ASSETS - 100.00%		$772,944,051

Quantitative All Cap Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 99.37%
Advertising - 0.32%
24/7 Real Media, Inc. *	1,792	$16,271
Air Travel - 0.51%
Continental Airlines, Inc., Class B *	1,023	25,667
Aluminum - 0.99%
Alcan Aluminum, Ltd.	338	15,251
Century Aluminum Company *	1,002	34,779

		50,030
Apparel & Textiles - 4.26%
Coach, Inc. *	3,121	94,223
Guess?, Inc. *	799	32,599
Movado Group, Inc.	1,789	40,235
Phillips-Van Heusen Corp.	823	31,801
Wolverine World Wide, Inc.	658	16,601

		215,459
Automobiles - 1.68%
General Motors Corp.	2,104	61,395
Rush Enterprises, Inc., Class A *	1,342	23,485

		84,880
Banking - 6.10%
Bank of America Corp.	3,259	167,741
Corus Bankshares, Inc.	2,724	59,410
FirstFed Financial Corp. *	667	33,924
Unibanco - Uniao De Bancos
Brasileiros SA, ADR *	656	47,461

		308,536
Building Materials & Construction - 0.39%
Builders FirstSource, Inc. *	1,297	19,714
Business Services - 3.27%
Alliance Data Systems Corp. *	935	47,255
Cadence Design Systems, Inc. *	2,906	47,745
Compucredit Corp. *	692	20,172
Healthcare Services Group, Inc.	785	17,812
Labor Ready, Inc. *	1,015	17,387
Syntel, Inc.	671	14,702

		165,073
Chemicals - 0.74%
Celanese Corp., Series A	809	14,958
Georgia Gulf Corp.	837	22,214

		37,172
Computers & Business Equipment - 5.18%
Brocade Communications Systems, Inc. *	7,843	48,627
Cisco Systems, Inc. *	5,672	124,727
Cognizant Technology Solutions Corp.,
Class A *	215	15,031
Sybase, Inc. *	2,091	48,239
Witness Systems, Inc. *	1,557	25,301

		261,925
Cosmetics & Toiletries - 1.92%
Alberto-Culver Company, Class B	546	26,880

The accompanying notes are an integral part of the financial statements. 316

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

Quantitative All Cap Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Cosmetics & Toiletries (continued)
Colgate-Palmolive Company	1,171	$70,096

		96,976
Crude Petroleum & Natural Gas - 1.78%
Patterson-UTI Energy, Inc.	3,288	90,091
Domestic Oil - 0.28%
Oil States International, Inc. *	449	14,350
Drugs & Health Care - 0.21%
Candela Corp. *	1,031	10,753
Electrical Equipment - 0.67%
Littelfuse, Inc. *	414	14,950
Wesco International, Inc. *	328	19,188

		34,138
Electrical Utilities - 0.80%
FirstEnergy Corp.	709	40,456
Electronics - 1.02%
Amphenol Corp., Class A	209	12,011
Sycamore Networks, Inc. *	5,725	21,011
Thomas & Betts Corp. *	409	18,470

		51,492
Energy - 3.60%
Energen Corp.	640	27,930
Ormat Technologies, Inc.	421	15,320
Sempra Energy	667	33,163
TXU Corp.	1,594	105,539

		181,952
Financial Services - 9.59%
AmeriCredit Corp. *	943	22,151
Barclays PLC, SADR	521	26,363
Bear Stearns Companies, Inc.	646	84,206
Countrywide Financial Corp.	2,119	71,622
Federal National Mortgage Association	343	18,059
Fremont General Corp.	3,369	48,109
Goldman Sachs Group, Inc.	870	129,326
Lehman Brothers Holdings, Inc.	1,332	84,995

		484,831
Food & Beverages - 4.39%
Domino's Pizza, Inc.	945	23,105
Pepsi Bottling Group, Inc.	664	23,247
PepsiCo, Inc.	2,226	145,313
Starbucks Corp. *	983	30,483

		222,148
Healthcare Products - 4.00%
Bruker BioSciences Corp. *	1,904	13,442
ICU Medical, Inc. *	395	17,384
Johnson & Johnson	2,401	155,249
Varian Medical Systems, Inc. *	302	16,097

		202,172
Healthcare Services - 5.09%
Caremark Rx, Inc.	978	56,665

Quantitative All Cap Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Healthcare Services (continued)
Covance, Inc. *	585	$36,779
Emdeon Corp. *	2,439	28,902
Phase Forward, Inc. *	1,154	13,606
UnitedHealth Group, Inc.	2,334	121,251

		257,203
Holdings Companies/Conglomerates - 1.28%
General Electric Company	1,898	64,646
Hotels & Restaurants - 3.19%
Brinker International, Inc.	678	26,083
McDonald's Corp.	3,767	135,235

		161,318
Industrial Machinery - 4.39%
Caterpillar, Inc.	918	60,909
Ceradyne, Inc. *	1,024	45,128
Cummins, Inc.	556	63,840
Ingersoll-Rand Company, Class A	651	24,751
Terex Corp. *	623	27,368

		221,996
Insurance - 3.99%
Endurance Specialty Holdings, Ltd.	1,372	44,274
IPC Holdings, Ltd.	930	25,994
RenaissanceRe Holdings, Ltd.	2,063	106,244
Zenith National Insurance Corp.	661	24,986

		201,498
International Oil - 2.19%
Callon Petroleum Company *	1,615	24,984
ConocoPhillips	1,349	85,567

		110,551
Internet Software - 1.34%
Akamai Technologies, Inc. *	1,722	67,502
Liquor - 0.96%
Central European Distribution Corp. *	2,097	48,294
Manufacturing - 0.57%
Illinois Tool Works, Inc.	657	28,842
Metal & Metal Products - 0.49%
Southern Copper Corp.	270	24,926
Petroleum Services - 3.43%
ENSCO International, Inc.	529	23,641
Exxon Mobil Corp.	968	65,504
Pioneer Drilling Company *	1,745	24,587
Repsol YPF SA, ADR	701	20,133
Todco, Class A *	1,065	39,437

		173,302
Pharmaceuticals - 2.37%
Abbott Laboratories	457	22,256
Eli Lilly & Company	290	16,220
Pfizer, Inc.	2,948	81,247

		119,723

The accompanying notes are an integral part of the financial statements. 317

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

Quantitative All Cap Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Railroads & Equipment - 0.67%
Burlington Northern Santa Fe Corp.	505	$33,810
Real Estate - 2.41%
First Industrial Realty Trust, Inc., REIT	1,268	54,930
Hospitality Properties Trust, REIT	1,446	66,979

		121,909
Retail Trade - 2.64%
CVS Corp.	1,590	53,344
J. Crew Group, Inc. *	414	10,487
Kohl's Corp. *	504	31,505
Staples, Inc.	612	13,807
United Rentals, Inc. *	1,130	24,476

		133,619
Semiconductors - 1.73%
Applied Micro Circuits Corp. *	9,394	25,645
DSP Group, Inc. *	991	24,250
Marvell Technology Group, Ltd. *	2,151	37,664

		87,559
Software - 4.08%
BEA Systems, Inc. *	5,062	69,501
Blackbaud, Inc.	1,514	34,989
Microsoft Corp.	1,648	42,337
VeriFone Holdings, Inc. *	2,559	59,241

		206,068
Steel - 0.46%
POSCO, SADR	376	23,353
Telecommunications Equipment &
Services - 1.80%
Ciena Corp. *	8,108	32,027
NICE Systems, Ltd. *	1,222	30,501
SK Telecom Company, Ltd., ADR	1,300	28,470

		90,998
Telephone - 2.58%
AT&T, Inc.	3,075	95,725
Cincinnati Bell, Inc. *	6,854	34,613

		130,338
Tobacco - 0.71%
Altria Group, Inc.	429	35,834
Trucking & Freight - 1.30%
Plains All American Pipeline LP	512	23,552
YRC Worldwide, Inc. *	1,144	42,076

		65,628

TOTAL COMMON STOCKS (Cost $4,981,271)		$5,023,003

Total Investments (Quantitative All Cap Fund)
(Cost $4,981,271) - 99.37%		$5,023,003
Other Assets in Excess of Liabilities - 0.63%		31,834

TOTAL NET ASSETS - 100.00%		$5,054,837

Quantitative Mid Cap Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 97.37%
Aerospace - 0.85%
Moog, Inc., Class A *	47,900	$1,563,935
Apparel & Textiles - 2.44%
Gildan Activewear, Inc. * (a)	19,000	949,240
Guess?, Inc. * (a)	39,200	1,599,360
Polo Ralph Lauren Corp., Class A	32,600	1,923,074

		4,471,674
Automobiles - 0.46%
United Auto Group, Inc. (a)	41,700	851,514
Banking - 5.01%
Colonial Bancgroup, Inc.	151,700	3,715,133
Compass Bancshares, Inc.	31,700	1,838,600
Cullen Frost Bankers, Inc.	30,200	1,780,592
Zions Bancorp.	23,440	1,851,526

		9,185,851
Business Services - 4.65%
Alliance Data Systems Corp. *	53,350	2,696,309
Ceridian Corp. *	39,100	933,317
Corporate Executive Board Company	20,193	1,769,714
MPS Group, Inc. *	106,500	1,497,390
URS Corp. *	40,200	1,630,110

		8,526,840
Cellular Communications - 0.91%
American Tower Corp., Class A *	46,600	1,671,076
Chemicals - 1.52%
Airgas, Inc.	77,861	2,788,981
Coal - 0.91%
Peabody Energy Corp.	37,900	1,670,253
Commercial Services - 2.98%
CB Richard Ellis Group, Inc. *	127,600	2,934,800
Pool Corp. (a)	66,504	2,531,807

		5,466,607
Computers & Business Equipment - 2.33%
Cognizant Technology Solutions Corp.,
Class A *	45,679	3,193,419
Logitech International S.A., ADR * (a)	49,500	1,079,100

		4,272,519
Containers & Glass - 1.87%
Pactiv Corp. *	61,700	1,649,241
Silgan Holdings, Inc.	50,359	1,782,709

		3,431,950
Crude Petroleum & Natural Gas - 2.91%
Patterson-UTI Energy, Inc.	95,650	2,620,810
XTO Energy, Inc.	59,174	2,708,394

		5,329,204
Domestic Oil - 2.46%
Oil States International, Inc. *	65,900	2,106,164
St. Mary Land & Exploration Company (a)	58,960	2,405,568

		4,511,732

The accompanying notes are an integral part of the financial statements. 318

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

Quantitative Mid Cap Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Electrical Equipment - 3.49%
AMETEK, Inc.	69,442 $	2,977,673
Anixter International, Inc. *	45,700	2,490,193
Wesco International, Inc. *	15,700	918,450

		6,386,316
Electrical Utilities - 1.43%
Allegheny Energy, Inc. * (a)	62,600	2,612,924
Electronics - 3.87%
Amphenol Corp., Class A (a)	31,371	1,802,891
Arrow Electronics, Inc. *	32,600	909,540
AVX Corp. (a)	58,200	966,702
Thomas & Betts Corp. *	56,250	2,540,250
Trimble Navigation, Ltd. *	17,600	861,872

		7,081,255
Energy - 1.79%
NRG Energy, Inc. * (a)	64,650	3,273,876
Financial Services - 3.54%
AllianceBernstein Holding LP * (a)	30,109	2,008,270
E*TRADE Financial Corp. *	58,100	1,370,579
Moneygram International, Inc.	44,600	1,400,440
The First Marblehead Corp. (a)	32,600	1,711,500

		6,490,789
Food & Beverages - 2.31%
Constellation Brands, Inc., Class A *	86,186	2,352,016
Hormel Foods Corp. (a)	51,110	1,873,181

		4,225,197
Gas & Pipeline Utilities - 3.12%
Magellan Midstream Partners LP (a)	64,553	2,378,778
Questar Corp.	38,562	3,337,156

		5,715,934
Healthcare Products - 3.63%
Hologic, Inc. *	44,500	1,921,510
Intuitive Surgical, Inc. * (a)	26,300	2,482,720
ResMed, Inc. * (a)	55,100	2,241,468

		6,645,698
Healthcare Services - 2.41%
Laboratory Corp. of America Holdings *	28,200	1,929,444
Sierra Health Services, Inc. *	57,800	2,479,620

		4,409,064
Hotels & Restaurants - 1.84%
Choice Hotels, Inc.	21,300	807,483
Darden Restaurants, Inc.	72,600	2,570,040

		3,377,523
Household Appliances - 0.74%
The Toro Company	33,800	1,352,338
Industrials - 2.32%
Crane Company	25,800	1,031,484
Harsco Corp.	40,366	3,211,519

		4,243,003

Quantitative Mid Cap Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Insurance - 6.60%
American Financial Group, Inc.	30,700	$1,434,304
Arch Capital Group, Ltd. *	44,500	2,652,200
CNA Financial Corp. *	32,600	1,130,242
Radian Group, Inc.	29,000	1,736,520
RenaissanceRe Holdings, Ltd.	30,400	1,565,600
W.R. Berkley Corp.	102,247	3,578,645

		12,097,511
Internet Software - 1.06%
Akamai Technologies, Inc. *	49,400	1,936,480
Leisure Time - 0.66%
Scientific Games Corp., Class A * (a)	41,510	1,206,696
Life Sciences - 1.01%
Pharmaceutical Product Development, Inc.	48,700	1,856,444
Medical-Hospitals - 0.98%
VCA Antech, Inc. *	50,500	1,788,710
Mutual Funds - 4.78%
Midcap SPDR Trust, Series 1 (a)	64,000	8,759,680
Petroleum Services - 1.85%
Superior Energy Services, Inc. *	54,500	1,740,185
Tesoro Petroleum Corp.	25,600	1,654,016

		3,394,201
Pharmaceuticals - 2.47%
Celgene Corp. * (a)	60,078	2,444,574
Elan Corp. PLC, ADR * (a)	125,800	2,079,474

		4,524,048
Publishing - 0.50%
McGraw-Hill Companies, Inc.	16,300	911,333
Real Estate - 1.84%
Host Hotels & Resorts, Inc., REIT	64,200	1,447,068
SL Green Realty Corp., REIT	17,200	1,918,832

		3,365,900
Retail Trade - 5.08%
American Eagle Outfitters, Inc.	53,600	2,070,568
Circuit City Stores, Inc.	80,400	1,898,244
Coldwater Creek, Inc. * (a)	146,100	4,013,367
Rent-A-Center, Inc. *	48,500	1,314,350

		9,296,529
Sanitary Services - 3.41%
Aqua America, Inc. (a)	106,481	2,522,535
Republic Services, Inc.	96,000	3,722,880

		6,245,415
Semiconductors - 2.48%
Integrated Device Technology, Inc. *	90,400	1,557,592
Intersil Corp., Class A	52,900	1,341,015
MEMC Electronic Materials, Inc. *	42,450	1,641,966

		4,540,573
Software - 0.74%
ANSYS, Inc. *	28,900	1,350,786

The accompanying notes are an integral part of the financial statements. 319

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

Quantitative Mid Cap Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Telecommunications Equipment &
Services - 2.71%
Amdocs, Ltd. *	60,600	$2,299,770
Polycom, Inc. *	111,900	2,662,101

		4,961,871
Transportation - 0.92%
Con-way, Inc.	35,100	1,679,535
Trucking & Freight - 0.49%
Werner Enterprises, Inc. (a)	48,900	906,117

TOTAL COMMON STOCKS (Cost $168,408,495)		$178,377,882

SHORT TERM INVESTMENTS - 25.46%
Rabobank USA Finance Corp.
5.27% due 09/01/2006	$4,200,000	$4,200,000
State Street Navigator Securities Lending
Prime Portfolio (c)	42,435,825	42,435,825

TOTAL SHORT TERM INVESTMENTS
(Cost $46,635,825)		$46,635,825

Total Investments (Quantitative Mid Cap Fund)
(Cost $215,044,320) - 122.83%		$225,013,707
Liabilities in Excess of Other Assets - (22.83)%		(41,829,444)

TOTAL NET ASSETS - 100.00%		$183,184,263

Quantitative Value Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 99.01%
Aerospace - 0.92%
Northrop Grumman Corp.	63,200	$4,222,392
Air Travel - 1.48%
Continental Airlines, Inc., Class B * (a)	270,800	6,794,372
Apparel & Textiles - 1.43%
Coach, Inc. *	217,100	6,554,249
Automobiles - 0.47%
General Motors Corp.	73,700	2,150,566
Banking - 9.22%
Bank of America Corp.	306,000	15,749,820
KeyCorp (a)	199,900	7,354,321
US Bancorp	333,600	10,698,552
Wachovia Corp.	154,300	8,429,409

		42,232,102
Business Services - 1.70%
Cadence Design Systems, Inc. *	191,600	3,147,988
MPS Group, Inc. *	330,700	4,649,642

		7,797,630
Cable and Television - 0.35%
Time Warner, Inc.	98,000	1,628,760

Quantitative Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Chemicals - 0.71%
Dow Chemical Company	85,500	$3,260,115
Coal - 0.23%
CONSOL Energy, Inc. (a)	28,700	1,046,689
Computers & Business Equipment - 1.18%
Cisco Systems, Inc. *	76,500	1,682,235
Cognizant Technology Solutions Corp.,
Class A *	26,100	1,824,651
Sybase, Inc. *	82,100	1,894,047

		5,400,933
Construction Materials - 0.40%
Sherwin-Williams Company	35,800	1,848,712
Cosmetics & Toiletries - 1.71%
Colgate-Palmolive Company	83,600	5,004,296
Procter & Gamble Company	46,000	2,847,400

		7,851,696
Crude Petroleum & Natural Gas - 1.99%
Patterson-UTI Energy, Inc.	246,500	6,754,100
W&T Offshore, Inc.	73,400	2,355,406

		9,109,506
Electrical Utilities - 1.36%
PPL Corp.	178,400	6,238,648
Electronics - 1.14%
Arrow Electronics, Inc. *	121,700	3,395,430
Dolby Laboratories, Inc. *	85,300	1,850,157

		5,245,587
Energy - 3.48%
Energen Corp.	147,200	6,423,808
Sempra Energy	191,300	9,511,436

		15,935,244
Financial Services - 17.18%
AmeriCredit Corp. *	170,000	3,993,300
Bear Stearns Companies, Inc.	47,000	6,126,450
Citigroup, Inc.	398,800	19,680,780
Countrywide Financial Corp.	338,300	11,434,540
Federal National Mortgage Association	68,400	3,601,260
Goldman Sachs Group, Inc.	47,400	7,046,010
JPMorgan Chase & Company	74,400	3,397,104
Lehman Brothers Holdings, Inc.	177,100	11,300,751
Morgan Stanley	184,400	12,131,676

		78,711,871
Food & Beverages - 3.61%
Constellation Brands, Inc., Class A *	122,700	3,348,483
Pepsi Bottling Group, Inc.	192,900	6,753,429
PepsiCo, Inc.	98,700	6,443,136

		16,545,048
Gas & Pipeline Utilities - 0.78%
Questar Corp.	41,100	3,556,794
Healthcare Products - 0.84%
Advanced Medical Optics, Inc. * (a)	27,800	1,338,570

The accompanying notes are an integral part of the financial statements. 320

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

Quantitative Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Healthcare Products (continued)
Johnson & Johnson	38,600	$2,495,876

		3,834,446
Healthcare Services - 2.69%
Caremark Rx, Inc.	91,500	5,301,510
Emdeon Corp. * (a)	255,400	3,026,490
UnitedHealth Group, Inc.	77,000	4,000,150

		12,328,150
Holdings Companies/Conglomerates - 1.29%
General Electric Company	173,000	5,892,380
Hotels & Restaurants - 3.01%
Brinker International, Inc.	65,000	2,500,550
McDonald's Corp.	314,000	11,272,600

		13,773,150
Household Products - 0.55%
Newell Rubbermaid, Inc.	93,100	2,512,769
Industrial Machinery - 1.18%
Terex Corp. *	123,100	5,407,783
Insurance - 6.96%
Axis Capital Holdings, Ltd.	188,200	6,103,326
Endurance Specialty Holdings, Ltd. (a)	182,500	5,889,275
MGIC Investment Corp.	80,600	4,664,322
RenaissanceRe Holdings, Ltd.	6,600	339,900
W.R. Berkley Corp.	121,000	4,235,000
XL Capital, Ltd., Class A (a)	162,000	10,633,680

		31,865,503
International Oil - 6.13%
ChevronTexaco Corp.	123,700	7,966,280
ConocoPhillips	257,900	16,358,597
Hess Corp.	81,800	3,744,804

		28,069,681
Internet Software - 1.29%
Akamai Technologies, Inc. *	103,400	4,053,280
Symantec Corp. *	99,200	1,849,088

		5,902,368
Leisure Time - 0.71%
Walt Disney Company	110,100	3,264,465
Medical-Hospitals - 0.49%
VCA Antech, Inc. *	63,900	2,263,338
Metal & Metal Products - 0.87%
Reliance Steel & Aluminum Company	57,500	1,884,275
Southern Copper Corp. (a)	22,600	2,086,432

		3,970,707
Mining - 0.48%
Alliance Resource Partners LP (a)	59,800	2,194,062
Petroleum Services - 4.40%
Exxon Mobil Corp.	297,700	20,145,359
Pharmaceuticals - 2.29%
Eli Lilly & Company	84,300	4,714,899

Quantitative Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Pharmaceuticals (continued)
Pfizer, Inc.	208,900	$5,757,284

		10,472,183
Real Estate - 2.46%
Hospitality Properties Trust, REIT (a)	115,700	5,359,224
Host Hotels & Resorts, Inc., REIT	51,900	1,169,826
iStar Financial, Inc., REIT	113,500	4,757,920

		11,286,970
Retail Trade - 2.70%
CVS Corp.	256,400	8,602,220
Staples, Inc.	166,200	3,749,472

		12,351,692
Semiconductors - 0.48%
Applied Micro Circuits Corp. *	807,200	2,203,656
Software - 1.55%
BEA Systems, Inc. *	262,800	3,608,244
Microsoft Corp.	75,000	1,926,750
VeriFone Holdings, Inc. * (a)	67,600	1,564,940

		7,099,934
Steel - 1.22%
Mittal Steel Company, NV (a)	113,400	3,883,950
United States Steel Corp.	29,500	1,716,015

		5,599,965
Telecommunications Equipment &
Services - 2.58%
Amdocs, Ltd. *	123,400	4,683,030
Ciena Corp. *	844,100	3,334,195
Citizens Communications Company	185,100	2,552,529
SK Telecom Company, Ltd., ADR	57,800	1,265,820

		11,835,574
Telephone - 4.30%
AT&T, Inc.	632,400	19,686,612
Tobacco - 1.20%
Altria Group, Inc.	65,700	5,487,921

TOTAL COMMON STOCKS (Cost $424,469,220)		$453,579,582

SHORT TERM INVESTMENTS - 6.16%
Rabobank USA Finance Corp.
5.27% due 09/01/2006	$3,620,000	$3,620,000
State Street Navigator Securities Lending
Prime Portfolio (c)	24,592,740	24,592,740

TOTAL SHORT TERM INVESTMENTS
(Cost $28,212,740)		$28,212,740

Total Investments (Quantitative Value Fund)
(Cost $452,681,960) - 105.17%		$481,792,322
Liabilities in Excess of Other Assets - (5.17)%		(23,675,142)

TOTAL NET ASSETS - 100.00%		$458,117,180

The accompanying notes are an integral part of the financial statements. 321

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

Real Estate Equity Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 93.65%
Construction Materials - 1.24%
Forest City Enterprises, Inc.	63,100	$3,393,518
Hotels & Restaurants - 1.29%
Hilton Hotels Corp. (a)	139,700	3,558,159
Paper - 1.21%
Plum Creek Timber Company, Inc.	95,600	3,329,748
Real Estate - 89.91%
Alexandria Real Estate Equities, Inc., REIT	29,700	2,911,194
AMB Property Corp., REIT	155,630	8,688,823
Archstone-Smith Trust, REIT	202,890	10,789,690
Avalon Bay Communities, Inc., REIT	40,790	4,935,590
Boston Properties, Inc., REIT	99,750	10,137,592
BRE Properties, Inc., Class A, REIT (a)	65,840	3,890,486
Brookfield Properties Corp.	141,600	4,963,080
Camden Property Trust, REIT	83,100	6,447,729
CBL & Associates Properties, Inc., REIT (a)	81,200	3,308,088
Cousins Properties, Inc., REIT (a)	105,800	3,636,346
Developers Diversified Realty Corp., REIT	96,300	5,209,830
Duke Realty Corp., REIT	148,810	5,651,804
EastGroup Properties, Inc., REIT (a)	128,300	6,544,583
Equity Residential, REIT	225,850	11,263,139
Essex Property Trust, Inc., REIT (a)	25,700	3,224,579
Federal Realty Investment Trust, REIT	65,380	4,842,697
General Growth Properties, Inc., REIT	157,060	7,119,530
Host Hotels & Resorts, Inc., REIT	421,850	9,508,499
Kilroy Realty Corp., REIT	71,430	5,647,970
Kimco Realty Corp., REIT	146,000	6,066,300
LaSalle Hotel Properties, REIT	117,920	5,181,405
Mack-California Realty Corp., REIT (a)	125,310	6,660,227
Maguire Properties, Inc., REIT (a)	123,400	4,924,894
New Plan Realty Trust, Inc., REIT	232,800	6,422,952
Post Properties, Inc., REIT (a)	82,900	3,995,780
ProLogis, REIT	185,170	10,454,698
PS Business Parks, Inc., REIT (a)	51,570	3,151,958
Public Storage, Inc., REIT (a)	55,000	4,765,750
Reckson Associates Realty Corp., REIT	205,210	8,780,936
Regency Centers Corp., REIT	85,550	5,754,949
Simon Property Group, Inc., REIT	173,680	14,726,327
SL Green Realty Corp., REIT	70,370	7,850,477
Strategic Hotel Cap, Inc., REIT (a)	142,500	2,907,000
The Macerich Company, REIT	134,920	10,073,127
United Dominion Realty Trust, Inc., REIT (a)	128,600	3,923,586
Vornado Realty Trust, REIT	103,100	10,919,321
Washington Real Estate Investment Trust,
REIT (a)	162,880	6,616,186
Weingarten Realty Investors, REIT	123,900	5,255,838

		247,152,960

TOTAL COMMON STOCKS (Cost $235,882,314)		$257,434,385

Real Estate Equity Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS - 5.67%
Real Estate - 5.67%
BRE Properties Inc, Series 144A
4.125% due 08/15/2026	$2,775,000	$2,836,050
EOP Operating LP
4.00% due 07/15/2026	11,060,000	11,450,639
Weingarten Realty Investors, Series 144A
3.95% due 08/01/2026 (a)	1,273,000	1,292,426

		15,579,115

TOTAL CORPORATE BONDS (Cost $15,100,461)		$15,579,115

SHORT TERM INVESTMENTS - 12.53%
State Street Navigator Securities
Lending Prime Portfolio (c)	$34,447,109	$34,447,109

TOTAL SHORT TERM INVESTMENTS
(Cost $34,447,109)		$34,447,109

REPURCHASE AGREEMENTS - 0.83%
Repurchase Agreement with State
Street Corp. dated 08/31/2006 at
3.95% to be repurchased at
$2,297,252 on 9/1/2006,
collateralized by $2,330,000
Federal National Mortgage
Association, 5.125% due
12/15/2008 (valued at $2,344,563,
including interest) (c)	$2,297,000	$2,297,000

TOTAL REPURCHASE AGREEMENTS
(Cost $2,297,000)		$2,297,000

Total Investments (Real Estate Equity Fund)
(Cost $287,726,884) - 112.68%		$309,757,609
Liabilities in Excess of Other Assets - (12.68)%		(34,863,143)

TOTAL NET ASSETS - 100.00%		$274,894,466

Real Estate Securities Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 97.58%
Hotels & Restaurants - 2.37%
Starwood Hotels & Resorts Worldwide, Inc.	75,832	$4,038,812
Real Estate - 95.21%
AMB Property Corp., REIT	91,640	5,116,261
Apartment Investment & Management
Company, Class A, REIT	85,363	4,374,000
Archstone-Smith Trust, REIT	179,880	9,566,018
Avalon Bay Communities, Inc., REIT	72,124	8,727,004
BioMed Realty Trust, Inc., REIT	45,730	1,424,032
Boston Properties, Inc., REIT	83,742	8,510,699
BRE Properties, Inc., Class A, REIT	33,630	1,987,197
Brookfield Properties Corp.	75,100	2,632,255
Digital Realty Trust, Inc., REIT	63,468	1,898,328
Entertainment Properties Trust, REIT	25,843	1,288,532
Equity Lifestyle Properties, Inc., REIT	30,161	1,352,118

The accompanying notes are an integral part of the financial statements. 322

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

Real Estate Securities Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Real Estate (continued)
Equity Office Properties Trust, REIT	247,850	$9,192,757
Equity Residential, REIT	154,910	7,725,362
Essex Property Trust, Inc., REIT	26,624	3,340,513
Federal Realty Investment Trust, REIT	57,446	4,255,025
FelCor Lodging Trust, Inc., REIT	81,050	1,738,523
General Growth Properties, Inc., REIT	100,104	4,537,714
Highwoods Properties, Inc., REIT	33,540	1,265,800
Host Hotels & Resorts, Inc., REIT	419,300	9,451,022
Innkeepers USA Trust, REIT	40,200	665,712
Kilroy Realty Corp., REIT	25,360	2,005,215
LaSalle Hotel Properties, REIT	27,762	1,219,862
LTC Properties, Inc., REIT	27,581	656,979
Mack-California Realty Corp., REIT	47,997	2,551,041
Nationwide Health Properties, Inc., REIT	70,164	1,828,474
ProLogis, REIT	116,292	6,565,846
Public Storage, Inc., REIT	81,430	7,055,910
Regency Centers Corp., REIT	77,020	5,181,135
Simon Property Group, Inc., REIT	170,293	14,439,143
SL Green Realty Corp., REIT	52,430	5,849,091
Sovran Self Storage, Inc., REIT	21,522	1,163,910
Tanger Factory Outlet Centers, Inc., REIT	23,100	826,980
The Macerich Company, REIT	78,924	5,892,466
Ventas, Inc., REIT	129,816	5,199,131
Vornado Realty Trust, REIT	107,359	11,370,392
Washington Real Estate Investment Trust,
REIT (a)	37,900	1,539,498

		162,393,945

TOTAL COMMON STOCKS (Cost $133,591,003)		$166,432,757

SHORT TERM INVESTMENTS - 0.92%
State Street Navigator Securities
Lending Prime Portfolio (c)	$1,572,850	$1,572,850

TOTAL SHORT TERM INVESTMENTS
(Cost $1,572,850)		$1,572,850

REPURCHASE AGREEMENTS - 2.89%
Repurchase Agreement with State
Street Corp. dated 08/31/2006 at
3.95% to be repurchased at
$4,925,540 on 9/1/2006,
collateralized by $4,960,000
Federal National Mortgage
Association, 6.125% due
08/17/2026 (valued at $5,028,200,
including interest) (c)	$4,925,000	$4,925,000

TOTAL REPURCHASE AGREEMENTS
(Cost $4,925,000)		$4,925,000

Total Investments (Real Estate Securities Fund)
(Cost $140,088,853) - 101.39%		$172,930,607
Liabilities in Excess of Other Assets - (1.39)%		(2,368,972)

TOTAL NET ASSETS - 100.00%		$170,561,635

Real Return Bond Fund
		Shares or
		Principal
		Amount	Value

U.S. TREASURY OBLIGATIONS - 104.72%
Treasury Inflation Protected
Securities (d) - 104.15%
0.875% due 04/15/2010		$81,928,651	$77,832,218
1.875% due 07/15/2013 to 07/15/2015 ***		127,367,340	123,904,893
2.00% due 07/15/2014 to 01/15/2026 ***		160,950,546	157,188,235
2.375% due 04/15/2011 to 01/15/2025 ***		71,021,483	72,452,718
2.50% due 07/15/2016 (a)***		2,009,260	2,054,703
3.00% due 07/15/2012 ***		31,369,520	32,650,024
3.375% due 01/15/2007 ***		24,843,058	24,832,375
3.50% due 01/15/2011 ***		49,631,840	52,165,794
3.625% due 01/15/2008 (a)***		53,369,716	54,068,112
3.625% due 04/15/2028 ***		3,763,200	4,687,683
3.875% due 01/15/2009		28,403,201	29,348,488
3.875% due 04/15/2029 ***		76,764,752	99,758,175

			730,943,418
U.S. Treasury Bonds - 0.47%
4.50% due 02/15/2036 (a)***		3,500,000	3,294,102
U.S. Treasury Notes - 0.10%
4.50% due 02/28/2011 (a)***		700,000	694,532

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $739,265,272)			$734,932,052

U.S. GOVERNMENT AGENCY OBLIGATIONS - 5.14%
Federal National Mortgage
Association - 4.48%
5.482% due 10/01/2044 (b)***		239,508	241,982
5.50% due 03/01/2034 to 09/01/2035 ***		10,679,170	10,489,027
5.50% TBA **		14,700,000	14,424,375
6.00% TBA **		6,300,000	6,305,909

			31,461,293
Small Business Administration - 0.66%
4.504% due 02/01/2014 ***		1,634,331	1,575,998
4.88% due 11/01/2024 ***		3,141,621	3,060,709

			4,636,707

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $35,271,697)			$36,098,000

FOREIGN GOVERNMENT OBLIGATIONS - 8.19%
Canada - 0.07%
Government of Canada
3.00% due 12/01/2036 ***	CAD	425,608	509,614
France - 3.08%
Government of France
zero coupon due 09/21/2006 ***	EUR	9,370,000	11,967,901
zero coupon due 12/07/2006 ***		7,620,000	9,670,344

			21,638,245
Netherlands - 4.83%
Kingdom of Netherlands
zero coupon due 10/31/2006 ***		26,590,000	33,850,572
The accompanying notes are an integral part of the financial statements. 323

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

Real Return Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS
(continued)
Russia - 0.21%
Russian Federation, Series REGS
5.00% due 03/31/2030 ***	$1,300,000	$1,446,770

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $57,091,363)		$57,445,201

CORPORATE BONDS - 1.07%
Banking - 0.20%
Wachovia Bank NA, Series BKNT
5.3081% due 12/02/2010 (b)***	1,400,000	1,400,255
Cable and Television - 0.20%
CSC Holdings, Inc.
7.875% due 12/15/2007 ***	1,400,000	1,426,250
Crude Petroleum & Natural Gas - 0.06%
Pemex Project Funding Master Trust
9.25% due 03/30/2018 ***	350,000	430,500
Financial Services - 0.23%
Citigroup, Inc.
5.525% due 01/30/2009 (b)***	600,000	600,167
General Electric Capital Corp., MTN
5.34% due 12/12/2008 (b)***	500,000	500,322
Rabobank Nederland
5.5269% due 01/15/2009 (b)***	500,000	500,030

		1,600,519

Gas & Pipeline Utilities - 0.02%
El Paso Corp.
7.625% due 08/16/2007 ***	100,000	101,250
Hotels & Restaurants - 0.22%
Park Place Entertainment Corp.
8.875% due 09/15/2008 (a)***	1,500,000	1,573,125
Paper - 0.14%
Georgia Pacific Corp.
7.345% due 12/20/2012 (b)*** (f)	995,000	996,640

TOTAL CORPORATE BONDS (Cost $7,557,094)		$7,528,539

MUNICIPAL BONDS - 0.03%
New York - 0.03%
New York City Municipal Finance Authority Water &
Sewer System Revenue, Series D
4.75% due 06/15/2038 ***	200,000	202,958

TOTAL MUNICIPAL BONDS (Cost $202,086)		$202,958

COLLATERALIZED MORTGAGE
OBLIGATIONS - 0.15%
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-11, Class 1A1
4.90% due 12/25/2035 (b)***	177,741	178,772
Lehman XS Trust, Series 2006-10N, Class 1A1A
5.4044% due 07/25/2046 (b)***	880,341	872,617

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $1,057,131)		$1,051,389

Real Return Bond Fund (continued)
		Shares or
		Principal
		Amount	Value

ASSET BACKED SECURITIES - 0.10%
Merrill Lynch Mortgage Investors, Inc.,
Series 2006-WMC1, Class A2A
5.4044% due 01/25/2037 (b)***		$348,101	$348,119
Residential Asset Securities Corp.,
Series 2006-KS3, Class AI1
5.3944% due 04/25/2036 (b)***		164,186	164,241
Soundview Home Equity Loan Trust,
Series 2006-1, Class A1
5.3944% due 02/25/2036 (b)***		106,472	106,492
Soundview Home Equity Loan Trust,
Series 2006-2, Class A1
5.3944% due 03/25/2036 (b)***		65,154	65,165

TOTAL ASSET BACKED SECURITIES
(Cost $683,913)			$684,017

OPTIONS - 0.03%
Call Options - 0.03%
Over The Counter European Style Call
Expiration 06/07/2007 at $5.25		25,000,000	177,011
Expiration 06/07/2007 at $5.25		6,000,000	42,483

			219,494

TOTAL OPTIONS (Cost $132,078)			$219,494

SHORT TERM INVESTMENTS - 10.33%
Government of France
zero coupon due 09/28/2006 ***	EUR	46,240,000	$59,029,491
State Street Navigator Securities
Lending Prime Portfolio (c)		$11,227,436	11,227,436
Total SA
5.26% due 09/01/2006 ***		1,200,000	1,200,000
United States Treasury Bills
zero coupon due 09/14/2006 to
11/30/2006 *** ****		1,055,000	1,049,652

TOTAL SHORT TERM INVESTMENTS
(Cost $69,870,298)			$72,506,579

REPURCHASE AGREEMENTS - 1.23%
Repurchase Agreement with State
Street Corp. dated 08/31/2006 at
3.95% to be repurchased at
$8,637,948 on 09/01/2006,
collateralized by $9,050,000
Federal National Mortgage
Association, 4.25% due
08/15/2010 (valued at $8,812,438,
including interest) (c)		$8,637,000	$8,637,000

TOTAL REPURCHASE AGREEMENTS
(Cost $8,637,000)			$8,637,000

Total Investments (Real Return Bond Fund)
(Cost $919,767,932) - 130.99%			$919,305,229
Liabilities in Excess of Other Assets - (30.99)%			(217,507,823)

TOTAL NET ASSETS - 100.00%			$701,797,406

The accompanying notes are an integral part of the financial statements. 324

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

Small Cap Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 98.20%
Advertising - 2.29%
inVentiv Health, Inc. *	177,190	$5,515,925
Apparel & Textiles - 3.81%
Hartmarx Corp. * (a)	323,290	1,930,041
Warnaco Group, Inc. * (a)	360,050	7,247,807

		9,177,848
Auto Parts - 2.66%
LKQ Corp. * (a)	307,690	6,390,721
Banking - 6.80%
Boston Private Financial Holdings, Inc. (a)	212,060	5,293,018
First Community Bancorp	86,880	4,657,637
Placer Sierra Bancshares	133,340	3,168,158
Tierone Corp.	95,160	3,245,908

		16,364,721
Chemicals - 4.94%
Arch Chemicals, Inc. (a)	149,300	4,141,582
Cytec Industries, Inc. (a)	145,150	7,743,753

		11,885,335
Coal - 0.78%
James River Coal Company * (a)	127,780	1,882,199
Computers & Business Equipment - 5.07%
Avocent Corp. * (a)	271,170	8,197,469
Parametric Technology Corp. * (a)	248,700	4,006,557

		12,204,026
Construction Materials - 1.98%
Clarcor, Inc. (a)	158,860	4,757,857
Cosmetics & Toiletries - 4.53%
Intermediate Parfums, Inc. (a)	194,010	3,148,782
Playtex Products, Inc. * (a)	588,900	7,744,035

		10,892,817
Crude Petroleum & Natural Gas - 3.12%
Petroquest Energy, Inc. * (a)	624,820	7,516,585
Domestic Oil - 2.81%
Forest Oil Corp. * (a)	87,120	2,950,755
Mariner Energy, Inc. *	201,520	3,808,728

		6,759,483
Electronics - 7.63%
Daktronics, Inc. (a)	367,400	7,667,638
Trimble Navigation, Ltd. *	218,270	10,688,682

		18,356,320
Healthcare Products - 10.78%
Cantel Medical Corp. * (a)	300,920	4,252,000
Hologic, Inc. * (a)	138,530	5,981,725
Inverness Medical Innovations, Inc. * (a)	219,390	7,408,800
Kensey Nash Corp. * (a)	165,970	4,494,468
SurModics, Inc. * (a)	108,510	3,795,680

		25,932,673
Healthcare Services - 1.65%
Air Methods Corp. * (a)	170,650	3,976,145

Small Cap Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Industrial Machinery - 2.82%
Presstek, Inc. * (a)	304,730	$2,501,834
Watts Water Technologies, Inc., Class A (a)	138,430	4,292,714

		6,794,548
Insurance - 5.48%
James River Group, Inc. *	48,820	1,376,236
National Interstate Corp.	137,590	3,820,874
Philadelphia Consolidated Holding Corp. * (a)	220,930	7,988,829

		13,185,939
Internet Software - 1.95%
Lionbridge Technologies, Inc. * (a)	658,270	4,686,882
Leisure Time - 3.47%
Gaylord Entertainment Company * (a)	190,770	8,340,464
Medical-Hospitals - 2.63%
IRIS International, Inc. *	180,000	1,765,800
Lifepoint Hospitals, Inc. *	133,970	4,561,679

		6,327,479
Petroleum Services - 1.85%
Hercules Offshore, Inc. * (a)	98,110	3,131,671
Metretek Technologies, Inc. * (a)	114,810	1,309,982

		4,441,653
Publishing - 1.46%
Courier Corp.	95,510	3,518,588
Railroads & Equipment - 1.94%
Genesee & Wyoming, Inc., Class A * (a)	187,480	4,666,377
Retail Trade - 7.39%
Big Lots, Inc. * (a)	257,730	4,729,346
Build A Bear Workshop, Inc. * (a)	178,720	3,901,458
Cost Plus, Inc. * (a)	287,230	2,924,001
New York & Company, Inc. * (a)	357,810	4,086,190
Tractor Supply Company *	50,000	2,129,000

		17,769,995
Sanitary Services - 1.55%
Aqua America, Inc. (a)	157,560	3,732,596
Semiconductors - 2.03%
Silicon Image, Inc. *	419,630	4,871,904
Software - 6.78%
Emageon, Inc. * (a)	157,460	2,426,459
Secure Computing Corp. *	633,450	4,022,407
Take-Two Interactive Software, Inc. * (a)	277,070	3,380,254
Transaction Systems Architects, Inc., Class A *	195,260	6,476,774

		16,305,894

TOTAL COMMON STOCKS (Cost $228,223,230)		$236,254,974

SHORT TERM INVESTMENTS - 23.24%
State Street Navigator Securities
Lending Prime Portfolio (c)	$55,917,662	$55,917,662

TOTAL SHORT TERM INVESTMENTS
(Cost $55,917,662)		$55,917,662

The accompanying notes are an integral part of the financial statements. 325

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

Small Cap Fund (continued)
	Shares or
	Principal
	Amount	Value

REPURCHASE AGREEMENTS - 1.61%
Repurchase Agreement with State
Street Corp. dated 08/31/2006 at
3.95% to be repurchased at
$3,866,424 on 09/01/2006,
collateralized by $4,050,000
Federal National Mortgage
Association, 4.25% due
08/15/2010 (valued at $3,943,688,
including interest) (c)	$3,866,000	$3,866,000

TOTAL REPURCHASE AGREEMENTS
(Cost $3,866,000)		$3,866,000

Total Investments (Small Cap Fund)
(Cost $288,006,892) - 123.05%		$296,038,636
Liabilities in Excess of Other Assets - (23.05)%		(55,447,397)

TOTAL NET ASSETS - 100.00%		$240,591,239

Small Cap Index Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 95.73%
Advertising - 0.41%
24/7 Real Media, Inc. * (a)	4,713	$42,794
Aquantive, Inc. *	7,189	178,287
inVentiv Health, Inc. *	2,777	86,448
Marchex, Inc., Class B * (a)	2,218	36,420
ValueClick, Inc. *	9,682	170,887

		514,836
Aerospace - 1.22%
AAR Corp. * (a)	3,427	76,456
ARGON ST, Inc. * (a)	1,340	34,465
Aviall, Inc. *	3,236	154,551
BE Aerospace, Inc. *	7,320	174,655
Curtiss Wright Corp. (a)	4,172	129,708
EDO Corp. (a)	1,667	38,891
Esterline Technologies Corp. *	2,391	83,757
GenCorp, Inc. * (a)	5,283	72,747
HEICO Corp. (a)	2,077	68,811
Innovative Solutions & Support, Inc. * (a)	1,380	20,231
Integral Systems, Inc. (a)	1,160	36,470
K&F Industries Holdings, Inc. *	1,836	34,480
Moog, Inc., Class A *	3,514	114,732
MTC Technologies, Inc. *	1,086	22,806
Orbital Sciences Corp., Class A *	5,215	94,339
Sequa Corp., Class A *	654	60,037
Teledyne Technologies, Inc. *	3,249	124,567
TransDigm Group, Inc. *	1,092	24,712
Triumph Group, Inc.	1,517	66,687
Woodward Governor Company	2,886	97,172

		1,530,274
Agriculture - 0.19%
Delta & Pine Land Company	3,411	138,009

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Agriculture (continued)
Tejon Ranch Company * (a)	1,047	$45,429
The Andersons, Inc. (a)	1,197	49,089

		232,527
Air Freight - 0.05%
ABX Air, Inc. *	5,919	32,850
ExpressJet Holdings, Inc. * (a)	4,852	33,916

		66,766
Air Travel - 0.52%
Airtran Holdings, Inc. *	8,455	96,810
Alaska Air Group, Inc. *	3,665	138,794
Frontier Airlines Holdings, Inc. * (a)	3,693	25,629
JetBlue Airways Corp. * (a)	16,143	165,304
Mesa Air Group, Inc. * (a)	3,637	28,732
Republic Airways Holdings, Inc. *	3,122	49,765
SkyWest, Inc.	5,944	143,667

		648,701
Aluminum - 0.18%
Aleris International, Inc. *	2,970	152,272
Century Aluminum Company *	2,181	75,702

		227,974
Amusement & Theme Parks - 0.03%
Great Wolf Resorts, Inc. *	2,794	33,835
Apparel & Textiles - 1.74%
Bebe Stores, Inc. (a)	2,258	50,308
Brown Shoe, Inc.	2,708	86,521
Carter's, Inc. * (a)	4,603	106,329
Cherokee, Inc.	955	35,163
Columbia Sportswear Company * (a)	1,284	62,685
Crocs, Inc. * (a)	980	26,479
Deckers Outdoor Corp. * (a)	1,067	43,758
G & K Services, Class A	2,120	70,342
Guess?, Inc. *	1,986	81,029
Hartmarx Corp. *	3,678	21,958
Iconix Brand Group, Inc. * (a)	3,389	50,225
Interface, Inc., Class A *	4,585	58,275
Joseph A. Bank Clothiers, Inc. * (a)	1,734	41,495
Kellwood Company (a)	2,495	68,388
K-Swiss, Inc., Class A	2,549	70,123
Maidenform Brands, Inc. *	1,525	27,130
Movado Group, Inc.	1,816	40,842
Oakley, Inc. (a)	2,416	39,743
Oxford Industries, Inc. (a)	1,494	61,373
Phillips-Van Heusen Corp.	5,241	202,512
Quiksilver, Inc. *	11,587	162,218
Skechers United States of America, Inc.,
Class A *	1,067	24,157
Stage Stores, Inc.	2,580	68,009
Stride Rite Corp.	3,984	54,780
The Gymboree Corp. *	3,179	106,655
Timberland Company, Class A *	4,776	135,686

The accompanying notes are an integral part of the financial statements. 326

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Apparel & Textiles (continued)
True Religion Apparel, Inc. * (a)	1,339	$27,182
Under Armour, Inc., Class A * (a)	1,975	68,019
Unifirst Corp.	986	30,605
Volcom, Inc. * (a)	1,356	31,717
Warnaco Group, Inc. *	4,545	91,491
Wolverine World Wide, Inc.	5,365	135,359

		2,180,556
Auto Parts - 0.83%
Accuride Corp. *	2,482	27,079
Aftermarket Technology Corp. *	2,223	44,860
American Axle & Manufacturing Holdings, Inc. (a)	4,899	81,764
ArvinMeritor, Inc. (a)	6,689	99,332
Commercial Vehicle Group, Inc. *	2,139	41,967
CSK Auto Corp. *	4,256	48,816
Federal Signal Corp.	4,636	72,368
Fuel Systems Solutions, Inc. *	1,223	16,853
Keystone Automotive Industries, Inc. *	1,612	55,437
Lear Corp. (a)	6,351	129,179
LKQ Corp. *	4,273	88,750
Miller Industries, Inc. *	1,082	19,411
Modine Manufacturing Company	3,240	75,460
Pep Boys - Manny, Moe & Jack	5,243	67,320
Superior Industries International, Inc. (a)	2,288	38,690
Titan International, Inc. (a)	1,653	29,126
Visteon Corp. *	12,106	103,749

		1,040,161
Auto Services - 0.14%
Dollar Thrifty Automotive Group, Inc. *	2,371	101,194
Lithia Motors, Inc., Class A	1,637	41,776
Midas, Inc. *	1,672	32,705

		175,675
Automobiles - 0.27%
Americas Car Mart, Inc. * (a)	1,069	16,869
Group 1 Automotive, Inc.	2,360	106,908
Monaco Coach Corp.	2,723	28,755
Monro Muffler Brake, Inc.	1,254	40,416
Rush Enterprises, Inc., Class A *	2,286	40,005
Tenneco, Inc. *	4,316	98,189

		331,142
Banking - 9.27%
1st Source Corp.	1,317	39,444
Alabama National BanCorp	1,522	103,207
Amcore Financial, Inc.	2,220	66,711
Americanwest BanCorp	1,559	34,485
Ameris Bancorp (a)	1,535	40,340
Anchor BanCorp Wisconsin, Inc.	2,043	59,696
Arrow Financial Corp.	1,474	39,769
Bancorp, Inc. *	1,273	29,674
Bank Granite Corp.	1,819	39,581
Bank Mutual Corp.	6,099	75,079
Bank of the Ozarks, Inc. (a)	1,316	42,007

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Banking (continued)
BankAtlantic Bancorp, Inc., Class A	4,556	$64,103
BankFinancial Corp. (a)	2,697	47,036
BankUnited Financial Corp., Class A	3,061	78,882
Banner Corp.	1,325	54,881
Berkshire Hill Bancorp, Inc.	1,160	43,291
Boston Private Financial Holdings, Inc.	3,393	84,689
Brookline Bancorp, Inc.	6,224	83,090
Camden National Corp. (a)	913	39,716
Capital City Bank Group, Inc. (a)	1,373	44,142
Capital Corp of the West	1,204	40,707
Capitol Bancorp, Ltd.	1,349	56,887
Cardinal Financial Corp.	2,746	30,508
Cascade Bancorp (a)	2,191	77,868
Cathay General Bancorp, Inc. (a)	4,899	182,684
Centennial Bank Holdings, Inc. * (a)	5,792	57,688
Center Financial Corp.	1,414	34,502
Central Pacific Financial Corp.	2,945	106,580
Chemical Financial Corp. (a)	2,599	76,722
Chittenden Corp.	4,460	128,671
Citizens Banking Corp.	4,160	104,832
Citizens First Bancorp, Inc.	1,063	25,140
City Bank Lynnwood WA	945	48,072
CoBiz, Inc. (a)	1,661	37,838
Columbia Bankcorp Oregon (a)	1,399	34,625
Columbia Banking System, Inc.	1,634	51,112
Community Bank Systems, Inc.	2,956	64,648
Community Banks, Inc. (a)	2,467	64,438
Community Trust Bancorp, Inc.	1,591	61,126
Corus Bankshares, Inc. (a)	3,688	80,435
CVB Financial Corp.	5,977	89,296
Digital Insight Corp. *	3,278	85,261
Dime Community Bancorp, Inc.	2,884	41,212
Doral Financial Corp. (a)	8,497	42,570
Downey Financial Corp. (a)	1,949	119,649
F.N.B. Corp. (a)	5,662	92,687
Fidelity Bankshares, Inc. (a)	2,445	92,641
First BanCorp Puerto Rico	6,621	60,847
First Charter Corp.	3,137	76,198
First Commonwealth Financial Corp. (a)	7,031	90,419
First Community Bancorp	1,870	100,251
First Community Bancshares, Inc.	1,239	42,188
First Financial BanCorp.	3,492	54,126
First Financial Bankshares, Inc. (a)	2,092	81,274
First Financial Corp. (a)	1,624	53,657
First Financial Holdings, Inc.	1,457	50,325
First Merchants Corp.	2,065	50,324
First Midwest BanCorp, Inc., Illinois	4,771	178,197
First Niagara Financial Group, Inc.	10,664	159,533
First Place Financial Corp.	1,996	46,966
First Republic Bank	2,077	88,522
First State BanCorp.	1,938	49,593
FirstFed Financial Corp. * (a)	1,589	80,817

The accompanying notes are an integral part of the financial statements. 327

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Banking (continued)
FirstMerit Corp.	7,503	$172,644
Flag Financial Corp.	1,544	38,538
Flagstar Bancorp, Inc. (a)	4,039	58,727
Flushing Financial Corp.	2,249	39,425
FNB Corp. of Virginia (a)	1,076	38,069
Franklin Bank Corp. * (a)	2,481	49,322
Frontier Financial Corp. (a)	2,604	106,478
GB&T Bancshares, Inc. (a)	1,726	36,350
Glacier Bancorp, Inc. (a)	3,214	104,391
Great Southern Bancorp, Inc. (a)	1,243	34,642
Greater Bay Bancorp	4,790	136,371
Greenhill & Company, Inc. (a)	1,667	91,735
Hancock Holding Company	2,580	133,747
Hanmi Financial Corp.	3,920	76,518
Harleysville National Corp. (a)	2,911	60,162
Heartland Financial USA, Inc. (a)	1,646	44,327
Heritage Commerce Corp. (a)	1,576	36,926
Horizon Financial Corp. (a)	1,222	36,587
IBERIABANK Corp.	1,056	61,565
Independent Bank Corp. - MA	799	27,286
Independent Bank Corp. - MI	2,419	60,722
Integra Bank Corp.	1,941	50,117
Interchange Financial Services Corp. (a)	2,090	47,380
International Bancshares Corp.	4,465	127,297
Irwin Financial Corp. (a)	2,031	38,670
ITLA Capital Corp.	736	38,603
KNBT Bancorp, Inc.	3,171	51,370
Lakeland Bancorp, Inc. (a)	2,295	33,970
Lakeland Financial Corp.	1,625	40,056
Macatawa Bank Corp. (a)	1,617	37,628
MAF Bancorp, Inc.	3,319	136,975
MainSource Financial Group, Inc.	2,228	37,765
MB Financial, Inc.	2,329	85,940
Mercantile Bank Corp.	1,031	41,776
Mid-State Bancshares	2,295	62,126
Midwest Banc Holdings, Inc. (a)	1,885	45,183
Nara Bancorp, Inc.	2,220	41,070
National Penn Bancshares, Inc. (a)	4,522	92,475
Netbank, Inc.	4,655	28,582
Newalliance Bancshares, Inc.	10,437	152,171
Northwest Bancorp, Inc. (a)	1,918	51,019
Old National Bancorp (a)	6,458	120,829
Old Second Bancorp, Inc.	1,637	49,699
Omega Financial Corp. (a)	1,488	45,726
Oriental Financial Group, Inc.	2,507	30,736
Pacific Capital Bancorp	4,489	125,512
Park National Corp. (a)	1,161	120,291
Partners Trust Financial Group, Inc.	4,906	53,770
Peoples Bancorp, Inc.	1,378	41,671
PFF Bancorp, Inc.	2,374	85,678
Pinnacle Financial Partners, Inc. * (a)	1,623	57,373
Placer Sierra Bancshares	1,232	29,272

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Banking (continued)
PremierWest Bancorp (a)	1,875	$28,950
PrivateBancorp, Inc. (a)	1,708	75,835
Prosperity Bancshares, Inc.	2,506	88,412
Provident Bankshares Corp.	3,249	121,773
Provident Financial Services, Inc.	6,531	121,803
Provident New York Bancorp (a)	4,385	61,171
R & G Financial Corp., Class B	3,021	21,751
Renasant Corp. (a)	1,719	52,481
Republic Bancorp, Inc.	7,256	93,820
S & T Bancorp, Inc. (a)	2,661	82,677
S.Y. Bancorp, Inc. (a)	1,457	41,029
Sandy Spring Bancorp, Inc.	1,628	59,406
SCBT Financial Corp.	1,178	45,848
Seacoast Banking Corp. of Florida	1,461	44,955
Security Bank Corp.	1,727	38,685
Shore Bancshares, Inc. (a)	1,209	34,324
Signature Bank *	2,796	91,849
Simmons First National Corp., Class A (a)	1,632	47,034
Smithtown Bancorp, Inc. (a)	1,055	29,424
Southwest Bancorp, Inc.	1,651	43,834
State National Bancshares, Inc. (a)	1,136	43,168
Sterling Bancorp	2,028	39,404
Sterling Bancshares, Inc.	4,405	91,360
Sterling Financial Corp., Pennsylvania (a)	2,661	59,580
Sterling Financial Corp., Spokane	3,403	112,503
Suffolk Bancorp (a)	1,266	44,107
Susquehanna Bancshares, Inc.	4,544	111,192
SVB Financial Group *	3,339	150,889
Texas Capital Bancshares, Inc. *	2,287	45,397
Texas Regional Bancshares, Inc., Class A	4,352	166,551
Texas United Bancshares, Inc. (a)	1,004	33,303
Tierone Corp.	1,864	63,581
Tompkins Trustco, Inc.	856	38,400
Trico Bancshares	677	16,675
TrustCo Bank Corp. (a)	7,595	83,545
Trustmark Corp.	4,458	140,739
UCBH Holdings, Inc. (a)	8,956	162,462
Umpqua Holdings Corp. (a)	5,355	146,566
Union Bankshares Corp.	1,026	43,420
United Bankshares, Inc.	3,594	133,948
United Community Banks, Inc. (a)	3,297	103,526
Univest Corp. of Pennsylvania (a)	1,420	42,401
Vineyard National Bancorp Company (a)	1,193	32,485
Virginia Commerce Bancorp, Inc. * (a)	1,681	37,251
Virginia Financial Group, Inc.	979	42,645
W Holding Company, Inc. (a)	10,369	52,363
Washington Trust Bancorp, Inc.	1,450	38,266
Wesbanco, Inc.	2,223	67,424
West Bancorp. (a)	2,126	36,957
West Coast Bancorp	1,708	52,162
Westamerica Bancorp (a)	3,009	143,920
Western Alliance Bancorp * (a)	1,243	45,879

The accompanying notes are an integral part of the financial statements. 328

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Banking (continued)
Willow Grove Bancorp, Inc.	2,097	$34,433
Wintrust Financial Corp.	2,458	123,662
Yardville National Bancorp	1,207	43,609

		11,595,555
Biotechnology - 1.99%
Affymetrix, Inc. * (a)	6,334	134,978
Alnylam Pharmaceuticals, Inc. * (a)	3,036	39,529
Applera Corp. - Celera Genomics Group *	7,208	100,335
Arena Pharmaceuticals, Inc. * (a)	4,444	54,528
Bio Reference Labs, Inc. *	1,097	24,759
Bio-Rad Laboratories, Inc., Class A *	1,771	130,009
Coley Pharmaceutical Group, Inc. * (a)	1,880	19,496
Combinatorx, Inc. * (a)(e)	2,729	20,604
Cotherix, Inc. * (a)	1,785	12,192
Cytokinetics, Inc. *	2,468	16,832
deCODE genetics, Inc. * (a)	5,910	33,332
Digene Corp. *	1,642	68,389
Exelixis, Inc. *	7,897	76,838
Genitope Corp. * (a)	2,518	7,327
Genomic Health, Inc. *	1,386	19,626
Genta, Inc. * (a)	13,804	21,120
Geron Corp. * (a)	6,197	43,503
Human Genome Sciences, Inc. * (a)	12,311	138,252
ICOS Corp. * (a)	6,163	151,486
Integra LifeSciences Holdings Corp. *	1,840	70,766
Intermune, Inc. * (a)	2,462	42,445
Keryx Biopharmaceuticals, Inc. * (a)	4,090	56,156
Lexicon Genetics, Inc. * (a)	6,564	27,437
Martek Biosciences Corp. * (a)	3,009	90,481
Medarex, Inc. *	11,502	123,531
Metabasis Therapeutics, Inc. *	2,432	14,324
MGI Pharma, Inc. * (a)	7,368	111,478
Momenta Pharmaceuticals, Inc. *	2,063	32,740
Monogram Biosciences, Inc. * (a)	13,591	24,464
Myogen, Inc. * (a)	3,987	138,748
Myriad Genetics, Inc. * (a)	3,716	93,978
Nabi Biopharmaceuticals * (a)	5,784	34,299
Nektar Therapeutics * (a)	8,435	147,781
Neurocrine Biosciences, Inc. *	3,541	41,040
Panacos Pharmaceuticals, Inc. *	5,100	28,815
PRA International * (a)	1,704	44,270
Progenics Pharmaceuticals, Inc. *	2,108	47,725
Sangamo Biosciences, Inc. * (a)	2,747	15,191
Sirna Therapeutics, Inc. * (a)	4,089	23,103
Solexa, Inc. *	2,438	21,211
Tanox, Inc. * (a)	2,313	34,718
Telik, Inc. * (a)	4,922	87,759
Trimeris, Inc. *	2,008	18,735

		2,484,330
Broadcasting - 0.66%
Acacia Research - Acacia Technologies *	2,765	29,751

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Broadcasting (continued)
Belo Corp., Class A	8,560	$139,528
Citadel Broadcasting Corp.	3,509	32,248
CKX, Inc. * (a)	4,789	47,746
Cox Radio, Inc., Class A *	4,433	70,307
Cumulus Media, Inc., Class A * (a)	3,792	38,072
Emmis Communications Corp., Class A *	3,180	38,891
Entercom Communications Corp.	3,037	77,170
Entravision Communications Corp., Class A *	6,516	48,414
Gray Television, Inc.	4,582	29,279
Journal Communications, Inc.	4,385	48,103
Mediacom Communications Corp., Class A *	5,472	37,429
Radio One, Inc., Class D *	7,328	44,994
Sinclair Broadcast Group, Inc., Class A	4,741	36,601
Spanish Broadcasting System, Inc., Class A * (a)	5,083	22,111
Westwood One, Inc.	6,689	49,030
World Wrestling Entertainment, Inc., Class A	2,270	39,226

		828,900
Building Materials & Construction - 0.83%
Apogee Enterprises, Inc.	2,909	43,664
Beacon Roofing Supply, Inc. * (a)	4,172	76,681
Builders FirstSource, Inc. *	1,514	23,013
Dycom Industries, Inc. *	3,809	77,132
ElkCorp (a)	1,974	55,608
EMCOR Group, Inc. *	2,967	164,491
Griffon Corp. * (a)	2,838	67,147
Home Solutions of America, Inc. * (a)	3,815	20,181
Infrasource Services, Inc. * (a)	2,535	43,830
Interline Brands, Inc. *	2,629	65,830
Levitt Corp., Class A (a)	1,732	21,425
LSI Industries, Inc.	2,116	38,786
NCI Building Systems, Inc. * (a)	1,933	105,039
Perini Corp. *	2,113	50,649
Sterling Construction Company, Inc. *	921	18,190
Trex Company, Inc. * (a)	1,165	31,373
U.S. Concrete, Inc. *	3,485	21,363
WCI Commmunities, Inc. * (a)	3,144	48,543
Williams Scotsman International, Inc. * (a)	2,842	59,654

		1,032,599
Business Services - 4.85%
ABM Industries, Inc. (a)	4,293	77,231
Administaff, Inc.	2,163	74,732
ADVO, Inc.	2,995	85,627
AMERCO, Inc. * (a)	979	69,382
Arbitron, Inc.	2,857	107,195
Banta Corp.	2,306	108,497
BearingPoint, Inc. * (a)	17,391	145,389
Black Box Corp.	1,659	63,938
Bowne & Company, Inc.	3,251	50,130
Bright Horizons Family Solutions, Inc. *	2,664	106,294
Catalina Marketing Corp.	4,365	125,057
CDI Corp. (a)	1,308	27,403

The accompanying notes are an integral part of the financial statements. 329

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Business Services (continued)
Clark, Inc.	2,002	$25,846
Coinstar, Inc. *	2,667	70,009
Compass Diversified Trust (a)	1,577	23,198
Compucredit Corp. * (a)	1,982	57,775
COMSYS IT Partners, Inc. * (a)	1,693	31,236
Cornell Corrections, Inc. * (a)	1,355	23,902
CoStar Group, Inc. *	1,602	64,529
CRA International, Inc. *	1,135	51,064
CSG Systems International, Inc. *	4,517	121,598
Deluxe Corp.	4,857	87,037
Diamond Management & Technology
Consultants, Inc. *	3,001	27,939
eFunds Corp. *	4,435	102,981
Electro Rent Corp. *	2,036	32,800
Ennis Business Forms, Inc.	2,734	56,457
Euronet Worldwide, Inc. * (a)	3,325	80,798
Exponent, Inc. *	1,858	28,539
Ezcorp, Inc., Class A *	1,142	44,846
First Consulting Group *	2,533	22,746
Forrester Research, Inc. *	1,366	40,324
FTI Consulting, Inc. *	3,782	84,490
Gartner Group, Inc., Class A *	5,342	83,282
Geo Group, Inc. *	1,260	56,284
Gevity HR, Inc. (a)	2,519	64,763
Global Cash Access, Inc. *	3,184	49,129
GSI Commerce, Inc. * (a)	3,764	49,384
Healthcare Services Group, Inc.	2,761	62,647
Heidrick & Struggles International, Inc. *	1,784	63,439
Hudson Highland Group, Inc. * (a)	2,479	24,840
Huron Consulting Group, Inc. *	1,681	63,475
ICT Group, Inc. *	729	21,105
Infocrossing, Inc. * (a)	1,998	23,936
Informatica Corp. *	8,147	119,272
Insight Enterprises, Inc. *	4,674	84,179
Intervoice Brite, Inc. *	4,082	29,023
Jackson Hewitt Tax Service, Inc.	3,370	106,492
John H. Harland Company	2,596	96,987
Kanbay International, Inc. *	3,195	59,139
Kelly Services, Inc., Class A	2,037	55,630
Kendle International, Inc. *	1,193	31,519
Kenexa Corp. *	1,515	38,723
Kforce, Inc. *	2,870	35,330
Korn/Ferry International *	4,031	82,313
Labor Ready, Inc. *	5,165	88,476
LECG Corp. *	2,436	41,290
Lightbridge, Inc. *	2,746	32,677
MAXIMUS, Inc.	2,024	53,879
McGrath Rentcorp	2,160	49,248
MPS Group, Inc. *	9,740	136,944
Navigant Consulting Company *	4,031	79,370
NCO Group, Inc. *	3,067	80,355
Net 1 UEPS Technologies, Inc. * (a)	4,566	110,862

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Business Services (continued)
On Assignment, Inc. *	2,764	$26,341
Paxar Corp. *	4,008	78,036
Perot Systems Corp., Class A *	8,139	116,876
PHH Corp. *	5,022	126,102
Pre-Paid Legal Services, Inc. (a)	990	37,184
Quest Software, Inc. *	6,295	87,689
Resource America, Inc.	1,741	35,865
Resources Connection, Inc. *	4,557	111,191
Rewards Network, Inc. * (a)	2,773	12,063
Rollins, Inc.	2,869	60,938
Scansource, Inc. *	2,458	76,296
Sirva, Inc. * (a)	5,092	15,429
SITEL Corp. *	6,592	19,776
Sonicwall, Inc. *	6,131	62,904
Sotheby's Holdings, Inc., Class A	5,736	159,461
Source Interlink Companies * (a)	3,347	36,984
Spherion Corp. *	5,555	41,496
SRA International, Inc., Class A *	3,610	101,116
StarTek, Inc.	1,334	15,168
TALX Corp.	3,044	75,187
Teletech Holdings, Inc. *	3,120	47,112
Tetra Tech, Inc. *	5,452	90,503
The BISYS Group, Inc. *	11,379	117,090
Tyler Technologies, Inc. * (a)	3,878	50,724
Viad Corp.	2,115	74,934
Volt Information Sciences, Inc. * (a)	821	35,007
Watson Wyatt Worldwide, Inc., Class A	4,010	159,037
Wind River Systems, Inc. *	7,144	72,654
Wireless Facilities, Inc. * (a)	6,656	14,577
Zhone Technologies, Inc. * (a)	11,755	19,043

		6,069,764
Cable and Television - 0.35%
Charter Communications, Inc., Class A * (a)	37,503	52,129
Gemstar-TV Guide International, Inc. *	23,479	75,367
Lin TV Corp. *	3,216	23,477
LodgeNet Entertainment Corp. *	1,739	33,058
Superior Essex, Inc. *	1,931	68,956
Time Warner Telecom, Inc., Class A * (a)	7,211	129,582
TiVo, Inc. * (a)	7,283	60,085

		442,654
Cellular Communications - 0.41%
Brightpoint, Inc. *	4,778	79,506
Dobson Communications Corp., Class A *	14,071	96,668
iPCS, Inc. *	1,603	83,228
Novatel Wireless, Inc * (a)	2,866	31,956
RF Micro Devices, Inc. * (a)	18,017	119,272
Syniverse Holdings, Inc. *	2,260	37,855
USA Mobility, Inc. * (a)	2,682	61,284

		509,769
Chemicals - 1.60%
A. Schulman, Inc.	2,526	59,588

The accompanying notes are an integral part of the financial statements. 330

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Chemicals (continued)
Albany Molecular Research, Inc. *	2,635	$25,823
American Vanguard Corp. (a)	1,791	26,955
Arch Chemicals, Inc.	2,294	63,636
Balchem Corp.	1,380	27,476
Cabot Microelectronics Corp. *	2,328	73,192
Calgon Carbon Corp. * (a)	4,334	20,240
Cambrex Corp.	2,558	57,683
CF Industries Holdings, Inc.	5,144	81,584
Ferro Corp.	4,050	69,174
Georgia Gulf Corp.	3,238	85,937
H.B. Fuller Company	5,554	106,803
Hercules, Inc. *	10,743	167,591
Innospec, Inc.	1,313	36,016
MacDermid, Inc.	2,692	77,126
Minerals Technologies, Inc.	1,886	98,053
Newmarket Corp.	1,630	100,946
Olin Corp.	6,850	102,955
OM Group, Inc. *	2,774	110,960
Omnova Solutions, Inc. *	4,637	26,060
Pioneer Companies, Inc. *	1,246	30,353
PolyOne Corp. *	8,799	76,287
Rockwood Holdings, Inc. *	3,339	70,052
Sensient Technologies Corp.	4,546	91,465
Terra Industries, Inc. * (a)	8,953	65,715
Tronox, Inc.	3,995	51,535
UAP Holding Corp.	4,854	101,109
W. R. Grace & Company * (a)	6,424	65,525
Zoltek Companies, Inc. * (a)	1,366	34,901

		2,004,740
Coal - 0.09%
International Coal Group, Inc. * (a)	10,739	67,011
James River Coal Company * (a)	1,637	24,113
Westmoreland Coal Company * (a)	847	19,261

		110,385
Colleges & Universities - 0.18%
Corinthian Colleges, Inc. *	8,245	99,930
DeVry, Inc. *	5,786	129,317

		229,247
Commercial Services - 0.65%
CBIZ, Inc. * (a)	5,936	46,301
Cenveo, Inc. *	5,062	106,302
Chemed Corp.	2,482	97,816
Coinmach Service Corp.	3,000	29,700
Color Kinetics, Inc. * (a)	1,387	23,094
DynCorp International, Inc. *	2,508	27,287
Live Nation, Inc. *	5,987	125,607
Medifast, Inc. * (a)	1,276	15,159
Morningstar, Inc. * (a)	1,341	51,307
PeopleSupport, Inc. *	1,970	33,470
Perficient, Inc. * (a)	1,837	24,799
Providence Service Corp. * (a)	1,344	32,014

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Commercial Services (continued)
TNS, Inc. * (a)	2,349	$37,255
Vertrue, Inc. * (a)	784	33,234
Waste Services, Inc. * (a)	2,831	27,404
Wright Express Corp. *	3,862	103,888

		814,637
Computers & Business Equipment - 3.37%
3Com Corp. *	36,857	163,277
3D Systems Corp. * (a)	1,443	23,261
ADE Corp. *	1,013	32,588
Agilysys, Inc.	2,931	39,627
Avanex Corp. * (a)	16,012	28,181
Avocent Corp. *	4,629	139,935
Benchmark Electronics, Inc. *	6,008	149,840
Blue Coat Systems, Inc. * (a)	1,497	25,464
Brocade Communications Systems, Inc. *	25,767	159,755
CACI International, Inc., Class A *	2,863	151,911
CalAmp Corp. *	2,208	14,860
Cogent, Inc. * (a)	4,051	57,848
Digi International, Inc. *	2,429	32,209
Echelon Corp. * (a)	3,208	28,262
Electronics for Imaging, Inc. *	5,477	126,190
EMS Technologies, Inc. *	1,642	30,016
Extreme Networks, Inc. *	11,444	42,228
Falconstor Software, Inc. * (a)	3,861	27,336
FileNET Corp. *	3,998	139,690
Foundry Networks, Inc. *	13,766	167,532
Gateway, Inc. * (a)	26,478	52,956
Gerber Scientific, Inc. *	2,299	35,451
Henry, Jack & Associates, Inc.	7,505	143,796
Hypercom Corp. *	5,123	47,849
IHS, Inc., Class A *	2,192	65,782
InPhonic, Inc. * (a)	2,709	19,180
Intergraph Corp. *	2,781	103,898
Intermec, Inc. * (a)	4,750	142,310
Internap Network Services Corp. * (a)	2,929	35,002
Ixia *	4,066	40,863
Komag, Inc. * (a)	2,906	104,500
Kronos, Inc. *	3,029	92,445
L-1 Identity Solutions, Inc. * (a)	6,268	94,587
Merge Technologies, Inc. * (a)	2,201	16,309
Micros Systems, Inc. *	3,687	176,460
Mindspeed Technologies, Inc. * (a)	11,362	21,701
Mobility Electronics, Inc. * (a)	2,711	17,594
MTS Systems Corp.	1,776	59,620
Ness Technologies, Inc. *	2,782	32,160
Netscout Systems, Inc. *	2,849	20,142
Palm, Inc. * (a)	8,602	125,245
Parametric Technology Corp. *	10,515	169,397
Pegasus Wireless Corp. *	5,195	17,819
Plexus Corp. *	4,314	85,503
Quantum Corp. *	18,195	40,211

The accompanying notes are an integral part of the financial statements. 331

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Computers & Business Equipment
(continued)
Rackable Systems, Inc. * (a)	2,618	$72,676
Radiant Systems, Inc. *	2,721	30,094
RadiSys Corp. * (a)	2,065	48,879
SI International, Inc. *	1,294	37,384
Sigma Designs * (a)	2,377	33,207
Silicon Storage Technology, Inc. *	8,714	36,599
Sonic Solutions * (a)	2,492	37,405
Standard Microsystems Corp. *	2,104	59,059
Stratasys, Inc. * (a)	1,066	25,467
Sybase, Inc. *	8,495	195,980
Sykes Enterprises, Inc. *	2,809	56,489
Synaptics, Inc. * (a)	2,411	60,974
Transmeta Corp. * (a)	19,612	23,142
Trident Microsystems, Inc. * (a)	5,396	111,319
Witness Systems, Inc. *	3,205	52,081

		4,221,545
Construction & Mining Equipment - 0.45%
A.S.V., Inc. * (a)	1,995	30,663
Astec Industries, Inc. *	1,608	37,933
Bucyrus International, Inc., Class A	2,964	153,031
Carbo Ceramics, Inc. (a)	1,912	76,365
Kaman Corp., Class A	2,400	42,984
Layne Christensen Company * (a)	1,207	36,596
Matrix Service Company * (a)	2,250	29,678
Washington Group International, Inc. *	2,727	161,466

		568,716
Construction Materials - 0.72%
Ameron International Corp.	851	59,689
Applied Industrial Technologies, Inc.	4,258	96,273
Clarcor, Inc.	4,917	147,264
Columbus McKinnon Corp. *	1,781	32,931
Comfort Systems USA, Inc.	3,872	50,452
Granite Construction, Inc.	3,262	175,006
Regal-Beloit Corp.	2,916	125,855
Simpson Manufacturing, Inc. (a)	3,489	91,935
Standex International Corp.	1,348	39,699
Universal Forest Products, Inc.	1,587	77,382

		896,486
Containers & Glass - 0.38%
Graphic Packaging Corp. * (a)	7,244	28,107
Greif, Inc., Class A	1,567	111,022
Interpool, Inc.	1,283	27,841
Longview Fibre Company	4,833	100,720
Mobile Mini, Inc. *	3,383	91,070
Silgan Holdings, Inc.	2,256	79,862
TAL International Group, Inc. *	1,584	37,161

		475,783
Cosmetics & Toiletries - 0.23%
Chattem, Inc. * (a)	1,664	57,708
Elizabeth Arden, Inc. *	2,594	37,691

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Cosmetics & Toiletries (continued)
Nu Skin Enterprises, Inc., Class A	5,519	$95,589
Playtex Products, Inc. *	5,434	71,457
Revlon, Inc., Class A * (a)	16,035	20,845

		283,290
Crude Petroleum & Natural Gas - 0.93%
Allis-Chalmers Energy, Inc. *	1,306	24,096
Arena Resources, Inc. * (a)	1,100	42,460
Bill Barrett Corp. * (a)	2,682	77,563
Bois d'Arc Energy, Inc. * (a)	1,717	28,142
Complete Production Services, Inc. *	2,507	55,655
Edge Petroleum Corp. *	1,824	34,419
EXCO Resources, Inc. *	4,972	66,426
Gasco Energy, Inc. * (a)	7,679	22,423
GMX Resources, Inc. * (a)	820	26,125
Goodrich Petroleum Corp. * (a)	1,241	39,315
Harvest Natural Resources, Inc. * (a)	3,754	48,014
Hydril *	1,713	112,116
Parallel Petroleum Corp. * (a)	3,366	80,717
Penn Virginia Corp.	1,807	128,279
Petroquest Energy, Inc. *	4,016	48,312
Quest Resource Corp. * (a)	2,194	25,867
SulphCo, Inc. * (a)	3,473	23,165
Swift Energy Company *	2,776	121,478
Toreador Resources Corp. * (a)	1,276	26,936
Transmeridian Exploration, Inc. * (a)	6,885	35,113
Vaalco Energy, Inc. * (a)	5,613	46,139
Western Refining, Inc.	2,225	52,443

		1,165,203
Domestic Oil - 1.45%
Atlas America, Inc. *	1,700	78,183
Berry Petroleum Company, Class A (a)	3,415	106,651
Brigham Exploration Company *	4,630	32,549
Carrizo Oil & Gas, Inc. * (a)	2,043	56,918
Comstock Resources, Inc. *	4,123	118,578
Delta Petroleum Corp. * (a)	5,086	106,297
Encore Aquisition Company *	5,026	135,953
Energy Partners, Ltd. * (a)	3,675	91,691
Exploration Company * (a)	2,947	34,568
GeoGlobal Resources, Inc. * (a)	3,324	17,983
Giant Industries, Inc. *	1,405	114,789
Houston Exploration Company *	2,763	177,247
Mariner Energy, Inc. *	6,992	132,149
McMoran Exploration Company * (a)	2,493	46,370
Meridian Resource Corp. *	8,901	29,907
Oil States International, Inc. *	4,689	149,860
Stone Energy Corp. *	2,594	114,577
Syntroleum Corp. * (a)	4,148	19,827
Union Drilling, Inc. *	1,576	22,458
Warren Resources, Inc. * (a)	5,123	74,130
Whiting Petroleum Corp. *	3,506	157,770

		1,818,455

The accompanying notes are an integral part of the financial statements. 332

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Drugs & Health Care - 2.18%
Abaxis, Inc. * (a)	1,930	$46,359
Abiomed, Inc. * (a)	2,367	35,316
Acadia Pharmaceuticals, Inc. * (a)	2,574	22,291
Alpharma Inc., Class A	3,994	83,634
Ariad Pharmaceuticals, Inc. * (a)	6,239	29,635
Arrow International, Inc.	2,177	70,339
Bioenvision, Inc. * (a)	3,838	23,220
Biomarin Pharmaceutical, Inc. *	8,097	134,734
Candela Corp. *	2,325	24,250
Cell Genesys, Inc. * (a)	4,809	23,997
CNS, Inc.	1,328	37,450
Conmed Corp. *	2,704	55,405
Conor Medsystems, Inc. * (a)	2,574	69,498
CV Therapeutics, Inc. * (a)	4,229	47,576
Datascope Corp.	1,313	43,237
Dendreon Corp. * (a)	6,971	33,670
Depome, Inc. * (a)	4,204	20,305
Diversa Corp. *	2,997	27,572
Durect Corp. *	5,760	20,966
Emisphere Technologies, Inc. * (a)	2,513	20,783
Enzon Pharmaceuticals, Inc. * (a)	4,290	35,092
Gentiva Health Services, Inc. *	2,734	49,403
Healthextras, Inc. *	2,619	80,482
I-Flow Corp. * (a)	2,431	29,318
Illumina, Inc. *	3,939	132,666
Immucor, Inc. *	6,448	133,925
Invacare Corp.	2,946	68,377
K-V Pharmaceutical Company, Class A *	3,663	81,795
Landauer, Inc.	969	46,434
Luminex Corp. * (a)	3,063	58,228
Mannatech, Inc. (a)	1,655	23,964
Matria Healthcare, Inc. * (a)	1,993	53,811
Maxygen, Inc. * (a)	3,205	26,473
Medical Action, Inc. *	1,150	28,106
Mentor Corp. (a)	3,397	164,890
Meridian Bioscience, Inc.	2,026	48,340
Molina Healthcare, Inc. *	1,186	43,929
New River Pharmaceuticals, Inc. * (a)	1,515	39,511
Northfield Laboratories, Inc. * (a)	2,633	28,542
Option Care, Inc. (a)	2,722	35,985
OraSure Technologies, Inc. * (a)	4,439	30,452
Pain Therapeutics, Inc. * (a)	3,498	28,334
Parexel International Corp. *	2,588	85,663
Perrigo Company	7,358	118,758
Quidel Corp. * (a)	2,990	34,206
Res-Care, Inc. *	2,230	44,711
Savient Pharmaceuticals, Inc. *	6,125	39,690
Vital Signs, Inc.	701	38,029
West Pharmaceutical Services, Inc.	3,067	122,404
Xenoport, Inc. *	1,930	42,344
Zymogenetics, Inc. * (a)	3,502	67,729

		2,731,828

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Educational Services - 0.22%
eCollege.com * (a)	1,827	$22,691
INVESTools, Inc. *	4,435	39,915
Leapfrog Enterprises, Inc., Class A *	3,454	26,458
Strayer Education, Inc.	1,370	144,398
Universal Technical Institute, Inc. *	2,236	41,254

		274,716
Electrical Equipment - 1.69%
A.O. Smith Corp.	1,935	77,613
Aaon, Inc.	1,073	26,085
American Science & Engineering, Inc. * (a)	874	40,169
Anaren, Inc. *	1,741	39,277
Anixter International, Inc. *	3,098	168,810
Audiovox Corp., Class A *	1,834	27,162
Baldor Electric Company	3,092	91,554
Capstone Turbine Corp. * (a)	10,486	20,028
China BAK Battery, Inc. * (a)	2,937	18,797
Cohu, Inc.	2,229	37,380
DTS, Inc. *	1,792	32,937
Encore Wire Corp. * (a)	2,207	82,895
Excel Technology, Inc. *	1,288	37,713
FLIR Systems, Inc. * (a)	6,520	180,604
General Cable Corp. *	4,763	183,518
Genlyte Group, Inc. *	2,352	154,127
Greatbatch, Inc. * (a)	2,089	51,097
Lamson & Sessions Company *	1,346	34,013
Littelfuse, Inc. *	2,137	77,167
Methode Electronics, Inc., Class A	3,778	29,997
Metrologic Instruments, Inc. * (a)	1,425	22,999
Plug Power, Inc. * (a)	7,063	33,479
Power-One, Inc. * (a)	6,732	45,710
Sirf Technology Holdings, Inc. * (a)	4,836	127,332
Universal Electronics, Inc. *	1,677	30,169
Varian, Inc. *	2,932	136,866
Vicor Corp. (a)	1,953	24,530
W.H. Brady Company, Class A	4,256	162,579
Watsco, Inc.	2,631	115,606

		2,110,213
Electrical Utilities - 1.56%
Allete, Inc.	2,395	110,026
Avista Corp.	4,669	113,177
Black Hills Corp.	3,196	111,253
CH Energy Group, Inc. (a)	1,612	79,181
Cleco Corp.	4,811	120,083
Duquesne Light Holdings, Inc.	7,338	144,485
El Paso Electric Company *	4,668	111,612
Empire District Electric Company	3,004	67,890
IDACORP, Inc.	4,040	155,217
ITC Holdings Corp. (a)	1,434	48,856
MGE Energy, Inc.	2,119	71,220
NorthWestern Corp.	3,427	119,397
Otter Tail Corp.	2,864	86,350

The accompanying notes are an integral part of the financial statements. 333

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Electrical Utilities (continued)
Pike Electric Corp. *	1,603	$28,117
PNM Resources, Inc.	6,444	184,749
UIL Holding Corp.	2,373	86,709
Unisource Energy Corp.	3,377	116,540
Westar Energy, Inc.	8,176	199,413

		1,954,275
Electronics - 1.98%
Adaptec, Inc. *	10,847	44,690
Anadigics, Inc. * (a)	4,662	34,778
Analogic Corp.	1,327	75,413
Ansoft Corp. *	1,627	39,113
Bel Fuse, Inc., Class B (a)	1,068	39,484
Belden CDT, Inc.	4,003	143,067
Bookham, Inc * (a)	5,955	18,937
Checkpoint Systems, Inc. *	3,713	67,391
Comtech Group, Inc. * (a)	1,511	16,848
CTS Corp.	3,463	50,906
Cubic Corp.	1,582	31,846
Daktronics, Inc. (a)	3,699	77,198
Electro Scientific Industries, Inc. *	2,808	55,907
Enersys * (a)	4,445	78,988
FEI Company * (a)	2,235	46,399
Franklin Electric, Inc.	2,171	104,664
Hutchinson Technology, Inc. * (a)	2,455	50,671
Identix, Inc. * (a)	0	0
II-VI, Inc. *	2,322	48,925
Imation Corp.	3,275	129,788
Integrated Electrical Services, Inc. * (a)	1,613	26,421
Itron, Inc. *	2,391	133,848
Kemet Corp. *	8,106	66,712
LoJack Corp. *	1,866	38,962
Maxwell Technologies, Inc. * (a)	1,506	29,728
Measurement Specialties, Inc. * (a)	1,479	29,787
Medis Technologies, Ltd. * (a)	1,949	39,038
Mentor Graphics Corp. *	7,618	110,461
Mercury Computer Systems, Inc. *	2,129	26,442
MoSys, Inc. * (a)	2,706	18,374
Multi-Fineline Electronix, Inc. * (a)	859	19,396
OSI Systems, Inc. * (a)	1,547	30,460
Park Electrochemical Corp.	1,937	50,556
Photon Dynamics, Inc. *	1,826	24,523
Portalplayer, Inc. *	2,420	29,427
Portland General Electric Company	2,504	63,852
RAE Systems, Inc. * (a)	4,641	14,016
Rogers Corp. *	1,651	95,791
Supertex, Inc. * (a)	1,167	41,277
Sycamore Networks, Inc. *	17,160	62,977
Taser International, Inc. * (a)	6,000	46,620
Technitrol, Inc.	3,839	108,682
TTM Technologies, Inc. *	3,996	51,389
Universal Display Corp. * (a)	2,378	25,231

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Electronics (continued)
X-Rite, Inc.	3,045	$27,070
Zoran Corp. *	4,618	82,293
Zygo Corp. *	1,854	24,677

		2,473,023
Energy - 0.70%
Alon USA Energy, Inc.	1,167	40,927
Evergreen Solar, Inc. * (a)	6,288	64,012
Fuelcell Energy, Inc. * (a)	5,021	48,904
Hanover Compressor Company * (a)	9,662	181,839
Headwaters, Inc. * (a)	3,972	87,861
KFx, Inc. * (a)	6,711	107,510
New Jersey Resources Corp.	2,749	136,515
Ormat Technologies, Inc. (a)	780	28,384
Pacific Ethanol, Inc. * (a)	2,386	44,213
Quantum Fuel Systems Technologies
Worldwide, Inc. * (a)	5,093	15,126
Rosetta Resources, Inc. * (a)	4,847	89,718
SunPower Corp., Class A. *	1,000	32,060

		877,069
Financial Services - 2.46%
Accredited Home Lenders Holding Company *	1,713	54,696
Ace Cash Express, Inc. *	1,228	36,361
Advance America Cash Advance Centers, Inc. (a)	6,444	100,140
Advanta Corp., Class B	1,899	64,300
Asset Acceptance Capital Corp. *	1,671	24,714
Asta Funding, Inc. (a)	1,175	38,834
Bankrate, Inc. * (a)	981	27,880
Calamos Asset Management, Inc.	2,234	58,575
Cass Information Systems, Inc. (a)	486	25,797
CharterMac (a)	5,204	104,757
City Holding Company	1,840	72,459
Cohen & Steers, Inc. (a)	1,296	37,079
Commercial Capital Bancorp, Inc.	4,726	75,096
Credit Acceptance Corp. *	980	27,871
Delphi Financial Group, Inc.	3,999	155,481
Dollar Financial Corp. *	1,206	23,023
Federal Agricultural Mortgage Corp., Class C (a)	1,215	34,081
Financial Federal Corp.	2,648	69,378
Fremont General Corp.	6,280	89,678
Friedman, Billings, Ramsey Group, Inc.	13,830	114,098
GFI Group, Inc. * (a)	1,135	52,778
Harbor Florida Bancshares, Inc.	2,053	90,927
Heartland Payment Systems, Inc. (a)	1,304	35,221
Interactive Data Corp. *	3,344	65,342
International Securities Exchange, Inc.	3,613	153,733
Investors Bancorp, Inc. *	5,127	73,675
Investors Real Estate Trust, SBI (a)	5,543	53,047
Knight Capital Group, Inc. *	9,917	173,151
LaBranche & Company, Inc. * (a)	5,030	41,749
MarketAxess Holdings, Inc. *	3,378	31,821
Marlin Business Services Corp. *	1,471	32,877

The accompanying notes are an integral part of the financial statements. 334

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Financial Services (continued)
National Financial Partners Corp.	3,535	$130,159
NBT Bancorp, Inc. (a)	3,409	79,702
Ocwen Financial Corp. * (a)	3,339	49,250
optionsXpress Holdings, Inc.	1,953	51,012
Piper Jaffray Companies, Inc. *	1,974	115,637
Portfolio Recovery Associates, Inc. * (a)	1,549	61,526
Stifel Financial Corp. * (a)	1,251	39,994
SWS Group, Inc.	1,615	39,729
UMB Financial Corp.	3,062	106,772
United Community Financial Corp.	3,231	41,066
United Panam Financial Corp. *	1,105	18,862
Waddell & Reed Financial, Inc., Class A	8,053	186,991
World Acceptance Corp. *	1,787	71,426
WSFS Financial Corp.	745	47,121

		3,077,866
Food & Beverages - 1.38%
Bob Evans Farms, Inc.	3,437	97,405
Buffalo Wild Wings, Inc. * (a)	773	26,939
Chiquita Brands International, Inc.	4,010	67,809
Coca-Cola Bottling Company	558	32,699
Cosi, Inc. * (a)	3,750	19,650
Denny's Corp. *	9,368	31,476
Diamond Foods, Inc. (a)	1,691	25,247
Domino's Pizza, Inc.	3,559	87,018
Fisher Communications, Inc. *	915	39,253
Flowers Foods, Inc.	4,969	134,908
Gold Kist, Inc. *	4,934	99,469
Hain Celestial Group, Inc. *	2,987	70,344
Imperial Sugar Company (a)	1,158	35,620
J & J Snack Foods Corp.	1,413	44,750
Jones Soda Company * (a)	2,601	19,794
Lance, Inc.	2,995	68,316
MGP Ingredients, Inc.	983	23,680
Nuco2, Inc. * (a)	1,583	43,137
Peets Coffee & Tea, Inc. * (a)	1,457	36,731
Performance Food Group Company * (a)	3,338	82,148
Pilgrim's Pride Corp.	3,800	92,568
Premium Standard Farms, Inc.	1,513	25,600
Ralcorp Holdings, Inc. *	2,556	126,445
Ruth's Chris Steak House, Inc. * (a)	1,758	34,949
Sanderson Farms, Inc. (a)	1,645	51,423
Seabord Corp. (a)	34	47,600
Spartan Stores, Inc.	2,274	41,000
The Steak & Shake Company *	2,793	44,884
Tootsie Roll Industries, Inc.	3,445	99,939
TreeHouse Foods, Inc. *	3,017	76,934

		1,727,735
Forest Products - 0.06%
Caraustar Industries, Inc. *	3,166	23,967
Deltic Timber Corp.	1,003	47,572

		71,539

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Funeral Services - 0.11%
Alderwoods Group, Inc. *	3,974	$78,645
Stewart Enterprises, Inc., Class A	10,241	59,193

		137,838
Furniture & Fixtures - 0.31%
American Woodmark Corp. (a)	1,165	36,732
Ethan Allen Interiors, Inc. (a)	3,090	104,288
Furniture Brands International, Inc. (a)	4,152	79,511
Kimball International, Inc., Class B	2,509	44,259
La-Z-Boy, Inc. (a)	4,860	67,797
Sealy Corp.	1,680	23,150
Stanley Furniture Company, Inc.	1,351	33,694

		389,431
Gas & Pipeline Utilities - 1.42%
American States Water Company (a)	1,687	64,831
Aquila, Inc. *	35,092	160,721
Aurora Oil & Gas Corp. *	6,791	30,967
California Water Service Group	1,729	65,840
Crosstex Energy, Inc. (a)	872	80,398
Maverick Tube Corp. *	3,488	224,174
Nicor, Inc. (a)	4,133	180,447
Northwest Natural Gas Company	2,803	107,215
Peoples Energy Corp. (a)	3,598	152,483
Piedmont Natural Gas, Inc. (a)	7,252	189,060
South Jersey Industries, Inc.	2,892	83,839
Southwest Gas Corp.	3,882	130,823
Southwest Water Company (a)	2,482	32,192
The Laclede Group, Inc.	2,200	71,698
Transmontaigne, Inc. *	4,340	49,216
WGL Holdings, Inc.	4,693	145,812

		1,769,716
Gold - 0.04%
Royal Gold, Inc. (a)	1,855	55,260
Healthcare Products - 2.58%
Adeza Biomedical Corp. *	1,573	26,694
Align Technology, Inc. * (a)	5,471	34,194
American Medical Systems Holdings, Inc. *	6,574	115,439
Angiodynamics, Inc. *	1,237	22,414
Arthrocare Corp. * (a)	2,483	113,250
Aspect Medical Systems, Inc. * (a)	1,610	31,105
Biosite, Inc. * (a)	1,636	71,984
Bruker BioSciences Corp. *	3,837	27,089
Cerus Corp. *	3,017	19,550
Computer Programs & Systems, Inc.	966	32,863
Conceptus, Inc. * (a)	2,218	38,261
Cyberonics, Inc. * (a)	2,053	33,423
Cypress Biosciences, Inc. *	3,425	24,660
DJO, Inc. *	2,160	83,311
Encore Medical Corp. *	5,896	37,675
Foxhollow Technologies, Inc. *	1,760	55,141
Haemonetics Corp. *	2,510	116,916
Health Tronics, Inc. *	3,697	24,326

The accompanying notes are an integral part of the financial statements. 335

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Healthcare Products (continued)
Hologic, Inc. *	4,310	$186,106
ICU Medical, Inc. * (a)	1,396	61,438
Intralase Corp. * (a)	2,045	38,466
Inverness Medical Innovations, Inc. * (a)	2,606	88,005
Kensey Nash Corp. * (a)	1,188	32,171
Kyphon, Inc. *	4,174	151,141
LCA-Vision, Inc. (a)	1,971	86,783
LifeCell Corp. * (a)	3,138	94,705
Mannkind Corp. * (a)	2,089	38,479
Merit Medical Systems, Inc. * (a)	2,786	39,060
Molecular Devices Corp. *	1,644	39,472
Natus Medical, Inc. * (a)	1,985	25,964
Nuvasive, Inc. * (a)	3,156	64,887
Owens & Minor, Inc.	3,813	122,664
PetMed Express, Inc. *	1,986	24,825
Polymedica Corp.	2,198	89,217
PSS World Medical, Inc. *	6,408	124,315
Sirona Dental Systems, Inc. * (a)	1,656	50,376
SonoSite, Inc. * (a)	1,568	49,753
Spectranetics Corp. *	3,051	33,256
Stereotaxis, Inc. * (a)	2,409	26,812
STERIS Corp.	6,392	152,002
SurModics, Inc. * (a)	1,526	53,379
Symmetry Medical, Inc. *	3,281	45,507
The Medicines Company * (a)	4,715	106,370
Thermogenesis Corp. * (a)	5,974	25,091
Thoratec Corp. * (a)	5,012	73,476
Tripath Imaging, Inc. *	3,338	29,274
USANA Health Sciences, Inc. * (a)	902	40,374
Ventana Medical Systems, Inc. *	2,726	127,141
Viasys Healthcare, Inc. *	3,063	81,231
Wright Medical Group, Inc. *	3,251	74,350
Zoll Medical Corp. *	1,004	38,062

		3,222,447
Healthcare Services - 1.48%
Air Methods Corp. * (a)	1,072	24,978
Amedisys, Inc. * (a)	1,546	62,567
Amerigroup Corp. *	4,890	154,231
AMN Healthcare Services, Inc. *	3,106	74,544
Apria Healthcare Group, Inc. *	4,069	82,967
Capital Senior Living Corp. *	2,622	25,145
Cross Country Healthcare, Inc. *	3,169	52,035
Enzo Biochem, Inc. * (a)	2,685	34,314
Five Star Quality Care, Inc. *	3,141	32,195
Genesis HealthCare Corp. *	1,879	85,570
Healthspring, Inc. *	1,828	36,395
Healthways, Inc. *	3,284	169,520
Horizon Health Corp. * (a)	1,631	22,328
Intermagnetics General Corp. * (a)	4,020	109,465
Kindred Healthcare, Inc. *	3,174	98,838
LHC Group, Inc. *	1,304	31,296

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Healthcare Services (continued)
Magellan Health Services, Inc. *	3,526	$169,495
National Healthcare Corp. (a)	721	35,307
Odyssey Healthcare, Inc. *	3,380	54,215
Palomar Medical Technologies, Inc. * (a)	1,660	65,902
Per-Se Technologies, Inc. * (a)	3,167	72,176
Phase Forward, Inc. *	3,291	38,801
Radiation Therapy Services, Inc. * (a)	1,219	35,254
Sun Healthcare Group, Inc. *	2,484	26,256
Symbion, Inc. *	1,827	42,240
The Advisory Board Company *	1,769	89,901
United Surgical Partners International, Inc. *	4,229	119,342

		1,845,277
Holdings Companies/Conglomerates - 0.07%
PICO Holdings, Inc. *	1,002	33,958
United Industrial Corp.	903	48,644

		82,602
Homebuilders - 0.24%
Champion Enterprises, Inc. *	7,224	49,267
Hovnanian Enterprises, Inc., Class A * (a)	4,673	123,788
M/I Homes, Inc. (a)	1,153	37,311
Meritage Homes Corp. * (a)	2,126	87,060

		297,426
Hotels & Restaurants - 1.89%
AFC Enterprises, Inc. * (a)	2,653	39,689
Ameristar Casinos, Inc. (a)	2,444	50,908
Applebee's International, Inc.	6,993	145,105
Aztar Corp. *	3,406	178,713
BJ's Restaurants, Inc. * (a)	1,426	26,281
California Pizza Kitchen, Inc. *	1,924	54,949
CBRL Group, Inc.	2,919	110,455
CEC Entertainment, Inc. *	3,143	100,199
Century Casinos, Inc. *	2,410	24,702
Chipotle Mexican Grill, Inc., Class A * (a)	734	36,216
CKE Restaurants, Inc.	5,675	88,133
IHOP Corp.	1,777	82,968
Jack In the Box, Inc. *	3,326	159,581
Krispy Kreme Doughnuts, Inc. * (a)	5,247	43,288
Landry's Restaurants, Inc.	1,546	42,283
Lodgian, Inc. *	2,179	27,259
Lone Star Steakhouse & Saloon, Inc.	1,761	48,040
Luby's Cafeterias, Inc. *	2,337	22,225
Magna Entertainment Corp., Class A * (a)	4,521	19,712
Marcus Corp.	2,126	43,732
McCormick & Schmick's Seafood
Restaurants, Inc. *	1,278	25,330
Morgans Hotel Group Company * (a)	1,839	24,459
MTR Gaming Group, Inc. *	2,734	21,872
O'Charley's, Inc. *	2,409	44,542
P.F. Chang's China Bistro, Inc. * (a)	2,488	87,702
Papa Johns International, Inc. * (a)	2,360	80,240
RARE Hospitality International, Inc. *	3,237	92,708

The accompanying notes are an integral part of the financial statements. 336

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Hotels & Restaurants (continued)
Red Robin Gourmet Burgers, Inc. * (a)	1,588	$67,029
Ruby Tuesday, Inc.	5,515	142,397
Ryan's Restaurant Group, Inc. *	4,047	63,781
Sonic Corp. *	8,118	178,028
Texas Roadhouse, Inc., Class A * (a)	4,934	59,603
Triarc Companies, Inc.	5,847	85,191
Trump Entertainment Resorts, Inc. * (a)	2,707	48,915

		2,366,235
Household Appliances - 0.19%
Consolidated Tomoka Land Company (a)	607	40,450
Drew Industries, Inc. * (a)	1,790	46,737
Jacuzzi Brands, Inc. *	7,392	73,329
Lifetime Brands, Inc.	1,261	25,170
National Presto Industries, Inc.	555	30,192
Technical Olympic USA, Inc. (a)	1,952	23,736

		239,614
Household Products - 0.48%
Blyth, Inc.	2,562	55,032
Central Garden & Pet Company * (a)	2,088	91,517
iRobot Corp. * (a)	1,160	20,532
Martha Stewart Living
Omnimedia, Inc., Class A * (a)	2,444	46,241
Select Comfort Corp. * (a)	5,061	100,461
Smith & Wesson Holding Corp. * (a)	2,767	27,393
Tempur-Pedic International, Inc. * (a)	4,685	75,194
Tupperware Brands Corp.	5,833	105,052
TurboChef Technologies, Inc. * (a)	1,281	12,925
WD-40 Company	1,810	62,898

		597,245
Housing & Urban Development - 0.02%
Cavco Industries, Inc. *	750	25,515
Industrial Machinery - 1.54%
Actuant Corp., Class A (a)	2,590	116,809
Albany International Corp., Class A	2,593	90,548
Badger Meter, Inc. (a)	1,449	37,920
Briggs & Stratton Corp.	4,807	135,317
Cascade Corp.	1,208	45,904
Ceradyne, Inc. * (a)	2,541	111,982
Circor International, Inc.	1,692	48,543
Cognex Corp.	4,392	112,128
Dionex Corp. *	1,937	97,663
Energy Conversion Devices, Inc. * (a)	3,655	128,108
EnPro Industries, Inc. *	2,037	64,043
Flow International Corp. * (a)	3,611	47,521
Gehl Company *	1,050	27,405
Gorman Rupp Company (a)	1,068	31,773
H&E Equipment Services, Inc. *	1,108	28,886
Kadant, Inc. *	1,468	38,726
Lindsay Manufacturing Company	1,255	35,793
Lufkin Industries, Inc.	1,408	88,704
NACCO Industries, Inc., Class A	518	69,168

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Industrial Machinery (continued)
NATCO Group, Inc. *	1,437	$52,494
OYO Geospace Corp. *	444	26,724
Presstek, Inc. * (a)	3,088	25,352
Raser Technologies, Inc. * (a)	2,127	7,657
Robbins & Myers, Inc.	1,305	37,584
Rofin Sinar Technologies, Inc. *	1,482	81,154
Tecumseh Products Company, Class A * (a)	1,735	25,765
Tennant Company	1,610	43,567
The Middleby Corp. *	659	51,758
Tredegar Industries, Inc.	3,296	54,384
Valmont Industries, Inc.	1,724	89,924
Watts Water Technologies, Inc., Class A (a)	2,410	74,734

		1,928,038
Industrials - 0.14%
Brookfield Homes Corp. (a)	1,189	28,060
Clean Harbors, Inc. *	1,497	62,560
GrafTech International, Ltd. *	9,433	51,410
Intevac, Inc. *	2,025	34,020

		176,050
Insurance - 2.31%
21st Century Insurance Group	3,307	49,704
Alfa Corp.	3,388	57,257
American Equity Investment Life Holding
Company (a)	5,465	63,230
American Physicians Capital, Inc. *	795	39,217
Argonaut Group, Inc. *	3,052	93,849
Capital Title Group, Inc. *	3,223	25,043
CNA Surety Corp. *	1,688	33,591
Commerce Group, Inc.	5,297	157,798
Direct General Corp.	1,806	24,056
Donegal Group, Inc.	1,606	29,856
Enstar Group, Inc. * (a)	391	37,106
FBL Financial Group, Inc., Class A	1,464	48,546
FPIC Insurance Group, Inc. *	1,153	47,550
Harleysville Group, Inc.	1,421	51,142
Hilb, Rogal and Hamilton Company	3,460	149,714
Horace Mann Educators Corp.	4,279	78,563
Infinity Property & Casualty Corp.	2,073	78,670
James River Group, Inc. *	1,053	29,684
LandAmerica Financial Group, Inc. (a)	1,658	104,852
Meadowbrook Insurance Group, Inc. *	2,672	27,629
Midland Company	1,206	49,928
National Interstate Corp.	1,599	44,404
National Western Life Insurance Company,
Class A *	259	59,648
Navigators Group, Inc. *	1,312	60,457
Ohio Casualty Corp.	6,135	159,203
Phoenix Companies, Inc.	10,711	158,094
PMA Capital Corp., Class A *	3,561	33,295
Presidential Life Corp.	2,164	51,006
ProAssurance Corp. *	3,040	152,912

The accompanying notes are an integral part of the financial statements. 337

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Insurance (continued)
RLI Corp.	2,219	$108,509
Safety Insurance Group, Inc.	1,438	73,942
SCPIE Holdings, Inc. *	1,254	29,858
SeaBright Insurance Holdings, Inc. *	1,838	23,269
Selective Insurance Group, Inc.	2,693	140,090
State Auto Financial Corp.	1,471	46,101
Stewart Information Services Corp.	1,693	57,748
Tower Group, Inc.	1,691	49,310
Triad Guaranty, Inc. *	1,159	58,263
U.S.I. Holdings Corp. * (a)	4,492	60,058
United Fire & Casualty Company	2,055	57,499
Universal American Financial Corp. *	3,724	57,089
Zenith National Insurance Corp.	3,538	133,736

		2,891,476
International Oil - 0.15%
ATP Oil & Gas Corp. *	1,956	76,480
Callon Petroleum Company *	2,097	32,441
Parker Drilling Company *	10,404	73,868

		182,789
Internet Content - 0.62%
Audible, Inc. * (a)	2,587	20,541
CMGI, Inc. * (a)	43,851	48,675
CNET Networks, Inc. * (a)	14,137	133,312
Digitas, Inc. *	8,532	76,276
Harris Interactive, Inc. *	5,574	30,824
InfoSpace, Inc. *	2,966	65,934
Internet Cap Group, Inc. *	3,874	34,866
Jupitermedia Corp. * (a)	2,293	16,372
Move, Inc. * (a)	9,450	43,281
NetFlix, Inc. * (a)	3,728	74,597
ProQuest Company *	2,506	33,605
RightNow Technologies, Inc. * (a)	1,527	23,455
Safeguard Scientifics, Inc. * (a)	12,315	24,261
Schawk, Inc., Class A (a)	1,582	30,279
Sohu.com, Inc. *	2,458	53,609
The Knot, Inc. *	1,509	26,287
TheStreet.com, Inc.	1,951	20,993
WebSideStory, Inc. * (a)	1,869	23,680

		780,847
Internet Retail - 0.22%
Ariba, Inc. * (a)	7,108	58,854
Blue Nile, Inc. * (a)	1,394	47,842
Drugstore.com, Inc. * (a)	8,274	26,229
Overstock.com, Inc. * (a)	1,150	21,747
Priceline.com, Inc. *	2,405	80,303
Stamps.com, Inc. * (a)	1,785	33,986

		268,961
Internet Service Provider - 0.42%
C-COR.net Corp. *	4,667	37,103
Cogent Communications Group, Inc. *	2,186	20,286
Covad Communications Group, Inc. * (a)	27,923	42,443

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Internet Service Provider
(continued)
Earthlink, Inc. *	12,569	$92,382
NETGEAR, Inc. *	3,134	61,646
Online Resources Corp. *	2,437	25,905
Redback Networks, Inc. * (a)	5,231	97,506
Terremark Worldwide, Inc. * (a)	3,736	20,025
TriZetto Group, Inc. *	4,104	56,307
United Online, Inc.	6,101	69,978

		523,581
Internet Software - 1.22%
Agile Software Corp. *	5,739	33,114
Art Technology Group, Inc. *	10,820	29,647
Chordiant Software, Inc. *	8,444	22,546
Click Commerce, Inc. * (a)	1,113	20,379
Cybersource Corp. *	3,013	32,992
DealerTrack Holdings, Inc. *	1,044	22,707
Digital River, Inc. * (a)	3,736	181,345
eResearch Technology, Inc. * (a)	4,736	41,251
Internet Security Systems, Inc. *	3,719	102,868
Interwoven, Inc. *	4,166	45,701
Lionbridge Technologies, Inc. *	5,759	41,004
NIC, Inc. * (a)	4,074	21,307
Openwave Systems, Inc. * (a)	8,893	71,944
RealNetworks, Inc. *	10,104	111,447
RSA Security, Inc. *	7,139	198,821
S1 Corp. *	7,041	35,839
Safenet, Inc. * (a)	2,433	45,740
Sapient Corp. *	7,714	37,567
Stellent, Inc.	2,942	31,509
TIBCO Software, Inc. *	19,847	155,997
VASCO Data Security International, Inc. * (a)	2,587	23,283
Vignette Corp. *	2,894	40,024
WebEx Communications, Inc. *	3,950	141,015
WebMethods, Inc. *	5,185	40,910

		1,528,957
Investment Companies - 0.44%
Apollo Investment Corp.	7,753	154,828
Ares Cap Corp.	3,853	65,694
Capital Southwest Corp. (a)	331	36,182
GAMCO Investors, Inc. (a)	670	25,681
Gladstone Capital Corp. (a)	1,758	39,801
Harris & Harris Group, Inc. * (a)	2,268	26,626
MCG Capital Corp. (a)	5,169	82,911
Medallion Financial Corp.	1,909	22,316
MVC Capital, Inc. *	1,979	27,033
NGP Capital Resources Company (a)	2,263	32,044
Technology Investment Capital Corp.	2,494	37,310

		550,426
Leisure Time - 1.40%
Ambassadors International, Inc. (a)	877	29,344
Arctic Cat, Inc.	1,444	24,014

The accompanying notes are an integral part of the financial statements. 338

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Leisure Time (continued)
Bally Technologies, Inc. * (a)	4,969	$78,212
Bally Total Fitness Holding Corp. * (a)	4,402	13,206
Blockbuster, Inc., Class A * (a)	18,122	72,307
Bluegreen Corp. * (a)	2,214	25,350
Callaway Golf Company	7,231	96,968
Carmike Cinemas, Inc. (a)	1,369	25,587
Churchill Downs, Inc.	923	37,308
Dover Downs Gaming & Entertainment, Inc.	1,606	21,087
Gaylord Entertainment Company *	3,810	166,573
Isle of Capri Casinos, Inc. * (a)	1,536	31,304
K2, Inc. *	4,615	53,765
Lakes Gaming, Inc. * (a)	2,473	24,037
Life Time Fitness, Inc. *	2,909	130,701
Monarch Casino & Resort, Inc. *	1,110	21,057
Multimedia Games, Inc. * (a)	2,769	26,527
Parkervision, Inc. * (a)	1,823	11,248
Pinnacle Entertainment, Inc. *	4,520	116,526
Polaris Industries, Inc. (a)	3,914	149,123
Progressive Gaming International Corp. * (a)	3,518	25,998
RC2 Corp. *	2,021	67,966
Riviera Holdings Corp. *	1,210	24,018
Shuffle Master, Inc. * (a)	3,325	92,535
Six Flags, Inc. *	6,635	34,635
Speedway Motorsports, Inc.	1,533	57,135
Steinway Musical Instruments, Inc. *	931	23,852
The Nautilus Group, Inc. (a)	3,131	38,762
Topps, Inc.	3,859	33,689
Vail Resorts, Inc. *	2,885	108,534
West Marine, Inc. * (a)	1,637	22,378
WMS Industries, Inc. * (a)	2,577	69,063

		1,752,809
Life Sciences - 0.21%
American Ecology Corp.	1,552	30,155
Dawson Geophysical Company * (a)	921	25,171
Incyte Corp. * (a)	8,015	40,957
Ionatron, Inc. * (a)	3,129	19,181
Pharmanet Development Group, Inc. *	1,781	34,854
Senomyx, Inc. *	2,815	43,632
Symyx Technologies, Inc. *	3,203	73,349

		267,299
Liquor - 0.08%
Boston Beer Company, Inc. *	1,078	34,625
Central European Distribution Corp. * (a)	3,024	69,643

		104,268
Manufacturing - 1.25%
Acuity Brands, Inc.	4,236	181,004
American Railcar Industries, Inc.	908	27,503
AptarGroup, Inc.	3,332	171,598
Barnes Group, Inc.	3,554	58,357
Blout International, Inc. *	3,730	33,756
Coherent, Inc. *	2,939	106,568

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Manufacturing (continued)
ESCO Technologies, Inc. *	2,424	$123,721
Freightcar America, Inc. (a)	689	40,100
Gen Tek, Inc. *	1,125	33,626
Goodman Global, Inc. *	2,292	28,856
Hexcel Corp. * (a)	8,796	132,116
Input/Output, Inc. * (a)	6,643	66,231
Insteel Industries, Inc.	1,363	28,405
Kaydon Corp.	2,688	102,440
Lancaster Colony Corp.	2,409	106,333
Mine Safety Appliances Company (a)	2,948	104,507
Nordson Corp.	2,813	112,633
Radyne Corp. *	1,966	24,025
Raven Industries, Inc. (a)	1,582	44,185
Reddy Ice Holdings, Inc.	1,757	41,676

		1,567,640
Medical-Hospitals - 0.59%
Advanced Magnetics, Inc. * (a)	801	29,357
AmSurg Corp. *	2,910	70,044
Centene Corp. * (a)	4,081	63,051
Cepheid, Inc. * (a)	5,235	42,665
DexCom, Inc. * (a)	1,710	21,956
EV3, Inc. * (a)	1,437	21,857
Hana Biosciences, Inc. *	2,949	21,823
Hythiam, Inc. * (a)	2,917	16,364
IRIS International, Inc. *	1,884	18,482
MWI Veterinary Supply, Inc. *	559	19,403
Neurometrix, Inc. * (a)	1,210	32,803
Novavax, Inc. * (a)	6,230	26,353
Psychiatric Solutions, Inc. *	5,041	161,362
RehabCare Group, Inc. *	1,797	26,380
Sunrise Senior Living, Inc. * (a)	4,197	123,854
Vital Images, Inc. *	1,306	38,344

		734,098
Metal & Metal Products - 0.61%
A. M. Castle & Company	985	27,836
Ampco-Pittsburgh Corp.	776	22,380
Dynamic Materials Corp. (a)	1,128	41,251
Gibraltar Industries, Inc.	2,318	56,096
L.B. Foster Company * (a)	1,121	25,054
Ladish Company, Inc. *	1,352	47,279
Matthews International Corp., Class A	3,113	110,823
Metal Management, Inc.	2,523	64,538
Mueller Industries, Inc.	3,499	134,082
Mueller Water Products, Inc. *	2,494	42,398
NN, Inc.	2,248	28,235
Quanex Corp.	3,551	121,906
RBC Bearings, Inc. *	2,041	43,412

		765,290
Mining - 0.68%
Alpha Natural Resources, Inc. * (a)	4,858	88,076
AMCOL International Corp. (a)	2,093	48,599

The accompanying notes are an integral part of the financial statements. 339

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Mining (continued)
Brush Engineered Materials, Inc. *	1,870	$49,966
Cleveland-Cliffs, Inc. (a)	4,162	151,788
Coeur d'Alene Mines Corp. * (a)	26,160	142,049
Compass Minerals International, Inc.	3,099	82,836
Hecla Mining Company * (a)	11,270	73,368
RTI International Metals, Inc. * (a)	2,151	93,289
Stillwater Mining Company *	3,858	36,381
USEC, Inc.	8,198	82,882

		849,234
Mobile Homes - 0.13%
Fleetwood Enterprises, Inc. * (a)	6,081	42,749
Skyline Corp.	771	30,077
Winnebago Industries, Inc. (a)	3,095	90,374

		163,200
Newspapers - 0.11%
Journal Register Company	4,070	29,711
Lee Enterprises, Inc.	4,365	108,077

		137,788
Office Furnishings & Supplies - 0.57%
Acco Brands Corp. *	4,262	92,315
Global Imaging Systems, Inc. *	5,064	111,053
Herman Miller, Inc.	6,210	175,370
IKON Office Solutions, Inc.	10,415	148,414
Knoll, Inc.	3,142	56,022
United Stationers, Inc. *	2,949	135,153

		718,327
Paper - 0.46%
Bowater, Inc. (a)	5,172	117,560
Buckeye Technologies, Inc. *	4,027	32,739
Chesapeake Corp.	2,141	31,044
Mercer International, Inc. * (a)	3,052	28,841
Neenah Paper, Inc.	1,526	51,228
P.H. Glatfelter Company	4,256	61,074
Potlatch Corp.	3,621	138,720
Rock-Tenn Company, Class A	3,086	59,622
Wausau-Mosinee Paper Corp.	4,370	59,476

		580,304
Petroleum Services - 1.44%
Atwood Oceanics, Inc. *	2,553	109,779
Basic Energy Services, Inc. *	1,209	34,577
Bronco Drilling Company, Inc. * (a)	1,377	26,728
Dril-Quip, Inc. *	1,048	80,476
Grey Wolf, Inc. * (a)	18,349	134,131
Gulfmark Offshore, Inc. *	1,596	48,439
Hercules Offshore, Inc. *	1,960	62,563
Hornbeck Offshore Services, Inc. *	2,339	78,614
Lone Star Technologies, Inc. *	2,909	131,865
Metretek Technologies, Inc. * (a)	1,688	19,260
Newpark Resources, Inc. *	8,499	47,084
PetroHawk Energy Corp. *	13,457	150,046

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Petroleum Services (continued)
Petroleum Development Corp. *	1,591	$67,936
Pioneer Drilling Company *	3,959	55,782
Rentech, Inc. *	13,145	68,880
RPC, Inc. (a)	2,034	41,575
Superior Well Services, Inc. * (a)	1,157	24,910
Universal Compression Holdings, Inc. *	2,867	156,051
Veritas DGC, Inc. *	3,367	200,572
Warrior Energy Service Corp. *	1,109	21,182
W-H Energy Services, Inc. *	2,794	141,013
World Fuel Services Corp.	2,630	94,785

		1,796,248
Pharmaceuticals - 2.20%
Adams Respiratory Therapeutics, Inc. * (a)	2,881	117,545
Adolor Corp. *	4,269	106,512
ADVENTRX Pharmaceuticals, Inc. * (a)	5,876	21,447
Akorn, Inc. * (a)	4,808	18,751
Alexion Pharmaceuticals, Inc. * (a)	2,978	111,824
Alkermes, Inc. *	8,286	135,476
American Oriental Bioengineering, Inc. *	4,554	24,182
Andrx Corp. *	6,968	166,117
Array BioPharma, Inc. *	3,947	33,471
Atherogenics, Inc. *	3,734	52,276
Auxilium Pharmaceuticals, Inc. * (a)	2,103	18,233
AVANIR Pharmaceuticals * (a)	3,276	23,161
AVI BioPharma, Inc. * (a)	5,376	22,203
Bentley Pharmaceuticals, Inc. * (a)	2,017	22,631
Biocryst Pharmaceuticals, Inc. * (a)	2,308	23,588
Bradley Pharmaceuticals, Inc., Class A * (a)	1,597	23,652
Connetics Corp. *	3,310	35,880
Cubist Pharmaceuticals, Inc. *	5,107	119,810
Encysive Pharmaceuticals, Inc. * (a)	5,812	25,631
Hi-Tech Pharmacal Company, Inc. *	976	16,699
Idenix Pharmaceuticals, Inc. * (a)	2,431	24,577
Indevus Pharmaceuticals, Inc. * (a)	5,349	33,806
Isis Pharmaceuticals, Inc. * (a)	6,964	53,205
Medicis Pharmaceutical Corp., Class A (a)	5,113	149,760
Nastech Pharmaceutical Company, Inc. * (a)	2,124	32,242
Noven Pharmaceuticals, Inc. * (a)	2,304	57,508
NPS Pharmaceuticals, Inc. *	4,801	21,412
Nuvelo, Inc. *	4,877	101,003
Onyx Pharmaceuticals, Inc. * (a)	3,875	58,551
OSI Pharmaceuticals, Inc. * (a)	5,356	199,618
Par Pharmaceutical Companies, Inc. * (a)	3,327	59,720
Penwest Pharmaceuticals Company *	2,184	39,094
Peregrine Pharmaceuticals, Inc. * (a)	18,361	25,338
Pharmion Corp. *	2,292	42,585
Pozen, Inc. * (a)	2,549	31,633
Prestige Brands Holdings, Inc. *	3,251	32,575
Regeneron Pharmaceuticals, Inc. *	4,287	68,078
Renovis, Inc. * (a)	2,098	30,924
Rigel Pharmaceuticals, Inc. * (a)	2,504	24,840

The accompanying notes are an integral part of the financial statements. 340

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Pharmaceuticals (continued)
Salix Pharmaceuticals, Ltd. *	4,400	$59,004
Santarus, Inc. * (a)	4,534	36,363
Sciele Pharma, Inc. * (a)	2,761	48,317
Supergen, Inc. * (a)	4,675	22,767
United Therapeutics Corp. *	2,214	120,862
Valeant Pharmaceuticals International	8,751	172,045
ViroPharma, Inc. *	6,491	81,202

		2,746,118
Plastics - 0.11%
AEP Industries, Inc. *	762	33,376
PW Eagle, Inc. (a)	1,029	35,881
Spartech Corp.	3,080	69,392

		138,649
Publishing - 0.58%
American Greetings Corp., Class A (a)	5,013	122,919
Consolidated Graphics, Inc. *	1,109	68,958
Courier Corp.	1,063	39,161
Media General, Inc., Class A	2,098	82,493
Playboy Enterprises, Inc., Class B * (a)	2,328	22,163
PRIMEDIA, Inc. * (a)	19,214	32,664
Readers Digest Association, Inc., Class A (a)	9,124	116,878
Scholastic Corp. *	3,365	101,152
Sun-Times Media Group, Inc.	7,440	55,874
Valassis Communications, Inc. *	4,496	88,661

		730,923
Railroads & Equipment - 0.38%
Florida East Coast Indiana, Inc. (a)	3,318	180,566
Genesee & Wyoming, Inc., Class A *	3,418	85,074
Greenbrier Company, Inc. (a)	1,326	36,836
RailAmerica, Inc. *	3,963	39,987
Wabtec Corp.	4,553	128,440

		470,903
Real Estate - 7.01%
Aames Investment Corp., REIT (a)	5,037	20,198
Acadia Realty Trust, REIT	3,176	78,257
Affordable Residential Communities, REIT *	3,421	35,510
Alexander's, Inc., REIT *	198	56,974
Alexandria Real Estate Equities, Inc., REIT	2,133	209,077
American Campus Communities, Inc., REIT	1,847	47,967
American Financial Realty Trust, REIT	12,082	138,581
American Home Mortgage Investment Corp.,
REIT (a)	4,137	131,143
Anthracite Capital, Inc., REIT	5,737	73,720
Anworth Mortgage Asset Corp., REIT	4,874	38,163
Ashford Hospitality Trust, Inc., REIT	5,657	67,714
Avatar Holdings, Inc., REIT * (a)	627	34,560
BioMed Realty Trust, Inc., REIT	5,256	163,672
California Coastal Communities, Inc., REIT *	1,135	34,788
Capital Lease Funding, Inc., REIT	3,557	40,656
Cedar Shopping Centers, Inc., REIT	3,202	49,247
Corporate Office Properties Trust, REIT	3,142	147,580

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Real Estate (continued)
Cousins Properties, Inc., REIT	3,627	$124,660
Crescent Real Estate Equities Company, REIT	7,298	158,002
Deerfield Triarc Capital Corp., REIT	5,174	68,607
DiamondRock Hospitality Company, REIT	6,186	103,925
Digital Realty Trust, Inc., REIT	1,727	51,655
EastGroup Properties, Inc., REIT	2,215	112,987
Education Realty Trust, Inc., REIT (a)	2,660	37,692
Entertainment Properties Trust, REIT	2,588	129,038
Equity Inns, Inc., REIT	5,215	80,207
Equity Lifestyle Properties, Inc., REIT	1,910	85,625
Equity One, Inc., REIT	3,622	91,093
Extra Space Storage, Inc., REIT	4,404	77,070
FelCor Lodging Trust, Inc., REIT	5,656	121,321
Fieldstone Investment Corp., REIT	4,830	41,490
First Industrial Realty Trust, Inc., REIT (a)	4,195	181,727
First Potomac Realty Trust, REIT	2,317	71,850
Franklin Street Properties Corp., REIT (a)	4,683	88,040
Getty Realty Corp., REIT (a)	1,809	54,451
Glenborough Realty Trust, Inc., REIT (a)	3,152	81,353
Glimcher Realty Trust, REIT (a)	3,619	88,304
GMH Communities Trust, REIT	3,861	49,382
Gramercy Captial Corp., REIT	1,907	51,680
Healthcare Realty Trust, Inc., REIT (a)	4,498	162,648
Heritage Property Investment Trust, REIT	2,563	93,191
Hersha Hospitality Trust, REIT (a)	4,052	40,804
Highland Hospitality Corp., REIT	5,688	78,324
Highwoods Properties, Inc., REIT	5,043	190,323
Home Properties, Inc., REIT	3,227	183,552
HomeBanc Corp., Georgia, REIT (a)	5,757	38,572
Impac Mortgage Holdings, Inc., REIT (a)	7,216	65,593
Inland Real Estate Corp., REIT (a)	6,616	106,848
Innkeepers USA Trust, REIT	4,126	68,327
Jer Investors Trust, Inc., REIT	2,922	48,768
Kite Realty Group Trust, REIT	3,067	49,961
KKR Financial Corp., REIT	7,503	179,397
LaSalle Hotel Properties, REIT	3,751	164,819
Lexington Corporate Property Trust, REIT	5,064	106,445
LTC Properties, Inc., REIT	2,467	58,764
Luminent Mortgage Capital, Inc., REIT	4,001	40,530
Maguire Properties, Inc., REIT	3,545	141,481
Medical Properties Trust, Inc., REIT	4,081	54,645
MFA Mortgage Investments, Inc., REIT	7,732	54,356
Mid-America Apartment Communities, Inc.,
REIT	2,270	137,108
MortgageIT Holdings, Inc., REIT (a)	2,851	41,282
National Health Investments, Inc., REIT	2,337	63,894
National Retail Properties, Inc., REIT	5,593	124,388
Nationwide Health Properties, Inc., REIT	7,047	183,645
Newcastle Investment Corp., REIT	4,273	117,337
Newkirk Realty Trust, Inc., REIT	2,180	36,624
NorthStar Realty Finance Corp., REIT	4,252	50,981
Novastar Financial, Inc., REIT (a)	3,106	91,503

The accompanying notes are an integral part of the financial statements. 341

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Real Estate (continued)
Omega Healthcare Investors, REIT	5,580	$82,417
Parkway Properties, Inc., REIT	1,406	68,922
Pennsylvania Real Estate
Investment Trust, REIT (a)	3,454	146,173
Post Properties, Inc., REIT	3,975	191,595
PS Business Parks, Inc., REIT	1,545	94,430
RAIT Investment Trust, REIT	2,707	75,742
Ramco-Gershenson Properties Trust, REIT (a)	1,884	60,288
Realty Income Corp., REIT (a)	7,788	191,507
Redwood Trust, Inc., REIT	1,885	91,686
Republic Property Trust, REIT	3,083	33,820
Saul Centers, Inc., REIT	1,134	49,510
Saxon Capital, Inc., REIT	4,927	68,535
Senior Housing Properties Trust, REIT	6,092	123,972
Sovran Self Storage, Inc., REIT	1,725	93,288
Spirit Finance Corp., REIT	9,200	104,420
Strategic Hotel Cap, Inc., REIT	6,822	139,169
Sun Communities, Inc., REIT	1,931	62,159
Sunstone Hotel Investors, Inc., REIT	5,436	162,536
Tanger Factory Outlet Centers, Inc., REIT	3,049	109,154
The Mills Corp., REIT (a)	5,185	93,226
Trammell Crow Company, REIT *	3,417	117,613
Trustreet Properties, Inc., REIT (a)	6,499	79,093
Universal Health Realty Income Trust, REIT	1,588	57,628
Urstadt Biddle Properties, Inc., REIT	2,776	47,803
U-Store-It Trust, REIT	4,418	88,007
Washington Real Estate Investment Trust,
REIT (a)	4,263	173,163
Windrose Medical Properties Trust, REIT	2,611	39,531
Winston Hotels, Inc., REIT	3,143	37,433

		8,774,896
Retail - 0.14%
Books-A-Million, Inc. (a)	1,667	26,589
Core-Mark Holding Company, Inc. * (a)	1,050	32,823
Tween Brands, Inc. *	3,214	109,469

		168,881
Retail Grocery - 0.39%
Ingles Markets, Inc.	1,447	37,043
Nash-Finch Company (a)	1,376	31,442
Pathmark Stores, Inc. *	5,107	49,589
Ruddick Corp.	3,882	100,117
Smart & Final, Inc. *	1,510	25,021
The Great Atlantic & Pacific Tea Company,
Inc. * (a)	1,796	41,182
United Natural Foods, Inc. *	4,045	117,507
Weis Markets, Inc. (a)	978	38,641
Wild Oats Markets, Inc. * (a)	2,791	45,605

		486,147
Retail Trade - 3.66%
99 Cents Only Stores * (a)	4,527	51,427
A.C. Moore Arts & Crafts, Inc. * (a)	1,630	28,981

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Retail Trade (continued)
Aaron Rents, Inc., Class B	4,192	$98,135
Aeropostale, Inc. *	5,172	131,369
Big 5 Sporting Goods Corp.	2,274	44,639
Big Lots, Inc. * (a)	10,677	195,923
Borders Group, Inc.	6,142	117,497
Build A Bear Workshop, Inc. *	1,463	31,937
Building Materials Holding Corp. (a)	2,742	71,621
Cabela's, Inc. * (a)	3,076	61,766
Cache, Inc. *	1,511	23,919
Casey's General Stores, Inc.	4,814	113,803
Cash America International, Inc.	2,817	103,863
Casual Male Retail Group, Inc. * (a)	3,119	35,089
Cato Corp., Class A	2,983	69,295
Charlotte Russe Holding, Inc. * (a)	1,499	40,023
Charming Shoppes, Inc. *	11,706	154,051
Childrens Place Retail Stores, Inc. *	2,152	124,751
Christopher & Banks Corp.	3,497	85,152
Citi Trends, Inc. * (a)	650	20,430
Conn's, Inc. * (a)	844	16,838
Cost Plus, Inc. * (a)	2,254	22,946
DSW, Inc., Class A * (a)	1,586	44,392
Finish Line, Inc.	4,242	47,214
First Cash Financial Services, Inc. *	2,769	57,678
Fossil, Inc. * (a)	4,146	78,028
Fred's, Inc., Class A	3,892	51,024
Gaiam, Inc., Class A * (a)	1,765	20,333
Genesco, Inc. *	2,224	61,116
Guitar Center, Inc. *	2,516	95,356
Haverty Furniture Companies, Inc. (a)	2,408	33,832
Hibbett Sporting Goods, Inc. *	3,474	85,217
Hot Topic, Inc. * (a)	4,273	42,217
Jo Ann Stores, Inc. * (a)	2,342	34,685
Longs Drug Stores Corp.	3,024	137,380
Marinemax, Inc. * (a)	1,612	36,641
NBTY, Inc. *	5,216	166,182
New York & Company, Inc. *	2,108	24,073
Pacific Sunwear of California, Inc. *	6,941	92,732
Pantry, Inc. *	2,171	101,733
Payless ShoeSource, Inc. *	6,311	148,056
PETCO Animal Supplies, Inc. *	5,493	154,628
Pier 1 Imports, Inc. (a)	8,242	52,666
Regis Corp.	4,335	159,051
Rent-A-Center, Inc. *	6,608	179,077
Restoration Hardware, Inc. * (a)	3,247	22,826
Retail Ventures, Inc. * (a)	1,987	28,474
School Specialty, Inc. * (a)	2,266	80,964
Shoe Carnival, Inc. *	960	21,946
Sonic Automotive, Inc. (a)	2,904	61,420
Spectrum Brands, Inc. * (a)	3,539	28,170
Stein Mart, Inc.	2,712	32,246
Steven Madden, Ltd. *	2,019	74,400
Talbots, Inc. (a)	2,125	46,771

The accompanying notes are an integral part of the financial statements. 342

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Retail Trade (continued)
The Buckle, Inc.	1,017	$34,476
The Dress Barn, Inc. *	4,411	77,854
The Men's Wearhouse, Inc.	4,525	160,411
The Wet Seal, Inc., Class A * (a)	6,723	38,388
The Yankee Candle, Inc.	3,875	100,169
Tuesday Morning Corp. (a)	2,889	38,944
ValueVision Media, Inc., Class A *	3,194	35,262
Zale Corp. *	4,565	122,114
Zumiez, Inc. * (a)	1,398	31,161

		4,582,762
Sanitary Services - 0.24%
Casella Waste Systems, Inc., Class A *	2,343	27,577
Darling International, Inc. *	7,050	29,117
Insituform Technologies, Inc., Class A *	2,596	59,578
Synagro Technologies, Inc. (a)	6,455	25,755
Waste Connections, Inc. *	4,147	152,485

		294,512
Semiconductors - 2.91%
Actel Corp. *	2,677	41,547
Advanced Analogic Technologies, Inc. *	3,588	34,158
Advanced Energy Industries, Inc. *	3,376	48,513
American Superconductor Corp. * (a)	3,323	33,130
Amis Holdings, Inc. *	4,184	38,116
Amkor Technology, Inc. *	9,657	54,755
Applied Micro Circuits Corp. *	27,649	75,482
Asyst Technologies, Inc. *	4,680	35,053
ATMI, Inc. *	3,540	102,200
Axcelis Technologies, Inc. *	9,586	60,296
Brooks Automation, Inc. *	7,068	98,245
Cirrus Logic, Inc. *	8,305	60,793
Conexant Systems, Inc. * (a)	45,275	93,266
Credence Systems Corp. * (a)	10,004	25,310
Cymer, Inc. *	3,638	149,704
Diodes, Inc. *	1,876	70,237
DSP Group, Inc. *	2,944	72,040
Emcore Corp. * (a)	3,959	29,890
Emulex Corp. *	7,934	137,417
Entegris, Inc. *	12,983	140,995
Exar Corp. *	3,103	43,380
FormFactor, Inc. *	4,329	208,918
Genesis Microchip, Inc. * (a)	3,339	43,140
Hittite Microwave Corp. *	1,245	56,249
Ikanos Communications, Inc. *	2,101	26,809
International Displayworks, Inc. * (a)	4,761	27,852
IXYS Corp. *	2,873	25,225
Kopin Corp. * (a)	6,967	26,126
Kulicke & Soffa Industries, Inc. * (a)	5,417	42,632
Lattice Semiconductor Corp. *	10,842	79,363
LTX Corp. * (a)	5,898	29,903
Mattson Technology, Inc. *	5,026	39,354
Micrel, Inc. *	6,870	68,837

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Semiconductors (continued)
Microsemi Corp. *	6,714	$186,448
Microtune, Inc. *	5,231	31,491
MIPS Technologies, Inc., Class A *	4,396	30,596
MKS Instruments, Inc. *	3,425	71,548
Netlogic Microsystems, Inc. * (a)	1,512	44,619
OmniVision Technologies, Inc. * (a)	5,031	83,515
ON Semiconductor Corp. * (a)	14,368	86,352
Pericom Semiconductor Corp. *	3,127	29,081
Photronics, Inc. *	3,933	57,068
PLX Technology, Inc. * (a)	2,527	27,089
Power Integrations, Inc. *	44	810
Rudolph Technologies, Inc. *	2,353	42,119
Semitool, Inc. * (a)	2,384	26,033
Semtech Corp. *	6,834	89,320
Silicon Image, Inc. *	7,724	89,676
Skyworks Solutions, Inc. * (a)	15,053	69,695
Tessera Technologies, Inc. * (a)	4,361	143,477
TranSwitch Corp. * (a)	13,020	23,176
Triquint Semiconductor, Inc. *	13,253	65,337
Ultratech, Inc. * (a)	2,304	33,708
Varian Semiconductor Equipment Associates,
Inc. *	5,392	190,391
Veeco Instruments, Inc. *	2,872	70,249
Volterra Semiconductor Corp. * (a)	1,890	28,501

		3,639,234
Shipbuilding - 0.03%
Maritrans, Inc. (a)	1,389	34,378
Software - 2.98%
Actuate Corp. *	5,955	22,510
Advent Software, Inc. *	2,071	67,825
Allscripts Healthcare Solution, Inc. * (a)	4,362	88,810
Altiris, Inc. *	2,254	50,940
American Reprographics Company *	2,500	76,300
ANSYS, Inc. *	3,122	145,922
Aspen Technology, Inc. *	4,646	51,849
Avid Technology, Inc. * (a)	3,988	158,842
Blackbaud, Inc.	4,151	95,930
Blackboard, Inc. * (a)	2,639	70,329
Borland Software Corp. *	7,515	44,188
Bottomline Technologies, Inc. *	2,100	21,189
CIBER, Inc. *	5,402	35,707
Concur Technologies, Inc. * (a)	3,103	43,225
Convera Corp. * (a)	2,935	18,285
Covansys Corp. *	2,985	51,223
Dendrite International, Inc. *	3,623	36,303
Eclipsys Corp. *	4,283	73,239
Emageon, Inc. * (a)	2,104	32,423
Epicor Software Corp. *	5,242	64,896
EPIQ Systems, Inc. * (a)	1,688	25,117
Equinix, Inc. * (a)	2,705	155,997
Hyperion Solutions Corp. *	5,578	184,743

The accompanying notes are an integral part of the financial statements. 343

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Software (continued)
i2 Technologies, Inc. * (a)	1,492	$24,320
Igate Corp. *	2,714	12,864
InfoUSA, Inc. *	3,328	27,489
Intermediate Telephone, Inc.	2,060	45,402
iPass, Inc. * (a)	6,304	28,746
JDA Software Group, Inc. *	2,839	47,099
Keane, Inc. * (a)	4,069	62,988
Lawson Software, Inc. *	11,755	78,288
Macrovision Corp. *	4,901	114,095
Magma Design Automation, Inc. * (a)	3,696	28,016
Manhattan Associates, Inc. *	2,638	61,228
Mantech International Corp. *	1,724	52,479
MapInfo Corp. *	2,286	28,346
McDATA Corp., Class A *	14,607	62,664
MicroStrategy, Inc., Class A * (a)	954	87,005
Midway Games, Inc. * (a)	3,423	31,492
Monolithic Power Systems, Inc. *	2,308	20,911
MRO Software, Inc. *	1,943	49,916
Neoware Systems, Inc. * (a)	1,973	25,452
Nuance Communications, Inc. * (a)	11,868	93,164
Omnicell, Inc. * (a)	2,645	47,398
Open Solutions, Inc. *	1,963	57,987
Opnet Technologies, Inc. *	1,513	20,637
Opsware, Inc. * (a)	7,774	54,807
Packeteer, Inc. *	3,357	33,738
PDF Solutions, Inc. * (a)	2,158	27,968
Progress Software Corp. *	3,929	99,482
Quality Systems, Inc. *	1,565	62,757
Secure Computing Corp. * (a)	4,357	27,667
Smith Micro Software, Inc. * (a)	2,032	27,351
SPSS, Inc. *	1,865	47,315
Take-Two Interactive Software, Inc. * (a)	6,729	82,094
Taleo Corp. * (a)	1,432	15,050
THQ, Inc. *	5,999	154,774
Tradestation Group, Inc. * (a)	2,494	36,537
Transaction Systems Architects, Inc., Class A *	3,547	117,654
Ultimate Software Group, Inc. *	2,323	52,500
VA Software Corp. * (a)	6,269	23,446
Verint Systems, Inc. *	1,271	42,007
Websense, Inc. *	4,535	93,739

		3,722,664
Steel - 0.77%
AK Steel Holding Corp. *	10,382	130,917
Chaparral Steel Company *	2,187	156,196
NS Group, Inc. *	2,124	96,684
Olympic Steel, Inc.	854	23,613
Oregon Steel Mills, Inc. *	3,380	162,815
Ryerson, Inc. (a)	2,444	51,764
Schnitzer Steel Industries, Inc.	2,145	68,104
Steel Technologies, Inc.	1,214	26,999
Texas Industries, Inc.	2,164	101,578

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Steel (continued)
Wheeling-Pittsburgh Corp. * (a)	1,113	$19,611
Worthington Industries, Inc. (a)	6,828	130,483

		968,764
Telecommunications Equipment &
Services - 2.63%
ADTRAN, Inc.	6,433	159,989
Aeroflex, Inc. *	7,129	74,284
Alaska Communications Systems Group, Inc. (a)	4,244	58,525
Andrew Corp. *	14,987	138,630
Arris Group, Inc. *	10,094	115,677
At Road, Inc. * (a)	6,180	29,231
Atheros Communications, Inc. * (a)	4,875	79,316
Broadwing Corp. * (a)	7,217	82,635
Carrier Access Corp. *	2,267	20,448
Commonwealth Telephone Enterprises, Inc.	2,192	77,290
Commscope, Inc. *	5,444	159,019
Comtech Telecommunications Corp. *	2,174	71,155
Consolidated Communications Holdings, Inc.	2,487	42,652
CT Communications, Inc. (a)	1,981	45,642
Ditech Networks, Inc. *	3,269	28,800
Essex Corp. *	1,917	28,525
Fairpoint Communications, Inc.	2,816	46,042
FiberTower Corp. *	5,238	40,699
Finisar Corp. * (a)	21,503	79,776
First Avenue Networks, Inc. * (a)	0	0
General Communication, Inc. *	5,289	67,223
Golden Telecom, Inc.	2,104	64,172
Harmonic, Inc. *	7,129	44,271
InterDigital Communication Corp. * (a)	5,155	171,301
Iowa Telecommunications Services, Inc.	3,311	64,300
J2 Global Communications, Inc. * (a)	4,687	117,784
Loral Space & Communications, Inc. * (a)	1,167	29,992
Mastec, Inc. * (a)	3,828	44,367
MRV Communications, Inc. * (a)	12,120	30,179
Newport Corp. *	3,854	67,946
NTELOS Holdings Corp. *	1,582	21,721
Oplink Communications, Inc. *	1,629	31,977
Plantronics, Inc. (a)	4,422	79,242
Polycom, Inc. *	8,214	195,411
Powerwave Technologies, Inc. * (a)	10,505	79,628
Premiere Global Services, Inc. *	6,922	53,992
Price Communications Corp. *	4,417	80,743
RCN Corp. * (a)	2,785	72,048
SAVVIS, Inc. * (a)	3,099	77,506
Shenandoah Telecommunications Company	838	36,838
Sirenza Microdevices, Inc. * (a)	2,482	23,008
Sonus Networks, Inc. * (a)	23,770	115,522
Stratex Networks, Inc. * (a)	9,281	33,876
SureWest Communications (a)	1,601	30,387
Symmetricom, Inc. * (a)	4,544	33,898
Tekelec, Inc. * (a)	5,463	72,658
UTStarcom, Inc. * (a)	11,357	93,241

The accompanying notes are an integral part of the financial statements. 344

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Telecommunications Equipment &
Services (continued)
Viasat, Inc. *	2,123	$57,427
Vonage Holdings Corp. * (a)	2,941	25,028

		3,294,021
Telephone - 0.23%
Cbeyond Communications, Inc. * (a)	1,621	38,483
Cincinnati Bell, Inc. *	23,409	118,215
IDT Corp. * (a)	5,032	71,857
North Pittsburgh Systems, Inc. (a)	1,625	40,592
TALK America Holdings, Inc. * (a)	3,510	20,358

		289,505
Tires & Rubber - 0.12%
Bandag, Inc. (a)	1,181	44,949
Cooper Tire & Rubber Company (a)	5,844	57,446
Myers Indiana, Inc.	2,634	43,277

		145,672
Tobacco - 0.18%
Alliance One International, Inc.	9,111	36,717
Schweitzer Mauduit International, Inc.	1,661	31,559
Universal Corp.	2,429	93,832
Vector Group, Ltd. (a)	3,572	61,689

		223,797
Toys, Amusements & Sporting Goods - 0.11%
Jakks Pacific, Inc. * (a)	2,673	43,677
Marvel Entertainment, Inc. * (a)	4,462	95,665

		139,342
Transportation - 0.49%
American Commercial Lines, Inc. *	2,939	154,298
Atlas Air Worldwide Holdings, Inc. *	1,955	85,883
Bristow Group, Inc. *	2,271	84,731
Dynamex, Inc. * (a)	1,584	33,818
Marten Transport, Ltd. *	1,625	27,072
Pacer International, Inc.	3,684	101,421
PHI, Inc. *	1,369	42,781
Saia, Inc. *	1,517	46,648
U. S. Xpress Enterprises, Inc., Class A *	1,040	21,663
USA Truck, Inc. *	1,058	17,637

		615,952
Travel Services - 0.05%
Ambassadors Group, Inc.	2,048	57,610
Trucking & Freight - 0.84%
Arkansas Best Corp.	2,448	108,079
Celadon Group, Inc. *	2,306	42,730
EGL, Inc. *	3,016	92,199
Forward Air Corp.	3,049	97,995
Heartland Express, Inc.	5,866	94,325
Hub Group, Inc., Class A *	3,889	90,614
ID Systems, Inc. * (a)	1,234	27,420
Knight Transportation, Inc.	5,486	94,304
Navistar International Corp. *	5,871	134,681
Small Cap Index Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Trucking & Freight (continued)
Old Dominion Freight Lines, Inc. *	2,736	$87,333
Trico Marine Services, Inc. *	1,279	45,878
Wabash National Corp. (a)	3,078	42,446
Werner Enterprises, Inc. (a)	4,989	92,446

		1,050,450
Utility Service - 0.04%
SJW Corp.	1,619	49,137

TOTAL COMMON STOCKS (Cost $118,737,034)		$119,753,322

SHORT TERM INVESTMENTS - 29.90%
Federal Home Loan Mortgage Corp. Discount Notes
zero coupon due 10/10/2006	$1,800,000	$1,789,967
Federal National Mortgage Association
Discount Notes
zero coupon due 10/04/2006	1,500,000	1,492,939
Rabobank USA Finance Corp.
5.27% due 09/01/2006	1,470,000	1,470,000
State Street Navigator Securities Lending
Prime Portfolio (c)	32,157,578	32,157,578
United States Treasury Bills
zero coupon due 10/19/2006 ****	500,000	496,687

TOTAL SHORT TERM INVESTMENTS
(Cost $37,407,171)		$37,407,171

Total Investments (Small Cap Index Fund)
(Cost $156,144,205) - 125.63%		$157,160,493
Liabilities in Excess of Other Assets - (25.63)%		(32,064,055)

TOTAL NET ASSETS - 100.00%		$125,096,438

Small Cap Opportunities Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 94.01%
Aluminum - 0.85%
Century Aluminum Company * (a)	60,508	$2,100,233
Apparel & Textiles - 0.77%
Wolverine World Wide, Inc. (a)	75,014	1,892,603
Auto Parts - 3.55%
American Axle & Manufacturing Holdings, Inc. (a)	68,357	1,140,878
BorgWarner, Inc.	73,010	4,140,397
Commercial Vehicle Group, Inc. *	121,712	2,387,990
Noble International, Ltd. (a)	84,702	1,094,350

		8,763,615
Auto Services - 0.59%
Lithia Motors, Inc., Class A	22,680	578,794
Spartan Motors, Inc. *	51,271	881,861

		1,460,655
Automobiles - 1.28%
Rush Enterprises, Inc., Class A *	19,628	343,490

The accompanying notes are an integral part of the financial statements. 345

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

Small Cap Opportunities Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Automobiles (continued)
United Auto Group, Inc. (a)	138,014	$2,818,246

		3,161,736
Banking - 3.65%
Bank of the Ozarks, Inc. (a)	39,745	1,268,660
Capitol Bancorp, Ltd.	13,700	577,729
First Midwest BanCorp, Inc., Illinois	33,000	1,232,550
IBERIABANK Corp.	23,000	1,340,900
Mercantile Bank Corp.	28,900	1,171,028
Sterling Financial Corp., Spokane	36,500	1,206,690
SVB Financial Group *	23,100	1,043,889
UCBH Holdings, Inc.	40,000	725,600
Wintrust Financial Corp.	8,800	442,728

		9,009,774
Biotechnology - 0.54%
Techne Corp. *	26,200	1,333,580
Building Materials & Construction - 1.70%
Builders FirstSource, Inc. * (a)	196,149	2,981,465
Eagle Materials, Inc.	34,240	1,227,504

		4,208,969
Business Services - 0.84%
SRA International, Inc., Class A * (a)	73,700	2,064,337
Computers & Business Equipment - 3.96%
CACI International, Inc., Class A *	46,592	2,472,171
Digi International, Inc. *	239,402	3,174,471
Komag, Inc. * (a)	45,100	1,621,796
Sonic Solutions * (a)	168,105	2,523,256

		9,791,694
Construction & Mining Equipment - 1.48%
Pason Systems, Inc.	245,672	3,667,376
Construction Materials - 0.71%
Universal Forest Products, Inc. (a)	35,818	1,746,486
Crude Petroleum & Natural Gas - 1.08%
Cimarex Energy Company (a)	41,400	1,585,620
Unit Corp. *	20,631	1,087,460

		2,673,080
Domestic Oil - 1.22%
Brigham Exploration Company * (a)	130,157	915,004
Oil States International, Inc. * (a)	65,876	2,105,397

		3,020,401
Drugs & Health Care - 1.31%
Qiagen NV * (a)	124,400	1,798,824
West Pharmaceutical Services, Inc.	36,300	1,448,733

		3,247,557
Electrical Equipment - 2.83%
AMETEK, Inc.	99,295	4,257,770
FLIR Systems, Inc. * (a)	98,700	2,733,990

		6,991,760
Electrical Utilities - 0.60%
Allete, Inc.	24,041	1,104,443

Small Cap Opportunities Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Electrical Utilities (continued)
Pike Electric Corp. *	21,400	$375,356

		1,479,799
Electronics - 0.95%
NAM TAI Electronics, Inc.	64,200	962,358
TTM Technologies, Inc. *	108,732	1,398,293

		2,360,651
Energy - 2.68%
Headwaters, Inc. * (a)	50,318	1,113,034
New Jersey Resources Corp.	28,445	1,412,579
Southwestern Energy Company *	119,146	4,092,665

		6,618,278
Financial Services - 4.08%
Accredited Home Lenders Holding Company * (a)	82,840	2,645,081
Affiliated Managers Group, Inc. * (a)	48,320	4,471,050
Commercial Capital Bancorp, Inc.	100,280	1,593,449
Harbor Florida Bancshares, Inc.	31,100	1,377,419

		10,086,999
Gas & Pipeline Utilities - 0.15%
Atlas Pipeline Partners, L.P.	8,700	378,450
Healthcare Products - 2.45%
American Medical Systems Holdings, Inc. * (a)	82,600	1,450,456
Orthofix International NV *	24,734	971,799
Polymedica Corp. (a)	55,716	2,261,512
Respironics, Inc. *	37,176	1,372,166

		6,055,933
Homebuilders - 2.82%
Beazer Homes USA, Inc. (a)	23,200	934,960
Meritage Homes Corp. * (a)	66,300	2,714,985
Ryland Group, Inc. (a)	77,712	3,315,971

		6,965,916
Household Appliances - 1.16%
Drew Industries, Inc. * (a)	109,344	2,854,972
Household Products - 1.04%
Tempur-Pedic International, Inc. * (a)	160,348	2,573,585
Industrial Machinery - 4.60%
Actuant Corp., Class A (a)	52,257	2,356,791
Ceradyne, Inc. * (a)	89,612	3,949,201
FMC Technologies, Inc. *	20,983	1,234,220
Rush Enterprises, Inc., Class B *	94,165	1,541,481
The Middleby Corp. * (a)	29,256	2,297,766

		11,379,459
Insurance - 3.42%
American Equity Investment Life Holding
Company (a)	64,700	748,579
Aspen Insurance Holdings, Ltd.	86,610	2,141,865
Assured Guaranty, Ltd. (a)	54,153	1,448,593
Hub International, Ltd.	53,023	1,518,579
Max Re Capital, Ltd.	44,200	1,025,882

The accompanying notes are an integral part of the financial statements. 346

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

Small Cap Opportunities Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Insurance (continued)
Triad Guaranty, Inc. * (a)	31,143	$1,565,558

		8,449,056
Internet Service Provider - 1.34%
NETGEAR, Inc. * (a)	126,748	2,493,133
Tom Online, Inc., ADR * (a)	61,100	823,017

		3,316,150
Leisure Time - 1.18%
Penn National Gaming, Inc. *	87,949	2,912,871
Manufacturing - 2.11%
Carlisle Companies, Inc.	40,655	3,476,003
Raven Industries, Inc. (a)	62,526	1,746,351

		5,222,354
Medical-Hospitals - 0.73%
VCA Antech, Inc. *	50,868	1,801,745
Metal & Metal Products - 1.66%
Quanex Corp. (a)	62,950	2,161,073
Reliance Steel & Aluminum Company	59,484	1,949,291

		4,110,364
Mining - 1.35%
AMCOL International Corp. (a)	143,710	3,336,946
Mobile Homes - 2.14%
Thor Industries, Inc. (a)	79,078	3,335,510
Winnebago Industries, Inc. (a)	66,573	1,943,932

		5,279,442
Petroleum Services - 1.89%
Core Laboratories N.V. *	34,466	2,528,770
TETRA Technologies, Inc. *	77,360	2,151,382

		4,680,152
Real Estate - 19.84%
Aames Investment Corp., REIT (a)	332,447	1,333,113
American Home Mortgage Investment Corp.,
REIT (a)	171,543	5,437,913
Anthracite Capital, Inc., REIT	92,756	1,191,915
Ashford Hospitality Trust, Inc., REIT	261,889	3,134,811
BioMed Realty Trust, Inc., REIT	41,000	1,276,740
Corporate Office Properties Trust, REIT	59,547	2,796,923
Equity One, Inc., REIT (a)	94,073	2,365,936
FBR Capital Markets Corp., REIT *	89,200	1,338,000
First Potomac Realty Trust, REIT	58,800	1,823,388
Gramercy Captial Corp., REIT	69,604	1,886,268
HomeBanc Corp., Georgia, REIT (a)	143,700	962,790
Jer Investors Trust, Inc., REIT	167,548	2,796,376
KKR Financial Corp., REIT	185,137	4,426,626
LaSalle Hotel Properties, REIT	79,180	3,479,169
Luminent Mortgage Capital, Inc., REIT	118,611	1,201,529
New Century Financial Corp., REIT (a)	64,102	2,481,388
Newcastle Investment Corp., REIT	156,565	4,299,275
RAIT Investment Trust, REIT	114,143	3,193,721
Redwood Trust, Inc., REIT	53,846	2,619,070

Small Cap Opportunities Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Real Estate (continued)
Saxon Capital, Inc., REIT (a)	70,100	$975,091

		49,020,042
Retail Grocery - 1.04%
Ruddick Corp. (a)	47,871	1,234,593
United Natural Foods, Inc. * (a)	45,745	1,328,892

		2,563,485
Retail Trade - 2.39%
Cabela's, Inc. * (a)	88,340	1,773,867
First Cash Financial Services, Inc. *	137,972	2,873,957
Tractor Supply Company *	29,600	1,260,368

		5,908,192
Semiconductors - 1.51%
Diodes, Inc. * (a)	96,396	3,609,066
Silicon Motion Technology Corp. *	9,100	134,680

		3,743,746
Software - 0.54%
Websense, Inc. *	64,034	1,323,583
Steel - 0.50%
NS Group, Inc. *	27,400	1,247,248
Telecommunications Equipment &
Services - 1.42%
DataPath, Inc. *	100,900	1,109,900
J2 Global Communications, Inc. * (a)	95,200	2,392,376

		3,502,276
Trucking & Freight - 4.06%
Landstar Systems, Inc.	61,968	2,646,033
Old Dominion Freight Lines, Inc. *	115,487	3,686,345
Oshkosh Truck Corp.	71,434	3,693,138

		10,025,516

TOTAL COMMON STOCKS (Cost $217,148,772)		$232,331,066

SHORT TERM INVESTMENTS - 25.68%
State Street Navigator Securities
Lending Prime Portfolio (c)	$63,456,325	$63,456,325

TOTAL SHORT TERM INVESTMENTS
(Cost $63,456,325)		$63,456,325

REPURCHASE AGREEMENTS - 6.47%
Repurchase Agreement with State
Street Corp. dated 08/31/2006 at
3.95% to be repurchased at
$15,997,755 on 9/1/2006,
collateralized by $16,780,000
Federal National Mortgage
Association, 5.70% due
03/27/2023 (valued at
$16,318,550, including interest) (c)	$15,996,000	$15,996,000

TOTAL REPURCHASE AGREEMENTS
(Cost $15,996,000)		$15,996,000

The accompanying notes are an integral part of the financial statements. 347

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

Total Investments (Small Cap Opportunities Fund)
(Cost $296,601,097) - 126.16%		$311,783,391
Liabilities in Excess of Other Assets - (26.16)%		(64,651,866

TOTAL NET ASSETS - 100.00%		$247,131,525

Small Company Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 99.90%
Aerospace - 0.51%
Alliant Techsystems, Inc. * (a)	2,927	$223,886
Armor Holdings, Inc. * (a)	2,779	146,926
Teledyne Technologies, Inc. *	2,714	104,055

		474,867
Agriculture - 0.89%
Delta & Pine Land Company	20,541	831,089
Air Travel - 0.36%
Frontier Airlines Holdings, Inc. * (a)	6,954	48,261
Mesa Air Group, Inc. * (a)	5,537	43,742
SkyWest, Inc. (a)	9,915	239,646

		331,649
Apparel & Textiles - 3.01%
Brown Shoe, Inc. (a)	33,408	1,067,386
DHB Industries, Inc. * (a)	17,669	48,590
Kellwood Company (a)	20,674	566,674
Mothers Work, Inc. *	2,206	84,291
Perry Ellis International, Inc. * (a)	1,531	41,276
The Gymboree Corp. *	30,024	1,007,305

		2,815,522
Auto Parts - 1.14%
Accuride Corp. * (a)	11,298	123,261
ArvinMeritor, Inc. (a)	63,580	944,163

		1,067,424
Automobiles - 1.21%
Group 1 Automotive, Inc. (a)	24,872	1,126,702
Banking - 6.44%
BancFirst Corp.	3,110	147,321
Bank of Hawaii Corp.	18,791	917,377
BankUnited Financial Corp., Class A	3,776	97,307
Center Financial Corp. (a)	4,417	107,775
City Bank Lynnwood WA	356	18,110
City National Corp.	8,606	566,275
Columbia Banking System, Inc. (a)	506	15,828
Commerce Bancshares, Inc.	7,168	359,260
Community Trust Bancorp, Inc. (a)	488	18,749
Corus Bankshares, Inc. (a)	43,518	949,128
Cullen Frost Bankers, Inc. (a)	3,947	232,715
Downey Financial Corp. (a)	14,985	919,929
Financial Institutions, Inc.	957	23,906
First Citizens Bancshares, Inc.	733	143,521
First Regional Bancorp *	2,652	74,919
FirstFed Financial Corp. * (a)	14,472	736,046
Greater Bay Bancorp	1,076	30,634
Hancock Holding Company (a)	934	48,418
Intervest Bancshares Corp. * (a)	3,863	162,323

Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Banking (continued)
ITLA Capital Corp.	349	$18,305
Nara Bancorp, Inc. (a)	930	17,205
Pacific Capital Bancorp	6,407	179,140
Preferred Bank, Los Angeles, CA	751	42,093
Trustmark Corp. (a)	2,373	74,916
Whitney Holding Corp.	1,574	55,357
Wilmington Trust Corp. (a)	1,424	62,727

		6,019,284
Biotechnology - 0.02%
Cephalon, Inc. * (a)	352	20,071
Broadcasting - 0.18%
New Frontier Media, Inc. *	2,419	20,295
Sinclair Broadcast Group, Inc., Class A (a)	18,544	143,160

		163,455
Building Materials & Construction - 1.47%
BlueLinx Holdings, Inc. (a)	25,205	266,417
EMCOR Group, Inc. * (a)	19,952	1,106,139

		1,372,556
Business Services - 5.22%
Acxiom Corp.	41,582	1,010,027
Arbinet-Thexchange, Inc. *	6,693	34,067
Convergys Corp. *	4,155	86,715
CSG Systems International, Inc. *	1,697	45,683
Dun & Bradstreet Corp. *	561	39,444
Ezcorp, Inc., Class A * (a)	542	21,284
Global Payments, Inc.	34,637	1,317,938
ICT Group, Inc. * (a)	3,265	94,522
John H. Harland Company (a)	26,396	986,154
Kforce, Inc. *	6,881	84,705
Labor Ready, Inc. * (a)	7,276	124,638
Rewards Network, Inc. * (a)	29,456	128,134
Sotheby's Holdings, Inc., Class A	1,243	34,555
Spherion Corp. * (a)	12,310	91,956
Standard Parking Corp. * (a)	2,403	81,462
Volt Information Sciences, Inc. * (a)	16,329	696,269

		4,877,553
Cable and Television - 0.20%
LodgeNet Entertainment Corp. * (a)	9,812	186,526
Cellular Communications - 0.34%
Tessco Technologies, Inc. *	6,235	145,899
USA Mobility, Inc. * (a)	7,453	170,301

		316,200
Chemicals - 3.69%
Celanese Corp., Series A	49,097	907,803
FMC Corp.	5,172	316,113
Georgia Gulf Corp. (a)	6,351	168,556
OM Group, Inc. * (a)	17,441	697,640
Pioneer Companies, Inc. * (a)	9,145	222,772
PolyOne Corp. *	3,315	28,741
Sensient Technologies Corp.	15,644	314,757

The accompanying notes are an integral part of the financial statements. 348

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Chemicals (continued)
Westlake Chemical Corp. (a)	26,524	$794,659

		3,451,041
Coal - 0.29%
Massey Energy Company (a)	10,613	267,872
Commercial Services - 0.30%
Vertrue, Inc. * (a)	6,582	279,011
Computers & Business Equipment - 4.24%
Agilysys, Inc. (a)	29,405	397,556
Brocade Communications Systems, Inc. * (a)	39,403	244,298
Gerber Scientific, Inc. *	1,257	19,383
Komag, Inc. * (a)	31,325	1,126,447
MTS Systems Corp. (a)	9,375	314,719
Plexus Corp. *	45,212	896,102
Sybase, Inc. * (a)	29,822	687,993
Sykes Enterprises, Inc. *	13,781	277,136

		3,963,634
Construction & Mining Equipment - 0.04%
Matrix Service Company *	2,945	38,845
Construction Materials - 1.08%
Applied Industrial Technologies, Inc. (a)	11,733	265,283
Regal-Beloit Corp.	1,607	69,358
Universal Forest Products, Inc. (a)	12,328	601,113
USG Corp. * (a)	1,470	74,970

		1,010,724
Crude Petroleum & Natural Gas - 1.13%
Harvest Natural Resources, Inc. * (a)	52,550	672,115
Penn Virginia Corp. (a)	300	21,297
Pogo Producing Company (a)	5,640	250,472
Swift Energy Company * (a)	2,596	113,601

		1,057,485
Domestic Oil - 2.73%
Frontier Oil Corp.	48,241	1,577,481
Holly Corp.	1,603	73,449
St. Mary Land & Exploration Company	22,106	901,925

		2,552,855
Drugs & Health Care - 2.63%
Alliance Imaging, Inc. * (a)	12,453	80,695
Alpharma Inc., Class A (a)	15,041	314,959
Candela Corp. * (a)	12,854	134,067
ImClone Systems, Inc. * (a)	22,258	665,514
Molina Healthcare, Inc. *	10,694	396,106
Nutraceutical International Corp. *	9,367	131,325
Pain Therapeutics, Inc. * (a)	10,243	82,968
Savient Pharmaceuticals, Inc. *	2,860	18,533
Vital Signs, Inc.	1,322	71,719
West Pharmaceutical Services, Inc.	14,163	565,245

		2,461,131
Electrical Equipment - 1.95%
A.O. Smith Corp.	25,912	1,039,330

Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Electrical Equipment (continued)
American Science & Engineering, Inc. * (a)	4,173	$191,791
Littelfuse, Inc. *	4,232	152,818
Wesco International, Inc. * (a)	7,544	441,324

		1,825,263
Electrical Utilities - 0.45%
Pepco Holdings, Inc. (a)	4,119	104,581
Unisource Energy Corp.	9,192	317,216

		421,797
Electronics - 2.48%
Ansoft Corp. *	4,074	97,939
Arrow Electronics, Inc. * (a)	16,418	458,062
AVX Corp. (a)	5,359	89,013
Mentor Graphics Corp. *	1,272	18,444
Merix Corp. *	8,714	105,701
Planar Systems, Inc. * (a)	17,755	174,532
Teleflex, Inc.	10,041	560,388
TTM Technologies, Inc. * (a)	16,342	210,158
Zoran Corp. *	25,950	462,429
Zygo Corp. *	10,528	140,128

		2,316,794
Energy - 1.62%
Energen Corp.	30,975	1,351,749
New Jersey Resources Corp.	3,271	162,438

		1,514,187
Financial Services - 2.75%
Calamos Asset Management, Inc. (a)	7,947	208,370
City Holding Company (a)	4,346	171,146
IndyMac Bancorp, Inc.	19,462	760,964
Ocwen Financial Corp. * (a)	62,208	917,568
SWS Group, Inc. (a)	11,809	290,502
Taylor Capital Group, Inc. (a)	866	25,469
World Acceptance Corp. * (a)	4,955	198,051

		2,572,070
Food & Beverages - 2.93%
Coca-Cola Bottling Company	326	19,104
Del Monte Foods Company	78,755	874,180
Domino's Pizza, Inc.	37,933	927,462
M & F Worldwide Corp. *	9,911	158,477
Seabord Corp. (a)	445	623,000
Spartan Stores, Inc.	7,496	135,153

		2,737,376
Furniture & Fixtures - 0.07%
American Woodmark Corp. (a)	1,999	63,028
Gas & Pipeline Utilities - 1.03%
UGI Corp.	35,579	882,359
Vectren Corp.	2,825	77,857

		960,216
Healthcare Products - 3.54%
Bruker BioSciences Corp. *	6,016	42,473
Cantel Medical Corp. * (a)	11,181	157,988

The accompanying notes are an integral part of the financial statements. 349

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Healthcare Products (continued)
Dade Behring Holdings, Inc.	23,556	$953,782
Edwards Lifesciences Corp. *	405	18,909
Haemonetics Corp. *	1,487	69,264
Health Tronics, Inc. * (a)	6,502	42,783
Henry Schein, Inc. *	451	22,491
ICU Medical, Inc. * (a)	3,488	153,507
IDEXX Laboratories, Inc. * (a)	1,636	150,528
Kinetic Concepts, Inc. *	15,651	494,572
Molecular Devices Corp. * (a)	8,683	208,479
PSS World Medical, Inc. * (a)	19,599	380,221
SurModics, Inc. * (a)	3,814	133,414
USANA Health Sciences, Inc. * (a)	1,721	77,032
Zoll Medical Corp. * (a)	10,704	405,789

		3,311,232
Healthcare Services - 4.04%
Air Methods Corp. * (a)	1,326	30,896
Magellan Health Services, Inc. *	10,271	493,727
Palomar Medical Technologies, Inc. * (a)	8,043	319,307
Sierra Health Services, Inc. * (a)	40,015	1,716,644
Wellcare Health Plans, Inc. * (a)	21,553	1,208,692

		3,769,266
Holdings Companies/Conglomerates - 0.09%
PICO Holdings, Inc. *	1,386	46,971
United Industrial Corp. (a)	742	39,972

		86,943
Homebuilders - 0.90%
NVR, Inc. * (a)	1,642	843,413
Hotels & Restaurants - 2.20%
Interstate Hotels & Resorts, Inc. *	58,066	603,306
Luby's Cafeterias, Inc. *	17,008	161,746
Marcus Corp.	8,786	180,728
Papa Johns International, Inc. * (a)	32,578	1,107,652

		2,053,432
Industrial Machinery - 2.92%
Cummins, Inc. (a)	12,820	1,471,993
EnPro Industries, Inc. * (a)	4,507	141,700
Flow International Corp. * (a)	30,221	397,708
Gardner Denver, Inc. *	8,868	318,982
Manitowoc, Inc. (a)	5,475	241,995
The Middleby Corp. *	1,959	153,860

		2,726,238
Industrials - 0.69%
Crane Company	16,065	642,279
Insurance - 3.17%
American Financial Group, Inc. (a)	12,877	601,614
FPIC Insurance Group, Inc. * (a)	1,803	74,356
Harleysville Group, Inc.	3,281	118,083
LandAmerica Financial Group, Inc. (a)	20,852	1,318,681
Philadelphia Consolidated Holding Corp. *	2,796	101,103
Protective Life Corp.	5,767	265,455

Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Insurance (continued)
Safety Insurance Group, Inc. (a)	6,829	$351,147
Selective Insurance Group, Inc. (a)	2,564	133,379

		2,963,818
Internet Content - 0.27%
TheStreet.com, Inc. (a)	23,810	256,196
Internet Service Provider - 0.48%
TriZetto Group, Inc. * (a)	11,849	162,568
United Online, Inc. (a)	24,545	281,531

		444,099
Internet Software - 0.81%
RealNetworks, Inc. * (a)	68,425	754,728
Leisure Time - 0.28%
Handleman Company (a)	4,555	31,748
Monarch Casino & Resort, Inc. * (a)	1,899	36,024
Regal Entertainment Group, Class A	3,155	62,248
Steinway Musical Instruments, Inc. * (a)	4,953	126,896

		256,916
Manufacturing - 0.71%
Mettler-Toledo International, Inc. *	10,813	658,944
Metal & Metal Products - 0.43%
Metal Management, Inc.	13,671	349,704
Quanex Corp.	1	17
Shiloh Industries, Inc *	4,016	55,582

		405,303
Office Furnishings & Supplies - 0.28%
CompX International, Inc. (a)	1,227	19,693
Global Imaging Systems, Inc. *	5,005	109,760
OfficeMax, Inc. (a)	3,084	128,078

		257,531
Petroleum Services - 3.41%
Core Laboratories N.V. *	254	18,636
Grey Wolf, Inc. * (a)	67,973	496,883
Lone Star Technologies, Inc. *	3,940	178,600
McDermott International, Inc. *	25,444	1,226,401
SEACOR SMIT, Inc. * (a)	3,663	318,791
Seitel, Inc. *	113,586	445,257
Tesoro Petroleum Corp.	7,776	502,407

		3,186,975
Pharmaceuticals - 1.97%
Alkermes, Inc. * (a)	50,569	826,803
Bradley Pharmaceuticals, Inc., Class A *	2,989	44,267
King Pharmaceuticals, Inc. * (a)	58,109	942,528
Watson Pharmaceuticals, Inc. *	864	22,153

		1,835,751
Photography - 0.20%
CPI Corp.	4,611	181,812
Plastics - 0.21%
Spartech Corp.	8,854	199,481

The accompanying notes are an integral part of the financial statements. 350

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Publishing - 1.60%
Consolidated Graphics, Inc. *	10,971	$682,177
John Wiley & Sons, Inc., Class A	5,954	205,413
Warner Music Group Corp.	24,223	604,121

		1,491,711
Railroads & Equipment - 0.40%
Kansas City Southern * (a)	14,007	369,084
Real Estate - 3.12%
CBL & Associates Properties, Inc., REIT (a)	17,813	725,702
FelCor Lodging Trust, Inc., REIT (a)	6,110	131,060
Mission West Properties, Inc., REIT	6,206	67,335
New Century Financial Corp., REIT (a)	5,220	202,066
NorthStar Realty Finance Corp., REIT	51,779	620,830
Saul Centers, Inc., REIT (a)	1,632	71,253
Taubman Centers, Inc., REIT	27,286	1,099,353

		2,917,599
Retail Trade - 5.36%
Big Lots, Inc. * (a)	16,334	299,729
Bon-Ton Stores, Inc. (a)	13,699	375,489
Building Materials Holding Corp. (a)	34,190	893,043
Dollar Tree Stores, Inc. *	37,331	1,074,386
FTD Group, Inc. * (a)	2,372	37,596
NBTY, Inc. *	5,264	167,711
Pantry, Inc. * (a)	19,199	899,665
Payless ShoeSource, Inc. *	9,643	226,225
The Dress Barn, Inc. * (a)	58,672	1,035,561

		5,009,405
Semiconductors - 1.92%
Amkor Technology, Inc. *	18,364	104,124
Kulicke & Soffa Industries, Inc. * (a)	29,979	235,934
MKS Instruments, Inc. *	23,681	494,696
OmniVision Technologies, Inc. *	1,293	21,464
ON Semiconductor Corp. * (a)	155,577	935,018

		1,791,236
Software - 1.96%
Actuate Corp. * (a)	9,658	36,507
American Reprographics Company * (a)	966	29,482
Aspen Technology, Inc. * (a)	50,374	562,174
DucoCorp, Inc. *	2,500	20,000
InfoUSA, Inc. *	1,432	11,828
Interactive Intelligence, Inc. *	1,517	17,582
MicroStrategy, Inc., Class A * (a)	12,016	1,095,859
SPSS, Inc. *	1,243	31,535
VeriFone Holdings, Inc. *	1,151	26,646

		1,831,613
Steel - 2.61%
AK Steel Holding Corp. *	19,281	243,133
Chaparral Steel Company * (a)	4,697	335,460
Novamerican Steel, Inc *	2,209	71,704
Olympic Steel, Inc. (a)	15,376	425,146
Ryerson, Inc. (a)	16,408	347,522

Small Company Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Steel (continued)
Steel Dynamics, Inc. (a)	19,267	$1,017,105

		2,440,070
Telecommunications Equipment &
Services - 1.28%
CT Communications, Inc. (a)	22,208	511,673
InterDigital Communication Corp. * (a)	18,336	609,305
Sirenza Microdevices, Inc. * (a)	8,226	76,255

		1,197,233
Telephone - 0.53%
CenturyTel, Inc.	12,417	494,445
Tobacco - 1.24%
Loews Corp. - Carolina Group	20,299	1,162,321
Toys, Amusements & Sporting Goods - 0.78%
Jakks Pacific, Inc. * (a)	44,569	728,257
Transportation - 0.46%
Bristow Group, Inc. *	4,105	153,157
Kirby Corp. * (a)	9,411	276,025

		429,182
Trucking & Freight - 1.64%
Arkansas Best Corp. (a)	4,626	204,238
EGL, Inc. * (a)	5,671	173,362
Forward Air Corp. (a)	5,869	188,630
Heartland Express, Inc. (a)	11,106	178,590
Knight Transportation, Inc. (a)	10,340	177,745
Landstar Systems, Inc. (a)	10,433	445,489
Old Dominion Freight Lines, Inc. * (a)	5,261	167,931

		1,535,985

TOTAL COMMON STOCKS (Cost $92,006,911)		$93,328,725

SHORT TERM INVESTMENTS - 25.06%
State Street Navigator Securities
Lending Prime Portfolio (c)	$23,408,260	$23,408,260

TOTAL SHORT TERM INVESTMENTS
(Cost $23,408,260)		$23,408,260

REPURCHASE AGREEMENTS - 0.51%
Repurchase Agreement with State
Street Corp. dated 08/31/2006 at
3.95% to be repurchased at
$481,053 on 9/1/2006,
collateralized by $480,000 Federal
Home Loan Mortgage Corp.,
6.065% due 05/16/2016 (valued at
$492,115, including interest) (c)	$481,000	$481,000

TOTAL REPURCHASE AGREEMENTS
(Cost $481,000)		$481,000

Total Investments (Small Company Fund)
(Cost $115,896,171) - 125.47%		$117,217,985
Liabilities in Excess of Other Assets - (25.47)%		(23,792,419)

TOTAL NET ASSETS - 100.00%		$93,425,566

The accompanying notes are an integral part of the financial statements. 351

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

Small Company Growth Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 97.82%
Advertising - 1.48%
Aquantive, Inc. *	24,830	$615,784
ValueClick, Inc. *	27,057	477,556

		1,093,340
Aerospace - 0.52%
TransDigm Group, Inc. *	16,852	381,361
Agriculture - 0.76%
Delta & Pine Land Company	13,828	559,481
Apparel & Textiles - 0.99%
Joseph A. Bank Clothiers, Inc. *	10,671	255,357
Warnaco Group, Inc. *	23,505	473,156

		728,513
Banking - 4.86%
East West Bancorp, Inc.	18,956	767,718
Greenhill & Company, Inc.	6,101	335,738
PrivateBancorp, Inc.	9,055	402,042
SVB Financial Group *	12,407	560,672
Texas Capital Bancshares, Inc. *	15,342	304,539
Texas Regional Bancshares, Inc., Class A	10,044	384,384
UCBH Holdings, Inc.	32,151	583,219
Virginia Commerce Bancorp, Inc. *	11,286	250,098

		3,588,410
Biotechnology - 3.44%
Human Genome Sciences, Inc. *	27,250	306,017
Integra LifeSciences Holdings Corp. *	14,941	574,631
Millipore Corp. *	6,486	416,271
Myogen, Inc. *	8,912	310,138
Myriad Genetics, Inc. *	19,726	498,871
Nektar Therapeutics *	24,872	435,757

		2,541,685
Building Materials & Construction - 0.66%
Eagle Materials, Inc.	13,688	490,715
Business Services - 4.73%
CoStar Group, Inc. *	12,651	509,582
Euronet Worldwide, Inc. *	19,677	478,151
Global Payments, Inc.	9,359	356,110
Informatica Corp. *	40,881	598,498
Jackson Hewitt Tax Service, Inc.	12,963	409,631
Korn/Ferry International *	31,341	639,983
MPS Group, Inc. *	35,784	503,123

		3,495,078
Computers & Business Equipment - 1.77%
Cogent, Inc. *	21,099	301,294
Kronos, Inc. *	13,314	406,343
Micros Systems, Inc. *	12,541	600,212

		1,307,849
Construction & Mining Equipment - 0.90%
Bucyrus International, Inc., Class A	12,855	663,704
Construction Materials - 1.37%
JLG Industries, Inc.	26,253	458,378

Small Company Growth Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Construction Materials (continued)
Regal-Beloit Corp.	12,920	$557,627

		1,016,005
Crude Petroleum & Natural Gas - 2.30%
Bill Barrett Corp. *	16,291	471,136
Hydril *	8,586	561,954
Unit Corp. *	12,650	666,781

		1,699,871
Domestic Oil - 2.00%
Encore Aquisition Company *	20,431	552,658
Range Resources Corp.	19,152	535,873
Whiting Petroleum Corp. *	8,667	390,015

		1,478,546
Drugs & Health Care - 1.15%
CV Therapeutics, Inc. *	13,537	152,291
Mentor Corp.	14,401	699,025

		851,316
Electrical Equipment - 3.81%
General Cable Corp. *	19,363	746,056
Sirf Technology Holdings, Inc. *	21,940	577,680
Varian, Inc. *	17,250	805,230
Wesco International, Inc. *	11,723	685,796

		2,814,762
Electrical Utilities - 0.78%
Pike Electric Corp. *	32,943	577,820
Electronics - 2.22%
Thomas & Betts Corp. *	17,243	778,694
Trimble Navigation, Ltd. *	17,634	863,536

		1,642,230
Financial Services - 1.36%
Affiliated Managers Group, Inc. *	7,820	723,585
National Financial Partners Corp.	7,643	281,415

		1,005,000
Food & Beverages - 0.66%
Performance Food Group Company *	19,729	485,531
Healthcare Products - 4.76%
American Medical Systems Holdings, Inc. *	32,808	576,109
Cyberonics, Inc. *	18,544	301,896
Gen-Probe, Inc. *	11,329	550,703
Kyphon, Inc. *	10,794	390,851
Nuvasive, Inc. *	27,705	569,615
The Medicines Company *	21,108	476,196
Wright Medical Group, Inc. *	28,483	651,406

		3,516,776
Healthcare Services - 4.39%
Genesis HealthCare Corp. *	13,149	598,806
Magellan Health Services, Inc. *	11,628	558,958
Palomar Medical Technologies, Inc. *	2,608	103,538
Pediatrix Medical Group, Inc. *	15,193	695,839
Per-Se Technologies, Inc. *	26,984	614,965

The accompanying notes are an integral part of the financial statements. 352

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

Small Company Growth Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Healthcare Services (continued)
The Advisory Board Company *	13,277	$674,737

		3,246,843
Holdings Companies/Conglomerates - 0.79%
United Industrial Corp.	10,811	582,388
Hotels & Restaurants - 4.07%
Applebee's International, Inc.	18,946	393,129
Choice Hotels, Inc.	12,361	468,605
Four Seasons Hotels, Inc.	7,960	502,356
Jack In the Box, Inc. *	12,911	619,470
P.F. Chang's China Bistro, Inc. *	14,515	511,654
RARE Hospitality International, Inc. *	18,029	516,351

		3,011,565
Household Products - 1.84%
Church & Dwight, Inc.	15,559	599,021
Tempur-Pedic International, Inc. *	47,498	762,343

		1,361,364
Industrial Machinery - 2.45%
Actuant Corp., Class A	10,628	479,323
Ceradyne, Inc. *	13,111	577,802
FMC Technologies, Inc. *	12,857	756,248

		1,813,373
Insurance - 1.69%
HCC Insurance Holdings, Inc.	19,135	621,696
ProAssurance Corp. *	12,436	625,531

		1,247,227
Internet Content - 0.53%
Digitas, Inc. *	43,498	388,872
Internet Service Provider - 0.82%
NETGEAR, Inc. *	30,682	603,515
Internet Software - 0.86%
F5 Networks, Inc. *	12,682	635,241
Manufacturing - 1.76%
Acuity Brands, Inc.	14,992	640,608
Coherent, Inc. *	18,221	660,694

		1,301,302
Medical-Hospitals - 1.99%
Lifepoint Hospitals, Inc. *	17,507	596,113
VCA Antech, Inc. *	24,648	873,032

		1,469,145
Mining - 0.69%
Lincoln Electric Holding, Inc.	9,253	509,193
Petroleum Services - 3.97%
Core Laboratories N.V. *	11,167	819,323
Grey Wolf, Inc. *	70,695	516,780
Superior Energy Services, Inc. *	23,372	746,268
Veritas DGC, Inc. *	14,249	848,813

		2,931,184

Small Company Growth Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Pharmaceuticals - 2.56%
Alkermes, Inc. *	24,301	$397,321
Medicis Pharmaceutical Corp., Class A	16,575	485,482
Sciele Pharma, Inc. *	27,125	474,688
United Therapeutics Corp. *	9,795	534,709

		1,892,200
Real Estate - 0.79%
BioMed Realty Trust, Inc., REIT	18,749	583,844
Retail Trade - 6.46%
Charlotte Russe Holding, Inc. *	19,538	521,665
Childrens Place Retail Stores, Inc. *	10,308	597,555
Coldwater Creek, Inc. *	27,739	761,990
Dick's Sporting Goods, Inc. *	15,540	642,268
DSW, Inc., Class A *	13,674	382,735
Hot Topic, Inc. *	45,687	451,388
Longs Drug Stores Corp.	13,293	603,901
Regis Corp.	11,724	430,154
United Rentals, Inc. *	17,846	386,544

		4,778,200
Semiconductors - 7.16%
Cirrus Logic, Inc. *	73,299	536,549
Emulex Corp. *	46,690	808,671
FormFactor, Inc. *	11,806	569,757
Microsemi Corp. *	30,039	834,183
Power Integrations, Inc. *	35,512	653,421
Silicon Laboratories, Inc. *	14,917	526,122
Tessera Technologies, Inc. *	20,542	675,832
Varian Semiconductor Equipment Associates,
Inc. *	19,412	685,438

		5,289,973
Software - 6.35%
Allscripts Healthcare Solution, Inc. *	26,677	543,144
ANSYS, Inc. *	13,012	608,181
Blackboard, Inc. *	22,572	601,544
Eclipsys Corp. *	30,779	526,321
Epicor Software Corp. *	40,236	498,121
MicroStrategy, Inc., Class A *	6,639	605,477
Orbotech, Ltd. *	15,259	366,368
THQ, Inc. *	36,489	941,416

		4,690,572
Steel - 0.89%
Carpenter Technology Corp.	6,873	658,708
Telecommunications Equipment &
Services - 4.49%
Aeroflex, Inc. *	47,837	498,462
NeuStar, Inc., Class A *	18,913	533,725
NICE Systems, Ltd. *	26,320	656,947
Polycom, Inc. *	34,079	810,739
SBA Communications Corp. *	31,894	820,952

		3,320,825

The accompanying notes are an integral part of the financial statements. 353

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

Small Company Growth Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Toys, Amusements & Sporting Goods - 0.84%
Marvel Entertainment, Inc. *	29,002	$621,803
Trucking & Freight - 1.91%
Forward Air Corp.	16,244	522,082
Hub Group, Inc., Class A *	17,887	416,767
Swift Transportation, Inc. *	20,447	474,166

		1,413,015

TOTAL COMMON STOCKS (Cost $67,407,445)		$72,288,345

REPURCHASE AGREEMENTS - 1.94%
Repurchase Agreement with State
Street Corp. dated 08/31/2006 at
4.95% to be repurchased at
$1,437,198 on 9/1/2006,
collateralized by $1,490,000
Federal Home Loan Bank, 4.125%
due 02/15/2008 (valued at
$1,470,381, including interest) (c)	$1,437,000	$1,437,000

TOTAL REPURCHASE AGREEMENTS
(Cost $1,437,000)		$1,437,000

Total Investments (Small Company Growth Fund)
(Cost $68,844,445) - 99.76%		$73,725,345
Other Assets in Excess of Liabilities - 0.24%		175,450

TOTAL NET ASSETS - 100.00%		$73,900,795

Small Company Value Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 97.76%
Aerospace - 1.13%
EDO Corp. (a)	59,200 $	1,381,136
Woodward Governor Company	89,200	3,003,364

		4,384,500
Apparel & Textiles - 0.81%
Culp, Inc. *	40,000	203,600
G & K Services, Class A	88,200	2,926,476

		3,130,076
Auto Parts - 0.24%
Accuride Corp. * (a)	85,000	927,350
Auto Services - 1.13%
Dollar Thrifty Automotive Group, Inc. * (a)	102,500	4,374,700
Banking - 7.68%
Boston Private Financial Holdings, Inc. (a)	73,500	1,834,560
East West Bancorp, Inc.	155,700	6,305,850
First Republic Bank (a)	159,700	6,806,414
Home Bancshares, Inc.	14,300	302,445
Netbank, Inc.	147,200	903,808
SVB Financial Group * (a)	121,000	5,467,990
Texas Regional Bancshares, Inc., Class A (a)	191,469	7,327,519

Small Company Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Banking (continued)
Wintrust Financial Corp.	16,776	$844,000

		29,792,586
Biotechnology - 1.34%
Exelixis, Inc. * (a)	155,700	1,514,961
Myriad Genetics, Inc. * (a)	145,600	3,682,224

		5,197,185
Broadcasting - 0.28%
Saga Communications, Inc., Class A *	136,500	1,086,540
Building Materials & Construction - 0.43%
ElkCorp (a)	58,800	1,656,396
Business Services - 3.85%
Electro Rent Corp. *	139,000	2,239,290
FTI Consulting, Inc. * (a)	126,000	2,814,840
McGrath Rentcorp (a)	158,500	3,613,800
MPS Group, Inc. *	312,500	4,393,750
StarTek, Inc. (a)	113,900	1,295,043
Wireless Facilities, Inc. * (a)	269,700	590,643

		14,947,366
Chemicals - 3.24%
Airgas, Inc.	117,300	4,201,686
Arch Chemicals, Inc.	100,000	2,774,000
Innospec, Inc. (a)	86,000	2,358,980
MacDermid, Inc.	113,400	3,248,910

		12,583,576
Commercial Services - 1.45%
Live Nation, Inc. * (a)	48,700	1,021,726
Pool Corp. (a)	121,100	4,610,277

		5,632,003
Construction & Mining Equipment - 0.48%
Carbo Ceramics, Inc. (a)	46,700	1,865,198
Construction Materials - 3.55%
Ameron International Corp. (a)	43,500	3,051,090
Florida Rock Industries, Inc. (a)	93,337	3,471,203
JLG Industries, Inc.	321,300	5,609,898
Universal Forest Products, Inc.	33,900	1,652,964

		13,785,155
Crude Petroleum & Natural Gas - 1.76%
Penn Virginia Corp.	96,300	6,836,337
Domestic Oil - 2.50%
Forest Oil Corp. * (a)	108,700	3,681,669
Mariner Energy, Inc. * (a)	86,002	1,625,438
Union Drilling, Inc. * (a)	39,000	555,750
Whiting Petroleum Corp. * (a)	85,200	3,834,000

		9,696,857
Drugs & Health Care - 2.42%
Arrow International, Inc. (a)	65,200	2,106,612
Diversa Corp. * (a)	190,700	1,754,440
Landauer, Inc. (a)	37,800	1,811,376

The accompanying notes are an integral part of the financial statements. 354

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

Small Company Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Drugs & Health Care (continued)
West Pharmaceutical Services, Inc. (a)	93,100	$3,715,621

		9,388,049
Electrical Equipment - 2.08%
C & D Technologies, Inc. (a)	118,000	938,100
Genlyte Group, Inc. *	55,200	3,617,256
Littelfuse, Inc. *	84,044	3,034,829
Methode Electronics, Inc., Class A	61,800	490,692

		8,080,877
Electrical Utilities - 2.45%
Black Hills Corp. (a)	96,000	3,341,760
Cleco Corp. (a)	122,900	3,067,584
El Paso Electric Company *	128,700	3,077,217

		9,486,561
Electronics - 2.98%
Analogic Corp. (a)	26,600	1,511,678
Belden CDT, Inc. (a)	123,950	4,429,973
Franklin Electric, Inc. (a)	116,700	5,626,107

		11,567,758
Energy - 0.04%
GeoMet, Inc. *	12,600	135,450
Financial Services - 0.35%
American Capital Strategies, Ltd. (a)	34,900	1,351,677
Food & Beverages - 0.06%
Centerplate, Inc. (a)	14,600	216,956
Forest Products - 0.81%
Deltic Timber Corp. (a)	66,000	3,130,380
Furniture & Fixtures - 0.64%
Stanley Furniture Company, Inc. (a)	99,400	2,479,036
Gas & Pipeline Utilities - 1.48%
Southwest Gas Corp.	90,000	3,033,000
Valley National Gases, Inc. (a)	31,000	966,580
Vectren Corp.	63,500	1,750,060

		5,749,640
Gold - 0.69%
Meridian Gold, Inc. * (a)	90,500	2,691,470
Healthcare Products - 1.31%
Owens & Minor, Inc.	157,600	5,069,992
Homebuilders - 0.11%
M/I Homes, Inc.	12,500	404,500
Hotels & Restaurants - 1.55%
RARE Hospitality International, Inc. *	147,000	4,210,080
Ruby Tuesday, Inc. (a)	69,900	1,804,818

		6,014,898
Industrial Machinery - 1.04%
IDEX Corp.	96,250	4,041,538
Insurance - 4.17%
Markel Corp. * (a)	9,600	3,487,968
Max Re Capital, Ltd.	119,100	2,764,311

Small Company Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Insurance (continued)
Midland Company (a)	78,500	$3,249,900
ProAssurance Corp. * (a)	132,700	6,674,810

		16,176,989
Internet Software - 1.05%
RSA Security, Inc. *	145,700	4,057,745
Investment Companies - 1.69%
Allied Capital Corp. (a)	93,800	2,869,342
First Financial Fund, Inc. * (a)	185,500	3,183,180
Hercules Technology Growth Capital, Inc. (a)	43,999	519,188

		6,571,710
Life Sciences - 0.47%
Symyx Technologies, Inc. * (a)	79,500	1,820,550
Manufacturing - 2.01%
AptarGroup, Inc.	76,900	3,960,350
Nordson Corp.	96,200	3,851,848

		7,812,198
Metal & Metal Products - 2.83%
Gibraltar Industries, Inc.	130,300	3,153,260
Matthews International Corp., Class A	137,600	4,898,560
Metal Management, Inc.	114,300	2,923,794

		10,975,614
Mobile Homes - 1.25%
Skyline Corp. (a)	53,200	2,075,332
Winnebago Industries, Inc. (a)	94,600	2,762,320

		4,837,652
Mutual Funds - 0.71%
iShares Russell 2000 Index Fund (a)	15,000	1,076,550
iShares Russell 2000 Value Index Fund (a)	23,000	1,692,340

		2,768,890
Newspapers - 0.23%
Journal Register Company	123,500	901,550
Paper - 1.25%
Chesapeake Corp. (a)	36,700	532,150
Potlatch Corp. (a)	55,400	2,122,374
Wausau-Mosinee Paper Corp. (a)	161,000	2,191,210

		4,845,734
Petroleum Services - 4.76%
Atwood Oceanics, Inc. * (a)	59,200	2,545,600
Lone Star Technologies, Inc. *	41,900	1,899,327
TETRA Technologies, Inc. *	245,900	6,838,479
Todco, Class A * (a)	106,800	3,954,804
W-H Energy Services, Inc. *	63,800	3,219,986

		18,458,196
Pharmaceuticals - 0.39%
Pharmion Corp. * (a)	80,300	1,491,974
Publishing - 0.07%
Courier Corp. (a)	7,700	283,668

The accompanying notes are an integral part of the financial statements. 355

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

Small Company Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Railroads & Equipment - 0.93%
Genesee & Wyoming, Inc., Class A * (a)	144,150	$3,587,893
Real Estate - 6.81%
Columbia Equity Trust, Inc., REIT (a)	61,000	921,100
First Potomac Realty Trust, REIT	103,200	3,200,232
Glenborough Realty Trust, Inc., REIT (a)	61,500	1,587,315
Innkeepers USA Trust, REIT	90,600	1,500,336
Kilroy Realty Corp., REIT	100,800	7,970,256
LaSalle Hotel Properties, REIT (a)	99,500	4,372,030
Strategic Hotel Cap, Inc., REIT (a)	159,000	3,243,600
Washington Real Estate Investment Trust,
REIT (a)	89,100	3,619,242

		26,414,111
Retail Grocery - 0.59%
Nash-Finch Company (a)	45,100	1,030,535
Wild Oats Markets, Inc. * (a)	78,000	1,274,520

		2,305,055
Retail Trade - 5.44%
Aaron Rents, Inc., Class A	5,350	115,239
Aaron Rents, Inc., Class B (a)	267,500	6,262,175
Building Materials Holding Corp. (a)	78,500	2,050,420
Casey's General Stores, Inc. (a)	136,600	3,229,224
CSS Industries, Inc.	75,500	2,249,145
Fred's, Inc., Class A (a)	115,400	1,512,894
Hancock Fabrics, Inc. (a)	93,100	276,507
Haverty Furniture Companies, Inc. (a)	179,100	2,516,355
Stein Mart, Inc.	244,000	2,901,160

		21,113,119
Sanitary Services - 2.37%
Casella Waste Systems, Inc., Class A * (a)	170,600	2,007,962
Insituform Technologies, Inc., Class A * (a)	173,700	3,986,415
Synagro Technologies, Inc. (a)	101,900	406,581
Waste Connections, Inc. *	76,200	2,801,874

		9,202,832
Semiconductors - 2.33%
ATMI, Inc. * (a)	70,200	2,026,674
Brooks Automation, Inc. *	311,000	4,322,900
Entegris, Inc. * (a)	248,537	2,699,112

		9,048,686
Software - 2.76%
Packeteer, Inc. * (a)	149,300	1,500,465
Progress Software Corp. *	135,000	3,418,200
SPSS, Inc. *	109,100	2,767,867
Websense, Inc. *	146,000	3,017,820

		10,704,352
Steel - 1.17%
Carpenter Technology Corp. (a)	47,400	4,542,816
Telecommunications Equipment &
Services - 0.51%
Premiere Global Services, Inc. * (a)	253,500	1,977,300

Small Company Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Tires & Rubber - 0.55%
Myers Indiana, Inc.	129,000	$2,119,470
Tobacco - 0.19%
Alliance One International, Inc. (a)	183,000	737,490
Transportation - 3.09%
Kirby Corp. * (a)	163,400	4,792,522
Macquarie Infrastructure Company Trust (a)	97,300	3,162,250
UTI Worldwide, Inc. (a)	174,300	4,017,615

		11,972,387
Trucking & Freight - 2.26%
Landstar Systems, Inc. (a)	205,500	8,774,850

TOTAL COMMON STOCKS (Cost $347,050,382)		$379,207,438

SHORT TERM INVESTMENTS - 26.00%
State Street Navigator Securities
Lending Prime Portfolio (c)	$95,479,263	$95,479,263
T. Rowe Price Reserve Investment Fund (c)	5,388,413	5,388,413

TOTAL SHORT TERM INVESTMENTS
(Cost $100,867,676)		$100,867,676

REPURCHASE AGREEMENTS - 0.86%
Repurchase Agreement with State
Street Corp. dated 08/31/2006 at
3.95% to be repurchased at
$3,343,367 on 9/1/2006,
collateralized by $3,390,000
Federal National Mortgage
Association, 5.125% due
12/15/2008 (valued at $3,411,188,
including interest) (c)	$3,343,000	$3,343,000

TOTAL REPURCHASE AGREEMENTS
(Cost $3,343,000)		$3,343,000

Total Investments (Small Company Value Fund)
(Cost $451,261,058) - 124.62%		$483,418,114
Liabilities in Excess of Other Assets - (24.62)%		(95,503,020)

TOTAL NET ASSETS - 100.00%		$387,915,094

Special Value Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 86.19%
Aerospace - 1.85%
HEICO Corp., Class A (a)	39,601	$1,072,395
Orbital Sciences Corp., Class A *	71,205	1,288,099

		2,360,494
Air Travel - 1.21%
Airtran Holdings, Inc. * (a)	95,300	1,091,185
SkyWest, Inc.	18,753	453,260

		1,544,445

The accompanying notes are an integral part of the financial statements. 356

John Hancock Funds II Portfolio of investments — August 31, 2006 (showing percentage of total net assets)

Special Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Apparel & Textiles - 0.80%
Timberland Company, Class A *	36,004	$1,022,874
Auto Parts - 0.77%
Lear Corp. (a)	48,078	977,907
Banking - 10.62%
BancTrust Financial Group, Inc. (a)	32,511	863,167
Cascade Financial Corp.	40,186	642,976
Central Pacific Financial Corp. (a)	39,133	1,416,223
City Bank Lynnwood WA (a)	4,493	228,559
City National Corp. (a)	9,400	618,520
Cullen Frost Bankers, Inc.	20,380	1,201,605
First Security Group, Inc. (a)	70,461	799,732
First State BanCorp. (a)	42,275	1,081,817
IBERIABANK Corp. (a)	7,952	463,602
Investors Financial Services Corp. (a)	14,400	667,584
Midwest Banc Holdings, Inc. (a)	44,910	1,076,493
Tompkins Trustco, Inc. (a)	7,506	336,719
UCBH Holdings, Inc. (a)	113,800	2,064,332
Umpqua Holdings Corp. (a)	49,225	1,347,288
Webster Financial Corp.	15,753	744,172

		13,552,789
Building Materials & Construction - 0.99%
EMCOR Group, Inc. *	22,834	1,265,917
Business Services - 4.62%
Black Box Corp.	24,544	945,926
John H. Harland Company (a)	20,747	775,108
Korn/Ferry International * (a)	10,963	223,865
Labor Ready, Inc. *	57,864	991,210
Perot Systems Corp., Class A * (a)	85,054	1,221,375
Watson Wyatt Worldwide, Inc., Class A (a)	43,773	1,736,037

		5,893,521
Chemicals - 0.41%
Cabot Microelectronics Corp. * (a)	16,510	519,074
Computers & Business Equipment - 1.81%
Foundry Networks, Inc. *	113,500	1,381,295
Rimage Corp. * (a)	16,590	389,201
Tech Data Corp. *	15,509	541,109

		2,311,605
Construction & Mining Equipment - 1.62%
National Oilwell, Inc. *	31,667	2,067,855
Construction Materials - 0.47%
Patrick Industries, Inc. * (a)	47,053	598,985
Cosmetics & Toiletries - 0.65%
Steiner Leisure, Ltd. *	21,428	824,549
Crude Petroleum & Natural Gas - 1.11%
XTO Energy, Inc. (a)	30,968	1,417,405
Domestic Oil - 1.32%
Denbury Resources, Inc. *	54,230	1,681,672
Electrical Equipment - 1.04%
Tektronix, Inc.	47,067	1,333,879

Special Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Electrical Utilities - 0.20%
MGE Energy, Inc. (a)	7,705	$258,965
Electronics - 3.11%
ATI Technologies, Inc. *	62,855	1,350,754
Bel Fuse, Inc., Class B (a)	10,456	386,559
DRS Technologies, Inc. (a)	35,622	1,473,682
Mercury Computer Systems, Inc. * (a)	60,715	754,080

		3,965,075
Energy - 0.52%
New Jersey Resources Corp. (a)	13,302	660,577
Financial Services - 1.77%
Financial Federal Corp. (a)	28,615	749,713
Portfolio Recovery Associates, Inc. * (a)	38,058	1,511,664

		2,261,377
Food & Beverages - 1.56%
Del Monte Foods Company	154,961	1,720,067
Pilgrim's Pride Corp. (a)	11,200	272,832

		1,992,899
Furniture & Fixtures - 0.57%
Furniture Brands International, Inc. (a)	37,769	723,276
Gas & Pipeline Utilities - 0.50%
Northwest Natural Gas Company (a)	16,589	634,529
Gold - 0.36%
Meridian Gold, Inc. *	15,470	460,078
Healthcare Services - 3.77%
Amerigroup Corp. * (a)	37,040	1,168,242
Apria Healthcare Group, Inc. * (a)	34,881	711,223
Cross Country Healthcare, Inc. * (a)	64,305	1,055,888
Enzo Biochem, Inc. * (a)	35,300	451,134
MedQuist, Inc. *	50,225	502,250
National Dentex Corp. * (a)	43,827	931,324

		4,820,061
Hotels & Restaurants - 1.31%
O'Charley's, Inc. * (a)	72,791	1,345,906
OSI Restaurant Partners, Inc. (a)	10,600	328,282

		1,674,188
Household Products - 0.49%
Tupperware Brands Corp.	34,800	626,748
Industrial Machinery - 3.96%
Albany International Corp., Class A (a)	35,283	1,232,082
IDEX Corp.	35,062	1,472,254
Kennametal, Inc.	21,087	1,112,128
Sauer-Danfoss, Inc. (a)	55,071	1,241,851

		5,058,315
Industrials - 1.91%
Crane Company	43,484	1,738,490
Harsco Corp.	8,777	698,298

		2,436,788

The accompanying notes are an integral part of the financial statements. 357

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Special Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Insurance - 4.54%
CNA Surety Corp. *	49,026	$975,617
Midland Company (a)	33,942	1,405,199
PMI Group, Inc. (a)	37,333	1,614,279
Triad Guaranty, Inc. * (a)	35,824	1,800,873

		5,795,968
Internet Service Provider - 0.98%
NETGEAR, Inc. * (a)	63,600	1,251,012
Internet Software - 0.76%
McAfee, Inc. *	42,662	970,987
Leisure Time - 0.96%
Callaway Golf Company (a)	50,600	678,546
K2, Inc. * (a)	46,532	542,098

		1,220,644
Manufacturing - 5.22%
AptarGroup, Inc.	21,527	1,108,640
Goodman Global, Inc. *	14,720	185,325
Input/Output, Inc. * (a)	36,900	367,893
Kaydon Corp.	40,127	1,529,240
Pentair, Inc. (a)	42,840	1,280,916
Roper Industries, Inc.	28,768	1,334,260
Snap-on, Inc.	19,755	863,294

		6,669,568
Medical-Hospitals - 0.53%
RehabCare Group, Inc. * (a)	46,567	683,604
Metal & Metal Products - 2.97%
Gibraltar Industries, Inc.	52,399	1,268,056
Mueller Industries, Inc.	26,802	1,027,053
RBC Bearings, Inc. *	14,700	312,669
Timken Company (a)	37,139	1,189,933

		3,797,711
Mutual Funds - 5.76%
iShares Nasdaq Biotechnology Index Fund * (a)	16,150	1,190,901
iShares Russell 2000 Value Index Fund (a)	83,723	6,160,338

		7,351,239
Office Furnishings & Supplies - 0.65%
United Stationers, Inc. *	18,171	832,777
Petroleum Services - 0.23%
Superior Well Services, Inc. * (a)	13,665	294,207
Pharmaceuticals - 0.59%
Bentley Pharmaceuticals, Inc. * (a)	67,083	752,671
Railroads & Equipment - 0.91%
Wabtec Corp.	41,079	1,158,839
Real Estate - 5.17%
American Land Lease, Inc., REIT	19,998	478,552
Cousins Properties, Inc., REIT (a)	33,547	1,153,010
Duke Realty Corp., REIT	14,009	532,062
Host Hotels & Resorts, Inc., REIT	44,695	1,007,425
LaSalle Hotel Properties, REIT	27,320	1,200,441
Liberty Property Trust, REIT	12,496	598,184

Special Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Real Estate (continued)
Pan Pacific Retail Properties, Inc., REIT (a)	23,337	$1,629,389

		6,599,063
Retail Trade - 2.92%
Cato Corp., Class A	49,598	1,152,162
Deb Shops, Inc. (a)	37,695	888,848
Dillard's, Inc., Class A (a)	32,771	1,021,800
The Buckle, Inc. (a)	19,777	670,440

		3,733,250
Semiconductors - 1.09%
Exar Corp. *	58,833	822,485
OmniVision Technologies, Inc. * (a)	34,300	569,380

		1,391,865
Software - 0.87%
Dendrite International, Inc. *	43,037	431,231
EPIQ Systems, Inc. * (a)	45,517	677,293

		1,108,524
Tires & Rubber - 0.98%
Cooper Tire & Rubber Company (a)	126,790	1,246,346
Transportation - 0.88%
Kirby Corp. *	38,438	1,127,387
Trucking & Freight - 0.86%
Arkansas Best Corp. (a)	24,803	1,095,052

TOTAL COMMON STOCKS (Cost $102,602,402)		$110,026,561

SHORT TERM INVESTMENTS - 24.37%
State Street Navigator Securities
Lending Prime Portfolio (c)	$31,115,018	$31,115,018

TOTAL SHORT TERM INVESTMENTS
(Cost $31,115,018)		$31,115,018

REPURCHASE AGREEMENTS - 14.14%
Repurchase Agreement with State
Street Corp. dated 08/31/2006 at
3.95% to be repurchased at
$18,054,981 on 09/01/2006,
collateralized by $19,745,000
Federal National Mortgage
Association, 5.55% due
07/10/2028 (valued at
$18,414,720, including interest) (c)	$18,053,000	$18,053,000

TOTAL REPURCHASE AGREEMENTS
(Cost $18,053,000)		$18,053,000

Total Investments (Special Value Fund)
(Cost $151,770,420) - 124.70%		$159,194,579
Liabilities in Excess of Other Assets - (24.70)%		(31,532,786)

TOTAL NET ASSETS - 100.00%		$127,661,793

The accompanying notes are an integral part of the financial statements. 358

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Spectrum Income Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 17.46%
Aerospace - 0.20%
Lockheed Martin Corp.	5,200	$429,520
Raytheon Company	22,500	1,062,225

		1,491,745
Aluminum - 0.10%
Alcoa, Inc.	26,500	757,635
Auto Parts - 0.10%
Genuine Parts Company	17,700	731,541
Automobiles - 0.04%
Ford Motor Company (a)	40,500	338,985
Banking - 0.74%
AmSouth Bancorp.	390	11,174
Bank of America Corp.	22,340	1,149,840
Bank of Ireland	10,400	196,902
Citizens Banking Corp.	300	7,560
Fifth Third Bancorp.	39,600	1,557,864
Mercantile Bankshares Corp.	11,400	421,002
National City Corp.	14,800	511,784
Northern Trust Corp.	400	22,396
Regions Financial Corp.	660	23,753
SunTrust Banks, Inc.	13,900	1,061,960
US Bancorp	2,830	90,758
Wells Fargo Company	16,600	576,850

		5,631,843
Biotechnology - 0.08%
MedImmune, Inc. *	20,800	574,912
Broadcasting - 0.14%
CBS Corp., Class B	36,950	1,054,923
Business Services - 0.09%
H & R Block, Inc.	33,200	698,196
Cable and Television - 0.55%
Comcast Corp., Class A * (a)	25,200	882,000
EchoStar Communications Corp., Class A *	14,100	447,675
Rogers Communications, Inc.	5,875	302,915
Time Warner, Inc.	97,500	1,620,450
Viacom, Inc. *	25,650	931,095

		4,184,135
Cellular Communications - 0.10%
Motorola, Inc.	31,800	743,484
Chemicals - 0.24%
Chemtura Corp.	32,500	282,425
E.I. Du Pont De Nemours & Company	34,590	1,382,562
Hercules, Inc. *	10,400	162,240

		1,827,227
Computers & Business Equipment - 0.46%
Cisco Systems, Inc. *	50,400	1,108,296
Dell, Inc. *	38,000	856,900
International Business Machines Corp.	19,600	1,587,012

		3,552,208

Spectrum Income Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Construction Materials - 0.11%
Vulcan Materials Company	11,100	$872,571
Cosmetics & Toiletries - 0.62%
Avon Products, Inc.	36,200	1,039,302
Colgate-Palmolive Company	29,200	1,747,912
International Flavors & Fragrances, Inc.	26,200	1,041,974
Kimberly-Clark Corp.	13,900	882,650

		4,711,838
Domestic Oil - 0.11%
Murphy Oil Corp. (a)	17,700	865,707
Drugs & Health Care - 0.20%
Wyeth	31,300	1,524,310
Electrical Equipment - 0.09%
Cooper Industries, Ltd., Class A	8,300	679,604
Electrical Utilities - 0.38%
Entergy Corp.	16,000	1,242,400
FirstEnergy Corp.	15,500	884,430
Pinnacle West Capital Corp.	11,700	537,498
TECO Energy, Inc.	16,000	252,320

		2,916,648
Electronics - 0.12%
Sony Corp.	20,500	887,393
Energy - 0.43%
Duke Energy Corp.	48,840	1,465,200
Progress Energy, Inc.	21,700	961,961
Xcel Energy, Inc.	42,330	880,464

		3,307,625
Financial Services - 1.47%
Charles Schwab Corp.	76,400	1,246,084
Citigroup, Inc.	14,240	702,744
Federal National Mortgage Association	12,500	658,125
Janus Capital Group, Inc.	11,300	200,914
JPMorgan Chase & Company	77,900	3,556,914
Mellon Financial Corp.	41,200	1,533,876
Morgan Stanley	32,000	2,105,280
State Street Corp. (c)	19,600	1,211,280
Washington Mutual, Inc.	240	10,054

		11,225,271
Food & Beverages - 0.62%
Campbell Soup Company	20,400	766,428
General Mills, Inc.	22,500	1,220,175
McCormick & Company, Inc.	16,800	611,856
Sara Lee Corp.	14,900	247,787
Sysco Corp.	11,200	351,568
The Coca-Cola Company	35,100	1,572,831

		4,770,645
Gas & Pipeline Utilities - 0.21%
NiSource, Inc.	65,460	1,385,788
Williams Companies, Inc.	9,695	238,788

		1,624,576

The accompanying notes are an integral part of the financial statements. 359

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Spectrum Income Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Healthcare Products - 0.37%
Baxter International, Inc.	18,800	$834,344
Boston Scientific Corp. *	30,200	526,688
Johnson & Johnson	23,200	1,500,112

		2,861,144
Holdings Companies/Conglomerates - 0.50%
General Electric Company	112,700	3,838,562
Homebuilders - 0.06%
D.R. Horton, Inc. (a)	20,700	453,951
Household Products - 0.28%
Fortune Brands, Inc.	11,000	798,600
Newell Rubbermaid, Inc.	48,400	1,306,316

		2,104,916
Industrial Machinery - 0.21%
Deere & Company	11,200	874,720
Pall Corp.	27,300	743,106

		1,617,826
Insurance - 1.00%
American International Group, Inc.	27,800	1,774,196
Chubb Corp.	12,600	632,016
Lincoln National Corp.	21,300	1,292,910
Marsh & McLennan Companies, Inc.	77,100	2,016,936
St. Paul Travelers Companies, Inc.	24,800	1,088,720
UnumProvident Corp. (a)	44,200	837,590

		7,642,368
International Oil - 0.95%
Anadarko Petroleum Corp.	21,600	1,013,256
ChevronTexaco Corp.	41,850	2,695,140
Hess Corp.	31,780	1,454,888
Royal Dutch Shell PLC, ADR	30,800	2,123,352

		7,286,636
Investment Companies - 0.01%
Allied Capital Corp. (a)	2,300	70,357
Leisure Time - 0.22%
Lakes Gaming, Inc. * (a)	18,850	183,222
Regal Entertainment Group, Class A (a)	12,425	245,145
Walt Disney Company	42,000	1,245,300

		1,673,667
Liquor - 0.22%
Anheuser-Busch Companies, Inc.	33,300	1,644,354
Manufacturing - 0.55%
3M Company	14,400	1,032,480
Eaton Corp.	7,300	485,450
Honeywell International, Inc.	44,200	1,711,424
Tyco International, Ltd.	36,400	951,860

		4,181,214
Newspapers - 0.29%
Dow Jones & Company, Inc. (a)	28,200	1,015,764
The New York Times Company, Class A (a)	52,300	1,177,796

		2,193,560

Spectrum Income Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Office Furnishings & Supplies - 0.16%
Avery Dennison Corp. (a)	19,200	$1,189,248
Paper - 0.37%
International Paper Company	64,670	2,248,576
MeadWestvaco Corp.	23,220	593,271

		2,841,847
Petroleum Services - 0.63%
BP PLC, SADR	17,500	1,190,875
Exxon Mobil Corp.	39,700	2,686,499
Schlumberger, Ltd.	15,800	968,540

		4,845,914
Pharmaceuticals - 1.09%
Abbott Laboratories	23,800	1,159,060
Bristol-Myers Squibb Company	36,700	798,225
Eli Lilly & Company	28,400	1,588,412
Merck & Company, Inc.	57,540	2,333,247
Pfizer, Inc.	69,315	1,910,322
Schering-Plough Corp.	27,300	571,935

		8,361,201
Photography - 0.12%
Eastman Kodak Company (a)	42,900	912,483
Publishing - 0.23%
Tribune Company (a)	55,400	1,729,034
Railroads & Equipment - 0.30%
Norfolk Southern Corp.	15,100	645,223
Union Pacific Corp.	20,900	1,679,315

		2,324,538
Real Estate - 0.08%
Simon Property Group, Inc., REIT	6,300	534,177
Weingarten Realty Investors, REIT	2,585	109,656

		643,833
Retail Trade - 0.39%
Home Depot, Inc.	35,000	1,200,150
RadioShack Corp. (a)	22,600	408,156
Wal-Mart Stores, Inc.	31,400	1,404,208

		3,012,514
Sanitary Services - 0.15%
Synagro Technologies, Inc. (a)	26,900	107,331
Waste Management, Inc.	30,000	1,028,400

		1,135,731
Semiconductors - 0.18%
Analog Devices, Inc.	23,700	726,168
Intel Corp.	33,400	652,636

		1,378,804
Software - 0.31%
Microsoft Corp.	91,100	2,340,359
Telecommunications Equipment &
Services - 0.34%
Lucent Technologies, Inc. * (a)	154,600	360,218
Nokia Oyj, SADR	56,100	1,171,368

The accompanying notes are an integral part of the financial statements.  360

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Spectrum Income Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Telecommunications Equipment &
Services (continued)
Telus Corp., Non Voting Shares	16,805	$798,910
Telus Corp.	5,800	284,326

		2,614,822
Telephone - 0.99%
ALLTEL Corp.	20,000	1,084,200
AT&T, Inc.	75,835	2,360,743
Qwest Communications International, Inc. * (a)	175,600	1,547,036
Sprint Nextel Corp.	58,400	988,128
Verizon Communications, Inc.	36,700	1,291,106
Windstream Corp. *	20,678	272,950

		7,544,163
Tobacco - 0.09%
UST, Inc. (a)	12,820	677,665
Toys, Amusements & Sporting Goods - 0.17%
Mattel, Inc.	68,500	1,290,540

TOTAL COMMON STOCKS (Cost $122,773,152)		$133,384,273

PREFERRED STOCKS - 0.30%
Broadcasting - 0.04%
Spanish Broadcasting System, Series B *	300	325,500
Building Materials & Construction - 0.07%
General Motors Corp., Series B * (a)	27,700	523,530
Energy - 0.04%
NRG Energy, Inc., Series 4 *	100	137,137
NRG Energy, Inc. * (a)	150	205,728

		342,865
Financial Services - 0.09%
Ford Motor Company Capital Trust II *	19,275	656,121
Telecommunications Equipment &
Services - 0.06%
Lucent Technologies Capital Trust I *	475	471,200

TOTAL PREFERRED STOCKS (Cost $2,262,011)		$2,319,216

U.S. TREASURY OBLIGATIONS - 6.05%
Treasury Inflation Protected
Securities (d) - 0.24%
1.875% due 07/15/2013	$276,148	269,308
2.00% due 07/15/2014 to 01/15/2026 (a)	1,309,230	1,281,744
3.625% due 01/15/2008 (a)	269,988	273,522

		1,824,574
U.S. Treasury Bonds - 3.20%
4.50% due 02/15/2036 (a)	1,215,000	1,143,524
5.375% due 02/15/2031 (a)	1,365,000	1,452,232
5.50% due 08/15/2028 (a)	477,000	512,663
6.00% due 02/15/2026 (a)	2,561,000	2,892,529
6.125% due 08/15/2029 (a)	877,000	1,019,512
6.25% due 08/15/2023 to 05/15/2030 (a)	4,798,000	5,610,594
6.375% due 08/15/2027 (a)	370,000	438,479
6.50% due 11/15/2026 (a)	800,000	956,875

Spectrum Income Fund (continued)
	Shares or
	Principal
	Amount	Value

U.S. TREASURY OBLIGATIONS
(continued)
U.S. Treasury Bonds (continued)
7.125% due 02/15/2023 (a)	$2,006,000 $	2,490,573
7.50% due 11/15/2016 (a)	980,000	1,192,001
7.625% due 02/15/2025 (a)	1,311,000	1,730,418
7.875% due 02/15/2021 (a)	976,000	1,270,020
8.00% due 11/15/2021 (a)	270,000	357,476
8.875% due 08/15/2017 to 02/15/2019 (a)	2,490,000	3,384,534

		24,451,430
U.S. Treasury Notes - 2.53%
3.50% due 05/31/2007 (a)	235,000	232,347
3.625% due 06/30/2007 (a)	460,000	454,682
3.875% due 09/15/2010 (a)	2,215,000	2,148,377
4.00% due 03/15/2010	100,000	97,738
4.00% due 04/15/2010 to 02/15/2015 (a)	385,000	369,000
4.25% due 08/15/2013 to 11/15/2014 (a)	8,775,000	8,505,293
4.50% due 11/15/2015 (a)	960,000	942,525
4.75% due 03/31/2011 (a)	330,000	330,593
4.875% due 02/15/2012 (a)****	4,010,000	4,046,026
5.125% due 05/15/2016 (a)	2,085,000	2,144,210

		19,270,791
U.S. Treasury Strips - 0.08%
zero coupon due 05/15/2020	1,250,000	632,725

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $44,992,629)		$46,179,520

U.S. GOVERNMENT AGENCY OBLIGATIONS - 19.89%
Federal Agricultural Mortgage Corp. - 0.05%
6.00% due 07/01/2021 to 08/01/2021	357,075	360,771
Federal Farm Credit Bank - 0.08%
1.875% due 01/16/2007	640,000	631,748
Federal Home Loan Bank - 0.20%
3.00% due 04/15/2009	600,000	571,643
3.875% due 08/22/2008	350,000	342,281
5.25% due 06/18/2014 (a)	590,000	596,119

		1,510,043
Federal Home Loan Mortgage Corp. - 2.19%
1.00% due 03/01/2036	630,895	620,161
3.55% due 11/15/2007	600,000	587,999
4.00% due 12/15/2009	425,000	411,731
4.50% due 10/01/2007 to 09/01/2035	1,362,602	1,305,196
4.522% due 09/01/2032	58,663	58,354
4.545% due 09/01/2035	340,192	328,737
4.625% due 02/21/2008	650,000	645,589
4.72% due 08/01/2035	488,920	476,578
4.788% due 07/01/2035	96,104	95,262
5.00% due 01/01/2009 to 11/01/2035	6,255,010	6,029,057
5.055% due 11/01/2035	267,935	263,115
5.125% due 02/27/2009 to 07/15/2012	2,395,000	2,398,377
5.428% due 01/01/2036	138,829	137,754
5.50% due 03/01/2018 to 04/01/2029	1,574,726	1,571,776
5.75% due 05/23/2011	465,000	467,278
6.00% due 11/01/2011 to 12/01/2033	301,074	303,279

The accompanying notes are an integral part of the financial statements.  361

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Spectrum Income Fund (continued)
	Shares or
	Principal
	Amount	Value

U.S. GOVERNMENT AGENCY
OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp.
(continued)
6.50% due 05/01/2017 to 01/01/2036	$928,489	$944,244
7.00% due 02/01/2024 to 06/01/2032	71,907	74,037
7.50% due 05/01/2024 to 06/01/2024	6,061	6,304
10.50% due 05/01/2019	947	962

		16,725,790
Federal National Mortgage
Association - 6.43%
1.00% due 10/01/2035 to 08/01/2036	2,421,870	2,398,129
3.25% due 08/15/2008 (a)	675,000	651,883
3.825% due 10/01/2033	209,552	203,826
3.875% due 07/15/2008	350,000	342,328
4.026% due 07/01/2027	2,427	2,435
4.375% due 09/15/2012 (a)	410,000	395,930
4.50% due 02/15/2011 to 09/01/2035	5,870,930	5,598,293
4.625% due 10/15/2014	780,000	756,516
4.694% due 09/01/2035	569,539	556,273
4.793% due 11/01/2035	356,273	353,798
4.836% due 06/01/2035	217,848	216,100
5.00% due 01/01/2009 to 10/01/2035	2,509,090	2,444,792
5.00% TBA **	585,000	560,320
5.3067% due 02/17/2009 (a)(b)	260,000	252,850
5.319% due 12/01/2035	231,601	229,187
5.375% due 07/15/2016 to 12/01/2035	732,646	739,253
5.455% due 01/01/2019	1,712	1,708
5.50% due 07/01/2013 to 01/01/2036	14,067,567	13,891,844
5.544% due 12/01/2035	420,395	418,829
5.685% due 12/01/2035	139,628	138,788
5.715% due 01/01/2036	957,562	954,303
5.75% due 02/15/2008 (a)	580,000	584,873
6.00% due 05/15/2011 to 01/01/2036	10,101,866	10,211,487
6.00% TBA **	818,000	825,028
6.50% due 06/01/2013 to 09/01/2036	3,697,395	3,757,381
7.00% due 12/01/2029 to 02/01/2030	3,336	3,438
7.00% TBA **	515,000	528,679
7.125% due 06/15/2010	1,400,000	1,500,103
7.125% due 01/15/2030 (a)	440,000	548,920

		49,067,294
Government National Mortgage
Association - 10.94%
4.00% due 09/15/2018	808,631	762,866
4.50% due 09/15/2018 to 01/20/2035	2,022,706	1,911,565
5.00% due 02/15/2018 to 05/15/2036	19,442,135	18,844,573
5.50% due 02/15/2018 to 04/20/2036	18,037,086	17,864,829
5.50% TBA **	3,777,770	3,738,114
6.00% due 12/20/2008 to 02/15/2036	14,184,245	14,329,772
6.00% TBA **	7,123,903	7,187,547
6.50% due 07/15/2009 to 07/20/2035	11,921,265	12,183,722
6.50% TBA **	804,413	820,970
7.00% due 09/15/2012 to 08/20/2036	4,412,620	4,543,891
7.50% due 09/15/2012 to 06/15/2032	506,476	527,274
8.00% due 08/15/2007 to 06/20/2029	412,303	436,091

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

U.S. GOVERNMENT AGENCY
OBLIGATIONS (continued)
Government National Mortgage
Association (continued)
8.50% due 07/15/2008 to 02/15/2027		$104,601	$111,699
9.00% due 03/15/2009 to 05/15/2024		59,936	63,964
9.25% due 10/15/2016 to 12/15/2019		6,180	6,670
9.50% due 06/15/2009 to 12/15/2024		20,145	21,709
9.75% due 07/15/2017 to 02/15/2021		4,606	5,054
10.00% due 02/15/2016 to 03/15/2026		80,706	89,088
10.25% due 05/15/2020 to 11/15/2020		4,834	5,348
10.50% due 09/15/2015 to 07/15/2019		10,934	12,139
11.00% due 12/15/2009 to 07/20/2020		35,943	39,484
11.50% due 03/15/2010 to 11/15/2019		20,108	22,264
11.75% due 08/15/2013		1,649	1,833
12.00% due 10/15/2010 to 06/15/2015		18,485	20,684
12.25% due 03/15/2014 to 07/20/2015		1,594	1,755
12.50% due 04/15/2010 to 07/15/2015		7,242	7,948
12.75% due 12/20/2013 to 12/20/2014		1,532	1,691
13.00% due 01/15/2011 to 09/20/2015		6,154	6,853
13.50% due 05/15/2010 to 01/15/2015		4,282	4,781

			83,574,178

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $152,609,459)			$151,869,824

FOREIGN GOVERNMENT OBLIGATIONS - 12.61%
Argentina - 0.19%
Republic of Argentina
zero coupon, Step up to 2.5% on
03/31/2009 due 12/31/2038 (a)		225,000	97,875
zero coupon, Step up to 1.18% on
03/31/2009 due 12/31/2038 (b)	ARS	700,000	111,997
0.275% due 12/15/2035 (b)		1,499,445	41,631
4.50% due 12/15/2035 (a)(b)		$425,000	40,375
5.59% due 08/03/2012 (b)		725,000	509,313
5.83% due 12/31/2033 (b)	ARS	600,000	244,843
7.00% due 03/28/2011		$75,000	74,550
City of Buenos Aires
7.875% due 04/11/2011		300,000	300,750

			1,421,334
Austria - 0.11%
Republic of Austria
5.50% due 01/15/2010	EUR	568,000	770,055
6.25% due 07/15/2027		49,000	82,109

			852,164
Belgium - 0.48%
Kingdom of Belgium
4.25% due 09/28/2013		484,000	641,001
5.00% due 03/28/2035		610,000	902,123
6.25% due 03/28/2007		1,621,000	2,104,976

			3,648,100
Brazil - 0.80%
Federative Republic of Brazil
6.00% due 05/15/2009	BRL	200,000	133,568
6.00% due 05/15/2015		1,782,000	1,123,286

The accompanying notes are an integral part of the financial statements. 362

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS
(continued)
Brazil (continued)
Federative Republic of Brazil (continued)
6.00% due 05/15/2011	BRL	813,000	$570,649
7.875% due 03/07/2015 (a)		$50,000	54,950
8.00% due 01/15/2018 (a)		1,795,000	1,970,910
8.75% due 02/04/2025		375,000	445,687
8.875% due 10/14/2019		150,000	177,525
10.00% due 01/01/2014	BRL	2,014,000	773,127
10.00% due 01/01/2012		907,000	364,059
11.00% due 08/17/2040		$370,000	483,405

			6,097,166
Canada - 0.19%
Government of Canada
4.00% due 09/01/2010 (a)	CAD	335,000	302,818
5.75% due 06/01/2033		225,000	254,044
Province of Quebec
9.375% due 01/16/2023		246,000	339,823
Province of Ontario
5.00% due 03/08/2014		552,000	521,473

			1,418,158
Colombia - 0.08%
Republic of Colombia
7.375% due 01/27/2017		$250,000	260,000
10.75% due 01/15/2013		165,000	201,630
11.75% due 02/25/2020 (a)		125,000	174,375

			636,005
Denmark - 0.09%
Kingdom of Denmark
5.00% due 11/15/2013	DKK	3,277,000	606,697
7.00% due 11/10/2024		364,000	86,140

			692,837
Ecuador - 0.03%
Republic of Ecuador
4.00% coupon, Step up to 10.00% on
08/15/2007 due 08/15/2030 (b)		$200,000	199,400
Finland - 0.02%
Republic of Finland
5.00% due 07/04/2007	EUR	136,000	176,150
France - 1.35%
Government of France
4.00% due 10/25/2014		640,000	834,321
4.00% due 04/25/2009		1,400,000	1,810,915
4.75% due 10/25/2012		585,000	792,927
5.00% due 07/16/2014		50,000	65,848
5.00% due 10/25/2016		227,000	320,059
5.50% due 04/25/2029		637,000	990,489
5.50% due 04/25/2010		2,470,000	3,366,231
5.75% due 10/25/2032		1,005,000	1,635,342
6.50% due 10/25/2006		400,000	513,859

			10,329,991

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS
(continued)
Germany - 2.04%
Federal Republic of Germany
2.25% due 12/15/2006	EUR	3,000,000	$3,826,532
3.25% due 07/04/2015		1,522,000	1,878,096
4.00% due 01/04/2037		850,000	1,083,399
4.00% due 02/16/2007		600,000	769,584
4.50% due 01/04/2013		121,000	162,017
4.75% due 07/04/2028		302,000	426,852
4.75% due 07/04/2034		625,000	894,693
5.50% due 01/04/2031		595,000	932,445
6.00% due 07/04/2007		1,308,000	1,706,977
6.00% due 01/04/2007		3,000,000	3,869,926

			15,550,521
Greece - 0.01%
Republic of Greece
4.60% due 05/20/2013		70,000	93,364
Indonesia - 0.09%
Republic of Indonesia
6.875% due 03/09/2017 (a)		$700,000	703,884
Iraq - 0.11%
Republic of Iraq, Series REGS
5.80% due 01/15/2028 (a)		1,250,000	803,125
Ireland - 0.05%
Republic of Ireland
4.00% due 04/18/2010	EUR	96,000	124,513
5.00% due 04/18/2013		185,000	255,216

			379,729
Italy - 0.34%
Republic of Italy
4.25% due 08/01/2014		187,000	245,433
5.00% due 10/15/2007		332,000	431,458
6.00% due 11/01/2007		1,025,000	1,347,269
6.00% due 05/01/2031		271,000	432,688
7.25% due 11/01/2026		75,000	133,995

			2,590,843
Jamaica - 0.08%
Government of Jamaica
9.00% due 06/02/2015		$215,000	223,600
10.625% due 06/20/2017 (a)		350,000	403,900

			627,500
Japan - 1.49%
Government of Japan
1.00% due 12/20/2012	JPY	179,450,000	1,502,404
1.00% due 06/10/2016		216,900,000	1,851,861
1.10% due 09/20/2012		67,450,000	569,482
1.30% due 12/20/2013		138,400,000	1,170,211
1.40% due 03/21/2011		244,300,000	2,114,630
1.50% due 03/20/2015		131,400,000	1,114,685
1.90% due 03/20/2025		183,000,000	1,511,174
1.90% due 12/20/2010		24,600,000	217,387
1.90% due 06/20/2016		32,800,000	286,162
2.00% due 06/20/2022		55,200,000	471,089

The accompanying notes are an integral part of the financial statements. 363

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS
(continued)
Japan (continued)
Government of Japan (continued)
2.00% due 12/20/2033	JPY	53,200,000	$417,364
2.20% due 06/22/2020		18,000,000	159,163

			11,385,612
Lebanon - 0.01%
Government of Lebanon
8.25% due 04/12/2021 (a)		$100,000	96,500
Malaysia - 0.08%
Malaysia Government Bond
3.756% due 04/28/2011	MYR	781,000	209,206
6.812% due 11/29/2006		196,000	53,722
6.90% due 03/15/2007		1,182,000	326,786

			589,714
Mexico - 0.98%
Government of Mexico
4.625% due 10/08/2008		$365,000	359,525
5.625% due 01/15/2017 (a)		200,000	197,200
6.625% due 03/03/2015 (a)		120,000	127,320
6.75% due 09/27/2034		100,000	106,100
7.50% due 04/08/2033		65,000	75,237
8.00% due 12/24/2008	MXN	11,150,000	1,030,465
8.00% due 12/28/2006		1,750,000	160,786
8.00% due 12/17/2015		3,680,000	330,794
8.00% due 12/19/2013		8,500,000	773,407
8.125% due 12/30/2019		$265,000	319,325
9.00% due 12/22/2011	MXN	27,065,000	2,586,853
9.00% due 12/20/2012		3,350,000	320,436
9.50% due 12/18/2014		6,070,000	597,240
10.00% due 12/05/2024		5,090,000	533,320

			7,518,008
Netherlands - 0.51%
Kingdom of Netherlands
5.00% due 07/15/2011	EUR	188,000	255,321
5.50% due 01/15/2028		137,000	212,046
5.75% due 02/15/2007		2,650,000	3,424,120

			3,891,487
Panama - 0.02%
Republic of Panama
6.70% due 01/26/2036		$163,000	159,740
Peru - 0.06%
Republic of Peru
8.375% due 05/03/2016		400,000	455,000
Philippines - 0.08%
Republic of Philippines
9.50% due 02/02/2030		200,000	244,000
9.875% due 01/15/2019		100,000	121,375
10.625% due 03/16/2025		175,000	229,469

			594,844
Poland - 0.73%
Republic of Poland
5.00% due 10/24/2013	PLN	5,100,000	1,602,460

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS
(continued)
Poland (continued)
Republic of Poland, Series 0509 (continued)
6.00% due 05/24/2009	PLN	3,890,000	$1,288,488
6.00% due 11/24/2010		7,995,000	2,653,080

			5,544,028
Portugal - 0.02%
Republic of Portugal
5.15% due 06/15/2011	EUR	118,000	160,346
Russia - 0.23%
Russian Federation, Series REGS
5.00% due 03/31/2030		$1,600,000	1,780,640
Serbia - 0.11%
Republic of Serbia
zero coupon, Step up to 6.75% on
11/01/2009 due 11/01/2024		900,000	801,720
South Africa - 0.19%
Republic of South Africa
6.50% due 06/02/2014		485,000	506,219
8.50% due 06/23/2017		250,000	299,687
Republic of South Africa
13.00% due 08/31/2010	ZAR	3,451,000	547,425
13.50% due 09/15/2015		500,000	89,871

			1,443,202
Spain - 0.51%
Kingdom of Spain
4.00% due 01/31/2010	EUR	46,000	59,661
5.50% due 03/08/2011	AUD	560,000	416,954
5.75% due 07/30/2032	EUR	127,000	205,827
6.00% due 01/31/2008		2,427,000	3,206,510

			3,888,952
Sweden - 0.18%
Kingdom of Sweden
5.00% due 01/28/2009	SEK	9,800,000	1,401,372
Turkey - 0.30%
Republic of Turkey
6.875% due 03/17/2036 (a)		$850,000	792,625
7.25% due 03/15/2015		50,000	50,812
7.375% due 02/05/2025		40,000	39,900
11.50% due 01/23/2012 (a)		100,000	121,125
14.00% due 01/19/2011	TRY	1,465,000	900,307
15.00% due 02/10/2010		320,000	202,117
20.00% due 10/17/2007		300,000	220,417

			2,327,303
Ukraine - 0.01%
Republic of Ukraine
7.65% due 06/11/2013		$100,000	106,670
United Kingdom - 0.95%
Government of United Kingdom
4.25% due 03/07/2011	GBP	2,525,000	4,714,363
4.25% due 06/07/2032		1,305,000	2,512,475

			7,226,838

The accompanying notes are an integral part of the financial statements. 364

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS
(continued)
Uruguay - 0.03%
Republic of Uruguay
7.625% due 03/21/2036		$100,000	$99,500
8.00% due 11/18/2022		150,000	157,125

			256,625
Vietnam - 0.06%
Socialist Republic of Vietnam
6.875% due 01/15/2016 (a)		425,000	440,284

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $94,918,947)			$96,289,156

CORPORATE BONDS - 28.09%
Advertising - 0.42%
Advanstar Communications, Inc.
10.75% due 08/15/2010		425,000	459,000
Advanstar Communications, Inc., Series B
15.00% due 10/15/2011		200,000	208,500
Lamar Advertising Company
2.875% due 12/31/2010 (a)		425,000	495,350
Lamar Media Corp.
6.625% due 08/15/2015		325,000	304,688
R.H. Donnelley Corp.
10.875% due 12/15/2012		350,000	383,250
R.H. Donnelley Corp., Series A-3
8.875% due 01/15/2016		1,350,000	1,329,750

			3,180,538
Aerospace - 0.36%
Aviall, Inc.
7.625% due 07/01/2011 (a)		225,000	236,531
BE Aerospace, Inc., Series B
8.875% due 05/01/2011		250,000	260,625
Boeing Company
8.75% due 08/15/2021		55,000	72,048
GenCorp, Inc.
9.50% due 08/15/2013		550,000	572,000
Moog, Inc.
6.25% due 01/15/2015		275,000	259,188
Northrop Grumman Corp.
7.125% due 02/15/2011		355,000	379,046
7.75% due 03/01/2016		35,000	40,563
Raytheon Company
6.15% due 11/01/2008		170,000	172,891
Rolls-Royce Group PLC, EMTN
4.50% due 03/16/2011	EUR	26,000	33,866
Sequa Corp.
9.00% due 08/01/2009		$25,000	26,375
TransDigm, Inc.
7.75% due 07/15/2014		475,000	471,438
United Technologies Corp.
5.40% due 05/01/2035		110,000	104,467
Vought Aircraft Industries, Inc.
8.00% due 07/15/2011		125,000	112,500

			2,741,538

Spectrum Income Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Agriculture - 0.17%
Bunge, Ltd.
4.375% due 12/15/2008	$475,000	$463,205
Case New Holland, Inc.
9.25% due 08/01/2011	325,000	344,500
Phosphate Resource Partners LP
7.00% due 02/15/2008	100,000	99,750
Terra Capital, Inc.
11.50% due 06/01/2010	375,000	407,813

		1,315,268

Air Travel - 0.01%
Air Jamaica, Ltd., Series REGS
9.375% due 07/08/2015	75,000	78,000
Aluminum - 0.05%
Alcoa, Inc.
4.25% due 08/15/2007	55,000	54,208
Century Aluminum Company
7.50% due 08/15/2014	300,000	298,500

		352,708

Amusement & Theme Parks - 0.05%
Universal City Development Partners
11.75% due 04/01/2010	375,000	405,938
Apparel & Textiles - 0.20%
Broder Brothers, Series B
11.25% due 10/15/2010	225,000	212,062
Collins & Aikman Floorcoverings, Inc.
9.75% due 02/15/2010	300,000	294,750
INVISTA
9.25% due 05/01/2012	675,000	708,750
Rafaella Apparel Group, Inc.
11.25% due 06/15/2011	300,000	289,500

		1,505,062

Auto Parts - 0.11%
Accuride Corp.
8.50% due 02/01/2015	250,000	233,125
Commercial Vehicle Group, Inc.
8.00% due 07/01/2013	50,000	47,625
Lear Corp., Series B
8.11% due 05/15/2009 (a)	150,000	144,750
Tenneco Automotive, Inc.
8.625% due 11/15/2014 (a)	400,000	399,000

		824,500

Auto Services - 0.21%
Adesa, Inc.
7.625% due 06/15/2012	250,000	246,250
Avis Budget Car Rental LLC
7.625% due 05/15/2014	175,000	166,250
7.905% due 05/15/2014 (b)	50,000	47,500
Erac USA Finance Company
7.95% due 12/15/2009	115,000	123,198
Hertz Corp., Class A
8.875% due 01/01/2014	625,000	648,437
10.50% due 01/01/2016 (a)	350,000	377,125

		1,608,760

The accompanying notes are an integral part of the financial statements. 365

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Automobiles - 0.25%
AutoNation, Inc.
7.00% due 04/15/2014		$550,000	$542,438
7.5069% due 04/15/2013 (b)		100,000	100,500
DaimlerChrysler N.A. Holding Corp.
6.50% due 11/15/2013 (a)		460,000	473,708
8.50% due 01/18/2031 (a)		60,000	72,051
DaimlerChrysler N.A. Holding Corp., Series MTN
5.9175% due 08/03/2009 (b)		470,000	470,788
ERAC USA Finance Company
5.60% due 05/01/2015		240,000	234,367

			1,893,852
Banking - 1.36%
Australia & New Zealand Banking Group,
Ltd., EMTN
4.45% due 02/05/2015 (b)	EUR	39,000	50,765
BAC Capital Trust VI
5.625% due 03/08/2035		$395,000	361,590
Banca Intesa SpA, EMTN
5.85% due 05/08/2014 (b)	EUR	67,000	89,551
Banca Monte dei Paschi di Siena SpA, EMTN
4.50% due 09/24/2015 (b)		75,000	97,337
Bank Nederlandse Gemeenten, EMTN
4.00% due 07/15/2014		105,000	135,339
Bank of America Corp.
5.25% due 02/01/2007		$150,000	149,853
5.75% due 08/15/2016		210,000	213,045
Bank of Ireland
6.45% due 02/10/2010	EUR	49,000	67,715
Bank One Corp.
5.25% due 01/30/2013 (a)		$200,000	197,763
Banknorth Capital Trust I, Series B
10.52% due 05/01/2027		25,000	26,920
Banque du Liban, Series ECD
10.00% due 04/25/2015		300,000	326,250
Barclays Bank PLC, EMTN
5.75% due 03/08/2011	EUR	36,000	49,467
BB&T Capital Trust II
6.75% due 06/07/2036		$405,000	428,853
BNP Paribas, EMTN
5.25% due 12/17/2012	EUR	36,000	49,281
Colonial Bank, N.A.
9.375% due 06/01/2011		$185,000	209,142
Credit Agricole SA, Series TSDI
zero coupon, Step up to 6% on
06/20/2018 due 06/20/2049 (b)	GBP	100,000	180,949
Credit Suisse Group Finance Guernsey, Ltd.
6.375% due 06/07/2013	EUR	51,000	73,538
Deutsche Bank AG
5.125% due 01/31/2013		72,000	97,206
Greenpoint Capital Trust I
9.10% due 06/01/2027		$25,000	26,627
HBOS PLC
3.125% due 01/12/2007		170,000	168,564
6.00% due 11/01/2033		420,000	425,726
HBOS PLC, EMTN
4.375% due 10/30/2019 (b)	EUR	54,000	69,649

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Banking (continued)
HSBC Bank PLC, EMTN
4.25% due 03/18/2016 (b)	EUR	61,000	$78,754
HSBC Holdings PLC
6.50% due 05/02/2036		$175,000	184,277
9.875% due 04/08/2018	GBP	60,000	142,593
Huntington National Bank, Series BKNT
4.375% due 01/15/2010		$220,000	213,408
Independence Community Bank Corp.
3.75% due 04/01/2014 (b)		15,000	14,371
ING Bank NV, EMTN
5.50% due 01/04/2012	EUR	36,000	49,343
Islandsbanki HF
5.6669% due 10/15/2008 (b)		$200,000	198,677
Keybank NA
5.80% due 07/01/2014		40,000	40,556
Keybank NA, Series BKNT
4.412% due 03/18/2008		55,000	54,271
KeyCorp, MTN, Series G
4.70% due 05/21/2009		45,000	44,306
KfW Bankengruppe, EMTN
4.75% due 12/07/2010	GBP	524,000	986,029
Kreditanstalt fuer Wiederaufbau
4.70% due 06/02/2037	CAD	275,000	247,861
Kreditanstalt fuer Wiederaufbau, Series EXCH
5.50% due 12/07/2015	GBP	390,000	777,169
Landwirtschaftliche Rentenbank, Series 7
3.75% due 06/15/2009		$110,000	106,513
Marshall & Ilsley Bank, Series BKNT
3.80% due 02/08/2008		110,000	107,743
4.125% due 09/04/2007		50,000	49,401
Mizuho Capital Investment EUR 1, Ltd.
5.02% due 06/29/2049 (b)	EUR	50,000	63,973
Nordea Bank Finland PLC, EMTN
5.75% due 03/26/2014 (b)		52,000	69,591
Northern Rock PLC, EMTN
5.75% due 02/28/2017	GBP	99,000	191,666
Northern Trust Company, Series BKNT
4.60% due 02/01/2013		$120,000	114,858
Northern Trust Corp.
5.30% due 08/29/2011		144,000	144,375
Rabobank Nederland, EMTN
3.125% due 07/19/2010	EUR	75,000	94,073
Regions Bank, Series BKNT
2.90% due 12/15/2006		$120,000	119,174
Royal Bank of Scotland PLC, EMTN
zero coupon, Step up to 6.935% on
09/08/2014 due 06/29/2049 (b)	GBP	104,000	204,495
Sanpaolo IMI SpA, EMTN
3.75% due 06/09/2015 (b)	EUR	64,000	80,841
Standard Chartered Bank, EMTN
3.625% due 02/03/2017 (b)		64,000	79,708
Sumitomo Mitsui Banking Corp, Series REGS
4.375% due 07/29/2049 (b)		50,000	61,602
Sumitomo Mitsui Banking Corp.
5.625% due 07/29/2049 (b)		$200,000	193,279

The accompanying notes are an integral part of the financial statements. 366

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Banking (continued)
Suncorp-Metway, Ltd.
4.625% due 06/15/2013		$30,000	$28,608
Svensk Exportkredit AB
2.875% due 01/26/2007		130,000	128,883
Svenska Handelsbanken, EMTN
6.125% due 03/29/2049 (b)	GBP	49,000	94,636
US Bancorp, MTN, Series P
4.50% due 07/29/2010 (a)		$190,000	185,568
US Bank NA
6.50% due 02/01/2008		260,000	263,965
Wachovia Bank NA, Series BKNT
4.875% due 02/01/2015		360,000	343,605
Wachovia Corp.
5.4156% due 07/20/2007 (b)		65,000	65,069
5.50% due 08/01/2035 (a)		110,000	102,487
6.40% due 04/01/2008		90,000	91,648
Webster Capital Trust II, Series B
10.00% due 04/01/2027		35,000	37,309
Webster Financial Corp.
5.125% due 04/15/2014		200,000	191,083
Wells Fargo Company
4.20% due 01/15/2010		205,000	198,639
4.875% due 01/12/2011		225,000	221,858
Westpac Banking Corp.
2.875% due 06/25/2008	EUR	21,000	26,492
World Savings Bank FSB, Series BKNT
4.125% due 12/15/2009 (a)		$195,000	188,649

			10,376,536
Biotechnology - 0.06%
Amgen, Inc.
4.00% due 11/18/2009		130,000	125,441
Genentech, Inc.
4.40% due 07/15/2010		125,000	121,526
4.75% due 07/15/2015		205,000	194,595

			441,562
Broadcasting - 0.48%
Allbritton Communications Company
7.75% due 12/15/2012		800,000	791,000
Canadian Satellite Radio Holdings, Inc., ADR
12.75% due 02/15/2014		250,000	246,875
CanWest Media, Inc.
8.00% due 09/15/2012		400,000	387,000
Fisher Communications, Inc.
8.625% due 09/15/2014		225,000	231,187
Gray Television, Inc.
9.25% due 12/15/2011		375,000	390,000
Liberty Media Corp.
4.00% due 11/15/2029		600,000	395,250
6.8294% due 09/17/2006 (b)		35,000	35,012
LIN Television Corp.
2.50% due 05/15/2033		72,000	65,700
News America, Inc.
6.20% due 12/15/2034		190,000	177,542
7.375% due 10/17/2008		125,000	129,899
Spectrum Income Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Broadcasting (continued)
Sirius Satellite Radio, Inc.
9.625% due 08/01/2013 (a)	$425,000	$403,750
Viacom, Inc.
5.75% due 04/30/2011	335,000	332,243
XM Satellite Radio Holdings, Inc.
9.75% due 05/01/2014	50,000	47,000

		3,632,458
Building Materials & Construction - 0.35%
Brand Services, Inc.
12.00% due 10/15/2012	350,000	393,988
Building Materials Corporation of America
7.75% due 08/01/2014 (a)	625,000	565,625
Columbus McKinnon Corp.
8.875% due 11/01/2013 (a)	300,000	306,000
CRH America, Inc.
6.40% due 10/15/2033	65,000	64,008
Interline Brands, Inc.
8.125% due 06/15/2014	475,000	478,563
Lafarge SA
6.15% due 07/15/2011 (a)	140,000	142,492
Texas Industries, Inc.
7.25% due 07/15/2013	500,000	500,625
U.S. Concrete, Inc.
8.375% due 04/01/2014	250,000	239,375

		2,690,676
Buildings - 0.04%
D.R. Horton, Inc.
4.875% due 01/15/2010	70,000	67,652
5.625% due 09/15/2014	285,000	267,220

		334,872
Business Services - 0.68%
Affinity Group, Inc.
9.00% due 02/15/2012	350,000	350,000
10.875% due 02/15/2012	111,170	105,612
Dun & Bradstreet Corp.
5.50% due 03/15/2011	120,000	120,331
FTI Consulting, Inc.
7.625% due 06/15/2013	375,000	377,812
GTECH Holdings Corp.
4.50% due 12/01/2009	250,000	249,945
4.75% due 10/15/2010	30,000	29,987
Insurance Auto Auctions, Inc.
11.00% due 04/01/2013	250,000	248,750
Invensys PLC
9.875% due 03/15/2011 (a)	344,000	371,520
iPayment, Inc.
9.75% due 05/15/2014	425,000	430,313
Nebraska Book Company, Inc.
8.625% due 03/15/2012	425,000	387,812
Sungard Data Systems, Inc.
9.125% due 08/15/2013	1,073,000	1,107,873
Universal Compression, Inc.
7.25% due 05/15/2010	200,000	202,000
Xerox Corp.
6.40% due 03/15/2016	326,000	322,771

The accompanying notes are an integral part of the financial statements.  367

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Business Services (continued)
Xerox Corp. (continued)
6.75% due 02/01/2017		$780,000	$781,950
7.625% due 06/15/2013		125,000	129,219

			5,215,895
Cable and Television - 1.08%
Charter Communications Operating LLC
8.00% due 04/30/2012		1,200,000	1,203,000
Comcast Cable Communications, Inc.
8.375% due 05/01/2007		120,000	122,239
Comcast Corp.
4.95% due 06/15/2016		307,000	283,157
Cox Communications, Inc.
7.125% due 10/01/2012 (a)		266,000	281,411
7.75% due 11/01/2010		115,000	123,728
Cox Enterprises, Inc.
4.375% due 05/01/2008		135,000	132,187
CSC Holdings, Inc.
7.25% due 07/15/2008		775,000	783,719
DirecTV Holdings LLC
6.375% due 06/15/2015		1,000,000	935,000
8.375% due 03/15/2013		150,000	157,500
E.W. Scripps Company
4.30% due 06/30/2010		50,000	47,917
EchoStar Communications Corp.
5.75% due 05/15/2008 (a)		150,000	150,000
Echostar DBS Corp.
5.75% due 10/01/2008		15,000	14,850
6.625% due 10/01/2014		425,000	408,531
Kabel Deutschland GMBH
10.625% due 07/01/2014		300,000	321,000
News America, Inc.
6.40% due 12/15/2035		220,000	210,816
Rainbow National Services LLC
8.75% due 09/01/2012		100,000	105,500
Rogers Cable, Inc.
5.50% due 03/15/2014		160,000	148,200
6.75% due 03/15/2015		400,000	397,000
Shaw Communications, Inc.
7.40% due 10/17/2007	CAD	45,000	41,786
8.25% due 04/11/2010		$125,000	131,406
Sinclair Broadcast Group, Inc.
8.00% due 03/15/2012		625,000	632,812
8.75% due 12/15/2011		125,000	130,469
Superior Essex Communications &
Essex Group, Inc.
9.00% due 04/15/2012		225,000	228,375
Time Warner Entertainment Company LP
7.25% due 09/01/2008		355,000	366,541
8.375% due 03/15/2023		406,000	456,812
Videotron Ltee
6.375% due 12/15/2015		100,000	93,625
6.875% due 01/15/2014		315,000	309,094

			8,216,675

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Cellular Communications - 1.18%
Alamosa Delaware, Inc.
11.00% due 07/31/2010		$400,000	$437,000
America Movil SA de CV
6.375% due 03/01/2035		175,000	167,210
American Cellular Corp.
10.00% due 08/01/2011		200,000	208,000
American Tower Corp.
3.00% due 08/15/2012 (a)		275,000	508,063
7.125% due 10/15/2012		250,000	253,125
7.25% due 12/01/2011		50,000	51,375
7.50% due 05/01/2012 (a)		50,000	50,875
AT&T Broadband Corp.
8.375% due 03/15/2013		409,000	463,608
AT&T Wireless Services, Inc.
7.875% due 03/01/2011		120,000	130,930
Centennial Communications Corp.
10.00% due 01/01/2013 (a)		150,000	149,625
10.125% due 06/15/2013		525,000	553,875
Cingular Wireless Services, Inc.
8.125% due 05/01/2012		10,000	11,196
Digicel, Ltd.
9.25% due 09/01/2012		500,000	521,250
Dobson Cellular Systems, Inc.
8.875% due 10/01/2013 (a)		200,000	197,500
9.875% due 11/01/2012 (a)		225,000	240,187
Horizon PCS, Inc.
11.375% due 07/15/2012		125,000	140,938
mmO2 PLC, EMTN
6.375% due 01/25/2007	EUR	33,000	42,656
Motorola, Inc.
7.50% due 05/15/2025		$65,000	74,204
Nextel Communications, Inc.
6.875% due 10/31/2013		1,290,000	1,306,191
7.375% due 08/01/2015		370,000	380,707
Nextel Partners, Inc.
8.125% due 07/01/2011		200,000	210,000
Rogers Wireless, Inc.
6.375% due 03/01/2014		575,000	563,500
7.50% due 03/15/2015		50,000	52,250
8.00% due 12/15/2012		975,000	1,018,875
9.625% due 05/01/2011		200,000	223,500
Rural Cellular Corp.
9.875% due 02/01/2010		150,000	154,875
10.898% due 11/01/2012		100,000	103,000
UbiquiTel Operating Company
9.875% due 03/01/2011		300,000	326,250
US Unwired, Inc., Series B
10.00% due 06/15/2012		250,000	275,000
Verizon Wireless Capital LLC
5.375% due 12/15/2006		165,000	164,937

			8,980,702
Chemicals - 0.35%
Arco Chemical Company
10.25% due 11/01/2010		100,000	109,750

The accompanying notes are an integral part of the financial statements. 368

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Chemicals (continued)
Crystal US Holdings 3
LLC/Crystal US Sub 3 Corp., Series A
zero coupon, Step up to 10% on
10/01/2009 due 10/01/2014		$250,000	$202,500
Crystal US Holdings 3
LLC/Crystal US Sub 3 Corp., Series B
zero coupon, Step up to 10.5% on
10/01/2009 due 10/01/2014		375,000	299,063
Domtar, Inc.
7.875% due 10/15/2011		150,000	148,875
Dow Chemical Company
6.125% due 02/01/2011 (a)		120,000	123,314
Dow Chemical Company, EMTN
4.375% due 06/25/2010	EUR	38,000	49,244
Equistar Chemicals LP
8.75% due 02/15/2009		$25,000	25,937
Hercules, Inc.
6.75% due 10/15/2029		200,000	188,500
Huntsman LLC
11.625% due 10/15/2010		150,000	166,500
IMC Global, Inc.
10.875% due 08/01/2013		25,000	28,000
IMC Global, Inc., Series B
10.875% due 06/01/2008		100,000	106,750
11.25% due 06/01/2011		25,000	26,406
Lubrizol Corp.
4.625% due 10/01/2009		60,000	58,684
5.875% due 12/01/2008		195,000	196,461
Lyondell Chemical Company
10.50% due 06/01/2013		325,000	357,500
11.125% due 07/15/2012		100,000	109,000
Praxair, Inc.
4.75% due 07/15/2007		85,000	84,528
Rockwood Specialties Group, Inc.
7.50% due 11/15/2014		150,000	147,375
10.625% due 05/15/2011		225,000	241,313

			2,669,700

Coal - 0.10%
Alpha Natural Resources LLC
10.00% due 06/01/2012		225,000	240,750
Foundation PA Coal Company
7.25% due 08/01/2014		475,000	461,937
Massey Energy Company
6.625% due 11/15/2010		50,000	49,250

			751,937

Commercial Services - 0.09%
Brickman Group, Ltd., Series B
11.75% due 12/15/2009		450,000	481,500
Mac-Gray Corp.
7.625% due 08/15/2015		225,000	228,375

			709,875

Computers & Business Equipment - 0.19%
Broadview Networks Holdings, Inc.
11.375% due 09/01/2012		175,000	177,844

Spectrum Income Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Computers & Business Equipment
(continued)
Cisco Systems, Inc.
5.25% due 02/22/2011	$290,000	$289,993
Hewlett-Packard Company
5.50% due 07/01/2007	200,000	200,078
International Business Machines Corp., MTN
2.375% due 11/01/2006	120,000	119,456
3.80% due 02/01/2008	180,000	176,281
Unisys Corp.
6.875% due 03/15/2010 (a)	225,000	210,375
7.875% due 04/01/2008	175,000	174,781
8.00% due 10/15/2012	75,000	69,469

		1,418,277
Construction & Mining Equipment - 0.04%
JLG Industries, Inc.
8.375% due 06/15/2012 (a)	200,000	208,000
Terex Corp.
7.375% due 01/15/2014	100,000	100,000

		308,000
Containers & Glass - 0.47%
Ball Corp.
6.875% due 12/15/2012	575,000	575,000
BWAY Corp.
10.00% due 10/15/2010	400,000	419,000
Graham Packaging Company
8.50% due 10/15/2012	75,000	72,563
Graphic Packaging International Corp.
8.50% due 08/15/2011	275,000	279,125
9.50% due 08/15/2013 (a)	75,000	75,375
Greif, Inc.
8.875% due 08/01/2012	225,000	236,250
Owens-Brockway Glass Container, Inc.
8.25% due 05/15/2013	525,000	531,562
8.75% due 11/15/2012	355,000	377,187
8.875% due 02/15/2009	350,000	359,625
Owens-Illinois, Inc.
7.35% due 05/15/2008 (a)	75,000	75,000
Sealed Air Corp.
5.375% due 04/15/2008	230,000	229,382
Silgan Holdings, Inc.
6.75% due 11/15/2013	175,000	171,063
Stone Container Corp.
9.75% due 02/01/2011	64,000	65,760
Stone Container Finance
7.375% due 07/15/2014	125,000	112,500

		3,579,392
Cosmetics & Toiletries - 0.04%
Chattem, Inc.
7.00% due 03/01/2014	350,000	334,250
Crude Petroleum & Natural Gas - 1.14%
Amerada Hess Corp.
7.375% due 10/01/2009	75,000	79,202
7.875% due 10/01/2029	298,000	347,398

The accompanying notes are an integral part of the financial statements. 369

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Spectrum Income Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Crude Petroleum & Natural Gas
(continued)
AmeriGas Partners LP
7.25% due 05/20/2015	$1,175,000	$1,154,437
Atlantic Richfield Corp.
9.125% due 03/01/2011 (a)	105,000	121,301
Chaparral Energy, Inc.
8.50% due 12/01/2015	325,000	327,438
Chesapeake Energy Corp.
6.375% due 06/15/2015	450,000	427,500
6.50% due 08/15/2017	1,055,000	978,512
6.625% due 01/15/2016	375,000	360,000
Clayton Williams Energy, Inc.
7.75% due 08/01/2013	275,000	257,125
Compton Petroleum Finance Corp.
7.625% due 12/01/2013	575,000	560,625
Denbury Resources, Inc.
7.50% due 04/01/2013	300,000	303,000
7.50% due 12/15/2015	375,000	378,750
EnCana Corp.
4.60% due 08/15/2009	190,000	185,971
6.50% due 08/15/2034	45,000	46,670
EnCana Holdings Finance Corp.
5.80% due 05/01/2014	400,000	402,887
Encore Acquisition Company
7.25% due 12/01/2017	350,000	342,125
Hilcorp Energy I LP
7.75% due 11/01/2015	400,000	393,000
10.50% due 09/01/2010	375,000	406,875
Massey Energy Company
6.875% due 12/15/2013	200,000	185,500
PetroHawk Energy Corp.
9.125% due 07/15/2013	525,000	534,188
Plains Exploration & Production Company
8.75% due 07/01/2012	275,000	288,750
Range Resources Corp.
7.50% due 05/15/2016	425,000	428,187
Sempra Energy
5.8625% due 05/21/2008 (b)	180,000	180,214

		8,689,655
Domestic Oil - 0.43%
ConocoPhillips
5.90% due 10/15/2032 (a)	180,000	181,666
Devon Financing Corp., ULC
6.875% due 09/30/2011	545,000	577,966
7.875% due 09/30/2031	185,000	221,202
Diamond Offshore Drilling, Inc.
4.875% due 07/01/2015	240,000	225,137
5.15% due 09/01/2014	395,000	380,478
Forest Oil Corp.
8.00% due 12/15/2011	375,000	387,188
Magnum Hunter Resources, Inc.
9.60% due 03/15/2012	200,000	212,000
Range Resources Corp.
6.375% due 03/15/2015	700,000	668,500

Spectrum Income Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Domestic Oil (continued)
Swift Energy Company
7.625% due 07/15/2011	$50,000	$50,500
9.375% due 05/01/2012 (a)	50,000	52,750
Valero Energy Corp.
3.50% due 04/01/2009	320,000	305,572
4.75% due 04/01/2014 (a)	65,000	60,974

		3,323,933
Drugs & Health Care - 0.06%
Biovail Corp.
7.875% due 04/01/2010	200,000	199,500
CVS Corp.
3.875% due 11/01/2007	240,000	235,624

		435,124
Educational Services - 0.19%
AAC Group Holding Corp.
zero coupon, Step up to 10.25% on
10/01/2008 due 10/01/2012	200,000	160,500
Education Management Corp.
10.25% due 06/01/2016	1,300,000	1,287,000

		1,447,500
Electrical Equipment - 0.11%
Exelon Generation Company LLC
5.35% due 01/15/2014	170,000	165,943
General Cable Corp.
9.50% due 11/15/2010	275,000	294,250
Telex Communications Holdings, Inc.
11.50% due 10/15/2008	325,000	346,125

		806,318
Electrical Utilities - 1.45%
AES Corp.
7.75% due 03/01/2014	135,000	139,050
8.875% due 02/15/2011	275,000	294,250
9.00% due 05/15/2015	930,000	1,003,238
9.375% due 09/15/2010	300,000	324,000
Alabama Power Company
3.50% due 11/15/2007	150,000	146,746
5.59% due 08/25/2009 (b)	160,000	160,573
Allegheny Energy Supply Company LLC
7.80% due 03/15/2011	250,000	263,438
8.25% due 04/15/2012	50,000	54,000
Appalachian Power Company
5.83% due 06/29/2007 (b)	70,000	70,107
6.375% due 04/01/2036	170,000	170,373
Black Hills Corp.
6.50% due 05/15/2013	235,000	236,751
CE Electric UK Funding Company
6.995% due 12/30/2007	200,000	203,500
CenterPoint Energy Transition Bond Co., LLC,
Series A-2
4.97% due 08/01/2014	175,000	173,833
Centerpoint Energy, Inc., Series B
5.875% due 06/01/2008	110,000	110,394
7.25% due 09/01/2010	205,000	216,163

The accompanying notes are an integral part of the financial statements. 370

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Electrical Utilities (continued)
CMS Energy Corp.
8.50% due 04/15/2011		$50,000	$53,625
9.875% due 10/15/2007		475,000	494,594
Consumers Energy Co.
5.80% due 09/15/2035 (a)		100,000	93,903
Dominion Resources, Inc.
4.125% due 02/15/2008		65,000	63,838
Edison SpA, EMTN
5.125% due 12/10/2010	EUR	30,000	40,009
El Paso Electric Company
6.00% due 05/15/2035		$245,000	234,399
Elia System Operator SA
4.75% due 05/13/2014	EUR	68,000	90,243
Enbw International Finance BV, EMTN
5.875% due 02/28/2012		36,000	50,076
Energy East Corp.
5.75% due 11/15/2006		$125,000	125,095
Entergy Louisiana LLC
5.83% due 11/01/2010		35,000	34,795
FirstEnergy Corp.
6.45% due 11/15/2011		245,000	254,100
FirstEnergy Corp., Series A
5.50% due 11/15/2006		42,000	41,993
MidAmerican Energy Holdings Company
6.125% due 04/01/2036		220,000	217,235
Midwest Generation LLC
8.75% due 05/01/2034		950,000	1,011,750
Mirant Americas Generation LLC
8.30% due 05/01/2011 ^		400,000	400,000
Mission Energy Holding Co.
13.50% due 07/15/2008		400,000	447,500
National Grid PLC, EMTN
5.00% due 07/02/2018	EUR	22,000	28,646
National Power Corp.
9.6481% due 08/23/2011 (b)		$200,000	219,814
Nevada Power Company
5.875% due 01/15/2015		45,000	44,482
Orion Power Holdings, Inc.
12.00% due 05/01/2010		350,000	397,250
Pacific Gas & Electric Company
4.80% due 03/01/2014		235,000	224,723
6.05% due 03/01/2034		50,000	49,419
Pepco Holdings, Inc.
5.50% due 08/15/2007		110,000	109,947
PPL Capital Funding, Inc.
4.33% due 03/01/2009		285,000	276,705
RWE Finance BV, EMTN
5.375% due 04/18/2008	EUR	33,000	43,292
6.375% due 06/03/2013	GBP	49,000	98,659
San Diego Gas & Electric Company
5.35% due 05/15/2035 (a)		$60,000	56,020
Scottish Power UK PLC
8.375% due 02/20/2017	GBP	39,000	91,799
Sierra Pacific Resources
7.803% due 06/15/2012		$125,000	130,306
8.625% due 03/15/2014		850,000	913,673

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Electrical Utilities (continued)
Southern California Edison Company
4.65% due 04/01/2015 (a)		$275,000	$258,273
Tri-State Generation & Transmission Association
6.04% due 01/31/2018		110,000	110,070
Vattenfall Treasury AB, EMTN
6.00% due 04/03/2009	EUR	35,000	47,133
Virginia Electric and Power Company
4.50% due 12/15/2010		$35,000	33,676
6.00% due 01/15/2036		310,000	300,117
Westar Energy, Inc.
5.10% due 07/15/2020		185,000	169,777
Western Power Distribution Holdings, Ltd.
6.875% due 12/15/2007		160,000	161,416
Wisconsin Electric Power Company
3.50% due 12/01/2007 (a)		120,000	117,443

			11,102,211
Electronics - 0.10%
Celestica, Inc.
7.875% due 07/01/2011		250,000	249,375
L-3 Communications Corp., Series B
6.375% due 10/15/2015		550,000	529,375

			778,750
Energy - 0.86%
Copano Energy LLC
8.125% due 03/01/2016		250,000	253,125
Duke Capital LLC
6.25% due 02/15/2013 (a)		450,000	456,138
Duke Capital LLC, Series B
6.75% due 07/15/2018		90,000	94,069
Enterprise Products Operating LP
4.95% due 06/01/2010		175,000	170,882
Enterprise Products Operating LP, Series B
4.00% due 10/15/2007		80,000	78,662
5.60% due 10/15/2014		120,000	116,945
Ferrellgas Partners LP
8.75% due 06/15/2012		250,000	258,750
Florida Power & Light Company
6.20% due 06/01/2036		110,000	114,937
Mirant North America LLC
7.375% due 12/31/2013		1,725,000	1,707,750
Niagara Mohawk Power Corp., Series G
7.75% due 10/01/2008		50,000	52,190
NRG Energy, Inc.
7.25% due 02/01/2014		400,000	395,000
7.375% due 02/01/2016		1,830,000	1,802,550
Peabody Energy Corp.
6.875% due 03/15/2013		200,000	198,000
Progress Energy, Inc.
5.625% due 01/15/2016		400,000	393,806
Stone Energy Corp.
8.24% due 07/15/2010 (b)		400,000	396,000
TXU Energy Company LLC
6.125% due 03/15/2008 (a)		45,000	45,341

The accompanying notes are an integral part of the financial statements. 371

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Energy (continued)
Xcel Energy, Inc.
7.00% due 12/01/2010		$30,000	$31,673

			6,565,818
Financial Services - 3.39%
AAC Group Holding Corp.
12.75% due 10/01/2012 (a)		225,000	227,812
AIG SunAmerica Global Financing XII
5.30% due 05/30/2007		75,000	74,919
Altria Finance Cayman Islands, Ltd.
5.625% due 06/24/2008	EUR	61,000	80,211
American Commercial Lines, Inc.
9.50% due 02/15/2015		$350,000	381,500
American Express Credit Corp.
5.30% due 12/02/2015		50,000	49,617
American Express Credit Corp., EMTN
3.625% due 10/13/2009	EUR	55,000	69,854
American General Finance Corp., Series I, MTN
5.40% due 12/01/2015 (a)		$250,000	245,921
American Honda Finance Corp.
4.50% due 05/26/2009		365,000	358,353
Arch Western Finance LLC
6.75% due 07/01/2013		275,000	265,375
BCP Crystal Holdings Corp.
9.625% due 06/15/2014		550,000	596,062
Bear Stearns Companies, Inc.
4.00% due 01/31/2008		150,000	147,427
5.50% due 08/15/2011		275,000	276,234
BHP Billiton Finance USA, Ltd.
4.80% due 04/15/2013		340,000	328,030
Boeing Capital Corp., MTN, Series X
6.35% due 11/15/2007 (a)		160,000	161,727
Capital One Bank
6.50% due 06/13/2013		330,000	343,001
Capital One Financial Corp.
4.738% due 05/17/2007		160,000	159,072
6.15% due 09/01/2016		215,000	215,945
Caterpillar Financial Services Corp., MTN, Series F
4.50% due 09/01/2008		140,000	137,813
CIT Group, Inc.
5.50% due 11/30/2007		65,000	64,989
6.00% due 04/01/2036		165,000	159,334
CIT Group, Inc., GMTN
4.25% due 09/22/2011	EUR	50,000	64,354
CIT Group, Inc., MTN
5.555% due 08/15/2008 (a)(b)		$115,000	115,287
Citigroup, Inc.
3.625% due 02/09/2009		130,000	125,426
3.875% due 05/21/2010	EUR	35,000	44,868
4.75% due 02/10/2019 (b)		100,000	132,243
5.00% due 09/15/2014		$175,000	169,318
5.30% due 01/07/2016 (a)		285,000	281,160
Countrywide Financial Corp.
6.25% due 05/15/2016		455,000	459,422
Countrywide Home Loans, Inc., MTN
4.125% due 09/15/2009		150,000	144,813

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Financial Services (continued)
Credit Suisse USA, Inc.
5.50% due 08/16/2011		$170,000	$170,708
Dollar Financial Group, Inc.
9.75% due 11/15/2011		148,000	159,100
Erac USA Finance Co.
6.75% due 05/15/2007		150,000	150,776
ERP Operating LP
3.85% due 08/15/2026		15,000	15,130
Ford Motor Credit Company
5.372% due 04/15/2012 (b)		1,350,000	1,427,166
5.80% due 01/12/2009		330,000	316,125
6.3744% due 03/21/2007 (b)		50,000	49,921
6.3663% due 11/16/2006 (b)		110,000	110,035
6.50% due 01/25/2007 (a)		60,000	60,093
7.0769% due 01/15/2010 (b)		100,000	94,456
7.375% due 10/28/2009		960,000	941,578
9.875% due 08/10/2011		775,000	809,722
Franklin Resources, Inc.
3.70% due 04/15/2008		60,000	58,443
Fund American Companies, Inc.
5.875% due 05/15/2013		205,000	201,259
GE Capital European Funding, Series EMTN
3.50% due 02/14/2013	EUR	110,000	137,596
GE Capital UK Funding, EMTN
5.625% due 12/12/2014	GBP	75,000	146,798
General Electric Capital Corp.
6.125% due 02/22/2011		$220,000	227,518
General Electric Capital Corp., Series A, MTN
5.00% due 06/15/2007		130,000	129,679
6.00% due 06/15/2012		50,000	51,673
General Motors Acceptance Corp.
5.625% due 05/15/2009 (a)		290,000	280,505
6.00% due 10/16/2006	EUR	63,000	80,670
6.4569% due 07/16/2007 (b)		$180,000	178,892
6.75% due 12/01/2014 (a)		425,000	407,442
6.875% due 08/28/2012		1,000,000	968,251
7.75% due 01/19/2010 (a)		625,000	635,283
GIE Suez Alliance, EMTN
5.125% due 06/24/2015	EUR	47,000	64,032
Global Cash Access LLC
8.75% due 03/15/2012		$500,000	523,125
Goldman Sachs Capital, Inc.
6.345% due 02/15/2034 (a)		666,000	657,478
Goldman Sachs Group, Inc.
4.25% due 08/04/2010	EUR	48,000	62,125
5.6331% due 07/02/2007 (b)		$65,000	65,094
6.60% due 01/15/2012		150,000	157,333
HSBC Finance Corp.
5.00% due 06/30/2015 (a)		430,000	412,802
5.50% due 01/19/2016		440,000	436,817
5.75% due 01/30/2007		95,000	95,130
HSBC USA, Inc.
4.625% due 04/01/2014		100,000	94,747
International Lease Finance Corp.
3.75% due 08/01/2007		160,000	157,450

The accompanying notes are an integral part of the financial statements. 372

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Financial Services (continued)
International Lease Finance Corp., EMTN
4.125% due 10/09/2008	EUR	70,000	$89,987
International Lease Finance Corp., Series MTN
5.45% due 03/24/2011		$325,000	325,304
iPCS, Inc.
11.50% due 05/01/2012		150,000	168,750
Jefferies Group, Inc.
6.25% due 01/15/2036		260,000	247,911
John Deere Capital Corp.
3.90% due 01/15/2008		85,000	83,395
7.00% due 03/15/2012		400,000	429,275
JP Morgan Chase Capital XVIII, Series R
6.95% due 08/17/2036		115,000	121,029
JPMorgan Chase & Company
3.125% due 12/11/2006		125,000	124,252
JPMorgan Chase & Company, EMTN
4.25% due 06/09/2011	EUR	39,000	50,600
4.375% due 11/12/2019 (b)		50,000	64,216
JSG Funding PLC
7.75% due 04/01/2015		$275,000	250,250
9.625% due 10/01/2012		425,000	443,594
Legg Mason, Inc.
6.75% due 07/02/2008		165,000	169,021
Lehman Brothers Holdings, Inc.
3.50% due 08/07/2008		290,000	280,355
Lehman Brothers Holdings, Inc., Series MTNG
3.95% due 11/10/2009		325,000	312,471
4.80% due 03/13/2014		200,000	190,709
Mangrove Bay Pass Through Trust
6.102% due 07/15/2033 (b)		200,000	190,640
MBNA America Bank NA, EMTN
4.625% due 08/03/2009		300,000	295,282
MBNA Europe Funding Plc, EMTN
4.50% due 01/23/2009	EUR	33,000	42,907
Mellon Funding Corp.
6.375% due 11/08/2011	GBP	49,000	97,995
Merrill Lynch & Company, Inc.
6.05% due 05/16/2016		$575,000	593,073
Merrill Lynch & Company, Inc., EMTN
4.625% due 10/02/2013	EUR	68,000	89,377
Merrill Lynch & Company, Inc., Series CPI
4.33% due 03/02/2009 (b)		$150,000	145,398
Mizuho Capital Investment 1, Ltd.
6.686% due 03/29/2049 (b)		126,000	126,208
Morgan Stanley, Series GMTN
5.125% due 11/30/2015	GBP	100,000	186,723
Morgan Stanley, Series MTN
6.25% due 08/09/2026		$100,000	101,854
MUFG Capital Finance 1, Ltd.
6.346% due 07/29/2049 (b)		200,000	200,201
National Rural Utilities Cooperative Finance Corp.
3.875% due 02/15/2008		200,000	196,173
4.375% due 10/01/2010		100,000	96,639
Nationwide Building Society, EMTN
3.375% due 08/17/2015 (b)	EUR	55,000	68,857

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Financial Services (continued)
Nell AF SARL
8.375% due 08/15/2015 (a)		$625,000	$625,781
8.375% due 08/15/2015	EUR	50,000	66,361
Nexstar Finance Holdings LLC
zero coupon, Step up to 11.375% on
04/01/2008 due 04/01/2013		$450,000	371,250
Nexstar Finance, Inc.
7.00% due 01/15/2014 (a)		275,000	246,125
Nisource Finance Corp.
5.9681% due 11/23/2009 (b)		140,000	140,073
Nissan Motor Acceptance Corp.
4.625% due 03/08/2010		120,000	116,395
Residential Capital Corp.
6.125% due 11/21/2008		151,000	151,329
6.6069% due 04/17/2009 (b)		170,000	170,724
7.3369% due 04/17/2009 (b)		125,000	125,556
SLM Corp., MTN
5.625% due 08/01/2033		45,000	42,090
SLM Corp., MTN, Series A
5.685% due 01/26/2009 (b)		220,000	220,755
SLM Corp., Series CPI
4.30% due 04/01/2009 (b)		365,000	351,422
Stripes Acquisition LLC
10.625% due 12/15/2013		200,000	210,000
Sun Life Canada US Capital Trust
8.526% due 05/29/2049		270,000	285,630
Torchmark Corp.
6.375% due 06/15/2016		230,000	237,354
Toyota Motor Credit Corp.
2.875% due 08/01/2008		235,000	225,108
UBS AG
4.50% due 09/16/2019	EUR	62,000	80,973

			25,864,411
Food & Beverages - 0.70%
B&G Foods Holding Corp.
8.00% due 10/01/2011		$500,000	507,500
Birds Eye Foods, Inc.
11.875% due 11/01/2008		75,000	75,563
Cott Beverages USA, Inc.
8.00% due 12/15/2011		265,000	268,313
Del Monte Corp.
8.625% due 12/15/2012		325,000	340,031
Dole Food, Inc.
8.625% due 05/01/2009		175,000	172,375
8.875% due 03/15/2011 (a)		225,000	219,375
General Mills, Inc.
3.875% due 11/30/2007		215,000	210,396
6.449% due 10/15/2006		150,000	150,142
Kraft Foods, Inc.
4.625% due 11/01/2006		105,000	104,845
Le*Nature's, Inc.
10.00% due 06/15/2013		200,000	209,000
Level 3 Financing, Inc.
10.75% due 10/15/2011		500,000	520,625

The accompanying notes are an integral part of the financial statements. 373

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Spectrum Income Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Food & Beverages (continued)
McCormick & Company, Inc.
5.20% due 12/15/2015	$430,000	$421,862
5.80% due 07/15/2011	130,000	132,117
McCormick & Company, Inc., MTN
3.35% due 04/15/2009	110,000	105,931
Nutro Products, Inc.
9.23% due 10/15/2013 (b)	150,000	154,500
10.75% due 04/15/2014	375,000	395,625
Panamerican Beverages, Inc.
7.25% due 07/01/2009	35,000	36,120
PepsiAmericas, Inc.
4.875% due 01/15/2015	55,000	52,624
SABMiller PLC
6.20% due 07/01/2011	485,000	497,513
Sysco Corp.
5.375% due 09/21/2035 (a)	100,000	94,196
Tate & Lyle International Finance PlC
6.125% due 06/15/2011	200,000	203,464
The Wornick Company
10.875% due 07/15/2011	200,000	190,000
Tricon Global Restaurants, Inc.
7.65% due 05/15/2008	185,000	191,190
William Wrigley Jr. Company
4.65% due 07/15/2015	60,000	56,699

		5,310,006
Forest Products - 0.02%
Weyerhaeuser Company
7.375% due 03/15/2032	115,000	120,353
Furniture & Fixtures - 0.13%
Norcraft Companies LP
9.00% due 11/01/2011	275,000	276,375
Norcraft Holdings Capital
zero coupon, Step up to 9.75% on
09/01/2008 due 09/01/2012	225,000	182,250
Sealy Mattress Company
8.25% due 06/15/2014 (a)	500,000	505,000

		963,625
Gas & Pipeline Utilities - 0.82%
ANR Pipeline Company
8.875% due 03/15/2010	110,000	115,395
Aquila Canada Finance Corp.
7.75% due 06/15/2011	200,000	209,500
Atlas Pipeline Partners LP
8.125% due 12/15/2015	50,000	51,000
8.125% due 12/15/2015	175,000	178,500
Atmos Energy Corp.
4.00% due 10/15/2009	230,000	219,572
5.95% due 10/15/2034	40,000	37,525
Boardwalk Pipelines LLC
5.50% due 02/01/2017	90,000	86,684
Colorado Interstate Gas Company
5.95% due 03/15/2015	300,000	282,203
6.80% due 11/15/2015	400,000	396,426
Duke Capital LLC
7.50% due 10/01/2009	130,000	137,874

Spectrum Income Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Gas & Pipeline Utilities (continued)
El Paso Natural Gas, Series A
7.625% due 08/01/2010	$15,000	$15,413
El Paso Production Holding Company
7.75% due 06/01/2013	575,000	583,625
Kinder Morgan Finance Company, ULC
5.35% due 01/05/2011 (a)	130,000	124,597
5.70% due 01/05/2016	480,000	436,766
National Gas Company
6.05% due 01/15/2036	105,000	99,779
National Gas Co of Trinidad & Tobago Ltd,
Series REGS
6.05% due 01/15/2036	100,000	95,639
Panhandle Eastern Pipe Line Company
4.80% due 08/15/2008	155,000	152,467
Panhandle Eastern Pipe Line Company, Series B
2.75% due 03/15/2007	130,000	128,096
Piedmont Natural Gas Company
6.00% due 12/19/2033	15,000	15,079
Roseton/Danskammer, Series A
7.27% due 11/08/2010	200,000	199,000
Southern California Gas Co.
5.75% due 11/15/2035	265,000	262,091
Southern Natural Gas Company
8.875% due 03/15/2010	460,000	482,562
Sunoco, Inc.
4.875% due 10/15/2014	30,000	28,316
Williams Companies, Inc.
7.625% due 07/15/2019 (a)	50,000	50,750
7.75% due 06/15/2031	100,000	97,750
8.125% due 03/15/2012	1,550,000	1,635,250
8.75% due 03/15/2032	25,000	26,937
Williams Companies, Inc., Series A
7.50% due 01/15/2031	125,000	120,313

		6,269,109
Gold - 0.02%
Newmont Mining Corp.
5.875% due 04/01/2035	130,000	120,492
Healthcare Products - 0.12%
Fresenius Medical Care Capital Trust
7.875% due 02/01/2008	280	284,200
7.875% due 06/15/2011	25,000	25,500
Medtronic, Inc., Series B
4.375% due 09/15/2010	145,000	140,346
4.75% due 09/15/2015	330,000	310,780
VWR International, Inc.
6.875% due 04/15/2012	50,000	48,750
8.00% due 04/15/2014 (a)	100,000	99,000

		908,576
Healthcare Services - 0.26%
Concentra Operating Corp.
9.125% due 06/01/2012	200,000	208,250
9.50% due 08/15/2010	75,000	78,000
DaVita, Inc.
6.625% due 03/15/2013	275,000	268,125
7.25% due 03/15/2015	200,000	196,000

The accompanying notes are an integral part of the financial statements. 374

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Healthcare Services (continued)
Team Health, Inc.
11.25% due 12/01/2013		$225,000	$232,875
UnitedHealth Group, Inc.
5.25% due 03/15/2011		235,000	233,690
US Oncology, Inc.
9.00% due 08/15/2012		150,000	155,250
10.75% due 08/15/2014		75,000	81,562
Vanguard Health Holding Company II LLC
9.00% due 10/01/2014		250,000	242,500
WellPoint, Inc.
4.25% due 12/15/2009		40,000	38,681
5.00% due 01/15/2011		280,000	275,257

			2,010,190
Holdings Companies/Conglomerates - 0.24%
Hutchison Whampoa Finance, Ltd.
5.875% due 07/08/2013	EUR	62,000	85,912
6.95% due 08/01/2007		$100,000	101,303
Hutchison Whampoa International, Ltd.
6.25% due 01/24/2014		420,000	432,178
Leucadia National Corp.
7.00% due 08/15/2013		415,000	408,775
Visant Corp.
7.625% due 10/01/2012		325,000	318,500
Visant Holding Corp.
zero coupon, Step up to 10.25% on
12/01/2008 due 12/01/2013		600,000	484,500

			1,831,168
Homebuilders - 0.17%
Centex Corp.
4.55% due 11/01/2010		75,000	71,499
5.45% due 08/15/2012		260,000	251,797
KB Home
6.25% due 06/15/2015 (a)		190,000	171,273
Lennar Corp.
5.95% due 10/17/2011		25,000	24,832
Lennar Corp., Series B
5.60% due 05/31/2015		205,000	193,336
6.1456% due 03/19/2009 (b)		70,000	69,957
MDC Holdings, Inc., MTN
5.375% due 12/15/2014		60,000	54,332
NVR, Inc.
5.00% due 06/15/2010		115,000	111,215
Pulte Homes, Inc.
4.875% due 07/15/2009 (a)		70,000	68,494
5.20% due 02/15/2015 (a)		325,000	299,704
Ryland Group, Inc.
5.375% due 01/15/2015		20,000	18,084

			1,334,523
Hotels & Restaurants - 0.29%
American Casino & Entertainment Properties LLC
7.85% due 02/01/2012		400,000	405,000
Harrah's Operating Company, Inc.
5.50% due 07/01/2010		505,000	498,586

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Hotels & Restaurants (continued)
Majestic Holding Company LLC
zero coupon, Step up to 12.5% on
10/15/2008 due 10/15/2011		$125,000	$91,875
O'Charleys, Inc.
9.00% due 11/01/2013		250,000	255,000
Poster Financial Group, Inc.
8.75% due 12/01/2011		400,000	418,000
Real Mex Restaurants, Inc.
10.00% due 04/01/2010		165,000	171,600
Resorts International Hotel and Casino, Inc.
11.50% due 03/15/2009		25,000	26,156
Restaurant Company
10.00% due 10/01/2013		275,000	245,438
Yum! Brands, Inc.
7.70% due 07/01/2012		130,000	142,305

			2,253,960

Household Appliances - 0.04%
Gregg Appliances, Inc.
9.00% due 02/01/2013		150,000	135,375
Whirlpool Corp.
6.125% due 06/15/2011		140,000	141,977

			277,352

Household Products - 0.06%
Simmons Bedding Company
zero coupon, Step up to 10.00% on
12/15/2009 due 12/15/2014		350,000	244,125
7.875% due 01/15/2014 (a)		250,000	241,250

			485,375

Industrial Machinery - 0.05%
H&E Equipment Services, Inc.
8.375% due 07/15/2016		400,000	406,000
Insurance - 0.56%
ACE INA Holdings, Inc.
5.875% due 06/15/2014		150,000	149,763
Allstate Financial Global Funding
5.25% due 02/01/2007		100,000	99,929
Allstate Life Funding LLC, EMTN
6.375% due 01/17/2011	GBP	49,000	96,789
ASIF II, EMTN
5.625% due 02/01/2012		49,000	94,730
Cigna Corp.
7.40% due 05/15/2007		$80,000	80,937
Cincinnati Financial Corp.
6.92% due 05/15/2028		150,000	162,072
Genworth Financial, Inc.
5.75% due 06/15/2014		380,000	385,176
Highmark, Inc.
6.80% due 08/15/2013		225,000	235,786
ING Security Life Institutional Funding
2.70% due 02/15/2007		195,000	192,269
Jefferson-Pilot Capital Trust A
8.14% due 01/15/2046		120,000	125,449
Marsh & McLennan Companies, Inc.
5.375% due 07/15/2014		465,000	444,197

The accompanying notes are an integral part of the financial statements. 375

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Insurance (continued)
MassMutual Global Funding II
3.25% due 06/15/2007		$140,000	$137,717
Monumental Global Funding, Ltd., EMTN
5.375% due 03/13/2009	EUR	39,000	51,674
Nationwide Financial Services, Inc.
5.90% due 07/01/2012		$200,000	203,189
Nationwide Mutual Insurance Company
6.60% due 04/15/2034		135,000	132,302
New York Life Global Funding
4.625% due 08/16/2010		235,000	229,650
NLV Financial Corp.
7.50% due 08/15/2033		160,000	169,242
Ohio National Financial Services, Inc.
6.35% due 04/01/2013		15,000	15,438
Pacific Life Funding LLC, EMTN
5.125% due 01/20/2015	GBP	89,000	168,785
5.50% due 05/14/2009	EUR	39,000	51,876
Principal Life Global Funding I
5.25% due 01/15/2013		$190,000	187,892
Principal Life Income Funding Trusts
5.20% due 11/15/2010 (a)		40,000	39,811
Principal Financial Global Funding LLC, EMTN
4.50% due 01/22/2009	EUR	39,000	50,439
Prudential Funding LLC, MTN
6.60% due 05/15/2008		$150,000	153,016
RLI Corp.
5.95% due 01/15/2014		35,000	34,169
Security Benefit Life Insurance Company
7.45% due 10/01/2033		95,000	105,662
The St. Paul Companies, Inc.
5.75% due 03/15/2007		55,000	55,097
Transamerica Capital II
7.65% due 12/01/2026		135,000	149,749
Transatlantic Holdings, Inc.
5.75% due 12/14/2015		170,000	166,757
Travelers Insurance Company Institutional
Funding, Ltd.
5.75% due 12/06/2011	GBP	49,000	95,194
Travelers Property Casualty Corp.
3.75% due 03/15/2008		$40,000	38,948

			4,303,704
International Oil - 0.44%
Canadian Natural Resources, Ltd.
6.45% due 06/30/2033		75,000	76,556
Newfield Exploration Company
6.625% due 09/01/2014		35,000	34,213
OAO Gazprom, Series REGS
9.625% due 03/01/2013		200,000	236,120
Pemex Project Funding Master Trust
5.75% due 12/15/2015		665,000	647,045
6.625% due 06/15/2035		335,000	328,970
6.6294% due 06/15/2010 (b)		395,000	404,085
7.75% due 09/28/2049		344,000	350,536
8.625% due 02/01/2022		175,000	210,875

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
International Oil (continued)
Pemex Project Funding Master Trust, Series REGS
6.25% due 08/05/2013	EUR	65,000	$90,171
6.625% due 06/15/2035		$200,000	196,400
Petro-Canada
5.95% due 05/15/2035		265,000	251,791
PF Export Receivables Master Trust
6.436% due 06/01/2015		72,624	73,350
XTO Energy, Inc.
5.65% due 04/01/2016		200,000	197,666
YPF SA, MTN, Series C
10.00% due 11/02/2028		220,000	264,550

			3,362,328
Investment Companies - 0.01%
BES Finance, Ltd., EMTN
6.25% due 05/17/2011	EUR	66,000	92,109
Leisure Time - 1.00%
AMC Entertainment, Inc.
8.00% due 03/01/2014		$325,000	303,875
11.00% due 02/01/2016		650,000	706,063
AMF Bowling Worldwide, Inc.
10.00% due 03/01/2010		200,000	205,000
Boyd Gaming Corp.
8.75% due 04/15/2012		200,000	209,750
Chukchansi Economic Development Authority
8.06% due 11/15/2012		150,000	154,500
Cinemark, Inc.
zero coupon, Step up to 9.75% on
03/15/2009 due 03/15/2014		725,000	565,500
9.00% due 02/01/2013		250,000	258,750
Festival Fun Parks LLC
10.875% due 04/15/2014		100,000	98,250
Herbst Gaming, Inc.
8.125% due 06/01/2012		75,000	76,125
International Speedway Corp.
4.20% due 04/15/2009		90,000	86,429
Little Traverse Bay Bands of Odawa Indians
10.25% due 02/15/2014		175,000	174,125
Lottomatica SpA
4.80% due 12/22/2008	EUR	30,000	38,769
Majestic Star Casino LLC
9.50% due 10/15/2010		$225,000	231,469
Mandalay Resort Group
10.25% due 08/01/2007		75,000	77,625
MGM Mirage, Inc.
6.00% due 10/01/2009		180,000	175,950
6.625% due 07/15/2015		325,000	305,906
6.75% due 09/01/2012		15,000	14,587
8.50% due 09/15/2010		450,000	473,625
9.75% due 06/01/2007		100,000	102,500
MTR Gaming Group, Inc.
9.00% due 06/01/2012		100,000	100,750
Penn National Gaming, Inc.
6.75% due 03/01/2015		525,000	505,313
Pinnacle Entertainment, Inc.
8.25% due 03/15/2012		125,000	125,625

The accompanying notes are an integral part of the financial statements. 376

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Leisure Time (continued)
Pokagon Gaming Authority
10.375% due 06/15/2014		$375,000	$396,563
Royal Caribbean Cruises, Ltd.
7.00% due 06/15/2013 (a)		100,000	100,407
Speedway Motorsports, Inc.
6.75% due 06/01/2013		335,000	329,137
Station Casinos, Inc.
6.00% due 04/01/2012		65,000	62,156
6.50% due 02/01/2014		150,000	139,875
6.875% due 03/01/2016		150,000	138,937
7.75% due 08/15/2016		580,000	598,125
Town Sports International, Inc.
9.625% due 04/15/2011		112,000	117,880
Trump Entertainment Resorts, Inc.
8.50% due 06/01/2015		525,000	507,937
Tunica-Biloxi Gaming Authority
9.00% due 11/15/2015		225,000	231,188

			7,612,691
Life Sciences - 0.07%
Fisher Scientific International, Inc.
6.125% due 07/01/2015		525,000	519,094
Manufacturing - 0.23%
Koppers, Inc.
9.875% due 10/15/2013		256,000	277,120
RBS Global & Rexnord Corp.
9.50% due 08/01/2014		700,000	703,500
11.75% due 08/01/2016		100,000	103,000
Stewart & Stevenson LLC
10.00% due 07/15/2014		275,000	281,875
Tyco International Group SA
6.375% due 10/15/2011		390,000	406,752
Tyco International Group SA, EMTN
5.50% due 11/19/2008	EUR	10,000	13,129

			1,785,376
Medical-Hospitals - 0.24%
Community Health Systems, Inc.
6.50% due 12/15/2012		$200,000	187,000
CRC Health Corp.
10.75% due 02/01/2016		225,000	229,500
Genesis Healthcare Corp.
8.00% due 10/15/2013		400,000	415,000
HCA, Inc.
8.75% due 09/01/2010		650,000	654,875
Triad Hospitals, Inc.
7.00% due 11/15/2013		400,000	382,000

			1,868,375
Metal & Metal Products - 0.30%
Earle M. Jorgensen Company
9.75% due 06/01/2012		450,000	478,125
Gibraltar Industries, Inc.
8.00% due 12/01/2015		675,000	668,250
Hawk Corp.
8.75% due 11/01/2014		181,000	181,000

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Metal & Metal Products (continued)
Indalex Holding Corp.
11.50% due 02/01/2014		$175,000	$186,375
Metals USA, Inc.
11.125% due 12/01/2015		100,000	110,250
Mobile Mini, Inc.
9.50% due 07/01/2013		124,000	132,680
Neenah Foundary Company
11.00% due 09/30/2010		150,000	162,000
Novelis, Inc.
7.25% due 02/15/2015		325,000	308,750
Rio Tinto Finance PLC, EMTN
5.125% due 05/10/2007	EUR	27,000	34,879

			2,262,309
Mining - 0.02%
Barrick Gold Finance Company
4.875% due 11/15/2014		$30,000	28,447
Placer Dome, Inc.
6.45% due 10/15/2035		25,000	25,469
Rio Tinto Finance USA, Ltd.
2.625% due 09/30/2008		140,000	132,237

			186,153
Office Furnishings & Supplies - 0.13%
ACCO Brands Corp.
7.625% due 08/15/2015		200,000	189,500
IKON Office Solutions, Inc.
7.75% due 09/15/2015 (a)		275,000	276,375
Interface, Inc.
9.50% due 02/01/2014		25,000	25,687
10.375% due 02/01/2010		300,000	326,625
Staples, Inc.
7.125% due 08/15/2007		200,000	202,403

			1,020,590
Paper - 0.33%
Abitibi-Consolidated, Inc.
5.25% due 06/20/2008		175,000	167,563
6.95% due 12/15/2006		10,000	10,050
8.55% due 08/01/2010 (a)		125,000	123,437
Boise Cascade LLC
7.125% due 10/15/2014		485,000	451,050
Celulosa Arauco y Constitucion SA
5.125% due 07/09/2013 (a)		80,000	75,979
8.625% due 08/15/2010		220,000	242,395
Domtar, Inc.
5.375% due 12/01/2013		175,000	149,625
Georgia-Pacific Corp.
7.70% due 06/15/2015		100,000	99,125
8.125% due 05/15/2011		150,000	153,375
Jefferson Smurfit Corp.
8.25% due 10/01/2012		200,000	189,500
NewPage Corp.
10.00% due 05/01/2012 (a)		25,000	26,031
11.7388% due 05/01/2012 (b)		175,000	189,000
12.00% due 05/01/2013 (a)		175,000	180,688

The accompanying notes are an integral part of the financial statements. 377

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Paper (continued)
Norske Skog Canada, Ltd.
7.375% due 03/01/2014		$200,000	$182,500
Verso Paper Holdings LLC and Verso Paper, Inc.
9.125% due 08/01/2014		175,000	174,125
Verso Paper Holdings LLC and Verso Paper, Inc.
9.25% due 08/01/2014		75,000	75,563

			2,490,006
Petroleum Services - 0.48%
BP Canada Finance Company
3.375% due 10/31/2007		60,000	58,687
Dresser-Rand Group, Inc.
7.375% due 11/01/2014		454,000	436,975
Gaz Capital for Gazprom, Series EMTN
4.56% due 12/09/2012	EUR	100,000	126,262
Gaz Capital for Gazprom, Series REGS
8.625% due 04/28/2034 (a)		$1,030,000	1,281,320
Halliburton Company
5.50% due 10/15/2010		375,000	376,479
Hanover Compressor Company
7.50% due 04/15/2013		300,000	299,250
9.00% due 06/01/2014		100,000	106,000
Hanover Equipment Trust
8.75% due 09/01/2011		350,000	364,000
Premcor Refining Group, Inc.
6.75% due 02/01/2011		120,000	125,534
Pride International, Inc.
7.375% due 07/15/2014		50,000	50,875
SESI LLC
6.875% due 06/01/2014		450,000	441,000

			3,666,382
Pharmaceuticals - 0.22%
AmerisourceBergen Corp.
5.625% due 09/15/2012		400,000	389,238
Aventis SA, EMTN
4.25% due 09/15/2010	EUR	65,000	84,180
Hospira, Inc.
4.95% due 06/15/2009		$80,000	78,989
Merck & Company, Inc.
2.50% due 03/30/2007		100,000	98,407
Mylan Laboratories, Inc.
5.75% due 08/15/2010 (a)		150,000	145,875
Omnicare, Inc.
6.75% due 12/15/2013		350,000	336,000
6.875% due 12/15/2015		125,000	119,531
Teva Pharmaceutical Finance LLC
5.55% due 02/01/2016		200,000	194,275
Warner Chilcott Corp.
8.75% due 02/01/2015		200,000	200,000

			1,646,495
Photography - 0.08%
Eastman Kodak Company
7.25% due 11/15/2013 (a)		640,000	616,349

Spectrum Income Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Plastics - 0.03%
Covalence Specialty Materials Corp.
10.25% due 03/01/2016	$250,000	$240,000
Publishing - 0.28%
Dex Media East LLC
9.875% due 11/15/2009	150,000	158,250
12.125% due 11/15/2012	250,000	278,750
Dex Media West LLC
8.50% due 08/15/2010	25,000	25,625
9.875% due 08/15/2013	225,000	241,593
Haights Cross Communications, Inc.
12.50% due 08/15/2011 (a)	175,000	106,969
Haights Cross Operating Company
11.75% due 08/15/2011	300,000	309,375
Houghton Mifflin Company
8.25% due 02/01/2011	300,000	303,000
Medianews Group, Inc.
6.375% due 04/01/2014	75,000	66,375
6.875% due 10/01/2013	375,000	343,125
Morris Publishing Group LLC
7.00% due 08/01/2013	300,000	285,000

		2,118,062
Railroads & Equipment - 0.13%
Canadian National Railway Company
6.25% due 08/01/2034	204,000	215,784
Grupo Transportacion Ferroviaria Mexicana,
S.A. de C.V.
9.375% due 05/01/2012	125,000	132,344
Norfolk Southern Corp.
5.59% due 05/17/2025	30,000	28,985
6.00% due 04/30/2008	240,000	242,223
7.25% due 02/15/2031	35,000	40,597
7.35% due 05/15/2007	240,000	242,878
Union Pacific Corp.
5.75% due 10/15/2007 (a)	85,000	85,127

		987,938
Real Estate - 0.57%
AMB Property LP, Series MTN
5.90% due 08/15/2013	45,000	45,383
Archstone-Smith Operating Trust, REIT
5.25% due 05/01/2015	180,000	174,556
5.625% due 08/15/2014	15,000	14,981
Arden Realty LP, REIT
5.20% due 09/01/2011	60,000	59,740
AvalonBay Communities, Inc., REIT
4.95% due 03/15/2013	60,000	57,728
6.125% due 11/01/2012	185,000	190,398
AvalonBay Communities, Inc., Series MTN
6.625% due 09/15/2011	265,000	277,810
BF Saul, REIT
7.50% due 03/01/2014	150,000	152,250
Camden Property Trust, REIT
4.375% due 01/15/2010	90,000	87,289
Developers Diversified Realty Corp., REIT
3.875% due 01/30/2009 (a)	30,000	28,925

The accompanying notes are an integral part of the financial statements. 378

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Spectrum Income Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Real Estate (continued)
EOP Operating LP
4.00% due 07/15/2026	$125,000	$129,415
Federal Realty Investment Trust
6.00% due 07/15/2012	135,000	137,455
Felcor Lodging LP, REIT
9.00% due 06/01/2011	75,000	79,313
9.5703% due 06/01/2011 (b)	225,000	230,625
Host Marriott LP, REIT
6.375% due 03/15/2015	75,000	72,000
7.125% due 11/01/2013	250,000	252,500
Host Marriott LP, Series Q, REIT
6.75% due 06/01/2016	1,100,000	1,067,000
iStar Financial, Inc.
5.80% due 03/15/2011	45,000	45,112
iStar Financial, Inc., REIT
6.05% due 04/15/2015	45,000	45,146
iStar Financial, Inc., Series B, REIT
4.875% due 01/15/2009	90,000	88,659
Kimco Realty Corp., MTN, REIT
4.904% due 02/18/2015	60,000	56,722
Reckson Operating Partnership, REIT
6.00% due 03/31/2016	210,000	209,573
Simon Property Group LP, REIT
4.60% due 06/15/2010	235,000	228,532
5.375% due 06/01/2011	55,000	54,807
Simon Property Group, LP, REIT
3.75% due 01/30/2009	180,000	173,273
Ventas Realty LP, REIT
6.75% due 06/01/2010	200,000	203,750
Ventas Realty LP/ Capital Corp.
6.50% due 06/01/2016	150,000	147,750
Vornado Realty LP, REIT
4.50% due 08/15/2009	80,000	77,869

		4,388,561
Retail - 0.16%
Home Depot, Inc.
5.40% due 03/01/2016	280,000	277,338
JC Penney Company, Inc.
7.375% due 08/15/2008	355,000	366,769
Leslie's Poolmart
7.75% due 02/01/2013	350,000	344,750
Sunstate Equipment Company LLC
10.50% due 04/01/2013	225,000	234,562

		1,223,419
Retail Grocery - 0.17%
Couche-Tard US LP
7.50% due 12/15/2013	450,000	454,500
Delhaize America, Inc.
8.125% due 04/15/2011	45,000	48,223
Pathmark Stores, Inc.
8.75% due 02/01/2012	325,000	314,438
Safeway, Inc.
4.125% due 11/01/2008	65,000	63,187
The Kroger Company
7.80% due 08/15/2007	110,000	111,790

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Retail Grocery (continued)
The Kroger Company (continued)
8.05% due 02/01/2010		$290,000	$311,228

			1,303,366
Retail Trade - 0.46%
American Greetings Corp.
7.375% due 06/01/2016		100,000	100,625
Fortune Brands, Inc.
5.125% due 01/15/2011		70,000	68,619
FTD, Inc.
7.75% due 02/15/2014		525,000	511,875
GSC Holdings Corp.
8.00% due 10/01/2012 (a)		1,125,000	1,148,906
Home Depot, Inc.
3.75% due 09/15/2009 (a)		115,000	110,715
J.C. Penney Company, Inc.
9.00% due 08/01/2012		155,000	179,480
May Department Stores Company
3.95% due 07/15/2007		125,000	123,180
Neff Corp.
11.25% due 06/15/2012		350,000	376,250
The Pantry, Inc.
7.75% due 02/15/2014		375,000	369,375
Wal-Mart Stores, Inc.
4.75% due 01/29/2013	GBP	68,000	126,947
5.25% due 09/01/2035		$235,000	216,345
6.875% due 08/10/2009		155,000	162,073

			3,494,390
Sanitary Services - 0.16%
Allied Waste North America, Inc.
8.50% due 12/01/2008		225,000	234,000
Allied Waste North America, Inc., Series B
9.25% due 09/01/2012		175,000	187,250
Casella Waste Systems, Inc.
9.75% due 02/01/2013		750,000	785,625
Oakmont Asset Trust
4.514% due 12/22/2008		20,000	19,473
Waste Management, Inc.
7.375% due 05/15/2029		15,000	16,951

			1,243,299
Semiconductors - 0.23%
Flextronics International, Ltd.
6.25% due 11/15/2014		175,000	167,344
Freescale Semiconductor, Inc.
6.875% due 07/15/2011		435,000	443,700
Intel Corp.
2.95% due 12/15/2035		250,000	219,062
2.95% due 12/15/2035 (a)		125,000	109,531
Spansion LLC
11.25% due 01/15/2016		225,000	230,344
STATS ChipPAC, Ltd.
6.75% due 11/15/2011		100,000	96,000
7.50% due 07/19/2010		500,000	501,250

			1,767,231

The accompanying notes are an integral part of the financial statements. 379

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Software - 0.22%
Oracle Corp.
5.00% due 01/15/2011		$580,000	$571,058
Serena Software, Inc.
10.375% due 03/15/2016		125,000	127,031
SS&C Technologies, Inc.
11.75% due 12/01/2013		100,000	104,500
UGS Capital Corp. II
10.38% due 06/01/2011 (b)		475,000	478,562
UGS Corp.
10.00% due 06/01/2012		400,000	430,000

			1,711,151
Steel - 0.05%
Gerdau Ameristeel Corp.
10.375% due 07/15/2011		350,000	377,125
Telecommunications Equipment &
Services - 0.78%
Citizens Communications Company
6.25% due 01/15/2013		200,000	193,250
9.00% due 08/15/2031		400,000	422,000
Deutsche Telekom International Finance BV
3.875% due 07/22/2008		85,000	82,874
6.625% due 07/11/2011	EUR	60,000	85,176
7.50% due 05/29/2007		26,000	34,125
Dycom Industries, Inc.
8.125% due 10/15/2015		$275,000	277,750
France Telecom SA
7.75 due 03/01/2011		520,000	567,826
France Telecom SA, EMTN
7.00% due 12/23/2009	EUR	65,000	90,637
8.125% due 01/28/2033 (a)		10,000	17,274
Insight Midwest LP
9.75% due 10/01/2009		$100,000	101,750
Intelsat Ltd.
10.4844% due 01/15/2012 (b)		400,000	406,000
Intelsat Subsidiary Holding Co., Ltd.
8.25% due 01/15/2013		225,000	224,438
Lucent Technologies, Inc.
6.50% due 01/15/2028		275,000	231,688
8.00% due 08/01/2031 (a)		236,000	236,068
Nortel Networks, Ltd.
9.73% due 07/15/2011 (b)		550,000	555,500
PanAmSat Corp.
9.00% due 08/15/2014		400,000	407,000
SBC Communications, Inc.
5.10% due 09/15/2014		80,000	76,293
6.45% due 06/15/2034 (a)		405,000	399,389
Syniverse Technologies Inc., Series B
7.75% due 08/15/2013		300,000	291,750
Telus Corp.
7.50% due 06/01/2007		110,000	111,529
8.00% due 06/01/2011		170,000	186,946
Verizon Global Funding Corp.
7.25% due 12/01/2010		110,000	117,374
7.75% due 12/01/2030		285,000	320,279

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Telecommunications Equipment &
Services (continued)
Wind Acquisition Finance SA
10.75% due 12/01/2015		$450,000	$488,812
Zeus Special Subsidiary, Ltd.
zero coupon, Step up to 9.25% on
02/01/2010 due 02/01/2015		100,000	68,500

			5,994,228
Telephone - 1.11%
AT&T Corp.
7.30% due 11/15/2011 (b)		50,000	53,981
AT&T, Inc.
5.30% due 11/15/2010		340,000	337,293
5.6119% due 11/14/2008 (b)		100,000	100,265
BellSouth Corp.
5.53% due 11/15/2007 (b)		110,000	110,126
Nordic Telephone Company Holdings
8.25% due 05/01/2016	EUR	100,000	135,121
8.875% due 05/01/2016		$1,150,000	1,201,750
Qwest Corp.
7.50% due 10/01/2014		850,000	864,875
7.875% due 09/01/2011		350,000	364,875
8.5794% due 06/15/2013 (b)		125,000	134,531
8.875% due 03/15/2012		575,000	622,437
Sprint Capital Corp.
6.875% due 11/15/2028		380,000	383,711
7.625% due 01/30/2011		295,000	316,530
Telecom Italia Capital SA
4.00% due 01/15/2010		150,000	142,525
5.25% due 11/15/2013		325,000	309,606
7.20% due 07/18/2036		280,000	292,433
Telecom Italia Finance SA, EMTN
5.875% due 01/24/2008	EUR	14,000	18,390
6.875% due 01/24/2013		52,000	74,740
7.75% due 01/24/2033		11,000	17,258
Telefonica Emisones SAU
5.984% due 06/20/2011		$185,000	187,751
6.421% due 06/20/2016		345,000	352,752
Telefonica Europe BV, Series EMTN
5.125% due 02/14/2013	EUR	30,000	39,800
Telefonos de Mexico SA de CV
4.50% due 11/19/2008		$120,000	117,221
4.75% due 01/27/2010		155,000	150,819
5.50% due 01/27/2015		350,000	339,443
US LEC Corp.
13.62% due 10/01/2009 (b)		375,000	396,094
Valor Telecommunications Enterprise
7.75% due 02/15/2015		225,000	237,375
Windstream Corp.
8.625% due 08/01/2016		1,085,000	1,147,387

			8,449,089
Tires & Rubber - 0.04%
Goodyear Tire & Rubber Company
7.857% due 08/15/2011 (a)		325,000	313,625

The accompanying notes are an integral part of the financial statements. 380

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Tobacco - 0.16%
Altria Group, Inc.
7.20% due 02/01/2007		$130,000	$130,566
BAT International Finance PLC, EMTN
5.125% due 07/09/2013	EUR	61,000	81,013
Imperial Tobacco Finance PLC, EMTN
6.875% due 06/13/2012	GBP	49,000	99,599
Reynolds American, Inc.
6.50% due 07/15/2010		$45,000	45,364
7.25% due 06/01/2013		675,000	691,426
7.625% due 06/01/2016		175,000	182,587

			1,230,555
Toys, Amusements & Sporting Goods - 0.05%
K2, Inc.
7.375% due 07/01/2014		410,000	397,700
Transportation - 0.35%
Bombardier, Inc.
6.30% due 05/01/2014		375,000	333,750
6.75% due 05/01/2012		875,000	821,406
Bristow Group, Inc.
6.125% due 06/15/2013		425,000	397,375
CHC Helicopter Corp.
7.375% due 05/01/2014		450,000	423,000
Evergreen International Aviation, Inc.
12.00% due 05/15/2010		150,000	160,500
FedEx Corp.
2.65% due 04/01/2007		200,000	196,571
5.50% due 08/15/2009		75,000	75,385
Mobile Services Group, Inc.
9.75% due 08/01/2014		300,000	304,125

			2,712,112
Utility Service - 0.04%
Public Service Company of New Mexico
4.40% due 09/15/2008		210,000	205,451
Veolia Environnement, EMTN
5.875% due 02/01/2012	EUR	30,000	41,380
Veolia Environnement, Series EMTN
4.875% due 05/28/2013		50,000	66,251

			313,082

TOTAL CORPORATE BONDS (Cost $215,286,341)			$214,568,314

CONVERTIBLE BONDS - 0.10%
Insurance - 0.01%
Fortis Insurance NV
7.75% due 01/26/2008		$25,000	33,660
Internet Retail - 0.04%
Amazon.com, Inc.
4.75% due 02/01/2009		350,000	339,062
Telecommunications Equipment &
Services - 0.05%
Juniper Networks, Inc.
zero coupon due 06/15/2008		400,000	400,000

TOTAL CONVERTIBLE BONDS (Cost $783,476)			$772,722

Spectrum Income Fund (continued)
	Shares or
	Principal
	Amount	Value

MUNICIPAL BONDS - 0.10%
California - 0.06%
California State Public Works Board
5.00% due 01/01/2021	$225,000	$237,861
State of California
5.25% due 04/01/2034	100,000	106,055
5.50% due 11/01/2033	100,000	108,469

		452,385

Kansas - 0.01%
Kansas Development Finance Authority
5.501% due 05/01/2034	120,000	119,531
New York - 0.02%
New York City Housing Development Corp.
6.42% due 11/01/2027	160,000	164,325
Oregon - 0.01%
State of Oregon
5.892% due 06/01/2027	60,000	61,833

TOTAL MUNICIPAL BONDS (Cost $788,262)		$798,074

COLLATERALIZED MORTGAGE
OBLIGATIONS - 5.54%
Banc of America Commercial Mortgage, Inc.,
Series 2003-1, Class A1
3.878% due 09/11/2036	88,185	84,939
Banc of America Commercial Mortgage, Inc.,
Series 2003-1, Class A2
4.648% due 09/11/2036	796,000	766,672
Banc of America Mortgage Securities,
Series 2003-L, Class 2A2
4.2611% due 01/25/2034 (b)	533,994	523,884
Banc of America Mortgage Securities,
Series 2004-A, Class 2A2
4.1179% due 02/25/2034 (b)	291,527	285,639
Banc of America Mortgage Securities,
Series 2004-D, Class 2A2
4.198% due 05/25/2034 (b)	131,650	128,933
Banc of America Mortgage Securities,
Series 2004-H, Class 2A2
4.7489% due 09/25/2034 (b)	302,250	298,573
Banc of America Mortgage Securities,
Series 2004-I, Class 3A2
4.9159% due 10/25/2034 (b)	148,550	146,380
Banc of America Mortgage Securities,
Series 2005-A, Class 2A2
4.459% due 02/25/2035 (b)	1,101,688	1,078,220
Banc of America Mortgage Securities,
Series 2005-J, Class 2A1
5.0996% due 11/25/2035 (b)	530,611	526,174
Banc of America Mortgage Securities,
Series 2005-J, Class 3A1
5.2714% due 11/25/2035 (b)	257,684	254,198
Bear Stearns Commercial Mortgage Securities,
Series 1998-C1, Class A2
6.44% due 06/16/2030	100,000	101,639
Bear Stearns Commercial Mortgage Securities,
Series 2005-PW10, Class A1
5.085% due 12/11/2040	947,675	943,662

The accompanying notes are an integral part of the financial statements. 381

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Spectrum Income Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Bear Stearns Commercial Mortgage Securities,
Series 2005-PWR8, Class A4
4.674% due 06/11/2041	$578,000	$546,028
Bear Stearns Commercial Mortgage Securities,
Series 2005-PWR9, Class A1
4.498% due 09/15/2042	145,323	142,927
Bear Stearns Commercial Mortgage Securities,
Series 2005-PWR9, Class AAB
4.804% due 09/11/2042	462,000	448,111
Bear Stearns Commercial Mortgage Securities,
Series 2005-T18, Class A1
4.274% due 02/13/2042 (b)	499,519	489,656
Bear Stearns Commercial Mortgage Securities,
Series 2005-T20, Class A1
4.94% due 10/12/2042	40,628	40,323
Bear Stearns Commercial Mortgage Securities,
Series 2006-PW12, Class A1
5.546% due 09/11/2038 (b)	206,392	207,860
Bear Stearns Commercial Mortgage Securities,
Series 2006-PW12, Class A4
5.8955% due 09/11/2038 (b)	1,400,000	1,432,171
Bear Stearns Commercial Mortgage Securities,
Series 2002-TOP8, Class A2
4.83% due 08/15/2038	320,000	311,468
Citigroup Mortgage Loan Trust, Inc.
4.70% due 02/25/2036	926,924	909,610
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-AR2, Class 1AB
5.591% due 03/25/2036	500,703	503,561
Citigroup/Deutsche Bank Commercial
Mortgage Trust, Series 2005-CD1, Class A4
5.3997% due 07/15/2044 (b)	950,000	938,577
Citigroup/Deutsche Bank Commercial
Mortgage Trust, Series 2005-CD1, Class AJ
5.3997% due 07/15/2044 (b)	75,000	73,759
Commercial Mortgage Pass Through Certificates,
Series 2005-LP5, Class A1
4.235% due 05/10/2043	454,369	446,462
CS First Boston Mortgage Securities Corp.,
Series 2005-C1, Class A2
4.609% due 02/15/2038	149,000	146,065
DLJ Commercial Mortgage Corp.,
Series 1999-CG2,Class A1B
7.30% due 06/10/2032	629,000	657,720
Federal Home Loan Mortgage Corp. Stated Final,
Series 2004-SF4, Class B
2.37% due 12/15/2009	86,732	84,298
Federal Home Loan Mortgage Corp. Stated Final,
Series 2004-SF4, Class C
3.32% due 12/15/2011	64,000	60,965
Federal Home Loan Mortgage Corp. Strips, Series
1998-199, Class PO
zero coupon PO due 08/01/2028	12,549	10,104
Federal Home Loan Mortgage Corp., Series
1993-1633, Class PL
6.50% due 03/15/2023	56,334	56,284

Spectrum Income Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp., Series
1994-1671, Class G
6.50% due 08/15/2023	$10,053	$10,054
Federal Home Loan Mortgage Corp., Series
2003-2586, Class NJ
4.50% due 08/15/2016	395,276	386,778
Federal Home Loan Mortgage Corp., Series
2003-2614, Class IH
4.50% IO due 05/15/2016	267,000	31,849
Federal Home Loan Mortgage Corp., Series
2003-2627, Class IE
4.50% IO due 04/15/2018	92,908	9,284
Federal Home Loan Mortgage Corp., Series
2003-2631, Class KI
4.50% IO due 01/15/2015	254,158	15,162
Federal Home Loan Mortgage Corp., Series
2003-2631, Class LI
4.50% IO due 06/15/2011	78,013	1,570
Federal Home Loan Mortgage Corp., Series
2003-2631, Class MV
4.00% due 01/15/2022	191,000	189,005
Federal Home Loan Mortgage Corp., Series
2003-2631, Class PC
4.50% due 03/15/2016	1,224,000	1,192,762
Federal Home Loan Mortgage Corp., Series
2003-2681, Class PC
5.00% due 01/15/2019	255,000	252,530
Federal Home Loan Mortgage Corp., Series
2003-2686, Class JG
5.50% due 04/15/2028	847,000	845,508
Federal Home Loan Mortgage Corp., Series
2003-41, Class YV
5.50% due 04/25/2014	301,377	301,945
Federal Home Loan Mortgage Corp., Series
2004-2844, Class PQ
5.00% due 05/15/2023	149,000	148,410
Federal Home Loan Mortgage Corp., Series
2004-2872, Class YB
5.00% due 06/15/2023	318,000	316,099
Federal Home Loan Mortgage Corp., Series
2004-2882, Class YB
5.00% due 10/15/2027	400,000	393,691
Federal Home Loan Mortgage Corp., Series
2004-2890, Class PB
5.00% due 11/15/2027	798,000	785,412
Federal Home Loan Mortgage Corp., Series
2005-2934, Class NB
5.00% due 01/15/2028	106,000	104,179
Federal Home Loan Mortgage Corp., Series
2005-46, Class CN
5.00% due 01/25/2020	313,000	309,407
Federal Home Loan Mortgage Corp., Series
2005-R003, Class VA
5.50% due 08/15/2016	541,564	541,157
Federal Home Loan Mortgage Corp., Series
2006-3123, Class VB
6.00% due 09/15/2013	276,923	282,548

The accompanying notes are an integral part of the financial statements. 382

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Spectrum Income Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp., Series
2006-3152, Class DA
6.00% due 09/15/2025	$200,000	$202,586
Federal Home Loan Mortgage Corp., Series
2006-3162, Class OD
6.00% due 06/15/2035	375,000	378,500
Federal Home Loan Mortgage Corp., Series
2006-3177, Class PA
6.00% due 12/15/2026	415,738	420,986
Federal Home Loan Mortgage Corp., Series
2006-3195, Class PN
6.50% due 08/15/2030	1,219,597	1,248,927
Federal Home Loan Mortgage Corp., Series
2006-R007, Class VA
6.00% due 09/15/2016	1,276,868	1,299,742
Federal National Mortgage Association Interest
Strip, Series 2002-319, Class 2
6.50% IO due 02/01/2032	47,206	11,036
Federal National Mortgage Association, Series
1993-8, Class L
9.00% due 01/25/2008	5,058	5,122
Federal National Mortgage Association, Series
2002-43, Class A
6.00% due 06/25/2016	624	623
Federal National Mortgage Association, Series
2002-74, Class PJ
5.00% due 03/25/2015	615,000	610,377
Federal National Mortgage Association, Series
2002-84, Class VA
5.50% due 11/25/2013	219,344	219,752
Federal National Mortgage Association, Series
2003-40, Class NI
5.50% IO due 11/25/2028	81,693	5,840
Federal National Mortgage Association, Series
2003-92, Class NM
3.50% due 04/25/2013	455,157	445,701
Federal National Mortgage Association, Series
2004-21, Class AC
4.00% due 05/25/2016	97,463	94,668
Federal National Mortgage Association, Series
2006-3136, Class PB
6.00% due 01/15/2030	411,000	418,070
Federal National Mortgage Association, Series
2006-35, Class GK
6.00% due 08/25/2032	445,705	451,507
Federal National Mortgage Association, Series
2006-49, Class CA
6.00% due 02/25/2031	430,378	436,032
GE Capital Commercial Mortgage Corp.,
Series 2001-1, Class A2
6.531% due 05/15/2033	465,000	486,610
GE Capital Commercial Mortgage Corp.,
Series 2005-C4, Class A1
5.082% due 11/10/2045	525,732	523,761
Government National Mortgage Association, Series
1997-16, Class PL
6.50% due 10/20/2027	322,000	331,078

Spectrum Income Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Government National Mortgage Association, Series
1998-12, Class Z
6.50% due 05/20/2028	$62,143	$63,485
Government National Mortgage Association, Series
1998-6, Class EA
zero coupon PO due 03/16/2028	46,659	38,347
Government National Mortgage Association, Series
1999-15, Class PB
5.00% due 08/16/2028	13,823	13,782
Government National Mortgage Association, Series
2001-48, Class PC
6.50% due 10/20/2031	410,870	421,508
Government National Mortgage Association, Series
2003-3, Class LM
5.50% due 02/20/2032	401,000	399,289
Government National Mortgage Association, Series
2003-49, Class C
4.485% due 10/16/2033 (b)	67,000	62,013
Government National Mortgage Association, Series
2003-70, Class TD
5.50% due 10/20/2030	908,000	904,938
Government National Mortgage Association, Series
2004-43, Class D
4.994% due 03/16/2030 (b)	56,000	54,270
Government National Mortgage Association, Series
2004-44, Class PC
5.50% due 05/20/2031	928,000	932,539
Government National Mortgage Association, Series
2005-94, Class PB
5.50% due 12/20/2035	135,000	131,485
Greenwich Capital Commercial Funding Corp.,
Series 2004-GG1, Class A2
3.835% due 06/10/2036	134,156	132,764
Greenwich Capital Commercial Funding Corp.,
Series 2005-GG3, Class AAB
4.619% due 08/10/2042 (b)	146,000	140,386
GSR Mortgage Loan Trust,
Series 2005-AR6, Class 3A1
4.5607% due 09/25/2035 (b)	1,154,474	1,131,511

JP Morgan Chase Commercial Mortgage Securities Corp.,
Series 2001-CIB2, Class A2
6.244% due 04/15/2035	1,269,946	1,289,001

JP Morgan Chase Commercial Mortgage Securities Corp.,
Series 2001-CIBC, Class A3
6.26% due 03/15/2033	283,000	292,304

JP Morgan Chase Commercial Mortgage Securities Corp.,
Series 2005-LDP4, Class A1
4.613% due 10/15/2042	41,193	40,681

JP Morgan Chase Commercial Mortgage Securities Corp.,
Series 2005-LDP4, Class ASB
4.824% due 10/15/2042 (b)	621,000	600,822

The accompanying notes are an integral part of the financial statements. 383

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Spectrum Income Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)

JP Morgan Chase Commercial Mortgage Securities Corp.,
Series 2006-CB14, Class A4
5.481% due 12/12/2044 (b)	$1,740,000	$1,738,980
LB-UBS Commercial Mortgage Trust,
Series 2003-C8, Class A1
3.636% due 11/15/2027	822,613	801,504
LB-UBS Commercial Mortgage Trust,
Series 2004-C2, Class A2
3.246% due 03/15/2029	633,000	604,799
LB-UBS Commercial Mortgage Trust,
Series 2004-C4, Class A2
4.567% due 06/15/2029 (b)	457,000	450,309
LB-UBS Commercial Mortgage Trust,
Series 2005-C1, Class A4
4.742% due 02/15/2030	133,000	126,856
LB-UBS Commercial Mortgage Trust,
Series 2006-C1, Class A1
5.018% due 02/15/2031	242,214	241,240
LB-UBS Commercial Mortgage Trust,
Series 2006-C1, Class A4
5.156% due 02/15/2031	2,017,500	1,970,767
Morgan Stanley Dean Witter
Capita I, Series 2002-TOP7, Class A1
5.38% due 01/15/2039	66,278	66,478
Morgan Stanley Dean Witter
Capital I, Series 2002-TOP7, Class A2
5.98% due 01/15/2039	366,000	376,827
Morgan Stanley Capital I, Series 2006-T23, Class A1
5.682% due 08/12/2041	235,000	237,640
Morgan Stanley Capital I, Series 2006-T23, Class A4
5.983% due 08/12/2041	485,000	500,438
Vendee Mortgage Trust, Series 1996-3, Class 4
9.6146% due 03/15/2025 (b)	17,109	18,209
Washington Mutual, Inc., Series 2005-AR3, Class
A2
4.6429% due 03/25/2035 (b)	494,820	485,030
Washington Mutual, Inc., Series 2004-AR1, Class A
4.229% due 03/25/2034 (b)	225,947	221,894
Wells Fargo Mortgage Backed Securities Trust,
Series 2003-O, Class 5A1
4.811% due 01/25/2034 (b)	680,791	662,520
Wells Fargo Mortgage Backed Securities Trust,
Series 2005-AR2, Class 2A2
4.5459% due 03/25/2035 (b)	496,775	489,256
Wells Fargo Mortgage Backed Securities Trust,
Series 2005-AR2, Class 3A1
4.941% due 03/25/2035 (b)	293,802	288,884

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $42,296,081)		$42,283,886

ASSET BACKED SECURITIES - 2.27%
AmeriCredit Automobile Receivables Trust,
Series 2006-RM, Class A3
5.53% due 01/06/2014	795,000	803,214

Spectrum Income Fund (continued)
	Shares or
	Principal
	Amount	Value

ASSET BACKED SECURITIES
(continued)
BankBoston Home Equity Loan Trust,
Series 1998-2, Class A6
6.64% due 12/25/2028	$70,925	$71,298
Bay View Auto Trust, Series 2005-3, Class A4
5.01% due 06/25/2014	342,000	339,748
Cabela's Master Credit Card Trust, Series 2005-1A,
Class A1
4.97% due 10/15/2013	140,000	139,497
Capital Auto Receivables Asset Trust,
Series 2004-1, Class A4
2.64% due 11/17/2008	191,000	187,231
Capital Auto Receivables Asset Trust,
Series 2004-1, Class CTFS
2.84% due 09/15/2010	149,000	145,601
Capital Auto Receivables Asset Trust,
Series 2006-SN1A, Class B
5.50% due 04/20/2010	275,000	274,939
Capital Auto Receivables Asset Trust,
Series 2006-SN1A, Class A4A
5.46% due 03/20/2010	1,575,000	1,574,941
Capital Auto Receivables Asset Trust,
Series 2006-SN1A, Class A4B
5.435% due 03/20/2010 (b)	325,000	325,000
Capital One Multi-Asset Execution Trust,
Series 2004-A8, Class A8
5.46% due 08/15/2014 (b)	624,000	627,103
Capital One Prime Auto Receivables Trust,
Series 2006-1, Class A4
5.01% due 11/15/2011	260,000	259,481
Chase Funding Mortgage Loan
Asset-Backed Certificates,
Series 2002-2, Class 1M1
5.599% due 09/25/2031	33,273	33,012
Chase Funding Mortgage Loan
Asset-Backed Certificates,
Series 2002-4, Class 2A1
5.6944% due 10/25/2032 (b)	21,613	21,657
Chase Funding Mortgage Loan
Asset-Backed Certificates,
Series 2003-3, Class 1A6
3.717% due 10/25/2014	246,608	234,949
CNH Equipment Trust, Series 2003-B, Class A4B
3.38% due 02/15/2011	250,000	245,998
Credit-Based Asset Servicing and Securitization,
Series 2005-CB5, Class AF2
4.831% due 08/25/2035	293,000	289,032
Credit-Based Asset Servicing and Securitization,
Series 2006-CB3, Class AV3
5.4944% due 03/25/2036 (b)	865,000	865,397
Detroit Edison Securitization Funding LLC,
Series 2001-1, Class A5
6.42% due 03/01/2015	450,000	475,817
GE Equipment Small Ticket LLC,
Series 2005-1A, Class A4
4.51% due 12/22/2014	337,000	331,446
GS Auto Loan Trust, Series 2004-1, Class A3
2.13% due 11/15/2007	8,393	8,368

The accompanying notes are an integral part of the financial statements. 384

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Spectrum Income Fund (continued)
	Shares or
	Principal
	Amount	Value

ASSET BACKED SECURITIES
(continued)
Harley-Davidson Motorcycle Trust,
Series 2003-3, Class A2
2.76% due 05/15/2011	$70,851	$69,682
Harley-Davidson Motorcycle Trust,
Series 2003-4, Class A2
2.69% due 04/15/2011	84,535	82,433
Hertz Vehicle Financing LLC,
Series 2004-1A, Class A2
2.38% due 05/25/2008	265,000	261,134
Honda Auto Receivables Owner Trust,
Series 2003-5, Class A4
2.96% due 04/20/2009	194,000	190,710
Household Affinity Credit Card Master Note Trust I,
Series 2003-1, Class A
5.45% due 02/15/2010 (b)	106,000	106,180
Household Automotive Trust,
Series 2006-2, Class A4
5.67% due 05/17/2013	220,000	225,749
Hyundai Auto Receivables Trust,
Series 2003-A, Class A4
3.02% due 10/15/2010	149,953	146,979
Hyundai Auto Receivables Trust,
Series 2006-A, Class A4
5.26% due 06/25/2014	515,000	516,851
John Deere Owner Trust, Series 2005-A, Class A4
4.16% due 05/15/2012	50,000	48,947
John Deere Owner Trust, Series 2006-A, Class A4
5.39% due 06/17/2013	250,000	250,274
M&I Auto Loan Trust, Series 2005-1, Class A4
4.86% due 03/21/2011	140,000	139,094
Marriott Vacation Club Owner Trust,
Series 2006-1A, Class A
5.737% due 04/20/2028	422,956	427,214
Marriott Vacation Club Owner Trust,
Series 2006-1A, Class B
5.827% due 04/20/2028	35,617	35,976
MBNA Credit Card Master Note Trust,
Series 2005-A3, Class A3
4.10% due 10/15/2012	1,150,000	1,112,450
MBNA Master Credit Card Trust USA,
Series 2000-D, Class A
5.53% due 09/15/2009 (b)	225,000	225,307
Morgan Stanley ABS Capital I,
Series 2006-HE4, Class A3
5.23% due 06/25/2036	475,000	476,155
Navistar Financial Corp., Owner Trust,
Series 2003-B, Class A3
5.53% due 04/15/2008 (b)	65,619	65,655
New Century Home Equity Loan
Trust, Series 2005-A, Class A6
4.954% due 08/25/2035	895,000	863,397
New Century Home Equity Loan
Trust, Series 2005-A, Class M2
5.344% due 08/25/2035	215,000	209,612
Nissan Auto Receivables Owner Trust,
Series 2004-A, Class A4
2.76% due 07/15/2009	316,000	308,512

Spectrum Income Fund (continued)
	Shares or
	Principal
	Amount	Value

ASSET BACKED SECURITIES
(continued)
Onyx Acceptance Owner
Trust, Series 2005-A, ClassA4
3.91% due 09/15/2011	$250,000	$244,740
Peco Energy Transition Trust,
Series 2001-A, Class A1
6.52% due 12/31/2010	447,000	467,131
PP&L Transition Bond Company LLC,
Series 1999-1, Class A8
7.15% due 06/25/2009	111,000	114,518
PSE&G Transition Funding LLC,
Series 2001-1, Class A6
6.61% due 06/15/2015	281,000	300,301
Reliant Energy Transport Bond Company,
Series 2001-1, Class A4
5.63% due 09/15/2015	334,000	340,566
Residential Asset Mortgage Products, Inc.,
Series 2003-RZ2, Class A1
3.60% due 04/25/2033	39,062	38,080
Residential Asset Mortgage Products, Inc.,
Series 2003-RZ4, Class M1
5.27% due 10/25/2033	50,000	49,139
Residential Asset Mortgage Products, Inc.,
Series 2004-RZ3, Class AI2
3.42% due 10/25/2027 (b)	9,193	9,155
Residential Asset Mortgage Products, Inc.,
Series 2005-RZ4, Class A3
5.7244% due 12/25/2034 (b)	253,000	255,399
Residential Asset Securities Corp,
Series 2005-KS10, Class 1A2
5.5744% due 11/25/2035 (b)	224,000	224,391
Residential Asset Securities Corp,
Series 2006-KS3, Class AI3
5.4944% due 04/25/2036 (b)	600,000	600,990
Sovereign Bank Home Equity Loan Trust,
Series 2000-1, Class A6
7.25% due 02/25/2015	8,179	8,363
Susquehanna Auto Lease Trust,
Series 2006-1, Class A3
5.21% due 03/16/2009	200,000	199,906
Triad Auto Receivables Owner Trust,
Series 2006-B, Class A3
5.41% due 08/12/2011	300,000	301,594
Triad Auto Receivables Owner Trust,
Series 2006-B, Class A4
5.52% due 11/12/2012	500,000	506,551
USAA Auto Owner Trust, Series 2005-2, Class A4
4.17% due 02/15/2011	150,000	147,176
Volkswagen Auto Lease Trust,
Series 2006-A, Class A4
5.54% due 04/20/2011	245,000	247,527
Wachovia Auto Owner Trust,
Series 2006-A, Class A4
5.38% due 03/20/2013	225,000	227,074

TOTAL ASSET BACKED SECURITIES
(Cost $17,253,484)		$17,298,641

The accompanying notes are an integral part of the financial statements. 385

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Spectrum Income Fund (continued)
		Shares or
		Principal
		Amount	Value

SUPRANATIONAL OBLIGATIONS - 0.03%
Supranational - 0.03%
Eurofima, EMTN
6.50% due 08/22/2011	AUD	325,000	$251,592

TOTAL SUPRANATIONAL OBLIGATIONS
(Cost $248,457)			$251,592

SHORT TERM INVESTMENTS - 14.92%
Malaysia Government Bond, Series 182
0.01% due 01/12/2007	MYR	1,182,000 $	316,774
State Street Navigator Securities
Lending Prime Portfolio (c)		$83,287,899	83,287,899
T. Rowe Price Reserve Investment Fund (c)		30,330,726	30,330,726

TOTAL SHORT TERM INVESTMENTS
(Cost $113,934,206)			$113,935,399

REPURCHASE AGREEMENTS - 3.51%
Repurchase Agreement with State
Street Corp. dated 08/31/2006 at
3.95% to be repurchased at
$26,774,937 on 9/1/2006,
collateralized by $27,380,000
Federal Home Loan Mortgage
Corp., 0.00% due 09/15/2006
(valued at $27,311,550, including
interest) (c)***		$26,772,000	$26,772,000

TOTAL REPURCHASE AGREEMENTS
(Cost $26,772,000)			$26,772,000

Total Investments (Spectrum Income Fund)
(Cost $834,918,505) - 110.87%			$846,722,617
Liabilities in Excess of Other Assets - (10.87)%			(82,991,645)

TOTAL NET ASSETS - 100.00%			$763,730,972

Strategic Bond Fund
		Shares or
		Principal
		Amount	Value

COMMON STOCKS - 0.18%
Cellular Communications - 0.18%
American Tower Corp., Class A *		15,666 $	561,783
Household Products - 0.00%
Home Interiors *		674,617	6,746

TOTAL COMMON STOCKS (Cost $551,187)			$568,529

PREFERRED STOCKS - 0.02%
Crude Petroleum & Natural Gas - 0.02%
Chesapeake Energy Corp. * (a)		266	71,421

TOTAL PREFERRED STOCKS (Cost $66,834)			$71,421

Strategic Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

WARRANTS - 0.01%
Government of Mexico - 0.01%
United Mexican States
(Expiration Date 10/10/2006; strike
price $25.00)	5,000	$19,000

TOTAL WARRANTS (Cost $12,500)		$19,000

U.S. TREASURY OBLIGATIONS - 4.50%
Treasury Inflation Protected
Securities (d) - 0.41%
2.00% due 01/15/2016 to
01/15/2026 (a)	$1,328,886	1,288,008
U.S. Treasury Bonds - 1.05%
4.50% due 02/15/2036 (a)	2,570,000	2,418,812
6.125% due 08/15/2029 (a)****	440,000	511,500
6.25% due 08/15/2023 (a)	290,000	332,526

		3,262,838
U.S. Treasury Notes - 3.04%
4.00% due 02/15/2014 (a)	1,610,000	1,536,167
4.25% due 11/15/2014 (a)	1,425,000	1,378,354
5.125% due 05/15/2016 (a)	6,370,000	6,550,895

		9,465,416

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $13,765,502)		$14,016,262

U.S. GOVERNMENT AGENCY OBLIGATIONS - 31.55%
Federal Home Loan Mortgage Corp. - 0.10%
5.125% due 04/18/2011	280,000	280,998
8.00% due 05/01/2010	8,606	8,795
8.50% due 05/01/2008	4,416	4,486

		294,279
Federal National Mortgage
Association - 26.66%
5.00% TBA **	17,400,000	16,789,872
5.50% TBA **	43,000,000	42,354,374
5.625% due 05/19/2011	1,220,000	1,232,267
5.916% due 11/01/2035	377,983	390,374
6.00% TBA **	16,000,000	16,003,471
6.50% due 10/01/2032	793,623	808,183
6.50% TBA **	5,300,000	5,379,500
7.50% due 07/01/2030 to 02/01/2031	54,802	56,691
8.00% due 07/01/2027 to 08/01/2027	50,788	53,832
8.80% due 01/25/2019	34,237	36,584
10.40% due 04/25/2019	11,658	12,534

		83,117,682
Government National Mortgage
Association - 4.79%
5.00% TBA **	5,000,000	4,842,190
6.00% TBA **	10,000,000	10,081,250
7.50% due 04/15/2022 to 10/15/2027	21,227	22,155

		14,945,595

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $97,815,228)		$98,357,556

The accompanying notes are an integral part of the financial statements. 386

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Strategic Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS - 10.62%
Brazil - 3.68%
Federative Republic of Brazil
8.00% due 01/15/2018 (a)	$1,015,000	$1,114,470
8.25% due 01/20/2034 ***	3,500,000	4,025,000
8.75% due 02/04/2025	815,000	968,628
11.00% due 08/17/2040 (a)	4,115,000	5,376,247

		11,484,345
Colombia - 0.21%
Republic of Colombia
8.125% due 05/21/2024	195,000	214,500
10.00% due 01/23/2012 (a)	140,000	162,960
10.75% due 01/15/2013	235,000	287,170

		664,630
Italy - 0.14%
Republic of Italy
5.804% due 10/25/2032	440,000	443,276
Mexico - 1.32%
Government of Mexico
5.625% due 01/15/2017 (a)	1,424,000	1,404,064
5.875% due 01/15/2014 (a)	675,000	686,813
6.375% due 01/16/2013 (a)	616,000	640,640
7.50% due 04/08/2033	624,000	722,280
8.125% due 12/30/2019	440,000	530,200
10.375% due 02/17/2009	104,000	115,648

		4,099,645
Panama - 0.74%
Republic of Panama
6.70% due 01/26/2036	148,000	145,040
7.25% due 03/15/2015	150,000	158,250
9.375% due 04/01/2029 ***	1,574,000	1,995,045

		2,298,335
Russia - 4.53%
Russian Federation, Series REGS
5.00% due 03/31/2030	12,681,000	14,112,685

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $31,698,327)		$33,102,916

CORPORATE BONDS - 46.17%
Advertising - 0.39%
Lamar Media Corp.
6.625% due 08/15/2015	150,000	140,625
R.H. Donnelley Corp., Series A-1
6.875% due 01/15/2013	100,000	89,750
R.H. Donnelley Corp., Series A-2
6.875% due 01/15/2013	175,000	157,062
R.H. Donnelley Corp., Series A-3
8.875% due 01/15/2016	500,000	492,500
R.H. Donnelley Finance Corp., Series I
10.875% due 12/15/2012	300,000	328,500

		1,208,437
Aerospace - 0.20%
Alliant Techsystems, Inc.
6.75% due 04/01/2016	85,000	82,662

Strategic Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Aerospace (continued)
DRS Technologies, Inc.
6.875% due 11/01/2013	$400,000	$388,000
7.625% due 02/01/2018	25,000	25,000
TransDigm, Inc.
7.75% due 07/15/2014	130,000	129,025

		624,687
Air Travel - 0.05%
Continental Airlines, Inc.
6.541% due 09/15/2008	28,867	27,598
Continental Airlines, Inc., Series D
7.568% due 12/01/2006	140,000	139,779

		167,377
Apparel & Textiles - 0.16%
Levi Strauss & Company
9.75% due 01/15/2015	475,000	491,625
Auto Parts - 0.17%
Commercial Vehicle Group, Inc.
8.00% due 07/01/2013	75,000	71,437
Keystone Automotive Operations
9.75% due 11/01/2013	150,000	142,500
TRW Automotive, Inc.
9.375% due 02/15/2013	70,000	74,725
Visteon Corp.
7.00% due 03/10/2014	70,000	62,125
8.25% due 08/01/2010 (a)	175,000	171,500

		522,287
Auto Services - 0.24%
Hertz Corp., Class A
8.875% due 01/01/2014	250,000	259,375
10.50% due 01/01/2016 (a)	260,000	280,150
Penhall International Corp.
12.00% due 08/01/2014	190,000	193,800

		733,325
Automobiles - 1.82%
DaimlerChrysler N.A. Holding Corp.
4.05% due 06/04/2008	910,000	887,196
Ford Motor Company
6.625% due 10/01/2028	150,000	112,500
7.45% due 07/16/2031 (a)	1,235,000	969,475
8.875% due 01/15/2022	90,000	76,500
8.90% due 01/15/2032	100,000	89,750
General Motors Corp.
8.25% due 07/15/2023	100,000	83,000
8.375% due 07/15/2033 (a)	4,125,000	3,454,688

		5,673,109
Banking - 2.69%
Bank of America Corp.
7.40% due 01/15/2011 ***	1,160,000	1,251,833
Glitnir Banki HF
6.33% due 07/28/2011	440,000	445,248
6.693% due 06/15/2016 (b)	620,000	631,034
Kaupthing Bank
5.758% due 04/12/2011 ***	1,080,000	1,078,329

The accompanying notes are an integral part of the financial statements. 387

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Strategic Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Banking (continued)
Kaupthing Bank (continued)
7.125% due 05/19/2016	$230,000	$236,019
Resona Preferred Global Securities (Cayman), Ltd.
7.191% due 12/29/2049 (b)	440,000	456,390
Standard Chartered Bank
8.00% due 05/30/2031	1,075,000	1,321,162
Wachovia Corp.
5.25% due 08/01/2014	1,740,000	1,708,228
Wells Fargo Company
5.30% due 08/26/2011	1,250,000	1,251,837

		8,380,080
Broadcasting - 0.50%
Barrington Broadcasting
10.50% due 08/15/2014	40,000	39,200
CMP Susquehanna Corp.
9.875% due 05/15/2014	35,000	32,637
CSC Holdings, Inc.
7.00% due 04/15/2012	250,000	245,625
7.625% due 07/15/2018	25,000	25,219
8.125% due 08/15/2009	325,000	335,562
CSC Holdings, Inc., Series B
8.125% due 07/15/2009	25,000	25,844
Hughes Network Systems LLC/HNS Finance Corp.
9.50% due 04/15/2014	110,000	111,650
News America, Inc.
5.30% due 12/15/2014 (a)	605,000	588,917
XM Satellite Radio Holdings, Inc.
9.75% due 05/01/2014	80,000	75,200
9.9888% due 05/01/2013 (b)	80,000	74,600

		1,554,454
Building Materials & Construction - 0.15%
Associated Materials, Inc.
zero coupon, Step up to 11.25% on
03/01/2009 due 03/01/2014	575,000	313,375
NTK Holdings, Inc.
zero coupon, Step up to 10.75% on
09/01/2009 due 03/01/2014	240,000	160,800

		474,175
Business Services - 0.66%
Activant Solutions, Inc.
9.50% due 05/01/2016	130,000	121,875
Affinion Group, Inc.
10.125% due 10/15/2013	245,000	254,187
Electronic Data Systems Corp.
7.125% due 10/15/2009	720,000	750,661
Invensys PLC
9.875% due 03/15/2011	114,000	123,120
Sungard Data Systems, Inc.
9.125% due 08/15/2013	275,000	283,938
10.25% due 08/15/2015	60,000	61,275
Xerox Corp.
6.40% due 03/15/2016	475,000	470,296

		2,065,352
Strategic Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Cable and Television - 1.84%
Charter Communications Holdings I LLC
11.00% due 10/01/2015	$250,000	$221,875
11.75 due 05/15/2014	75,000	51,000
13.50% due 01/15/2014	95,000	70,063
Charter Communications Holdings II LLC/Charter
Communications Holdings II Capital Corp.
10.25% due 09/15/2010	220,000	222,750
Charter Communications Holdings LLC
8.625% due 04/01/2009 (a)	60,000	54,750
10.75% due 10/01/2009	50,000	45,750
Charter Communications Holdings LLC/Charter
Communications Holdings Capital Corp.
9.625% due 11/15/2009	80,000	72,800
Charter Communications Operating LLC
8.375% due 04/30/2014	225,000	227,250
Comcast Corp.
6.50% due 01/15/2015	460,000	474,871
6.50% due 01/15/2017	230,000	237,661
DirecTV Holdings LLC
6.375% due 06/15/2015	285,000	266,475
Echostar DBS Corp.
6.625% due 10/01/2014	825,000	793,031
7.125% due 02/01/2016	110,000	107,112
Kabel Deutschland GMBH
10.625% due 07/01/2014	100,000	107,000
Lodgenet Entertainment Corp.
9.50% due 06/15/2013	315,000	337,837
Rainbow National Services LLC
8.75% due 09/01/2012	40,000	42,200
10.375% due 09/01/2014	25,000	27,844
Rogers Cable, Inc.
6.25% due 06/15/2013	25,000	24,344
8.75% due 05/01/2032	350,000	397,250
Sinclair Broadcast Group, Inc.
8.00% due 03/15/2012	240,000	243,000
Time Warner Entertainment Company, LP
8.375% due 07/15/2033	430,000	493,126
Time Warner, Inc.
7.625% due 04/15/2031	955,000	1,034,187
Videotron Ltee
6.375% due 12/15/2015	200,000	187,250

		5,739,426
Cellular Communications - 0.61%
Alamosa Delaware, Inc.
11.00% due 07/31/2010	125,000	136,562
American Tower Corp.
7.125% due 10/15/2012	250,000	253,125
AT&T Broadband Corp.
8.375% due 03/15/2013	785,000	889,810
Rogers Wireless, Inc.
7.25% due 12/15/2012	30,000	30,938
8.00% due 12/15/2012	20,000	20,900
Rural Cellular Corp.
9.875% due 02/01/2010	290,000	299,425

The accompanying notes are an integral part of the financial statements. 388

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Strategic Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Cellular Communications (continued)
UbiquiTel Operating Company
9.875% due 03/01/2011	$250,000	$271,875

		1,902,635

Chemicals - 0.34%
Arco Chemical Company
9.80% due 02/01/2020	75,000	85,687
Equistar Chemicals LP
10.625% due 05/01/2011	200,000	215,000
Huntsman International LLC
9.875% due 03/01/2009 (a)	172,000	178,880
IMC Global, Inc.
10.875% due 08/01/2013	25,000	28,000
Lyondell Chemical Company
11.125% due 07/15/2012	225,000	245,250
Methanex Corp.
8.75% due 08/15/2012	110,000	116,875
Westlake Chemical Corp.
6.625% due 01/15/2016	200,000	190,000

		1,059,692

Coal - 0.04%
International Coal Group, Inc.
10.25% due 07/15/2014	110,000	113,575
Commercial Services - 0.07%
DI Finance/DynCorp International LLC, Series B
9.50% due 02/15/2013	210,000	216,825
Computers & Business Equipment - 0.03%
Seagate Technology Holdings
8.00% due 05/15/2009	80,000	82,200
Construction Materials - 0.08%
Nortek, Inc.
8.50% due 09/01/2014	270,000	251,100
Containers & Glass - 0.42%
Graham Packaging Company, Inc.
9.875% due 10/15/2014 (a)	215,000	206,937
Graphic Packaging International Corp.
8.50% due 08/15/2011	400,000	406,000
Owens-Brockway Glass Container, Inc.
7.75% due 05/15/2011	200,000	204,500
8.25% due 05/15/2013	50,000	50,625
Owens-Illinois, Inc.
7.35% due 05/15/2008	325,000	325,000
Plastipak Holdings, Inc.
8.50% due 12/15/2015	95,000	94,525
Radnor Holdings Corp.
11.00% due 03/15/2010	125,000	30,000

		1,317,587

Cosmetics & Toiletries - 0.04%
Playtex Products, Inc.
8.00% due 03/01/2011	110,000	114,400
Crude Petroleum & Natural Gas - 1.55%
Anadarko Finance Company, Series B
7.50% due 05/01/2031	730,000	824,880

Strategic Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Crude Petroleum & Natural Gas
(continued)
Chaparral Energy, Inc.
8.50% due 12/01/2015	$350,000	$352,625
Chesapeake Energy Corp.
6.25% due 01/15/2018	325,000	299,813
6.50% due 08/15/2017	100,000	92,750
7.00% due 08/15/2014	200,000	198,000
Conoco, Inc.
6.95% due 04/15/2029	1,250,000	1,421,110
Mariner Energy, Inc.
7.50% due 04/15/2013	80,000	77,800
PetroHawk Energy Corp.
9.125% due 07/15/2013	110,000	111,925
Plains Exploration & Production Company
7.125% due 06/15/2014	250,000	256,250
Pogo Producing Company
6.875% due 10/01/2017	200,000	190,500
7.875% due 05/01/2013	20,000	20,400
Quicksilver Resources, Inc.
7.125% due 04/01/2016	250,000	238,750
XTO Energy, Inc.
6.25% due 04/15/2013	730,000	750,083

		4,834,886
Domestic Oil - 0.70%
Exco Resources, Inc.
7.25% due 01/15/2011	425,000	413,313
Forest Oil Corp.
8.00% due 12/15/2011	325,000	335,562
Magnum Hunter Resources, Inc.
9.60% due 03/15/2012	250,000	265,000
Stone Energy Corp.
8.25% due 12/15/2011	400,000	402,000
Swift Energy Company
7.625% due 07/15/2011	400,000	404,000
Whiting Petroleum Corp.
7.00% due 02/01/2014	375,000	369,375

		2,189,250
Drugs & Health Care - 0.34%
Humana, Inc.
6.30% due 08/01/2018	1,065,000	1,067,570
Educational Services - 0.03%
Education Management LLC
8.75% due 06/01/2014	105,000	103,688
Electrical Utilities - 5.28%
AES Corp.
7.75% due 03/01/2014	3,345,000	3,445,350
8.75% due 06/15/2008	1,150,000	1,196,000
8.875% due 02/15/2011	645,000	690,150
9.375% due 09/15/2010	1,100,000	1,188,000
9.50% due 06/01/2009 (a)	880,000	941,600
Dominion Resources, Inc.
5.70% due 09/17/2012 (a)	730,000	731,347
Edison Mission Energy
7.75% due 06/15/2016	140,000	140,000

The accompanying notes are an integral part of the financial statements. 389

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Strategic Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Electrical Utilities (continued)
Exelon Corp.
5.625% due 06/15/2035 (a)	$590,000	$540,392
FirstEnergy Corp.
6.45% due 11/15/2011	430,000	445,971
7.375% due 11/15/2031	770,000	870,775
Midwest Generation LLC, Series B
8.56% due 01/02/2016	129,394	137,481
Mirant Americas Generation LLC
8.30% due 05/01/2011 ^	395,000	395,000
Orion Power Holdings, Inc.
12.00% due 05/01/2010	60,000	68,100
Pacific Gas & Electric Company
6.05% due 03/01/2034	490,000	484,302
TXU Corp., Series P
5.55% due 11/15/2014	240,000	223,778
TXU Corp., Series R
6.55% due 11/15/2034 (a)	5,300,000	4,899,087
TXU Electric Delivery Company
6.375% due 01/15/2015	50,000	51,442

		16,448,775
Electronics - 0.23%
L-3 Communications Corp.
7.625% due 06/15/2012	550,000	563,750
L-3 Communications Corp., Series B
6.375% due 10/15/2015	75,000	72,187
Spectrum Brands, Inc.
7.375% due 02/01/2015	87,000	67,425

		703,362
Energy - 0.68%
Duke Energy Company
4.20% due 10/01/2008	1,131,000	1,103,451
Inergy, LP
6.875% due 12/15/2014	200,000	189,500
NRG Energy, Inc.
7.25% due 02/01/2014	150,000	148,125
7.375% due 02/01/2016	700,000	689,500

		2,130,576
Financial Services - 10.16%
Aiful Corp.
5.00% due 08/10/2010	440,000	423,403
Credit Suisse USA, Inc.
5.50% due 08/16/2011	270,000	271,124
Dow Jones CDX HY, Series 6-T1
8.625% due 06/29/2011 ***	9,000,000	8,988,750
E*Trade Financial Corp.
7.375% due 09/15/2013	105,000	106,050
7.875% due 12/01/2015	45,000	46,800
El Paso Performance-Linked Trust
7.75% due 07/15/2011	980,000	998,375
Ford Motor Credit Company
7.00% due 10/01/2013 (a)	80,000	74,664
7.375% due 10/28/2009	430,000	421,748
7.875% due 06/15/2010	1,875,000	1,842,785
9.875% due 08/10/2011	225,000	234,250

Strategic Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Financial Services (continued)
Ford Motor Credit Company (continued)
10.4863% due 06/15/2011 (b)	$836,000	$884,068
General Motors Acceptance Corp.
4.375% due 12/10/2007	350,000	340,392
5.125% due 05/09/2008	250,000	243,069
5.85% due 01/14/2009	350,000	339,685
6.125% due 08/28/2007 (a)	330,000	327,941
6.75% due 12/01/2014 (a)	675,000	647,114
6.875% due 09/15/2011	1,600,000	1,575,806
7.25% due 03/02/2011	25,000	24,943
8.00% due 11/01/2031 (a)	3,675,000	3,714,286
Global Cash Access LLC
8.75% due 03/15/2012	250,000	261,562
Goldman Sachs Group LP
4.50% due 06/15/2010	580,000	563,610
Hexion US Finance Corp/Hexion Nova Scotia
Finance ULC
9.00% due 07/15/2014	260,000	261,300
HSBC Finance Capital Trust IX
5.911% due 11/30/2035 (b)	1,650,000	1,635,957
International Lease Finance Corp.
5.875% due 05/01/2013	815,000	830,557
iPCS, Inc.
11.50% due 05/01/2012	250,000	281,250
J.P. Morgan Chase & Company
6.625% due 03/15/2012	970,000	1,024,493
JSG Funding PLC
9.625% due 10/01/2012	225,000	234,844
Lehman Brothers Holdings, Inc.
4.50% due 07/26/2010	775,000	751,700
Morgan Stanley
4.75% due 04/01/2014	1,470,000	1,389,163
Nell AF SARL
8.375% due 08/15/2015 (a)	222,000	222,277
Residential Capital Corp.
6.00% due 02/22/2011	720,000	716,095
Shinsei Finance Cayman Ltd.
6.418% due 01/29/2049 (b)	550,000	543,156
TNK-BP Finance SA
7.50% due 07/18/2016 (a)	1,330,000	1,380,390
Ucar Finance, Inc.
10.25% due 02/15/2012	80,000	84,000

		31,685,607
Food & Beverages - 0.04%
Nutro Products, Inc.
9.23% due 10/15/2013 (b)	40,000	41,200
10.75% due 04/15/2014	90,000	94,950

		136,150
Forest Products - 0.44%
Weyerhaeuser Company
6.75% due 03/15/2012	1,300,000	1,359,565
Furniture & Fixtures - 0.16%
Norcraft Companies LP
9.00% due 11/01/2011	125,000	125,625

The accompanying notes are an integral part of the financial statements. 390

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Strategic Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Furniture & Fixtures (continued)
Norcraft Holdings Capital
zero coupon, Step up to 9.75% on
09/01/2008 due 09/01/2012	$15,000	$12,150
Sealy Mattress Company
8.25% due 06/15/2014 (a)	350,000	353,500

		491,275
Gas & Pipeline Utilities - 3.91%
Dynegy Holdings, Inc.
8.375% due 05/01/2016 ***	830,000	817,550
El Paso Corp.
7.75% due 01/15/2032 (a)	5,800,000	5,829,000
7.80% due 08/01/2031 ***	3,280,000	3,288,200
7.875% due 06/15/2012 (a)	500,000	516,250
El Paso Corp., Series MTN
7.375% due 12/15/2012 (a)	475,000	479,156
Kinder Morgan Energy Partners LP
5.00% due 12/15/2013 (a)	140,000	132,440
6.30% due 02/01/2009	100,000	101,302
6.75% due 03/15/2011	100,000	103,852
7.125% due 03/15/2012	20,000	21,092
Williams Companies, Inc.
7.625% due 07/15/2019 (a)	25,000	25,375
7.875% due 09/01/2021	375,000	381,563
8.75% due 03/15/2032	450,000	484,875

		12,180,655
Healthcare Products - 0.06%
Angiotech Pharmaceuticals, Inc.
7.75% due 04/01/2014	15,000	14,625
Leiner Health Products, Inc.
11.00% due 06/01/2012	195,000	185,250

		199,875
Healthcare Services - 0.36%
DaVita, Inc.
7.25% due 03/15/2015	420,000	411,600
Extendicare Health Services, Inc.
6.875% due 05/01/2014	25,000	26,125
9.50% due 07/01/2010	65,000	67,925
Vanguard Health Holding Company II LLC
9.00% due 10/01/2014	640,000	620,800

		1,126,450
Holdings Companies/Conglomerates - 0.02%
Ashtead Capital, Inc.
9.00% due 08/15/2016	73,000	74,460
Homebuilders - 0.15%
Beazer Homes USA, Inc.
6.875% due 07/15/2015	15,000	13,350
8.125% due 06/15/2016 (a)	150,000	143,250
K Hovnanian Enterprises, Inc.
6.25% due 01/15/2016	60,000	52,050
8.625% due 01/15/2017 (a)	280,000	273,350

		482,000

Strategic Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Hotels & Restaurants - 0.13%
CCM Merger, Inc.
8.00% due 08/01/2013	$105,000	$100,537
El Pollo Loco, Inc.
11.75% due 11/15/2013	55,000	61,463
Park Place Entertainment Corp.
9.375% due 02/15/2007	250,000	253,125

		415,125

Industrial Machinery - 0.02%
H&E Equipment Services, Inc.
8.375% due 07/15/2016	75,000	76,125
Insurance - 0.08%
Crum & Forster Holdings Corp.
10.375% due 06/15/2013 (a)	250,000	248,750
International Oil - 0.13%
OAO Gazprom, Series REGS
9.625% due 03/01/2013	150,000	177,090
Pemex Project Funding Master Trust
5.75% due 12/15/2015	170,000	165,410
6.625% due 06/15/2035	80,000	78,560

		421,060

Leisure Time - 0.76%
AMC Entertainment, Inc.
11.00% due 02/01/2016	285,000	309,581
Boyd Gaming Corp.
6.75% due 04/15/2014	400,000	377,000
Caesars Entertainment, Inc.
7.00% due 04/15/2013	140,000	144,513
Herbst Gaming, Inc.
8.125% due 06/01/2012	250,000	253,750
Inn of the Mountain Gods Resort & Casino
12.00% due 11/15/2010	190,000	191,900
Isle of Capri Casinos
7.00% due 03/01/2014	50,000	47,500
Las Vegas Sands Corp.
6.375% due 02/15/2015	250,000	232,500
MGM Mirage, Inc.
6.625% due 07/15/2015	150,000	141,188
Mohegan Tribal Gaming Authority
6.875% due 02/15/2015	150,000	143,250
7.125% due 08/15/2014	150,000	146,250
River Rock Entertainment Authority
9.75% due 11/01/2011	15,000	15,881
Station Casinos, Inc.
7.75% due 08/15/2016	250,000	257,813
Warner Music Group
7.375% due 04/15/2014	100,000	96,250

		2,357,376

Manufacturing - 1.66%
Jacuzzi Brands, Inc.
9.625% due 07/01/2010	105,000	111,300
Tyco International Group SA
6.00% due 11/15/2013	1,040,000	1,072,806
6.125% due 11/01/2008	890,000	902,161

The accompanying notes are an integral part of the financial statements. 391

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Strategic Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Manufacturing (continued)
Tyco International Group SA (continued)
6.875% due 01/15/2029	$2,760,000	$3,080,469

		5,166,736
Medical-Hospitals - 0.80%
Genesis Healthcare Corp.
8.00% due 10/15/2013	175,000	181,562
HCA, Inc.
6.30% due 10/01/2012	21,000	17,588
6.375% due 01/15/2015	265,000	210,675
6.50% due 02/15/2016 (a)	331,000	260,663
7.50% due 12/15/2023	25,000	19,106
7.69% due 06/15/2025	25,000	19,320
Tenet Healthcare Corp.
6.875% due 11/15/2031	1,125,000	852,187
7.375% due 02/01/2013 (a)	125,000	111,250
9.25% due 02/01/2015 (b)	200,000	188,500
9.875% due 07/01/2014	640,000	624,000

		2,484,851
Metal & Metal Products - 0.13%
Metals USA, Inc.
11.125% due 12/01/2015	195,000	214,988
Mueller Group, Inc.
10.00% due 05/01/2012	85,000	92,650
Mueller Holdings, Inc.
zero coupon, Step up to 14.75% on
04/15/2009 due 04/15/2014	65,000	57,200
PNA Group, Inc.
10.75% due 09/01/2016	30,000	30,675

		395,513
Office Furnishings & Supplies - 0.09%
Interface, Inc.
9.50% due 02/01/2014	100,000	102,750
10.375% due 02/01/2010	150,000	163,312

		266,062
Paper - 0.25%
Appleton Papers, Inc., Series B
9.75% due 06/15/2014	305,000	301,187
NewPage Corp.
11.7388% due 05/01/2012 (b)	65,000	70,200
12.00% due 05/01/2013 (a)	45,000	46,463
P.H. Glatfelter
7.125% due 05/01/2016	75,000	73,934
Smurfit Capital Funding PLC
7.50% due 11/20/2025	200,000	182,000
Verso Paper Holdings LLC and Verso Paper, Inc.
9.125% due 08/01/2014	50,000	49,750
11.375% due 08/01/2016	45,000	44,550

		768,084
Petroleum Services - 0.58%
Belden & Blake Corp.
8.75% due 07/15/2012	235,000	240,875
Compagnie Generale de Geophysique SA
7.50% due 05/15/2015	50,000	49,750

Strategic Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Petroleum Services (continued)
Dresser-Rand Group, Inc.
7.375% due 11/01/2014	$300,000	$288,750
Enterprise Products Operating LP
8.375% due 08/01/2066 (b)	110,000	114,672
Gaz Capital for Gazprom, Series REGS
8.625% due 04/28/2034 (a)	800,000	995,200
Grant Prideco, Inc., Series B
6.125% due 08/15/2015	75,000	71,250
Pride International, Inc.
7.375% due 07/15/2014	25,000	25,437
SESI LLC
6.875% due 06/01/2014	10,000	9,800

		1,795,734

Pharmaceuticals - 0.20%
Omnicare, Inc.
6.875% due 12/15/2015	200,000	191,250
Valeant Pharmaceuticals International
7.00% due 12/15/2011	450,000	423,000

		614,250

Photography - 2.38%
Eastman Kodak Company
3.375% due 10/15/2033 (a)***	4,210,000	4,041,600
7.25% due 11/15/2013 ***	3,500,000	3,370,661

		7,412,261

Pollution Control - 0.00%
Safety-Kleen Services, Inc.
9.25% due 06/01/2008 ^	175,000	175
Publishing - 0.28%
Dex Media East LLC
12.125% due 11/15/2012	125,000	139,375
Dex Media West LLC
8.50% due 08/15/2010	150,000	153,750
9.875% due 08/15/2013	75,000	80,531
Dex Media, Inc.
zero coupon, Step up to 9.00% on
11/15/2008 due 11/15/2013	100,000	83,250
zero coupon, Step up to 9.00% on
11/15/2008 due 11/15/2013	200,000	166,500
Houghton Mifflin Company
zero coupon, Step up to 11.5% on
10/15/2008 due 10/15/2013	150,000	125,625
Primedia, Inc.
8.875% due 05/15/2011	140,000	135,800

		884,831

Railroads & Equipment - 0.08%
Grupo Transportacion Ferroviaria Mexicana,
S.A. de C.V.
9.375% due 05/01/2012	110,000	116,462
10.25% due 06/15/2007	100,000	102,000
12.50% due 06/15/2012	40,000	44,400

		262,862

The accompanying notes are an integral part of the financial statements. 392

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Strategic Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Real Estate - 0.42%
Felcor Lodging LP, REIT
9.00% due 06/01/2011	$300,000	$317,250
Forest City Enterprises
7.625% due 06/01/2015	5,000	5,037
Host Marriott LP, REIT
6.375% due 03/15/2015	200,000	192,000
7.125% due 11/01/2013	500,000	505,000
Host Marriott LP, Series Q, REIT
6.75% due 06/01/2016	175,000	169,750
Kimball Hill, Inc.
10.50% due 12/15/2012	85,000	72,888
Ventas Realty LP/ Capital Corp.
6.50% due 06/01/2016	35,000	34,475

		1,296,400
Retail - 0.08%
Brookstone Company, Inc.
12.00% due 10/15/2012	35,000	31,850
NationsRent, Inc.
9.50% due 05/01/2015 (a)	65,000	76,357
Suburban Propane Partners LP
6.875% due 12/15/2013	160,000	153,200

		261,407
Retail Trade - 0.19%
American Greetings Corp.
7.375% due 06/01/2016	15,000	15,094
Blockbuster, Inc.
9.00% due 09/01/2012 (a)	105,000	97,125
FTD, Inc.
7.75% due 02/15/2014	225,000	219,375
Neiman Marcus Group, Inc.
10.375% due 10/15/2015 (a)	255,000	272,850

		604,444
Sanitary Services - 0.40%
Allied Waste North America, Inc.
6.375% due 04/15/2011	125,000	121,250
7.25% due 03/15/2015	250,000	245,625
8.50% due 12/01/2008	125,000	130,000
Waste Management, Inc.
6.375% due 11/15/2012	730,000	758,250

		1,255,125
Semiconductors - 0.07%
Amkor Technology, Inc.
2.50% due 05/15/2011	100,000	84,875
MagnaChip Semiconductor SA
8.00% due 12/15/2014	200,000	128,000

		212,875
Software - 0.08%
UGS Capital Corp. II
10.38% due 06/01/2011 (b)	155,000	156,163
UGS Corp.
10.00% due 06/01/2012	90,000	96,750

		252,913

Strategic Bond Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Steel - 0.10%
CitiSteel USA, Inc.
12.49% due 09/01/2010 (b)		$100,000	$102,750
International Steel Group, Inc.
6.50% due 04/15/2014		100,000	95,000
RathGibson, Inc.
11.25% due 02/15/2014		110,000	113,300

			311,050

Telecommunications Equipment &
Services - 1.24%
Cincinnati Bell Telephone Company
6.30% due 12/01/2028		5,000	4,275
Citizens Communications Company
9.00% due 08/15/2031		175,000	184,625
Deutsche Telekom International Finance BV
5.75% due 03/23/2016 (a)		430,000	418,276
Hawaiian Telcom Communications, Inc., Series B
12.50% due 05/01/2015 (a)		150,000	153,375
Intelsat Bermuda Ltd.
9.25% due 06/15/2016		170,000	176,800
11.25% due 06/15/2016		305,000	316,056
Intelsat Ltd.
7.625% due 04/15/2012		210,000	182,175
Lucent Technologies, Inc.
6.45% due 03/15/2029		825,000	703,312
PanAmSat Corp.
9.00% due 08/15/2014		75,000	76,313
Royal KPN NV
8.00% due 10/01/2010		580,000	624,261
United States West Communications, Inc.
6.875% due 09/15/2033		1,147,000	1,026,565

			3,866,033

Telephone - 1.06%
Cincinnati Bell, Inc.
7.00% due 02/15/2015		85,000	82,875
8.375% due 01/15/2014 (a)		140,000	140,525
Nordic Telephone Company Holdings
8.875% due 05/01/2016		180,000	188,100
NTL Cable PLC
9.125% due 08/15/2016		100,000	103,500
Qwest Communications International, Inc.
7.50% due 02/15/2014		87,000	86,239
Qwest Communications International, Inc., Series B
7.50% due 02/15/2014		306,000	303,322
Qwest Corp.
8.875% due 03/15/2012		125,000	135,312
Sprint Capital Corp.
8.375% due 03/15/2012		940,000	1,050,520
Telecom Italia Capital SA
5.25% due 10/01/2015		500,000	467,366
Telefonos de Mexico SA de CV
8.75% due 01/31/2016	MXN	2,000,000	181,410
Verizon Florida, Inc., Series F
6.125% due 01/15/2013 (a)		$295,000	296,420

The accompanying notes are an integral part of the financial statements. 393

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Strategic Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Telephone (continued)
Windstream Corp.
8.625% due 08/01/2016	$255,000	$269,663

		3,305,252

Tobacco - 0.30%
Altria Group, Inc.
7.00% due 11/04/2013	870,000	946,454
Transportation - 0.05%
Gulfmark Offshore, Inc.
7.75% due 07/15/2014 (b)	20,000	19,900
Horizon Lines LLC
9.00% due 11/01/2012	122,000	125,203
OMI Corp.
7.625% due 12/01/2013	25,000	25,000

		170,103

TOTAL CORPORATE BONDS (Cost $143,387,684)		$143,958,343

COLLATERALIZED MORTGAGE
OBLIGATIONS - 13.31%
Banc of America Commercial Mortgage Inc., Series
2006-1, Class A4
5.372% due 09/10/2045 (b)	340,000	337,735
Commercial Mortgage Asset Trust,
Series 1999-C1, Class C
7.35% due 01/17/2032	295,000	327,930
Commercial Mortgage Pass-Through Certificates,
Series 2001-J2A, Class A1
5.447% due 07/16/2034	323,208	325,008
Commercial Mortgage Pass-Through Certificates,
Series 2003-FL9, Class E
6.33% due 11/15/2015 (b)***	137,810	137,856
Countrywide Alternative Loan Trust, Series
2006-OA9, Class 1A1
5.525% due 07/20/2046 (b)***	2,886,937	2,887,630
Countrywide Alternative Loan Trust, Series
2006-OA9, Class 2A1B
5.525% due 07/20/2046 (b)***	1,875,576	1,875,604
Countrywide Home Loans, Series 2006-HYB3,
Class 2A1A
5.7863% due 05/20/2036 (b)	167,535	168,905
Credit Suisse Mortgage Capital Certificates, Series
2006-C1, Class A4
5.609% due 02/15/2039 (b)	1,675,000	1,684,731
First Boston Mortgage Securities Corp. STRIP,
Series D, IO
10.965% due 05/25/2017 ***	16,985	4,211
First Union National Bank Commercial Mortgage,
Series 2000-C1
0.7777% IO due 05/17/2032 (b)	13,343,514	322,439
Green Tree Financial Corp., Series 1997-6, Class A8
7.07% due 01/15/2029	641,175	658,483
GSRPM Mortgage Loan Trust, Series 2003-1,
Class A3
5.8244% due 01/25/2032 (b)	192,309	193,659
Impac CMB Trust, Series 2003-4, Class 1A1
5.6444% due 10/25/2033 (b)***	150,440	150,495

Strategic Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Indymac Index Mortgage Loan Trust, Series
2006-AR6, Class 2A1A
5.5244% due 06/25/2047 (b)***	$5,033,360	$5,024,953
J.P. Morgan Chase Commercial Mortgage
Securities Corp, Series 2006-CB15, Class A4
5.814% due 06/12/2043 (b)	2,370,000	2,428,356
J.P. Morgan Mortgage Trust, Series 2005-A6,
Class 7A1
4.9827% due 08/25/2035 (b)	125,267	123,502
Luminent Mortgage Trust, Series 2006-4, Class A1A
5.5144% due 05/25/2046 (b)***	2,741,675	2,737,773
Master Adjustable Rate Mortgages Trust.,
Series 2006-2, Class 3A1
4.8496% due 01/25/2036 (b)	168,579	166,258
Master Adjustable Rate Mortgages Trust.,
Series 2006-OA1, Class 1A1
5.5344% due 04/25/2046 (b)***	4,743,552	4,747,101
Merit Securities Corp., Series 11PA, Class B2
6.8281% due 09/28/2032 (b)***	885,099	759,251
Merrill Lynch Mortgage Trust, Series 2006-C1,
Class A4
5.8442% due 05/12/2039 (b)	970,000	988,753
Morgan Stanley Mortgage Loan Trust, Series
2004-8AR, Class 4A1
5.3722% due 10/25/2034 (b)	908,360	909,493
Novastar Mortgage-Backed Notes, Series
2006-MTA1, Class 2A1A
5.5144% due 09/25/2046 (b)***	2,815,441	2,815,710
Structured Asset Mortgage Investments Inc.,
Series 2005-AR3, Class 2A1
6.6178% due 08/25/2035 (b)	553,301	564,854
Structured Asset Mortgage Investments, Inc.,
Series 2006-AR6, Class 1A3
5.585% due 07/25/2036 (b)***	2,889,638	2,888,609
Thornburg Mortgage Securities Trust, Series
2006-3, Class A2
5.4294% due 06/25/2036 (b)	2,847,532	2,841,991
Thornburg Mortgage Securities Trust, Series
2006-3, Class A3
5.4344% due 06/25/2036 (b)	2,853,438	2,858,392
Washington Mutual, Inc., Series 2005-AR17, Class
A1A1
5.5944% due 12/25/2045 (b)***	2,574,961	2,583,205

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $41,539,990)		$41,512,887

ASSET BACKED SECURITIES - 11.27%
ACE Securities Corp., Series 2006-GP1, Class A
5.4544% due 02/25/2031 (b)***	2,655,200	2,655,176
Ameriquest Mortgage Securities, Inc.,
Series 2004-R11, Class M5
6.5244% due 11/25/2034 (b)***	315,000	319,786
Amortizing Residential Corp. Trust,
Series 2002-BC6, Class M2
6.5244% due 08/25/2032 (b)***	104,695	105,521

The accompanying notes are an integral part of the financial statements. 394

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Strategic Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

ASSET BACKED SECURITIES
(continued)
Asset Backed Securities Corp.,
Series 2003-HE2, Class M2
7.23% due 04/15/2033 (b)***	$354,482	$355,065
Bear Stearns Asset Backed Securities Inc, Series
2003-ABF1, Class A
5.6944% due 01/25/2034 (b)***	64,448	64,662
Countrywide Asset-Backed Certificates,
Series 2004-5, Class M4
6.5744% due 06/25/2034 (b)***	420,000	426,328
Countrywide Home Equity Loan Trust, Series
2002-B, Class A1
5.58% due 04/15/2028 (b)***	97,744	97,867
EMC Mortgage Loan Trust, Series 2003-B, Class A1
5.8744% due 11/25/2041 (b)***	441,610	443,599
GSAMP Trust, Series 2006-S4, Class A1
5.475% due 05/25/2036 (b)***	2,550,812	2,550,947
IndyMac Seconds Asset Backed Trust, Series
2006-A, Class A
5.4544% due 06/25/2036 (b)***	2,653,061	2,653,040
IXIS Real Estate Capital Trust, Series 2006-HE2,
Class A1
5.445% due 08/25/2036 ***	4,528,502	4,528,470
Merrill Lynch Mortgage Investors, Inc. Series
2005-WM1N, Class N1
5.00% due 09/25/2035 ***	15,678	15,573
Mid State Trust, Series 6, Class A1
7.34% due 07/01/2035 ***	688,440	725,246
Morgan Stanley Mortgage Loan Trust, Series
2006-4SL, Class A1
5.4744% due 03/25/2036 (b)***	2,368,623	2,369,284
Novastar Home Equity Loan,
Series 2004-1, Class M4
6.2994% due 06/25/2034 (b)***	315,000	317,491
RAAC Series, Series 2006-RP2, Class A
5.5744% due 02/25/2037 (b)***	2,591,436	2,596,295
Residential Asset Mortgage Products Inc, Series
2003-RS4, Class AIIB
5.6544% due 05/25/2033 (b)	96,355	97,412
Residential Asset Securities Corp.,
Series 2002-KS2, Class MII2
6.9744% due 04/25/2032 (b)***	52,479	52,511
SACO I Trust, Inc., Series 2006-5, Class 1A
5.4744% due 04/25/2036 (b)***	4,512,316	4,515,443
SACO I Trust, Inc., Series 2006-5, Class 2A3
5.5044% due 05/25/2036 (b)***	2,040,000	2,039,980
SACO I Trust, Inc., Series 2006-6, Class A
5.4544% due 06/25/2036 (b)***	2,599,575	2,599,554
Sail Net Interest Margin Notes, Series 2004-BN2A,
Class A
5.00% due 12/27/2034 ***	27,351	27,295
Sail Net Interest Margin Notes, Series 2004-2A,
Class A
5.50% due 03/27/2034 ***	23,442	8,386
SLM Student Loan Trust, Series 2006-5, Class A2
5.429% due 07/25/2017 (b)***	2,900,000	2,899,548

Strategic Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

ASSET BACKED SECURITIES
(continued)
Structured Asset Securities Corp., Series
2006-ARS1, Class A1
5.4344% due 02/25/2036 (b)***	$2,675,980	$2,676,818

TOTAL ASSET BACKED SECURITIES
(Cost $35,144,313)		$35,141,297

SUPRANATIONAL OBLIGATIONS - 0.31%
Venezuela - 0.31%
Corporacion Andina de Fomento, Series EXCH
6.875% due 03/15/2012	916,000	967,137

TOTAL SUPRANATIONAL OBLIGATIONS
(Cost $984,820)		$967,137

OPTIONS - 2.30%
Call Options - 2.30%
Eurodollar Futures
Expiration 09/18/2006 at $94.00	3,975,000	2,404,875
Expiration 12/18/2006 at $94.00	245,000	160,475
Eurodollar Midcurve 1 yr. Futures
Expiration 09/15/2006 at $94.75	32,500	9,750
U.S Treasury Bond
Expiration 11/21/2006 at $110.00	160,000	302,500
U.S. Treasury Notes 5 year Futures
Expiration 11/21/2006 at $102.00	61,000	189,672
U.S. Treasury Notes 5 yr. Futures
Expiration 11/21/2006 at $100.00	801,000	4,092,609

		7,159,881

Put Options - 0.00%
Eurodollar Futures
Expiration 03/19/2007 at $93.00	30,000	75

TOTAL OPTIONS (Cost $6,052,798)		$7,159,956

SHORT TERM INVESTMENTS - 15.97%
Canadian Treasury Bill
4.78% due 09/20/2006	$350,000	$349,102
Federal National Mortgage Association
zero coupon due 09/20/2006 to
09/25/2006 ****	285,000	284,113
State Street Navigator Securities Lending
Prime Portfolio (c)	49,146,472	49,146,472

TOTAL SHORT TERM INVESTMENTS
(Cost $49,779,688)		$49,779,687

The accompanying notes are an integral part of the financial statements. 395

John Hancock Funds II

Portfolio of investments — August 31, 2006

(showing percentage of total net assets)

Strategic Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

REPURCHASE AGREEMENTS - 9.04%
Merrill Lynch Tri-Party Repurchase
Agreement dated 08/31/2006 at
5.23% to be repurchased at
$28,204,097 on 9/1/2006,
collateralized by $14,000,000
Federal Home Loan Bank, 5.125%
due 08/15/2019 (valued at
$13,961,889, including interest)
and $14,000,000 Federal Home
Loan Mortgage Corp., 4.00% due
08/17/2007 (valued at
$13,881,778, including interest)
and $980,000 Federal Home Loan
Mortgage Corp., 5.40% due
02/28/2011 (valued at $976,766,
including interest) ***	$28,200,000	$28,200,000

TOTAL REPURCHASE AGREEMENTS
(Cost $28,200,000)		$28,200,000

Total Investments (Strategic Bond Fund)
(Cost $448,998,871) - 145.25%		$452,854,991
Liabilities in Excess of Other Assets - (45.25)%		(141,085,751)

TOTAL NET ASSETS - 100.00%		$311,769,240

Strategic Income Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 1.37%
Mining - 1.17%
Newmont Mining Corp.	40,000	$2,050,000
Silver Standard Resources, Inc., ADR * (a)	50,000	1,237,000

		3,287,000

Paper - 0.20%
Abitibi-Consolidated, Inc. (a)	212,000	572,400

TOTAL COMMON STOCKS (Cost $3,768,346)		$3,859,400

U.S. TREASURY OBLIGATIONS - 12.74%
U.S. Treasury Bonds - 1.21%
8.125% due 08/15/2019 (a)****	$930,000	1,215,757
9.25% due 02/15/2016 (a)	1,635,000	2,188,026

		3,403,783

U.S. Treasury Notes - 11.53%
4.25% due 08/15/2013 (a)	8,035,000	7,812,784
4.625% due 03/31/2008 (a)	1,585,000	1,579,242
4.875% due 07/31/2011 to 08/15/2016 (a)	13,060,000	13,193,531
6.125% due 08/15/2007 (a)	9,720,000	9,818,337

		32,403,894

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $35,663,805)		$35,807,677

Strategic Income Fund (continued)
		Shares or
		Principal
		Amount	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS - 0.47%
Federal National Mortgage
Association - 0.47%
5.50% TBA **		$1,330,000	$1,305,063

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $1,302,361)			$1,305,063

FOREIGN GOVERNMENT OBLIGATIONS - 45.67%
Australia - 3.58%
Commonwealth of Australia
7.50% due 09/15/2009	AUD	12,600,000	10,059,358
Austria - 0.23%
Republic of Austria, Series EMTN
6.00% due 09/26/2008	NZD	1,000,000	640,341
Canada - 20.48%
Government of Canada
4.00% due 09/01/2010 (a)	CAD	4,100,000	3,706,135
4.50% due 09/01/2007		5,500,000	4,988,343
4.50% due 06/01/2015 (a)		4,800,000	4,471,701
5.50% due 06/01/2009		11,000,000	10,326,869
5.50% due 06/01/2010		6,000,000	5,703,755
6.00% due 06/01/2008		4,250,000	3,967,806
6.00% due 06/01/2011		13,500,000	13,239,064
Province of Ontario
5.00% due 03/08/2014		3,800,000	3,589,852
5.70% due 12/01/2008		5,500,000	5,135,454
5.75% due 03/03/2008	NZD	1,800,000	1,152,612
6.25% due 06/16/2015	CAD	2,000,000	1,277,486

			57,559,077
Colombia - 1.47%
Republic of Colombia
10.00% due 01/23/2012		$110,000	128,040
10.75% due 01/15/2013		3,290,000	4,020,380

			4,148,420
Germany - 2.14%
Federal Republic of Germany
5.00% due 01/04/2012	EUR	1,300,000	1,772,415
5.00% due 07/04/2012		3,100,000	4,241,246

			6,013,661
Ireland - 0.82%
Republic of Ireland
4.60% due 04/18/2016		1,700,000	2,319,888
Italy - 2.74%
Italy Buoni Poliennali Del Tesoro
4.25% due 08/01/2013		2,373,000	3,116,901
4.75% due 02/01/2013		1,000,000	1,350,299
6.75% due 02/01/2007		2,500,000	3,242,528

			7,709,728
Mexico - 0.75%
Government of Mexico
5.625% due 01/15/2017		$520,000	512,720
5.875% due 01/15/2014 (a)		550,000	559,625
6.375% due 01/16/2013		490,000	509,600
8.125% due 12/30/2019		360,000	433,800

The accompanying notes are an integral part of the financial statements. 396

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Strategic Income Fund (continued)
		Shares or
		Principal
		Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS
(continued)
Mexico (continued)
Government of Mexico, Series XW (continued)
10.375% due 02/17/2009 (a)		$80,000	$88,960

			2,104,705

New Zealand - 0.28%
New Zealand Government Bond, Series 708
6.00% due 07/15/2008	NZD	1,200,000	776,621
Norway - 5.95%
Kingdom of Norway
5.00% due 05/15/2015	NOK	28,200,000	4,754,869
6.00% due 05/16/2011		47,800,000	8,222,967
6.75% due 01/15/2007		23,400,000	3,744,552

			16,722,388

Panama - 0.29%
Republic of Panama
7.25% due 03/15/2015 (a)		$780,000	822,900
Spain - 4.33%
Kingdom of Spain
4.20% due 07/30/2013	EUR	3,700,000	4,878,095
5.00% due 07/30/2012		1,800,000	2,464,077
5.35% due 10/31/2011		3,500,000	4,831,124

			12,173,296

United Kingdom - 2.61%
United Kingdom Gilt
4.50% due 03/07/2007	GBP	1,650,000	3,132,672
5.00% due 03/07/2008		2,200,000	4,193,322

			7,325,994

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $127,382,689)			$128,376,377

CORPORATE BONDS - 23.46%
Advertising - 0.11%
Vertis, Inc.
9.75% due 04/01/2009		$300,000	303,750
Aerospace - 0.26%
Argo-Tech Corp.
9.25% due 06/01/2011		225,000	232,313
Sequa Corp.
9.00% due 08/01/2009		475,000	501,125

			733,438

Apparel & Textiles - 0.09%
Collins & Aikman Floorcoverings, Inc.
9.75% due 02/15/2010 (a)		250,000	245,625
Banking - 2.37%
Kreditanstalt fuer Wiederaufbau, Series EMTN
5.73% due 08/20/2007	NZD	1,000,000	643,997
Kreditanstalt fuer Wiederaufbau, Series INTL
1.85% due 09/20/2010	JPY	263,000,000	2,317,343
Landwirtschaftliche Rentenbank, Series EMTN
6.50% due 09/17/2009	NZD	1,000,000	644,129
Oesterreichische Kontrollbank AG
1.80% due 03/22/2010	JPY	263,000,000	2,311,401

Strategic Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Banking (continued)
Rabobank Nederland, Series EMTN
0.20% due 06/20/2008	JPY	88,000,000	$743,713

			6,660,583

Broadcasting - 0.62%
Allbritton Communications Company
7.75% due 12/15/2012		$1,245,000	1,230,994
Radio One, Inc.
6.375% due 02/15/2013		225,000	203,625
8.875% due 07/01/2011		200,000	203,000
Salem Communications Corp.
7.75% due 12/15/2010		100,000	99,625

			1,737,244

Building Materials & Construction - 0.05%
Brand Services, Inc.
12.00% due 10/15/2012		125,000	140,710
Business Services - 0.07%
Allied Security Escrow Corp.
11.375% due 07/15/2011		200,000	197,500
Cable and Television - 0.89%
Atlantic Broadband Finance LLC
9.375% due 01/15/2014		300,000	289,500
DirecTV Holdings LLC
8.375% due 03/15/2013		175,000	183,750
Mediacom Broadband LLC
8.50% due 10/15/2015		75,000	74,250
Mediacom LLC/Mediacom Capital Corp.
9.50% due 01/15/2013		125,000	128,437
Sinclair Broadcast Group, Inc.
8.00% due 03/15/2012		1,581,000	1,600,763
Young Broadcasting, Inc.
10.00% due 03/01/2011 (a)		250,000	231,250

			2,507,950

Cellular Communications - 1.46%
America Movil SA de CV
9.00% due 01/15/2016	MXN	12,000,000	1,126,831
Centennial Communications Corp.
10.00% due 01/01/2013		$1,000,000	997,500
Dobson Cellular Systems, Inc.
8.875% due 10/01/2013		1,000,000	987,500
Rural Cellular Corp.
9.75% due 01/15/2010		1,000,000	995,000

			4,106,831

Chemicals - 0.13%
Ethyl Corp.
8.875% due 05/01/2010		200,000	206,000
Huntsman ICI Chemicals
10.125% due 07/01/2009		50,000	51,000
Nova Chemicals Corp.
6.50% due 01/15/2012 (a)		125,000	115,937

			372,937

Coal - 0.07%
Massey Energy Company
6.625% due 11/15/2010		200,000	197,000

The accompanying notes are an integral part of the financial statements. 397

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Strategic Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Containers & Glass - 1.91%
Graphic Packaging International Corp.
8.50% due 08/15/2011		$1,000,000	$1,015,000
9.50% due 08/15/2013 (a)		1,000,000	1,005,000
Owens-Brockway Glass Container, Inc.
8.25% due 05/15/2013		1,450,000	1,468,125
Stone Container Corp.
8.375% due 07/01/2012		925,000	881,063
9.75% due 02/01/2011		967,000	993,592

			5,362,780
Diversified Financial Services - 2.70%
General Electric Capital Corp.
6.625% due 02/04/2010	NZD	4,600,000	2,968,458
General Electric Capital Corp., Series EMTN
8.75% due 10/05/2015	MXN	21,000,000	1,878,927
9.50% due 12/11/2014		5,500,000	514,373
Toyota Motor Credit Corp.
0.75% due 06/09/2008	JPY	262,000,000	2,236,981

			7,598,739
Financial Services - 0.36%
BCP Crystal Holdings Corp.
9.625% due 06/15/2014		$250,000	270,937
JSG Funding PLC
9.625% due 10/01/2012		700,000	730,625

			1,001,562
Food & Beverages - 0.16%
Del Monte Corp.
8.625% due 12/15/2012 (a)		200,000	209,250
Pinnacle Foods Holding Corp.
8.25% due 12/01/2013 (a)		250,000	245,625

			454,875
Gas & Pipeline Utilities - 0.49%
Atlas Pipeline Partners LP
8.125% due 12/15/2015		200,000	204,000
MarkWest Energy Partners LP
8.50% due 07/15/2016		1,000,000	1,012,500
Targa Resources, Inc.
8.50% due 11/01/2013		175,000	174,563

			1,391,063
Healthcare Products - 0.79%
Hanger Orthopedic Group, Inc.
10.25% due 06/01/2014		650,000	651,625
Pfizer Inc, Series INTL
0.80% due 03/18/2008	JPY	183,000,000	1,561,673

			2,213,298
Healthcare Services - 0.47%
Ameripath, Inc.
10.50% due 04/01/2013		$275,000	290,812
Healthsouth Corp.
10.75% due 06/15/2016 (a)		1,000,000	1,022,500

			1,313,312
Hotels & Restaurants - 0.86%
CCM Merger, Inc.
8.00% due 08/01/2013		1,365,000	1,306,988

Strategic Income Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Hotels & Restaurants (continued)
Hilton Hotels Corp.
7.625% due 12/01/2012	$250,000	$264,326
Landry's Restaurants, Inc., Series B
7.50% due 12/15/2014	390,000	368,550
Starwood Hotels & Resorts Worldwide, Inc.
7.875% due 05/01/2012	175,000	189,437
Turning Stone Casino Resort
9.125% due 12/15/2010	300,000	301,500

		2,430,801
Industrial Machinery - 0.17%
Manitowoc, Inc.
7.125% due 11/01/2013	485,000	477,725
International Oil - 2.30%
Pan American Energy LLC
7.75% due 02/09/2012	1,500,000	1,509,375
Pemex Project Funding Master Trust
5.75% due 12/15/2015 (a)	130,000	126,490
7.375% due 12/15/2014	710,000	769,285
8.50% due 02/15/2008	3,095,000	3,215,705
9.125% due 10/13/2010	750,000	836,250

		6,457,105
Leisure Time - 2.91%
AMF Bowling Worldwide, Inc.
10.00% due 03/01/2010	250,000	256,250
Caesars Entertainment, Inc.
7.00% due 04/15/2013	110,000	113,546
Choctaw Resort Development Enterprise
7.25% due 11/15/2019	250,000	245,000
Chukchansi Economic Development Authority
8.00% due 11/15/2013	200,000	202,000
Cinemark, Inc.
zero coupon, Step up to 9.75% on
03/15/2009 due 03/15/2014	350,000	273,000
Isle of Capri Casinos
7.00% due 03/01/2014	1,100,000	1,045,000
Jacobs Entertainment, Inc.
9.75% due 06/15/2014	1,500,000	1,498,125
MGM Mirage, Inc.
6.75% due 09/01/2012	475,000	461,937
Mohegan Tribal Gaming Authority
7.125% due 08/15/2014	1,375,000	1,340,625
MTR Gaming Group, Inc.
9.00% due 06/01/2012	1,000,000	1,007,500
Penn National Gaming, Inc.
6.75% due 03/01/2015	300,000	288,750
6.875% due 12/01/2011	100,000	99,500
Pokagon Gaming Authority
10.375% due 06/15/2014	500,000	528,750
Station Casinos, Inc.
6.50% due 02/01/2014	400,000	373,000
6.625% due 03/15/2018	325,000	290,063
6.875% due 03/01/2016 (a)	175,000	162,094

		8,185,140

The accompanying notes are an integral part of the financial statements. 398

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Strategic Income Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Manufacturing - 0.11%
Blount, Inc.
8.875% due 08/01/2012	$150,000	$150,188
Park-Ohio Industries, Inc.
8.375% due 11/15/2014	175,000	158,375

		308,563

Medical-Hospitals - 0.88%
Alliance Imaging, Inc.
7.25% due 12/15/2012 (a)	1,000,000	930,000
HealthSouth Corp.
11.4181% due 06/15/2014 (a)(b)	1,500,000	1,541,250

		2,471,250

Metal & Metal Products - 0.47%
Mueller Group, Inc.
10.00% due 05/01/2012	130,000	141,700
Mueller Holdings, Inc.
zero coupon, Step up to 14.75% on
04/15/2009 due 04/15/2014	39,000	34,320
Novelis, Inc.
7.25% due 02/15/2015	215,000	204,250
PNA Group, Inc.
10.75% due 09/01/2016	920,000	940,700

		1,320,970

Mining - 0.33%
Drummond Company, Inc.
7.375% due 02/15/2016	1,000,000	940,000
Paper - 0.87%
Abitibi-Consolidated, Inc.
7.75% due 06/15/2011 (a)	75,000	69,187
8.375% due 04/01/2015 (a)	340,000	309,400
8.55% due 08/01/2010 (a)	50,000	49,375
8.85% due 08/01/2030	210,000	179,025
Boise Cascade LLC
7.125% due 10/15/2014	350,000	325,500
Buckeye Technologies, Inc.
9.25% due 09/15/2008	100,000	100,000
Newark Group, Inc.
9.75% due 03/15/2014	225,000	214,875
Pope & Talbot, Inc.
8.375% due 06/01/2013	1,500,000	1,200,000

		2,447,362

Petroleum Services - 0.37%
Allis-Chalmers Energy, Inc.
9.00% due 01/15/2014	920,000	936,100
Hanover Equipment Trust
8.75% due 09/01/2011	100,000	104,000

		1,040,100

Plastics - 0.12%
Berry Plastics Corp.
10.75% due 07/15/2012	300,000	327,000
Publishing - 0.16%
Block Communications, Inc.
8.25% due 12/15/2015	200,000	193,750

Strategic Income Fund (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Publishing (continued)
CBD Media Holdings, LLC
9.25% due 07/15/2012 (a)		$250,000	$245,000

			438,750

Retail Trade - 0.06%
PETCO Animal Supplies, Inc.
10.75% due 11/01/2011		175,000	184,188
Sanitary Services - 0.05%
Allied Waste North America, Inc., Series B
9.25% due 09/01/2012		125,000	133,750
Telecommunications Equipment &
Services - 0.08%
Insight Midwest LP
10.50% due 11/01/2010		225,000	233,437
Telephone - 0.36%
Cincinnati Bell, Inc.
8.375% due 01/15/2014 (a)		1,000,000	1,003,750
Tobacco - 0.30%
Alliance One International, Inc.
11.00% due 05/15/2012		845,000	845,000
Transportation - 0.06%
Mobile Services Group, Inc.
9.75% due 08/01/2014		160,000	162,200

TOTAL CORPORATE BONDS (Cost $66,473,354)			$65,946,288

COLLATERALIZED MORTGAGE
OBLIGATIONS - 5.06%
Bank of America Alternative Loan Trust,
Series 2006-1, Class 4CB1
6.50% due 02/25/2036		3,245,148	3,276,409
Countrywide Home Loan Mortgage Pass Through
Trust, Series 2005-27, Class 2A1
5.50% due 12/25/2035		7,707,789	7,505,459
Wamu Alternative Mortgage Pass-Through
Certificates, Series 2006-3, Class 4CB
6.50% due 03/25/2036		3,409,939	3,441,899

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $14,206,926)			$14,223,767

SUPRANATIONAL OBLIGATIONS - 0.69%
Supranational - 0.42%
European Investment Bank
6.75% due 11/17/2008	NZD	1,800,000	1,169,646
Venezuela - 0.27%
Corporacion Andina de Fomento, Series EXCH
6.875% due 03/15/2012		$730,000	770,753

TOTAL SUPRANATIONAL OBLIGATIONS
(Cost $1,921,208)			$1,940,399

SHORT TERM INVESTMENTS - 35.37%
Canadian Treasury Bill
zero coupon due 04/19/2007	CAD	4,400,000	$3,873,642
4.78% due 09/20/2006		$290,000	289,256
Great Lakes Carbon Income Fund		72,855	674,797

The accompanying notes are an integral part of the financial statements. 399

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Strategic Income Fund (continued)
		Shares or
		Principal
		Amount	Value

SHORT TERM INVESTMENTS (continued)
Mexico Cetes, Series BI
zero coupon due 01/04/2007	MXN	60,000,000	$5,362,577
State Street Global Advisers Funds (c)		$18,441,401	18,441,401
State Street Navigator Securities Lending
Prime Portfolio (c)		70,775,414	70,775,414

TOTAL SHORT TERM INVESTMENTS
(Cost $99,295,533)			$99,417,087

Total Investments (Strategic Income Fund)
(Cost $350,014,222) - 124.83%			$350,876,058
Liabilities in Excess of Other Assets - (24.83)%			(69,782,625)

TOTAL NET ASSETS - 100.00%			$281,093,433

Strategic Value Fund
		Shares or
		Principal
		Amount	Value

COMMON STOCKS - 97.50%
Banking - 3.66%
Bank of America Corp.		108,461	$5,582,488
Broadcasting - 3.23%
CBS Corp., Class B		172,233	4,917,252
Building Materials & Construction - 3.14%
Masco Corp.		174,779	4,790,692
Cable and Television - 1.03%
E.W. Scripps Company, Class A		34,400	1,564,168
Computers & Business Equipment - 4.47%
Dell, Inc. *		156,450	3,527,948
Diebold, Inc.		18,800	787,908
Sun Microsystems, Inc. *		500,758	2,498,782

			6,814,638
Containers & Glass - 3.22%
Owens-Illinois, Inc. *		323,219	4,900,000
Cosmetics & Toiletries - 2.33%
Alberto-Culver Company, Class B		17,160	844,787
Estee Lauder Companies, Inc., Class A		73,381	2,704,824

			3,549,611
Crude Petroleum & Natural Gas - 5.13%
Apache Corp.		56,680	3,700,070
Devon Energy Corp.		65,894	4,117,716

			7,817,786
Drugs & Health Care - 4.17%
Wyeth		130,400	6,350,480
Electrical Utilities - 3.24%
FPL Group, Inc. (a)		111,240	4,944,618
Financial Services - 8.72%
JPMorgan Chase & Company		151,226	6,904,979
Mellon Financial Corp.		131,147	4,882,603
Merrill Lynch & Company, Inc.		20,392	1,499,424

			13,287,006

Strategic Value Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Industrial Machinery - 1.78%
Pall Corp.	99,760	$2,715,467
Insurance - 7.63%
Allstate Corp.	68,575	3,973,235
Conseco, Inc. * (a)	211,151	4,370,826
St. Paul Travelers Companies, Inc.	74,700	3,279,330

		11,623,391
International Oil - 1.97%
Noble Corp.	45,995	3,007,613
Internet Software - 5.64%
Symantec Corp. *	461,204	8,596,843
Liquor - 0.58%
Molson Coors Brewing Company, Class B	12,643	888,803
Manufacturing - 3.87%
Tyco International, Ltd.	225,473	5,896,119
Medical-Hospitals - 1.32%
Tenet Healthcare Corp. *	254,602	2,006,264
Newspapers - 2.67%
The New York Times Company, Class A (a)	180,510	4,065,085
Office Furnishings & Supplies - 2.30%
OfficeMax, Inc.	84,465	3,507,831
Paper - 1.52%
Bowater, Inc. (a)	101,895	2,316,073
Petroleum Services - 1.71%
GlobalSantaFe Corp.	53,092	2,613,188
Pharmaceuticals - 3.87%
Merck & Company, Inc.	145,527	5,901,120
Retail Trade - 3.78%
Saks, Inc. * (a)	233,910	3,375,321
Wal-Mart Stores, Inc.	53,270	2,382,235

		5,757,556
Software - 4.38%
Compuware Corp. *	470,045	3,572,342
Oracle Corp. *	197,881	3,096,838

		6,669,180
Telecommunications Equipment &
Services - 4.21%
Embarq Corp. *	13,458	634,545
Nortel Networks Corp. *	2,763,769	5,776,277

		6,410,822
Telephone - 6.18%
Sprint Nextel Corp.	91,312	1,544,999
Verizon Communications, Inc.	223,700	7,869,766

		9,414,765
Toys, Amusements & Sporting Goods - 1.75%
Mattel, Inc.	141,676	2,669,176

TOTAL COMMON STOCKS (Cost $144,303,725)		$148,578,035

The accompanying notes are an integral part of the financial statements. 400

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Strategic Value Fund (continued)
		Shares or
		Principal
		Amount	Value

SHORT TERM INVESTMENTS - 12.24%
Citigroup Funding, Inc.
zero coupon due 09/01/2006		$5,318,000	$5,318,000
State Street Navigator Securities Lending
Prime Portfolio (c)		13,329,847	13,329,847

TOTAL SHORT TERM INVESTMENTS
(Cost $18,647,847)			$18,647,847

Total Investments (Strategic Value Fund)
(Cost $162,951,572) - 109.74%			$167,225,882
Liabilities in Excess of Other Assets - (9.74)%			(14,838,381)

TOTAL NET ASSETS - 100.00%			$152,387,501

Total Return Fund
		Shares or
		Principal
		Amount	Value

U.S. TREASURY OBLIGATIONS - 1.24%
Treasury Inflation Protected
Securities (d) - 1.24%
2.00% due 01/15/2026 (a)***		$12,062,196 $	11,619,755
2.375% due 01/15/2025 (a)***		2,045,046	2,087,385
3.625% due 04/15/2028 (a)***		501,760	625,024

			14,332,164

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $14,163,544)			$14,332,164

U.S. GOVERNMENT AGENCY OBLIGATIONS - 44.43%
Federal National Mortgage
Association - 44.43%
3.719% due 07/01/2034 ***		911,514	905,434
4.347% due 11/01/2034 to
03/01/2035 (b)***		2,713,026	2,696,735
4.463% due 05/01/2035 (b)***		2,136,996	2,118,846
4.460% due 01/01/2035 ***		749,603	733,589
4.84% due 06/01/2035 ***		2,226,883	2,191,902
5.50% due 06/01/2035 (b)***		1,028,801	1,010,137
5.50% due 12/01/2034 to 05/01/2036 ***		203,345,207	199,834,594
5.50% TBA **		310,000,000	304,187,500
6.232% due 11/01/2035 (b)***		1,317,971	1,357,710

			515,036,447

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $513,856,006)			$515,036,447

FOREIGN GOVERNMENT OBLIGATIONS - 5.67%
Belgium - 0.32%
Kingdom of Belgium
zero coupon due 09/14/2006 ***	EUR	2,920,000	3,731,689
Germany - 2.16%
Federal Republic of Germany, Series 0606
zero coupon due 12/13/2006 ***		19,700,000	24,989,287

Total Return Fund (continued)
		Shares or
		Principal
		Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS
(continued)
Netherlands - 3.19%
Kingdom of Netherlands
zero coupon due 10/31/2006 ***	EUR	29,100,000	$37,045,291

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $64,974,548)			$65,766,267

CORPORATE BONDS - 19.78%
Automobiles - 0.86%
DaimlerChrysler N.A. Holding Corp.
5.4863% due 03/07/2007 (b)***		$10,000,000	10,005,280
Banking - 4.45%
ANZ National International Ltd., Series 144A
5.5394% due 08/07/2009 (b)		2,600,000	2,596,901
Bank of America Corp.
5.4056% due 06/19/2009 (b)***		11,100,000	11,100,477
BNP Paribas
5.186% due 06/29/2049 (b)***		6,000,000	5,635,260
HSBC Bank USA
5.4944% due 09/21/2007 (b)***		5,000,000	5,005,275
HSBC Bank USA, Series BKNT
5.53% due 06/10/2009 (b)***		900,000	900,219
HSBC Finance Corp.
5.4594% due 09/15/2008 (b)***		4,300,000	4,310,316
Royal Bank of Scotland Group PLC
7.648% due 08/31/2049 (b)***		5,000,000	5,666,310
Sumitomo Mitsui Banking Corp.
5.625% due 07/29/2049 (b)***		5,200,000	5,025,254
USB Capital IX
6.189% due 04/15/2042 (a)(b)***		300,000	301,255
Wachovia Bank NA, Series BKNT
5.46% due 05/25/2010 (b)***		11,000,000	10,999,186

			51,540,453

Cable and Television - 0.09%
Cablevision
6.87% due 03/23/2013 (b)*** (f)		997,500	993,951
Diversified Financial Services - 1.89%
General Electric Capital Corp., Series MTNA
5.4494% due 12/15/2009 (b)***		11,000,000	11,030,635
Wells Fargo & Company
5.4294% due 09/15/2009 (a)(b)***		10,900,000	10,917,484

			21,948,119

Electrical Utilities - 0.15%
FirstEnergy Corp., Series A
5.50% due 11/15/2006 ***		1,800,000	1,799,685
Financial Services - 9.60%
American Express Credit Corp.
5.35% due 12/12/2007 (b)***		2,100,000	2,101,033
American Express Credit Corp., Series MTN
5.082% due 03/02/2009 (b)***		2,300,000	2,300,529
Atlantic & Western Re, Ltd., Series A
11.5081% due 01/09/2007 (b)		250,000	245,932
Bear Stearns Companies, Inc.
5.635% due 04/29/2008 (b)***		5,300,000	5,313,923

The accompanying notes are an integral part of the financial statements. 401

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Total Return Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Financial Services (continued)
Bear Stearns Companies, Inc., Series MTN
5.4894% due 08/21/2009 (b)***	$1,800,000	$1,800,567
Bear Stearns Companies, Inc., Series MTNB
5.5888% due 03/30/2009 (b)***	2,500,000	2,501,548
CIT Group Holdings, Inc.
5.635% due 01/30/2009 (b)***	1,300,000	1,302,711
CIT Group, Inc.
5.4656% due 12/19/2007 (b)***	5,000,000	5,004,970
5.78% due 07/28/2011 (b)***	2,700,000	2,701,739
CIT Group, Inc., Series MTN
5.5463% due 08/17/2009 (b)***	2,300,000	2,299,000
Citigroup Global Markets Holdings, Inc., Series
MTNA
5.4956% due 03/17/2009 (b)***	2,400,000	2,401,886
Citigroup, Inc.
5.52% due 12/26/2008 (b)***	1,400,000	1,400,655
5.5156% due 05/02/2008 (b)***	5,000,000	5,005,910
5.525% due 01/30/2009 (b)***	1,500,000	1,500,417
6.125% due 08/25/2036 ***	3,500,000	3,548,098
Goldman Sachs Group, Inc.
5.5388% due 06/23/2009 (b)***	1,700,000	1,700,165
Goldman Sachs Group, Inc., Series B MTN
5.8406% due 07/23/2009 (b)***	1,100,000	1,107,309
Goldman Sachs Group, Inc., Series MTN
5.5359% due 11/10/2008 (b)***	5,700,000	5,706,253
Goldman Sachs Group, Inc., Series MTNB
5.5269% due 12/22/2008 (b)***	2,800,000	2,802,321
HBOS Treasury Services PLC, Series MTN
5.5469% due 07/17/2009 (b)***	3,900,000	3,900,294
International Lease Finance Corp., Series MTN
5.62% due 05/24/2010 (b)***	18,700,000	18,723,599
John Deere Capital Corp., Series MTN
5.3993% due 07/15/2008 (b)***	2,400,000	2,399,064
Lehman Brothers Holdings, Inc., Series MTN
5.3781% due 11/24/2008 (b)***	1,200,000	1,199,816
5.6588% due 12/23/2010 (a)(b)***	10,000,000	10,015,580
Merrill Lynch & Company, Inc., Series MTN
5.4919% due 08/14/2009 (b)***	2,300,000	2,299,549
5.685% due 07/25/2011 (b)***	3,200,000	3,202,096
Merrill Lynch & Company, Inc., Series MTNB
5.575% due 01/30/2009 (b)***	3,200,000	3,202,557
Morgan Stanley, Series GMTN
5.55% due 02/09/2009 (b)***	5,100,000	5,108,884
SLM Corp., Series MTNA
5.625% due 07/27/2009 (b)***	10,500,000	10,508,516

		111,304,921
International Oil - 0.27%
Pemex Project Funding Master Trust
5.75% due 12/15/2015 ***	800,000	778,400
Transocean, Inc.
5.5906% due 09/05/2008	2,300,000	2,299,489

		3,077,889
Software - 0.22%
Oracle Corp. and Ozark Holding, Inc.
5.73% due 01/13/2009 (b)***	2,500,000	2,502,898

Total Return Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Telecommunications Equipment &
Services - 0.52%
Embarq Corp.
6.738% due 06/01/2013 ***	$2,600,000	$2,652,689
7.082% due 06/01/2016 ***	3,300,000	3,367,115

		6,019,804

Telephone - 1.16%
AT&T, Inc.
5.495% due 05/15/2008 (b)***	1,700,000	1,699,978
5.6119% due 11/14/2008 (b)***	1,600,000	1,604,234
AT&T, Inc., Series 144A
4.214% due 06/05/2007 ***	3,200,000	3,168,672
BellSouth Corp.
5.58% due 08/15/2008 (b)***	3,800,000	3,800,144
Telecom Italia Capital SA
6.1081% due 07/18/2011 (b)***	3,200,000	3,205,094

		13,478,122

Tobacco - 0.37%
Philip Morris Companies, Inc.
7.75% due 01/15/2027 ***	3,600,000	4,350,089
Transportation - 0.20%
FedEx Corp.
5.5794% due 08/08/2007 (b)***	2,300,000	2,300,108

TOTAL CORPORATE BONDS (Cost $229,364,940)		$229,321,319

MUNICIPAL BONDS - 0.58%
Iowa - 0.10%
Tobacco Settlement Authority of Iowa, Series A
6.50% due 06/01/2023 ***	1,185,000	1,173,600
Nevada - 0.01%
Truckee Meadows Water Authority
5.00% due 07/01/2036 (b)***	67,000	76,174
Pennsylvania - 0.13%
Pennsylvania Higher Educational Facilties Authority
4.75% due 07/15/2013 ***	1,500,000	1,564,740
Texas - 0.04%
Eagle Mountain & Saginaw Independent School
District
4.75% due 08/15/2033 ***	500,000	509,845
Virginia - 0.04%
Tobacco Settlement Financing Corp.
5.625% due 06/01/2037 ***	400,000	418,172
Wisconsin - 0.26%
Badger Tobacco Asset Securitization Corp.
6.125% due 06/01/2027 ***	2,795,000	2,983,690

TOTAL MUNICIPAL BONDS (Cost $6,661,651)		$6,726,221

COLLATERALIZED MORTGAGE
OBLIGATIONS - 9.54%
American Home Mortgage Investment Trust, Series
2004-4, Class 4A
4.39% due 02/25/2045 ***	424,216	416,093

The accompanying notes are an integral part of the financial statements. 402

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Total Return Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-11, Class 1A1
4.90% due 12/25/2035 (b)***	$1,866,280	$1,877,108
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-11, Class A2A
4.70% due 12/25/2035 ***	649,784	637,555
Countrywide Alternative Loan Trust,
Series 2005-81, Class A1
5.6044% due 02/25/2037 (b)***	9,284,908	9,322,140
Countrywide Home Loans,
Series 2005-HYB9, Class 3A2A
5.25% due 02/20/2036 (b)***	806,522	801,853
CS First Boston Mortgage Securities Corp.,
Series 2005-C6, Class A1
4.938% due 12/15/2040 ***	1,564,836	1,554,193
Federal Home Loan Mortgage Corp., Series 2637,
Class F
5.73% due 06/15/2018 (b)***	489,432	489,698
Federal Home Loan Mortgage Corp., Series 3036,
Class NA
5.00% due 07/15/2024 ***	4,600,000	4,572,511
Federal Home Loan Mortgage Corp., Series 3149,
Class LF
5.63% due 05/15/2036 (b)***	1,900,000	1,900,105
Federal Home Loan Mortgage Corp.,
Series 2844 , Class PR
5.00% due 09/15/2017 ***	2,630,856	2,619,179
Federal Home Loan Mortgage Corp.,
Series T-63, Class 1A1
5.482% due 02/25/2045 (b)***	474,547	472,007
Federal National Mortgage Association, Series
2005-33, Class QA
5.00% due 06/25/2027 ***	3,365,689	3,340,759
Federal National Mortgage Association,
Series 2003-W6, Class F
5.6744% due 09/25/2042 (b)***	2,926,290	2,940,709
Federal National Mortgage Association,
Series 2005-120, Class NF
5.4244% due 01/25/2021 (b)***	35,469,554	35,380,689
Federal National Mortgage Association,
Series 2006-5, Class 3A2
4.6798% due 05/25/2035 (b)***	500,000	490,924
GE Capital Commercial Mortgage Corp.,
Series 2002-3A, Class A1
4.229% due 12/10/2037 (b)***	7,254,025	7,089,873
Government National Mortgage Association, Series
2003-4, Class LA
4.00% due 07/16/2027 ***	532,956	526,863
LB-UBS Commercial Mortgage Trust, Series
2005-C7, Class A1
4.99% due 11/15/2030 ***	1,925,239	1,916,327
Lehman Brothers Floating Rate Commercial
Mortgage Trust, Series 2006-LLFA , Class A1
5.4056% due 09/15/2021 (b)***	2,600,000	2,604,079
Mellon Residential Funding Corp.,
Series 2000-TBC3, Class A1
5.77% due 12/15/2030 (b)***	7,509,520	7,533,678

Total Return Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Structured Asset Mortgage Investments, Inc.,
Series 2005-AR8, Class A1A
5.6044% due 02/25/2036 (b)***	$947,093	$947,555
Structured Asset Securities Corp., Series
2005-AR1, Class A3
5.4244% due 09/25/2035 (b)***	4,830,078	4,830,569
Thornburg Mortgage Securities Trust,
Series 2006-5, Class A1
5.45% due 08/25/2036 (b)***	6,100,000	6,100,956
Washington Mutual Inc., Series 2001-7, Class A
5.628% due 05/25/2041 (b)***	846,448	854,623
Washington Mutual Inc., Series 2005-AR19, Class
A1A1
5.5944% due 12/25/2045 (b)***	8,207,446	8,231,336
Wells Fargo Mortgage Backed Securities Trust,
Series 2006-AR2 , Class 2A1
4.95% due 03/25/2036 (b)***	3,204,795	3,164,978

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $110,645,557)		$110,616,360

ASSET BACKED SECURITIES - 5.32%
Argent Securities, Inc., Series 2005-W4, Class A2A
5.4644% due 02/25/2036 (b)***	2,737,728	2,738,074
Argent Securities, Inc., Series 2006-M2 , Class A2A
5.3781% due 09/25/2036 (b)***	1,600,000	1,601,254
Countrywide Asset-Backed Certificates, Series
2006-16, Class 2A1
5.375% due 10/25/2036	1,500,000	1,500,705
Countrywide Asset-Backed Certificates, Series
2006-15, Class A1
5.434% due 10/25/2036	3,200,000	3,201,003
First NLC Trust, Series 2005-3, Class AV1
5.4344% due 12/25/2035 (b)***	564,995	565,033
Fremont Home Loan Trust,
Series 2005-E, Class 2A1
5.4144% due 01/25/2036 (b)***	1,063,023	1,063,015
GE-WMC Mortgage Securities LLC,
Series 2005-2, Class A2A
5.4244% due 12/25/2035 (b)***	21,613,419	21,616,790
GSR Mortgage Loan Trust,
Series 2005-HEL1, Class A2A
5.4244% due 11/25/2030 (b)***	1,363,349	1,363,411
Home Equity Mortgage Trust, Series 2005-HF1,
Class A2A
5.4344% due 02/25/2036 (b)***	1,028,799	1,028,894
Indymac Residential Asset Backed Trust,
Series 2005-D, Class AII1
5.4244% due 03/25/2036 (b)***	1,386,934	1,387,151
JP Morgan Mortgage Acquisition Corp.,
Series 2006-WMC3, Class A2
5.38% due 08/25/2036 (b)	1,700,000	1,700,799
Long Beach Mortgage Loan Trust,
Series 2004-4 , Class 1A1
5.6044% due 10/25/2034 (b)***	1,079,800	1,082,083
Merrill Lynch Mortgage Investors, Inc., Series
2005-SL1, Class A
5.5244% due 06/25/2035 (b)***	2,106,527	2,106,740

The accompanying notes are an integral part of the financial statements. 403

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Total Return Fund (continued)
	Shares or
	Principal
	Amount	Value

ASSET BACKED SECURITIES
(continued)
Newcastle Mortgage Securities Trust,
Series 2006-1, Class A1
5.3944% due 03/25/2036 (b)***	$4,312,297	$4,313,183
Nissan Auto Lease Trust, Series 2004-A, Class A3
2.90% due 08/15/2007 ***	91,621	91,518
Option One Mortgage Loan Trust, Series 2005-4,
Class A2
5.4244% due 11/25/2035 (b)***	2,744,462	2,744,882
Residential Asset Securities Corp.,
Series 2006-KS6 , Class A1
5.44% due 08/25/2036 (b)***	1,979,792	1,979,483
SLM Student Loan Trust, Series 2004-8, Class A2
5.505% due 07/25/2013 (b)***	39,722	39,732
SLM Student Loan Trust, Series 2005-1, Class A1
5.495% due 01/26/2015 (b)***	1,486,237	1,486,501
SLM Student Loan Trust, Series 2005-2, Class A2
5.495% due 01/25/2013 (b)***	2,009,892	2,010,236
Soundview Home Equity Loan Trust,
Series 2005-B, Class A1
5.4344% due 05/25/2035 (b)***	189,880	189,879
Soundview Home Equity Loan Trust,
Series 2006-EQ1, Class A1
5.458% due 10/25/2036 (b)	3,000,000	3,000,940
Structured Asset Securities Corp.,
Series 2005-S7, Class A1
5.4544% due 12/25/2035 (b)***	2,586,971	2,587,193
Wachovia Auto Owner Trust, Series 2005-B, Class
A2
4.82% due 02/20/2009 ***	2,330,856	2,325,029

TOTAL ASSET BACKED SECURITIES
(Cost $61,716,918)		$61,723,528

OPTIONS - 0.41%
Call Options - 0.40%
Over The Counter European Style Call
Expiration 07/02/2007 at $3.96 *	33,000,000	241,015
Expiration 07/02/2007 at $3.96 *	10,000,000	73,035
Expiration 07/02/2007 at $3.96 *	21,000,000	153,373
Expiration 07/02/2007 at $4.10 *	22,000,000	197,226
Expiration 12/22/2006 at $4.80 *	29,000,000	16,849
Expiration 03/08/2007 at $5.00 *	30,000,000	86,910
Expiration 03/08/2007 at $5.00 *	16,000,000	46,352
Expiration 02/01/2007 at $5.17 *	27,500,000	109,246
Expiration 05/23/2007 at $5.20 *	52,000,000	316,108
Expiration 05/09/2007 at $5.20 *	61,300,000	370,470
Expiration 06/07/2007 at $5.25 *	53,000,000	375,264
Expiration 06/07/2007 at $5.25 *	10,000,000	70,804
Expiration 07/02/2007 at $5.25 *	142,000,000	1,058,958
Expiration 07/02/2007 at $5.37 *	110,700,000	984,426
Expiration 06/30/2007 at $5.50 *	52,000,000	549,951

		4,649,987
Put Options - 0.01%
Chicago Mercantile Exchange American Purchase
Put on Eurodollar
Expiration 09/17/2007 at $90.75 *	1,030,000	2,575

Total Return Fund (continued)
		Shares or
		Principal
		Amount	Value

OPTIONS (continued)
Put Options (continued)
Chicago Mercantile Exchange American Purchase
Put on Eurodollar (continued)
Expiration 06/18/2007 at $91.00 *		1,915,000	$4,788
Expiration 06/18/2007 at $91.25 *		3,637,500	9,094
Expiration 09/17/2007 at $91.25 *		1,642,500	4,106
Expiration 12/18/2006 at $92.00 *		2,650,000	6,625
Expiration 03/19/2007 at $92.00 *		680,000	1,700
Expiration 12/18/2006 at $92.25 *		1,737,500	4,344
Expiration 09/18/2006 at $92.50 *		2,290,000	5,725
Expiration 12/18/2006 at $92.75 *		635,000	1,587
Expiration 12/18/2006 at $93.375 *		222,500	556
Expiration 09/18/2006 at $94.00 *		635,000	1,587
Expiration 12/18/2006 at $94.125 *		1,025,000	2,563

			45,250

TOTAL OPTIONS (Cost $3,143,545)			$4,695,237

SHORT TERM INVESTMENTS - 38.61%
Bank of America Corp.
5.275% due 12/01/2006 ***		$23,400,000	$23,087,984
Barclays Bank PLC NY
5.491% due 01/29/2007 ***		10,200,000	10,199,315
Barclays U.S. Funding LLC
5.405% due 10/20/2006 ***		23,200,000	23,029,322
Cox Communications, Inc.
4.00% due 01/16/2007 ***		2,000,000	2,000,000
Danske Corp.
5.265% due 12/27/2006 ***		600,000	589,733
5.34% due 09/05/2006 ***		3,600,000	3,597,864
5.37% due 10/30/2006 ***		30,700,000	30,429,814
Government of France
zero coupon due 09/28/2006 to
12/21/2006 ***	EUR	25,230,000	32,087,651
Federal Republic of Germany, Series 0506
zero coupon due 09/13/2006 to
11/15/2006 ***		65,360,000	83,388,763
Government of France
zero coupon due 09/14/2006 ***		38,340,000	48,998,688
Ixis Corp.
5.26% due 09/07/2006 ***		$31,200,000	31,172,648
Kingdom of Belgium
zero coupon due 10/12/2006 ***	EUR	840,000	1,071,202
Rabobank USA Finance Corp.
5.27% due 09/01/2006 ***		$16,300,000	16,300,000
Societe Generale North America, Inc.
5.26% due 12/01/2006 ***		31,700,000	31,278,513
5.38% due 10/12/2006 ***		600,000	596,324
Spain Letras del Tesoro
zero coupon due 12/22/2006 ***	EUR	4,300,000	5,451,313
State Street Navigator Securities
Lending Prime Portfolio (c)		$28,221,891	28,221,891
Total SA
5.26% due 09/01/2006 ***		31,800,000	31,800,000
UBS Finance (Delaware) LLC
5.26% due 09/01/2006 ***		8,800,000	8,800,000
5.28% due 11/16/2006 ***		2,800,000	2,768,789

The accompanying notes are an integral part of the financial statements. 404

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Total Return Fund (continued)
	Shares or
	Principal
	Amount	Value

SHORT TERM INVESTMENTS (continued)
UBS Finance (Delaware) LLC (continued)
5.375% due 10/11/2006 to
10/26/2006 ***	$23,400,000	$23,236,286
United States Treasury Bills
zero coupon due 09/14/2006 to
11/30/2006 *** ****	7,825,000	7,764,891
Viacom, Inc.
5.594% due 05/29/2007 ***	1,700,000	1,700,000

TOTAL SHORT TERM INVESTMENTS
(Cost $445,618,548)		$447,570,991

REPURCHASE AGREEMENTS - 4.03%
Repurchase Agreement with State
Street Corp. dated 08/31/2006 at
3.95% to be repurchased at
$46,748,129 on 09/01/2006,
collateralized by $47,500,000
Federal Home Loan Mortgage
Corp., 2.75% due 12/28/2006
(valued at $47,678,125, including
interest) (c)	$46,743,000	$46,743,000

TOTAL REPURCHASE AGREEMENTS
(Cost $46,743,000)		$46,743,000

Total Investments (Total Return Fund)
(Cost $1,496,888,257) - 129.61%		$1,502,531,534
Liabilities in Excess of Other Assets - (29.61)%		(343,256,842)

TOTAL NET ASSETS - 100.00%		$1,159,274,692

U.S. Global Leaders Growth Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 99.10%
Biotechnology - 9.98%
Amgen, Inc. *	348,840	$23,696,701
Genzyme Corp. *	360,907	23,902,871

		47,599,572

Business Services - 5.04%
Automatic Data Processing, Inc.	508,848	24,017,626
Computers & Business Equipment - 2.93%
Dell, Inc. *	620,270	13,987,089
Cosmetics & Toiletries - 8.27%
Colgate-Palmolive Company	309,167	18,506,737
Procter & Gamble Company	338,360	20,944,484

		39,451,221

Financial Services - 3.95%
State Street Corp. (c)	305,164	18,859,135
Food & Beverages - 15.51%
PepsiCo, Inc.	363,400	23,722,752
Starbucks Corp. *	540,712	16,767,479
Sysco Corp.	495,743	15,561,373

U.S. Global Leaders Growth Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Food & Beverages (continued)
The Coca-Cola Company	400,625	$17,952,006

		74,003,610
Healthcare Products - 8.45%
Johnson & Johnson	222,344	14,376,763
Medtronic, Inc.	298,582	14,003,496
Stryker Corp.	248,000	11,911,440

		40,291,699
Holdings Companies/Conglomerates - 4.89%
General Electric Company	684,799	23,324,254
Insurance - 3.48%
American International Group, Inc.	259,914	16,587,712
Internet Retail - 3.38%
eBay, Inc. *	578,697	16,122,498
Leisure Time - 2.28%
Electronic Arts, Inc. *	213,796	10,897,182
Pharmaceuticals - 4.16%
Teva Pharmaceutical Industries, Ltd., SADR (a)	571,073	19,850,497
Retail Grocery - 0.99%
Whole Foods Market, Inc.	88,000	4,718,560
Retail Trade - 12.79%
Costco Wholesale Corp.	347,119	16,241,698
Home Depot, Inc.	506,143	17,355,643
Staples, Inc.	1,018,921	22,986,858
Wal-Mart Stores, Inc.	99,214	4,436,850

		61,021,049
Software - 7.08%
Microsoft Corp.	942,806	24,220,686
SAP AG, SADR	200,000	9,548,000

		33,768,686
Telecommunications Equipment &
Services - 2.99%
QUALCOMM, Inc.	378,000	14,239,260
Trucking & Freight - 2.93%
United Parcel Service, Inc., Class B	199,280	13,959,564

TOTAL COMMON STOCKS (Cost $487,321,730)		$472,699,214

SHORT TERM INVESTMENTS - 0.59%
State Street Navigator Securities
Lending Prime Portfolio (c)	$2,825,622	$2,825,622

TOTAL SHORT TERM INVESTMENTS
(Cost $2,825,622)		$2,825,622

The accompanying notes are an integral part of the financial statements. 405

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

U.S. Global Leaders Growth Fund (continued)
	Shares or
	Principal
	Amount	Value

REPURCHASE AGREEMENTS - 1.13%
Repurchase Agreement with State
Street Corp. dated 08/31/2006 at
3.95% to be repurchased at
$5,402,593 on 09/01/2006,
collateralized by $5,910,000
Federal National Mortgage
Association, 5.55% due
07/10/2028 (valued at $5,511,826,
including interest) (c)	$5,402,000	$5,402,000

TOTAL REPURCHASE AGREEMENTS
(Cost $5,402,000)		$5,402,000

Total Investments (U.S. Global Leaders Growth Fund)
(Cost $495,549,352) - 100.82%		$480,926,836
Liabilities in Excess of Other Assets - (0.82)%		(3,913,010)

TOTAL NET ASSETS - 100.00%		$477,013,826

U.S. Government Securities Fund
	Shares or
	Principal
	Amount	Value

U.S. TREASURY OBLIGATIONS - 19.71%
U.S. Treasury Bonds - 0.08%
6.625% due 02/15/2027 ****	$128,000	$155,410
U.S. Treasury Notes - 19.63%
3.375% due 10/15/2009	2,574,000	2,475,465
3.375% due 11/15/2008 ****	926,000	899,414
3.50% due 05/31/2007 ***	10,171,000	10,056,179
4.00% due 04/15/2010 to 02/15/2014 ***	8,220,000	7,963,235
4.25% due 08/15/2015	445,000	429,216
4.875% due 07/31/2011	18,000,000	18,133,596

		39,957,105

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $40,146,621)		$40,112,515

U.S. GOVERNMENT AGENCY OBLIGATIONS - 81.34%
Federal Home Loan Bank - 1.06%
5.80% due 09/02/2008 ***	2,145,000	2,170,007
Federal Home Loan Mortgage Corp. - 2.92%
5.00% due 08/01/2033	1,687,722	1,624,610
5.00% TBA **	3,000,000	2,875,314
6.00% due 10/01/2010 to 12/01/2028	538,416	542,287
6.50% due 12/01/2010 ***	36,872	37,021
7.00% due 02/01/2011 to 06/01/2032	779,150	800,049
7.50% due 05/01/2007 ***	3,360	3,377
9.00% due 10/01/2017	12,113	12,388
9.50% due 08/01/2020	27,112	29,544
11.75% due 12/01/2013	1,396	1,539
12.00% due 07/01/2020	9,341	10,131

		5,936,260
Federal National Mortgage
Association - 65.26%
5.00% TBA **	45,300,000	43,548,577

U.S. Government Securities Fund (continued)
	Shares or
	Principal
	Amount	Value

U.S. GOVERNMENT AGENCY
OBLIGATIONS (continued)
Federal National Mortgage
Association (continued)
5.3067% due 02/17/2009 (b)***	$1,544,000	$1,501,540
5.50% due 04/01/2018	657,327	656,230
5.50% due 05/01/2018 ***	1,508,484	1,505,967
5.50% TBA **	43,000,000	42,388,750
6.00% TBA **	33,560,000	33,584,162
6.50% due 02/01/2026 to 06/01/2029	322,914	329,545
6.50% due 07/01/2032 ***	1,540,009	1,581,451
6.50% TBA **	5,000,000	5,075,000
6.527% due 05/25/2030 (b)	676,296	679,311
7.00% due 07/01/2022 to 01/01/2034	944,122	971,525
7.50% due 09/01/2029 to 02/01/2031	153,153	158,644
8.00% due 06/01/2017 to 03/01/2033	423,067	447,778
8.25% due 09/01/2008 ***	1,274	1,288
8.50% due 08/01/2019	152,214	162,112
8.50% due 02/01/2009 ***	545	555
8.75% due 08/01/2009 to 12/01/2009	27,489	27,894
8.75% due 10/01/2011 ***	98	98
9.00% due 05/01/2021	8,070	8,688
11.50% due 09/15/2013 to 09/01/2019	32,012	35,147
12.00% due 01/01/2013 to 04/20/2016	90,503	101,622
12.50% due 01/01/2013 to 09/20/2015	44,010	48,308
13.50% due 11/15/2014	23,695	26,398

		132,840,590
Government National Mortgage
Association - 12.10%
5.50% TBA **	8,100,000	8,021,527
6.00% TBA **	15,600,000	15,741,367
6.50% due 02/15/2034 to 09/15/2034	452,426	462,726
7.50% due 03/15/2026 to 12/15/2027	208,520	217,669
7.50% due 08/15/2027 ***	37	39
8.50% due 06/15/2025	180,394	194,854
11.00% due 09/15/2015	673	745

		24,638,927

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $164,950,965)		$165,585,784

COLLATERALIZED MORTGAGE
OBLIGATIONS - 26.00%
American Home Mortgage Assets, Series 2006-3,
Class 3A12
5.5144% due 10/25/2046 (b)***	1,902,892	1,902,446
American Home Mortgage Investment Trust, Series
2006-2, Class 1A1
5.4044% due 06/25/2046 (b)***	1,864,194	1,865,346
Bear Stearns Alt-A Trust, Series 2004-11, Class 2A2
4.951% due 11/25/2034 (b)***	1,873,617	1,894,110
Countrywide Alternative Loan Trust, Series
2005-17, Class 2A1
5.5644% due 07/25/2035 (b)***	786,239	788,501
Countrywide Alternative Loan Trust, Series
2005-59, Class 1A1
5.655% due 11/20/2035 (b)***	564,541	566,411

The accompanying notes are an integral part of the financial statements. 406

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

U.S. Government Securities Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Countrywide Alternative Loan Trust, Series
2006-OA10, Class 4A1
5.5144% due 08/25/2046 (b)***	$1,890,157	$1,889,641
Countrywide Alternative Loan Trust, Series
2006-OA11, Class A4
5.5144% due 09/25/2046 (b)***	1,876,198	1,876,611
Countrywide Alternative Loan Trust, Series
2006-OA7, Class 3A1
5.595% due 06/25/2046 (b)***	1,639,672	1,639,672
Countrywide Alternative Loan Trust, Series
2006-OA9, Class 1A1
5.525% due 07/20/2046 (b)***	1,891,442	1,891,896
Countrywide Alternative Loan Trust, Series
2006-OA9, Class 2A1B
5.525% due 07/20/2046 (b)***	1,875,576	1,875,604
Countrywide Alternative Loan Trust, Series
2006-OC2, Class 2A3
5.6144% due 02/25/2036 (b)***	1,000,000	1,001,100
Countrywide Home Loans, Series 2006-OA5, Class
1A1
5.5244% due 04/25/2046 (b)***	1,166,426	1,167,019
Federal Home Loan Mortgage Corp.,
Series 2525, Class AM
4.50% due 04/15/2032	240,246	216,202
Federal Home Loan Mortgage Corp.,
Series 2686, Class QI
5.50% due 01/15/2023 ***	2,666,057	70,675
Federal National Mortgage Association Whole
Loan, Series 2005-W3, Class 2AF
5.5444% due 03/25/2045 (b)	755,994	757,269
Federal National Mortgage Association Whole
Loan, Series 2003-W14, Class 2A
5.4707% due 01/25/2043 (b)***	1,296,042	1,322,363
Harborview Mortgage Loan Trust, Series 2005-7,
Class 1A1
5.734% due 06/19/2045 (b)***	849,897	849,897
Impac CMB Trust, Series 2004-5, Class 1A1
5.6844% due 10/25/2034 (b)***	1,630,207	1,632,157
Impac Secured Assets Corp., Series 2005-2, Class
A1
5.6444% due 03/25/2036 (b)***	1,671,434	1,674,543
Lehman XS Trust, Series 2006-2N, Class 1A1
5.5844% due 02/25/2046 (b)***	1,806,442	1,809,935
Lehman XS Trust, Series 2006-GP3, Class 3A1A
5.3944% due 06/25/2046 (b)***	1,865,232	1,863,832
Lehman XS Trust, Series 2006-GP4, Class 3A1A
5.3944% due 08/25/2046 (b)***	1,900,756	1,899,983
Luminent Mortgage Trust, Series 2006-4, Class A1A
5.5144% due 05/25/2046 (b)***	1,796,270	1,793,713
Master Adjustable Rate Mortgages Trust, Series
2004-15, Class 1A1
4.6079% due 12/25/2034 (b)	328,529	330,247
Morgan Stanley Mortgage Loan Trust, Series
2006-8AR, Class 1A2
5.3944% due 06/25/2036 (b)***	1,730,560	1,731,264

U.S. Government Securities Fund (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Novastar Mortgage-Backed Notes, Series
2006-MTA1, Class 2A1A
5.5144% due 09/25/2046 (b)***	$1,844,599	$1,844,775
RAAC Series, Series 2006-RP3, Class A
5.5944% due 05/25/2036 (b)	2,072,598	2,077,455
Structured Asset Mortgage Investments, Inc.,
Series 2006-AR6, Class 1A1
5.5044% due 07/25/2036 (b)	1,893,211	1,893,665
Structured Asset Mortgage Investments, Inc.,
Series 2006-AR7, Class A1A
5.54% due 08/25/2036 (b)	1,900,000	1,899,480
Thornburg Mortgage Securities Trust, Series
2005-3, Class A3
5.5844% due 10/25/2035 (b)	1,755,610	1,757,755
Thornburg Mortgage Securities Trust, Series
2005-4, Class A4
5.524% due 12/25/2035 (b)	1,925,043	1,928,164
Thornburg Mortgage Securities Trust, Series
2006-3, Class A2
5.4294% due 06/25/2036 (b)	1,865,624	1,861,994
Thornburg Mortgage Securities Trust, Series
2006-3, Class A3
5.4344% due 06/25/2036 (b)	1,869,494	1,872,740
Washington Mutual, Inc., Series 2005-AR17, Class
A1A1
5.5944% due 12/25/2045 (b)***	1,687,043	1,692,445
Zuni Mortgage Loan Trust, Series 2006-OA1, Class
A1
5.615% due 08/25/2036 (b)	1,792,568	1,790,326

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $52,896,576)		$52,929,236

ASSET BACKED SECURITIES - 21.71%
ACE Securities Corp., Series 2006-GP1, Class A
5.4544% due 02/25/2031 (b)***	1,739,614	1,739,598
ACE Securities Corp., Series 2006-SL3, Class A1
5.4244% due 06/25/2036 (b)***	1,746,127	1,746,277
Aegis Asset Backed Securities Trust, Series
2004-2, Class A3
5.8044% due 06/25/2034 (b)***	1,061,774	1,062,770
AmeriCredit Automobile Receivables Trust, Series
2003-BX, Class A4B
5.8762% due 01/06/2010 (b)***	567,223	567,849
Amortizing Residential Collateral Trust, Series
2001-BC6, Class A
5.6744% due 10/25/2031 (b)***	988,032	989,136
Carrington Mortgage Loan Trust, Series 2005-NC5,
Class A1
5.4444% due 10/25/2035 (b)***	1,111,993	1,112,184
CIT Equipment Collateral, Series 2006-VT1, Class
A2
5.13% due 03/20/2008	1,000,000	997,909
Countrywide Asset-Backed Certificates, Series
2002-BC2, Class A
5.8644% due 04/25/2032 (b)***	631,711	631,956

The accompanying notes are an integral part of the financial statements. 407

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

U.S. Government Securities Fund (continued)
	Shares or
	Principal
	Amount	Value

ASSET BACKED SECURITIES
(continued)
Countrywide Home Equity Loan Trust, Series
2004-I, Class A
5.62% due 02/15/2034 (b)***	$1,601,133	$1,605,870
Countrywide Home Equity Loan Trust, Series
2005-E, Class 2A
5.55% due 11/15/2035 (b)***	579,712	580,799
Countrywide Home Equity Loan Trust, Series
2006-E, Class 2A
5.47% due 07/15/2036 (b)***	1,803,385	1,803,889
Countrywide Home Equity Loan Trust, Series
2006-RES, Class 4E1B
5.59% due 06/15/2029 (b)***	1,811,057	1,813,320
Countrywide Home Equity Loan Trust, Series
2006-RES, Class 4F1B
5.59% due 05/15/2034 (b)***	1,815,648	1,817,917
Credit Suisse Mortgage Capital Certificates, Series
2006-CF2, Class A1
5.5844% due 05/25/2036 (b)***	1,646,551	1,650,154
GMAC Mortgage Corp. Loan Trust, Series
2006-HE1, Class A
5.5344% due 11/25/2036 (b)***	1,900,000	1,900,402
GSAA Home Equity Trust, Series 2005-5, Class A4
5.5944% due 02/25/2035 (b)***	1,900,000	1,905,641
GSAMP Trust, Series 2006-S4, Class A1
5.475% due 05/25/2036 (b)***	2,550,812	2,550,947
IndyMac Seconds Asset Backed Trust, Series
2006-A, Class A
5.4544% due 06/25/2036 (b)***	1,738,212	1,738,199
Long Beach Mortgage Loan Trust, Series 2005-3,
Class 2A2
5.6044% due 09/25/2035 (b)***	1,900,000	1,903,812
Morgan Stanley ABS Capital I, Series 2005-WMC2,
Class A1MZ
5.5744% due 02/25/2035 (b)***	1,221,976	1,222,548
Morgan Stanley ABS Capital I, Series 2005-WMC3,
Class A1MZ
5.5844% due 03/25/2035 (b)***	1,142,300	1,142,644
Morgan Stanley ABS Capital I, Series 2005-WMC4,
Class A1MZ
5.5844% due 04/25/2035 (b)***	1,400,942	1,404,129
Morgan Stanley IXIS Real Estate Capital Trust,
Series 2006-1, Class A1
5.3544% due 07/25/2036 (b)***	1,756,576	1,756,563
Morgan Stanley Mortgage Loan Trust, Series
2006-4SL, Class A1
5.4744% due 03/25/2036 (b)***	1,551,856	1,552,290
SACO I Trust, Inc., Series 2006-6, Class A
5.4544% due 06/25/2036 (b)***	1,703,170	1,703,156
SACO I Trust, Inc., Series 2006-7, Class A1
5.515% due 07/25/2036 (b)	1,783,277	1,783,262
SLM Student Loan Trust, Series 2006-5, Class A2
5.429% due 07/25/2017 (b)***	1,900,000	1,899,704
Structured Asset Securities Corp., Series
2006-ARS1, Class A1
5.4344% due 02/25/2036 (b)***	1,753,229	1,753,777

U.S. Government Securities Fund (continued)
	Shares or
	Principal
	Amount	Value

ASSET BACKED SECURITIES
(continued)
Truman Capital Mortgage Loan Trust, Series
2006-1, Class A
5.66% due 03/25/2036 (b)	$1,848,780	$1,848,909

TOTAL ASSET BACKED SECURITIES
(Cost $44,178,519)		$44,185,611

REPURCHASE AGREEMENTS - 25.54%
Merrill Lynch Tri-Party Repurchase
Agreement dated 08/31/2006 at
5.23% to be repurchased at
$52,007,555 on 09/01/2006,
collateralized by $51,995,000 U.S.
Treasury Notes, 0.875% due
04/15/2010 (valued at
$53,211,837, including interest) ***	$52,000,000	$52,000,000

TOTAL REPURCHASE AGREEMENTS
(Cost $52,000,000)		$52,000,000

Total Investments (U.S. Government Securities Fund)
(Cost $354,172,681) - 174.30%		$354,813,146
Liabilities in Excess of Other Assets - (74.30)%		(151,248,377)

TOTAL NET ASSETS - 100.00%		$203,564,769

U.S. High Yield Bond Fund
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS - 92.12%
Advertising - 1.43%
R.H. Donnelley Corp., Series A-3
8.875% due 01/15/2016	$900,000	$886,500
Sheridan Group, Inc.
10.25% due 08/15/2011	1,500,000	1,511,250
Vertis, Inc.
9.75% due 04/01/2009	1,717,000	1,738,463

		4,136,213

Aerospace - 0.21%
Sequa Corp., Series B
8.875% due 04/01/2008	600,000	624,000
Apparel & Textiles - 0.40%
Levi Strauss & Company
12.25% due 12/15/2012	750,000	840,000
Phillips-Van Heusen
7.25% due 02/15/2011	325,000	324,188

		1,164,188

Auto Parts - 0.81%
ArvinMeritor, Inc.
8.75% due 03/01/2012 (a)	450,000	438,750
Delphi Corp.
13.250% due 06/14/2011 (b)(f)	1,000,000	1,034,690
TRW Automotive, Inc.
9.375% due 02/15/2013	600,000	640,500

The accompanying notes are an integral part of the financial statements. 408

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

U.S. High Yield Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Auto Parts (continued)
Visteon Corp.
8.61% due 06/12/2013 (b)(f)	$250,000	$249,062

		2,363,002

Auto Services - 0.82%
Hertz Corp., Class A
8.875% due 01/01/2014	500,000	518,750
10.50% due 01/01/2016 (a)	225,000	242,438
Penhall International Corp.
12.00% due 08/01/2014 (a)	1,600,000	1,632,000

		2,393,188

Automobiles - 2.11%
Asbury Automotive Group, Inc.
9.00% due 06/15/2012	900,000	911,250
AutoNation, Inc.
7.5069% due 04/15/2013 (b)	200,000	201,000
Avis Budget Car Rental LLC
6.750% due 04/17/2012 (b)(f)	978,571	971,722
CSK Automotive, Inc.
8.542% due 06/30/2012 (b)(f)	500,000	502,190
Dana Corp.
7.220% due 03/03/2008 (b)(f)	170,000	169,716
Ford Motor Company
7.45% due 07/16/2031 (a)	575,000	451,375
General Motors Corp.
8.375% due 07/15/2033	1,900,000	1,591,250
Group 1 Automotive, Inc.
8.25% due 08/15/2013	85,000	85,956
Sonic Automotive, Inc., Series B
8.625% due 08/15/2013	1,258,000	1,248,565

		6,133,024

Banking - 0.31%
Chevy Chase Bank
6.875% due 12/01/2013	900,000	895,500
Broadcasting - 1.14%
Barrington Broadcasting
10.50% due 08/15/2014	2,000,000	1,960,000
Fisher Communications, Inc.
8.625% due 09/15/2014	1,300,000	1,335,750

		3,295,750

Building Materials & Construction - 0.83%
Atrium Company, Inc.
8.08% due 05/31/2012 (b)(f)	534,353	515,651
Atrium Company, Inc., Tranche DD VA
8.25% due 05/31/2012 (b)(f)	65,647	65,647
Brand Services, Inc.
12.00% due 10/15/2012	311,000	350,086
Masonite International
7.49% due 04/06/2013 (b)(f)	992,462	974,350
Quality Home Brands Holdings Corp., Tranche 2nd
Lien
11.939% due 06/16/2013 (b)(f)	500,000	504,375

		2,410,109

U.S. High Yield Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Business Services - 2.88%
Cornell Companies, Inc.
10.75% due 07/01/2012	$600,000	$637,500
Education Management Corp., Tranche C
8.063% due 05/24/2013 (b)(f)	1,000,000	1,004,380
Rural/Metro Corp.
9.875% due 03/15/2015	1,550,000	1,588,750
SunGard Data Systems, Inc.
3.75% due 01/15/2009 (a)	125,000	116,250
4.875% due 01/15/2014	600,000	517,500
9.125% due 08/15/2013	1,600,000	1,652,000
10.25% due 08/15/2015	1,750,000	1,787,188
Williams Scotsman International, Inc.
8.50% due 10/01/2015	1,045,000	1,060,675

		8,364,243
Cable and Television - 7.24%
Charter Communications Holdings LLC
8.75% due 11/15/2013 (a)	600,000	600,000
Charter Communications Operating LLC
8.00% due 04/30/2012	1,925,000	1,929,812
8.375% due 04/30/2014	5,650,000	5,706,500
9.4544% due 12/15/2010	600,000	615,000
CSC Holdings, Inc.
7.218% due 03/23/2013 (b)(f)	2,497,500	2,484,738
7.25% due 07/15/2008	600,000	606,750
7.875% due 12/15/2007	1,200,000	1,222,500
DirecTV Holdings LLC
6.375% due 06/15/2015	3,900,000	3,646,500
8.375% due 03/15/2013	430,000	451,500
EchoStar DBS Corp.
7.125% due 02/01/2016	2,000,000	1,947,500
Videotron Ltee
6.375% due 12/15/2015	950,000	889,438
6.875% due 01/15/2014	915,000	897,844

		20,998,082
Cellular Communications - 5.68%
Alamosa Delaware, Inc.
8.50% due 01/31/2012	2,830,000	2,999,800
Centennial Communications Corp.
8.125% due 02/01/2014	403,000	391,917
10.00% due 01/01/2013 (a)	2,025,000	2,019,937
10.75% due 12/15/2008 (a)	33,000	33,330
Dobson Cellular Systems, Inc.
8.375% due 11/01/2011 (a)	759,000	785,565
8.375% due 11/01/2011	1,500,000	1,552,500
8.875% due 10/01/2013 (a)	3,350,000	3,308,125
9.875% due 11/01/2012 (a)	800,000	854,000
Rural Cellular Corp.
8.25% due 03/15/2012	400,000	410,000
8.25% due 03/15/2012	1,100,000	1,127,500
9.875% due 02/01/2010 (a)	1,750,000	1,806,875
Telcordia Technologies, Inc.
10.00% due 03/15/2013	725,000	578,188
The accompanying notes are an integral part of the financial statements. 409

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

U.S. High Yield Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Cellular Communications (continued)
UbiquiTel Operating Company
9.875% due 03/01/2011	$550,000	$598,125

		16,465,862
Chemicals - 0.62%
Chemtura Corp.
6.875% due 06/01/2016	725,000	701,438
Equistar Chemicals LP
10.125% due 09/01/2008	250,000	263,750
Huntsman International LLC
7.375% due 01/01/2015	325,000	322,562
Lyondell Chemical Company, Series A
9.625% due 05/01/2007	500,000	510,000

		1,797,750
Commercial Services - 1.05%
Mac-Gray Corp.
7.625% due 08/15/2015	2,250,000	2,283,750
Safety-Kleen, Inc., Letter of Credit
7.938% due 07/27/2013 (b)(f)	165,254	165,461
Safety-Kleen, Inc., Tranche B
7.938% due 07/27/2013 (b)(f)	584,746	585,476

		3,034,687
Containers & Glass - 1.00%
Crown Holdings, Inc.
7.00% due 12/15/2006	125,000	125,000
8.00% due 04/15/2023	1,025,000	968,625
Graham Packaging Company
8.50% due 10/15/2012	600,000	580,500
Owens-Brockway Glass Container, Inc.
8.25% due 05/15/2013	1,200,000	1,215,000

		2,889,125
Correctional Facilities - 0.31%
Corrections Corp. of America
6.25% due 03/15/2013	600,000	579,750
6.75% due 01/31/2014	335,000	330,813

		910,563
Crude Petroleum & Natural Gas - 2.16%
AmeriGas Partners LP
7.125% due 05/20/2016	770,000	748,825
7.25% due 05/20/2015	75,000	73,687
Chesapeake Energy Corp.
6.50% due 08/15/2017	500,000	463,750
6.625% due 01/15/2016	400,000	384,000
6.875% due 01/15/2016	600,000	582,000
6.875% due 11/15/2020	250,000	235,625
7.50% due 09/15/2013 (a)	800,000	808,000
7.75% due 01/15/2015 (a)	140,000	142,800
Hanover Equipment Trust, Series A
8.50% due 09/01/2008	500,000	508,750
Massey Energy Company
6.875% due 12/15/2013 (a)	670,000	621,425
PetroHawk Energy Corp.
9.125% due 07/15/2013	800,000	814,000

U.S. High Yield Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Crude Petroleum & Natural Gas
(continued)
Tesoro Corp.
6.625% due 11/01/2015	$900,000	$868,500

		6,251,362
Domestic Oil - 1.04%
ALON USA LP
7.906% due 06/07/2013 (b)(f)	1,000,000	1,008,750
Eagle Rock Energy, Inc.
7.490% due 12/01/2012 (b)(f)	370,064	370,064
Petroleum Geo-Services, Tranche B
8.000% due 12/16/2012 (b)(f)	375,662	378,479
Petroquest Energy Inc
10.375% due 05/15/2012	1,200,000	1,248,000

		3,005,293
Electrical Utilities - 0.53%
Nevada Power Company
5.95% due 03/15/2016	250,000	247,298
Sierra Pacific Power Company
6.00% due 05/15/2016	375,000	372,219
Sierra Pacific Resources
8.625% due 03/15/2014	850,000	913,673

		1,533,190
Electronics - 0.69%
Communications & Power Industries, Inc.
8.00% due 02/01/2012	710,000	715,325
L-3 Communications Corp.
5.875% due 01/15/2015	600,000	567,000
6.125% due 07/15/2013	7,000	6,738
L-3 Communications Corp., Series B
6.375% due 10/15/2015	750,000	721,875

		2,010,938
Energy - 2.95%
Chesapeake Energy Corp.
7.50% due 06/15/2014	1,355,000	1,365,162
Covanta Energy Corp., 1st Lien
8.081% due 06/24/2012 (b)(f)	626,180	629,311
Covanta Energy Corp., Letter of Credit
4.960% due 06/24/2012 (b)(f)	873,820	878,189
NRG Energy, Inc.
7.17% due 02/02/2013 (b)(f)	1,496,250	1,502,205
7.25% due 02/01/2014	500,000	493,750
7.375% due 02/01/2016	2,800,000	2,758,000
Plum Point Energy Associates LLC, Letter of Credit
7.167% due 03/15/2014 (b)(f)	194,286	195,743
Plum Point Energy Associates LLC, Tranche 1
8.749% due 03/15/2014 (b)(f)	715,677	719,255

		8,541,615
Financial Services - 8.42%
BLB Hold-Wembley Term Loan
7.83% due 06/30/2011 (b)(f)	275,000	277,923
Consolidated Communications Holdings
9.75% due 04/01/2012	96,000	100,560
Dow Jones CDX HY, Series 6-T1
8.625% due 06/29/2011	7,000,000	6,991,250

The accompanying notes are an integral part of the financial statements. 410

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

U.S. High Yield Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Financial Services (continued)
El Paso Performance-Linked Trust
7.75% due 07/15/2011	$850,000	$865,937
Ford Motor Credit Company
7.00% due 10/01/2013 (a)	1,775,000	1,656,604
7.25% due 10/25/2011	430,000	410,950
General Motors Acceptance Corp.
6.75% due 12/01/2014 (a)	800,000	766,950
8.00% due 11/01/2031 (a)	4,210,000	4,255,005
Linsco Private Ledger Holding
8.746% due 06/27/2013 (b)(f)	1,741,250	1,758,662
NASDAQ Stock Market, Inc., Tranche B
7.249% due 04/18/2012 (b)(f)	623,240	622,854
NASDAQ Stock Market, Inc., Tranche C
7.249% due 04/18/2012 (b)(f)	361,278	361,278
PCA LLC
11.875% due 08/01/2009 ^	95,000	19,475
Stripes Acquisition LLC
10.625% due 12/15/2013	160,000	168,000
Thornburg Mortgage, Inc.
8.00% due 05/15/2013	500,000	490,000
TRAINS HY-1-2006
7.548% due 05/01/2016	1,200,000	1,189,956
VNU, Inc., Tranche B
8.19% due 08/07/2013 (b)(f)	4,500,000	4,476,105

		24,411,509
Food & Beverages - 2.32%
Del Monte Corp.
8.625% due 12/15/2012	1,413,000	1,478,351
Dole Food Company
6.341% due 04/11/2013 (b)(f)	997,733	981,160
Dole Food, Inc.
7.25% due 06/15/2010 (a)	1,440,000	1,350,000
8.875% due 03/15/2011 (a)	950,000	926,250
SUPERVALU, Inc., Tranche B
7.063% due 05/30/2012 (b)(f)	1,995,000	1,990,851

		6,726,612
Funeral Services - 0.55%
Service Corp. International
6.50% due 03/15/2008	600,000	600,000
7.00% due 06/15/2017	1,025,000	981,438
7.70% due 04/15/2009 (a)	25,000	25,562

		1,607,000
Gas & Pipeline Utilities - 3.38%
Colorado Interstate Gas Company
6.80% due 11/15/2015	375,000	371,650
El Paso Corp.
6.75% due 05/15/2009 (a)	425,000	425,000
7.42% due 02/15/2037	250,000	236,250
7.625% due 08/16/2007 (a)	200,000	202,500
7.75% due 01/15/2032 (a)	2,525,000	2,537,625
7.875% due 06/15/2012 (a)	1,950,000	2,013,375
El Paso Corp., Series MTN
7.375% due 12/15/2012	550,000	554,812

U.S. High Yield Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Gas & Pipeline Utilities (continued)
Northwest Pipeline Corp.
7.00% due 06/15/2016	$250,000	$252,813
Pacific Energy Partners LP
6.25% due 09/15/2015	300,000	293,250
Targa Resources, Inc.
7.750% due 10/31/2012 (b)(f)	476,240	477,283
Transmontaigne, Inc.
9.125% due 06/01/2010	750,000	801,345
Williams Companies, Inc.
7.5081% due 10/01/2010 (b)	500,000	505,000
8.75% due 03/15/2032	1,050,000	1,131,375

		9,802,278

Healthcare Products - 0.46%
Accellent, Inc.
10.50% due 12/01/2013	1,299,000	1,341,218
Healthcare Services - 1.56%
Ameripath, Inc.
10.50% due 04/01/2013	1,084,000	1,146,330
DaVita, Inc.
6.625% due 03/15/2013	475,000	463,125
Healthsouth Corp.
10.75% due 06/15/2016 (a)	1,125,000	1,150,313
Healthsouth Corp., Tranche B
8.520% due 03/10/2013 (b)(f)	1,750,000	1,751,977

		4,511,745

Hotels & Restaurants - 2.81%
Aztar Corp.
9.00% due 08/15/2011 (a)	75,000	78,375
Buffets, Inc.
11.25% due 07/15/2010	1,390,000	1,466,450
Denny's Corp.
10.00% due 10/01/2012 (a)	975,000	982,312
Gaylord Entertainment Company
6.75% due 11/15/2014	1,005,000	954,750
O'Charleys, Inc.
9.00% due 11/01/2013	2,550,000	2,601,000
Real Mex Restaurants, Inc.
10.00% due 04/01/2010	2,000,000	2,080,000

		8,162,887

Household Appliances - 0.51%
ALH Finance LLC
8.50% due 01/15/2013 (a)	1,400,000	1,368,500
Fedders North America, Inc.
9.875% due 03/01/2014 (a)	175,000	120,750

		1,489,250

Industrial Machinery - 1.01%
H&E Equipment Services, Inc.
8.375% due 07/15/2016	1,250,000	1,268,750
JLG Industries, Inc.
8.25% due 05/01/2008	1,600,000	1,648,000

		2,916,750

The accompanying notes are an integral part of the financial statements. 411

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

U.S. High Yield Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Leisure Time - 7.29%
AMC Entertainment, Inc., Series B
8.625% due 08/15/2012	$1,057,000	$1,083,425
Aztar Corp.
7.875% due 06/15/2014	575,000	621,000
Bombardier Recreational Products, Inc., Tranche B
8.24% due 06/26/2013 (b)(f)	850,000	848,411
Chukchansi Economic Development Authority
8.00% due 11/15/2013	1,203,000	1,215,030
8.06% due 11/15/2012	125,000	128,750
Cinemark, Inc.
9.00% due 02/01/2013	1,000,000	1,035,000
Hard Rock Hotel, Inc.
8.875% due 06/01/2013	495,000	531,506
Majestic Star Casino LLC
9.50% due 10/15/2010	750,000	771,563
Mandalay Resort Group
6.50% due 07/31/2009 (a)	350,000	346,938
MGM Mirage, Inc.
5.875% due 02/27/2014	275,000	250,937
6.00% due 10/01/2009	1,500,000	1,466,250
6.625% due 07/15/2015	250,000	235,313
8.50% due 09/15/2010	1,250,000	1,315,625
Mohegan Tribal Gaming Authority
6.125% due 02/15/2013 (a)	670,000	639,013
MTR Gaming Group, Inc.
9.00% due 06/01/2012	500,000	503,750
MTR Gaming Group, Inc., Series B
9.75% due 04/01/2010	250,000	262,812
Penn National Gaming, Inc.
6.875% due 12/01/2011	750,000	746,250
River Rock Entertainment Authority
9.75% due 11/01/2011	1,050,000	1,111,687
San Pasqual Casino Development Group
8.00% due 09/15/2013	975,000	981,094
Speedway Motorsports, Inc.
6.75% due 06/01/2013	900,000	884,250
Station Casinos, Inc.
6.00% due 04/01/2012	1,750,000	1,673,437
6.50% due 02/01/2014	250,000	233,125
6.625% due 03/15/2018	800,000	714,000
6.875% due 03/01/2016 (a)	2,006,000	1,858,057
True Temper Sports, Inc.
8.375% due 09/15/2011	600,000	534,000
Wynn Las Vegas LLC
6.625% due 12/01/2014	1,215,000	1,160,325

		21,151,548
Manufacturing - 0.22%
Bombardier, Inc.
7.45% due 05/01/2034 (a)	750,000	648,750
Medical-Hospitals - 1.60%
Fresenius Medical Care, Inc. - Tranche B
6.387% due 03/22/2013 (b)(f)	500,000	496,875
HCA, Inc.
5.50% due 12/01/2009	300,000	295,875
7.875% due 02/01/2011	885,000	842,963

U.S. High Yield Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Medical-Hospitals (continued)
Multiplan, Inc.
10.375% due 04/15/2016	$1,950,000	$1,964,625
Skilled Healthcare Group, Inc.
11.00% due 01/15/2014	515,000	543,325
X-Rite, Inc., Tranche 2nd Lien
10.346% due 06/30/2013 (b)(f)	500,000	500,000

		4,643,663
Office Furnishings & Supplies - 0.12%
IKON Office Solutions, Inc.
7.75% due 09/15/2015 (a)	350,000	351,750
Paper - 2.44%
Abitibi-Consolidated, Inc.
5.25% due 06/20/2008	450,000	429,750
6.95% due 04/01/2008 (a)	1,293,000	1,283,302
Georgia-Pacific Corp.
7.485% due 02/14/2013 (b)(f)	1,701,475	1,702,122
Georgia-Pacific Corp., Tranche C
8.30% due 02/14/2011 (b)(f)	2,180,000	2,197,811
Neenah Paper, Inc.
7.375% due 11/15/2014	800,000	745,000
P.H. Glatfelter
7.125% due 05/01/2016	725,000	714,696

		7,072,681
Petroleum Services - 0.43%
Hanover Compressor Company
8.625% due 12/15/2010	304,000	316,160
9.00% due 06/01/2014	324,000	343,440
Hanover Equipment Trust
8.75% due 09/01/2011	575,000	598,000

		1,257,600
Pharmaceuticals - 0.17%
Omnicare, Inc.
6.875% due 12/15/2015 (a)	505,000	482,906
Publishing - 2.46%
American Media Operations, Inc.
8.875% due 01/15/2011	330,000	287,100
Dex Media East LLC
12.125% due 11/15/2012	300,000	334,500
Dex Media West LLC
9.875% due 08/15/2013	400,000	429,500
Houghton Mifflin Company
zero coupon, Step up to 11.5% on
10/15/2008 due 10/15/2013	767,000	642,362
8.25% due 02/01/2011	3,100,000	3,131,000
9.875% due 02/01/2013	600,000	621,000
Medianews Group, Inc.
6.875% due 10/01/2013	400,000	366,000
Nielsen Finance LLC
zero coupon, Step up to 12.5% on
08/01/2011 due 08/01/2016 (a)	850,000	486,625
Primedia, Inc.
8.00% due 05/15/2013	830,000	740,775
8.875% due 05/15/2011 (a)	100,000	97,000

		7,135,862

The accompanying notes are an integral part of the financial statements. 412

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

U.S. High Yield Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Railroads & Equipment - 0.59%
Greenbrier Companies, Inc.
8.375% due 05/15/2015	$1,700,000	$1,712,750
Real Estate - 4.43%
Ashton Woods USA
9.50% due 10/01/2015	440,000	381,700
BF Saul, REIT
7.50% due 03/01/2014	1,800,000	1,827,000
Capital Automotive LP REIT
7.160% due 12/16/2010 (b)(f)	703,286	704,067
Felcor Suites LP, REIT
7.625% due 10/01/2007 (a)	2,000,000	2,020,000
Host Marriott LP, REIT
7.125% due 11/01/2013	250,000	252,500
9.50% due 01/15/2007	250,000	252,812
Host Marriott LP, Series M, REIT
7.00% due 08/15/2012	1,100,000	1,108,250
Host Marriott LP, Series Q, REIT
6.75% due 06/01/2016	2,800,000	2,716,000
Rouse Company LP, REIT
6.75% due 05/01/2013	2,905,000	2,892,235
Trizec Properties, Inc.
6.525% due 03/31/2007 (b)(f)	700,000	698,544

		12,853,108
Retail - 1.29%
Ferrellgas Escrow LLC
6.75% due 05/01/2014	650,000	625,625
Suburban Propane Partners LP
6.875% due 12/15/2013	340,000	325,550
Sunstate Equipment Company LLC
10.50% due 04/01/2013	500,000	521,250
Toys R Us, Inc., Tranche B
8.402% due 12/09/2008 (b)(f)	2,250,000	2,258,438

		3,730,863
Retail Trade - 1.47%
American Greetings Corp.
7.375% due 06/01/2016	400,000	402,500
Neff Corp.
11.25% due 06/15/2012	2,250,000	2,418,750
Payless Shoesource, Inc.
8.25% due 08/01/2013	1,400,000	1,435,000

		4,256,250
Sanitary Services - 1.19%
Allied Waste North America, Inc.
6.50% due 11/15/2010	800,000	786,000
7.125% due 05/15/2016	1,600,000	1,560,000
7.875% due 04/15/2013 (a)	800,000	810,000
Allied Waste North America, Inc., Series B
5.75% due 02/15/2011 (a)	300,000	285,000

		3,441,000
Semiconductors - 2.34%
Amkor Technology, Inc.
7.75% due 05/15/2013	20,000	18,800
9.25% due 06/01/2016 (a)	825,000	785,812

U.S. High Yield Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Semiconductors (continued)
Avago Technologies Financial Services
10.125% due 12/01/2013	$2,300,000	$2,406,375
11.875% due 12/01/2015 (a)	1,375,000	1,483,281
Sensata Technologies BV
8.00% due 05/01/2014 (a)	850,000	833,000
Spansion LLC
11.25% due 01/15/2016	1,225,000	1,254,094

		6,781,362
Software - 0.10%
UGS Capital Corp. II
10.38% due 06/01/2011 (b)	300,000	302,250
Telecommunications Equipment &
Services - 4.45%
Citizens Communications Company
7.05% due 10/01/2046	1,100,000	946,000
7.625% due 08/15/2008 (a)	725,000	746,750
Eschelon Operating Company
8.375% due 03/15/2010	700,000	675,500
Intelsat Bermuda Ltd.
11.25% due 06/15/2016	3,265,000	3,383,356
Intelsat Ltd.
5.25% due 11/01/2008	1,750,000	1,666,875
Level 3 Communications, Inc., Tranche 1st Lien
8.413% due 12/01/2011 (b)(f)	1,000,000	1,005,000
PanAmSat Corp.
9.00% due 08/15/2014	2,450,000	2,492,875
9.00% due 06/15/2016	805,000	817,075
Time Warner Telecom Holdings, Inc.
9.25% due 02/15/2014	1,125,000	1,170,000

		12,903,431
Telephone - 4.18%
Cincinnati Bell, Inc.
7.00% due 02/15/2015	720,000	702,000
7.25% due 07/15/2013	600,000	609,750
GTE Hawaiian Telephone Company, Series B
7.375% due 09/01/2006	600,000	600,000
Qwest Communications International, Inc., Series B
7.50% due 02/15/2014	500,000	495,625
Qwest Corp.
7.50% due 10/01/2014	500,000	508,750
7.625% due 06/15/2015	300,000	307,875
7.875% due 09/01/2011	2,900,000	3,023,250
8.875% due 03/15/2012	2,700,000	2,922,750
Valor Telecommunications Enterprise
7.75% due 02/15/2015	1,450,000	1,529,750
Windstream Corp.
8.125% due 08/01/2013	550,000	580,250
8.625% due 08/01/2016	800,000	846,000

		12,126,000
Tobacco - 0.81%
Reynolds American, Inc.
6.50% due 07/15/2010	250,000	252,020
7.625% due 06/01/2016	2,000,000	2,086,712

		2,338,732

The accompanying notes are an integral part of the financial statements. 413

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

U.S. High Yield Bond Fund (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Transportation - 1.31%
AWAS Aviation Corp., Tranche 2nd Lien
11.50% due 03/20/2013 (b)(f)	$294,016	$294,751
Bombardier, Inc.
6.75% due 05/01/2012	650,000	610,188
Continental Airlines Inc., Series 00-1
8.499% due 05/01/2011	474,943	470,592
Gulfmark Offshore, Inc.
7.75% due 07/15/2014 (b)	900,000	895,500
Laidlaw International, Inc., Tranche B
9.00% due 07/31/2013 (b)(f)	500,000	503,125
Trailer Bridge, Inc.
9.25% due 11/15/2011	500,000	508,750
US Airways Group, Inc.
8.999% due 03/31/2011 (b)(f)	500,000	502,500

		3,785,406

TOTAL CORPORATE BONDS (Cost $267,932,926)		$267,162,845

ASSET BACKED SECURITIES - 0.44%
DB Master Finance LLC, Series 2006-1, Class-M1
8.285% due 06/20/2031	1,250,000	1,272,494

TOTAL ASSET BACKED SECURITIES
(Cost $1,249,974)		$1,272,494

SHORT TERM INVESTMENTS - 12.66%
State Street Navigator Securities
Lending Prime Portfolio (c)	$36,710,913	$36,710,913

TOTAL SHORT TERM INVESTMENTS
(Cost $36,710,913)		$36,710,913

REPURCHASE AGREEMENTS - 6.10%
Repurchase Agreement with State
Street Corp. dated 08/31/2006 at
3.95% to be repurchased at
$17,712,943 on 09/01/2006,
collateralized by $18,820,000
Federal Home Loan Mortgage
Corp., 4.125% due 02/24/2011
(valued at $18,067,200, including
interest) (c)	$17,711,000	$17,711,000

TOTAL REPURCHASE AGREEMENTS
(Cost $17,711,000)		$17,711,000

Total Investments (U.S. High Yield Bond Fund)
(Cost $323,604,813) - 111.32%		$322,857,252
Liabilities in Excess of Other Assets - (11.32)%		(32,843,725)

TOTAL NET ASSETS - 100.00%		$290,013,527

U.S. Multi Sector Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 95.00%
Aerospace - 1.41%
Armor Holdings, Inc. *	2,000	$105,740

U.S. Multi Sector Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Aerospace (continued)
Boeing Company	23,900	$1,790,110
General Dynamics Corp.	51,400	3,472,070
Goodrich Corp.	14,700	572,565
Lockheed Martin Corp.	19,900	1,643,740
Northrop Grumman Corp.	77,400	5,171,094
Raytheon Company	16,200	764,802
United Technologies Corp.	61,100	3,831,581

		17,351,702
Agriculture - 0.31%
Archer-Daniels-Midland Company	93,200	3,837,044
Air Freight - 0.02%
ExpressJet Holdings, Inc. * (a)	30,800	215,292
Air Travel - 0.06%
SkyWest, Inc.	29,100	703,347
Aluminum - 0.27%
Alcoa, Inc.	117,500	3,359,325
Apparel & Textiles - 0.83%
Columbia Sportswear Company * (a)	12,800	624,896
Deckers Outdoor Corp. * (a)	7,400	303,474
Jones Apparel Group, Inc.	43,000	1,345,900
Kellwood Company	5,900	161,719
K-Swiss, Inc., Class A (a)	14,800	407,148
Liz Claiborne, Inc.	49,100	1,834,867
Mohawk Industries, Inc. * (a)	28,700	2,034,256
Oakley, Inc. (a)	29,900	491,855
Oxford Industries, Inc. (a)	14,400	591,552
Polo Ralph Lauren Corp., Class A	3,800	224,162
Skechers United States of America, Inc.,
Class A *	4,900	110,936
Timberland Company, Class A *	23,100	656,271
VF Corp.	18,600	1,299,954
Weyco Group, Inc. (a)	2,000	42,580

		10,129,570
Auto Parts - 0.77%
Aftermarket Technology Corp. *	6,300	127,134
American Axle & Manufacturing Holdings, Inc. (a)	16,400	273,716
ArvinMeritor, Inc. (a)	20,800	308,880
AutoZone, Inc. *	28,100	2,537,430
Genuine Parts Company	44,700	1,847,451
Johnson Controls, Inc.	37,300	2,682,989
Keystone Automotive Industries, Inc. * (a)	4,900	168,511
O'Reilly Automotive, Inc. *	25,500	757,095
TRW Automotive Holdings Corp. *	31,300	771,858

		9,475,064
Auto Services - 0.26%
AutoNation, Inc. *	161,800	3,143,774
Lithia Motors, Inc., Class A	3,700	94,424

		3,238,198
Automobiles - 0.67%
Ford Motor Company (a)	576,900	4,828,653

The accompanying notes are an integral part of the financial statements. 414

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

U.S. Multi Sector Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Automobiles (continued)
PACCAR, Inc. (a)	56,400	$3,083,388
Tenneco, Inc. *	14,900	338,975

		8,251,016
Banking - 1.23%
1st Source Corp. (a)	660	19,767
Anchor BanCorp Wisconsin, Inc. (a)	5,800	169,476
BancFirst Corp.	700	33,159
Bank of America Corp.	56,800	2,923,496
BB&T Corp. (a)	27,500	1,177,000
BOK Financial Corp.	900	46,800
Camden National Corp. (a)	300	13,050
City Bank Lynnwood WA (a)	1,100	55,957
Comerica, Inc.	31,300	1,791,925
First Community Bancorp	3,800	203,718
First Indiana Corp. (a)	8,200	200,490
Frontier Financial Corp. (a)	700	28,623
Hancock Holding Company (a)	4,600	238,464
Harleysville National Corp. (a)	1,260	26,044
ITLA Capital Corp.	2,200	115,390
Macatawa Bank Corp. (a)	1,065	24,783
MainSource Financial Group, Inc.	700	11,865
National City Corp.	183,900	6,359,262
Northern Trust Corp.	12,000	671,880
Old Second Bancorp, Inc. (a)	1,900	57,684
Park National Corp. (a)	400	41,444
United Bankshares, Inc.	2,900	108,083
Virginia Commerce Bancorp, Inc. * (a)	1,350	29,916
Wilmington Trust Corp.	16,600	731,230

		15,079,506
Biotechnology - 0.18%
Applera Corp.	53,700	1,645,905
Genentech, Inc. *	5,000	412,600
Techne Corp. *	3,200	162,880

		2,221,385
Broadcasting - 0.08%
CBS Corp., Class B	4,400	125,620
News Corp.	40,100	763,103
Sinclair Broadcast Group, Inc., Class A (a)	17,500	135,100

		1,023,823
Building Materials & Construction - 0.62%
American Standard Companies, Inc.	60,500	2,527,085
Dycom Industries, Inc. * (a)	15,800	319,950
Eagle Materials, Inc.	18,700	670,395
EMCOR Group, Inc. *	29,900	1,657,656
Lennox International, Inc.	25,900	609,686
LSI Industries, Inc.	13,600	249,288
Masco Corp.	48,400	1,326,644
NCI Building Systems, Inc. * (a)	2,200	119,548
Perini Corp. *	6,100	146,217

		7,626,469

U.S. Multi Sector Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Business Services - 2.73%
Affiliated Computer Services, Inc., Class A * (a)	52,800	$2,710,752
CDI Corp. (a)	4,100	85,895
Cendant Corp.	42,000	81,060
Compucredit Corp. * (a)	16,400	478,060
Computer Sciences Corp. *	44,600	2,113,148
CSG Systems International, Inc. *	26,400	710,688
Deluxe Corp. (a)	16,700	299,264
DST Systems, Inc. *	10,400	613,912
Electronic Data Systems Corp.	36,700	874,561
Equifax, Inc.	18,400	584,936
FactSet Research Systems, Inc.	16,900	745,290
Fair Isaac Corp.	29,000	1,015,290
First Data Corp.	125,200	5,379,844
Fluor Corp.	3,700	319,754
Forrester Research, Inc. *	5,000	147,600
Global Payments, Inc.	7,000	266,350
H & R Block, Inc.	21,700	456,351
Hudson Highland Group, Inc. * (a)	7,100	71,142
Jacobs Engineering Group, Inc. *	11,200	975,408
Lightbridge, Inc. *	10,600	126,140
Manpower, Inc.	35,300	2,086,583
MAXIMUS, Inc.	8,100	215,622
Moody's Corp.	101,300	6,197,534
MPS Group, Inc. *	24,300	341,658
On Assignment, Inc. *	13,400	127,702
Paxar Corp. *	3,700	72,039
Paychex, Inc.	38,200	1,371,762
Pitney Bowes, Inc.	69,900	3,046,941
Pre-Paid Legal Services, Inc. (a)	9,200	345,552
Robert Half International, Inc.	39,900	1,234,506
Sirva, Inc. * (a)	7,500	22,725
Spherion Corp. *	33,800	252,486
StarTek, Inc.	4,200	47,754
Tyler Technologies, Inc. *	3,300	43,164

		33,461,473
Cellular Communications - 0.27%
Motorola, Inc.	141,400	3,305,932
Chemicals - 0.24%
A. Schulman, Inc.	4,300	101,437
Airgas, Inc.	3,100	111,042
Albany Molecular Research, Inc. *	9,500	93,100
Cabot Corp.	8,400	279,132
E.I. Du Pont De Nemours & Company	45,900	1,834,623
H.B. Fuller Company	8,400	161,532
PolyOne Corp. *	20,600	178,602
Sensient Technologies Corp.	9,300	187,116

		2,946,584
Colleges & Universities - 0.11%
Career Education Corp. *	3,300	63,195
ITT Educational Services, Inc. *	19,100	1,262,319

		1,325,514

The accompanying notes are an integral part of the financial statements. 415

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

U.S. Multi Sector Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Commercial Services - 0.00%
Vertrue, Inc. * (a)	1,000	$42,390
Computers & Business Equipment - 3.36%
Benchmark Electronics, Inc. *	4,700	117,218
CalAmp Corp. * (a)	5,900	39,707
CDW Corp.	14,300	833,690
Dell, Inc. *	560,300	12,634,765
Diebold, Inc.	11,400	477,774
Hewlett-Packard Company	404,300	14,781,208
Ingram Micro, Inc., Class A *	54,100	973,800
International Business Machines Corp.	78,300	6,339,951
Lexmark International, Inc. *	52,900	2,966,103
Plexus Corp. *	3,100	61,442
Rimage Corp. * (a)	2,100	49,266
Sykes Enterprises, Inc. *	14,900	299,639
Tech Data Corp. *	28,600	997,854
Western Digital Corp. *	36,000	658,800

		41,231,217
Construction & Mining Equipment - 0.01%
Kaman Corp., Class A	8,100	145,071
Construction Materials - 0.34%
Ameron International Corp.	3,700	259,518
Columbus McKinnon Corp. *	6,400	118,336
Comfort Systems USA, Inc.	6,100	79,483
Florida Rock Industries, Inc.	2,800	104,132
Granite Construction, Inc.	8,400	450,660
Martin Marietta Materials, Inc.	22,100	1,820,156
Simpson Manufacturing, Inc. (a)	13,800	363,630
Standex International Corp.	800	23,560
Universal Forest Products, Inc. (a)	9,400	458,344
USG Corp. * (a)	8,600	438,600

		4,116,419
Containers & Glass - 0.05%
Greif, Inc., Class A	400	28,340
Pactiv Corp. *	18,200	486,486
Smurfit-Stone Container Corp. *	10,200	116,178

		631,004
Cosmetics & Toiletries - 0.30%
Avon Products, Inc.	20,100	577,071
Colgate-Palmolive Company	45,300	2,711,658
Playtex Products, Inc. * (a)	29,400	386,610

		3,675,339
Crude Petroleum & Natural Gas - 1.17%
Apache Corp.	25,900	1,690,752
Devon Energy Corp.	25,800	1,612,242
Marathon Oil Corp.	25,300	2,112,550
Newfield Exploration Company *	2,300	99,452
Occidental Petroleum Corp.	115,200	5,874,048
Pogo Producing Company (a)	2,600	115,466
Sunoco, Inc.	40,300	2,897,973

		14,402,483

U.S. Multi Sector Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Domestic Oil - 0.08%
St. Mary Land & Exploration Company (a)	23,600	$962,880
Drugs & Health Care - 0.23%
Wyeth	57,900	2,819,730
Educational Services - 0.01%
Renaissance Learning, Inc. (a)	4,800	62,208
Electrical Equipment - 0.97%
A.O. Smith Corp. (a)	11,300	453,243
Anaren, Inc. *	6,400	144,384
Baldor Electric Company	3,700	109,557
Cohu, Inc.	7,700	129,129
Emerson Electric Company	101,400	8,330,010
Genlyte Group, Inc. *	9,600	629,088
Greatbatch, Inc. * (a)	6,900	168,774
Molex, Inc.	24,800	904,456
Tektronix, Inc.	16,900	478,946
Watsco, Inc. (a)	9,400	413,036
Wesco International, Inc. *	1,900	111,150

		11,871,773
Electrical Utilities - 0.26%
Black Hills Corp. (a)	7,100	247,151
CenterPoint Energy, Inc. (a)	43,900	634,355
Edison International	20,200	881,528
FirstEnergy Corp.	24,000	1,369,440

		3,132,474
Electronics - 0.66%
Agilent Technologies, Inc. *	76,700	2,466,672
Amphenol Corp., Class A	4,600	264,362
Arrow Electronics, Inc. *	16,900	471,510
Avnet, Inc. *	32,400	633,744
AVX Corp. (a)	11,100	184,371
Cubic Corp. (a)	2,300	46,299
Daktronics, Inc. (a)	13,200	275,484
Harman International Industries, Inc.	1,300	105,456
Imation Corp.	14,100	558,783
Planar Systems, Inc. * (a)	3,700	36,371
Rogers Corp. *	2,600	150,852
Supertex, Inc. * (a)	7,100	251,127
Synopsys, Inc. *	44,700	847,512
Technitrol, Inc.	9,500	268,945
Teleflex, Inc.	15,400	859,474
Thermo Electron Corp. *	16,500	646,800

		8,067,762
Financial Services - 7.83%
Advanta Corp., Class B	1,600	54,176
Asset Acceptance Capital Corp. *	6,200	91,698
Bear Stearns Companies, Inc.	14,500	1,890,075
Charles Schwab Corp.	195,400	3,186,974
CIT Group, Inc.	27,900	1,257,174
Citigroup, Inc.	151,700	7,486,395
Credit Acceptance Corp. * (a)	800	22,752

The accompanying notes are an integral part of the financial statements. 416

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

U.S. Multi Sector Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Financial Services (continued)
E*TRADE Financial Corp. *	87,300	$2,059,407
Federal Agricultural Mortgage Corp., Class C (a)	5,600	157,080
Federal Home Loan Mortgage Corp.	67,500	4,293,000
Federal National Mortgage Association	448,700	23,624,055
Federated Investors, Inc., Class B	28,100	940,788
Fiserv, Inc. *	32,200	1,422,274
Goldman Sachs Group, Inc.	52,800	7,848,720
Investment Technology Group, Inc. *	7,600	351,196
Janus Capital Group, Inc.	10,900	193,802
Jefferies Group, Inc.	20,300	505,876
JPMorgan Chase & Company	210,000	9,588,600
Lehman Brothers Holdings, Inc.	48,600	3,101,166
Mellon Financial Corp.	69,300	2,580,039
Merrill Lynch & Company, Inc.	89,100	6,551,523
Moneygram International, Inc.	32,600	1,023,640
Morgan Stanley	55,900	3,677,661
PNC Financial Services Group, Inc.	40,400	2,859,916
Raymond James Financial, Inc.	32,500	900,900
State Street Corp. (c)	41,600	2,570,880
Stifel Financial Corp. * (a)	600	19,182
Student Loan Corp. (a)	3,000	551,400
SWS Group, Inc.	2,700	66,420
T. Rowe Price Group, Inc.	3,100	136,586
TD Ameritrade Holding Corp. *	47,700	835,704
United Panam Financial Corp. *	2,000	34,140
Waddell & Reed Financial, Inc., Class A	10,400	241,488
Washington Mutual, Inc.	141,800	5,940,002

		96,064,689
Food & Beverages - 4.02%
Dean Foods Company *	56,300	2,230,606
Flowers Foods, Inc.	16,400	445,260
H.J. Heinz Company	25,000	1,046,000
Hormel Foods Corp.	4,500	164,925
Kraft Foods, Inc., Class A (a)	55,100	1,868,441
National Beverage Corp. * (a)	1,400	19,684
Pepsi Bottling Group, Inc.	61,200	2,142,612
PepsiCo, Inc.	13,300	868,224
Performance Food Group Company * (a)	16,200	398,682
Sanderson Farms, Inc. (a)	11,800	368,868
Sara Lee Corp.	87,500	1,455,125
Starbucks Corp. *	338,800	10,506,188
Sysco Corp.	108,300	3,399,537
The Coca-Cola Company	498,700	22,346,747
Tyson Foods, Inc., Class A (a)	136,100	2,004,753

		49,265,652
Furniture & Fixtures - 0.16%
Ethan Allen Interiors, Inc. (a)	19,700	664,875
Furniture Brands International, Inc. (a)	35,600	681,740
Kimball International, Inc., Class B	2,200	38,808
La-Z-Boy, Inc. (a)	20,800	290,160

U.S. Multi Sector Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Furniture & Fixtures (continued)
Leggett & Platt, Inc.	14,600	$336,530

		2,012,113
Gas & Pipeline Utilities - 0.05%
Maverick Tube Corp. * (a)	10,400	668,408
Healthcare Products - 2.73%
Baxter International, Inc.	53,400	2,369,892
Becton, Dickinson & Company	4,800	334,560
Biomet, Inc.	13,200	431,772
Computer Programs & Systems, Inc. (a)	7,400	251,748
IDEXX Laboratories, Inc. *	3,600	331,236
Johnson & Johnson	438,100	28,327,546
Owens & Minor, Inc.	8,900	286,313
PSS World Medical, Inc. *	6,500	126,100
Respironics, Inc. *	3,300	121,803
St. Jude Medical, Inc. *	3,100	112,871
Varian Medical Systems, Inc. *	15,500	826,150

		33,519,991
Healthcare Services - 6.41%
AMN Healthcare Services, Inc. *	9,300	223,200
Cardinal Health, Inc.	190,000	12,809,800
Caremark Rx, Inc.	72,500	4,200,650
CorVel Corp. *	500	15,500
Express Scripts, Inc. *	132,000	11,098,560
Health Net, Inc. *	49,400	2,065,414
Lincare Holdings, Inc. *	58,000	2,147,740
McKesson Corp.	274,900	13,964,920
National Healthcare Corp. (a)	700	34,279
Odyssey Healthcare, Inc. *	5,700	91,428
Quest Diagnostics, Inc.	48,800	3,136,864
UnitedHealth Group, Inc.	540,900	28,099,755
Weight Watchers International, Inc.	18,000	764,280

		78,652,390
Holdings Companies/Conglomerates - 0.34%
Loews Corp.	76,700	2,951,416
Textron, Inc.	10,900	914,074
United Industrial Corp. (a)	6,100	328,607

		4,194,097
Homebuilders - 0.94%
Beazer Homes USA, Inc. (a)	11,300	455,390
Centex Corp.	31,800	1,620,210
D.R. Horton, Inc. (a)	55,600	1,219,308
Hovnanian Enterprises, Inc., Class A * (a)	5,600	148,344
KB Home	24,200	1,034,792
Lennar Corp., Class A	34,100	1,529,044
M.D.C. Holdings, Inc. (a)	7,000	299,530
M/I Homes, Inc. (a)	17,800	576,008
Meritage Homes Corp. * (a)	1,700	69,615
NVR, Inc. * (a)	2,200	1,130,030
Pulte Homes, Inc.	70,100	2,079,867
Ryland Group, Inc. (a)	20,000	853,400

The accompanying notes are an integral part of the financial statements. 417

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

U.S. Multi Sector Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Homebuilders (continued)
Standard Pacific Corp. (a)	22,600	$540,818

		11,556,356
Hotels & Restaurants - 1.15%
Applebee's International, Inc.	54,900	1,139,175
Brinker International, Inc.	39,300	1,511,871
CBRL Group, Inc. (a)	23,000	870,320
Choice Hotels, Inc.	8,500	322,235
Darden Restaurants, Inc.	74,500	2,637,300
IHOP Corp. (a)	3,900	182,091
Jack In the Box, Inc. *	18,900	906,822
Papa Johns International, Inc. * (a)	39,800	1,353,200
Ruby Tuesday, Inc. (a)	15,000	387,300
Ryan's Restaurant Group, Inc. *	26,100	411,336
Sonic Corp. * (a)	19,400	425,442
Wendy's International, Inc.	42,000	2,683,800
Wyndham Worldwide Corp. *	8,400	245,784
Yum! Brands, Inc.	20,000	977,600

		14,054,276
Household Appliances - 0.48%
Drew Industries, Inc. * (a)	2,700	70,497
Whirlpool Corp. (a)	72,100	5,833,611

		5,904,108
Household Products - 0.42%
Blyth, Inc.	18,300	393,084
Energizer Holdings, Inc. *	12,000	802,320
Newell Rubbermaid, Inc.	122,100	3,295,479
Select Comfort Corp. * (a)	17,650	350,352
Tupperware Brands Corp.	18,200	327,782

		5,169,017
Housing & Urban Development - 0.00%
Cavco Industries, Inc. *	700	23,814
Industrial Machinery - 1.11%
Caterpillar, Inc.	55,900	3,708,965
Cummins, Inc.	8,700	998,934
Deere & Company	22,500	1,757,250
Flowserve Corp. *	13,700	700,618
Graco, Inc.	2,900	109,620
ITT Corp.	18,000	881,100
NACCO Industries, Inc., Class A	2,300	307,119
Parker-Hannifin Corp.	18,000	1,332,900
Tennant Company	5,600	151,536
Terex Corp. *	20,400	896,172
Valmont Industries, Inc.	6,600	344,256
W.W. Grainger, Inc.	36,300	2,424,840

		13,613,310
Industrials - 0.15%
Crane Company	17,100	683,658
Fastenal Company (a)	24,200	887,656
Harsco Corp.	1,500	119,340
Lawson Products, Inc.	1,700	65,620

U.S. Multi Sector Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Industrials (continued)
Michael Baker Corp. *	1,000	$22,000

		1,778,274
Insurance - 8.25%
21st Century Insurance Group (a)	11,100	166,833
AFLAC, Inc.	283,500	12,777,345
Allstate Corp.	36,900	2,137,986
Ambac Financial Group, Inc.	43,800	3,792,642
American Financial Group, Inc.	15,900	742,848
American International Group, Inc.	208,800	13,325,616
American National Insurance Company	100	11,504
Amerus Group Company	15,800	1,071,240
Aon Corp.	118,300	4,089,631
Brown & Brown, Inc.	38,400	1,149,696
Chubb Corp.	70,600	3,541,296
CIGNA Corp.	19,000	2,148,330
Cincinnati Financial Corp.	2,400	111,984
CNA Surety Corp. *	1,500	29,850
Commerce Group, Inc. (a)	11,500	342,585
Conseco, Inc. *	26,700	552,690
Donegal Group, Inc.	5,900	109,681
Erie Indemnity Company, Class A (a)	10,300	525,712
FBL Financial Group, Inc., Class A	4,000	132,640
Fidelity National Financial, Inc.	64,900	2,610,927
First American Corp.	38,700	1,571,994
Hanover Insurance Group, Inc.	26,000	1,157,000
Harleysville Group, Inc.	3,700	133,163
HCC Insurance Holdings, Inc.	25,600	831,744
LandAmerica Financial Group, Inc. (a)	12,900	815,796
Lincoln National Corp.	65,183	3,956,608
Marsh & McLennan Companies, Inc.	9,500	248,520
MBIA, Inc.	40,400	2,489,852
MetLife, Inc.	48,900	2,690,967
MGIC Investment Corp.	50,600	2,928,222
National Western Life Insurance Company,
Class A *	900	207,270
Nationwide Financial Services, Inc., Class A	6,800	329,188
Old Republic International Corp.	144,575	3,021,618
PMI Group, Inc.	62,500	2,702,500
Presidential Life Corp. (a)	10,100	238,057
Principal Financial Group, Inc.	20,100	1,070,124
Progressive Corp.	344,200	8,463,878
Protective Life Corp.	20,300	934,409
Prudential Financial, Inc.	22,900	1,681,089
Radian Group, Inc.	24,000	1,437,120
Reinsurance Group of America, Inc.	6,900	356,592
St. Paul Travelers Companies, Inc.	89,900	3,946,610
Stancorp Financial Group, Inc.	14,800	689,236
State Auto Financial Corp.	2,700	84,618
Stewart Information Services Corp.	12,200	416,142
Torchmark Corp.	61,200	3,807,252
Transatlantic Holdings, Inc. (a)	6,800	417,656
Triad Guaranty, Inc. * (a)	2,400	120,648

The accompanying notes are an integral part of the financial statements. 418

John Hancock Funds II

Portfolio of investments — August 31, 2006

(showing percentage of total net assets)

U.S. Multi Sector Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Insurance (continued)
Universal American Financial Corp. *	26,000	$398,580
UnumProvident Corp. (a)	119,900	2,272,105
W.R. Berkley Corp.	70,000	2,450,000

		101,239,594
International Oil - 0.98%
Anadarko Petroleum Corp.	198,000	9,288,180
ConocoPhillips	18,077	1,146,624
Hess Corp.	34,300	1,570,254

		12,005,058
Internet Service Provider - 0.05%
Earthlink, Inc. *	67,600	496,860
United Online, Inc.	12,100	138,787

		635,647
Internet Software - 0.02%
WebMethods, Inc. *	33,900	267,471
Leisure Time - 0.32%
Bally Total Fitness Holding Corp. * (a)	16,600	49,800
Bluegreen Corp. * (a)	9,100	104,195
International Game Technology, Inc.	84,600	3,272,328
Marine Products Corp. (a)	1,300	11,492
Walt Disney Company	15,100	447,715

		3,885,530
Life Sciences - 0.05%
Pharmaceutical Product Development, Inc.	15,400	587,048
Liquor - 0.44%
Anheuser-Busch Companies, Inc.	78,900	3,896,082
Brown Forman Corp., Class B	19,200	1,478,016

		5,374,098
Manufacturing - 1.43%
Acuity Brands, Inc.	14,600	623,858
Barnes Group, Inc.	12,000	197,040
Danaher Corp.	69,200	4,587,268
Eaton Corp.	29,500	1,961,750
Harley-Davidson, Inc. (a)	55,900	3,270,709
Illinois Tool Works, Inc.	126,900	5,570,910
Kaydon Corp.	5,800	221,038
Nordson Corp.	8,200	328,328
Rockwell Automation, Inc.	12,800	721,664
SPX Corp.	2,100	110,880

		17,593,445
Medical-Hospitals - 0.01%
Health Management Associates, Inc., Class A	5,400	112,914
Metal & Metal Products - 0.16%
Commercial Metals Company	5,100	110,109
Metal Management, Inc.	6,500	166,270
Mueller Industries, Inc.	5,500	210,760
Reliance Steel & Aluminum Company	41,200	1,350,124
Timken Company	3,700	118,548

		1,955,811

U.S. Multi Sector Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Mining - 0.10%
Lincoln Electric Holding, Inc. (a)	21,900	$1,205,157
Mobile Homes - 0.17%
Thor Industries, Inc. (a)	36,900	1,556,442
Winnebago Industries, Inc. (a)	19,300	563,560

		2,120,002
Office Furnishings & Supplies - 0.41%
HNI Corp. (a)	14,500	578,550
IKON Office Solutions, Inc.	24,200	344,850
Office Depot, Inc. *	109,300	4,026,612
The Standard Register Company (a)	7,500	96,225

		5,046,237
Paper - 0.09%
International Paper Company	17,400	604,998
Temple-Inland, Inc.	10,200	454,104

		1,059,102
Petroleum Services - 1.17%
Baker Hughes, Inc.	31,700	2,256,406
BJ Services Company	28,900	991,559
Exxon Mobil Corp.	146,100	9,886,587
Tesoro Petroleum Corp. (a)	9,500	613,795
Valero Energy Corp.	11,000	631,400

		14,379,747
Pharmaceuticals - 12.52%
Abbott Laboratories	73,300	3,569,710
Allergan, Inc.	19,400	2,222,464
AmerisourceBergen Corp.	175,900	7,767,744
Barr Pharmaceuticals, Inc. *	41,300	2,333,450
Bristol-Myers Squibb Company	81,600	1,774,800
Forest Laboratories, Inc. *	263,000	13,144,740
King Pharmaceuticals, Inc. *	58,000	940,760
Merck & Company, Inc.	1,061,000	43,023,550
Pfizer, Inc.	2,858,900	78,791,284

		153,568,502
Photography - 0.10%
Eastman Kodak Company (a)	59,000	1,254,930
Plastics - 0.01%
Spartech Corp.	6,400	144,192
Publishing - 0.26%
Cadmus Communications Corp.	600	9,840
Gannett Company, Inc.	49,600	2,819,760
Valassis Communications, Inc. *	18,000	354,960

		3,184,560
Railroads & Equipment - 0.57%
Burlington Northern Santa Fe Corp.	54,900	3,675,555
CSX Corp.	16,400	495,608
Norfolk Southern Corp.	11,100	474,303
Union Pacific Corp.	28,300	2,273,905
Wabtec Corp.	3,200	90,272

		7,009,643

The accompanying notes are an integral part of the financial statements. 419

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

U.S. Multi Sector Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Real Estate - 0.02%
Realogy Corp., REIT *	10,500	$224,700
Retail - 0.00%
Rex Stores Corp. *	900	12,249
Retail Grocery - 1.70%
Ingles Markets, Inc. (a)	7,600	194,560
Nash-Finch Company (a)	22,900	523,265
Ruddick Corp.	6,400	165,056
Safeway, Inc.	192,900	5,966,397
Smart & Final, Inc. *	3,300	54,681
SUPERVALU, Inc.	82,990	2,370,194
The Kroger Company	482,600	11,490,706
Wild Oats Markets, Inc. * (a)	4,100	66,994

		20,831,853
Retail Trade - 11.66%
Bed Bath & Beyond, Inc. *	130,400	4,398,392
Best Buy Company, Inc.	32,600	1,532,200
Casey's General Stores, Inc.	7,700	182,028
Cato Corp., Class A	13,400	311,282
Charlotte Russe Holding, Inc. * (a)	10,200	272,340
Costco Wholesale Corp.	75,000	3,509,250
Dollar General Corp.	53,800	691,868
Family Dollar Stores, Inc. (a)	29,500	754,315
First Cash Financial Services, Inc. *	16,400	341,612
Home Depot, Inc.	1,373,500	47,097,315
Longs Drug Stores Corp.	2,200	99,946
Lowe's Companies, Inc.	1,377,400	37,272,444
NBTY, Inc. *	4,800	152,928
Pantry, Inc. * (a)	6,700	313,962
Payless ShoeSource, Inc. *	4,100	96,186
Ross Stores, Inc.	21,000	514,290
Sonic Automotive, Inc. (a)	8,700	184,005
Staples, Inc.	125,100	2,822,256
Steven Madden, Ltd. *	17,600	648,560
Talbots, Inc. (a)	9,300	204,693
The Buckle, Inc.	5,300	179,670
The TJX Companies, Inc.	53,100	1,420,425
United Rentals, Inc. * (a)	20,300	439,698
Walgreen Company	219,200	10,841,632
Wal-Mart Stores, Inc.	643,700	28,786,264

		143,067,561
Sanitary Services - 0.23%
Allied Waste Industries, Inc. *	7,800	80,652
Ecolab, Inc.	14,200	633,036
Waste Management, Inc.	60,700	2,080,796

		2,794,484
Semiconductors - 1.38%
Applied Materials, Inc.	91,400	1,542,832
Intel Corp.	386,500	7,552,210
Intersil Corp., Class A	3,800	96,330
Micrel, Inc. *	36,500	365,730

U.S. Multi Sector Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Semiconductors (continued)
Microchip Technology, Inc.	17,600	$601,216
National Semiconductor Corp.	47,500	1,153,775
NVIDIA Corp. *	50,600	1,472,966
QLogic Corp. *	25,900	476,042
Texas Instruments, Inc.	114,300	3,725,037

		16,986,138
Software - 0.54%
BEA Systems, Inc. *	97,000	1,331,810
BMC Software, Inc. *	40,700	1,083,434
Citrix Systems, Inc. *	38,700	1,187,316
Compuware Corp. *	12,600	95,760
EPIQ Systems, Inc. * (a)	2,700	40,176
Intuit, Inc. *	86,200	2,604,964
JDA Software Group, Inc. * (a)	2,100	34,839
Transaction Systems Architects, Inc., Class A *	8,500	281,945

		6,660,244
Steel - 0.36%
Nucor Corp.	80,100	3,914,487
Olympic Steel, Inc. (a)	10,100	279,265
Ryerson, Inc. (a)	11,900	252,042

		4,445,794
Telecommunications Equipment &
Services - 1.06%
ADTRAN, Inc.	27,600	686,412
Commscope, Inc. *	8,900	259,969
Corning, Inc. *	33,300	740,592
Polycom, Inc. *	13,400	318,786
QUALCOMM, Inc.	292,700	11,026,009
SureWest Communications (a)	1,100	20,878

		13,052,646
Telephone - 4.45%
ALLTEL Corp.	38,900	2,108,769
AT&T, Inc.	613,400	19,095,142
BellSouth Corp.	251,400	10,237,008
CenturyTel, Inc.	37,800	1,505,196
Harris Corp.	16,600	729,072
Qwest Communications International, Inc. * (a)	189,300	1,667,733
TALK America Holdings, Inc. * (a)	14,600	84,680
Verizon Communications, Inc.	543,400	19,116,812

		54,544,412
Tires & Rubber - 0.04%
Goodyear Tire & Rubber Company * (a)	37,900	515,440
Tobacco - 1.12%
Altria Group, Inc.	136,400	11,393,492
Reynolds American, Inc. (a)	7,600	494,532
UST, Inc. (a)	34,000	1,797,240

		13,685,264
Transportation - 0.71%
C.H. Robinson Worldwide, Inc.	100,000	4,582,000
Expeditors International of Washington, Inc.	89,100	3,552,417

The accompanying notes are an integral part of the financial statements. 420

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

U.S. Multi Sector Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Transportation (continued)
Kirby Corp. *	6,400	$187,712
Pacer International, Inc.	6,600	181,698
Saia, Inc. *	4,700	144,525

		8,648,352
Travel Services - 0.06%
Sabre Holdings Corp.	33,000	723,360
Trucking & Freight - 1.27%
Arkansas Best Corp.	14,800	653,420
Celadon Group, Inc. *	9,800	181,594
EGL, Inc. *	5,200	158,964
Fedex Corp.	105,200	10,628,356
Forward Air Corp.	18,500	594,590
J.B. Hunt Transport Services, Inc.	27,100	532,515
Landstar Systems, Inc.	20,800	888,160
Old Dominion Freight Lines, Inc. *	3,700	118,104
Oshkosh Truck Corp.	9,200	475,640
Ryder Systems, Inc.	21,800	1,077,356
Swift Transportation, Inc. * (a)	13,000	301,470

		15,610,169

TOTAL COMMON STOCKS (Cost $1,140,488,559)		$ 1,165,619,843

SHORT TERM INVESTMENTS - 4.81%
State Street Navigator Securities
Lending Prime Portfolio (c)	$59,044,947	$59,044,947

TOTAL SHORT TERM INVESTMENTS
(Cost $59,044,947)		$59,044,947

REPURCHASE AGREEMENTS - 4.57%
Repurchase Agreement with State
Street Corp. dated 08/31/2006 at
3.95% to be repurchased at
$56,044,149 on 9/1/2006,
collateralized by $56,245,000
Federal Home Loan Bank, 5.125%
due 06/13/2008 (valued at
$57,158,981, including interest) (c)	$56,038,000	$56,038,000

TOTAL REPURCHASE AGREEMENTS
(Cost $56,038,000)		$56,038,000

Total Investments (U.S. Multi Sector Fund)
(Cost $1,255,571,506) - 104.38%		$ 1,280,702,790
Liabilities in Excess of Other Assets - (4.38)%		(53,736,897)

TOTAL NET ASSETS - 100.00%		$ 1,226,965,893

Value & Restructuring Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 96.98%
Aerospace - 2.75%
Empresa Brasileira de Aeronautica SA, ADR	102,704	$3,964,375

Value & Restructuring Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Aerospace (continued)
United Technologies Corp.	66,906 $	4,195,675

		8,160,050
Air Travel - 2.56%
Copa Holdings SA, Class A	86,725	2,542,777
Gol Linhas Aereas Inteligentes SA, ADR (a)	144,449	5,042,715

		7,585,492
Broadcasting - 2.09%
CBS Corp., Class B	105,256	3,005,059
XM Satellite Radio Holdings, Inc., Class A * (a)	247,105	3,202,481

		6,207,540
Building Materials & Construction - 0.48%
Eagle Materials, Inc.	39,381	1,411,809
Business Services - 0.61%
Cendant Corp.	148,749	287,086
MasterCard, Inc. * (a)	27,480	1,536,132

		1,823,218
Cable and Television - 0.83%
EchoStar Communications Corp., Class A *	77,160	2,449,830
Cellular Communications - 2.86%
America Movil S.A. de C.V., Series L	227,243	8,478,437
Chemicals - 3.66%
Celanese Corp., Series A	176,314	3,260,046
CF Industries Holdings, Inc.	46,000	729,560
Lanxess AG *	51,722	2,119,277
PPG Industries, Inc.	56,552	3,583,135
Tronox, Inc. (a)	91,139	1,166,579

		10,858,597
Coal - 3.50%
CONSOL Energy, Inc.	183,294	6,684,732
Foundation Coal Holdings, Inc.	64,590	2,320,073
International Coal Group, Inc. * (a)	221,524	1,382,310

		10,387,115
Commercial Services - 0.23%
Castlepoint Holdings, Ltd. *	61,100	672,100
Computers & Business Equipment - 1.06%
International Business Machines Corp.	38,872	3,147,466
Containers & Glass - 0.60%
Smurfit-Stone Container Corp. *	156,401	1,781,407
Cosmetics & Toiletries - 0.92%
Avon Products, Inc.	94,953	2,726,101
Crude Petroleum & Natural Gas - 3.53%
Devon Energy Corp.	100,660	6,290,243
Mariner Energy LLC *	37,240	703,836
Pinnacle Gas Resources, Inc. *	28,500	313,500
W&T Offshore, Inc. (a)	98,828	3,171,391

		10,478,970
Domestic Oil - 2.51%
Mariner Energy, Inc. *	7,268	137,365

The accompanying notes are an integral part of the financial statements. 421

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Value & Restructuring Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Domestic Oil (continued)
Murphy Oil Corp.	59,500	$2,910,145
Noble Energy, Inc.	89,138	4,405,200

		7,452,710
Drugs & Health Care - 0.72%
Wyeth	44,144	2,149,813
Electrical Utilities - 0.53%
Enel SpA	176,602	1,574,649
Electronics - 1.01%
Harman International Industries, Inc.	36,889	2,992,436
Energy - 1.30%
Duke Energy Corp.	61,220	1,836,600
Rosetta Resources, Inc. * (a)	109,285	2,022,865

		3,859,465
Financial Services - 13.20%
Amvescap PLC (a)	148,484	3,100,346
Capital One Financial Corp.	29,140	2,130,134
CIT Group, Inc.	75,430	3,398,876
Citigroup, Inc.	99,265	4,898,728
Federal Home Loan Mortgage Corp.	66,737	4,244,473
Friedman, Billings, Ramsey Group, Inc. (a)	129,610	1,069,283
JPMorgan Chase & Company	84,346	3,851,238
Lehman Brothers Holdings, Inc.	65,303	4,166,984
Morgan Stanley	92,059	6,056,562
PNC Financial Services Group, Inc.	49,442	3,499,999
Washington Mutual, Inc.	65,123	2,728,002

		39,144,625
Food & Beverages - 2.67%
ConAgra Foods, Inc.	76,771	1,827,150
Dean Foods Company *	103,148	4,086,724
Kraft Foods, Inc., Class A (a)	44,065	1,494,244
Vintage Wine Trust, Inc.	58,161	523,449

		7,931,567
Furniture & Fixtures - 0.88%
Leggett & Platt, Inc.	113,160	2,608,338
Gas & Pipeline Utilities - 1.14%
El Paso Corp.	233,390	3,388,823
Healthcare Products - 1.37%
Baxter International, Inc.	91,368	4,054,912
Healthcare Services - 0.96%
HCA, Inc.	57,419	2,831,905
Holdings Companies/Conglomerates - 1.45%
Loews Corp.	111,754	4,300,294
Homebuilders - 2.13%
Centex Corp. (a)	123,694	6,302,209
Hotels & Restaurants - 0.29%
Wyndham Worldwide Corp. *	29,750	870,479
Household Appliances - 2.67%
Black & Decker Corp.	107,351	7,905,328

Value & Restructuring Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Household Products - 1.04%
Newell Rubbermaid, Inc.	113,813	$3,071,813
Industrial Machinery - 1.01%
AGCO Corp. * (a)	119,926	2,980,161
Insurance - 4.75%
ACE, Ltd.	101,751	5,480,309
Marsh & McLennan Companies, Inc.	96,252	2,517,952
MetLife, Inc.	75,658	4,163,460
People's Choice *	116,874	350,622
Primus Guaranty, Ltd. * (a)	134,114	1,557,063

		14,069,406
International Oil - 5.90%
Anadarko Petroleum Corp.	66,256	3,108,069
ConocoPhillips	115,250	7,310,308
Petroleo Brasileiro SA, ADR	78,902	7,074,353

		17,492,730
Investment Companies - 1.51%
Apollo Investment Corp.	107,152	2,139,825
MCG Capital Corp. (a)	146,652	2,352,298

		4,492,123
Manufacturing - 1.20%
Tyco International, Ltd.	135,550	3,544,632
Metal & Metal Products - 1.20%
Southern Copper Corp. (a)	38,561	3,559,951
Mining - 0.63%
Alpha Natural Resources, Inc. * (a)	103,805	1,881,985
Petroleum Services - 1.98%
PetroHawk Energy Corp. *	163,260	1,820,349
Todco, Class A * (a)	109,649	4,060,302

		5,880,651
Pharmaceuticals - 1.70%
AmerisourceBergen Corp.	78,122	3,449,868
Bristol-Myers Squibb Company	72,871	1,584,944

		5,034,812
Railroads & Equipment - 1.96%
Union Pacific Corp.	72,372	5,815,090
Real Estate - 2.49%
DiamondRock Hospitality Company, REIT	149,230	2,507,064
FBR Capital Markets Corp., REIT *	41,000	615,000
Host Hotels & Resorts, Inc., REIT	80,423	1,812,734
Realogy Corp., REIT *	37,187	795,807
Taberna Realty Finance Trust, REIT	13,311	191,678
Ventas, Inc., REIT	36,331	1,455,057

		7,377,340
Retail Trade - 3.46%
The TJX Companies, Inc.	132,379	3,541,138
United Rentals, Inc. * (a)	170,528	3,693,636
Zale Corp. * (a)	112,562	3,011,034

		10,245,808

The accompanying notes are an integral part of the financial statements. 422

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

Value & Restructuring Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Steel - 0.73%
Schnitzer Steel Industries, Inc. (a)	67,976	$2,158,238
Telecommunications Equipment &
Services - 1.81%
DataPath, Inc. *	80,000	880,000
Nokia Oyj, SADR	147,838	3,086,858
Plantronics, Inc. (a)	77,422	1,387,402

		5,354,260
Telephone - 3.62%
Harris Corp.	164,512	7,225,367
Sprint Nextel Corp.	109,204	1,847,732
Windstream Corp.	125,152	1,652,006

		10,725,105
Tobacco - 1.65%
Loews Corp. - Carolina Group	85,650	4,904,319
Transportation - 0.68%
Aries Maritime Transport, Ltd. (a)	37,194	407,646
Arlington Tankers, Ltd. (a)	43,132	995,918
Omega Navigation Enterprises, Inc.	41,469	607,521

		2,011,085
Trucking & Freight - 1.15%
Ryder Systems, Inc.	68,746	3,397,427

TOTAL COMMON STOCKS (Cost $278,714,078)		$287,532,621

PREFERRED STOCKS - 1.38%
Chemicals - 0.20%
Celanese Corp. * (a)	22,031	605,852
Financial Services - 1.18%
Ford Motor Company Capital Trust II *	102,649	3,494,172

TOTAL PREFERRED STOCKS (Cost $3,709,123)		$4,100,024

SHORT TERM INVESTMENTS - 14.33%
State Street Navigator Securities
Lending Prime Portfolio (c)	$42,492,506	$42,492,506

TOTAL SHORT TERM INVESTMENTS
(Cost $42,492,506)		$42,492,506

REPURCHASE AGREEMENTS - 2.09%
Repurchase Agreement with State
Street Corp. dated 08/31/2006 at
3.95% to be repurchased at
$6,201,680 on 09/01/2006,
collateralized by $6,290,000
Federal National Mortgage
Association, 5.125% due
12/15/2008 (valued at $6,329,313,
including interest) (c)	$6,201,000	$6,201,000

TOTAL REPURCHASE AGREEMENTS
(Cost $6,201,000)		$6,201,000

Total Investments (Value & Restructuring Fund)
(Cost $331,116,707) - 114.78%		$340,326,151
Liabilities in Excess of Other Assets - (14.78)%		(43,831,444)

TOTAL NET ASSETS - 100.00%		$296,494,707

Vista Fund
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 94.98%
Advertising - 0.58%
Focus Media Holding Ltd., ADR * (a)	12,100 $	713,900
Aerospace - 2.08%
BE Aerospace, Inc. *	106,935	2,551,469
Agriculture - 4.32%
Archer-Daniels-Midland Company	44,808	1,844,746
Delta & Pine Land Company	10,283	416,050
Monsanto Company	64,100	3,040,904

		5,301,700
Banking - 2.02%
Colonial Bancgroup, Inc.	5,469	133,936
Compass Bancshares, Inc. (a)	40,400	2,343,200

		2,477,136
Building Materials & Construction - 0.48%
Corrections Corp. of America *	9,300	584,412
Business Services - 3.99%
Alliance Data Systems Corp. *	66,900	3,381,126
Foster Wheeler, Ltd. *	34,628	1,505,279

		4,886,405
Cable and Television - 0.51%
Rogers Communications, Inc., Class B	12,200	628,383
Cellular Communications - 12.15%
America Movil S.A. de C.V., Series L	81,522	3,041,586
American Tower Corp., Class A * (a)	87,712	3,145,352
Crown Castle International Corp. * (a)	16,400	563,504
Leap Wireless International, Inc. * (a)	53,990	2,497,577
NII Holdings, Inc. *	105,900	5,649,765

		14,897,784
Chemicals - 0.51%
OM Group, Inc. *	15,500	620,000
Computers & Business Equipment - 0.50%
Cognizant Technology Solutions Corp.,
Class A *	8,700	608,217
Drugs & Health Care - 0.46%
Illumina, Inc. * (a)	16,600	559,088
Electrical Equipment - 0.98%
Anixter International, Inc. *	10,700	583,043
Molex, Inc.	17,000	619,990

		1,203,033
Electrical Utilities - 2.43%
Allegheny Energy, Inc. * (a)	57,500	2,400,050
Quanta Services, Inc. * (a)	32,781	581,207

		2,981,257
Electronics - 4.10%
Amphenol Corp., Class A	10,200	586,194

The accompanying notes are an integral part of the financial statements. 423

John Hancock Funds II

Portfolio of investments — August 31, 2006

(showing percentage of total net assets)

Vista Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Electronics (continued)
Mentor Graphics Corp. *	40,800	$591,600
Thermo Electron Corp. *	98,200	3,849,440

		5,027,234
Energy - 0.94%
Southwestern Energy Company * (a)	33,500	1,150,725
Financial Services - 2.44%
Bear Stearns Companies, Inc.	4,300	560,505
Investment Technology Group, Inc. *	26,870	1,241,663
SEI Investments Company	23,400	1,194,336

		2,996,504
Food & Beverages - 1.68%
Campbell Soup Company	23,600	886,652
H.J. Heinz Company	20,700	866,088
Hershey Company	5,600	302,176

		2,054,916
Healthcare Products - 1.46%
Advanced Medical Optics, Inc. * (a)	24,700	1,189,305
Hologic, Inc. * (a)	13,900	600,202

		1,789,507
Healthcare Services - 7.19%
Caremark Rx, Inc.	10,300	596,782
Covance, Inc. *	38,000	2,389,060
Emdeon Corp. * (a)	49,400	585,390
Express Scripts, Inc. *	7,200	605,376
Humana, Inc. *	24,600	1,498,878
Laboratory Corp. of America Holdings *	18,600	1,272,612
Quest Diagnostics, Inc.	29,000	1,864,120

		8,812,218
Industrial Machinery - 1.13%
Alstom RGPT *	14,700	1,384,046
Industrials - 0.57%
ABB, Ltd.	52,500	695,773
Insurance - 2.47%
American Financial Group, Inc.	13,000	607,360
Arch Capital Group, Ltd. *	10,700	637,720
Radian Group, Inc.	9,400	562,872
Torchmark Corp. (a)	19,700	1,225,537

		3,033,489
Internet Software - 0.98%
Akamai Technologies, Inc. *	30,512	1,196,070
Leisure Time - 2.92%
International Game Technology, Inc.	39,800	1,539,464
Las Vegas Sands Corp. *	29,200	2,038,452

		3,577,916
Life Sciences - 2.38%
Pharmaceutical Product Development, Inc.	76,614	2,920,526
Medical-Hospitals - 1.21%
Manor Care, Inc. (a)	28,400	1,482,480

Vista Fund (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Metal & Metal Products - 2.03%
Precision Castparts Corp.	42,645	$2,492,174
Office Furnishings & Supplies - 0.50%
Office Depot, Inc. *	16,600	611,544
Petroleum Services - 12.16%
Core Laboratories N.V. *	18,295	1,342,304
Diamond Offshore Drilling, Inc. (a)	8,300	601,584
Dril-Quip, Inc. * (a)	11,500	883,085
McDermott International, Inc. *	108,500	5,229,700
Oceaneering International, Inc. *	41,600	1,496,352
Superior Energy Services, Inc. *	55,200	1,762,536
TETRA Technologies, Inc. *	129,300	3,595,833

		14,911,394
Pharmaceuticals - 1.59%
Amylin Pharmaceuticals, Inc. * (a)	12,300	557,559
Celgene Corp. * (a)	34,300	1,395,667

		1,953,226
Real Estate - 3.51%
Archstone-Smith Trust, REIT	28,400	1,510,312
Camden Property Trust, REIT	23,400	1,815,606
Jones Lang LaSalle, Inc., REIT	11,800	982,468

		4,308,386
Retail Grocery - 1.24%
Safeway, Inc.	49,100	1,518,663
Retail Trade - 4.44%
American Eagle Outfitters, Inc.	48,000	1,854,240
AnnTaylor Stores Corp. *	15,000	597,000
Kohl's Corp. *	29,200	1,825,292
Rent-A-Center, Inc. *	43,300	1,173,430

		5,449,962
Semiconductors - 2.65%
MEMC Electronic Materials, Inc. *	50,100	1,937,868
Micron Technology, Inc. *	37,400	646,272
NVIDIA Corp. *	23,000	669,530

		3,253,670
Software - 0.50%
BEA Systems, Inc. *	45,000	617,850
Steel - 1.48%
Oregon Steel Mills, Inc. *	37,600	1,811,192
Telecommunications Equipment &
Services - 3.20%
Commscope, Inc. *	20,900	610,489
SBA Communications Corp. *	128,788	3,315,003

		3,925,492
Transportation - 1.20%
American Commercial Lines, Inc. * (a)	27,991	1,469,527

TOTAL COMMON STOCKS (Cost $105,705,181)		$116,457,268

The accompanying notes are an integral part of the financial statements. 424

John Hancock Funds II

Portfolio of investments — August 31, 2006

(showing percentage of total net assets)

Vista Fund (continued)
	Shares or
	Principal
	Amount	Value

SHORT TERM INVESTMENTS - 11.36%
State Street Navigator Securities
Lending Prime Portfolio (c)	$13,929,842	$13,929,842

TOTAL SHORT TERM INVESTMENTS
(Cost $13,929,842)		$13,929,842

REPURCHASE AGREEMENTS - 6.56%
Repurchase Agreement with State
Street Corp. dated 08/31/2006 at
3.95% to be repurchased at
$8,038,882 on 9/1/2006,
collateralized by $8,000,000
Federal Home Loan Mortgage
Corp., 6.065% due 05/16/2016
(valued at $8,201,920, including
interest)	$8,038,000 $	8,038,000

TOTAL REPURCHASE AGREEMENTS
(Cost $8,038,000)		$8,038,000

Total Investments (Vista Fund)
(Cost $127,673,023) - 112.90%		$138,425,110
Liabilities in Excess of Other Assets - (12.90)%		(15,815,407)

TOTAL NET ASSETS - 100.00%		$122,609,703

Footnotes
Percentages are stated as a percent of net assets.

Key to Currency Abbreviations
ARS	- Argentine Peso
AUD	- Australian Dollar
BRL	- Brazilian Real
CAD	- Canadian Dollar
CHF	- Swiss Franc
COP	- Colombian Peso
CZK	- Czech Koruna
DKK	- Danish Krone
EUR	- European Currency
FIM	- Finnish Markka
FRF	- French Franc
DEM	- German Deutsche Mark
GBP	- British Pound
GRD	- Greek Drachma
HKD	- Hong Kong Dollar
HUF	- Hungarian Forint
IDR	- Indonesian Rupiah
ILS	- Israeli Shekel
INR	- Indian Rupee
ITL	- Italian Lira
IEP	- Irish Punt
JPY	- Japanese Yen
KRW	- South Korean Won
MXN	- Mexican Peso
MYR	- Malaysian Ringgit
NLG	- Netherlands Guilder
NZD	- New Zealand Dollar
NOK	- Norwegian Krone
PHP	- Philippines Peso
PLN	- Polish Zloty
SEK	- Swedish Krona
SGD	- Singapore Dollar
THB	- Thai Baht
TRY	- Turkish Lira
TWD	- Taiwan Dollar
USD	- US Dollar
ZAR	- South African Rand

Key to Security Abbreviations and Legend
ADR	- American Depositary Receipts
ADS	- American Depositary Shares
BKNT	- Bank Note
CDO	- Collateralized Debt Obligation
ESOP	- Employee Stock Ownership Program
EMTN	- European Medium Term Note
EWCO	- European Written Call Option
GDR	- Global Depositary Receipts
GMTN	- Global Medium Term Note
GTD	- Guaranteed
IO	- Interest Only (Carries notional principal amount)
MTN	- Medium Term Note
NIM	- Net Interest Margin
OTC	- Over The Counter
PCL	- Public Company Limited
PIK	- Paid In Kind
PO	- Principal Only
REIT	- Real Estate Investment Trust
REMIC	- Real Estate Mortgage Investment Conduit
SBI	- Shares Beneficial Interest
SADR	- Sponsored American Depositary Receipts
SPDR	- Standard & Poor's Depositary Receipts
TBA	- To Be Announced
TIPS	- Treasury Inflation Protected Security

The accompanying notes are an integral part of the financial statements. 425

John Hancock Funds II

Portfolio of investments — August 31, 2006
(showing percentage of total net assets)

^ Non-Income Producing, issuer is in bankruptcy and is in default of interest payments
* Non-Income Producing
(a) All or a portion of this security was out on loan
(b) Floating Rate Note
(c) Investment is an affiliate of the Trust's subadvisor or custodian bank
(d) Principal amount of security is adjusted for inflation
(e) Security Fair Valued on August 31, 2006
(f) Term Loan
** Purchased on a forward commitment
*** At August 31, 2006, all or a portion of this security was pledged to cover forward commitments purchased.
**** At August 31, 2006, all or a portion of this security was pledged to cover margin requirements for open futures contracts.

The accompanying notes are an integral part of the financial statements. 426

John Hancock Funds II

Notes to Financial Statements

1. ORGANIZATION The John Hancock Funds II (the “Trust”) is a newly organized Trust that was established as a Massachusetts business trust on June 28, 2005. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company. It is a series company, which means it has multiple Funds, each with a stated investment objective that it pursues through separate investment policies.

The Trust currently offers sixty-one separate investment funds, fifty-six of which are as follows. The other five funds, the Lifestyle Portfolios are covered in separate reports.

Absolute Return	International Equity Index	Quantitative Value	U.S. Government Securities
Active Bond	International Opportunities	Real Estate Equity	U.S. High Yield Bond
All Cap Core	International Small Cap	Real Estate Securities	U.S. Multi Sector
All Cap Growth	International Small Company	Real Return Bond	Value & Restructuring
All Cap Value	International Stock	Small Cap	Vista
Blue Chip Growth	International Value	Small Cap Index
Capital Appreciation	Investment Quality Bond	Small Cap Opportunities
Core Bond	Large Cap	Small Company
Core Equity	Large Cap Value	Small Company Growth
Emerging Growth	Mid Cap Core	Small Company Value
Emerging Small Company	Mid Cap Index	Special Value
Equity-Income	Mid Cap Stock	Spectrum Income
Fundamental Value	Mid Cap Value	Strategic Bond
Global Bond	Mid Cap Value Equity	Strategic Income
Global Real Estate	Natural Resources	Strategic Value
High Income	Quantitative All Cap	Total Return
High Yield	Quantitative Mid Cap	U.S. Global Leaders Growth

Each of the Funds, with the exception of Absolute Return, Core Equity, Global Bond, Global Real Estate, Natural Resources, Real Estate Equity, Real Estate Securities, Real Return Bond, U.S. Global Leaders Growth, and U.S. Multi Sector, is diversified for purposes of the 1940 Act.

The Absolute Return Portfolio operates as a “Fund of Funds”, investing in Class NAV shares of underlying funds of the Trust, and in shares of John Hancock Funds III and in other permitted investments.

John Hancock Investment Management Services, LLC (“JHIMS” or the “Adviser”), a Delaware limited liability company controlled by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”), serves as investment adviser for the Trust and John Hancock Funds, LLC, an affiliate of the Adviser serves as principal underwriter. John Hancock Life Insurance Company of New York (“John Hancock New York”) is a wholly owned subsidiary of John Hancock USA. John Hancock USA and John Hancock New York are indirect wholly owned subsidiaries of The Manufacturers Life Insurance Company (“Manulife”), which in turn is a wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a publicly traded company. Manulife Financial Corporation and its subsidiaries are known collectively as “Manulife Financial.”

At August 31, 2006 John Hancock USA owned 500,000 shares of beneficial interest of Absolute Return and Quantitative All Cap.

The Trust offers six classes of shares. Class A, Class B and Class C shares are offered by the Absolute Return Portfolio and Quantitative All Cap, Class I shares are offered by Quantitative All Cap, Class 1 shares are offered by all Funds with the exception of All Cap Core, Global Real Estate, High Income, International Equity Index, International Small Company, Mid Cap Index, Mid Cap Value Equity, Quantitative All Cap, Real Estate Equity, Small Cap Index, Small Company Growth, Spectrum Income, Strategic Income, U.S. Multi Sector, Value & Restructuring, and Vista. Class NAV shares are offered by each Fund except the Absolute Return Portfolio, International Stock, Quantitative All Cap and Real Estate Securities. Class A, B, and C shares are open to all retail investors. Class I shares are offered without any sales charge to various institutional and certain individual investors. Class 1 shares are sold only to certain exempt separate accounts of John Hancock USA and John Hancock New York. Class NAV shares are sold to Absolute Return Portfolio, Lifestyle Portfolios and to certain institutional investors. The shares of each class represent an interest in the same portfolio of investments of the Fund, and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

TRANSACTIONS WITH AFFILIATES In accordance with the provisions of Rule 17a-7 under the Investment Company Act of 1940, the following Funds had transactions with other investment companies managed by the Adviser during the period ended August 31, 2006:

	Securities		Securities
Fund	Purchased	Fund	Purchased

Active Bond	$30,301,592	Large Cap Value	$51,521,227
All Cap Growth	98,798,769	Mid Cap Core	38,570,448
All Cap Value	86,922,640	Mid Cap Stock	124,413,857
Blue Chip Growth	316,533,066	Mid Cap Value	110,022,338
Capital Appreciation	73,055,233	Natural Resources	175,862,266
Core Bond	54,735,339	Quantitative Mid Cap	119,725,249
Core Equity	137,955,468	Quantitative Value	218,234,113
Emerging Growth	220,368,575	Real Estate Securities	231,747,990
Emerging Small Company	80,407,901	Real Return Bond	30,716,184
Equity-Income	314,487,283	Small Cap	52,695,271
Fundamental Value	181,255,872	Small Cap Opportunities	72,118,864
Global Bond	144,533,513	Small Company	17,136,629
High Yield	243,144,865	Small Company Value	164,993,124
International Opportunities	84,657,804	Special Value	11,223,102
International Small Cap	93,201,858	Strategic Bond	106,952,521
International Stock	160,507,420	Strategic Value	35,432,428
International Value	279,045,705	Total Return	214,557,112
Investment Quality Bond	59,092,020	U.S. Global Leaders Growth	100,184,303
Large Cap	30,397,391	U.S. Government Securities	33,508,063
		U.S. High Yield Bond	41,274,193

John Hancock Funds II

Notes to Financial Statements

ORGANIZATION, CONTINUED

The trades were executed at the last sale price at the end of the day on October 14, 2005. All transactions were executed in accordance with Rule 17a-7 policies and in accordance with the Trust’s Rule 17a-7 procedures.

Effective October 28, 2005, approximately $12 billion of assets held in separate accounts of John Hancock Life Insurance Company (U.S.A.) and invested in certain unaffiliated mutual funds were transferred into the Funds of John Hancock Funds II. All costs associated with the transfer of these assets were borne by the Adviser. In addition, the Adviser or the sub-adviser to the following Funds made payments to the Funds during the period: All Cap Value in the amount of $457,281 effective December 20, 2005; International Opportunities in the amount of $3,948,536 effective December 30, 2005; and Mid Cap Stock in the amount of $1,357,491 effective January 27, 2006. These payments were made to reimburse the Funds for any lost investment opportunity that may have resulted from the timing of the investment of these assets that was effective October 28, 2005. These amounts are included in realized gains in these respective funds.

Merger of International Stock Fund The Board of Trustees voted to transfer on August 30, 2006, substantially all of the value of International Stock Class NAV into the John Hancock Funds III — International Core Fund. Securities with a value of $999,328,193 and unrealized appreciation of $122,941,560 were redeemed in-kind from Class NAV. As part of this tax free merger, $122,941,560 will not be taxable to the remaining shareholders of the International Stock Fund and is included in realized gains in the Fund’s Statement of Operations.

2. SIGNIFICANT ACCOUNTING POLICIES In the preparation of the financial statements, the Funds follow the policies described below. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Security Valuation The net asset value of the shares of each Fund is determined daily as of the close of the New York Stock Exchange, normally at 4:00 P.M. Eastern time. Investments in underlying funds of the Fund of Funds Portfolios are valued at their respective net asset values each business day and securities in the underlying funds are valued in accordance with their respective valuation policies, as outlined in the underlying funds’ financial statements. Short-term debt instruments with remaining maturities of 60 days or less are valued at amortized cost, and thereafter assume a constant amortization to maturity of any discount or premium, which approximates market value. Investments in State Street Navigator Securities Lending Prime Portfolio are valued at their net asset value each business day. All other securities held by the Funds are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on a principal securities exchange (domestic or foreign) or, lacking any sales, at the closing bid price. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Fund securities for which there are no such quotations, principally debt securities, are valued based on the valuation provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques.

Other assets and securities for which no such quotations are readily available are valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange. The values of such securities used in computing the net asset value of a Fund’s shares are generally determined as of such times. Occasionally, significant events that affect the values of such securities may occur between the times at which such values are generally determined and the close of the New York Stock Exchange. In such events, these securities will then be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

In deciding whether to make a fair value adjustment to the price of a security, the Board of Trustees or their designee may review a variety of factors, including, developments in foreign markets, the performance of U.S. securities markets and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed, but the Fund is calculating the net asset value. In view of these factors, it is likely that Funds investing significant amounts of assets in securities in foreign markets will be fair valued more frequently than Funds investing significant amounts of assets in frequently traded, U.S. exchange listed securities of large capitalization U.S. issuers.

For purposes of determining when fair value adjustments may be appropriate with respect to Funds that invest in securities in foreign markets that close prior to the New York Stock Exchange, the Funds will, on an ongoing basis, monitor for “significant market events.” A “significant market event” may be a certain percentage change in the value of an index or of certain Exchange Traded Funds that track foreign markets in which Funds have significant investments. If a significant market event occurs due to a change in the value of the index or of Exchange Traded Funds, the pricing for all Funds that invest in foreign markets that have closed prior to the New York Stock Exchange will promptly be reviewed and potential adjustments to the net asset value of such Funds will be recommended to the Trust’s Pricing Committee where applicable.

Fair value pricing of securities is intended to help ensure that the net asset value of a Fund’s shares reflects the value of the Fund’s securities as of the close of the New York Stock Exchange (as opposed to a value which is no longer accurate as of such close), thus limiting the opportunity for aggressive traders to purchase shares of a Fund at deflated prices, reflecting stale security valuations, and to promptly sell such shares at a gain. However, a security’s valuation may differ depending on the method used for determining value and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.

Repurchase Agreements Each Fund may enter into repurchase agreements. When a Fund enters into a repurchase agreement through its custodian, it receives delivery of securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is generally at least 102% of the repurchase amount. Each Fund will take constructive receipt of all securities underlying the repurchase agreements it has entered into until such agreements expire. If the seller defaults, a Fund would suffer a loss to the extent that proceeds from the sale of underlying securities were less than the repurchase amount. Each Fund may enter into repurchase agreements maturing within seven days with domestic dealers, banks or other financial institutions deemed to be creditworthy by the Adviser. Collateral for certain tri-party repurchase agreements is held at the custodian bank in a segregated account for the benefit of the Fund and the counterparty.

John Hancock Funds II

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Foreign Currency Transactions The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of securities, other assets and other liabilities at the current rate of exchange at period end of such currencies against U.S. dollars; and

(ii) purchases and sales of securities, income and expenses at the rate of exchange quoted on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Certain Funds may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation.

Investing in securities of foreign companies and foreign governments involves special risks and consideration not typically associated with investing in securities of domestic companies and the U. S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of the United States.

Security Transactions and Related Investment Income Investment security and underlying funds transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Foreign dividends are recorded on the ex-date or as soon after the ex-date that the Fund becomes aware of such dividends, net of all taxes. Discounts/premiums are accreted/amortized for financial reporting purposes. Non-cash dividends are recorded at the fair market value of the securities received. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful, based upon consistently applied procedures. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, consent fees, and prepayment fees. These fees are recorded as income in the accompanying financial statements.

Inflation indexed securities are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Interest is accrued based upon the principal value, which is adjusted for inflation. Principal of inflation index protected securities is increased or decreased by the rate of change in the Consumer Price Index. Interest income includes accretion of discounts and amortization of premiums as well as accretion or amortization of principal of inflation index protected securities.

From time to time, certain of the Funds may invest in Real Estate Investment Trusts (“REITs”) and as a result, will estimate the components of distributions from these securities. Distributions from REITs received in excess of income are recorded as a reduction of cost of investments and/or as a realized gain.

The Funds use specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Multi-class Operations All income, expenses (except for class-specific expenses) and realized and unrealized gains (losses) are allocated to each class of shares based upon the relative net assets of each class. Dividends to shareholders from net investment income are determined at a class level and distributions from capital gains are determined at a Fund level.

Expense Allocation Expenses not directly attributable to a particular Fund are allocated based on the relative share of net assets of each Fund at the time the expense was incurred. Class-specific expenses, such as Distribution (Rule 12b-1) fees, are accrued daily and charged directly to the respective share classes.

Purchased and Written Options All Funds may purchase and sell put and call options on securities (whether or not it holds the securities in its Fund), securities indices, currencies and futures contracts.

When a Fund writes a put or call option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently “marked-to-market” to reflect the current market value of the option written. If an option expires or if the Fund enters into an offsetting purchase option, the Fund realizes a gain (or loss if the cost of an offsetting purchase option exceeds the premium received when the option was written). If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security with the proceeds of the sale increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security that the Fund purchases upon exercise of the option.

When a Fund purchases a put or call option, the premium paid by the Fund is included in the Portfolio of Investments and subsequently “marked-to-market” to reflect the current market value of the option. If the purchased option expires, the Fund realizes a loss for the cost of the option. If a Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the original cost of the option. If a Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid.

The Funds may use options to manage exposure to fluctuations in currency values. Writing puts and buying calls may increase the Fund’s exposure to the underlying instrument. Buying puts and writing calls may decrease the Fund’s exposure to the underlying instrument. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts or if the counterparties do not perform under the terms of the contract.

John Hancock Funds II

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Written options for the period ended August 31, 2006 were as follows:

	Number of Contracts	Premiums Received

Global Bond
Outstanding, beginning of period	—	—
Options written	2,919,402,503	$3,973,008
Option closed	(15,200,000)	(212,346)
Options expired	(76,402,049)	(1,266,834)
Outstanding, end of period	2,827,800,454	$2,493,828

High Income
Outstanding, beginning of period	—	—
Options written	1,000	$517,604
Option closed	—	—
Options expired	—	—
Option exercised	—	—
Outstanding, end of period	1,000	$517,604

Real Return Bond
Outstanding, beginning of period	—	—
Options written	54,802,178	$834,390
Options expired	(13,802,178)	(502,470)
Outstanding, end of period	41,000,000	$331,920

Spectrum Income
Outstanding, beginning of period	—	—
Options written	1	$652
Option closed	—	—
Options exercised	(1)	(652)
Outstanding, end of period	—	$ —

Strategic Bond
Outstanding, beginning of period	—	—
Options written	2,285	$1,261,882
Option closed	(1,110)	(842,233)
Options expired	(434)	(186,175)
Outstanding, end of period	741	$233,474

Total Return
Outstanding, beginning of period	—	—
Options written	295,504,926	$5,082,025
Option closed	(11,000,192)	(234,438)
Options expired	(7,503,180)	(748,729)
Outstanding, end of period	277,001,554	$4,098,858

Value & Restructuring
Outstanding, beginning of period	—	—
Options written	656	$429,163
Option closed	(379)	(304,390)
Options expired	(139)	(54,805)
Option exercised	(138)	(69,968)
Outstanding, end of period	—	$—

The following is a summary of open written options outstanding at August 31, 2006:

Fund	Name of Issuer	Number of Contracts	Exercise Price	Expiration Date	Value

Global Bond	Calls

	Interest Rate Swap 3 Month USD LIBOR	7,800,000	4.85%	Dec 2006	($12,090)
	Interest Rate Swap 3 Month USD LIBOR	28,000,000	5.04%	Mar 2007	(172,928)
	Interest Rate Swap 3 Month USD LIBOR	12,000,000	5.04%	Mar 2007	(74,112)
	Interest Rate Swap 3 Month USD LIBOR	3,000,000	5.04%	Mar 2007	(18,528)
	Interest Rate Swap 3 Month USD LIBOR	14,300,000	5.28%	May 2007	(186,257)
	Interest Rate Swap 3 Month USD LIBOR	81,600,000	5.315%	May 2007	(1,175,532)
	Interest Rate Swap 3 Month USD LIBOR	4,800,000	5.25%	May 2007	(76,258)
	Interest Rate Swap 3 Month USD LIBOR	6,600,000	5.25%	May 2007	(104,854)
	Interest Rate Swap 3 Month USD LIBOR	35,500,000	5.30%	May 2007	(493,308)
	Interest Rate Swap 6 Month GBP LIBOR	2,600,000	4.85%	Jun 2007	(55,668)
	Interest Rate Swap 6 Month GBP LIBOR	2,600,000	4.85%	Jun 2007	(56,141)
	Interest Rate Swap 6 Month JPY LIBOR	1,300,000,000	1.98%	Sep 2006	(182,991)

John Hancock Funds II

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED
Fund	Name of Issuer	Number of Contracts	Exercise Price	Expiration Date	Value

Global Bond	Calls

	Japanese Yen	24,000,000	JPY 120	May 2007	(183,120)
	British Telecom	5,000,000	$0.20	Jun 2008	(26,524)
	U.S.Treasury 10-Year Note Futures	170	107.00	Nov 2006	(162,031)

		1,527,800,170			($2,980,342)

Global Bond	Puts

	Interest Rate Swap 6 Month JPY LIBOR	1,300,000,000	1.98%	Sep 2006	($5,425)
	U.S.Treasury 10-Year Note Futures	141	$103.00	Nov 2006	(4,406)
	U.S.Treasury 30-Year Bonds Futures	141	104.00	Nov 2006	(4,406)
	U.S.Treasury 30-Year Bonds Futures	2	105.00	Nov 2006	(125)

		1,300,000,284			($14,362)

High Income	Calls

	Freeport McMoran Copper and Gold	55	$55.00	Nov 2006	($31,900)
	Freeport McMoran Copper and Gold	945	60.00	Jan 2007	(444,150)

		1,000			($476,050)

Real Return Bond	Calls

	Interest Rate Swap 3 Month USD LIBOR	14,000,000	5.30%	Jan 2007	($169,301)
	Interest Rate Swap 3 Month USD LIBOR	11,000,000	5.34%	Jun 2007	(173,034)
	Interest Rate Swap 3 Month USD LIBOR	2,000,000	5.325%	Jun 2007	(30,682)

		27,000,000			($373,017)

	Puts

	Interest Rate Swap 3 Month USD LIBOR	8,000,000	5.90%	Jan 2007	($6,842)
	Interest Rate Swap 3 Month USD LIBOR	6,000,000	6.10%	Jan 2007	(1,867)

		14,000,000			($8,709)

Strategic Bond	Calls

	Eurodollar Futures	27	$94.375	Sep 2006	($15,525)
	Eurodollar Futures	38	94.50	Sep 2006	(10,212)
	Eurodollar Futures	188	94.75	Sep 2006	(1,175)
	Eurodollar Futures	11	94.875	Sep 2006	(69)
	U.S.Treasury 5-Year Note Futures	45	104.50	Nov 2006	(40,781)
	U.S.Treasury 10-Year Note Futures	119	107.00	Nov 2006	(113,422)
	U.S.Treasury 10-Year Note Futures	85	108.00	Nov 2006	(45,156)
	U.S.Treasury 10-Year Note Futures	27	109.00	Nov 2006	(7,172)
	U.S.Treasury 30-Year Bonds Futures	2	111.00	Nov 2006	(2,656)

		542			($236,168)

	Puts

	Eurodollar Futures	16	$94.50	Sep 2006	($200)
	Eurodollar Futures	54	94.625	Sep 2006	(3,712)
	Eurodollar Futures	10	94.50	Dec 2006	(875)
	U.S.Treasury 10-Year Note Futures	5	104.00	Nov 2006	(313)
	U.S.Treasury 10-Year Note Futures	27	105.00	Nov 2006	(3,797)
	U.S.Treasury 30-Year Bonds Futures	54	100.00	Nov 2006	(844)
	U.S.Treasury 30-Year Bonds Futures	27	103.00	Nov 2006	(422)
	U.S.Treasury 30-Year Bonds Futures	6	107.00	Nov 2006	(1,125)

		199			($11,288)

John Hancock Funds II

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED
Fund	Name of Issuer	Number of Contracts	Exercise Price	Expiration Date	Value

Total Return	Calls

	Eurodollar Futures	38	$95.50	Sep 2006	($237)
	Interest Rate Swap 3 Month USD LIBOR	12,000,000	4.85%	Dec 2006	(18,600)
	Interest Rate Swap 3 Month USD LIBOR	11,900,000	5.24%	Feb 2007	(116,555)
	Interest Rate Swap 3 Month USD LIBOR	13,000,000	5.04%	Mar 2007	(80,288)
	Interest Rate Swap 3 Month USD LIBOR	7,000,000	5.04%	Mar 2007	(43,232)
	Interest Rate Swap 3 Month USD LIBOR	26,800,000	5.315%	May 2007	(386,082)
	Interest Rate Swap 3 Month USD LIBOR	22,000,000	5.30%	May 2007	(305,712)
	Interest Rate Swap 3 Month USD LIBOR	4,000,000	5.325%	Jun 2007	(61,365)
	Interest Rate Swap 3 Month USD LIBOR	23,000,000	5.34%	Jun 2007	(361,798)
	Interest Rate Swap 3 Month USD LIBOR	23,000,000	5.60%	Jun 2007	(543,095)
	Interest Rate Swap 3 Month USD LIBOR	36,300,000	5.50%	Jul 2007	(900,867)
	Interest Rate Swap 3 Month USD LIBOR	62,000,000	5.37%	Jul 2007	(1,056,378)
	Interest Rate Swap 6 Month EURIBOR	4,000,000	4.10%	Jul 2007	(80,387)
	Interest Rate Swap 6 Month EURIBOR	9,000,000	4.23%	Jul 2007	(218,780)
	Interest Rate Swap 6 Month EURIBOR	14,000,000	4.10%	Jul 2007	(281,353)
	Interest Rate Swap 6 Month EURIBOR	9,000,000	4.10%	Jul 2007	(180,870)
	U.S.Treasury 30-Year Bonds Futures	321	111.00	Nov 2006	(426,328)

		277,000,359			($5,061,927)

	Puts

	Eurodollar Futures	50	$95.00	Sep 2006	($49,375)
	Eurodollar Futures	627	95.25	Dec 2006	(936,581)
	Eurodollar Futures	88	95.00	Dec 2006	(79,200)
	Eurodollar Futures	34	95.50	Dec 2006	(71,825)
	Eurodollar Futures	40	95.25	Mar 2007	(50,500)
	Eurodollar Futures	36	94.75	Mar 2007	(13,950)
	U.S.Treasury 30-Year Bonds Futures	169	105.00	Nov 2006	(10,563)
	U.S.Treasury 30-Year Bonds Futures	151	104.00	Nov 2006	(4,719)

		1,195			($1,216,713)

The following is a summary of forward volatility options with premiums to be determined on a future date outstanding at August 31, 2006:
			Notional	Unrealized
Fund	Name of Issuer		Amount	Depreciation

Global Bond	Call & Put

	U.S. Dollar Forward Delta/Neutral Straddle vs. Japanese Yen
	Strike and premium determined on 2/13/2007,
	based upon implied volatility parament of 8.80%		$17,900,000	($22,769)

	U.S. Dollar Forward Delta/Neutral Straddle vs. Japanese Yen
	Strike and premium determined on 1/17/2007,
	based upon implied volatility parament of 8.75%		$10,500,000	(9,182)

				($31,951)

Securities Lending All Funds, with the exception of Absolute Return, may lend securities in amounts up to 33 1 / 3 % of each Fund’s total non-cash assets to brokers, dealers and other financial institutions, provided such loans are callable at any time and are at all times fully secured by cash, cash equivalents or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, marked to market to the value of the loaned securities on a daily basis. The Funds may bear the risk of delay in recovery of, or even of rights in, the securities loaned should the borrower of the securities fail financially. Consequently, loans of Fund securities will only be made to firms deemed by the subadvisers to be creditworthy. The Funds receive compensation for lending their securities either in the form of fees or by retaining a portion of interest on the investment of any cash received as collateral. Cash collateral is invested in the State Street Navigator Securities Lending Prime Portfolio.

John Hancock Funds II

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

All collateral received will be in an amount equal to at least 100% of the market value of the loaned securities and is intended to be maintained at that level during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund the next business day. During the loan period, the Fund continues to retain rights of ownership, including dividends and interest of the loaned securities. As of August 31, 2006 the values of securities loaned, cash and securities collateral were as follows:

Fund	Value of Securities Loaned	Value of Cash Collateral	Value of Securities Collateral

Active Bond	$81,697,633	$83,363,396	—
All Cap Core	12,028,205	12,324,387	—
All Cap Growth	6,928,300	7,097,453	—
All Cap Value	16,658,524	17,067,785	—
Blue Chip Growth	47,949,100	48,982,997	—
Capital Appreciation	18,108,656	18,532,002	—
Core Bond	18,991,238	19,381,094	—
Emerging Growth	37,271,615	38,275,542	—
Equity-Income	40,404,082	41,370,005	—
Fundamental Value	22,455,397	22,927,961	—
Global Bond	9,124,648	9,309,000	—
Global Real Estate	41,422,785	43,240,359	—
High Income	59,127,174	60,455,958	—
High Yield	279,406,317	285,165,979	—
International Equity Index	56,232,027	59,053,314	—
International Opportunities	102,487,713	107,481,210	—
International Small Cap	46,558,890	49,186,127	—
International Small Company	37,750,230	39,707,208	$7,162
International Stock	978,177	1,028,026	—
International Value	100,205,333	104,966,722	—
Investment Quality Bond	30,020,994	30,637,942	—
Large Cap	6,464,141	6,601,703	—
Large Cap Value	14,553,765	14,896,485	—
Mid Cap Core	19,407,625	19,867,086	—
Mid Cap Index	30,056,185	30,804,574	—
Mid Cap Stock	71,681,651	73,452,448	—
Mid Cap Value	20,377,144	20,909,218	—
Mid Cap Value Equity	16,791,394	17,229,156	—
Natural Resources	71,298,145	72,883,888	—
Quantitative Mid Cap	41,490,539	42,435,825	—
Quantitative Value	24,016,341	24,592,740	—
Real Estate Equity	33,658,317	34,447,109	—
Real Return Bond	11,000,333	11,227,436	—
Small Cap	54,437,362	55,917,662	—
Small Cap Index	31,219,839	32,156,326	6,563
Small Cap Opportunities	61,872,659	63,456,325	—
Small Company	22,846,131	23,408,260	—
Small Company Value	93,113,462	95,479,263	—
Special Value	30,324,584	31,115,018	—
Spectrum Income	81,569,665	83,287,899	—
Strategic Bond	48,170,381	49,146,472	—
Strategic Income	69,120,975	70,775,414	—
Strategic Value	13,033,306	13,329,847	—
Total Return	27,645,085	28,221,891	—
U.S. Global Leaders Growth	2,766,722	2,825,622	—
U.S. High Yield Bond	35,968,218	36,710,913	—
U.S. Multi Sector	57,531,004	59,044,947	—
Value & Restructuring	41,400,946	42,492,506	—
Vista	13,612,271	13,929,842	—

Dollar Rolls All Funds, with the exception of Absolute Return, may enter into mortgage dollar rolls in which they sell debt securities for delivery currently and simultaneously contract to repurchase similar, but not identical, securities at the same price or a lower price on an agreed upon date. The Funds receive compensation as consideration for entering into the commitment to repurchase. The compensation is the difference between the current sale price and the forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. A Fund may also be compensated by the receipt of a commitment fee. As the holder, the counterparty receives all principal and interest payments, including prepayments, made with respect to the similar security. Dollar rolls may be renewed with a new sale and repurchase price with a cash settlement made at renewal without physical delivery of the securities subject to the contract.

John Hancock Funds II

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Futures All Funds may purchase and sell financial futures contracts and options on those contracts. The Funds invest in contracts based on financial instruments such as U.S. Treasury Bonds or Notes on securities indices such as the S&P 500 Index, in order to hedge against a decline in the value of securities owned by the Funds.

Upon entering into futures contracts, a Fund is required to deposit with a broker an amount, termed the initial margin, which typically represents a certain percentage of the purchase price indicated in the futures contract. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates, making the long or short positions in the contract more or less valuable. If the position is closed out by taking an opposite position prior to the settlement date of the futures contract, a final determination of variation margin is made, cash is required to be paid to or released by the broker, and the Fund realizes a gain or loss.

When a Fund sells a futures contract based on a financial instrument, the Fund becomes obligated to deliver that kind of instrument at an agreed upon date for a specified price. The Fund realizes a gain or loss depending on whether the price of an offsetting purchase is less or more than the price of the initial sale or on whether the price of an offsetting sale is more or less than the price of the initial purchase. The Fund could be exposed to risks if it could not close out futures positions because of an illiquid secondary market or the inability of counterparties to meet the terms of their contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

The following is a summary of open futures contracts at August 31, 2006:

					Unrealized
Fund	Open Contracts	Number of Contracts	Position	Expiration Date	Appreciation (Depreciation)

Global Bond	5 Year German Euro-BOBL	666	Long	Sep 2006	$1,040,236
	5 Year German Euro-BOBL	334	Long	Dec 2006	68,363
	10 Year German Euro-BUND	190	Long	Sep 2006	507,748
	10 Year German Euro-BUND	36	Long	Dec 2006	6,668
	Canadian Bankers' Acceptance	230	Long	Dec 2006	135,635
	Eurodollar	275	Long	Sep 2006	(337,963)
	Eurodollar	88	Long	Dec 2006	18,700
	Eurodollar	417	Long	Jun 2007	182,437
	Eurodollar	222	Long	Sep 2007	188,700
	Eurodollar	35	Long	Sep 2008	24,500
	Eurodollar	35	Long	Dec 2008	24,500
	Eurodollar	35	Long	Mar 2009	24,063
	Eurodollar	35	Long	Jun 2009	24,062
	Japan 10 Year Government Bonds	46	Long	Sep 2006	1,190,405
	Japan 10 Year Government Bonds	31	Long	Dec 2006	59,052
	U.S. Treasury 5-Year Note	1,278	Long	Dec 2006	313,756
	U.S. Treasury 10-Year Note	172	Long	Dec 2006	75,250
	U.S. Treasury 30-Year Bonds	90	Long	Sep 2006	241,875
	Canadian Bankers' Acceptance	230	Short	Jun 2007	(171,938)

					$3,616,049

International Equity Index	All Share Index	95	Long	Sep 2006	$429,475
	CAC 40 10 Euro Index	6	Long	Sep 2006	11,002
	DAX Index	1	Long	Sep 2006	1,421
	FTSE 100 Index	9	Long	Sep 2006	19,157
	IBEX 35 Index	1	Long	Sep 2006	1,479
	MSCI Taiwan Stock Index	193	Long	Sep 2006	112,839
	OMX 30 Index	9	Long	Sep 2006	1,917
	S&P/Canada 60 Index	2	Long	Sep 2006	4,240
	SPI 200 Future	2	Long	Sep 2006	3,772
	TOPIX Index	7	Long	Sep 2006	23,472

					$608,774

International Stock	DAX Index	13	Long	Sep 2006	$66,503
	MSCI Singapore Stock Index	13	Long	Sep 2006	7,382
	TOPIX Index	9	Long	Sep 2006	93,467
	CAC 40 10 Euro Index	4	Short	Sep 2006	(2,368)
	EOE Dutch Stock Index	1	Short	Sep 2006	(1,237)
	FTSE 100 Index	12	Short	Sep 2006	(6,485)
	OMX 30 Index	3	Short	Sep 2006	(840)
	S&P/Toronto Stock Exchange 60 Index	12	Short	Sep 2006	(14,631)
	SPI 200 Index	5	Short	Sep 2006	(15,388)

					$126,403

John Hancock Funds II

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

					Unrealized
Fund	Open Contracts	Number of Contracts	Position	Expiration Date	Appreciation (Depreciation)

Investment Quality Bond	U.S. Treasury 5-Year Note	26	Short	Dec 2006	($6,579)
	U.S. Treasury 10-Year Note	55	Short	Dec 2006	(44,319)

					($50,898)

Mid Cap Index	S&P Mid Cap 400 Index	31	Long	Sep 2006	$232,383

					$232,383

Real Return Bond	Eurodollar	141	Long	Dec 2006	($205,075)
	Eurodollar	249	Long	Mar 2007	(308,375)
	Eurodollar	120	Long	Jun 2007	(116,325)
	Eurodollar	249	Long	Sep 2007	(150,013)
	Eurodollar	108	Long	Dec 2007	(57,950)
	Eurodollar	65	Long	Sep 2008	12,187
	Eurodollar	65	Long	Dec 2008	12,188
	Eurodollar	65	Long	Mar 2009	11,375
	Eurodollar	65	Long	Jun 2009	13,000
	U.S. Treasury 5-Year Note	50	Long	Dec 2006	11,719
	U.S. Treasury 10-Year Note	201	Long	Dec 2006	87,938
	U.S. Treasury 30-Year Bonds	72	Short	Dec 2006	(9,000)

					($698,331)

Small Cap Index	Russell 2000 Index	14	Long	Sep 2006	$199,152

					$199,152

Spectrum Income	U.S. Treasury 5-Year Note	21	Long	Dec 2006	$6,478
	U.S. Treasury 10-Year Note	33	Long	Dec 2006	13,531
	U.S. Treasury 30-Year Bonds	7	Long	Dec 2006	5,003
	10 Year Mini Japan Government Bond	10	Short	Sep 2006	(33,017)
	U.S. Treasury 10-Year Note	17	Short	Dec 2006	(4,295)
	U.S. Treasury 30-Year Bonds	8	Short	Dec 2006	(5,782)

					($18,082)

Strategic Bond	Eurodollar	10	Long	Sep 2006	$2,637
	Eurodollar	33	Long	Dec 2006	11,210
	Eurodollar	13	Long	Mar 2007	8,523
	Eurodollar	9	Long	Mar 2008	6,930
	Japanese Yen	225	Long	Sep 2006	(664,788)
	U.S. Treasury 30-Year Bonds	4	Long	Sep 2006	4,980
	Euro Currency	100	Short	Sep 2006	89,500
	Eurodollar	16	Short	Sep 2007	(4,230)
	U.S. Treasury 5-Year Note	307	Short	Dec 2006	(55,816)
	U.S. Treasury 10-Year Note	243	Short	Sep 2006	(166,136)
	U.S. Treasury 10-Year Note	352	Short	Dec 2006	(171,689)
	U.S. Treasury 30-Year Bonds	247	Short	Dec 2006	(325,860)

					($1,264,739)

John Hancock Funds II

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

					Unrealized
Fund	Open Contracts	Number of Contracts	Position	Expiration Date	Appreciation (Depreciation)

Total Return	5 Year German Euro-BOBL	35	Long	Sep 2006	$40,296
	5 Year German Euro-BOBL	18	Long	Dec 2006	3,684
	10 Year German Euro-BUND	22	Long	Sep 2006	48,923
	10 Year German Euro-BUND	4	Long	Dec 2006	662
	Eurodollar	1,872	Long	Dec 2006	(823,550)
	Eurodollar	1,563	Long	Mar 2007	(1,261,775)
	Eurodollar	1,818	Long	Jun 2007	(730,525)
	Eurodollar	1,655	Long	Sep 2007	(81,116)
	Eurodollar	907	Long	Dec 2007	476,450
	Eurodollar	178	Long	Mar 2008	144,725
	Eurodollar	39	Long	Jun 2008	26,813
	LIBOR	43	Long	Jun 2007	3,067
	LIBOR	76	Long	Sep 2007	11,391
	LIBOR	48	Long	Dec 2007	8,744
	U.S. Treasury 5-Year Note	344	Long	Dec 2006	80,627
	U.S. Treasury 10-Year Note	621	Long	Dec 2006	213,622
	U.S. Treasury 30-Year Bonds	93	Long	Sep 2006	257,531

					($1,580,431)

U.S. Government Securities	U.S. Treasury 2-Year Note	11	Long	Dec 2006	$2,867
	U.S. Treasury 5-Year Note	102	Long	Dec 2006	35,803
	U.S. Treasury 30-Year Bonds	15	Long	Dec 2006	11,175
	U.S. Treasury 10-Year Note	20	Short	Sep 2006	(35,881)
	U.S. Treasury 10-Year Note	49	Short	Dec 2006	(25,050)

					($11,086)

U.S. Multi Sector	S&P 500 Index	110	Long	Sep 2006	$993,904

					$993,904

Swap Contracts All Funds may enter into interest rate swaps. Interest rate swaps involve the exchange of commitments to pay or receive interest of one instrument for that of another instrument (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional principal amount). The Funds settle accrued net receivable or payable balances under the swap contracts on a periodic basis. Accrued interest receivable or payable on the swap contracts is recorded as realized gain or loss. The Funds record changes in the value of the swaps as unrealized gains or losses on swap contracts.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as “guarantor” receiving periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. Certain Funds may enter into credit default swaps in which either they or their counterparties act as guarantors. By acting as the guarantor of a swap, a Fund assumes the market and credit risk of the underlying instrument including liquidity and loss of value.

Swap contracts are subject to risks related to the counterparty’s ability to perform under the contract, and may decline in value if the counterparty’s creditworthiness deteriorates. The risks may arise from unanticipated movement in interest rates. The Funds may also suffer losses if it is unable to terminate outstanding swap contracts or reduce its exposure through offsetting transactions.

The Funds had the following interest rate swap contracts open at August 31, 2006:

						Unrealized
	Notional		Payments Made	Payments Received	Termination	Appreciation
Fund	Amount	Currency	by Fund	by Fund	Date	(Depreciation)

Global Bond
	$6,000,000	AUD	6 Month BBR-BBSW	Fixed 6.00%	Jun 2009	($19,789)
	18,200,000	AUD	6 Month BBA-BBSW	Fixed 6.00%	Dec 2011	(126,981)
	10,500,000	AUD	Fixed 6.00%	6 Month BBA-BBSW	Dec 2016	84,426
	1,500,000	EUR	Fixed 4.00%	6 Month EURIBOR	Dec 2011	(13,669)
	14,600,000	EUR	Fixed 4.00%	6 Month EURIBOR	Dec 2011	(133,045)
	27,600,000	EUR	Fixed 4.00%	6 Month EURIBOR	Dec 2011	(251,509)
	13,400,000	EUR	Fixed 4.00%	6 Month EURIBOR	Dec 2014	(51,875)
	15,900,000	EUR	Fixed 4.00%	6 Month EURIBOR	Dec 2014	(61,553)
	18,500,000	EUR	Fixed 4.00%	6 Month EURIBOR	Dec 2014	(71,618)
	400,000	EUR	6 Month EURIBOR	Fixed 6.00%	Jun 2034	72,833
	500,000	EUR	6 Month EURIBOR	Fixed 6.00%	Jun 2034	92,199
	13,600,000	EUR	6 Month EURIBOR	Fixed 6.00%	Jun 2034	2,476,314
	80,000,000	GBP	6 Month LIBOR	Fixed 5.00%	Jun 2009	(438,661)
	5,300,000	GBP	6 Month LIBOR	Fixed 5.00%	Sep 2010	(43,478)
	9,400,000	GBP	6 Month LIBOR	Fixed 5.00%	Sep 2010	(77,113)

John Hancock Funds II

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

						Unrealized
	Notional		Payments Made	Payments Received	Termination	Appreciation
Fund	Amount	Currency	by Fund	by Fund	Date	(Depreciation)

Global Bond
	18,700,000	GBP	6 Month LIBOR	Fixed 5.00%	Sep 2010	(153,405)
	200,000	GBP	6 Month LIBOR	Fixed 5.00%	Sep 2015	1,529
	2,100,000	GBP	6 Month LIBOR	Fixed 5.00%	Sep 2015	16,051
	12,700,000	GBP	Fixed 4.50%	6 Month LIBOR	Sep 2017	10,376
	2,300,000	GBP	Fixed 4.10%	6 Month LIBOR	Jun 2036	258,950
	23,400,000,000	JPY	6 Month LIBOR	Fixed 1.00%	Mar 2008	469,921
	2,700,000,000	JPY	6 Month LIBOR	Fixed 1.00%	Sep 2008	23,663
	5,900,000,000	JPY	Fixed 1.50%	6 Month LIBOR	Dec 2010	(626,753)
	4,100,000,000	JPY	Fixed 2.00%	6 Month LIBOR	Dec 2013	(1,095,952)
	4,200,000	USD	3 Month LIBOR	Fixed 5.00%	Dec 2011	(30,665)
	30,600,000	USD	Fixed 5.00%	3 Month LIBOR	Dec 2011	223,827
	71,100,000	USD	3 Month LIBOR	Fixed 5.00%	Dec 2011	520,068
	20,300,000	USD	Fixed 5.00%	3 Month LIBOR	Dec 2016	448,707
	2,300,000	USD	3 Month LIBOR	Fixed 5.00%	Dec 2036	(139,331)
	5,100,000	USD	3 Month LIBOR	Fixed 5.00%	Dec 2036	(308,952)
	5,100,000	USD	3 Month LIBOR	Fixed 5.00%	Dec 2036	(308,952)
	13,100,000	USD	3 Month LIBOR	Fixed 5.00%	Dec 2036	(793,583)

						($48,020)

Real Return Bond
	$2,200,000	EUR	FRCPXTOB	Fixed 2.04%	Feb 2011	($10,817)
	5,500,000	EUR	FRCPXTOB	Fixed 2.1375%	Jan 2016	(42,234)
	1,500,000	GBP	Fixed 4.25%	6 Month LIBOR-BBA	Jun 2036	100,227
	2,300,000	USD	3 Month LIBOR-BBA	Fixed 5.00%	Dec 2008	(6,714)
	2,400,000	USD	3 Month LIBOR-BBA	Fixed 5.00%	Dec 2008	(7,006)
	126,000,000	USD	3 Month LIBOR-BBA	Fixed 5.00%	Jun 2009	21,189
	3,100,000	USD	Fixed 5.00%	3 Month LIBOR-BBA	Dec 2013	40,286
	1,400,000	USD	Fixed 5.00%	3 Month LIBOR-BBA	Dec 2016	30,945
	6,700,000	USD	Fixed 5.00%	3 Month LIBOR-BBA	Dec 2021	250,562
	7,100,000	USD	Fixed 5.00%	3 Month LIBOR-BBA	Dec 2026	347,399
	11,500,000	USD	Fixed 5.00%	3 Month LIBOR-BBA	Dec 2036	696,656
	6,400,000	USD	Fixed 5.00%	3 Month LIBOR-BBA	Dec 2036	387,705

						$1,808,198

Total Return
	$5,500,000	EUR	6 Month EURIBOR	Fixed 6.00%	Jun 2034	$1,001,450
	400,000	GBP	Fixed 4.00%	6 Month LIBOR BBA	Dec 2035	5,891
	20,400,000	USD	3 Month LIBOR BBA	Fixed 5.00%	Dec 2008	(59,548)
	20,000,000	USD	3 Month LIBOR BBA	Fixed 5.00%	Dec 2011	(146,292)
	2,600,000	USD	3 Month LIBOR BBA	Fixed 5.00%	Dec 2013	(37,448)
	16,500,000	USD	3 Month LIBOR BBA	Fixed 5.00%	Dec 2016	(364,713)
	1,300,000	USD	3 Month LIBOR BBA	Fixed 5.00%	Dec 2035	(53,418)
	2,700,000	USD	3 Month LIBOR BBA	Fixed 5.00%	Dec 2036	(163,563)
	1,700,000	USD	3 Month LIBOR BBA	Fixed 5.00%	Dec 2036	(102,984)

						$79,375

John Hancock Funds II

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

The Funds had the following credit default swap contracts open on August 31, 2006:
							Unrealized
				Buy/Sell	(Pay)/Receive	Termination	Appreciation
Fund	Default Amount	Issuer	Notional Amount	Protection†	Fixed Rate	Date	(Depreciation)

Global Bond
	$10,000,000	Federative Republic of Brazil	$4,100,000	Sell	1.38%	Aug 2011	$14,677
	10,000,000	Federative Republic of Brazil	2,300,000	Buy	(2.18)	Aug 2016	(18,120)
	10,000,000	Federative Republic of Brazil	2,000,000	Sell	1.37	Aug 2011	6,302
	10,000,000	Federative Republic of Brazil	1,100,000	Buy	(2.16)	Aug 2016	(7,105)
	10,000,000	Federative Republic of Brazil	1,500,000	Buy	(2.135)	Aug 2016	(7,028)
	10,000,000	Federative Republic of Brazil	2,700,000	Sell	1.345	Aug 2011	5,617
	10,000,000	Federative Republic of Brazil	4,000,000	Sell	1.34	Aug 2011	7,465
	10,000,000	Federative Republic of Brazil	2,200,000	Buy	(2.13)	Aug 2016	(9,527)
	10,000,000	Federative Republic of Brazil	5,000,000	Sell	1.28	Aug 2011	(3,524)
	10,000,000	Federative Republic of Brazil	2,800,000	Buy	(2.06)	Aug 2016	1,784
	10,000,000	Federative Republic of Brazil	3,100,000	Sell	1.35	Aug 2011	7,113
	10,000,000	Federative Republic of Brazil	1,700,000	Buy	(2.14)	Aug 2016	(8,568)
	10,000,000	Russian Federation	1,800,000	Sell	0.30	Sep 2006	172

							($10,742)
Total Return
	$10,000,000	General Motors Acceptance Corp.	$4,600,000	Sell	2.10%	Dec 2006	$21,484
	10,000,000	Federative Republic of Brazil	900,000	Sell	1.66	Mar 2013	1,116
	10,000,000	Russian Federation	300,000	Sell	0.39	Sep 2006	45

							$22,645
† If the fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the fund will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances, take delivery of the security.
BBA — British Bankers Association
BBSW — Bank Bill Swap Rates
BBR — Bank Bill Rate
CDOR — Canadian Dollar Offered Rate
CBK — Canada Bankers Acceptance
FRCPXTOB — French CPI Ex Tobacco

Currency symbols are defined as follows:

AUD Australian Dollar
EUR European Currency
GBP British Pound
JPY Japanese Yen

Forward Foreign Currency Contracts All Funds, with the exception of U.S. Government Securities, may purchase and sell forward foreign currency contracts in order to hedge a specific transaction or Fund position. Forward foreign currency contracts are valued at forward foreign currency exchange rates and marked to market daily. Net realized gains (losses) on foreign currency and forward foreign currency contracts shown in the Statements of Operations include net gains or losses realized by a Fund on contracts that have matured.

The net U.S. dollar value of foreign currency underlying all contractual commitments held at the end of the period, the resulting net unrealized appreciation (depreciation) and related net receivable or payable amount are determined using forward foreign currency exchange rates supplied by a quotation service. The Funds could be exposed to risks in excess of amounts recognized on the Statements of Assets and Liabilities if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the forward foreign currency contract changes unfavorably.

At August 31, 2006 certain Funds entered into forward foreign currency contracts, which contractually obligate the Funds to deliver currencies at future dates. Open forward foreign currency contracts at August 31, 2006 were as follows:

				Unrealized
		Principal Amount	Settlement	Appreciation
Fund	Currency	Covered by Contract	Date	(Depreciation)

Global Bond	Buys

	Australian Dollar	1,295,800	Sep 2006	$1,114
	Australian Dollar	2,650,000	Sep 2006	12,684
	Australian Dollar	6,471,000	Sep 2006	3,221
	Australian Dollar	1,958,000	Sep 2006	(813)
	Australian Dollar	1,213,000	Sep 2006	4,249
	Canadian Dollar	13,836,000	Sep 2006	372,783
	Chilean Peso	56,050,000	Sep 2006	879

John Hancock Funds II

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

				Unrealized
		Principal Amount	Settlement	Appreciation
Fund	Currency	Covered by Contract	Date	(Depreciation)

Global Bond	Buys

	Chilean Peso	56,050,000	Sep 2006	$614
	Chinese Yuan Renminbi	2,375,000	Mar 2007	(4,576)
	Chinese Yuan Renminbi	1,662,000	Mar 2007	(3,119)
	Chinese Yuan Renminbi	20,396,936	May 2007	(41,869)
	Chinese Yuan Renminbi	12,748,556	May 2007	(25,816)
	Chinese Yuan Renminbi	2,974,000	May 2007	(6,485)
	Chinese Yuan Renminbi	14,957,092	Aug 2007	(7,875)
	Chinese Yuan Renminbi	13,844,137	Aug 2007	(5,661)
	Danish Krone	27,028,000	Sep 2006	(30,854)
	Euro	38,081,000	Sep 2006	(85,603)
	Euro	520,000	Sep 2006	(5,561)
	Indian Rupee	7,958,000	Feb 2007	674
	Japanese Yen	19,263,992,000	Sep 2006	(1,418,685)
	Japanese Yen	51,600,000	Sep 2006	(4,295)
	Japanese Yen	62,000,000	Sep 2006	(7,462)
	Mexican Peso	1,503,150	Dec 2006	305
	Mexican Peso	1,526,850	Dec 2006	340
	New Taiwan Dollar	31,798,000	Feb 2007	(9,960)
	New Taiwan Dollar	23,926,000	Feb 2007	(6,258)
	Polish Zloty	33,770	Nov 2006	25
	Polish Zloty	46,230	Nov 2006	26
	Pound Sterling	18,387,000	Sep 2006	803,571
	Pound Sterling	298,000	Sep 2006	3,499
	Pound Sterling	688,000	Sep 2006	(6,076)
	Singapore Dollar	1,829,000	Sep 2006	(1,488)
	South African Rand	379,000	Oct 2006	(2,219)
	South Korean Won	1,446,869,000	Feb 2007	1,489
	Swedish Krona	33,619,000	Sep 2006	(42,552)

				($511,754)

	Sells

	Canadian Dollar	1,944,651	Sep 2006	($41,938)
	Euro	22,426,598	Sep 2006	(227,115)
	Japanese Yen	8,535,656	Sep 2006	18,229
	Japanese Yen	12,506,803	Sep 2006	232,833
	New Taiwan Dollar	546,207	Sep 2006	17,608
	New Zealand Dollar	2,008,568	Sep 2006	(50,532)
	New Zealand Dollar	4,932,448	Sep 2006	(99,907)
	New Zealand Dollar	1,493,758	Sep 2006	3,179

				($147,643)

High Income	Sells

	Canadian Dollar	9,944,578	Sep 2006	($184,378)

				($184,378)

International Equity Index	Buys

	Australian Dollar	125,000	Sep 2006	$4,098
	Australian Dollar	125,000	Sep 2006	526
	Canadian Dollar	127,000	Sep 2006	1,535
	Canadian Dollar	137,000	Sep 2006	502
	Euro	97,000	Sep 2006	1,771
	Euro	490,000	Sep 2006	229
	Japanese Yen	65,000,000	Sep 2006	(4,182)
	Japanese Yen	46,200,000	Sep 2006	(6,902)
	Pound Sterling	228,000	Sep 2006	18,258
	Pound Sterling	294,000	Sep 2006	1,541
	South African Rand	17,940,000	Sep 2006	64,808
	Swedish Krona	838,000	Sep 2006	761

				$82,945

John Hancock Funds II

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

				Unrealized
		Principal Amount	Settlement	Appreciation
Fund	Currency	Covered by Contract	Date	(Depreciation)

International Stock	Buys

	Japanese Yen	386,100,000	Nov 2006	($7,466)
	Norwegian Krone	11,200,000	Nov 2006	(12,832)
	Swedish Krona	18,560,000	Nov 2006	(15,425)
	Swiss Franc	5,383,000	Nov 2006	($32,598)

				($68,321)

	Sells

	Australian Dollar	1,068,362	Nov 2006	$2,064
	Euro	5,116,637	Nov 2006	26,278
	Pound Sterling	4,010,084	Nov 2006	10,924

				$39,266

Global Real Estate	Buys

	Australian Dollar	3,179,000	Sep 2006	$9,886
	Hong Kong Dollar	19,371,000	Sep 2006	238

				$10,124

	Sells

	Australian Dollar	38,615,916	Sep 2006	($46,635)
	Canadian Dollar	10,935,782	Sep 2006	(39,235)
	Danish Krone	1,897,759	Sep 2006	(531,303)
	Euro	35,150,529	Sep 2006	(84,024)
	Hong Kong Dollar	23,573,185	Sep 2006	2,301
	Japanese Yen	50,751,729	Sep 2006	387,502
	Pound Sterling	44,895,287	Sep 2006	(311,123)
	Singapore Dollar	9,924,211	Sep 2006	(35,838)
	Swedish Krona	5,991,407	Sep 2006	30,830

				($627,525)

Real Return Bond	Buys

	Japanese Yen	1,190,106,000	Nov 2006	($200,724)
	Japanese Yen	1,190,106,000	Nov 2006	(227,858)

				($428,582)

	Sells

	Canadian Dollar	482,281	Sep 2006	($14,818)
	Euro	106,073,073	Sep 2006	(227,782)

				($242,600)

Spectrum Income	Buys

	Australian Dollar	280,351	Nov 2006	($120)
	Brazilian Real	541,200	Jan 2007	(1,398)
	Canadian Dollar	2,180,884	Nov 2006	1,608
	Chinese Yuan Renminbi	5,099,277	Oct 2006	(9,953)
	Czech Koruna	3,360,168	Nov 2006	(1,243)
	Danish Krone	267,039	Nov 2006	5
	Euro	2,751,646	Nov 2006	(6,912)
	Hungarian Forint	36,861,000	Nov 2006	(79)
	Japanese Yen	1,778,637,396	Nov 2006	(184,184)
	Malaysian Ringgit	223,328	Nov 2006	(61)
	Norwegian Krone	930,000	Nov 2006	(1,305)
	Philippine Peso	25,857,740	Sep 2006	$9,023
	Philippine Peso	21,929,860	Oct 2006	13,367
	Polish Zloty	241,230	Nov 2006	(553)
	Pound Sterling	295,255	Nov 2006	273
	Singapore Dollar	336,775	Nov 2006	17
	South Korean Won	2,036,867,000	Nov 2006	6,447
	Swedish Krona	9,831,847	Nov 2006	(20,849)
	Thailand Baht	6,977,928	Nov 2006	(120)

				($196,037)

John Hancock Funds II

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

				Unrealized
		Principal Amount	Settlement	Appreciation
Fund	Currency	Covered by Contract	Date	(Depreciation)

Spectrum Income	Sells

	Brazilian Real	599,102	Sep 2006	($25,722)
	Brazilian Real	1,061,000	Nov 2006	82
	Brazilian Real	882,000	Jan 2007	3,855
	Chinese Yuan Renminbi	652,081	Oct 2006	9,034
	Danish Krone	42,391	Nov 2006	157
	Euro	3,260,572	Nov 2006	31,481
	Japanese Yen	88,305	Nov 2006	763
	Mexican Peso	849,422	Sep 2006	$7,085
	Mexican Peso	554,995	Sep 2006	5,796
	Mexican Peso	741,361	Sep 2006	214
	Mexican Peso	416,531	Oct 2006	(4,083)
	Mexican Peso	669,633	Nov 2006	3,224
	Mexican Peso	2,640,080	Nov 2006	24,881
	Polish Zloty	860,423	Oct 2006	181
	Polish Zloty	2,787,033	Nov 2006	14,721
	Polish Zloty	827,579	Nov 2006	14,535
	Pound Sterling	2,536,992	Nov 2006	(8,008)
	South African Rand	250,086	Nov 2006	2,123
	Turkish Lira	449,138	Oct 2006	(47,226)
	Turkish Lira	835,528	Nov 2006	2,301

				$35,394

Strategic Income	Buys

	Australian Dollar	3,400,000	Sep 2006	($6,767)
	Canadian Dollar	19,500,753	Sep 2006	136,679
	Canadian Dollar	1,510,299	Sep 2006	15,930
	Canadian Dollar	1,086,682	Sep 2006	12,806
	Canadian Dollar	2,557,233	Sep 2006	12,788
	Euro	3,000,000	Sep 2006	1,177
	Euro	3,500,000	Sep 2006	175
	Euro	2,900,000	Sep 2006	(34,246)
	Euro	1,300,000	Sep 2006	(11,731)
	Euro	700,000	Sep 2006	(1,956)
	New Zealand Dollar	1,400,000	Sep 2006	19,603

				$144,458

	Sells

	Australian Dollar	9,592,925	Sep 2006	($433,552)
	Canadian Dollar	29,459,359	Sep 2006	(160,047)
	Canadian Dollar	300,000	Sep 2006	(3,019)
	Canadian Dollar	8,579,195	Sep 2006	(56,036)
	Canadian Dollar	600,000	Sep 2006	(226)
	Canadian Dollar	5,800,000	Sep 2006	(10,727)
	Canadian Dollar	1,400,000	Sep 2006	(1,022)
	Euro	29,145,963	Sep 2006	(457,520)
	Euro	1,799,014	Sep 2006	4,863
	New Zealand Dollar	9,340,530	Sep 2006	(851,921)
	Pound Sterling	4,359,650	Sep 2006	(17,312)
	Pound Sterling	2,992,968	Sep 2006	(147,027)

				($2,133,546)

John Hancock Funds II

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

				Unrealized
		Principal Amount	Settlement	Appreciation
Fund	Currency	Covered by Contract	Date	(Depreciation)

Total Return	Buys

	Canadian Dollar	3,612,000	Sep 2006	$97,318
	Chinese Yuan Renminbi	4,959,738	Mar 2007	(7,711)
	Chinese Yuan Renminbi	3,088,200	Mar 2007	(5,448)
	Japanese Yen	1,660,686,000	Nov 2006	(317,956)
	Japanese Yen	1,660,687,000	Nov 2006	(280,092)
	New Taiwan Dollar	12,518,000	Feb 2007	(3,392)
	Pound Sterling	2,516,000	Sep 2006	109,957
	Singapore Dollar	629,000	Sep 2006	(512)
	South Korean Won	310,339,000	May 2007	(5,561)
	South Korean Won	542,457,000	May 2007	(10,399)
	South Korean Won	192,597,000	May 2007	(4,717)
	South Korean Won	502,659,000	May 2007	(10,493)

				($439,006)

	Sells

	Euro	92,507,555	Sep 2006	($77,019)
	Euro	46,239,768	Sep 2006	(99,295)
	Euro	88,030,454	Sep 2006	(891,490)
	Pound Sterling	3,462,363	Sep 2006	($9,587)
	Pound Sterling	755,564	Sep 2006	(5,411)

				($1,082,802)

Vista	Sells

	Canadian Dollar	311,742	Sep 2006	($735)
	Euro	677,813	Sep 2006	1,979
	Swiss Franc	348,175	Sep 2006	(761)

				$483

Forward Commitments All Funds may purchase or sell debt securities on a when issued or forward delivery basis, which means that the obligations will be delivered to the Funds at a future date, which may be a month or more after the date of commitment. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated.

The Fund may receive compensation for interest forgone in the purchase of forward delivery securities. With respect to purchase commitments, each Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic or other factors. The value of the securities underlying a forward commitment to purchase securities, and the subsequent fluctuations in their value, are taken into account when determining the Fund’s net asset value starting on the day the Fund agrees to purchase the securities. The market values of the securities purchased on a forward delivery basis are identified in the Portfolio of Investments.

Federal Income Taxes Each Fund qualifies as a “regulated investment company” by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

New Accounting Pronouncement In June 2006, Financial Accounting Standards Board (FASB) Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”) was issued, and is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management is currently evaluating the application of the Interpretation to the Fund, and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Fund’s financial statements.

In September 2006, FASB Standard No. 157, Fair Value Measurements (“FAS 157”) was issued, and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishing a framework for measuring fair value and expands disclosure about fair value measurements. Management is currently evaluating the application of FAS 157 to the Fund, and its impact, if any, resulting from the adoption of FAS 157 on the Fund’s financial statements.

Distribution of Income and Gains The Funds record distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. Distributions paid by the Funds with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class. Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in each Fund’s financial statements as a return of capital.

Capital Accounts The Funds report the undistributed net investment income and accumulated undistributed net realized gain (loss) accounts on a basis approximating amounts available for future tax distributions (or to offset future taxable realized gains when a capital loss carryforward is available). Accordingly, each Fund may periodically make reclassifications among certain capital accounts without affecting its net asset value.

John Hancock Funds II

Notes to Financial Statements (Unaudited)

3. INVESTMENT ADVISORY AND OTHER AGREEMENTS

Advisory Fees The Trust has entered into an Investment Advisory Agreement with the Adviser. The Adviser is responsible for managing the corporate and business affairs of the Trust and for selecting and compensating subadvisers to handle the investment and reinvestment of the assets of each Fund, subject to the supervision of the Trust’s Board of Trustees. As compensation for its services, the Adviser receives an advisory fee from the Trust. Advisory fees charged to each Fund are as follows:

Fund	Average Net Assets — All Asset Levels

Active Bond	0.600%
Emerging Growth	0.800
Global Bond	0.700
Real Estate Securities	0.700
Real Return Bond	0.700
Small Cap	0.850
Special Value[1]	0.950
Total Return	0.700

1 Until June 1, 2006, the Fund paid monthly advisory fees equivalent, on an annual basis, to the sum of : (a) 1.000% of the of the Fund’s average net assets and (b) 0.950% of the Fund’s average net assets in excess of $500 million.

		Between
	First	$500 million	Excess
	$500 million	and $1 billion	Over $1 billion
	of Aggregate	of Aggregate	of Aggregate
Fund	Net Assets	Net Assets	Net Assets

All Cap Core	0.800%	0.750%	0.750%
All Cap Growth[1]	0.850	0.825	0.800
Blue Chip Growth	0.825	0.825	0.800
Emerging Small Company[2]	0.970	0.900	0.900
Equity-Income	0.825	0.825	0.800
Large Cap Value[3]	0.825	0.800	0.775
Mid Cap Core[4]	0.850	0.825	0.825
Quantitative Value	0.700	0.650	0.600
U.S. Global Leaders Growth	0.7125	0.675	0.675
Value & Restructuring	0.850	0.800	0.800

1 Until January 1, 2006 the Fund paid monthly advisory fees equivalent, on an annual basis to the sum of (a) 0.90% of the first $500 million of the Fund’s average net assets and (b) 0.85% of the Fund’s average net assets in excess of $500 million.

2 Until April 28, 2006, the Fund paid monthly advisory fees equivalent, on an annual basis, to the sum of: (a) 1.000% of the first $500 million of the Fund’s average net assets, (b) 0.970% of the next $500 million of the Fund’s average net assets and (c) 0.950% of the Fund’s average net assets in excess of $1 billion.

3 Until June 1, 2006, the Fund paid monthly advisory fees equivalent, on an annual basis, to the sum of: (a) 0.850% of the first $300 million of the Fund’s average net assets, (b) 0.825% of the next $200 million of the Fund’s average net assets and (c) 0.800% of the Fund’s average net assets in excess of $500 million.

4 Until June 1, 2006, the Fund paid monthly advisory fees equivalent, on an annual basis, to the sum of: (a) 0.950% of the first $10 million of the Fund’s average net assets, (b) 0.900% of the next $40 million of the Fund’s average net assets, (c) 0.875% of the next $150 million of the Fund’s average net assets, (d) 0.850% of the next $300 million of the Fund’s average net assets and (e) 0.825% of the Fund’s average net assets in excess of $500 million.

		Between	Between	Between
	First	$50 million	$200 million	$500 million	Excess
	$50 million	and $200 million	and $500 million	and $1 billion	Over $1 billion
	of Aggregate	of Aggregate	of Aggregate	of Aggregate	of Aggregate
Fund	Net Assets	Net Assets	Net Assets	Net Assets	Net Assets

Absolute Return	0.200%	0.200%	0.175%	0.150%	0.150%
International Small Cap	1.050	1.050	0.950	0.850	0.850
International Value	0.950	0.950	0.850	0.800	0.800
Mid Cap Stock	0.875	0.875	0.850	0.825	0.825
Mid Cap Value	0.900	0.900	0.850	0.825	0.825
Natural Resources	1.050	1.000	1.000	1.000	1.000
Quantitative All Cap	0.750	0.700	0.700	0.700	0.700
Quantitative Mid Cap	0.750	0.750	0.650	0.650	0.650
Small Cap Opportunities	1.000	1.000	1.000	0.950	0.950
Small Company Value	1.050	1.050	1.050	1.000	1.000

		Between	Between
	First	$50 million	$250 million	Excess
	$50 million	and $250 million	and $500 million	Over $500 million
	of Aggregate	of Aggregate	of Aggregate	of Aggregate
Fund	Net Assets	Net Assets	Net Assets	Net Assets

All Cap Value	0.850%	0.850%	0.800%	0.750%
Fundamental Value	0.850	0.800	0.800	0.750

John Hancock Funds II

Notes to Financial Statements

INVESTMENT ADVISORY AND OTHER AGREEMENTS, CONTINUED

		Between	Between
	First	$200 million	$400 million	Excess
	$200 million	and $400 million	and $1 billion	Over $1 billion
	of Aggregate	of Aggregate	of Aggregate	of Aggregate
Fund	Net Assets	Net Assets	Net Assets	Net Assets

Vista[1]	0.900%	0.850%	0.825%	0.800%

1 Until June 1, 2006, the Fund paid monthly advisory fees equivalent, on an annual basis, to the sum of: (a) 0.900% of the first $250 million of the Fund’s average net assets, (b) 0.850% of the next $250 million of the Fund’s average net assets, (c) 0.825% of the next $500 million of the Fund’s average net assets and (d) 0.800% of the Fund’s average net assets in excess of $1 billion.

	First	Between $300 million	Between $500 million	Excess over
	$300 million	and $500 million	and $1 billion	$1 billion
	of Aggregate	of Aggregate	of Aggregate	of Aggregate
Fund	Net Assets	Net Assets	Net Assets	Net Assets

Capital Appreciation[1]	0.850%	0.800%	0.700%	0.670%
1 Until April 28, 2006, the Fund paid monthly advisory fees equivalent, on an annual basis, to the sum of: (a) 0.850% of the first $300 million of the Fund’s average net assets and (b) 0.800% of the
Fund’s average net assets in excess of $300 million.

	First	Excess
	$350 million	Over $350 million
	of Aggregate	of Aggregate
Fund	Net Assets	Net Assets

Core Equity	0.850%	0.750%
	First	Between $500 million	Between $1 billion	Excess over
	$500 million	and $1 billion	and $2.5 billion	$2.5 billion
	of Aggregate	of Aggregate	of Aggregate	of Aggregate
Fund	Net Assets	Net Assets	Net Assets	Net Assets

U.S. Multi Sector	0.780%	0.760%	0.750%	0.740%
	First	Between $100 million	Excess
	$100 million	and $1 billion	Over $1 billion
	of Aggregate	of Aggregate	of Aggregate
Fund	Net Assets	Net Assets	Net Assets

International Stock[1]	0.920%	0.895%	0.880%
International Small Company	1.030	0.980	0.980

1 For the purposes of determining Aggregate Net Assets, the assets of the International Stock and the International Core Trust, a series of John Hancock Trust and the International Core Fund, a series of John Hancock Funds III are included. John Hancock Funds III is a retail mutual funds advised by JHIMS and distributed by an affiliate of JHIMS, John Hancock Funds, LLC.

	First	Between $750 million	Excess
	$750 million	and $1.5 billion	Over $1.5 billion
	of Aggregate	of Aggregate	of Aggregate
Fund	Net Assets	Net Assets	Net Assets

International Opportunities[1]	0.900%	0.850%	0.800%

1 Until January 1, 2006 the Fund paid monthly advisory fees equivalent, on an annual basis to the sum of (a) 1.00% of the first $250 million of the Fund’s average net assets, (b) 0.95% of the next $250 million of the Fund’s average net assets and (c) 0.90% of the Fund’s average net assets in excess of $500 million.

	First	Excess
	$125 million	Over $125 million
	of Aggregate	of Aggregate
Fund	Net Assets	Net Assets

Small Company	1.050%	1.000%
	First	Excess
Fund	$250 million	Over $250 million

Small Company Growth[1]	1.050%	1.000%

1 When Aggregate Net Assets exceed $1 billion, the advisory fee for Small Company Growth is 1.00% on all assets.

	First	Between $250 million	Between $500 million	Excess over
	$250 million	and $500 million	and $1 billion	$1 billion
	of Aggregate	of Aggregate	of Aggregate	of Aggregate
Fund	Net Assets	Net Assets	Net Assets	Net Assets

Mid Cap Value Equity	0.875%	0.850%	0.825%	0.800%
Real Estate Equity	0.875	0.850	0.825	0.825
Spectrum Income	0.800	0.725	0.725	0.725

John Hancock Funds II

Notes to Financial Statements

INVESTMENT ADVISORY AND OTHER AGREEMENTS, CONTINUED

	First	Between $250 million	Between $500 million	Excess over
	$250 million	and $500 million	and $750 million	$750 million
	of Aggregate	of Aggregate	of Aggregate	of Aggregate
Fund	Net Assets	Net Assets	Net Assets	Net Assets

Global Real Estate	0.950%	0.950%	0.925%	0.900%
Large Cap[1]	0.780	0.730	0.680	0.650

1 Until June 1, 2006, the Fund paid monthly advisory fees equivalent, on an annual basis, to the sum of: (a) 0.850% of the first $250 million of the Fund’s average net assets, (b) 0.800% of the next $250 million of the Fund’s average net assets and (c) 0.750% of the Fund’s average net assets in excess of $500 million.

	First	Between $300 million	Between $600 million	Between $900 million	Excess over
	$300 million	and $600 million	and $900 million	and $1.5 billion	$1.5 billion
	of Aggregate	of Aggregate	of Aggregate	of Aggregate	of Aggregate
Fund	Net Assets	Net Assets	Net Assets	Net Assets	Net Assets

Strategic Value	0.850%	0.825%	0.800%	0.775%	0.700%
	First	Excess
	$100 million	Over $100 million
	of Aggregate	of Aggregate
Fund	Net Assets	Net Assets

International Equity Index	0.550%	0.530%
	First	Between $250 million	Excess over
	$250 million	and $500 million	$500 million
	of Aggregate	of Aggregate	of Aggregate
Fund	Net Assets	Net Assets	Net Assets

Mid Cap Index	0.490%	0.480%	0.460%
Small Cap Index	0.490	0.480	0.460
	First	Excess
	$500 million	Over $500 million
	of Aggregate	of Aggregate
Fund	Net Assets	Net Assets

High Yield[1]	0.700%	0.650%
Investment Quality Bond	0.600	0.550
Strategic Bond[2]	0.700	0.650
Strategic Income	0.725	0.650
U.S. Government Securities[3]	0.620	0.550

1 Until April 28, 2006, the Fund paid monthly advisory fees equivalent, on an annual basis, to the sum of: (a) 0.725% of the first $500 million of the Fund’s average net assets and (b) 0.650% of the Fund’s average net assets in excess of $500 million.

2 Until April 28, 2006, the Fund paid monthly advisory fees equivalent, on an annual basis, to the sum of: (a) 0.725% of the first $500 million of the Fund’s average net assets and (b) 0.650% of the Fund’s average net assets in excess of $500 million.

3 Until April 28, 2006, the Fund paid monthly advisory fees equivalent, on an annual basis, to the sum of: (a) 0.650% of the first $500 million of the Fund’s average net assets and (b) 0.550% of the Fund’s average net assets in excess of $500 million.

	First	Excess
	$200 million	Over $200 million
	of Aggregate	of Aggregate
Fund	Net Assets	Net Assets

U.S. High Yield Bond	0.750%	0.720%
	First	Between $200 million
	$200 million	and $400 million	Excess Over $400 million
	of Aggregate	of Aggregate	of Aggregate
Fund	Net Assets	Net Assets	Net Assets

Core Bond[1]	0.690%	0.640%	0.570%

1 Until June 1, 2006, the Fund paid monthly advisory fees equivalent, on an annual basis, to the sum of: (a) 0.690% of the first $200 million of the Fund’s average net assets, (b) 0.640% of the next $200 million of the Fund’s average net assets and (c) 0.600% of the Fund’s average net assets in excess of $400 million.

John Hancock Funds II

Notes to Financial Statements

INVESTMENT ADVISORY AND OTHER AGREEMENTS, CONTINUED

		Between	Between
	First	$150 million	$500 million	Excess
	$150 million	and $500 million	and $2.5 billion	Over $2.5 billion
	of Aggregate	of Aggregate	of Aggregate	of Aggregate
Fund	Net Assets	Net Assets	Net Assets	Net Assets

High Income	0.725%	0.675%	0.650%	0.600%

For purposes of determining Aggregate Net Assets, the net assets of this series of the Trust and a similar series of John Hancock Trust are included.

John Hancock Trust is an open-end investment company advised by JHIMS and distributed by an affiliate of JHIMS, John Hancock Distributors, LLC.

Expense Reimbursement The Adviser has contractually agreed to waive advisory fees or reimburse each Fund if the total of all expenses (excluding taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses, extraordinary expenses not incurred in the ordinary course of the Funds’ business, advisory fees, Rule 12b-1 fees, transfer agent fees, blue sky fees, printing and postage and fees under any agreements or plans of the Funds dealing with services for shareholders and others with beneficial interests in shares of the Funds) exceed the following:

- 0.05% of average daily net assets of Absolute Return and International Equity Index;

- 0.06% of average daily net assets of Emerging Small Company; and

- 0.075% of average daily net assets of Mid Cap Index and Small Cap Index;

- 0.75% of average daily net assets of Global Bond, Global Real Estate, International Stock, International Opportunities, International Small Cap, International Small Company, and International Value; and

- 0.50% of average daily net assets in the case of all other Funds with the exception of Quantitative All Cap.

The Adviser reserves the right to terminate this limitation in the future.

In the case of Quantitative All Cap, the Adviser has contractually agreed to waive advisory fees or reimburse for certain other fund expenses so that total fund operating expenses do not exceed 1.30% for Class A, 2.00% for Class B, 2.00% for Class C and 0.85% for Class I of the average annual net assets attributable to the respective classes. This expense reimbursement shall continue in effect until July 31, 2007 and thereafter until termination by the Adviser on notice to the Trust.

In addition, the Adviser voluntarily agreed to waive a portion of its advisory fee for Blue Chip Growth, Emerging Small Company, Equity-Income, International Value, Mid Cap Index, Quantitative All Cap, Real Estate Equity, Small Cap Index, Small Company Value and Spectrum Income in the amount of $158,836, $82,214, $108,998, $136,471, $1,216, $23,320, $16,911, $10,729, $80,667 and $74,483, respectively.

Administration Fees The Funds have an agreement with the Adviser that requires the Funds to reimburse the Adviser for all expenses associated with providing the administrative, financial, accounting and recordkeeping services of the Funds, including the preparation of all tax returns, annual, semi-annual and periodic reports to shareholders and the preparation of all regulatory reports.

Distribution Plan The Trust has a Distribution Agreement with John Hancock Funds, LLC (the “Distributor”), a wholly owned subsidiary of the Adviser. The Funds have adopted a Distribution Plan with respect to Class A, Class B, Class C and Class 1, pursuant to Rule 12b-1 under the Investment Company Act of 1940, to reimburse the Distributor for the services it provides as distributor of shares of the Funds. Accordingly, the Funds make monthly payments to the Distributor at an annual rate not to exceed 0.30% of Class A average daily net asset value, 1.00% of Class B average daily net asset value, 1.00% of Class C average daily net asset value and 0.05% of Class 1 average daily net asset value. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund’s 12b-1 payments could occur under certain circumstances.

Sales Charges Class A shares are assessed up-front sales charges of up to 5% of the net asset value of such shares. During the period ended August 31, 2006, there were no up-front sales charges received by JH Funds with regard to sales of Class A shares.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge (“CDSC”) at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to the Distributor and are used, in whole or in part, to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the period ended August 31, 2006, there were no CDSCs received by the Distributor.

Transfer Agent Fees The Funds have a Transfer Agency Agreement with John Hancock Signature Services, Inc. (“Signature Services”), an indirect subsidiary of MFC. For Class A, Class B and Class C shares, the Funds pay a monthly transfer agent fee at an annual rate of 0.05% of each class’ average daily net assets, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses. Expenses not directly attributable to a particular class of shares are aggregated and allocated to each class on the basis of its relative net asset value.

Signature Services has agreed to limit the transfer agent fees so that such fees do not exceed 0.20% annually of Class A, Class B and Class C share average daily net assets for all funds except International Stock, cap at 0.30% annually. This agreement is effective until December 31, 2006. Signature Services reserves the right to terminate this limitation in the future.

Trustees’ Fees The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. Total Trustees’ expenses are allocated to each Fund based on its average daily net asset value.

John Hancock Funds II

Notes to Financial Statements

4. GUARANTEES AND INDEMNIFICATIONS Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

5. LINE OF CREDIT All Funds have entered into an agreement which enables them to participate in a $100 million unsecured committed line of credit with State Street Corporation. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50% . In addition, a commitment fee of 0.07% per annum, payable at the end of each calendar quarter, based on the average daily-unused portion of the line of credit, is charged to each participating Fund on a prorated basis based on average net assets. For the period ended August 31, 2006 there was no borrowings under the line of credit.

6. CAPITAL SHARES Share activities for the Funds for period ended August 31, 2006 were as follows:

Absolute Return Fund	Period ended 8-31-06[a]
	Shares	Amount

Class A shares
Sold	125,000	$1,250,000
Net increase (decrease)	125,000	$1,250,000

Class B shares
Sold	125,000	$1,250,000
Net increase (decrease)	125,000	$1,250,000

Class C shares
Sold	125,000	$1,250,000
Net increase (decrease)	125,000	$1,250,000

Class 1 shares
Sold	125,000	$1,250,000
Net increase (decrease)	125,000	$1,250,000

Net increase (decrease)	500,000	$5,000,000
a Period from 6-26-06 (commencement of operations) to 8-31-06.

Active Bond Fund	Period ended 8-31-06[b]
	Shares	Amount

Class 1 shares
Sold	4,410,359	$42,335,086
Distributions reinvested	101,841	954,551
Repurchased	(629,790)	(6,032,748)
Net increase (decrease)	3,882,410	$37,256,889

Class NAV shares
Sold	40,800,418	$391,259,642
Distributions reinvested	1,092,312	10,220,932
Repurchased	(296,193)	(2,824,688)
Net increase (decrease)	41,596,537	$398,655,886

Net increase (decrease)	45,478,947	$435,912,775
b Class 1 and Class NAV shares began operations on 10-15-05 and 10-27-05, respectively.

All Cap Core Fund	Period ended 8-31-06[c]
	Shares	Amount

Class NAV shares
Sold	28,631,304	$285,677,276
Repurchased	(39)	(386)

Net increase (decrease)	28,631,265	$285,676,890
c Period from 4-28-06 (commencement of operations) to 8-31-06.

All Cap Growth Fund	Period ended 8-31-06[d]
	Shares	Amount

Class 1 shares
Sold	2,255,731	$35,128,332
Distributions reinvested	923	15,666
Repurchased	(294,829)	(4,975,207)
Net increase (decrease)	1,961,825	$30,168,791

Class NAV shares
Sold	7,460,531	$118,167,808
Distributions reinvested	2,919	49,558
Repurchased	(1)	(12)
Net increase (decrease)	7,463,449	$118,217,354

Net increase (decrease)	9,425,274	$148,386,145
d Period from 10-15-05 (commencement of operations) to 8-31-06.

John Hancock Funds II

Notes to Financial Statements

CAPITAL SHARES, CONTINUED

All Cap Value Fund	Period ended 8-31-06[a]
	Shares	Amount

Class 1 shares
Sold	1,534,041	$21,741,293
Distributions reinvested	1,978	29,388
Repurchased	(206,788)	(3,153,743)
Net increase (decrease)	1,329,231	$18,616,938

Class NAV shares
Sold	12,329,873	$173,586,947
Distributions reinvested	18,130	268,692
Net increase (decrease)	12,348,003	$173,855,639

Net increase (decrease)	13,677,234	$192,472,577
a Period from 10-15-05 (commencement of operations) to 8-31-06.

Blue Chip Growth Fund	Period ended 8-31-06[a]
	Shares	Amount

Class 1 shares
Sold	11,420,290	$192,142,629
Distributions reinvested	5,306	96,099
Repurchased	(1,056,336)	(18,624,249)
Net increase (decrease)	10,369,260	$173,614,479

Class NAV shares
Sold	64,643,103	$1,091,778,066
Distributions reinvested	44,161	798,874
Repurchased	(3,576,152)	(65,139,214)
Net increase (decrease)	61,111,112	$1,027,437,726

Net increase (decrease)	71,480,372	$1,201,052,205
a Period from 10-15-05 (commencement of operations) to 8-31-06.

Capital Appreciation Fund	Period ended 8-31-06[a]
	Shares	Amount

Class 1 shares
Sold	7,646,975	$75,934,658
Repurchased	(478,192)	(4,595,575)
Net increase (decrease)	7,168,783	$71,339,083

Class NAV shares
Sold	42,013,807	$401,821,454
Repurchased	(475,720)	(4,570,774)
Net increase (decrease)	41,538,087	$397,250,680

Net increase (decrease)	48,706,870	$468,589,763
a Period from 10-15-05 (commencement of operations) to 8-31-06.

Core Bond Fund	Period ended 8-31-06[a]
	Shares	Amount

Class 1 shares
Sold	79,232	$988,911
Distributions reinvested	1,398	16,947
Repurchased	(3,699)	(45,815)
Net increase (decrease)	76,931	$960,043

Class NAV shares
Sold	15,383,056	$192,087,432
Distributions reinvested	406,966	4,956,804
Repurchased	(6,839)	(84,833)
Net increase (decrease)	15,783,183	$196,959,403

Net increase (decrease)	15,860,114	$197,919,446
a Period from 10-15-05 (commencement of operations) to 8-31-06.

John Hancock Funds II

Notes to Financial Statements

CAPITAL SHARES, CONTINUED

Core Equity Fund	Period ended 8-31-06[a]
	Shares	Amount

Class 1 shares
Sold	916,332	$12,817,352
Repurchased	(66,319)	(967,554)
Net increase (decrease)	850,013	$11,849,798

Class NAV shares
Sold	41,574,157	$583,783,533
Repurchased	(640,480)	(9,611,239)
Net increase (decrease)	40,933,677	$574,172,294

Net increase (decrease)	41,783,690	$586,022,092
a Period from 10-15-05 (commencement of operations) to 8-31-06.

Emerging Growth Fund	Period ended 8-31-06[a]
	Shares	Amount

Class 1 shares
Sold	14,616,000	$242,600,553
Repurchased	(8,047,719)	(133,391,250)
Net increase (decrease)	6,568,281	$109,209,303

Class NAV shares
Sold	2,848,551	$47,801,605
Repurchased	(58,751)	(1,081,054)
Net increase (decrease)	2,789,800	$46,720,551

Net increase (decrease)	9,358,081	$155,929,854
a Period from 10-15-05 (commencement of operations) to 8-31-06.

Emerging Small Company Fund	Period ended 8-31-06[b]
	Shares	Amount

Class 1 shares
Sold	2,017,391	$57,714,464
Repurchased	(232,021)	(7,072,654)
Net increase (decrease)	1,785,370	$50,641,810

Class NAV shares
Sold	3,401	$100,000
Net increase (decrease)	3,401	$100,000

Net increase (decrease)	1,788,771	$50,741,810
b Class 1 and Class NAV shares began operations on 10-15-05 and 6-26-06, respectively.

Equity-Income Fund	Period ended 8-31-06[a]
	Shares	Amount

Class 1 shares
Sold	10,841,153	$175,415,443
Distributions reinvested	35,892	612,671
Repurchased	(757,673)	(13,117,365)
Net increase (decrease)	10,119,372	$162,910,749

Class NAV shares
Sold	41,740,567	$679,203,718
Distributions reinvested	139,155	2,371,194
Repurchased	(12,320,846)	(221,623,437)
Net increase (decrease)	29,558,876	$459,951,475

Net increase (decrease)	39,678,248	$622,862,224
a Period from 10-15-05 (commencement of operations) to 8-31-06.

Fundamental Value Fund	Period ended 8-31-06[a]
	Shares	Amount

Class 1 shares
Sold	4,406,006	$64,352,852
Distributions reinvested	7,132	109,544
Repurchased	(192,621)	(2,947,427)
Net increase (decrease)	4,220,517	$61,514,969

Class NAV shares
Sold	43,805,878	$643,905,194
Distributions reinvested	80,076	1,226,769
Repurchased	(8,097)	(119,942)
Net increase (decrease)	43,877,857	$645,012,021

Net increase (decrease)	48,098,374	$706,526,990
a Period from 10-15-05 (commencement of operations) to 8-31-06.

John Hancock Funds II

Notes to Financial Statements

CAPITAL SHARES, CONTINUED

Global Bond Fund	Period ended 8-31-06[a]
	Shares	Amount

Class 1 shares
Sold	3,319,111	$48,301,151
Distributions reinvested	15,790	227,540
Repurchased	(565,053)	(8,153,979)
Net increase (decrease)	2,769,848	$40,374,712

Class NAV shares
Sold	37,810,358	$545,663,651
Distributions reinvested	194,896	2,800,652
Repurchased	(555,964)	(8,062,548)
Net increase (decrease)	37,449,290	$540,401,755

Net increase (decrease)	40,219,138	$580,776,467
a Period from 10-15-05 (commencement of operations) to 8-31-06.

Global Real Estate Fund	Period ended 8-31-06[b]
	Shares	Amount

Class NAV shares
Sold	35,315,465	$352,026,731
Repurchased	(828,195)	(8,290,766)

Net increase (decrease)	34,487,270	$343,735,965
b Period from 4-28-06 (commencement of operations) to 8-31-06.

High Income Fund	Period ended 8-31-06[b]
	Shares	Amount

Class NAV shares
Sold	28,959,651	$289,253,392
Distributions reinvested	323,060	3,127,218
Repurchased	(66)	(663)

Net increase (decrease)	29,282,645	$292,379,947
b Period from 4-28-06 (commencement of operations) to 8-31-06.

High Yield Fund	Period ended 8-31-06[a]
	Shares	Amount

Class 1 shares
Sold	4,684,483	$47,431,727
Distributions reinvested	241,386	2,373,236
Repurchased	(583,626)	(5,964,590)
Net increase (decrease)	4,342,243	$43,840,373

Class NAV shares
Sold	148,852,350	$1,504,335,643
Distributions reinvested	6,834,498	67,041,478
Repurchased	(42,180,007)	(440,523,474)
Net increase (decrease)	113,506,841	$1,130,853,647

Net increase (decrease)	117,849,084	$1,174,694,020
a Period from 10-15-05 (commencement of operations) to 8-31-06.

International Equity Index Fund	Period ended 8-31-06[c]
	Shares	Amount

Class NAV shares
Sold	16,356,516	$274,978,009
Distributions reinvested	125,191	2,080,681
Repurchased	(254,897)	(4,623,820)

Net increase (decrease)	16,226,810	$272,434,870

John Hancock Funds II

Notes to Financial Statements

CAPITAL SHARES, CONTINUED

International Opportunities Fund	Period ended 8-31-06[a]
	Shares	Amount

Class 1 shares
Sold	601,742	$9,273,103
Distributions reinvested	2,943	42,136
Repurchased	(50,208)	(778,720)
Net increase (decrease)	554,477	$8,536,519

Class NAV shares
Sold	34,334,780	$486,232,885
Distributions reinvested	1,294,925	18,582,164
Repurchased	(1,453,315)	(22,354,475)
Net increase (decrease)	34,176,390	$482,460,574

Net increase (decrease)	34,730,867	$490,997,093
a Period from 10-15-05 (commencement of operations) to 8-31-06.

International Small Cap Fund	Period ended 8-31-06[a]
	Shares	Amount

Class 1 shares
Sold	2,219,040	$42,103,836
Distributions reinvested	3,177	59,757
Repurchased	(458,599)	(9,035,256)
Net increase (decrease)	1,763,618	$33,128,337

Class NAV shares
Sold	27,389,877	$502,849,801
Distributions reinvested	54,397	1,022,670
Repurchased	(10,310,152)	(226,267,466)
Net increase (decrease)	17,134,122	$277,605,005

Net increase (decrease)	18,897,740	$310,733,342
a Period from 10-15-05 (commencement of operations) to 8-31-06.

International Small Company Fund	Period ended 8-31-06[b]
	Shares	Amount

Class NAV shares
Sold	23,673,770	$234,475,079

Net increase (decrease)	23,673,770	$234,475,079
b Period from 4-28-06 (commencement of operations) to 8-31-06.

International Stock Fund	Period ended 8-31-06[a]
	Shares	Amount

Class 1 shares
Sold	6,153,666	$81,216,450
Distributions reinvested	234,224	3,150,274
Repurchased	(647,183)	(8,791,237)
Net increase (decrease)	5,740,707	$75,575,487

Class NAV shares[c]
Sold	76,895,091	$921,835,178
Distributions reinvested	3,946,080	52,200,374
In kind redemption[d]	(72,837,332)	(999,328,193)
Repurchased	(8,003,839)	(110,232,993)
Net increase (decrease)	—	($135,525,634)

Net increase (decrease)	5,740,707	($59,950,147)

a Period from 10-15-05 (commencement of operations) to 8-31-06.

c Class NAV shares of International Stock were terminated on 8-29-06.

d Refer to merger of International Stock Fund footnote 1.

John Hancock Funds II

Notes to Financial Statements

CAPITAL SHARES, CONTINUED

International Value Fund	Period ended 8-31-06[a]
	Shares	Amount

Class 1 shares
Sold	7,948,556	$122,657,545
Distributions reinvested	22,472	353,039
Repurchased	(464,178)	(7,536,803)
Net increase (decrease)	7,506,850	$115,473,781

Class NAV shares
Sold	57,595,544	$868,428,490
Distributions reinvested	183,500	2,875,449
Repurchased	(11,028,757)	(195,470,875)
Net increase (decrease)	46,750,287	$675,833,064

Net increase (decrease)	54,257,137	$791,306,845
a Period from 10-15-05 (commencement of operations) to 8-31-06.

Investment Quality Bond Fund	Period ended 8-31-06[a]
	Shares	Amount

Class 1 shares
Sold	3,270,289	$38,683,682
Distributions reinvested	93,593	1,074,307
Repurchased	(400,700)	(4,711,127)
Net increase (decrease)	2,963,182	$35,046,862

Class NAV shares
Sold	7,735,080	$91,307,476
Distributions reinvested	245,235	2,811,572
Repurchased	(35,590)	(421,740)
Net increase (decrease)	7,944,725	$93,697,308

Net increase (decrease)	10,907,907	$128,744,170
a Period from 10-15-05 (commencement of operations) to 8-31-06.

Large Cap Fund	Period ended 8-31-06[a]
	Shares	Amount

Class 1 shares
Sold	302,458	$4,282,728
Distributions reinvested	100	1,427
Repurchased	(162,086)	(2,317,240)
Net increase (decrease)	140,472	$1,966,915

Class NAV shares
Sold	13,058,478	$177,726,453
Distributions reinvested	14,836	212,011
Repurchased	(53)	(777)
Net increase (decrease)	13,073,261	$177,937,687

Net increase (decrease)	13,213,733	$179,904,602
a Period from 10-15-05 (commencement of operations) to 8-31-06.

Large Cap Value Fund	Period ended 8-31-06[a]
	Shares	Amount

Class 1 shares
Sold	4,869,615	$109,652,824
Distributions reinvested	1,106	24,237
Repurchased	(285,910)	(6,490,215)
Net increase (decrease)	4,584,811	$103,186,846

Class NAV shares
Sold	10,165,283	$218,373,407
Distributions reinvested	13,349	293,006
Repurchased	(55)	(1,305)
Net increase (decrease)	10,178,577	$218,665,108

Net increase (decrease)	14,763,388	$321,851,954
a Period from 10-15-05 (commencement of operations) to 8-31-06.

John Hancock Funds II

Notes to Financial Statements

CAPITAL SHARES, CONTINUED

Mid Cap Core Fund	Period ended 8-31-06[a]
	Shares	Amount

Class 1 shares
Sold	718,564	$11,713,771
Distributions reinvested	480	8,276
Repurchased	(67,573)	(1,161,767)
Net increase (decrease)	651,471	$10,560,280

Class NAV shares
Sold	22,063,224	$357,331,711
Distributions reinvested	21,720	374,238
Repurchased	(5,028,099)	(90,053,219)
Net increase (decrease)	17,056,845	$267,652,730

Net increase (decrease)	17,708,316	$278,213,010
a Period from 10-15-05 (commencement of operations) to 8-31-06.

Mid Cap Index Fund	Period ended 8-31-06[a]
	Shares	Amount

Class NAV shares
Sold	9,364,334	$172,967,966
Distributions reinvested	5,412	98,937
Repurchased	(9)	(167)

Net increase (decrease)	9,369,737	$173,066,736
a Period from 10-29-05 (commencement of operations) to 8-31-06.

Mid Cap Stock Fund	Period ended 8-31-06[a]
	Shares	Amount

Class 1 shares
Sold	7,177,859	$101,765,405
Distributions reinvested	7,197	110,835
Repurchased	(433,964)	(6,723,460)
Net increase (decrease)	6,751,092	$95,152,780

Class NAV shares
Sold	12,263,280	$175,063,032
Distributions reinvested	12,654	195,005
Repurchased	(13,321)	(200,978)
Net increase (decrease)	12,262,613	$175,057,059

Net increase (decrease)	19,013,705	$270,209,839
a Period from 10-15-05 (commencement of operations) to 8-31-06.

Mid Cap Value Fund	Period ended 8-31-06[a]
	Shares	Amount

Class 1 shares
Sold	5,216,018	$93,070,872
Distributions reinvested	8,173	156,021
Repurchased	(270,546)	(5,091,481)
Net increase (decrease)	4,953,645	$88,135,412

Class NAV shares
Sold	7,331,183	$131,352,458
Distributions reinvested	12,119	230,981
Repurchased	(4,708,091)	(91,289,836)
Net increase (decrease)	2,635,211	$40,293,603

Net increase (decrease)	7,588,856	$128,429,015
a Period from 10-15-05 (commencement of operations) to 8-31-06.

Mid Cap Value Equity Fund	Period ended 8-31-06[b]
	Shares	Amount

Class NAV shares
Sold	10,163,245	$101,230,202

Net increase (decrease)	10,163,245	$101,230,202
b Period from 4-28-06 (commencement of operations) to 8-31-06.

John Hancock Funds II

Notes to Financial Statements

CAPITAL SHARES, CONTINUED

Natural Resources Fund	Period ended 8-31-06[a]
	Shares	Amount

Class 1 shares
Sold	2,667,622	$84,051,737
Distributions reinvested	1,596	51,094
Repurchased	(390,223)	(12,861,630)
Net increase (decrease)	2,278,995	$71,241,201

Class NAV shares
Sold	26,990,316	$791,451,774
Distributions reinvested	21,664	691,085
Repurchased	(7,583,489)	(243,417,369)
Net increase (decrease)	19,428,491	$548,725,490

Net increase (decrease)	21,707,486	$619,966,691
a Period from 10-15-05 (commencement of operations) to 8-31-06.

Quantitative All Cap Fund	Period ended 8-31-06[c]
	Shares	Amount

Class A shares
Sold	125,000	$1,250,000
Net increase (decrease)	125,000	$1,250,000

Class B shares
Sold	125,000	$1,250,000
Net increase (decrease)	125,000	$1,250,000

Class C shares
Sold	125,000	$1,250,000
Net increase (decrease)	125,000	$1,250,000

Class I shares
Sold	125,000	$1,250,000
Net increase (decrease)	125,000	$1,250,000

Net increase (decrease)	500,000	$5,000,000
c Period from 7-28-06 (commencement of operations) to 8-31-06.

Quantitative Mid Cap Fund	Period ended 8-31-06[a]
	Shares	Amount

Class 1 shares
Sold	10,131,602	$139,050,728
Distributions reinvested	4,513	67,201
Repurchased	(821,113)	(12,018,583)
Net increase (decrease)	9,315,002	$127,099,346

Class NAV shares
Sold	3,477,624	$48,688,174
Distributions reinvested	1,504	22,396
Net increase (decrease)	3,479,128	$48,710,570

Net increase (decrease)	12,794,130	$175,809,916
a Class 1 and Class NAV shares began operations on 10-15-05 and 10-27-05, respectively.

Quantitative Value Fund	Period ended 8-31-06[b]
	Shares	Amount

Class 1 shares
Sold	12,177,329	$172,995,129
Distributions reinvested	20,598	316,796
Repurchased	(6,412,260)	(91,864,606)
Net increase (decrease)	5,785,667	$81,447,319

Class NAV shares
Sold	21,861,897	$322,294,660
Distributions reinvested	59,655	917,492
Repurchased	(46,554)	(752,703)
Net increase (decrease)	21,874,998	$322,459,449

Net increase (decrease)	27,660,665	$403,906,768
b Period from 10-15-05 (commencement of operations) to 8-31-06.

Real Estate Equity Fund	Period ended 8-31-06[c]
	Shares	Amount

Class NAV shares
Sold	26,299,462	$262,958,482
Repurchased	(1,276,416)	(13,500,524)

Net increase (decrease)	25,023,046	$249,457,958
c Period from 4-28-06 (commencement of operations) to 8-31-06.

John Hancock Funds II

Notes to Financial Statements

CAPITAL SHARES, CONTINUED

Real Estate Securities Fund	Period ended 8-31-06[b]
	Shares	Amount

Class 1 shares
Sold	6,284,572	$148,199,995
Distributions reinvested	39,680	993,592
Repurchased	(627,908)	(16,050,282)
Net increase (decrease)	5,696,344	$133,143,305

Class NAV shares[d]
Sold	22,695,411	$537,633,578
Distributions reinvested	153,457	3,836,410
Repurchased	(22,848,868)	(620,415,037)
Net increase (decrease)	—	($78,945,049)

Net increase (decrease)	5,696,344	$54,198,256
b Period from 10-15-05 (commencement of operations) to 8-31-06.
d Class NAV shares of Real Estate Securities Fund were terminated on 5-1-06.

Real Return Bond Fund	Period ended 8-31-06[b]
	Shares	Amount

Class 1 shares
Sold	1,454,328	$19,581,447
Distributions reinvested	36,073	467,161
Repurchased	(196,896)	(2,628,853)
Net increase (decrease)	1,293,505	$17,419,755

Class NAV shares
Sold	50,304,888	$671,385,157
Distributions reinvested	1,498,244	19,250,689
Repurchased	(414,756)	(5,458,616)
Net increase (decrease)	51,388,376	$685,177,230

Net increase (decrease)	52,681,881	$702,596,985
b Period from 10-15-05 (commencement of operations) to 8-31-06.

Small Cap Fund	Period ended 8-31-06[a]
	Shares	Amount

Class 1 shares
Sold	71,459	$1,051,472
Repurchased	(14,710)	(218,414)
Net increase (decrease)	56,749	$833,058

Class NAV shares
Sold	17,159,599	$234,797,473
Repurchased	(84,253)	(1,306,123)
Net increase (decrease)	17,075,346	$233,491,350

Net increase (decrease)	17,132,095	$234,324,408
a Period from 10-15-05 (commencement of operations) to 8-31-06.

Small Cap Index Fund	Period ended 8-31-06[b]
	Shares	Amount

Class NAV shares
Sold	7,837,004	$119,876,928
Distributions reinvested	5,687	86,672
Repurchased	(2)	(40)

Net increase (decrease)	7,842,689	$119,963,560
b Period from 10-29-05 (commencement of operations) to 8-31-06.

Small Cap Opportunities Fund	Period ended 8-31-06[a]
	Shares	Amount

Class 1 shares
Sold	1,423,438	$31,374,556
Distributions reinvested	2,275	52,542
Repurchased	(115,637)	(2,690,949)
Net increase (decrease)	1,310,076	$28,736,149

Class NAV shares
Sold	11,275,084	$243,592,568
Distributions reinvested	21,585	496,243
Repurchased	(1,933,247)	(49,121,188)
Net increase (decrease)	9,363,422	$194,967,623

Net increase (decrease)	10,673,498	$223,703,772
a Period from 10-15-05 (commencement of operations) to 8-31-06.

John Hancock Funds II

Notes to Financial Statements

CAPITAL SHARES, CONTINUED

Small Company Fund	Period ended 8-31-06[a]
	Shares	Amount

Class 1 shares
Sold	444,470	$6,952,364
Repurchased	(50,652)	(835,677)
Net increase (decrease)	393,818	$6,116,687

Class NAV shares
Sold	5,775,746	$88,554,245
Repurchased	(116,590)	(1,993,906)
Net increase (decrease)	5,659,156	$86,560,339

Net increase (decrease)	6,052,974	$92,677,026
a Period from 10-15-05 (commencement of operations) to 8-31-06.

Small Company Growth Fund	Period ended 8-31-06[b]
	Shares	Amount

Class NAV shares
Sold	6,665,333	$67,787,539
Repurchased	(4)	(51)

Net increase (decrease)	6,665,329	$67,787,488
b Period from 10-29-05 (commencement of operations) to 8-31-06.

Small Company Value Fund	Period ended 8-31-06[a]
	Shares	Amount

Class 1 shares
Sold	6,651,337	$142,249,964
Distributions reinvested	11,964	272,671
Repurchased	(381,270)	(8,873,772)
Net increase (decrease)	6,282,031	$133,648,863

Class NAV shares
Sold	10,194,775	$220,030,278
Distributions reinvested	17,657	401,689
Repurchased	(86,262)	(2,158,577)
Net increase (decrease)	10,126,170	$218,273,390

Net increase (decrease)	16,408,201	$351,922,253
a Period from 10-15-05 (commencement of operations) to 8-31-06.

Special Value Fund	Period ended 8-31-06[a]
	Shares	Amount

Class 1 shares
Sold	208,064	$4,049,944
Distributions reinvested	60	1,203
Repurchased	(19,736)	(404,619)
Net increase (decrease)	188,388	$3,646,528

Class NAV shares
Sold	6,047,081	$115,644,477
Distributions reinvested	3,993	80,458
Repurchased	(17,449)	(373,044)
Net increase (decrease)	6,033,625	$115,351,891

Net increase (decrease)	6,222,013	$118,998,419
a Period from 10-15-05 (commencement of operations) to 8-31-06.

Spectrum Income Fund	Period ended 8-31-06[b]
	Shares	Amount

Class NAV shares
Sold	72,620,367	$729,434,258
Distributions reinvested	1,821,119	18,140,475
Repurchased	(70,634)	(713,593)

Net increase (decrease)	74,370,852	$746,861,140
b Period from 10-29-05 (commencement of operations) to 8-31-06.

John Hancock Funds II

Notes to Financial Statements

CAPITAL SHARES, CONTINUED

Strategic Bond Fund	Period ended 8-31-06[a]
	Shares	Amount

Class 1 shares
Sold	3,816,438	$45,216,126
Distributions reinvested	154,844	1,757,818
Repurchased	(428,849)	(5,062,957)
Net increase (decrease)	3,542,433	$41,910,987

Class NAV shares
Sold	41,372,661	$489,625,288
Distributions reinvested	1,154,531	13,154,541
Repurchased	(19,596,041)	(232,996,134)
Net increase (decrease)	22,931,151	$269,783,695

Net increase (decrease)	26,473,584	$311,694,682
a Period from 10-15-05 (commencement of operations) to 8-31-06.

Strategic Income Fund	Period ended 8-31-06[c]
	Shares	Amount

Class NAV shares
Sold	27,748,210	$277,448,128
Distributions reinvested	204,788	2,008,968
Repurchased	(60)	(599)

Net increase (decrease)	27,952,938	$279,456,497
c Period from 4-28-06 (commencement of operations) to 8-31-06.

Strategic Value Fund	Period ended 8-31-06[a]
	Shares	Amount

Class 1 shares
Sold	1,404,164	$14,582,944
Distributions reinvested	1,752	18,908
Repurchased	(146,786)	(1,583,780)
Net increase (decrease)	1,259,130	$13,018,072

Class NAV shares
Sold	12,695,614	$131,570,173
Distributions reinvested	16,987	182,609
Repurchased	(1,481)	(16,860)
Net increase (decrease)	12,711,120	$131,735,922

Net increase (decrease)	13,970,250	$144,753,994
a Period from 10-15-05 (commencement of operations) to 8-31-06.

Total Return Fund	Period ended 8-31-06[a]
	Shares	Amount

Class 1 shares
Sold	9,048,783	$123,937,034
Distributions reinvested	207,106	2,773,005
Repurchased	(708,309)	(9,688,915)
Net increase (decrease)	8,547,580	$117,021,124

Class NAV shares
Sold	74,491,595	$1,015,920,334
Distributions reinvested	1,802,766	24,067,715
Repurchased	(568,832)	(7,736,934)
Net increase (decrease)	75,725,529	$1,032,251,115

Net increase (decrease)	84,273,109	$1,149,272,239
a Period from 10-15-05 (commencement of operations) to 8-31-06.

U.S. Global Leaders Growth Fund	Period ended 8-31-06[a]
	Shares	Amount

Class 1 shares
Sold	2,202,160	$28,041,942
Distributions reinvested	798	10,881
Repurchased	(245,208)	(3,204,861)
Net increase (decrease)	1,957,750	$24,847,962

Class NAV shares
Sold	35,653,852	$470,772,227
Distributions reinvested	14,555	198,524
Repurchased	(46)	(606)
Net increase (decrease)	35,668,361	$470,970,145

Net increase (decrease)	37,626,111	$495,818,107
a Period from 10-15-05 (commencement of operations) to 8-31-06.

John Hancock Funds II

Notes to Financial Statements

CAPITAL SHARES, CONTINUED

U.S. Government Securities Fund	Period ended 8-31-06[a]
	Shares	Amount

Class 1 shares
Sold	3,851,037	$52,131,775
Distributions reinvested	81,104	1,075,609
Repurchased	(775,755)	(10,473,685)
Net increase (decrease)	3,156,386	$42,733,699

Class NAV shares
Sold	11,671,805	$157,472,769
Distributions reinvested	276,030	3,648,865
Repurchased	(102,426)	(1,383,028)
Net increase (decrease)	11,845,409	$159,738,606

Net increase (decrease)	15,001,795	$202,472,305
a Period from 10-15-05 (commencement of operations) to 8-31-06.

U.S. High Yield Bond Fund	Period ended 8-31-06[a]
	Shares	Amount

Class 1 shares
Sold	168,182	$2,186,988
Distributions reinvested	3,037	38,635
Repurchased	(32,243)	(416,648)
Net increase (decrease)	138,976	$1,808,975

Class NAV shares
Sold	21,370,555	$276,725,027
Distributions reinvested	710,275	9,044,306
Repurchased	(50)	(663)
Net increase (decrease)	22,080,780	$285,768,670

Net increase (decrease)	22,219,756	$287,577,645
a Period from 10-15-05 (commencement of operations) to 8-31-06.

U.S. Multi Sector Fund	Period ended 8-31-06[b]
	Shares	Amount

Class NAV shares
Sold	117,752,970	$1,188,168,264
Distributions reinvested	134,960	1,421,127
Repurchased	(75,255)	(771,951)

Net increase (decrease)	117,812,675	$1,188,817,440
b Period from 10-29-05 (commencement of operations) to 8-31-06.

Value & Restructuring Fund	Period ended 8-31-06[b]
	Shares	Amount

Class NAV shares
Sold	27,215,074	$289,386,759
Distributions reinvested	37,778	406,118
Repurchased	(499,385)	(5,569,033)

Net increase (decrease)	26,753,467	$284,223,844
b Period from 10-29-05 (commencement of operations) to 8-31-06.

Vista Fund	Period ended 8-31-06[b]
	Shares	Amount

Class NAV shares
Sold	11,612,583	$118,006,782
Repurchased	(157,272)	(1,869,987)

Net increase (decrease)	11,455,311	$116,136,795
b Period from 10-29-05 (commencement of operations) to 8-31-06.

John Hancock Funds II

Notes to Financial Statements

8. INVESTMENT TRANSACTIONS The following summarizes the securities transactions (except for short-term investments and any transactions with affiliates in October 2005) for the Funds for the period ended August 31, 2006:

		Purchases	Sales and Maturities
Fund	U.S. Government	Other Issuers	U.S. Government	Other Issuers
Absolute Return	—	$4,647,829	—	—
Active Bond	$1,729,781,252	258,695,888	$1,497,000,577	$59,807,271
All Cap Core	—	454,534,934	—	202,718,533
All Cap Growth	—	283,790,820	—	144,058,732
All Cap Value	—	271,866,093	—	90,362,010
Blue Chip Growth	—	1,509,303,489	—	316,921,611
Capital Appreciation	—	655,709,494	—	194,738,911
Core Bond	820,085,919	188,596,418	720,128,994	103,765,159
Core Equity	—	637,814,132	—	63,409,603
Emerging Growth	2,970,144	478,032,222	2,995,623	326,024,049
Emerging Small Company	—	160,580,449	—	111,748,136
Equity-Income	—	884,217,458	—	285,559,298
Fundamental Value	—	722,582,888	—	47,432,730
Global Bond	217,414,591	1,301,637,227	291,241,240	795,832,949
Global Real Estate	—	628,507,046	—	286,968,800
High Income	—	482,050,819	6,691	200,156,946
High Yield	—	2,135,505,954	—	1,017,171,224
International Equity Index	—	286,573,589	—	23,913,847
International Opportunities	—	887,779,171	—	419,065,648
International Small Cap	—	652,649,473	—	374,133,375
International Small Company	—	350,086,823	—	118,186,977
International Stock	3,532,201	1,642,107,593	3,575,000	1,621,480,615[x]
International Value	—	1,302,068,112	—	524,155,724
Investment Quality Bond	75,318,390	84,711,506	29,224,347	7,351,078
Large Cap	—	217,030,123	—	39,696,784
Large Cap Value	—	427,145,997	—	104,905,842
Mid Cap Core	—	529,764,242	—	307,058,850
Mid Cap Index	—	171,049,621	—	9,339,365
Mid Cap Stock	—	523,329,418	—	263,951,769
Mid Cap Value Equity	—	117,100,407	—	19,319,099
Mid Cap Value	—	247,887,074	—	124,695,657
Natural Resources	—	1,077,650,839	—	488,035,419
Quantitative All Cap	—	6,039,576	—	1,064,566
Quantitative Mid Cap	—	383,976,753	—	212,842,732
Quantitative Value	—	871,707,946	—	468,012,000
Real Estate Equity	—	381,114,648	—	131,211,427
Real Estate Securities	—	918,763,439	—	860,737,608
Real Return Bond	2,230,596,995	255,579,978	1,497,282,522	46,863,911
Small Cap	—	338,970,956	—	109,456,875
Small Cap Index	—	146,313,850	—	30,831,039
Small Cap Opportunities	—	349,771,943	—	139,084,382
Small Company	—	184,997,867	—	92,620,256
Small Company Growth	—	96,245,155	—	30,509,752
Small Company Value	—	383,984,642	—	39,821,079
Special Value	—	128,155,203	—	26,434,718
Spectrum Income	875,645,751	613,710,702	640,871,573	104,680,572
Strategic Bond	711,619,464	476,261,417	548,782,954	212,970,435
Strategic Income	81,477,422	302,654,648	43,503,879	88,412,949
Strategic Value	—	196,147,126	—	54,155,314
Total Return	3,561,880,103	618,405,617	3,176,253,093	67,764,249
U.S. Global Leaders Growth	—	562,491,070	—	69,397,765
U.S. Government Securities	393,449,755	99,860,287	210,338,582	1,899,777
U.S. High Yield Bond	—	484,965,339	—	215,451,136
U.S. Multi Sector	—	2,339,280,006	—	1,202,753,894
Value & Restructuring	—	316,135,888	—	34,670,831
Vista	—	326,857,111	—	217,162,641

x Includes redemption-in-kind activity. Refer to Merger of International Stock footnote 1.

John Hancock Funds II

Notes to Financial Statements

INVESTMENT TRANSACTIONS, CONTINUED

The cost of investments owned on August 31, 2006, including short-term investments, for federal income tax purposes, was as follows:

				Net Unrealized
	Aggregate	Unrealized	Unrealized	Appreciation/
Fund	Cost	Appreciation	(Depreciation)	(Depreciation)

Absolute Return Portfolio	$5,017,463	$162,999	($2,465)	$160,534
Active Bond Fund	592,597,327	2,726,441	(2,353,385)	373,056
All Cap Core Fund	291,452,968	10,629,691	(5,971,857)	4,657,834
All Cap Growth Fund	151,769,476	12,849,634	(3,347,458)	9,502,176
All Cap Value Fund	217,216,526	18,724,163	(1,998,871)	16,725,292
Blue Chip Growth Fund	1,247,331,996	113,057,905	(42,090,367)	70,967,538
Capital Appreciation Fund	470,985,984	26,299,283	(17,641,448)	8,657,835
Core Bond Fund	237,554,879	1,351,849	(786,990)	564,859
Core Equity Fund	592,501,706	48,251,655	(41,581,272)	6,670,383
Emerging Growth Fund	225,518,309	5,755,905	(21,157,761)	(15,401,856)
Emerging Small Company Fund	56,650,049	1,591,452	(5,566,376)	(3,974,924)
Equity-Income Fund	701,399,023	67,526,848	(11,725,620)	55,801,228
Fundamental Value Fund	738,398,726	60,897,872	(15,147,137)	45,750,735
Global Bond Fund	651,984,384	5,413,974	(3,428,053)	1,985,921
Global Real Estate Fund	385,654,943	15,995,432	(5,517,016)	10,478,416
High Income Fund	352,868,511	4,435,137	(10,503,914)	(6,068,777)
High Yield Fund	1,446,599,922	16,808,484	(27,155,754)	(10,347,270)
International Equity Index Fund	335,370,969	33,127,550	(4,797,895)	28,329,655
International Opportunities Fund	600,366,904	69,734,370	(2,191,074)	67,543,296
International Small Cap Fund	407,541,127	52,285,013	(24,446,036)	27,838,977
International Small Company Fund	266,167,785	8,029,152	(14,790,406)	(6,761,254)
International Stock Fund	63,590,525	13,830,262	(380,209)	13,450,053
International Value Fund	952,362,733	121,092,968	(15,665,522)	105,427,446
Investment Quality Bond Fund	161,897,617	386,834	(1,697,616)	(1,310,782)
Large Cap Fund	190,291,777	14,496,258	(4,861,837)	9,634,421
Large Cap Value Fund	335,657,743	21,347,014	(3,445,789)	17,901,225
Mid Cap Core Fund	307,523,543	19,165,010	(5,887,203)	13,277,807
Mid Cap Index Fund	204,876,370	7,804,406	(9,905,637)	(2,101,231)
Mid Cap Stock Fund	359,056,883	26,819,082	(10,401,607)	16,417,475
Mid Cap Value Equity Fund	119,006,979	3,027,824	(5,492,842)	(2,465,018)
Mid Cap Value Fund	155,138,096	12,901,711	(4,062,547)	8,839,164
Natural Resources Fund	726,632,531	120,645,282	(6,606,320)	114,038,962
Quantitative Mid Cap Fund	215,044,320	14,094,108	(4,124,721)	9,969,387
Quantitative All Cap Fund	4,981,271	151,824	(110,092)	41,732
Quantitative Value Fund	452,694,576	35,078,763	(5,981,017)	29,097,746
Real Estate Equity Fund	287,726,884	22,622,487	(591,762)	22,030,725
Real Estate Securities Fund	140,088,853	32,842,510	(756)	32,841,754
Real Return Bond Fund	925,995,473	3,867,722	(10,557,966)	(6,690,244)
Small Cap Fund	288,006,892	24,392,040	(16,360,296)	8,031,744
Small Cap Index Fund	156,144,205	8,310,381	(7,294,093)	1,016,288
Small Cap Opportunities Fund	296,601,097	25,294,255	(10,111,961)	15,182,294
Small Company Fund	115,896,171	6,133,749	(4,811,935)	1,321,814
Small Company Growth Fund	68,844,445	8,009,768	(3,128,868)	4,880,900
Small Company Value Fund	451,261,058	48,188,768	(16,031,712)	32,157,056
Special Value Fund	151,796,321	11,194,448	(3,796,190)	7,398,258
Spectrum Income Fund	836,228,546	17,676,401	(7,182,330)	10,494,071
Strategic Bond Fund	449,274,693	6,177,027	(2,596,729)	3,580,298
Strategic Income Fund	350,512,877	2,214,219	(1,851,038)	363,181
Strategic Value Fund	162,951,572	11,700,337	(7,426,027)	4,274,310
Total Return Fund	1,496,933,252	7,874,718	(2,276,436)	5,598,282
U.S. Global Leaders Growth Fund	495,549,352	12,650,288	(27,272,804)	(14,622,516)
U.S. Government Securities Fund	354,204,855	1,055,909	(447,618)	608,291
U.S. High Yield Bond Fund	323,960,705	1,953,126	(3,056,579)	(1,103,453)
U.S. Multi Sector Fund	1,256,427,871	76,516,171	(52,241,252)	24,274,919
Value & Restructuring Fund	331,116,707	22,412,186	(13,202,742)	9,209,444
Vista Fund	127,673,023	11,702,469	(950,382)	10,752,087

John Hancock Funds II

Notes to Financial Statements

9. FEDERAL INCOME TAX INFORMATION Federal income tax regulations may differ from generally accepted accounting principles and income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the composition of net assets for tax purposes differs from amounts reflected in the accompanying financial statements. These differences are primarily due to differing treatment for futures and options transactions, foreign currency transactions, paydowns, market discount on debt securities, losses deferred with respect to wash sales, investments in passive foreign investment companies, equalization debits, and excise tax regulations.

The tax basis components of distributable earnings at August 31, 2006 were as follows:

	Undistributed	Undistributed Long	Capital Loss	Post-October
Fund	Ordinary Income	Term Capital Gains	Carryforward	Deferral

Absolute Return	$50,675	—	—	—
Active Bond	3,596,353	—	—	$3,153,615
All Cap Core	1,289,516	—	—	7,600,798
All Cap Growth	92,702	—	$188,525	2,814,240
All Cap Value	6,966,240	—	—	—
Blue Chip Growth	4,776,090	—	271,560	3,657,188
Capital Appreciation	467,182	—	21,055	17,446,886
Core Bond	1,678,000	—	—	1,763,916
Core Equity	3,447,577	—	—	—
Emerging Growth	31,143,754	—	—	—
Emerging Small Company	5,058,738	$164	—	—
Equity-Income	40,111,905	16,461	—	—
Fundamental Value	9,152,352	—	—	—
Global Bond	12,115,806	—	—	2,283,829
Global Real Estate	10,231,492	—	—	8,654,114
High Income	3,305,682	—	—	968,818
High Yield	23,712,400	—	—	—
International Equity Index	6,381,891	—	—	—
International Opportunities	2,598,649	—	—	—
International Small Cap	57,653,593	—	—	—
International Small Company	873,524	—	—	7,554,175
International Stock	2,744,696	—	—	—
International Value	73,333,065	—	—	—
Investment Quality Bond	1,200,498	2,499	—	382,383
Large Cap	4,155,184	108,946	—	—
Large Cap Value	1,242,158	—	43,455	1,435,442
Mid Cap Core	14,188,063	—	—	—
Mid Cap Index	1,438,205	1,920	—	250,122
Mid Cap Stock	14,234,633	19,598	—	—
Mid Cap Value Equity	230,465	16,379	—	888,294
Mid Cap Value	5,926,108	1,032	—	—
Natural Resources	36,383,734	2,564,857	—	—
Quantitative Mid Cap	209,090	3,009	—	2,787,571
Quantitative All Cap	15,777	—	—	—
Quantitative Value	25,095,422	29,779	—	—
Real Estate Equity	2,859,711	546,072	—	—
Real Estate Securities	80,631,044	2,929,872	—	—
Real Return Bond	3,268,662	1,566,656	—	—
Small Cap	—	—	74,789	1,216,063
Small Cap Index	3,940,833	176,258	—	—
Small Cap Opportunities	8,141,007	119,756	—	—
Small Company	—	—	—	365,945
Small Company Growth	1,232,409	—	—	—
Small Company Value	3,841,928	15,127	—	—
Special Value	1,228,849	36,902	—	—
Spectrum Income	6,345,492	59,929	—	—
Strategic Bond	3,123,030	141	—	5,510,107
Strategic Income	1,779,783	—	—	507,126
Strategic Value	3,360,833	—	—	—
Total Return	8,545,753	—	470,118	2,293,342
U.S. Global Leaders Growth	1,593,153	—	—	5,771,575
U.S. Government Securities	1,806,527	—	—	1,314,336
U.S. High Yield Bond	3,837,060	—	—	266,583
U.S. Multi Sector	13,002,758	887,518	—	—
Value & Restructuring	2,978,595	87,519	—	—
Vista	—	—	—	3,974,440

John Hancock Funds II

Notes to Financial Statements

FEDERAL INCOME TAX INFORMATION, CONTINUED

The tax character of distributions paid during the period ended August 31, 2006 was as follows:

		2006 Distributions

	Ordinary	Long Term
Fund	Income	Capital Gains

Active Bond	$11,175,483	—
All Cap Growth	65,224	—
All Cap Value	298,080	—
Blue Chip Growth	894,973	—
Core Bond	4,973,751	—
Equity-Income	2,983,865	—
Fundamental Value	1,336,313	—
Global Bond	3,028,192	—
High Income	3,127,218	—
High Yield	69,414,714	—
International Equity Index	2,080,681	—
International Opportunities	18,624,300	—
International Small Cap	1,082,427	—
International Stock	55,245,573	$105,075
International Value	3,228,488	—
Investment Quality Bond	3,885,879	—
Large Cap	213,439	—
Large Cap Value	317,242	—
Mid Cap Core	382,514	—
Mid Cap Index	98,937	—
Mid Cap Stock	305,840	—
Mid Cap Value	387,001	—
Natural Resources	742,179	—
Quantitative Mid Cap	89,597	—
Quantitative Value	1,234,288	—
Real Estate Securities	4,074,530	755,472
Real Return Bond	19,717,849	—
Small Cap Index	86,672	—
Small Cap Opportunities	548,785	—
Small Company Value	674,360	—
Special Value	81,660	—
Spectrum Income	18,140,475	—
Strategic Bond	14,870,223	42,136
Strategic Income	2,008,968	—
Strategic Value	201,517	—
Total Return	26,840,720	—
U.S. Global Leaders Growth	209,406	—
U.S. Government Securities	4,688,432	36,042
U.S. High Yield Bond	9,082,941	—
U.S. Multi Sector	1,421,127	—
Value & Restructuring	406,118	—

At August 31, 2006 capital loss carryforwards available to offset future realized gains were approximately:

		Capital Loss Carryforward
Fund		Expiring at August 31, 2014

All Cap Growth		$188,525
Blue Chip Growth		271,560
Capital Appreciation		21,055
Large Cap Value		43,455
Small Cap		74,789
Total Return		470,118

John Hancock Funds II

Notes to Financial Statements

10. INVESTMENT IN AFFILIATED UNDERLYING FUNDS Absolute Return invests primarily in the underlying funds that are managed by affiliates of the Adviser. The Fund does not invest in the underlying funds for the purpose of exercising management or control.

A summary of the Fund’s transactions in the securities of affiliated issuers in which the Fund’s holdings represent 5% or more of the outstanding voting securities of the issuer, during the period ended August 31, 2006 is set forth below.

Affiliate — Class NAV	Shares Purchased	Ending Share Amount	Ending Value

Capital Appreciation Fund	21,668	21,668	$204,767
Core Bond Fund	12,400	12,400	155,123
Emerging Small Company Fund	3,401	3,401	98,537
Equity-Income Fund	5,807	5,807	105,168
Fundamental Value Fund	6,588	6,588	104,282
Global Bond Fund	6,974	6,974	103,138
High Income Fund	41,253	41,253	407,164
High Yield Fund	10,288	10,288	103,699
International Opportunities Fund	6,689	6,689	108,094
International Small Company	16,873	16,873	157,424
International Value Fund	6,020	6,020	107,646
Investment Quality Bond Fund	13,196	13,196	155,055
Large Cap Fund	10,722	10,722	157,291
Large Cap Value Fund	4,507	4,507	103,695
Natural Resources Fund	5,929	5,929	211,088
Quantitative Value Fund	6,468	6,468	107,115
Real Estate Equity Fund	45,918	45,918	504,643
Real Return Bond Fund	39,215	39,215	522,338
Small Company Value Fund	6,418	6,418	151,669
Spectrum Income Fund	30,242	30,242	310,583
Strategic Bond Fund	17,824	17,824	209,793
Strategic Income Fund	15,298	15,298	153,899
Total Return Fund	26,398	26,398	362,971
U.S. Government Securities Fund	7,609	7,609	103,181

PricewaterhouseCoopers LLP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Funds II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Funds (identified in Note 1) comprising John Hancock Funds II (the “Trust”) at August 31, 2006, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of investments owned at August 31, 2006 by correspondence with the custodian, transfer agents and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 26, 2006

John Hancock Funds II

Federal Income Tax Information (Unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended August 31, 2006.

DIVIDEND RECEIVED DEDUCTION Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the Fund’s fiscal 2006 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below.

Fund	August 2006

Absolute Return	97.62%
Active Bond	0.07%
All Cap Core	96.84%
All Cap Growth	100.00%
All Cap Value	34.83%
Blue Chip Growth	100.00%
Capital Appreciation	100.00%
Core Bond	0.00%
Core Equity	84.76%
Emerging Growth	1.44%
Emerging Small Company	2.48%
Equity-Income	32.40%
Fundamental Value	69.35%
Global Bond	0.00%
Global Real Estate	5.96%
High Income	3.57%
High Yield	0.16%
International Equity Index	1.16%
International Opportunities	0.00%
International Small Cap	0.52%
International Small Company	0.00%
International Stock	0.45%
International Value	0.00%
Investment Quality Bond	0.00%
Large Cap	54.23%
Large Cap Value	100.00%
Mid Cap Core	17.30%
Mid Cap Index	47.68%
Mid Cap Stock	3.52%
Mid Cap Value Equity	100.00%
Mid Cap Value	30.08%
Natural Resources	9.18%
Quantitative Mid Cap	100.00%
Quantitative All Cap	61.67%
Quantitative Value	35.28%
Real Estate Equity	100.00%
Real Estate Securities	0.03%
Real Return Bond	0.00%
Small Cap	0.00%
Small Cap Index	13.37%
Small Cap Opportunities	8.52%
Small Company	0.00%
Small Company Growth	7.49%
Small Company Value	75.28%
Special Value	64.75%
Spectrum Income	9.66%
Strategic Bond	0.01%
Strategic Income	0.36%
Strategic Value	58.10%
Total Return	0.00%
U.S. Global Leaders Growth	98.67%
U.S. Government Securities	0.00%
U.S. High Yield Bond	0.00%
U.S. Multi Sector	69.62%
Value & Restructuring	100.00%
Vista	0.00%

QUALIFIED DIVIDEND INCOME The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2006.

Shareholders will be mailed a 2006 U.S. Treasury Department Form 1099-DIV in January 2007. This will reflect the total of all distributions that are taxable for calendar year 2006.

John Hancock Funds II

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees (Unaudited)

This section describes the evaluation by the Board of Trustees of the Advisory Agreement and each of the Subadvisory Agreements.

EVALUATION BY THE BOARD OF TRUSTEES

The Board of Trustees of John Hancock Funds II (the “Trust”), including all the Trustees who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), is responsible for selecting the adviser, John Hancock Investment Management Services, LLC (the “Adviser” or “JHIMS”), approving the Adviser’s selection of subadvisers for each of the funds of the Trust (the “Funds”) and approving the Trust’s advisory and subadvisory agreements (and any sub-subadvisory agreements), their periodic continuation and any amendments. Consistent with SEC rules, the Board regularly evaluates the Trust’s advisory and subadvisory (and any sub-subadvisory) arrangements, including consideration of the factors listed below. The Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel. The factors regularly considered by the Board are:

1. the nature, extent and quality of the services to be provided by the Adviser to the Trust and by the subadvisers to the Funds;

2. the investment performance of the Funds and their subadvisers;

3. the extent to which economies of scale would be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of Trust shareholders;

4. the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates (including any subadvisers that are affiliated with the Adviser) from the Adviser’s relationship with the Trust; and

5. comparative services rendered and comparative advisory and subadvisory fee rates.

The Board believes that information relating to all these factors is relevant to its evaluation of the Trust’s advisory agreements. With respect to its evaluation of subadvisory agreements (including sub-subadvisory agreements) with subadvisers not affiliated with the Adviser, the Board believes that, in view of the Trust’s “manager-of-managers” advisory structure, the cost of the services to be provided and the profits to be realized by those subadvisers that are not affiliated with the Adviser from their relationship with the Trust generally are not a material factor to the Board’s consideration of subadvisory agreements because such fees are paid to subadvisers by the Adviser and not by the Funds and because the Board relies on the ability of the Adviser to negotiate such subadvisory fees at arms-length.

In evaluating subadvisory arrangements, the Board also considers other material business relationships that unaffiliated subadvisers and their affiliates have with the Adviser or its affiliates, including the involvement by certain affiliates of certain subadvisers in the distribution of financial products, including shares of the Trust, offered by the Adviser and other affiliates of the Adviser (“Material Relationships”).

BOARD EVALUATION OF AMENDMENTS TO ADVISORY AND SUBADVISORY AGREEMENTS AND OF NEW SUBADVISORY AGREEMENTS

This section describes the evaluation by the Board of Trustees of:

(a) an amendment to the advisory agreement between the Trust and the Adviser to add the following new portfolios:

1. International Small Company Fund

2. Global Real Estate Fund

3. Real Estate Equity Fund

4. Mid Cap Value Equity Fund

5. Absolute Return Portfolio

6. High Income Fund (collectively, the “New Funds”)

(b) the amendment to the advisory agreements between the Trust and the Adviser to decrease the advisory fee for the Emerging Small Company Fund

(c) amendments (“Amendments”) to the subadvisory agreement between the Adviser and each of the subadvisers listed below:

1. T. Rowe Price Associates, Inc.

(to add the Real Estate Equity Fund)

2. MFC Global Investment Management (U.S.A.) Limited

(to add the Absolute Return Portfolio)

3. Deutsche Asset Management, Inc.

(to add the Global Real Estate Fund)

4. Sovereign Asset Management, LLC

(to add the High Income Fund)

(Each of the subadvisers listed above are collectively referred to as the “Existing Subadvisers.”)

(d) the new subadvisory agreements (the “New Subadvisory Agreements”) between the Adviser and each of the subadvisers listed below:

1. Dimensional Fund Advisers Inc.

(relating to the International Small Company Fund)

2. RiverSource Investments, LLC

(relating to the Mid Cap Value Equity Fund)

3. RCM Capital Management LLC (“RCM”)

(relating to the Emerging Small Company Fund, an existing portfolio of the Trust)

4. RREEF America L.L.C.

RREEF Global Advisers Limited Deutsche Investments Australia Limited

Deutsche Asset Management (Hong Kong) Limited Deutsche Asset Management International GMBH

(sub-subadvisory agreements each relating to the Global Real Estate Fund and in the case of RREEF America L.L.C. also relating to the Real Estate Securities Fund, an existing portfolio of the Trust)

5. Western Asset Management Company

(relating to the U.S. Government Securities Fund, High Yield Fund and the Strategic Bond Fund, each existing portfolios of the Trust)

6. Western Asset Management Company Limited

(sub-subadvisory agreement relating to the Strategic Bond Fund and High Yield Fund, existing portfolios of the Trust)

John Hancock Funds II

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees (Unaudited) — continued

(Each of the subadvisers above are collectively referred to as the “New Subadvisers.”)

(The Existing Subadvisers and the New Subadvisers are collectively referred to as the “Subadvisers.”)

APPROVAL OF ADVISORY AGREEMENT

At its meeting on March 30-31, 2006, the Board, including all the Independent Trustees, approved an amendment to the Advisory Agreement between the Trust and JHIMS with respect to the New Funds and the Emerging Small Company Fund.

In approving the amendment to the Advisory Agreement, and with reference to the factors which it regularly considers, the Board:

1 (a) considered the high value to the Trust of continuing its relationship with JHIMS as the Trust’s Adviser, the skills and competency with which JHIMS has in the past managed the Trust’s affairs and its subadvisory relationships, JHIMS’s oversight and monitoring of subadvisers’ investment performance and compliance programs including its timeliness in responding to performance issues, and the qualifications of JHIMS’s personnel,

(b) considered JHIMS’s compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments, and

(c) JHIMS’s administrative capabilities, including its ability to supervise the other service providers for the Funds and concluded that JHIMS may reasonably be expected to ably perform its services under the Advisory Agreement with respect to the New Funds and may reasonably be expected to continue to ably perform its services under the Advisory Agreement with respect to the Emerging Small Company Fund.

2 (a) in the case of each New Portfolio (except the Absolute Return Portfolio), reviewed the investment performance of portfolios of the Subadviser that are managed comparably to New Portfolio as set forth in the chart below; the comparative performance of their respective benchmarks; and JHIMS’ analysis of such performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally and with respect to the New Portfolio; and concluded that the portfolios of the Subadviser that are managed comparably to the New Portfolio have performed well or within a range that the Board deemed competitive, and that JHIMS may reasonably be expected to ably monitor the performance of the New Portfolio and its Subadviser.

(b) because there are no funds managed by the Subadviser that have comparable investment objectives and policies to those of the Absolute Return Portfolio, the Board considered the Subadviser’s performance in managing other funds in the Trust and that JHIMS may reasonably be expected to ably monitor the performance of the Absolute Return Portfolio and its Subadviser.

(c) in the case of the Emerging Small Company Fund, an existing portfolio of the Trust, reviewed the investment performance of portfolios of RCM Capital Management LLC (“RCM”) that are managed comparably to Emerging Small Company Fund as set forth in Appendix A below; the comparative performance of their respective benchmarks; and JHIMS’s analysis of such performance and its plans and recommendations regarding the Fund’s subadvisory arrangements generally and with respect to the Emerging Small Company Fund; and concluded that the portfolios of RCM that are managed comparably to the Emerging Small Company Fund have performed well or within a range that the Board deemed competitive, and that JHIMS may reasonably be expected to ably monitor the performance of the Emerging Small Company Fund and RCM.

3 reviewed the advisory fee structure for the New Funds and the Emerging Small Company Fund and the incorporation therein of any subadvisory fee breakpoints in the advisory fees charged and concluded (i) that to the extent that the New Funds and the Emerging Small Company Fund have subadvisory fees with breakpoints, those breakpoints are reflected as breakpoints in the advisory fees for these funds, (ii) that the Emerging Small Company Fund and each New Fund with a subadviser that is not affiliated with the Adviser have subadvisory fees which are the product of arms-length negotiations between the Adviser and the subadviser and which in all cases contain breakpoints, and (iii) that, although economies of scale cannot be measured with precision, these arrangements permit shareholders of these funds to benefit from economies of scale if the fund grows.

4 (a) reviewed the financial statements of JHIMS and John Hancock Life Insurance Company (U.S.A.) (“JHLICO (U.S.A.)”),

(b) reviewed the anticipated profitability of JHIMS’ relationship to the New Funds in terms of the fees it expects to receive with respect to New Funds and whether JHIMS has the financial ability to provide a high level of services to the New Funds,

(c) reviewed the anticipated profitability of JHIMS’ relationship to the Emerging Small Company Trust in terms of the fees it has received and expects to receive with respect to the Emerging Small Company Trust and whether JHIMS has the financial ability to continue to provide a high level of services to the Emerging Small Company Fund,

(d) considered that JHIMS derives reputational and other indirect benefits from providing advisory services to the Emerging Small Company Fund,

(e) considered that JHIMS will derive reputational and other indirect benefits from providing advisory services to the New Funds, and

(f) noted that JHIMS will pay the subadvisory fees out of the advisory fees JHIMS receives from the New Funds and the Emerging Small Company Fund and concluded that the advisory fees to be paid by the New Funds and the Emerging Small Company Fund will not be unreasonable in light of such information; and

5 reviewed comparative information with respect to the advisory fee rates and concluded that the anticipated advisory fees for the New Funds and the Emerging Small Company Fund are within the range of those incurred by other comparable funds and that the advisory structure for the New Funds and the Emerging Small Company Fund is thus competitive within the industry (see Appendix A below for additional information on advisory fees for the New Funds and the Emerging Small Company Fund). The Board also took into account the level and quality of services to be provided by JHIMS with respect to the Funds as well as the other factors considered.

John Hancock Funds II

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees (Unaudited) — continued

APPROVAL OF SUBADVISORY AGREEMENTS

At its meeting on March 30-31, 2006, the Board, including all the Independent Trustees, approved the Amendments and the New Subadvisory Agreements.

In making its determination with reference to these respective factors, the Board reviewed:

(i) information relating to each Subadviser’s business which included information such as: business performance, assets under management, financial stability and personnel;

(ii) except in the case of the Absolute Return Fund, the investment performance of the Subadviser’s portfolios managed comparably to the portfolio to be managed by the Subadviser and comparative performance information relating to the benchmark;

(iii) in the case of the Absolute Return Fund, investment performance of other portfolios managed by the Subadviser;

(iv) the proposed subadvisory fee for the portfolio to be managed by the Subadviser and comparative fee information; and

(v) information relating to the nature and scope of Material Relationships (as described below) and their significance to the Adviser and the Subadvisers.

The Board noted that in the case of the RREEF America L.L.C., RREEF Global Advisers Limited, Deutsche Investments Australia Limited, Deutsche Asset Management (Hong Kong) Limited and Deutsche Asset Management International GMBH sub-subadvisory agreements that the sub-subadvisory fee would be paid by Deutsche Asset Management, Inc. out of the subadvisory fee and would not be an expense of the Real Estate Equity Fund or Real Estate Securities Fund.

The Board noted that in the case of the Western Asset Management Company Limited sub-subadvisory agreement, that the sub-subadvisory fee would be paid by Western Asset Management Company out of the subadvisory fee and would not be an expense of the Strategic Bond Fund or the High Yield Fund.

The Board’s decision to approve the Amendments and the New Subadvisory Agreements was based on a number of determinations, including the following:

(1) Each Subadviser has extensive experience and demonstrated skills as a manager and may be expected to provide a high quality of investment personnel to each portfolio;

(2) In the case of the Real Estate Securities Fund, RREEF will operate under the ongoing supervision of DeAM which has been the subadviser to the Fund since the Fund’s inception and which retains ultimate responsibility for portfolio management as subadviser;

(3) In the case of each portfolio to be managed by a Subadviser, except the Absolute Return Portfolio, although not without variation, the current and historical performance of the portfolios of the Subadviser managed comparably to the fund of the Trust to be managed by the Subadviser has been within a competitive range of the current and historical performance these portfolios’ respective benchmark (see Appendix A for further information on performance);

(4) In the case of the Absolute Return Portfolio, although not without variation, the current and historical performance of the other funds of the Trust managed by the Subadviser has been within a competitive range of the current and historical performance these funds’ respective benchmark;

(5) The subadvisory fees are within industry norms and, with respect to the new funds with unaffiliated subadvisers, are the product of arms-length negotiations between the Adviser and the Subadvisers (see Appendix A for further information on subadvisory fees).

(6) The Material Relationships consist of arrangements in which certain unaffiliated subadvisers or their affiliates provide advisory, distribution or management services in connection with financial products sponsored by the Trust’s adviser or its affiliates, which may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans, and which in no case contained elements which would cause the Board to conclude that approval of the subadvisory agreement with the subadviser would be inappropriate.

BOARD EVALUATION OF NEW SUBADVISORY AGREEMENT FOR THE SMALL CAP FUND

At its meeting held on March 30-31, 2006, the Board of Trustees, including all of the Independent Trustees, approved a new subadvisory agreement appointing Independence Investments LLC (“New Independence”) to replace Independence Investment LLC (“Old Independence”) as the subadviser to the Small Cap Fund.

The Adviser requested the Board to approve a new subadvisory agreement with New Independence for the Small Cap Fund since the subadvisory agreement with Old Independence terminated as a result of New Independence, a newly formed subsidiary of Convergent Capital Management LLC (“Convergent”), succeeding to the business operations of Old Independence, an indirect wholly-owned subsidiary of Manulife Financial Corporation (“MFC”) on May 31, 2006 (the “Transaction”). Information regarding the Board’s approval of the subadvisory agreement with New Independence is set forth below.

In making its determination with respect to subadvisory agreements, and with reference to the factors which it considers, the Board reviews (1) information relating to the subadviser’s business; which may include information such as business performance, representative clients, assets under management, financial stability, personnel and, if applicable, past subadvisory services to Funds or affiliated funds of the Trust; (2) the investment performance of comparatively managed funds of the Fund and comparative performance information relating to the comparatively managed fund’s benchmark and comparable funds; (3) the proposed subadvisory fee for each Fund and comparative fee information; and (4) information relating to the nature and scope of other material business relationships which unaffiliated subadvisers may have with the Adviser or its affiliates, including the involvement by certain affiliates of certain sub-advisers in the distribution of financial products, including shares of the Trust, offered by the Adviser and other affiliates of the Adviser.

Particular considerations of the Board in approving the new subadvisory agreement with New Independence for the Small Cap Fund include the following:

1. New Independence will continue the business operations of Old Independence, the Old Independence portfolio manager is expected to continue to manage the assets of the Fund as an employee of New Independence and New Independence may generally be expected to provide at least the same level and quality of management services as Old Independence;

2. Although the limited performance history of the Fund, which commenced operations on October 17, 2005, was not considered

John Hancock Funds II

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees (Unaudited) — continued

significant, the Trustees noted that the current and historical performance of comparatively managed mutual funds and other accounts managed by the subadviser, although not without variation, has generally been within the range of or exceeded the performance of their benchmarks; and

3. The subadvisory fee with respect to the Fund under the new subadvisory agreement with New Independence is within industry norms, is the same as under the old subadvisory agreement with Old Independence, is paid by the Adviser and not by the Fund and will not result in any advisory fee increases with respect to the Fund.

In addition, the Board considered the potential conflicts of interest related to the arrangements between MFC and Convergent in connection with the transfer of Old Independence to New Independence. Under these arrangements, MFC will receive additional consideration for the Transaction on certain anniversary dates of the closing thereof to the extent the revenue received by New Independence from the management of proprietary accounts of MFC and its affiliates or accounts for which MFC or its affiliates act as investment adviser, including the Fund, meet certain revenue targets. The Board considered in particular the potential conflict of interest between the Adviser’s fiduciary duties in managing subadvisory arrangements to act in the best interests of the Fund and its shareholders and the financial incentives of MFC to influ-ence the Adviser to support the continuation of the subadvisory agreement with New Independence for the periods for which contingent payments may be made to MFC. The Board concluded that, notwithstanding the potential conflicts of interest, approval of the subadvisory agreement was in the best interests of shareholders in view of the bene-fits to shareholders expected from the continuity in subadvisory services that will be afforded by New Independence, the lack of any limitations in the arrangement between MFC and Convergent upon the rights of the Adviser to recommend termination of the subadvisory agreement with New Independence, the Adviser’s fiduciary duties to act in the best interests of the Fund and Fund shareholders and the Board’s ability to monitor conflicts of interest.

RELATED ARRANGEMENTS BETWEEN MFC AND CONVERGENT

In consideration for the transfer of assets and liabilities of Old Independence to New Independence in the Transaction as described above, Convergent paid MFC a specified amount at closing. MFC will also receive additional consideration on certain anniversary dates of the closing to the extent the revenue received by New Independence from the management of proprietary accounts of MFC and its affiliates or accounts for which MFC or its affiliates act as investment adviser, including the Small Cap Fund, meet certain revenue targets. Consequently, while these contingent payments are not dependent upon the approval or continuation of the subadvisory agreement with respect to the Fund, the revenues earned by New Independence as a result of its subadvisory relationship with the Fund would count towards the revenue target necessary for MFC to earn the contingent payments. Nothing in the arrangements between MFC and Convergent imposes any limitations upon the rights of the Adviser to recommend termination of the subadvisory agreement with New Independence. However, these arrangements present certain conflicts of interest because MFC, as the ultimate parent entity of the Adviser, has a financial incentive to influence the Adviser to support the continuation of the subadvisory agreement with New Independence for the periods for which contingent payments may be made to MFC. As discussed above, in approving the new subadvisory agreement with New Independence, the Board of Trustees, including the Independent Trustees, was aware of and considered these potential conflicts of interest.

BOARD EVALUATION OF NEW SUBADVISORY AGREEMENT FOR THE EMERGING GROWTH FUND

At its meeting on March 31, 2006, the Board, including the Independent Trustees, approved entering into a new subadvisory agreement between the Adviser and Sovereign Asset Management LLC (“Sovereign”) to replace MFC Global Investment Management (U.S.A.) LLC (“MFC Global”) as the subadviser for the Emerging Growth Fund.

At its meeting on December 12-13, 2005, the Board of Trustees discussed with the Adviser the performance of the John Hancock Trust Emerging Growth Trust, the Fund’s corresponding portfolio, having lagged behind that of its peer group and benchmark index since inception to September 2005 and the fact that the then current MFC Global portfolio manager for the Emerging Growth Fund was being reassigned and would no longer manage the portfolio. At the Board’s meeting, the Adviser recommended to the Board that the subadviser to the Emerging Growth Fund be replaced with Sovereign, another subadviser affiliated with the Adviser. The Adviser made this recommendation following a review of the capabilities of several affiliated and non-affiliated investment managers to manage the portfolio.

In making its determination with respect to the new subadvisory agreement with Sovereign with respect to the Emerging Growth Fund, and with reference to the factors described above that the Board generally considers in reviewing subadvisory agreements, the Board reviewed: (i) information relating to the subadviser’s business which included information such as: business performance, representative clients, assets under management, financial stability and personnel; (ii) the investment performance of comparatively managed funds and their respective benchmarks; and (iii) the subadvisory fee for the Fund.

The Board’s decision to approve the subadvisory agreement with Sovereign was based on a number of determinations, including the following:

(1) The performance of the John Hancock Trust Emerging Growth Trust, the Fund’s corresponding portfolio, lagged that of its peer group and benchmark index since inception to September 2005.

(2) The portfolio managers in the Sovereign investment management team have been with Sovereign since 2002, have almost 50 years of combined experience and are responsible for managing over 31 accounts with assets of approximately $467 million. Sovereign has extensive experience and demonstrated skills as a manager with respect to equity securities and in using a variety of investment strategies and may be expected to provide a high quality of investment management services and personnel to the Fund;

(3) Although not without variation, the current and historical performance of comparable funds and other client accounts managed by Sovereign have generally been within the range of or exceeded the performance of the fund and its benchmark index;

(4) The subadvisory fee rates for the fund under Sovereign would be the same as the subadvisory fee rates charged by MFC Global and is within industry norms; and

(5) There would be no change in the advisory fee rates for the fund as a result of the new subadvisory agreement.

John Hancock Funds II

Appendix A

Portfolio	Performance of Comparable
And Subadviser	Funds as of December 31, 2005	Estimated Fees and Expenses	Comments

Absolute Return	No comparable funds managed	Advisory fees for this Fund were
	by subadviser.	higher than its peer group median.
(MFC Global Investment
Management (U.S.A.) Limited)		Total expenses for this Fund were
higher than its peer group median.

Emerging Small Company	Performance of RCM Capital	Subadvisory fees for this Trust were	The Board noted that advisory and
	Management’s U.S. Small Cap Core	higher than its peer group median.	subadvisory fees for the portfolio
(RCM Capital Management)	Growth composite outperformed		would decrease as a result of the
	its benchmark index over the one	Advisory fees for this Trust were	change of subadviser from Franklin
	and three year periods and	higher than its peer group median.	Adviser, Inc. to RCM Capital
	underperformed its benchmark		Management.
	index over the five year period.	Total expenses for this Trust were
in line with its peer group median.
Performance of the composite
outperformed its peer group
average over the one and three
year periods and underperformed
over the five year period.

Global Real Estate	Comparable performance is	Subadvisory fees for this Fund were	The Board noted that the peer
	not available.	higher than its peer group median.	group is primarily comprised of
(Subadviser: Deutsche Asset			US-centric strategies, as compared
Management, Inc.		Advisory fees for this Fund were	to the fund.
higher than its peer group median.
sub-subadvisers:
RREEF America L.L.C.		Total expenses for this Fund were
RREEF Global Advisers Limited		lower than its peer group median.
Deutsche Investments
Australia Limited
Deutsche Asset Management
(Hong Kong) Limited
Deutsche Asset Management
International GMBH)

High Income	Performance of the High Yield	Subadvisory fees for this Trust were
	Fund of John Hancock Funds has	lower than its peer group median.
(Sovereign Asset	outperformed its benchmark
Management, LLC)	index over the one, three and five	Advisory fees for this Trust were
	year periods.	higher than its peer group median.

	Performance of the fund has	Total expenses for this Trust were
	outperformed its peer group	higher than its peer group median.
average over the one, three and
five year periods.

High Yield	Performance of the WAMCO High	Subadvisory fees for this Fund were	The Board noted that advisory and
	Yield Composite has outperformed	lower than its peer group median.	subadvisory fees for the portfolio
(Subadviser:	its benchmark index over the one		would decrease as a result of the
Western Asset Management	year period and has underperformed	Advisory fees for this Fund were	change of subadviser from Salomon
Company Limited)	its benchmark index over the three	higher than its peer group median.	Brother Asset Management Inc. to
	and five year periods.		Western Asset Management Company.
Total expenses for this Fund were
	Performance of the WAMCO High	lower than its peer group median.
Yield Composite has outperformed
its peer group average over the one,
three and five year periods.

John Hancock Funds II

Appendix A — continued

Portfolio	Performance of Comparable
and Subadviser	Funds as of December 31, 2005	Estimated Fees and Expenses	Comments

International Small Company	Comparable performance is	Subadvisory fees for this Fund were	The Board noted that the peer group
	not available.	higher than its peer group median.	for this portfolio only included
(Dimensional Fund			two funds.
Advisers, Inc.)		Advisory fees for this Fund were
higher than its peer group median.

Total expenses for this Fund were
higher than its peer group median.

Mid Cap Value Equity	Performance of the RiverSource	Subadvisory fees for this Fund were
	Mid Cap Value Mutual Fund has	lower than its peer group median.
(RiverSource Investments, LLC)	outperformed its benchmark index
	over the one and three year periods.	Advisory fees for this Fund were
higher than its peer group median.
Performance of the RiverSource
	Mid Cap Value Mutual Fund has	Total expenses for this Fund were
	outperformed its peer group average	slightly higher than its peer
	over the one and three year periods.	group median.

Real Estate Equity	Performance of the Real Estate	Subadvisory fees for this Fund were
	Fund of T. Rowe Price has	lower than its peer group median.
(T. Rowe Price Associates, Inc.)	outperformed its benchmark
	index over the one, three and five	Advisory fees for this Fund were
	year periods.	higher than its peer group median.

	Performance of the Real Estate	Total expenses for this Fund were
	Fund of T. Rowe Price has	lower than its peer group median.
outperformed its peer group
average over the one, three and
five year periods.

Real Estate Securities	Performance of the DWS RREEF	Subadvisory fees for this Fund were	The Board noted that advisory and
	Real Estate Securities Fund,	lower than its peer group median.	subadvisory fees for the portfolio
(Subadviser:	the model for the Trust, has		would not change as a result of the
Deutsche Asset	outperformed its benchmark	Advisory fees for this Fund were	addition of RREEF America L.L.C. as a
Management, Inc.	index over the one, three and five	lower than its peer group median.	sub-subadviser to the portfolio.
year periods.
sub-subadviser:		Total expenses for this Fund were
RREEF America L.L.C.)	Performance of the Fund has	lower than its peer group median.
outperformed its peer group
average over the one, three and
five year periods.

Strategic Bond	Performance of the Western Asset	Subadvisory fees for this Fund were	The Board noted that advisory and
	Core Plus Bond Institutional	lower than its peer group median.	subadvisory fees for the portfolio
(Subadviser:	Mutual Fund underperformed its		would decrease as a result of the
Western Asset	benchmark over the one year	Advisory fees for this Fund were	change of subadviser from Salomon
Management Company	period and has outperformed its	higher than its peer group median.	Brother Asset Management Inc. to
	benchmark index over the three		Western Asset Management Company.
Sub-subadviser:	and five year periods.	Total expenses for this Fund were
Western Asset Management		lower than its peer group median.
Company Limited)	Performance of the Western Asset
Core Plus Bond Institutional
Mutual Fund has outperformed
its peer group average over the one,
three and five year periods.

John Hancock Funds II

Appendix A — continued

Portfolio	Performance of Comparable
And Subadviser	Funds as of December 31, 2005	Estimated Fees and Expenses	Comments

U.S. Government Securities	Performance of a blended group	Subadvisory fees for this Fund were	The Board noted that the peer group
	of U.S. Government accounts	in line with its peer group median.	for this portfolio consisted only of
(Western Asset	managed by Western Asset		two funds.
Management Company)	Management has outperformed	Advisory fees for this Fund were in
	its blended benchmark of U.S.	line with its peer group median.	The Board noted that advisory and
	Government indexes and the Short		subadvisory fees for the portfolio
	Government Bond peer group	Total expenses for this Fund were	would decrease as a result of the
	average over the one, three and	lower than its peer group median.	change of subadviser from Salomon
	five year periods.		Brother Asset Management Inc. to
Western Asset Management Company.

John Hancock Funds II

Trustees and Officers (Unaudited)

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees

Name, age		Number of
Position(s) held with Trust	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

Charles L. Bardelis, Born: 1941	2005	209

President and Executive Officer, Island Commuter Corp. (Marine Transport).
Trustee of John Hancock Trust (since 1988) and John Hancock Funds III (since 2005).

Peter S. Burgess, Born: 1942	2005	209

Consultant (financial, accounting and auditing matters (since 1999); Certified Public Accountant; Partner,
Arthur Andersen (prior to 1999).
Director of the following publicly traded companies: PMA Capital Corporation (since 2004) and Lincoln Educational
Services Corporation (since 2004).
Trustee of John Hancock Trust (since 2005) and John Hancock Funds III (since 2005).

Elizabeth G. Cook, Born: 1937	2005	209

Expressive Arts Therapist, Massachusetts General Hospital (September 2001 to present); Expressive Arts Therapist,
Dana Farber Cancer Institute (September 2000 to January 2004); President, The Advertising Club of Greater Boston.
Trustee of John Hancock Trust (since 2005) and John Hancock Funds III (since 2005).

William H. Cunningham, Born: 1944	2005	160

Former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman
and CEO, IBT Technologies (until 2001); Director of the following: Hire.com (until 2004), STC Broadcasting, Inc. and
Sunrise Television Corp. (until 2001), Symtx, Inc. (electronic manufacturing) (since 2001), Adorno/Rogers Technology, Inc.
(until 2004), Pinnacle Foods Corporation (until 2003), rate Genius (until 2003), Lincoln National Corporation (insurance)
(since 2006), Jefferson-Pilot Corporation (diversified life insurance company) (until 2006), New Century Equity Holdings
(formerly Billing Concepts) (until 2001), eCertain (until 2001), ClassMap.com (until 2001), Agile Ventures (until 2001),
AskRed.com (until 2001), Southwest Airlines, Introgen and Viasystems Group, Inc. (electronic manufacturer) (until 2003);
Advisory Director, Interactive Bridge, Inc. (college fundraising) (until 2001); Advisory Director, Q Investments (until 2003);
Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank - Austin), LIN Television (since 2002), WilTel
Communications (until 2003) and Hayes Lemmerz International, Inc. (diversified automotive parts supply company)
(since 2003).
Trustee of John Hancock Funds (since 2005) and John Hancock Funds III (since 2005).

Charles L. Ladner, Born: 1938	2005	160

Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (until 2003); Senior Vice President and Chief Financial
Officer, UGI Corporation (public utility holding company) (retired 1998); Vice President and Director for AmeriGas, Inc.
(retired 1998); Director of AmeriGas Partners, L.P. (gas distribution) (until 1997); Director, EnergyNorth, Inc. (until 1995);
Director, Parks and History Association (since 2007).
Trustee of John Hancock Funds (since 2004) and John Hancock Funds III (since 2005).

Hassell H. McClellan, Born: 1945	2005	209

Associate Professor, The Wallace E. Carroll School of Management, Boston College.
Trustee of John Hancock Trust (since 2005) and John Hancock Funds III (since 2005).

James. M. Oates, Born: 1946	2005	209

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman, Emerson Investment Management,
Inc. (since 2000); Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company)
(since 1997).
Director of the following publicly traded companies: Stifel Financial (since 1996); Investor Financial Services Corporation
(since 1995); and Connecticut River Bancorp, Director (since 1998). Director, Phoenix Mutual Funds (since 1988;
overseeing 20 portfolios).
Trustee of John Hancock Trust (since 2004) and John Hancock Funds III (since 2005).

[1] Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified.

John Hancock Funds II

Trustees and Officers (Unaudited) — continued

Non-Independent Trustees[3]

Name, age		Number of
Position(s) held with Trust	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle, Born: 1959	2005	262

Chairman and Director, John Hancock Advisers, LLC (the “Adviser”), The Berkeley Financial Group, LLC (“The Berkeley Group”) (holding company)
and John Hancock Funds, LLC (since 2005); President, John Hancock Annuities; Executive Vice President, John Hancock Life Insurance Company
(since June, 2004); President U.S. Annuities; Senior Vice President, The Manufacturers Life Insurance Company (U.S.A) (prior to 2004).

Principal officers who are not Trustees

Name, age
Position(s) held with Trust		Officer
Principal occupation(s) and		of Fund
directorships during past 5 years		since

Keith Hartstein[2] , Born: 1956		2005

President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director, President and Chief Executive Officer, the Adviser and The Berkeley Group,
John Hancock Funds, LLC (since 2005); Director, MFC Global Investment Management (U.S.), LLC (“MFC Global (U.S.)”) (since 2005); Director,
John Hancock Signature Services, Inc. (since 2005); President and Chief Executive Officer, John Hancock Investment Management Services, LLC
(since 2006); President and Chief Executive Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III, John Hancock Trust,;
Director, Chairman and President, NM Capital Management, Inc. (since 2005); Chairman, Investment Company Institute Sales Force Marketing
Committee (since 2003); Director, President and Chief Executive Officer, MFC Global (U.S.) (2005-2006); Executive Vice President, John Hancock
Funds, LLC (until 2005).

John Vrysen[2] , Born: 1955		2005

Chief Financial Officer
Director, Executive Vice President and Chief Financial Officer, the Adviser, The Berkeley Group and John Hancock Funds, LLC (since 2005); Executive
Vice President and Chief Financial Officer, John Hancock Investment Management Services, LLC (since 2005), Vice President and Chief Financial
Officer, MFC Global (U.S.) (since 2005); Director, John Hancock Signature Services, Inc. (since 2005); Chief Financial Officer, John Hancock Funds,
John Hancock Funds II, John Hancock Funds III, John Hancock Trust (since 2005); Vice President and General Manager, Fixed Annuities, U.S. Wealth
Management (until 2005); Vice President, Operations Manulife Wood Logan (2000-2004).

Francis V. Knox, Jr.[2] , Born: 1947		2005

Chief Compliance Officer
Vice President and Chief Compliance Officer, John Hancock Investment Management Services, LLC, the Adviser and MFC Global (U.S.) (since 2005);
Chief Compliance Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005); Vice President and
Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice President and Ethics & Compliance Officer, Fidelity Investments (until 2001).

Gordon Shone[2] , Born: 1956		2005

Treasurer
Treasurer, John Hancock Funds (since 2006); John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005); Vice President and
Chief Financial Officer, John Hancock Trust (2003-2005); Senior Vice President, John Hancock Life Insurance Company (U.S.A.) (since 2001);
Vice President, John Hancock Investment Management Services, Inc. and John Hancock Advisers, LLC (since 2006), The Manufacturers Life Insurance
Company (U.S.A.) (1998 to 2000).

Thomas M. Kinzler[2] , Born: 1955		2006

Secretary and Chief Legal Officer
Vice President and Counsel for John Hancock Life Insurance Company (U.S.A.) (since 2006); Secretary and Chief Legal Officer, John Hancock Funds,
John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2006); Vice President and Associate General Counsel for Massachusetts
Mutual Life Insurance Company (1999-2006); Secretary and Chief Legal Counsel for MML Series Investment Fund (2000-2006); Secretary and Chief
Legal Counsel for MassMutual Institutional Funds (2000-2004); Secretary and Chief Legal Counsel for MassMutual Select Funds and MassMutual
Premier Funds (2004-2006).

[1] Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his successor is duly elected and qualified or until he dies, retires, resigns, is removed or becomes disqualified.
[2] Affiliated with the investment adviser.
[3] Non-Independent Trustee: holds positions with the Fund’s investment adviser, underwriter, and/ or certain other affiliates.

John Hancock Funds II

Trustees and Officers (Unaudited) — continued

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information, a separate document with supplemental information not contained in the Prospectus, includes additional information on the Board of Trustees and can be obtained without charge by calling 1-800-344-1029 or on the Securities and Exchange Commission (“SEC”) Web site at www.sec.gov.

PROXY VOTING POLICY A description of the Trust’s proxy voting policies and procedures and information regarding how the Trust voted proxies relating to fund securities during the most recent twelve-month period ended August 31 is available without charge, upon request, by calling 1-800-344-1029 or on the Trust’s website at www.jhfunds.com or on the SEC internet website at www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q.The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St., N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Management of the Trust

Trustees
Charles L. Bardelis
Peter S. Burgess
Elizabeth G. Cook
William H. Cunningham
Charles L. Ladner
Hassell H. McLellan
James M. Oates
James R. Boyle

Officers
Keith F. Hartstein, President
John G. Vrysen, Chief Financial Officer
Francis V. Knox, Vice President and Chief Compliance Officer
Gordon M. Shone, Treasurer
Thomas M. Kinzler, Secretary and Chief Legal Officer
George M. Boyd, Assistant Secretary

Investment Adviser
John Hancock Investment Management Services, LLC
Boston, Massachusetts

601 Congress Street
Boston MA 02210-2805

JHF2AN 8/06

ITEM 2. CODE OF ETHICS.

(a) As of the end of the period, August 31, 2006, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer and Chief Financial Officer (respectively, the principal executive officer and the principal financial officer, the “Covered Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(b)Not Applicable

(c)Not Applicable

(d)Not Applicable

(e)Not Applicable

(f)(1) A copy of the Code of Ethics is attached hereto.

JOHN HANCOCK FUNDS II
JOHN HANCOCK FUNDS III

SARBANES-OXLEY CODE OF ETHICS
FOR
PRINCIPAL EXECUTIVE AND
PRINCIPAL FINANCIAL OFFICERS

I. Covered Officers/Purpose of the Code

This code of ethics (this “Code”) for John Hancock Funds II and John Hancock Funds III, each a registered management investment company under the Investment Company Act of 1940, as amended (“1940 Act”), which may issue shares in separate and distinct series (each investment company and series thereunder to be hereinafter referred to as a “Fund”), applies to each Fund’s Principal Executive Officer (“President”) and Principal Financial Officer (“Chief Financial Officer”) (the “Covered Officers,” as set forth in Exhibit A) for the purpose of promoting:

* honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

* full, fair, accurate, timely and understandable disclosure in reports and documents that the Fund files with, or submits to, the Securities and Exchange Commission (“SEC”) and in other public communications made by the Fund;

* compliance with applicable laws and governmental rules and regulations;

* the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

* accountability for adherence to the Code.

Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual as well as apparent conflicts of interest.

II. Covered Officers Should Handle Ethically Actual and Apparent Conflicts of Interest

Overview. A “conflict of interest” occurs when a Covered Officer’s private interest interferes with the interests of, or his service to, the Fund. For example, a conflict of interest would arise if a Covered Officer, or a member of his family, receives improper personal benefits as a result of his position with the Fund. Certain conflicts of interest arise out of the relationships between Covered Officers and the Fund and already are subject to conflict of interest provisions in the Investment Company Act of 1940, as amended (the “Investment Company Act”) and the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”). For example, Covered Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with the Fund because of their status as “affiliated persons” of the Fund. Each Covered Officer is an officer or employee of the investment adviser or a service provider (“Service Provider”) to the Fund. The Fund’s, the investment adviser’s and the Service Provider’s compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between the Fund and the investment adviser and the Service Provider of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Fund, for the investment adviser or for the Service Provider), be involved in establishing policies and implementing decisions which will have different effects on the investment adviser, the Service Provider and the Fund. The participation of the Covered Officers in such activities is inherent in the contractual relationship between the Fund and the investment adviser and the Service Provider and is consistent with the performance by the Covered Officers of their duties as officers of the Fund. Thus, if such participation is performed in conformity with the provisions of the Investment Company Act and the Investment Advisers Act, it will be deemed to have been handled ethically. In addition, it is recognized by the Fund’s Board of Directors (the “Board”) that the Covered Officers may also be officers or employees of one or more other investment companies covered by other Codes.

Other conflicts of interest are covered by the Code, even if such conflicts of interest are not subject to provisions in the Investment Company Act and the Investment Advisers Act. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Fund.

*    *    *

2

Each Covered Officer must:

* not use his/her personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Fund whereby the Covered Officer would benefit personally to the detriment of the Fund;

* not cause the Fund to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than for the benefit of the Fund; and

* not use material non-public knowledge of portfolio transactions made or contemplated for the Fund to trade personally or cause others to trade personally in contemplation of the market effect of such transactions.

Additionally, conflicts of interest may arise in other situations, the propriety of which may be discussed, if material, with the Fund’s Chief Compliance Officer (“CCO”). Examples of these include:

* service as a director/trustee on the board of any public or private company;

* the receipt of any non-nominal gifts;

* the receipt of any entertainment from any company with which the Fund has current or prospective business dealings unless such entertainment is business-related, reasonable in cost, appropriate as to time and place, and not so frequent as to raise any question of impropriety (or other formulation as the Fund already uses in another code of conduct);

* any ownership interest in, or any consulting or employment relationship with, any of the Fund’s service providers, other than its investment adviser, any sub-adviser, principal underwriter, administrator or any affiliated person thereof; and

* a direct or indirect financial interest in commissions, transaction charges or spreads paid by the Fund for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer’s employment, such as compensation or equity ownership.

III. Disclosure & Compliance

* Each Covered Officer should familiarize him- or herself with the disclosure requirements generally applicable to the Fund;

* Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Fund to others, whether within or outside the Fund, including to the Fund’s directors and auditors, and to governmental regulators and self-regulatory organizations;

* Each Covered Officer should, to the extent appropriate within his/her area of responsibility, consult with other officers and employees of the Fund and the

3

Fund’s adviser or any sub-adviser with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents the Fund files with, or submits to, the SEC and in other public communications made by the Fund; and

* It is the responsibility of each Covered Officer to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.

IV. Reporting and Accountability

Each Covered Officer must:

* upon adoption of the Code (or thereafter as applicable, upon becoming a Covered Officer), affirm in writing to the Board that he/she has received, read, and understands the Code;

* annually thereafter affirm to the Board that he/she has complied with the requirements of the Code;

* not retaliate against any employee or Covered Officer or their affiliated persons for reports of potential violations that are made in good faith;

* notify the Fund’s CCO promptly if he/she knows of any violation of this Code (Note: failure to do so is itself a violation of this Code); and

* report at least annually any change in his/her affiliations from the prior year.

The Fund’s CCO is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret this Code in any particular situation. However, any approvals or waivers sought by the Principal Executive Officer will be considered by the Fund’s Board or a designated committee thereof (the “Committee”).

The Fund will follow these procedures in investigating and enforcing this Code:

* the Fund’s CCO will take all appropriate action to investigate any potential violations reported to him/her;

* if, after such investigation, the CCO believes that no violation has occurred, the CCO is not required to take any further action;

* any matter that the CCO believes is a violation will be reported to the Board or, if applicable, Committee;

* if the Board or, if applicable, Committee concurs that a violation has occurred, the Board, either upon its determination of a violation or upon recommendation of the Committee, if applicable, will consider appropriate action, which may include review of, and appropriate modifications to,

4

applicable policies and procedures; notification to appropriate personnel of the Service Provider or the investment adviser or its board; or a recommendation to dismiss the Covered Officer;

* the Committee will be responsible for granting waivers, as appropriate; and

* any changes to or waivers of this Code will, to the extent required, be disclosed as provided by SEC rules.

V. Other Policies and Procedures

This Code shall be the sole code of ethics adopted by the Fund for purposes of Section 406 of the Sarbanes-Oxley Act of 2002 and the rules and forms applicable to registered investment companies thereunder. Insofar as other policies or procedures of the Fund, the Fund’s adviser, any sub-adviser, principal underwriter or other service providers govern or purport to govern the behavior or activities of the Covered Officers who are subject to this Code, they are superseded by this Code to the extent that they overlap or conflict with the provisions of this Code. The Fund’s and its investment adviser’s codes of ethics under Rule 204A-1 under the Investment Advisers Act and Rule 17j-1 under the Investment Company Act, respectively, are separate requirements applying to the Covered Officers and others, and are not part of this Code.

VI. Amendments

Any amendments to this Code, other than amendments to Exhibit A, must be approved or ratified by a majority vote of the Fund’s Board, including a majority of independent directors.

VII. Confidentiality

All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Fund’s Board and its counsel, the investment adviser and the relevant Service Providers.

VIII. Internal Use

The Code is intended solely for the internal use by the Fund and does not constitute an admission, by or on behalf of the Fund, as to any fact, circumstance, or legal conclusion.

5

Exhibit A
Persons Covered by this Code of Ethics
(As of August__, 2005)

John Hancock Funds II
Principal Executive Officer and President
Principal Financial Officer and Chief Financial Officer

John Hancock Funds III
Principal Executive Officer and President
Principal Financial Officer and Chief Financial Officer

(f)(2) The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request by calling the following toll free number (800) 344-1029.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant has determined that it has one “audit committee financial expert” as that term is defined in Item 3(b) of Form N-CSR: Peter S. Burgess, who is “independent” as that term is defined in Item 3(a) (2) of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES:

2006: $1,346,000

These fees represent aggregate fees billed for the period from commencement of operations (10/15/05) to fiscal year end (8/31/06) (the “Reporting Period”) for professional services rendered by the principal accountant, PricewaterhouseCoopers LLP (“PWC”), for the audits of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filing or engagements for such period.

(b) AUDIT RELATED FEES:

2006: $629,000

These fees represent the aggregate fees billed for the Reporting Period for assurance and related services by PWC that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item. Such fees relate to professional services rendered by PWC for separate audit reports in connection with 17f-2 security counts and fund merger audit services.

(c) TAX FEES:

2006: $374,000

These fees represent aggregate fees billed for the Reporting Period for professional services rendered by PWC for tax compliance, tax advice and tax planning. The tax services provided by PWC related to the review of the Registrant’s federal and state income tax returns, excise tax calculations and returns and a review of the Registrant’s calculations of capital gain and income distributions.

(d) ALL OTHER FEES; None.

(e) (1) The audit committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X are attached.

September 2005

John Hancock Funds II Audit Committee Audit and Non-Audit Services Pre-Approval Policy

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees is responsible for the appointment, compensation and oversight of the services provided by the independent auditor to John Hancock Funds II (the “Trust”). As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the Trust’s independent auditor (the “Auditor”) in order to assure that these services do not impair the Auditor’s independence. In addition, these procedures also require the Audit Committee to pre-approve non-audit services provided by the Auditor to Manulife Financial Corporation (or any subsidiary thereof) where such services provided have a direct impact on the operations or financial reporting of the Trust as further assurance that such services do not impair the Auditor’s independence.

This Policy follows two different approaches to pre-approving services: (1) proposed services may be pre-approved (“general pre-approval”), or (2) proposed services will require specific pre-approval (“specific pre-approval”). Unless a type of service provided by the Auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee.

Exhibit I to this Policy describes the Audit, Audit-related, Tax and All Other Services that have been pre-approved by the Audit Committee. The Audit Committee will annually review these services. It is expected that such review will occur at the regularly scheduled April Audit Committee meeting.

II. Delegation

The Audit Committee may delegate pre-approval authority to its chairperson or any other member or members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next meeting following the pre-approval. If pre-approval of any services to be provided by the Auditors is required before the next regularly scheduled Audit Committee meeting, the Audit Committee hereby authorizes its chairman to provide such pre-approval.

III. Audit Services

The Trust’s annual audit services engagement scope and terms will be subject to the general pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor in order to be able to form an opinion on the Trust’s financial statements. The Audit services that are pre-approved are set forth in Exhibit I.

IV. Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Trust’s financial statements or that are traditionally performed by the independent auditor.

The audit-related services that are pre-approved are set forth in Exhibit I.

V. Tax Services

The SEC has stated generally that an independent auditor may provide tax services to a mutual fund, such as tax compliance, tax planning and tax advice, since such services do not impair the auditor’s independence.

The tax services that are pre-approved are listed in Exhibit I.

VI. All Other Services

The Audit Committee believes that other types of non-audit services are also permitted and that it may grant general pre-approval to non-audit services that it believes (a) are routine and recurring services, (b) would not impair the independence of the auditor and (c) are consistent with the Act and the rules relating thereto.

The non-audit services for which the Audit Committee has granted general pre-approval are set forth in Exhibit I.

The Auditor is permitted to assist management with internal investigations and fact-finding into alleged improprieties; however, these services are subject to specific pre-approval and engagement by the Audit Committee.

VII. Prohibited Services

Services which result in the auditor losing independence status under the rule include (1) Bookkeeping or other services related to the accounting records or financial statements of the Trust; (2) Financial information systems design and implementation; (3) Appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (4) Actuarial services (i.e., setting actuarial reserves versus actuarial audit work); (5) Internal audit outsourcing services; (6) Management functions or human resources; (7) Broker or dealer, investment advisor, or investment banking services; (8) Legal services and expert services unrelated to the audit; (9) Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

VIII. Procedures

At least annually, the Trust’s Chief Financial Officer and the Auditor shall jointly submit to the Audit Committee for approval a revised EXHIBIT I. If any of the fee amounts listed on EXHIBIT I change materially subsequent to the Audit Committees approval, an updated EXHIBIT I will be presented to the Audit Committee at the next regularly scheduled meeting.

EXHIBIT I John Hancock Funds II Schedule of Audit, Audit-Related, Tax and Other Non-Audit Services Subject to General Pre-Approval

Service		Summary of Services	Projected Fees/ Fee Cap

Audit Services

Audit	Recurring audit of financial statements of the Trust in		JHF II as of 8/31/2006
accordance with generally accepted auditing standards
	including, but not limited to:		$1,529,584 plus $139,650 out-of-pocket
expenses including non-recurring fees of
	•	Annual letter regarding the Trust’s internal control to be	$570,000 based on 49 funds approved on August
		included in the annual report to the SEC on Form N-	23, 2005.
SAR;
	•	Review of the annual poet-effective amendment to the	Actual number of funds is 59, an increase of 10.
		Trust’s registration statement on SEC Form N-1A, and	Fee increase due to scope change is $195,833
		consent to the incorporation by reference of our report	plus out-of-pocket of $28,500 (average of
		on the Trust’s financial statements in such SEC filing;	$28,500/fund for both audit and tax). There is a
	•	Review of each Trust portfolio’s tax provision and RIC	corresponding increase in non-recurring fees of
		qualification calculation	$35,000 as well.
	•	Accounting consultations and tax services required to
perform an audit in accordance with Generally
Accepted Auditing Standards.

	Other audit and special reports including, but not limited to:		Up to but not to exceed $30,000 per instance.
(was$15k)
	•	All services relating to any subsequent filings of
registration statements (including amendments thereto)
for the Trust with the SEC, including issuance of
auditor consents.

Service	Summary of Services	Projected Fees/ Fee Cap

Audit-Related Services

Consultations	Includes consultations relating to new regulatory rules and	Up to but not to exceed $25,000 per instance
concerning accounting	guidance, unusual or non-recurring transactions and other	(was $10k)
and financial reporting	regulatory or financial reporting matters which are generally
standards	non-recurring.

Other auditing	Auditing procedures and special reports, including those	$24,500 including expenses for the required 17f-
procedures and	needed for:	2 security counts
issuance of special	• Separate audit reports in connection with 17f-2 security
purpose reports	counts

	• Various government agencies tax authorities and Fund	Up to but not to exceed $25,000 per instance
	mergers	(was $10k)

Tax Services

Tax Services	Recurring tax services including, but not limited to:	John Hancock Funds II as of 8/31/2006
• Review of each Trust portfolio’s federal, and if
	applicable, state tax returns	$267,540 plus $29,726 out-of-pocket expenses
	• Review required Trust portfolio distributions to avoid	based on 49 funds approved on August 23, 2005.
excise tax and review related excise tax returns
Actual number of funds is 59, an increase of 10.
Fee increase due to scope change is $54,600 plus
out-of-pocket of $6,067 (average of
$28,500/fund for both audit and tax).

Consultations on various	Consultation on U.S. tax matters, such as, funs
tax matters	reorganizations; tax basis earnings and profits	Up to but not to exceed $30,000 per instance
	computations, evaluating the tax characteristics if certain	(was $10k)
expenses and income items; advice on accounting methods,
timing issues, compliance matters and characterization
issues.

Other Non-Audit	Training and industry updates	Up to but not to exceed $25,000 per instance
Services		(was $5k)
Overall Cap	In addition to the per instance caps, this reflect an overall	Up to but not to exceed $50,000
cap on the Trust.

NOTE: Fees included above have been approved by the audit committee at the August 23, 2005 and March 30, 2006 Board of Trustee meetings for JHF II with a fiscal year end of August 31, 2006.

(2) Amount approved by the Audit Committee pursuant paragraph (c) (7) ((i) (7) of Rule 2-01 of Regulation S-X: None.

(f) Not Applicable.

(g) Aggregate non-audit fees billed by PWC for non-audit services rendered to Registrant for Reporting Period was $0. Aggregate non-audit fees billed by PWC for non-audit service rendered to the Registrant’s investment adviser and service affiliates for the Reporting Period was $0. These amounts include fees for non-audit services required to be pre-approved and fees for non-audit services that did not require pre-approval since they did not relate to the Registrant’s operations and financial reporting.

(h) The Registrant’s audit committee of the Board of Trustees has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser and service affiliates that were not pre-approved pursuant to paragraph (c) (7) of Rule 2-01 of Regulation S-X, to be compatible with maintaining PWC’s independence

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS Not Applicable.

ITEM 6. SCHEDULE OF INVESTMENTS. Included with Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not Applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS. Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS. Not Applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in this Form N-CSR is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such disclosure controls and procedures include controls and procedures designed to ensure that such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

Within 90 days prior to the filing date of this Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures relating to information required to be disclosed on Form N-CSR. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are operating effectively to ensure that:

(i) information required to be disclosed in this Form N-CSR is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission, and (ii) information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b) CHANGE IN REGISTRANT’S INTERNAL CONTROL: Not Applicable.

ITEM 12. EXHIBITS.

(a)(1) SEE ATTACHED CODE OF ETHICS.

(a)(2)(i) CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER.

(a)(2)(ii) CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER.

(b) CERTIFICATION PURSUANT TO Rule 30a-2(b) OF THE INVESTMENT COMPANY ACT OF 1940

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JOHN HANCOCK FUNDS II

_______________________________
/S/ Keith F. Hartstein
President and
Chief Executive Officer
Date October 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

________________________________
/S/ Keith F. Hartstein
President and
Chief Executive Officer
Date October 27, 2006

_________________________________
/S/ John G. Vrysen
Chief Financial Officer
Date October 27, 2006